UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-08090

Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Ronald A. Holinsky, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code:   (260) 455-3404

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lincoln Variable Insurance Products Trust:

Lincoln iShares® Allocation Funds:

Lincoln iShares® Fixed Income Allocation Fund

Lincoln iShares® U.S. Moderate Allocation Fund

Lincoln iShares® Global Growth Allocation Fund

LVIP Aggressive Growth Allocation Managed Risk Funds

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

LVIP American Allocation Funds:

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP American Funds:

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Global Allocation Managed Risk Funds:

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Scientific Allocation Fund

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

LVIP Blended Core Equity Managed Volatility Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP Clarion Global Real Estate Fund

LVIP ClearBridge Large Cap Managed Volatility Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Delaware Wealth Builder Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Dimensional/Vanguard Allocation Funds:

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Multi-Asset Opportunities Fund

LVIP Franklin Templeton Value Managed Volatility Fund

LVIP Global Allocation Managed Risk Funds:

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Global Income Fund

LVIP Goldman Sachs Income Builder Fund

LVIP Government Money Market Fund

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

LVIP Invesco Select Equity Managed Volatility Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Retirement Income Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP Loomis Sayles Global Growth Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mondrian International Value Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund

LVIP SSGA Allocation Funds:

LVIP SSGA Conservative Index Allocation Fund

LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP SSGA Moderately Aggressive Structured Allocation Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP SSGA Moderate Structured Allocation Fund

LVIP SSGA Bond Index Fund

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA Funds:

LVIP SSGA Developed International 150 Fund

LVIP SSGA Emerging Markets 100 Fund

LVIP SSGA Large Cap 100 Fund

LVIP SSGA Small/Mid-Cap 200 Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Index Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA S&P 500 Index Fund

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Small-Cap Index Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP T. Rowe Price Target Maturity Funds:

LVIP T. Rowe Price 2010 Fund

LVIP T. Rowe Price 2020 Fund

LVIP T. Rowe Price 2030 Fund

LVIP T. Rowe Price 2040 Fund

LVIP T. Rowe Price 2050 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Wellington Capital Growth Fund

LVIP Wellington Mid-Cap Value Fund

LVIP Western Asset Core Bond Fund

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and improvement in corporate earnings. This was evident as returns in US and non-US equities were robust in the first month of the year. However, as the year progressed, volatility in the equity markets increased to more normal levels from the historically low volatility experienced in 2017 due to Federal Reserve (the “Fed”) monetary policy’s uncertain impact on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and dampening earnings growth expectations for 2019 and beyond. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.

As expected, the Fed continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.

For the full year, there continued to be dispersion in performance across investment styles and market caps. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.

Other noteworthy take-aways from the year included:

•	Volatility, as measured by the CBOE SPX Volatility Index (“VIX”), increased materially in 2018, experiencing its largest daily change of 115.6% on February 5th before closing the year at 25.42.

•	Despite posting 19 record highs during the year, the S&P 500 index ended the year with its worst annual performance since 2008 as it lost 4.4%.

•	International equity markets experienced more significant headwinds, with emerging markets posting their worst annual performance since 2015 as the MSCI EM index declined -14.4%.

•	Labor markets continued to strengthen as the U.S. unemployment rate reached its lowest level in nearly five decades and we experienced our eighth year with greater than two million new jobs created.

•	Inflation ticked up modestly but stabilized near target levels as evidenced by the Core Consumer Price Index (“CPI”) closing the year at 2.2%.

•

Commodity prices rose steadily throughout the year before experiencing steep declines during the fourth quarter as West Texas Intermediate (“WTI”) crude oil fell from a recent high of nearly $76 in October to close the year at $45 a barrel.

As we move into 2019, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2019.

Sincerely,

Jayson R. Bronchetti

President, Lincoln Variable Insurance Products Trust

Lincoln iShares® Allocation Funds
Lincoln iShares® Fixed Income Allocation Fund
Lincoln iShares® Global Growth Allocation Fund
Lincoln iShares® U.S. Moderate Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

Lincoln iShares® Allocation Funds

Lincoln iShares® Allocation Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln iShares® Allocation Funds
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
The Lincoln iShares® Fixed Income Allocation Fund returned (0.55)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Lincoln iShares Fixed Income Allocation Composite1, returned 0.01% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 0.01%.
The Lincoln iShares® Global Growth Allocation Fund returned (6.47)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Lincoln iShares Global Growth Allocation Composite3, returned (5.47)% and its broad-based benchmark index, the MSCI All Country World Index (net dividends)4, returned (9.42)%.
The Lincoln iShares® U.S. Moderate Allocation Fund returned (3.56)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Lincoln iShares US Moderate Allocation Composite5, returned (2.50)% and its broad-based benchmark index, the Russell 1000® Index6, returned (4.78)%.
Lincoln iShares Fixed Income Allocation Fund
In fixed income, the story of the year revolved around rates for the first three quarters, and the Fed for the final act. Overall the healthy economy drove spreads tighter in credit markets, and the strong appetite for financing and continued equity upside provided a solid backdrop for spread markets. By the summer however, concerns around the growth of leveraged loans were building, and many focused on the triple BBB section of the corporate bond market, as it has in many years signaled the first move wider in the start of a slowdown. Spreads continued to tighten into the end of the third quarter, and in high yield came close to all-time tights as the heights of the cycle may have been reached. By the fourth quarter, spreads followed equities wider, and high yield spreads blew out by over 150bps, and investment grade by half a point.
In rates markets, the year began with sudden steepening of the curve off the back of the tax cuts passage and subsequent equity rally. The curve of 2s10s steepened to over 75bps as the 10yr note came close to 3% in yield, steepening and the yield lifting even as the equity volatility plagued markets. With the Fed delivering on its promise of hikes – as suggested by the dot plot – in methodical fashion, successive moves at the front end and the failure of inflation to materialize kept the back end constrained – further flattening the curve. As balance sheet roll off and an aggressive funding schedule began to hit markets, the supply at the front end kept a high floor under yields at the 2yr point. By the summer’s end, the September hike, dot plot and comments all served to move rates higher with a flat curve, as a parallel move reacted to strong wage data. The sell-off that followed in equity markets, prompted greater awareness to the global slowdown in growth, and this put heavy focus on Chair Powell going into the December meeting. In the fourth quarter, the 10yr fell from near 3.25% down to 2.65%, and the curve inverted from the 2-5yr points, reflecting angst in the path of policy being pursued by the Fed.
The fund held an overweight to investment grade credit and high yield credit, relative to the Bloomberg Barclays Aggregate bond index. There was an underweight to duration relative to this index through the year, as the Federal Reserve followed through on its intention to hike rates four times. Mortgage backed securities provide credit like spread returns and diversification to rates and corporate credits, and form a strategic weight in the fund.
Lincoln iShares U.S. Moderate Allocation Fund
US equities spent the year on very volatile terms, with the VIX full year average markedly higher than most of the previous decade, and well above the single digit calm levels of 2017. Earnings continued to rise apace as all of the reporting periods in the year saw double digit year-over-year earnings growth per Factset. Sales growth was also strong across the board, tracking for 8% growth per Factset, and suggesting a very healthy underlying economy. All 11 sectors showed earnings growth, positive surprises on earnings and strong return of cash to shareholders from dividend increases and buybacks. Buyback authorizations came close to $1TN dollars following the repatriation holiday. Across the cap range, stocks weathered the tumult of January and February, with the S&P 500® Index7 round tripping on the moves by Q1 end, and focus shifting to the President’s forward agenda. Trade and the tensions with China – which came into force over the summer – pushed the multiples higher for domestically focused mid caps and small cap stocks. But by the third quarter and a record high in US stocks, this became more vulnerable against a backdrop of weaker global growth and the underperformance of global averages. As the mid-terms came and went, the focus for equity markets was all on trade and with trade talks yielding few positives, and the Fed seemingly more hawkish – multiples across the board suffered. There was little to no deterioration in economic fundamentals however, and this was purely multiple driven, as virtually no cuts to S&P 500 earnings for 2019 came before December – the worst December on record since the Great Depression.
In fixed income, the story of the year revolved around rates for the first three quarters, and the Fed for the final act. Overall the healthy economy drove spreads tighter in credit markets, and the strong appetite for financing and continued equity upside provided a solid backdrop for spread markets. By the summer however, concerns around the growth of leveraged loans were building, and many focused on the triple BBB section of the corporate bond market, as it has in many years signaled the first move wider in the start of a slowdown. Spreads continued to tighten into the end of the third quarter, and in high yield came close to all-time tights as the heights of the cycle may have been reached. By the fourth quarter, spreads followed equities wider, and high yield spreads blew out by over 150bps, and investment grade by half a point.
In rates markets, the year began with sudden steepening of the curve off the back of the tax cuts passage and subsequent equity rally. The curve of 2s10s steepened to over 75bps as the 10yr note came close to 3% in yield, steepening and the yield lifting even as the equity volatility plagued markets. With the Fed delivering on their promise of hikes – as suggested by the dot plot – in methodical fashion, successive moves at the front end and the failure of inflation to materialize kept the back

Lincoln iShares® Allocation Funds–1

Lincoln iShares® Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
end constrained – further flattening the curve. As balance sheet roll off and an aggressive funding schedule began to hit markets, the supply at the front end kept a high floor under yields at the 2yr point. By the summer’s end, the September hike, dot plot and comments all served to move rates higher with a flat curve, as a parallel move reacted to strong wage data. The sell-off that followed in equity markets, prompted greater awareness to the global slowdown in growth, and this put heavy focus on Chair Powell going into the December meeting. In the fourth quarter, the 10yr fell from near 3.25% down to 2.65%, and the curve inverted from the 2-5yr points, reflecting angst in the path of policy being pursued by the Fed.
The Fund held a preference for US equities throughout the year, which affected performance. Within equities, relative to the Russell 1000, the Fund held a larger position in mid-cap stocks and small-cap stocks, and strategic positions in momentum stocks, which negatively impacted the full-year performance. Conversely, the position in minimum volatility contributed positively to the Fund. The investment strategy behind each position relies on the historical outperformance of portfolios that hold strategic tilts to factors and smaller size companies. The Fund held an overweight to investment grade credit and high yield credit, relative to the Bloomberg Barclays Aggregate Bond Index. There was an underweight to duration relative to this index through the year, as the Federal Reserve followed through on its intention to hike rates four times. Mortgage backed securities provide credit like spread returns and diversification to rates and corporate credits, and form a strategic weight in the Fund.
Lincoln iShares Global Growth Allocation Fund
US equities spent the year on very volatile terms, with the VIX full year average markedly higher than most of the previous decade, and well above the single digit calm levels of 2017. Earnings continued to rise apace as all of the reporting periods in the year saw double digit year-over-year earnings growth, per Factset. Sales growth was also strong across the board, tracking for 8% growth per Factset, and suggesting a very healthy underlying economy. All 11 sectors showed earnings growth, positive surprises on earnings and strong return of cash to shareholders from dividend increases and buybacks. Buyback authorizations came close to $1TN dollars following the repatriation holiday. Across the cap range stocks weathered the tumult of January and February, with the S&P 500 round tripping on the moves by Q1 end, and focus shifting to the President’s forward agenda. Trade and the tensions with China – which came into force over the summer – pushed the multiples higher for domestically focused mid caps and small cap stocks. But by the third quarter and a record high in US stocks, this became more vulnerable against a backdrop of weaker global growth and the underperformance of global averages. As the mid-terms came and went, the focus for equity markets was all on trade and with trade talks yielding few positives, and the Fed seemingly more hawkish – multiples across the board suffered. There was little to no deterioration in economic fundamentals however, and this was purely multiple driven, as virtually no cuts to S&P 500 earnings for 2019 came before December – the worst December on record since the Great Depression.
In fixed income, the story of the year revolved around rates for the first three quarters, and the Fed for the final act. Overall the healthy economy drove spreads tighter in credit markets, and the strong appetite for financing and continued equity upside provided a solid backdrop for spread markets. By the summer however, concerns around the growth of leveraged loans were building, and many focused on the triple BBB section of the corporate bond market, as it has in many years signaled the first move wider in the start of a slowdown. Spreads continued to tighten into the end of the third quarter, and in high yield came close to all-time tights as the heights of the cycle may have been reached. By the fourth quarter, spreads followed equities wider, and high yield spreads blew out by over 150bps, and investment grade by half a point.
In rates markets, the year began with sudden steepening of the curve off the back of the tax cuts passage and subsequent equity rally. The curve of 2s10s steepened to over 75bps as the 10yr note came close to 3% in yield, steepening and the yield lifting even as the equity volatility plagued markets. With the Fed delivering on its promise of hikes – as suggested by the dot plot – in methodical fashion, successive moves at the front end and the failure of inflation to materialize kept the back end constrained – further flattening the curve. As balance sheet roll off and an aggressive funding schedule began to hit markets, the supply at the front end kept a high floor under yields at the 2yr point. By the summer’s end, the September hike, dot plot and comments all served to move rates higher with a flat curve, as a parallel move reacted to strong wage data. The sell-off that followed in equity markets, prompted greater awareness to the global slowdown in growth, and this put heavy focus on Chair Powell going into the December meeting. In the fourth quarter, the 10yr fell from near 3.25% down to 2.65%, and the curve inverted from the 2-5yr points, reflecting angst in the path of policy being pursued by the Fed.
Developed markets, proxied by EAFE were down 14% in 2018. The equities were very much a story of malaise in Europe, Brexit in the UK, and the pinch of global growth slowing via the trade channel – which has deeply hit the appetite for Japanese equities. As the safe haven bid has grown through the year and monetary policy has remained both high beta cyclical and also futile, much of the performance in Japan has come through yen appreciation and subsequent strength. Japan contributed the most to the MSCI EAFE®NR Index's8 USD total return in Q1 due to local currency appreciation, as the yen rallied over +6% against the USD amid a flurry of safe haven bids, and as the BoJ announced a slight reduction in long-end bond purchasing. For the year the yen fell by only 2.6% by year end. The local equity market declined roughly 5.8%, as measured by the Japanese Nikkei 225 Index9, as the country faced both domestic and international headwinds. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. By year end the nation had seen its stocks decline into a bear market, with plans for tax hikes and a corruption scandal peppering the summer months. Ultimately an inability to escape developed market trade turmoil has taken its toll. The TOPIX10 posted a fall of 16% over the year. Over in the UK, the tumult around Brexit began to climb to a climax starting in the third quarter, as the prospects for a deal with the EU began to dim. It started to become clear that the issue of a frictionless border within Ireland and the

Lincoln iShares® Allocation Funds–2

Lincoln iShares® Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
respect for the Good Friday agreement – would become a major stumbling block around negotiations. The United Kingdom detracted the most from the MSCI EAFE®NR Index's USD total return in the third quarter, with the country down -1.7%, equating to a loss of -0.3% for the index, and driven by a 1.5% decline in sterling. Brexit seemed pre-disposed by December to exit without a deal as many factions emerged, each hoping they could pass their unpalatable proposition by running the clock down and positing it as an alternative to the most unpalatable option of a hard no-deal Brexit. In Europe, the biggest problems stemmed from domestic struggles within the region to post any kind of meaningful growth, and susceptibility to weakening global trade. Incidents have been small but numerous through the year – from Angela Merkel losing support within her party and ending her spell as Chancellor (after her current term) to the gilet jaune protests in France. There was no bigger impact however than Italy, and its budget fight with the EU. This caused BTP spreads to sharply move wider and drove underperformance from the banking sector. Italy’s banks weighed on the overall MSCI EAFE complex, as a rift between the populist government and the E.U. regarding the country’s budget plans was a source of investor concern, and shares in the sector drove the direction of the index overall. The FTSE 10011 fell by 8.8% for the year, as sterling moves helped make equities more attractive. This compares to the EMU, which fell 16.8%, the Euro falling 4.5% and Italian 10y yields moving 37% wider.
Emerging markets (EM), as represented by the MSCI Emerging Markets Index12, returned approximately -14.27% (in U.S. dollar terms) in 2018. Shanghai A shares were down 22.7%, while LatAm equities fell 6.6%. In the first quarter, high levels of synchronized global growth continued to be a catalyst for EM exporters. The volatility of the late January and February period in US equities largely passed EM equities by, with the region showing lower drawdowns and realized volatility to the US. By the second quarter for EMs, much of the focus had turned to the trade dispute with China. This, combined with a rising dollar, attributed much of the underperformance in EM equities through the course of 2018, as estimate revisions headed south and the FX translation worsened, in response to a negative outlook on trade between the two largest economies. 2018 ended for EM much like it began, with a US selloff driving markets lower, but EM outperforming on the downside thanks to a weaker dollar and having already de-rated significantly earlier in the year.
The Fund held a preference for US equities throughout the year, which affected performance. Within equities, relative to the Russell 1000® Index, the Fund held a larger position in mid-cap stocks and small-cap stocks, and strategic positions in momentum stocks, which negatively impacted the full-year performance. Conversely, the position in minimum volatility contributed positively to the Fund. The investment strategy behind each position relies on the historical outperformance of portfolios that hold strategic tilts to factors and smaller size companies. Based on the negative views around international markets, the Fund finished the year with underweight positions to both developed market and emerging market equities, with the weights in each region cut through the year, beginning in the summer. Emerging market minimum volatility stocks were added to offset the smaller EM equity weight somewhat. The Fund held an overweight to investment grade credit and high yield credit, relative to the
Bloomberg Barclays Aggregate bond index. There was an underweight to duration relative to this index through the year, as the Federal Reserve followed through on its intention to hike rates four times. Mortgage backed securities provide credit like spread returns and diversification to rates and corporate credits, and form a strategic weight in the Fund.
Portfolio Managers:
BlackRock Investment Management LLC:	Michael Gates
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Lincoln iShares® Allocation Funds–3

Lincoln iShares® Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
Lincoln iShares® Fixed Income Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Fixed Income Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value would have increased to $10,316 for the Standard Class shares. For comparison, look at how the Lincoln iShares Fixed Income Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 2/1/17 through 12/31/18. The same $10,000 investment would have increased to $10,335 and $10,335, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 0.55%
Inception (2/1/17)	+ 1.64%
Lincoln iShares® Global Growth Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® Global Growth Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value would have increased to $10,771 for the Standard Class shares. For comparison, look at how the Lincoln iShares Global Growth Allocation Composite and MSCI All Country World Index (net dividends) did from 2/1/17 through 12/31/18. The same $10,000 investment would have increased to $10,861 and $10,931, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 6.47%
Inception (2/1/17)	+ 3.96%

Lincoln iShares® Allocation Funds–4

Lincoln iShares® Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
Lincoln iShares® U.S. Moderate Allocation Fund
Growth of $10,000 invested 2/1/17 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln iShares® U.S. Moderate Allocation Fund Standard Class shares on 2/1/17 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value would have increased to $10,864 for the Standard Class shares. For comparison, look at how the Lincoln iShares US Moderate Allocation Composite and Russell 1000® Index did from 2/1/17 through 12/31/18. The same $10,000 investment would have increased to $10,992 and $11,358, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 3.56%
Inception (2/1/17)	+ 4.42%
1. The Lincoln iShares Fixed Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Fixed Income Allocation Composite is constructed as follows: 100% Bloomberg Barclays U.S. Aggregate Bond TR USD.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The Lincoln iShares Global Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares Global Growth Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond TR USD, 49% MSCI ACWI NR USD and 21% MSCI USA NR USD.
4. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.
5. The Lincoln iShares U.S. Moderate Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Lincoln iShares U.S. Moderate Allocation Composite is constructed as follows: 40% Barclays U.S. Aggregate Bond TR USD and 60% Russell 1000 TR USD.
6. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
7. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
8. The MSCI EAFE®NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
9. Japanese Nikkei 225 Index is the leading and most-respected index of Japanese stocks. It is a price-weighted index composed of Japan's top 225 blue-chip companies traded on the Tokyo Stock Exchange.
10. TOPIX is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the TSE First Section.
11. FTSE 100 is a share index of the 100 companies listed on the London Stock Exchange with the highest market capitalisation.
12. The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

Lincoln iShares® Allocation Funds–5

Lincoln iShares® Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln iShares® Fixed Income Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,016.00	0.15%	$0.76
Hypothetical
Standard Class Shares	$1,000.00	$1,024.40	0.15%	$0.77
Lincoln iShares® Global Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$931.20	0.20%	$0.97
Hypothetical
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Lincoln iShares® U.S. Moderate Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$950.20	0.19%	$0.93
Hypothetical
Standard Class Shares	$1,000.00	$1,024.20	0.19%	$0.97

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

Lincoln iShares® Allocation Funds–6

Lincoln iShares® Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2018
Lincoln iShares® Fixed Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	116.34%
Fixed Income Funds	116.26%
Money Market Fund	0.08%
Total Investments	116.34%
Liabilities Net of Receivables and Other Assets	(16.34%)
Total Net Assets	100.00%
Lincoln iShares® Global Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	102.81%
Equity Funds	57.33%
Fixed Income Funds	31.22%
International Equity Funds	14.14%
Money Market Fund	0.12%
Total Investments	102.81%
Liabilities Net of Receivables and Other Assets	(2.81%)
Total Net Assets	100.00%
Lincoln iShares® U.S. Moderate Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	101.56%
Equity Funds	61.76%
Fixed Income Funds	39.72%
Money Market Fund	0.08%
Total Investments	101.56%
Liabilities Net of Receivables and Other Assets	(1.56%)
Total Net Assets	100.00%
Lincoln iShares® Allocation Funds–7

Lincoln iShares® Fixed Income Allocation Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–116.34%
Fixed Income Funds–116.26%
iShares 1-3 Year Treasury Bond ETF	139	$ 11,623
iShares Broad USD Investment Grade Corporate Bond ETF	302	15,991
iShares Core U.S. Aggregate Bond ETF	508	54,097
iShares Core U.S. Treasury Bond ETF	643	15,850
iShares iBoxx $ High Yield Corporate Bond ETF	42	3,406
iShares iBoxx $ Investment Grade Corporate Bond ETF	27	3,046
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	152	$ 15,907
		119,920
Money Market Fund–0.08%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	83	83
		83
Total Investment Companies (Cost $121,136)		120,003
TOTAL INVESTMENTS–116.34% (Cost $121,136)	120,003
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(16.34%)	(16,852)
NET ASSETS APPLICABLE TO 10,503 SHARES OUTSTANDING–100.00%	$103,151
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® FIXED INCOME ALLOCATION FUND STANDARD CLASS ($103,151 / 10,503 Shares)	$9.822
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$104,993
Distributable earnings/(accumulated loss)	(1,842)
TOTAL NET ASSETS	$103,151

★	Includes $3,331 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $7 due to manager and affiliates and $20,176 other accrued expenses payable as of December 31, 2018.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–8

Lincoln iShares® Global Growth Allocation Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–102.81%
Equity Funds–57.33%
iShares Core S&P 500 ETF	722	$ 181,662
iShares Core S&P Mid-Cap ETF	532	88,344
iShares Core S&P Small-Cap ETF	442	30,640
iShares Edge MSCI Min Vol USA ETF	965	50,566
iShares Edge MSCI USA Momentum Factor ETF	275	27,563
		378,775
Fixed Income Funds–31.22%
iShares Broad USD Investment Grade Corporate Bond ETF	280	14,826
iShares Core U.S. Aggregate Bond ETF	996	106,064
iShares Core U.S. Treasury Bond ETF	631	15,554
iShares iBoxx $ High Yield Corporate Bond ETF	168	13,625
iShares iBoxx $ Investment Grade Corporate Bond ETF	7	790
iShares Long-Term Corporate Bond ETF	185	10,416
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	430	$ 44,999
		206,274
International Equity Funds–14.14%
iShares Core MSCI EAFE ETF	1,191	65,505
iShares Core MSCI Emerging Markets ETF	557	26,263
iShares Edge MSCI Min Vol Emerging Markets ETF	30	1,676
		93,444
Money Market Fund–0.12%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	785	785
		785
Total Investment Companies (Cost $698,715)		679,278
TOTAL INVESTMENTS–102.81% (Cost $698,715)	679,278
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.81%)	(18,554)
NET ASSETS APPLICABLE TO 63,326 SHARES OUTSTANDING–100.00%	$660,724
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® GLOBAL GROWTH ALLOCATION FUND STANDARD CLASS ($660,724 / 63,326 Shares)	$10.434
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$685,388
Distributable earnings/(accumulated loss)	(24,664)
TOTAL NET ASSETS	$660,724

★	Includes $34 payable for fund shares redeemed, $3,675 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $90 due to manager and affiliates and $22,373 other accrued expenses payable as of December 31, 2018.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–9

Lincoln iShares® U.S. Moderate Allocation Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–101.56%
Equity Funds–61.76%
iShares Core S&P 500 ETF	1,322	$ 332,628
iShares Core S&P Mid-Cap ETF	950	157,757
iShares Core S&P Small-Cap ETF	353	24,470
iShares Edge MSCI Min Vol USA ETF	1,733	90,809
iShares Edge MSCI USA Momentum Factor ETF	498	49,915
		655,579
Fixed Income Funds–39.72%
iShares 1-3 Year Treasury Bond ETF	679	56,778
iShares Broad USD Investment Grade Corporate Bond ETF	773	40,930
iShares Core U.S. Aggregate Bond ETF	2,153	229,273
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares Core U.S. Treasury Bond ETF	1,672	$ 41,215
iShares iBoxx $ High Yield Corporate Bond ETF	151	12,246
iShares MBS ETF	393	41,128
		421,570
Money Market Fund–0.08%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	821	821
		821
Total Investment Companies (Cost $1,086,786)		1,077,970
TOTAL INVESTMENTS–101.56% (Cost $1,086,786)	1,077,970
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.56%)	(16,538)
NET ASSETS APPLICABLE TO 100,866 SHARES OUTSTANDING–100.00%	$1,061,432
NET ASSET VALUE PER SHARE–LINCOLN ISHARES® U.S. MODERATE ALLOCATION FUND STANDARD CLASS ($1,061,432 / 100,866 Shares)	$10.523
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,072,120
Distributable earnings/(accumulated loss)	(10,688)
TOTAL NET ASSETS	$1,061,432

★	Includes $59 payable for fund shares redeemed, $3,301 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $119 due to manager and affiliates and $20,152 other accrued expenses payable as of December 31, 2018.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–10

Lincoln iShares® Allocation Funds
Statements of Operations
Year Ended December 31, 2018
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
INVESTMENT INCOME:
Dividends	$ 3,112	$ 16,575	$ 22,776
EXPENSES:
Accounting and administration expenses	30,119	30,123	30,126
Professional fees	25,011	29,321	25,274
Reports and statements to shareholders	2,702	2,705	2,906
Management fees	254	1,810	2,562
Custodian fees	162	140	114
Shareholder servicing fees	29	210	297
Pricing fees	18	40	29
Other	178	167	173
	58,473	64,516	61,481
Less:
Management fees waived	(203)	(869)	(1,538)
Expenses reimbursed	(58,118)	(62,199)	(57,995)
Total operating expenses	152	1,448	1,948
NET INVESTMENT INCOME	2,960	15,127	20,828
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(958)	(6,887)	(3,524)
Net change in unrealized appreciation (depreciation) of investments	(2,570)	(54,603)	(68,533)
NET REALIZED AND UNREALIZED LOSS	(3,528)	(61,490)	(72,057)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (568)	$(46,363)	$(51,229)
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–11

Lincoln iShares® Allocation Funds
Statements of Changes in Net Assets
	Lincoln iShares® Fixed Income Allocation Fund		Lincoln iShares® Global Growth Allocation Fund		Lincoln iShares® U.S. Moderate Allocation Fund
	Year Ended	2/1/17* to	Year Ended	2/1/17* to	Year Ended	2/1/17* to
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,960	$ 2,246	$ 15,127	$ 7,495	$ 20,828	$ 11,897
Net realized gain (loss)	(958)	36	(6,887)	579	(3,524)	490
Net change in unrealized appreciation (depreciation)	(2,570)	1,437	(54,603)	35,166	(68,533)	59,717
Net increase (decrease) in net assets resulting from operations	(568)	3,719	(46,363)	43,240	(51,229)	72,104
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(2,903)	(2,090)	(14,571)	(6,970)	(20,498)	(11,065)
	(2,903)	(2,090)	(14,571)	(6,970)	(20,498)	(11,065)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	100,000	325,164	762,695	398,717	853,929
Reinvestment of dividends and distributions:
Standard Class	2,903	2,090	14,571	6,970	20,498	11,065
	2,903	102,090	339,735	769,665	419,215	864,994
Cost of shares redeemed:
Standard Class	—	—	(327,176)	(96,836)	(195,882)	(16,207)
Increase in net assets derived from capital share transactions	2,903	102,090	12,559	672,829	223,333	848,787
NET INCREASE (DECREASE) IN NET ASSETS	(568)	103,719	(48,375)	709,099	151,606	909,826
NET ASSETS:
Beginning of year	103,719	—	709,099	—	909,826	—
End of year	$103,151	$ 103,719	$ 660,724	$ 709,099	$1,061,432	$ 909,826
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 8 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (2,090)		$ (6,970)		$(11,065)

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–12

Lincoln iShares® Fixed Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® Fixed Income Allocation Fund Standard Class
Year Ended	2/1/17 [1] to
	12/31/18	12/31/17
Net asset value, beginning of period	$ 10.163	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.290	0.225
Net realized and unrealized gain (loss)	(0.347)	0.147
Total from investment operations	(0.057)	0.372
Less dividends and distributions from:
Net investment income	(0.284)	(0.209)
Total dividends and distributions	(0.284)	(0.209)
Net asset value, end of period	$ 9.822	$ 10.163
Total return[3]	(0.55%)	3.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 103	$ 104
Ratio of expenses to average net assets	0.15%	0.15%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	57.60%	58.01%
Ratio of net investment income to average net assets	2.92%	2.40%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(54.53%)	(55.46%)
Portfolio turnover	43%	16%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–13

Lincoln iShares® Global Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® Global Growth Allocation Fund Standard Class
Year Ended	2/1/17 [1] to
	12/31/18	12/31/17
Net asset value, beginning of period	$ 11.403	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.240	0.280
Net realized and unrealized gain (loss)	(0.977)	1.236
Total from investment operations	(0.737)	1.516
Less dividends and distributions from:
Net investment income	(0.232)	(0.113)
Total dividends and distributions	(0.232)	(0.113)
Net asset value, end of period	$ 10.434	$ 11.403
Total return[3]	(6.47%)	15.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 661	$ 709
Ratio of expenses to average net assets	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	8.91%	23.01%
Ratio of net investment income to average net assets	2.09%	2.78%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(6.62%)	(20.03%)
Portfolio turnover	75%	43%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–14

Lincoln iShares® U.S. Moderate Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln iShares® U.S. Moderate Allocation Fund Standard Class
Year Ended	2/1/17 [1] to
	12/31/18	12/31/17
Net asset value, beginning of period	$ 11.128	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.229	0.216
Net realized and unrealized gain (loss)	(0.625)	1.049
Total from investment operations	(0.396)	1.265
Less dividends and distributions from:
Net investment income	(0.209)	(0.137)
Total dividends and distributions	(0.209)	(0.137)
Net asset value, end of period	$ 10.523	$ 11.128
Total return[3]	(3.56%)	12.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,061	$ 910
Ratio of expenses to average net assets	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	6.00%	10.32%
Ratio of net investment income to average net assets	2.03%	2.20%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.78%)	(7.93%)
Portfolio turnover	34%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln iShares® Allocation Funds–15

Lincoln iShares® Allocation Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sell their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in Exchange-Traded Funds (“ETFs”) or financial instruments that provide exposure to such underlying ETFs or other investment companies (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. The underlying ETFs will primarily be BlackRock iShares ETFs.
Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The investment objective of the Lincoln iShares® Fixed Income Allocation Fund is to maximize total return, consistent with prudent investment management and liquidity needs.
The investment objective of the Lincoln iShares® Global Growth Allocation Fund and the Lincoln iShares® U.S. Moderate Allocation Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2018, and for all open tax years (year ended December 31, 2017), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2018, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Lincoln iShares® Allocation Funds–16

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee for each Fund. This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
The waiver amount of each Fund’s average daily net assets are as follows:
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.20%	0.12%	0.15%
LIAC has also contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed certain expense limits. The reimbursement is accrued daily and received monthly. The agreements will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The expense limits as a percentage of each Fund’s average daily net assets are as follows:
Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
0.15%	0.20%	0.19%
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Funds' investment portfolio. For these services, LIAC, not the Funds, pay BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2018, there were no fees paid by the Funds for these services.
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2018, there were no fees paid by the Funds for these services.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Funds had expense reimbursement receivable due from and liabilities payable to affiliates as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Expense reimbursement receivable from LIAC	$3,331	$3,675	$3,301
Management fees payable to LIAC	5	74	92
Shareholder servicing fees payable to Lincoln Life	2	16	27
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2018, Lincoln Life directly owned 100% of Lincoln iShares® Fixed Income Allocation Fund.
Lincoln iShares® Allocation Funds–17

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Purchases	$55,934	$567,128	$578,461
Sales	48,909	551,283	350,636
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Funds were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Cost of investments	$121,770	$703,956	$1,093,457
Aggregate unrealized appreciation of investments	$ 4	$ 3,245	$ 12,141
Aggregate unrealized depreciation of investments	(1,771)	(27,923)	(27,629)
Net unrealized depreciation of investments	$ (1,767)	$ (24,678)	$ (15,488)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
Level 1	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Investments:
Assets:
Investment Companies	$120,003	$679,278	$1,077,970
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
Lincoln iShares® Allocation Funds–18

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Year ended December 31, 2018
Ordinary income	$2,903	$14,571	$20,498
Year ended December 31, 2017
Ordinary income	$2,090	$ 6,970	$11,065
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund	Lincoln iShares® U.S. Moderate Allocation Fund
Undistributed ordinary income	$ 285	$ 1,749	$ 2,748
Undistributed long-term capital gains	—	—	2,052
Capital loss carryforward	(360)	(1,734)	—
Net unrealized depreciation	(1,767)	(24,679)	(15,488)
Distributable earnings/(accumulated loss)	$(1,842)	$(24,664)	$(10,688)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	Lincoln iShares® Fixed Income Allocation Fund	Lincoln iShares® Global Growth Allocation Fund
Short-Term	$342	$87
Long-Term	18	1,647
Total	$360	$1,734
Lincoln iShares® Allocation Funds–19

Lincoln iShares® Allocation Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln iShares® Fixed Income Allocation Fund		Lincoln iShares® Global Growth Allocation Fund		Lincoln iShares® U.S. Moderate Allocation Fund
	Year Ended	2/1/17 * to	Year Ended	2/1/17 * to	Year Ended	2/1/17 * to
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	—	10,000	27,594	70,484	34,133	82,269
Shares reinvested:
Standard Class	297	206	1,393	611	1,947	992
	297	10,206	28,987	71,095	36,080	83,261
Shares redeemed:
Standard Class	—	—	(27,844)	(8,912)	(16,972)	(1,503)
Net increase	297	10,206	1,143	62,183	19,108	81,758

*	Date of commencement of operations.
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
Lincoln iShares® Allocation Funds–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of Lincoln iShares® Fixed Income Allocation Fund, Lincoln iShares® Global Growth Allocation Fund and Lincoln iShares® U.S. Moderate Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from February 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the year then ended and the period from February 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
Lincoln iShares® Allocation Funds–21

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreements
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of the subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended March 31, 2018. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to an unaffiliated sub-adviser responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Lincoln iShares® Allocation Funds–22

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreements (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund, BlackRock’s experience with exchange-traded funds and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Lincoln iShares® Fixed Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and a custom index (Lincoln iShares Fixed Income Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered that the Fund commenced operations in February 2017, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
The Board reviewed the Lincoln iShares® Global Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Allocation funds category and a custom index (Lincoln iShares Global Growth Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered that the Fund commenced operations in February 2017, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
The Board reviewed the Lincoln iShares® U.S. Moderate Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Lincoln iShares US Moderate Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered that the Fund commenced operations in February 2017, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Lincoln iShares® Fixed Income Allocation Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that it did not manage comparable funds using the same benchmark and the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
The Board considered the Lincoln iShares® Global Growth Allocation Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that it did not manage comparable funds using the same benchmark and the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
The Board considered the Lincoln iShares® U.S. Moderate Allocation Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that it did not manage comparable funds using the same benchmark and the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage and sales of BlackRock proprietary products and that to the extent that the Funds’ assets are invested in BlackRock sponsored funds, that BlackRock would receive a unitary management fee from the underlying funds.
Lincoln iShares® Allocation Funds–23

Lincoln iShares® Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
Lincoln iShares® Allocation Funds–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
Lincoln iShares® Allocation Funds–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

Lincoln iShares® Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Lincoln iShares® Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln iShares® Allocation Funds–28

LVIP Aggressive Growth Allocation Managed Risk Funds
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Aggressive Growth Allocation Managed Risk Funds

LVIP Aggressive Growth Allocation Managed Risk Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned (3.18)% (Standard Class shares with distributions reinvested) for the period November 1, 2018* to December 31, 2018, while its composite benchmark, the Global Aggressive Growth Blended Composite1, returned (4.46)% and its broad-based benchmark index, the Russell 1000® Index2, returned (7.26)%.
* Date of commencement of operations.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The performance of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and its underlying funds were impacted by market conditions and style factors during the last two months of 2018 (the Fund was incepted on November 1, 2018). The Fund’s asset allocation includes a combination of actively managed funds, passive index funds and structured index funds. From a return standpoint, fixed income generally outperformed U.S. and non-U.S. equity on a relative basis. During the last two months of 2018, global equities broadly declined due to trade uncertainties and concerns of slowing global growth.
Underlying equity allocations to non-U.S. and growth biased funds generally outperformed their respective equity portion of the composite benchmark. Conversely, equity allocations to value-biased domestic funds detracted from results. The fixed income allocations within LVIP Global Aggressive Growth Allocation Managed Risk Fund delivered positive returns during the last two months of 2018. The Fund’s exposure to core bond funds generally outperformed short duration bond funds as interest rates fell during the last two months of the year.
With respect to the risk management overlay for the LVIP Global Aggressive Growth Allocation Managed Risk Fund, the Fund benefited from a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Anthony Nese
Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,682 for the Standard Class shares and to $9,677 for the Service Class shares. For comparison, look at how the Global Aggressive Growth Blended Composite and Russell 1000® Index did from 11/1/18 through 12/31/18.

LVIP Aggressive Growth Allocation Managed Risk Funds–1

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited) (continued)
The same $10,000 investment would have decreased to $9,554 and $9,274, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/18
Standard Class Shares
Inception (11/1/18)	- 3.18%
Service Class Shares
Inception (11/1/18)	- 3.23%
1. The Global Aggressive Growth Blended Composite is constructed as follows: 37% Russell 1000® Index, 23% MSCI EAFE®NR Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Russell Midcap® Index, 5% Russell 2000® Index, and 5% MSCI Emerging Markets NR Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
LVIP Aggressive Growth Allocation Managed Risk Funds–2

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned (3.61)% (Standard Class shares with distributions reinvested) for the period November 1, 2018* to December 31, 2018, while its composite benchmark, the U.S. Aggressive Allocation Blended Composite1, returned (5.52)% and its broad-based benchmark index, the Russell 1000® Index2, returned (7.26)%.
* Date of commencement of operations.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The performance of the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund and its underlying funds were impacted by market conditions and style factors during the last two months of 2018 (the Fund was incepted on November 1, 2018). The Fund’s asset allocation includes a combination of actively managed funds, passive index funds and structured index funds. From a return standpoint, fixed income generally outperformed equity on a relative basis. During the last two months of 2018, domestic equities were broadly negative given the increasing trade tension and economic growth uncertainties.
Underlying equity allocations to growth biased funds generally contributed positively on a relative basis when compared to the equity portion of the composite index returns. The fixed income allocations within LVIP U.S. Aggressive Growth Allocation Managed Risk Fund delivered positive returns during the last two months of 2018. The Fund’s exposure to core bond funds generally outperformed short duration bond funds as interest rates fell during the last two months of the year.
With respect to the risk management overlay for the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund, the Fund benefited from a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Anthony Nese
Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,639 for the Standard Class shares and to $9,635 for the Service Class shares. For comparison, look at how the U.S. Aggressive Allocation Blended Composite and Russell 1000® Index did from 11/1/18 through 12/31/18. The same $10,000 investment would have decreased to $9,448 and $9,274,

LVIP Aggressive Growth Allocation Managed Risk Funds–3

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited) (continued)
respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/18
Standard Class Shares
Inception (11/1/18)	- 3.61%
Service Class Shares
Inception (11/1/18)	- 3.65%
1. The U.S. Aggressive Allocation Blended Composite is constructed as follows: 56% Russell 1000® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 16% Russell Midcap® Index, and 8% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
LVIP Aggressive Growth Allocation Managed Risk Funds–4

LVIP Aggressive Growth Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect expense reimbursements in effect.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18
Actual*
Standard Class Shares	$1,000.00	$968.20	0.33%	$0.54
Service Class Shares	1,000.00	967.70	0.58%	0.95
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,023.50	0.33%	$1.68
Service Class Shares	1,000.00	1,022.30	0.58%	2.94
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18
Actual*
Standard Class Shares	$1,000.00	$963.90	0.33%	$0.54
Service Class Shares	1,000.00	963.50	0.58%	0.95
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,023.50	0.33%	$1.68
Service Class Shares	1,000.00	1,022.30	0.58%	2.94

*	The Funds commenced operations on November 1, 2018. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the actual since inception).
**	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Aggressive Growth Allocation Managed Risk Funds–5

LVIP Aggressive Growth Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	91.40%
Investment Companies	91.40%
Equity Funds	41.17%
Fixed Income Funds	16.57%
Global Fixed Income Fund	0.66%
International Equity Funds	33.00%
Unaffiliated Investments	5.44%
Investment Companies	5.44%
Equity Funds	3.91%
Money Market Fund	1.53%
Total Investments	96.84%
Receivables and Other Assets Net of Liabilities	3.16%
Total Net Assets	100.00%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	89.56%
Investment Companies	89.56%
Equity Funds	71.93%
Fixed Income Funds	17.63%
Unaffiliated Investments	6.86%
Investment Companies	6.86%
Equity Funds	6.75%
Money Market Fund	0.11%
Total Investments	96.42%
Receivables and Other Assets Net of Liabilities	3.58%
Total Net Assets	100.00%
LVIP Aggressive Growth Allocation Managed Risk Funds–6

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–91.40%
INVESTMENT COMPANIES–91.40%
Equity Funds–41.17%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	23,640	$ 268,596
LVIP SSGA Mid-Cap Index Fund	35,709	382,515
LVIP SSGA S&P 500 Index Fund	100,252	1,694,061
LVIP SSGA Small-Cap Index Fund	22,612	607,800
LVIP T. Rowe Price Growth Stock Fund	6,773	269,608
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,325	77,337
		3,299,917
Fixed Income Funds–16.57%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	16,131	156,612
LVIP Delaware Bond Fund	29,040	379,179
LVIP PIMCO Low Duration Bond Fund	3,492	34,505
LVIP SSGA Bond Index Fund	31,770	345,695
LVIP SSGA Short-Term Bond Index Fund	3,215	32,252
LVIP Western Asset Core Bond Fund	40,332	379,729
		1,327,972
Global Fixed Income Fund–0.66%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	4,722	52,339
		52,339
International Equity Funds–33.00%
✧✧Lincoln Variable Insurance Products Trust-
LVIP MFS International Growth Fund	29,957	479,843
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP Mondrian International Value Fund	21,182	$ 322,142
LVIP SSGA Developed International 150 Fund	21,421	159,585
LVIP SSGA Emerging Markets 100 Fund	19,599	162,456
LVIP SSGA Emerging Markets Equity Index Fund	48,106	484,714
LVIP SSGA International Index Fund	124,798	1,036,323
		2,645,063
Total Affiliated Investments (Cost $7,782,959)		7,325,291

UNAFFILIATED INVESTMENTS–5.44%
INVESTMENT COMPANIES–5.44%
Equity Funds–3.91%
Fidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	2,519	76,048
iShares Core U.S. REIT ETF	5,289	237,211
		313,259
Money Market Fund–1.53%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	122,901	122,901
		122,901
Total Unaffiliated Investments (Cost $455,034)		436,160
TOTAL INVESTMENTS–96.84% (Cost $8,237,993)	7,761,451
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.16%	253,456
NET ASSETS APPLICABLE TO 843,671 SHARES OUTSTANDING–100.00%	$8,014,907

✧✧ Standard Class shares.

LVIP Aggressive Growth Allocation Managed Risk Funds–7

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contract:
(6)	Euro	$ (864,188)	$ (861,276)	3/18/19	$ —	$ (2,912)
Equity Contracts:
(8)	E-mini MSCI Emerging Markets Index	(386,720)	(382,539)	3/15/19	—	(4,181)
(6)	E-mini Russell 2000 Index	(404,700)	(390,361)	3/15/19	—	(14,339)
(14)	E-mini S&P 500 Index	(1,753,640)	(1,816,884)	3/15/19	63,245	—
(22)	Euro STOXX 50 Index	(749,641)	(765,896)	3/15/19	16,255	—
					79,500	(18,520)
Interest Rate Contract:
35	U.S. Treasury 5 yr Notes	4,014,063	3,979,809	3/29/19	34,253	—
Total Futures Contracts					$113,753	$(21,432)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–8

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–89.56%
INVESTMENT COMPANIES–89.56%
Equity Funds–71.93%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Baron Growth Opportunities Fund	5,521	$ 257,846
LVIP MFS Value Fund	24,768	911,420
LVIP SSGA Mid-Cap Index Fund	42,427	454,480
LVIP SSGA S&P 500 Index Fund	65,726	1,110,633
LVIP SSGA Small-Cap Index Fund	4,868	130,841
LVIP SSGA Small-Mid Cap 200 Fund	17,585	192,960
LVIP T. Rowe Price Growth Stock Fund	22,969	914,276
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	16,949	394,218
LVIP Wellington Mid-Cap Value Fund	17,018	390,179
		4,756,853
Fixed Income Funds–17.63%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	13,771	133,706
LVIP Delaware Bond Fund	24,544	320,478
LVIP PIMCO Low Duration Bond Fund	2,952	29,164
LVIP SSGA Bond Index Fund	30,894	336,156
LVIP SSGA Short-Term Bond Index Fund	2,584	25,927
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP Western Asset Core Bond Fund	34,086	$ 320,916
		1,166,347
Total Affiliated Investments (Cost $6,307,482)		5,923,200

UNAFFILIATED INVESTMENTS–6.86%
INVESTMENT COMPANIES–6.86%
Equity Funds–6.75%
iShares Core U.S. REIT ETF	4,233	189,850
Oppenheimer Main Street Small Cap Fund VA Non-Service Shares	12,581	256,150
		446,000
Money Market Fund–0.11%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	7,517	7,517
		7,517
Total Unaffiliated Investments (Cost $478,610)		453,517
TOTAL INVESTMENTS–96.42% (Cost $6,786,092)	6,376,717
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.58%	236,575
NET ASSETS APPLICABLE TO 695,995 SHARES OUTSTANDING–100.00%	$6,613,292

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(8)	E-mini Russell 2000 Index	$ (539,600)	$ (519,749)	3/15/19	$ —	$(19,851)
(24)	E-mini S&P 500 Index	(3,006,240)	(3,122,932)	3/15/19	116,692	—
					116,692	(19,851)
Interest Rate Contract:
35	U.S. Treasury 5 yr Notes	4,014,063	3,979,005	3/29/19	35,058	—
Total Futures Contracts					$151,750	$(19,851)
LVIP Aggressive Growth Allocation Managed Risk Funds–9

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
VA–Variable Annuity
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–10

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2018
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$7,325,291	$5,923,200
Unaffiliated investments, at value	436,160	453,517
Cash collateral held at broker for futures contracts	217,039	196,200
Receivable for fund shares sold	60,187	83,164
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	18,113	18,161
Dividends and interest receivable	443	271
Receivable for securities sold	116	—
TOTAL ASSETS	8,057,349	6,674,513
LIABILITIES:
Other accrued expenses payable	31,334	31,349
Variation margin due to broker on futures contracts	6,093	23,312
Due to manager and affiliates	4,721	4,150
Payable for fund shares redeemed	174	100
Due to custodian	120	—
Payable for securities purchased	—	2,310
TOTAL LIABILITIES	42,442	61,221
TOTAL NET ASSETS	$8,014,907	$6,613,292
Affiliated investments, at cost	$7,782,959	$6,307,482
Unaffiliated investments, at cost	455,034	478,610
Standard Class:
Net Assets	$ 9,682	$ 9,636
Shares Outstanding	1,019	1,014
Net Asset Value Per Share	$ 9.502	$ 9.503
Service Class:
Net Assets	$8,005,225	$6,603,656
Shares Outstanding	842,652	694,981
Net Asset Value Per Share	$ 9.500	$ 9.502
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$8,384,723	$6,910,976
Distributable earnings/(accumulated loss)	(369,816)	(297,684)
TOTAL NET ASSETS	$8,014,907	$6,613,292
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–11

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Operations
Period November 1, 2018* to December 31, 2018
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 134,921	$ 78,284
Dividends from unaffiliated investments	2,491	1,609
	137,412	79,893
EXPENSES:
Professional fees	24,839	24,839
Accounting and administration expenses	5,380	5,373
Management fees	2,563	2,286
Distribution fees-Service Class	2,559	2,281
Custodian fees	2,340	2,340
Reports and statements to shareholders	1,971	1,971
Trustees’ fees and expenses	869	869
Pricing fees	447	447
Shareholder servicing fees	297	265
Other	377	377
	41,642	41,048
Less:
Expenses reimbursed	(35,699)	(35,749)
Total operating expenses	5,943	5,299
NET INVESTMENT INCOME	131,469	74,594
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	410	(5,996)
Sale of unaffiliated investments	—	68
Distributions from affiliated investments	25,288	16,842
Futures contracts	1,451	(17,608)
Net realized gain (loss)	27,149	(6,694)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(457,668)	(384,282)
Unaffiliated investments	(18,874)	(25,093)
Foreign currencies	330	—
Futures contracts	92,321	131,899
Net change in unrealized appreciation (depreciation)	(383,891)	(277,476)
NET REALIZED AND UNREALIZED LOSS	(356,742)	(284,170)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(225,273)	$(209,576)

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–12

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	11/1/18* to	11/1/18* to
	12/31/18	12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 131,469	$ 74,594
Net realized gain (loss)	27,149	(6,694)
Net change in unrealized appreciation (depreciation)	(383,891)	(277,476)
Net decrease in net assets resulting from operations	(225,273)	(209,576)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:
Standard Class	(179)	(135)
Service Class	(144,364)	(87,973)
	(144,543)	(88,108)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,000	10,000
Service Class	8,237,094	6,815,161
Reinvestment of dividends and distributions:
Standard Class	179	135
Service Class	144,364	87,973
	8,391,637	6,913,269
Cost of shares redeemed:
Service Class	(6,914)	(2,293)
	(6,914)	(2,293)
Increase in net assets derived from capital share transactions	8,384,723	6,910,976
NET INCREASE IN NET ASSETS	8,014,907	6,613,292
NET ASSETS:
Beginning of period	—	—
End of period	$8,014,907	$6,613,292

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–13

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Standard Class	Service Class
	11/1/18 [1] to 12/31/18	11/1/18 [1] to 12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.217	0.209
Net realized and unrealized gain (loss)	(0.536)	(0.533)
Total from investment operations	(0.319)	(0.324)
Less dividends and distributions from:
Net investment income	(0.179)	(0.176)
Total dividends and distributions	(0.179)	(0.176)
Net asset value, end of period	$ 9.502	$ 9.500
Total return[3]	(3.18%)	(3.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 8,005
Ratio of expenses to average net assets[4]	0.33%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.81%	4.06%
Ratio of net investment income to average net assets	13.07%	12.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	9.54%	9.34%
Portfolio turnover	4%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–14

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Standard Class	Service Class
	11/1/18 [1] to 12/31/18	11/1/18 [1] to 12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.140	0.134
Net realized and unrealized gain (loss)	(0.502)	(0.501)
Total from investment operations	(0.362)	(0.367)
Less dividends and distributions from:
Net investment income	(0.135)	(0.131)
Total dividends and distributions	(0.135)	(0.131)
Net asset value, end of period	$ 9.503	$ 9.502
Total return[3]	(3.61%)	(3.65%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 6,604
Ratio of expenses to average net assets[4]	0.33%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.24%	4.49%
Ratio of net investment income to average net assets	8.41%	8.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.46%	4.25%
Portfolio turnover	6%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–15

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including in exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund is to seek capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on each Fund's federal income tax return through the period ended December 31, 2018, and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the period November 1, 2018* through December 31, 2018, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with LVIP Global Aggressive Growth Allocation Managed Risk Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Gains or losses attributable to changes in foreign exchange rates are included in the Statements of Operations under “Net realized gain (loss) on foreign currencies”. The LVIP Global Aggressive Growth Allocation Managed Risk Fund report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Aggressive Growth Allocation Managed Risk Funds–16

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* Date of commencement of operations
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse each Fund to the extent that the Fund's operating expenses (excluding Underlying Fund fees and expenses) exceed 0.33% of the average daily net assets for the Standard Class and 0.58% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustee (the “Board”) and LIAC.
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the period November 1, 2018* through December 31, 2018, costs for these administrative and legal services were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Administrative	$ 62	$ 55
Legal	304	304
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the period November 1, 2018* through December 31, 2018, these fees were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Printing and mailing	$1,528	$1,528
LVIP Aggressive Growth Allocation Managed Risk Funds–17

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense reimbursement receivable from LIAC	$18,113	$18,161
Management fees payable to LIAC	1,510	1,240
Distribution fees payable to LFD	1,508	1,238
Printing and mailing fees payable to Lincoln Life	1,528	1,528
Shareholder servicing fees payable to Lincoln Life	175	144
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the period November 1, 2018* through December 31, 2018, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Purchases	$65,135	$38,596
Sales	—	—
Net realized gain (loss)	—	—
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
* Date of commencement of operations
At December 31, 2018, Lincoln Life directly owned 60.37% and 72.84% of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund, respectively.
LVIP Aggressive Growth Allocation Managed Risk Funds–18

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the period November 1, 2018* through December 31, 2018, were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Value 11/1/18*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-91.40%@
Equity Funds-41.17%@
✧✧LVIP SSGA Large Cap 100 Fund	$—	$ 301,024	$ 96	$ (2)	$ (32,330)	$ 268,596	23,640	$ 5,748	$ 5,615
✧✧LVIP SSGA Mid-Cap Index Fund	—	474,970	50,956	(1,264)	(40,235)	382,515	35,709	5,296	3,004
✧✧LVIP SSGA S&P 500 Index Fund	—	1,838,786	603	(14)	(144,108)	1,694,061	100,252	29,530	1,260
✧✧LVIP SSGA Small-Cap Index Fund	—	677,312	219	(7)	(69,286)	607,800	22,612	5,995	3,542
✧✧LVIP T. Rowe Price Growth Stock Fund	—	285,989	96	(2)	(16,283)	269,608	6,773	247	1,039
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	—	83,295	27	—	(5,931)	77,337	3,325	278	1,028
Fixed Income Funds-16.57%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	—	183,461	21,802	53	(5,100)	156,612	16,131	5,676	—
✧✧LVIP Delaware Bond Fund	—	439,071	54,565	407	(5,734)	379,179	29,040	10,251	—
✧✧LVIP PIMCO Low Duration Bond Fund	—	39,680	4,565	(5)	(605)	34,505	3,492	678	—
✧✧LVIP SSGA Bond Index Fund	—	397,767	51,220	665	(1,517)	345,695	31,770	7,949	—
✧✧LVIP SSGA Short-Term Bond Index Fund	—	36,962	4,586	4	(128)	32,252	3,215	338	—
✧✧LVIP Western Asset Core Bond Fund	—	439,820	55,162	495	(5,425)	379,729	40,332	11,000	—
Global Fixed Income Fund-0.66%@
✧✧LVIP Global Income Fund	—	60,330	7,345	87	(733)	52,339	4,722	1,826	—
International Equity Funds-33.00%@
✧✧LVIP MFS International Growth Fund	—	502,446	164	(2)	(22,437)	479,843	29,957	5,541	4,197
✧✧LVIP Mondrian International Value Fund	—	343,518	110	(1)	(21,265)	322,142	21,182	9,701	1,586
✧✧LVIP SSGA Developed International 150 Fund	—	175,534	55	(1)	(15,893)	159,585	21,421	4,589	3,688
✧✧LVIP SSGA Emerging Markets 100 Fund	—	167,696	55	—	(5,185)	162,456	19,599	5,812	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	—	484,304	164	3	571	484,714	48,106	112	329
✧✧LVIP SSGA International Index Fund	—	1,102,729	356	(6)	(66,044)	1,036,323	124,798	24,354	—
Total	$—	$8,034,694	$252,146	$ 410	$(457,668)	$7,325,291		$134,921	$25,288

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
LVIP Aggressive Growth Allocation Managed Risk Funds–19

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Value 11/1/18*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-89.56%@
Equity Funds-71.93%@
✧✧LVIP Baron Growth Opportunities Fund	$—	$ 277,608	$ —	$ —	$ (19,762)	$ 257,846	5,521	$ —	$ —
✧✧LVIP MFS Value Fund	—	982,474	2	—	(71,052)	911,420	24,768	14,201	54
✧✧LVIP SSGA Mid-Cap Index Fund	—	498,096	1	—	(43,615)	454,480	42,427	5,817	3,300
✧✧LVIP SSGA S&P 500 Index Fund	—	1,198,468	2	—	(87,833)	1,110,633	65,726	17,908	764
✧✧LVIP SSGA Small-Cap Index Fund	—	350,727	198,650	(7,312)	(13,924)	130,841	4,868	1,197	707
✧✧LVIP SSGA Small-Mid Cap 200 Fund	—	219,143	—	—	(26,183)	192,960	17,585	5,483	2,591
✧✧LVIP T. Rowe Price Growth Stock Fund	—	964,465	2	—	(50,187)	914,276	22,969	776	3,258
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	—	421,723	1	—	(27,504)	394,218	16,949	1,308	4,848
✧✧LVIP Wellington Mid-Cap Value Fund	—	421,245	1	—	(31,065)	390,179	17,018	2,461	1,320
Fixed Income Funds-17.63%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	—	154,170	16,532	41	(3,973)	133,706	13,771	4,498	—
✧✧LVIP Delaware Bond Fund	—	365,818	41,555	311	(4,096)	320,478	24,544	8,043	—
✧✧LVIP PIMCO Low Duration Bond Fund	—	33,080	3,438	(3)	(475)	29,164	2,952	532	—
✧✧LVIP SSGA Bond Index Fund	—	381,226	44,962	585	(693)	336,156	30,894	7,177	—
✧✧LVIP SSGA Short-Term Bond Index Fund	—	29,468	3,456	3	(88)	25,927	2,584	252	—
✧✧LVIP Western Asset Core Bond Fund	—	366,406	42,037	379	(3,832)	320,916	34,086	8,631	—
Total	$—	$6,664,117	$350,639	$(5,996)	$(384,282)	$5,923,200		$78,284	$16,842

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
3. Investments
For the period November 1, 2018* through December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Purchases	$8,366,881	$7,136,666
Sales	252,198	352,162
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Funds were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$8,239,302	$6,788,892
Aggregate unrealized appreciation of investments and derivatives	$ 572	$ —
Aggregate unrealized depreciation of investments and derivatives	(478,422)	(412,175)
Net unrealized appreciation of investments and derivatives	$ (477,850)	$ (412,175)
LVIP Aggressive Growth Allocation Managed Risk Funds–20

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
Level 1	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$7,325,291	$5,923,200
Unaffiliated Investment Companies	436,160	453,517
Total Investments	$7,761,451	$6,376,717
Derivatives:
Assets:
Futures Contracts	$ 113,753	$ 151,750
Derivatives:
Liabilities:
Futures Contracts	$ (21,432)	$ (19,851)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the period November 1, 2018* through December 31, 2018 was as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Period ended December 31, 2018
Ordinary income	$144,543	$88,108
LVIP Aggressive Growth Allocation Managed Risk Funds–21

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ 51,442	$ 45,917
Undistributed long-term capital gains	56,262	68,574
Net unrealized appreciation	(477,520)	(412,175)
Distributable earnings/(accumulated loss)	$(369,816)	$(297,684)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	11/1/18 * to	11/1/18 * to
	12/31/18	12/31/18
Shares sold:
Standard Class	1,000	1,000
Service Class	828,070	685,908
Shares reinvested:
Standard Class	19	14
Service Class	15,290	9,312
	844,379	696,234
Shares redeemed:
Standard Class	—	—
Service Class	(708)	(239)
	(708)	(239)
Net increase	843,671	695,995

*	Date of commencement of operations.
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
LVIP Aggressive Growth Allocation Managed Risk Funds–22

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the period November 1, 2018* through December 31, 2018, each Fund used futures contracts to to hedge each Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)**	Variation margin due to broker on futures contracts	$ 79,500	Variation margin due to broker on futures contracts	$(18,520)
Futures contracts (Currency contracts)**	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(2,912)
Futures contracts (Interest rate contracts)**	Variation margin due to broker on futures contracts	34,253	Variation margin due to broker on futures contracts	—
Total		$113,753		$(21,432)

**	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the period November 1, 2018* through December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,558	$60,980
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(486)	(2,912)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	379	34,253
Total		$1,451	$92,321
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)**	Variation margin due to broker on futures contracts	$116,692	Variation margin due to broker on futures contracts	$(19,851)
Futures contracts (Interest rate contracts)**	Variation margin due to broker on futures contracts	35,058	Variation margin due to broker on futures contracts	—
Total		$151,750		$(19,851)

**	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Aggressive Growth Allocation Managed Risk Funds–23

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the period November 1, 2018* through December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(18,609)	$ 96,841
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,001	35,058
Total		$(17,608)	$131,899
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the period November 1, 2018* through December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$2,119,992	$2,079,444
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	2,176,473	1,841,878
* Date of commencement of operations
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–24

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, and the results of their operations, the changes in their net assets and their financial highlights for the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Aggressive Growth Allocation Managed Risk Funds–26

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On June 4-5, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the approval of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the approval of the sub-advisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for two new series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Milliman prior to and during the meetings, including materials provided in connection with the annual contract review process. Among other information, LIAC, Lincoln Life and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, information comparing the management fee and estimated operating expense ratio of the Funds to a peer group and information about estimated profitability. The Board noted that LIAC and Milliman provided services to other funds in the Trust. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements and in connection with the annual contract renewal process, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life, LIAC and Milliman to consider the approval of the Advisory Agreements.
In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the approval of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services expected to be provided to each Fund by LIAC, including LIAC personnel and resources and LIAC’s oversight of a sub-adviser. The Board considered that LIAC provided investment management services to the other funds in the Trust and that the Board reviewed extensive information provided by LIAC in connection with the annual contract renewal review process. The Board reviewed the services to be provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel provide services to the other funds in the Trust on behalf of LIAC and that Lincoln Life was proposed to provide administrative services to each Fund under an administration agreement. The Board concluded that the services provided by LIAC were expected to be satisfactory.
The Board considered that the Funds will be managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman. The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in each Fund’s investment returns) and reduce the downside exposure of each Fund during significant market downturns.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Management Fee. The Board reviewed each Fund’s investment management fee and estimated net expense ratio and reviewed information comparing the investment management fee and estimated net expense ratio to those of a peer group of funds provided by LIAC based on information from Morningstar.
The Board noted that the investment management fee for each Fund was above the investment management fee of the peer group median. The Board also considered that each Fund’s estimated net expense ratio for standard class shares (plus estimated acquired funds fees and expenses (“AFFE”)) was equal to or lower than the expense ratio (including AFFE) of the peer group median. In light of the nature, quality and extent of services to be provided by LIAC, including sub-adviser oversight, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Funds had not commenced operations and thus had no assets. The Board also considered that LIAC proposed an expense limitation for each Fund’s standard and service class shares through April 30, 2020.
Profitability. The Board also reviewed the estimated profitability analysis to LIAC with respect to each Fund and concluded that the estimated profitability of LIAC in connection with the management of each Fund was not unreasonable.
LVIP Aggressive Growth Allocation Managed Risk Funds–27

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board considered materials provided as part of the annual contract renewal process as to any such benefits to LIAC and its affiliates. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Life and its affiliated insurance companies (“Lincoln Insurance Companies”) may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreement between LIAC and Milliman with respect to each Fund, the Board considered the nature, extent and quality of services to be provided by Milliman under the sub-advisory agreement. The Board considered that Milliman provided similar sub-advisory services to other funds in the Trust and that the Board reviewed extensive information provided by Milliman in connection with the annual contract renewal process. The Board concluded that the services to be provided by Milliman were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule and considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, that the fee schedule was the same fee schedule that applied to the other funds in the Trust sub-advised by Milliman and that LIAC would compensate Milliman from its fees. The Board concluded that the proposed subadvisory fee was reasonable.
Profitability and Fallout Benefits. The Board noted that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board reviewed materials previously provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that approval of the Advisory Agreements is in the best interests of each Fund.
LVIP Aggressive Growth Allocation Managed Risk Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Aggressive Growth Allocation Managed Risk Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Aggressive Growth Allocation Managed Risk Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Aggressive Growth Allocation Managed Risk Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Aggressive Growth Allocation Managed Risk Funds–32

LVIP American Allocation Funds
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Allocation Funds

LVIP American Allocation Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP American Balanced Allocation Fund returned (4.06)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Balanced Allocation Composite1, returned (4.48)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 0.01%.
The LVIP American Growth Allocation Fund returned (5.00)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Growth Allocation Composite3, returned (5.73)% and its broad-based benchmark index, the S&P 500® Index4, returned (4.38)%.
The LVIP American Income Allocation Fund returned (2.57)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Income Allocation Composite5, returned (2.42)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes.
Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP American Allocation Funds are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and American Funds retail funds, which have investment processes that emphasize superior stock selection based on bottom up fundamental research. From a return standpoint, fixed income generally outperformed US and non-US equity on a relative basis. The equity portion of the LVIP American Allocation Funds generally outperformed the equity portion of their composite benchmarks on a relative basis during 2018, as strong performance from underlying funds that maintained exposures to growth equities offset underperformance from allocations to value and non-US markets. The fixed income allocations within the LVIP American Allocation Funds delivered varied returns in 2018. The Funds’ allocations to short and intermediate domestic bonds contributed to returns while exposures to high yield and non-US detracted.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Maria Ma
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP American Balanced Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,749 for the Standard Class shares and to $16,265 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 8/2/10 through 12/31/18. The same $10,000 investment would have increased to $17,560 and $12,504, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective May 1, 2018, the broad-based benchmark for the LVIP American Balanced Allocation Fund changed from the S&P 500® Index to the Bloomberg Barclays U.S. Aggregate Bond Index to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the S&P 500® Index would have increased to $26,571.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.06%
Five Years	+ 4.20%
Inception (8/2/10)	+ 6.31%
Service Class Shares
One Year	- 4.39%
Five Years	+ 3.84%
Inception (8/2/10)	+ 5.95%
LVIP American Growth Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,542 for the Standard Class shares and to $17,036 for the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/18. The same $10,000 investment would have increased to $17,998 and $26,571, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 5.00%
Five Years	+ 4.47%
Inception (8/2/10)	+ 6.90%
Service Class Shares
One Year	- 5.34%
Five Years	+ 4.11%
Inception (8/2/10)	+ 6.53%

LVIP American Allocation Funds–2

LVIP American Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP American Income Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,215 for the Standard Class shares and to $14,774 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 8/2/10 through 12/31/18. The same $10,000 investment would have increased to $16,233 and $12,504, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 2.57%
Five Years	+ 3.66%
Inception (8/2/10)	+ 5.11%
Service Class Shares
One Year	- 2.91%
Five Years	+ 3.30%
Inception (8/2/10)	+ 4.74%
1. The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Bloomberg Barclays U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 pd at least $250 million par amount outstanding.
3. The Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE® NR Index.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Bloomberg Barclays U.S. Aggregate Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.

LVIP American Allocation Funds–3

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP American Balanced Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$953.40	0.25%	$1.23
Service Class Shares	1,000.00	951.80	0.60%	2.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.20	0.60%	3.06
LVIP American Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$940.40	0.25%	$1.22
Service Class Shares	1,000.00	938.70	0.60%	2.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.20	0.60%	3.06
LVIP American Income Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$975.90	0.29%	$1.44
Service Class Shares	1,000.00	974.20	0.64%	3.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.00	0.64%	3.26

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an

LVIP American Allocation Funds–4

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Allocation Funds–5

LVIP American Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2018
LVIP American Balanced Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.08%
Investment Company	3.08%
Fixed Income Fund	3.08%
Unaffiliated Investments	97.00%
Investment Companies	97.00%
Asset Allocation Fund	14.99%
Equity Funds	30.17%
Fixed Income Funds	32.83%
Global Equity Funds	5.90%
Global Fixed Income Fund	2.07%
International Equity Funds	11.04%
Total Investments	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%
LVIP American Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Asset Allocation Fund	11.03%
Equity Funds	35.17%
Fixed Income Funds	27.84%
Global Equity Funds	7.90%
International Equity Funds	18.14%
Money Market Fund	0.00%
Total Investments	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%
LVIP American Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Asset Allocation Fund	13.88%
Equity Funds	21.27%
Fixed Income Funds	54.95%
Global Equity Fund	1.95%
Global Fixed Income Fund	3.08%
International Equity Funds	4.99%
Total Investments	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%
LVIP American Allocation Funds–6

LVIP American Balanced Allocation Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–3.08%
INVESTMENT COMPANY–3.08%
Fixed Income Fund–3.08%
✢American Funds Insurance Series®– Mortgage Fund	2,473,446	$ 25,476,497
Total Affiliated Investment (Cost $25,294,764)		25,476,497

UNAFFILIATED INVESTMENTS–97.00%
INVESTMENT COMPANIES–97.00%
Asset Allocation Fund–14.99%
✧American Funds®– Capital Income Builder	2,200,530	123,933,857
		123,933,857
Equity Funds–30.17%
✢American Funds Insurance Series®-
Blue Chip Income & Growth Fund	4,527,393	56,049,130
Growth Fund	1,379,893	96,537,276
Growth-Income Fund	1,068,213	48,486,208
✧American Funds®– American Mutual Fund	1,292,141	48,468,200
		249,540,814
Fixed Income Funds–32.83%
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	2,851,390	34,045,591
✧American Funds®-
Bond Fund of America	12,178,147	153,079,311
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧American Funds®- (continued)
High-Income Trust	1,717,682	$ 16,472,571
Intermediate Bond Fund of America	5,138,405	67,929,712
		271,527,185
Global Equity Funds–5.90%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,255,844	16,351,091
Global Small Capitalization Fund	1,491,263	32,434,975
		48,786,066
Global Fixed Income Fund–2.07%
✢American Funds Insurance Series®– Global Bond Fund	1,497,381	17,100,087
		17,100,087
International Equity Funds–11.04%
✢American Funds Insurance Series®-
International Fund	3,759,637	66,395,184
New World Fund	1,187,107	24,905,510
		91,300,694
Total Unaffiliated Investments (Cost $771,442,932)		802,188,703
TOTAL INVESTMENTS–100.08% (Cost $796,737,696)	827,665,200
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(697,116)
NET ASSETS APPLICABLE TO 69,968,382 SHARES OUTSTANDING–100.00%	$826,968,084
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($30,738,511 / 2,599,812 Shares)	$11.823
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($796,229,573 / 67,368,570 Shares)	$11.819
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$772,224,127
Distributable earnings/(accumulated loss)	54,743,957
TOTAL NET ASSETS	$826,968,084

✢ Class 1 shares.
✧ Class R-6 shares.
LVIP American Allocation Funds–7

LVIP American Balanced Allocation Fund
Statement of Net Assets (continued)
★	Includes $700,416 payable for securities purchased, $256,653 payable for fund shares redeemed, $18,836 other accrued expenses payable, $401,944 due to manager and affiliates and $421,225 due to custodian as of December 31, 2018.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–8

LVIP American Growth Allocation Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.08%
Asset Allocation Fund–11.03%
✧American Funds®– Capital Income Builder	1,586,028	$ 89,325,104
		89,325,104
Equity Funds–35.17%
✢American Funds Insurance Series®-
Blue Chip Income & Growth Fund	5,085,838	62,962,678
Growth Fund	1,356,408	94,894,319
Growth-Income Fund	1,574,963	71,487,578
✧American Funds®– American Mutual Fund	1,481,654	55,576,830
		284,921,405
Fixed Income Funds–27.84%
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	1,400,594	16,723,091
✧American Funds®-
Bond Fund of America	9,972,394	125,352,993
Intermediate Bond Fund of America	4,418,397	58,411,202
Mortgage Fund	2,529,135	25,038,442
		225,525,728
Global Equity Funds–7.90%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,851,632	24,108,242
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Funds (continued)
✢American Funds Insurance Series®- (continued)
Global Small Capitalization Fund	1,832,325	$ 39,853,073
		63,961,315
International Equity Funds–18.14%
✢American Funds Insurance Series®– International Fund	6,467,138	114,209,645
✧American Funds®– New World Fund	571,580	32,740,113
		146,949,758
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	27,303	27,303
		27,303
Total Investment Companies (Cost $781,944,808)		810,710,613
TOTAL INVESTMENTS–100.08% (Cost $781,944,808)	810,710,613
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(687,970)
NET ASSETS APPLICABLE TO 66,595,262 SHARES OUTSTANDING–100.00%	$810,022,643
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($14,524,276 / 1,193,664 Shares)	$12.168
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($795,498,367 / 65,401,598 Shares)	$12.163
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$744,613,085
Distributable earnings/(accumulated loss)	65,409,558
TOTAL NET ASSETS	$810,022,643

✧ Class R-6 shares.
✢ Class 1 shares.
★	Includes $569,145 payable for securities purchased, $213,300 payable for fund shares redeemed, $18,668 other accrued expenses payable and $398,596 due to manager and affiliates as of December 31, 2018.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–9

LVIP American Income Allocation Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.12%
Asset Allocation Fund–13.88%
✧American Funds®– Capital Income Builder	461,895	$ 26,013,916
		26,013,916
Equity Funds–21.27%
✢American Funds Insurance Series®-
Growth Fund	232,685	16,278,629
Growth-Income Fund	120,095	5,451,125
✧American Funds®-
American Mutual Fund	242,138	9,082,578
Investment Company of America	267,033	9,052,419
		39,864,751
Fixed Income Funds–54.95%
✢American Funds Insurance Series®-
Bond Fund	5,464,632	57,214,695
U.S. Government/AAA-Rated Securities Fund	961,898	11,485,068
✧American Funds®-
High-Income Trust	386,312	3,704,730
Intermediate Bond Fund of America	1,733,862	22,921,650
Mortgage Fund	771,953	7,642,339
		102,968,482
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–1.95%
✢American Funds Insurance Series®– Global Small Capitalization Fund	167,650	$ 3,646,401
		3,646,401
Global Fixed Income Fund–3.08%
✢American Funds Insurance Series®– Global Bond Fund	505,265	5,770,130
		5,770,130
International Equity Funds–4.99%
✢American Funds Insurance Series®– International Fund	317,021	5,598,594
✧American Funds®– New World Fund	65,384	3,745,175
		9,343,769
Total Investment Companies (Cost $189,227,315)		187,607,449
TOTAL INVESTMENTS–100.12% (Cost $189,227,315)	187,607,449
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(230,337)
NET ASSETS APPLICABLE TO 17,020,217 SHARES OUTSTANDING–100.00%	$187,377,112
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($8,626,291 / 783,371 Shares)	$11.012
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($178,750,821 / 16,236,846 Shares)	$11.009
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$181,465,391
Distributable earnings/(accumulated loss)	5,911,721
TOTAL NET ASSETS	$187,377,112

✧ Class R-6 shares.
✢ Class 1 shares.
★	Includes $85,053 payable for securities purchased, $113,133 payable for fund shares redeemed, $19,890 other accrued expenses payable, $90,722 due to manager and affiliates and $752,546 due to custodian as of December 31, 2018.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–10

LVIP American Allocation Funds
Statements of Operations
Year Ended December 31, 2018
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 16,760,632	$ 15,870,808	$ 4,570,175
Dividends from affiliated investment	586,410	87,328	—
Interest	674	782	170
	17,347,716	15,958,918	4,570,345
EXPENSES:
Distribution fees-Service Class	3,020,587	3,052,050	684,166
Management fees	2,240,656	2,218,976	511,411
Shareholder servicing fees	259,916	257,401	59,324
Accounting and administration expenses	92,384	91,816	44,365
Professional fees	35,897	35,734	24,842
Trustees’ fees and expenses	29,553	29,223	6,688
Reports and statements to shareholders	28,112	21,722	8,743
Custodian fees	9,966	9,517	6,174
Consulting fees	2,295	2,284	1,874
Pricing fees	2	2	—
Other	9,441	9,787	1,981
	5,728,809	5,728,512	1,349,568
Less:
Management fees waived	(448,131)	(443,795)	(102,282)
Total operating expenses	5,280,678	5,284,717	1,247,286
NET INVESTMENT INCOME	12,067,038	10,674,201	3,323,059
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(125,506)	(106,407)	—
Sale of unaffiliated investments	13,815,673	22,102,759	6,140,241
Distributions from unaffiliated investments	24,253,306	30,640,529	4,029,552
Net realized gain	37,943,473	52,636,881	10,169,793
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(325,915)	(168,274)	—
Unaffiliated investments	(87,484,748)	(108,520,095)	(19,205,991)
Net change in unrealized appreciation (depreciation)	(87,810,663)	(108,688,369)	(19,205,991)
NET REALIZED AND UNREALIZED LOSS	(49,867,190)	(56,051,488)	(9,036,198)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,800,152)	$ (45,377,287)	$ (5,713,139)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–11

LVIP American Allocation Funds
Statements of Changes in Net Assets
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,067,038	$ 13,464,749	$ 10,674,201	$ 11,580,559	$ 3,323,059	$ 3,215,760
Net realized gain	37,943,473	31,093,824	52,636,881	38,207,216	10,169,793	4,538,014
Net change in unrealized appreciation (depreciation)	(87,810,663)	72,834,673	(108,688,369)	87,102,819	(19,205,991)	11,282,721
Net increase (decrease) in net assets resulting from operations	(37,800,152)	117,393,246	(45,377,287)	136,890,594	(5,713,139)	19,036,495
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(1,691,917)	(1,534,280)	(935,295)	(785,327)	(352,057)	(349,802)
Service Class	(41,001,642)	(37,701,617)	(48,802,113)	(41,666,733)	(6,738,608)	(7,084,884)
	(42,693,559)	(39,235,897)	(49,737,408)	(42,452,060)	(7,090,665)	(7,434,686)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,440,288	5,215,257	2,125,981	2,093,259	1,340,478	2,588,037
Service Class	70,577,297	99,370,434	72,696,903	64,075,787	20,646,391	33,123,000
Reinvestment of dividends and distributions:
Standard Class	1,691,917	1,534,280	935,295	785,327	352,057	349,802
Service Class	41,001,642	37,701,617	48,802,113	41,666,733	6,738,608	7,084,884
	118,711,144	143,821,588	124,560,292	108,621,106	29,077,534	43,145,723
Cost of shares redeemed:
Standard Class	(7,305,446)	(6,197,493)	(2,543,886)	(4,247,596)	(1,576,760)	(2,056,827)
Service Class	(125,862,058)	(119,124,542)	(120,786,422)	(125,666,753)	(39,578,952)	(33,738,725)
	(133,167,504)	(125,322,035)	(123,330,308)	(129,914,349)	(41,155,712)	(35,795,552)
Increase (decrease) in net assets derived from capital share transactions	(14,456,360)	18,499,553	1,229,984	(21,293,243)	(12,078,178)	7,350,171
NET INCREASE (DECREASE) IN NET ASSETS	(94,950,071)	96,656,902	(93,884,711)	73,145,291	(24,881,982)	18,951,980
NET ASSETS:
Beginning of year	921,918,155	825,261,253	903,907,354	830,762,063	212,259,094	193,307,114
End of year	$ 826,968,084	$ 921,918,155	$ 810,022,643	$ 903,907,354	$187,377,112	$ 212,259,094
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 8 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (721,333)		$ (291,649)		$ (209,741)
Service Class		(15,906,241)		(13,616,480)		(4,011,803)
Net realized gain:
Standard Class		(812,947)		(493,678)		(140,061)
Service Class		(21,795,376)		(28,050,253)		(3,073,081)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.998	$ 11.865	$ 11.893	$ 12.768	$ 12.820
Income (loss) from investment operations:
Net investment income[1]	0.218	0.238	0.235	0.237	0.279
Net realized and unrealized gain (loss)	(0.724)	1.508	0.503	(0.328)	0.453
Total from investment operations	(0.506)	1.746	0.738	(0.091)	0.732
Less dividends and distributions from:
Net investment income	(0.263)	(0.282)	(0.256)	(0.363)	(0.297)
Net realized gain	(0.406)	(0.331)	(0.510)	(0.421)	(0.487)
Total dividends and distributions	(0.669)	(0.613)	(0.766)	(0.784)	(0.784)
Net asset value, end of period	$ 11.823	$ 12.998	$ 11.865	$ 11.893	$ 12.768
Total return[2]	(4.06%)	14.80%	6.20%	(0.68%)	5.74%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 30,739	$ 33,900	$30,474	$ 30,201	$30,939
Ratio of expenses to average net assets[3]	0.25%	0.24%	0.23%	0.22%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.29%	0.28%	0.27%	0.27%
Ratio of net investment income to average net assets	1.69%	1.87%	1.94%	1.85%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	1.82%	1.89%	1.80%	2.08%
Portfolio turnover	41%	27%	30%	25%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–13

LVIP American Balanced Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.991	$ 11.860	$ 11.890	$ 12.765	$ 12.818
Income (loss) from investment operations:
Net investment income[1]	0.172	0.193	0.192	0.192	0.233
Net realized and unrealized gain (loss)	(0.721)	1.506	0.501	(0.328)	0.452
Total from investment operations	(0.549)	1.699	0.693	(0.136)	0.685
Less dividends and distributions from:
Net investment income	(0.217)	(0.237)	(0.213)	(0.318)	(0.251)
Net realized gain	(0.406)	(0.331)	(0.510)	(0.421)	(0.487)
Total dividends and distributions	(0.623)	(0.568)	(0.723)	(0.739)	(0.738)
Net asset value, end of period	$ 11.819	$ 12.991	$ 11.860	$ 11.890	$ 12.765
Total return[2]	(4.39%)	14.41%	5.83%	(1.03%)	5.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$796,230	$888,018	$794,787	$782,499	$819,047
Ratio of expenses to average net assets[3]	0.60%	0.59%	0.58%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.64%	0.63%	0.62%	0.62%
Ratio of net investment income to average net assets	1.34%	1.52%	1.59%	1.50%	1.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.29%	1.47%	1.54%	1.45%	1.73%
Portfolio turnover	41%	27%	30%	25%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.632	$ 12.207	$ 12.265	$ 13.298	$ 13.297
Income (loss) from investment operations:
Net investment income[1]	0.210	0.222	0.229	0.243	0.287
Net realized and unrealized gain (loss)	(0.856)	1.904	0.561	(0.369)	0.459
Total from investment operations	(0.646)	2.126	0.790	(0.126)	0.746
Less dividends and distributions from:
Net investment income	(0.272)	(0.258)	(0.251)	(0.370)	(0.303)
Net realized gain	(0.546)	(0.443)	(0.597)	(0.537)	(0.442)
Total dividends and distributions	(0.818)	(0.701)	(0.848)	(0.907)	(0.745)
Net asset value, end of period	$ 12.168	$ 13.632	$ 12.207	$ 12.265	$ 13.298
Total return[2]	(5.00%)	17.56%	6.45%	(0.89%)	5.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 14,524	$ 15,691	$15,462	$ 13,884	$15,753
Ratio of expenses to average net assets[3]	0.25%	0.24%	0.22%	0.22%	0.22%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.29%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets	1.55%	1.68%	1.84%	1.82%	2.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.63%	1.79%	1.77%	2.06%
Portfolio turnover	44%	26%	30%	23%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–15

LVIP American Growth Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.624	$ 12.203	$ 12.263	$ 13.295	$ 13.295
Income (loss) from investment operations:
Net investment income[1]	0.162	0.175	0.185	0.196	0.239
Net realized and unrealized gain (loss)	(0.853)	1.901	0.560	(0.368)	0.458
Total from investment operations	(0.691)	2.076	0.745	(0.172)	(0.697)
Less dividends and distributions from:
Net investment income	(0.224)	(0.212)	(0.208)	(0.323)	(0.255)
Net realized gain	(0.546)	(0.443)	(0.597)	(0.537)	(0.442)
Total dividends and distributions	(0.770)	(0.655)	(0.805)	(0.860)	(0.697)
Net asset value, end of period	$ 12.163	$ 13.624	$ 12.203	$ 12.263	$ 13.295
Total return[2]	(5.34%)	17.15%	6.08%	(1.23%)	5.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$795,498	$888,216	$815,300	$819,345	$845,384
Ratio of expenses to average net assets[3]	0.60%	0.59%	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.64%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	1.20%	1.33%	1.49%	1.47%	1.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.15%	1.28%	1.44%	1.42%	1.71%
Portfolio turnover	44%	26%	30%	23%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–16

LVIP American Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.770	$ 11.098	$ 11.047	$ 11.827	$ 11.937
Income (loss) from investment operations:
Net investment income[1]	0.229	0.225	0.234	0.226	0.266
Net realized and unrealized gain (loss)	(0.526)	0.911	0.388	(0.310)	0.469
Total from investment operations	(0.297)	1.136	0.622	(0.084)	0.735
Less dividends and distributions from:
Net investment income	(0.258)	(0.278)	(0.258)	(0.361)	(0.300)
Net realized gain	(0.203)	(0.186)	(0.313)	(0.335)	(0.545)
Total dividends and distributions	(0.461)	(0.464)	(0.571)	(0.696)	(0.845)
Net asset value, end of period	$ 11.012	$ 11.770	$ 11.098	$ 11.047	$ 11.827
Total return[2]	(2.57%)	10.27%	5.62%	(0.70%)	6.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 8,626	$ 9,096	$ 7,772	$ 7,355	$ 8,346
Ratio of expenses to average net assets[3]	0.28%	0.27%	0.25%	0.25%	0.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.33%	0.32%	0.30%	0.30%	0.29%
Ratio of net investment income to average net assets	1.95%	1.92%	2.06%	1.91%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.90%	1.87%	2.01%	1.86%	2.12%
Portfolio turnover	31%	32%	31%	31%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–17

LVIP American Income Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.764	$ 11.094	$ 11.044	$ 11.823	$ 11.934
Income (loss) from investment operations:
Net investment income[1]	0.188	0.183	0.194	0.184	0.223
Net realized and unrealized gain (loss)	(0.525)	0.910	0.387	(0.308)	0.468
Total from investment operations	(0.337)	1.093	0.581	(0.124)	0.691
Less dividends and distributions from:
Net investment income	(0.215)	(0.237)	(0.218)	(0.320)	(0.257)
Net realized gain	(0.203)	(0.186)	(0.313)	(0.335)	(0.545)
Total dividends and distributions	(0.418)	(0.423)	(0.531)	(0.655)	(0.802)
Net asset value, end of period	$ 11.009	$ 11.764	$ 11.094	$ 11.044	$ 11.823
Total return[2]	(2.91%)	9.89%	5.25%	(1.04%)	5.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$178,751	$203,163	$185,535	$177,613	$203,605
Ratio of expenses to average net assets[3]	0.63%	0.62%	0.60%	0.60%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.68%	0.67%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	1.60%	1.57%	1.71%	1.56%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	1.52%	1.66%	1.51%	1.77%
Portfolio turnover	31%	32%	31%	31%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–18

LVIP American Allocation Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Funds’ shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds®retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2018, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Allocation Funds–19

LVIP American Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administrative	$51,013	$50,547	$11,688
Legal	10,278	10,190	2,338
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2018, these fees were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Printing and mailing	$17,726	$11,479	$4,136
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, each Fund had liabilities payable to affiliates as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$141,948	$139,105	$32,208
Distribution fees payable to LFD	239,160	239,070	53,780
Printing and mailing fees payable to Lincoln Life	253	251	64
Shareholder servicing fees payable to Lincoln Life	20,583	20,170	4,670
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP American Allocation Funds–20

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2018, were as follows:
LVIP American Balanced Allocation Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-3.08%@
Fixed Income Fund-3.08%@
✢American Funds Insurance Series - Mortgage Fund	$27,338,990	$2,675,915	$4,086,987	$(125,506)	$(325,915)	$25,476,497	2,473,446	$586,410	$—

@ As a percentage of Net Assets as of December 31, 2018.
✢ Class 1 shares.
LVIP American Growth Allocation Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-0.00%@
Fixed Income Fund-0.00%@
✢American Funds Insurance Series - Mortgage Fund	$26,733,430	$2,215,487	$28,674,236	$(106,407)	$(168,274)	$—	—	$87,328	$—

@ As a percentage of Net Assets as of December 31, 2018.
✢ Class 1 shares.
3. Investments
For the year ended December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$366,504,422	$390,787,051	$62,922,308
Sales	387,780,120	398,220,553	74,514,533
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Funds were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$805,310,368	$791,509,968	$191,235,343
Aggregate unrealized appreciation of investments	$ 26,133,436	$ 26,754,247	$ 3,905,262
Aggregate unrealized depreciation of investments	(3,778,604)	(7,553,602)	(7,533,156)
Net unrealized appreciation/ (depreciation) of investments	$ 22,354,832	$ 19,200,645	$ (3,627,894)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions
LVIP American Allocation Funds–21

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investments:
Assets:
Affiliated Investment Company	$ 25,476,497	$ —	$ —
Unaffiliated Investment Companies	802,188,703	810,710,613	187,607,449
Total Investments	$827,665,200	$810,710,613	$187,607,449
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2018
Ordinary income	$16,149,086	$15,579,319	$3,784,148
Long-term capital gains	26,544,473	34,158,089	3,306,517
Total	$42,693,559	$49,737,408	$7,090,665
Year ended December 31, 2017
Ordinary income	$18,244,768	$15,151,387	$4,516,177
Long-term capital gains	20,991,129	27,300,673	2,918,509
Total	$39,235,897	$42,452,060	$7,434,686
LVIP American Allocation Funds–22

LVIP American Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed ordinary income	$ 780,496	$ 746,076	$ 188,326
Undistributed long-term capital gains	31,608,629	45,462,837	9,351,289
Net unrealized appreciation (depreciation)	22,354,832	19,200,645	(3,627,894)
Distributable earnings/(accumulated loss)	$54,743,957	$65,409,558	$ 5,911,721
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	417,701	407,617	157,073	159,613	114,385	221,748
Service Class	5,453,051	7,859,497	5,353,518	4,892,134	1,772,687	2,846,985
Shares reinvested:
Standard Class	136,836	118,524	72,503	58,243	31,311	29,665
Service Class	3,309,833	2,919,089	3,774,476	3,099,352	598,305	601,624
	9,317,421	11,304,727	9,357,570	8,209,342	2,516,688	3,700,022
Shares redeemed:
Standard Class	(562,757)	(486,620)	(186,951)	(333,450)	(135,185)	(178,842)
Service Class	(9,753,264)	(9,432,168)	(8,923,189)	(9,608,170)	(3,404,602)	(2,901,780)
	(10,316,021)	(9,918,788)	(9,110,140)	(9,941,620)	(3,539,787)	(3,080,622)
Net increase (decrease)	(998,600)	1,385,939	247,430	(1,732,278)	(1,023,099)	619,400
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP American Allocation Funds–23

LVIP American Allocation Funds
Notes to Financial Statements (continued)
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Allocation Funds–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, and LVIP American Income Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP American Allocation Funds–25

LVIP American Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Balanced Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Balanced Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and benchmark index for the one year period, below the return of the benchmark index and above the Morningstar peer group median for the three year period and below the return of the Morningstar peer group median and the benchmark index for the five year period. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Income Allocation Composite). The Board noted that the Fund’s total return was below the return of the benchmark index and above the Morningstar peer group median for the three and five year periods and below the return of the Morningstar peer group median and the benchmark index for the one year period. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019. The Board noted that the net investment management fee for each of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund, giving effect to each Fund’s advisory fee waiver, was higher than the median net investment management fee of the Fund’s respective Morningstar peer group. The Board considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) for each of
LVIP American Allocation Funds–26

LVIP American Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund was lower than the median net expense ratio (including AFFE) of its respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP American Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP American Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP American Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Allocation Funds–31

LVIP American Century Select Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP American Century Select Mid Cap Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (10.53%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell Midcap® Value Index1, returned (12.29%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund invests predominantly in underlying funds that invest in mid cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a slight growth bias relative to its Russell Mid Cap Value benchmark. During calendar year 2018, exposure to growth-oriented equities generally contributed to relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 1/2/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century Select Mid Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,159 for the Standard Class shares and to $12,933 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $13,035. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 10.53%
Inception (1/2/14)	+ 5.65%
Service Class Shares
One Year	- 10.85%
Inception (1/2/14)	+ 5.28%

LVIP American Century Select Mid Cap Managed Volatility Fund–1

LVIP American Century Select Mid Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
1. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth value.
LVIP American Century Select Mid Cap Managed Volatility Fund–2

LVIP American Century Select Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$891.30	0.06%	$0.29
Service Class Shares	1,000.00	889.70	0.41%	1.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.90	0.06%	$0.31
Service Class Shares	1,000.00	1,023.10	0.41%	2.09

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund–3

LVIP American Century Select Mid Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.65%
Investment Companies	94.65%
Equity Funds	94.65%
Unaffiliated Investment	4.65%
Investment Company	4.65%
Money Market Fund	4.65%
Total Investments	99.30%
Receivables and Other Assets Net of Liabilities	0.70%
Total Net Assets	100.00%
LVIP American Century Select Mid Cap Managed Volatility Fund–4

LVIP American Century Select Mid Cap Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.65%
INVESTMENT COMPANIES–94.65%
Equity Funds–94.65%
*American Century VP-
Mid Cap Value Fund	15,418,054	$ 282,304,579
Capital Appreciation Fund	5,032,081	71,304,586
Total Affiliated Investments (Cost $373,783,492)		353,609,165
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENT–4.65%
INVESTMENT COMPANY–4.65%
Money Market Fund–4.65%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	17,356,152	$ 17,356,152
Total Unaffiliated Investment (Cost $17,356,152)		17,356,152
TOTAL INVESTMENTS–99.30% (Cost $391,139,644)	370,965,317
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.70%	2,616,283
NET ASSETS APPLICABLE TO 31,801,078 SHARES OUTSTANDING–100.00%	$373,581,600

* Class I shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(8)	British Pound	$ (639,500)	$ (634,247)	3/18/19	$ —	$ (5,253)
(8)	Euro	(1,152,250)	(1,148,685)	3/18/19	—	(3,565)
(7)	Japanese Yen	(802,462)	(790,256)	3/18/19	—	(12,206)
					—	(21,024)
Equity Contracts:
(151)	E-mini S&P 500 Index	(18,914,260)	(18,586,459)	3/15/19	—	(327,801)
(165)	E-mini S&P MidCap 400 Index	(27,426,300)	(27,077,776)	3/15/19	—	(348,524)
(34)	Euro STOXX 50 Index	(1,158,536)	(1,158,284)	3/15/19	—	(252)
(8)	FTSE 100 Index	(679,005)	(677,275)	3/15/19	—	(1,730)
(4)	Nikkei 225 Index (OSE)	(729,894)	(736,861)	3/7/19	6,967	—
					6,967	(678,307)
Total Futures Contracts					$6,967	$(699,331)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–5

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investments, at value	$353,609,165
Unaffiliated investment, at value	17,356,152
Cash collateral held at broker for futures contracts	2,456,716
Receivable for fund shares sold	702,163
Cash	271,661
Dividends and interest receivable	35,597
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	20,442
Prepaid expenses	2,545
TOTAL ASSETS	374,454,441
LIABILITIES:
Variation margin due to broker on futures contracts	421,545
Payable for securities purchased	271,660
Due to manager and affiliates	140,630
Other accrued expenses payable	20,457
Payable for fund shares redeemed	18,549
TOTAL LIABILITIES	872,841
TOTAL NET ASSETS	$373,581,600
Affiliated investments, at cost	$373,783,492
Unaffiliated investment, at cost	17,356,152
Standard Class:
Net Assets	$ 13,159
Shares Outstanding	1,120
Net Asset Value Per Share	$ 11.749[1]
Service Class:
Net Assets	$373,568,441
Shares Outstanding	31,799,958
Net Asset Value Per Share	$ 11.747
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$378,137,762
Distributable earnings/(accumulated loss)	(4,556,162)
TOTAL NET ASSETS	$373,581,600

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–6

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investments	$ 3,325,391
Dividends from unaffiliated investment	1,234,604
Interest from unaffiliated investment	5,531
4,565,526
EXPENSES:
Management fees	2,908,908
Distribution fees-Service Class	1,357,438
Shareholder servicing fees	112,478
Accounting and administration expenses	56,761
Reports and statements to shareholders	34,760
Professional fees	33,085
Trustees’ fees and expenses	12,681
Consulting fees	3,911
Custodian fees	981
Pricing fees	227
Other	3,567
4,524,797
Less:
Management fees waived	(2,676,195)
Expenses reimbursed	(258,451)
Total operating expenses	1,590,151
NET INVESTMENT INCOME	2,975,375
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(460,368)
Sale of unaffiliated investment	(2)
Distributions from affiliated investments	17,756,502
Foreign currencies	(2,793)
Futures contracts	1,825,929
Net realized gain	19,119,268
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(66,181,618)
Foreign currencies	792
Futures contracts	(890,260)
Net change in unrealized appreciation (depreciation)	(67,071,086)
NET REALIZED AND UNREALIZED LOSS	(47,951,818)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,976,443)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,975,375	$ 2,736,107
Net realized gain	19,119,268	15,288,624
Net change in unrealized appreciation (depreciation)	(67,071,086)	23,328,993
Net increase (decrease) in net assets resulting from operations	(44,976,443)	41,353,724
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(725)	(338)
Service Class	(18,425,226)	(7,287,029)
	(18,425,951)	(7,287,367)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	93,851,603	110,489,644
Reinvestment of dividends and distributions:
Standard Class	725	338
Service Class	18,425,226	7,287,029
	112,277,554	117,777,011
Cost of shares redeemed:
Service Class	(42,540,110)	(44,105,345)
	(42,540,110)	(44,105,345)
Increase in net assets derived from capital share transactions	69,737,444	73,671,666
NET INCREASE IN NET ASSETS	6,335,050	107,738,023
NET ASSETS:
Beginning of year	367,246,550	259,508,527
End of year	$373,581,600	$367,246,550
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (175)
Service Class		(3,188,375)
Net realized gain:
Standard Class		(163)
Service Class		(4,098,654)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–7

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
Year Ended				1/2/14 to
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 13.801	$ 12.418	$ 10.706	$ 11.348	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.154	0.154	0.164	0.177	0.116
Net realized and unrealized gain (loss)	(1.532)	1.552	1.740	(0.618)	1.300
Total from investment operations	(1.378)	1.706	1.904	(0.441)	1.416
Less dividends and distributions from:
Net investment income	(0.156)	(0.167)	(0.192)	(0.201)	(0.068)
Net realized gain	(0.518)	(0.156)	—	—	—
Total dividends and distributions	(0.674)	(0.323)	(0.192)	(0.201)	(0.068)
Net asset value, end of period	$ 11.749	$ 13.801	$ 12.418	$ 10.706	$ 11.348
Total return[4]	(10.53%)	13.79%	17.83%	(3.91%)	14.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 13	$ 15	$ 13	$ 11	$ 12
Ratio of expenses to average net assets[5]	0.06%	0.06%	0.04%	—	—
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.82%	0.81%	0.83%	0.85%	0.95%
Ratio of net investment income to average net assets	1.12%	1.17%	1.43%	1.57%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.36%	0.42%	0.64%	0.72%	0.16%
Portfolio turnover	5%	7%	28%	15%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–8

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
Year Ended				1/2/14 to
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 13.796	$ 12.420	$ 10.708	$ 11.349	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.105	0.108	0.125	0.137	0.084
Net realized and unrealized gain (loss)	(1.523)	1.545	1.739	(0.616)	1.293
Total from investment operations	(1.418)	1.653	1.864	(0.479)	1.377
Less dividends and distributions from:
Net investment income	(0.113)	(0.121)	(0.152)	(0.162)	(0.028)
Net realized gain	(0.518)	(0.156)	—	—	—
Total dividends and distributions	(0.631)	(0.277)	(0.152)	(0.162)	(0.028)
Net asset value, end of period	$ 11.747	$ 13.796	$ 12.420	$ 10.708	$ 11.349
Total return[4]	(10.85%)	13.39%	17.43%	(4.24%)	13.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 373,568	$367,232	$259,496	$159,660	$ 88,120
Ratio of expenses to average net assets[5]	0.41%	0.41%	0.39%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.17%	1.16%	1.18%	1.20%	1.30%
Ratio of net investment income to average net assets	0.77%	0.82%	1.08%	1.22%	0.76%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.01%	0.07%	0.29%	0.37%	(0.19%)
Portfolio turnover	5%	7%	28%	15%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–9

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the American Century VP Mid Cap Value Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The American Century VP Mid Cap Value Fund, which is advised by an unaffiliated adviser, invests at least 80% of its assets in medium size companies. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP American Century Select Mid Cap Managed Volatility Fund–10

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.69% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.06% of the Fund’s average daily net assets for the Standard Class and 0.41% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$21,859
Legal	4,387
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $26,444 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 20,442
Management fees payable to LIAC	19,389
Distribution fees payable to LFD	113,099
Printing and mailing fees payable to Lincoln Life	(1,229)
Shareholder servicing fees payable to Lincoln Life	9,371
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP American Century Select Mid Cap Managed Volatility Fund–11

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.65%@
Equity Funds-94.65%@
*American Century VP - Mid Cap Value	$279,281,226	$77,529,995	$12,308,161	$(540,010)	$(61,658,471)	$282,304,579	15,418,054	$3,325,391	$17,375,365
*American Century VP -Capital Appreciation Fund	69,938,343	12,960,740	7,150,992	79,642	(4,523,147)	71,304,586	5,032,081	—	381,137
Total	$349,219,569	$90,490,735	$19,459,153	$(460,368)	$(66,181,618)	$353,609,165		$3,325,391	$17,756,502

@ As a percentage of Net Assets as of December 31, 2018.
* Class I shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$90,490,735
Sales	19,459,151
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$393,888,293
Aggregate unrealized appreciation of investments and derivatives	$ 790,512
Aggregate unrealized depreciation of investments and derivatives	(23,706,522)
Net unrealized depreciation of investments and derivatives	$ (22,916,010)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP American Century Select Mid Cap Managed Volatility Fund–12

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$353,609,165	$—	$—	$353,609,165
Unaffiliated Investment Company	17,356,152	—	—	17,356,152
Total Investments	$370,965,317	$—	$—	$370,965,317
Derivatives:
Assets:
Futures Contracts	$ 6,967	$—	$—	$ 6,967
Liabilities:
Futures Contracts	$ (699,331)	$—	$—	$ (699,331)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$4,089,831	$4,644,618
Long-term capital gains	14,336,120	2,642,749
Total	$18,425,951	$7,287,367
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 908,264
Undistributed long-term capital gains	17,450,795
Net unrealized depreciation	(22,915,221)
Distributable earnings/(accumulated loss)	$ (4,556,162)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
At December 31, 2018, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP American Century Select Mid Cap Managed Volatility Fund–13

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	—	—
Service Class	6,899,632	8,529,706
Shares reinvested:
Standard Class	54	25
Service Class	1,365,266	542,212
	8,264,952	9,071,943
Shares redeemed:
Standard Class	—	—
Service Class	(3,084,189)	(3,346,694)
	(3,084,189)	(3,346,694)
Net increase	5,180,763	5,725,249
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP American Century Select Mid Cap Managed Volatility Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$6,967	Variation margin due to broker on futures contracts	$(678,307)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(21,024)
Total		$6,967		$(699,331)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP American Century Select Mid Cap Managed Volatility Fund–14

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,860,406	$(854,169)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(34,477)	(36,091)
Total		$1,825,929	$(890,260)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$15,891,395	$5,495,362
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Century Select Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP American Century Select Mid Cap Managed Volatility Fund–16

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Century Select Mid Cap Managed Volatility Fund–17

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP American Century Select Mid Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Mid-Cap Value funds category and a benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP American Century Select Mid Cap Managed Volatility Fund–18

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP American Century Select Mid Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP American Century Select Mid Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP American Century Select Mid Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP American Century Select Mid Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Century Select Mid Cap Managed Volatility Fund–23

LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Funds

LVIP American Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The fund returned (9.39)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI All Country World Index (net dividends)1, returned (9.42)%. The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
An eclectic mix of financials and consumer discretionary investments boosted the fund’s relative returns. Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, and was the top contributor to the fund’s relative returns. Investments in information technology were the biggest drag on relative results led by AAC Technologies Holdings, Tencent and Facebook, losing ground as a broad selloff continued in the formerly high-flying sector.
On a geographic basis, stocks of companies domiciled in the U.S., Germany and India were additive to relative results, while stocks of companies based in the U.K., China and Brazil lagged.
Despite market volatility, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,954. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $20,235. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Service Class II Shares
One Year	- 9.39%
Five Years	+ 5.25%
Inception (7/1/10)	+ 10.26%
1The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund
2018 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The fund returned (10.90)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)1, returned (14.39)%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.
Global stocks, as measured by the MSCI All Country World Index2, ended the year in negative territory hurt by slowing economic growth, increased volatility and higher interest rates in the U.S. While ongoing turmoil over the U.K.’s departure from the European Union weighed on European stocks, a combination of a stronger U.S. dollar and heightened U.S.-China trade frictions impacted emerging markets equities. Cyclical stocks posted the biggest losses, underscored by double-digit declines in the financials, industrials and materials sectors.
Fund holdings in the health care sector, which includes investments across multiple sub-segments from biotechnology and pharmaceuticals to life sciences tools and services, aided returns. Evolent Health contributed to the fund’s results as the benefits of value-based care gained support. However, the fund’s investments in consumer discretionary stocks, such as Tele Columbus and Melco International Development, hurt results amid market volatility and weak economic data from the Eurozone and China.
While investments in U.S. companies were additive to relative returns, investments in companies domiciled in Hong Kong detracted.
The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to revolutionize industries and benefit shareholders. Innovation at smaller health care companies, for example, helps facilitate breakthroughs and the biotechnology industry is an area of interest due to continuous improvements in drug research methods and approval processes. The fund also currently invests in nearly 300 companies diversified across geographies. Political uncertainty in both the U.S. and U.K. leads to some concerns about business confidence in the short term. As always, we maintain our commitment to investing for the long term and believe our rigorous bottom-up research into each potential equity investment can help achieve this goal.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,966. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $21,014. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Service Class II Shares
One Year	- 10.90%
Five Years	+ 2.90%
Inception (7/1/10)	+ 7.13%
1The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.
2 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–2

LVIP American Growth Fund
2018 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The fund returned (0.64)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38)%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.
Investments in the information technology and consumer discretionary sectors boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company ServiceNow. While Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments, ServiceNow benefited from increased demand for cloud services. Exposure to the energy sector detracted from fund results as oil prices plummeted on concerns of excess supply.
Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.4% in the third quarter, the fund’s portfolio managers are keeping a close watch on the impact of interest rate hikes on economic activity and the outlook for corporate profit growth in the U.S. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $29,130. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $28,768. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Service Class II Shares
One Year	- 0.64%
Five Years	+ 9.79%
Inception (7/1/10)	+ 13.40%
1The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund
2018 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The fund returned (2.15)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38)%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities declined for the first calendar year since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Energy and materials companies were further pressured by falling commodity prices. While growth-oriented stocks performed relatively better than defensive stocks, many companies experienced wild swings throughout the year.
Regarding the fund, investments in the consumer discretionary sector contributed the most to the fund’s relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings that beat analyst estimates thanks to its cloud and advertising segments. On the downside, investments in the energy sector, such as EOG Resources and Schlumberger, detracted from the fund’s results as oil prices plummeted on concerns of a glut.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $27,603. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $28,768. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Service Class II Shares
One Year	- 2.15%
Five Years	+ 8.14%
Inception (7/1/10)	+ 12.68%
1The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–4

LVIP American International Fund
2018 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The fund returned (13.50)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI ACWI ex USA Index (net dividends)1, returned (14.20)%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
In the fund, stocks in the financials sector generated the highest relative returns. Within the sector, HDFC Bank reported profit growth in the second quarter and AIA Group reported strong earnings for the first half of the year. On the flip side, investments in consumer staples companies were a drag on results. Within the sector, British American Tobacco hindered results amid pressure from competition and regulation.
The fund’s portfolio managers continue to monitor key indicators in advanced countries – from wage growth and inflation dynamics to the impact of technology and demographics on productivity – as they seek the flexibility to pivot to areas of opportunity. Our focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping us identify companies that we believe represent the best value over the long term.
Portfolio Managers:
Capital Research and Management CompanySM
(Investment Adviser to the Master Fund)
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/1/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,332. For comparison, look at how the MSCI ACWI ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,964. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Service Class II Shares
One Year	- 13.50%
Five Years	+ 1.63%
Inception (7/1/10)	+ 5.94%
1The MSCI All County World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

LVIP American Funds–5

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee reimbursements in effect for the LVIP American Global Small Capitalizaton Fund.
LVIP American Global Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Service Class II Shares	$1,000.00	$880.90	0.63%	$2.99
Hypothetical
Service Class II Shares	$1,000.00	$1,022.00	0.63%	$3.21
LVIP American Global Small Capitalization Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Service Class II Shares	$1,000.00	$854.70	0.65%	$3.04
Hypothetical
Service Class II Shares	$1,000.00	$1,021.90	0.65%	$3.31
LVIP American Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Service Class II Shares	$1,000.00	$906.50	0.63%	$3.03
Hypothetical
Service Class II Shares	$1,000.00	$1,022.00	0.63%	$3.21
LVIP American Growth-Income Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Service Class II Shares	$1,000.00	$920.80	0.61%	$2.95
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.61%	$3.11

LVIP American Funds–6

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American International Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Service Class II Shares	$1,000.00	$867.90	0.63%	$2.97
Hypothetical
Service Class II Shares	$1,000.00	$1,022.00	0.63%	$3.21

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Funds–7

LVIP American Global Growth Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®– Global Growth Fund Class 1	8,718,821	$ 224,422,461
		224,422,461
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	1	1
		1
Total Investment Companies (Cost $225,608,215)		224,422,462

TOTAL INVESTMENTS–100.05% (Cost $225,608,215)	224,422,462
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(121,541)
NET ASSETS APPLICABLE TO 13,110,003 SHARES OUTSTANDING–100.00%	$224,300,921
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($224,300,921 / 13,110,003 Shares)	$17.109
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$215,905,663
Distributable earnings/(accumulated loss)	8,395,258
TOTAL NET ASSETS	$224,300,921

★	Includes $363,761 payable for securities purchased, $16,313 other accrued expenses payable and $106,699 due to manager and affiliates as of December 31, 2018.
The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Funds can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–8

LVIP American Global Small Capitalization Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.07%
Global Equity Fund–100.07%
American Funds Insurance Series®– Global Small Capitalization Fund	3,122,940	$ 67,923,940
		67,923,940
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	16	16
		16
Total Investment Companies (Cost $60,430,187)		67,923,956

TOTAL INVESTMENTS–100.07% (Cost $60,430,187)	67,923,956
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(47,368)
NET ASSETS APPLICABLE TO 4,939,906 SHARES OUTSTANDING–100.00%	$67,876,588
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($67,876,588 / 4,939,906 Shares)	$13.740
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$59,492,950
Distributable earnings/(accumulated loss)	8,383,638
TOTAL NET ASSETS	$67,876,588

★	Includes $210,427 payable for securities purchased, $3,030 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $16,797 other accrued expenses payable and $34,111 due to manager and affiliates as of December 31, 2018.
The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Funds can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–9

LVIP American Growth Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth Fund	9,617,958	$ 672,872,358
Total Investment Company (Cost $637,235,813)		672,872,358

TOTAL INVESTMENTS–100.05% (Cost $637,235,813)	672,872,358
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(325,480)
NET ASSETS APPLICABLE TO 34,827,905 SHARES OUTSTANDING–100.00%	$672,546,878
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($672,546,878 / 34,827,905 Shares)	$19.311
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$582,833,487
Distributable earnings/(accumulated loss)	89,713,391
TOTAL NET ASSETS	$672,546,878

★	Includes $1,271,605 payable for securities purchased, $15,382 other accrued expenses payable and $314,389 due to manager and affiliates as of December 31, 2018.
The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Funds can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–10

LVIP American Growth-Income Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth-Income Fund	13,083,974	$ 593,881,564
Total Investment Company (Cost $565,592,126)		593,881,564

TOTAL INVESTMENTS–100.05% (Cost $565,592,126)	593,881,564
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(300,192)
NET ASSETS APPLICABLE TO 31,476,037 SHARES OUTSTANDING–100.00%	$593,581,372
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($593,581,372 / 31,476,037 Shares)	$18.858
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$536,432,045
Distributable earnings/(accumulated loss)	57,149,327
TOTAL NET ASSETS	$593,581,372

★	Includes $1,169,477 payable for securities purchased, $15,424 other accrued expenses payable and $288,464 due to manager and affiliates as of December 31, 2018.
The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Funds can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–11

LVIP American International Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.05%
International Equity Fund–100.05%
American Funds Insurance Series®– International Fund	12,142,838	$ 214,442,516
		214,442,516
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	40	40
		40
Total Investment Companies (Cost $217,163,836)		214,442,556

TOTAL INVESTMENTS–100.05% (Cost $217,163,836)	214,442,556
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(117,424)
NET ASSETS APPLICABLE TO 16,632,937 SHARES OUTSTANDING–100.00%	$214,325,132
NET ASSET VALUE PER SHARE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($214,325,132 / 16,632,937 Shares)	$12.886
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$213,978,763
Distributable earnings/(accumulated loss)	346,369
TOTAL NET ASSETS	$214,325,132

★	Includes $1,020,874 payable for securities purchased, $16,448 other accrued expenses payable and $102,385 due to manager and affiliates as of December 31, 2018.
The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Funds can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–12

LVIP American Funds
Statements of Operations
Year Ended December 31, 2018
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from investment companies	$ 2,287,345	$ 260,137	$ 4,889,128	$ 10,200,204	$ 4,598,241
EXPENSES:
Distribution fees-Service Class II	1,242,144	427,455	3,609,430	3,104,628	1,200,779
Shareholder servicing fees	65,495	22,539	190,315	163,699	63,314
Accounting and administration expenses	45,483	35,669	74,509	68,167	45,071
Reports and statements to shareholders	44,694	39,226	227,610	56,537	39,001
Professional fees	22,603	19,893	30,209	28,565	22,342
Trustees’ fees and expenses	7,318	2,645	21,161	18,129	7,097
Consulting fees	1,863	1,798	2,074	2,025	1,863
Custodian fees	140	216	70	330	138
Other	2,064	1,776	5,990	6,145	2,405
	1,431,804	551,217	4,161,368	3,448,225	1,382,010
Less:
Expenses reimbursed	—	(46,043)	—	—	—
Total operating expenses	1,431,804	505,174	4,161,368	3,448,225	1,382,010
NET INVESTMENT INCOME (LOSS)	855,541	(245,037)	727,760	6,751,979	3,216,231
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of investment companies	(872,125)	109,918	(1,132,551)	(633,647)	(981,570)
Distributions from investment companies	15,187,595	3,429,758	63,058,744	37,122,189	10,241,154
Net realized gain	14,315,470	3,539,676	61,926,193	36,488,542	9,259,584
Net change in unrealized appreciation (depreciation) of investments	(39,676,929)	(11,371,154)	(75,838,952)	(62,802,589)	(44,952,875)
NET REALIZED AND UNREALIZED LOSS	(25,361,459)	(7,831,478)	(13,912,759)	(26,314,047)	(35,693,291)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,505,918)	$ (8,076,515)	$(13,184,999)	$(19,562,068)	$(32,477,060)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–13

LVIP American Funds
Statements of Changes in Net Assets
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 855,541	$ 580,871	$ (245,037)	$ 11,373	$ 727,760	$ 850,509
Net realized gain	14,315,470	4,443,016	3,539,676	129,856	61,926,193	43,063,859
Net change in unrealized appreciation (depreciation)	(39,676,929)	35,973,920	(11,371,154)	16,203,834	(75,838,952)	66,794,697
Net increase (decrease) in net assets resulting from operations	(24,505,918)	40,997,807	(8,076,515)	16,345,063	(13,184,999)	110,709,065
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Service Class II	(6,438,460)	(10,009,650)	(616,436)	(11,064,015)	(44,986,095)	(31,855,528)
	(6,438,460)	(10,009,650)	(616,436)	(11,064,015)	(44,986,095)	(31,855,528)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	81,950,668	56,589,184	10,702,250	7,958,552	194,000,458	144,120,085
Reinvestment of dividends and distributions:
Service Class II	6,438,460	10,009,650	616,436	11,064,015	44,986,095	31,855,528
Cost of shares redeemed:
Service Class II	(29,608,626)	(22,920,994)	(13,196,906)	(12,133,492)	(76,395,580)	(49,747,502)
Increase (decrease) in net assets derived from capital share transactions	58,780,502	43,677,840	(1,878,220)	6,889,075	162,590,973	126,228,111
NET INCREASE (DECREASE) IN NET ASSETS	27,836,124	74,665,997	(10,571,171)	12,170,123	104,419,879	205,081,648
NET ASSETS:
Beginning of year	196,464,797	121,798,800	78,447,759	66,277,636	568,126,999	363,045,351
End of year	$224,300,921	$ 196,464,797	$ 67,876,588	$ 78,447,759	$672,546,878	$ 568,126,999
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 8 in Notes to Financial Statements.
Net investment income:
Service Class II		$ (588,385)		$ (11,375)		$ (1,982,527)
Net realized gain:
Service Class II		(9,421,265)		(11,052,640)		(29,873,001)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–14

LVIP American Funds
Statements of Changes in Net Assets (continued)
	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 6,751,979	$ 4,769,592	$ 3,216,231	$ 1,632,673
Net realized gain	36,488,542	24,391,448	9,259,584	1,831,777
Net change in unrealized appreciation (depreciation)	(62,802,589)	49,098,901	(44,952,875)	41,735,036
Net increase (decrease) in net assets resulting from operations	(19,562,068)	78,259,941	(32,477,060)	45,199,486
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Service Class II	(33,277,893)	(35,839,349)	(8,191,671)	(12,644,079)
	(33,277,893)	(35,839,349)	(8,191,671)	(12,644,079)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	186,836,825	128,465,676	69,758,023	42,612,992
Reinvestment of dividends and distributions:
Service Class II	33,277,893	35,839,349	8,191,671	12,644,079
Cost of shares redeemed:
Service Class II	(59,611,677)	(38,783,086)	(24,962,653)	(27,348,183)
Increase (decrease) in net assets derived from capital share transactions	160,503,041	125,521,939	52,987,041	27,908,888
NET INCREASE (DECREASE) IN NET ASSETS	107,663,080	167,942,531	12,318,310	60,464,295
NET ASSETS:
Beginning of year	485,918,292	317,975,761	202,006,822	141,542,527
End of year	$593,581,372	$485,918,292	$214,325,132	$202,006,822
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 8 in Notes to Financial Statements.
Net investment income:
Service Class II		$ (5,087,737)		$ (1,696,847)
Net realized gain:
Service Class II		(30,751,612)		(10,947,232)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–15

LVIP American Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Fund Service Class II
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 19.410	$ 15.711	$ 17.092	$ 17.617	$ 17.456
Income (loss) from investment operations:
Net investment income[1]	0.075	0.067	0.090	0.139	0.152
Net realized and unrealized gain (loss)	(1.847)	4.747	(0.013)	0.946	0.175
Total from investment operations	(1.772)	4.814	0.077	1.085	0.327
Less dividends and distributions from:
Net investment income	(0.138)	(0.058)	(0.146)	(0.255)	(0.159)
Net realized gain	(0.391)	(1.057)	(1.312)	(1.355)	(0.007)
Total dividends and distributions	(0.529)	(1.115)	(1.458)	(1.610)	(0.166)
Net asset value, end of period	$ 17.109	$ 19.410	$ 15.711	$ 17.092	$ 17.617
Total return[2]	(9.39%)	30.99%	0.24%	6.57%	1.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$224,301	$196,465	$121,799	$120,877	$93,841
Ratio of expenses to average net assets[3]	0.63%	0.64%	0.62%	0.62%	0.64%
Ratio of net investment income to average net assets	0.38%	0.36%	0.55%	0.76%	0.87%
Portfolio turnover	4%	4%	15%	8%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–16

LVIP American Global Small Capitalization Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Small Capitalization Fund Service Class II
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 15.561	$ 14.540	$ 15.433	$ 15.556	$ 15.314
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.050)	0.002	(0.022)	(0.107)	(0.047)
Net realized and unrealized gain (loss)	(1.644)	3.541	0.300	0.086	0.306
Total from investment operations	(1.694)	3.543	0.278	(0.021)	0.259
Less dividends and distributions from:
Net investment income	(0.107)	(0.002)	(0.018)	(0.035)	—
Net realized gain	(0.020)	(2.520)	(1.153)	(0.067)	(0.017)
Total dividends and distributions	(0.127)	(2.522)	(1.171)	(0.102)	(0.017)
Net asset value, end of period	$ 13.740	$ 15.561	$ 14.540	$ 15.433	$ 15.556
Total return[2]	(10.90%)	25.42%	1.68%	(0.15%)	1.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 67,877	$ 78,448	$ 66,278	$ 71,559	$ 70,830
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.71%	0.70%	0.67%	0.66%	0.67%
Ratio of net investment income (loss) to average net assets	(0.31%)	0.02%	(0.15%)	(0.65%)	(0.30%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.37%)	(0.03%)	(0.17%)	(0.66%)	(0.32%)
Portfolio turnover	12%	6%	15%	14%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–17

LVIP American Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Fund Service Class II
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 20.735	$ 17.307	$ 19.682	$ 19.398	$ 18.116
Income from investment operations:
Net investment income[1]	0.024	0.036	0.081	0.053	0.165
Net realized and unrealized gain	0.027	4.700	1.559	1.158	1.309
Total from investment operations	0.051	4.736	1.640	1.211	1.474
Less dividends and distributions from:
Net investment income	(0.082)	(0.073)	(0.073)	(0.052)	(0.180)
Net realized gain	(1.393)	(1.235)	(3.942)	(0.875)	(0.012)
Total dividends and distributions	(1.475)	(1.308)	(4.015)	(0.927)	(0.192)
Net asset value, end of period	$ 19.311	$ 20.735	$ 17.307	$ 19.682	$ 19.398
Total return[2]	(0.64%)	27.83%	9.10%	6.47%	8.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$672,547	$568,127	$363,045	$335,523	$315,752
Ratio of expenses to average net assets[3]	0.63%	0.64%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	0.11%	0.18%	0.43%	0.27%	0.88%
Portfolio turnover	4%	2%	8%	8%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–18

LVIP American Growth-Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth-Income Fund Service Class II
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 20.367	$ 18.186	$ 19.032	$ 19.921	$ 18.273
Income (loss) from investment operations:
Net investment income[1]	0.253	0.238	0.220	0.206	0.191
Net realized and unrealized gain (loss)	(0.592)	3.659	1.787	(0.020)	1.686
Total from investment operations	(0.339)	3.897	2.007	0.186	1.877
Less dividends and distributions from:
Net investment income	(0.293)	(0.216)	(0.298)	(0.263)	(0.211)
Net realized gain	(0.877)	(1.500)	(2.555)	(0.812)	(0.018)
Total dividends and distributions	(1.170)	(1.716)	(2.853)	(1.075)	(0.229)
Net asset value, end of period	$ 18.858	$ 20.367	$ 18.186	$ 19.032	$ 19.921
Total return[2]	(2.15%)	21.95%	11.16%	1.12%	10.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$593,581	$485,918	$317,976	$285,452	$262,235
Ratio of expenses to average net assets[3]	0.61%	0.61%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	1.20%	1.20%	1.17%	1.03%	1.00%
Portfolio turnover	3%	2%	8%	6%	7%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–19

LVIP American International Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American International Fund Service Class II
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 15.486	$ 12.634	$ 13.115	$ 13.985	$ 14.566
Income (loss) from investment operations:
Net investment income[1]	0.222	0.141	0.131	0.170	0.158
Net realized and unrealized gain (loss)	(2.304)	3.809	0.308	(0.846)	(0.594)
Total from investment operations	(2.082)	3.950	0.439	(0.676)	(0.436)
Less dividends and distributions from:
Net investment income	(0.390)	(0.131)	(0.133)	(0.192)	(0.125)
Net realized gain	(0.128)	(0.967)	(0.787)	(0.002)	(0.020)
Total dividends and distributions	(0.518)	(1.098)	(0.920)	(0.194)	(0.145)
Net asset value, end of period	$ 12.886	$ 15.486	$ 12.634	$ 13.115	$ 13.985
Total return[2]	(13.50%)	31.65%	3.15%	(4.84%)	(3.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 214,325	$202,007	$141,543	$144,162	$145,005
Ratio of expenses to average net assets[3]	0.63%	0.63%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	1.47%	0.96%	1.02%	1.19%	1.08%
Portfolio turnover	4%	7%	11%	6%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–20

LVIP American Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.
The investment objective of the LVIP American Growth Fund is growth of capital.
The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2018, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Funds–21

LVIP American Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees.
To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:
Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%
The fee is calculated daily and paid monthly. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. For the year ended December 31, 2018, no advisory fees were charged to the Funds.
LIAC has contractually agreed to reimburse the LVIP American Global Small Capitalization Fund to the extent that the Fund’s annual operating expenses (excluding Distribution fees and Underlying Funds’ fees and expenses) exceed 0.10% of the average daily net assets. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administrative	$12,598	$4,524	$36,433	$31,243	$12,272
Legal	2,545	938	7,321	6,261	2,464
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2018, these fees were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Printing and mailing	$40,548	$36,276	$219,864	$49,714	$34,885
The Funds currently offer one class of shares: Service Class II. The Service Class II shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class II shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.55% of the average daily net assets of the Service Class II shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP American Funds–22

LVIP American Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement receivable from LIAC	$ —	$ 3,030	$ —	$ —	$ —
Distribution fees payable to LFD	105,255	32,066	316,011	277,210	100,069
Printing and mailing fees payable to Lincoln Life	(4,106)	354	(18,284)	(3,362)	(2,960)
Shareholder servicing fees payable to Lincoln Life	5,550	1,691	16,662	14,616	5,276
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$76,633,894	$9,697,337	$204,454,064	$187,839,134	$67,598,666
Sales	8,239,476	9,006,318	23,032,413	16,693,043	9,342,345
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Funds were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$230,278,678	$62,533,062	$644,183,480	$571,591,558	$221,297,483
Aggregate unrealized appreciation of investments	$ —	$ 5,390,894	$ 28,688,878	$ 22,290,006	$ —
Aggregate unrealized depreciation of investments	(5,856,216)	—	—	—	(6,854,927)
Net unrealized appreciation/ (depreciation) of investments	$ (5,856,216)	$ 5,390,894	$ 28,688,878	$ 22,290,006	$ (6,854,927)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP American Funds–23

LVIP American Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investments:
Assets:
Investment Companies	$224,422,462	$67,923,956	$672,872,358	$593,881,564	$214,442,556
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2018
Ordinary income	$ 1,769,838	$ 510,825	$ 3,004,284	$ 9,010,836	$ 6,269,876
Long-term capital gains	4,668,622	105,611	41,981,811	24,267,057	1,921,795
Total	$ 6,438,460	$ 616,436	$44,986,095	$33,277,893	$ 8,191,671
Year ended December 31, 2017
Ordinary income	$ 588,385	$ 31,255	$ 1,988,022	$ 5,087,737	$ 1,704,777
Long-term capital gains	9,421,265	11,032,760	29,867,506	30,751,612	10,939,302
Total	$10,009,650	$11,064,015	$31,855,528	$35,839,349	$12,644,079
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed ordinary income	$ 1,139	$ —	$ 20,535	$ —	$ 12,176
Undistributed long-term capital gains	14,250,335	2,992,744	61,003,978	34,859,321	7,189,120
Net unrealized appreciation (depreciation)	(5,856,216)	5,390,894	28,688,878	22,290,006	(6,854,927)
Distributable earnings/(accumulated loss)	$ 8,395,258	$8,383,638	$89,713,391	$57,149,327	$ 346,369
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
LVIP American Funds–24

LVIP American Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Service Class II	4,150,732	3,089,464	683,556	506,075	8,862,506	7,331,606
Shares reinvested:
Service Class II	338,886	539,375	44,313	753,614	2,033,753	1,625,184
	4,489,618	3,628,839	727,869	1,259,689	10,896,259	8,956,790
Shares redeemed:
Service Class II	(1,501,423)	(1,259,243)	(829,409)	(776,590)	(3,467,545)	(2,534,375)
Net increase (decrease)	2,988,195	2,369,596	(101,540)	483,099	7,428,714	6,422,415

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Service Class II	8,823,791	6,498,661	4,625,413	2,858,808
Shares reinvested:
Service Class II	1,602,755	1,839,332	622,667	845,551
	10,426,546	8,337,993	5,248,080	3,704,359
Shares redeemed:
Service Class II	(2,808,584)	(1,964,575)	(1,659,683)	(1,862,957)
Net increase (decrease)	7,617,962	6,373,418	3,588,397	1,841,402
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Funds–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of the LVIP American Funds
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP American Funds–26

LVIP American Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the LVIP American Growth Fund, the LVIP American Growth-Income Fund, the LVIP American International Fund, LVIP American Global Growth Fund and the LVIP American Global Small Capitalization Fund (collectively, the “LVIP American Funds”) each invests all of its assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangement. Since Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds, the Board considered Capital Research and Management Company’s good investment management reputation. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Service II class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods ended March 31, 2018. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying fund. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the three and five year periods and was above the return of the benchmark index and below the Morningstar peer group median for the one year period. The Board concluded that the services provided by LIAC were satisfactory.
LVIP American Funds–27

LVIP American Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP American Growth-Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American International Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Large Stock funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Small Capitalization Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Small/Mid Stock funds category and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s total return was below the Morningstar peer group median and above the benchmark index for the one year period, was equal to the return of the Morningstar peer group median and below the benchmark index for the three year period and was below the return of the Morningstar peer group median and the benchmark index for the five year period. The Board noted LIAC’s view that underperformance of the underlying fund as compared to the benchmark index for the three and five year periods was primarily attributable to underperformance of active management compared to passive management as well as stock selection in the pharmaceutical and biotechnology sectors. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee conditioned on the master-feeder relationship and that LIAC had implemented an operating expense limitation for the LVIP American Global Small Capitalization Fund through April 30, 2019 as well as the Fund’s asset level and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall, and noted that LIAC does not currently charge the Funds a management fee, and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP American Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP American Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP American Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Funds–32

LVIP American Global Allocation Managed Risk Funds
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Global Allocation Managed Risk Funds

LVIP American Global Allocation Managed Risk Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Allocation Managed Risk Funds
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP American Global Balanced Allocation Managed Risk Fund returned (3.06)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Balanced Blended Composite1, returned (3.96)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 0.01%.
The LVIP American Global Growth Allocation Managed Risk Fund returned (3.96)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Growth Blended Composite3, returned (6.00)% and its broad-based benchmark index, the Russell 1000® Index4, returned (4.78)%.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP American Global Allocation Managed Risk Funds are designed to give broad exposure to global equities and fixed income securities by investing in American Funds Insurance Series and
American Funds retail funds, which have investment processes that emphasize superior stock selection based on bottom up fundamental research. From a return standpoint, fixed income generally outperformed U.S. and non-U.S. equity on a relative basis. The equity portion of the LVIP American Global Allocation Managed Risk Funds generally outperformed the equity portion of their composite benchmarks on a relative basis during 2018, as strong performance from underlying funds that maintained exposures to growth equities offset underperformance from allocations to value and non-U.S. markets. The fixed income allocations within the LVIP American Global Allocation Managed Risk Funds delivered varied returns in 2018. The Funds’ allocations to short and intermediate domestic bonds contributed to returns while exposures to high yield and non-U.S. detracted.
The risk management overlay of the LVIP Managed Risk American Global Allocation Funds had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Global Allocation Managed Risk Funds–1

LVIP American Global Allocation Managed Risk Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP American Global Balanced Allocation Managed Risk Fund
Growth of $10,000 invested 3/16/12 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Balanced Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,702 for the Standard Class shares and to $13,381 for the Service Class shares. For comparison, look at how the Balanced Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,395 and $11,569, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 3.06%
Five Years	+ 3.26%
Inception (3/16/12)	+ 4.74%
Service Class Shares
One Year	- 3.39%
Five Years	+ 2.90%
Inception (3/16/12)	+ 4.38%
LVIP American Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 3/16/12 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,010 for the Standard Class shares and to $13,683 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $15,377 and $20,422, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective May 1, 2018, the primary benchmark for the LVIP American Global Growth Allocation Managed Risk Fund changed from the Wilshire 5000 Total Market Index5 to the Russell 1000® Index in order to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the Wilshire 5000 Total Market Index would have increased to $20,244.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 3.96%
Five Years	+ 2.85%
Inception (3/16/12)	+ 5.09%
Service Class Shares
One Year	- 4.30%
Five Years	+ 2.49%
Inception (3/16/12)	+ 4.72%

LVIP American Global Allocation Managed Risk Funds–2

LVIP American Global Allocation Managed Risk Funds
2018 Annual Report Commentary (unaudited) (continued)
1. The Balanced Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 50% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 1000® Index, 13% MSCI EAFE® NR Index, 7% Russell Midcap® Index, 3% Russell 2000® Index, and 2% MSCI Emerging Markets NR Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.
3. The Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
4. Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
5. The Wilshire 5000 Total Market IndexSM consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.
LVIP American Global Allocation Managed Risk Funds–3

LVIP American Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
LVIP American Global Balanced Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$966.20	0.30%	$1.49
Service Class Shares	1,000.00	964.40	0.65%	3.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.31
LVIP American Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$949.40	0.30%	$1.47
Service Class Shares	1,000.00	947.80	0.65%	3.19
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.31

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Global Allocation Managed Risk Funds–4

LVIP American Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2018
LVIP American Global Balanced Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	3.88%
Investment Company	3.88%
Fixed Income Fund	3.88%
Unaffiliated Investments	96.05%
Investment Companies	96.05%
Asset Allocation Fund	14.93%
Equity Funds	25.27%
Fixed Income Funds	38.63%
Global Equity Funds	3.93%
Global Fixed Income Fund	1.95%
International Equity Funds	8.96%
Money Market Fund	2.38%
Total Investments	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%
LVIP American Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	7.73%
Investment Companies	7.73%
Fixed Income Fund	2.73%
International Equity Fund	5.00%
Unaffiliated Investments	90.59%
Investment Companies	90.59%
Asset Allocation Fund	10.96%
Equity Funds	33.07%
Fixed Income Funds	21.86%
Global Equity Funds	6.85%
International Equity Funds	15.92%
Money Market Fund	1.93%
Total Investments	98.32%
Receivables and Other Assets Net of Liabilities	1.68%
Total Net Assets	100.00%
LVIP American Global Allocation Managed Risk Funds–5

LVIP American Global Balanced Allocation Managed Risk Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–3.88%
INVESTMENT COMPANY–3.88%
Fixed Income Fund–3.88%
✢American Funds Insurance Series®– Mortgage Fund	6,429,115	$ 66,219,888
Total Affiliated Investment (Cost $67,113,507)		66,219,888

UNAFFILIATED INVESTMENTS–96.05%
INVESTMENT COMPANIES–96.05%
Asset Allocation Fund–14.93%
✧American Funds®– Capital Income Builder	4,534,140	255,362,739
		255,362,739
Equity Funds–25.27%
✧American Funds®– American Mutual Fund	3,994,470	149,832,579
✢American Funds Insurance Series®-
Growth Fund	2,370,638	165,849,873
Growth-Income Fund	2,565,152	116,432,235
		432,114,687
Fixed Income Funds–38.63%
✧American Funds®-
High-Income Trust	3,348,289	32,110,089
Intermediate Bond Fund of America	11,269,072	148,977,138
✢American Funds Insurance Series®-
Bond Fund	41,041,342	429,702,850
U.S. Government/AAA-Rated Securities Fund	4,167,736	49,762,769
		660,552,846
Global Equity Funds–3.93%
✢American Funds Insurance Series®-
Global Growth & Income Fund	1,299,650	16,921,445
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Funds (continued)
✢American Funds Insurance Series®- (continued)
Global Small Capitalization Fund	2,307,384	$ 50,185,605
		67,107,050
Global Fixed Income Fund–1.95%
✢American Funds Insurance Series®– Global Bond Fund	2,919,010	33,335,093
		33,335,093
International Equity Funds–8.96%
✧American Funds®-
New Perspective Fund	1,343,787	50,607,022
New World Fund	598,878	34,303,731
✢American Funds Insurance Series®– International Fund	3,871,104	68,363,690
		153,274,443
Money Market Fund–2.38%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	40,655,539	40,655,539
		40,655,539
Total Unaffiliated Investments (Cost $1,660,021,737)		1,642,402,397
TOTAL INVESTMENTS–99.93% (Cost $1,727,135,244)	1,708,622,285
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	1,274,276
NET ASSETS APPLICABLE TO 155,319,353 SHARES OUTSTANDING–100.00%	$1,709,896,561

✢ Class 1 shares.
✧ Class R-6 shares.

LVIP American Global Allocation Managed Risk Funds–6

LVIP American Global Balanced Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(10)	Australian Dollar	$ (705,200)	$ (702,692)	3/18/19	$ —	$ (2,508)
(17)	British Pound	(1,358,938)	(1,348,337)	3/18/19	—	(10,601)
(15)	Euro	(2,160,469)	(2,160,432)	3/18/19	—	(37)
(16)	Japanese Yen	(1,834,200)	(1,814,225)	3/18/19	—	(19,975)
(2)	Swedish Krona	(453,080)	(446,078)	3/18/19	—	(7,002)
					—	(40,123)
Equity Contracts:
(44)	E-mini MSCI Emerging Markets Index	(2,126,960)	(2,102,537)	3/15/19	—	(24,423)
(18)	E-mini Russell 2000 Index	(1,214,100)	(1,179,162)	3/15/19	—	(34,938)
(148)	E-mini S&P 500 Index	(18,538,480)	(18,154,864)	3/15/19	—	(383,616)
(14)	E-mini S&P MidCap 400 Index	(2,327,080)	(2,255,540)	3/15/19	—	(71,540)
(65)	Euro STOXX 50 Index	(2,214,849)	(2,189,758)	3/15/19	—	(25,091)
(17)	FTSE 100 Index	(1,442,885)	(1,419,861)	3/15/19	—	(23,024)
(24)	OMXS 30 Index	(381,341)	(380,036)	1/18/19	—	(1,305)
(7)	SPI 200 Index	(587,534)	(588,586)	3/21/19	1,052	—
(13)	Topix Index	(1,771,406)	(1,766,882)	3/7/19	—	(4,524)
					1,052	(568,461)
Interest Rate Contract:
781	U.S. Treasury 5 yr Notes	89,570,938	88,567,836	3/29/19	1,003,102	—
Total Futures Contracts					$1,004,154	$(608,584)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–7

LVIP American Global Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–7.73%
INVESTMENT COMPANIES–7.73%
Fixed Income Fund–2.73%
✢American Funds Insurance Series®– Mortgage Fund	8,870,461	$ 91,365,744
		91,365,744
International Equity Fund–5.00%
✢American Funds Insurance Series®– New World Fund	7,974,088	167,296,374
		167,296,374
Total Affiliated Investments (Cost $254,510,099)		258,662,118

UNAFFILIATED INVESTMENTS–90.59%
INVESTMENT COMPANIES–90.59%
Asset Allocation Fund–10.96%
✧American Funds®– Capital Income Builder	6,509,011	366,587,480
		366,587,480
Equity Funds–33.07%
✧American Funds®– American Mutual Fund	9,554,904	358,404,443
✢American Funds Insurance Series®-
Growth Fund	5,565,636	389,371,888
Growth-Income Fund	7,906,592	358,880,207
		1,106,656,538
Fixed Income Funds–21.86%
✧American Funds®-
Bond Fund of America	36,393,453	457,465,696
Intermediate Bond Fund of America	16,107,805	212,945,183
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✢American Funds Insurance Series®– U.S. Government/AAA-Rated Securities Fund	5,102,060	$ 60,918,598
		731,329,477
Global Equity Funds–6.85%
✢American Funds Insurance Series®-
Global Growth & Income Fund	5,061,466	65,900,294
Global Small Capitalization Fund	7,512,810	163,403,609
		229,303,903
International Equity Funds–15.92%
✧American Funds®– New Perspective Fund	5,259,091	198,057,387
✢American Funds Insurance Series®– International Fund	18,956,715	334,775,583
		532,832,970
Money Market Fund–1.93%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	64,435,828	64,435,828
		64,435,828
Total Unaffiliated Investments (Cost $3,047,183,234)		3,031,146,196
TOTAL INVESTMENTS–98.32% (Cost $3,301,693,333)	3,289,808,314
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.68%	56,205,282
NET ASSETS APPLICABLE TO 286,213,002 SHARES OUTSTANDING–100.00%	$3,346,013,596

✢ Class 1 shares.
✧ Class R-6 shares.

LVIP American Global Allocation Managed Risk Funds–8

LVIP American Global Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(315)	Australian Dollar	$ (22,213,800)	$ (22,476,753)	3/18/19	$ 262,953	$ —
(614)	British Pound	(49,081,625)	(48,706,715)	3/18/19	—	(374,910)
(533)	Euro	(76,768,656)	(76,511,611)	3/18/19	—	(257,045)
(519)	Japanese Yen	(59,496,863)	(58,346,179)	3/18/19	—	(1,150,684)
(63)	Swedish Krona	(14,272,020)	(14,025,570)	3/18/19	—	(246,450)
					262,953	(2,029,089)
Equity Contracts:
(2,292)	E-mini MSCI Emerging Markets Index	(110,795,280)	(111,186,751)	3/15/19	391,471	—
(613)	E-mini Russell 2000 Index	(41,346,850)	(42,283,875)	3/15/19	937,025	—
(4,501)	E-mini S&P 500 Index	(563,795,260)	(573,817,239)	3/15/19	10,021,979	—
(416)	E-mini S&P MidCap 400 Index	(69,147,520)	(70,665,518)	3/15/19	1,517,998	—
(2,113)	Euro STOXX 50 Index	(71,999,619)	(72,830,909)	3/15/19	831,290	—
(545)	FTSE 100 Index	(46,257,202)	(46,219,808)	3/15/19	—	(37,394)
(850)	OMXS 30 Index	(13,505,804)	(13,719,195)	1/18/19	213,391	—
(226)	SPI 200 Index	(22,130,425)	(21,841,209)	3/21/19	—	(289,216)
(447)	Topix Index	(60,909,128)	(62,208,781)	3/7/19	1,299,653	—
					15,212,807	(326,610)
Interest Rate Contract:
10,853	U.S. Treasury 5 yr Notes	1,244,703,437	1,234,551,618	3/29/19	10,151,819	—
Total Futures Contracts					$25,627,579	$(2,355,699)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–9

LVIP American Global Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2018
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
ASSETS:
Unaffiliated investments, at value	$1,642,402,397	$3,031,146,196
Affiliated investments, at value	66,219,888	258,662,118
Cash collateral held at broker for futures contracts	2,192,184	61,961,197
Dividends and interest receivable	527,110	1,794,534
Receivable for securities sold	364,315	404,920
Receivable for fund shares sold	322,603	106,708
Variation margin due from broker on futures contracts	213,138	—
Prepaid expenses	12,180	23,960
TOTAL ASSETS	1,712,253,815	3,354,099,633
LIABILITIES:
Due to manager and affiliates	921,267	1,805,508
Payable for fund shares redeemed	556,725	1,430,606
Payable for securities purchased	493,713	1,777,867
Due to custodian	364,315	404,920
Other accrued expenses payable	21,234	20,333
Variation margin due to broker on futures contracts	—	2,646,803
TOTAL LIABILITIES	2,357,254	8,086,037
TOTAL NET ASSETS	$1,709,896,561	$3,346,013,596
Unaffiliated investments, at cost	$1,660,021,737	$3,047,183,234
Affiliated investments, at cost	67,113,507	254,510,099
Standard Class:
Net Assets	$ 414,289	$ 855,630
Shares Outstanding	37,629	73,183
Net Asset Value Per Share	$ 11.010	$ 11.692
Service Class:
Net Assets	$1,709,482,272	$3,345,157,966
Shares Outstanding	155,281,724	286,139,819
Net Asset Value Per Share	$ 11.009	$ 11.691
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,636,863,180	$3,104,558,839
Distributable earnings/(accumulated loss)	73,033,381	241,454,757
TOTAL NET ASSETS	$1,709,896,561	$3,346,013,596
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–10

LVIP American Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2018
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 39,672,136	$ 59,517,541
Dividends from affiliated investments	1,521,312	4,163,725
Interest	445	31,743
	41,193,893	63,713,009
EXPENSES:
Distribution fees-Service Class	6,565,703	12,907,760
Management fees	4,691,156	9,222,068
Shareholder servicing fees	544,174	1,069,760
Accounting and administration expenses	160,958	287,130
Trustees’ fees and expenses	61,919	121,812
Reports and statements to shareholders	59,370	78,425
Professional fees	55,535	85,126
Custodian fees	19,798	29,989
Consulting fees	4,866	5,952
Pricing fees	29	33
Other	19,888	37,142
Total operating expenses	12,183,396	23,845,197
NET INVESTMENT INCOME	29,010,497	39,867,812
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(371,889)	(189,697)
Sale of unaffiliated investments	78,055,028	187,454,798
Distributions from affiliated investments	—	4,901,530
Distributions from unaffiliated investments	30,931,087	89,890,801
Foreign currencies	1,294	3,024
Futures contracts	(1,485,827)	(6,423,633)
Net realized gain	107,129,693	275,636,823
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(841,703)	(34,767,689)
Unaffiliated investments	(195,916,337)	(452,593,929)
Foreign currencies	(310)	39,520
Futures contracts	476,069	23,449,433
Net change in unrealized appreciation (depreciation)	(196,282,281)	(463,872,665)
NET REALIZED AND UNREALIZED LOSS	(89,152,588)	(188,235,842)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (60,142,091)	$(148,368,030)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–11

LVIP American Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 29,010,497	$ 27,451,744	$ 39,867,812	$ 42,193,017
Net realized gain	107,129,693	50,079,119	275,636,823	124,648,162
Net change in unrealized appreciation (depreciation)	(196,282,281)	137,731,379	(463,872,665)	395,512,772
Net increase (decrease) in net assets resulting from operations	(60,142,091)	215,262,242	(148,368,030)	562,353,951
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(16,643)	(15,296)	(29,601)	(14,820)
Service Class	(63,339,492)	(34,750,667)	(104,925,768)	(50,639,691)
	(63,356,135)	(34,765,963)	(104,955,369)	(50,654,511)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	190	244	21,531	253,035
Service Class	47,491,778	84,405,346	88,875,635	91,258,443
Reinvestment of dividends and distributions:
Standard Class	16,643	15,296	29,601	14,820
Service Class	63,339,492	34,750,667	104,925,768	50,639,691
	110,848,103	119,171,553	193,852,535	142,165,989
Cost of shares redeemed:
Standard Class	(300,797)	(14,413)	(27,766)	(351,731)
Service Class	(229,585,292)	(295,751,182)	(393,923,935)	(543,359,448)
	(229,886,089)	(295,765,595)	(393,951,701)	(543,711,179)
Decrease in net assets derived from capital share transactions	(119,037,986)	(176,594,042)	(200,099,166)	(401,545,190)
NET INCREASE (DECREASE) IN NET ASSETS	(242,536,212)	3,902,237	(453,422,565)	110,154,250
NET ASSETS:
Beginning of year	1,952,432,773	1,948,530,536	3,799,436,161	3,689,281,911
End of year	$1,709,896,561	$1,952,432,773	$3,346,013,596	$3,799,436,161
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (15,296)		$ (14,820)
Service Class		(34,750,667)		(50,639,691)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–12

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.817	$ 10.770	$ 10.503	$ 11.223	$ 11.066
Income (loss) from investment operations:
Net investment income[2]	0.224	0.202	0.200	0.199	0.241
Net realized and unrealized gain (loss)	(0.578)	1.099	0.287	(0.434)	0.366
Total from investment operations	(0.354)	1.301	0.487	(0.235)	0.607
Less dividends and distributions from:
Net investment income	(0.234)	(0.254)	(0.220)	(0.314)	(0.232)
Net realized gain	(0.219)	—	—	(0.120)	(0.218)
Return of capital	—	—	—	(0.051)	—
Total dividends and distributions	(0.453)	(0.254)	(0.220)	(0.485)	(0.450)
Net asset value, end of period	$ 11.010	$ 11.817	$ 10.770	$ 10.503	$ 11.223
Total return[3]	(3.06%)	12.08%	4.64%	(2.10%)	5.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 414	$ 727	$ 662	$ 567	$ 553
Ratio of expenses to average net assets[4]	0.30%	0.29%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets	1.90%	1.76%	1.86%	1.77%	2.11%
Portfolio turnover	27%	22%	22%	20%	12%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–13

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.812	$ 10.767	$ 10.501	$ 11.221	$ 11.065
Income (loss) from investment operations:
Net investment income[2]	0.182	0.161	0.162	0.159	0.201
Net realized and unrealized gain (loss)	(0.575)	1.098	0.287	(0.433)	0.365
Total from investment operations	(0.393)	1.259	0.449	(0.274)	0.566
Less dividends and distributions from:
Net investment income	(0.191)	(0.214)	(0.183)	(0.275)	(0.192)
Net realized gain	(0.219)	—	—	(0.120)	(0.218)
Return of capital	—	—	—	(0.051)	—
Total dividends and distributions	(0.410)	(0.214)	(0.183)	(0.446)	(0.410)
Net asset value, end of period	$ 11.009	$ 11.812	$ 10.767	$ 10.501	$ 11.221
Total return[3]	(3.39%)	11.69%	4.27%	(2.45%)	5.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,709,482	$1,951,706	$1,947,869	$1,994,330	$1,885,717
Ratio of expenses to average net assets[4]	0.65%	0.64%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	1.55%	1.41%	1.51%	1.42%	1.77%
Portfolio turnover	27%	22%	22%	20%	12%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–14

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.594	$ 10.967	$ 10.803	$ 11.574	$ 11.648
Income (loss) from investment operations:
Net investment income[2]	0.179	0.177	0.176	0.190	0.232
Net realized and unrealized gain (loss)	(0.666)	1.662	0.182	(0.555)	0.069
Total from investment operations	(0.487)	1.839	0.358	(0.365)	0.301
Less dividends and distributions from:
Net investment income	(0.196)	(0.212)	(0.194)	(0.264)	(0.232)
Net realized gain	(0.219)	—	—	(0.027)	(0.143)
Return of capital	—	—	—	(0.115)	—
Total dividends and distributions	(0.415)	(0.212)	(0.194)	(0.406)	(0.375)
Net asset value, end of period	$ 11.692	$ 12.594	$ 10.967	$ 10.803	$ 11.574
Total return[3]	(3.96%)	16.76%	3.31%	(3.16%)	2.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 856	$ 897	$ 890	$ 914	$ 878
Ratio of expenses to average net assets[4]	0.30%	0.29%	0.27%	0.27%	0.26%
Ratio of net investment income to average net assets	1.43%	1.49%	1.62%	1.63%	1.95%
Portfolio turnover	47%	22%	25%	22%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–15

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.589	$ 10.965	$ 10.802	$ 11.572	$ 11.647
Income (loss) from investment operations:
Net investment income[2]	0.137	0.135	0.138	0.149	0.190
Net realized and unrealized gain (loss)	(0.666)	1.659	0.181	(0.553)	0.069
Total from investment operations	(0.529)	1.794	0.319	(0.404)	0.259
Less dividends and distributions from:
Net investment income	(0.150)	(0.170)	(0.156)	(0.224)	(0.191)
Net realized gain	(0.219)	—	—	(0.027)	(0.143)
Return of capital	—	—	—	(0.115)	—
Total dividends and distributions	(0.369)	(0.170)	(0.156)	(0.366)	(0.334)
Net asset value, end of period	$ 11.691	$ 12.589	$ 10.965	$ 10.802	$ 11.572
Total return[3]	(4.30%)	16.36%	2.94%	(3.49%)	2.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,345,158	$3,798,539	$3,688,392	$3,945,825	$3,768,318
Ratio of expenses to average net assets[4]	0.65%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	1.08%	1.14%	1.27%	1.28%	1.60%
Portfolio turnover	47%	22%	25%	22%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–16

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital.
The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2018, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Global Allocation Managed Risk Funds–17

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Administrative	$107,196	$210,520
Legal	21,575	42,463
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2018, these fees were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Printing and mailing	$40,268	$45,275
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, each Fund had liabilities payable to affiliates as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$366,794	$ 718,372
Distribution fees payable to LFD	513,388	1,005,465
Printing and mailing fees payable to Lincoln Life	(1,463)	(1,660)
Shareholder servicing fees payable to Lincoln Life	42,548	83,331
LVIP American Global Allocation Managed Risk Funds–18

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2018, were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-3.88%@
Fixed Income Fund-3.88%@
✢American Funds Insurance Series® – Mortgage Fund	$73,391,472	$4,601,959	$10,559,951	$(371,889)	$(841,703)	$66,219,888	6,429,115	$1,521,312	$—

@ As a percentage of Net Assets as of December 31, 2018.
✢ Class 1 shares.
LVIP American Global Growth Allocation Managed Risk Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-7.73%@
Fixed Income Fund-2.73%@
✢American Funds Insurance Series® – Mortgage Fund	$101,174,089	$ 7,233,212	$15,349,543	$(531,816)	$ (1,160,198)	$ 91,365,744	8,870,461	$2,132,909	$ —
International Equity Fund-5.00%@
✢American Funds Insurance Series® – New World Fund	191,960,188	31,360,969	22,759,411	342,119	(33,607,491)	167,296,374	7,974,088	2,030,816	4,901,530
Total	$293,134,277	$38,594,181	$38,108,954	$(189,697)	$(34,767,689)	$258,662,118		$4,163,725	$4,901,530

@ As a percentage of Net Assets as of December 31, 2018.
✢ Class 1 shares.
3. Investments
For the year ended December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Purchases	$495,771,084	$1,678,011,034
Sales	614,094,826	1,842,697,118
LVIP American Global Allocation Managed Risk Funds–19

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Funds were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,739,888,063	$3,327,636,658
Aggregate unrealized appreciation of investments and derivatives	$ 45,580,213	$ 113,096,642
Aggregate unrealized depreciation of investments and derivatives	(76,850,767)	(149,701,159)
Net unrealized depreciation of investments and derivatives	$ (31,270,554)	$ (36,604,517)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
Level 1	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$ 66,219,888	$ 258,662,118
Unaffiliated Investment Companies	1,642,402,397	3,031,146,196
Total Investments	$1,708,622,285	$3,289,808,314
Derivatives:
Assets:
Futures Contracts	$ 1,004,154	$ 25,627,579
Derivatives:
Liabilities:
Futures Contracts	$ (608,584)	$ (2,355,699)
There were no Level 3 investments at the beginning or end of the year.
LVIP American Global Allocation Managed Risk Funds–20

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2018 was as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Year ended December 31, 2018
Ordinary income	$31,203,361	$ 47,355,995
Long-term capital gains	32,152,774	57,599,374
Total	$63,356,135	$104,955,369
Year ended December 31, 2017
Ordinary income	$34,765,963	$ 50,654,511
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ 1,308,122	$ 9,210,393
Undistributed long-term capital gains	102,996,123	268,809,361
Net unrealized depreciation	(31,270,864)	(36,564,997)
Distributable earnings/(accumulated loss)	$ 73,033,381	$241,454,757
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	16	21	1,686	19,878
Service Class	4,014,920	7,393,037	7,013,604	7,698,773
Shares reinvested:
Standard Class	1,470	1,294	2,441	1,175
Service Class	5,580,965	2,939,883	8,611,738	4,017,916
	9,597,371	10,334,235	15,629,469	11,737,742
Shares redeemed:
Standard Class	(25,334)	(1,251)	(2,183)	(30,961)
Service Class	(19,538,850)	(26,013,611)	(31,227,383)	(46,357,006)
	(19,564,184)	(26,014,862)	(31,229,566)	(46,387,967)
Net decrease	(9,966,813)	(15,680,627)	(15,600,097)	(34,650,225)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP American Global Allocation Managed Risk Funds–21

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, each Fund used futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$ 1,052	Variation margin due from broker on futures contracts	$(568,461)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	—	Variation margin due from broker on futures contracts	(40,123)
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	1,003,102	Variation margin due from broker on futures contracts	—
Total		$1,004,154		$(608,584)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (283,551)	$ (567,405)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,077	(40,123)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,204,353)	1,083,597
Total		$(1,485,827)	$ 476,069
LVIP American Global Allocation Managed Risk Funds–22

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP American Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$15,212,807	Variation margin due to broker on futures contracts	$ (326,610)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	262,953	Variation margin due to broker on futures contracts	(2,029,089)
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	10,151,819	Variation margin due to broker on futures contracts	—
Total		$25,627,579		$(2,355,699)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,581,350)	$14,886,197
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(52,253)	(1,766,136)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,790,030)	10,329,372
Total		$(6,423,633)	$23,449,433
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP American Global Balanced Allocation Managed Risk Fund	$ 55,093,148	$ 2,862,649
LVIP American Global Growth Allocation Managed Risk Fund	208,903,060	93,978,465
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
LVIP American Global Allocation Managed Risk Funds–23

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Global Allocation Managed Risk Funds–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Global Allocation Managed Risk Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP American Global Allocation Managed Risk Funds–25

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended March 31, 2018. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Global Allocation Managed Risk Funds–26

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP American Global Allocation Managed Risk Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP American Global Allocation Managed Risk Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP American Global Allocation Managed Risk Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP American Global Allocation Managed Risk Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Global Allocation Managed Risk Funds–31

LVIP American Preservation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP American Preservation Fund

LVIP American Preservation Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned 0.85% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index1, returned 1.60%.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund operates under a fund of funds structure, investing all of its assets in mutual funds (“underlying funds”). The underlying funds invest predominantly in US and foreign investment grade fixed income securities, with modest off-benchmark high yield exposure. Over the one-year period ended December 31, 2018, the Fund’s longer duration positioning versus the benchmark detracted from performance, as interest rates rose during the year. However, the Fund’s overweight to securitized securities and underweight to investment-grade corporate securities partially offset the underperformance. Corporate bond spreads widened during the year on valuation and geopolitical concerns related to trade tensions, Brexit, and falling oil prices.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 8/29/12 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,646 for the Standard Class shares and to $10,414 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,628. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	+ 0.85%
Five Years	+ 1.38%
Inception (8/29/12)	+ 0.99%
Service Class Shares
One Year	+ 0.51%
Five Years	+ 1.03%
Inception (8/29/12)	+ 0.64%
1. The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index measures the performance of short-term (1-3 years) government and corporate bonds.

LVIP American Preservation Fund–1

LVIP American Preservation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,012.80	0.20%	$1.01
Service Class Shares	1,000.00	1,011.00	0.55%	2.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.40	0.55%	2.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies. In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Preservation Fund–2

LVIP American Preservation Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	51.00%
Investment Company	51.00%
Fixed Income Fund	51.00%
Unaffiliated Investments	49.15%
Investment Companies	49.15%
Fixed Income Funds	43.09%
Global Fixed Income Fund	1.01%
Money Market Funds	5.05%
Total Investments	100.15%
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%
LVIP American Preservation Fund–3

LVIP American Preservation Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–51.00%
INVESTMENT COMPANY–51.00%
Fixed Income Fund–51.00%
✧American Funds®– Short Term Bond Fund of America	34,322,111	$ 337,729,576
Total Affiliated Investment (Cost $341,077,455)		337,729,576

UNAFFILIATED INVESTMENTS–49.15%
INVESTMENT COMPANIES–49.15%
Fixed Income Funds–43.09%
✧American Funds®-
Bond Fund of America	1,059,507	13,318,002
Intermediate Bond Fund of America	13,580,302	179,531,592
✢American Funds Insurance Series®-
Bond Fund	1,268,212	13,278,178
High-Income Bond Fund	2,066,798	19,303,892
Mortgage Fund	1,291,353	13,300,940
U.S. Government/AAA-Rated Securities Fund	3,906,742	46,646,502
		285,379,106
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–1.01%
✢American Funds Insurance Series®– Global Bond Fund	586,246	$ 6,694,928
		6,694,928
Money Market Funds–5.05%
American Funds®– U.S. Government Money Market Fund - (seven-day effective yield 2.0%)	32,936,227	32,936,227
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	526,567	526,567
		33,462,794
Total Unaffiliated Investments (Cost $330,299,686)		325,536,828
TOTAL INVESTMENTS–100.15% (Cost $671,377,141)	663,266,404
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(974,913)
NET ASSETS APPLICABLE TO 68,275,935 SHARES OUTSTANDING–100.00%	$662,291,491

✧ Class R-6 shares.
✢ Class 1 shares.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–4

LVIP American Preservation Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investment, at value	$337,729,576
Unaffiliated investments, at value	325,536,828
Dividends and interest receivable	972,327
Receivable for fund shares sold	904,014
Prepaid expenses	2,438
TOTAL ASSETS	665,145,183
LIABILITIES:
Payable for securities purchased	1,593,037
Payable for fund shares redeemed	945,136
Due to manager and affiliates	297,287
Other accrued expenses payable	18,232
TOTAL LIABILITIES	2,853,692
TOTAL NET ASSETS	$662,291,491
Affiliated investment, at cost	$341,077,455
Unaffiliated investments, at cost	330,299,686
Standard Class:
Net Assets	$ 186,968
Shares Outstanding	19,277
Net Asset Value Per Share	$ 9.699
Service Class:
Net Assets	$662,104,523
Shares Outstanding	68,256,658
Net Asset Value Per Share	$ 9.700
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$676,909,853
Distributable earnings/(accumulated loss)	(14,618,362)
TOTAL NET ASSETS	$662,291,491
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–5

LVIP American Preservation Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 7,172,676
Dividends from affiliated investment	7,102,123
14,274,799
EXPENSES:
Distribution fees-Service Class	2,331,482
Management fees	1,665,779
Shareholder servicing fees	193,230
Accounting and administration expenses	76,046
Professional fees	31,714
Reports and statements to shareholders	27,208
Trustees’ fees and expenses	21,724
Custodian fees	6,377
Consulting fees	2,144
Pricing fees	1
Other	3,082
4,358,787
Less:
Management fees waived	(666,312)
Total operating expenses	3,692,475
NET INVESTMENT INCOME	10,582,324
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(823,267)
Sale of unaffiliated investments	(2,318,502)
Distributions from unaffiliated investments	40,862
Net realized loss	(3,100,907)
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(1,240,701)
Unaffiliated investments	(2,911,916)
Net change in unrealized appreciation (depreciation)	(4,152,617)
NET REALIZED AND UNREALIZED LOSS	(7,253,524)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,328,800
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,582,324	$ 6,719,089
Net realized loss	(3,100,907)	(44,025)
Net change in unrealized appreciation (depreciation)	(4,152,617)	1,514,108
Net increase in net assets resulting from operations	3,328,800	8,189,172
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(3,453)	(1,956)
Service Class	(9,917,916)	(7,862,588)
	(9,921,369)	(7,864,544)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	76,116	16,174
Service Class	133,329,772	188,832,316
Reinvestment of dividends and distributions:
Standard Class	3,453	1,956
Service Class	9,917,916	7,862,588
	143,327,257	196,713,034
Cost of shares redeemed:
Standard Class	(19,103)	(140,608)
Service Class	(138,158,247)	(113,354,236)
	(138,177,350)	(113,494,844)
Increase in net assets derived from capital share transactions	5,149,907	83,218,190
NET INCREASE (DECREASE) IN NET ASSETS	(1,442,662)	83,542,818
NET ASSETS:
Beginning of year	663,734,153	580,191,335
End of year	$ 662,291,491	$ 663,734,153
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 8 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,956)
Service Class		(7,862,588)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–6

LVIP American Preservation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.798	$ 9.785	$ 9.755	$ 9.888	$ 9.788
Income (loss) from investment operations:
Net investment income[1]	0.189	0.139	0.145	0.150	0.137
Net realized and unrealized gain (loss)	(0.106)	0.026	0.042	(0.119)	0.073
Total from investment operations	0.083	0.165	0.187	0.031	0.210
Less dividends and distributions from:
Net investment income	(0.182)	(0.152)	(0.157)	(0.164)	(0.110)
Total dividends and distributions	(0.182)	(0.152)	(0.157)	(0.164)	(0.110)
Net asset value, end of period	$ 9.699	$ 9.798	$ 9.785	$ 9.755	$ 9.888
Total return[2]	0.85%	1.69%	1.92%	0.31%	2.14%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 187	$ 128	$ 250	$ 81	$ 128
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.18%	0.18%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.28%	0.28%	0.29%
Ratio of net investment income to average net assets	1.94%	1.40%	1.45%	1.50%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	1.30%	1.35%	1.40%	1.28%
Portfolio turnover	21%	30%	14%	21%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–7

LVIP American Preservation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.798	$ 9.786	$ 9.755	$ 9.888	$ 9.789
Income (loss) from investment operations:
Net investment income[1]	0.155	0.104	0.110	0.115	0.102
Net realized and unrealized gain (loss)	(0.106)	0.026	0.043	(0.119)	0.073
Total from investment operations	0.049	0.130	0.153	(0.004)	0.175
Less dividends and distributions from:
Net investment income	(0.147)	(0.118)	(0.122)	(0.129)	(0.076)
Total dividends and distributions	(0.147)	(0.118)	(0.122)	(0.129)	(0.076)
Net asset value, end of period	$ 9.700	$ 9.798	$ 9.786	$ 9.755	$ 9.888
Total return[2]	0.51%	1.33%	1.57%	(0.04%)	1.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$662,105	$663,606	$579,941	$434,686	$301,155
Ratio of expenses to average net assets[3]	0.55%	0.55%	0.53%	0.53%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.65%	0.63%	0.63%	0.64%
Ratio of net investment income to average net assets	1.59%	1.05%	1.10%	1.15%	1.03%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.49%	0.95%	1.00%	1.05%	0.93%
Portfolio turnover	21%	30%	14%	21%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–8

LVIP American Preservation Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”), American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek current income, consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”)
LVIP American Preservation Fund–9

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$37,688
Legal	7,528
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,165 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 84,260
Distribution fees payable to LFD	196,550
Printing and mailing fees payable to Lincoln Life	187
Shareholder servicing fees payable to Lincoln Life	16,290
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-51.00%@
Fixed Income Funds-51.00%@
✧American Funds - Short-Term Bond Fund of America	$332,134,786	$49,158,931	$41,500,173	$(823,267)	$(1,240,701)	$337,729,576	34,322,111	$6,903,726	$—
×,✧✧LVIP Government Money Market Fund	19,914,507	8,288,114	28,202,621	—	—	—	—	198,397	—
Total	$352,049,293	$57,447,045	$69,702,794	$(823,267)	$(1,240,701)	$337,729,576		$7,102,123	$—

LVIP American Preservation Fund–10

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
@ As a percentage of Net Assets as of December 31, 2018.
✧ Class R-6 shares.
× Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$147,622,923
Sales	141,430,833
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$675,284,745
Aggregate unrealized appreciation of investments	$ 41,232
Aggregate unrealized depreciation of investments	(12,059,573)
Net unrealized depreciation of investments	$ (12,018,341)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$337,729,576	$—	$—	$337,729,576
Unaffiliated Investment Companies	325,536,828	—	—	325,536,828
Total Investments	$663,266,404	$—	$—	$663,266,404
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP American Preservation Fund–11

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$9,921,369	$7,864,544
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 985,568
Capital loss carryforward	(3,585,589)
Net unrealized depreciation	(12,018,341)
Distributable earnings/(accumulated loss)	$(14,618,362)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$823,870	$2,761,719	$3,585,589
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	7,835	1,635
Service Class	13,691,516	19,118,669
Shares reinvested:
Standard Class	357	200
Service Class	1,024,647	801,863
	14,724,355	19,922,367
Shares redeemed:
Standard Class	(1,956)	(14,364)
Service Class	(14,186,009)	(11,458,760)
	(14,187,965)	(11,473,124)
Net increase	536,390	8,449,243
7. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
8. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an
LVIP American Preservation Fund–12

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 8. Recent Regulatory Reporting Updates (continued)
amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Preservation Fund–13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Preservation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP American Preservation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP American Preservation Fund–14

LVIP American Preservation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Preservation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg Barclays US Government/Credit 1-3 Year TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one, three and five year periods. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019. The Board noted that the net investment management fee for LVIP American Preservation Fund was lower than the median net investment management fee of its Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.
LVIP American Preservation Fund–15

LVIP American Preservation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP American Preservation Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP American Preservation Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Preservation Fund–20

LVIP Baron Growth Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Baron Growth Opportunities Fund

LVIP Baron Growth Opportunities Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BAMCO, Inc.
The Fund returned (3.70%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 2000® Growth Index1, returned (9.31%).
After a volatile start to the year, the markets posted mostly positive returns for the second and third quarters of 2018, buoyed by strong corporate earnings results and economic data. Investor sentiment took an abrupt turn in the fourth quarter as projections of a slowdown in economic momentum and corporate earnings growth coupled with rising interest rates helped spur a selloff that lasted through much of the rest of the year. The U.S.-China trade dispute and partial federal government shutdown also put pressure on markets and 2018 ended as the worst year for U.S. stocks since 2008.
The Fund outperformed the Russell 2000 Growth Index due to a combination of stock selection, relative sector weights, cash exposure, and underexposure to the volatility and earnings variation factors.
Apart from cash, investments in Industrials, Financials, Communication Services, Information Technology (IT), and Health Care and lack of exposure to the lagging Energy and Materials sectors contributed the most. Meaningfully lower exposure to Industrials contributed over 130 basis points. Stock selection was also positive in the sector due to CoStar Group, Inc. and Trex Company, Inc. CoStar was the third largest contributor on an absolute basis after being reclassified from IT at the end of February, while Trex’s shares were up after reporting solid financial results throughout the year. Stock selection in Financials added 170 basis points to relative results, driven by share price gains from MSCI, Inc. and Financial Engines, Inc. MSCI’s shares rose on strong financial results throughout the year with impressive performance in the Index segment and continued improvement in the Analytics segment. Shares of Financial Engines were up more than 55% after the company announced its intent to be acquired by Hellman & Friedman at a significant premium. Morningstar, Inc. also added value in the sector after the company showed strong growth and exhibited the ability to cross-sell many of its previously acquired and homegrown new products. Favorable stock selection in Financials was partly offset by meaningfully higher exposure to this underperforming sector. Iridium Communications Inc. drove performance in the Communication Services sector. The company’s shares rose more than 55% on solid execution throughout the year. Iridium has launched 65 of its 75 NEXT satellites into orbit, significantly reducing execution risk. We believe business fundamentals continue to evolve positively, with the final NEXT launch planned in early 2019. Strength in IT and Health Care came from the outperformance of Benefitfocus, Inc. and IDEXX Laboratories, Inc., respectively, which were the two largest contributors on an absolute basis.
Consumer Discretionary investments weighed the most on relative results, owing largely to the underperformance of Marriott Vacations Worldwide Corp., Penn National Gaming, Inc., and Red Rock Resorts, Inc., the three largest detractors from absolute performance.
Portfolio Managers:
BAMCO, Inc.:	Ronald Baron
Neal Rosenberg
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund
2018 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/08. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $38,807. For comparison, look at how the Russell 2000® Growth Index did over the same period. The same $10,000 investment would have increased to $35,547. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 3.70%
Five Years	+ 5.46%
Ten Years	+ 14.81%
Service Class Shares
One Year	- 3.93%
Five Years	+ 5.20%
Ten Years	+ 14.52%
1. The Russell 2000®Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.
LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$872.80	0.93%	$4.39
Service Class Shares	1,000.00	871.70	1.18%	5.57
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.50	0.93%	$4.74
Service Class Shares	1,000.00	1,019.30	1.18%	6.01

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	90.72%
Biotechnology	0.46%
Building Products	2.49%
Capital Markets	9.03%
Commercial Services & Supplies	0.08%
Diversified Consumer Services	3.11%
Diversified Telecommunication Services	1.62%
Electrical Equipment	0.34%
Electronic Equipment, Instruments & Components	0.84%
Equity Real Estate Investment Trusts	6.44%
Food & Staples Retailing	1.32%
Health Care Equipment & Supplies	5.47%
Hotels, Restaurants & Leisure	17.89%
Household Products	1.05%
Insurance	7.13%
Internet Software & Services	5.17%
IT Services	5.51%
Life Sciences Tools & Services	3.40%
Machinery	0.08%
Media	1.27%
Multiline Retail	0.44%
Pharmaceuticals	0.78%
Professional Services	4.95%
Software	8.94%
Specialty Retail	0.30%
Textiles, Apparel & Luxury Goods	0.86%
Thrifts & Mortgage Finance	0.86%
Trading Companies & Distributors	0.89%
Convertible Preferred Stock	0.31%
Master Limited Partnership	1.39%
Money Market Fund	7.56%
Total Investments	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Vail Resorts	8.16%
CoStar Group	4.95%
IDEXX Laboratories	3.93%
Gartner	3.75%
Choice Hotels International	3.75%
Arch Capital Group	3.12%
MSCI	3.12%
Primerica	3.12%
Bright Horizons Family Solutions	3.11%
ANSYS	3.05%
Total	40.06%

IT–Information Technology

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–90.72%
Biotechnology–0.46%
†Denali Therapeutics	132,500	$ 2,737,450
		2,737,450
Building Products–2.49%
†Trex	248,200	14,733,152
		14,733,152
Capital Markets–9.03%
Cohen & Steers	191,000	6,555,120
FactSet Research Systems	50,900	10,186,617
Houlihan Lokey	102,500	3,772,000
Moelis & Co. Class A	151,000	5,191,380
Morningstar	84,000	9,226,560
MSCI	125,000	18,428,750
		53,360,427
Commercial Services & Supplies–0.08%
†BrightView Holdings	44,500	454,345
		454,345
Diversified Consumer Services–3.11%
†Bright Horizons Family Solutions	165,000	18,389,250
		18,389,250
Diversified Telecommunication Services–1.62%
†Iridium Communications	519,673	9,587,967
		9,587,967
Electrical Equipment–0.34%
†Bloom Energy Class A	201,943	2,015,391
		2,015,391
Electronic Equipment, Instruments & Components–0.84%
Littelfuse	29,000	4,972,920
		4,972,920
Equity Real Estate Investment Trusts–6.44%
Alexander's	9,425	2,872,174
Alexandria Real Estate Equities	57,000	6,568,680
American Assets Trust	63,027	2,531,795
Douglas Emmett	330,000	11,262,900
Gaming and Leisure Properties	460,000	14,862,600
		38,098,149
Food & Staples Retailing–1.32%
†Performance Food Group	241,500	7,793,205
		7,793,205
Health Care Equipment & Supplies–5.47%
†IDEXX Laboratories	124,900	23,233,898
†Neogen	43,400	2,473,800
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services	67,500	$ 6,617,025
		32,324,723
Hotels, Restaurants & Leisure–17.89%
Boyd Gaming	172,500	3,584,550
Choice Hotels International	310,000	22,189,800
†Hilton Grand Vacations	19,000	501,410
Marriott Vacations Worldwide	197,500	13,925,725
†Penn National Gaming	550,646	10,368,664
Red Rock Resorts Class A	343,079	6,967,935
Vail Resorts	228,800	48,235,616
		105,773,700
Household Products–1.05%
Church & Dwight	94,500	6,214,320
		6,214,320
Insurance–7.13%
†Arch Capital Group	690,000	18,436,800
Kinsale Capital Group	94,965	5,276,255
Primerica	188,512	18,419,508
		42,132,563
Internet Software & Services–5.17%
†2U	99,500	4,947,140
†Benefitfocus	235,365	10,760,888
†Cision	702,447	8,218,630
†Wix.com	73,215	6,614,243
		30,540,901
IT Services–5.51%
†Gartner	173,600	22,193,024
MAXIMUS	159,500	10,381,855
		32,574,879
Life Sciences Tools & Services–3.40%
Bio-Techne	83,000	12,011,760
†Mettler-Toledo International	14,300	8,087,794
		20,099,554
Machinery–0.08%
Albany International Class A	7,173	447,810
		447,810
Media–1.27%
Manchester United Class A	396,063	7,517,276
		7,517,276
LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail–0.44%
†Ollie's Bargain Outlet Holdings	39,149	$ 2,603,800
		2,603,800
Pharmaceuticals–0.78%
Dechra Pharmaceuticals	175,000	4,623,693
		4,623,693
Professional Services–4.95%
†CoStar Group	86,689	29,243,667
		29,243,667
Software–8.94%
†Altair Engineering Class A	72,000	1,985,760
†ANSYS	126,000	18,010,440
†Guidewire Software	131,000	10,510,130
Pegasystems	110,000	5,261,300
SS&C Technologies Holdings	379,000	17,096,690
		52,864,320
Specialty Retail–0.30%
Dick's Sporting Goods	57,000	1,778,400
		1,778,400
Textiles, Apparel & Luxury Goods–0.86%
†Under Armour Class A	263,000	4,647,210
†Under Armour Class C	28,000	452,760
		5,099,970
Thrifts & Mortgage Finance–0.86%
†Essent Group	80,000	2,734,400
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
†LendingTree	10,725	$ 2,354,888
		5,089,288
Trading Companies & Distributors–0.89%
Air Lease	175,000	5,286,750
		5,286,750
Total Common Stock (Cost $219,662,330)		536,357,870
CONVERTIBLE PREFERRED STOCK–0.31%
Iridium Communications Series B 6.75%, exercise price $7.47	2,926	1,832,905
Total Convertible Preferred Stock (Cost $731,500)		1,832,905
MASTER LIMITED PARTNERSHIP–1.39%
Carlyle Group	270,000	4,252,500
Oaktree Capital Group	100,000	3,975,000
Total Master Limited Partnership (Cost $8,109,354)		8,227,500

MONEY MARKET FUND–7.56%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	44,706,891	44,706,891
Total Money Market Fund (Cost $44,706,891)		44,706,891

TOTAL INVESTMENTS–99.98% (Cost $273,210,075)	591,125,166
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	136,842
NET ASSETS APPLICABLE TO 13,008,967 SHARES OUTSTANDING–100.00%	$591,262,008
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($50,558,493 / 1,082,620 Shares)	$46.700
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($540,703,515 / 11,926,347 Shares)	$45.337
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$254,332,201
Total distributable earnings	336,929,807
TOTAL NET ASSETS	$591,262,008

† Non-income producing.
★ Includes $750,575 payable for fund shares redeemed, $45,867 other accrued expenses payable, $10,395 expense reimbursement receivable from Lincoln Investment Advisors Corporation and $588,341 due to manager and affiliates as of December 31, 2018.
LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 6,214,885
Interest	7,208
6,222,093
EXPENSES:
Management fees	6,529,095
Distribution fees-Service Class	1,498,328
Shareholder servicing fees	189,344
Accounting and administration expenses	161,051
Reports and statements to shareholders	67,683
Professional fees	38,137
Trustees’ fees and expenses	21,008
Custodian fees	10,699
Consulting fees	2,111
Pricing fees	173
Other	8,235
8,525,864
Less:
Management fees waived	(865,785)
Expenses reimbursed	(89,692)
Total operating expenses	7,570,387
NET INVESTMENT LOSS	(1,348,294)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	19,233,750
Foreign currencies	(3,708)
Net realized gain	19,230,042
Net change in unrealized depreciation of investments	(42,008,964)
NET REALIZED AND UNREALIZED LOSS	(22,778,922)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,127,216)
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (1,348,294)	$ (1,336,197)
Net realized gain	19,230,042	28,141,421
Net change in unrealized appreciation (depreciation)	(42,008,964)	105,536,734
Net increase (decrease) in net assets resulting from operations	(24,127,216)	132,341,958
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(2,092,272)	(1,445,072)
Service Class	(25,475,065)	(21,493,439)
	(27,567,337)	(22,938,511)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	35,001,756	15,873,670
Service Class	99,235,996	66,329,161
Reinvestment of dividends and distributions:
Standard Class	2,092,272	1,445,072
Service Class	25,475,065	21,493,439
	161,805,089	105,141,342
Cost of shares redeemed:
Standard Class	(24,482,722)	(5,810,194)
Service Class	(105,348,878)	(95,086,811)
	(129,831,600)	(100,897,005)
Increase in net assets derived from capital share transactions	31,973,489	4,244,337
NET INCREASE (DECREASE) IN NET ASSETS	(19,721,064)	113,647,784
NET ASSETS:
Beginning of year	610,983,072	497,335,288
End of year	$ 591,262,008	$ 610,983,072
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net realized gain:
Standard Class		$ (1,445,072)
Service Class		(21,493,439)
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 50.365	$ 41.088	$ 41.922	$ 47.819	$ 45.941
Income (loss) from investment operations:
Net investment income (loss)[1]	0.012	(0.001)	0.240	(0.017)	0.092
Net realized and unrealized gain (loss)	(1.427)	11.178	2.219	(2.102)	2.244
Total from investment operations	(1.415)	11.177	2.459	(2.119)	2.336
Less dividends and distributions from:
Net investment income	—	—	(0.305)	—	(0.197)
Net realized gain	(2.250)	(1.900)	(2.988)	(3.778)	(0.261)
Total dividends and distributions	(2.250)	(1.900)	(3.293)	(3.778)	(0.458)
Net asset value, end of period	$ 46.700	$ 50.365	$ 41.088	$ 41.922	$ 47.819
Total return[2]	(3.70%)	27.56%	5.83%	(4.53%)	5.12%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 50,558	$ 41,010	$23,668	$ 26,105	$ 8,964
Ratio of expenses to average net assets	0.93%	0.95%	1.01%	1.01%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.07%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.02%	0.00%	0.58%	(0.03%)	0.20%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.13%)	(0.12%)	0.54%	(0.07%)	0.16%
Portfolio turnover	6%	7%	8%	12%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 49.069	$ 40.172	$ 41.063	$ 47.034	$ 45.201
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.118)	(0.116)	0.133	(0.133)	(0.022)
Net realized and unrealized gain (loss)	(1.364)	10.913	2.168	(2.060)	2.201
Total from investment operations	(1.482)	10.797	2.301	(2.193)	2.179
Less dividends and distributions from:
Net investment income	—	—	(0.204)	—	(0.085)
Net realized gain	(2.250)	(1.900)	(2.988)	(3.778)	(0.261)
Total dividends and distributions	(2.250)	(1.900)	(3.192)	(3.778)	(0.346)
Net asset value, end of period	$ 45.337	$ 49.069	$ 40.172	$ 41.063	$ 47.034
Total return[2]	(3.93%)	27.24%	5.57%	(4.77%)	4.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$540,704	$569,973	$473,667	$511,622	$576,278
Ratio of expenses to average net assets	1.18%	1.20%	1.26%	1.26%	1.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.33%	1.32%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.23%)	(0.25%)	0.33%	(0.28%)	(0.05%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.38%)	(0.37%)	0.29%	(0.32%)	(0.09%)
Portfolio turnover	6%	7%	8%	12%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.    Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.    Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.    The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $591 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.09% on the first $250 million of the Fund’s average daily net assets; 0.14% on the next $250 million, 0.19% on the next $200 million; 0.20% on the next $50 million; and 0.25% in excess of $750 million of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.93% of the average daily net assets for the Standard Class and 1.18% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
BAMCO, Inc. (the “Sub-Adviser”) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$36,800
Legal	7,313
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $53,879 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 10,395
Management fees payable to LIAC	453,238
Distribution fees payable to LFD	119,353
Printing and mailing fees payable to Lincoln Life	663
Shareholder servicing fees payable to Lincoln Life	15,087
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$39,975,195
Sales	38,260,731
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$274,093,473
Aggregate unrealized appreciation of investments	$323,580,534
Aggregate unrealized depreciation of investments	(6,548,841)
Net unrealized appreciation of investments	$317,031,693
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Biotechnology	$ 2,737,450	$ —	$—	$ 2,737,450
Building Products	14,733,152	—	—	14,733,152
Capital Markets	53,360,427	—	—	53,360,427
Commercial Services & Supplies	454,345	—	—	454,345
Diversified Consumer Services	18,389,250	—	—	18,389,250
Diversified Telecommunication Services	9,587,967	—	—	9,587,967
Electrical Equipment	2,015,391	—	—	2,015,391
Electronic Equipment, Instruments & Components	4,972,920	—	—	4,972,920
Equity Real Estate Investment Trusts	38,098,149	—	—	38,098,149
Food & Staples Retailing	7,793,205	—	—	7,793,205
Health Care Equipment & Supplies	32,324,723	—	—	32,324,723
Hotels, Restaurants & Leisure	105,773,700	—	—	105,773,700
Household Products	6,214,320	—	—	6,214,320
Insurance	42,132,563	—	—	42,132,563
Internet Software & Services	30,540,901	—	—	30,540,901
IT Services	32,574,879	—	—	32,574,879
Life Sciences Tools & Services	20,099,554	—	—	20,099,554
Machinery	447,810	—	—	447,810
Media	7,517,276	—	—	7,517,276
Multiline Retail	2,603,800	—	—	2,603,800
Pharmaceuticals	—	4,623,693	—	4,623,693
Professional Services	29,243,667	—	—	29,243,667
Software	52,864,320	—	—	52,864,320
Specialty Retail	1,778,400	—	—	1,778,400
Textiles, Apparel & Luxury Goods	5,099,970	—	—	5,099,970
Thrifts & Mortgage Finance	5,089,288	—	—	5,089,288
Trading Companies & Distributors	5,286,750	—	—	5,286,750
Convertible Preferred Stock	1,832,905	—	—	1,832,905
Master Limited Partnership	8,227,500	—	—	8,227,500
Money Market Fund	44,706,891	—	—	44,706,891
Total Investments	$586,501,473	$4,623,693	$—	$591,125,166
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Long-term capital gains	$27,567,337	$22,938,511
LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 19,898,114
Net unrealized appreciation	317,031,693
Distributable earnings/(accumulated loss)	$336,929,807
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions, net operating losses, partnership investments and partnership income:
Distributable Earnings	Paid-in Capital
$1,813,161	$(1,813,161)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	663,542	331,972
Service Class	1,883,208	1,445,191
Shares reinvested:
Standard Class	35,913	30,901
Service Class	450,098	471,399
	3,032,761	2,279,463
Shares redeemed:
Standard Class	(431,092)	(124,655)
Service Class	(2,022,655)	(2,091,992)
	(2,453,747)	(2,216,647)
Net increase	579,014	62,816
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
No foreign currency exchange contracts were outstanding as of and for the year ending December 31, 2018.
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 8. Market Risk (continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Baron Growth Opportunities Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Baron Growth Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Baron Growth Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 1, 2019
LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
LVIP Baron Growth Opportunities Fund–18

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board noted LIAC’s view that the investment management fee is reasonable in light of the sub-adviser’s expertise and reputation in the industry, coupled with the Fund’s advisory fee waiver and expense limitation. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one year period, below the return of the Morningstar peer group median and the benchmark index for the three and five year periods and above the return of the Morningstar peer group median and the benchmark index for the ten year period. The Board considered LIAC’s view that relative underperformance was primarily driven by 2016 performance when the Fund’s growth-oriented and mid-cap positioning was out of favor. The Board concluded that the services provided by BAMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fees BAMCO charges as compared to information provided by BAMCO regarding its fees for other funds for which it manages comparable small cap portfolios. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers in the form of bundled and unbundled commissions and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn‐Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson‐Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Baron Growth Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Baron Growth Opportunities Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Baron Growth Opportunities Fund–23

LVIP BlackRock Dividend Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Dividend Value Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Dividend Value Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
SSGA Funds Management, Inc.
The Fund returned (7.91%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 1000® Value Index1, returned (8.27%).
The largest contributor to relative performance was our overweight position and stock selection in the health care sector. Notably, stock selection and an overweight to the pharmaceuticals industry proved beneficial, as did our overweight to the health care providers and services industry. The Fund’s cash position, which averaged 5.3% during the year, also helped amid falling U.S. equity prices. In information technology, a combination of stock selection and an overweight to the software industry boosted relative returns, as did stock selection in the electronic equipment industry. Lastly, stock selection in communication services added to relative performance during the period.
The largest detractor from relative performance was a combination of stock selection and allocation decisions in financials. Notably, stock selection in the capital markets and insurance industries proved costly, as did our overweight to banks and underweight to the diversified financial services industry. In utilities, stock selection in the electric utilities industry was particularly weak due to the negative impacts from severe California wildfires on Fund holdings. The Fund’s 0% exposure to real estate also hindered relative returns as benchmark real estate holdings outperformed the broader U.S. equity market during the year. Lastly, stock selection in the media industry dampened relative results within the consumer discretionary sector.
U.S. stocks, as represented by the S&P 500 Index2, returned -13.52% in the fourth quarter of 2018. This selloff dragged investment returns into negative territory for the year with the S&P 500 Index declining -4.38% for the one year period ending 31 December 2018. General uncertainty contributed to the market correction as investors weighed the pace of Federal Reserve interest rate hikes, persistent trade tensions, less synchronized global growth and a shorter list of potential catalysts for upside surprise. In our view, these factors culminated in consensus late cycle sentiment shifting to recession fears and selling pressure on U.S. stocks.
In our view, we expect the current U.S. economic expansion to grind forward, albeit at a slower rate in 2019, with low near-term risk of a domestic recession. Our base case is for a moderation in U.S. growth as interest rates rise and the business cycle ages another year. Fears in regard to economic uncertainty are real, however, and bouts of higher volatility and declining asset prices can be unnerving for investors. It is especially important during these periods to exercise prudence. In constructing our portfolio we lean on the core tenets of our investment philosophy: an emphasis on owning quality and sustainable businesses, disciplined application of value investment principles, dividend growth, and a long-term investment horizon. At this stage of the cycle it is also important to focus on cost pressures and margin sustainability at the individual company level. Adhering to these tenets provides us a clear roadmap for discerning fundamental truths about companies and their future earnings power. This is our singular focus and ongoing commitment to our shareholders.
During the year of 2018, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay reduced the volatility of the Fund significantly and also mitigated the magnitude of drawdown. While positive performance impact was delivered in the 4th quarter of 2018, elevated volatility coupled with market recovery in the first half of the year resulted in negative impact on Fund return.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Tony DeSpirito
Alan Mason
Greg Savage
Franco Tapia
David Zhao
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,154. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $28,853. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been

LVIP BlackRock Dividend Value Managed Volatility Fund–1

LVIP BlackRock Dividend Value Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 7.91%
Five Years	+ 3.40%
Ten Years	+ 8.76%
Service Class Shares
One Year	- 8.14%
Five Years	+ 3.14%
Ten Years	+ 8.49%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and higher forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC replaced Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, as the Fund’s sub-adviser.
LVIP BlackRock Dividend Value Managed Volatility Fund–2

LVIP BlackRock Dividend Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$940.30	0.69%	$3.37
Service Class Shares	1,000.00	939.20	0.94%	4.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.69%	$3.52
Service Class Shares	1,000.00	1,020.50	0.94%	4.79

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Dividend Value Managed Volatility Fund–3

LVIP BlackRock Dividend Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	87.48%
Aerospace & Defense	1.19%
Automobiles	0.36%
Banks	10.11%
Beverages	1.75%
Building Products	0.72%
Capital Markets	2.81%
Chemicals	1.39%
Commercial Services & Supplies	0.23%
Communications Equipment	1.13%
Construction Materials	0.41%
Containers & Packaging	0.83%
Distributors	0.29%
Diversified Consumer Services	0.16%
Diversified Financial Services	0.39%
Diversified Telecommunication Services	4.03%
Electric Utilities	6.64%
Electrical Equipment	0.45%
Electronic Equipment, Instruments & Components	0.16%
Energy Equipment & Services	0.32%
Food & Staples Retailing	0.22%
Food Products	1.64%
Gas Utilities	0.13%
Health Care Equipment & Supplies	2.52%
Health Care Providers & Services	4.61%
Hotels, Restaurants & Leisure	0.52%
Household Durables	1.04%
Household Products	0.93%
Industrial Conglomerates	1.95%
Insurance	4.94%
IT Services	0.98%
Leisure Products	0.19%
Machinery	0.32%
Media	1.54%
Multiline Retail	1.48%
Multi-Utilities	3.56%
Oil, Gas & Consumable Fuels	8.66%
Paper & Forest Products	0.07%
Personal Products	0.55%
Pharmaceuticals	8.79%
Road & Rail	0.30%
Semiconductors & Semiconductor Equipment	1.79%
Software	3.83%
Specialty Retail	0.77%
Technology Hardware, Storage & Peripherals	1.26%
Thrifts & Mortgage Finance	0.14%
Tobacco	1.25%
Security Type/Sector	Percentage of Net Assets
Trading Companies & Distributors	0.13%
Master Limited Partnership	0.95%
Money Market Fund	9.64%
Total Investments	98.07%
Receivables and Other Assets Net of Liabilities	1.93%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Pfizer	3.31%
Verizon Communications	3.00%
JPMorgan Chase & Co.	2.55%
Wells Fargo & Co.	2.39%
Bank of America	1.96%
Citigroup	1.92%
Anthem	1.86%
Oracle	1.82%
Merck & Co.	1.76%
Microsoft	1.68%
Total	22.25%

IT–Information Technology

LVIP BlackRock Dividend Value Managed Volatility Fund–4

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–87.48%
Aerospace & Defense–1.19%
BAE Systems	528,631	$ 3,091,885
Lockheed Martin	21,155	5,539,225
Northrop Grumman	22,423	5,491,393
		14,122,503
Automobiles–0.36%
Ford Motor	553,322	4,232,913
		4,232,913
Banks–10.11%
Bank of America	946,657	23,325,628
Bank of Hawaii	15,912	1,071,196
BB&T	45,912	1,988,908
Citigroup	439,934	22,902,964
FNB	121,359	1,194,173
JPMorgan Chase & Co.	310,717	30,332,193
PacWest Bancorp	48,814	1,624,530
People's United Financial	131,231	1,893,663
Trustmark	25,141	714,759
United Bankshares	38,945	1,211,579
US Bancorp	104,256	4,764,499
Valley National Bancorp	98,938	878,569
Wells Fargo & Co.	618,308	28,491,633
		120,394,294
Beverages–1.75%
Coca-Cola	85,673	4,056,617
Diageo	223,888	8,000,502
PepsiCo	79,520	8,785,370
		20,842,489
Building Products–0.72%
Johnson Controls International	218,218	6,470,164
Masco	72,660	2,124,578
		8,594,742
Capital Markets–2.81%
Charles Schwab	79,868	3,316,918
Federated Investors Class B	35,775	949,826
Goldman Sachs Group	42,436	7,088,934
Invesco	111,212	1,861,689
Lazard Class A	50,800	1,875,028
Morgan Stanley	266,842	10,580,285
State Street	123,713	7,802,579
		33,475,259
Chemicals–1.39%
CF Industries Holdings	72,214	3,142,031
DowDuPont	146,952	7,858,993
Huntsman	65,511	1,263,707
LyondellBasell Industries Class A	35,147	2,922,825
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Olin	65,210	$ 1,311,373
		16,498,929
Commercial Services & Supplies–0.23%
Pitney Bowes	70,492	416,608
Waste Management	26,274	2,338,123
		2,754,731
Communications Equipment–1.13%
Cisco Systems	116,495	5,047,729
Motorola Solutions	72,858	8,381,584
		13,429,313
Construction Materials–0.41%
CRH	184,177	4,875,511
		4,875,511
Containers & Packaging–0.83%
International Paper	116,921	4,718,931
Packaging Corp. of America	18,636	1,555,361
Sonoco Products	38,477	2,044,283
WestRock	41,095	1,551,747
		9,870,322
Distributors–0.29%
Genuine Parts	35,584	3,416,776
		3,416,776
Diversified Consumer Services–0.16%
H&R Block	72,703	1,844,475
		1,844,475
Diversified Financial Services–0.39%
AXA Equitable Holdings	282,703	4,701,351
		4,701,351
Diversified Telecommunication Services–4.03%
AT&T	155,258	4,431,064
BCE (New York Shares)	53,144	2,100,782
CenturyLink	379,212	5,745,062
Verizon Communications	634,669	35,681,091
		47,957,999
Electric Utilities–6.64%
Alliant Energy	92,673	3,915,434
American Electric Power	60,587	4,528,272
Edison International	82,774	4,699,080
Entergy	63,622	5,475,946
Eversource Energy	65,482	4,258,949
Exelon	105,245	4,746,549
FirstEnergy	452,699	16,998,847
IDACORP	19,801	1,842,681
NextEra Energy	60,702	10,551,222
OGE Energy	79,947	3,133,123
LVIP BlackRock Dividend Value Managed Volatility Fund–5

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
†PG&E	197,910	$ 4,700,363
Pinnacle West Capital	44,994	3,833,489
PPL	215,561	6,106,843
Xcel Energy	85,507	4,212,930
		79,003,728
Electrical Equipment–0.45%
Eaton	41,991	2,883,102
Emerson Electric	40,804	2,438,039
		5,321,141
Electronic Equipment, Instruments & Components–0.16%
CDW	23,870	1,934,664
		1,934,664
Energy Equipment & Services–0.32%
Baker Hughes	80,845	1,738,168
Helmerich & Payne	42,567	2,040,662
		3,778,830
Food & Staples Retailing–0.22%
Sysco	41,758	2,616,556
		2,616,556
Food Products–1.64%
General Mills	78,982	3,075,559
Kellogg	91,218	5,200,338
Mondelez International Class A	78,357	3,136,631
Nestle	100,421	8,150,444
		19,562,972
Gas Utilities–0.13%
New Jersey Resources	33,625	1,535,654
		1,535,654
Health Care Equipment & Supplies–2.52%
Koninklijke Philips	485,930	17,036,457
Medtronic	143,135	13,019,559
		30,056,016
Health Care Providers & Services–4.61%
Anthem	84,511	22,195,124
Cardinal Health	62,550	2,789,730
CVS Health	119,325	7,818,174
Humana	23,455	6,719,389
McKesson	55,588	6,140,806
UnitedHealth Group	37,194	9,265,769
		54,928,992
Hotels, Restaurants & Leisure–0.52%
Darden Restaurants	30,443	3,040,038
McDonald's	17,482	3,104,279
		6,144,317
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables–1.04%
Garmin	43,091	$ 2,728,522
Leggett & Platt	50,299	1,802,716
Newell Brands	386,908	7,192,620
Tupperware Brands	19,711	622,276
		12,346,134
Household Products–0.93%
Kimberly-Clark	33,561	3,823,940
Procter & Gamble	79,329	7,291,922
		11,115,862
Industrial Conglomerates–1.95%
3M	29,132	5,550,811
General Electric	777,310	5,884,237
Honeywell International	62,322	8,233,982
Siemens	31,297	3,492,794
		23,161,824
Insurance–4.94%
American International Group	308,390	12,153,650
Arthur J. Gallagher & Co.	126,624	9,332,189
Cincinnati Financial	39,041	3,022,554
Marsh & McLennan	81,399	6,491,570
MetLife	404,819	16,621,868
Old Republic International	94,464	1,943,124
Travelers	76,942	9,213,805
		58,778,760
IT Services–0.98%
Cognizant Technology Solutions Class A	89,793	5,700,059
International Business Machines	25,295	2,875,283
Western Union	179,897	3,069,043
		11,644,385
Leisure Products–0.19%
†Mattel	221,022	2,208,010
		2,208,010
Machinery–0.32%
Caterpillar	13,851	1,760,047
Pentair	53,855	2,034,642
		3,794,689
Media–1.54%
Cinemark Holdings	42,761	1,530,844
Comcast Class A	379,602	12,925,448
Interpublic Group	151,267	3,120,638
Meredith	15,549	807,615
		18,384,545
Multiline Retail–1.48%
Dollar General	65,070	7,032,766

LVIP BlackRock Dividend Value Managed Volatility Fund–6

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
Kohl's	58,914	$ 3,908,355
Macy's	118,089	3,516,690
Target	47,887	3,164,852
		17,622,663
Multi-Utilities–3.56%
Avista	25,587	1,086,936
Black Hills	20,822	1,307,205
CenterPoint Energy	159,793	4,510,956
CMS Energy	82,461	4,094,189
Dominion Energy	64,345	4,598,094
DTE Energy	36,461	4,021,648
NiSource	134,136	3,400,347
NorthWestern	19,577	1,163,657
Public Service Enterprise Group	199,540	10,386,057
Sempra Energy	31,473	3,405,064
WEC Energy Group	64,300	4,453,418
		42,427,571
Oil, Gas & Consumable Fuels–8.66%
Anadarko Petroleum	77,201	3,384,492
BP	2,507,573	15,852,092
Chevron	36,572	3,978,668
ConocoPhillips	40,378	2,517,568
Devon Energy	191,248	4,310,730
Exxon Mobil	56,957	3,883,898
Hess	101,110	4,094,955
HollyFrontier	66,661	3,407,710
Marathon Oil	177,670	2,547,788
Marathon Petroleum	158,490	9,352,495
Occidental Petroleum	74,910	4,597,976
ONEOK	205,288	11,075,288
Suncor Energy (New York Shares)	608,133	17,009,480
TOTAL ADR	63,950	3,336,911
Valero Energy	39,993	2,998,275
Williams	486,204	10,720,798
		103,069,124
Paper & Forest Products–0.07%
Domtar	24,095	846,457
		846,457
Personal Products–0.55%
Nu Skin Enterprises Class A	19,164	1,175,328
Unilever (New York Shares)	100,839	5,425,138
		6,600,466
Pharmaceuticals–8.79%
AstraZeneca	230,102	17,176,176
Bayer	87,420	6,079,952
Eli Lilly & Co.	39,236	4,540,390
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Merck & Co.	273,563	$ 20,902,949
Novartis ADR	116,742	10,017,631
Novo Nordisk ADR	141,460	6,517,062
Pfizer	903,617	39,442,882
		104,677,042
Road & Rail–0.30%
Union Pacific	25,984	3,591,768
		3,591,768
Semiconductors & Semiconductor Equipment–1.79%
Intel	49,341	2,315,573
QUALCOMM	242,409	13,795,496
Taiwan Semiconductor Manufacturing ADR	142,285	5,251,740
		21,362,809
Software–3.83%
Constellation Software	6,060	3,878,986
Microsoft	197,145	20,024,018
Oracle	480,369	21,688,660
		45,591,664
Specialty Retail–0.77%
L Brands	108,674	2,789,662
Lowe's	69,633	6,431,304
		9,220,966
Technology Hardware, Storage & Peripherals–1.26%
Apple	13,020	2,053,775
Lenovo Group	3,640,000	2,458,955
Samsung Electronics GDR	8,225	7,127,174
Seagate Technology	87,182	3,364,353
		15,004,257
Thrifts & Mortgage Finance–0.14%
New York Community Bancorp	181,995	1,712,573
		1,712,573
Tobacco–1.25%
Altria Group	246,118	12,155,768
Philip Morris International	40,219	2,685,021
		14,840,789
Trading Companies & Distributors–0.13%
Watsco	11,524	1,603,449
		1,603,449
Total Common Stock (Cost $940,243,683)		1,041,500,284

LVIP BlackRock Dividend Value Managed Volatility Fund–7

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MASTER LIMITED PARTNERSHIP–0.95%
Enterprise Products Partners	461,372	11,345,137
Total Master Limited Partnership (Cost $12,748,721)		11,345,137

Money Market Fund–9.64%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 2.27%)	114,819,628	$ 114,819,628
Total Money Market Fund (Cost $114,819,628)		114,819,628
TOTAL INVESTMENTS–98.07% (Cost $1,067,812,032)	1,167,665,049
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.93%	22,939,368
NET ASSETS APPLICABLE TO 63,444,654 SHARES OUTSTANDING–100.00%	$1,190,604,417
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($279,810,283 / 14,892,178 Shares)	$18.789
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($910,794,134 / 48,552,476 Shares)	$18.759
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,038,653,734
Distributable earnings/(accumulated loss)	151,950,683
TOTAL NET ASSETS	$1,190,604,417

† Non-income producing.
★ Includes $26,849,528 cash collateral held at broker for futures contracts, $1,683,745 payable for securities purchased, $239,827 payable for fund shares redeemed, $81,382 other accrued expenses payable, $845,945 due to manager and affiliates, $237,630 due to custodian and $3,882,532 variation margin due to broker on futures contracts as of December 31, 2018.
LVIP BlackRock Dividend Value Managed Volatility Fund–8

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(173)	British Pound	$ (13,829,187)	$ (13,724,845)	3/18/19	$ —	$ (104,342)
(158)	Euro	(22,756,937)	(22,663,512)	3/18/19	—	(93,425)
(144)	Japanese Yen	(16,507,800)	(16,151,557)	3/18/19	—	(356,243)
					—	(554,010)
Equity Contracts:
10	Dow Jones U.S. Real Estate Index	296,000	297,770	3/15/19	—	(1,770)
(234)	E-mini Russell 2000 Index	(15,783,300)	(15,707,422)	3/15/19	—	(75,878)
(3,096)	E-mini S&P 500 Index	(387,804,960)	(383,789,760)	3/15/19	—	(4,015,200)
(397)	E-mini S&P MidCap 400 Index	(65,989,340)	(66,347,340)	3/15/19	358,000	—
(668)	Euro STOXX 50 Index	(22,761,830)	(23,031,874)	3/15/19	270,044	—
(163)	FTSE 100 Index	(13,834,723)	(13,892,240)	3/15/19	57,517	—
(93)	Nikkei 225 Index (OSE)	(16,970,029)	(17,452,297)	3/7/19	482,268	—
					1,167,829	(4,092,848)
Total Futures Contracts					$1,167,829	$(4,646,858)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
GDR–Global Depository Receipt
IT–Information Technology
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–9

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 37,046,559
Interest	29,534
Foreign Taxes Withheld	(498,043)
36,578,050
EXPENSES:
Management fees	9,264,395
Distribution fees-Service Class	2,420,996
Shareholder servicing fees	373,454
Accounting and administration expenses	315,152
Reports and statements to shareholders	139,514
Professional fees	54,128
Trustees’ fees and expenses	41,600
Custodian fees	28,606
Consulting fees	4,465
Pricing fees	3,521
Other	103,713
12,749,544
Less:
Management fees waived	(1,631,656)
Total operating expenses	11,117,888
NET INVESTMENT INCOME	25,460,162
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	79,179,317
Foreign currencies	(212,911)
Foreign currency exchange contracts	110,501
Futures contracts	(14,507,549)
Net realized gain	64,569,358
Net change in unrealized appreciation (depreciation) of:
Investments	(189,223,196)
Foreign currencies	8,182
Futures contracts	(4,287,950)
Net change in unrealized appreciation (depreciation)	(193,502,964)
NET REALIZED AND UNREALIZED LOSS	(128,933,606)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,473,444)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 25,460,162	$ 20,871,342
Net realized gain	64,569,358	72,290,553
Net change in unrealized appreciation (depreciation)	(193,502,964)	91,059,648
Net increase (decrease) in net assets resulting from operations	(103,473,444)	184,221,543
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(6,889,223)	(5,899,354)
Service Class	(20,015,835)	(14,844,838)
	(26,905,058)	(20,744,192)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,621,411	4,989,896
Service Class	122,764,583	118,832,575
Reinvestment of dividends and distributions:
Standard Class	6,889,223	5,899,354
Service Class	20,015,835	14,844,838
	154,291,052	144,566,663
Cost of shares redeemed:
Standard Class	(36,567,898)	(36,701,926)
Service Class	(101,437,609)	(91,163,579)
	(138,005,507)	(127,865,505)
Increase in net assets derived from capital share transactions	16,285,545	16,701,158
NET INCREASE (DECREASE) IN NET ASSETS	(114,092,957)	180,178,509
NET ASSETS:
Beginning of year	1,304,697,374	1,124,518,865
End of year	$1,190,604,417	$1,304,697,374
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (5,899,354)
Service Class		(14,844,838)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–10

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 20.918	$ 18.287	$ 16.634	$ 17.805	$ 17.455
Income (loss) from investment operations:
Net investment income[2]	0.451	0.372	0.355	0.296	0.295
Net realized and unrealized gain (loss)	(2.107)	2.633	1.636	(1.162)	0.314
Total from investment operations	(1.656)	3.005	1.991	(0.866)	0.609
Less dividends and distributions from:
Net investment income	(0.473)	(0.374)	(0.338)	(0.305)	(0.259)
Total dividends and distributions	(0.473)	(0.374)	(0.338)	(0.305)	(0.259)
Net asset value, end of period	$ 18.789	$ 20.918	$ 18.287	$ 16.634	$ 17.805
Total return[3]	(7.91%)	16.43%	11.97%	(4.87%)	3.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$279,810	$335,958	$318,457	$304,296	$337,563
Ratio of expenses to average net assets	0.68%	0.66%	0.68%	0.72%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.79%	0.80%	0.81%	0.81%
Ratio of net investment income to average net assets	2.16%	1.90%	2.07%	1.72%	1.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.02%	1.77%	1.95%	1.63%	1.59%
Portfolio turnover	37%	29%	51%	24%	24%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–11

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 20.881	$ 18.258	$ 16.613	$ 17.781	$ 17.434
Income (loss) from investment operations:
Net investment income[2]	0.397	0.322	0.312	0.252	0.251
Net realized and unrealized gain (loss)	(2.097)	2.626	1.628	(1.158)	0.312
Total from investment operations	(1.700)	2.948	1.940	(0.906)	0.563
Less dividends and distributions from:
Net investment income	(0.422)	(0.325)	(0.295)	(0.262)	(0.216)
Total dividends and distributions	(0.422)	(0.325)	(0.295)	(0.262)	(0.216)
Net asset value, end of period	$ 18.759	$ 20.881	$ 18.258	$ 16.613	$ 17.781
Total return[3]	(8.14%)	16.14%	11.68%	(5.09%)	3.23%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$910,794	$968,739	$806,062	$595,518	$499,132
Ratio of expenses to average net assets	0.93%	0.91%	0.93%	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.04%	1.05%	1.06%	1.06%
Ratio of net investment income to average net assets	1.91%	1.65%	1.82%	1.47%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	1.52%	1.70%	1.38%	1.34%
Portfolio turnover	37%	29%	51%	24%	24%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–12

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Dividend Value Managed Volatility Fund–13

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $750 million of the Fund’s average daily net assets and 0.15% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
BlackRock Investment Management LLC (“BlackRock”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$73,337
Legal	14,433
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $119,970 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$615,538
Distribution fees payable to LFD	197,290
Printing and mailing fees payable to Lincoln Life	3,124
Shareholder servicing fees payable to Lincoln Life	29,993
LVIP BlackRock Dividend Value Managed Volatility Fund–14

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$432,568,763
Sales	451,458,253
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,076,397,495
Aggregate unrealized appreciation of investments and derivatives	$ 179,652,727
Aggregate unrealized depreciation of investments and derivatives	(87,902,885)
Net unrealized appreciation of investments and derivatives	$ 91,749,842
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 11,030,618	$ 3,091,885	$—	$ 14,122,503
Automobiles	4,232,913	—	—	4,232,913
Banks	120,394,294	—	—	120,394,294
Beverages	12,841,987	8,000,502	—	20,842,489
Building Products	8,594,742	—	—	8,594,742
Capital Markets	33,475,259	—	—	33,475,259
Chemicals	16,498,929	—	—	16,498,929
Commercial Services & Supplies	2,754,731	—	—	2,754,731
Communications Equipment	13,429,313	—	—	13,429,313
Construction Materials	—	4,875,511	—	4,875,511
Containers & Packaging	9,870,322	—	—	9,870,322
Distributors	3,416,776	—	—	3,416,776
LVIP BlackRock Dividend Value Managed Volatility Fund–15

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Diversified Consumer Services	$ 1,844,475	$ —	$—	$ 1,844,475
Diversified Financial Services	4,701,351	—	—	4,701,351
Diversified Telecommunication Services	47,957,999	—	—	47,957,999
Electric Utilities	79,003,728	—	—	79,003,728
Electrical Equipment	5,321,141	—	—	5,321,141
Electronic Equipment, Instruments & Components	1,934,664	—	—	1,934,664
Energy Equipment & Services	3,778,830	—	—	3,778,830
Food & Staples Retailing	2,616,556	—	—	2,616,556
Food Products	11,412,528	8,150,444	—	19,562,972
Gas Utilities	1,535,654	—	—	1,535,654
Health Care Equipment & Supplies	13,019,559	17,036,457	—	30,056,016
Health Care Providers & Services	54,928,992	—	—	54,928,992
Hotels, Restaurants & Leisure	6,144,317	—	—	6,144,317
Household Durables	12,346,134	—	—	12,346,134
Household Products	11,115,862	—	—	11,115,862
Industrial Conglomerates	19,669,030	3,492,794	—	23,161,824
Insurance	58,778,760	—	—	58,778,760
IT Services	11,644,385	—	—	11,644,385
Leisure Products	2,208,010	—	—	2,208,010
Machinery	3,794,689	—	—	3,794,689
Media	18,384,545	—	—	18,384,545
Multiline Retail	17,622,663	—	—	17,622,663
Multi-Utilities	42,427,571	—	—	42,427,571
Oil, Gas & Consumable Fuels	87,217,032	15,852,092	—	103,069,124
Paper & Forest Products	846,457	—	—	846,457
Personal Products	6,600,466	—	—	6,600,466
Pharmaceuticals	81,420,914	23,256,128	—	104,677,042
Road & Rail	3,591,768	—	—	3,591,768
Semiconductors & Semiconductor Equipment	21,362,809	—	—	21,362,809
Software	45,591,664	—	—	45,591,664
Specialty Retail	9,220,966	—	—	9,220,966
Technology Hardware, Storage & Peripherals	5,418,128	9,586,129	—	15,004,257
Thrifts & Mortgage Finance	1,712,573	—	—	1,712,573
Tobacco	14,840,789	—	—	14,840,789
Trading Companies & Distributors	1,603,449	—	—	1,603,449
Master Limited Partnership	11,345,137	—	—	11,345,137
Money Market Fund	114,819,628	—	—	114,819,628
Total Investments	$1,074,323,107	$93,341,942	$—	$1,167,665,049
Derivatives:

Assets:
Futures Contracts	$ 1,167,829	$—	$—	$ 1,167,829
Liabilities:
Futures Contracts	$(4,646,858)	$—	$—	$(4,646,858)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales,mark-to-market of futures contracts and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP BlackRock Dividend Value Managed Volatility Fund–16

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$26,832,287	$20,744,192
Long-term capital gains	72,771	—
Total	$26,905,058	$20,744,192
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 60,192,094
Net unrealized appreciation	91,758,589
Distributable earnings/(accumulated loss)	$151,950,683
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	223,104	256,504
Service Class	5,953,353	6,197,394
Shares reinvested:
Standard Class	367,413	281,308
Service Class	1,068,968	709,214
	7,612,838	7,444,420
Shares redeemed:
Standard Class	(1,758,760)	(1,892,189)
Service Class	(4,862,890)	(4,660,963)
	(6,621,650)	(6,553,152)
Net increase	991,188	891,268
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2018.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in
LVIP BlackRock Dividend Value Managed Volatility Fund–17

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates ormarket conditions; as a cash management tool; to hedge currency risks associated with the Fund’s investments and to facilitate investments in portfolio securities.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,167,829	Receivables and other assets net of liabilities	$(4,092,848)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(554,010)
Total		$1,167,829		$(4,646,858)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 110,501	$ —
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(16,141,247)	(3,653,259)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,633,698	(634,691)
Total		$(14,397,048)	$(4,287,950)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$363,640	$364,831
Futures contracts (average notional value)	37,620,895	127,380,879
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or
LVIP BlackRock Dividend Value Managed Volatility Fund–18

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had no assets and liabilities subject to offsetting provisions.
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Dividend Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP BlackRock Dividend Value Managed Volatility Fund–20

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Dividend Value Managed Volatility Fund–21

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Equity Sleeve
Nature, Extent and Quality of Services.In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Large Value category and the Russell 1000 Value Total Return USD Index. The Board considered that the Fund had been restructured in February 2016 to add BlackRock’s Select Dividend strategy in the Fund for increased diversification. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedules, which contain breakpoints, and noted that BlackRock stated that it did not manage comparable funds using the same strategies with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars, which may be used to manage other accounts.
LVIP BlackRock Dividend Value Managed Volatility Fund–22

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.
LVIP BlackRock Dividend Value Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP BlackRock Dividend Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP BlackRock Dividend Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP BlackRock Dividend Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Dividend Value Managed Volatility Fund–27

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
Underlying Fund: BlackRock Investment Management LLC
The Fund returned (7.24)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the BlackRock Global Allocation Composite1, returned (4.56)% and its broad-based benchmark index, the S&P 500® Index2, returned (4.38)%.
Within equities, an overweight to Japan and underweight the United States detracted from performance. Exposure to European financials negatively influenced returns. From a sector perspective, an overweight and stock selection within energy weighed on returns, as did stock selection within technology, healthcare, consumer discretionary, materials, and real estate. Broadly speaking, an underweight to fixed income negatively impacted returns. Within fixed income, an overweight to U.S. duration and to select emerging market government bonds weighed on performance. Exposure to commodity-related securities detracted. Currency management, notably an overweight to the Indian Rupee negatively impacted performance.
Within equities, an overweight to India positively impacted returns. From a sector perspective, an overweight to healthcare and technology and an underweight to consumer staples, financials and industrials contributed to performance. Stock selection within utilities and industrials was additive. The Fund also benefitted from an exposure to cash and cash equivalents. Currency management, notably an underweight to the Euro and an overweight to the U.S. dollar, contributed to performance.
During the 12-month period, the Fund’s overall equity allocation decreased from 62% to 58% of net assets. Within equities, the Fund decreased exposure to Europe, notably the UK, Germany and France, and increased exposure to Canada and Brazil. From a sector perspective, the Fund decreased exposure to information technology, financials, industrials and consumer discretionary, and increased exposure to healthcare, consumer staples and communication services.
The Fund’s overall allocation to fixed income increased from 30% to 31% of net assets. Within fixed income, the Fund increased exposure to government bonds and corporate credit.
The Fund’s allocation to commodity-related securities decreased from 4% to 2% of net assets.
Reflecting the above changes, the Fund’s cash and cash equivalents holdings increased from 4% to 9% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments.
Relative to its BlackRock Global Allocation Composite, the Fund was underweight equities and fixed income, and overweight commodity-related and cash equivalents. Within equities, the Fund was overweight Asia, and underweight the United States and Europe. Within Asia, the Fund was overweight Japan, China and India, and underweight Australia. Within Europe, the Fund was overweight the Netherlands and underweight the UK, Germany and Switzerland. From a sector perspective, the Fund was overweight communication services, energy and healthcare, and was underweight financials, information technology, industrials and consumer discretionary. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate debt. With respect to currency exposure, the Fund was overweight the US dollar, Indian rupee, and Hong Kong dollar, and underweight the euro, Australian dollar, Swiss franc and British pound.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
BlackRock Investment Management LLC:	Dan Chamby
Russ Koesterich
David Clayton
Kent Hogshire
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation V.I. Managed Risk Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–1

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
2018 Annual Report Commentary (unaudited) (continued)
value, with any dividends and distributions reinvested, would have increased to $11,060 for the Standard Class shares and to $10,844 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did from 5/1/13 through 12/31/18. The same $10,000 investment would have increased to $12,969 and $17,653, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 7.24%
Five Years	+ 0.62%
Inception (5/1/13)	+ 1.79%
Service Class Shares
One Year	- 7.56%
Five Years	+ 0.27%
Inception (5/1/13)	+ 1.44%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 24% ICE BofAML Current 5 YrUS Treasury; 16% Citigroup World Government Bond Index non-U.S.; 24% FTSE World Ex US; and 36% S&P 500® Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–2

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$942.30	0.15%	$0.73
Service Class Shares	1,000.00	940.60	0.50%	2.44
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.50	0.15%	$0.76
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–3

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	96.96%
Investment Company	96.96%
Global Multi-Asset Fund	96.96%
Unaffiliated Investment	1.88%
Investment Company	1.88%
Money Market Fund	1.88%
Total Investments	98.84%
Receivables and Other Assets Net of Liabilities	1.16%
Total Net Assets	100.00%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–4

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–96.96%
INVESTMENT COMPANY–96.96%
Global Multi-Asset Fund–96.96%
*BlackRock Global Allocation V.I. Fund	57,394,882	$ 871,828,258
Total Affiliated Investment (Cost $950,910,788)		871,828,258
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENT–1.88%
INVESTMENT COMPANY–1.88%
Money Market Fund–1.88%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	16,901,812	$ 16,901,812
Total Unaffiliated Investment (Cost $16,901,812)		16,901,812
TOTAL INVESTMENTS–98.84% (Cost $967,812,600)	888,730,070
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.16%	10,467,086
NET ASSETS APPLICABLE TO 90,723,804 SHARES OUTSTANDING–100.00%	$899,197,156

* Class I shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(66)	Australian Dollar	$ (4,654,320)	$ (4,691,867)	3/18/19	$ 37,547	$ —
(125)	British Pound	(9,992,188)	(9,929,019)	3/18/19	—	(63,169)
(108)	Euro	(15,555,375)	(15,503,064)	3/18/19	—	(52,311)
(108)	Japanese Yen	(12,380,850)	(12,204,670)	3/18/19	—	(176,180)
(13)	Swedish Krona	(2,945,020)	(2,893,200)	3/18/19	—	(51,820)
					37,547	(343,480)
Equity Contracts:
(450)	E-mini MSCI Emerging Markets Index	(21,753,000)	(21,620,903)	3/15/19	—	(132,097)
(751)	E-mini S&P 500 Index	(94,070,260)	(93,350,744)	3/15/19	—	(719,516)
(110)	E-mini S&P MidCap 400 Index	(18,284,200)	(18,202,727)	3/15/19	—	(81,473)
(443)	Euro STOXX 50 Index	(15,095,046)	(15,159,123)	3/15/19	64,077	—
(117)	FTSE 100 Index	(9,930,445)	(9,872,542)	3/15/19	—	(57,903)
(178)	OMXS 30 Index	(2,828,274)	(2,843,917)	1/18/19	15,643	—
(47)	SPI 200 Index	(4,602,345)	(4,528,832)	3/21/19	—	(73,513)
(94)	Topix Index	(12,808,631)	(12,799,305)	3/7/19	—	(9,326)
					79,720	(1,073,828)
Interest Rate Contract:
2,033	U.S. Treasury 5 yr Notes	233,159,688	231,353,790	3/29/19	1,805,898	—
Total Futures Contracts					$1,923,165	$(1,417,308)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–5

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Schedule of Investments (continued)
Summary of Abbreviations: (continued)
S&P–Standard & Poor’s
SPI–Swiss Performance Index
V.I.–Variable Insurance
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–6

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investment, at value	$871,828,258
Unaffiliated investment, at value	16,901,812
Cash collateral held at broker for futures contracts	11,310,151
Receivable for fund shares sold	351,059
Cash	198,062
Dividends and interest receivable	46,470
Prepaid expenses	1,812
TOTAL ASSETS	900,637,624
LIABILITIES:
Payable for fund shares redeemed	445,719
Variation margin due to broker on futures contracts	421,498
Due to manager and affiliates	355,719
Payable for securities purchased	198,041
Other accrued expenses payable	19,491
TOTAL LIABILITIES	1,440,468
TOTAL NET ASSETS	$899,197,156
Affiliated investment, at cost	$950,910,788
Unaffiliated investment, at cost	16,901,812
Standard Class:
Net Assets	$ 164,326
Shares Outstanding	16,419
Net Asset Value Per Share	$ 10.008
Service Class:
Net Assets	$899,032,830
Shares Outstanding	90,707,385
Net Asset Value Per Share	$ 9.911
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$989,299,618
Distributable earnings/(accumulated loss)	(90,102,462)
TOTAL NET ASSETS	$899,197,156
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–7

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investment	$ 9,113,271
Dividends from unaffiliated investment	502,536
Interest from unaffiliated investment	9,085
9,624,892
EXPENSES:
Management fees	7,496,389
Distribution fees-Service Class	3,497,691
Shareholder servicing fees	289,860
Accounting and administration expenses	99,814
Reports and statements to shareholders	47,115
Professional fees	42,239
Trustees’ fees and expenses	32,984
Custodian fees	6,279
Consulting fees	4,310
Pricing fees	22
Other	53,282
11,569,985
Less:
Management fees waived	(6,696,774)
Total operating expenses	4,873,211
NET INVESTMENT INCOME	4,751,681
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(4,285,450)
Distributions from affiliated investment	35,669,385
Foreign currencies	1,087
Futures contracts	(947,332)
Net realized gain	30,437,690
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(110,437,804)
Foreign currencies	6,548
Futures contracts	552,021
Net change in unrealized appreciation (depreciation)	(109,879,235)
NET REALIZED AND UNREALIZED LOSS	(79,441,545)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (74,689,864)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,751,681	$ 8,288,721
Net realized gain	30,437,690	305,813
Net change in unrealized appreciation (depreciation)	(109,879,235)	112,231,856
Net increase (decrease) in net assets resulting from operations	(74,689,864)	120,826,390
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	—	(1,917)
Service Class	—	(7,488,255)
	—	(7,490,172)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,853	1,303
Service Class	61,868,031	70,939,788
Reinvestment of dividends and distributions:
Standard Class	—	1,917
Service Class	—	7,488,255
	61,869,884	78,431,263
Cost of shares redeemed:
Standard Class	(13,332)	(5,529)
Service Class	(122,173,243)	(146,697,624)
	(122,186,575)	(146,703,153)
Decrease in net assets derived from capital share transactions	(60,316,691)	(68,271,890)
NET INCREASE (DECREASE) IN NET ASSETS	(135,006,555)	45,064,328
NET ASSETS:
Beginning of year	1,034,203,711	989,139,383
End of year	$ 899,197,156	$1,034,203,711
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,917)
Service Class		(7,488,255)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–8

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.789	$ 9.631	$ 9.480	$ 10.490	$ 10.709
Income (loss) from investment operations:
Net investment income[2]	0.088	0.121	0.107	0.109	0.299
Net realized and unrealized gain (loss)	(0.869)	1.148	0.162	(0.565)	(0.319)
Total from investment operations	(0.781)	1.269	0.269	(0.456)	(0.020)
Less dividends and distributions from:
Net investment income	—	(0.111)	(0.072)	(0.107)	(0.108)
Net realized gain	—	—	(0.046)	(0.447)	(0.091)
Total dividends and distributions	—	(0.111)	(0.118)	(0.554)	(0.199)
Net asset value, end of period	$ 10.008	$ 10.789	$ 9.631	$ 9.480	$ 10.490
Total return[3]	(7.24%)	13.20%	2.85%	(4.32%)	(0.21%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 164	$ 189	$ 170	$ 265	$ 304
Ratio of expenses to average net assets[4]	0.14%	0.12%	0.10%	0.11%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.81%	0.79%	0.78%	0.81%	0.80%
Ratio of net investment income to average net assets	0.82%	1.17%	1.13%	1.05%	2.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.15%	0.50%	0.45%	0.35%	2.07%
Portfolio turnover	8%	6%	9%	8%	3%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–9

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.722	$ 9.575	$ 9.459	$ 10.466	$ 10.684
Income (loss) from investment operations:
Net investment income[2]	0.050	0.084	0.074	0.072	0.260
Net realized and unrealized gain (loss)	(0.861)	1.141	0.160	(0.561)	(0.317)
Total from investment operations	(0.811)	1.225	0.234	(0.489)	(0.057)
Less dividends and distributions from:
Net investment income	—	(0.078)	(0.072)	(0.071)	(0.070)
Net realized gain	—	—	(0.046)	(0.447)	(0.091)
Total dividends and distributions	—	(0.078)	(0.118)	(0.518)	(0.161)
Net asset value, end of period	$ 9.911	$ 10.722	$ 9.575	$ 9.459	$ 10.466
Total return[3]	(7.56%)	12.81%	2.50%	(4.66%)	(0.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$899,033	$1,034,015	$988,969	$975,859	$806,422
Ratio of expenses to average net assets[4]	0.49%	0.47%	0.45%	0.46%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.16%	1.14%	1.13%	1.16%	1.15%
Ratio of net investment income to average net assets	0.47%	0.82%	0.78%	0.70%	2.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.20%)	0.15%	0.10%	—	1.72%
Portfolio turnover	8%	6%	9%	8%	3%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–10

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation V.I. Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the BlackRock Global Allocation V.I. Fund (collectively, the "Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The BlackRock Global Allocation V.I. Fund, which is advised by an unaffiliated adviser, invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–11

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.67% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$57,094
Legal	11,511
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $33,974 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 61,930
Distribution fees payable to LFD	270,894
Printing and mailing fees payable to Lincoln Life	445
Shareholder servicing fees payable to Lincoln Life	22,450
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–12

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-96.96%@
Global Multi-Asset Fund-96.96%@
*BlackRock Global Allocation V.I. Fund	$1,004,795,267	$75,532,740	$93,776,495	$(4,285,450)	$(110,437,804)	$871,828,258	57,394,882	$9,113,271	$35,669,385

@ As a percentage of Net Assets as of December 31, 2018.
* Class I shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$75,532,740
Sales	93,776,495
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$ 994,881,705
Aggregate unrealized appreciation of investments and derivatives	$ 15,643
Aggregate unrealized depreciation of investments and derivatives	(106,234,473)
Net unrealized depreciation of investments and derivatives	$(106,218,830)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–13

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$871,828,258	$—	$—	$871,828,258
Unaffiliated Investment Company	16,901,812	—	—	16,901,812
Total Investments	$888,730,070	$—	$—	$888,730,070
Derivatives:
Assets:
Futures Contracts	$ 1,923,165	$—	$—	$ 1,923,165
Liabilities:
Futures Contracts	$ (1,417,308)	$—	$—	$ (1,417,308)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$—	$7,490,172
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 5,155,033
Undistributed long-term capital gains	10,954,773
Net unrealized depreciation	(106,212,268)
Distributable earnings/(accumulated loss)	$ (90,102,462)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications primarily related to prior period consent dividends paid:
Distributable Earnings/(Accumulated Loss)	Paid-in Capital
$(18,207,321)	$18,207,321
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2018, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2018, the Fund utilized $22,022,763 of capital losses carryforwards.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–14

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	173	125
Service Class	5,818,456	6,917,251
Shares reinvested:
Standard Class	—	182
Service Class	—	714,256
	5,818,629	7,631,814
Shares redeemed:
Standard Class	(1,227)	(535)
Service Class	(11,550,442)	(14,475,037)
	(11,551,669)	(14,475,572)
Net decrease	(5,733,040)	(6,843,758)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$ 79,720	Variation margin due to broker on futures contracts	$(1,073,828)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	37,547	Variation margin due to broker on futures contracts	(343,480)
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	1,805,898	Variation margin due to broker on futures contracts	—
Total		$1,923,165		$(1,417,308)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–15

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(150,742)	$ (994,108)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(39,994)	(305,933)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(756,596)	1,852,062
Total		$(947,332)	$ 552,021
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$48,617,386	$17,299,996
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP BlackRock Global Allocation V.I. Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–17

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended March 31, 2018. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–18

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock Global Allocation V.I. Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar World Allocation funds category and a custom index (BlackRock Global Allocation Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance World Allocation funds category and a benchmark index. The Board considered LIAC’s view that the Fund underperformed due to relative underweight equity and overweight cash positions, as well as the Fund’s overall value investment style. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–19

LVIP BlackRock Global Allocation V.I. Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP BlackRock Global Allocation V.I. Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation V.I. Managed Risk Fund–24

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned (3.01)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the BlackRock Global Growth ETF Allocation Composite1, returned (2.71)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 0.01%.
Ending their third quarter momentum, global markets reversed in the fourth quarter declining sharply. Investors grappled with an increased slowdown in the Eurozone, weaker Chinese growth and never-ending geopolitical concerns including uncertainty around Brexit and political tensions in Italy. Fears came to a head in late December as volatility spiked and provided investors with a shaky end to 2018. Government bond yields fell as prices rose consistent with the widespread uncertainty dominating markets during the quarter and an investor shift towards safe havens. Oil prices fell on concerns of oversupply stemming from a weak outlook for global demand. Overall, emerging markets surprisingly fared the best returning -7.4% (MSCI Emerging Markets Index3) while the Japanese market exhibited the steepest decline with the MSCI Japan Index4 down -14.2%.
In the U.S., 2018 proved to be a turbulent year for markets with the S&P 500® Index5 down just over -4.3%. Despite an initial boost from tax reform and resilient economic data, the headlines were dominated by fears of spikes in market volatility, intensifying trade wars and more aggressive central bank policy. A risk-off sentiment slowly permeated the market before coming to a head in December when the market dropped around -9%. U.S. equity markets returned their worst quarterly performance since 2011 as slower earnings growth, Federal Reserve Chairman Jerome Powell’s aggressive policy comments and the government shutdown spooked markets. Ultimately, the Fed did raise rates in December consistent with economic data. However, the Chairman indicated a more conservative path (although not as dovish as markets expected) revising his inflation expectations downward and anticipated two rate increases in 2019.
Developed markets outside of the U.S. declined just over -12.5% as measured by the MSCI EAFE Index6. Economic data across the Eurozone pointed to continued economic slowing with particularly weak manufacturing numbers partially attributable to a slowdown in demand from China. Ongoing political factors have also pressured the European markets. Budgeting issues in Italy, uncertainty around Brexit, and protests in France have led to continued unrest for European investors. The European Central Bank ended its quantitative easing program in December and gave guidance that interest rates would not rise through mid-2019. In Japan, despite the dramatic decline in equities, there was little domestic news impacting the market. Economic data was mixed and corporate news proved uneventful. The Yen strengthened as investors sought stability and viewed the Yen as a safe haven.
Emerging markets also struggled during the quarter as concerns over global growth and trade wars increased. However, they did fare better than the U.S. and developed markets. One notable exception was Brazil, which posted strong gains as the market rallied on the outcome of the general election. China underperformed due to a combination of ongoing trade uncertainty and disappointing corporate earnings. Many of the items currently impacting markets remain as we look to 2019.
The Fund is a strategic asset allocation portfolio; sector and country allocation decisions are not actively managed. However, because of the weak returns across global equity markets the Fund delivered a negative return in 2018. Both stocks and bonds delivered negative returns last year and contributed to the overall result.
The Fund is a strategic asset allocation portfolio using passive instruments and therefore should closely track the performance of the fund’s composite benchmark.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Alan Mason
Amy Whitelaw
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/2/16 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,347 for the Standard Class shares and to $11,242 for the Service Class shares. For comparison, look at how the BlackRock Global Growth ETF Allocation Composite and Bloomberg Barclays U.S. Aggregate Bond Index did from 5/2/16 through 12/31/18. The same $10,000 investment would have increased to $11,625 and $10,277, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 3.01%
Inception (5/2/16)	+ 4.85%
Service Class Shares
One Year	- 3.34%
Inception (5/2/16)	+ 4.49%
1. The BlackRock Global Growth ETF Allocation Composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 6% MSCI Emerging Markets Min Vol Index, 13% MSCI EAFE Minimum Volatility Index, 22% S&P 500 Index, 19% MSCI USA Minimum Volatility Index, 5% S&P 400 Index and 5% Russell 2000 Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.
3. The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 832 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
4. The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With 323 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$964.90	0.32%	$1.58
Service Class Shares	1,000.00	963.30	0.67%	3.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.32%	$1.63
Service Class Shares	1,000.00	1,021.80	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Investment Companies	98.57%
Equity Funds	50.85%
Fixed Income Funds	27.01%
International Equity Funds	18.89%
Money Market Fund	1.82%
Total Investments	98.57%
Receivables and Other Assets Net of Liabilities	1.43%
Total Net Assets	100.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–98.57%
Equity Funds–50.85%
iShares Core S&P 500 ETF	304,212	$ 76,542,781
iShares Core S&P Mid-Cap ETF	104,113	17,289,005
iShares Edge MSCI Min Vol USA ETF	1,267,822	66,433,873
iShares Russell 2000 ETF	128,969	17,268,949
		177,534,608
Fixed Income Funds–27.01%
iShares Broad USD Investment Grade Corporate Bond ETF	279,484	14,798,678
iShares Core U.S. Aggregate Bond ETF	444,918	47,379,318
iShares Core U.S. Treasury Bond ETF	632,594	15,593,442
iShares MBS ETF	157,917	16,526,014
		94,297,452
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds–18.89%
iShares Edge MSCI Min Vol EAFE ETF	677,116	$ 45,136,552
iShares Edge MSCI Min Vol Emerging Markets ETF	372,749	20,825,487
		65,962,039
Money Market Fund–1.82%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	6,361,289	6,361,289
		6,361,289
Total Investment Companies (Cost $343,052,356)		344,155,388
TOTAL INVESTMENTS–98.57% (Cost $343,052,356)	344,155,388
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.43%	5,004,830
NET ASSETS APPLICABLE TO 32,218,440 SHARES OUTSTANDING–100.00%	$349,160,218
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($22,503,784 / 2,075,384 Shares)	$10.843
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($326,656,434 / 30,143,056 Shares)	$10.837
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$348,593,329
Distributable earnings/(accumulated loss)	566,889
TOTAL NET ASSETS	$349,160,218

★	Includes $5,363,876 cash collateral held at broker for futures contracts, $3,865,891 payable for securities purchased, $31,317 payable for fund share redeemed, $21,408 other accrued expenses payable, $179,509 due to manager and affiliates, and $300,587 variation margin due to broker on futures contracts as of December 31, 2018.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(23)	Australian Dollar	$ (1,621,960)	$ (1,636,502)	3/18/19	$ 14,542	$ —
(43)	British Pound	(3,437,312)	(3,413,571)	3/18/19	—	(23,741)
(37)	Euro	(5,329,156)	(5,311,151)	3/18/19	—	(18,005)
(38)	Japanese Yen	(4,356,225)	(4,286,338)	3/18/19	—	(69,887)
(4)	Swedish Krona	(906,160)	(891,017)	3/18/19	—	(15,143)
					14,542	(126,776)
Equity Contracts:
(126)	E-mini MSCI Emerging Markets Index	(6,090,840)	(6,061,426)	3/15/19	—	(29,414)
(101)	E-mini Russell 2000 Index	(6,812,450)	(6,800,769)	3/15/19	—	(11,681)
(376)	E-mini S&P 500 Index	(47,097,760)	(46,872,593)	3/15/19	—	(225,167)
(76)	E-mini S&P MidCap 400 Index	(12,632,720)	(12,631,523)	3/15/19	—	(1,197)
(151)	Euro STOXX 50 Index	(5,145,264)	(5,169,335)	3/15/19	24,071	—
(40)	FTSE 100 Index	(3,395,024)	(3,383,954)	3/15/19	—	(11,070)
(61)	OMXS 30 Index	(969,240)	(975,606)	1/18/19	6,366	—
(16)	SPI 200 Index	(1,566,756)	(1,544,224)	3/21/19	—	(22,532)
(32)	Topix Index	(4,360,385)	(4,392,925)	3/7/19	32,540	—
					62,977	(301,061)
Interest Rate Contract:
964	U.S. Treasury 5 yr Notes	110,558,750	109,716,904	3/29/19	841,846	—
Total Futures Contracts					$919,365	$(427,837)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 7,203,966
Interest	12,153
7,216,119
EXPENSES:
Distribution fees-Service Class	986,570
Management fees	749,007
Shareholder servicing fees	86,885
Accounting and administration expenses	50,121
Professional fees	31,909
Reports and statements to shareholders	12,127
Trustees’ fees and expenses	9,497
Custodian fees	5,255
Consulting fees	3,835
Pricing fees	52
Other	2,117
Total operating expenses	1,937,375
NET INVESTMENT INCOME	5,278,744
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(435,709)
Foreign currencies	114
Futures contracts	(308,860)
Net realized loss	(744,455)
Net change in unrealized appreciation (depreciation) of:
Investments	(18,159,721)
Foreign currencies	2,101
Futures contracts	500,862
Net change in unrealized appreciation (depreciation)	(17,656,758)
NET REALIZED AND UNREALIZED LOSS	(18,401,213)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,122,469)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,278,744	$ 2,522,696
Net realized gain (loss)	(744,455)	241,201
Net change in unrealized appreciation (depreciation)	(17,656,758)	19,222,310
Net increase (decrease) in net assets resulting from operations	(13,122,469)	21,986,207
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(413,434)	(166,167)
Service Class	(5,042,766)	(2,482,042)
	(5,456,200)	(2,648,209)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,172,471	8,586,202
Service Class	151,434,455	135,247,888
Reinvestment of dividends and distributions:
Standard Class	413,434	166,167
Service Class	5,042,766	2,482,042
	171,063,126	146,482,299
Cost of shares redeemed:
Standard Class	(2,003,870)	(377,656)
Service Class	(26,189,169)	(41,325,397)
	(28,193,039)	(41,703,053)
Increase in net assets derived from capital share transactions	142,870,087	104,779,246
NET INCREASE IN NET ASSETS	124,291,418	124,117,244
NET ASSETS:
Beginning of year	224,868,800	100,751,556
End of year	$349,160,218	$224,868,800
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (156,519)
Service Class		(2,297,080)
Net realized gain:
Standard Class		(9,648)
Service Class		(184,962)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
Year Ended		5/2/16 [1] to
	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.390	$ 10.112	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.240	0.197	0.213
Net realized and unrealized gain (loss)	(0.583)	1.255	0.018
Total from investment operations	(0.343)	1.452	0.231
Less dividends and distributions from:
Net investment income	(0.204)	(0.164)	(0.119)
Net realized gain	—	(0.010)	—
Return of capital	—	—	— [3]
Total dividends and distributions	(0.204)	(0.174)	(0.119)
Net asset value, end of period	$ 10.843	$ 11.390	$ 10.112
Total return[4]	(3.01%)	14.35%	2.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 22,504	$ 11,131	$ 2,185
Ratio of expenses to average net assets[5]	0.32%	0.33%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.33%	0.40%
Ratio of net investment income to average net assets	2.09%	1.79%	3.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.09%	1.79%	3.09%
Portfolio turnover	4%	15%	3%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $88 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
Year Ended		5/2/16 [1] to
	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.388	$ 10.113	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.199	0.158	0.189
Net realized and unrealized gain (loss)	(0.579)	1.252	0.018
Total from investment operations	(0.380)	1.410	0.207
Less dividends and distributions from:
Net investment income	(0.171)	(0.125)	(0.094)
Net realized gain	—	(0.010)	—
Return of capital	—	—	— [3]
Total dividends and distributions	(0.171)	(0.135)	(0.094)
Net asset value, end of period	$ 10.837	$ 11.388	$ 10.113
Total return[4]	(3.34%)	13.95%	2.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$326,656	$213,738	$98,567
Ratio of expenses to average net assets[5]	0.67%	0.68%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.68%	0.75%
Ratio of net investment income to average net assets	1.74%	1.44%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.74%	1.44%	2.74%
Portfolio turnover	4%	15%	3%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $3,959 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2016-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.37% of the average daily net assets for the Standard Class and 0.72% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$16,467
Legal	3,261
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,595 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 74,386
Distribution fees payable to LFD	97,536
Printing and mailing fees payable to Lincoln Life	(1,042)
Shareholder servicing fees payable to Lincoln Life	8,629
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$151,340,531
Sales	12,012,287
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$343,708,545
Aggregate unrealized appreciation of investments and derivatives	$ 4,983,014
Aggregate unrealized depreciation of investments and derivatives	(4,519,798)
Net unrealized appreciation of investments and derivatives	$ 463,216
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$344,155,388	$—	$—	$344,155,388
Derivatives:
Assets:
Futures Contracts	$ 919,365	$—	$—	$ 919,365
Liabilities:
Futures Contracts	$ (427,837)	$—	$—	$ (427,837)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$5,456,200	$2,648,209
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 310,846
Undistributed long-term capital gains	184,108
Other temporary differences	(393,382)
Net unrealized appreciation	465,317
Distributable earnings/(accumulated loss)	$ 566,889
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	1,233,824	781,003
Service Class	13,194,581	12,493,704
Shares reinvested:
Standard Class	38,161	14,572
Service Class	465,345	217,685
	14,931,911	13,506,964
Shares redeemed:
Standard Class	(173,904)	(34,319)
Service Class	(2,284,782)	(3,690,259)
	(2,458,686)	(3,724,578)
Net increase	12,473,225	9,782,386
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$ 62,977	Receivables and other assets net of liabilities	$(301,061)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	14,542	Receivables and other assets net of liabilities	(126,776)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	841,846	Receivables and other assets net of liabilities	—
Total		$919,365		$(427,837)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(114,168)	$(238,084)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(6,694)	(112,234)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(187,998)	851,180
Total		$(308,860)	$ 500,862

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$16,833,003	$7,978,558
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–14

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by the sub-adviser in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Managed Risk Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedules were negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–18

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the BlackRock U.S. Growth ETF Allocation Index. The Board considered that the Fund commenced operations in May 2016, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to the performance of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the BlackRock Global Growth ETF Allocation Index. The Board considered that the Fund commenced operations in May 2016, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that it managed no comparable funds using the same benchmark and the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
The Board considered the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that it managed no comparable funds using the same benchmark and the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds owned by the Funds.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–23

LVIP BlackRock Inflation Protected Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Inflation Protected Bond Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Financial Management, Inc.
The Fund returned 0.27% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged1, returned 0.78%.
Market conditions throughout 2018 were heavily impacted by geopolitical uncertainty. Increased demand for safe-haven assets in mid-Q2 2018 around fiscal uncertainty in Italy and Turkey, as well escalating US-China trade tensions led to a rally in global rates. Reversing trend in the third quarter 2018, US Treasury yields notched highs of ~3.10% as evolving trade discussions, hawkish speeches from Federal Open Market Committee (FOMC) members, and continued levels of elevated supply pushed yields higher. Above-trend US growth continued throughout 2018, with the unemployment rate reaching its lowest levels since 1969. The fourth quarter was marked by a sell-off in rates to seven-year highs early on, but later retraced as tightening financial conditions, sustained US-China tensions, and elevated levels of geopolitical uncertainty saw global rates rallying to end the year. In November, Italian-bund spreads hit their highest level since 2013 around news that the European Commission (EC) rejected Italy’s fiscal budget in October, though retraced in December as the Italian government struck a deal with the EC and the Parliament officially passed a re-drafted budget that seeks to cut the country’s deficit to 2.04% of GDP in 2019. The European Central Bank left interest rates unchanged, but announced the end of its quantitative easing program. In the UK, Brexit negotiations dominated headlines, with Prime Minister Theresa May delaying the Parliamentary vote for the proposed Brexit Withdrawal Agreement until January 2019 as she continues to rally for support after surviving the December vote of confidence against her.
Tactically trading US nominal duration contributed to positive performance throughout the year, as the nominal yield curve continued to flatten to new lows since mid-2007 and as higher yields in the front-end offered attractive investment opportunities through to early third quarter 2018. The Federal Reserve’s steady path of rate hikes in 2018 contributed to the flattening of the curve. Italian real rates positioning was additive to performance in the first half of 2018, particularly as Italian rates sold-off around the fiscal uncertainty and skepticism around Italy’s ability to form a new government before later retracing. Underweight UK duration benefited performance, especially in the first quarter. Detracting from performance throughout 2018 was the Fund’s long Japanese breakevens positioning, as breakevens narrowed amidst dovish signals from the Bank of Japan over its accommodative policy and lowered prospects for hitting its 2% inflation targets. With WTI crude oil falling below $50 in the fourth quarter, long breakeven exposure detracted from performance, particularly in France, Italy, and New Zealand. Relative value positioning between US real rates vs. the UK negatively impacted performance, as 10-year US real rates sold-off as much as ~25 bps towards the end of the year.
The portfolio uses futures to adjust nominal duration and curve positioning, as a rates hedge, or to implement breakeven inflation views. FX forwards are used to hedge currency exposure or to express currency views.
Portfolio Managers:
BlackRock Financial Management, Inc.:	Akiva Dickstein
Chris Allen
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund
2018 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/3/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,905 for the Standard Class shares and to $11,650 for the Service Class shares. For comparison, look at how the Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged did over the same period. The same $10,000 investment would have increased to $12,059. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	+ 0.27%
Five Years	+ 1.23%
Inception (5/3/10)	+ 2.03%
Service Class Shares
One Year	+ 0.02%
Five Years	+ 0.97%
Inception (5/3/10)	+ 1.78%
1. The Bloomberg Barclays World Government 1-10 year Inflation-Linked Bond Index USD hedged measures the performance investment grade, government inflation-linked debt from 12 different developed market countries.
LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$996.50	0.49%	$2.47
Service Class Shares	1,000.00	995.30	0.74%	3.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.49%	$2.50
Service Class Shares	1,000.00	1,021.50	0.74%	3.77

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Non-Agency Collateralized Mortgage Obligations	0.02%
Non-Agency Commercial Mortgage-Backed Securities	0.25%
Sovereign Bonds	45.88%
Australia	2.73%
Canada	1.52%
Chile	0.04%
Denmark	0.44%
France	11.75%
Germany	3.20%
Indonesia	0.07%
Italy	8.04%
Japan	8.39%
Mexico	0.10%
New Zealand	0.11%
Spain	2.66%
Sweden	1.44%
United Kingdom	5.39%
U.S. Treasury Obligations	53.99%
Money Market Fund	0.11%
Total Investments	100.25%
Liabilities Net of Receivables and Other Assets	(0.25%)
Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	53.92%
AAA	9.32%
AA	17.21%
A	10.49%
BBB	8.65%
BB	0.00%
Non-Rated	0.41%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets
December 31, 2018
		Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.02%
ABN Amro Mortgage Series 2003-4 A4 5.50% 3/25/33		42,746	$ 42,499
♦CHL Mortgage Pass-Through Trust 2004-5 Series 2004-5 2A4 5.50% 5/25/34		81,642	81,719
♦WaMu Mortgage Pass-Through Certificates Series 2003-S11 Trust Series 2003-S11 3A5 5.95% 11/25/33		121,562	121,590
Wells Fargo Mortgage Backed Securities 2007-3 Trust Series 2007-3 3A1 5.50% 4/25/22		14,704	14,845
Total Non-Agency Collateralized Mortgage Obligations (Cost $268,584)			260,653
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.25%
BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 2.96% 12/10/30		1,014,000	1,017,548
BB-UBS Trust Series 2012-SHOW A 3.43% 11/5/36		930,000	930,100
Goldman Sachs Mortgage Securities Trust Series 2012-ALOH A 3.55% 4/10/34		883,000	889,969
•Irvine Core Office Trust Series 2013-IRV A2 3.17% 5/15/48		798,000	795,891
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 A4 2.92% 2/15/46		357,000	351,964
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $4,052,463)			3,985,472
ΔSOVEREIGN BONDS–45.88%
Australia–2.73%
Australia Government Bonds
0.75% 11/21/27	AUD	35,310,000	25,682,121
1.25% 2/21/22	AUD	5,255,000	4,300,442
3.00% 9/20/25	AUD	6,115,000	6,083,648
4.00% 8/20/20	AUD	5,195,000	6,626,077
			42,692,288
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Canada–1.52%
Canadian Government Real Return Bonds
4.00% 12/1/31	CAD	4,196,535	$ 4,336,614
4.25% 12/1/21	CAD	22,321,759	18,030,395
4.25% 12/1/26	CAD	1,496,205	1,405,208
			23,772,217
Chile–0.04%
Chile Government International Bond 3.24% 2/6/28		656,000	631,072
			631,072
Denmark–0.44%
Denmark Inflation Linked Government Bond 0.10% 11/15/23	DKK	42,554,770	6,927,066
			6,927,066
France–11.75%
French Republic Government Bond O.A.T
0.10% 3/1/21	EUR	11,786,950	13,875,266
0.10% 7/25/21	EUR	8,340,601	9,816,104
0.10% 3/1/25	EUR	17,174,292	20,510,976
0.10% 3/1/28	EUR	5,372,900	6,420,589
0.25% 7/25/24	EUR	7,011,619	8,589,893
1.10% 7/25/22	EUR	19,438,317	24,131,045
1.85% 7/25/27	EUR	27,448,267	38,335,133
2.10% 7/25/23	EUR	7,318,040	9,522,479
2.25% 7/25/20	EUR	42,303,012	51,132,984
3.40% 7/25/29	EUR	763,720	1,237,159
			183,571,628
Germany–3.20%
Deutsche Bundesrepublik Inflation Linked Bond
0.10% 4/15/23	EUR	12,507,869	15,112,063
0.10% 4/15/26	EUR	9,226,043	11,468,720
0.50% 4/15/30	EUR	4,428,078	5,869,826
1.75% 4/15/20	EUR	14,864,332	17,523,181
			49,973,790
Indonesia–0.07%
Indonesia Government International Bond 3.50% 1/11/28		1,210,000	1,122,038
			1,122,038
Italy–8.04%
Italy Buoni Poliennali Del Tesoro Inflation Linked Bonds
0.10% 5/15/22	EUR	10,162,664	11,344,575
0.45% 5/22/23	EUR	295,568	331,705
1.25% 10/27/20	EUR	14,056,289	16,488,288
1.30% 5/15/28	EUR	20,052,341	22,005,098
2.10% 9/15/21	EUR	17,784,460	21,230,418
2.35% 9/15/19	EUR	5,185,260	6,040,474
2.35% 9/15/24	EUR	1,694,634	2,050,943
LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Italy (continued)
Italy Buoni Poliennali Del Tesoro Inflation Linked Bonds (continued)
2.60% 9/15/23	EUR	19,033,254	$ 23,286,144
3.10% 9/15/26	EUR	18,000,030	22,859,738
			125,637,383
Japan–8.39%
Japanese Government CPI Linked Bonds
0.10% 9/10/23	JPY	675,855,200	6,298,856
0.10% 3/10/24	JPY	769,507,200	7,189,229
0.10% 9/10/24	JPY	1,041,870,500	9,752,832
0.10% 3/10/25	JPY	2,969,484,000	27,864,735
0.10% 3/10/26	JPY	2,022,338,162	19,069,262
0.10% 3/10/27	JPY	3,185,635,332	30,081,954
0.10% 3/10/28	JPY	3,274,491,342	30,831,395
			131,088,263
Mexico–0.10%
Mexico Government International Bond 3.75% 1/11/28		1,750,000	1,641,080
			1,641,080
New Zealand–0.11%
New Zealand Government Inflation Linked Bond 2.50% 9/20/40	NZD	2,147,000	1,714,292
			1,714,292
Spain–2.66%
Spain Government Inflation Linked Bonds
0.15% 11/30/23	EUR	1,037,553	1,225,789
0.30% 11/30/21	EUR	14,399,104	17,102,957
0.65% 11/30/27	EUR	6,307,757	7,562,918
0.70% 11/30/33	EUR	1,523,108	1,756,804
1.80% 11/30/24	EUR	10,746,216	13,921,394
			41,569,862
Sweden–1.44%
Sweden Inflation Linked Bonds
0.13% 6/1/19	SEK	17,465,000	2,090,336
0.13% 6/1/26	SEK	12,325,000	1,665,879
0.13% 12/1/27	SEK	4,090,000	552,012
0.25% 6/1/22	SEK	22,950,000	2,985,355
1.00% 6/1/25	SEK	31,395,000	4,418,094
3.50% 12/1/28	SEK	25,000,000	5,553,532
4.00% 12/1/20	SEK	30,130,000	5,184,538
			22,449,746
United Kingdom–5.39%
United Kingdom Gilt Inflation Linked Bonds
0.13% 11/22/19	GBP	24,285,550	31,588,859
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
United Kingdom (continued)
United Kingdom Gilt Inflation Linked Bonds (continued)
0.13% 3/22/24	GBP	9,006,843	$ 12,919,244
0.75% 11/22/47	GBP	1,389,799	3,233,481
1.25% 11/22/27	GBP	3,239,683	5,445,080
1.88% 11/22/22	GBP	6,266,349	9,330,435
2.50% 4/16/20	GBP	4,740,000	21,680,981
			84,198,080
Total Sovereign Bonds (Cost $720,676,729)			716,988,805
U.S. TREASURY OBLIGATIONS–53.99%
U.S. Treasury Inflation Index Bond 0.63% 4/15/23		36,350,032	35,760,290
U.S. Treasury Inflation Protected Security
0.13% 4/15/21		27,190,711	26,453,322
0.13% 1/15/22		59,728,656	57,987,148
0.13% 4/15/22		44,060,677	42,638,458
0.13% 7/15/22		36,578,527	35,535,076
0.13% 1/15/23		28,437,508	27,471,942
0.13% 7/15/24		44,659,098	42,837,329
0.13% 7/15/26		52,905,241	49,701,649
0.25% 1/15/25		75,672,906	72,485,344
0.38% 7/15/23		10,654,113	10,419,946
0.38% 7/15/25		37,150,589	35,838,709
0.38% 1/15/27		69,539,543	66,092,899
0.38% 7/15/27		51,144,286	48,549,779
0.50% 1/15/28		23,414,654	22,359,013
0.63% 7/15/21		54,400,699	53,815,230
0.63% 1/15/24		40,125,473	39,509,479
0.63% 1/15/26		57,340,174	55,848,434
0.75% 7/15/28		63,776,996	62,468,239
*1.00% 2/15/48		12,802,618	12,156,653
1.75% 1/15/28		3,313,325	3,520,839
2.00% 1/15/26		3,924,074	4,189,299
*2.38% 1/15/25		25,707,624	27,803,386
2.38% 1/15/27		570,534	630,030
*2.50% 1/15/29		8,530,851	9,717,617
Total U.S. Treasury Obligations (Cost $853,823,366)			843,790,110

	Number of Shares
MONEY MARKET FUND–0.11%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	1,687,203	1,687,203
Total Money Market Fund (Cost $1,687,203)		1,687,203

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–100.25% (Cost $1,580,508,345)	1,566,712,243
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.25%)	(3,948,395)
NET ASSETS APPLICABLE TO 160,956,225 SHARES OUTSTANDING –100.00%	$1,562,763,848
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($766,172,805 / 78,914,671 Shares)	$9.709
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($796,591,043 / 82,041,554 Shares)	$9.710
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,706,853,894
Distributable earnings/(accumulated loss)	(144,090,046)
TOTAL NET ASSETS	$1,562,763,848

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
Δ Securities have been classified by country of origin.
* Partially pledged as collateral for open derivatives.
★	Includes $5,428,002 payable for securities purchased, $3,247,089 payable for fund shares redeemed, $108,941 other accrued expenses payable, $770,355 due to manager and affiliates, $1,037,194 due to custodian and $285,673 variation margin due to broker on futures contracts as of December 31, 2018.

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2018:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
ANZB	EUR	(4,210,000)	USD	4,802,954	3/20/19	$ —	$ (53,524)
ANZB	JPY	181,192,332	USD	(1,599,438)	3/20/19	64,573	—
BCLY	GBP	(1,110,000)	USD	1,415,960	2/5/19	—	(1,405)
BCLY	JPY	172,975,000	USD	(1,580,285)	2/5/19	2,349	—
BCLY	SEK	(197,144,000)	USD	21,827,956	2/5/19	—	(481,571)
CITI	AUD	(58,221,000)	USD	42,381,425	2/5/19	1,343,780	—
CITI	AUD	4,490,911	USD	(3,227,393)	3/20/19	—	(59,879)
CITI	AUD	(2,217,401)	USD	1,589,701	3/20/19	25,731	—
CITI	EUR	1,400,000	USD	(1,589,701)	3/20/19	25,280	—
CITI	GBP	(4,018,000)	USD	5,150,274	2/5/19	19,665	—
CITI	GBP	750,441	USD	(957,000)	2/5/19	1,243	—
CITI	GBP	(1,280,000)	USD	1,610,431	3/20/19	—	(27,456)
CITI	JPY	(182,546,775)	USD	1,616,962	3/20/19	—	(59,488)
CITI	MXN	84,002,765	USD	(4,070,000)	1/31/19	183,025	—
CITI	MXN	(83,054,862)	USD	4,070,000	1/31/19	—	(135,033)
DB	MXN	84,365,809	USD	(4,070,000)	1/31/19	201,406	—
GSI	CAD	2,170,000	USD	(1,618,739)	3/20/19	—	(26,261)
GSI	CAD	(2,151,401)	USD	1,610,000	3/20/19	31,172	—
GSI	JPY	(364,281,237)	USD	3,238,739	3/20/19	—	(106,702)
MSC	EUR	(386,176,000)	USD	440,282,818	2/5/19	—	(3,532,702)
MSC	EUR	30,927,000	USD	(35,327,223)	2/5/19	215,853	—
MSC	GBP	23,414,695	USD	(29,886,827)	2/5/19	17,975	(6,434)
MSC	GBP	(89,507,000)	USD	114,375,159	2/5/19	235,481	(152,359)
MSC	MXN	(83,614,894)	USD	4,070,000	1/31/19	—	(163,387)
NAB	CAD	(17,219,000)	USD	13,086,672	2/5/19	462,015	—
NSI	GBP	1,651,000	USD	(2,097,171)	2/5/19	11,001	—
SCB	GBP	1,982,415	USD	(2,512,000)	2/5/19	19,357	—
TDB	CAD	(14,283,000)	USD	10,499,944	2/5/19	27,909	—
TDB	NZD	(2,383,000)	USD	1,636,313	2/5/19	35,803	—
TNTC	DKK	(43,956,000)	USD	6,715,890	2/5/19	—	(51,359)
UBS	EUR	3,951,000	USD	(4,522,251)	3/20/19	35,456	—
UBS	GBP	367,017	USD	(465,000)	2/5/19	3,646	—
UBS	JPY	(14,649,838,000)	USD	129,743,097	2/5/19	—	(4,295,553)
UBS	JPY	128,566,000	USD	(1,154,786)	2/5/19	21,529	—
Total Foreign Currency Exchange Contracts						$2,984,249	$(9,153,113)
LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(269)	Australia 10 yr Bonds	$(25,137,939)	$(24,889,771)	3/15/19	$ —	$ (248,168)
(40)	Euro-BOBL	(8,277,812)	(8,153,113)	3/7/19	—	(124,699)
(72)	Euro-BTP	(10,544,380)	(10,153,297)	3/7/19	—	(391,083)
(47)	Euro-Bund	(8,806,667)	(8,754,922)	3/7/19	—	(51,745)
(170)	Euro-O.A.T.	(29,372,439)	(29,387,846)	3/7/19	15,407	—
(60)	Japan 10 yr Bonds (OSE)	(83,470,645)	(83,207,283)	3/13/19	—	(263,362)
377	Long Gilt	59,186,155	58,730,013	3/27/19	456,142	—
(109)	U.S. Treasury 10 yr Notes	(13,299,703)	(13,021,874)	3/20/19	—	(277,829)
(69)	U.S. Treasury 2 yr Notes	(14,649,563)	(14,640,197)	3/29/19	—	(9,366)
(83)	U.S. Treasury 5 yr Notes	(9,519,062)	(9,514,486)	3/29/19	—	(4,576)
18	U.S. Treasury Ultra Bonds	2,891,813	2,736,567	3/20/19	155,246	—
(215)	U.S. Treasury Ultra Notes	(27,966,797)	(27,096,448)	3/20/19	—	(870,349)
Total Futures Contracts					$626,795	$(2,241,177)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ANZB–Australian and New Zealand Banking Group Limited
AUD–Australian Dollar
BAMLL–Bank of America Merrill Lynch Large Loan
BCLY–Barclays Bank
BOBL–Bundesobligationen
BTP–Buoni del Tesoro Poliennali
CAD–Canadian Dollar
CITI–Citigroup Global Markets
CPI–Consumer Price Index
DB–Deutsche Bank
DKK–Danish Krone
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
JPY–Japanese Yen
MSC–Morgan Stanley & Co.
MXN–Mexican Peso
NAB–National Australia Bank
NSI–Nomura Securities International
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
OSE–Osaka Securities Exchange
SCB–Standard Chartered Bank
SEK–Swedish Krona
TDB–Toronto-Dominion Bank
TNTC–The Northern Trust Company
UBS–Union Bank of Switzerland
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$ 31,398,724
Dividends	528,409
Foreign Taxes Withheld	(53)
31,927,080
EXPENSES:
Management fees	6,132,559
Distribution fees-Service Class	2,096,084
Shareholder servicing fees	426,485
Accounting and administration expenses	354,731
Reports and statements to shareholders	99,212
Custodian fees	68,430
Professional fees	66,528
Trustees’ fees and expenses	45,343
Pricing fees	13,147
Consulting fees	2,479
Other	9,925
Total operating expenses	9,314,923
NET INVESTMENT INCOME	22,612,157
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(12,759,259)
Foreign currencies	6,497,496
Foreign currency exchange contracts	46,229,154
Futures contracts	2,712,080
Net realized gain	42,679,471
Net change in unrealized appreciation (depreciation) of:
Investments	(55,875,544)
Foreign currencies	(51,725)
Foreign currency exchange contracts	(4,096,104)
Futures contracts	(2,760,937)
Net change in unrealized appreciation (depreciation)	(62,784,310)
NET REALIZED AND UNREALIZED LOSS	(20,104,839)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,507,318
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 22,612,157	$ 11,795,851
Net realized gain (loss)	42,679,471	(31,191,801)
Net change in unrealized appreciation (depreciation)	(62,784,310)	45,612,922
Net increase in net assets resulting from operations	2,507,318	26,216,972
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(21,709,280)	(8,283,253)
Service Class	(21,359,376)	(13,962,277)
Return of capital:
Standard Class	(17,346,157)	—
Service Class	(17,066,588)	—
	(77,481,401)	(22,245,530)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	505,310,497	51,002,861
Service Class	81,060,031	114,146,053
Reinvestment of dividends and distributions:
Standard Class	39,055,437	8,283,253
Service Class	38,425,964	13,962,277
	663,851,929	187,394,444
Cost of shares redeemed:
Standard Class	(114,972,532)	(218,049,856)
Service Class	(134,998,102)	(84,887,469)
	(249,970,634)	(302,937,325)
Increase (decrease) in net assets derived from capital share transactions	413,881,295	(115,542,881)
NET INCREASE (DECREASE) IN NET ASSETS	338,907,212	(111,571,439)
NET ASSETS:
Beginning of year	1,223,856,636	1,335,428,075
End of year	$1,562,763,848	$1,223,856,636
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (8,283,253)
Service Class		(13,962,277)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.209	$ 10.158	$ 9.936	$ 10.351	$ 10.189
Income (loss) from investment operations:
Net investment income[1]	0.170	0.108	0.021	0.010	0.120
Net realized and unrealized gain (loss)	(0.143)	0.112	0.334	(0.302)	0.194
Total from investment operations	0.027	0.220	0.355	(0.292)	0.314
Less dividends and distributions from:
Net investment income	(0.293)	(0.169)	(0.133)	(0.123)	(0.152)
Return of capital	(0.234)	—	—	—	—
Total dividends and distributions	(0.527)	(0.169)	(0.133)	(0.123)	(0.152)
Net asset value, end of period	$ 9.709	$ 10.209	$ 10.158	$ 9.936	$ 10.351
Total return[2]	0.27%	2.18%	3.57%	(2.82%)	3.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$766,173	$373,352	$530,309	$537,382	$370,362
Ratio of expenses to average net assets	0.49%	0.49%	0.47%	0.46%	0.46%
Ratio of net investment income to average net assets	1.68%	1.05%	0.21%	0.10%	1.14%
Portfolio turnover	107%	101%	82%	367%	378%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.184	$ 10.158	$ 9.912	$ 10.352	$ 10.164
Income (loss) from investment operations:
Net investment income (loss)[1]	0.145	0.082	(0.004)	(0.016)	0.094
Net realized and unrealized gain (loss)	(0.143)	0.113	0.332	(0.301)	0.193
Total from investment operations	0.002	0.195	0.328	(0.317)	0.287
Less dividends and distributions from:
Net investment income	(0.265)	(0.169)	(0.082)	(0.123)	(0.099)
Return of capital	(0.211)	—	—	—	—
Total dividends and distributions	(0.476)	(0.169)	(0.082)	(0.123)	(0.099)
Net asset value, end of period	$ 9.710	$ 10.184	$ 10.158	$ 9.912	$ 10.352
Total return[2]	0.02%	1.94%	3.30%	(3.07%)	2.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$796,591	$850,504	$805,119	$795,414	$846,056
Ratio of expenses to average net assets	0.74%	0.74%	0.72%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets	1.43%	0.80%	(0.04%)	(0.15%)	0.89%
Portfolio turnover	107%	101%	82%	367%	378%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $500 million.   The management fee is calculated daily and paid monthly.
BlackRock Financial Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$81,933
Legal	15,912
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $81,343 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$560,112
Distribution fees payable to LFD	171,901
Printing and mailing fees payable to Lincoln Life	(727)
Shareholder servicing fees payable to Lincoln Life	39,069
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$1,082,360,547
Purchases of U.S. government securities	833,242,647
Sales other than U.S. government securities	946,220,436
Sales of U.S. government securities	575,924,947
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,596,711,529
Aggregate unrealized appreciation of investments and derivatives	$ 14,408,208
Aggregate unrealized depreciation of investments and derivatives	(44,970,382)
Net unrealized depreciation of investments and derivatives	$ (30,562,174)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Non-Agency Collateralized Mortgage Obligations	$ —	$ 260,653	$—	$ 260,653
Non-Agency Commercial Mortgage-Backed Securities	—	3,985,472	—	3,985,472
Sovereign Bonds	—	716,988,805	—	716,988,805
U.S. Treasury Obligations	—	843,790,110	—	843,790,110
Money Market Fund	1,687,203	—	—	1,687,203
Total Investments	$1,687,203	$1,565,025,040	$—	$1,566,712,243
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 2,984,249	$—	$ 2,984,249
Futures Contracts	$ 626,795	$ —	$—	$ 626,795
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(9,153,113)	$—	$(9,153,113)
Futures Contracts	$(2,241,177)	$ —	$—	$(2,241,177)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and straddle, mark-to-market on forward contracts and mark-to-market on futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$43,068,656	$22,245,530
Return of capital	34,412,745	—
Total	$77,481,401	$22,245,530
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(108,401,737)
Other temporary differences	(5,126,745)
Net unrealized depreciation	(30,561,564)
Distributable earnings/(accumulated loss)	$(144,090,046)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$54,477,607	$53,924,130	$108,401,737
LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	49,708,543	5,010,642
Service Class	8,000,400	11,205,126
Shares reinvested:
Standard Class	3,997,307	817,211
Service Class	3,935,158	1,379,808
	65,641,408	18,412,787
Shares redeemed:
Standard Class	(11,360,570)	(21,465,052)
Service Class	(13,406,642)	(8,328,324)
	(24,767,212)	(29,793,376)
Net increase (decrease)	40,874,196	(11,380,589)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2018, the Fund pledged securities with a value of $2,277,281 as collateral for futures contracts.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.
LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$2,984,249	Liabilities net of receivables and other assets	$ (9,153,113)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	626,795	Liabilities net of receivables and other assets	(2,241,177)
Total		$3,611,044		$(11,394,290)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$46,229,154	$(4,096,104)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,712,080	(2,760,937)
Total		$48,941,234	$(6,857,041)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$128,000,544	$760,099,315
Futures contracts (average notional value)	233,393,463	249,586,530
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
At December 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Australia and New Zealand Banking Group Limited	$ 64,573	$ (53,524)	$ 11,049
Barclays Bank PLC	2,349	(482,976)	(480,627)
Citigroup Global Markets	1,598,724	(281,856)	1,316,868
Deutsche Bank	201,406	—	201,406
Goldman Sachs International	31,172	(132,963)	(101,791)
Morgan Stanley Capital	469,309	(3,854,882)	(3,385,573)
National Australia Bank Limited	462,015	—	462,015
Nomura Securities International	11,001	—	11,001
Standard Chartered Bank	19,357	—	19,357
TNTC	—	(51,359)	(51,359)
Toronto Dominion Bank	63,712	—	63,712
UBS AG	60,631	(4,295,553)	(4,234,922)
Total	$2,984,249	$(9,153,113)	$(6,168,864)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure
Australia and New Zealand Banking Group Limited	$ 11,049	$—	$—	$—	$—	$ 11,049
Barclays Bank PLC	(480,627)	—	—	—	—	(480,627)
Citigroup Global Markets	1,316,868	—	—	—	—	1,316,868
Deutsche Bank	201,406	—	—	—	—	201,406
Goldman Sachs International	(101,791)	—	—	—	—	(101,791)
Morgan Stanley Capital	(3,385,573)	—	—	—	—	(3,385,573)
National Australia Bank Limited	462,015	—	—	—	—	462,015
Nomura Securities International	11,001	—	—	—	—	11,001
Standard Chartered Bank	19,357	—	—	—	—	19,357
TNTC	(51,359)	—	—	—	—	(51,359)
Toronto Dominion Bank	63,712	—	—	—	—	63,712
UBS AG	(4,234,922)	—	—	—	—	(4,234,922)
Total	$(6,168,864)	$—	$—	$—	$—	$(6,168,864)
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP BlackRock Inflation Protected Bond Fund–19

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–20

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Inflation Protected Bond Fund–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Inflation Protected Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP BlackRock Inflation Protected Bond Fund–22

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP BlackRock Inflation Protected Bond Fund–23

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the LVIP BlackRock Inflation Protected Bond Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Inflation Protected Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Bloomberg Barclays World Government IL 1-10 Yr Hdg TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board considered LIAC’s view as to the primary causes of underperformance, including a long inflation bias at the longer end of the yield curve in the U.S., transaction costs and a short U.S. duration position. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, compared to the subadvisory fees of comparable funds sub-advised by BlackRock. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP BlackRock Inflation Protected Bond Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP BlackRock Inflation Protected Bond Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP BlackRock Inflation Protected Bond Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP BlackRock Inflation Protected Bond Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Inflation Protected Bond Fund–28

LVIP BlackRock Scientific Allocation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock Scientific Allocation Fund

LVIP BlackRock Scientific Allocation Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Scientific Allocation Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned (5.37)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the LVIP BlackRock Scientific Allocation Composite1, returned (4.52)% and its broad-based benchmark index, the MSCI All Country World Index (net dividends)2, returned (9.42)%.
Coming into 2018, synchronized global growth was a prevalent theme within the U.S., taking the lead from Europe and China in driving economic expansion. Unprecedented US fiscal stimulus and plans for more government spending were turning past headwinds to U.S. growth into tailwinds. These tailwinds initially pushed Treasury yields higher in the first quarter before rallying in the second quarter as bouts of volatility hit the market -- first in Equities, and then in Investment Grade Credit and Emerging Markets, which ultimately caused these sectors to come under pressure. 2018 market conditions were heavily impacted by geo-political uncertainty. A combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. Despite the market uncertainty, above-trend US growth continued throughout 2018, with the unemployment rate reaching its lowest levels since 1969.
The portfolio’s allocation to equities detracted to returns, while the fixed income allocation contributed.
The equity allocation returned -10.23% for the year, underperforming the MSCI ACWI by 82 basis points. Performance was mixed over the course of 2018 with the model proving to be resilient in the face of spiked volatility in the first quarter and succumbing to increased uncertainty in the fourth quarter. Momentum timing signals were additive in the first quarter, only to see a reversal towards the middle of the year with trending/momentum signals detracting after enjoying a sustained outperformance. The Macro Thematic positioning, driven by country selection favoring Europe, had a negative impact. In aggregate, the Sentiment and Thematic buckets were positive - particularly, sector timing signals and natural language processing related signals significantly outperformed. Equity performance was the most challenged over the course of the fourth quarter as there was a reversal in both momentum and growth, which was coupled with increased uncertainty over trade resolutions and global economic growth. On the positive side, sustainability signals that focus on employee sentiment and corporate governance were positive contributors that helped to diversify away from the model’s broad-based detraction over the period.
The fixed income allocation outperformed the Bloomberg Barclays US Aggregate Bond Index3 by 9 basis points. The underlying allocation to US rates strategies were the largest contributor to performance, due to our curve positioning around Treasury auctions. Throughout the year our models tended to lean towards a curve flattener, which outperformed in 2018. Credit security selection was also positive throughout the year. A gradual underweight to the Capital goods sector through the year was beneficial to performance as trade war concerns impacted the sector. Within Consumer Non-Cyclical, an underweight and security selection in sub-sectors like food, healthcare and pharma were also tailwinds to performance. Mortgage security selection detracted throughout the year, as an up-in-coupon bias hurt as the curve continued to flatten. The Fund continues to hold on to its up-in-coupon position. Asset allocation strategies also detracted as we were overweight spread assets which underperformed in 2018.
The portfolio may hold derivatives, such as futures, with its primary purpose is to manage flows and equitize cash. In addition, the fixed income allocation utilized CPI Swaps as part of our inflation strategy, which contributed positively to performance.
Portfolio Managers:
BlackRock Investment Management, LLC:	Raffaele Savi
Kevin Franklin
Scott Radell, CFA
James Mauro
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Scientific Allocation Fund–1

LVIP BlackRock Scientific Allocation Fund
2018 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Scientific Allocation Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,059. For comparison, look at how the LVIP BlackRock Scientific Allocation Composite and MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $19,263 and $24,689, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 5.37%
Five Years	+ 3.21%
Ten Years	+ 7.21%
Service Class Shares
One Year	- 5.60%
Five Years	+ 2.95%
Ten Years	+ 7.01%
1. The BlackRock Scientific Allocation Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The BlackRock Scientific Allocation Composite is constructed as follows: 50% MSCI All Country World Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
2. The MSCI All Country World Index (net dividends)is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The indexes consists of more than 20 developed-market country indexes, including the United States.
3. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP BlackRock Scientific Allocation Fund–2

LVIP BlackRock Scientific Allocation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$956.60	0.73%	$3.60
Service Class Shares	1,000.00	955.50	0.98%	4.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.72
Service Class Shares	1,000.00	1,020.30	0.98%	4.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Scientific Allocation Fund–3

LVIP BlackRock Scientific Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	44.88%
U.S. Markets	24.64%
Aerospace & Defense	0.69%
Air Freight & Logistics	0.03%
Airlines	0.05%
Auto Components	0.03%
Banks	2.02%
Beverages	0.07%
Biotechnology	0.72%
Building Products	0.10%
Capital Markets	0.68%
Chemicals	0.13%
Commercial Services & Supplies	0.05%
Communications Equipment	0.41%
Construction Materials	0.02%
Consumer Finance	0.42%
Containers & Packaging	0.04%
Diversified Consumer Services	0.06%
Diversified Financial Services	0.03%
Diversified Telecommunication Services	0.05%
Electric Utilities	0.22%
Electrical Equipment	0.17%
Electronic Equipment, Instruments & Components	0.22%
Energy Equipment & Services	0.03%
Equity Real Estate Investment Trusts	0.79%
Food & Staples Retailing	0.41%
Food Products	0.27%
Gas Utilities	0.10%
Health Care Equipment & Supplies	0.76%
Health Care Providers & Services	1.00%
Health Care Technology	0.01%
Hotels, Restaurants & Leisure	0.66%
Household Durables	0.02%
Household Products	0.09%
Industrial Conglomerates	0.19%
Insurance	1.22%
Internet & Direct Marketing Retail	0.67%
Internet Software & Services	0.89%
IT Services	1.43%
Life Sciences Tools & Services	0.27%
Machinery	0.51%
Media	0.34%
Metals & Mining	0.03%
Multiline Retail	0.49%
Multi-Utilities	0.46%
Oil, Gas & Consumable Fuels	1.38%
Personal Products	0.15%
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	1.36%
Professional Services	0.14%
Road & Rail	0.21%
Semiconductors & Semiconductor Equipment	0.88%
Software	1.66%
Specialty Retail	0.36%
Technology Hardware, Storage & Peripherals	1.14%
Textiles, Apparel & Luxury Goods	0.32%
Tobacco	0.15%
Transportation Infrastructure	0.02%
Wireless Telecommunication Services	0.02%
Developed Markets	14.97%
Aerospace & Defense	0.23%
Air Freight & Logistics	0.01%
Airlines	0.28%
Auto Components	0.26%
Automobiles	0.15%
Banks	1.93%
Beverages	0.57%
Biotechnology	0.10%
Building Products	0.08%
Capital Markets	0.16%
Chemicals	0.67%
Commercial Services & Supplies	0.05%
Construction & Engineering	0.32%
Construction Materials	0.02%
Consumer Finance	0.09%
Distributors	0.01%
Diversified Financial Services	0.01%
Diversified Telecommunication Services	0.87%
Electric Utilities	0.21%
Electrical Equipment	0.01%
Electronic Equipment, Instruments & Components	0.04%
Energy Equipment & Services	0.07%
Equity Real Estate Investment Trusts	0.01%
Food & Staples Retailing	0.29%
Food Products	0.42%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.08%
Health Care Providers & Services	0.02%
Hotels, Restaurants & Leisure	0.32%
Household Durables	0.03%
Household Products	0.03%
Industrial Conglomerates	0.12%
Insurance	0.86%
Interactive Media & Services	0.02%
Internet & Direct Marketing Retail	0.01%
Internet Software & Services	0.02%
IT Services	0.26%

LVIP BlackRock Scientific Allocation Fund–4

LVIP BlackRock Scientific Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Leisure Products	0.01%
Life Sciences Tools & Services	0.01%
Machinery	0.12%
Media	0.10%
Metals & Mining	0.56%
Multiline Retail	0.04%
Multi-Utilities	0.13%
Oil, Gas & Consumable Fuels	0.77%
Paper & Forest Products	0.10%
Personal Products	0.55%
Pharmaceuticals	1.30%
Professional Services	0.48%
Real Estate Management & Development	0.09%
Road & Rail	0.17%
Semiconductors & Semiconductor Equipment	0.09%
Software	0.26%
Specialty Retail	0.01%
Technology Hardware, Storage & Peripherals	0.02%
Textiles, Apparel & Luxury Goods	0.41%
Tobacco	0.70%
Trading Companies & Distributors	0.11%
Wireless Telecommunication Services	0.29%
Emerging Markets	5.27%
Air Freight & Logistics	0.00%
Airlines	0.01%
Auto Components	0.01%
Automobiles	0.05%
Banks	0.29%
Beverages	0.06%
Biotechnology	0.03%
Capital Markets	0.05%
Chemicals	0.07%
Construction & Engineering	0.23%
Construction Materials	0.07%
Consumer Finance	0.01%
Diversified Financial Services	0.04%
Diversified Telecommunication Services	0.15%
Electric Utilities	0.15%
Electrical Equipment	0.02%
Electronic Equipment, Instruments & Components	0.14%
Food & Staples Retailing	0.03%
Food Products	0.30%
Gas Utilities	0.00%
Health Care Equipment & Supplies	0.00%
Health Care Providers & Services	0.05%
Hotels, Restaurants & Leisure	0.00%
Household Durables	0.01%
Household Products	0.03%
Security Type/Sector	Percentage of Net Assets
Independent Power and Renewable Electricity Producers	0.07%
Industrial Conglomerates	0.04%
Insurance	0.07%
Interactive Media & Services	0.29%
Internet & Direct Marketing Retail	0.18%
IT Services	0.16%
Machinery	0.04%
Marine	0.07%
Media	0.05%
Metals & Mining	0.26%
Multiline Retail	0.01%
Oil, Gas & Consumable Fuels	0.92%
Paper & Forest Products	0.00%
Pharmaceuticals	0.05%
Professional Services	0.00%
Real Estate Management & Development	0.37%
Semiconductors & Semiconductor Equipment	0.15%
Specialty Retail	0.01%
Technology Hardware, Storage & Peripherals	0.21%
Textiles, Apparel & Luxury Goods	0.06%
Thrifts & Mortgage Finance	0.12%
Tobacco	0.01%
Transportation Infrastructure	0.04%
Water Utilities	0.02%
Wireless Telecommunication Services	0.27%
Preferred Stocks	0.33%
Agency Collateralized Mortgage Obligations	3.62%
Agency Commercial Mortgage-Backed Securities	0.82%
Agency Mortgage-Backed Securities	17.40%
Agency Obligations	0.19%
Corporate Bonds	23.33%
Aerospace & Defense	0.45%
Agriculture	0.54%
Auto Manufacturers	0.89%
Auto Parts & Equipment	0.12%
Banks	5.06%
Beverages	0.29%
Biotechnology	0.36%
Building Materials	0.13%
Chemicals	0.20%
Commercial Services	0.32%
Computers	0.78%
Diversified Financial Services	1.15%
Electric	1.90%
Electronics	0.20%
Food	0.27%
Forest Products & Paper	0.09%

LVIP BlackRock Scientific Allocation Fund–5

LVIP BlackRock Scientific Allocation Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Gas	0.14%
Health Care Products	1.29%
Health Care Services	0.33%
Insurance	0.39%
Internet	0.92%
Iron & Steel	0.24%
Leisure Time	0.05%
Machinery Diversified	0.07%
Media	1.18%
Miscellaneous Manufacturing	0.14%
Oil & Gas	0.52%
Pharmaceuticals	0.97%
Pipelines	1.05%
Real Estate Investment Trusts	1.26%
Retail	0.32%
Semiconductors	0.65%
Software	0.51%
Telecommunications	0.51%
Transportation	0.04%
Municipal Bonds	0.31%
Non-Agency Asset-Backed Securities	9.02%
Non-Agency Commercial Mortgage-Backed Securities	0.79%
Sovereign Bonds	0.36%
Money Market Fund	2.82%
Total Investments	103.87%
Liabilities Net of Receivables and Other Assets	(3.87%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	0.86%
Apple	0.82%
Amazon.com	0.57%
Johnson & Johnson	0.45%
Citigroup	0.42%
Toronto-Dominion Bank	0.42%
UnitedHealth Group	0.41%
Bank of America	0.40%
L'Oreal	0.38%
Morgan Stanley	0.38%
Total	5.11%

Geography	Percentage of Net Assets
Australia	1.07%
Austria	0.10%
Belgium	0.10%
Brazil	0.74%
Canada	1.83%
China	1.72%
Denmark	0.21%
Finland	0.21%
France	1.35%
Germany	1.47%
Hong Kong	0.94%
Hungary	0.11%
India	0.58%
Indonesia	0.15%
Ireland	0.54%
Israel	0.06%
Italy	0.46%
Japan	3.47%
Luxembourg	0.00%
Malaysia	0.08%
Mexico	0.41%
Netherlands	1.13%
New Zealand	0.01%
Norway	0.35%
Philippines	0.13%
Poland	0.38%
Republic of Korea	0.27%
Russia	0.18%
Singapore	0.09%
South Africa	0.22%
Spain	0.26%
Sweden	0.23%
Switzerland	1.72%
Taiwan	0.48%
Thailand	0.27%
Turkey	0.24%
United Kingdom	3.27%
United States	76.15%
Uruguay	0.07%
Total	101.05%

IT–Information Technology

LVIP BlackRock Scientific Allocation Fund–6

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–44.88%
U.S. MARKETS–24.64%
Aerospace & Defense–0.69%
Boeing	624	$ 201,240
Curtiss-Wright	76	7,761
HEICO	63	4,881
Lockheed Martin	222	58,129
Raytheon	1,067	163,624
United Technologies	260	27,685
		463,320
Air Freight & Logistics–0.03%
FedEx	61	9,841
United Parcel Service Class B	121	11,801
		21,642
Airlines–0.05%
Southwest Airlines	741	34,442
		34,442
Auto Components–0.03%
BorgWarner	220	7,642
Dana	514	7,006
Tenneco Class A	156	4,273
		18,921
Banks–2.02%
Bank of America	10,922	269,118
BB&T	1,407	60,951
Citigroup	5,449	283,675
Citizens Financial Group	5,497	163,426
Cullen/Frost Bankers	121	10,641
First Horizon National	677	8,909
Huntington Bancshares	1,631	19,441
JPMorgan Chase & Co.	1,977	192,995
PacWest Bancorp	1,167	38,838
Prosperity Bancshares	227	14,142
Regions Financial	1,276	17,073
SunTrust Banks	1,024	51,651
Synovus Financial	166	5,310
†Texas Capital Bancshares	180	9,196
Webster Financial	188	9,267
Wells Fargo & Co.	4,393	202,429
		1,357,062
Beverages–0.07%
Constellation Brands Class A	223	35,863
PepsiCo	72	7,954
		43,817
Biotechnology–0.72%
AbbVie	1,220	112,472
†Alexion Pharmaceuticals	177	17,233
†Alkermes	170	5,017
†Alnylam Pharmaceuticals	92	6,708
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Biotechnology (continued)
Amgen	501	$ 97,530
†Biogen	152	45,740
†BioMarin Pharmaceutical	192	16,349
†Celgene	582	37,300
Gilead Sciences	1,006	62,925
†Incyte	190	12,082
†Regeneron Pharmaceuticals	60	22,410
†Seattle Genetics	111	6,289
†United Therapeutics	49	5,336
†Vertex Pharmaceuticals	212	35,130
		482,521
Building Products–0.10%
Fortune Brands Home & Security	1,692	64,279
Kingspan Group	130	5,573
		69,852
Capital Markets–0.68%
Ameriprise Financial	849	88,610
Charles Schwab	2,422	100,586
Evercore Class A	167	11,951
Morgan Stanley	6,419	254,513
		455,660
Chemicals–0.13%
Air Products & Chemicals	373	59,698
Cabot	120	5,153
Trinseo	183	8,378
WR Grace & Co.	175	11,359
		84,588
Commercial Services & Supplies–0.05%
†Clean Harbors	148	7,304
Waste Management	328	29,188
		36,492
Communications Equipment–0.41%
Cisco Systems	4,507	195,288
Motorola Solutions	697	80,183
		275,471
Construction Materials–0.02%
Eagle Materials	201	12,267
		12,267
Consumer Finance–0.42%
American Express	2,424	231,056
Capital One Financial	505	38,173
Synchrony Financial	387	9,079
		278,308
LVIP BlackRock Scientific Allocation Fund–7

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Containers & Packaging–0.04%
Smurfit Kappa Group	145	$ 3,858
WestRock	560	21,146
		25,004
Diversified Consumer Services–0.06%
H&R Block	1,607	40,770
		40,770
Diversified Financial Services–0.03%
†Berkshire Hathaway Class B	108	22,051
		22,051
Diversified Telecommunication Services–0.05%
Verizon Communications	578	32,495
		32,495
Electric Utilities–0.22%
American Electric Power	233	17,415
Eversource Energy	357	23,219
IDACORP	119	11,074
OGE Energy	225	8,818
Pinnacle West Capital	151	12,865
PNM Resources	271	11,135
Portland General Electric	584	26,777
PPL	1,294	36,659
		147,962
Electrical Equipment–0.17%
AMETEK	342	23,153
Eaton	274	18,813
Hubbell	111	11,027
Rockwell Automation	389	58,537
		111,530
Electronic Equipment, Instruments & Components–0.22%
CDW	112	9,078
National Instruments	209	9,484
TE Connectivity	1,687	127,588
		146,150
Energy Equipment & Services–0.03%
Halliburton	686	18,234
		18,234
Equity Real Estate Investment Trusts–0.79%
Apartment Investment & Management Class A	267	11,716
Brandywine Realty Trust	46	592
Equity LifeStyle Properties	107	10,393
Highwoods Properties	249	9,634
Host Hotels & Resorts	2,479	41,325
Lamar Advertising Class A	161	11,138
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Park Hotels & Resorts	859	$ 22,317
Prologis	3,548	208,338
Realty Income	2,003	126,269
Simon Property Group	334	56,108
SL Green Realty	159	12,574
Sunstone Hotel Investors	627	8,157
Weingarten Realty Investors	512	12,703
		531,264
Food & Staples Retailing–0.41%
Costco Wholesale	751	152,986
Walmart	1,311	122,120
		275,106
Food Products–0.27%
Archer-Daniels-Midland	963	39,454
Conagra Brands	1,125	24,030
Hershey	238	25,509
JM Smucker	96	8,975
Kellogg	943	53,760
†Pilgrim's Pride	1,794	27,825
		179,553
Gas Utilities–0.10%
Atmos Energy	717	66,480
		66,480
Health Care Equipment & Supplies–0.76%
Danaher	2,287	235,836
†DexCom	79	9,464
†IDEXX Laboratories	515	95,800
†Masimo	509	54,651
Medtronic	732	66,583
STERIS	130	13,891
Stryker	227	35,582
		511,807
Health Care Providers & Services–1.00%
AmerisourceBergen	1,025	76,260
Anthem	75	19,697
Cardinal Health	444	19,802
†Cigna	194	36,845
CVS Health	425	27,846
Encompass Health	10	617
Humana	236	67,609
McKesson	480	53,026
†MEDNAX	280	9,240
Quest Diagnostics	915	76,192
UnitedHealth Group	1,114	277,520
†WellCare Health Plans	33	7,791
		672,445

LVIP BlackRock Scientific Allocation Fund–8

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Technology–0.01%
†Veeva Systems Class A	105	$ 9,379
		9,379
Hotels, Restaurants & Leisure–0.66%
Carnival	2,647	130,497
Darden Restaurants	1,209	120,731
Domino's Pizza	291	72,165
Dunkin' Brands Group	257	16,479
Extended Stay America	930	14,415
Las Vegas Sands	596	31,022
McDonald's	316	56,112
		441,421
Household Durables–0.02%
Garmin	160	10,131
		10,131
Household Products–0.09%
Procter & Gamble	685	62,965
		62,965
Industrial Conglomerates–0.19%
3M	168	32,011
Honeywell International	731	96,579
		128,590
Insurance–1.22%
Allstate	2,955	244,172
American Financial Group	76	6,880
CNA Financial	3,417	150,860
First American Financial	273	12,187
Hartford Financial Services Group	2,008	89,256
MetLife	1,037	42,579
Principal Financial Group	1,076	47,527
Progressive	200	12,066
Prudential Financial	1,761	143,610
Travelers	80	9,580
Unum Group	2,017	59,259
		817,976
Internet & Direct Marketing Retail–0.67%
†Amazon.com	255	383,002
†Netflix	119	31,852
†VeriSign	228	33,810
		448,664
Internet Software & Services–0.89%
†Alphabet Class A	133	138,980
†Alphabet Class C	172	178,125
†Facebook Class A	1,756	230,194
†GoDaddy Class A	540	35,435
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Internet Software & Services (continued)
†Yelp	351	$ 12,281
		595,015
IT Services–1.43%
Accenture Class A	365	51,469
Alliance Data Systems	80	12,006
Automatic Data Processing	982	128,760
Booz Allen Hamilton Holding	1,771	79,819
Fidelity National Information Services	1,111	113,933
Genpact	437	11,795
International Business Machines	791	89,913
Mastercard Class A	1,184	223,362
Total System Services	283	23,005
Visa Class A	1,550	204,507
Western Union	1,293	22,058
		960,627
Life Sciences Tools & Services–0.27%
Agilent Technologies	2,418	163,118
†ICON	153	19,769
		182,887
Machinery–0.51%
Caterpillar	269	34,182
Crane	156	11,260
Illinois Tool Works	689	87,289
Ingersoll-Rand	1,670	152,354
ITT	195	9,413
PACCAR	381	21,770
Snap-on	142	20,631
Timken	193	7,203
		344,102
Media–0.34%
Altice USA Class A	721	11,911
Cinemark Holdings	477	17,077
Comcast Class A	3,649	124,248
Interpublic Group	3,073	63,396
Sirius XM Holdings	1,722	9,833
		226,465
Metals & Mining–0.03%
Reliance Steel & Aluminum	133	9,465
Steel Dynamics	318	9,553
		19,018
Multiline Retail–0.49%
Kohl's	1,198	79,476
Nordstrom	725	33,792

LVIP BlackRock Scientific Allocation Fund–9

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Multiline Retail (continued)
Target	3,257	$ 215,255
		328,523
Multi-Utilities–0.46%
Ameren	969	63,208
CenterPoint Energy	4,893	138,129
CMS Energy	1,334	66,233
DTE Energy	225	24,818
WEC Energy Group	266	18,423
		310,811
Oil, Gas & Consumable Fuels–1.38%
Anadarko Petroleum	1,352	59,272
Chevron	1,802	196,040
†CNX Resources	1,306	14,914
ConocoPhillips	3,195	199,208
Exxon Mobil	1,729	117,900
Kinder Morgan	8,739	134,406
Marathon Petroleum	161	9,501
Murphy Oil	832	19,460
Occidental Petroleum	1,136	69,728
Phillips 66	1,239	106,740
		927,169
Personal Products–0.15%
Estee Lauder Class A	663	86,256
†Herbalife Nutrition	291	17,155
		103,411
Pharmaceuticals–1.36%
Bristol-Myers Squibb	3,183	165,452
Eli Lilly & Co.	694	80,310
Johnson & Johnson	2,353	303,655
Merck & Co.	3,009	229,918
Pfizer	430	18,769
Zoetis	1,304	111,544
		909,648
Professional Services–0.14%
Insperity	108	10,083
ManpowerGroup	1,188	76,982
Robert Half International	159	9,095
		96,160
Road & Rail–0.21%
Landstar System	314	30,040
Norfolk Southern	610	91,220
Ryder System	474	22,823
		144,083
Semiconductors & Semiconductor Equipment–0.88%
Applied Materials	1,701	55,691
Intel	4,855	227,845
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Semiconductors & Semiconductor Equipment (continued)
Maxim Integrated Products	1,044	$ 53,087
QUALCOMM	1,024	58,276
Texas Instruments	2,053	194,009
		588,908
Software–1.66%
†Atlassian Class A	138	12,279
†Dropbox Class A	463	9,459
Intuit	840	165,354
Microsoft	5,693	578,238
†New Relic	153	12,388
Oracle	4,819	217,578
†RingCentral Class A	132	10,882
†salesforce.com	70	9,588
†Ultimate Software Group	41	10,040
VMware Class A	567	77,753
†Zynga Class A	2,953	11,605
		1,115,164
Specialty Retail–0.36%
American Eagle Outfitters	869	16,798
†Five Below	103	10,539
Home Depot	911	156,528
Penske Automotive Group	189	7,620
Tiffany & Co.	62	4,992
TJX	1,074	48,051
		244,528
Technology Hardware, Storage & Peripherals–1.14%
Apple	3,471	547,516
Hewlett Packard Enterprise	1,809	23,897
HP	7,238	148,089
NetApp	691	41,232
†Pure Storage Class A	413	6,641
		767,375
Textiles, Apparel & Luxury Goods–0.32%
Columbia Sportswear	112	9,418
NIKE Class B	2,004	148,577
VF	785	56,002
		213,997
Tobacco–0.15%
Philip Morris International	1,533	102,343
		102,343
Transportation Infrastructure–0.02%
Macquarie Infrastructure	275	10,054
		10,054

LVIP BlackRock Scientific Allocation Fund–10

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Wireless Telecommunication Services–0.02%
Telephone & Data Systems	325	$ 10,575
		10,575
Total U.S. Markets (Cost $16,073,286)		16,535,203
§DEVELOPED MARKETS–14.97%
Aerospace & Defense–0.23%
MTU Aero Engines	201	36,502
QinetiQ Group	22,848	83,440
Thales	301	35,174
		155,116
Air Freight & Logistics–0.01%
SG Holdings	200	5,201
		5,201
Airlines–0.28%
Qantas Airways	45,871	187,132
		187,132
Auto Components–0.26%
Cie Generale des Etablissements Michelin	894	87,994
Cie Plastic Omnium	644	14,864
Continental	253	35,227
Faurecia	917	34,599
		172,684
Automobiles–0.15%
Ferrari	663	65,971
Peugeot	1,220	26,020
Toyota Motor	200	11,577
		103,568
Banks–1.93%
Banco Bilbao Vizcaya Argentaria	13,437	71,375
Bank Hapoalim	2,543	16,082
Bank of Montreal	705	46,058
Bank of Nova Scotia	3,590	178,948
Canadian Imperial Bank of Commerce	124	9,236
Chiba Bank	1,000	5,570
First International Bank Of Israel	562	11,797
Gunma Bank	1,200	4,993
Hokuhoku Financial Group	300	3,365
HSBC Holdings (London Shares)	7,471	61,634
Lloyds Banking Group	8,282	5,459
Mediobanca Banca di Credito Finanziario	2,308	19,529
National Australia Bank	2,088	35,432
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Banks (continued)
Resona Holdings	21,000	$ 100,726
Royal Bank of Canada	3,260	223,128
Senshu Ikeda Holdings	2,000	5,461
Sumitomo Mitsui Financial Group	5,400	178,011
Sumitomo Mitsui Trust Holdings	400	14,567
Suruga Bank	6,300	23,220
Toronto-Dominion Bank	5,609	278,807
		1,293,398
Beverages–0.57%
Carlsberg Class B	945	100,528
Diageo	4,767	170,346
Fevertree Drinks	300	8,412
Kirin Holdings	300	6,256
Pernod Ricard	524	85,999
Royal Unibrew	171	11,815
		383,356
Biotechnology–0.10%
CSL	388	50,680
†Genmab	49	8,057
Grifols	280	7,350
		66,087
Building Products–0.08%
Cie de Saint-Gobain	1,531	50,824
		50,824
Capital Markets–0.16%
Deutsche Boerse	488	58,343
Euronext	222	12,791
IG Group Holdings	1,454	10,571
Jupiter Fund Management	770	2,896
Macquarie Group	123	9,421
Magellan Financial Group	347	5,758
Man Group	3,850	6,523
Reinet Investments	88	1,336
		107,639
Chemicals–0.67%
Arkema	76	6,524
DIC	100	3,059
Evonik Industries	414	10,334
Koninklijke DSM	1,898	153,977
Linde	115	25,527
Lintec	200	4,296
Mitsubishi Chemical Holdings	19,500	147,322
Nippon Shokubai	100	6,375
Shin-Etsu Chemical	100	7,683
Sumitomo Chemical	12,000	58,113
Tosoh	500	6,486

LVIP BlackRock Scientific Allocation Fund–11

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Chemicals (continued)
Ube Industries	400	$ 8,089
Zeon	1,000	9,155
		446,940
Commercial Services & Supplies–0.05%
IWG	861	2,291
Rentokil Initial	4,078	17,544
Toppan Printing	1,000	14,699
		34,534
Construction & Engineering–0.32%
CIMIC Group	664	20,305
HOCHTIEF	1,301	175,702
Maeda	1,000	9,338
Penta-Ocean Construction	1,100	6,077
WSP Global	62	2,665
		214,087
Construction Materials–0.02%
CSR	2,703	5,351
Wienerberger	344	7,099
		12,450
Consumer Finance–0.09%
Hitachi Capital	2,900	60,974
		60,974
Distributors–0.01%
Inchcape	1,014	7,135
		7,135
Diversified Financial Services–0.01%
Tokyo Century	100	4,404
		4,404
Diversified Telecommunication Services–0.87%
BCE	2,419	95,559
Deutsche Telekom	2,931	49,817
Koninklijke KPN	17,871	52,201
Nippon Telegraph & Telephone	3,800	155,037
Proximus	605	16,371
Telenor	10,411	202,185
Telstra	6,722	13,490
		584,660
Electric Utilities–0.21%
Chubu Electric Power	3,600	51,154
Endesa	2,465	56,844
Terna Rete Elettrica Nazionale	3,761	21,359
Verbund	198	8,477
		137,834
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Electrical Equipment–0.01%
Schneider Electric	132	$ 8,954
		8,954
Electronic Equipment, Instruments & Components–0.04%
Electrocomponents	1,124	7,260
Japan Aviation Electronics Industry	1,000	11,508
Venture	700	7,187
		25,955
Energy Equipment & Services–0.07%
Petrofac	1,285	7,800
†Saipem	5,748	21,540
Subsea 7	726	7,075
TGS NOPEC Geophysical	292	7,055
WorleyParsons	290	2,329
		45,799
Equity Real Estate Investment Trusts–0.01%
Stockland	1,873	4,647
		4,647
Food & Staples Retailing–0.29%
Axfood	524	8,963
Kesko Class B	238	12,844
Koninklijke Ahold Delhaize	5,382	135,961
Seven & i Holdings	600	26,073
Sundrug	300	8,934
Welcia Holdings	100	4,520
		197,295
Food Products–0.42%
†a2 Milk	451	3,388
Associated British Foods	48	1,251
Danone	799	56,316
Leroy Seafood Group	2,050	15,601
Nestle	1,926	156,319
NH Foods	500	18,796
Salmar	237	11,755
Suedzucker	521	6,752
Tate & Lyle	1,096	9,223
		279,401
Gas Utilities–0.02%
Tokyo Gas	600	15,175
		15,175
Health Care Equipment & Supplies–0.08%
Asahi Intecc	100	4,231
Cochlear	335	41,047
GN Store Nord	229	8,580
		53,858

LVIP BlackRock Scientific Allocation Fund–12

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Health Care Providers & Services–0.02%
Miraca Holdings	500	$ 11,286
NMC Health	123	4,293
		15,579
Hotels, Restaurants & Leisure–0.32%
Aristocrat Leisure	5,784	89,038
Carnival (London Stock Exchange)	1,494	71,745
Compass Group	1,909	40,175
Kindred Group SDR	2	18
Melia Hotels International	465	4,373
Playtech	946	4,643
William Hill	2,278	4,501
		214,493
Household Durables–0.03%
Fujitsu General	500	6,427
Haseko	800	8,377
Iida Group Holdings	200	3,464
Sumitomo Forestry	400	5,237
		23,505
Household Products–0.03%
Lion	500	10,334
Pigeon	300	12,796
		23,130
Industrial Conglomerates–0.12%
Siemens	697	77,786
		77,786
Insurance–0.86%
Allianz	731	146,898
Assicurazioni Generali	2,874	48,036
AXA	1,478	31,898
Direct Line Insurance Group	1,485	6,037
Helvetia Holding	17	9,942
Japan Post Holdings	900	10,391
Legal & General Group	3,499	10,309
Manulife Financial	3,700	52,497
Sampo Class A	1,796	79,598
Sun Life Financial	1,556	51,620
Swiss Re	639	58,788
†Talanx	795	27,148
Tokio Marine Holdings	500	23,754
Topdanmark	251	11,714
Unipol Gruppo	1,553	6,263
Vienna Insurance Group	181	4,206
		579,099
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Interactive Media & Services–0.02%
Rightmove	1,930	$ 10,636
		10,636
Internet & Direct Marketing Retail–0.01%
Moneysupermarket.com Group	1,236	4,340
		4,340
Internet Software & Services–0.02%
†Wix.com	138	12,467
		12,467
IT Services–0.26%
†Adyen	24	12,966
Atos	888	72,759
Capgemini	169	16,810
Itochu Techno-Solutions	400	7,746
Obic	400	30,875
Wirecard	232	34,974
		176,130
Leisure Products–0.01%
BRP	234	6,057
		6,057
Life Sciences Tools & Services–0.01%
Sartorius Stedim Biotech	51	5,106
		5,106
Machinery–0.12%
Cargotec	223	6,843
Georg Fischer	23	18,453
Glory	100	2,249
Kone Class B	209	9,978
†OC Oerlikon	512	5,765
Spirax-Sarco Engineering	176	14,009
Valmet	533	10,978
Volvo Class B	997	13,055
		81,330
Media–0.10%
†Altice Europe Class B	351	681
Fuji Media Holdings	500	6,894
Lagardere SCA	366	9,236
Mediaset Espana Comunicacion	5,470	34,385
Nippon Television Holdings	400	5,889
Quebecor Class B	470	9,894
		66,979
Metals & Mining–0.56%
Anglo American (London Stock Exchange)	4,046	90,471

LVIP BlackRock Scientific Allocation Fund–13

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Metals & Mining (continued)
Aurubis	235	$ 11,645
BHP Group	7,798	188,486
BlueScope Steel	2,052	15,829
Centamin	3,479	4,841
Dowa Holdings	800	23,945
†MMG	8,000	3,437
Northern Star Resources	1,455	9,497
OZ Minerals	1,087	6,739
Regis Resources	2,046	6,968
Salzgitter	236	6,887
SSAB Class A	2,515	8,674
		377,419
Multiline Retail–0.04%
Wesfarmers	1,181	26,831
		26,831
Multi-Utilities–0.13%
National Grid	8,605	84,186
		84,186
Oil, Gas & Consumable Fuels–0.77%
BP	13,680	86,481
Enbridge	2,619	81,359
Enerplus	1,146	8,915
Eni	997	15,750
Japan Petroleum Exploration	200	3,545
JXTG Holdings	21,000	109,064
Neste	146	11,304
OMV	1,123	49,045
Royal Dutch Shell Class A	1,644	48,388
Royal Dutch Shell Class B	913	27,296
Suncor Energy	2,665	74,433
Washington H Soul Pattinson & Co.	89	1,561
		517,141
Paper & Forest Products–0.10%
Svenska Cellulosa SCA Class B	7,854	61,031
UPM-Kymmene	350	8,860
		69,891
Personal Products–0.55%
L'Oreal	1,120	256,283
Unilever	563	29,559
Unilever CVA	1,573	85,213
		371,055
Pharmaceuticals–1.30%
Astellas Pharma	15,800	201,871
GlaxoSmithKline	5,296	100,931
Kaken Pharmaceutical	300	13,321
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Pharmaceuticals (continued)
Novartis	2,167	$ 185,591
Roche Holding	1,016	252,231
Takeda Pharmaceutical	3,000	101,683
UCB	192	15,682
		871,310
Professional Services–0.48%
Intertek Group	1,912	117,020
RELX	754	15,514
Wolters Kluwer	3,177	186,830
		319,364
Real Estate Management & Development–0.09%
CapitaLand	4,800	10,946
Daito Trust Construction	300	41,071
TAG Immobilien	516	11,753
		63,770
Road & Rail–0.17%
ComfortDelGro	30,700	48,492
East Japan Railway	600	52,986
Sotetsu Holdings	200	5,947
TFI International	291	7,525
		114,950
Semiconductors & Semiconductor Equipment–0.09%
Advantest	1,100	22,507
Tokyo Electron	300	33,772
Ulvac	200	5,774
		62,053
Software–0.26%
SAP	1,683	167,037
Software	216	7,803
		174,840
Specialty Retail–0.01%
Dixons Carphone	4,400	6,739
WH Smith	143	3,137
		9,876
Technology Hardware, Storage & Peripherals–0.02%
Logitech International	358	11,309
		11,309
Textiles, Apparel & Luxury Goods–0.41%
adidas	263	54,964
Christian Dior SE	30	11,479
Kering	176	82,450
Moncler	3,165	105,324
PRADA	1,200	3,960
Puma	36	17,612
		275,789

LVIP BlackRock Scientific Allocation Fund–14

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Tobacco–0.70%
Altria Group	2,112	$ 104,311
Imperial Brands	2,843	86,290
Japan Tobacco	9,000	213,850
Swedish Match	1,682	66,216
		470,667
Trading Companies & Distributors–0.11%
ITOCHU	700	11,888
Mitsui & Co.	4,000	61,453
		73,341
Wireless Telecommunication Services–0.29%
KDDI	1,000	23,895
NTT DOCOMO	6,100	137,062
Vodafone Group	16,589	32,254
		193,211
Total Developed Markets (Cost $10,761,902)		10,042,747
×EMERGING MARKETS–5.27%
Air Freight & Logistics–0.00%
Sinotrans Class H	4,000	1,735
		1,735
Airlines–0.01%
China Eastern Airlines Class H	12,000	6,656
		6,656
Auto Components–0.01%
Apollo Tyres	2,002	6,758
		6,758
Automobiles–0.05%
BAIC Motor Class H	5,500	2,910
Dongfeng Motor Group Class H	8,000	7,271
Geely Automobile Holdings	6,000	10,582
†Tata Motors	5,807	14,292
		35,055
Banks–0.29%
Agricultural Bank of China Class H	19,000	8,322
Banco del Bajio	700	1,362
Banco do Brasil	1,665	19,932
Bangkok Bank NVDR	3,200	19,971
Bank of China Class H	49,000	21,124
BOC Hong Kong Holdings	3,500	12,991
China Construction Bank Class H	29,000	23,747
CTBC Financial Holding	10,000	6,577
Dah Sing Banking Group	2,000	3,531
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Banks (continued)
Grupo Elektra	55	$ 2,652
Industrial & Commercial Bank of China Class H	39,000	27,739
OTP Bank	793	32,048
Turkiye Is Bankasi Class C	15,685	13,386
		193,382
Beverages–0.06%
Ambev	9,100	36,060
Fraser & Neave Holdings	300	2,428
		38,488
Biotechnology–0.03%
†Celltrion	91	18,281
		18,281
Capital Markets–0.05%
China Cinda Asset Management Class H	31,000	7,514
China International Capital Class H	2,800	5,243
Edelweiss Financial Services	550	1,434
Guotai Junan Securities Class H	6,200	12,507
Yuanta Financial Holding	6,000	3,016
		29,714
Chemicals–0.07%
Pidilite Industries	309	4,901
PTT Global Chemical NVDR	19,000	41,631
		46,532
Construction & Engineering–0.23%
China Communications Construction Class H	78,000	73,541
China Railway Construction Class H	52,000	72,226
Metallurgical Corp. of China Class H	23,000	5,522
Sinopec Engineering Group Class H	3,000	2,462
		153,751
Construction Materials–0.07%
Anhui Conch Cement Class H	7,000	33,850
BBMG Class H	10,000	3,149
†Cemex	16,770	8,107
China Resources Cement Holdings	4,000	3,607
		48,713

LVIP BlackRock Scientific Allocation Fund–15

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Consumer Finance–0.01%
Ujjivan Financial Services	1,039	$ 4,122
		4,122
Diversified Financial Services–0.04%
Haci Omer Sabanci Holding	18,863	26,765
		26,765
Diversified Telecommunication Services–0.15%
Telekomunikasi Indonesia Persero	333,700	87,240
True NVDR	65,500	10,475
		97,715
Electric Utilities–0.15%
CLP Holdings	2,500	28,252
†PGE Polska Grupa Energetyczna	23,042	61,784
Power Grid Corp. of India	3,168	9,011
		99,047
Electrical Equipment–0.02%
Bharat Heavy Electricals	8,943	9,355
Xinjiang Goldwind Science & Technology Class H	3,400	3,007
		12,362
Electronic Equipment, Instruments & Components–0.14%
AU Optronics	38,000	15,099
China Railway Signal & Communication Class H	5,000	3,502
Delta Electronics Thailand NVDR	4,800	10,250
Innolux	203,000	64,331
Kingboard Laminates Holdings	2,000	1,652
		94,834
Food & Staples Retailing–0.03%
†Avenue Supermarts	397	9,130
Clicks Group	150	1,994
Magnit PJSC GDR	276	3,512
Wal-Mart de Mexico	2,700	6,867
		21,503
Food Products–0.30%
Gruma Class B	435	4,911
JBS	14,058	41,995
QL Resources	900	1,483
Uni-President China Holdings	3,000	2,598
Uni-President Enterprises	32,000	72,597
Universal Robina	30,300	73,010
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Food Products (continued)
Yihai International Holding	1,000	$ 2,434
		199,028
Gas Utilities–0.00%
†Towngas China	2,000	1,482
		1,482
Health Care Equipment & Supplies–0.00%
Top Glove	1,600	2,169
		2,169
Health Care Providers & Services–0.05%
Netcare	18,643	34,117
		34,117
Hotels, Restaurants & Leisure–0.00%
Alsea	600	1,564
		1,564
Household Durables–0.01%
LG Electronics	98	5,495
		5,495
Household Products–0.03%
Hindustan Unilever	719	18,735
Unilever Indonesia	1,100	3,480
		22,215
Independent Power and Renewable Electricity Producers–0.07%
Datang International Power Generation Class H	16,000	3,763
Gulf Energy Development	1,300	3,254
Huadian Power International Class H	6,000	2,706
Huaneng Power International Class H	58,000	36,815
		46,538
Industrial Conglomerates–0.04%
KOC Holding	5,049	13,513
San Miguel	140	392
Turkiye Sise ve Cam Fabrikalari	12,306	13,179
		27,084
Insurance–0.07%
AIA Group	3,800	31,566
China Reinsurance Group Class H	26,000	5,312
†HDFC Standard Life Insurance	1,215	6,733

LVIP BlackRock Scientific Allocation Fund–16

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Insurance (continued)
IRB Brasil Resseguros	200	$ 4,307
		47,918
Interactive Media & Services–0.29%
†Just Dial	1,074	7,716
†Sohu.com ADR	185	3,223
Tencent Holdings	4,600	184,369
		195,308
Internet & Direct Marketing Retail–0.18%
†Alibaba Group Holding ADR	886	121,444
		121,444
IT Services–0.16%
HCL Technologies	1,235	17,066
Infosys	2,350	22,203
†Pagseguro Digital Class A	311	5,825
Tata Consultancy Services	1,462	39,642
Tech Mahindra	1,068	11,061
Wipro	2,478	11,727
		107,524
Machinery–0.04%
Sinotruk Hong Kong	1,000	1,508
Yangzijiang Shipbuilding Holdings	25,500	23,430
		24,938
Marine–0.07%
†COSCO SHIPPING Holdings Class H	10,000	3,755
MISC	27,800	45,042
		48,797
Media–0.05%
†Evergrande Health Industry Group	5,000	6,582
Megacable Holdings	500	2,239
Naspers Class N	128	25,628
		34,449
Metals & Mining–0.26%
Angang Steel Class H	6,000	4,139
China Oriental Group	4,000	2,384
China Zhongwang Holdings	3,600	1,594
Eregli Demir ve Celik Fabrikalari	45,630	62,037
†KGHM Polska Miedz	3,811	90,413
Maanshan Iron & Steel Class H	6,000	2,647
MMC Norilsk Nickel PJSC	59	11,059
		174,273
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Multiline Retail–0.01%
Magazine Luiza	200	$ 9,322
		9,322
Oil, Gas & Consumable Fuels–0.92%
Banpu NVDR	45,200	20,569
Bharat Petroleum	7,609	39,576
Bukit Asam	6,600	1,977
China Coal Energy Class H	13,000	5,114
China Petroleum & Chemical Class H	28,000	19,959
China Shenhua Energy Class H	16,000	34,895
CNOOC	26,000	40,048
Gazprom PJSC	8,320	18,212
Hindustan Petroleum	5,961	21,660
Indian Oil	7,740	15,206
LUKOIL PJSC	462	33,018
MOL Hungarian Oil & Gas	3,648	40,035
Novatek PJSC GDR	97	16,587
Oil & Natural Gas	15,571	33,426
Polski Koncern Naftowy ORLEN	2,781	80,576
Polskie Gornictwo Naftowe i Gazownictwo	9,982	18,457
PTT NVDR	25,000	35,257
PTT Exploration & Production NVDR	9,100	31,580
SK Innovation	216	34,671
S-Oil	183	15,962
Surgutneftegas PJSC	7,572	2,918
Tatneft PJSC	1,504	15,841
Tupras Turkiye Petrol Rafinerileri	1,403	30,907
United Tractors	5,200	9,900
		616,351
Paper & Forest Products–0.00%
Indah Kiat Pulp & Paper	3,400	2,730
		2,730
Pharmaceuticals–0.05%
China Traditional Chinese Medicine Holdings	4,000	2,324
Dr Reddy's Laboratories	131	4,907
Guangzhou Baiyunshan Pharmaceutical Holdings Class H	2,000	7,159
Hypera	591	4,602
Sino Biopharmaceutical	19,500	12,837
SSY Group	2,000	1,484
		33,313

LVIP BlackRock Scientific Allocation Fund–17

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Professional Services–0.00%
†51job ADR	39	$ 2,435
		2,435
Real Estate Management & Development–0.37%
Future Land Development Holdings	4,000	2,734
Greentown China Holdings	4,000	3,008
Guangzhou R&F Properties Class H	23,600	35,712
Henderson Land Development	1,210	6,022
Hysan Development	4,000	19,022
Jiayuan International Group	2,000	3,700
†Kaisa Group Holdings	4,000	1,276
Kerry Properties	7,500	25,598
†KWG Group Holdings	12,000	10,632
Logan Property Holdings	4,000	4,995
†Renhe Commercial Holdings	14,000	483
Shenzhen Investment	8,000	2,644
Sino-Ocean Group Holding	4,000	1,764
Sun Hung Kai Properties	8,000	114,173
Swire Properties	2,600	9,136
Wheelock & Co.	1,000	5,725
Yuexiu Property	8,000	1,470
Yuzhou Properties	3,000	1,238
		249,332
Semiconductors & Semiconductor Equipment–0.15%
Elite Advanced Laser	600	1,283
Hua Hong Semiconductor	1,000	1,849
Taiwan Semiconductor Manufacturing	13,000	94,396
		97,528
Specialty Retail–0.01%
Petrobras Distribuidora	800	5,297
Zhongsheng Group Holdings	1,500	2,975
		8,272
Technology Hardware, Storage & Peripherals–0.21%
Inventec	43,000	30,768
Legend Holdings Class H	1,400	3,663
Samsung Electronics	3,111	108,299
		142,730
Textiles, Apparel & Luxury Goods–0.06%
ANTA Sports Products	2,000	9,575
Feng TAY Enterprise	2,000	11,424
Fila Korea	38	1,836
Formosa Taffeta	11,000	12,374
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Textiles, Apparel & Luxury Goods (continued)
†Li Ning	1,500	$ 1,611
Page Industries	7	2,529
		39,349
Thrifts & Mortgage Finance–0.12%
Housing Development Finance	2,924	82,382
		82,382
Tobacco–0.01%
British American Tobacco Malaysia	800	6,977
		6,977
Transportation Infrastructure–0.04%
Grupo Aeroportuario del Centro Norte	300	1,432
Shenzhen International Holdings	1,500	2,890
Zhejiang Expressway Class H	22,000	19,086
		23,408
Water Utilities–0.02%
Guangdong Investment	6,000	11,593
		11,593
Wireless Telecommunication Services–0.27%
America Movil	32,363	23,039
China Mobile	13,500	130,634
Mobile TeleSystems PJSC ADR	548	3,836
PLDT	560	12,025
Total Access Communication NVDR	7,000	9,305
		178,839
Total Emerging Markets (Cost $3,774,722)		3,534,317
Total Common Stock (Cost $30,609,910)		30,112,267
PREFERRED STOCKS–0.33%
Banco Bradesco 2.57%	1,650	16,425
Bayerische Motoren Werke 4.65%	97	6,917
Braskem 3.41%	805	9,832
Cia Brasileira de Distribuicao 1.44%	1,632	34,035
Cia Energetica de Sao Paulo 3.74%	7,426	41,672
Itau Unibanco Holding 5.56%	9,397	86,003
Petroleo Brasileiro 3.45%	4,400	25,664

LVIP BlackRock Scientific Allocation Fund–18

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS (continued)
Surgutneftegas PJSC 2.11%	6,712	$ 3,788
Total Preferred Stocks (Cost $218,481)		224,336

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.62%
•Fannie Mae Connecticut Avenue Securities
Series 2014-C01 M2 6.91% (LIBOR01M + 4.40%) 1/25/24	100,000	110,549
Series 2014-C02 2M2 5.11% (LIBOR01M + 2.60%) 5/25/24	123,758	128,194
Series 2014-C03 2M2 5.41% (LIBOR01M + 2.90%) 7/25/24	90,193	94,310
Series 2014-C04 1M2 7.41% (LIBOR01M + 4.90%) 11/25/24	47,068	52,534
Series 2017-C01 1M2A 6.06% (LIBOR01M + 3.55%) 7/25/29	120,000	123,377
Series 2017-C02 2M1 3.66% (LIBOR01M + 1.15%) 9/25/29	124,489	124,768
Series 2017-C04 2M1 3.36% (LIBOR01M + 0.85%) 11/25/29	145,943	145,943
Series 2017-C05 1M1 3.06% (LIBOR01M + 0.55%) 1/25/30	93,240	93,103
Series 2017-C06 1M1 3.26% (LIBOR01M + 0.75%) 2/25/30	59,757	59,698
Series 2017-C06 2M1 3.26% (LIBOR01M + 0.75%) 2/25/30	42,807	42,772
Series 2017-C07 2M1 3.16% (LIBOR01M + 0.65%) 5/25/30	174,719	174,402
Series 2018-C03 1M1 3.19% (LIBOR01M + 0.68%) 10/25/30	75,544	75,352
Series 2018-C06 1M1 3.06% (LIBOR01M + 0.55%) 3/25/31	57,297	57,118
Series 2018-C06 2M1 3.06% (LIBOR01M + 0.55%) 3/25/31	50,069	49,919
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 5.36% (LIBOR01M + 2.85%) 4/25/28	127,408	130,884
Series 2017-DNA1 M1 3.71% (LIBOR01M + 1.20%) 7/25/29	185,946	186,786
	Principal Amount°	Value(U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
Series 2017-DNA3 M1 3.26% (LIBOR01M + 0.75%) 3/25/30	229,405	$ 228,707
Series 2017-HQA2 M1 3.31% (LIBOR01M + 0.80%) 12/25/29	180,388	180,266
Series 2017-HQA3 M1 3.06% (LIBOR01M + 0.55%) 4/25/30	168,610	168,281
•STACR Trust Series 2018-DNA3 Series 2018-DNA3 M1 3.26% (LIBOR01M + 0.75%) 9/25/48	120,000	119,573
•STACR Trust Series 2018-HRP2 Series 2018-HRP2 M2 3.76% (LIBOR01M + 1.25%) 2/25/47	80,000	79,685
Total Agency Collateralized Mortgage Obligations (Cost $2,446,502)		2,426,221
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.82%
•Fannie Mae-Aces Series 2017-M4 A2 2.60% 12/25/26	125,000	118,908
♦Freddie Mac Multifamily Structured Pass Through Certificates
Series K056 A2 2.53% 5/25/26	140,000	134,159
Series K057 A2 2.57% 7/25/26	100,000	95,979
Series K062 A2 3.41% 12/25/26	200,000	202,213
Total Agency Commercial Mortgage-Backed Securities (Cost $564,132)		551,259
AGENCY MORTGAGE-BACKED SECURITIES–17.40%
Fannie Mae 3.50% 11/1/51	380,403	381,031
Fannie Mae S.F. 15 yr
4.00% 5/1/33	81,778	83,916
4.00% 6/1/33	35,548	36,400
4.00% 7/1/33	27,121	27,786
Fannie Mae S.F. 30 yr
3.00% 3/1/47	23,692	23,106
3.00% 7/1/47	23,680	23,094
3.50% 2/1/45	38,088	38,392
3.50% 3/1/46	31,359	31,633
3.50% 10/1/46	211,272	211,762
3.50% 12/1/46	175,049	175,809
3.50% 1/1/47	157,459	158,192
3.50% 11/1/47	23,518	23,791

LVIP BlackRock Scientific Allocation Fund–19

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 1/1/48	91,410	$ 91,869
3.50% 2/1/48	953,209	953,974
4.00% 1/1/45	48,445	49,813
4.00% 6/1/46	124,413	128,068
4.00% 9/1/47	24,370	25,091
4.00% 10/1/47	99,872	102,640
4.00% 9/1/48	46,381	47,290
4.50% 8/1/41	30,974	32,486
4.50% 2/1/48	1,525,213	1,598,393
4.50% 6/1/48	24,216	25,381
5.00% 2/1/35	4,279	4,543
5.00% 10/1/35	3,471	3,686
5.00% 11/1/35	4,248	4,511
5.00% 4/1/48	347,027	363,564
5.50% 8/1/37	3,822	4,116
5.50% 9/1/41	46,191	49,683
5.50% 1/1/47	122,358	131,626
6.00% 12/1/36	918	1,000
6.00% 2/1/37	2,819	3,075
6.00% 8/1/37	3,054	3,327
6.00% 9/1/37	997	1,088
6.00% 5/1/38	9,970	10,796
6.00% 9/1/38	2,736	2,985
6.00% 11/1/38	2,243	2,443
6.00% 9/1/39	8,393	9,154
6.00% 3/1/40	3,783	4,127
6.00% 7/1/40	13,182	14,380
6.00% 5/1/41	4,775	5,210
6.00% 7/1/41	24,701	26,877
Fannie Mae S.F. 30 yr TBA
3.50% 1/1/49	99,000	98,983
4.00% 1/1/49	2,519,000	2,567,806
4.50% 1/1/49	8,000	8,284
5.00% 1/1/49	7,000	7,332
5.50% 1/1/49	23,000	24,337
Freddie Mac S.F. 30 yr
3.50% 10/1/42	98,416	99,146
3.50% 7/1/47	28,918	28,930
3.50% 9/1/47	40,259	40,396
3.50% 2/1/48	87,524	87,508
3.50% 5/1/48	52,214	52,202
4.00% 10/1/47	18,081	18,443
4.00% 1/1/48	71,321	72,738
4.00% 6/1/48	23,700	24,368
4.50% 5/1/40	92,595	96,653
4.50% 9/1/46	306,575	317,748
5.00% 4/1/48	286,813	301,156
5.00% 7/1/48	48,715	51,025
5.50% 3/1/34	1,157	1,249
5.50% 12/1/34	1,082	1,167
5.50% 4/1/38	4,372	4,697
5.50% 7/1/38	4,263	4,563
6.00% 3/1/36	3,288	3,589
6.00% 9/1/37	2,617	2,858
	Principal Amount°	Value(U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.00% 1/1/38	1,253	$ 1,368
6.00% 6/1/38	3,352	3,661
Freddie Mac S.F. 30 yr TBA
3.50% 1/1/49	23,000	22,987
4.00% 1/1/49	425,000	433,259
GNMA I S.F. 30 yr
3.50% 6/15/43	24,238	24,528
3.50% 12/15/47	51,631	52,193
GNMA II S.F. 30 yr
3.00% 5/20/45	47,433	46,872
3.00% 2/20/46	26,894	26,619
3.00% 8/20/46	107,330	105,852
3.50% 4/20/45	12,430	12,533
3.50% 11/20/45	47,476	47,928
3.50% 3/20/46	107,990	108,854
3.50% 4/20/46	46,648	47,014
3.50% 6/20/46	188,895	190,290
3.50% 12/20/46	66,505	66,946
3.50% 2/20/47	32,659	32,876
3.50% 3/20/47	107,327	108,040
3.50% 4/20/48	122,148	122,710
4.00% 7/20/47	72,552	74,357
4.00% 3/20/48	110,188	112,899
4.00% 4/20/48	74,428	76,260
4.00% 11/20/48	24,962	25,570
4.50% 4/20/48	141,723	146,769
4.50% 7/20/48	49,208	50,955
=4.50% 1/20/49	27,000	27,911
5.00% 5/20/47	244,595	254,916
5.00% 5/20/48	190,309	198,239
GNMA II S.F. 30 yr TBA
4.00% 1/1/49	234,000	239,594
4.50% 1/1/49	173,000	179,011
Total Agency Mortgage-Backed Securities (Cost $11,669,651)		11,672,297
AGENCY OBLIGATIONS–0.19%
Federal Farm Credit Banks 3.13% 2/6/30	30,000	29,985
Federal Home Loan Banks 3.25% 11/16/28	55,000	55,999
Federal National Mortgage Association 6.63% 11/15/30	30,000	40,266
Total Agency Obligations (Cost $124,229)		126,250
CORPORATE BONDS–23.33%
Aerospace & Defense–0.45%
Lockheed Martin 3.55% 1/15/26	100,000	99,383
Spirit AeroSystems 3.95% 6/15/23	65,000	64,872
United Technologies
3.65% 8/16/23	100,000	99,713

LVIP BlackRock Scientific Allocation Fund–20

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
United Technologies (continued)
3.95% 8/16/25	35,000	$ 34,779
		298,747
Agriculture–0.54%
Altria Group
3.88% 9/16/46	25,000	19,116
4.00% 1/31/24	100,000	98,386
BAT Capital 2.30% 8/14/20	95,000	92,817
Reynolds American 4.00% 6/12/22	150,000	148,501
		358,820
Auto Manufacturers–0.89%
Ford Motor 4.35% 12/8/26	50,000	44,613
Ford Motor Credit 2.38% 3/12/19	200,000	199,677
General Motors Financial
3.20% 7/13/20	200,000	197,590
4.15% 6/19/23	80,000	78,026
4.20% 11/6/21	70,000	70,015
5.25% 3/1/26	5,000	4,900
		594,821
Auto Parts & Equipment–0.12%
Lear 5.25% 1/15/25	75,000	77,113
		77,113
Banks–5.06%
Bank of America
μ2.88% (LIBOR03M + 1.02%) 4/24/23	100,000	97,305
μ3.12% (LIBOR03M + 1.16%) 1/20/23	165,000	162,293
μ3.50% 5/17/22	100,000	100,049
4.18% 11/25/27	20,000	19,259
μ4.27% 7/23/29	45,000	44,841
Bank of New York Mellon
2.20% 8/16/23	40,000	38,006
2.50% 4/15/21	85,000	83,981
Citigroup 2.65% 10/26/20	400,000	394,855
Credit Suisse Group Funding Guernsey 2.75% 3/26/20	400,000	395,803
Goldman Sachs Group
2.88% 2/25/21	200,000	196,682
μ3.81% 4/23/29	100,000	93,470
3.85% 1/26/27	175,000	164,782
6.75% 10/1/37	50,000	56,558
HSBC Holdings
3.40% 3/8/21	200,000	199,543
3.60% 5/25/23	200,000	198,978
μ4.04% (LIBOR03M + 1.55%) 3/13/28	200,000	191,548
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Huntington Bancshares 2.30% 1/14/22	35,000	$ 33,818
JPMorgan Chase & Co.
2.55% 3/1/21	50,000	49,310
μ3.22% (LIBOR03M + 1.16%) 3/1/25	100,000	96,666
μ4.26% (LIBOR03M + 1.58%) 2/22/48	95,000	88,568
Mitsubishi UFJ Financial Group 3.46% 3/2/23	100,000	99,444
Morgan Stanley
2.80% 6/16/20	350,000	347,849
4.30% 1/27/45	50,000	46,874
Santander UK Group Holdings 2.88% 10/16/20	100,000	98,455
US Bancorp
2.63% 1/24/22	25,000	24,631
3.60% 9/11/24	75,000	74,697
		3,398,265
Beverages–0.29%
Anheuser-Busch InBev Worldwide 4.38% 4/15/38	35,000	31,325
Constellation Brands 4.40% 11/15/25	50,000	50,171
Keurig Dr Pepper
3.55% 5/25/21	55,000	54,948
4.60% 5/25/28	35,000	34,802
PepsiCo 4.45% 4/14/46	25,000	26,170
		197,416
Biotechnology–0.36%
Celgene
2.25% 8/15/21	100,000	97,007
3.25% 8/15/22	150,000	147,392
		244,399
Building Materials–0.13%
Lennox International 3.00% 11/15/23	35,000	32,972
Masco 3.50% 4/1/21	55,000	54,773
		87,745
Chemicals–0.20%
DowDuPont 3.77% 11/15/20	50,000	50,502
International Flavors & Fragrances
3.40% 9/25/20	55,000	55,065
4.45% 9/26/28	25,000	25,418
		130,985
Commercial Services–0.32%
IHS Markit
4.13% 8/1/23	35,000	34,687
4.75% 8/1/28	25,000	24,511
S&P Global 4.40% 2/15/26	100,000	103,265

LVIP BlackRock Scientific Allocation Fund–21

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Total System Services 4.00% 6/1/23	50,000	$ 49,969
		212,432
Computers–0.78%
Apple 3.45% 2/9/45	50,000	44,383
Dell International 6.02% 6/15/26	30,000	30,179
DXC Technology 4.25% 4/15/24	50,000	49,257
Hewlett Packard Enterprise 3.60% 10/15/20	400,000	401,200
		525,019
Diversified Financial Services–1.15%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30% 1/23/23	150,000	142,740
American Express 2.50% 8/1/22	50,000	48,300
Brookfield Finance 3.90% 1/25/28	50,000	47,289
Capital One Financial
2.40% 10/30/20	90,000	88,150
3.20% 1/30/23	100,000	97,404
3.30% 10/30/24	50,000	47,349
3.45% 4/30/21	53,000	53,004
Intercontinental Exchange 3.75% 9/21/28	30,000	30,051
Mastercard 3.80% 11/21/46	25,000	24,208
National Rural Utilities Cooperative Finance
2.70% 2/15/23	35,000	34,118
2.85% 1/27/25	40,000	38,607
ORIX 2.90% 7/18/22	30,000	29,328
Visa 4.30% 12/14/45	90,000	93,236
		773,784
Electric–1.90%
Berkshire Hathaway Energy 3.75% 11/15/23	145,000	147,152
Cleveland Electric Illuminating 5.50% 8/15/24	40,000	42,806
Dominion Energy 3.90% 10/1/25	75,000	74,833
DTE Energy
2.85% 10/1/26	50,000	45,896
3.30% 6/15/22	40,000	39,725
3.70% 8/1/23	40,000	39,762
Duke Energy 2.65% 9/1/26	135,000	122,942
Emera US Finance 3.55% 6/15/26	50,000	47,491
Entergy
2.95% 9/1/26	10,000	9,241
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Entergy (continued)
4.00% 7/15/22	35,000	$ 35,335
Entergy Louisiana 4.05% 9/1/23	90,000	92,366
Evergy 4.85% 6/1/21	20,000	20,530
Exelon
3.50% 6/1/22	35,000	34,254
3.95% 6/15/25	35,000	34,594
Indiana Michigan Power 4.55% 3/15/46	15,000	15,169
ITC Holdings 3.25% 6/30/26	15,000	14,136
Kansas City Power & Light 3.65% 8/15/25	65,000	64,708
NextEra Energy Capital Holdings 2.40% 9/15/19	55,000	54,656
Northern States Power 3.60% 9/15/47	25,000	22,944
NV Energy 6.25% 11/15/20	45,000	47,300
PSEG Power 3.85% 6/1/23	100,000	100,182
Public Service Co. of Colorado 4.10% 6/15/48	30,000	29,578
Public Service Co. of New Hampshire 3.50% 11/1/23	30,000	30,276
Southern
2.75% 6/15/20	60,000	59,356
3.25% 7/1/26	55,000	51,606
		1,276,838
Electronics–0.20%
Allegion US Holding 3.20% 10/1/24	100,000	94,444
Arrow Electronics 3.25% 9/8/24	45,000	41,975
		136,419
Food–0.27%
Conagra Brands
3.80% 10/22/21	40,000	40,040
4.30% 5/1/24	100,000	99,514
McCormick & Co. 2.70% 8/15/22	45,000	43,672
		183,226
Forest Products & Paper–0.09%
Georgia-Pacific 8.00% 1/15/24	50,000	60,068
		60,068
Gas–0.14%
Southern Gas Capital 3.25% 6/15/26	100,000	93,662
		93,662

LVIP BlackRock Scientific Allocation Fund–22

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Health Care Products–1.29%
Baxter International 2.60% 8/15/26	100,000	$ 91,439
Becton Dickinson & Co.
2.40% 6/5/20	40,000	39,389
2.89% 6/6/22	35,000	33,926
3.36% 6/6/24	172,000	165,404
Stryker 3.65% 3/7/28	100,000	97,498
Thermo Fisher Scientific 3.00% 4/15/23	100,000	97,386
Zimmer Biomet Holdings
2.70% 4/1/20	200,000	198,151
3.38% 11/30/21	35,000	34,638
3.70% 3/19/23	30,000	29,708
4.63% 11/30/19	80,000	80,948
		868,487
Health Care Services–0.33%
Anthem 3.35% 12/1/24	95,000	92,671
Humana 2.90% 12/15/22	55,000	53,518
UnitedHealth Group
3.10% 3/15/26	50,000	48,301
4.25% 4/15/47	25,000	24,843
		219,333
Insurance–0.39%
Aflac
3.25% 3/17/25	50,000	48,823
4.00% 10/15/46	25,000	23,126
American Financial Group 3.50% 8/15/26	100,000	94,491
Berkshire Hathaway
2.75% 3/15/23	25,000	24,556
4.50% 2/11/43	25,000	26,161
Markel 3.50% 11/1/27	50,000	47,271
		264,428
Internet–0.92%
Alibaba Group Holding
2.50% 11/28/19	200,000	198,935
3.40% 12/6/27	200,000	185,141
Amazon.com 2.80% 8/22/24	35,000	34,045
Booking Holdings 3.60% 6/1/26	108,000	105,096
Expedia Group 3.80% 2/15/28	100,000	90,854
		614,071
Iron & Steel–0.24%
Vale Overseas 6.25% 8/10/26	150,000	162,375
		162,375
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Leisure Time–0.05%
Royal Caribbean Cruises 2.65% 11/28/20	35,000	$ 34,374
		34,374
Machinery Diversified–0.07%
Roper Technologies
2.80% 12/15/21	25,000	24,509
3.80% 12/15/26	25,000	24,418
		48,927
Media–1.18%
21st Century Fox America 6.40% 12/15/35	25,000	31,275
CBS 4.30% 2/15/21	200,000	202,859
Charter Communications Operating
3.58% 7/23/20	100,000	99,930
4.46% 7/23/22	100,000	101,039
4.91% 7/23/25	50,000	49,787
Comcast
3.00% 2/1/24	60,000	58,537
4.60% 10/15/38	50,000	50,586
4.70% 10/15/48	50,000	50,665
Time Warner Cable 4.00% 9/1/21	100,000	99,454
Warner Media 3.80% 2/15/27	50,000	46,996
		791,128
Miscellaneous Manufacturing–0.14%
Illinois Tool Works 2.65% 11/15/26	100,000	93,020
		93,020
Oil & Gas–0.52%
BP Capital Markets
3.22% 11/28/23	75,000	73,968
3.79% 2/6/24	50,000	50,574
BP Capital Markets America 3.22% 4/14/24	20,000	19,595
Hess 4.30% 4/1/27	50,000	45,894
Petroleos Mexicanos 6.75% 9/21/47	50,000	41,470
Phillips 66 4.88% 11/15/44	21,000	20,566
Shell International Finance 3.88% 11/13/28	95,000	97,744
		349,811
Pharmaceuticals–0.97%
AstraZeneca 4.00% 1/17/29	150,000	147,958
CVS Health 3.35% 3/9/21	80,000	79,813
Halfmoon Parent 3.75% 7/15/23	65,000	64,850
Johnson & Johnson
3.40% 1/15/38	35,000	32,646
3.70% 3/1/46	50,000	47,610

LVIP BlackRock Scientific Allocation Fund–23

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Novartis Capital 4.40% 5/6/44	50,000	$ 53,538
Pfizer 3.00% 12/15/26	50,000	48,328
Shire Acquisitions Investments Ireland 2.40% 9/23/21	50,000	48,381
Zoetis
3.00% 9/12/27	100,000	92,528
3.90% 8/20/28	35,000	34,358
		650,010
Pipelines–1.05%
Enable Midstream Partners 5.00% 5/15/44	20,000	16,492
Energy Transfer Partners 9.70% 3/15/19	48,000	48,573
Energy Transfer Partners / Regency Energy Finance 5.00% 10/1/22	15,000	15,320
Kinder Morgan Energy Partners 3.95% 9/1/22	40,000	40,015
MPLX 4.88% 12/1/24	20,000	20,384
ONEOK
4.00% 7/13/27	75,000	71,664
5.20% 7/15/48	30,000	28,807
Sabine Pass Liquefaction
5.00% 3/15/27	100,000	100,397
5.63% 2/1/21	100,000	103,077
5.63% 4/15/23	100,000	105,453
5.75% 5/15/24	100,000	104,451
Williams Companies 3.90% 1/15/25	50,000	48,643
		703,276
Real Estate Investment Trusts–1.26%
American Tower
2.25% 1/15/22	100,000	95,770
3.45% 9/15/21	125,000	125,057
3.50% 1/31/23	100,000	98,370
4.00% 6/1/25	105,000	103,154
4.40% 2/15/26	25,000	25,018
CC Holdings GS V 3.85% 4/15/23	50,000	49,563
Crown Castle International
3.20% 9/1/24	35,000	33,247
3.40% 2/15/21	100,000	100,016
5.25% 1/15/23	55,000	57,165
GLP Capital 5.38% 4/15/26	40,000	39,660
Hospitality Properties Trust 4.50% 3/15/25	40,000	39,011
Host Hotels & Resorts 3.75% 10/15/23	30,000	29,457
Omega Healthcare Investors 4.50% 4/1/27	50,000	48,366
		843,854
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Retail–0.32%
Home Depot 4.25% 4/1/46	35,000	$ 34,965
McDonald's 3.50% 3/1/27	76,000	73,942
Walgreens Boots Alliance
3.45% 6/1/26	100,000	94,240
3.80% 11/18/24	10,000	9,861
		213,008
Semiconductors–0.65%
Broadcom
3.00% 1/15/22	40,000	38,496
3.63% 1/15/24	170,000	161,019
Maxim Integrated Products 3.45% 6/15/27	100,000	93,440
NVIDIA 3.20% 9/16/26	50,000	47,502
QUALCOMM 3.25% 5/20/27	100,000	93,121
		433,578
Software–0.51%
Autodesk 3.50% 6/15/27	65,000	60,865
Fidelity National Information Services 3.00% 8/15/26	33,000	30,410
Microsoft
2.88% 2/6/24	15,000	14,869
4.10% 2/6/37	25,000	25,702
VMware
2.30% 8/21/20	40,000	39,194
2.95% 8/21/22	85,000	81,088
3.90% 8/21/27	103,000	91,525
		343,653
Telecommunications–0.51%
AT&T
4.45% 4/1/24	40,000	40,709
5.25% 3/1/37	60,000	59,104
Verizon Communications
3.38% 2/15/25	65,000	63,163
4.50% 8/10/33	100,000	98,970
4.86% 8/21/46	50,000	49,324
5.25% 3/16/37	30,000	31,342
		342,612
Transportation–0.04%
Burlington Northern Santa Fe 4.70% 9/1/45	25,000	26,200
		26,200
Total Corporate Bonds (Cost $15,908,681)		15,651,904
MUNICIPAL BONDS–0.31%
Bay Area Toll Authority (Build America Bonds) Series S3 6.91% 10/1/50	45,000	64,163

LVIP BlackRock Scientific Allocation Fund–24

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
MUNICIPAL BONDS (continued)
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	35,000	$ 50,260
New Jersey State Turnpike Authority Revenue (Build America Bonds)
Series A 7.10% 1/1/41	25,000	34,233
Series F 7.41% 1/1/40	15,000	21,185
Oregon State Taxable Pension 5.89% 6/1/27	35,000	40,679
Total Municipal Bonds (Cost $217,640)		210,520
NON-AGENCY ASSET-BACKED SECURITIES–9.02%
AmeriCredit Automobile Receivables Trust Series 2017-3 C 2.69% 6/19/23	220,000	217,358
Avant Loans Funding Trust
Series 2018-A A 3.09% 6/15/21	84,354	84,199
Series 2018-A B 3.95% 12/15/22	150,000	150,085
Series 2018-B A 3.42% 1/18/22	134,841	134,729
CLUB Credit Trust
Series 2017-P2 A 2.61% 1/15/24	105,900	105,273
Series 2018-NP1 A 2.99% 5/15/24	16,734	16,717
Conn's Receivables Funding Series 2018-A A 3.25% 1/15/23	73,657	73,670
Consumer Loan Underlying Bond Credit Trust
Series 2017-NP2 A 2.55% 1/16/24	2,775	2,774
Series 2018-P1 A 3.39% 7/15/25	109,286	109,056
Drive Auto Receivables Trust
Series 2017-1 B 2.36% 3/15/21	30,149	30,137
Series 2017-3 B 2.30% 5/17/21	89,737	89,637
Series 2017-3 D 3.53% 12/15/23	150,000	150,120
Series 2017-BA D 3.72% 10/17/22	180,000	180,342
Series 2018-1 C 3.22% 3/15/23	320,000	319,351
Series 2018-1 D 3.81% 5/15/24	150,000	150,243
Series 2018-2 B 3.22% 4/15/22	150,000	149,843
Series 2018-2 C 3.63% 8/15/24	200,000	200,838
Series 2018-2 D 4.14% 8/15/24	40,000	40,323
	Principal Amount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust (continued)
Series 2018-3 B 3.37% 9/15/22	20,000	$ 20,010
Series 2018-3 C 3.72% 9/16/24	110,000	110,261
Series 2018-3 D 4.30% 9/16/24	60,000	60,810
Series 2018-4 C 3.66% 11/15/24	175,000	175,700
Series 2018-5 C 3.99% 1/15/25	100,000	100,898
DT Auto Owner Trust Series 2015-3A D 4.53% 10/17/22	41,209	41,415
Enva Series 2018-A A 4.20% 5/20/26	170,584	170,880
Flagship Credit Auto Trust Series 2016-4 B 2.41% 10/15/21	100,000	99,343
Marlette Funding Trust
Series 2017-1A A 2.83% 3/15/24	17,568	17,559
Series 2017-2A A 2.39% 7/15/24	24,377	24,346
Series 2017-3A A 2.36% 12/15/24	85,890	85,633
Series 2018-3A A 3.20% 9/15/28	90,091	89,981
Series 2018-4A A 3.71% 12/15/28	97,517	97,875
Prosper Marketplace Issuance Trust Series 2018-1A A 3.11% 6/17/24	57,583	57,481
Santander Drive Auto Receivables Trust
Series 2015-2 D 3.02% 4/15/21	150,000	149,904
Series 2016-3 D 2.80% 8/15/22	150,000	149,177
Series 2017-2 B 2.21% 10/15/21	230,000	229,367
Series 2017-2 C 2.79% 8/15/22	210,000	209,001
Series 2017-2 D 3.49% 7/17/23	100,000	99,474
Series 2018-5 D 4.19% 12/16/24	130,000	131,472
SoFi Consumer Loan Program
Series 2016-2A A 3.09% 10/27/25	50,490	50,384
Series 2017-1 A 3.28% 1/26/26	88,705	88,659
Series 2017-4 A 2.50% 5/26/26	91,764	90,701
Series 2017-6 A1 2.20% 11/25/26	60,537	60,223
Series 2017-6 A2 2.82% 11/25/26	100,000	99,176

LVIP BlackRock Scientific Allocation Fund–25

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
SoFi Consumer Loan Program (continued)
Series 2018-1 A1 2.55% 2/25/27	93,926	$ 93,385
Series 2018-1 A2 3.14% 2/25/27	170,000	169,531
Series 2018-3 A1 3.20% 8/25/27	75,158	75,001
Tesla Auto Lease Trust Series 2018-A B 2.75% 2/20/20	120,000	119,605
•Trafigura Securitisation Series 2017-1A A1 3.31% (LIBOR01M + 0.85%) 12/15/20	210,000	210,964
Upgrade Receivables Trust Series 2018-1A A 3.76% 11/15/24	181,470	181,510
Westlake Automobile Receivables Trust
Series 2017-1A D 3.46% 10/17/22	100,000	99,616
Series 2018-2A B 3.20% 1/16/24	35,000	34,905
Series 2018-3A B 3.32% 10/16/23	150,000	150,313
Series 2018-3A C 3.61% 10/16/23	165,000	165,092
Series 2018-3A D 4.00% 10/16/23	40,000	40,134
Total Non-Agency Asset-Backed Securities (Cost $6,061,121)		6,054,481
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.79%
Citigroup Commercial Mortgage Trust Series 2015-GC35 A4 3.82% 11/10/48	40,000	40,624
Csail Commercial Mortgage Trust
Series 2015-C2 A4 3.50% 6/15/57	100,000	99,947
•Series 2017-CX10 A5 3.46% 11/15/50	30,000	29,382
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP3 A4 2.63% 8/15/49	40,000	37,520
	Principal Amount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPM - BB Commercial Mortgage
Series 2014-C22 A4 3.80% 9/15/47	100,000	$ 101,646
Series 2016-C1 A5 3.58% 3/15/49	30,000	30,027
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27 A4 3.75% 12/15/47	50,000	50,588
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16 A5 3.82% 8/15/50	100,000	101,880
Series 2018-C44 A5 4.21% 5/15/51	40,000	41,295
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $536,137)		532,909
SOVEREIGN BONDS–0.36%
MEXICO–0.29%
ΔMexico Government International Bond 4.15% 3/28/27	200,000	193,682
		193,682
URUGUAY–0.07%
ΔUruguay Government International Bond 4.38% 10/27/27	50,000	50,174
		50,174
Total Sovereign Bonds (Cost $259,844)		243,856

	Number of Shares
MONEY MARKET FUND–2.82%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	1,893,311	1,893,311
Total Money Market Fund (Cost $1,893,311)		1,893,311

TOTAL INVESTMENTS–103.87% (Cost $70,509,639)	69,699,611
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.87%)	(2,596,130)
NET ASSETS APPLICABLE TO 5,778,158 SHARES OUTSTANDING–100.00%	$67,103,481
NET ASSET VALUE PER SHARE–LVIP BLACKROCK SCIENTIFIC ALLOCATION FUND STANDARD CLASS ($49,856,791 / 4,327,406 Shares)	$11.521
LVIP BlackRock Scientific Allocation Fund–26

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP BLACKROCK SCIENTIFIC ALLOCATION FUND SERVICE CLASS ($17,246,690 / 1,450,752 Shares)	$11.888
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$65,610,017
Distributable earnings/(accumulated loss)	1,493,464
TOTAL NET ASSETS	$67,103,481

† Non-income producing.
§ Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
× Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
Δ Securities have been classified by country of origin.
★	Includes $6,000 cash collateral held at broker for swap contracts, $131,233 cash collateral held at broker for future contracts, $16,892 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $6,200 variation margin due to brokers on centrally cleared interest rate swap contracts, $21,917 variation margin due from broker on futures contracts, $3,612,787 payable for securities purchased, $150,254 payable for fund shares redeemed, $76,844 other accrued expenses payable, and $43,022 due to manager and affiliates as of December 31, 2018.

The following futures contracts and swap contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
1	E-mini MSCI Emerging Markets Index	$ 48,340	$ 48,578	3/15/19	$ —	$ (238)
3	E-mini S&P 500 Index	375,780	373,697	3/15/19	2,083	—
3	Euro STOXX 50 Index	102,224	104,292	3/15/19	—	(2,068)
1	Yen Denominated Nikkei 225 Index	90,393	96,464	3/7/19	—	(6,071)
					2,083	(8,377)
Interest Rate Contracts:
(1)	U.S. Treasury 10 yr Notes	(130,078)	(125,874)	3/20/19	—	(4,204)
6	U.S. Treasury 10 yr Notes	732,094	726,961	3/20/19	5,133	—
(6)	U.S. Treasury 2 yr Notes	(1,273,875)	(1,266,098)	3/29/19	—	(7,777)
21	U.S. Treasury 5 yr Notes	2,408,437	2,369,808	3/29/19	38,629	—
7	U.S. Treasury Long Bonds	1,022,000	974,870	3/20/19	47,129	—
17	U.S. Treasury Ultra Bonds	2,731,156	2,589,806	3/20/19	141,350	—
					232,241	(11,981)
Total Futures Contracts					$234,324	$(20,358)
LVIP BlackRock Scientific Allocation Fund–27

LVIP BlackRock Scientific Allocation Fund
Statement of Net Assets (continued)
Swap Contract
Inflation Swap Contract
	Notional Amount[3]	Fixed Interest Rate Paid	Termination Date	Value	Unrealized Appreciation (Depreciation)
Centrally Cleared:
CSI–Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity[4]	385,000	2.2%	10/26/23	$6	$0
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2018.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Upfront premium paid of $6.

Summary of Abbreviations:
ADR–American Depositary Receipt
BB–Barclays Bank
CPI-U–Consumer Price Index for All Urban Consumers
CSI–Credit Suisse International
CVA–Dutch Certificate
GDR–Global Depository Receipt
GNMA–Government National Mortgage Association
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
JPM–JPMorgan
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
S&P–Standard & Poor’s
S.F.–Single Family
SDR–Swedish Depositary Receipt
TBA–To be announced
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Scientific Allocation Fund–28

LVIP BlackRock Scientific Allocation Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$ 1,064,742
Dividends	1,014,308
Foreign Taxes Withheld	(67,102)
2,011,948
EXPENSES:
Management fees	573,988
Professional fees	73,514
Custodian fees	71,198
Pricing fees	65,925
Distribution fees-Service Class	41,836
Shareholder servicing fees	22,194
Reports and statements to shareholders	19,640
Accounting and administration expenses	19,025
Trustees’ fees and expenses	2,556
Consulting fees	1,807
Other	822
892,505
Less:
Management fees waived	(76,534)
Expenses reimbursed	(215,454)
Total operating expenses	600,517
NET INVESTMENT INCOME	1,411,431
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	2,626,245
Foreign currencies	(12,493)
Futures contracts	49,553
Swap contracts	7,027
Net realized gain	2,670,332
Net change in unrealized appreciation (depreciation) of:
Investments**	(8,211,264)
Foreign currencies	2,788
Futures contracts	204,302
Net change in unrealized appreciation (depreciation)	(8,004,174)
NET REALIZED AND UNREALIZED LOSS	(5,333,842)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,922,411)

*	Includes $3,170 capital gains taxes paid.
**	Includes $4,860 decrease of capital gain taxes accrued
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Scientific Allocation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,411,431	$ 1,547,330
Net realized gain	2,670,332	16,408,134
Net change in unrealized appreciation (depreciation)	(8,004,174)	(5,419,676)
Net increase (decrease) in net assets resulting from operations	(3,922,411)	12,535,788
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(11,544,331)	(5,080,787)
Service Class	(3,512,664)	(943,439)
	(15,056,995)	(6,024,226)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,875,705	6,469,385
Service Class	6,426,094	4,130,318
Reinvestment of dividends and distributions:
Standard Class	11,544,329	5,080,787
Service Class	3,512,664	943,439
	25,358,792	16,623,929
Cost of shares redeemed:
Standard Class	(21,353,930)	(29,849,421)
Service Class	(3,449,716)	(2,405,137)
	(24,803,646)	(32,254,558)
Increase (decrease) in net assets derived from capital share transactions	555,146	(15,630,629)
NET DECREASE IN NET ASSETS	(18,424,260)	(9,119,067)
NET ASSETS:
Beginning of year	85,527,741	94,646,808
End of year	$ 67,103,481	$ 85,527,741
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,440,488)
Service Class		(270,983)
Net realized gain:
Standard Class		(3,640,299)
Service Class		(672,456)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Scientific Allocation Fund–29

LVIP BlackRock Scientific Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Scientific Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17 [1]	12/31/16	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 15.182	$ 14.235	$ 14.606	$ 15.631	$ 15.878
Income (loss) from investment operations:
Net investment income[3]	0.271	0.254	0.223	0.281	0.325
Net realized and unrealized gain (loss)	(0.928)	1.771	0.456	(0.468)	0.409
Total from investment operations	(0.657)	2.025	0.679	(0.187)	0.734
Less dividends and distributions from:
Net investment income	(0.290)	(0.327)	(0.275)	(0.336)	(0.325)
Net realized gain	(2.714)	(0.751)	(0.775)	(0.502)	(0.656)
Total dividends and distributions	(3.004)	(1.078)	(1.050)	(0.838)	(0.981)
Net asset value, end of period	$ 11.521	$ 15.182	$ 14.235	$ 14.606	$ 15.631
Total return[4]	(5.37%)	14.33%	4.65%	(1.15%)	4.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 49,857	$ 70,230	$82,784	$ 91,928	$102,477
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%	1.05%	0.98%	1.00%	0.94%
Ratio of net investment income to average net assets	1.90%	1.68%	1.52%	1.79%	2.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	1.36%	1.27%	1.52%	1.80%
Portfolio turnover	255%	566%	148%	124%	117%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Scientific Allocation Fund–30

LVIP BlackRock Scientific Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Scientific Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17 [1]	12/31/16	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 15.575	$ 14.580	$ 14.938	$ 15.966	$ 16.198
Income (loss) from investment operations:
Net investment income[3]	0.238	0.222	0.190	0.246	0.290
Net realized and unrealized gain (loss)	(0.951)	1.812	0.464	(0.476)	0.418
Total from investment operations	(0.713)	2.034	0.654	(0.230)	0.708
Less dividends and distributions from:
Net investment income	(0.260)	(0.288)	(0.237)	(0.296)	(0.284)
Net realized gain	(2.714)	(0.751)	(0.775)	(0.502)	(0.656)
Total dividends and distributions	(2.974)	(1.039)	(1.012)	(0.798)	(0.940)
Net asset value, end of period	$ 11.888	$ 15.575	$ 14.580	$ 14.938	$ 15.966
Total return[4]	(5.60%)	14.04%	4.38%	(1.39%)	4.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 17,247	$ 15,298	$11,863	$ 9,197	$ 7,534
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.36%	1.30%	1.23%	1.25%	1.19%
Ratio of net investment income to average net assets	1.65%	1.43%	1.27%	1.54%	1.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.27%	1.11%	1.02%	1.27%	1.55%
Portfolio turnover	255%	566%	148%	124%	117%

[1]	Effective May 1, 2017, BlackRock Investment Management LLC replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Scientific Allocation Fund–31

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Scientific Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide total return.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.    U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).    Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
LVIP BlackRock Scientific Allocation Fund–32

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.    Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.    Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.    Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class and 0.98% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
LVIP BlackRock Scientific Allocation Fund–33

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$4,439
Legal	881
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,833 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$16,892
Management fees payable to LIAC	37,521
Distribution fees payable to LFD	3,682
Printing and mailing fees payable to Lincoln Life	145
Shareholder servicing fees payable to Lincoln Life	1,674
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 52,997,886
Purchases of U.S. government securities	157,386,630
Sales other than U.S. government securities	58,944,543
Sales of U.S. government securities	171,945,839
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$70,750,558
Aggregate unrealized appreciation of investments and derivatives	$ 2,827,662
Aggregate unrealized depreciation of investments and derivatives	(3,878,609)
Net unrealized depreciation of investments and derivatives	$ (1,050,947)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP BlackRock Scientific Allocation Fund–34

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 463,320	$ —	$ —	$ 463,320
Air Freight & Logistics	21,642	—	—	21,642
Airlines	34,442	—	—	34,442
Auto Components	18,921	—	—	18,921
Banks	1,357,062	—	—	1,357,062
Beverages	43,817	—	—	43,817
Biotechnology	482,521	—	—	482,521
Building Products	64,279	5,573	—	69,852
Capital Markets	455,660	—	—	455,660
Chemicals	84,588	—	—	84,588
Commercial Services & Supplies	36,492	—	—	36,492
Communications Equipment	275,471	—	—	275,471
Construction Materials	12,267	—	—	12,267
Consumer Finance	278,308	—	—	278,308
Containers & Packaging	21,146	3,858	—	25,004
Diversified Consumer Services	40,770	—	—	40,770
Diversified Financial Services	22,051	—	—	22,051
Diversified Telecommunication Services	32,495	—	—	32,495
Electric Utilities	147,962	—	—	147,962
Electrical Equipment	111,530	—	—	111,530
Electronic Equipment, Instruments & Components	146,150	—	—	146,150
Energy Equipment & Services	18,234	—	—	18,234
Equity Real Estate Investment Trusts	531,264	—	—	531,264
Food & Staples Retailing	275,106	—	—	275,106
Food Products	179,553	—	—	179,553
Gas Utilities	66,480	—	—	66,480
Health Care Equipment & Supplies	511,807	—	—	511,807
Health Care Providers & Services	672,445	—	—	672,445
Health Care Technology	9,379	—	—	9,379
Hotels, Restaurants & Leisure	441,421	—	—	441,421
LVIP BlackRock Scientific Allocation Fund–35

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Household Durables	$ 10,131	$ —	$ —	$ 10,131
Household Products	62,965	—	—	62,965
Industrial Conglomerates	128,590	—	—	128,590
Insurance	817,976	—	—	817,976
Internet & Direct Marketing Retail	448,664	—	—	448,664
Internet Software & Services	595,015	—	—	595,015
IT Services	960,627	—	—	960,627
Life Sciences Tools & Services	182,887	—	—	182,887
Machinery	344,102	—	—	344,102
Media	226,465	—	—	226,465
Metals & Mining	19,018	—	—	19,018
Multiline Retail	328,523	—	—	328,523
Multi-Utilities	310,811	—	—	310,811
Oil, Gas & Consumable Fuels	927,169	—	—	927,169
Personal Products	103,411	—	—	103,411
Pharmaceuticals	909,648	—	—	909,648
Professional Services	96,160	—	—	96,160
Road & Rail	144,083	—	—	144,083
Semiconductors & Semiconductor Equipment	588,908	—	—	588,908
Software	1,115,164	—	—	1,115,164
Specialty Retail	244,528	—	—	244,528
Technology Hardware, Storage & Peripherals	767,375	—	—	767,375
Textiles, Apparel & Luxury Goods	213,997	—	—	213,997
Tobacco	102,343	—	—	102,343
Transportation Infrastructure	10,054	—	—	10,054
Wireless Telecommunication Services	10,575	—	—	10,575
Developed Markets
Aerospace & Defense	—	155,116	—	155,116
Air Freight & Logistics	—	5,201	—	5,201
Airlines	—	187,132	—	187,132
Auto Components	—	172,684	—	172,684
Automobiles	—	103,568	—	103,568
Banks	736,177	557,221	—	1,293,398
Beverages	—	383,356	—	383,356
Biotechnology	—	66,087	—	66,087
Building Products	—	50,824	—	50,824
Capital Markets	1,336	106,303	—	107,639
Chemicals	—	446,940	—	446,940
Commercial Services & Supplies	—	34,534	—	34,534
Construction & Engineering	2,665	211,422	—	214,087
Construction Materials	—	12,450	—	12,450
Consumer Finance	—	60,974	—	60,974
Distributors	—	7,135	—	7,135
Diversified Financial Services	—	4,404	—	4,404
Diversified Telecommunication Services	95,559	489,101	—	584,660
Electric Utilities	—	137,834	—	137,834
Electrical Equipment	—	8,954	—	8,954
Electronic Equipment, Instruments & Components	—	25,955	—	25,955
Energy Equipment & Services	—	45,799	—	45,799
Equity Real Estate Investment Trusts	—	4,647	—	4,647
Food & Staples Retailing	—	197,295	—	197,295
Food Products	—	279,401	—	279,401
Gas Utilities	—	15,175	—	15,175
Health Care Equipment & Supplies	—	53,858	—	53,858
Health Care Providers & Services	—	15,579	—	15,579
Hotels, Restaurants & Leisure	—	214,493	—	214,493
Household Durables	—	23,505	—	23,505
LVIP BlackRock Scientific Allocation Fund–36

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Developed Markets (continued)
Household Products	$ —	$ 23,130	$ —	$ 23,130
Industrial Conglomerates	—	77,786	—	77,786
Insurance	108,323	470,776	—	579,099
Interactive Media & Services	—	10,636	—	10,636
Internet & Direct Marketing Retail	—	4,340	—	4,340
Internet Software & Services	12,467	—	—	12,467
IT Services	—	176,130	—	176,130
Leisure Products	6,057	—	—	6,057
Life Sciences Tools & Services	—	5,106	—	5,106
Machinery	—	81,330	—	81,330
Media	9,894	57,085	—	66,979
Metals & Mining	—	377,419	—	377,419
Multiline Retail	—	26,831	—	26,831
Multi-Utilities	—	84,186	—	84,186
Oil, Gas & Consumable Fuels	164,707	352,434	—	517,141
Paper & Forest Products	—	69,891	—	69,891
Personal Products	—	371,055	—	371,055
Pharmaceuticals	—	871,310	—	871,310
Professional Services	—	319,364	—	319,364
Real Estate Management & Development	—	63,770	—	63,770
Road & Rail	7,525	107,425	—	114,950
Semiconductors & Semiconductor Equipment	—	62,053	—	62,053
Software	—	174,840	—	174,840
Specialty Retail	—	9,876	—	9,876
Technology Hardware, Storage & Peripherals	—	11,309	—	11,309
Textiles, Apparel & Luxury Goods	17,612	258,177	—	275,789
Tobacco	104,311	366,356	—	470,667
Trading Companies & Distributors	—	73,341	—	73,341
Wireless Telecommunication Services	—	193,211	—	193,211
Emerging Markets
Air Freight & Logistics	—	1,735	—	1,735
Airlines	—	6,656	—	6,656
Auto Components	—	6,758	—	6,758
Automobiles	—	35,055	—	35,055
Banks	4,014	189,368	—	193,382
Beverages	—	38,488	—	38,488
Biotechnology	—	18,281	—	18,281
Capital Markets	—	29,714	—	29,714
Chemicals	—	46,532	—	46,532
Construction & Engineering	—	153,751	—	153,751
Construction Materials	8,107	40,606	—	48,713
Consumer Finance	—	4,122	—	4,122
Diversified Financial Services	—	26,765	—	26,765
Diversified Telecommunication Services	—	97,715	—	97,715
Electric Utilities	—	99,047	—	99,047
Electrical Equipment	—	12,362	—	12,362
Electronic Equipment, Instruments & Components	—	94,834	—	94,834
Food & Staples Retailing	6,867	14,636	—	21,503
Food Products	4,911	194,117	—	199,028
Gas Utilities	—	1,482	—	1,482
Health Care Equipment & Supplies	—	2,169	—	2,169
Health Care Providers & Services	—	34,117	—	34,117
Hotels, Restaurants & Leisure	1,564	—	—	1,564
Household Durables	—	5,495	—	5,495
Household Products	—	22,215	—	22,215
Independent Power and Renewable Electricity Producers	3,254	43,284	—	46,538
LVIP BlackRock Scientific Allocation Fund–37

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Emerging Markets (continued)
Industrial Conglomerates	$ —	$ 27,084	$ —	$ 27,084
Insurance	4,307	43,611	—	47,918
Interactive Media & Services	3,223	192,085	—	195,308
Internet & Direct Marketing Retail	121,444	—	—	121,444
IT Services	5,825	101,699	—	107,524
Machinery	—	24,938	—	24,938
Marine	—	48,797	—	48,797
Media	2,239	32,210	—	34,449
Metals & Mining	—	174,273	—	174,273
Multiline Retail	—	9,322	—	9,322
Oil, Gas & Consumable Fuels	16,587	599,764	—	616,351
Paper & Forest Products	—	2,730	—	2,730
Pharmaceuticals	—	33,313	—	33,313
Professional Services	2,435	—	—	2,435
Real Estate Management & Development	—	249,332	—	249,332
Semiconductors & Semiconductor Equipment	—	97,528	—	97,528
Specialty Retail	—	8,272	—	8,272
Technology Hardware, Storage & Peripherals	—	142,730	—	142,730
Textiles, Apparel & Luxury Goods	—	39,349	—	39,349
Thrifts & Mortgage Finance	—	82,382	—	82,382
Tobacco	—	6,977	—	6,977
Transportation Infrastructure	1,432	21,976	—	23,408
Water Utilities	—	11,593	—	11,593
Wireless Telecommunication Services	26,875	151,964	—	178,839
Preferred Stocks	—	224,336	—	224,336
Agency Collateralized Mortgage Obligations	—	2,426,221	—	2,426,221
Agency Commercial Mortgage-Backed Securities	—	551,259	—	551,259
Agency Mortgage-Backed Securities	—	11,644,386	27,911	11,672,297
Agency Obligations	—	126,250	—	126,250
Corporate Bonds	—	15,651,904	—	15,651,904
Municipal Bonds	—	210,520	—	210,520
Non-Agency Asset-Backed Securities	—	6,054,481	—	6,054,481
Non-Agency Commercial Mortgage-Backed Securities	—	532,909	—	532,909
Sovereign Bonds	—	243,856	—	243,856
Money Market Fund	1,893,311	—	—	1,893,311
Total Investments	$19,898,800	$49,772,900	$27,911	$69,699,611
Derivatives:

Assets:
Futures Contracts	$234,324	$—	$—	$234,324
Liabilities:
Futures Contracts	$ (20,358)	$—	$—	$ (20,358)
Swap Contract	$ —	$—	$—	$ 0
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, passive foreign investment companies (“PFIC”), mark-to-market of futures contracts and foreign currency and tax treatment of market discount and premium on debt instruments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP BlackRock Scientific Allocation Fund–38

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$1,863,325	$3,813,347
Long-term capital gains	13,193,670	2,210,879
Total	$15,056,995	$6,024,226
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 39,364
Undistributed long-term capital gains	2,504,986
Net unrealized depreciation	(1,050,886)
Distributable earnings/(accumulated loss)	$ 1,493,464
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	274,962	428,943
Service Class	433,718	263,669
Shares reinvested:
Standard Class	926,525	333,491
Service Class	273,833	60,437
	1,909,038	1,086,540
Shares redeemed:
Standard Class	(1,499,806)	(1,952,396)
Service Class	(238,992)	(155,547)
	(1,738,798)	(2,107,943)
Net increase (decrease)	170,240	(1,021,403)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date, to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
LVIP BlackRock Scientific Allocation Fund–39

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Swap Contracts–The Fund enters into inflation swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2018, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$ 2,083	Liabilities net of receivables and other assets	$ (8,377)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	232,241	Liabilities net of receivables and other assets	(11,981)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	0	Liabilities net of receivables and other assets	—
Total		$234,324		$(20,358)
LVIP BlackRock Scientific Allocation Fund–40

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(34,156)	$ (6,207)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	83,709	210,509
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	7,027	—
Total		$ 56,580	$204,302
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$1	$—
Futures contracts (average notional value)	2,506,289	1,734,053
Inflation rate swap contracts (average notional value)	29,616	—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had no assets and liabilities subject to offsetting provisions.
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and
LVIP BlackRock Scientific Allocation Fund–41

LVIP BlackRock Scientific Allocation Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and, management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Scientific Allocation Fund–42

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Scientific Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Scientific Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 1, 2019
LVIP BlackRock Scientific Allocation Fund–43

LVIP BlackRock Scientific Allocation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Funds to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
LVIP BlackRock Scientific Allocation Fund–44

LVIP BlackRock Scientific Allocation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was lower than the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Scientific Allocation Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Scientific Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP BlackRock Scientific Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered that the Fund’s investment strategy and benchmark changed and that BlackRock became subadvisor effective May 1, 2017. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, noting BlackRock’s statement that no comparable funds were sub-advised by BlackRock. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage for BlackRock proprietary products and that research may be obtained with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Scientific Allocation Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn‐Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson‐Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP BlackRock Scientific Allocation Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP BlackRock Scientific Allocation Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP BlackRock Scientific Allocation Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Scientific Allocation Fund–49

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned (2.74)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the BlackRock U.S. Growth ETF Allocation composite1, returned (2.51)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond IndexSM2, returned 0.01%.
Ending their third quarter momentum, global markets reversed in the fourth quarter declining sharply. Investors grappled with an increased slowdown in the Eurozone, weaker Chinese growth and never-ending geopolitical concerns including uncertainty around Brexit and political tensions in Italy. Fears came to a head in late December as volatility spiked and provided investors with a shaky end to 2018. Government bonds yields fell as prices rose consistent with the widespread uncertainty dominating markets during the quarter and an investor shift towards safe havens. Oil prices fell on concerns of oversupply stemming from a weak outlook for global demand. Overall, emerging markets surprisingly fared the best returning -7.4% (MSCI Emerging Markets Index) while the Japanese market exhibited the steepest decline with the MSCI Japan4 down -14.2%.
In the U.S., 2018 proved to be a turbulent year for markets with the S&P 500 Index5 down just over -4.3%. Despite an initial boost from tax reform and resilient economic data the headlines were dominated by fears of spikes in market volatility, intensifying trade wars and more aggressive central bank policy. A risk-off sentiment slowly permeated the market before coming to a head in December when the market dropped around -9%. U.S. equity markets returned their worst quarterly performance since 2011 as slower earnings growth, Federal Reserve Chairman Jerome Powell’s aggressive policy comments and the government shutdown spooked markets. Ultimately, the Fed did raise rates in December consistent with economic data. However, the Chairman did indicate a more conservative path (although not as dovish as markets expected) revising his inflation expectations downward and anticipated two rate increases in 2019.
The fund is a strategic asset allocation portfolios; sector, asset class and security level decisions are not actively managed. However, because of the weak returns across all markets the portfolio delivered a -2.60% return in 2018.
This fund is a strategic asset allocation portfolio using passive instruments and therefore should closely track the performance of the benchmark. Since its inception on 4/29/2016, the US Growth portfolio delivered an annualized 6.64% return, while the fund’s composite benchmark delivered a 6.83%. In 2018, the Fund delivered a -2.60% return as compared with -2.46% for the fund’s composite benchmark.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Alan Mason
Amy Whitelaw
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/16 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,647 for the Standard Class shares and to $11,540 for the Service Class shares. For comparison, look at how the BlackRock U.S. Growth ETF Allocation composite and Bloomberg Barclays U.S. Aggregate Bond IndexSM did over the same period. The same $10,000 investment would have increased to $11,893 and $10,277, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 2.74%
Inception (5/2/16)	+ 5.89%
Service Class Shares
One Year	- 3.07%
Inception (5/2/16)	+ 5.52%
1. BlackRock U.S. Growth ETF Allocation composite is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 29% S&P 500 Index, 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400 Index and 9% Russell 2000 Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance Of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.
3. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets NR Index consists of 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.
4. The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With 323 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$966.50	0.32%	$1.59
Service Class Shares	1,000.00	964.80	0.67%	3.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.32%	$1.63
Service Class Shares	1,000.00	1,021.80	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Equity Funds	69.66%
Fixed Income Funds	26.92%
Money Market Fund	1.73%
Total Investments	98.31%
Receivables and Other Assets Net of Liabilities	1.69%
Total Net Assets	100.00%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–98.31%
Equity Funds–69.66%
iShares Core S&P 500 ETF	382,596	$ 96,264,980
iShares Core S&P Mid-Cap ETF	138,995	23,081,510
iShares Edge MSCI Min Vol USA ETF	1,582,658	82,931,279
iShares Russell 2000 ETF	222,335	29,770,656
		232,048,425
Fixed Income Funds–26.92%
iShares Broad USD Investment Grade Corporate Bond ETF	266,980	14,136,591
iShares Core U.S. Aggregate Bond ETF	422,348	44,975,839
iShares Core U.S. Treasury Bond ETF	601,200	14,819,580
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	150,274	$ 15,726,174
		89,658,184
Money Market Fund–1.73%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	5,768,649	5,768,649
		5,768,649
Total Investment Companies (Cost $319,287,400)		327,475,258
TOTAL INVESTMENTS–98.31% (Cost $319,287,400)	327,475,258
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.69%	5,625,277
NET ASSETS APPLICABLE TO 29,685,104 SHARES OUTSTANDING–100.00%	$333,100,535
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($5,937,323 / 528,952 Shares)	$11.225
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($327,163,212 / 29,156,152 Shares)	$11.221
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$324,439,373
Distributable earnings/(accumulated loss)	8,661,162
TOTAL NET ASSETS	$333,100,535

★	Includes $6,730,490 cash collateral held at broker for futures contracts, $629,806 variation margin due from broker on futures contracts, $5,581,601 payable for securities purchased, $31,607 payable for fund share redeemed, $21,186 other accrued expenses payable and $175,788 due to manager and affiliates as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(235)	E-mini Russell 2000 Index	$ (15,850,750)	$ (16,275,824)	3/15/19	$ 425,074	$—
(657)	E-mini S&P 500 Index	(82,295,820)	(84,067,057)	3/15/19	1,771,237	—
(134)	E-mini S&P MidCap 400 Index	(22,273,480)	(22,868,300)	3/15/19	594,820	—
					2,791,131	—
Interest Rate Contract:
1,258	U.S. Treasury 5 yr Notes	144,276,875	143,124,077	3/29/19	1,152,798	—
Total Futures Contracts					$3,943,929	$—
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 6,553,078
Interest	4,359
6,557,437
EXPENSES:
Distribution fees-Service Class	1,056,623
Management fees	766,355
Shareholder servicing fees	88,897
Accounting and administration expenses	50,829
Professional fees	31,937
Reports and statements to shareholders	13,401
Trustees’ fees and expenses	9,832
Custodian fees	4,662
Consulting fees	3,846
Pricing fees	59
Other	2,303
Total operating expenses	2,028,744
NET INVESTMENT INCOME	4,528,693
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(661,218)
Futures contracts	(3,105,624)
Net realized loss	(3,766,842)
Net change in unrealized appreciation (depreciation) of:
Investments	(16,066,833)
Futures contracts	3,953,971
Net change in unrealized appreciation (depreciation)	(12,112,862)
NET REALIZED AND UNREALIZED LOSS	(15,879,704)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,351,011)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,528,693	$ 2,664,367
Net realized loss	(3,766,842)	(77,173)
Net change in unrealized appreciation (depreciation)	(12,112,862)	22,603,250
Net increase (decrease) in net assets resulting from operations	(11,351,011)	25,190,444
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(87,268)	(48,327)
Service Class	(3,922,330)	(2,536,938)
	(4,009,598)	(2,585,265)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,811,572	2,122,387
Service Class	105,819,723	141,451,943
Reinvestment of dividends and distributions:
Standard Class	87,268	48,327
Service Class	3,922,330	2,536,938
	112,640,893	146,159,595
Cost of shares redeemed:
Standard Class	(501,682)	(106,341)
Service Class	(26,293,210)	(34,773,446)
	(26,794,892)	(34,879,787)
Increase in net assets derived from capital share transactions	85,846,001	111,279,808
NET INCREASE IN NET ASSETS	70,485,392	133,884,987
NET ASSETS:
Beginning of year	262,615,143	128,730,156
End of year	$333,100,535	$262,615,143
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (48,270)
Service Class		(2,532,539)
Net realized gain:
Standard Class		(57)
Service Class		(4,399)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
Year Ended		5/2/16 [1] to
	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.719	$ 10.463	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.217	0.184	0.174
Net realized and unrealized gain (loss)	(0.538)	1.228	0.378
Total from investment operations	(0.321)	1.412	0.552
Less dividends and distributions from:
Net investment income	(0.173)	(0.156)	(0.089)
Net realized gain	—	— [3]	—
Total dividends and distributions	(0.173)	(0.156)	(0.089)
Net asset value, end of period	$ 11.225	$ 11.719	$ 10.463
Total return[4]	(2.74%)	13.49%	5.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 5,937	$ 3,784	$ 1,444
Ratio of expenses to average net assets[5]	0.32%	0.32%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.32%	0.38%
Ratio of net investment income to average net assets	1.82%	1.64%	2.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	1.64%	2.48%
Portfolio turnover	5%	3%	14%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	For the year ended December 31, 2017, net realized gain distributions of $57 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
Year Ended		5/2/16 [1] to
	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 11.718	$ 10.464	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.174	0.144	0.150
Net realized and unrealized gain (loss)	(0.534)	1.226	0.377
Total from investment operations	(0.360)	1.370	0.527
Less dividends and distributions from:
Net investment income	(0.137)	(0.116)	(0.063)
Net realized gain	—	— [3]	—
Total dividends and distributions	(0.137)	(0.116)	(0.063)
Net asset value, end of period	$ 11.221	$ 11.718	$ 10.464
Total return[4]	(3.07%)	13.10%	5.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$327,163	$258,831	$127,286
Ratio of expenses to average net assets[5]	0.67%	0.67%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.67%	0.73%
Ratio of net investment income to average net assets	1.47%	1.29%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.47%	1.29%	2.13%
Portfolio turnover	5%	3%	14%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	For the year ended December 31, 2017, net realized gain distributions of $4,399 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2016-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.37% of the average daily net assets for the Standard Class and 0.72% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$17,022
Legal	3,399
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,951 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$70,885
Distribution fees payable to LFD	97,649
Printing and mailing fees payable to Lincoln Life	(969)
Shareholder servicing fees payable to Lincoln Life	8,223
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$98,807,888
Sales	14,268,522
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$319,963,109
Aggregate unrealized appreciation of investments and derivatives	$ 10,415,771
Aggregate unrealized depreciation of investments and derivatives	(2,903,622)
Net unrealized appreciation of investments and derivatives	$ 7,512,149
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$327,475,258	$—	$—	$327,475,258
Derivatives:
Assets:
Futures Contracts	$ 3,943,929	$—	$—	$ 3,943,929
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$4,009,598	$2,580,809
Long-term capital gains	—	4,456
Total	$4,009,598	$2,585,265
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,018,554
Undistributed long-term capital gains	343,296
Other temporary differences	(212,837)
Net unrealized appreciation	7,512,149
Distributable earnings/(accumulated loss)	$8,661,162
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	240,352	190,221
Service Class	8,935,897	12,850,398
Shares reinvested:
Standard Class	7,808	4,114
Service Class	350,766	215,979
	9,534,823	13,260,712
Shares redeemed:
Standard Class	(42,094)	(9,502)
Service Class	(2,218,786)	(3,142,608)
	(2,260,880)	(3,152,110)
Net increase	7,273,943	10,108,602
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$2,791,131	Receivables and other assets net of liabilities	$—
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	1,152,798	Receivables and other assets net of liabilities	—
Total		$3,943,929		$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,698,507)	$2,791,131
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(407,117)	1,162,840
Total		$(3,105,624)	$3,953,971

	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$20,318,435	$11,022,867
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 2, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–15

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by the sub-adviser in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Managed Risk Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedules were negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the BlackRock U.S. Growth ETF Allocation Index. The Board considered that the Fund commenced operations in May 2016, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to the performance of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the BlackRock Global Growth ETF Allocation Index. The Board considered that the Fund commenced operations in May 2016, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that BlackRock stated that it managed no comparable funds using the same benchmark and the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds owned by the Funds.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–22

LVIP Blended Core Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Blended Core Equity Managed Volatility Fund

LVIP Blended Core Equity Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Core Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (2.80%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund invests predominantly in underlying funds that invest in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies. Additionally, the Fund exhibits a bias toward higher quality companies relative to its S&P 500 benchmark. During calendar year 2018, exposure to value-oriented equities generally detracted from relative returns, while exposure to growth-oriented equities generally contributed to relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Blended Core Equity Managed Volatility Fund–1

LVIP Blended Core Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
LVIP Blended Core Equity Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Core Equity Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,106 for the Standard Class shares and to $12,879 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $15,033. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 2.80%
Inception (1/2/14)	+ 5.56%
Service Class Shares
One Year	- 3.14%
Inception (1/2/14)	+ 5.20%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Blended Core Equity Managed Volatility Fund–2

LVIP Blended Core Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$968.80	0.00%	$—
Service Class Shares	1,000.00	967.10	0.35%	1.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,025.20	0.00%	$—
Service Class Shares	1,000.00	1,023.40	0.35%	1.79

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Blended Core Equity Managed Volatility Fund–3

LVIP Blended Core Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	93.87%
Investment Companies	93.87%
Equity Funds	93.87%
Unaffiliated Investment	3.97%
Investment Company	3.97%
Money Market Fund	3.97%
Total Investments	97.84%
Receivables and Other Assets Net of Liabilities	2.16%
Total Net Assets	100.00%
LVIP Blended Core Equity Managed Volatility Fund–4

LVIP Blended Core Equity Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–93.87%
INVESTMENT COMPANIES–93.87%
Equity Funds–93.87%
#ClearBridge®–– Variable Appreciation Portfolio	4,376,544	$ 170,160,026
T. Rowe Price Capital Opportunity Fund (Investor Class)	4,776,835	112,637,773
Total Affiliated Investments (Cost $262,770,939)		282,797,799
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENT–3.97%
INVESTMENT COMPANY–3.97%
Money Market Fund–3.97%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	11,957,808	$ 11,957,808
Total Unaffiliated Investment (Cost $11,957,808)		11,957,808
TOTAL INVESTMENTS–97.84% (Cost $274,728,747)	294,755,607
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.16%	6,500,534
NET ASSETS APPLICABLE TO 25,432,155 SHARES OUTSTANDING–100.00%	$301,256,141

# Series I shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(8)	British Pound	$ (639,500)	$ (634,677)	3/18/19	$ —	$ (4,823)
(7)	Euro	(1,008,219)	(1,003,849)	3/18/19	—	(4,370)
(6)	Japanese Yen	(687,825)	(672,283)	3/18/19	—	(15,542)
					—	(24,735)
Equity Contracts:
(1,194)	E-mini S&P 500 Index	(149,560,440)	(148,793,616)	3/15/19	—	(766,824)
(24)	E-mini S&P MidCap 400 Index	(3,989,280)	(4,040,663)	3/15/19	51,383	—
(31)	Euro STOXX 50 Index	(1,056,312)	(1,070,569)	3/15/19	14,257	—
(7)	FTSE 100 Index	(594,129)	(596,292)	3/15/19	2,163	—
(4)	Nikkei 225 Index (OSE)	(729,894)	(748,925)	3/7/19	19,031	—
					86,834	(766,824)
Total Futures Contracts					$86,834	$(791,559)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Core Equity Managed Volatility Fund–5

LVIP Blended Core Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investments, at value	$282,797,799
Unaffiliated investment, at value	11,957,808
Cash collateral held at broker for futures contracts	7,543,246
Receivable for fund shares sold	340,988
Dividends and interest receivable	23,894
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	17,030
Prepaid expenses	1,962
TOTAL ASSETS	302,682,727
LIABILITIES:
Variation margin due to broker on futures contracts	1,192,181
Payable for securities purchased	98,705
Due to manager and affiliates	98,554
Other accrued expenses payable	20,085
Payable for fund shares redeemed	17,061
TOTAL LIABILITIES	1,426,586
TOTAL NET ASSETS	$301,256,141
Affiliated investments, at cost	$262,770,939
Unaffiliated investment, at cost	11,957,808
Standard Class:
Net Assets	$ 81,059
Shares Outstanding	6,839
Net Asset Value Per Share	$ 11.851[1]
Service Class:
Net Assets	$301,175,082
Shares Outstanding	25,425,316
Net Asset Value Per Share	$ 11.845
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$270,486,412
Distributable earnings/(accumulated loss)	30,769,729
TOTAL NET ASSETS	$301,256,141

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Core Equity Managed Volatility Fund–6

LVIP Blended Core Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investments	$ 3,625,958
Dividends from unaffiliated investment	194,042
Interest from unaffiliated investment	42,168
3,862,168
EXPENSES:
Management fees	1,921,401
Distribution fees-Service Class	1,050,462
Shareholder servicing fees	87,063
Accounting and administration expenses	50,667
Professional fees	31,607
Reports and statements to shareholders	27,052
Trustees’ fees and expenses	9,778
Consulting fees	3,867
Custodian fees	1,985
Pricing fees	42
Other	1,866
3,185,790
Less:
Management fees waived	(1,921,401)
Expenses reimbursed	(213,928)
Total operating expenses	1,050,461
NET INVESTMENT INCOME	2,811,707
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(122,310)
Sale of unaffiliated investment	(1)
Distributions from affiliated investments	12,324,881
Foreign currencies	(234)
Futures contracts	514,738
Net realized gain	12,717,074
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(25,038,720)
Foreign currencies	945
Futures contracts	(869,045)
Net change in unrealized appreciation (depreciation)	(25,906,820)
NET REALIZED AND UNREALIZED LOSS	(13,189,746)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,378,039)
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Core Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,811,707	$ 2,117,445
Net realized gain	12,717,074	14,073,618
Net change in unrealized appreciation (depreciation)	(25,906,820)	32,971,741
Net increase (decrease) in net assets resulting from operations	(10,378,039)	49,162,804
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(3,835)	(1,285)
Service Class	(12,712,265)	(2,956,462)
	(12,716,100)	(2,957,747)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,960	76
Service Class	62,391,708	38,879,991
Reinvestment of dividends and distributions:
Standard Class	3,835	1,285
Service Class	12,712,265	2,956,462
	75,110,768	41,837,814
Cost of shares redeemed:
Standard Class	(15,976)	(7,665)
Service Class	(37,720,434)	(33,182,877)
	(37,736,410)	(33,190,542)
Increase in net assets derived from capital share transactions	37,374,358	8,647,272
NET INCREASE IN NET ASSETS	14,280,219	54,852,329
NET ASSETS:
Beginning of year	286,975,922	232,123,593
End of year	$301,256,141	$286,975,922
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,285)
Service Class		(2,956,462)
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Core Equity Managed Volatility Fund–7

LVIP Blended Core Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Core Equity Managed Volatility Fund Standard Class
			Year Ended		1/2/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.744	$ 10.672	$ 9.913	$ 10.501	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.166	0.136	0.154	0.139	0.258
Net realized and unrealized gain (loss)	(0.482)	2.110	0.741	(0.550)	0.375
Total from investment operations	(0.316)	2.246	0.895	(0.411)	0.633
Less dividends and distributions from:
Net investment income	(0.155)	(0.174)	(0.136)	(0.120)	(0.132)
Net realized gain	(0.422)	—	—	(0.057)	—
Total dividends and distributions	(0.577)	(0.174)	(0.136)	(0.177)	(0.132)
Net asset value, end of period	$ 11.851	$ 12.744	$ 10.672	$ 9.913	$ 10.501
Total return[4]	(2.80%)	21.04%	9.03%	(3.90%)	6.32%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 81	$ 96	$ 86	$ 83	$ 76
Ratio of expenses to average net assets[5]	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.71%	0.70%	0.71%	0.74%	0.88%
Ratio of net investment income to average net assets	1.29%	1.15%	1.50%	1.35%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.58%	0.45%	0.79%	0.61%	1.67%
Portfolio turnover	9%	9%	35%	10%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Core Equity Managed Volatility Fund–8

LVIP Blended Core Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Core Equity Managed Volatility Fund Service Class
			Year Ended		1/2/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.739	$ 10.672	$ 9.914	$ 10.502	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.121	0.094	0.119	0.103	0.229
Net realized and unrealized gain (loss)	(0.479)	2.106	0.739	(0.550)	0.368
Total from investment operations	(0.358)	2.200	0.858	(0.447)	0.597
Less dividends and distributions from:
Net investment income	(0.114)	(0.133)	(0.100)	(0.084)	(0.095)
Net realized gain	(0.422)	—	—	(0.057)	—
Total dividends and distributions	(0.536)	(0.133)	(0.100)	(0.141)	(0.095)
Net asset value, end of period	$ 11.845	$ 12.739	$ 10.672	$ 9.914	$ 10.502
Total return[4]	(3.14%)	20.61%	8.65%	(4.24%)	5.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$301,175	$286,880	$232,038	$130,907	$64,617
Ratio of expenses to average net assets[5]	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.06%	1.05%	1.06%	1.09%	1.23%
Ratio of net investment income to average net assets	0.94%	0.80%	1.15%	1.00%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.23%	0.10%	0.44%	0.26%	1.32%
Portfolio turnover	9%	9%	35%	10%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Core Equity Managed Volatility Fund–9

LVIP Blended Core Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Core Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies (collectively, the “Underlying Funds”), which, in turn, invest at least 80% of their assets in equity securities. The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Blended Core Equity Managed Volatility Fund–10

LVIP Blended Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.64% of the Fund's average daily net assets.   LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.64% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of the Fund’s average daily net assets for the Standard Class and 0.35% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$16,859
Legal	3,378
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $19,483 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$17,030
Distribution fees payable to LFD	90,901
Printing and mailing fees payable to Lincoln Life	119
Shareholder servicing fees payable to Lincoln Life	7,534
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Blended Core Equity Managed Volatility Fund–11

LVIP Blended Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-93.87%@
Equity Funds-93.87%@
#ClearBridge - Variable Appreciation Portfolio	$163,469,930	$35,782,249	$15,668,804	$(124,955)	$(13,298,394)	$170,160,026	4,376,544	$2,318,224	$ 7,680,170
T. Rowe Price Capital Opportunity Fund (Investor Class)	109,108,506	26,599,703	11,332,755	2,645	(11,740,326)	112,637,773	4,776,835	1,307,734	4,644,711
Total	$272,578,436	$62,381,952	$27,001,559	$(122,310)	$(25,038,720)	$282,797,799		$3,625,958	$12,324,881

@ As a percentage of Net Assets as of December 31, 2018.
# Series I shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$62,381,952
Sales	27,001,559
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$276,139,877
Aggregate unrealized appreciation of investments and derivatives	$ 18,634,761
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 18,634,761
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Blended Core Equity Managed Volatility Fund–12

LVIP Blended Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$282,797,799	$—	$—	$282,797,799
Unaffiliated Investment Company	11,957,808	—	—	11,957,808
Total Investments	$294,755,607	$—	$—	$294,755,607
Derivatives:
Assets:
Futures Contracts	$ 86,834	$—	$—	$ 86,834
Liabilities:
Futures Contracts	$ (791,559)	$—	$—	$ (791,559)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$2,859,579	$2,957,747
Long-term capital gains	9,856,521	—
Total	$12,716,100	$2,957,747
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 496,446
Undistributed long-term capital gains	11,637,577
Net unrealized appreciation	18,635,706
Distributable earnings/(accumulated loss)	$30,769,729
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	248	7
Service Class	4,824,976	3,384,439
Shares reinvested:
Standard Class	298	100
Service Class	983,694	231,127
	5,809,216	3,615,673
Shares redeemed:
Standard Class	(1,210)	(632)
Service Class	(2,903,877)	(2,838,182)
	(2,905,087)	(2,838,814)
Net increase	2,904,129	776,859
LVIP Blended Core Equity Managed Volatility Fund–13

LVIP Blended Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$86,834	Variation margin due to broker on futures contracts	$(766,824)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(24,735)
Total		$86,834		$(791,559)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$503,322	$(844,310)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	11,416	(24,735)
Total		$514,738	$(869,045)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$6,404,109	$40,996,652
LVIP Blended Core Equity Managed Volatility Fund–14

LVIP Blended Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
On December 4, 2018, the Fund's Board approved a proposal to change the Fund's name and appoint additional sub-advisers to the Fund. Effective February 11, 2019, the Fund's name changed to LVIP ClearBridge QS Select Large Cap Managed Volatility Fund and the Fund added ClearBridge Investments, LLC and QS Investors, LLC as new sub-advisers to the Fund.
Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Core Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Blended Core Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Blended Core Equity Managed Volatility Fund–16

LVIP Blended Core Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Core Equity Managed Volatility Fund–17

LVIP Blended Core Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Blended Core Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and a benchmark index. The Board considered that the Fund had been restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP Blended Core Equity Managed Volatility Fund–18

LVIP Blended Core Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Blended Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Blended Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Blended Core Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Blended Core Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Core Equity Managed Volatility Fund–23

LVIP Blended Large Cap Growth Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Large Cap Growth Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Large Cap Growth Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
SSGA Funds Management, Inc.
Goldman Sachs Asset Management, L.P.
The Fund returned (4.31%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 1000® Growth Index1, returned (1.51%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund invests predominantly in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth. During calendar year 2018, exposure to value-oriented equities generally detracted from relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
Wellington Management Company LLP:	Cheryl M. Duckworth
Mark D. Mandel
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
Goldman Sachs Asset Management, L.P.:	Osman Ali
Len Ioffe
Dennis Walsh
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $27,019. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $41,481. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Blended Large Cap Growth Managed Volatility Fund–1

LVIP Blended Large Cap Growth Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.31%
Five Years	+ 4.92%
Ten Years	+ 10.45%
Service Class Shares
One Year	- 4.55%
Five Years	+ 4.66%
Ten Years	+ 10.18%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Blended Large Cap Growth Managed Volatility Fund–2

LVIP Blended Large Cap Growth Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$943.60	0.71%	$3.48
Service Class Shares	1,000.00	942.50	0.96%	4.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Large Cap Growth Managed Volatility Fund–3

LVIP Blended Large Cap Growth Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	88.57%
Aerospace & Defense	3.13%
Air Freight & Logistics	0.24%
Airlines	1.21%
Automobiles	0.28%
Banks	2.29%
Beverages	1.83%
Biotechnology	3.89%
Building Products	0.24%
Capital Markets	1.77%
Chemicals	1.51%
Commercial Services & Supplies	0.67%
Construction & Engineering	0.05%
Construction Materials	0.02%
Consumer Finance	0.33%
Containers & Packaging	1.23%
Diversified Consumer Services	0.09%
Diversified Financial Services	0.82%
Diversified Telecommunication Services	0.92%
Electric Utilities	1.01%
Electrical Equipment	0.21%
Electronic Equipment, Instruments & Components	0.76%
Energy Equipment & Services	0.37%
Equity Real Estate Investment Trusts	1.98%
Food & Staples Retailing	0.64%
Food Products	0.87%
Health Care Equipment & Supplies	3.43%
Health Care Providers & Services	2.30%
Hotels, Restaurants & Leisure	1.77%
Household Durables	0.46%
Household Products	0.02%
Independent Power and Renewable Electricity Producers	0.38%
Industrial Conglomerates	0.48%
Insurance	2.46%
Internet & Direct Marketing Retail	6.10%
Internet Software & Services	6.17%
IT Services	5.04%
Life Sciences Tools & Services	0.52%
Machinery	1.69%
Media	2.31%
Metals & Mining	0.09%
Multiline Retail	0.10%
Multi-Utilities	0.83%
Oil, Gas & Consumable Fuels	2.93%
Personal Products	0.56%
Pharmaceuticals	3.90%
Security Type/Sector	Percentage of Net Assets
Professional Services	0.83%
Road & Rail	1.13%
Semiconductors & Semiconductor Equipment	2.37%
Software	8.51%
Specialty Retail	2.20%
Technology Hardware, Storage & Peripherals	4.39%
Textiles, Apparel & Luxury Goods	0.34%
Tobacco	0.79%
Trading Companies & Distributors	0.11%
Exchange-Traded Fund	1.84%
Money Market Fund	7.29%
Total Investments	97.70%
Receivables and Other Assets Net of Liabilities	2.30%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	4.39%
Amazon.com	4.31%
Microsoft	4.00%
Alphabet Class A	2.69%
Facebook Class A	1.82%
Boeing	1.73%
UnitedHealth Group	1.57%
Bank of America	1.43%
Visa Class A	1.27%
Alphabet Class C	1.17%
Total	24.38%

IT–Information Technology

LVIP Blended Large Cap Growth Managed Volatility Fund–4

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–88.57%
Aerospace & Defense–3.13%
Boeing	52,066	$ 16,791,285
General Dynamics	19,949	3,136,182
Harris	35,600	4,793,540
Lockheed Martin	17,420	4,561,253
Textron	22,599	1,039,328
		30,321,588
Air Freight & Logistics–0.24%
FedEx	4,457	719,048
†XPO Logistics	28,892	1,648,000
		2,367,048
Airlines–1.21%
American Airlines Group	3,803	122,115
Delta Air Lines	66,802	3,333,420
Southwest Airlines	111,117	5,164,718
†United Continental Holdings	37,455	3,136,107
		11,756,360
Automobiles–0.28%
Thor Industries	52,013	2,704,676
		2,704,676
Banks–2.29%
Bank of America	562,918	13,870,300
Citizens Financial Group	20,606	612,616
Comerica	48,272	3,315,804
East West Bancorp	5,765	250,950
†SVB Financial Group	8,438	1,602,545
Synovus Financial	11,090	354,769
†Western Alliance Bancorp	23,476	927,067
Zions Bancorp	31,486	1,282,740
		22,216,791
Beverages–1.83%
Coca-Cola	162,437	7,691,392
Constellation Brands Class A	21,446	3,448,946
†Monster Beverage	116,077	5,713,310
PepsiCo	8,457	934,329
		17,787,977
Biotechnology–3.89%
AbbVie	75,340	6,945,595
†Alexion Pharmaceuticals	6,249	608,403
†Alnylam Pharmaceuticals	4,706	343,114
Amgen	39,793	7,746,503
†Biogen	14,168	4,263,434
†Celgene	12,031	771,067
Gilead Sciences	71,932	4,499,347
†Incyte	21,573	1,371,827
†Neurocrine Biosciences	7,045	503,083
†Regeneron Pharmaceuticals	7,380	2,756,430
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Seattle Genetics	15,660	$ 887,296
†Vertex Pharmaceuticals	42,104	6,977,054
		37,673,153
Building Products–0.24%
AO Smith	8,277	353,428
Lennox International	8,935	1,955,514
		2,308,942
Capital Markets–1.77%
Charles Schwab	19,816	822,958
E*TRADE Financial	40,185	1,763,318
MSCI	26,079	3,844,827
Northern Trust	35,361	2,955,826
Raymond James Financial	27,831	2,070,905
S&P Global Inc	3,618	614,843
TD Ameritrade Holding	104,525	5,117,544
		17,190,221
Chemicals–1.51%
†Axalta Coating Systems	24,728	579,130
Celanese Class A	21,581	1,941,642
CF Industries Holdings	24,792	1,078,700
DowDuPont	64,851	3,468,231
FMC	12,710	940,032
Linde	8,572	1,337,575
PPG Industries	14,240	1,455,755
Sherwin-Williams	9,819	3,863,384
		14,664,449
Commercial Services & Supplies–0.67%
Republic Services	44,689	3,221,630
Waste Management	36,947	3,287,914
		6,509,544
Construction & Engineering–0.05%
Jacobs Engineering Group	7,494	438,099
		438,099
Construction Materials–0.02%
Vulcan Materials	2,333	230,500
		230,500
Consumer Finance–0.33%
American Express	24,258	2,312,273
Synchrony Financial	38,033	892,254
		3,204,527
Containers & Packaging–1.23%
Ball	34,940	1,606,541
†Berry Global Group	50,441	2,397,461
†Crown Holdings	22,558	937,736
International Paper	87,107	3,515,639
Sealed Air	10,549	367,527
LVIP Blended Large Cap Growth Managed Volatility Fund–5

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
WestRock	81,720	$ 3,085,747
		11,910,651
Diversified Consumer Services–0.09%
†Bright Horizons Family Solutions	6,241	695,560
H&R Block	6,587	167,112
		862,672
Diversified Financial Services–0.82%
AXA Equitable Holdings	68,900	1,145,807
†Berkshire Hathaway Class B	17,710	3,616,028
Voya Financial	78,224	3,139,911
		7,901,746
Diversified Telecommunication Services–0.92%
Verizon Communications	159,219	8,951,292
		8,951,292
Electric Utilities–1.01%
Edison International	47,392	2,690,444
Exelon	69,539	3,136,209
NextEra Energy	20,987	3,647,960
†PG&E	12,176	289,180
		9,763,793
Electrical Equipment–0.21%
AMETEK	11,556	782,341
Eaton	18,035	1,238,283
		2,020,624
Electronic Equipment, Instruments & Components–0.76%
CDW	40,373	3,272,232
†Flex	233,903	1,780,002
National Instruments	5,451	247,366
†Zebra Technologies Class A	13,057	2,079,066
		7,378,666
Energy Equipment & Services–0.37%
Baker Hughes	60,274	1,295,891
Halliburton	57,294	1,522,875
TechnipFMC	37,399	732,272
		3,551,038
Equity Real Estate Investment Trusts–1.98%
Alexandria Real Estate Equities	27,979	3,224,300
American Tower	37,760	5,973,254
CoreSite Realty	762	66,469
Equinix	4,083	1,439,503
Essex Property Trust	8,264	2,026,415
Lamar Advertising Class A	49,305	3,410,920
Public Storage	5,867	1,187,540
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Simon Property Group	11,400	$ 1,915,086
		19,243,487
Food & Staples Retailing–0.64%
Costco Wholesale	2,271	462,625
Sysco	46,084	2,887,624
†U.S. Foods Holding	91,495	2,894,902
		6,245,151
Food Products–0.87%
Archer-Daniels-Midland	28,585	1,171,127
Conagra Brands	14,088	300,920
General Mills	16,688	649,831
Hormel Foods	25,493	1,088,041
Ingredion	9,304	850,385
McCormick & Co Non-Voting Shares	10,645	1,482,210
Tyson Foods Class A	54,227	2,895,722
		8,438,236
Health Care Equipment & Supplies–3.43%
Abbott Laboratories	57,030	4,124,980
†ABIOMED	11,111	3,611,519
Baxter International	25,471	1,676,501
†Boston Scientific	210,408	7,435,819
Danaher	27,796	2,866,324
Hill-Rom Holdings	19,753	1,749,128
†IDEXX Laboratories	20,638	3,839,081
†Intuitive Surgical	2,437	1,167,128
Medtronic	71,313	6,486,631
†Varian Medical Systems	2,817	319,194
		33,276,305
Health Care Providers & Services–2.30%
HCA Healthcare	50,994	6,346,203
†Molina Healthcare	5,318	618,058
UnitedHealth Group	61,241	15,256,358
Universal Health Services Class B	1,016	118,425
		22,339,044
Hotels, Restaurants & Leisure–1.77%
†Chipotle Mexican Grill	5,159	2,227,605
Darden Restaurants	32,080	3,203,509
Hilton Worldwide Holdings	43,802	3,144,983
McDonald's	26,013	4,619,128
MGM Resorts International	43,986	1,067,100
Wyndham Destinations	10,390	372,378
Yum Brands	16,377	1,505,374
Yum China Holdings	29,866	1,001,407
		17,141,484
Household Durables–0.46%
DR Horton	22,949	795,413

LVIP Blended Large Cap Growth Managed Volatility Fund–6

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†NVR	489	$ 1,191,688
PulteGroup	94,896	2,466,347
		4,453,448
Household Products–0.02%
Colgate-Palmolive	3,241	192,904
		192,904
Independent Power and Renewable Electricity Producers–0.38%
NRG Energy	93,599	3,706,520
		3,706,520
Industrial Conglomerates–0.48%
3M	11,070	2,109,278
General Electric	183,739	1,390,904
Honeywell International	8,898	1,175,604
		4,675,786
Insurance–2.46%
Allstate	15,442	1,275,973
American International Group	86,527	3,410,029
†Arch Capital Group	85,458	2,283,438
Assured Guaranty	10,621	406,572
†Athene Holding Class A	64,845	2,582,776
Hartford Financial Services Group	52,447	2,331,269
Marsh & McLennan	40,033	3,192,632
Progressive	96,028	5,793,369
Prudential Financial	31,088	2,535,226
		23,811,284
Internet & Direct Marketing Retail–6.10%
†Amazon.com	27,831	41,801,326
†Booking Holdings	2,765	4,762,491
Expedia Group	29,702	3,345,930
†Netflix	19,587	5,242,657
†TripAdvisor	2,393	129,078
†VeriSign	26,003	3,855,985
		59,137,467
Internet Software & Services–6.17%
†Alphabet Class A	24,970	26,092,651
†Alphabet Class C	10,909	11,297,470
†Facebook Class A	134,547	17,637,766
†GoDaddy Class A	56,476	3,705,955
†Spotify Technology	3,542	402,017
†Twitter	22,305	641,046
		59,776,905
IT Services–5.04%
†Black Knight	76,470	3,445,738
†EPAM Systems	7,857	911,491
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Fidelity National Information Services	33,928	$ 3,479,316
†FleetCor Technologies	15,937	2,959,820
Global Payments	40,578	4,184,809
International Business Machines	50,208	5,707,143
Mastercard Class A	17,050	3,216,483
†PayPal Holdings	123,625	10,395,626
†Teradata	7,862	301,586
Total System Services	12,847	1,044,333
Visa Class A	93,465	12,331,772
†WEX	6,203	868,792
		48,846,909
Life Sciences Tools & Services–0.52%
Agilent Technologies	8,432	568,823
Thermo Fisher Scientific	20,073	4,492,136
		5,060,959
Machinery–1.69%
Allison Transmission Holdings	60,305	2,647,992
Caterpillar	21,674	2,754,115
Cummins	3,962	529,482
Deere & Co.	7,990	1,191,868
Fortive	15,875	1,074,102
†Gardner Denver Holdings	3,946	80,696
Illinois Tool Works	18,858	2,389,120
Ingersoll-Rand	17,290	1,577,367
Parker-Hannifin	22,526	3,359,528
Pentair	20,559	776,719
		16,380,989
Media–2.31%
Cable One	1,814	1,487,661
†Charter Communications Class A	9,367	2,669,314
Cinemark Holdings	38,647	1,383,563
Comcast Class A	215,008	7,321,023
Interpublic Group	52,346	1,079,898
†Liberty Media-Liberty Formula One Class C	33,518	1,029,003
†Madison Square Garden Class A	10,123	2,709,927
Omnicom Group	2,601	190,497
Twenty-First Century Fox Class A	31,444	1,513,085
Viacom Class B	37,763	970,509
Walt Disney	18,880	2,070,192
		22,424,672
Metals & Mining–0.09%
†Alcoa	3,034	80,644
Freeport-McMoRan	12,071	124,452
Nucor	9,147	473,906

LVIP Blended Large Cap Growth Managed Volatility Fund–7

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Southern Copper	5,399	$ 166,127
		845,129
Multiline Retail–0.10%
†Dollar Tree	10,604	957,753
		957,753
Multi-Utilities–0.83%
CMS Energy	64,292	3,192,098
DTE Energy	2,384	262,955
Sempra Energy	42,064	4,550,904
		8,005,957
Oil, Gas & Consumable Fuels–2.93%
†Cheniere Energy	6,953	411,548
Chevron	32,325	3,516,637
†Concho Resources	9,162	941,762
ConocoPhillips	38,517	2,401,535
Diamondback Energy	6,467	599,491
Encana	116,926	675,832
Exxon Mobil	125,721	8,572,915
HollyFrontier	23,425	1,197,486
Marathon Petroleum	40,679	2,400,468
Noble Energy	16,925	317,513
ONEOK	16,909	912,241
Phillips 66	31,294	2,695,978
Pioneer Natural Resources	5,646	742,562
TransCanada	67,562	2,411,963
Valero Energy	8,707	652,764
		28,450,695
Personal Products–0.56%
Unilever (New York Shares)	100,121	5,386,510
		5,386,510
Pharmaceuticals–3.90%
Allergan	55,021	7,354,107
AstraZeneca ADR	130,178	4,944,160
Bristol-Myers Squibb	199,072	10,347,763
Eli Lilly & Co.	9,038	1,045,877
Johnson & Johnson	28,004	3,613,916
†Mylan	160,965	4,410,441
Teva Pharmaceutical Industries ADR	81,711	1,259,984
Zoetis	56,743	4,853,796
		37,830,044
Professional Services–0.83%
†CoStar Group	1,305	440,229
Equifax	9,491	883,897
†IHS Markit	74,191	3,558,942
Robert Half International	45,069	2,577,947
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†Verisk Analytics Class A	5,012	$ 546,508
		8,007,523
Road & Rail–1.13%
CSX	4,906	304,810
JB Hunt Transport Services	9,643	897,184
Norfolk Southern	29,648	4,433,562
Union Pacific	38,187	5,278,589
		10,914,145
Semiconductors & Semiconductor Equipment–2.37%
†Advanced Micro Devices	93,457	1,725,216
Applied Materials	138,086	4,520,936
Broadcom	1,737	441,684
Intel	65,144	3,057,208
KLA-Tencor	15,878	1,420,922
Lam Research	5,923	806,535
Marvell Technology Group	58,399	945,480
†Micron Technology	114,536	3,634,227
NVIDIA	6,550	874,425
NXP Semiconductors	26,337	1,929,975
Texas Instruments	24,566	2,321,487
Xilinx	15,467	1,317,325
		22,995,420
Software–8.51%
†Adobe Systems	29,884	6,760,956
†Autodesk	5,165	664,271
†Cadence Design Systems	32,616	1,418,144
Citrix Systems	35,846	3,672,781
†FireEye	11,328	183,627
†Fortinet	52,823	3,720,324
Intuit	25,324	4,985,029
Microsoft	382,077	38,807,561
Oracle	7,825	353,299
†Palo Alto Networks	21,876	4,120,345
†PTC	5,158	427,598
†RingCentral Class A	9,738	802,801
†salesforce.com	23,552	3,225,917
†ServiceNow	20,290	3,612,634
†Splunk	20,459	2,145,126
SS&C Technologies Holdings	112,778	5,087,416
†Tableau Software Class A	7,172	860,640
†Workday Class A	10,068	1,607,658
		82,456,127
Specialty Retail–2.20%
†AutoZone	4,750	3,982,115
Best Buy	41,076	2,175,385
Home Depot	16,940	2,910,631
Lowe's	53,230	4,916,323
†Michaels	17,003	230,221
†O'Reilly Automotive	3,622	1,247,163

LVIP Blended Large Cap Growth Managed Volatility Fund–8

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Ross Stores	14,807	$ 1,231,942
TJX	72,427	3,240,384
†Ulta Beauty	5,745	1,406,606
		21,340,770
Technology Hardware, Storage & Peripherals–4.39%
Apple	270,016	42,592,324
		42,592,324
Textiles, Apparel & Luxury Goods–0.34%
NIKE Class B	34,349	2,546,635
Tapestry	23,103	779,726
		3,326,361
Tobacco–0.79%
Altria Group	84,201	4,158,687
British American Tobacco ADR	110,986	3,536,014
		7,694,701
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–0.11%
WW Grainger	3,647	$ 1,029,767
		1,029,767
Total Common Stock (Cost $775,096,476)		858,699,133

EXCHANGE-TRADED FUND–1.84%
SPDR® S&P 500 ETF Trust	71,214	17,797,803
Total Exchange-Traded Fund (Cost $18,370,651)		17,797,803
Money Market Fund–7.29%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 2.27%)	70,705,404	70,705,404
Total Money Market Fund (Cost $70,705,404)		70,705,404

TOTAL INVESTMENTS–97.70% (Cost $864,172,531)	947,202,340
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.30%	22,272,145
NET ASSETS APPLICABLE TO 30,125,465 SHARES OUTSTANDING–100.00%	$969,474,485
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($232,238,941 / 7,104,269 Shares)	$32.690
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($737,235,544 / 23,021,196 Shares)	$32.024
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$844,624,101
Distributable earnings/(accumulated loss)	124,850,384
TOTAL NET ASSETS	$969,474,485

† Non-income producing.
★	Includes $24,706,150 cash collateral held at broker for futures contracts, $3,892,186 variation margin due to broker on futures contracts, $447,592 payable for securities purchased, $55,184 payable for fund shares redeemed, $64,305 other accrued expenses payable and $709,264 due to manager and affiliates as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(373)	E-mini Russell 2000 Index	$ (25,158,850)	$ (25,590,419)	3/15/19	$ 431,569	$—
(3,897)	E-mini S&P 500 Index	(488,138,220)	(493,021,192)	3/15/19	4,882,972	—
Total Futures Contracts					$5,314,541	$—
LVIP Blended Large Cap Growth Managed Volatility Fund–9

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
ETF–Exchange-Traded Fund
IT–Information Technology
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–10

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 14,191,617
Interest	279,489
Foreign Taxes Withheld	(52,296)
14,418,810
EXPENSES:
Management fees	7,047,483
Distribution fees-Service Class	1,771,196
Shareholder servicing fees	281,610
Accounting and administration expenses	236,617
Reports and statements to shareholders	115,878
Professional fees	50,343
Trustees’ fees and expenses	30,646
Custodian fees	15,711
Consulting fees	4,227
Pricing fees	915
Other	10,072
9,564,698
Less:
Management fees waived	(900,409)
Total operating expenses	8,664,289
NET INVESTMENT INCOME	5,754,521
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	50,257,464
Foreign currencies	1,178
Futures contracts	1,263,427
Net realized gain	51,522,069
Net change in unrealized appreciation (depreciation) of:
Investments	(109,828,153)
Foreign currencies	(847)
Futures contracts	4,770,603
Net change in unrealized appreciation (depreciation)	(105,058,397)
NET REALIZED AND UNREALIZED LOSS	(53,536,328)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (47,781,807)
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,754,521	$ 4,038,569
Net realized gain	51,522,069	123,644,751
Net change in unrealized appreciation (depreciation)	(105,058,397)	55,534,701
Net increase (decrease) in net assets resulting from operations	(47,781,807)	183,218,021
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(27,063,808)	(7,676,193)
Service Class	(78,859,452)	(16,969,034)
	(105,923,260)	(24,645,227)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,147,944	3,500,784
Service Class	203,380,378	103,535,447
Reinvestment of dividends and distributions:
Standard Class	27,063,808	7,676,193
Service Class	78,859,452	16,969,034
	312,451,582	131,681,458
Cost of shares redeemed:
Standard Class	(29,219,263)	(29,241,230)
Service Class	(59,236,533)	(76,468,542)
	(88,455,796)	(105,709,772)
Increase in net assets derived from capital share transactions	223,995,786	25,971,686
NET INCREASE IN NET ASSETS	70,290,719	184,544,480
NET ASSETS:
Beginning of year	899,183,766	714,639,286
End of year	$ 969,474,485	$ 899,183,766
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,622,953)
Service Class		(2,457,173)
Net realized gain:
Standard Class		(6,053,240)
Service Class		(14,511,861)
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–11

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17 [1]	12/31/16 [2,3]	12/31/15	12/31/14
Net asset value, beginning of period	$ 37.982	$ 30.995	$ 31.553	$ 31.136	$ 29.555
Income (loss) from investment operations:
Net investment income[4]	0.294	0.237	0.153	0.011	0.006
Net realized and unrealized gain (loss)	(1.522)	7.868	(0.566)	0.406	1.575
Total from investment operations	(1.228)	8.105	(0.413)	0.417	1.581
Less dividends and distributions from:
Net investment income	(0.258)	(0.236)	(0.145)	—	—
Net realized gain	(3.806)	(0.882)	—	—	—
Total dividends and distributions	(4.064)	(1.118)	(0.145)	—	—
Net asset value, end of period	$ 32.690	$ 37.982	$ 30.995	$ 31.553	$ 31.136
Total return[5]	(4.31%)	26.13%	(1.31%)	1.34%	5.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$232,239	$268,162	$235,309	$266,788	$294,661
Ratio of expenses to average net assets	0.71%	0.72%	0.73%	0.72%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.80%	0.81%	0.82%	0.83%	0.83%
Ratio of net investment income to average net assets	0.77%	0.67%	0.50%	0.04%	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.68%	0.58%	0.41%	(0.07%)	(0.09%)
Portfolio turnover	124%	138%	89%	57%	58%

[1]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–12

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17 [1]	12/31/16 [2,3]	12/31/15	12/31/14
Net asset value, beginning of period	$ 37.292	$ 30.456	$ 31.009	$ 30.675	$ 29.190
Income (loss) from investment operations:
Net investment income (loss)[4]	0.195	0.147	0.076	(0.066)	(0.068)
Net realized and unrealized gain (loss)	(1.478)	7.721	(0.559)	0.400	1.553
Total from investment operations	(1.283)	7.868	(0.483)	0.334	1.485
Less dividends and distributions from:
Net investment income	(0.179)	(0.150)	(0.070)	—	—
Net realized gain	(3.806)	(0.882)	—	—	—
Total dividends and distributions	(3.985)	(1.032)	(0.070)	—	—
Net asset value, end of period	$ 32.024	$ 37.292	$ 30.456	$ 31.009	$ 30.675
Total return[5]	(4.55%)	25.81%	(1.56%)	1.09%	5.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$737,236	$631,022	$479,330	$385,900	$249,923
Ratio of expenses to average net assets	0.96%	0.97%	0.98%	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.06%	1.07%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets	0.52%	0.42%	0.25%	(0.21%)	(0.23%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.43%	0.33%	0.16%	(0.32%)	(0.34%)
Portfolio turnover	124%	138%	89%	57%	58%

[1]	Effective May 1, 2017, Goldman Sachs Asset Management, L.P. replaced UBS Asset Management (Americas) as a sub-adviser to the Fund.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Effective February 8, 2016, Wellington Management Company LLP was added as a sub-adviser to the Fund.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–13

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Equity securities or ETFs listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Blended Large Cap Growth Managed Volatility Fund–14

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,659 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.14% on the first $100 million of average daily net assets of the Fund; 0.09% on the next $400 million; 0.085% on the next $1.5 billion; and 0.08% on the excess of $2 billion of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (“Wellington”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Wellington a fee based on Wellington’s managed portion of the Fund’s average daily net assets.
Goldman Sachs Asset Management, L.P. (“GSAM”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays GSAM a fee based on GSAM’s managed portion of the Fund’s average daily net assets.
SSGA Funds Management, Inc. (“SSGA”), is responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$54,662
Legal	10,653
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $99,799 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP Blended Large Cap Growth Managed Volatility Fund–15

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$523,480
Distribution fees payable to LFD	156,619
Printing and mailing fees payable to Lincoln Life	5,181
Shareholder servicing fees payable to Lincoln Life	23,984
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $1,974,297 and securities sales of $573,278, which resulted in net realized gains of $97,128.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$1,222,727,921
Sales	1,133,148,792
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$869,870,620
Aggregate unrealized appreciation of investments and derivatives	$148,150,418
Aggregate unrealized depreciation of investments and derivatives	(70,818,698)
Net unrealized appreciation of investments and derivatives	$ 77,331,720
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Blended Large Cap Growth Managed Volatility Fund–16

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$858,699,133	$—	$—	$858,699,133
Exchange-Traded Fund	17,797,803	—	—	17,797,803
Money Market Fund	70,705,404	—	—	70,705,404
Total Investments	$947,202,340	$—	$—	$947,202,340
Derivatives:

Assets:
Futures Contracts	$5,314,541	$—	$—	$5,314,541
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$16,976,966	$24,621,925
Long-term capital gains	88,946,294	23,302
Total	$105,923,260	$24,645,227
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 8,795,692
Undistributed long-term capital gains	38,725,150
Net unrealized appreciation	77,329,542
Distributable earnings/(accumulated loss)	$124,850,384
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	82,140	98,133
Service Class	5,491,108	2,967,975
Shares reinvested:
Standard Class	733,442	200,983
Service Class	2,182,328	452,496
	8,489,018	3,719,587
Shares redeemed:
Standard Class	(771,646)	(830,696)
Service Class	(1,573,282)	(2,238,035)
	(2,344,928)	(3,068,731)
Net increase	6,144,090	650,856
LVIP Blended Large Cap Growth Managed Volatility Fund–17

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$5,314,541	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,263,427	$4,770,603
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$17,621,263	$161,774,411
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP Blended Large Cap Growth Managed Volatility Fund–18

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Large Cap Growth Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Blended Large Cap Growth Managed Volatility Fund–20

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Large Cap Growth Managed Volatility Fund–21

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and Goldman Sachs Asset Management, L.P. (“GSAM”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the sub-advisers manage the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Large Growth category and the Russell 1000 Growth Total Return USD Index. The Board considered that the Equity Sleeve was restructured in February 2016 to a multi-manager structure at which time Wellington became a sub-adviser to the Fund and that GSAM was added as an additional sub-adviser to the Fund effective May 2017. The Board concluded that the services provided by Wellington and GSAM were satisfactory.
Subadvisory Fee. The Board considered the subadvisory fee schedule for Wellington, which contains breakpoints, and noted that the fees were higher than the other funds sub-advised by Wellington in the large cap research equity strategy. The Board considered Wellington’s statement that the other funds were part of client relationships representing significant assets. The Board also reviewed the subadvisory fee schedule for GSAM, which contains breakpoints, and noted that the fees were higher than the other fund sub-advised by GSAM. The Board considered that LIAC compensates Wellington and GSAM from its fees and that the subadvisory fee schedules were negotiated between LIAC and Wellington and GSAM, respectively, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.
LVIP Blended Large Cap Growth Managed Volatility Fund–22

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability, Economies of Scale and Fallout Benefits. For the Equity Sleeve sub-advised by Wellington, the Board considered that the subadvisory fee schedule for Wellington contained breakpoints, was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
For the Equity Sleeve sub-advised by GSAM, the Board considered that the subadvisory fee schedule for GSAM contained breakpoints, was negotiated between LIAC and GSAM, an unaffiliated third party, and that LIAC compensates GSAM from its fees. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted GSAM’s statement that it may receive improved trading efficiencies resulting from aggregated orders with other accounts and potential economies of scale.
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.
LVIP Blended Large Cap Growth Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Blended Large Cap Growth Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Blended Large Cap Growth Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Blended Large Cap Growth Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Large Cap Growth Managed Volatility Fund–27

LVIP Blended Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Blended Mid Cap Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Mid Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
T. Rowe Price Associates, Inc.
SSGA Funds Management, Inc.
The Fund returned 0.36% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell Midcap® Growth Index1, returned (4.75%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund invests predominantly in mid cap growth stocks that are high quality and/or offer above average growth potential. During calendar year 2018, positive security section generally contributed to relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
Massachusetts Financial Service Company:	Eric Fischman
Paul Gordon
T. Rowe Price Associates, Inc.:	Donald J. Easley
Donald J. Peters
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Mid Cap Managed Volatility Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $26,541. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $40,880. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Blended Mid Cap Managed Volatility Fund–1

LVIP Blended Mid Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	+ 0.36%
Five Years	+ 2.73%
Ten Years	+ 10.25%
Service Class Shares
One Year	+ 0.13%
Five Years	+ 2.48%
Ten Years	+ 9.98%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Blended Mid Cap Managed Volatility Fund–2

LVIP Blended Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$944.30	0.74%	$3.63
Service Class Shares	1,000.00	943.30	0.99%	4.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.74%	$3.77
Service Class Shares	1,000.00	1,020.20	0.99%	5.04

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Mid Cap Managed Volatility Fund–3

LVIP Blended Mid Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	90.60%
Aerospace & Defense	2.27%
Air Freight & Logistics	0.19%
Airlines	0.56%
Auto Components	0.30%
Automobiles	0.08%
Banks	1.20%
Beverages	0.45%
Biotechnology	2.00%
Building Products	1.13%
Capital Markets	3.80%
Chemicals	1.84%
Commercial Services & Supplies	2.13%
Communications Equipment	0.21%
Construction & Engineering	0.07%
Construction Materials	0.90%
Consumer Finance	0.12%
Containers & Packaging	1.00%
Distributors	0.39%
Diversified Consumer Services	2.08%
Diversified Telecommunication Services	0.06%
Electric Utilities	0.18%
Electrical Equipment	1.50%
Electronic Equipment, Instruments & Components	3.04%
Energy Equipment & Services	0.02%
Equity Real Estate Investment Trusts	2.28%
Food & Staples Retailing	0.31%
Food Products	0.73%
Gas Utilities	0.17%
Health Care Equipment & Supplies	4.63%
Health Care Providers & Services	1.33%
Health Care Technology	0.36%
Hotels, Restaurants & Leisure	4.36%
Household Durables	0.46%
Household Products	0.50%
Industrial Conglomerates	1.06%
Insurance	1.62%
Internet & Direct Marketing Retail	0.74%
Internet Software & Services	2.00%
IT Services	7.93%
Life Sciences Tools & Services	4.16%
Machinery	1.73%
Marine	0.03%
Media	0.24%
Metals & Mining	0.06%
Multiline Retail	1.16%
Multi-Utilities	0.10%
Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	1.34%
Pharmaceuticals	0.86%
Professional Services	4.30%
Real Estate Management & Development	0.08%
Road & Rail	1.22%
Semiconductors & Semiconductor Equipment	3.49%
Software	12.12%
Specialty Retail	4.13%
Technology Hardware, Storage & Peripherals	0.12%
Textiles, Apparel & Luxury Goods	0.81%
Trading Companies & Distributors	0.50%
Water Utilities	0.15%
Convertible Preferred Stock	0.03%
Money Market Fund	7.35%
Total Investments	97.98%
Receivables and Other Assets Net of Liabilities	2.02%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Bright Horizons Family Solutions	1.72%
Global Payments	1.34%
Fiserv	1.28%
PerkinElmer	1.25%
Verisk Analytics Class A	1.21%
Autodesk	1.10%
ServiceNow	1.07%
Roper Technologies	1.06%
SBA Communications	1.05%
AMETEK	1.05%
Total	12.13%

IT–Information Technology

LVIP Blended Mid Cap Managed Volatility Fund–4

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–90.60%
Aerospace & Defense–2.27%
BWX Technologies	22,000	$ 841,060
Curtiss-Wright	2,871	293,186
Harris	48,318	6,506,019
Huntington Ingalls Industries	6,000	1,141,860
L3 Technologies	7,200	1,250,352
Textron	12,900	593,271
†TransDigm Group	10,478	3,563,149
		14,188,897
Air Freight & Logistics–0.19%
CH Robinson Worldwide	7,600	639,084
Expeditors International of Washington	8,000	544,720
		1,183,804
Airlines–0.56%
Alaska Air Group	19,900	1,210,915
American Airlines Group	27,400	879,814
Copa Holdings Class A	5,300	417,163
†United Continental Holdings	12,200	1,021,506
		3,529,398
Auto Components–0.30%
Aptiv	30,500	1,877,885
		1,877,885
Automobiles–0.08%
Ferrari	5,100	507,144
		507,144
Banks–1.20%
BankUnited	13,100	392,214
Fifth Third Bancorp	17,300	407,069
First Republic Bank	44,639	3,879,129
Pinnacle Financial Partners	6,400	295,040
Signature Bank	4,800	493,488
†SVB Financial Group	5,700	1,082,544
Webster Financial	19,985	985,061
		7,534,545
Beverages–0.45%
Brown-Forman Class B	25,000	1,189,500
Constellation Brands Class A	7,650	1,230,273
Keurig Dr Pepper	15,800	405,112
		2,824,885
Biotechnology–2.00%
†Agios Pharmaceuticals	3,800	175,218
†Alexion Pharmaceuticals	6,900	671,784
†Alkermes	22,800	672,828
†Alnylam Pharmaceuticals	10,700	780,137
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†BioMarin Pharmaceutical	52,161	$ 4,441,509
†Bluebird Bio	3,800	376,960
†Blueprint Medicines	2,300	123,993
†Exact Sciences	14,600	921,260
†Exelixis	28,100	552,727
†FibroGen	5,500	254,540
†Immunomedics	14,100	201,207
†Incyte	16,600	1,055,594
†Loxo Oncology	1,800	252,126
†Madrigal Pharmaceuticals	915	103,139
†Sage Therapeutics	5,427	519,852
†Sarepta Therapeutics	4,900	534,737
†Seattle Genetics	13,300	753,578
†Ultragenyx Pharmaceutical	3,200	139,136
		12,530,325
Building Products–1.13%
Allegion	15,400	1,227,534
AO Smith	18,000	768,600
Armstrong World Industries	6,919	402,755
Fortune Brands Home & Security	27,478	1,043,889
Lennox International	16,515	3,614,473
		7,057,251
Capital Markets–3.80%
Apollo Global Management, LLC Class A	71,331	1,750,463
Cboe Global Markets	21,500	2,103,345
E*TRADE Financial	56,006	2,457,543
FactSet Research Systems	2,700	540,351
Lazard Class A	30,100	1,110,991
MarketAxess Holdings	4,000	845,240
Moody's	16,800	2,352,672
MSCI	32,488	4,789,706
Nasdaq	75,274	6,140,100
Northern Trust	5,900	493,181
State Street	2,300	145,061
TD Ameritrade Holding	21,800	1,067,328
		23,795,981
Chemicals–1.84%
Air Products & Chemicals	4,300	688,215
†Axalta Coating Systems	66,303	1,552,816
Celanese Class A	8,800	791,736
CF Industries Holdings	11,263	490,053
Chr Hansen Holding	26,485	2,350,985
†Ingevity	29,338	2,455,297
PPG Industries	7,300	746,279
RPM International	16,900	993,382
Scotts Miracle-Gro Class A	11,444	703,348
Valvoline	37,758	730,618
		11,502,729
LVIP Blended Mid Cap Managed Volatility Fund–5

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies–2.13%
ADT	38,600	$ 231,986
Cintas	9,900	1,663,101
†Clean Harbors	18,879	931,679
†Copart	128,738	6,151,102
KAR Auction Services	28,700	1,369,564
Ritchie Bros Auctioneers	11,400	373,008
Rollins	25,950	936,795
†Stericycle	4,700	172,443
Waste Connections	20,550	1,525,837
		13,355,515
Communications Equipment–0.21%
Motorola Solutions	11,400	1,311,456
		1,311,456
Construction & Engineering–0.07%
Valmont Industries	3,800	421,610
		421,610
Construction Materials–0.90%
Eagle Materials	6,200	378,386
Vulcan Materials	53,100	5,246,280
		5,624,666
Consumer Finance–0.12%
Discover Financial Services	12,600	743,148
		743,148
Containers & Packaging–1.00%
Avery Dennison	11,400	1,024,062
Ball	52,400	2,409,352
CCL Industries Class B	39,915	1,463,628
International Paper	12,700	512,572
Sealed Air	23,900	832,676
		6,242,290
Distributors–0.39%
Pool	16,556	2,461,049
		2,461,049
Diversified Consumer Services–2.08%
†Bright Horizons Family Solutions	96,733	10,780,893
†Grand Canyon Education	4,700	451,858
Service Corp. International	32,300	1,300,398
†Sotheby's	11,900	472,906
		13,006,055
Diversified Telecommunication Services–0.06%
†Zayo Group Holdings	17,400	397,416
		397,416
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities–0.18%
†Sensata Technologies Holding	24,800	$ 1,112,032
		1,112,032
Electrical Equipment–1.50%
Acuity Brands	2,100	241,395
AMETEK	97,408	6,594,522
†Generac Holdings	9,500	472,150
Hubbell	10,800	1,072,872
Rockwell Automation	6,500	978,120
		9,359,059
Electronic Equipment, Instruments & Components–3.04%
Amphenol Class A	79,366	6,430,233
CDW	20,800	1,685,840
Cognex	14,700	568,449
†Coherent	6,200	655,402
Corning	36,200	1,093,602
FLIR Systems	74,164	3,229,101
†IPG Photonics	4,700	532,463
†Keysight Technologies	29,319	1,820,124
Littelfuse	17,509	3,002,443
		19,017,657
Energy Equipment & Services–0.02%
†Oceaneering International	12,500	151,250
		151,250
Equity Real Estate Investment Trusts–2.28%
American Campus Communities	13,654	565,139
CubeSmart	17,700	507,813
Equinix	1,100	387,816
Extra Space Storage	45,498	4,116,659
Federal Realty Investment Trust	2,700	318,708
Iron Mountain	17,100	554,211
MGM Growth Properties Class A	23,100	610,071
†SBA Communications	40,746	6,596,370
SL Green Realty	4,600	363,768
VEREIT	33,709	241,019
		14,261,574
Food & Staples Retailing–0.31%
†BJ's Wholesale Club Holdings	32,590	722,194
Casey's General Stores	6,020	771,403
PriceSmart	2,800	165,480
†Sprouts Farmers Market	13,000	305,630
		1,964,707
Food Products–0.73%
Conagra Brands	15,600	333,216
Hershey	13,700	1,468,366

LVIP Blended Mid Cap Managed Volatility Fund–6

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Hormel Foods	14,000	$ 597,520
McCormick & Co Non-Voting Shares	10,000	1,392,400
Tyson Foods Class A	14,400	768,960
		4,560,462
Gas Utilities–0.17%
Atmos Energy	11,700	1,084,824
		1,084,824
Health Care Equipment & Supplies–4.63%
†ABIOMED	3,957	1,286,183
†Align Technology	14,822	3,104,171
Cooper	22,429	5,708,181
†DexCom	11,786	1,411,963
†Edwards Lifesciences	14,846	2,273,962
†Hologic	41,400	1,701,540
†ICU Medical	2,438	559,838
†IDEXX Laboratories	8,300	1,543,966
†Integra LifeSciences Holdings	18,141	818,159
†Novocure	6,200	207,576
†Penumbra	3,700	452,140
STERIS	57,880	6,184,478
Teleflex	6,500	1,680,120
West Pharmaceutical Services	21,283	2,086,372
		29,018,649
Health Care Providers & Services–1.33%
†Acadia Healthcare	17,583	452,059
†Centene	18,800	2,167,640
†DaVita	8,600	442,556
†Guardant Health	240	9,021
†Henry Schein	29,657	2,328,668
†Molina Healthcare	9,800	1,138,956
Universal Health Services Class B	5,700	664,392
†WellCare Health Plans	4,831	1,140,551
		8,343,843
Health Care Technology–0.36%
†Cerner	11,600	608,304
†Medidata Solutions	6,500	438,230
†Veeva Systems Class A	13,400	1,196,888
		2,243,422
Hotels, Restaurants & Leisure–4.36%
Aramark	57,580	1,668,093
†Chipotle Mexican Grill	5,396	2,329,939
Choice Hotels International	7,500	536,850
Domino's Pizza	11,496	2,850,893
Dunkin' Brands Group	57,651	3,696,582
Extended Stay America	26,600	412,300
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Holdings	35,966	$ 2,582,359
MGM Resorts International	102,453	2,485,510
†Norwegian Cruise Line Holdings	15,700	665,523
Paddy Power Betfair (London Stock Exchange)	10,386	848,292
Papa John's International	6,500	258,765
Restaurant Brands International	14,300	747,890
Royal Caribbean Cruises	8,000	782,320
Six Flags Entertainment	43,354	2,411,783
Vail Resorts	9,366	1,974,540
Wynn Resorts	9,800	969,318
Yum Brands	12,900	1,185,768
Yum China Holdings	27,300	915,369
		27,322,094
Household Durables–0.46%
†Mohawk Industries	6,900	807,024
Newell Brands	14,500	269,555
†NVR	520	1,267,235
Toll Brothers	16,900	556,517
		2,900,331
Household Products–0.50%
Church & Dwight	23,100	1,519,056
Clorox	10,300	1,587,642
		3,106,698
Industrial Conglomerates–1.06%
Roper Technologies	24,795	6,608,363
		6,608,363
Insurance–1.62%
Aon	29,665	4,312,104
Assurant	12,700	1,135,888
Axis Capital Holdings	11,300	583,532
Fidelity National Financial	36,900	1,160,136
Progressive	15,400	929,082
Willis Towers Watson	13,400	2,034,924
		10,155,666
Internet & Direct Marketing Retail–0.74%
†Ctrip.com International ADR	15,300	414,018
†Farfetch Class A	11,387	201,664
†Netflix	7,483	2,002,900
†VeriSign	8,800	1,304,952
†Wayfair Class A	4,000	360,320
†Zillow Group Class A	11,200	352,016
		4,635,870

LVIP Blended Mid Cap Managed Volatility Fund–7

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet Software & Services–2.00%
†2U	3,700	$ 183,964
†Eventbrite Class A	102	2,837
†GoDaddy Class A	16,400	1,076,168
†GrubHub	2,600	199,706
†InterActiveCorp	18,251	3,340,663
LogMeIn	29,770	2,428,339
Match Group	37,581	1,607,339
†MercadoLibre	1,400	409,990
†Shopify Class A	5,000	692,250
†Twilio Class A	5,400	482,220
†WEX	7,900	1,106,474
†Wix.com	11,127	1,005,213
		12,535,163
IT Services–7.93%
†Black Knight	32,384	1,459,223
Booz Allen Hamilton Holding	37,000	1,667,590
†CoreLogic	25,000	835,500
†EPAM Systems	4,500	522,045
†Euronet Worldwide	6,600	675,708
Fidelity National Information Services	54,390	5,577,694
†Fiserv	109,091	8,017,098
†FleetCor Technologies	27,063	5,026,140
†Gartner	17,900	2,288,336
Genpact	14,800	399,452
Global Payments	81,020	8,355,593
Leidos Holdings	19,100	1,006,952
†Okta	5,800	370,040
Paychex	9,500	618,925
Sabre	35,100	759,564
†Square Class A	30,533	1,712,596
†StoneCo Class A	10,536	194,284
Total System Services	48,423	3,936,306
†Worldpay Class A	81,199	6,206,039
		49,629,085
Life Sciences Tools & Services–4.16%
Agilent Technologies	22,300	1,504,358
Bio-Techne	24,268	3,512,065
Bruker	15,700	467,389
†ICON	28,829	3,724,995
†IQVIA Holdings	7,200	836,424
†Mettler-Toledo International	8,571	4,847,586
PerkinElmer	99,807	7,839,840
†QIAGEN	96,619	3,328,525
		26,061,182
Machinery–1.73%
Altra Industrial Motion	4,580	115,187
Donaldson	8,500	368,815
Flowserve	8,000	304,160
Fortive	19,522	1,320,859
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Graco	19,200	$ 803,520
IDEX	6,300	795,438
†Middleby	6,200	636,926
Nordson	6,000	716,100
PACCAR	10,000	571,400
Snap-on	5,600	813,624
Toro	10,800	603,504
†WABCO Holdings	18,008	1,932,979
Wabtec	9,900	695,475
Xylem	17,731	1,183,012
		10,860,999
Marine–0.03%
†Kirby	3,200	215,552
		215,552
Media–0.24%
Altice USA Class A	8,419	139,082
Interpublic Group	18,700	385,781
†Live Nation Entertainment	9,200	453,100
Omnicom Group	6,700	490,708
		1,468,671
Metals & Mining–0.06%
Wheaton Precious Metals (New York Shares)	20,200	394,506
		394,506
Multiline Retail–1.16%
Dollar General	26,400	2,853,312
†Dollar Tree	48,835	4,410,777
		7,264,089
Multi-Utilities–0.10%
NiSource	23,400	593,190
		593,190
Oil, Gas & Consumable Fuels–1.34%
Cabot Oil & Gas	51,300	1,146,555
†Centennial Resource Development Class A	69,136	761,879
Cimarex Energy	2,100	129,465
†Concho Resources	13,768	1,415,213
†Continental Resources	8,700	349,653
Diamondback Energy	20,528	1,902,945
HollyFrontier	11,500	587,880
†Jagged Peak Energy	63,300	577,296
†Parsley Energy Class A	40,603	648,836
=πVenture Global LNG Series B	12	62,400
=πVenture Global LNG Series C	149	774,800
		8,356,922

LVIP Blended Mid Cap Managed Volatility Fund–8

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals–0.86%
†Catalent	15,013	$ 468,105
†Elanco Animal Health	72,326	2,280,439
†GW Pharmaceuticals ADR	2,100	204,519
†Jazz Pharmaceuticals	6,000	743,760
†Nektar Therapeutics	7,100	233,377
†Neurocrine Biosciences	11,495	820,858
Perrigo	9,100	352,625
Zoetis	3,500	299,390
		5,403,073
Professional Services–4.30%
†CoStar Group	13,289	4,482,911
Equifax	14,100	1,313,133
†IHS Markit	125,549	6,022,586
ManpowerGroup	2,900	187,920
Nielsen Holdings	34,900	814,217
Robert Half International	8,500	486,200
TransUnion	105,570	5,996,376
†Verisk Analytics Class A	69,707	7,600,851
		26,904,194
Real Estate Management & Development–0.08%
Jones Lang LaSalle	3,900	493,740
		493,740
Road & Rail–1.22%
†Genesee & Wyoming Class A	7,000	518,140
JB Hunt Transport Services	10,423	969,756
Kansas City Southern	49,992	4,771,736
Landstar System	3,400	325,278
Old Dominion Freight Line	5,300	654,497
Schneider National Class B	20,044	374,222
		7,613,629
Semiconductors & Semiconductor Equipment–3.49%
Entegris	42,200	1,177,169
KLA-Tencor	19,700	1,762,953
Lam Research	9,900	1,348,083
Marvell Technology Group	83,574	1,353,063
Maxim Integrated Products	46,300	2,354,355
Microchip Technology	38,100	2,740,152
Monolithic Power Systems	42,756	4,970,385
†Silicon Laboratories	26,260	2,069,551
Skyworks Solutions	31,400	2,104,428
Xilinx	23,500	2,001,495
		21,881,634
Software–12.12%
†ANSYS	3,000	428,820
†Atlassian Class A	29,000	2,580,420
†Autodesk	53,468	6,876,520
†Cadence Design Systems	146,576	6,373,124
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
CDK Global	20,200	$ 967,176
†Ceridian HCM Holding	3,973	137,029
Constellation Software	1,687	1,079,843
†Coupa Software	4,600	289,156
†DocuSign	6,288	252,023
†Dropbox Class A	17,408	355,645
†Elastic	1,993	142,460
†Electronic Arts	43,874	3,462,097
†Ellie Mae	5,800	364,414
†Fortinet	10,000	704,300
†Guidewire Software	44,585	3,577,055
†Nice ADR	28,943	3,131,922
†Palo Alto Networks	8,300	1,563,305
†Paycom Software	3,000	367,350
†Pivotal Software Class A	20,624	337,202
†Pluralsight Class A	13,211	311,119
†Proofpoint	7,100	595,051
†PTC	54,750	4,538,775
†RealPage	21,606	1,041,193
†Red Hat	8,200	1,440,248
†ServiceNow	37,665	6,706,253
†Splunk	20,800	2,180,880
SS&C Technologies Holdings	106,905	4,822,485
Symantec	41,100	776,585
†Synopsys	14,300	1,204,632
†Tableau Software Class A	11,080	1,329,600
†Take-Two Interactive Software	63,590	6,545,955
†Tyler Technologies	19,514	3,626,091
†Ubisoft Entertainment	13,979	1,126,175
†Ultimate Software Group	11,053	2,706,548
†Workday Class A	16,600	2,650,688
†Zendesk	13,000	758,810
†Zynga Class A	141,700	556,881
		75,907,830
Specialty Retail–4.13%
†AutoZone	735	616,180
†Burlington Stores	17,300	2,814,191
†CarMax	21,600	1,354,968
†Five Below	46,271	4,734,449
†Michaels	13,300	180,082
†O'Reilly Automotive	13,938	4,799,271
Ross Stores	57,651	4,796,563
Tiffany & Co.	12,100	974,171
Tractor Supply	44,624	3,723,427
†Ulta Beauty	6,000	1,469,040
Williams-Sonoma	7,400	373,330
		25,835,672
Technology Hardware, Storage & Peripherals–0.12%
†Pure Storage Class A	47,744	767,724
		767,724

LVIP Blended Mid Cap Managed Volatility Fund–9

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.81%
†Lululemon Athletica	25,991	$ 3,160,765
PVH	3,900	362,505
Tapestry	45,700	1,542,375
		5,065,645
Trading Companies & Distributors–0.50%
Fastenal	4,500	235,305
†HD Supply Holdings	38,900	1,459,528
†SiteOne Landscape Supply	17,143	947,494
Watsco	3,500	486,990
		3,129,317
Water Utilities–0.15%
American Water Works	10,574	959,802
		959,802
Total Common Stock (Cost $524,434,357)		567,284,169
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCK–0.03%
=†πSlack Technologies Series H	17,008	$ 202,565
Total Convertible Preferred Stock (Cost $202,486)		202,565

Money Market Fund–7.35%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 2.27%)	46,062,896	46,062,896
Total Money Market Fund (Cost $46,062,896)		46,062,896

TOTAL INVESTMENTS–97.98% (Cost $570,699,739)	613,549,630
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.02%	12,625,341
NET ASSETS APPLICABLE TO 42,952,033 SHARES OUTSTANDING–100.00%	$626,174,971
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($25,199,422 / 1,678,013 Shares)	$15.017
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($600,975,549 / 41,274,020 Shares)	$14.561
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$522,212,201
Distributable earnings/(accumulated loss)	103,962,770
TOTAL NET ASSETS	$626,174,971

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2018, the aggregate value of restricted securities was $1,039,765, which represented 0.17% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Slack Technologies Series H	8/17/2018	$202,486	$ 202,565
Venture Global LNG Series B	3/8/2018	36,240	62,400
Venture Global LNG Series C	10/16/2017	554,369	774,800
Total		$793,095	$1,039,765
LVIP Blended Mid Cap Managed Volatility Fund–10

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
★	Includes $15,663,950 cash collateral held at broker for futures contracts, $2,858,948 variation margin due to broker on futures contracts, $566,057 payable for securities purchased, $25,720 payable for fund shares redeemed, $51,838 other accrued expenses payable and $481,075 due to manager and affiliates as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(345)	E-mini Russell 2000 Index	$ (23,270,250)	$ (23,670,564)	3/15/19	$ 400,314	$—
(649)	E-mini S&P 500 Index	(81,293,740)	(82,179,526)	3/15/19	885,786	—
(1,286)	E-mini S&P MidCap 400 Index	(213,758,920)	(219,807,156)	3/15/19	6,048,236	—
Total Futures Contracts					$7,334,336	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
LNG–Liquefied Natural Gas
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–11

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 5,467,845
Interest	42,810
Foreign Taxes Withheld	(13,081)
5,497,574
EXPENSES:
Management fees	4,356,673
Distribution fees-Service Class	1,483,663
Shareholder servicing fees	179,875
Accounting and administration expenses	151,709
Reports and statements to shareholders	83,716
Professional fees	35,523
Trustees’ fees and expenses	19,761
Custodian fees	8,033
Consulting fees	4,043
Pricing fees	2,425
Other	5,600
6,331,021
Less:
Management fees waived	(245,278)
Total operating expenses	6,085,743
NET INVESTMENT LOSS	(588,169)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	76,372,238
Foreign currencies	(63,357)
Futures contracts	654,063
Options purchased	(279,739)
Options written	90,248
Net realized gain	76,773,453
Net change in unrealized appreciation (depreciation) of:
Investments	(84,924,208)
Foreign currencies	(280)
Futures contracts	7,059,651
Options purchased	18,866
Options written	14,220
Net change in unrealized appreciation (depreciation)	(77,831,751)
NET REALIZED AND UNREALIZED LOSS	(1,058,298)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (1,646,467)
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (588,169)	$ (346,816)
Net realized gain	76,773,453	18,660,046
Net change in unrealized appreciation (depreciation)	(77,831,751)	101,837,660
Net increase (decrease) in net assets resulting from operations	(1,646,467)	120,150,890
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,202,136	2,729,707
Service Class	119,432,225	37,326,685
	123,634,361	40,056,392
Cost of shares redeemed:
Standard Class	(5,711,156)	(3,808,995)
Service Class	(67,083,041)	(76,703,985)
	(72,794,197)	(80,512,980)
Increase (decrease) in net assets derived from capital share transactions	50,840,164	(40,456,588)
NET INCREASE IN NET ASSETS	49,193,697	79,694,302
NET ASSETS:
Beginning of year	576,981,274	497,286,972
End of year	$626,174,971	$576,981,274
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–12

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15 [3]	12/31/14
Net asset value, beginning of period	$ 14.963	$ 11.917	$ 11.968	$ 12.639	$ 13.635
Income (loss) from investment operations:
Net investment income (loss)[4]	0.023	0.023	0.013	0.018	(0.044)
Net realized and unrealized gain (loss)	0.031	3.023	0.251	(0.548)	(0.952)
Total from investment operations	0.054	3.046	0.264	(0.530)	(0.996)
Less dividends and distributions from:
Net realized gain	—	—	(0.315)	(0.141)	—
Total dividends and distributions	—	—	(0.315)	(0.141)	—
Net asset value, end of period	$ 15.017	$ 14.963	$ 11.917	$ 11.968	$ 12.639
Total return[5]	0.36%	25.56%	2.26%	(4.20%)	(7.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,199	$ 26,547	$22,110	$ 22,752	$ 22,489
Ratio of expenses to average net assets	0.74%	0.75%	0.79%	0.80%	0.84%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.79%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	0.15%	0.17%	0.11%	0.14%	(0.34%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.11%	0.13%	0.06%	0.09%	(0.36%)
Portfolio turnover	70%	27%	103%	148%	149%

[1]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio.
[2]	Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub- adviser.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–13

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Service Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15 [3]	12/31/14
Net asset value, beginning of period	$ 14.542	$ 11.611	$ 11.698	$ 12.388	$ 13.398
Income (loss) from investment operations:
Net investment income (loss)[4]	(0.016)	(0.010)	(0.016)	(0.014)	(0.074)
Net realized and unrealized gain (loss)	0.035	2.941	0.244	(0.535)	(0.936)
Total from investment operations	0.019	2.931	0.228	(0.549)	(1.010)
Less dividends and distributions from:
Net realized gain	—	—	(0.315)	(0.141)	—
Total dividends and distributions	—	—	(0.315)	(0.141)	—
Net asset value, end of period	$ 14.561	$ 14.542	$ 11.611	$ 11.698	$ 12.388
Total return[5]	0.13%	25.24%	2.00%	(4.44%)	(7.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$600,976	$550,434	$475,177	$306,375	$265,783
Ratio of expenses to average net assets	0.99%	1.00%	1.04%	1.05%	1.09%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.04%	1.09%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.08%)	(0.14%)	(0.11%)	(0.59%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.14%)	(0.12%)	(0.19%)	(0.16%)	(0.61%)
Portfolio turnover	70%	27%	103%	148%	149%

[1]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio.
[2]	Effective February 8, 2016, T. Rowe Price Associates, Inc. was added as a sub-adviser to the Fund. Effective May 1, 2016, SSGA Funds Management, Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility management risk strategy overlay, replacing Lincoln Investment Advisors Corporation.
[3]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub- adviser.
[4]	The average shares outstanding method has been applied for per share information.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–14

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.   Futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Blended Mid Cap Managed Volatility Fund–15

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $75,031 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the Fund's average daily net assets; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% on the first $25 million of the Fund’s average daily net assets; 0.07% on the next $50 million; 0.02% on the next $225 million; 0.04% on the next $300 million; and 0.07% on the next $200 million of the Fund’s average daily net assets. When the Fund’s daily net assets exceed $800 million, the waiver amount is 0.22% of the first $25 million of the Fund’s average daily net assets; 0.17% on the next $50 million; 0.12% on the next $75 million; 0.02% on the next $100 million; and 0.07% in excess of $250 million of the Fund’s daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.77% of the average daily net assets for the Standard Class and 1.02% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”), is responsible for the day-to-day managing a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays MFS and T. Rowe Price a fee based on MFS and T. Rowe Price’s managed
LVIP Blended Mid Cap Managed Volatility Fund–16

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
portion of the Fund’s average daily net assets. Prior to November 1, 2018, Ivy Investment Management Company (“Ivy”), was responsible for the day-to-day management of a portion of the Fund’s investment portfolio. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s managed volatility strategy. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$34,961
Legal	6,846
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $33,797 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 350,751
Distribution fees payable to LFD	126,945
Printing and mailing fees payable to Lincoln Life	(11,971)
Shareholder servicing fees payable to Lincoln Life	15,350
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $25,254.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$443,952,987
Sales	407,648,683
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$572,887,696
Aggregate unrealized appreciation of investments and derivatives	$ 74,863,238
Aggregate unrealized depreciation of investments and derivatives	(34,201,304)
Net unrealized appreciation of investments and derivatives	$ 40,661,934
LVIP Blended Mid Cap Managed Volatility Fund–17

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 14,188,897	$ —	$ —	$ 14,188,897
Air Freight & Logistics	1,183,804	—	—	1,183,804
Airlines	3,529,398	—	—	3,529,398
Auto Components	1,877,885	—	—	1,877,885
Automobiles	507,144	—	—	507,144
Banks	7,534,545	—	—	7,534,545
Beverages	2,824,885	—	—	2,824,885
Biotechnology	12,530,325	—	—	12,530,325
Building Products	7,057,251	—	—	7,057,251
Capital Markets	23,795,981	—	—	23,795,981
Chemicals	9,151,744	2,350,985	—	11,502,729
Commercial Services & Supplies	13,355,515	—	—	13,355,515
Communications Equipment	1,311,456	—	—	1,311,456
Construction & Engineering	421,610	—	—	421,610
Construction Materials	5,624,666	—	—	5,624,666
Consumer Finance	743,148	—	—	743,148
Containers & Packaging	6,242,290	—	—	6,242,290
Distributors	2,461,049	—	—	2,461,049
Diversified Consumer Services	13,006,055	—	—	13,006,055
Diversified Telecommunication Services	397,416	—	—	397,416
Electric Utilities	1,112,032	—	—	1,112,032
Electrical Equipment	9,359,059	—	—	9,359,059
Electronic Equipment, Instruments & Components	19,017,657	—	—	19,017,657
Energy Equipment & Services	151,250	—	—	151,250
Equity Real Estate Investment Trusts	14,261,574	—	—	14,261,574
Food & Staples Retailing	1,964,707	—	—	1,964,707
Food Products	4,560,462	—	—	4,560,462
Gas Utilities	1,084,824	—	—	1,084,824
Health Care Equipment & Supplies	29,018,649	—	—	29,018,649
Health Care Providers & Services	8,343,843	—	—	8,343,843
Health Care Technology	2,243,422	—	—	2,243,422
Hotels, Restaurants & Leisure	26,473,802	848,292	—	27,322,094
Household Durables	2,900,331	—	—	2,900,331
Household Products	3,106,698	—	—	3,106,698
LVIP Blended Mid Cap Managed Volatility Fund–18

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Industrial Conglomerates	$ 6,608,363	$ —	$ —	$ 6,608,363
Insurance	10,155,666	—	—	10,155,666
Internet & Direct Marketing Retail	4,635,870	—	—	4,635,870
Internet Software & Services	12,535,163	—	—	12,535,163
IT Services	49,629,085	—	—	49,629,085
Life Sciences Tools & Services	26,061,182	—	—	26,061,182
Machinery	10,860,999	—	—	10,860,999
Marine	215,552	—	—	215,552
Media	1,468,671	—	—	1,468,671
Metals & Mining	394,506	—	—	394,506
Multiline Retail	7,264,089	—	—	7,264,089
Multi-Utilities	593,190	—	—	593,190
Oil, Gas & Consumable Fuels	7,519,722	—	837,200	8,356,922
Pharmaceuticals	5,403,073	—	—	5,403,073
Professional Services	26,904,194	—	—	26,904,194
Real Estate Management & Development	493,740	—	—	493,740
Road & Rail	7,613,629	—	—	7,613,629
Semiconductors & Semiconductor Equipment	21,881,634	—	—	21,881,634
Software	74,781,655	1,126,175	—	75,907,830
Specialty Retail	25,835,672	—	—	25,835,672
Technology Hardware, Storage & Peripherals	767,724	—	—	767,724
Textiles, Apparel & Luxury Goods	5,065,645	—	—	5,065,645
Trading Companies & Distributors	3,129,317	—	—	3,129,317
Water Utilities	959,802	—	—	959,802
Convertible Preferred Stock	—	—	202,565	202,565
Money Market Fund	46,062,896	—	—	46,062,896
Total Investments	$608,184,413	$4,325,452	$1,039,765	$613,549,630
Derivatives:

Assets:
Futures Contracts	$7,334,336	$—	$—	$7,334,336
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. For the years ended December 31, 2018 and 2017, there were no distributions paid.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 63,300,927
Net unrealized appreciation	40,661,843
Distributable earnings/(accumulated loss)	$103,962,770
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications primarily related to net operating loss:
Distributable Earnings/(Accumulated Loss)	Paid-in Capital
$533,485	$(533,485)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains
LVIP Blended Mid Cap Managed Volatility Fund–19

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
its character as short-term or long-term capital loss.   At December 31, 2018, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2018, the Fund utilized $18,563,566 of capital losses carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	264,268	203,716
Service Class	7,767,434	2,849,954
Shares reinvested:
Standard Class	—	—
Service Class	—	—
	8,031,702	3,053,670
Shares redeemed:
Standard Class	(360,437)	(284,857)
Service Class	(4,343,475)	(5,924,925)
	(4,703,912)	(6,209,782)
Net increase (decrease)	3,327,790	(3,156,112)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund (Funds) could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s (Funds') maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.   No foreign currency exchange contracts or foreign cross currency exchange contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP Blended Mid Cap Managed Volatility Fund–20

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Options Contracts–During the year ended December 31, 2018, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2018, the Fund used options contracts, including swaptions, to protect the value of portfolio securities; to purchase an underlying security for the Fund at a price lower than the current market value of the security by selling put options; to facilitate investments in portfolio securities and to take advantage of liquidity available in the options market.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$7,334,336	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 654,063	$7,059,651
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(279,739)	18,866
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	90,248	14,220
Total		$ 464,572	$7,092,737
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$12,070,141	$101,040,226
Options contracts (average value)	22,207	5,242
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting
LVIP Blended Mid Cap Managed Volatility Fund–21

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had no assets and liabilities subject to offsetting provisions.
8.  Credit and Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Blended Mid Cap Managed Volatility Fund–23

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Mid Cap Managed Volatility Fund–24

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 for the Fund and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Ivy Investment Management Company (“Ivy”) on behalf of the Fund through November 1, 2018, the Board considered the nature, extent and quality of services provided by Ivy under the subadvisory agreement. The Board reviewed the services provided by Ivy, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Ivy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Associates, Inc. (“T. Rowe”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of T. Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the approval of the proposed subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, effective November 1, 2018, the Board considered the nature, extent and quality of services to be provided by MFS under the proposed subadvisory agreement. The Board considered the reasons provided by LIAC for recommending replacement of the sub-adviser, the backgrounds of the investment professionals proposed to service the Fund and MFS’s investment philosophy and considered that MFS served as sub-adviser for other funds in the Trust. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters. The Board concluded that the services to be provided by MFS were expected to be satisfactory.
Performance. The Board considered that the sub-advisers manage the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Mid-Cap Growth category and the Russell Mid Cap Growth Total Return USD Index. The Board considered that T. Rowe was added as an additional sub-adviser to the Fund in February 2016 and that MFS was proposed as an additional sub-adviser effective November 1, 2018 to replace a sub-adviser. The Board concluded that the services provided by the sub-advisers were satisfactory.
LVIP Blended Mid Cap Managed Volatility Fund–25

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Subadvisory Fee. The Board considered the subadvisory fee schedules, each of which contains breakpoints. The Board considered that T. Rowe’s fees were within range of the comparable sub-advised fee schedules provided. The Board considered that LIAC compensates the sub-advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the sub-advisers which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.
The Board noted that the proposed subadvisory fee schedule for MFS, which includes breakpoints, was lower than the subadvisory fee schedule with the previous sub-adviser. The Board considered that the proposed subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC would compensate MFS from its fee and concluded the proposed subadvisory fee was reasonable.
Profitability, Economies of Scale and Fallout Benefits. For T. Rowe, the Board considered that the subadvisory fee schedule contains breakpoints, was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered that T. Rowe uses soft dollars that can benefit T. Rowe and its clients, and also considered other benefits to T. Rowe in including the Fund’s assets in its assets under management.
For the Equity Sleeve to be sub-advised by MFS, the Board considered that the proposed subadvisory fee schedule contains breakpoints, was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC would compensate MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates and that although MFS has undertaken to reimburse clients for that portion of client commissions used to purchase research, that research obtained in connection with trading client assets, may benefit MFS and its other clients.
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.
LVIP Blended Mid Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Blended Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Blended Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Blended Mid Cap Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Mid Cap Managed Volatility Fund–30

LVIP Clarion Global Real Estate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Clarion Global Real Estate Fund

LVIP Clarion Global Real Estate Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Clarion Global Real Estate Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: CBRE Clarion Securities LLC
The Fund returned (8.34%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the FTSE EPRA/NAREIT Developed Net Index1, returned (5.63%).
Global real estate stocks finished with a -5.6% total return for the year, modestly outperforming the broader global equities market. Listed real estate company returns trailed broader market equities for much of the year until the fourth quarter when they were “down less” as investors became more defensive, seeking the stability and dividend yield of listed real estate. Equity markets became particularly volatile late in the year on concerns of slowing global economic growth and elevated geopolitical risk. These concerns increasingly brought into question the magnitude of a corporate earnings slowdown, economic deceleration and monetary policy which has been tightening globally, led by the U.S. Federal Reserve Bank which raised its policy rate four times in 2018 to a 2.25-2.5% target range by the end of the year. The yield on the U.S. 10-year Treasury bond reflected increased concerns of an economic slowdown by finishing the year at 2.68%, up from 2.41% one year ago.
Investor sentiment and geopolitical concerns overshadowed the continued improvement in real estate fundamentals in many parts of the world in 2018. Property companies in the Asia-Pacific region delivered the best performance for the year, down a modest -1.9%, as Japanese property companies delivered a positive total return, +6.2%, helping to offset underperformance elsewhere in the region. Asian property companies suffered from negative sentiment from the ongoing trade tariff dispute between the U.S. and China, which impacted the returns of development companies in Hong Kong and Singapore. The Americas region delivered a total return of -5.0% as U.S. REITs performed slightly better than their Canadian counterparts. Meanwhile, European property companies were beset by worries surrounding the Brexit process and Italy’s budget, and finished the year as the poorest-performing region for the year, down almost 13%.
Listed real estate returns were negative despite an active private real estate market which continues to record a high level of transactions at competitive yields and as a significant amount of “dry powder” has been raised by private equity to invest in real estate. This has led to a disconnect in listed real estate valuations versus the private market as real estate among listed companies remains materially cheaper (mid-teens discount) than in the private market.
The Fund trailed the benchmark during the period. The majority of the Fund’s relative underperformance occurred during the second quarter of the year. During this quarter, we gave back most of the alpha generated over the prior trailing one-year period, largely due to a high-conviction strategy based on fundamental insights. In the second quarter 2018 and ultimately for the year, underperformance was driven by poor positioning in the U.S. and the Asia-Pacific Regions. The largest drivers of U.S. underperformance were an underweight to the outperforming healthcare and net lease sectors combined with an overweight to the underperforming technology sector. As it relates to healthcare and net lease, per our fundamental work, healthcare and net lease offered below-average earnings growth and also traded at above-average valuations. We did not believe these sectors looked particularly attractive. Nonetheless, these sectors caught a strong bid beginning in the second quarter, as the market began to grow cautious on growth and appeared to desire stability of earnings and dividend yield. Our underwriting of the various healthcare sub-sectors revealed underlying lease coverage risk, which we believe could lead to a number of companies having to cut their dividend. Nonetheless, the market was not discerning in the second-half of 2018 when it came to desiring dividend yield. As for the technology sector, by our fundamental work, the technology sector offered the best forward earnings growth and trades at a reasonable price, but the data center stocks seemed to get grouped with the broader technology sector sell-off during the second half of the year as technology stocks underperformed the REIT market.
In the Asia-Pacific Region, underperformance was driven by positioning in real estate operating companies. These stocks began to underperform when the tariff/trade war headlines began hitting the newswire in early summer and continued to lag for the remainder of the year. We continue to hold positions in many of these companies, which continue to generate mid-single digit earnings growth and also trade at double-digit discounts to NAV despite earnings growth which by our underwriting is not connected to trade.
Europe was a bright spot for positive relative performance. Stock selection was quite strong, both on the Continent as well as in the U.K. On the Continent, we correctly avoided many retail names, which underperformed as the result of growing concerns of how increased on-line shopping will impact brick and mortar companies. We also added value by investing in northern Europe via the Swedish companies, which benefited from strong rental demand. In the U.K., the Fund benefited from select positioning, especially in the industrial sector. We are positive on property types and markets with valuations that are attractive relative to their growth. In the U.S., we favor the residential, self-storage, class A mall and technology companies (data centers and cell towers). We also prefer grocery-anchored shopping centers and west coast urban office. Within residential, we like manufactured housing, single family home-for-rent companies and apartment REITs, which are benefitting from firming demand, particularly in the coastal markets.
In the Asia-Pacific region, we favor Hong Kong property companies which are showing strong growth relative to real estate valuations. We are monitoring elevated geopolitical risk surrounding trade friction between the U.S. and China which has weighed on the stocks. The Tokyo office market continues to experience improved rental growth as vacancies have fallen below 2% in the central business district (5 central wards), a level at which landlords enjoy increasing pricing power.
In Europe, we favor the U.K. niche sectors of student housing, self-storage and the industrial sector, which continues to generate superior earnings growth on strong fundamentals. In Continental Europe, we prefer property companies in markets with superior

LVIP Clarion Global Real Estate Fund–1

LVIP Clarion Global Real Estate Fund
2018 Annual Report Commentary (unaudited) (continued)
growth, including Spain and the Nordic region and are cautious on retail. We continue to like German residential given its attractive combination of yield and growth which scores well in our stock ranking system.
We are cautious and selective in markets and property types that appear expensive relative to the rate of earnings growth. This includes Singapore, Canada and the U.S. lodging, net lease, skilled nursing and suburban office sectors. This also includes Class B mall/shopping center companies globally. In Australia, property companies are benefiting from an attractive combination of yield and growth, although strength in property fundamentals range from a robust office market, to an uncertain retail market and a residential market which is meeting headwinds of affordability. Increased M&A activity however is generating an underlying bid for the Australian REITs.
The Fund did not hold any derivative instruments during the period, with the exception of foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
Portfolio Managers:
CBRE Clarion Securities LLC:	T. Ritson Ferguson
Steven D. Burton
Joseph P. Smith
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Clarion Global Real Estate Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,126 for the Standard Class shares and to $21,577 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Net Index did over the same period. The same $10,000 investment would have increased to $25,131. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 8.34%
Five Years	+ 2.95%
Ten Years	+ 8.27%
Service Class Shares
One Year	- 8.57%
Five Years	+ 2.70%
Ten Years	+ 7.99%
1.The FTSE EPRA/NAREIT Developed Net Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing freal estate.

LVIP Clarion Global Real Estate Fund–2

LVIP Clarion Global Real Estate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$932.40	0.79%	$3.85
Service Class Shares	1,000.00	931.30	1.04%	5.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.79%	$4.02
Service Class Shares	1,000.00	1,020.00	1.04%	5.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Clarion Global Real Estate Fund–3

LVIP Clarion Global Real Estate Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Security Type/Country	Percentage of Net Assets
Common Stock	99.27%
Australia	4.24%
Belgium	1.04%
Canada	1.83%
Germany	5.82%
Hong Kong	9.27%
Ireland	0.68%
Japan	11.72%
Norway	0.44%
Singapore	2.37%
Spain	1.51%
Sweden	3.57%
United Kingdom	4.06%
United States	52.72%
Money Market Fund	0.14%
Total Investments	99.41%
Receivables and Other Assets Net of Liabilities	0.59%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Diversified Real Estate Activities	8.09%
Diversified REITs	9.51%
Health Care Facilities	0.63%
Health Care REITs	5.14%
Hotel & Resort REITs	1.86%
Hotels, Resorts & Cruise Lines	1.49%
Industrial REITs	7.53%
Office REITs	14.32%
Real Estate Development	3.38%
Real Estate Operating Companies	13.02%
Residential REITs	12.42%
Retail REITs	11.70%
Specialized REITs	10.18%
Total	99.27%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Simon Property Group	4.93%
Prologis	3.60%
Welltower	3.59%
CK Asset Holdings	2.87%
Equity Residential	2.74%
Vonovia	2.72%
AvalonBay Communities	2.71%
Extra Space Storage	2.69%
Mitsui Fudosan	2.45%
Link REIT	2.29%
Total	30.59%

REIT–Real Estate Investment Trust
LVIP Clarion Global Real Estate Fund–4

LVIP Clarion Global Real Estate Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–99.27%
Australia–4.24%
=†πBGP Holdings	4,536,115	$ 0
Dexus	687,144	5,143,009
Goodman Group	252,692	1,892,881
GPT Group	1,503,969	5,659,496
Mirvac Group	4,872,160	7,694,720
		20,390,106
Belgium–1.04%
†Shurgard Self Storage Europe Sarl	76,187	2,116,813
Warehouses De Pauw CVA	21,973	2,900,224
		5,017,037
Canada–1.83%
Canadian Apartment Properties REIT	95,433	3,096,749
Chartwell Retirement Residences	301,923	3,023,211
First Capital Realty	195,000	2,692,463
		8,812,423
Germany–5.82%
ADO Properties	44,617	2,321,212
Grand City Properties	158,676	3,448,822
LEG Immobilien	48,502	5,060,200
TAG Immobilien	178,573	4,067,320
Vonovia	289,443	13,047,773
		27,945,327
■Hong Kong–9.27%
China Overseas Land & Investment	714,000	2,461,736
CK Asset Holdings	1,882,300	13,771,988
Link REIT	1,086,900	11,018,689
New World Development	3,883,000	5,128,547
Sun Hung Kai Properties	214,000	3,054,126
Wharf Real Estate Investment	588,007	3,516,820
Wheelock & Co.	977,000	5,593,291
		44,545,197
Ireland–0.68%
Green REIT	995,115	1,556,309
Hibernia REIT	1,167,385	1,686,448
		3,242,757
Japan–11.72%
Aeon Mall	163,100	2,598,464
AEON REIT Investment	2,104	2,421,977
Hulic	425,099	3,798,839
Hulic REIT	2,077	3,225,105
Japan Hotel REIT Investment	7,482	5,340,465
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kenedix Office Investment	286	$ 1,825,485
Kenedix Retail REIT	803	1,820,495
LaSalle Logiport REIT	2,783	2,694,513
MCUBS MidCity Investment	1,634	1,290,468
Mitsui Fudosan	529,300	11,756,759
Mori Hills REIT Investment	4,069	5,122,466
Nomura Real Estate Holdings	188,600	3,458,460
Orix JREIT	4,442	7,387,073
Tokyo Tatemono	344,500	3,571,297
		56,311,866
Norway–0.44%
Entra	159,373	2,122,543
		2,122,543
Singapore–2.37%
CapitaLand	2,761,400	6,297,173
CapitaLand Commercial Trust	1,983,500	2,547,660
Mapletree Logistics Trust	2,745,198	2,539,250
		11,384,083
Spain–1.51%
Inmobiliaria Colonial SOCIMI	399,652	3,725,547
†Lar Espana Real Estate SOCIMI	136,084	1,160,467
Merlin Properties SOCIMI	191,107	2,360,812
		7,246,826
Sweden–3.57%
Castellum	349,568	6,459,545
Fabege	353,382	4,723,302
Kungsleden	275,630	1,960,435
Pandox	108,254	1,793,283
Wihlborgs Fastigheter	190,440	2,207,942
		17,144,507
United Kingdom–4.06%
Grainger	892,817	2,387,470
Land Securities Group	661,451	6,791,679
Safestore Holdings	304,871	1,968,201
Segro	557,752	4,187,123
UNITE Group	404,251	4,156,328
		19,490,801
United States–52.72%
Alexandria Real Estate Equities	85,969	9,907,068
LVIP Clarion Global Real Estate Fund–5

LVIP Clarion Global Real Estate Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
American Campus Communities	133,545	$ 5,527,428
AvalonBay Communities	74,877	13,032,342
Brixmor Property Group	305,963	4,494,596
Columbia Property Trust	191,010	3,696,044
Cousins Properties	567,854	4,486,047
Crown Castle International	43,311	4,704,874
CubeSmart	241,305	6,923,040
CyrusOne	146,873	7,766,644
Douglas Emmett	222,696	7,600,614
Duke Realty	180,014	4,662,363
Equinix	22,062	7,778,179
Equity Residential	199,695	13,181,867
Extra Space Storage	143,041	12,942,350
Healthcare Trust of America Class A	293,111	7,418,639
Hilton Worldwide Holdings	74,663	5,360,803
Hudson Pacific Properties	219,097	6,366,959
Invitation Homes	363,506	7,299,200
JBG SMITH Properties	102,341	3,562,490
Liberty Property Trust	83,918	3,514,486
MGM Growth Properties Class A	136,507	3,605,150
Mid-America Apartment Communities	53,834	5,151,914
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Piedmont Office Realty Trust Class A	184,305	$ 3,140,557
Prologis	294,787	17,309,893
Regency Centers	162,342	9,526,229
Simon Property Group	140,857	23,662,567
STORE Capital	258,764	7,325,609
Sun Communities	80,769	8,215,015
Taubman Centers	72,055	3,277,782
Tier REIT	76,215	1,572,315
VEREIT	856,807	6,126,170
VICI Properties	364,751	6,850,024
Welltower	248,728	17,264,210
		253,253,468
Total Common Stock (Cost $454,320,516)		476,906,941

MONEY MARKET FUND–0.14%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 2.27%)	655,391	655,391
Total Money Market Fund (Cost $655,391)		655,391

TOTAL INVESTMENTS–99.41% (Cost $454,975,907)	477,562,332
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.59%	2,853,719
NET ASSETS APPLICABLE TO 56,935,683 SHARES OUTSTANDING–100.00%	$480,416,051
NET ASSET VALUE PER SHARE–LVIP CLARION GLOBAL REAL ESTATE FUND STANDARD CLASS ($382,835,383 / 45,272,997 Shares)	$8.456
NET ASSET VALUE PER SHARE–LVIP CLARION GLOBAL REAL ESTATE FUND SERVICE CLASS ($97,580,668 / 11,662,686 Shares)	$8.367
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$480,382,048
Distributable earnings/(accumulated loss)	34,003
TOTAL NET ASSETS	$480,416,051

Δ Securities have been classified by country of origin. Classification by type of business has been presented on page 4 .
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
† Non-income producing.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
LVIP Clarion Global Real Estate Fund–6

LVIP Clarion Global Real Estate Fund
Statement of Net Assets (continued)
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2018, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Security
Investment	Date of Acquisition	Cost	Value
BGP Holdings	8/6/2009	$—	$—
★	Includes $459 payable for securities purchased, $193,542 payable for fund shares redeemed, $92,705 other accrued expenses payable and $317,062 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
CVA–Dutch Certificate
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Clarion Global Real Estate Fund–7

LVIP Clarion Global Real Estate Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 15,548,399
Interest	9,660
Foreign Taxes Withheld	(876,685)
14,681,374
EXPENSES:
Management fees	3,302,845
Distribution fees-Service Class	271,205
Shareholder servicing fees	140,528
Accounting and administration expenses	118,211
Custodian fees	100,927
Professional fees	40,877
Reports and statements to shareholders	40,076
Trustees’ fees and expenses	15,185
Pricing fees	11,137
Consulting fees	1,997
Other	56,169
4,099,157
Less:
Management fees waived	(63,602)
Total operating expenses	4,035,555
NET INVESTMENT INCOME	10,645,819
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	3,034,406
Foreign currencies	(44,818)
Foreign currency exchange contracts	(164,311)
Net realized gain	2,825,277
Net change in unrealized appreciation (depreciation) of:
Investments	(54,968,438)
Foreign currencies	(5,687)
Foreign currency exchange contracts	1,422
Net change in unrealized appreciation (depreciation)	(54,972,703)
NET REALIZED AND UNREALIZED LOSS	(52,147,426)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,501,607)
See accompanying notes, which are an integral part of the financial statements.
LVIP Clarion Global Real Estate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,645,819	$ 9,458,744
Net realized gain	2,825,277	27,879,132
Net change in unrealized appreciation (depreciation)	(54,972,703)	3,749,901
Net increase (decrease) in net assets resulting from operations	(41,501,607)	41,087,777
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(15,851,525)	(12,358,619)
Service Class	(3,794,714)	(4,605,586)
	(19,646,239)	(16,964,205)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	197,226,904	31,989,893
Service Class	9,769,025	12,823,301
Reinvestment of dividends and distributions:
Standard Class	15,851,525	12,358,619
Service Class	3,794,714	4,605,586
	226,642,168	61,777,399
Cost of shares redeemed:
Standard Class	(79,029,285)	(53,375,014)
Service Class	(18,702,322)	(18,543,365)
	(97,731,607)	(71,918,379)
Increase (decrease) in net assets derived from capital share transactions	128,910,561	(10,140,980)
NET INCREASE IN NET ASSETS	67,762,715	13,982,592
NET ASSETS:
Beginning of year	412,653,336	398,670,744
End of year	$480,416,051	$412,653,336
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (12,358,619)
Service Class		(4,605,586)
See accompanying notes, which are an integral part of the financial statements.
LVIP Clarion Global Real Estate Fund–8

LVIP Clarion Global Real Estate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Clarion Global Real Estate Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.587	$ 9.024	$ 9.306	$ 9.732	$ 8.778
Income (loss) from investment operations:
Net investment income[1]	0.207	0.229	0.203	0.157	0.212
Net realized and unrealized gain (loss)	(0.986)	0.746	(0.089)	(0.288)	1.000
Total from investment operations	(0.779)	0.975	0.114	(0.131)	1.212
Less dividends and distributions from:
Net investment income	(0.352)	(0.412)	(0.396)	(0.295)	(0.258)
Total dividends and distributions	(0.352)	(0.412)	(0.396)	(0.295)	(0.258)
Net asset value, end of period	$ 8.456	$ 9.587	$ 9.024	$ 9.306	$ 9.732
Total return[2]	(8.34%)	10.87%	1.18%	(1.22%)	13.89%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$382,835	$296,649	$288,333	$297,101	$459,143
Ratio of expenses to average net assets	0.78%	0.78%	0.75%	0.74%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.78%	0.75%	0.74%	0.81%
Ratio of net investment income to average net assets	2.25%	2.44%	2.14%	1.61%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.24%	2.44%	2.14%	1.61%	2.17%
Portfolio turnover	116%	89%	45%	51%	33%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Clarion Global Real Estate Fund–9

LVIP Clarion Global Real Estate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Clarion Global Real Estate Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.489	$ 8.937	$ 9.219	$ 9.643	$ 8.681
Income (loss) from investment operations:
Net investment income[1]	0.182	0.203	0.177	0.130	0.186
Net realized and unrealized gain (loss)	(0.976)	0.738	(0.086)	(0.283)	0.989
Total from investment operations	(0.794)	0.941	0.091	(0.153)	1.175
Less dividends and distributions from:
Net investment income	(0.328)	(0.389)	(0.373)	(0.271)	(0.213)
Total dividends and distributions	(0.328)	(0.389)	(0.373)	(0.271)	(0.213)
Net asset value, end of period	$ 8.367	$ 9.489	$ 8.937	$ 9.219	$ 9.643
Total return[2]	(8.57%)	10.58%	0.94%	(1.47%)	13.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 97,581	$116,005	$110,338	$117,960	$118,790
Ratio of expenses to average net assets	1.03%	1.03%	1.00%	0.99%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.03%	1.00%	0.99%	1.06%
Ratio of net investment income to average net assets	2.00%	2.19%	1.89%	1.36%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.99%	2.19%	1.89%	1.36%	1.92%
Portfolio turnover	116%	89%	45%	51%	33%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Clarion Global Real Estate Fund–10

LVIP Clarion Global Real Estate Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Clarion Global Real Estate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Clarion Global Real Estate Fund–11

LVIP Clarion Global Real Estate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $134,918 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.73% of the first $250 million of the Fund’s average daily net assets; and 0.63% of the Fund’s average daily net assets in excess of $250 million.   Effective April 1, 2018, LIAC has contractually agreed to waive portion of its advisory fee as follows: 0.00% of the first $200 million of the Fund’s average daily net assets; 0.05% of the next $50 million; 0.025% of the next $250 million; 0.00% of the next $250 million; 0.05% of the next $250 million; and 0.00% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
CBRE Clarion Securities LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$27,092
Legal	5,397
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $29,372 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP Clarion Global Real Estate Fund–12

LVIP Clarion Global Real Estate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$282,382
Distribution fees payable to LFD	21,468
Printing and mailing fees payable to Lincoln Life	857
Shareholder servicing fees payable to Lincoln Life	12,355
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$673,484,220
Sales	550,590,745
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments	$471,660,540
Aggregate unrealized appreciation of investments	$ 28,748,156
Aggregate unrealized depreciation of investments	(22,846,364)
Net unrealized appreciation of investments	$ 5,901,792
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP Clarion Global Real Estate Fund–13

LVIP Clarion Global Real Estate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ —	$ 20,390,106	$—	$ 20,390,106
Belgium	5,017,037	—	—	5,017,037
Canada	8,812,423	—	—	8,812,423
Germany	—	27,945,327	—	27,945,327
Hong Kong	—	44,545,197	—	44,545,197
Ireland	1,644,509	1,598,248	—	3,242,757
Japan	—	56,311,866	—	56,311,866
Norway	—	2,122,543	—	2,122,543
Singapore	—	11,384,083	—	11,384,083
Spain	—	7,246,826	—	7,246,826
Sweden	—	17,144,507	—	17,144,507
United Kingdom	1,968,201	17,522,600	—	19,490,801
United States	253,253,468	—	—	253,253,468
Money Market Fund	655,391	—	—	655,391
Total Investments	$271,351,029	$206,211,303	$—	$477,562,332
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, tax treatment of passive foreign investment companies (“PFIC”) and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$19,646,239	$16,964,205
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 2,660,892
Capital loss carryforward	(8,531,696)
Other temporary differences	5
Net unrealized appreciation	5,904,802
Distributable earnings/(accumulated loss)	$ 34,003
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications primarily related to tax expiration of capital loss carryforwards:
Distributable Earnings/(Accumulated Loss)	Paid-in Capital
$(91,852)	$91,852
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP Clarion Global Real Estate Fund–14

LVIP Clarion Global Real Estate Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$8,531,696	$8,531,696
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	21,151,042	3,410,383
Service Class	1,074,956	1,384,725
Shares reinvested:
Standard Class	1,749,388	1,298,054
Service Class	423,063	488,758
	24,398,449	6,581,920
Shares redeemed:
Standard Class	(8,568,808)	(5,719,526)
Service Class	(2,059,897)	(1,995,660)
	(10,628,705)	(7,715,186)
Net increase (decrease)	13,769,744	(1,133,266)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(164,311)	$1,422
LVIP Clarion Global Real Estate Fund–15

LVIP Clarion Global Real Estate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$488,606	$436,234
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Clarion Global Real Estate Fund–16

LVIP Clarion Global Real Estate Fund
Notes to Financial Statements (continued)
12. Subsequent Events
On December 4, 2018, the Fund's Board approved a proposal to change the Fund's name and sub-adviser. Effective February 11, 2019, the Fund's name changed to LVIP BlackRock Global Real Estate Fund and BlackRock Investment Management, LLC replaced CBRE Clarion Securities LLC as sub-adviser to the Fund. Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.
LVIP Clarion Global Real Estate Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Clarion Global Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Clarion Global Real Estate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Clarion Global Real Estate Fund–18

LVIP Clarion Global Real Estate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Clarion Global Real Estate Fund–19

LVIP Clarion Global Real Estate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and CBRE Clarion Securities LLC (“CBRE Clarion”) on behalf of the LVIP Clarion Global Real Estate Fund, the Board considered the nature, extent and quality of services provided by CBRE Clarion under the subadvisory agreement. The Board reviewed the services provided by CBRE Clarion, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of CBRE Clarion. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group and above the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three, five and ten year periods. The Board considered that the sub-adviser enhanced its investment process in May 2017 and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by CBRE Clarion were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, compared to the management fees of similar real estate funds for which CBRE serves as sub-adviser. The Board considered that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding CBRE Clarion’s estimated profitability. The Board noted that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party, and that LIAC compensates CBRE Clarion from its fees. The Board reviewed materials provided by CBRE Clarion as to any additional benefits it receives and noted that CBRE Clarion receives soft dollar benefits and may benefit indirectly due to publicity given the Fund’s profile.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Clarion Global Real Estate Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Clarion Global Real Estate Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Clarion Global Real Estate Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Clarion Global Real Estate Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Clarion Global Real Estate Fund–24

LVIP ClearBridge Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP ClearBridge Large Cap Managed Volatility Fund

LVIP ClearBridge Large Cap Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge Large Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (5.54%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund invests predominantly in underlying funds that invest in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies. Additionally, the Fund has exposure to international equities. During calendar year 2018, exposure to value-oriented and international equities generally detracted from relative returns, while exposure to growth-oriented equities generally contributed to relative returns.
During the year of 2018, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay reduced the volatility of the Fund significantly and also mitigated the magnitude of drawdown. While positive performance impact was delivered in the 4th quarter of
2018, elevated volatility coupled with market recovery in the first half of the year resulted in a negative impact on Fund returns for the calendar year 2018.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge Large Cap Managed Volatility Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,840 for the Standard Class shares and to $10,702 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $12,974. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP ClearBridge Large Cap Managed Volatility Fund–1

LVIP ClearBridge Large Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 5.54%
Inception (5/1/15)	+ 2.22%
Service Class Shares
One Year	- 5.87%
Inception (5/1/15)	+ 1.87%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP ClearBridge Large Cap Managed Volatility Fund–2

LVIP ClearBridge Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$936.40	0.10%	$0.49
Service Class Shares	1,000.00	934.70	0.45%	2.19
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.90	0.45%	2.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP ClearBridge Large Cap Managed Volatility Fund–3

LVIP ClearBridge Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	74.93%
Investment Companies	74.93%
Equity Funds	74.93%
Unaffiliated Investments	22.97%
Investment Companies	22.97%
Equity Funds	18.96%
Money Market Fund	4.01%
Total Investments	97.90%
Receivables and Other Assets Net of Liabilities	2.10%
Total Net Assets	100.00%
LVIP ClearBridge Large Cap Managed Volatility Fund–4

LVIP ClearBridge Large Cap Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–74.93%
INVESTMENT COMPANIES–74.93%
Equity Funds–74.93%
ClearBridge ®–-
Variable Aggressive Growth Portfolio	2,556,697	$ 59,034,129
Variable Appreciation Portfolio	1,544,476	60,049,230
Total Affiliated Investments (Cost $126,371,691)		119,083,359

UNAFFILIATED INVESTMENTS–22.97%
INVESTMENT COMPANIES–22.97%
Equity Funds–18.96%
**QS Batterymarch Insurance Series®– Global Dividend Fund	1,293,826	15,215,393
**QS Batterymarch®– U.S. Large Cap Equity Fund	970,575	14,908,038
		30,123,431
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.01%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	6,371,075	$ 6,371,075
		6,371,075
Total Unaffiliated Investments (Cost $38,013,862)		36,494,506
TOTAL INVESTMENTS–97.90% (Cost $164,385,553)	155,577,865
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.10%	3,340,864
NET ASSETS APPLICABLE TO 16,395,229 SHARES OUTSTANDING–100.00%	$158,918,729

** Institutional Class shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(8)	British Pound	$ (639,500)	$ (634,615)	3/18/19	$ —	$ (4,885)
(7)	Euro	(1,008,219)	(1,003,649)	3/18/19	—	(4,570)
(7)	Japanese Yen	(802,462)	(783,049)	3/18/19	—	(19,413)
					—	(28,868)
Equity Contracts:
(24)	E-mini Russell 2000 Index	(1,618,800)	(1,617,343)	3/15/19	—	(1,457)
(552)	E-mini S&P 500 Index	(69,143,520)	(68,807,565)	3/15/19	—	(335,955)
(61)	E-mini S&P MidCap 400 Index	(10,139,420)	(10,252,565)	3/15/19	113,145	—
(33)	Euro STOXX 50 Index	(1,124,462)	(1,139,187)	3/15/19	14,725	—
(8)	FTSE 100 Index	(679,004)	(682,176)	3/15/19	3,172	—
(4)	Nikkei 225 Index (OSE)	(729,894)	(748,925)	3/7/19	19,031	—
					150,073	(337,412)
Total Futures Contracts					$150,073	$(366,280)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
LVIP ClearBridge Large Cap Managed Volatility Fund–5

LVIP ClearBridge Large Cap Managed Volatility Fund
Schedule of Investments (continued)
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Large Cap Managed Volatility Fund–6

LVIP ClearBridge Large Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investments, at value	$119,083,359
Unaffiliated investments, at value	36,494,506
Cash collateral held at broker for futures contracts	4,090,392
Receivable for fund shares sold	152,318
Dividends and interest receivable	12,612
Prepaid expenses	992
TOTAL ASSETS	159,834,179
LIABILITIES:
Variation margin due to broker on futures contracts	646,432
Payable for securities purchased	108,104
Payable for fund shares redeemed	86,164
Due to manager and affiliates	53,720
Other accrued expenses payable	21,030
TOTAL LIABILITIES	915,450
TOTAL NET ASSETS	$158,918,729
Affiliated investments, at cost	$126,371,691
Unaffiliated investments, at cost	38,013,862
Standard Class:
Net Assets	$ 1,207,735
Shares Outstanding	124,538
Net Asset Value Per Share	$ 9.698
Service Class:
Net Assets	$157,710,994
Shares Outstanding	16,270,691
Net Asset Value Per Share	$ 9.693
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$160,954,506
Distributable earnings/(accumulated loss)	(2,035,777)
TOTAL NET ASSETS	$158,918,729
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Large Cap Managed Volatility Fund–7

LVIP ClearBridge Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investments	$ 1,221,917
Dividends from unaffiliated investments	707,233
Interest	1,649
1,930,799
EXPENSES:
Management fees	1,045,602
Distribution fees-Service Class	525,885
Shareholder servicing fees	43,945
Accounting and administration expenses	40,432
Professional fees	29,806
Reports and statements to shareholders	17,124
Trustees’ fees and expenses	4,897
Consulting fees	3,775
Custodian fees	1,448
Pricing fees	214
Other	961
1,714,089
Less:
Management fees waived	(1,000,141)
Expenses reimbursed	(36,527)
Total operating expenses	677,421
NET INVESTMENT INCOME	1,253,378
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(431,033)
Sale of unaffiliated investments	(41,628)
Distributions from affiliated investments	6,760,726
Distributions from unaffiliated investments	2,373,843
Foreign currencies	(19,445)
Futures contracts	(473,182)
Net realized gain	8,169,281
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(14,643,744)
Unaffiliated investments	(4,899,978)
Foreign currencies	1,126
Futures contracts	(294,976)
Net change in unrealized appreciation (depreciation)	(19,837,572)
NET REALIZED AND UNREALIZED LOSS	(11,668,291)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,414,913)
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,253,378	$ 805,032
Net realized gain	8,169,281	5,896,455
Net change in unrealized appreciation (depreciation)	(19,837,572)	11,433,675
Net increase (decrease) in net assets resulting from operations	(10,414,913)	18,135,162
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(42,544)	(45,467)
Service Class	(4,790,804)	(4,271,777)
	(4,833,348)	(4,317,244)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	201,210	249,282
Service Class	51,253,678	37,646,488
Reinvestment of dividends and distributions:
Standard Class	42,544	45,467
Service Class	4,790,804	4,271,777
	56,288,236	42,213,014
Cost of shares redeemed:
Standard Class	(191,086)	(102,954)
Service Class	(15,022,855)	(14,703,017)
	(15,213,941)	(14,805,971)
Increase in net assets derived from capital share transactions	41,074,295	27,407,043
NET INCREASE IN NET ASSETS	25,826,034	41,224,961
NET ASSETS:
Beginning of year	133,092,695	91,867,734
End of year	$158,918,729	$133,092,695
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (12,413)
Service Class		(861,570)
Net realized gain:
Standard Class		(33,054)
Service Class		(3,410,207)
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Large Cap Managed Volatility Fund–8

LVIP ClearBridge Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
			Year Ended	5/1/15 to
	12/31/18	12/31/17	12/31/16 [1]	12/31/15 [2]
Net asset value, beginning of period	$ 10.613	$ 9.325	$ 9.290	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.126	0.108	0.107	0.142
Net realized and unrealized gain (loss)	(0.688)	1.573	0.240	(0.774)
Total from investment operations	(0.562)	1.681	0.347	(0.632)
Less dividends and distributions from:
Net investment income	(0.110)	(0.107)	(0.105)	(0.078)
Net realized gain	(0.243)	(0.286)	(0.207)	—
Total dividends and distributions	(0.353)	(0.393)	(0.312)	(0.078)
Net asset value, end of period	$ 9.698	$ 10.613	$ 9.325	$ 9.290
Total return[4]	(5.54%)	18.04%	3.78%	(6.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,208	$ 1,269	$ 936	$ 396
Ratio of expenses to average net assets[5]	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.78%	0.79%	0.81%	0.98%
Ratio of net investment income to average net assets	1.17%	1.06%	1.16%	2.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.49%	0.37%	0.45%	1.36%
Portfolio turnover	8%	7%	9%	3%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Large Cap Managed Volatility Fund–9

LVIP ClearBridge Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
		Year Ended		5/1/15 to
	12/31/18	12/31/17	12/31/16 [1]	12/31/15 [2]
Net asset value, beginning of period	$ 10.610	$ 9.325	$ 9.291	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.088	0.072	0.075	0.120
Net realized and unrealized gain (loss)	(0.685)	1.570	0.238	(0.774)
Total from investment operations	(0.597)	1.642	0.313	(0.654)
Less dividends and distributions from:
Net investment income	(0.077)	(0.071)	(0.072)	(0.055)
Net realized gain	(0.243)	(0.286)	(0.207)	—
Total dividends and distributions	(0.320)	(0.357)	(0.279)	(0.055)
Net asset value, end of period	$ 9.693	$ 10.610	$ 9.325	$ 9.291
Total return[4]	(5.87%)	17.63%	3.42%	(6.54%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$157,711	$131,824	$90,932	$ 56,589
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.13%	1.14%	1.16%	1.33%
Ratio of net investment income to average net assets	0.82%	0.71%	0.81%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.14%	0.02%	0.10%	1.01%
Portfolio turnover	8%	7%	9%	3%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Large Cap Managed Volatility Fund–10

LVIP ClearBridge Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers, primarily ClearBridge Funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2016-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP ClearBridge Large Cap Managed Volatility Fund–11

LVIP ClearBridge Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.69% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.66% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the Fund’s average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$8,461
Legal	1,704
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,418 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 2,894
Distribution fees payable to LFD	47,537
Printing and mailing fees payable to Lincoln Life	(680)
Shareholder servicing fees payable to Lincoln Life	3,969
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP ClearBridge Large Cap Managed Volatility Fund–12

LVIP ClearBridge Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-74.93%
Equity Funds-74.93%
ClearBridge - Variable Aggressive Growth Portfolio	$ 50,939,595	$22,621,178	$4,307,317	$(329,836)	$ (9,889,491)	$ 59,034,129	2,556,697	$ 409,714	$4,082,452
ClearBridge - Variable Appreciation Portfolio	50,298,837	19,714,167	5,108,324	(101,197)	(4,754,253)	60,049,230	1,544,476	812,203	2,678,274
Total	$101,238,432	$42,335,345	$9,415,641	$(431,033)	$(14,643,744)	$119,083,359		$1,221,917	$6,760,726
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$54,111,617
Sales	11,342,142
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$165,984,414
Aggregate unrealized appreciation of investments and derivatives	$ 2,212,370
Aggregate unrealized depreciation of investments and derivatives	(12,599,888)
Net unrealized depreciation of investments and derivatives	$ (10,387,518)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP ClearBridge Large Cap Managed Volatility Fund–13

LVIP ClearBridge Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$119,083,359	$—	$—	$119,083,359
Unaffiliated Investment Companies	36,494,506	—	—	36,494,506
Total Investments	$155,577,865	$—	$—	$155,577,865
Derivatives:
Assets:
Futures Contracts	$ 150,073	$—	$—	$ 150,073
Liabilities:
Futures Contracts	$ (366,280)	$—	$—	$ (366,280)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$1,259,994	$1,424,434
Long-term capital gains	3,573,354	2,892,810
Total	$4,833,348	$4,317,244
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 170,519
Undistributed long-term capital gains	8,180,097
Net unrealized depreciation	(10,386,393)
Distributable earnings/(accumulated loss)	$ (2,035,777)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	18,924	25,019
Service Class	4,786,854	3,721,058
Shares reinvested:
Standard Class	4,040	4,281
Service Class	452,242	402,574
	5,262,060	4,152,932
Shares redeemed:
Standard Class	(17,976)	(10,067)
Service Class	(1,393,208)	(1,450,261)
	(1,411,184)	(1,460,328)
Net increase	3,850,876	2,692,604
LVIP ClearBridge Large Cap Managed Volatility Fund–14

LVIP ClearBridge Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$150,073	Variation margin due to broker on futures contracts	$(337,412)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(28,868)
Total		$150,073		$(366,280)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(738,970)	$(256,063)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	265,788	(38,913)
Total		$(473,182)	$(294,976)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$3,314,306	$22,548,186
LVIP ClearBridge Large Cap Managed Volatility Fund–15

LVIP ClearBridge Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
On December 4, 2018, the Board of Trustees of the Fund approved a proposal to merge the Fund with and into the LVIP Blended Core Equity Managed Volatility Fund (the “Acquiring Fund”). The merger is not expected to be a taxable event for contract holders. More information about the Acquiring Fund and the definitive terms of the proposed merger will be included in proxy materials.
The merger is subject to certain conditions, including approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Fund, in the first quarter of 2019, and that a meeting of shareholders to consider the merger will be held in the second quarter of 2019.
Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP ClearBridge Large Cap Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP ClearBridge Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP ClearBridge Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP ClearBridge Large Cap Managed Volatility Fund–17

LVIP ClearBridge Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP ClearBridge Large Cap Managed Volatility Fund–18

LVIP ClearBridge Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP ClearBridge Large Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and a benchmark index. The Board noted that the higher quality bias in each of the underlying funds in the Fund’s Equity Sleeve contributed to the majority of the Fund’s underperformance. The Board considered LIAC’s view that the Clearbridge Variable Appreciation strategy has a very long-term investment horizon and is expected to experience short-term periods of underperformance followed by periods of outperformance, leading to positive alpha over a full market cycle, and also considered that LIAC continues to believe that the Fund has the potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP ClearBridge Large Cap Managed Volatility Fund–19

LVIP ClearBridge Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP ClearBridge Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP ClearBridge Large Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP ClearBridge Large Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP ClearBridge Large Cap Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP ClearBridge Large Cap Managed Volatility Fund–24

LVIP Delaware Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Bond Fund

LVIP Delaware Bond Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (0.83%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.
The Fund performance was below that of the average Morningstar Insurance Fund (Intermediate Term Bond)2 by 25 basis points. The Fund performance was above the average Lipper Corporate Debt Fund (BBB rated)3 by 93 basis points in this period. Fund returns were influenced by the rise in yields and the investment team’s attempts to hedge this move. Investments in high quality Asset Back Securities and Cash exposure helped performance in this environment. Collateralized Loan Obligations investments also helped and were boosted by four U.S. Federal Reserve rate hikes. Investments in an Agency collateralized mortgage obligation (CMO) barbell (which included interest only (IO) securities) detracted from performance. Finance company and high yield bonds also detracted from performance as yield premiums had significant increase in the fourth quarter.
All capital markets encountered a volatile 2018 as central banks continued a campaign to normalize monetary policy. The U.S. Federal Reserve raised the Fed Funds rate four times to a level of 2.25-2.50%. They have also let the balance sheet decline by $300B. The European Central Bank reduced their bond buying program. By 2019, they will have eliminated bond purchases and will only re-invest to maintain the size of their investment balance sheet. Volatility events hit in earnest in Q2, with monetary policy divergences between central bank leading to a stronger USD environment. A surge in Libor rates, and a flattening yield curve, unnerved capital market participants and pushed credit yield premiums wider. Tech stock leadership was also threatened as investors and congress hit major companies with issues such as anti-trust activity, client information abuse, and political bias.
In the fourth quarter, markets entered a new phase of heightened volatility and price decline, which culminated in a US equity market move into near bear market territory and a collapse in energy prices. Markets were anticipating the fifth move in the Federal Funds Rate to a 2.25 – 2.50% range. The swift pace of monetary tightening has been combined with a reduction in the Federal Reserve Balance Sheet of approximately $300B. As short maturity interest rates further increased, the U.S. yield curve moved toward an even flatter profile. Attractive money market rates competed against high valuations in the bond and equity markets and produced sharp corrections. The balance sheet effect worked against capital markets as participants are being asked to absorb more US Treasury Note and Mortgaged Back Securities supply. Investors have also been spooked by the ongoing China /U.S. Trade wars, Brexit, Italy Budget negotiations, and an overall slowing of global economic activity. The year was capped off with a partial shutdown of the U.S. Federal Government and a criticism of the Federal Reserve from U.S. President Trump.
U.S. Treasury yields rose for most of 2018 as the Federal Reserve attempted to influence short rates, and better employment and U.S. economic news move longer maturity rates higher. The late year downturn in global economic activity and inflation, and the volatility in equity markets, produced a sharp rate rally. Two-year Treasury Note yields climbed by 60 basis points and ten-year Treasury Note yields increased by 28 basis points. The team increased U.S. Treasury investments through the year as corporate sector holdings declined. The team attempted to hedge against the rate rise and the flattening curve throughout most of the year with the help of Interest Rate Futures. Portfolio interest rate sensitivity was kept below the Aggregate Index for most of the year. As Treasury rates approached the 3.25% level, the team began to increase portfolio rate sensitivity to hedge credit sector volatility. Interest Rate Future actions added 69 basis points of performance relative to index levels (before expenses). U.S. Treasury Note holdings increased from 7.8% to a 13.5% level at year-end.
Investment grade (IG) corporate exposure detracted from overall performance in 2018. Yield premiums increased throughout the year. IG corporate investments were responsible for a 24-basis point deficit to index relative returns. Finance and bank paper was the main contributor to this performance as heavy supply and pressure on bank stocks was influenced by the increase in rates and the flattening yield curve. IG bank exposure was 7.6% at year-end. A full 40% of this exposure is in subordinate paper to add yield to the portfolio. Despite the weak equity and bond bank performance, the team is confident that fundamentals are solid in this sector, especially for U.S. banks.
The team reduced IG corporate exposure through July as yield premiums widened but remained lower than long term averages. Reductions occurred in finance, industrials, and utilities. Exposure went from 36.8% in December of 2017, to a low of 29.2% at the end of July. The contribution-to-duration from IG corporate exposure started the year at 155% and was moved to slightly below 100% of the index. Investment grade yield premiums increased significantly in the 4th quarter. Yield premiums increased from an average of 106 basis points of premium to 153 basis points of premium. The team took advantage of the weaker market environment by increasing IG corporate exposure to 33% exposure at year-end. The contribution-to-duration basis increased from back to 120% of index levels. The increase in exposure took place mainly in the finance and industrial sectors. US Bancorp, JP Morgan and the ING Group were among the additions. The largest industrial additions came in the Cable space with the addition of a Comcast new issue. The quarter included price pressure on the auto manufacturers, as car sales have been challenged on a global basis. The team purchased approximately 20 basis points of Short maturity Ford and GM paper. New issue volume was approximately $1.2B in 2018, which is a decline of 10% from 2017 levels. Strategists are looking for a small decline in 2019.
The returns in both Agency fixed rate MBS and CMO structures were quite negative this year and were the largest negative factor in portfolio performance. Total mortgaged-backed exposure of 29.6% at year-end had a return of -1.1% and took 68 basis points from index relative returns (before expenses). The team reduced overall MBS exposure by 5.1%. A significant sale of the CMO barbell trade occurred in the fourth quarter. The team had engaged in investments into a barbell of long sequential CMOs and Inverse IOs as long maturity exposure, which was offset by investments in straight IO which

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund
2018 Annual Report Commentary (unaudited) (continued)
represented short maturity exposure. This barbell was a higher yield proxy for straight current coupon mortgage-backed agency pass-through investments. This structure worked well in 2017 and early 2018. Performance started to deteriorate as yield premiums expanded on all MBS investments. As the market encountered more volatility in the third and fourth quarter of 2018, this barbell succumbed to price declines and/or yield premium events.
The team reduced the CMO barbell trade by 5.7% in the fourth quarter (from 10% to 4.3%). Long maturity CMOs were reduced by 3.0%. Inverse IO’s were reduced by 1.1%. Straight IOs were reduced by 1.6%. Total IO positioning is now at 2.9% of your portfolio. The sales by this portfolio competed with other selling by MBS investors. Straight IO exposure caused a 36-basis point deficit from index relative returns (before expenses). Absolute sub-portfolio returns in this sector were -4.3% (before expenses). Inverse IO returns of -12.4% produced a deficit of 27 basis points to index relative returns (before expenses). The sale of long maturity CMOs was more benign to the portfolio. The team moved exposure into TBA mortgage pass-throughs and non-agency CMO investments. The premium bias of the mortgage pass-through portfolio also detracted from index performance. Pass-through performance of 0.76% caused an 8-basis point deficit during the year.
High yield corporate bond investments were 2.5% of the Fund at year-end. Returns in this sector of -3.6% (before expenses) under-performed the BofAML High Yield BB-B Rated index4 (-2.1%). Corporate bond investments from Energy Transfer Partners, Emera, and a small sub-portfolio of ‘BB’ rated finance and bank paper contributed to an index relative performance deficit of 12 basis points in 2018. Capital notes and contingent preferred investments had price declines during a volatile fourth quarter which saw a sharp downturn in bank stocks. The callable feature in some of the CoCo bonds are now being tested as the issuance of replacement paper would be too expensive, and the call is viewed as un-economical for the bank entities. The team is watching this condition and has sold an HSBC bond with weaker back-end call protection to mitigate risk.
Commercial Mortgage Backed Securities, Asset Backed Security investments, and cash had positive contributions to index relative returns. CMBS exposure of 8.0% at year-end was virtually unchanged during the year. Despite weakness in the retail sector, yield premiums were somewhat stable in the CMBS sector relative to corporate sectors. The combination of seasoned investments, and new issues of conservative loans and underwriting, produced returns of 0.9% (before expenses). The over-weight to this sector added 7 basis points to index relative return (before expenses). The team added 2.31% of ABS exposure during the year to increase conservative positioning in the face of tightening monetary conditions. Year-end exposure of 5.0% includes ‘AAA’ rated issues of credit card and auto loan securitizations. Returns of 1.9% were among the best in fixed income sectors and added 6 basis points to index returns (before expenses). Cash exposure helped greatly during a year of rising rates. Cash exposure ranged between 1 – 3% during the year and produced returns of 1.9% (before expenses). This exposure added 14 basis points to index returns (before expenses).
Collateralized Loan Obligation investments were 5% at quarter-end. The CLO market has benefitted from the demand for an investment that has a coupon that floats quarterly with three-month LIBOR. These investments had a return of 2.25% (before expenses). Four Federal Funds hikes have benefitted this sector in 2018. The Fund’s CLO sector investments are predominantly AAA rated. Their contribution to returns this year were a positive 12 basis points of return over the index (before expenses).
The Fund has an income advantage over the index due to its exposure to the corporate and structured product sectors. At year-end, this income advantage averaged about 64 basis points (before expenses). After the significant expansion of yield premiums in the fourth quarter, the team will be looking for opportunities in the corporate credit markets. ABS, CLOs and UST will be sold to fund these purchases.
The Fund utilized interest rate futures in this year. Interest rate futures were used to manage the overall duration of the Fund. Interest rate swaps were used to manage duration and curve exposure.
Portfolio Managers:
Delaware Investments Fund Advisers:	Paul Grillo
Adam H. Brown
John P. McCarthy
Roger A. Early
J. David Hillmeyer
Michael G. Wildstein
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,357. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,075. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund
2018 Annual Report Commentary (unaudited) (continued)
an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 0.83%
Five Years	+ 2.49%
Ten Years	+ 5.04%
Service Class Shares
One Year	- 1.18%
Five Years	+ 2.14%
Ten Years	+ 4.68%
1. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.
2. Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations. This category only includes insurance and pension funds.
3. Funds invest primarily in corporate and government debt issues rated BBB or better.
4. The BofAML High Yield BB-B rated index is a high yield benchmark, which only includes BB and B rated high yield corporate bonds.
Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (“DMHI”) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959(Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
(c) 2018 Delaware Management Holdings, Inc.
LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,006.60	0.38%	$1.92
Service Class Shares	1,000.00	1,004.80	0.73%	3.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.94
Service Class Shares	1,000.00	1,021.50	0.73%	3.72

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	5.10%
Agency Commercial Mortgage-Backed Securities	1.45%
Agency Mortgage-Backed Securities	22.50%
Corporate Bonds	34.25%
Aerospace & Defense	0.56%
Agriculture	0.29%
Airlines	0.11%
Auto Manufacturers	0.78%
Banks	8.40%
Beverages	0.26%
Building Materials	0.07%
Chemicals	1.22%
Commercial Services	0.06%
Computers	0.14%
Diversified Financial Services	1.67%
Electric	4.40%
Electronics	0.27%
Food	0.72%
Forest Products & Paper	0.41%
Gas	0.08%
Health Care Products	0.28%
Health Care Services	0.39%
Holding Companies-Diversified	0.05%
Insurance	1.38%
Internet	0.19%
Investment Company Security	0.04%
Iron & Steel	0.06%
Leisure Time	0.15%
Lodging	0.05%
Machinery Diversified	0.29%
Media	1.71%
Mining	0.80%
Miscellaneous Manufacturing	0.21%
Oil & Gas	0.89%
Packaging & Containers	0.33%
Pharmaceuticals	1.50%
Pipelines	1.85%
Real Estate Investment Trusts	0.88%
Retail	0.38%
Savings & Loans	0.15%
Semiconductors	0.67%
Software	0.16%
Telecommunications	1.47%
Transportation	0.45%
Trucking & Leasing	0.48%
Security Type/Sector	Percentage of Net Assets
Loan Agreements	1.37%
Municipal Bonds	0.47%
Non-Agency Asset-Backed Securities	10.63%
Non-Agency Collateralized Mortgage Obligations	1.66%
Non-Agency Commercial Mortgage-Backed Securities	6.59%
Sovereign Bond	0.03%
Supranational Bank	0.06%
U.S. Treasury Obligations	14.62%
Preferred Stock	0.01%
Short-Term Investments	3.33%
Total Investments	102.07%
Liabilities Net of Receivables and Other Assets	(2.07%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	42.79%
AAA	16.86%
AA	3.65%
A	11.52%
BBB	19.56%
BB	1.98%
B	0.08%
Non-Rated	1.11%
Short-Term Investments	2.45%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund
Schedule of Investments
December 31, 2018
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–5.10%
•Fannie Mae Connecticut Avenue Securities
Series 2016-C04 1M1 3.96% (LIBOR01M + 1.45%) 1/25/29	1,720,244	$ 1,726,606
Series 2017-C01 1M1 3.81% (LIBOR01M + 1.30%) 7/25/29	1,927,846	1,933,661
Series 2017-C04 2M2 5.36% (LIBOR01M + 2.85%) 11/25/29	2,850,000	2,915,679
Series 2018-C01 1M2 4.76% (LIBOR01M + 2.25%) 7/25/30	4,320,000	4,218,378
Series 2018-C02 2M2 4.71% (LIBOR01M + 2.20%) 8/25/30	3,500,000	3,405,310
Series 2018-C03 1M2 4.66% (LIBOR01M + 2.15%) 10/25/30	4,034,000	3,941,734
Series 2018-C05 1M2 4.86% (LIBOR01M + 2.35%) 1/25/31	3,305,000	3,221,347
Series 2018-R07 1M2 4.91% (LIBOR01M + 2.40%) 4/25/31	4,730,000	4,623,055
Fannie Mae Interest Strip
*•Series 413 167 4.50% 7/25/42	66,574	14,071
*Series 417 C24 3.50% 12/25/42	6,204	979
*Series 419 C3 3.00% 11/25/43	3,059,254	527,064
Fannie Mae REMICs
Series 2004-W11 1A2 6.50% 5/25/44	101,505	113,256
*•Series 2008-15 SB 4.09% (6.60% minus LIBOR01M) 8/25/36	672,383	111,202
*Series 2012-102 IB 3.50% 9/25/27	1,988,034	207,755
*Series 2012-105 AI 3.50% 10/25/39	3,217,056	280,572
*Series 2012-115 MI 3.50% 3/25/42	1,446,656	163,028
*Series 2012-118 AI 3.50% 11/25/37	6,043,271	522,622
*Series 2012-120 WI 3.00% 11/25/27	6,382,026	576,704
*Series 2012-125 MI 3.50% 11/25/42	76,338	14,828
*Series 2012-128 IC 3.00% 11/25/32	11,506,448	1,461,578
*Series 2012-128 IY 3.00% 11/25/32	10,890,855	1,440,589
*Series 2012-132 AI 3.00% 12/25/27	7,800,004	647,557
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2012-137 AI 3.00% 12/25/27	26,569,026	$ 2,184,489
*Series 2012-137 WI 3.50% 12/25/32	4,425,388	665,611
*Series 2012-138 DI 3.00% 12/25/27	4,857,777	368,546
*•Series 2012-139 NS 4.19% (6.70% minus LIBOR01M) 12/25/42	14,296,934	3,012,241
*Series 2012-144 PI 3.50% 6/25/42	2,164,685	277,010
*Series 2012-146 IO 3.50% 1/25/43	10,221,446	1,999,860
*Series 2012-148 IK 3.00% 1/25/33	6,021,420	793,274
*Series 2012-44 IK 3.50% 12/25/31	1,069,835	110,589
*•Series 2012-51 SA 3.99% (6.50% minus LIBOR01M) 5/25/42	4,093,793	800,365
*Series 2012-99 AI 3.50% 5/25/39	3,484,287	271,768
*•Series 2013-10 SJ 3.64% (6.15% minus LIBOR01M) 2/25/43	9,011,983	1,542,472
*•Series 2013-103 SK 3.41% (5.92% minus LIBOR01M) 10/25/43	10,537,619	1,922,183
*Series 2013-20 IH 3.00% 3/25/33	220,532	28,585
*Series 2013-23 IL 3.00% 3/25/33	604,201	75,401
*Series 2013-26 ID 3.00% 4/25/33	4,323,562	560,413
Series 2013-28 YB 3.00% 4/25/43	142,000	134,704
*Series 2013-31 MI 3.00% 4/25/33	1,289,625	167,577
*Series 2013-35 IB 3.00% 4/25/33	6,626,726	842,786
*Series 2013-38 AI 3.00% 4/25/33	3,969,971	507,407
*Series 2013-41 HI 3.00% 2/25/33	7,962,409	811,680
*Series 2013-44 DI 3.00% 5/25/33	12,967,613	1,603,645
Series 2013-44 Z 3.00% 5/25/43	1,436,295	1,370,180
*Series 2013-45 PI 3.00% 5/25/33	3,161,340	410,649
*Series 2013-67 AI 3.00% 7/25/28	8,839,790	727,234
*Series 2013-69 IJ 3.00% 7/25/33	3,610,166	464,666
LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2013-7 EI 3.00% 10/25/40	4,138,549	$ 451,847
*Series 2014-21 ID 3.50% 6/25/33	43,655	5,130
*Series 2014-64 IT 3.50% 6/25/41	2,169,739	190,027
*Series 2014-76 IO 3.50% 11/25/39	10,828,711	739,055
*Series 2014-77 AI 3.00% 10/25/40	85,126	7,896
*Series 2014-85 IB 3.00% 12/25/44	122,496	20,444
*Series 2015-10 KI 3.00% 7/25/40	2,365,140	216,676
*Series 2015-44 AI 3.50% 1/25/34	4,553,347	456,188
*Series 2015-45 AI 3.00% 1/25/33	1,580,334	139,194
*Series 2015-56 MI 3.50% 10/25/41	2,865,089	330,498
*Series 2015-57 LI 3.50% 8/25/35	9,745,609	1,559,557
*Series 2015-85 BI 4.50% 9/25/43	80,548	11,466
Series 2015-89 AZ 3.50% 12/25/45	1,058,091	1,058,380
*Series 2016-104 CI 3.50% 4/25/43	4,462,156	463,140
*•Series 2016-105 SA 3.49% (6.00% minus LIBOR01M) 1/25/47	8,386,819	1,428,431
*Series 2016-17 BI 4.00% 2/25/43	68,160	9,020
*Series 2016-2 HI 3.00% 12/25/41	69,792	8,612
*Series 2016-23 AI 3.50% 2/25/41	2,627,877	261,177
*Series 2016-30 CI 3.00% 5/25/36	5,061,285	636,030
*Series 2016-33 DI 3.50% 6/25/36	12,671,533	1,823,915
*•Series 2016-36 SB 3.49% (6.00% minus LIBOR01M) 3/25/43	4,077,344	495,342
*Series 2016-40 IO 3.50% 7/25/36	1,631,462	242,611
*Series 2016-50 IB 3.00% 2/25/46	804,544	112,319
*Series 2016-51 LI 3.00% 8/25/46	15,265,473	2,185,330
*Series 2016-54 PI 3.00% 2/25/44	77,704	7,713
*Series 2016-6 AI 3.50% 4/25/34	6,001,726	690,133
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2016-61 ML 3.00% 9/25/46	1,883,933	$ 1,775,211
*•Series 2016-62 SA 3.49% (6.00% minus LIBOR01M) 9/25/46	12,628,631	2,567,452
*Series 2016-64 CI 3.50% 7/25/43	5,885,448	622,879
*Series 2016-66 DI 3.00% 9/25/40	774,600	73,124
*Series 2016-71 PI 3.00% 10/25/46	3,950,547	520,696
Series 2016-72 AZ 3.00% 10/25/46	1,014,114	943,464
*•Series 2016-77 SA 3.49% (6.00% minus LIBOR01M) 10/25/46	729,766	124,647
*Series 2016-83 PI 3.50% 7/25/45	1,963,915	279,987
*Series 2016-90 CI 3.00% 2/25/45	812,369	99,521
*Series 2016-95 IO 3.00% 12/25/46	79,530	11,565
*Series 2016-99 DI 3.50% 1/25/46	3,894,631	625,437
*Series 2017-1 EI 3.50% 9/25/35	2,519,138	341,104
Series 2017-108 AZ 3.50% 1/25/58	2,713,637	2,595,149
*Series 2017-11 EI 3.00% 3/25/42	11,328,561	1,449,646
*Series 2017-12 JI 3.50% 5/25/40	3,231,763	355,718
*Series 2017-14 AI 3.00% 9/25/42	1,516,523	192,095
Series 2017-15 NZ 3.50% 3/25/47	3,516,837	3,473,961
*•Series 2017-16 SM 3.54% (6.05% minus LIBOR01M) 3/25/47	13,610,567	2,469,056
Series 2017-16 UW 3.00% 7/25/45	819,494	795,161
*Series 2017-16 WI 3.00% 1/25/45	2,973,835	315,911
*Series 2017-24 AI 3.00% 8/25/46	4,721,553	642,291
Series 2017-25 BL 3.00% 4/25/47	1,051,000	998,165
*Series 2017-4 AI 3.50% 5/25/41	6,101,552	591,135
*Series 2017-4 BI 3.50% 5/25/41	3,628,523	436,849
Series 2017-40 GZ 3.50% 5/25/47	2,329,411	2,329,434
*Series 2017-6 NI 3.50% 3/25/46	760,802	117,959

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2017-61 TB 3.00% 8/25/44	1,744,000	$ 1,656,033
Series 2017-67 BZ 3.00% 9/25/47	927,316	831,388
Series 2017-77 HZ 3.50% 10/25/47	3,118,294	3,128,447
Series 2017-94 CZ 3.50% 11/25/47	1,951,625	1,845,817
Series 2017-99 DZ 3.50% 12/25/47	5,692,712	5,510,575
Freddie Mac REMICs
•Series 3800 AF 2.96% (LIBOR01M + 0.50%) 2/15/41	216,641	217,898
*Series 4101 WI 3.50% 8/15/32	3,234,231	550,214
*Series 4120 MI 3.00% 10/15/32	1,962,347	269,259
*Series 4121 AI 3.50% 10/15/42	9,114,786	1,715,083
*Series 4122 LI 3.00% 10/15/27	109,653	9,663
*Series 4135 AI 3.50% 11/15/42	7,882,898	1,574,903
*Series 4139 IP 3.50% 4/15/42	2,134,860	269,798
*Series 4145 LI 3.00% 12/15/27	17,708,665	1,515,669
*Series 4146 AI 3.00% 12/15/27	4,351,860	350,821
*Series 4146 IA 3.50% 12/15/32	4,076,714	588,249
*Series 4161 IM 3.50% 2/15/43	2,328,234	497,750
Series 4171 Z 3.00% 2/15/43	1,876,785	1,748,275
*Series 4181 DI 2.50% 3/15/33	3,948,556	445,020
*•Series 4184 GS 3.66% (6.12% minus LIBOR01M) 3/15/43	6,375,116	1,222,211
*Series 4185 LI 3.00% 3/15/33	3,380,715	441,146
*Series 4186 IB 3.00% 3/15/33	5,384,565	684,381
*Series 4186 JI 3.00% 3/15/33	7,389,043	826,572
*Series 4188 JI 3.00% 4/15/33	7,564,838	856,539
*Series 4191 CI 3.00% 4/15/33	1,314,365	170,251
*Series 4218 AI 3.00% 6/15/33	6,277,706	810,814
*Series 4342 CI 3.00% 11/15/33	49,669	5,351
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
*Series 4366 DI 3.50% 5/15/33	83,861	$ 9,912
*Series 4433 DI 3.00% 8/15/32	169,987	14,503
*Series 4449 PI 4.00% 11/15/43	75,762	12,854
*Series 4453 DI 3.50% 11/15/33	2,712,082	305,107
*Series 4476 GI 3.00% 6/15/41	80,994	9,075
*Series 4479 TI 4.00% 7/15/34	1,233,545	168,440
*•Series 4494 SA 3.72% (6.18% minus LIBOR01M) 7/15/45	1,785,417	326,751
*Series 4504 IO 3.50% 5/15/42	2,793,930	291,927
*Series 4518 CI 3.50% 6/15/42	1,484,477	170,970
*Series 4520 AI 3.50% 10/15/35	1,678,682	270,746
*Series 4543 HI 3.00% 4/15/44	3,480,006	453,328
*Series 4567 LI 4.00% 8/15/45	366,323	67,849
*Series 4574 AI 3.00% 4/15/31	63,982	7,523
*Series 4610 IB 3.00% 6/15/41	17,694,617	1,699,847
*•Series 4618 SA 3.54% (6.00% minus LIBOR01M) 9/15/46	4,653,743	903,653
*Series 4623 WI 4.00% 8/15/44	81,625	12,710
Series 4629 KB 3.00% 11/15/46	1,273,000	1,200,687
*Series 4643 QI 3.50% 9/15/45	123,257	19,118
*Series 4644 GI 3.50% 5/15/40	4,694,024	531,241
*•Series 4648 SA 3.54% (6.00% minus LIBOR01M) 1/15/47	9,488,034	1,707,696
*Series 4655 TI 3.00% 8/15/36	1,772,099	138,269
*Series 4656 HI 3.50% 5/15/42	140,963	15,609
*•Series 4657 PS 3.54% (6.00% minus LIBOR01M) 2/15/47	9,786,158	1,712,583
*Series 4660 GI 3.00% 8/15/43	3,509,379	486,577
*Series 4663 AI 3.00% 3/15/42	7,412,277	905,187

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 4663 HZ 3.50% 3/15/47	1,083,268	$ 1,035,661
*Series 4664 DI 3.50% 11/15/43	2,067,241	268,535
*Series 4665 NI 3.50% 7/15/41	18,839,871	1,893,047
*Series 4667 CI 3.50% 7/15/40	364,403	33,712
*Series 4667 LI 3.50% 10/15/43	8,263,644	1,100,065
*Series 4669 QI 3.50% 6/15/41	1,318,469	139,615
*Series 4673 WI 3.50% 9/15/43	4,836,145	643,468
*Series 4674 GI 3.50% 10/15/40	330,127	31,163
Series 4676 KZ 2.50% 7/15/45	2,313,311	2,003,985
*Series 4690 WI 3.50% 12/15/43	6,255,388	935,593
*Series 4693 EI 3.50% 8/15/42	3,153,574	439,347
*Series 4703 CI 3.50% 7/15/42	9,471,908	1,107,471
Series 4738 TW 3.00% 11/15/46	859,000	802,963
Series 4753 EZ 3.50% 12/15/47	1,072,782	1,043,921
Series 4761 Z 3.50% 12/15/47	4,722,146	4,667,456
Freddie Mac Strips
*•Series 284 S6 3.64% (6.10% minus LIBOR01M) 10/15/42	61,734	10,083
*Series 290 IO 3.50% 11/15/32	2,326,551	329,207
*•Series 303 151 4.50% 12/15/42	52,553	12,599
*•Series 303 185 3.50% 1/15/43	65,358	12,498
*Series 304 C31 3.00% 12/15/27	7,671,663	620,847
*Series 304 C38 3.50% 12/15/27	4,011,520	337,130
*•Series 319 S2 3.54% (6.00% minus LIBOR01M) 11/15/43	10,307,043	1,766,780
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 5.36% (LIBOR01M + 2.85%) 4/25/28	2,119,056	2,176,855
Series 2015-HQA1 M2 5.16% (LIBOR01M + 2.65%) 3/25/28	1,090,036	1,103,865
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
Series 2016-DNA3 M2 4.51% (LIBOR01M + 2.00%) 12/25/28	1,372,823	$ 1,385,192
Series 2016-DNA4 M2 3.81% (LIBOR01M + 1.30%) 3/25/29	1,700,000	1,701,877
Series 2016-HQA2 M2 4.76% (LIBOR01M + 2.25%) 11/25/28	1,586,995	1,612,391
Series 2017-DNA1 M2 5.76% (LIBOR01M + 3.25%) 7/25/29	3,500,000	3,681,226
Series 2017-DNA3 M2 5.01% (LIBOR01M + 2.50%) 3/25/30	1,985,000	1,985,005
Series 2017-HQA3 M2 4.86% (LIBOR01M + 2.35%) 4/25/30	4,930,000	4,893,230
Series 2018-DNA1 M2 4.31% (LIBOR01M + 1.80%) 7/25/30	6,430,000	6,175,620
Series 2018-HQA1 M2 4.81% (LIBOR01M + 2.30%) 9/25/30	5,085,000	4,960,790
♦Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43	360,940	410,923
GNMA
*•Series 2011-157 SG 4.13% (6.60% minus LIBOR01M) 12/20/41	5,629,340	1,154,727
Series 2013-113 LY 3.00% 5/20/43	1,113,000	1,058,376
Series 2013-79 KE 3.00% 5/20/43	4,000,000	3,702,276
Series 2014-12 ZB 3.00% 1/16/44	1,774,000	1,660,122
*Series 2015-111 IH 3.50% 8/20/45	8,824,642	1,024,597
*Series 2015-142 AI 4.00% 2/20/44	1,891,326	207,067
Series 2015-185 PZ 3.00% 12/20/45	1,664,052	1,628,538
*Series 2015-74 CI 3.00% 10/16/39	6,627,324	756,169
*Series 2015-82 GI 3.50% 12/20/38	45,516	3,139
*•Series 2016-108 SK 3.58% (6.05% minus LIBOR01M) 8/20/46	10,441,586	2,018,737
*•Series 2016-115 SA 3.63% (6.10% minus LIBOR01M) 8/20/46	16,633,751	2,733,810

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*Series 2016-116 GI 3.50% 11/20/44	13,274,932	$ 1,888,553
*Series 2016-118 DI 3.50% 3/20/43	29,960,888	3,905,000
*•Series 2016-118 ES 3.63% (6.10% minus LIBOR01M) 9/20/46	6,517,700	1,239,326
*•Series 2016-126 NS 3.63% (6.10% minus LIBOR01M) 9/20/46	7,209,367	1,349,446
*•Series 2016-147 ST 3.58% (6.05% minus LIBOR01M) 10/20/46	6,062,581	1,135,866
*Series 2016-149 GI 4.00% 11/20/46	17,054,578	3,293,621
*Series 2016-156 AI 3.00% 12/20/42	4,991,998	518,400
Series 2016-156 PB 2.00% 11/20/46	2,342,000	1,887,419
*Series 2016-159 MI 3.00% 3/20/46	9,899,685	1,418,378
*•Series 2016-160 GS 3.63% (6.10% minus LIBOR01M) 11/20/46	23,485,141	4,105,189
*Series 2016-160 IE 3.00% 6/20/46	25,019,523	3,880,686
*Series 2016-161 MI 3.00% 3/20/46	4,036,331	566,660
*Series 2016-161 PI 3.50% 6/20/46	47,864,993	7,540,799
*Series 2016-163 MI 3.50% 11/20/46	6,013,100	582,489
*Series 2016-163 XI 3.00% 10/20/46	9,727,968	1,222,192
Series 2016-170 MZ 3.00% 12/20/46	1,483,275	1,348,064
*Series 2016-171 IO 3.00% 7/20/44	13,692,846	1,584,995
*Series 2016-172 IO 3.00% 4/20/46	4,819,119	664,530
*•Series 2016-32 MS 3.58% (6.05% minus LIBOR01M) 3/20/46	380,705	64,669
Series 2016-46 DZ 3.00% 4/20/46	90,987	80,732
*•Series 2016-89 QS 3.58% (6.05% minus LIBOR01M) 7/20/46	6,639,075	1,367,975
*Series 2017-10 IB 4.00% 1/20/47	7,856,925	1,556,429
*Series 2017-101 AI 4.00% 7/20/47	5,085,818	823,430
*Series 2017-101 TI 4.00% 3/20/44	7,587,812	1,067,308
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
Series 2017-107 QZ 3.00% 8/20/45	1,434,621	$ 1,291,500
Series 2017-113 LB 3.00% 7/20/47	3,730,000	3,497,177
*Series 2017-114 IK 4.00% 10/20/44	10,916,941	2,070,998
Series 2017-116 ZL 3.00% 6/20/47	2,874,459	2,576,921
Series 2017-130 YJ 2.50% 8/20/47	1,695,000	1,547,325
*Series 2017-132 JI 3.00% 6/20/45	4,472,238	598,802
*•Series 2017-134 SD 3.73% (6.20% minus LIBOR01M) 9/20/47	19,766,490	3,676,168
*•Series 2017-134 SK 3.73% (6.20% minus LIBOR01M) 9/20/47	17,562,959	3,046,357
*Series 2017-141 IA 3.00% 3/20/46	43,353,177	6,349,086
*•Series 2017-141 JS 3.73% (6.20% minus LIBOR01M) 9/20/47	12,968,008	2,231,773
*Series 2017-144 EI 3.00% 12/20/44	10,682,577	1,451,651
Series 2017-163 ZK 3.50% 11/20/47	893,185	893,099
*Series 2017-174 HI 3.00% 7/20/45	9,636,338	1,380,164
*Series 2017-18 IQ 4.00% 12/16/43	4,043,687	603,074
*Series 2017-18 QI 4.00% 3/16/41	6,701,801	823,757
*•Series 2017-18 QS 3.64% (6.10% minus LIBOR01M) 2/16/47	8,254,622	1,447,360
Series 2017-180 QB 2.50% 12/20/47	5,574,000	5,115,554
Series 2017-33 PZ 3.00% 2/20/47	4,055,262	3,622,953
Series 2017-34 DY 3.50% 3/20/47	1,191,000	1,178,213
*Series 2017-4 WI 4.00% 2/20/44	4,457,375	640,732
Series 2017-45 JZ 3.50% 3/20/47	2,340,154	2,329,133
Series 2017-56 JZ 3.00% 4/20/47	3,084,838	2,779,128
*•Series 2017-80 AS 3.73% (6.20% minus LIBOR01M) 5/20/47	11,721,578	2,037,787
Series 2018-1 HB 2.50% 1/20/48	2,594,000	2,237,790

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*•Series 2018-1 ST 3.73% (6.20% minus LIBOR01M) 1/20/48	16,387,719	$ 2,948,388
*Series 2018-11 AI 3.00% 1/20/46	6,378,755	980,789
Series 2018-14 ZE 3.50% 1/20/48	2,423,407	2,321,575
Series 2018-24 HZ 3.00% 2/20/48	715,648	645,896
Series 2018-34 TY 3.50% 3/20/48	1,221,000	1,202,449
*•Series 2018-37 SA 3.73% (6.20% minus LIBOR01M) 3/20/48	5,511,148	987,021
*•Series 2018-46 AS 3.73% (6.20% minus LIBOR01M) 3/20/48	19,552,231	3,828,775
Series 2018-8 VZ 3.00% 3/20/47	2,443,075	2,165,246
Total Agency Collateralized Mortgage Obligations (Cost $316,848,499)		308,071,422
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.45%
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K058 A2 2.65% 8/25/26	8,100,000	7,796,139
♦•Series K063 A2 3.43% 1/25/27	2,200,000	2,226,958
•FREMF Mortgage Trust
Series 2010-K7 B 5.50% 4/25/20	7,620,000	7,816,678
Series 2011-K14 B 5.18% 2/25/47	2,534,000	2,643,810
Series 2011-K15 B 4.95% 8/25/44	7,798,000	8,118,569
Series 2012-K18 B 4.26% 1/25/45	4,500,000	4,634,842
Series 2012-K22 B 3.69% 8/25/45	7,781,000	7,899,771
Series 2013-K25 C 3.62% 11/25/45	4,000,000	3,930,841
Series 2013-K28 C 3.49% 6/25/46	730,000	712,867
Series 2013-K33 B 3.50% 8/25/46	3,516,000	3,491,775
Series 2013-K33 C 3.50% 8/25/46	700,000	671,107
Series 2013-K712 B 3.36% 5/25/45	10,057,068	10,047,018
Series 2013-K713 B 3.15% 4/25/46	1,860,000	1,856,007
Series 2013-K713 C 3.15% 4/25/46	6,215,000	6,189,302
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•FREMF Mortgage Trust (continued)
Series 2014-K717 B 3.63% 11/25/47	2,840,000	$ 2,867,140
Series 2014-K717 C 3.63% 11/25/47	1,000,000	1,006,471
Series 2015-K49 B 3.72% 10/25/48	5,245,000	5,213,795
Series 2015-K721 C 3.56% 11/25/47	3,300,000	3,212,737
Series 2016-K53 B 4.02% 3/25/49	1,950,000	1,973,231
Series 2016-K722 B 3.84% 7/25/49	2,431,000	2,469,679
Series 2017-K71 B 3.75% 11/25/50	2,990,000	2,828,569
Total Agency Commercial Mortgage-Backed Securities (Cost $88,238,501)		87,607,306
AGENCY MORTGAGE-BACKED SECURITIES–22.50%
Fannie Mae 3.00% 10/1/47	406,003	392,931
Fannie Mae S.F. 30 yr
3.00% 8/1/46	234,658	228,985
3.00% 11/1/46	1,341,650	1,308,058
3.00% 4/1/47	60,064	58,579
3.50% 11/1/47	54,700,155	54,704,130
4.50% 4/1/39	776,387	812,947
4.50% 5/1/39	11,281	11,812
4.50% 11/1/39	2,421,950	2,539,103
4.50% 1/1/40	492,686	517,576
4.50% 6/1/40	2,572,937	2,692,095
4.50% 7/1/40	2,596,167	2,738,214
4.50% 8/1/40	959,084	1,002,087
4.50% 11/1/40	55,358	57,975
4.50% 1/1/41	21,372	22,386
4.50% 4/1/41	49,217	51,552
4.50% 5/1/41	72,146	75,563
4.50% 6/1/41	5,910	6,190
4.50% 8/1/41	6,366,434	6,676,885
4.50% 9/1/41	250,225	262,061
4.50% 10/1/42	296,521	310,587
4.50% 10/1/43	66,311,566	69,450,136
4.50% 12/1/43	538,527	564,553
4.50% 2/1/44	35,583,092	37,269,166
4.50% 5/1/44	865	901
4.50% 6/1/44	391,347	409,266
4.50% 8/1/44	437	458
4.50% 10/1/44	7,195,750	7,501,374
4.50% 2/1/45	21,827	22,812
4.50% 1/1/46	29,788	31,121
4.50% 2/1/46	98,669,076	103,342,679
4.50% 3/1/46	66,424,346	69,555,080
4.50% 4/1/46	16,724,848	17,425,426
4.50% 5/1/46	4,519,028	4,708,327
4.50% 7/1/46	6,617,252	6,878,573

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 5/1/47	1,812,809	$ 1,878,691
4.50% 8/1/47	30,680,582	31,819,400
5.00% 1/1/40	3,659,558	3,909,608
5.00% 6/1/44	10,209,651	10,907,001
5.00% 7/1/47	32,666,109	34,800,160
5.00% 9/1/48	6,787,257	7,127,828
5.50% 5/1/44	231,652,404	249,411,229
5.50% 8/1/48	5,123,168	5,515,338
6.00% 6/1/41	13,130,593	14,314,638
6.00% 7/1/41	74,431,763	81,198,658
6.00% 1/1/42	10,550,084	11,603,173
Fannie Mae S.F. 30 yr TBA
3.50% 2/1/49	232,681,000	232,464,300
5.00% 3/1/49	2,335,000	2,436,883
Freddie Mac REMICs 3.00% 5/15/36	3,085,750	384,032
Freddie Mac S.F. 30 yr
4.50% 4/1/39	435,802	454,020
4.50% 11/1/39	46,929	49,132
4.50% 2/1/40	141,519	148,177
4.50% 5/1/40	8,873,723	9,262,661
4.50% 8/1/40	28,152	29,476
4.50% 3/1/42	4,573,472	4,788,677
4.50% 6/1/42	2,438,561	2,553,174
4.50% 7/1/42	3,726,667	3,901,714
4.50% 12/1/43	3,057,009	3,203,461
4.50% 8/1/44	4,246,897	4,438,898
4.50% 7/1/45	40,507,790	42,490,734
4.50% 11/1/45	8,534,401	8,883,807
4.50% 12/1/45	2,335,916	2,445,473
4.50% 9/1/46	4,867,325	5,045,080
4.50% 8/1/48	28,182,535	29,383,639
5.00% 12/1/44	37,097,643	39,321,014
5.50% 6/1/41	11,351,213	12,316,600
5.50% 9/1/41	26,922,054	28,973,054
6.00% 5/1/39	275,405	304,187
6.00% 7/1/40	28,315,899	31,073,342
GNMA I S.F. 30 yr 5.50% 2/15/41	1,450,828	1,545,990
GNMA II S.F. 30 yr
5.00% 9/20/46	6,140,333	6,480,186
5.00% 7/20/48	15,679,771	16,333,100
5.00% 9/20/48	16,022,179	16,719,612
5.50% 5/20/37	748,945	787,628
6.00% 10/20/39	3,642,344	3,932,029
6.00% 2/20/40	3,851,614	4,126,531
6.00% 4/20/46	1,141,433	1,236,391
Total Agency Mortgage-Backed Securities (Cost $1,382,887,152)		1,359,628,314

CORPORATE BONDS–34.25%
Aerospace & Defense–0.56%
L3 Technologies
3.85% 6/15/23	2,820,000	2,827,199
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
L3 Technologies (continued)
4.40% 6/15/28	8,105,000	$ 8,118,741
Northrop Grumman
2.55% 10/15/22	9,615,000	9,312,282
3.25% 8/1/23	3,375,000	3,324,924
United Technologies
3.65% 8/16/23	1,380,000	1,376,042
4.13% 11/16/28	8,705,000	8,641,383
		33,600,571
Agriculture–0.29%
Archer-Daniels-Midland 4.50% 3/15/49	3,270,000	3,359,948
BAT Capital
2.30% 8/14/20	1,285,000	1,255,471
3.22% 8/15/24	1,565,000	1,443,330
4.54% 8/15/47	5,320,000	4,250,216
Bunge Limited Finance 4.35% 3/15/24	7,515,000	7,381,559
		17,690,524
Airlines–0.11%
♦United Airlines Pass Through Trust
3.75% 3/3/28	4,578,790	4,486,962
4.00% 10/11/27	1,864,861	1,862,819
		6,349,781
Auto Manufacturers–0.78%
Daimler Finance North America 3.35% 2/22/23	6,315,000	6,232,428
Ford Motor Credit
3.34% 3/18/21	9,146,000	8,879,134
4.14% 2/15/23	3,010,000	2,863,696
General Motors 6.75% 4/1/46	1,710,000	1,660,505
General Motors Financial
3.45% 1/14/22	2,005,000	1,944,286
4.35% 4/9/25	11,225,000	10,649,519
5.25% 3/1/26	8,047,000	7,885,604
Toyota Motor Credit 2.80% 7/13/22	7,080,000	6,990,143
		47,105,315
Banks–8.40%
Banco Santander 3.85% 4/12/23	7,300,000	7,100,047
Banco Santander Mexico 4.13% 11/9/22	1,850,000	1,826,894
Bank of America
3.86% 7/23/24	22,235,000	22,195,815
4.27% 7/23/29	6,310,000	6,287,712
5.63% 7/1/20	1,005,000	1,039,173
•6.50% (LIBOR03M + 4.17%) 10/23/24	8,780,000	8,900,725

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
•Bank of Montreal 3.80% 12/15/32	4,395,000	$ 4,075,264
•Bank of New York Mellon 4.63% (LIBOR03M + 3.13%) 9/20/26	11,920,000	10,742,900
Barclays 4.38% 1/12/26	8,321,000	7,921,018
BB&T 3.75% 12/6/23	8,215,000	8,289,586
Branch Banking & Trust 2.25% 6/1/20	6,560,000	6,479,804
Citibank 3.40% 7/23/21	2,490,000	2,494,044
•Citigroup 3.74% (LIBOR03M + 1.10%) 5/17/24	3,670,000	3,583,075
Citizens Bank 2.55% 5/13/21	3,106,000	3,039,670
Citizens Financial Group
2.38% 7/28/21	1,135,000	1,107,615
4.30% 12/3/25	5,696,000	5,627,177
Compass Bank
2.88% 6/29/22	8,645,000	8,290,614
3.88% 4/10/25	6,163,000	5,916,107
Credit Suisse Group
3.87% 1/12/29	3,985,000	3,714,213
•6.25% (USSW5 + 3.46%) 12/18/24	21,792,000	20,670,366
•7.25% 9/12/25	4,160,000	3,934,736
•7.50% 7/17/23	1,875,000	1,832,813
Fifth Third Bancorp
2.60% 6/15/22	3,301,000	3,213,766
3.95% 3/14/28	6,225,000	6,187,129
Fifth Third Bank
2.30% 3/15/19	6,095,000	6,087,556
3.85% 3/15/26	7,076,000	6,977,095
Goldman Sachs Group
4.22% 5/1/29	1,545,000	1,489,715
5.15% 5/22/45	2,395,000	2,244,342
6.00% 6/15/20	16,499,000	17,085,476
HSBC Holdings
4.29% 9/12/26	6,510,000	6,417,735
•6.50% 3/23/28	5,780,000	5,259,800
Huntington Bancshares 2.30% 1/14/22	8,415,000	8,130,762
Huntington National Bank 2.50% 8/7/22	3,765,000	3,640,457
ING Groep
4.63% 1/6/26	5,390,000	5,434,464
•6.88% (USSW5 + 5.12%) 4/16/22	1,785,000	1,780,538
JPMorgan Chase & Co.
3.80% 7/23/24	5,220,000	5,232,679
•4.02% 12/5/24	2,740,000	2,763,638
•4.45% 12/5/29	13,970,000	14,226,528
•6.75% (LIBOR03M + 3.78%) 2/1/24	12,995,000	13,443,327
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
KeyBank
2.30% 9/14/22	5,055,000	$ 4,870,609
3.40% 5/20/26	13,714,000	13,168,082
6.95% 2/1/28	8,227,000	9,760,279
•Lloyds Banking Group 7.50% (USSW5 + 4.76%) 6/27/24	3,330,000	3,221,109
Morgan Stanley
•3.74% 4/24/24	8,700,000	8,634,417
5.00% 11/24/25	11,476,000	11,718,657
5.50% 1/26/20	6,165,000	6,306,687
•5.55% (LIBOR03M + 3.81%) 7/15/20	1,515,000	1,472,201
PNC Bank
2.70% 11/1/22	4,720,000	4,589,136
4.05% 7/26/28	8,805,000	8,855,387
•PNC Financial Services Group 5.00% (LIBOR03M + 3.30%) 11/1/26	7,895,000	7,283,138
Regions Financial
2.75% 8/14/22	3,010,000	2,906,456
3.80% 8/14/23	3,970,000	3,980,299
Royal Bank of Scotland Group
4.52% 6/25/24	2,330,000	2,288,553
•8.63% (USSW5 + 7.60%) 12/29/49	12,705,000	13,181,438
Santander UK 5.00% 11/7/23	14,145,000	13,842,764
•Santander UK Group Holdings 4.80% 11/15/24	305,000	303,172
•Societe Generale 7.38% (USSW5 + 6.24%) 12/29/49	1,775,000	1,732,844
State Street
3.10% 5/15/23	3,665,000	3,604,386
3.30% 12/16/24	3,495,000	3,465,370
•4.14% 12/3/29	390,000	403,529
SunTrust Bank
2.45% 8/1/22	3,945,000	3,806,438
2.70% 1/27/22	1,645,000	1,605,517
2.90% 3/3/21	2,936,000	2,912,269
3.00% 2/2/23	3,790,000	3,718,178
3.30% 5/15/26	7,220,000	6,848,549
4.00% 5/1/25	5,475,000	5,497,058
SVB Financial Group 3.50% 1/29/25	7,059,000	6,769,801
U.S. Bancorp 3.95% 11/17/25	7,125,000	7,281,176
UBS
3.40% 7/24/23	3,905,000	3,899,432
7.63% 8/17/22	12,000,000	12,810,000
UBS Group Funding Switzerland
4.13% 9/24/25	6,980,000	6,960,264
•6.88% (USISDA05 + 5.50%) 3/22/21	8,815,000	8,845,121

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
UBS Group Funding Switzerland (continued)
•7.13% (USSW5 + 5.88%) 8/10/21	2,125,000	$ 2,160,326
US Bancorp
2.38% 7/22/26	9,565,000	8,732,153
3.15% 4/27/27	12,605,000	12,088,379
3.60% 9/11/24	11,522,000	11,475,422
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 10/29/49	18,814,000	13,945,877
Wells Fargo Capital X 5.95% 12/1/86	1,495,000	1,551,063
•Westpac Banking 5.00% 9/21/27	1,920,000	1,593,744
Zions Bancorporation 4.50% 6/13/23	4,826,000	4,909,665
		507,683,320
Beverages–0.26%
Anheuser-Busch InBev Worldwide 3.65% 2/1/26	10,650,000	10,079,360
Pernod Ricard 4.45% 1/15/22	5,253,000	5,361,595
		15,440,955
Building Materials–0.07%
Martin Marietta Materials 4.25% 12/15/47	4,735,000	3,890,402
		3,890,402
Chemicals–1.22%
Braskem Netherlands Finance
3.50% 1/10/23	3,285,000	3,126,532
4.50% 1/10/28	1,915,000	1,777,139
Dow Chemical
4.80% 11/30/28	8,165,000	8,323,580
5.55% 11/30/48	8,170,000	8,314,133
DowDuPont
4.21% 11/15/23	6,295,000	6,441,367
4.73% 11/15/28	6,100,000	6,309,795
5.42% 11/15/48	7,240,000	7,550,028
Equate Petrochemical 3.00% 3/3/22	3,045,000	2,949,478
Mexichem 5.50% 1/15/48	2,505,000	2,160,563
OCP
4.50% 10/22/25	2,150,000	2,065,565
6.88% 4/25/44	2,307,000	2,405,867
Phosagro OAO Via Phosagro Bond Funding 3.95% 11/3/21	2,725,000	2,649,654
PPG Industries 2.30% 11/15/19	4,669,000	4,639,083
SASOL Financing
5.88% 3/27/24	960,000	959,041
6.50% 9/27/28	1,075,000	1,077,084
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Syngenta Finance
3.93% 4/23/21	3,495,000	$ 3,449,123
4.44% 4/24/23	6,045,000	5,831,348
5.18% 4/24/28	4,115,000	3,822,916
		73,852,296
Commercial Services–0.06%
United Rentals North America 5.50% 5/15/27	3,900,000	3,627,000
		3,627,000
Computers–0.14%
Dell International
6.02% 6/15/26	4,488,000	4,514,812
8.10% 7/15/36	3,535,000	3,851,145
		8,365,957
Diversified Financial Services–1.67%
AerCap Ireland Capital 3.65% 7/21/27	11,483,000	9,998,819
Air Lease
3.00% 9/15/23	6,230,000	5,856,400
3.63% 4/1/27	5,800,000	5,196,436
BOC Aviation 2.38% 9/15/21	4,095,000	3,951,012
Charles Schwab
3.25% 5/21/21	2,185,000	2,196,389
3.85% 5/21/25	2,410,000	2,460,280
•5.00% 12/1/27	2,485,000	2,084,294
E*TRADE Financial
3.80% 8/24/27	5,545,000	5,244,491
•5.30% 3/15/23	265,000	219,977
•5.88% (LIBOR03M + 4.44%) 9/15/26	4,960,000	4,476,400
GE Capital International Funding Unlimited 4.42% 11/15/35	6,405,000	5,379,690
GTP Acquisition Partners I 2.35% 6/15/20	3,071,000	3,022,575
Intercontinental Exchange
3.45% 9/21/23	1,505,000	1,512,313
3.75% 9/21/28	1,705,000	1,707,912
4.25% 9/21/48	1,665,000	1,638,927
International Lease Finance 8.63% 1/15/22	10,490,000	11,670,155
Jefferies Group
4.15% 1/23/30	2,335,000	2,006,561
6.45% 6/8/27	1,766,000	1,849,582
6.50% 1/20/43	5,130,000	5,209,663
Lazard Group
3.75% 2/13/25	8,919,000	8,662,643
4.50% 9/19/28	700,000	701,499
National Rural Utilities Cooperative Finance
2.85% 1/27/25	4,774,000	4,607,711

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance (continued)
•4.75% (LIBOR03M + 2.91%) 4/30/43	8,142,000	$ 7,812,982
•5.25% (LIBOR03M + 3.63%) 4/20/46	3,504,000	3,476,406
		100,943,117
Electric–4.40%
Ameren 2.70% 11/15/20	367,000	362,257
American Transmission Systems 5.25% 1/15/22	10,471,000	11,011,149
Atlantic City Electric 4.00% 10/15/28	1,695,000	1,745,528
Ausgrid Finance
3.85% 5/1/23	6,495,000	6,486,981
4.35% 8/1/28	4,320,000	4,314,102
Avangrid 3.15% 12/1/24	960,000	927,626
Berkshire Hathaway Energy 3.75% 11/15/23	7,971,000	8,089,312
CenterPoint Energy
3.85% 2/1/24	4,105,000	4,129,584
4.25% 11/1/28	6,105,000	6,198,607
6.13% 9/1/23	5,715,000	5,579,269
Cleveland Electric Illuminating 5.50% 8/15/24	6,397,000	6,845,739
ComEd Financing III 6.35% 3/15/33	3,999,000	4,149,122
Consumers Energy
3.80% 11/15/28	2,510,000	2,573,656
4.35% 4/15/49	2,415,000	2,514,526
DTE Energy
3.30% 6/15/22	5,647,000	5,608,166
3.70% 8/1/23	5,370,000	5,337,965
Duke Energy 3.75% 4/15/24	2,272,000	2,278,185
Duke Energy Carolinas 3.95% 11/15/28	3,775,000	3,877,478
Electricite de France
4.50% 9/21/28	7,240,000	7,025,446
5.00% 9/21/48	5,190,000	4,608,961
•Emera 6.75% (LIBOR03M + 5.44%) 6/15/76	24,385,000	24,553,744
•Enel 8.75% (USSW5 + 5.88%) 9/24/73	7,457,000	7,643,425
Enel Finance International
3.63% 5/25/27	8,160,000	7,210,987
4.63% 9/14/25	525,000	504,440
Entergy Louisiana
4.00% 3/15/33	435,000	440,728
4.05% 9/1/23	6,495,000	6,665,732
Evergy 4.85% 6/1/21	3,340,000	3,428,477
Exelon
3.50% 6/1/22	4,355,000	4,262,136
3.95% 6/15/25	6,430,000	6,355,477
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Interstate Power & Light
3.40% 8/15/25	4,311,000	$ 4,182,826
4.10% 9/26/28	6,830,000	6,993,277
IPALCO Enterprises 3.45% 7/15/20	8,898,000	8,893,261
Kansas City Power & Light 3.65% 8/15/25	10,103,000	10,057,650
LG&E & KU Energy
3.75% 11/15/20	5,957,000	5,982,203
4.38% 10/1/21	7,850,000	7,982,131
Mississippi Power 3.95% 3/30/28	5,555,000	5,492,505
Nevada Power 2.75% 4/15/20	6,245,000	6,232,040
New York State Electric & Gas 3.25% 12/1/26	8,185,000	7,945,498
NV Energy 6.25% 11/15/20	6,447,000	6,776,559
Oglethorpe Power 5.05% 10/1/48	7,405,000	7,483,685
Pacific Gas & Electric 3.95% 12/1/47	1,660,000	1,256,355
Pennsylvania Electic 5.20% 4/1/20	560,000	574,179
Perusahaan Listrik Negara 4.13% 5/15/27	3,175,000	2,944,542
PSEG Power 3.85% 6/1/23	6,305,000	6,316,488
Public Service Co. of Oklahoma 5.15% 12/1/19	4,900,000	4,991,248
Sempra Energy 3.80% 2/1/38	4,650,000	3,988,384
Southwestern Electric Power 4.10% 9/15/28	9,295,000	9,346,066
Trans-Allegheny Interstate Line 3.85% 6/1/25	3,506,000	3,496,086
		265,663,788
Electronics–0.27%
Allegion US Holding 3.55% 10/1/27	11,319,000	10,537,073
Corning
4.38% 11/15/57	2,855,000	2,406,344
5.35% 11/15/48	3,065,000	3,120,791
		16,064,208
Food–0.72%
Campbell Soup 3.65% 3/15/23	15,085,000	14,730,168
Conagra Brands
4.30% 5/1/24	8,020,000	7,980,997
4.60% 11/1/25	2,915,000	2,928,396
5.30% 11/1/38	7,025,000	6,658,051
General Mills 3.70% 10/17/23	5,880,000	5,852,051

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Nestle Holdings 4.00% 9/24/48	5,490,000	$ 5,398,064
		43,547,727
Forest Products & Paper–0.41%
Georgia-Pacific 8.00% 1/15/24	16,242,000	19,512,608
Suzano Austria 6.00% 1/15/29	5,210,000	5,329,830
		24,842,438
Gas–0.08%
•NiSource 5.65% 6/15/23	5,305,000	4,940,281
		4,940,281
Health Care Products–0.28%
Becton Dickinson & Co. 3.36% 6/6/24	2,070,000	1,990,621
Thermo Fisher Scientific 3.00% 4/15/23	7,966,000	7,757,733
Zimmer Biomet Holdings 4.63% 11/30/19	7,228,000	7,313,610
		17,061,964
Health Care Services–0.39%
Halfmoon Parent
•3.33% (LIBOR03M + 0.89%) 7/15/23	4,720,000	4,650,967
4.13% 11/15/25	9,710,000	9,710,713
HCA 5.88% 2/15/26	4,000,000	3,990,000
UnitedHealth Group
3.50% 2/15/24	3,155,000	3,177,409
3.70% 12/15/25	2,125,000	2,148,166
		23,677,255
Holding Companies-Diversified–0.05%
CK Hutchison International 17 2.88% 4/5/22	3,090,000	3,034,829
		3,034,829
Insurance–1.38%
AXA Equitable Holdings
4.35% 4/20/28	2,495,000	2,362,221
5.00% 4/20/48	6,035,000	5,372,599
Berkshire Hathaway Finance 2.90% 10/15/20	5,761,000	5,782,285
Brighthouse Financial
3.70% 6/22/27	3,680,000	3,114,956
4.70% 6/22/47	6,380,000	4,766,961
MetLife 9.25% 4/8/38	6,723,000	8,504,595
Nuveen Finance 4.13% 11/1/24	22,109,000	22,549,118
Progressive 4.00% 3/1/29	5,955,000	6,134,128
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
•Prudential Financial 5.38% (LIBOR03M + 3.03%) 5/15/45	4,665,000	$ 4,383,234
Voya Financial 4.70% 1/23/48	5,535,000	4,366,400
Willis North America
3.60% 5/15/24	1,465,000	1,432,094
4.50% 9/15/28	6,010,000	5,974,500
XLIT
•4.89% (LIBOR03M + 2.46%) 12/29/49	3,823,000	3,576,722
5.50% 3/31/45	5,040,000	5,229,893
		83,549,706
Internet–0.19%
JD.com 3.13% 4/29/21	7,605,000	7,361,956
Tencent Holdings 3.93% 1/19/38	4,755,000	4,245,660
		11,607,616
Investment Company Security–0.04%
Temasek Financial I 2.38% 1/23/23	2,542,000	2,464,075
		2,464,075
Iron & Steel–0.06%
ArcelorMittal 6.13% 6/1/25	3,500,000	3,652,353
		3,652,353
Leisure Time–0.15%
Royal Caribbean Cruises 3.70% 3/15/28	10,005,000	9,269,764
		9,269,764
Lodging–0.05%
MGM Resorts International 4.63% 9/1/26	3,310,000	2,987,275
		2,987,275
Machinery Diversified–0.29%
Nvent Finance 4.55% 4/15/28	17,575,000	17,251,549
		17,251,549
Media–1.71%
CCO Holdings 5.13% 5/1/27	3,750,000	3,502,125
Charter Communications Operating 5.38% 4/1/38	8,625,000	8,053,406
Comcast
3.70% 4/15/24	17,910,000	18,032,039
4.70% 10/15/48	8,425,000	8,537,012
Discovery Communications 5.20% 9/20/47	10,210,000	9,416,850
Myriad International Holdings 4.85% 7/6/27	2,805,000	2,697,462

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Sirius XM Radio 5.00% 8/1/27	3,680,000	$ 3,376,400
Time Warner Cable
6.75% 6/15/39	6,015,000	6,128,964
7.30% 7/1/38	14,595,000	15,864,148
Time Warner Entertainment 8.38% 3/15/23	7,690,000	8,780,835
Viacom 4.38% 3/15/43	11,255,000	8,916,681
Virgin Media Secured Finance 5.50% 8/15/26	2,000,000	1,854,700
Warner Media 4.85% 7/15/45	8,845,000	7,964,504
		103,125,126
Mining–0.80%
Anglo American Capital
4.00% 9/11/27	825,000	747,310
4.75% 4/10/27	23,130,000	22,174,600
•BHP Billiton Finance USA 6.25% (USSW5 + 4.97%) 10/19/75	17,930,000	18,334,232
FMG Resources August 2006 5.13% 5/15/24	3,750,000	3,464,062
Freeport-McMoRan 4.55% 11/14/24	4,000,000	3,705,000
		48,425,204
Miscellaneous Manufacturing–0.21%
Crane 4.20% 3/15/48	3,865,000	3,554,230
General Electric
2.70% 10/9/22	2,010,000	1,866,772
6.00% 8/7/19	7,023,000	7,099,678
		12,520,680
Oil & Gas–0.89%
BP Capital Markets 3.80% 9/21/25	11,527,000	11,592,506
Gazprom OAO Via Gaz Capital 4.95% 3/23/27	3,170,000	3,031,214
Marathon Oil 4.40% 7/15/27	11,460,000	10,908,349
Murphy Oil 6.88% 8/15/24	3,500,000	3,489,837
Noble Energy
3.85% 1/15/28	6,670,000	6,041,736
3.90% 11/15/24	5,210,000	5,053,349
4.95% 8/15/47	2,200,000	1,910,216
Pertamina Persero PT 4.88% 5/3/22	4,600,000	4,662,739
Petrobras Global Finance 7.38% 1/17/27	4,060,000	4,179,770
Petroleos Mexicanos 6.75% 9/21/47	3,455,000	2,865,542
		53,735,258
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers–0.33%
CCL Industries 3.25% 10/1/26	4,815,000	$ 4,498,662
Westrock
4.65% 3/15/26	5,170,000	5,256,825
4.90% 3/15/29	9,865,000	10,159,452
		19,914,939
Pharmaceuticals–1.50%
AbbVie 4.25% 11/14/28	8,080,000	7,859,652
AstraZeneca
3.50% 8/17/23	3,160,000	3,146,752
4.00% 1/17/29	7,470,000	7,368,318
Bayer US Finance II
4.25% 12/15/25	2,680,000	2,612,214
4.38% 12/15/28	11,375,000	10,881,855
CVS Health 4.30% 3/25/28	39,655,000	38,840,065
Halfmoon Parent 4.38% 10/15/28	5,155,000	5,193,808
Mylan 4.55% 4/15/28	4,920,000	4,594,066
Takeda Pharmaceutical 4.40% 11/26/23	10,240,000	10,363,301
		90,860,031
Pipelines–1.85%
Abu Dhabi Crude Oil Pipeline 4.60% 11/2/47	3,135,000	3,069,149
Enbridge
•6.00% (LIBOR03M + 3.89%) 1/15/77	3,645,000	3,291,360
6.25% 3/1/78	2,910,000	2,623,215
Enbridge Energy Partners
4.38% 10/15/20	1,165,000	1,179,086
5.20% 3/15/20	650,000	664,088
5.50% 9/15/40	2,150,000	2,232,915
Energy Transfer Partners
6.63% 12/31/49	8,590,000	7,102,856
9.70% 3/15/19	4,172,000	4,221,783
Enterprise Products Operating 4.80% 2/1/49	2,125,000	2,072,419
Kinder Morgan 5.20% 3/1/48	9,450,000	9,054,081
MPLX
4.80% 2/15/29	4,425,000	4,422,867
4.88% 12/1/24	10,915,000	11,124,366
5.50% 2/15/49	4,155,000	4,056,239
ONEOK 7.50% 9/1/23	8,950,000	10,179,377
Sabine Pass Liquefaction
5.63% 3/1/25	9,845,000	10,236,441
5.75% 5/15/24	7,215,000	7,536,135
5.88% 6/30/26	5,895,000	6,250,603
TransCanada PipeLines 5.10% 3/15/49	3,685,000	3,687,010
•Transcanada Trust 5.88% (LIBOR03M + 4.64%) 8/15/76	4,235,000	3,994,029

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Transcontinental Gas Pipe Line 4.60% 3/15/48	3,300,000	$ 3,097,557
Williams
3.75% 6/15/27	2,990,000	2,838,307
4.85% 3/1/48	5,470,000	4,981,955
Williams Partners 4.55% 6/24/24	3,740,000	3,780,671
		111,696,509
Real Estate Investment Trusts–0.88%
Corporate Office Properties
3.60% 5/15/23	4,342,000	4,217,511
5.25% 2/15/24	4,857,000	5,040,684
Crown Castle International
3.80% 2/15/28	1,695,000	1,607,003
5.25% 1/15/23	5,796,000	6,024,154
CubeSmart 3.13% 9/1/26	4,670,000	4,289,797
GLP Capital 5.30% 1/15/29	2,955,000	2,901,160
Hospitality Properties Trust 4.50% 3/15/25	5,307,000	5,175,724
Host Hotels & Resorts
3.75% 10/15/23	5,643,000	5,540,909
3.88% 4/1/24	3,885,000	3,837,104
Kilroy Realty 3.45% 12/15/24	5,000,000	4,837,634
LifeStorage 3.50% 7/1/26	4,958,000	4,655,411
WP Carey 4.60% 4/1/24	4,604,000	4,677,721
		52,804,812
Retail–0.38%
Best Buy 4.45% 10/1/28	9,280,000	8,868,665
Dollar Tree 3.70% 5/15/23	7,670,000	7,548,195
Home Depot
3.90% 12/6/28	4,455,000	4,568,558
4.50% 12/6/48	2,050,000	2,121,628
		23,107,046
Savings & Loans–0.15%
•Nationwide Building Society 4.13% 10/18/32	10,295,000	9,127,173
		9,127,173
Semiconductors–0.67%
Broadcom 3.50% 1/15/28	6,300,000	5,468,623
Marvell Technology Group 4.88% 6/22/28	9,080,000	8,863,212
Microchip Technology
3.92% 6/1/21	4,790,000	4,754,325
4.33% 6/1/23	5,475,000	5,345,687
NXP
4.13% 6/1/21	5,060,000	5,009,400
4.63% 6/1/23	1,115,000	1,095,488
4.88% 3/1/24	2,425,000	2,438,677
5.35% 3/1/26	2,675,000	2,723,819
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
NXP (continued)
5.55% 12/1/28	4,895,000	$ 5,012,872
		40,712,103
Software–0.16%
CDK Global 5.00% 10/15/24	5,523,000	5,426,348
Fiserv 3.80% 10/1/23	2,250,000	2,266,413
Oracle 1.90% 9/15/21	2,254,000	2,187,702
		9,880,463
Telecommunications–1.47%
AT&T
4.50% 3/9/48	4,900,000	4,208,798
5.25% 3/1/37	16,175,000	15,933,491
British Telecommunications 4.50% 12/4/23	3,025,000	3,069,300
Crown Castle Towers 4.24% 7/15/48	3,000,000	2,991,240
Deutsche Telekom International Finance
1.95% 9/19/21	4,085,000	3,921,994
2.82% 1/19/22	4,365,000	4,271,698
4.38% 6/21/28	6,210,000	6,126,184
Digicel Group
7.13% 4/1/22	470,000	222,075
8.25% 9/30/20	1,982,000	1,347,760
Sprint 7.88% 9/15/23	3,500,000	3,600,625
Sprint Spectrum 4.74% 9/20/29	4,700,000	4,623,625
Telefonica Emisiones 4.90% 3/6/48	7,030,000	6,227,446
TELUS 4.60% 11/16/48	1,230,000	1,224,164
Verizon Communications
4.33% 9/21/28	9,780,000	9,839,549
4.50% 8/10/33	13,810,000	13,667,792
Vodafone Group 3.75% 1/16/24	7,392,000	7,294,064
		88,569,805
Transportation–0.45%
Burlington Northern Santa Fe 4.15% 12/15/48	4,220,000	4,120,086
FedEx 4.05% 2/15/48	9,155,000	7,699,089
Norfolk Southern 3.80% 8/1/28	5,270,000	5,281,898
Union Pacific 3.50% 6/8/23	4,640,000	4,653,470
United Parcel Service 5.13% 4/1/19	5,473,000	5,502,494
		27,257,037
Trucking & Leasing–0.48%
•AerCap Global Aviation Trust 6.50% (LIBOR03M + 4.30%) 6/15/45	4,980,000	4,805,700

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Trucking & Leasing (continued)
Aviation Capital Group
3.50% 11/1/27	5,000	$ 4,525
4.38% 1/30/24	7,335,000	7,352,746
4.88% 10/1/25	8,540,000	8,541,629
Penske Truck Leasing
3.30% 4/1/21	5,508,000	5,473,534
4.20% 4/1/27	3,081,000	3,018,204
		29,196,338
Total Corporate Bonds (Cost $2,115,446,475)		2,069,096,590
LOAN AGREEMENTS–1.37%
•Charter Communications Operating 1st Lien 4.53% (LIBOR01M + 2.00%) 4/30/25	7,406,297	7,123,969
•CROWN Americas Tranche B 1st Lien 4.48% (LIBOR01M + 2.00%) 4/3/25	5,099,837	5,085,099
•DaVita Tranche B 1st Lien 5.27% (LIBOR01M + 2.75%) 6/24/21	6,904,206	6,869,685
•DTZ U.S. Borrower B 1st Lien 5.77% (LIBOR01M + 3.25%) 8/21/25	2,493,750	2,392,442
•First Data 1st Lien 4.50% (LIBOR01M + 2.00%) 4/26/24	8,376,247	8,022,350
•Flying Fortress Holdings Tranche B 1st Lien 4.55% (LIBOR03M + 1.75%) 10/30/22	5,000,000	4,913,550
•HCA 1st Lien 4.27% (LIBOR01M + 1.75%) 3/18/23	3,768,370	3,694,190
•Hilton Worldwide Finance Tranche B 2 1st Lien 4.26% (LIBOR01M + 1.75%) 10/25/23	4,938,765	4,780,008
•Lamar Media Tranche B 1st Lien 4.31% (LIBOR01M + 1.75%) 3/14/25	4,014,887	3,917,847
•Las Vegas Sands 1st Lien 4.27% (LIBOR01M + 1.75%) 3/27/25	1,980,013	1,897,515
•Level 3 Parent Tranche B 1st Lien 4.75% (LIBOR01M + 2.25%) 2/22/24	6,950,000	6,622,759
•Nielsen Finance Tranche B4 1st Lien 4.39% (LIBOR01M + 2.00%) 10/4/23	5,962	5,804
	PrincipalAmount°	Value(U.S. $)
LOAN AGREEMENTS (continued)
•RPI Finance Trust Tranche B6 1st Lien 4.52% (LIBOR01M + 2.00%) 3/27/23	3,181,772	$ 3,089,166
•Sprint Communications Tranche B 1st Lien 5.06% (LIBOR01M + 2.25%) 2/2/24	6,906,858	6,590,317
•SS&C European Holdings Tranche B4 1st Lien 4.77% (LIBOR01M + 2.25%) 4/16/25	1,288,798	1,219,758
•SS&C Technologies Tranche B3 1st Lien 4.77% (LIBOR01M + 2.25%) 4/16/25	3,397,712	3,215,696
•Unitymedia Finance Tranche E 1st Lien 4.46% (LIBOR01M + 2.00%) 6/1/23	5,000,000	4,867,625
•Western Digital Tranche A1 1st Lien 4.01% (LIBOR01M + 1.50%) 2/27/23	1,459,454	1,393,779
•Western Digital Tranche B 4 1st Lien 4.26% (LIBOR01M + 1.75%) 4/29/23	1,007,096	963,458
•WR Grace & Co-Conn Tranche B1 1st Lien 4.55% (LIBOR03M + 1.75%) 4/3/25	2,214,187	2,148,459
•WR Grace & Co-Conn Tranche B2 1st Lien 4.56% (LIBOR03M + 1.75%) 4/3/25	3,795,750	3,683,073
Total Loan Agreements (Cost $85,370,217)		82,496,549
MUNICIPAL BONDS–0.47%
Buckeye Ohio Tobacco Settlement Financing Authority Series A-2 5.88% 6/1/47	1,080,000	1,027,382
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	1,260,000	1,809,348
Commonwealth of Massachusetts Series C 5.00% 10/1/25	540,000	637,983
Los Angeles, California Department of Water & Power System Revenue Taxable Build America Bonds 6.57% 7/1/45	6,965,000	9,685,181

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
MUNICIPAL BONDS (continued)
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds 6.81% 11/15/40	1,725,000	$ 2,296,458
Oregon State Taxable Pension 5.89% 6/1/27	1,485,000	1,725,956
South Carolina Public Service Authority Series D 4.77% 12/1/45	1,368,000	1,425,401
Texas Water Development Board Water Implementation Revenue
5.00% 10/15/46	3,265,000	3,686,120
Series A 5.00% 10/15/45	1,160,000	1,303,654
University of Missouri (Curators University) Taxable Build America Bonds 5.79% 11/1/41	4,070,000	5,080,052
Total Municipal Bonds (Cost $24,539,341)		28,677,535
NON-AGENCY ASSET-BACKED SECURITIES–10.63%
•American Express Credit Account Master Trust
Series 2017-5 A 2.84% (LIBOR01M + 0.38%) 2/18/25	9,655,000	9,651,141
Series 2018-3 A 2.78% (LIBOR01M + 0.32%) 10/15/25	5,500,000	5,460,220
Series 2018-5 A 2.80% (LIBOR01M + 0.34%) 12/15/25	2,953,000	2,932,333
Series 2018-7 A 2.82% (LIBOR01M + 0.36%) 2/17/26	6,900,000	6,858,169
Series 2018-9 A 2.84% (LIBOR01M + 0.38%) 4/15/26	15,800,000	15,694,467
American Tower Trust Series 13 2A 3.07% 3/15/48	5,831,000	5,742,596
•AMMC CLO 15 Series 2014-15A ARR 3.59% (LIBOR03M + 1.26%) 1/15/32	8,000,000	7,933,952
•AMMC CLO 16 Series 2015-16A AR 3.70% (LIBOR03M + 1.26%) 4/14/29	14,950,000	14,868,089
•AMMC CLO 19 Series 2016-19A A 3.94% (LIBOR03M + 1.50%) 10/15/28	3,000,000	2,999,088
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•AMMC CLO 22 Series 2018-22A A 3.52% (LIBOR03M + 1.03%) 4/25/31	2,300,000	$ 2,256,036
•Apex Credit CLO
Series 2017-1A A1 3.96% (LIBOR03M + 1.47%) 4/24/29	14,345,000	14,339,951
Series 2018-1A A2 3.52% (LIBOR03M + 1.03%) 4/25/31	7,000,000	6,866,426
•Atlas Senior Loan Fund X Series 2018-10A A 3.53% (LIBOR03M + 1.09%) 1/15/31	3,000,000	2,953,044
•Atrium XIII Series 13A A1 3.66% (LIBOR03M + 1.18%) 11/21/30	6,500,000	6,466,057
Avis Budget Rental Car Funding AESOP Series 2014-1A A 2.46% 7/20/20	3,654,000	3,643,292
BA Credit Card Trust
•Series 2016-A1 A 2.85% (LIBOR01M + 0.39%) 10/15/21	12,421,000	12,429,035
Series 2017-A1 A1 1.95% 8/15/22	3,500,000	3,458,226
Series 2018-A3 A3 3.10% 12/15/23	3,500,000	3,521,910
•Barclays Dryrock Issuance Trust Series 2017-1 A 2.79% (LIBOR01M + 0.33%) 3/15/23	1,382,000	1,382,527
•Benefit Street Partners CLO X Series 2016-10A A1 3.93% (LIBOR03M + 1.49%) 1/15/29	3,500,000	3,498,212
Black Diamond CLO
3.12% 1/20/32	3,000,000	2,998,767
3.39% 10/3/29	5,000,000	4,955,015
•Series 2017-1A A1A 3.78% (LIBOR03M + 1.29%) 4/24/29	9,000,000	8,923,644
Cabela's Credit Card Master Note Trust Series 2015-1A A1 2.26% 3/15/23	3,495,000	3,458,784
•Carmax Auto Owner Trust Series 2018-4 A2B 2.66% (LIBOR01M + 0.20%) 2/15/22	5,145,000	5,145,170
•Catamaran CLO Series 2014-1A A1BR 3.86% (LIBOR03M + 1.39%) 4/22/30	11,150,000	11,142,831
•CFIP CLO Series 2017-1A A 3.66% (LIBOR03M + 1.22%) 1/18/30	5,300,000	5,257,717

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Chase Issuance Trust Series 2017-A2 A 2.86% (LIBOR01M + 0.40%) 3/15/24	14,860,000	$ 14,859,981
•CIFC Funding Series 2017-1A A 3.83% (LIBOR03M + 1.36%) 4/23/29	9,500,000	9,481,503
Citibank Credit Card Issuance Trust
•Series 2016-A3 A3 2.87% (LIBOR01M + 0.49%) 12/7/23	10,000,000	10,010,980
Series 2017-A3 A3 1.92% 4/7/22	7,537,000	7,440,869
•Series 2017-A4 A4 2.60% (LIBOR01M + 0.22%) 4/7/22	7,605,000	7,605,003
•Series 2017-A5 A5 3.12% (LIBOR01M + 0.62%) 4/22/26	3,165,000	3,181,277
•Series 2017-A7 A7 2.76% (LIBOR01M + 0.37%) 8/8/24	4,525,000	4,510,996
•Citicorp Residential Mortgage Trust Series 2006-3 A5 5.28% 11/25/36	4,987,000	5,103,060
CNH Equipment Trust Series 2017-A A3 2.07% 5/16/22	12,240,000	12,119,826
•Crestline Denali CLO XV Series 2017-1A A 3.77% (LIBOR03M + 1.30%) 4/20/30	12,000,000	11,941,680
•CVP CLO Series 2017-2A A 3.66% (LIBOR03M + 1.19%) 1/20/31	6,300,000	6,232,647
•Discover Card Execution Note Trust
Series 2017-A1 A1 2.95% (LIBOR01M + 0.49%) 7/15/24	2,400,000	2,404,990
Series 2017-A7 A7 2.82% (LIBOR01M + 0.36%) 4/15/25	3,890,000	3,873,304
Series 2018-A2 A2 2.79% (LIBOR01M + 0.33%) 8/15/25	9,725,000	9,648,651
Ford Credit Auto Owner Trust
Series 2018-1 A 3.19% 7/15/31	8,500,000	8,432,171
•Series 2018-B A2B 2.58% (LIBOR01M + 0.12%) 9/15/21	6,935,000	6,935,274
Ford Credit Floorplan Master Owner Trust A
•Series 2015-2 A2 3.03% (LIBOR01M + 0.57%) 1/15/22	8,736,000	8,760,621
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust A (continued)
Series 2017-1 A1 2.07% 5/15/22	9,150,000	$ 9,026,794
•Series 2017-1 A2 2.88% (LIBOR01M + 0.42%) 5/15/22	2,775,000	2,784,107
•Series 2018-1 A2 2.74% (LIBOR01M + 0.28%) 5/15/23	5,525,000	5,496,713
GMF Floorplan Owner Revolving Trust Series 2017-1 A1 2.22% 1/18/22	2,100,000	2,081,926
•Golden Credit Card Trust Series 2014-2A A 2.91% (LIBOR01M + 0.45%) 3/15/21	4,120,000	4,120,351
•GoldenTree Loan Management US CLO 1 Series 2017-1A A 3.69% (LIBOR03M + 1.22%) 4/20/29	11,120,000	11,038,168
•Golub Capital Partners CLO 19B-R Series 2017-19RA A1A 3.81% (LIBOR03M + 1.30%) 7/26/29	10,000,000	9,937,500
•Grippen Park CLO Series 2017-1A A 3.73% (LIBOR03M + 1.26%) 1/20/30	12,000,000	11,973,024
Hertz Vehicle Financing Series 2018-2A A 3.65% 6/27/22	1,300,000	1,310,131
HOA Funding Series 2014-1A A2 4.85% 8/20/44	1,454,850	1,448,885
•Hull Street CLO Series 2014-1A AR 3.66% (LIBOR03M + 1.22%) 10/18/26	9,000,000	8,995,995
•Hyundai Auto Lease Securitization Trust Series 2018-A A2B 2.66% (LIBOR01M + 0.20%) 8/17/20	6,071,070	6,069,910
•ICG US CLO Series 2017-1A A 3.86% (LIBOR03M + 1.35%) 4/28/29	9,000,000	8,940,879
•KKR CLO Series 20 A 3.57% (LIBOR03M + 1.13%) 10/16/30	6,400,000	6,315,590
•KKR Financial CLO Series 2013-1A A1R 3.73% (LIBOR03M + 1.29%) 4/15/29	10,000,000	9,925,000
•Mariner ClO 5 Series 2018-5A A 3.60% (LIBOR03M + 1.11%) 4/25/31	4,000,000	3,940,048

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Mercedes-Benz Master Owner Trust
Series 2017-BA A 2.88% (LIBOR01M + 0.42%) 5/16/22	4,285,000	$ 4,285,414
Series 2018-BA A 2.80% (LIBOR01M + 0.34%) 5/15/23	2,900,000	2,891,973
•Midocean Credit CLO IX Series 2018-9A A1 3.40% (LIBOR03M + 1.15%) 7/20/31	7,000,000	6,886,404
•Midocean Credit ClO VIII Series 2018-8A A1 3.47% (LIBOR03M + 1.15%) 2/20/31	4,000,000	3,938,856
•Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 3.14% (LIBOR01M + 0.63%) 9/25/23	2,900,000	2,896,047
•Neuberger Berman Loan Advisers CLO Series 2018-29A A1 3.57% (LIBOR03M + 1.13%) 10/19/31	3,000,000	2,955,000
•New Residential Mortgage Loan Trust Series 2018-RPL1 A1 3.50% 12/25/57	2,405,606	2,378,415
•Nissan Auto Lease Trust Series 2018-A A2B 2.61% (LIBOR01M + 0.15%) 2/16/21	5,150,000	5,150,698
•Nissan Master Owner Trust Receivables Series 2017-C A 2.78% (LIBOR01M + 0.32%) 10/17/22	9,860,000	9,846,271
•Northwoods Capital XV Series 2017-15A A 4.09% (LIBOR03M + 1.30%) 6/20/29	5,500,000	5,466,197
•Penarth Master Issuer Series 2018-2A A1 2.91% (LIBOR01M + 0.45%) 9/18/22	9,835,000	9,823,375
•PFS Financing
Series 2018-A A 2.86% (LIBOR01M + 0.40%) 2/15/22	2,730,000	2,728,039
Series 2018-E A 2.91% (LIBOR01M + 0.45%) 10/17/22	14,020,000	13,995,437
•Saranac ClO VII Series 2014-2A A1AR 3.87% (LIBOR03M + 1.23%) 11/20/29	10,000,000	9,927,410
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
SBA Tower Trust Series 2014-1A C 2.90% 10/15/44	3,512,000	$ 3,491,298
•Shackleton CLO Series 2017-10A A 3.80% (LIBOR03M + 1.33%) 4/20/29	4,000,000	3,997,108
•Sound Point ClO XV Series 2017-1A A 3.87% (LIBOR03M + 1.39%) 1/23/29	2,000,000	1,998,232
•Steele Creek CLO Series 2017-1A A 3.69% (LIBOR03M + 1.25%) 1/15/30	5,500,000	5,457,622
Tesla Auto Lease Trust Series 2018-B A 3.71% 8/20/21	5,350,000	5,362,792
•TIAA CLO II Series 2017-1A A 3.75% (LIBOR03M + 1.28%) 4/20/29	9,320,000	9,274,845
•TIAA CLO III Series 2017-2A A 3.59% (LIBOR03M + 1.15%) 1/16/31	14,000,000	13,828,360
•TICP CLO IX Series 2017-9A A 3.61% (LIBOR03M + 1.14%) 1/20/31	9,600,000	9,473,270
•Towd Point Mortgage Trust
Series 2015-5 A1B 2.75% 5/25/55	2,347,240	2,311,779
Series 2015-6 A1B 2.75% 4/25/55	2,659,073	2,611,928
Series 2016-1 A1B 2.75% 2/25/55	1,688,242	1,664,983
Series 2016-2 A1 3.00% 8/25/55	1,694,150	1,668,473
Series 2016-3 A1 2.25% 4/25/56	2,254,296	2,202,543
Series 2017-1 A1 2.75% 10/25/56	1,916,761	1,874,984
Series 2017-2 A1 2.75% 4/25/57	1,001,288	979,221
Series 2018-1 A1 3.00% 1/25/58	1,635,777	1,605,897
Toyota Auto Receivables Owner Trust
•Series 2017-B A2B 2.52% (LIBOR01M + 0.06%) 1/15/20	1,166,862	1,166,861
Series 2018-D A2 2.98% 8/15/21	13,820,000	13,837,257
•Trinitas CLO VI Series 2017-6A A 3.81% (LIBOR03M + 1.32%) 7/25/29	9,750,000	9,714,919

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Venture 34 CLO Series 2018-34A A 3.72% (LIBOR03M + 1.23%) 10/15/31	7,500,000	$ 7,369,635
•Venture CDO Series 2016-25A A1 3.96% (LIBOR03M + 1.49%) 4/20/29	4,020,000	4,010,871
•Venture XXII CLO Series 2015-22A AR 3.52% (LIBOR03M + 1.08%) 1/15/31	4,000,000	3,908,328
•Verizon Owner Trust
Series 2017-3A A1B 2.74% (LIBOR01M + 0.27%) 4/20/22	5,741,000	5,739,277
Series 2018-1A A1B 2.73% (LIBOR01M + 0.26%) 9/20/22	5,000,000	4,992,469
•Volkswagen Auto Loan Enhanced Trust Series 2018-1 A2B 2.65% (LIBOR01M + 0.18%) 7/20/21	5,150,000	5,151,469
•Volvo Financial Equipment Master Owner Trust Series 2017-A A 2.96% (LIBOR01M + 0.50%) 11/15/22	4,500,000	4,509,522
•Voya CLO
Series 2017-1A A1 3.70% (LIBOR03M + 1.25%) 4/17/30	5,000,000	4,986,510
Series 2018-3A A1A 3.61% (LIBOR03M + 1.15%) 10/15/31	3,085,000	3,058,605
Wendy's Funding Series 2018-1A A2I 3.57% 3/15/48	2,965,050	2,841,526
•Zais ClO 6 Series 2017-1A A1 3.81% (LIBOR03M + 1.37%) 7/15/29	9,000,000	8,968,581
Total Non-Agency Asset-Backed Securities (Cost $644,644,174)		642,013,254
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.66%
•Agate Bay Mortgage Trust
Series 2015-1 B1 3.82% 1/25/45	3,073,455	3,069,464
Series 2015-1 B2 3.82% 1/25/45	1,736,694	1,728,346
•Flagstar Mortgage Trust
Series 2017-2 A5 3.50% 10/25/47	2,744,985	2,729,138
Series 2018-1 A5 3.50% 3/25/48	3,538,258	3,494,032
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Flagstar Mortgage Trust (continued)
Series 2018-5 A7 4.00% 9/25/48	2,738,693	$ 2,752,814
•Galton Funding Mortgage Trust Series 2018-1 A43 3.50% 11/25/57	2,555,218	2,547,081
•Holmes Master Issuer Series 2018-2A A2 2.86% (LIBOR03M + 0.42%) 10/15/54	3,930,000	3,931,556
•JPMorgan Mortgage Trust
Series 2014-2 B1 3.42% 6/25/29	1,803,127	1,793,004
Series 2014-2 B2 3.42% 6/25/29	671,791	663,983
Series 2014-IVR6 2A4 2.50% 7/25/44	2,896,000	2,896,913
Series 2015-1 B2 3.30% 12/25/44	3,681,917	3,666,528
Series 2015-4 B1 3.62% 6/25/45	2,887,837	2,861,268
Series 2015-4 B2 3.62% 6/25/45	2,068,130	2,024,073
Series 2015-5 B2 3.16% 5/25/45	3,241,010	3,197,703
Series 2015-6 B1 3.61% 10/25/45	2,366,717	2,354,731
Series 2015-6 B2 3.61% 10/25/45	2,005,275	1,981,089
Series 2015-6 B3 3.61% 10/25/45	3,594,343	3,477,465
Series 2016-4 B1 3.90% 10/25/46	1,532,642	1,536,713
Series 2016-4 B2 3.90% 10/25/46	2,614,768	2,607,145
Series 2017-1 B2 3.55% 1/25/47	4,806,353	4,681,359
Series 2017-2 A3 3.50% 5/25/47	2,104,874	2,063,957
Series 2018-1 A3 3.50% 6/25/48	2,961,872	2,904,370
Series 2018-3 A5 3.50% 9/25/48	6,561,144	6,473,237
Series 2018-4 A15 3.50% 10/25/48	4,352,931	4,322,286
Series 2018-6 1A4 3.50% 12/25/48	2,759,755	2,737,201
Series 2018-7FRB A2 3.07% (LIBOR01M + 0.75%) 4/25/46	3,113,988	3,113,962
Series 2018-9 A3 4.00% 2/25/49	5,455,177	5,471,101
•Sequoia Mortgage Trust
Series 2013-4 B2 3.49% 4/25/43	1,838,864	1,807,504

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust (continued)
Series 2014-2 A4 3.50% 7/25/44	1,642,372	$ 1,625,484
Series 2015-1 B2 3.88% 1/25/45	2,188,485	2,205,053
Series 2017-4 A1 3.50% 7/25/47	2,237,424	2,201,678
Series 2018-5 A4 3.50% 5/25/48	3,668,787	3,638,068
Series 2018-8 A4 4.00% 11/25/48	6,535,254	6,561,258
•Thornburg Mortgage Securities Trust Series 2007-4 1A1 4.23% 9/25/37	1,033,864	1,038,786
Total Non-Agency Collateralized Mortgage Obligations (Cost $99,742,104)		100,158,350
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–6.59%
BANK
*•Series 2017-BNK4 XA 1.44% 5/15/50	27,046,239	2,254,688
Series 2017-BNK5 A5 3.39% 6/15/60	4,486,482	4,390,045
•Series 2017-BNK5 B 3.90% 6/15/60	4,085,000	4,003,572
Series 2017-BNK7 A5 3.44% 9/15/60	4,470,000	4,377,305
Series 2017-BNK8 A4 3.49% 11/15/50	3,225,000	3,190,096
Series 2018-BN14 A4 4.23% 9/15/60	4,700,000	4,856,402
BBCMS Mortgage Trust Series 2018-C2 A5 4.31% 12/15/51	5,715,000	5,970,723
BENCHMARK Mortgage Trust
•Series 2018-B1 A5 3.67% 1/15/51	1,220,000	1,220,996
Series 2018-B6 A4 4.26% 10/10/51	3,000,000	3,137,845
Caesars Palace Las Vegas Trust Series 2017-VICI B 3.83% 10/15/34	5,270,000	5,287,555
CCUBS Commercial Mortgage Trust Series 2017-C1 A4 3.54% 11/15/50	2,400,000	2,376,566
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	10,185,000	9,974,638
•Series 2017-CD6 B 3.91% 11/13/50	2,760,000	2,694,071
CFCRE Commercial Mortgage Trust
•Series 2011-C2 C 5.76% 12/15/47	4,875,000	5,129,434
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust (continued)
Series 2016-C7 A3 3.84% 12/10/54	6,870,000	$ 6,926,519
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	4,941,000	4,999,461
Series 2015-GC27 A5 3.14% 2/10/48	14,090,000	13,849,041
Series 2016-P3 A4 3.33% 4/15/49	7,897,000	7,781,943
Series 2017-C4 A4 3.47% 10/12/50	3,940,000	3,886,380
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	5,355,000	5,293,308
Series 2013-WWP A2 3.42% 3/10/31	2,235,000	2,271,333
Series 2014-CR19 A5 3.80% 8/10/47	3,947,000	4,025,263
Series 2014-CR20 AM 3.94% 11/10/47	10,915,000	11,081,016
Series 2015-3BP A 3.18% 2/10/35	22,346,000	22,010,305
Series 2015-CR23 A4 3.50% 5/10/48	3,327,000	3,334,714
♦Commercial Mortgage Pass Through Certificates Series 2016-CR28 A4 3.76% 2/10/49	8,088,000	8,182,160
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	9,400,000	9,230,519
Series 2016-C3 A5 2.89% 8/10/49	6,360,000	6,068,484
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.70% 11/10/46	3,252,000	3,393,829
GRACE Mortgage Trust
Series 2014-GRCE A 3.37% 6/10/28	10,624,000	10,652,840
Series 2014-GRCE B 3.52% 6/10/28	5,588,000	5,581,389
GS Mortgage Securities Trust
•Series 2010-C1 C 5.64% 8/10/43	2,023,000	2,067,268
Series 2015-GC32 A4 3.76% 7/10/48	5,118,000	5,192,737
*•Series 2017-GS5 XA 0.82% 3/10/50	90,858,077	4,975,806
Series 2017-GS6 A3 3.43% 5/10/50	4,900,000	4,808,031
•Series 2018-GS9 A4 3.99% 3/10/51	3,480,000	3,546,346
•Series 2018-GS9 B 4.32% 3/10/51	2,875,000	2,901,114

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPM-BB Commercial Mortgage Securities Trust
*•Series 2015-C27 XA 1.32% 2/15/48	92,783,043	$ 4,450,840
Series 2015-C31 A3 3.80% 8/15/48	8,575,000	8,724,804
Series 2015-C33 A4 3.77% 12/15/48	18,043,000	18,295,551
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	11,776,000	11,477,944
Series 2016-C4 A3 3.14% 12/15/49	7,150,000	6,923,714
Series 2017-C7 A5 3.41% 10/15/50	3,755,000	3,686,474
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.57% 8/12/37	1,656,000	1,694,229
Series 2013-LC11 B 3.50% 4/15/46	8,529,000	8,309,832
Series 2015-JP1 A5 3.91% 1/15/49	8,627,000	8,818,185
Series 2016-JP2 A4 2.82% 8/15/49	10,654,000	10,117,897
Series 2016-WIKI A 2.80% 10/5/31	4,525,000	4,451,750
Series 2016-WIKI B 3.20% 10/5/31	4,395,000	4,320,570
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	3,115,596	2,149,997
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	4,533,000	4,597,650
Series 2015-C23 A4 3.72% 7/15/50	17,967,000	18,162,720
Series 2015-C26 A5 3.53% 10/15/48	5,698,000	5,690,410
Series 2016-C29 A4 3.33% 5/15/49	4,910,000	4,830,806
Morgan Stanley Capital I Trust
•Series 2006-HQ10 B 5.45% 11/12/41	2,345,000	2,217,164
Series 2011-C3 A4 4.12% 7/15/49	5,645,000	5,772,889
Series 2018-L1 A4 4.41% 10/15/51	4,257,000	4,455,449
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	5,033,337	5,064,308
•Series 2018-C9 A4 4.12% 3/15/51	6,050,000	6,229,294
•UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 3.65% 3/10/46	3,300,000	3,265,483
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.41% 12/15/47	5,756,058	$ 5,761,211
Series 2015-NXS3 A4 3.62% 9/15/57	3,185,000	3,202,537
Series 2016-BNK1 A3 2.65% 8/15/49	7,895,000	7,407,136
Series 2017-C38 A5 3.45% 7/15/50	5,730,000	5,618,992
WF -RBS Commercial Mortgage Trust Series 2012-C10 A3 2.88% 12/15/45	11,490,000	11,312,403
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $411,151,785)		397,933,981
ΔSOVEREIGN BOND–0.03%
Bermuda—0.03%
Bermuda Government International Bond 3.72% 1/25/27	2,200,000	2,103,574
		2,103,574
Total Sovereign Bond (Cost $2,199,702)		2,103,574
SUPRANATIONAL BANK–0.06%
Banque Ouest Africaine de Developpement 5.00% 7/27/27	4,150,000	3,902,320
Total Supranational Bank (Cost $4,072,441)		3,902,320
U.S. TREASURY OBLIGATIONS–14.62%
≠U.S. Treasury Bill 2.20% 1/8/19	37,410,000	37,394,215
U.S. Treasury Bonds 3.38% 11/15/48	217,070,000	232,184,347
U.S. Treasury Notes
1.25% 6/30/19	35,825,000	35,602,493
2.88% 9/30/23	58,185,000	59,139,598
2.88% 10/31/23	88,475,000	89,959,375
2.88% 11/30/23	6,965,000	7,087,432
2.88% 8/15/28	56,085,000	56,963,519
3.13% 11/15/28	351,725,000	364,894,080
Total U.S. Treasury Obligations (Cost $858,173,874)		883,225,059

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund
Schedule of Investments (continued)
	Number of Shares	Value(U.S. $)
PREFERRED STOCK–0.01%
•USB Realty 3.58% (LIBOR03M + 1.15%) 1/15/22	615,000	$ 533,513
Total Preferred Stock (Cost $493,681)		533,513

	Principal Amount°
SHORT-TERM INVESTMENTS—3.33%
Agency Obligations–0.83%
≠Federal Home Loan Bank Discount Notes 2.38% 1/11/19	50,000,000	49,970,350
		49,970,350
≠Discounted Commercial Paper–2.50%
Banco Estado Chile 2.41% 1/2/19	48,820,000	48,816,772
	Principal Amount°	Value(U.S. $)
SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
CPPIB Capital 2.50% 2/1/19	36,785,000	$ 36,707,394
Dartmouth College 2.42% 1/24/19	9,500,000	9,485,615
Toronto Dominion Bank 2.58% 2/15/19	25,000,000	24,920,938
Yale University 2.45% 1/16/19	31,250,000	31,218,750
		151,149,469
Total Short-Term Investments (Cost $201,116,969)		201,119,819

TOTAL INVESTMENTS–102.07% (Cost $6,234,924,915)	6,166,567,586

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.07%)	(125,166,813)
NET ASSETS APPLICABLE TO 462,716,272 SHARES OUTSTANDING–100.00%	$6,041,400,773

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
3,312	U.S. Treasury 10 yr Notes	$404,115,750	$394,134,243	3/20/19	$ 9,981,507	$—
5,461	U.S. Treasury 5 yr Notes	626,308,438	615,654,883	3/29/19	10,653,555	—
672	U.S. Treasury Long Bonds	98,112,000	97,377,243	3/20/19	734,757	—
Total Futures Contracts					$21,369,819	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund
Schedule of Investments (continued)
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
DB–Deutsche Bank
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM–JPMorgan
LB–Lehman Brothers
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
RBS–Royal Bank of Scotland
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
TBA–To be announced
UBS–Union Bank of Switzerland
USSW5–5 year Swap Rate
WF–Wells Fargo
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Investments, at value	$6,166,567,586
Receivable for securities sold	244,480,295
Cash	55,898,139
Dividends and interest receivable	41,523,158
Cash collateral held at broker for futures contracts	9,795,148
Variation margin due from broker on futures contracts	3,038,897
Receivable for fund shares sold	1,257,019
Prepaid expenses	40,691
Foreign currencies, at value	21,904
TOTAL ASSETS	6,522,622,837
LIABILITIES:
Payable for securities purchased	461,446,231
Payable for fund shares redeemed	12,017,054
Cash collateral due to brokers for TBAs	4,570,000
Due to manager and affiliates	2,860,800
Other accrued expenses payable	327,979
TOTAL LIABILITIES	481,222,064
TOTAL NET ASSETS	$6,041,400,773
Investments, at cost	$6,234,924,915
Foreign currencies, at cost	21,904
Standard Class:
Net Assets	$2,393,635,053
Shares Outstanding	183,325,669
Net Asset Value Per Share	$ 13.057
Service Class:
Net Assets	$3,647,765,720
Shares Outstanding	279,390,603
Net Asset Value Per Share	$ 13.056
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$6,241,369,305
Distributable earnings/(accumulated loss)	(199,968,532)
TOTAL NET ASSETS	$6,041,400,773
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$ 213,239,592
Dividends	232,589
213,472,181
EXPENSES:
Management fees	19,512,202
Distribution fees-Service Class	12,907,836
Shareholder servicing fees	1,832,046
Accounting and administration expenses	1,533,060
Reports and statements to shareholders	561,015
Trustees’ fees and expenses	205,557
Professional fees	163,719
Pricing fees	114,239
Custodian fees	51,542
Consulting fees	5,525
Other	57,047
Total operating expenses	36,943,788
NET INVESTMENT INCOME	176,528,393
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(120,246,172)
Foreign currencies	183,824
Futures contracts	19,298,844
Swap contracts	(1,550,322)
Net realized loss	(102,313,826)
Net change in unrealized appreciation (depreciation) of:
Investments	(166,949,419)
Foreign currencies	62,547
Futures contracts	23,391,293
Swap contracts	255,435
Net change in unrealized appreciation (depreciation)	(143,240,144)
NET REALIZED AND UNREALIZED LOSS	(245,553,970)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (69,025,577)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 176,528,393	$ 146,364,723
Net realized loss	(102,313,826)	(13,092,971)
Net change in unrealized appreciation (depreciation)	(143,240,144)	127,360,611
Net increase (decrease) in net assets resulting from operations	(69,025,577)	260,632,363
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(77,529,246)	(78,272,526)
Service Class	(106,882,056)	(89,625,947)
	(184,411,302)	(167,898,473)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	259,250,390	145,459,264
Service Class	463,060,718	461,925,039
Reinvestment of dividends and distributions:
Standard Class	77,529,246	78,272,526
Service Class	106,882,056	89,625,947
	906,722,410	775,282,776
Cost of shares redeemed:
Standard Class	(602,570,092)	(833,436,285)
Service Class	(390,692,988)	(230,008,531)
	(993,263,080)	(1,063,444,816)
Decrease in net assets derived from capital share transactions	(86,540,670)	(288,162,040)
NET DECREASE IN NET ASSETS	(339,977,549)	(195,428,150)
NET ASSETS:
Beginning of year	6,381,378,322	6,576,806,472
End of year	$6,041,400,773	$ 6,381,378,322
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (78,272,526)
Service Class		(89,625,947)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.607	$ 13.417	$ 13.590	$ 13.903	$ 13.466
Income (loss) from investment operations:
Net investment income[1]	0.402	0.340	0.308	0.315	0.315
Net realized and unrealized gain (loss)	(0.518)	0.247	0.061	(0.261)	0.488
Total from investment operations	(0.116)	0.587	0.369	0.054	0.803
Less dividends and distributions from:
Net investment income	(0.434)	(0.397)	(0.386)	(0.335)	(0.290)
Net realized gain	—	—	(0.156)	(0.032)	(0.076)
Total dividends and distributions	(0.434)	(0.397)	(0.542)	(0.367)	(0.366)
Net asset value, end of period	$ 13.057	$ 13.607	$ 13.417	$ 13.590	$ 13.903
Total return[2]	(0.83%)	4.37%	2.72%	0.39%	5.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,393,635	$2,762,644	$3,324,029	$4,550,985	$4,304,241
Ratio of expenses to average net assets	0.38%	0.37%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	3.00%	2.48%	2.20%	2.25%	2.25%
Portfolio turnover	153%	179%	285%	364%	426%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.606	$ 13.417	$ 13.589	$ 13.902	$ 13.466
Income (loss) from investment operations:
Net investment income[1]	0.354	0.292	0.259	0.266	0.265
Net realized and unrealized gain (loss)	(0.517)	0.246	0.062	(0.261)	0.489
Total from investment operations	(0.163)	0.538	0.321	0.005	0.754
Less dividends and distributions from:
Net investment income	(0.387)	(0.349)	(0.337)	(0.286)	(0.242)
Net realized gain	—	—	(0.156)	(0.032)	(0.076)
Total dividends and distributions	(0.387)	(0.349)	(0.493)	(0.318)	(0.318)
Net asset value, end of period	$ 13.056	$ 13.606	$ 13.417	$ 13.589	$ 13.902
Total return[2]	(1.18%)	4.00%	2.37%	0.03%	5.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,647,766	$3,618,734	$3,252,777	$2,986,870	$2,784,103
Ratio of expenses to average net assets	0.73%	0.72%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	2.65%	2.13%	1.85%	1.90%	1.90%
Portfolio turnover	153%	179%	285%	364%	426%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–31

LVIP Delaware Bond Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize current income yield consistent with a prudent investment strategy.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Delaware Bond Fund–32

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$360,944
Legal	70,991
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $500,120 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,604,633
Distribution fees payable to LFD	1,093,721
Printing and mailing fees payable to Lincoln Life	11,929
Shareholder servicing fees payable to Lincoln Life	150,517
LVIP Delaware Bond Fund–33

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $9,546,773.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$2,824,665,973
Purchases of U.S. government securities	6,810,566,653
Sales other than U.S. government securities	3,053,086,581
Sales of U.S. government securities	6,499,966,224
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$6,236,285,513
Aggregate unrealized appreciation of investments and derivatives	$ 56,124,626
Aggregate unrealized depreciation of investments and derivatives	(125,842,553)
Net unrealized depreciation of investments and derivatives	$ (69,717,927)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Bond Fund–34

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$ 308,071,422	$—	$ 308,071,422
Agency Commercial Mortgage-Backed Securities	—	87,607,306	—	87,607,306
Agency Mortgage-Backed Securities	—	1,359,628,314	—	1,359,628,314
Corporate Bonds	—	2,069,096,590	—	2,069,096,590
Loan Agreements	—	82,496,549	—	82,496,549
Municipal Bonds	—	28,677,535	—	28,677,535
Non-Agency Asset-Backed Securities	—	642,013,254	—	642,013,254
Non-Agency Collateralized Mortgage Obligations	—	100,158,350	—	100,158,350
Non-Agency Commercial Mortgage-Backed Securities	—	397,933,981	—	397,933,981
Sovereign Bond	—	2,103,574	—	2,103,574
Supranational Bank	—	3,902,320	—	3,902,320
U.S. Treasury Obligations	—	883,225,059	—	883,225,059
Preferred Stock	—	533,513	—	533,513
Short-Term Investment	—	201,119,819	—	201,119,819
Total Investments	$—	$6,166,567,586	$—	$6,166,567,586
Derivatives:

Assets:
Futures Contracts	$21,369,819	$—	$—	$21,369,819
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$184,411,302	$167,898,473
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 19,253,377
Capital loss carryforward	(145,782,173)
Other temporary differences	(3,706,625)
Net unrealized depreciation	(69,733,111)
Distributable earnings/(accumulated loss)	$(199,968,532)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP Delaware Bond Fund–35

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$119,412,125	$26,370,048	$145,782,173
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	19,349,040	10,565,178
Service Class	34,587,291	33,715,860
Shares reinvested:
Standard Class	5,975,659	5,748,992
Service Class	8,236,817	6,581,916
	68,148,807	56,611,946
Shares redeemed:
Standard Class	(45,035,540)	(61,031,670)
Service Class	(29,402,160)	(16,774,929)
	(74,437,700)	(77,806,599)
Net decrease	(6,288,893)	(21,194,653)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securites against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.
Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.
LVIP Delaware Bond Fund–36

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2018, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
No interest rate swap contracts were outstanding at December 31, 2018.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2018, the Fund used CDS contracts to hedge against credit events.   No CDS contracts were outstanding at December 31, 2018.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due from broker on futures contracts	$21,369,819	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$19,298,844	$23,391,293
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,156,290)	—
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	605,968	255,435
Total		$17,748,522	$23,646,728
LVIP Delaware Bond Fund–37

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$424,976,875	$231,034,076
CDS contracts (average notional value)*	17,566,497	—
Interest rate swap contracts (average notional value)**	—	3,962,308

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had no assets and liabilities subject to offsetting provisions.
8.  Credit and Market Risk
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
LVIP Delaware Bond Fund–38

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registrationunder Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Fundmay also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuernot involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner andat a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functionsof determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Bond Fund–39

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Delaware Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Delaware Bond Fund–40

LVIP Delaware Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Bond Fund–41

LVIP Delaware Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Funds, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Bloomberg Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one and ten year periods, below the return of the Morningstar peer group median and above the benchmark index for the three and five year periods. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include breakpoints, compared to the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Funds may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Delaware Bond Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Delaware Bond Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Delaware Bond Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Delaware Bond Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Bond Fund–46

LVIP Delaware Diversified Floating Rate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Floating Rate Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 0.27% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the ICE Bank of America Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index1, returned 2.08%.
In a year that should have been celebrated for the long-awaited return of 3%-plus U.S. gross domestic product (GDP) growth, why did financial market fears and volatility become the central story? One possible answer is that 2018’s U.S. economic growth rate was a direct result of an extremely rare, late-cycle fiscal stimulus package, and the growth benefits from this stimulus may not be sustainable. Secular headwinds still exist in the U.S. and global economies, and a return to much slower growth in 2019 seems inevitable to us. Of equal concern, U.S. Federal Reserve policy in 2018 was significantly influenced by the stimulus-driven bounce in growth and optimism. The Fed’s estimates for a neutral federal funds rate and for a long-term federal funds rate seemed to push higher during 2018 as the Federal Open Market Committee (FOMC) reacted to a likely shift toward stronger economic growth and increasing inflation. Although the FOMC’s December meeting “dots” indicated a slightly slower pace of planned tightening in 2019, the Fed’s four rate increases in 2018 may turn out to have been overly aggressive and a policy error.
We know that on occasion in the past, the Fed has “created tomorrow’s problems by fighting the wrong enemy today.” As investors, we enter 2019 prepared for a modest slowing in economic growth, but we will also be watchful for signs that Fed policy errors already in the books may have created the basis for a far more challenging environment.
Exposure to investment grade credit averaged 59% during the year and returned 0.86%, underperforming the benchmark. Non-corporate holdings, which includes high quality foreign agencies and supranationals, was the top performing investment grade sector, generating a 1.43% return. Non-corporates represented 6% of the portfolio. Industrials, the largest sector of investment grade credit at 25%, returned 1.15%, followed by utilities and financials returning 1.00% and 0.41%, respectively.
An allocation to triple-A rated asset-backed securities ("AAA ABS") averaged 13% during the year and returned 1.94%. Exposure to triple-A tranches of collateralized-loan obligations returned an 1.71% during the year, underperforming AAA ABS. Both sectors underperformed the benchmark.
Bank loans returned -0.24, underperforming the benchmark. Higher quality loans, similar to the holdings of this portfolio, underperformed lower quality loans as outflows during the 4th quarter were concentrated in the larger, higher-quality, liquid names.
The Fund utilized interest rate swaps and credit default swap indexes (CDX) throughout the year. Interest rate swaps were utilized to convert fixed rate exposure to floating rate exposure, as well as managing the overall duration of the portfolio. CDX swaps were utilized to protect the portfolio from credit risk. Interest rate swaps added approximately 16 basis points to performance.
Portfolio Managers:
Delaware Investments Fund Advisers:	Roger A. Early
Paul Grillo
J. David Hillmeyer
Adam H. Brown
Brian M. Scotto
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/3/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,168 for the Standard Class shares and to $10,928 for the Service Class shares. For comparison, look at how the ICE Bank of America Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index did from 5/3/10 through 12/31/18. The same $10,000 investment would have increased to $10,578. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	+ 0.27%
Five Years	+ 0.98%
Inception (5/3/10)	+ 1.28%
Service Class Shares
One Year	+ 0.02%
Five Years	+ 0.73%
Inception (5/3/10)	+ 1.03%
1. The Intercontinental Exchange (ICE) Bank of America Merrill Lynch USD 3-Month Deposit Offered Rate Constant Maturity Index (formerly known as The Bank of America Merrill Lynch U.S. Dollar LIBOR 3-Month Index) tracks the performance of a synthetic asset paying London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (“DMHI”) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Common wealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2018 Delaware Management Holdings, Inc.
LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$997.10	0.63%	$3.17
Service Class Shares	1,000.00	995.90	0.88%	4.43
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.63%	$3.21
Service Class Shares	1,000.00	1,020.80	0.88%	4.48

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	0.82%
Agency Commercial Mortgage-Backed Security	0.54%
Convertible Bonds	0.46%
Corporate Bonds	55.92%
Aerospace & Defense	1.90%
Agriculture	1.48%
Airlines	0.12%
Auto Manufacturers	1.86%
Banks	18.58%
Beverages	1.02%
Chemicals	1.02%
Commercial Services	0.02%
Computers	1.09%
Diversified Financial Services	2.81%
Electric	4.58%
Food	0.93%
Forest Products & Paper	0.15%
Gas	0.08%
Health Care Products	1.58%
Health Care Services	0.75%
Insurance	0.34%
Internet	0.03%
Iron & Steel	0.02%
Lodging	0.42%
Machinery Diversified	0.42%
Media	1.39%
Mining	0.26%
Miscellaneous Manufacturing	0.91%
Oil & Gas	3.02%
Pharmaceuticals	1.74%
Pipelines	1.20%
Real Estate Investment Trusts	0.34%
Retail	1.62%
Savings & Loans	0.03%
Semiconductors	0.91%
Software	1.70%
Telecommunications	3.00%
Transportation	0.29%
Trucking & Leasing	0.31%
Security Type/Sector	Percentage of Net Assets
Loan Agreements	9.32%
Non-Agency Asset-Backed Securities	18.73%
Non-Agency Commercial Mortgage-Backed Securities	2.22%
Regional Bonds	0.48%
Sovereign Bonds	1.47%
Supranational Banks	2.18%
U.S. Treasury Obligations	5.29%
Convertible Preferred Stocks	0.17%
Preferred Stock	0.46%
Total Investments	98.06%
Receivables and Other Assets Net of Liabilities	1.94%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	6.82%
AAA	25.81%
AA	9.42%
A	25.00%
BBB	26.36%
BB	5.13%
B	0.75%
Non-Rated	0.71%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets
December 31, 2018
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.82%
•Fannie Mae Connecticut Avenue Securities
Series 2016-C03 1M1 4.51% (LIBOR01M + 2.00%) 10/25/28	284,585	$ 286,843
Series 2016-C04 1M1 3.96% (LIBOR01M + 1.45%) 1/25/29	199,606	200,345
Series 2017-C01 1M1 3.81% (LIBOR01M + 1.30%) 7/25/29	227,102	227,787
•Fannie Mae REMICs
Series 2005-106 QF 3.02% (LIBOR01M + 0.51%) 12/25/35	881,335	890,123
Series 2006-40 F 2.81% (LIBOR01M + 0.30%) 5/25/36	65,222	65,165
•Freddie Mac REMICs
Series 3152 JF 2.91% (LIBOR01M + 0.45%) 8/15/35	64,174	64,350
Series 3311 VF 2.70% (LIBOR01M + 0.24%) 5/15/37	177,150	176,387
Series 3800 AF 2.96% (LIBOR01M + 0.50%) 2/15/41	228,163	229,486
GNMA
•Series 2010-46 MF 2.86% (LIBOR01M + 0.40%) 5/16/34	240,784	240,409
*•Series 2017-80 AS 3.73% (6.20% minus LIBOR01M) 5/20/47	12,461,879	2,166,488
•Permanent Master Issuer Series 2018-1A 1A1 2.82% (LIBOR03M + 0.38%) 7/15/58	3,000,000	2,997,243
Total Agency Collateralized Mortgage Obligations (Cost $7,752,011)		7,544,626
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.54%
•FREMF Mortgage Trust Series 2014-K716 B B 3.95% 8/25/47	4,820,000	4,903,251
Total Agency Commercial Mortgage-Backed Security (Cost $4,985,930)		4,903,251
CONVERTIBLE BONDS–0.46%
Ares Capital 3.75% exercise price $19.39, maturity date 2/1/22	202,000	202,364
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	25,000	$ 27,875
Blackstone Mortgage Trust
4.38% exercise price $35.67, maturity date 5/5/22	629,000	615,229
4.75% exercise price $36.23, maturity date 3/15/23	290,000	283,280
Cemex SAB de CV 3.72% exercise price $11.01, maturity date 3/15/20	108,000	105,646
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	290,000	203,174
DISH Network
2.38% exercise price $82.22, maturity date 3/15/24	49,000	39,196
3.38% exercise price $65.18, maturity date 8/15/26	18,000	14,580
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	461,000	475,337
GCI Liberty 1.75% exercise price $370.52, maturity date 9/30/46	123,000	120,384
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	512,000	475,037
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	110,000	108,338
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	46,000	47,516
Liberty Media 2.25% exercise price $34.93, maturity date 9/30/46	15,000	7,134
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	33,000	25,035
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	61,000	61,311
Spirit Realty Capital 3.75% exercise price $57.48, maturity date 5/15/21	575,000	563,888
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	9,000	7,932
LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19	181,000	$ 174,994
Tesla Energy Operations 1.63% exercise price $759.35, maturity date 11/1/19	580,000	544,381
Vector Group 1.75% exercise price $21.28, maturity date 4/15/20	85,000	85,584
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	69,000	67,094
Total Convertible Bonds (Cost $4,388,616)		4,255,309

	Number of Shares
CONVERTIBLE PREFERRED STOCKS–0.17%
A Schulman 6.00% exercise price $52.33, maturity date 6/1/21	170	175,525
AMG Capital Trust II 5.15% exercise price $198.01, maturity date 10/15/37	12,425	599,506
DTE Energy 6.50% exercise price $116.30, maturity date 10/1/19	663	34,251
El Paso Energy Capital Trust I 4.75% exercise price $69.48, maturity date 3/31/28	2,449	102,246
Welltower 6.50% exercise price $56.56, maturity date 12/31/49	10,350	653,602
Total Convertible Preferred Stocks (Cost $1,769,307)		1,565,130

	Principal Amount°
CORPORATE BONDS–55.92%
Aerospace & Defense–1.90%
General Dynamics
3.00% 5/11/21	400,000	400,459
3.38% 5/15/23	7,525,000	7,581,572
L3 Technologies 3.85% 6/15/23	4,185,000	4,195,683
United Technologies
2.30% 5/4/22	1,000,000	960,098
3.65% 8/16/23	4,295,000	4,282,681
		17,420,493
Agriculture–1.48%
BAT Capital 2.76% 8/15/22	7,125,000	6,735,404
Bunge Limited Finance 4.35% 3/15/24	6,915,000	6,792,213
		13,527,617
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Airlines–0.12%
♦United Airlines Pass Through Trust
3.75% 3/3/28	733,966	$ 719,247
4.00% 10/11/27	398,750	398,313
		1,117,560
Auto Manufacturers–1.86%
•Ford Motor Credit 3.51% (LIBOR03M + 0.93%) 11/4/19	7,130,000	7,105,085
General Motors Financial
3.10% 1/15/19	4,120,000	4,119,872
3.45% 1/14/22	305,000	295,764
4.38% 9/25/21	5,500,000	5,514,154
		17,034,875
Banks–18.58%
μAkbank Turk 7.20% (USSW5 + 5.03%) 3/16/27	230,000	203,670
Banco do Brasil 4.88% 4/19/23	200,000	197,240
Banco Santander 3.85% 4/12/23	600,000	583,565
•Bank of America 3.35% (LIBOR03M + 0.77%) 2/5/26	12,160,000	11,506,614
Bank of Georgia 6.00% 7/26/23	200,000	195,016
•Bank of New York Mellon 3.57% (LIBOR03M + 1.05%) 10/30/23	10,127,000	10,150,232
•BB&T 2.76% (LIBOR03M + 0.22%) 2/1/21	8,520,000	8,423,437
BBVA Bancomer 7.25% 4/22/20	450,000	467,100
•Citigroup 3.74% (LIBOR03M + 1.10%) 5/17/24	10,755,000	10,500,264
Citizens Bank 2.55% 5/13/21	4,000,000	3,914,578
Citizens Financial Group
2.38% 7/28/21	1,000,000	975,873
4.30% 12/3/25	750,000	740,938
Compass Bank 3.88% 4/10/25	970,000	931,141
μCredit Suisse Group 7.50% 7/17/23	235,000	229,713
μCredit Suisse Group AG 4.21% 6/12/24	2,480,000	2,476,063
•Dexia Credit Local 3.12% (LIBOR03M + 0.50%) 2/15/19	4,440,000	4,442,316
Fifth Third Bancorp 2.60% 6/15/22	4,490,000	4,371,345
•Goldman Sachs Group 3.79% (LIBOR03M + 1.17%) 5/15/26	4,925,000	4,731,374

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Huntington Bancshares 2.30% 1/14/22	935,000	$ 903,418
Huntington National Bank 2.50% 8/7/22	6,290,000	6,081,932
μING Groep 6.88% (USSW5 + 5.12%) 4/16/22	270,000	269,325
•JPMorgan Chase & Co. 3.37% (LIBOR03M + 0.89%) 7/23/24	13,830,000	13,522,321
KeyBank
2.35% 3/8/19	4,750,000	4,744,007
2.50% 11/22/21	2,000,000	1,962,072
3.18% 5/22/22	1,630,000	1,624,493
Manufacturers & Traders Trust
2.05% 8/17/20	4,265,000	4,181,946
2.50% 5/18/22	530,000	515,086
Morgan Stanley
•3.81% (LIBOR03M + 1.22%) 5/8/24	12,950,000	12,766,202
μ5.55% (LIBOR03M + 3.81%) 7/15/20	205,000	199,209
•Nederlandse Waterschapsbank 2.81% (LIBOR03M + 0.02%) 3/15/19	4,285,000	4,285,615
•PNC Bank 3.01% (LIBOR03M + 0.50%) 7/27/22	6,500,000	6,438,150
Royal Bank of Canada 2.75% 2/1/22	3,425,000	3,371,683
Royal Bank of Scotland Group
•4.09% (LIBOR03M + 1.47%) 5/15/23	3,610,000	3,503,972
•4.37% (LIBOR03M + 1.55%) 6/25/24	2,370,000	2,265,844
μ8.63% (USSW5 + 7.60%) 12/29/49	1,550,000	1,608,125
μSantander UK Group Holdings 4.80% 11/15/24	2,195,000	2,181,846
μSociete Generale 7.38% (USSW5 + 6.24%) 12/29/49	270,000	263,588
μState Street 2.65% (LIBOR03M + 0.64%) 5/15/23	3,290,000	3,206,694
SunTrust Bank
2.45% 8/1/22	2,000,000	1,929,753
2.70% 1/27/22	1,360,000	1,327,358
SVB Financial Group 3.50% 1/29/25	770,000	738,454
Turkiye Garanti Bankasi 5.25% 9/13/22	260,000	245,708
UBS 3.40% 7/24/23	2,545,000	2,541,371
μUBS Group Funding Switzerland 7.13% (USSW5 + 5.88%) 8/10/21	305,000	310,070
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
UBS Group Funding Switzerland AG 3.00% 4/15/21	10,365,000	$ 10,288,214
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 10/29/49	465,000	344,681
•Wells Fargo & Co. 3.76% (LIBOR03M + 1.23%) 10/31/23	13,300,000	13,267,550
		169,929,166
Beverages–1.02%
Anheuser-Busch InBev Finance 2.65% 2/1/21	4,200,000	4,132,330
Pernod Ricard 4.45% 1/15/22	5,120,000	5,225,845
		9,358,175
Chemicals–1.02%
Braskem Netherlands Finance 3.50% 1/10/23	500,000	475,880
DowDuPont
•3.82% (LIBOR03M + 1.10%) 11/15/23	4,615,000	4,539,165
4.21% 11/15/23	1,400,000	1,432,552
Equate Petrochemical 3.00% 3/3/22	295,000	285,746
OCP 4.50% 10/22/25	200,000	192,146
Phosagro OAO Via Phosagro Bond Funding 3.95% 11/3/21	355,000	345,184
SASOL Financing 5.88% 3/27/24	240,000	239,760
Syngenta Finance
3.93% 4/23/21	565,000	557,584
4.44% 4/24/23	1,295,000	1,249,230
		9,317,247
Commercial Services–0.02%
Atento Luxco 1 6.13% 8/10/22	190,000	184,300
		184,300
Computers–1.09%
•Apple
3.10% (LIBOR03M + 0.50%) 2/9/22	5,820,000	5,819,421
3.81% (LIBOR03M + 1.13%) 2/23/21	4,050,000	4,113,440
		9,932,861
Diversified Financial Services–2.81%
BOC Aviation 2.38% 9/15/21	400,000	385,935

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
•Charles Schwab 2.97% (LIBOR03M + 0.32%) 5/21/21	8,490,000	$ 8,457,432
CPPIB Capital 3.13% 9/25/23	5,110,000	5,188,536
μE*TRADE Financial 5.30% 3/15/23	1,790,000	1,485,879
GTP Acquisition Partners I 2.35% 6/15/20	470,000	462,589
Intercontinental Exchange 3.45% 9/21/23	3,450,000	3,466,765
International Lease Finance 8.63% 1/15/22	5,640,000	6,274,516
		25,721,652
Electric–4.58%
AEP Texas 2.40% 10/1/22	3,145,000	3,052,555
•AES Gener 8.38% (USSW5 + 6.82%) 12/18/73	200,000	200,336
American Transmission Systems 5.25% 1/15/22	755,000	793,947
Ausgrid Finance
3.85% 5/1/23	890,000	888,901
4.35% 8/1/28	640,000	639,126
Berkshire Hathaway Energy 3.75% 11/15/23	1,160,000	1,177,218
CenterPoint Energy
3.85% 2/1/24	4,535,000	4,562,160
μ6.13% 9/1/23	825,000	805,406
Commonwealth Edison 2.15% 1/15/19	2,750,000	2,748,953
Duke Energy 1.80% 9/1/21	8,170,000	7,824,973
μEmera 6.75% (LIBOR03M + 5.44%) 6/15/76	440,000	443,045
•Enel 8.75% (USSW5 + 5.88%) 9/24/73	1,103,000	1,130,575
Enel Finance International 3.63% 5/25/27	1,180,000	1,042,765
Entergy Louisiana 4.05% 9/1/23	4,598,000	4,718,866
Eskom Holdings SOC 6.35% 8/10/28	200,000	193,187
Evergy 4.85% 6/1/21	440,000	451,656
Fortis 2.10% 10/4/21	4,985,000	4,795,576
ITC Holdings 2.70% 11/15/22	2,780,000	2,689,523
Nevada Power 2.75% 4/15/20	820,000	818,298
NV Energy 6.25% 11/15/20	800,000	840,895
Perusahaan Listrik Negara 4.13% 5/15/27	200,000	185,483
Sempra Energy 2.88% 10/1/22	1,995,000	1,925,722
		41,929,166
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Food–0.93%
Campbell Soup 3.65% 3/15/23	2,040,000	$ 1,992,015
Conagra Brands 4.30% 5/1/24	4,545,000	4,522,897
General Mills 3.70% 10/17/23	880,000	875,817
JBS Investments GmbH 7.25% 4/3/24	230,000	232,705
Marfrig Holdings Europe 8.00% 6/8/23	225,000	226,406
•Mondelez International 3.06% (LIBOR03M + 0.52%) 2/1/19	675,000	675,017
		8,524,857
Forest Products & Paper–0.15%
Georgia-Pacific 8.00% 1/15/24	1,125,000	1,351,538
		1,351,538
Gas–0.08%
μNiSource 5.65% 6/15/23	750,000	698,438
		698,438
Health Care Products–1.58%
Abbott Laboratories
2.80% 9/15/20	3,000,000	2,983,492
2.90% 11/30/21	6,690,000	6,636,468
Becton Dickinson & Co. 3.36% 6/6/24	5,010,000	4,817,879
		14,437,839
Health Care Services–0.75%
Halfmoon Parent
•3.33% (LIBOR03M + 0.89%) 7/15/23	5,425,000	5,345,656
4.13% 11/15/25	675,000	675,050
UnitedHealth Group
3.50% 2/15/24	475,000	478,374
3.70% 12/15/25	320,000	323,488
		6,822,568
Insurance–0.34%
μPrudential Financial 5.38% (LIBOR03M + 3.03%) 5/15/45	740,000	695,304
Willis North America 3.60% 5/15/24	2,000,000	1,955,077
•XLIT 4.89% (LIBOR03M + 2.46%) 12/29/49	460,000	430,367
		3,080,748
Internet–0.03%
JD.com 3.13% 4/29/21	250,000	242,010
		242,010

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Iron & Steel–0.02%
CSN Resources 7.63% 2/13/23	200,000	$ 187,000
		187,000
Lodging–0.42%
Marriott International 4.15% 12/1/23	3,635,000	3,645,078
Sands China 4.60% 8/8/23	200,000	199,176
		3,844,254
Machinery Diversified–0.42%
Nvent Finance 3.95% 4/15/23	3,860,000	3,836,129
		3,836,129
Media–1.39%
Cablevision 6.50% 6/15/21	330,000	319,688
Charter Communications Operating 4.50% 2/1/24	3,800,000	3,798,495
•Comcast 3.04% (LIBOR03M + 0.63%) 4/15/24	4,910,000	4,800,841
Myriad International Holdings 4.85% 7/6/27	200,000	192,332
Time Warner Entertainment 8.38% 3/15/23	3,190,000	3,642,505
		12,753,861
Mining–0.26%
μBHP Billiton Finance USA 6.25% (USSW5 + 4.97%) 10/19/75	2,120,000	2,167,795
Vedanta Resources 7.13% 5/31/23	200,000	180,350
		2,348,145
Miscellaneous Manufacturing–0.91%
General Electric
•2.96% (LIBOR03M + 0.38%) 5/5/26	3,900,000	3,142,747
•3.03% (LIBOR03M + 0.62%) 1/9/20	3,840,000	3,784,678
6.00% 8/7/19	1,385,000	1,400,122
		8,327,547
Oil & Gas–3.02%
•Chevron 3.27% (LIBOR03M + 0.53%) 3/3/22	5,645,000	5,662,199
•ConocoPhillips 3.52% (LIBOR03M + 0.90%) 5/15/22	5,100,000	5,155,596
Ecopetrol 5.88% 9/18/23	200,000	209,002
•Exxon Mobil 3.11% (LIBOR03M + 0.37%) 3/6/22	10,640,000	10,636,923
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Gazprom OAO Via Gaz Capital 4.95% 3/23/27	295,000	$ 282,085
Kunlun Energy 2.88% 5/13/20	465,000	461,689
Marathon Oil 2.80% 11/1/22	905,000	850,766
Pertamina Persero 4.30% 5/20/23	210,000	207,346
•Petroleos Mexicanos 6.42% (LIBOR03M + 3.65%) 3/11/22	800,000	804,000
•Shell International Finance 3.02% (LIBOR03M + 0.40%) 11/13/23	3,250,000	3,187,253
Tecpetrol 4.88% 12/12/22	215,000	198,877
		27,655,736
Pharmaceuticals–1.74%
AstraZeneca 3.50% 8/17/23	4,070,000	4,052,937
Bayer US Finance II 3.50% 6/25/21	2,700,000	2,682,463
CVS Health 2.13% 6/1/21	7,885,000	7,612,372
Takeda Pharmaceutical 4.40% 11/26/23	1,545,000	1,563,603
		15,911,375
Pipelines–1.20%
Enbridge Energy Partners
4.38% 10/15/20	440,000	445,320
5.20% 3/15/20	90,000	91,951
MPLX 4.88% 12/1/24	4,190,000	4,270,370
ONEOK 7.50% 9/1/23	1,765,000	2,007,441
Sabine Pass Liquefaction
5.63% 3/1/25	110,000	114,374
5.75% 5/15/24	2,740,000	2,861,956
5.88% 6/30/26	620,000	657,400
Williams Partners 4.55% 6/24/24	515,000	520,600
		10,969,412
Real Estate Investment Trusts–0.34%
Crown Castle International 5.25% 1/15/23	985,000	1,023,774
Host Hotels & Resorts 3.75% 10/15/23	1,075,000	1,055,551
WP Carey 4.60% 4/1/24	980,000	995,692
		3,075,017
Retail–1.62%
Dollar Tree 3.70% 5/15/23	8,205,000	8,074,698
Home Depot 3.90% 12/6/28	665,000	681,951
•Lowe's 3.19% (LIBOR03M + 0.42%) 9/10/19	6,055,000	6,049,282
		14,805,931

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Savings & Loans–0.03%
μNationwide Building Society 4.13% 10/18/32	345,000	$ 305,865
		305,865
Semiconductors–0.91%
Analog Devices 2.95% 1/12/21	225,000	223,135
Microchip Technology
3.92% 6/1/21	670,000	665,010
4.33% 6/1/23	4,525,000	4,418,125
NXP 4.13% 6/15/20	3,000,000	2,993,550
		8,299,820
Software–1.70%
CDK Global 5.00% 10/15/24	620,000	609,150
Fiserv 3.80% 10/1/23	950,000	956,930
•Oracle 2.92% (LIBOR03M + 0.51%) 10/8/19	13,945,000	13,968,868
		15,534,948
Telecommunications–3.00%
British Telecommunications 4.50% 12/4/23	455,000	461,663
•Cisco Systems 3.24% (LIBOR03M + 0.50%) 3/1/19	9,480,000	9,485,920
Deutsche Telekom International Finance
1.95% 9/19/21	485,000	465,647
2.82% 1/19/22	605,000	592,068
4.38% 6/21/28	900,000	887,853
Digicel Group 7.13% 4/1/22	240,000	113,400
Sprint Spectrum 4.74% 9/20/29	800,000	787,000
•Verizon Communications 3.72% (LIBOR03M + 1.10%) 5/15/25	8,905,000	8,641,793
•Vodafone Group 3.43% (LIBOR03M + 0.99%) 1/16/24	6,190,000	6,042,418
		27,477,762
Transportation–0.29%
Union Pacific 3.50% 6/8/23	2,640,000	2,647,664
		2,647,664
Trucking & Leasing–0.31%
Aviation Capital Group 4.38% 1/30/24	2,395,000	2,400,794
Penske Truck Leasing 3.30% 4/1/21	405,000	402,466
		2,803,260
Total Corporate Bonds (Cost $518,714,629)		511,414,836
	Principal Amount°	Value(U.S. $)
LOAN AGREEMENTS–9.32%
•American Airlines 4.46% (LIBOR01M + 2.00%) 12/14/23	4,357,486	$ 4,155,037
•Aramark Services 4.27% (LIBOR01M + 1.75%) 3/28/24	2,266,081	2,200,229
•AssuredPartners 5.77% (LIBOR01M + 3.25%) 10/22/24	1,695,636	1,605,564
•Builders FirstSource 5.56% (LIBOR03M + 3.00%) 2/29/24	721,516	679,257
•Calpine Construction Finance 5.02% (LIBOR01M + 2.50%) 1/15/25	3,963,129	3,759,028
•Charter Communications Operating 1st Lien 4.53% (LIBOR01M + 2.00%) 4/30/25	4,986,782	4,796,686
•CityCenter Holdings 4.77% (LIBOR01M + 2.25%) 4/18/24	1,492,424	1,418,333
•Coral-US Co-Borrower 5.77% (LIBOR01M + 3.25%) 1/30/26	1,000,000	968,570
•CROWN Americas Tranche B 1st Lien 4.48% (LIBOR01M + 2.00%) 4/3/25	1,000,228	997,338
•CSC Holdings 4.71% (LIBOR01M + 2.25%) 7/17/25	1,970,000	1,875,440
•DaVita Tranche B 1st Lien 5.27% (LIBOR01M + 2.75%) 6/24/21	4,034,329	4,014,157
•DTZ U.S. Borrower B 1st Lien 5.77% (LIBOR01M + 3.25%) 8/21/25	1,995,000	1,913,953
•Energy Transfer Equity 4.52% (LIBOR01M + 2.00%) 2/2/24	1,500,000	1,467,585
•ESH Hospitality 4.52% (LIBOR01M + 2.00%) 8/30/23	1,400,094	1,349,340
•First Data 1st Lien 4.50% (LIBOR01M + 2.00%) 4/26/24	2,996,642	2,870,034
•Flying Fortress Holdings Tranche B 1st Lien 4.55% (LIBOR03M + 1.75%) 10/30/22	3,000,000	2,948,130
•Global Medical Response 5.68% (LIBOR01M + 3.25%) 4/28/22	2,788	2,615

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
LOAN AGREEMENTS (continued)
•HCA 1st Lien 4.27% (LIBOR01M + 1.75%) 3/18/23	1,491,321	$ 1,461,964
•Hilton Worldwide Finance Tranche B 2 1st Lien 4.26% (LIBOR01M + 1.75%) 10/25/23	1,840,932	1,781,755
•Hub International Limited 5.24% (LIBOR03M + 2.75%) 4/25/25	1,492,500	1,413,450
•Lamar Media Tranche B 1st Lien 4.31% (LIBOR01M + 1.75%) 3/14/25	4,014,887	3,917,847
•Las Vegas Sands 1st Lien 4.27% (LIBOR01M + 1.75%) 3/27/25	3,895,297	3,732,999
•MGM Growth Properties Operating Partnership LP 4.52% (LIBOR01M + 2.00%) 3/21/25	4,862,500	4,673,227
•Nielsen Finance Tranche B4 1st Lien 4.39% (LIBOR01M + 2.00%) 10/4/23	3,561	3,466
•ON Semiconductor 4.27% (LIBOR01M + 1.75%) 3/31/23	2,637,283	2,536,737
•RPI Finance Trust Tranche B6 1st Lien 4.52% (LIBOR01M + 2.00%) 3/27/23	2,500,513	2,427,736
•SBA Senior Finance II 4.53% (LIBOR01M + 2.00%) 4/11/25	1,194,000	1,148,109
•Scientific Games International 5.25% (LIBOR02M + 2.75%) 8/14/24	1,488,750	1,402,082
•Sinclair Television Group 4.78% (LIBOR01M + 2.25%) 1/3/24	4,385,190	4,174,153
•Sprint Communications Tranche B 1st Lien 5.06% (LIBOR01M + 2.50%) 2/2/24	3,427,315	3,270,241
•SS&C European Holdings Tranche B4 1st Lien 4.77% (LIBOR01M + 2.25%) 4/16/25	944,932	894,312
•SS&C Technologies Tranche B3 1st Lien 4.77% (LIBOR01M + 2.25%) 4/16/25	2,491,162	2,357,711
•TEX Operations 4.52% (LIBOR01M + 2.00%) 8/4/23	1,492,386	1,442,428
	Principal Amount°	Value(U.S. $)
LOAN AGREEMENTS (continued)
•Unitymedia Finance Tranche E 1st Lien 4.46% (LIBOR01M + 2.00%) 6/1/23	2,000,000	$ 1,947,050
•USI 5.80% (LIBOR03M + 3.00%) 5/16/24	1,488,694	1,408,676
•Western Digital Tranche A1 1st Lien 4.01% (LIBOR01M + 1.50%) 2/27/23	1,459,454	1,393,779
•Western Digital Tranche B 4 1st Lien 4.26% (LIBOR01M + 1.75%) 4/29/23	1,007,096	963,458
•WR Grace & Co-Conn Tranche B1 1st Lien 4.55% (LIBOR03M + 1.75%) 4/3/25	2,214,187	2,148,459
•WR Grace & Co-Conn Tranche B2 1st Lien 4.56% (LIBOR03M + 1.75%) 4/3/25	3,795,750	3,683,073
Total Loan Agreements (Cost $88,566,851)		85,204,008
NON-AGENCY ASSET-BACKED SECURITIES–18.73%
•Allegro CLO VI Series 2017-2A A 3.58% (LIBOR03M + 1.13%) 1/17/31	3,600,000	3,550,590
•American Express Credit Account Master Trust
Series 2017-2 A 2.91% (LIBOR01M + 0.45%) 9/16/24	1,580,000	1,581,734
Series 2017-5 A 2.84% (LIBOR01M + 0.38%) 2/18/25	7,525,000	7,521,992
Series 2017-8 A 2.58% (LIBOR01M + 0.12%) 5/16/22	7,240,000	7,235,127
Series 2018-5 A 2.80% (LIBOR01M + 0.34%) 12/15/25	2,000,000	1,986,003
Series 2018-9 A 2.84% (LIBOR01M + 0.38%) 4/15/26	1,000,000	993,321
•AMMC CLO Series 2017-21A A 3.81% (LIBOR03M + 1.25%) 11/2/30	2,500,000	2,480,835
•AMMC CLO 15 Series 2014-15A ARR 3.59% (LIBOR03M + 1.26%) 1/15/32	1,000,000	991,744

LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•AMMC CLO 16 Series 2015-16A AR 3.70% (LIBOR03M + 1.26%) 4/14/29	1,635,000	$ 1,626,042
•AMMC CLO XII Series 2013-12A AR 3.82% (LIBOR03M + 1.20%) 11/10/30	2,000,000	1,981,716
•Apex Credit CLO Series 2018-1A A2 3.52% (LIBOR03M + 1.03%) 4/25/31	500,000	490,459
•Atlas Senior Loan Fund X Series 2018-10A A 3.53% (LIBOR03M + 1.09%) 1/15/31	500,000	492,174
•Atrium XIII Series 13A A1 3.66% (LIBOR03M + 1.18%) 11/21/30	2,000,000	1,989,556
•BA Credit Card Trust Series 2014-A1 A 2.84% (LIBOR01M + 0.38%) 6/15/21	4,741,000	4,741,354
•Barclays Dryrock Issuance Trust
Series 2017-1 A 2.79% (LIBOR01M + 0.33%) 3/15/23	1,900,000	1,900,724
Series 2017-2 A 2.76% (LIBOR01M + 0.30%) 5/15/23	5,890,000	5,880,690
•BMW Floorplan Master Owner Trust Series 2018-1 A2 2.78% (LIBOR01M + 0.32%) 5/15/23	5,281,000	5,280,994
Cabela's Credit Card Master Note Trust Series 2016-1 A1 1.78% 6/15/22	2,400,000	2,386,076
•Cedar Funding IV CLO Series 2014-4A AR 3.71% (LIBOR03M + 1.23%) 7/23/30	3,230,000	3,207,522
•Chase Issuance Trust
Series 2014-A5 A5 2.83% (LIBOR01M + 0.37%) 4/15/21	4,745,000	4,748,090
Series 2016-A1 A 2.87% (LIBOR01M + 0.41%) 5/15/21	1,155,000	1,155,950
Series 2016-A3 A3 3.01% (LIBOR01M + 0.55%) 6/15/23	5,000,000	5,024,632
Series 2017-A1 A 2.76% (LIBOR01M + 0.30%) 1/15/22	1,790,000	1,790,868
Series 2018-A1 A1 2.66% (LIBOR01M + 0.20%) 4/17/23	1,905,000	1,899,135
	Principal Amount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Citibank Credit Card Issuance Trust
•Series 2016-A3 A3 2.87% (LIBOR01M + 0.49%) 12/7/23	7,000,000	$ 7,007,686
•Series 2017-A5 A5 3.12% (LIBOR01M + 0.62%) 4/22/26	720,000	723,703
•Series 2017-A7 A7 2.76% (LIBOR01M + 0.37%) 8/8/24	4,500,000	4,486,073
Series 2017-A9 A9 1.80% 9/20/21	4,600,000	4,562,902
•Series 2018-A2 A2 2.80% (LIBOR01M + 0.33%) 1/20/25	5,255,000	5,224,348
•Series 2018-A4 A4 2.72% (LIBOR01M + 0.34%) 6/7/25	5,000,000	4,959,937
•CVP CLO Series 2017-2A A 3.66% (LIBOR03M + 1.19%) 1/20/31	3,000,000	2,967,927
•Discover Card Execution Note Trust
Series 2017-A1 A1 2.95% (LIBOR01M + 0.49%) 7/15/24	7,918,000	7,934,462
Series 2018-A2 A2 2.79% (LIBOR01M + 0.33%) 8/15/25	2,545,000	2,525,020
•Ford Credit Auto Lease Trust 2017-B Series 2017-B A2B 2.62% (LIBOR01M + 0.16%) 6/15/20	4,975,131	4,973,146
•Ford Credit Floorplan Master Owner Trust A Series 2016-3 A2 3.08% (LIBOR01M + 0.62%) 7/15/21	12,000,000	12,020,942
•Galaxy XXI CLO Series 2015-21A AR 3.49% (LIBOR03M + 1.02%) 4/20/31	1,000,000	980,077
•Hyundai Auto Receivables Trust 2017-A Series 2017-A A2B 2.54% (LIBOR01M + 0.08%) 2/18/20	495,151	495,122
Hyundai Auto Receivables Trust 2018-B Series 2018-B A2 3.04% 6/15/21	1,500,000	1,501,886
•KKR CLO Series 20 A 3.57% (LIBOR03M + 1.13%) 10/16/30	2,000,000	1,973,622
•KKR Financial CLO Series 2013-1A A1R 3.73% (LIBOR03M + 1.29%) 4/15/29	3,400,000	3,374,500

LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Mariner ClO 5 Series 2018-5A A 3.60% (LIBOR03M + 1.11%) 4/25/31	500,000	$ 492,506
•Midocean Credit CLO IX Series 2018-9A A1 3.40% (LIBOR03M + 1.15%) 7/20/31	2,000,000	1,967,544
•Neuberger Berman Loan Advisers CLO Series 2018-29A A1 3.57% (LIBOR03M + 1.13%) 10/19/31	2,300,000	2,265,500
•Nissan Master Owner Trust Receivables Series 2017-C A 2.78% (LIBOR01M + 0.32%) 10/17/22	6,465,000	6,455,998
•Northwoods Capital XV Series 2017-15A A 4.09% (LIBOR03M + 1.30%) 6/20/29	1,000,000	993,854
•Northwoods Capital XVII Series 2018-17A A 3.53% (LIBOR03M + 1.06%) 4/22/31	500,000	491,154
•Oaktree CLO 2014-1 Series 2014-1A A1R 3.91% (LIBOR03M + 1.29%) 5/13/29	2,500,000	2,488,633
•Octagon Investment Partners XV Series 2013-1A A1AR 3.66% (LIBOR03M + 1.21%) 7/19/30	1,000,000	995,434
φSBA Tower Trust Series 2014-1A C 2.90% 10/15/44	1,145,000	1,138,251
•Steele Creek CLO Series 2017-1A A 3.69% (LIBOR03M + 1.25%) 1/15/30	1,500,000	1,488,443
•TIAA CLO III Series 2017-2A A 3.59% (LIBOR03M + 1.15%) 1/16/31	1,500,000	1,481,610
•Toyota Auto Receivables 2018-C Owner Trust Series 2018-C A2B 2.58% (LIBOR01M + 0.12%) 8/16/21	3,215,000	3,215,072
•Trafigura Securitisation Series 2018-1A A1 3.19% (LIBOR01M + 0.73%) 3/15/22	4,350,000	4,338,620
•Venture 33 CLO Series 2018-33A A1L 3.32% (LIBOR03M + 1.14%) 7/15/31	3,000,000	2,936,352
	Principal Amount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Venture XXII CLO Series 2015-22A AR 3.52% (LIBOR03M + 1.08%) 1/15/31	1,000,000	$ 977,082
•Venture XXVIII CLO Series 2017-28A A2 3.58% (LIBOR03M + 1.11%) 7/20/30	2,000,000	1,959,662
•Voya CLO Series 2018-3A A1A 3.61% (LIBOR03M + 1.15%) 10/15/31	1,000,000	991,444
Total Non-Agency Asset-Backed Securities (Cost $172,090,601)		171,325,840
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.22%
•BENCHMARK Mortgage Trust Series 2018-B1 A5 3.67% 1/15/51	4,500,000	4,503,674
Caesars Palace Las Vegas Trust 2017-VICI Series 2017-VICI A 3.53% 10/15/34	4,350,000	4,377,653
COMM Mortgage Trust Series 2015-3BP A 3.18% 2/10/35	3,280,000	3,230,726
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	8,000,000	8,111,978
*•Wells Fargo Commercial Mortgage Trust 2015-C30 Series 2015-C30 XA 0.93% 9/15/58	941,231	45,447
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $20,559,513)		20,269,478
REGIONAL BONDS–0.48%
Argentina—0.01%
Provincia de Cordoba 7.45% 9/1/24	150,000	123,000
		123,000
Finland—0.47%
•Municipality Finance 2.76% 2/7/20 (LIBOR03M + 0.17%)	4,240,000	4,247,462
		4,247,462
Total Regional Bonds (Cost $4,402,409)		4,370,462

LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
ΔSOVEREIGN BONDS–1.47%
Argentina—0.05%
Argentine Republic Government International Bond 5.63% 1/26/22	500,000	$ 423,750
		423,750
Costa Rica—0.02%
Costa Rica Government International Bond 4.25% 1/26/23	250,000	220,938
		220,938
Croatia—0.02%
Croatia Government International Bond 5.50% 4/4/23	200,000	210,152
		210,152
Japan—1.20%
Japan Bank for International Cooperation
•3.26% 2/24/20 (LIBOR03M + 0.57%)	8,294,000	8,338,969
3.38% 10/31/23	2,586,000	2,636,658
		10,975,627
Nigeria—0.02%
Nigeria Government International Bond 5.63% 6/27/22	200,000	194,169
		194,169
Republic of Korea—0.03%
•Export-Import Bank of Korea 3.51% 6/1/23 (LIBOR03M + 0.78%)	250,000	250,307
		250,307
Saudi Arabia—0.03%
KSA Sukuk 2.89% 4/20/22	285,000	278,032
		278,032
Serbia—0.02%
Serbia International Bond 4.88% 2/25/20	200,000	201,986
		201,986
Sri Lanka—0.03%
Sri Lanka Government International Bond 5.75% 4/18/23	250,000	231,297
		231,297
Turkey—0.02%
Hazine Mustesarligi Varlik Kiralama 4.25% 6/8/21	200,000	193,989
		193,989
	Principal Amount°	Value(U.S. $)
ΔSOVEREIGN BONDS (continued)
Ukraine—0.03%
Ukraine Government International Bond 8.99% 2/1/24	250,000	$ 233,877
		233,877
Total Sovereign Bonds (Cost $13,494,958)		13,414,124
SUPRANATIONAL BANKS–2.18%
Arab Petroleum Investments 4.13% 9/18/23	200,000	200,276
Banque Ouest Africaine de Developpement 5.50% 5/6/21	500,000	508,965
•European Bank for Reconstruction & Development 2.82% 3/23/20 (LIBOR03M + 0.00%)	4,325,000	4,326,038
•Inter-American Development Bank 2.66% 10/15/20 (LIBOR03M + 0.22%)	6,065,000	6,088,963
International Bank for Reconstruction & Development 1.95% 11/9/20	4,800,000	4,738,277
•International Finance 2.47% 1/9/19 (LIBOR03M + 0.06%)	4,115,000	4,115,053
Total Supranational Banks (Cost $19,931,581)		19,977,572
U.S. TREASURY OBLIGATIONS–5.29%
≠U.S. Treasury Bill 2.20% 1/8/19	25,000,000	24,988,695
•U.S. Treasury Note
2.51% 4/30/20	4,450,000	4,448,979
2.52% 7/31/20	18,870,000	18,863,181
U.S. Treasury Notes 2.88% 8/15/28	125,000	126,958
Total U.S. Treasury Obligations (Cost $48,436,310)		48,427,813

	Number of Shares
PREFERRED STOCK–0.46%
•USB Realty 3.58% (LIBOR03M + 1.15%) 1/15/22	4,900,000	4,250,750
Total Preferred Stock (Cost $4,299,071)		4,250,750

LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–98.06% (Cost $909,391,787)	$896,923,199

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.94%	17,697,965
NET ASSETS APPLICABLE TO 93,072,002 SHARES OUTSTANDING–100.00%	$914,621,164
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($50,440,264 / 5,130,723 Shares)	$9.831
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($864,180,900 / 87,941,279 Shares)	$9.827
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$938,475,705
Distributable earnings/(accumulated loss)	(23,854,541)
TOTAL NET ASSETS	$914,621,164

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2018.
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.
★	Includes $3,731,122 cash collateral held at brokers for swap contracts, $1,841,625 payable for fund shares redeemed, $424,066 variation margin due from brokers on centrally cleared interest rate swap contracts, $77,366 other accrued expenses payable, $637,080 due to manager and affiliates and $443,834 due to custodian as of December 31, 2018.

The following swap contracts were outstanding at December 31, 2018:
Swap Contract1
CDS Contract
Reference Obligation/ Payment Frequency	Notional Amount[2]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]
Centrally Cleared:
Protection Purchased/Moody's Ratings
CDX.NA.HY.30 [4] -Quarterly	15,000,000	5.00%	6/20/23	$(485,700)	$(942,069)	$456,369	$—
LVIP Delaware Diversified Floating Rate Fund–15

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[2]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)[5]	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]
Centrally Cleared:
10 yr IRS-(Semiannual/Quarterly)	9,815,000	2.68%	(2.52%)	1/30/28	$(87,718)	$—	$—	$(87,718)
10 yr IRS-(Semiannual/Quarterly)	8,740,000	1.69%	(2.41%)	4/5/26	568,274	—	568,274	—
3 yr IRS-(Semiannual/Quarterly)	15,825,000	2.84%	(2.64%)	8/17/21	(211,533)	—	—	(211,533)
3 yr IRS-(Semiannual/Quarterly)	31,860,000	1.71%	(2.59%)	8/4/20	399,552	—	399,552	—
5 yr IRS-(Semiannual/Quarterly)	43,610,000	1.20%	(2.41%)	4/6/21	1,501,368	—	1,501,368	—
5 yr IRS-(Semiannual/Quarterly)	12,410,000	1.88%	(2.58%)	8/3/22	247,802	—	247,802	—
5 yr IRS-(Semiannual/Quarterly)	22,570,000	2.89%	(2.49%)	4/24/23	(309,512)	—	—	(309,512)
5 yr IRS-(Semiannual/Quarterly)	22,100,000	2.57%	(2.53%)	1/31/23	(141,306)	—	—	(141,306)
5 yr IRS-(Semiannual/Quarterly)	9,725,000	2.85%	(2.64%)	8/17/23	(192,578)	—	—	(192,578)
5 yr IRS-(Semiannual/Quarterly)	32,000,000	3.09%	(2.41%)	10/1/23	(779,778)	—	—	(779,778)
5 yr IRS-(Semiannual/Quarterly)	32,000,000	1.19%	(2.60%)	8/9/21	1,104,473	—	1,104,473	—
5 yr IRS-(Semiannual/Quarterly)	26,125,000	1.95%	(2.60%)	2/9/22	388,251	—	388,251	—
7 yr IRS-(Semiannual/Quarterly)	13,610,000	1.42%	(2.41%)	4/6/23	668,457	—	668,457	—
7 yr IRS-(Semiannual/Quarterly)	7,870,000	2.25%	(2.53%)	10/31/24	147,641	—	147,641	—
Total IRS Contracts						$—	$5,025,818	$(1,722,425)
The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[3] Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through December 31, 2018.
[4] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Rate resets based on LIBOR03M.

Summary of Abbreviations:
BB–Barclays Bank
CDX.NA.HY–Credit Default Swap Index North America High Yield
CLO–Collateralized Loan Obligation
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
IRS–Interest Rate Swap
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
REMICs–Real Estate Mortgage Investment Conduits
UBS–Union Bank of Switzerland
LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
USSW5–5 year Swap Rate
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$ 27,512,320
Dividends	128,112
Foreign Taxes Withheld	(661)
27,639,771
EXPENSES:
Management fees	5,193,205
Distribution fees-Service Class	2,137,367
Shareholder servicing fees	260,642
Accounting and administration expenses	216,604
Reports and statements to shareholders	99,149
Professional fees	62,792
Pricing fees	45,442
Trustees’ fees and expenses	28,579
Custodian fees	12,792
Consulting fees	2,263
Other	6,158
8,064,993
Less:
Management fees waived	(269,630)
Total operating expenses	7,795,363
NET INVESTMENT INCOME	19,844,408
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(3,232,866)
Foreign currencies	(3,862)
Swap contracts	2,184,511
Net realized loss	(1,052,217)
Net change in unrealized appreciation (depreciation) of:
Investments	(18,408,640)
Foreign currencies	587,089
Swap contracts	(1,079,911)
Net change in unrealized appreciation (depreciation)	(18,901,462)
NET REALIZED AND UNREALIZED LOSS	(19,953,679)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (109,271)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 19,844,408	$ 13,439,037
Net realized gain (loss)	(1,052,217)	2,002,378
Net change in unrealized appreciation (depreciation)	(18,901,462)	3,398,900
Net increase (decrease) in net assets resulting from operations	(109,271)	18,840,315
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(1,797,196)	(380,185)
Service Class	(29,158,504)	(6,866,313)
	(30,955,700)	(7,246,498)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	20,308,691	13,314,329
Service Class	173,778,098	145,994,832
Reinvestment of dividends and distributions:
Standard Class	1,797,196	380,185
Service Class	29,158,504	6,866,313
	225,042,489	166,555,659
Cost of shares redeemed:
Standard Class	(6,853,753)	(6,572,015)
Service Class	(132,258,556)	(87,535,697)
	(139,112,309)	(94,107,712)
Increase in net assets derived from capital share transactions	85,930,180	72,447,947
NET INCREASE IN NET ASSETS	54,865,209	84,041,764
NET ASSETS:
Beginning of year	859,755,955	775,714,191
End of year	$ 914,621,164	$859,755,955
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (380,185)
Service Class		(6,866,313)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.189	$ 10.046	$ 9.824	$ 10.057	$ 10.137
Income (loss) from investment operations:
Net investment income[1]	0.249	0.188	0.134	0.145	0.144
Net realized and unrealized gain (loss)	(0.219)	0.065	0.088	(0.217)	(0.082)
Total from investment operations	0.030	0.253	0.222	(0.072)	0.062
Less dividends and distributions from:
Net investment income	(0.388)	(0.110)	—	(0.119)	(0.119)
Return of capital	—	—	—	(0.042)	(0.023)
Total dividends and distributions	(0.388)	(0.110)	—	(0.161)	(0.142)
Net asset value, end of period	$ 9.831	$ 10.189	$ 10.046	$ 9.824	$ 10.057
Total return[2]	0.27%	2.54%	2.25%	(0.71%)	0.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,440	$36,919	$29,345	$ 57,982	$298,086
Ratio of expenses to average net assets	0.63%	0.62%	0.60%	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.65%	0.63%	0.63%	0.62%
Ratio of net investment income to average net assets	2.45%	1.85%	1.36%	1.44%	1.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.42%	1.82%	1.33%	1.43%	1.41%
Portfolio turnover	71%	96%	82%	81%	109%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.162	$ 10.020	$ 9.823	$ 10.057	$ 10.137
Income (loss) from investment operations:
Net investment income[1]	0.223	0.162	0.109	0.120	0.118
Net realized and unrealized gain (loss)	(0.219)	0.066	0.088	(0.218)	(0.081)
Total from investment operations	0.004	0.228	0.197	(0.098)	0.037
Less dividends and distributions from:
Net investment income	(0.339)	(0.086)	—	(0.094)	(0.094)
Return of capital	—	—	—	(0.042)	(0.023)
Total dividends and distributions	(0.339)	(0.086)	—	(0.136)	(0.117)
Net asset value, end of period	$ 9.827	$ 10.162	$ 10.020	$ 9.823	$ 10.057
Total return[2]	0.02%	2.28%	2.01%	(0.97%)	0.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$864,181	$822,837	$746,369	$768,251	$798,818
Ratio of expenses to average net assets	0.88%	0.87%	0.85%	0.87%	0.87%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.90%	0.88%	0.88%	0.87%
Ratio of net investment income to average net assets	2.20%	1.60%	1.11%	1.19%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.17%	1.57%	1.08%	1.18%	1.16%
Portfolio turnover	71%	96%	82%	81%	109%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the Fund’s average daily net assets; and 0.55% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% on the first $2 billion of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $2 billion.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$50,955
Legal	9,850
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $83,825 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$429,338
Distribution fees payable to LFD	186,039
Printing and mailing fees payable to Lincoln Life	(1,057)
Shareholder servicing fees payable to Lincoln Life	22,760
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$524,899,148
Purchases of U.S. government securities	161,995,046
Sales other than U.S. government securities	450,887,710
Sales of U.S. government securities	169,051,141
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$909,447,673
Aggregate unrealized appreciation of investments and derivatives	$ 12,205,113
Aggregate unrealized depreciation of investments and derivatives	(20,878,771)
Net unrealized depreciation of investments and derivatives	$ (8,673,658)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 7,544,626	$—	$ 7,544,626
Agency Commercial Mortgage-Backed Security	—	4,903,251	—	4,903,251
Convertible Bonds	—	4,255,309	—	4,255,309
Corporate Bonds	—	511,414,836	—	511,414,836
Loan Agreements	—	85,204,008	—	85,204,008
Non-Agency Asset-Backed Securities	—	171,325,840	—	171,325,840
Non-Agency Commercial Mortgage-Backed Securities	—	20,269,478	—	20,269,478
Regional Bonds	—	4,370,462	—	4,370,462
Sovereign Bonds	—	13,414,124	—	13,414,124
Supranational Banks	—	19,977,572	—	19,977,572
U.S. Treasury Obligations	—	48,427,813	—	48,427,813
Convertible Preferred Stocks	1,565,130	—	—	1,565,130
Preferred Stock	—	4,250,750	—	4,250,750
Total Investments	$1,565,130	$895,358,069	$—	$896,923,199
Derivatives:

Assets:
Swap Contracts	$—	$ 5,482,187	$—	$ 5,482,187
Liabilities:
Swap Contracts	$—	$(1,722,425)	$—	$(1,722,425)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, swap contracts, IRS Receivable/Payable recognition and CPDI.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$30,955,700	$7,246,498
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 2,273,893
Capital loss carryforward	(17,454,776)
Net unrealized depreciation	(8,673,658)
Distributable earnings/(accumulated loss)	$(23,854,541)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,813,898	$12,640,878	$17,454,776
LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	2,001,521	1,313,804
Service Class	17,074,095	14,456,792
Shares reinvested:
Standard Class	180,528	37,605
Service Class	2,932,424	680,439
	22,188,568	16,488,640
Shares redeemed:
Standard Class	(674,637)	(649,349)
Service Class	(13,034,356)	(8,655,948)
	(13,708,993)	(9,305,297)
Net increase	8,479,575	7,183,343
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.
During the year ended December 31, 2018, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2018, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2018, the Fund used CDS contracts to hedge against credit events.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	$ 456,369	Receivables and other assets net of liabilities	$ —
Swap contracts (Interest rate contracts)	Receivables and other assets net of liabilities	5,025,818	Receivables and other assets net of liabilities	(1,722,425)
Total		$5,482,187		$(1,722,425)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	$(2,892,151)	$ 671,947
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	5,076,662	(1,751,858)
Total		$ 2,184,511	$(1,079,911)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
CDS contracts (average notional value)*	$6,365,896	$—
Interest rate swap contracts (average notional value)**	—	253,861,154

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had no assets and liabilities subject to offsetting provisions.
LVIP Delaware Diversified Floating Rate Fund–26

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
8.  Credit and Market Risk
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years,
LVIP Delaware Diversified Floating Rate Fund–27

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Diversified Floating Rate Fund–28

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Diversified Floating Rate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Delaware Diversified Floating Rate Fund–29

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving
LVIP Delaware Diversified Floating Rate Fund–30

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Funds, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Bloomberg Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one and ten year periods, below the return of the Morningstar peer group median and above the benchmark index for the three and five year periods. The Board concluded that the services provided by DIFA were satisfactory.
The Board reviewed the LVIP Delaware Diversified Floating Rate Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Bank Loan funds category and the ICE BofAML USD 3-month Deposit Offered Rate Constant Maturity TR Index. The Board noted that the Fund’s total return was below the return of the Morningstar performance peer group median and above the benchmark index for the one, three and five year periods. The Board considered that underperformance compared to the Morningstar peer group was due to the Fund maintaining an investment grade average credit quality whereas peer funds have a below investment grade credit quality. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include breakpoints, compared to the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Funds may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Delaware Diversified Floating Rate Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Delaware Diversified Floating Rate Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Delaware Diversified Floating Rate Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Delaware Diversified Floating Rate Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Diversified Floating Rate Fund–35

LVIP Delaware Social Awareness Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Social Awareness Fund

LVIP Delaware Social Awareness Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (4.56%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 1000® Index1, returned (4.78%).
Stock selection and sector positioning contributed to performance during the fiscal year. In the technology sector, stock selection contributed, and was led by overweight positions in the software and semiconductor industries. In the software industry, the Fund’s holding in shares of salesforce.com, inc. contributed as the company consistently beat sales expectations for its cloud-based enterprise consumer relationship management software. The Fund’s holding of semiconductor company, Intel Corporation, contributed as the company was able to post a positive return during the year while many of its peers in the industry declined. The Fund remained invested in both salesforce.com and Intel at the end of the Fund’s fiscal year.
In the consumer sectors, the Fund does not hold shares of alcohol, gambling, or tobacco companies, which aided in relative performance as companies in these industries underperformed during the Fund’s fiscal year. The Fund’s overweight position in Starbucks Corp., the world’s leading retailer of coffee, contributed. Shares of Starbucks outperformed late in the Fund’s fiscal year as the company reported better-than-expected global sales and indicated that forward sales growth should continue to accelerate. We maintained the Fund’s position in Starbucks.
Stock selection in the finance sector detracted, with shares of asset management firm, Invesco Ltd., underperforming. Invesco’s share price steadily declined during the Fund’s fiscal year as the company has suffered from outflows in its mutual funds and ETFs. In October, Invesco agreed to acquire OppenheimerFunds Inc from Massachusetts Mutual Life Insurance Co. The deal will add scale by increasing the combined company’s AUM, however, we feel it will not solve Invesco’s outflow problem as Oppenheimer was also suffering from outflows. We exited the Fund’s position in Invesco prior to the end of the Fund’s fiscal year.
In the business services sector, the Fund’s position in marketing data collection and analytics company, Nielsen Holdings Plc detracted. Nielsen’s stock has been pressured during the year by slower growth. The company missed its second quarter financial expectations and lowered its forward guidance, while at the same time, announcing that its CEO would retire at the end of 2018. Additionally, the company announced that it had initiated a strategic review of its Buy business, which accounts for half of the company’s revenue. The combination of these events led us to sell the Fund’s position in Nielsen prior to the end of the fiscal year.
In the healthcare sector, shares of glucose monitoring systems company DexCom, Inc. contributed. During the year, DexCom reported strong financial results which beat expectations multiple times. We maintained the Fund’s position in DexCom as we continue to see ample opportunities for growth in the company’s sales.
The Fund ended the fiscal year with the largest overweights in the technology, media, finance, and communications services sectors. The Fund remained underweight in the consumer staples, consumer services, basic materials, and utilities sectors. After nine consecutive years of positive returns, the Russell 1000 Index declined by 4.78% for calendar year 2018. The market has grown more concerned about where we are in the economic cycle, as well as the global growth picture. On balance, we believe the macroeconomic environment should favor active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, in our view, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders. During the review period, the Fund did not invest in any derivative instruments.
Portfolio Managers:
Delaware Investments Fund Advisers:	Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $31,963. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $34,798. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.56%
Five Years	+ 6.96%
Ten Years	+ 12.32%
Service Class Shares
One Year	- 4.89%
Five Years	+ 6.59%
Ten Years	+ 11.93%
1. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
© 2019 Macquarie Management Holdings, Inc.
All third-party trademarks are the property of their respective owners.
LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$926.40	0.46%	$2.23
Service Class Shares	1,000.00	924.80	0.81%	3.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.46%	$2.35
Service Class Shares	1,000.00	1,021.10	0.81%	4.13

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.53%
Aerospace & Defense	0.36%
Airlines	0.80%
Auto Components	0.53%
Banks	6.25%
Biotechnology	1.92%
Capital Markets	4.10%
Chemicals	0.93%
Communications Equipment	1.68%
Construction & Engineering	0.46%
Consumer Finance	0.83%
Containers & Packaging	0.89%
Diversified Telecommunication Services	1.85%
Electric Utilities	1.24%
Electrical Equipment	0.45%
Equity Real Estate Investment Trusts	4.31%
Food & Staples Retailing	0.80%
Food Products	0.81%
Gas Utilities	0.34%
Health Care Equipment & Supplies	4.02%
Health Care Providers & Services	1.26%
Hotels, Restaurants & Leisure	2.42%
Household Durables	0.42%
Industrial Conglomerates	1.23%
Insurance	3.01%
Internet & Direct Marketing Retail	3.65%
Internet Software & Services	5.21%
IT Services	2.49%
Life Sciences Tools & Services	1.35%
Machinery	3.79%
Media	3.84%
Oil, Gas & Consumable Fuels	4.90%
Pharmaceuticals	6.68%
Road & Rail	2.05%
Semiconductors & Semiconductor Equipment	4.39%
Software	9.72%
Specialty Retail	3.46%
Technology Hardware, Storage & Peripherals	4.18%
Textiles, Apparel & Luxury Goods	1.17%
Thrifts & Mortgage Finance	0.74%
Money Market Fund	0.71%
Total Investments	99.24%
Receivables and Other Assets Net of Liabilities	0.76%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	4.18%
Microsoft	4.01%
Alphabet Class A	3.91%
Amazon.com	3.65%
Home Depot	2.75%
Intel	2.22%
Johnson & Johnson	2.13%
Union Pacific	2.05%
American Tower	2.04%
JPMorgan Chase & Co.	1.95%
Total	28.89%

IT–Information Technology

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.53%
Aerospace & Defense–0.36%
Spirit AeroSystems Holdings Class A	31,200	$ 2,249,208
		2,249,208
Airlines–0.80%
Southwest Airlines	107,200	4,982,656
		4,982,656
Auto Components–0.53%
BorgWarner	95,400	3,314,196
		3,314,196
Banks–6.25%
Comerica	73,800	5,069,322
East West Bancorp	125,300	5,454,309
JPMorgan Chase & Co.	125,200	12,222,024
KeyCorp	524,200	7,747,676
US Bancorp	188,200	8,600,740
		39,094,071
Biotechnology–1.92%
†Celgene	83,000	5,319,470
†Vertex Pharmaceuticals	40,200	6,661,542
		11,981,012
Capital Markets–4.10%
BlackRock	20,200	7,934,964
Intercontinental Exchange	104,150	7,845,619
Raymond James Financial	69,900	5,201,259
State Street	74,000	4,667,180
		25,649,022
Chemicals–0.93%
Linde	37,100	5,789,084
		5,789,084
Communications Equipment–1.68%
Cisco Systems	242,600	10,511,858
		10,511,858
Construction & Engineering–0.46%
Quanta Services	95,400	2,871,540
		2,871,540
Consumer Finance–0.83%
Capital One Financial	68,950	5,211,931
		5,211,931
Containers & Packaging–0.89%
WestRock	147,100	5,554,496
		5,554,496
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services–1.85%
AT&T	406,400	$ 11,598,656
		11,598,656
Electric Utilities–1.24%
PPL	273,900	7,759,587
		7,759,587
Electrical Equipment–0.45%
Rockwell Automation	18,800	2,829,024
		2,829,024
Equity Real Estate Investment Trusts–4.31%
American Tower	80,500	12,734,295
Brixmor Property Group	245,800	3,610,802
Prologis	56,868	3,339,289
Simon Property Group	43,300	7,273,967
		26,958,353
Food & Staples Retailing–0.80%
Casey's General Stores	39,200	5,023,088
		5,023,088
Food Products–0.81%
General Mills	130,700	5,089,458
		5,089,458
Gas Utilities–0.34%
South Jersey Industries	77,500	2,154,500
		2,154,500
Health Care Equipment & Supplies–4.02%
Abbott Laboratories	129,800	9,388,434
†DexCom	44,900	5,379,020
†Edwards Lifesciences	40,100	6,142,117
West Pharmaceutical Services	43,000	4,215,290
		25,124,861
Health Care Providers & Services–1.26%
†Cigna	41,500	7,881,680
		7,881,680
Hotels, Restaurants & Leisure–2.42%
Aramark	159,900	4,632,303
Starbucks	163,400	10,522,960
		15,155,263
Household Durables–0.42%
Toll Brothers	79,100	2,604,763
		2,604,763
Industrial Conglomerates–1.23%
Roper Technologies	28,800	7,675,776
		7,675,776
LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–3.01%
Prudential Financial	83,900	$ 6,842,045
Reinsurance Group of America	35,600	4,992,188
Travelers	58,600	7,017,350
		18,851,583
Internet & Direct Marketing Retail–3.65%
†Amazon.com	15,200	22,829,944
		22,829,944
Internet Software & Services–5.21%
†Alphabet Class A	23,400	24,452,064
†Facebook Class A	62,300	8,166,907
		32,618,971
IT Services–2.49%
Accenture Class A	59,600	8,404,196
Visa Class A	54,200	7,151,148
		15,555,344
Life Sciences Tools & Services–1.35%
Thermo Fisher Scientific	37,800	8,459,262
		8,459,262
Machinery–3.79%
Deere & Co.	31,600	4,713,772
†Gates Industrial	143,600	1,901,264
Ingersoll-Rand	58,800	5,364,324
Lincoln Electric Holdings	42,000	3,311,700
Parker-Hannifin	56,300	8,396,582
		23,687,642
Media–3.84%
Cinemark Holdings	90,100	3,225,580
Comcast Class A	216,800	7,382,040
Twenty-First Century Fox Class A	84,900	4,085,388
Walt Disney	85,000	9,320,250
		24,013,258
Oil, Gas & Consumable Fuels–4.90%
ConocoPhillips	99,700	6,216,295
Diamondback Energy	66,800	6,192,360
EOG Resources	69,900	6,095,979
Occidental Petroleum	99,500	6,107,310
Pioneer Natural Resources	45,700	6,010,464
		30,622,408
Pharmaceuticals–6.68%
Allergan	42,903	5,734,415
Johnson & Johnson	103,200	13,317,960
Merck & Co.	137,300	10,491,093
†Neurocrine Biosciences	28,100	2,006,621
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Pfizer	235,000	$ 10,257,750
		41,807,839
Road & Rail–2.05%
Union Pacific	92,600	12,800,098
		12,800,098
Semiconductors & Semiconductor Equipment–4.39%
Analog Devices	36,400	3,124,212
Broadcom	41,100	10,450,908
Intel	296,200	13,900,666
		27,475,786
Software–9.72%
†Adobe Systems	37,100	8,393,504
Microsoft	246,900	25,077,633
†PTC	66,400	5,504,560
†salesforce.com	65,200	8,930,444
†ServiceNow	24,400	4,344,420
SS&C Technologies Holdings	107,500	4,849,325
†Tyler Technologies	20,100	3,734,982
		60,834,868
Specialty Retail–3.46%
Home Depot	100,100	17,199,182
Tractor Supply	53,600	4,472,384
		21,671,566
Technology Hardware, Storage & Peripherals–4.18%
Apple	165,800	26,153,292
		26,153,292
Textiles, Apparel & Luxury Goods–1.17%
NIKE Class B	99,100	7,347,274
		7,347,274
Thrifts & Mortgage Finance–0.74%
†MGIC Investment	441,700	4,620,182
		4,620,182
Total Common Stock (Cost $424,312,727)		616,413,400

MONEY MARKET FUND–0.71%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	4,447,845	4,447,845
Total Money Market Fund (Cost $4,447,845)		4,447,845

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.24% (Cost $428,760,572)	620,861,245
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.76%	4,741,629
NET ASSETS APPLICABLE TO 18,742,231 SHARES OUTSTANDING–100.00%	$625,602,874
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($545,431,897 / 16,329,588 Shares)	$33.401
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($80,170,977 / 2,412,643 Shares)	$33.230
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$401,544,614
Distributable earnings/(accumulated loss)	224,058,260
TOTAL NET ASSETS	$625,602,874

† Non-income producing.
★	Includes $78,738 payable for fund shares redeemed, $254,884 due to manager and affiliates and $45,157 other accrued expenses payable as of December 31, 2018.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 12,307,116
Interest	80,356
12,387,472
EXPENSES:
Management fees	2,725,611
Distribution fees-Service Class	314,045
Shareholder servicing fees	209,342
Accounting and administration expenses	177,672
Reports and statements to shareholders	70,910
Professional fees	37,972
Trustees’ fees and expenses	23,577
Custodian fees	5,958
Consulting fees	2,187
Pricing fees	316
Other	62,258
Total operating expenses	3,629,848
NET INVESTMENT INCOME	8,757,624
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	35,260,666
Net change in unrealized appreciation (depreciation) of investments	(71,154,034)
NET REALIZED AND UNREALIZED LOSS	(35,893,368)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,135,744)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,757,624	$ 8,882,679
Net realized gain	35,260,666	69,273,160
Net change in unrealized appreciation (depreciation)	(71,154,034)	52,003,965
Net increase (decrease) in net assets resulting from operations	(27,135,744)	130,159,804
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(68,362,604)	(73,593,814)
Service Class	(9,580,948)	(9,997,086)
	(77,943,552)	(83,590,900)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,768,787	5,144,082
Service Class	8,318,004	7,328,325
Reinvestment of dividends and distributions:
Standard Class	68,362,604	73,593,814
Service Class	9,580,948	9,997,086
	92,030,343	96,063,307
Cost of shares redeemed:
Standard Class	(84,427,673)	(71,857,539)
Service Class	(14,639,273)	(16,086,139)
	(99,066,946)	(87,943,678)
Increase (decrease) in net assets derived from capital share transactions	(7,036,603)	8,119,629
NET INCREASE (DECREASE) IN NET ASSETS	(112,115,899)	54,688,533
NET ASSETS:
Beginning of year	737,718,773	683,030,240
End of year	$ 625,602,874	$737,718,773
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (7,964,371)
Service Class		(809,621)
Net realized gain:
Standard Class		(65,629,443)
Service Class		(9,187,465)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 39.132	$ 36.841	$ 40.028	$ 46.219	$ 42.841
Income (loss) from investment operations:
Net investment income[1]	0.496	0.507	0.584	0.643	0.589
Net realized and unrealized gain (loss)	(1.771)	6.612	1.913	(1.131)	5.822
Total from investment operations	(1.275)	7.119	2.497	(0.488)	6.411
Less dividends and distributions from:
Net investment income	(0.503)	(0.489)	(0.573)	(0.621)	(0.687)
Net realized gain	(3.953)	(4.339)	(5.111)	(5.082)	(2.346)
Total dividends and distributions	(4.456)	(4.828)	(5.684)	(5.703)	(3.033)
Net asset value, end of period	$ 33.401	$ 39.132	$ 36.841	$ 40.028	$ 46.219
Total return[2]	(4.56%)	20.19%	6.64%	(0.66%)	15.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$545,432	$647,337	$599,524	$635,177	$703,330
Ratio of expenses to average net assets	0.46%	0.45%	0.44%	0.42%	0.42%
Ratio of net investment income to average net assets	1.26%	1.29%	1.51%	1.42%	1.31%
Portfolio turnover	13%	25%	27%	20%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 38.943	$ 36.696	$ 39.901	$ 46.089	$ 42.740
Income (loss) from investment operations:
Net investment income[1]	0.355	0.367	0.446	0.482	0.430
Net realized and unrealized gain (loss)	(1.744)	6.572	1.898	(1.125)	5.795
Total from investment operations	(1.389)	6.939	2.344	(0.643)	6.225
Less dividends and distributions from:
Net investment income	(0.371)	(0.353)	(0.438)	(0.463)	(0.530)
Net realized gain	(3.953)	(4.339)	(5.111)	(5.082)	(2.346)
Total dividends and distributions	(4.324)	(4.692)	(5.549)	(5.545)	(2.876)
Net asset value, end of period	$ 33.230	$ 38.943	$ 36.696	$ 39.901	$ 46.089
Total return[2]	(4.89%)	19.77%	6.27%	(1.01%)	14.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 80,171	$ 90,382	$83,506	$ 85,440	$ 88,997
Ratio of expenses to average net assets	0.81%	0.80%	0.79%	0.77%	0.77%
Ratio of net investment income to average net assets	0.91%	0.94%	1.16%	1.07%	0.96%
Portfolio turnover	13%	25%	27%	20%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification
LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$41,075
Legal	8,157
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $58,289 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$211,954
Distribution fees payable to LFD	24,483
Printing and mailing fees payable to Lincoln Life	2,556
Shareholder servicing fees payable to Lincoln Life	15,891
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $3,669,692.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 90,443,594
Sales	166,871,683
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$429,258,352
Aggregate unrealized appreciation of investments	$211,875,625
Aggregate unrealized depreciation of investments	(20,272,732)
Net unrealized appreciation of investments	$191,602,893
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$616,413,400	$—	$—	$616,413,400
Money Market Fund	4,447,845	—	—	4,447,845
Total Investments	$620,861,245	$—	$—	$620,861,245
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$10,376,964	$11,744,234
Long-term capital gains	67,566,588	71,846,666
Total	$77,943,552	$83,590,900
LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 32,455,367
Net unrealized appreciation	191,602,893
Distributable earnings/(accumulated loss)	$224,058,260
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	146,338	131,176
Service Class	212,477	188,201
Shares reinvested:
Standard Class	1,785,250	1,975,905
Service Class	250,973	270,698
	2,395,038	2,565,980
Shares redeemed:
Standard Class	(2,144,599)	(1,837,816)
Service Class	(371,661)	(413,657)
	(2,516,260)	(2,251,473)
Net increase (decrease)	(121,222)	314,507
7. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years,
LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 10. Recent Accounting Pronouncements (continued)
beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Social Awareness Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Social Awareness Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Social Awareness Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Social Awareness Fund–17

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Funds, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Social Awareness Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three, five and ten year periods. The Board considered LIAC’s comments that underperformance as compared to the benchmark index and the Morningstar peer group was primarily attributable to the Fund’s socially aware investment approach, which has excluded higher performing stocks based on purely social awareness based reasons. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted DIFA’s statement that there were no comparable funds for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Funds may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Delaware Social Awareness Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Delaware Social Awareness Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Social Awareness Fund–22

LVIP Delaware Special Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Special Opportunities Fund

LVIP Delaware Special Opportunities Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (14.75%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell Midcap® Value Index1, returned (12.29%).
During the year, lower-quality companies within the benchmark, those companies with low return on equity (ROE) and high price-to-earnings (P/E) ratios, declined by less than their higher-quality counterparts. The Fund is overweight high ROE and low P/E companies relative to the benchmark, which detracted from performance.
Stock selection was the main driver of relative underperformance during the year, specifically within the technology and financial services sectors. Sector allocations had a modestly negative impact on performance which resulted from the Fund’s relative underweight allocation to the utilities and REIT sectors, as those sectors performed better during the year. The Fund benefited from positive stock selection in the consumer services, basic industry and healthcare sectors.
Electronic Manufacturing Services company, Flex Ltd., detracted. Late in the year, Flex announced the retirement of its CEO and cancelled a relationship with Nike after concluding that it would not be profitable. After analyzing these events, we continued to hold Flex in the Fund as it is trades at a very low valuation and generates strong free-cash flow.
Newfield Exploration Co. is an independent exploration and production company. Newfield’s share price experienced two meaningful declines during the year, both times after issuing revenue-and-earnings guidance that fell short of market expectations. On Nov. 1, Newfield agreed to a merger with Encana Corp. in an all-stock transaction. The combined company is expected to generate significant free-cash flow following the close of the deal. Since the merger announcement, the stock’s price has declined from both a decline in the price of oil and uncertainty surrounding the expected synergies from the merger. We maintained the Fund’s position in Newfield as we feel the valuation remains attractive.
East West Bancorp Inc. is a regional bank primarily serving the financial needs of individuals and businesses operating in both the United States and Greater China. During the year, shares of US regional banks were performing well until the shape of the yield curve and concerns surrounding an economic slowdown began to pressure stock prices in October. Trade negotiation uncertainty between the leaders of the US and Chinese governments may have further pressured East West’s stock, although we believe any operational impact from trade tensions will be manageable. We maintained the Fund’s position in East West as it trades at a discount to its fair value.
The Fund benefited from a surge in merger and acquisition activity during 2018. Early in the year, Validus Holdings Ltd., a Bermuda-based reinsurer and specialty insurance products provider, was acquired by American International Group Inc. (AIG) in a cash deal worth $5.4 billion. Andeavor, a Texas-based refiner, contributed to relative performance after Marathon Petroleum Corp. acquired it at a substantial premium to the Fund’s cost basis. Similarly, Dr. Pepper
Snapple Group Inc. was acquired by the beverage brewing company Keurig Green Mountain Inc. at a healthy premium. As of year-end, the Fund did not hold shares in any of the aforementioned companies.
The Fund remained positioned for economic growth at year-end and was overweight some of the more-cyclical sectors, where we believe valuations and free-cash-flow generation is more attractive. The largest overweight positions in the Fund are to the capital spending, financial services, technology, and consumer cyclical sectors. We remain underweight the defensive sectors, including REITs and utilities. During the review period, the Fund did not invest in any derivative instruments.
Portfolio Managers:
Delaware Investments Fund Advisers:	Christopher S. Beck
Steven G. Catricks
Kelley A. McKee
Kent P. Madden
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Special Opportunities Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $32,398 for the Standard Class shares and to $31,287 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $34,038. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 14.75%
Five Years	+ 5.46%
Ten Years	+ 12.47%
Service Class Shares
One Year	- 15.04%
Five Years	+ 5.09%
Ten Years	+ 12.08%
1. The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL.MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2018 Delaware Management Holdings, Inc.
LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$846.30	0.46%	$2.14
Service Class Shares	1,000.00	844.80	0.81%	3.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.46%	$2.35
Service Class Shares	1,000.00	1,021.10	0.81%	4.13

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.42%
Aerospace & Defense	1.33%
Airlines	0.92%
Auto Components	0.58%
Banks	8.29%
Building Products	0.45%
Capital Markets	3.50%
Chemicals	4.90%
Commercial Services & Supplies	1.15%
Construction & Engineering	3.43%
Consumer Finance	1.37%
Containers & Packaging	2.73%
Diversified Consumer Services	1.05%
Electric Utilities	2.09%
Electronic Equipment, Instruments & Components	3.18%
Energy Equipment & Services	0.75%
Equity Real Estate Investment Trusts	10.61%
Food & Staples Retailing	0.95%
Food Products	1.42%
Health Care Equipment & Supplies	2.18%
Health Care Providers & Services	1.59%
Hotels, Restaurants & Leisure	1.46%
Household Durables	1.48%
Insurance	8.21%
Internet Software & Services	0.00%
IT Services	1.39%
Leisure Products	0.67%
Life Sciences Tools & Services	1.14%
Machinery	5.23%
Media	2.63%
Multiline Retail	0.99%
Multi-Utilities	5.78%
Oil, Gas & Consumable Fuels	5.48%
Professional Services	0.56%
Road & Rail	1.69%
Semiconductors & Semiconductor Equipment	1.97%
Software	2.87%
Technology Hardware, Storage & Peripherals	0.31%
Textiles, Apparel & Luxury Goods	1.32%
Trading Companies & Distributors	1.77%
Money Market Fund	2.55%
Total Investments	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Raymond James Financial	2.78%
Synopsys	2.53%
East West Bancorp	2.30%
Public Service Enterprise Group	2.26%
Comerica	2.10%
Marathon Oil	1.95%
ITT	1.94%
Celanese Class A	1.86%
WEC Energy Group	1.85%
Reinsurance Group of America	1.79%
Total	21.36%

IT–Information Technology

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.42%
Aerospace & Defense–1.33%
Spirit AeroSystems Holdings Class A	101,200	$ 7,295,508
		7,295,508
Airlines–0.92%
Southwest Airlines	108,500	5,043,080
		5,043,080
Auto Components–0.58%
BorgWarner	92,200	3,203,028
		3,203,028
Banks–8.29%
Bank of Hawaii	31,300	2,107,116
Comerica	167,200	11,484,968
East West Bancorp	288,800	12,571,464
First Hawaiian	193,200	4,348,932
Hancock Whitney	198,700	6,884,955
KeyCorp	537,100	7,938,338
		45,335,773
Building Products–0.45%
Johnson Controls International	82,595	2,448,942
		2,448,942
Capital Markets–3.50%
Affiliated Managers Group	40,600	3,956,064
Raymond James Financial	203,950	15,175,920
		19,131,984
Chemicals–4.90%
†Axalta Coating Systems	205,900	4,822,178
Celanese Class A	113,200	10,184,604
Huntsman	299,000	5,767,710
WR Grace & Co.	92,900	6,030,139
		26,804,631
Commercial Services & Supplies–1.15%
Brink's	97,800	6,322,770
		6,322,770
Construction & Engineering–3.43%
†AECOM	226,700	6,007,550
KBR	413,000	6,269,340
†Quanta Services	214,900	6,468,490
		18,745,380
Consumer Finance–1.37%
Synchrony Financial	320,500	7,518,930
		7,518,930
Containers & Packaging–2.73%
†Berry Global Group	183,482	8,720,899
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Graphic Packaging Holding	583,600	$ 6,209,504
		14,930,403
Diversified Consumer Services–1.05%
Service Corp. International	142,300	5,728,998
		5,728,998
Electric Utilities–2.09%
Edison International	110,800	6,290,116
IDACORP	55,100	5,127,606
		11,417,722
Electronic Equipment, Instruments & Components–3.18%
Avnet	181,900	6,566,590
†Flex	572,000	4,352,920
†Keysight Technologies	104,150	6,465,632
		17,385,142
Energy Equipment & Services–0.75%
Patterson-UTI Energy	395,600	4,094,460
		4,094,460
Equity Real Estate Investment Trusts–10.61%
Apartment Investment & Management Class A	160,900	7,060,292
Brandywine Realty Trust	410,600	5,284,422
Equity Residential	107,500	7,096,075
Highwoods Properties	158,400	6,128,496
Host Hotels & Resorts	445,800	7,431,486
Kimco Realty	359,300	5,263,745
Life Storage	79,600	7,402,004
VEREIT	987,700	7,062,055
Welltower	76,500	5,309,865
		58,038,440
Food & Staples Retailing–0.95%
†U.S. Foods Holding	164,200	5,195,288
		5,195,288
Food Products–1.42%
Conagra Brands	188,000	4,015,680
Tyson Foods Class A	70,200	3,748,680
		7,764,360
Health Care Equipment & Supplies–2.18%
Becton Dickinson & Co.	19,000	4,281,080
Zimmer Biomet Holdings	73,700	7,644,164
		11,925,244
Health Care Providers & Services–1.59%
Cigna	16,400	3,114,688
Quest Diagnostics	66,900	5,570,763
		8,685,451
LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure–1.46%
Darden Restaurants	43,300	$ 4,323,938
Marriott International Class A	33,540	3,641,102
		7,965,040
Household Durables–1.48%
DR Horton	151,733	5,259,066
†Mohawk Industries	24,300	2,842,128
		8,101,194
Insurance–8.21%
Allstate	73,000	6,031,990
American Financial Group	106,950	9,682,183
Assurant	61,200	5,473,728
Hartford Financial Services Group	128,600	5,716,270
Reinsurance Group of America	69,900	9,802,077
Torchmark	110,050	8,202,027
		44,908,275
Internet Software & Services–0.00%
LogMeIn	1	82
		82
IT Services–1.39%
DXC Technology	58,700	3,121,079
†Fiserv	61,200	4,497,588
		7,618,667
Leisure Products–0.67%
Hasbro	44,900	3,648,125
		3,648,125
Life Sciences Tools & Services–1.14%
Agilent Technologies	92,700	6,253,542
		6,253,542
Machinery–5.23%
Allison Transmission Holdings	131,400	5,769,774
†Gates Industrial	326,400	4,321,536
ITT	220,300	10,633,881
Stanley Black & Decker	65,700	7,866,918
		28,592,109
Media–2.63%
Cable One	7,300	5,986,730
CBS Class B	98,500	4,306,420
Cinemark Holdings	114,800	4,109,840
		14,402,990
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail–0.99%
†Dollar Tree	60,000	$ 5,419,200
		5,419,200
Multi-Utilities–5.78%
CMS Energy	184,400	9,155,460
Public Service Enterprise Group	237,600	12,367,080
WEC Energy Group	145,900	10,105,034
		31,627,574
Oil, Gas & Consumable Fuels–5.48%
Hess	178,300	7,221,150
Marathon Oil	746,000	10,697,640
†Newfield Exploration	405,100	5,938,766
SM Energy	282,000	4,365,360
†Whiting Petroleum	78,625	1,784,001
		30,006,917
Professional Services–0.56%
ManpowerGroup	47,500	3,078,000
		3,078,000
Road & Rail–1.69%
CSX	69,500	4,318,035
JB Hunt Transport Services	53,000	4,931,120
		9,249,155
Semiconductors & Semiconductor Equipment–1.97%
†Qorvo	66,700	4,050,691
Teradyne	214,200	6,721,596
		10,772,287
Software–2.87%
†Citrix Systems	18,200	1,864,772
†Synopsys	164,500	13,857,480
		15,722,252
Technology Hardware, Storage & Peripherals–0.31%
Western Digital	45,300	1,674,741
		1,674,741
Textiles, Apparel & Luxury Goods–1.32%
PVH	41,400	3,848,130
VF	47,600	3,395,784
		7,243,914
Trading Companies & Distributors–1.77%
†HD Supply Holdings	162,200	6,085,744
†United Rentals	35,400	3,629,562
		9,715,306
Total Common Stock (Cost $439,325,425)		533,014,904

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund
Statement of Net Assets (continued)
	Number ofShares	Value(U.S. $)
MONEY MARKET FUND–2.55%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	13,931,531	$ 13,931,531
Total Money Market Fund (Cost $13,931,531)		13,931,531
TOTAL INVESTMENTS–99.97% (Cost $453,256,956)	546,946,435
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	159,563
NET ASSETS APPLICABLE TO 17,247,095 SHARES OUTSTANDING–100.00%	$547,105,998
NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($431,527,320 / 13,589,954 Shares)	$31.753
NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($115,578,678 / 3,657,141 Shares)	$31.604
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$383,700,112
Distributable earnings/(accumulated loss)	163,405,886
TOTAL NET ASSETS	$547,105,998

† Non-income producing.
★	Includes $589,394 payable for fund shares redeemed, $42,705 other accrued expenses payable and $242,814 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 9,897,865
Interest	747,093
10,644,958
EXPENSES:
Management fees	2,542,710
Distribution fees-Service Class	447,480
Shareholder servicing fees	191,662
Accounting and administration expenses	163,728
Reports and statements to shareholders	68,733
Professional fees	36,460
Trustees’ fees and expenses	21,833
Custodian fees	7,192
Consulting fees	2,159
Pricing fees	351
Other	13,034
Total operating expenses	3,495,342
NET INVESTMENT INCOME	7,149,616
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	71,546,025
Net change in unrealized appreciation (depreciation) of:
Investments	(173,557,762)
Foreign currencies	986
Net change in unrealized appreciation (depreciation)	(173,556,776)
NET REALIZED AND UNREALIZED LOSS	(102,010,751)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (94,861,135)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,149,616	$ 7,551,311
Net realized gain	71,546,025	60,450,487
Net change in unrealized appreciation (depreciation)	(173,556,776)	39,735,122
Net increase (decrease) in net assets resulting from operations	(94,861,135)	107,736,920
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(55,197,084)	(53,179,256)
Service Class	(13,516,043)	(10,840,748)
	(68,713,127)	(64,020,004)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,075,298	16,394,269
Service Class	30,181,233	25,019,435
Reinvestment of dividends and distributions:
Standard Class	55,197,084	53,179,256
Service Class	13,516,043	10,840,748
	112,969,658	105,433,708
Cost of shares redeemed:
Standard Class	(77,467,407)	(73,009,797)
Service Class	(19,497,740)	(20,148,523)
	(96,965,147)	(93,158,320)
Increase in net assets derived from capital share transactions	16,004,511	12,275,388
NET INCREASE (DECREASE) IN NET ASSETS	(147,569,751)	55,992,304
NET ASSETS:
Beginning of year	694,675,749	638,683,445
End of year	$ 547,105,998	$694,675,749
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (7,132,840)
Service Class		(1,135,064)
Net realized gain:
Standard Class		(46,046,416)
Service Class		(9,705,684)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund–8

LVIP Delaware Special Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Special Opportunities Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 41.502	$ 39.082	$ 38.441	$ 41.904	$ 41.371
Income (loss) from investment operations:
Net investment income[1]	0.462	0.492	0.594	0.509	0.471
Net realized and unrealized gain (loss)	(5.856)	6.066	6.596	(0.451)	2.651
Total from investment operations	(5.394)	6.558	7.190	0.058	3.122
Less dividends and distributions from:
Net investment income	(0.514)	(0.524)	(0.623)	(0.502)	(0.564)
Net realized gain	(3.841)	(3.614)	(5.926)	(3.019)	(2.025)
Total dividends and distributions	(4.355)	(4.138)	(6.549)	(3.521)	(2.589)
Net asset value, end of period	$ 31.753	$ 41.502	$ 39.082	$ 38.441	$ 41.904
Total return[2]	(14.75%)	17.75%	20.41%	0.26%	7.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 431,527	$569,673	$536,639	$497,273	$561,547
Ratio of expenses to average net assets	0.46%	0.45%	0.44%	0.44%	0.43%
Ratio of net investment income to average net assets	1.15%	1.21%	1.54%	1.21%	1.10%
Portfolio turnover	20%	15%	16%	19%	7%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Special Opportunities Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 41.324	$ 38.939	$ 38.341	$ 41.801	$ 41.280
Income (loss) from investment operations:
Net investment income[1]	0.318	0.347	0.457	0.359	0.320
Net realized and unrealized gain (loss)	(5.809)	6.033	6.556	(0.445)	2.641
Total from investment operations	(5.491)	6.380	7.013	(0.086)	2.961
Less dividends and distributions from:
Net investment income	(0.388)	(0.381)	(0.489)	(0.355)	(0.415)
Net realized gain	(3.841)	(3.614)	(5.926)	(3.019)	(2.025)
Total dividends and distributions	(4.229)	(3.995)	(6.415)	(3.374)	(2.440)
Net asset value, end of period	$ 31.604	$ 41.324	$ 38.939	$ 38.341	$ 41.801
Total return[2]	(15.04%)	17.34%	19.98%	(0.09%)	7.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 115,579	$125,003	$102,044	$ 86,414	$88,093
Ratio of expenses to average net assets	0.81%	0.80%	0.79%	0.79%	0.78%
Ratio of net investment income to average net assets	0.80%	0.86%	1.19%	0.86%	0.75%
Portfolio turnover	20%	15%	16%	19%	7%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the
LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$37,801
Legal	7,605
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $56,724 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$191,819
Distribution fees payable to LFD	35,123
Printing and mailing fees payable to Lincoln Life	1,927
Shareholder servicing fees payable to Lincoln Life	13,945
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$129,693,892
Sales	179,118,081
LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$453,257,762
Aggregate unrealized appreciation of investments	$162,633,271
Aggregate unrealized depreciation of investments	(68,944,598)
Net unrealized appreciation of investments	$ 93,688,673
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$533,014,904	$—	$—	$533,014,904
Money Market Fund	13,931,531	—	—	13,931,531
Total Investments	$546,946,435	$—	$—	$546,946,435
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$7,936,229	$7,551,311
Long-term capital gains	60,776,898	56,468,693
Total	$68,713,127	$64,020,004
LVIP Delaware Special Opportunities Fund–13

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 69,717,213
Net unrealized appreciation	93,688,673
Distributable earnings/(accumulated loss)	$163,405,886
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	354,279	402,362
Service Class	766,345	617,299
Shares reinvested:
Standard Class	1,429,221	1,382,581
Service Class	351,012	284,188
	2,900,857	2,686,430
Shares redeemed:
Standard Class	(1,919,872)	(1,789,832)
Service Class	(485,143)	(497,164)
	(2,405,015)	(2,286,996)
Net increase	495,842	399,434
7. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Special Opportunities Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Special Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets LVIP Delaware Special Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Delaware Special Opportunities Fund–16

LVIP Delaware Special Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Special Opportunities Fund–17

LVIP Delaware Special Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Funds, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Special Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three, five and ten year periods. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules compared to the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Funds may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Delaware Special Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Delaware Special Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Delaware Special Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Delaware Special Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Special Opportunities Fund–22

LVIP Delaware Wealth Builder Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Delaware Wealth Builder Fund

LVIP Delaware Wealth Builder Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Wealth Builder Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (5.22)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the LVIP Delaware Wealth Builder Composite1, returned (1.81)% and its broad-based benchmark index, the S&P 500® Index2, returned (4.38)%.
For the full year, the Fund’s allocation to the large cap value sleeve was in line with the benchmark and moderately additive on a relative basis to the Fund. At the Fund level, stock selection and sector allocation were near equal contributors to relative performance. Investments in consumer staples, consumer discretionary and technology caused the largest drags on relative performance owing to stock selection and an overweight allocation in consumer staples and stock selection and an underweight allocation in consumer discretionary. Technology underweight was a drag on performance for the year. Investments in the healthcare, industrials and financials were most additive to performance from both stock selection and sector weightings. Merck, Pfizer and Astrazeneca were large contributors in healthcare. An underweight in both industrials and financials was highly additive. Waste Management was a positive in the industrial sector while Arthur J. Gallagher had a strong year relative to its financial peer group.
The international value sector underperformed its benchmark for 2018. The underperformance was driven by stock selection. Underperforming countries were UK, Germany, France, Netherlands, Italy and Japan. On the positive side, Indonesia and Switzerland added value. Playtech and Standard Chartered in the UK were notable detractors from performance. Japan notable decliners were Mitsubishi UFJ Financial and MinebeaMitsumi, Inc were down -31% and -30%, respectively. The Euro region proved difficult as Unicredit, ING Groep, Deutsche Post and Valeo were holdings that suffered with a weak economic backdrop in Europe. On the positive side, PT Bank Rakyat in Indonesia outperformed given strong country growth while Novartis provided a positive return like domestic pharma companies amidst a difficult economic backdrop.
The REIT sector underperformed its benchmark for the year. The healthcare, apartments and shopping centers detracted from performance while higher than average cash levels and regional malls were additive to performance. Within healthcare, Assura, a UK based owner of medical offices was down 18% with solid fundamentals but worry over Brexit pushed shares lower. Our underweight in US healthcare was also a negative to performance. Apartments were hurt by another UK company, Grainger, Plc, the largest owner of apartments in the UK. Unexpectedly, the company while trading at a discount launched a dilutive rights offering. We continue to believe one of the most powerful structural sectors is UK apartments. In our search for yield, the shopping centers provided that however rising rates and continued portfolio repositioning hurt the share prices. The malls were a bright spot as our holding in Simon Property Group provided a positive return relative to both the mall group and REIT index. The REIT group has suffered from rising rates outflows for four straight years. We believe with a more dovish FED, slowing earnings by other sectors along with three years of underperformance by REITs, they should provide improved relative performance in 2019.
The opportunistic sleeve underperformed its benchmark, the S&P 500, in 2018. Notable underperformers were engineering services company, ABB, which was hurt by the slowdown in Europe and Emerging Markets (EM). Due to the decline in the fourth quarter, Brookdale Senior Living was the largest negative contributor in this sleeve in 2018. Again, similar to our comments above, BKD is significantly undervalued. On the positive side, American Tower, a cell tower operator, was up 13% as the tower business continues to benefit from global demand for cellular usage. Lastly, we benefited from our holding in Forest City, which was bought out by Brookfield Properties.
Finally, our fixed income sleeve moderately underperformed the benchmark for the year as the fourth quarter underweight to US Treasuries and overweight to US credit were mild detractors to performance. During the 4th quarter, the sleeve extended its duration from 5 years to 6.35 years to take advantage of the selloff in credit.
Although the U.S. was down significantly in the 4th quarter, it still outperformed international markets by a wide margin in 2018. Each of EM, Europe and China all were down more than the U.S. in 2018. Global economies have slowed and now all markets have recognized that reality. Given our low weighting in international at only 4%, we are watching for signs to increase that weight if the backdrop changes. Over several years, the constant call has been that international stocks are cheap relative to the U.S. However, the U.S. continues to outperform due to better earnings growth and higher returns on equity. Hence, a higher multiple is rewarded. The constant that could change is the relative political stability of the U.S. However, this administration is more volatile in their policies and their messaging. We believe this is a concern for all investors as politics was never a large variable in our analysis of U.S. stocks. Given the constant European and UK upheaval and the opaqueness of Chinese data, the U.S. still possess the deepest markets and best run companies. History is on our side. However, we do not ignore the large relative underperformance of non-U.S. and are carefully analyzing when that shift should occur.
In fixed income, some spread widening did occur in both high yield and investment grade throughout 2018. Investment Grade (IG) spreads widened from 120 bps to 181bps over the 10 year while high yield bonds saw widening from 300 bps to 527 bps over the 10 year. However, relative to equities in 2018, fixed income outperformed. Today, we see high yield bonds as relatively more attractive than investment grade, unless we enter a recession. Given the value we see in high yield, a small shift to a more aggressive positioning in fixed income may be warranted. As of now, we continue our current weightings in fixed income with IG at 39% and high yield at 6.9%. Waste Management, MinebeaMitsumi, PT Bank Rakyat, ABB, BKD, Forest City and Brookfield Properties are not held at December 31, 2018.

LVIP Delaware Wealth Builder Fund–1

LVIP Delaware Wealth Builder Fund
2018 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Delaware Investments Fund Advisers:	Babek Zenouzi
Damon J. Andres
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Wealth Builder Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,931 for the Standard Class shares and to $22,364 for the Service Class shares. For comparison, look at how the LVIP Delaware Wealth Builder Composite and S&P 500® Index (net dividends) did over the same period. The same $10,000 investment would have increased to $22,651 and $34,303, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 5.22%
Five Years	+ 2.97%
Ten Years	+ 8.65%
Service Class Shares
One Year	- 5.46%
Five Years	+ 2.71%
Ten Years	+ 8.38%
1. The LVIP Delaware Wealth Builder Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The LVIP Delaware Wealth Builder Composite is constructed as follows: 50% S&P 500 Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Common wealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.
All third-party trademarks are the property of their respective owners.
(c) 2018 Delaware Management Holdings, Inc.

LVIP Delaware Wealth Builder Fund–2

LVIP Delaware Wealth Builder Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$967.80	0.71%	$3.52
Service Class Shares	1,000.00	966.50	0.96%	4.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Wealth Builder Fund–3

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	46.97%
U.S. Markets	37.20%
Aerospace & Defense	2.11%
Airlines	0.05%
Automobiles	0.85%
Banks	2.79%
Beverages	0.09%
Biotechnology	1.60%
Capital Markets	0.89%
Chemicals	1.17%
Communications Equipment	0.92%
Diversified Telecommunication Services	2.98%
Electric Utilities	1.10%
Energy Equipment & Services	0.69%
Equity Real Estate Investment Trusts	4.22%
Food Products	1.58%
Health Care Providers & Services	3.12%
Hotels, Restaurants & Leisure	0.07%
Household Durables	0.55%
Household Products	1.32%
Industrial Conglomerates	0.16%
Insurance	1.81%
IT Services	0.84%
Machinery	0.10%
Multiline Retail	0.97%
Oil, Gas & Consumable Fuels	2.15%
Pharmaceuticals	3.16%
Real Estate Management & Development	0.06%
Semiconductors & Semiconductor Equipment	1.69%
Software	0.12%
Technology Hardware, Storage & Peripherals	0.04%
Developed Markets	9.53%
Aerospace & Defense	0.13%
Air Freight & Logistics	0.11%
Auto Components	0.14%
Automobiles	0.22%
Banks	0.68%
Beverages	0.08%
Construction & Engineering	0.13%
Diversified Telecommunication Services	0.12%
Electronic Equipment, Instruments & Components	0.06%
Equity Real Estate Investment Trusts	0.21%
Food & Staples Retailing	0.07%
Health Care Equipment & Supplies	0.09%
Hotels, Restaurants & Leisure	0.09%
Household Durables	0.09%
Insurance	0.12%
Security Type/Sector	Percentage of Net Assets
Machinery	0.14%
Media	0.04%
Metals & Mining	0.15%
Multi-Utilities	0.79%
Oil, Gas & Consumable Fuels	2.43%
Pharmaceuticals	1.38%
Professional Services	0.08%
Real Estate Management & Development	0.11%
Road & Rail	0.06%
Specialty Retail	0.01%
Technology Hardware, Storage & Peripherals	0.57%
Textiles, Apparel & Luxury Goods	0.26%
Tobacco	0.90%
Trading Companies & Distributors	0.16%
Wireless Telecommunication Services	0.11%
Emerging Markets	0.24%
Banks	0.12%
Technology Hardware, Storage & Peripherals	0.09%
Wireless Telecommunication Services	0.03%
Limited Partnership	0.02%
Agency Collateralized Mortgage Obligations	0.62%
Agency Commercial Mortgage-Backed Securities	1.05%
Agency Mortgage-Backed Securities	8.13%
Corporate Bonds	22.01%
Advertising	0.02%
Aerospace & Defense	0.41%
Agriculture	0.23%
Airlines	0.03%
Auto Manufacturers	0.44%
Banks	4.40%
Beverages	0.23%
Biotechnology	0.02%
Building Materials	0.23%
Chemicals	0.71%
Commercial Services	0.36%
Computers	0.03%
Distribution/Wholesale	0.05%
Diversified Financial Services	1.29%
Electric	1.98%
Electronics	0.05%
Entertainment	0.23%
Environmental Control	0.10%
Food	0.37%
Food Service	0.05%
Forest Products & Paper	0.09%
Gas	0.04%
Health Care Products	0.06%
Health Care Services	0.94%

LVIP Delaware Wealth Builder Fund–4

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Home Builders	0.08%
Insurance	0.86%
Internet	0.09%
Iron & Steel	0.03%
Leisure Time	0.06%
Lodging	0.21%
Machinery Diversified	0.10%
Media	1.71%
Metal Fabricate & Hardware	0.12%
Mining	0.42%
Miscellaneous Manufacturing	0.23%
Office Business Equipment	0.01%
Oil & Gas	0.80%
Oil & Gas Services	0.02%
Packaging & Containers	0.39%
Pharmaceuticals	0.46%
Pipelines	0.88%
Real Estate Investment Trusts	0.66%
Retail	0.45%
Semiconductors	0.39%
Software	0.26%
Telecommunications	0.77%
Transportation	0.34%
Trucking & Leasing	0.31%
Municipal Bonds	4.21%
Non-Agency Asset-Backed Securities	3.57%
Non-Agency Collateralized Mortgage Obligations	0.20%
Non-Agency Commercial Mortgage-Backed Securities	2.30%
Regional Bonds	0.13%
Sovereign Bonds	0.10%
Supranational Banks	0.01%
U.S. Treasury Obligations	7.03%
Short-Term Investment	2.88%
Total Investments	99.23%
Receivables and Other Assets Net of Liabilities	0.77%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Verizon Communications	1.52%
AT&T	1.46%
BB&T	1.27%
Occidental Petroleum	1.26%
American International Group	1.19%
DowDuPont	1.17%
Pfizer	1.15%
Equity Residential	1.15%
Merck & Co.	1.15%
Royal Dutch Shell Class B ADR	1.15%
Total	12.47%

LVIP Delaware Wealth Builder Fund–5

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Geography	Percentage of Net Assets
Australia	0.43%
Belgium	0.18%
Bermuda	0.04%
Canada	0.43%
Cayman Islands	1.99%
Chile	0.01%
Denmark	0.07%
Finland	0.15%
France	2.04%
Germany	0.52%
Hong Kong	0.24%
Indonesia	0.12%
Ireland	0.36%
Italy	0.38%
Japan	1.42%
Mexico	0.01%
Netherlands	0.40%
New Zealand	0.01%
Panama	0.05%
Puerto Rico	0.06%
Republic of Korea	0.14%
Russia	0.03%
Singapore	0.06%
South Africa	0.12%
Spain	0.25%
Supranational	0.01%
Sweden	0.11%
Switzerland	0.80%
United Arab Emirates	0.07%
United Kingdom	5.73%
United States	80.12%
Total	96.35%

ADR–American Depositary Receipt
IT–Information Technology
LVIP Delaware Wealth Builder Fund–6

LVIP Delaware Wealth Builder Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–46.97%
U.S. MARKETS–37.20%
Aerospace & Defense–2.11%
Lockheed Martin	6,600	$ 1,728,144
United Technologies	16,000	1,703,680
		3,431,824
Airlines–0.05%
Copa Holdings Class A	1,000	78,710
		78,710
Automobiles–0.85%
Ford Motor	180,300	1,379,295
		1,379,295
Banks–2.79%
Bank of America	2,326	57,313
BB&T	47,500	2,057,700
JPMorgan Chase & Co.	6,159	601,241
Wells Fargo & Co.	39,400	1,815,552
		4,531,806
Beverages–0.09%
Coca-Cola	2,940	139,209
		139,209
Biotechnology–1.60%
AbbVie	18,100	1,668,639
Amgen	4,800	934,416
		2,603,055
Capital Markets–0.89%
Bank of New York Mellon	25,000	1,176,750
Blackstone Group	9,233	275,236
		1,451,986
Chemicals–1.17%
DowDuPont	35,500	1,898,540
		1,898,540
Communications Equipment–0.92%
Cisco Systems	34,500	1,494,885
		1,494,885
Diversified Telecommunication Services–2.98%
AT&T	82,837	2,364,168
Verizon Communications	43,943	2,470,476
		4,834,644
Electric Utilities–1.10%
Edison International	31,500	1,788,255
		1,788,255
Energy Equipment & Services–0.69%
Halliburton	42,000	1,116,360
		1,116,360
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts–4.22%
American Tower	984	$ 155,659
AvalonBay Communities	1,000	174,050
Boston Properties	750	84,412
Brixmor Property Group	4,325	63,534
Camden Property Trust	1,250	110,062
Columbia Property Trust	4,575	88,526
Cousins Properties	9,375	74,063
Crown Castle International	675	73,325
CubeSmart	4,500	129,105
Duke Realty	5,575	144,392
Equinix	775	273,234
Equity LifeStyle Properties	1,300	126,269
Equity Residential	28,268	1,865,971
Essex Property Trust	550	134,865
First Industrial Realty Trust	2,150	62,049
Healthcare Realty Trust	3,400	96,696
Healthcare Trust of America Class A	3,212	81,296
Host Hotels & Resorts	10,450	174,201
Invitation Homes	11,175	224,394
Kilroy Realty	775	48,732
MGM Growth Properties Class A	2,400	63,384
Mid-America Apartment Communities	729	69,765
National Retail Properties	3,050	147,955
Park Hotels & Resorts	2,825	73,394
Prologis	6,192	363,594
Public Storage	675	136,627
Regency Centers	2,107	123,639
Retail Properties of America	5,650	61,303
RLJ Lodging Trust	3,475	56,990
†SBA Communications	635	102,800
Simon Property Group	3,100	520,769
SITE Centers	7,000	77,490
SL Green Realty	725	57,333
Spirit Realty Capital	1,950	68,738
Sunstone Hotel Investors	6,300	81,963
UDR	4,050	160,461
Urban Edge Properties	3,375	56,093
Ventas	1,150	67,379
VEREIT	4,550	32,533
Vornado Realty Trust	2,450	151,973
Weingarten Realty Investors	1,250	31,013
Welltower	2,400	166,584
		6,856,615
Food Products–1.58%
Archer-Daniels-Midland	21,200	868,564
Kraft Heinz	19,633	845,004
LVIP Delaware Wealth Builder Fund–7

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Food Products (continued)
Mondelez International Class A	21,500	$ 860,645
		2,574,213
Health Care Providers & Services–3.12%
†Brookdale Senior Living	219,092	1,467,916
Cardinal Health	28,700	1,280,020
CVS Health	21,701	1,421,850
Quest Diagnostics	10,800	899,316
		5,069,102
Hotels, Restaurants & Leisure–0.07%
Marriott International Class A	1,075	116,702
		116,702
Household Durables–0.55%
Whirlpool	8,300	887,021
		887,021
Household Products–1.32%
Kimberly-Clark	8,100	922,914
Procter & Gamble	13,200	1,213,344
		2,136,258
Industrial Conglomerates–0.16%
Honeywell International	1,958	258,691
		258,691
Insurance–1.81%
American International Group	49,000	1,931,090
Arthur J. Gallagher & Co.	12,700	935,990
Prudential Financial	816	66,545
		2,933,625
IT Services–0.84%
International Business Machines	10,500	1,193,535
Sabre	7,913	171,237
		1,364,772
Machinery–0.10%
Caterpillar	1,263	160,490
		160,490
Multiline Retail–0.97%
Target	23,900	1,579,551
		1,579,551
Oil, Gas & Consumable Fuels–2.15%
Enterprise Products Partners	5,295	130,204
Occidental Petroleum	33,300	2,043,954
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources	4,261	$ 153,481
Williams	53,000	1,168,650
		3,496,289
Pharmaceuticals–3.16%
Johnson & Johnson	10,862	1,401,741
Merck & Co.	24,400	1,864,404
Pfizer	42,795	1,868,002
		5,134,147
Real Estate Management & Development–0.06%
†Cushman & Wakefield	7,175	103,822
		103,822
Semiconductors & Semiconductor Equipment–1.69%
Broadcom	4,800	1,220,544
Intel	32,496	1,525,037
		2,745,581
Software–0.12%
Microsoft	1,856	188,514
		188,514
Technology Hardware, Storage & Peripherals–0.04%
Apple	453	71,456
		71,456
Total U.S. Markets (Cost $59,278,268)		60,425,418
§DEVELOPED MARKETS–9.53%
Aerospace & Defense–0.13%
Leonardo	6,291	55,425
Meggitt	24,957	149,918
		205,343
Air Freight & Logistics–0.11%
Deutsche Post	6,814	186,085
		186,085
Auto Components–0.14%
Cie Generale des Etablissements Michelin	1,601	157,582
Valeo	2,520	73,497
		231,079
Automobiles–0.22%
Bayerische Motoren Werke	2,060	167,077
Toyota Motor	3,400	196,814
		363,891
Banks–0.68%
Banco Santander	25,310	114,932
BNP Paribas	677	30,574

LVIP Delaware Wealth Builder Fund–8

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Banks (continued)
ING Groep	14,034	$ 150,958
Mitsubishi UFJ Financial Group	35,300	173,240
Nordea Bank	28,251	237,822
Standard Chartered	22,203	172,554
UniCredit	10,225	115,818
United Overseas Bank	5,700	103,113
		1,099,011
Beverages–0.08%
Carlsberg Class B	1,038	110,421
Coca-Cola Amatil	4,136	23,855
		134,276
Construction & Engineering–0.13%
Vinci	2,494	205,087
		205,087
Diversified Telecommunication Services–0.12%
Nippon Telegraph & Telephone	4,628	188,819
		188,819
Electronic Equipment, Instruments & Components–0.06%
Hitachi	3,700	98,088
		98,088
Equity Real Estate Investment Trusts–0.21%
Assura	162,340	109,349
Green REIT	81,226	125,637
Merlin Properties SOCIMI	8,057	99,531
		334,517
Food & Staples Retailing–0.07%
Matsumotokiyoshi Holdings	3,700	113,763
		113,763
Health Care Equipment & Supplies–0.09%
Koninklijke Philips	4,252	149,073
		149,073
Hotels, Restaurants & Leisure–0.09%
Playtech	30,340	148,924
		148,924
Household Durables–0.09%
Techtronic Industries	28,000	148,587
		148,587
Insurance–0.12%
AXA	9,214	198,856
		198,856
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Machinery–0.14%
MINEBEA MITSUMI	15,600	$ 224,952
		224,952
Media–0.04%
Publicis Groupe	1,138	64,930
		64,930
Metals & Mining–0.15%
Rio Tinto	5,249	251,387
		251,387
Multi-Utilities–0.79%
National Grid	15,179	148,501
National Grid ADR	23,700	1,137,126
		1,285,627
Oil, Gas & Consumable Fuels–2.43%
Royal Dutch Shell Class B ADR	31,100	1,864,134
Suncor Energy	4,400	122,892
TOTAL	3,630	191,465
TOTAL ADR	34,000	1,774,120
		3,952,611
Pharmaceuticals–1.38%
AstraZeneca ADR	48,300	1,834,434
Novartis	3,164	270,978
Sanofi	1,492	129,431
		2,234,843
Professional Services–0.08%
Teleperformance	799	127,816
		127,816
Real Estate Management & Development–0.11%
Grainger	69,982	187,138
		187,138
Road & Rail–0.06%
East Japan Railway	1,072	94,668
		94,668
Specialty Retail–0.01%
Nitori Holdings	118	14,778
		14,778
Technology Hardware, Storage & Peripherals–0.57%
Canon ADR	33,500	924,600
		924,600
Textiles, Apparel & Luxury Goods–0.26%
Kering	361	169,117

LVIP Delaware Wealth Builder Fund–9

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Textiles, Apparel & Luxury Goods (continued)
Yue Yuen Industrial Holdings	77,500	$ 248,100
		417,217
Tobacco–0.90%
British American Tobacco ADR	37,531	1,195,738
Imperial Brands	8,741	265,304
		1,461,042
Trading Companies & Distributors–0.16%
ITOCHU	15,760	267,649
		267,649
Wireless Telecommunication Services–0.11%
Tele2 Class B	13,760	175,492
		175,492
Total Developed Markets (Cost $15,431,570)		15,490,149
×EMERGING MARKETS–0.24%
Banks–0.12%
Bank Rakyat Indonesia Persero	750,900	191,298
		191,298
Technology Hardware, Storage & Peripherals–0.09%
Samsung Electronics	4,364	151,918
		151,918
Wireless Telecommunication Services–0.03%
Mobile TeleSystems PJSC ADR	6,200	43,400
		43,400
Total Emerging Markets (Cost $428,705)		386,616
Total Common Stock (Cost $75,138,543)		76,302,183
LIMITED PARTNERSHIP–0.02%
Brookfield Property Partners L.P.expiration date	1,983	31,966
Total Limited Partnership (Cost $41,445)		31,966

Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.62%
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	28	32
	Principal Amount°	Value(U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs
*•Series 2008-15 SB 4.09% (6.60% minus LIBOR01M) 8/25/36	16,028	$ 2,651
*•Series 2012-139 NS 4.19% (6.70% minus LIBOR01M) 12/25/42	651,462	137,258
*Series 2012-98 MI 3.00% 8/25/31	50,258	4,608
*Series 2013-26 ID 3.00% 4/25/33	49,053	6,358
*Series 2013-38 AI 3.00% 4/25/33	46,888	5,993
*Series 2013-44 DI 3.00% 5/25/33	169,589	20,972
*Series 2013-55 AI 3.00% 6/25/33	64,146	8,431
*Series 2013-7 EI 3.00% 10/25/40	44,838	4,895
*Series 2015-66 ID 3.50% 5/25/42	1,259,092	148,234
Series 2015-89 AZ 3.50% 12/25/45	7,796	7,799
*Series 2016-30 CI 3.00% 5/25/36	61,639	7,746
*•Series 2016-62 SA 3.49% (6.00% minus LIBOR01M) 9/25/46	94,928	19,299
*Series 2017-11 EI 3.00% 3/25/42	85,403	10,929
Freddie Mac REMICs
*Series 4100 EI 3.00% 8/15/27	2,589,361	220,844
*Series 4109 AI 3.00% 7/15/31	111,137	9,609
*Series 4120 MI 3.00% 10/15/32	47,503	6,518
*Series 4135 AI 3.50% 11/15/42	48,803	9,750
*Series 4146 IA 3.50% 12/15/32	41,663	6,012
*Series 4150 UI 3.50% 8/15/32	46,530	4,063
*Series 4181 DI 2.50% 3/15/33	50,701	5,714
*•Series 4184 GS 3.66% (6.12% minus LIBOR01M) 3/15/43	49,111	9,415
*Series 4185 LI 3.00% 3/15/33	51,231	6,685
*Series 4191 CI 3.00% 4/15/33	51,342	6,650
*Series 4342 CI 3.00% 11/15/33	49,669	5,351

LVIP Delaware Wealth Builder Fund–10

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
*•Series 4494 SA 3.72% (6.18% minus LIBOR01M) 7/15/45	59,669	$ 10,920
*Series 4543 HI 3.00% 4/15/44	68,459	8,918
*Series 4625 BI 3.50% 6/15/46	88,770	15,648
*Series 4667 LI 3.50% 10/15/43	78,132	10,401
GNMA
Series 2013-113 LY 3.00% 5/20/43	9,000	8,558
*Series 2015-142 AI 4.00% 2/20/44	40,630	4,448
*Series 2015-74 CI 3.00% 10/16/39	57,025	6,506
*•Series 2016-108 SK 3.58% (6.05% minus LIBOR01M) 8/20/46	84,605	16,357
*Series 2016-116 GI 3.50% 11/20/44	88,206	12,549
*Series 2016-118 DI 3.50% 3/20/43	101,395	13,216
Series 2016-156 PB 2.00% 11/20/46	19,000	15,312
*•Series 2016-160 GS 3.63% (6.10% minus LIBOR01M) 11/20/46	142,588	24,924
*Series 2016-163 XI 3.00% 10/20/46	77,331	9,716
*•Series 2017-134 SD 3.73% (6.20% minus LIBOR01M) 9/20/47	927,393	172,476
Total Agency Collateralized Mortgage Obligations (Cost $1,077,924)		1,005,765
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.05%
♦Freddie Mac Multifamily Structured Pass Through Certificates Series K058 A2 2.65% 8/25/26	35,000	33,687
•FREMF Mortgage Trust
Series 2011-K10 B 4.62% 11/25/49	400,000	408,707
Series 2011-K14 B 5.18% 2/25/47	20,000	20,867
Series 2011-K15 B 4.95% 8/25/44	10,000	10,411
Series 2012-K22 B 3.69% 8/25/45	35,000	35,534
Series 2013-K24 B 3.50% 11/25/45	260,000	259,385
	Principal Amount°	Value(U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•FREMF Mortgage Trust (continued)
Series 2013-K28 C 3.49% 6/25/46	100,000	$ 97,653
Series 2013-K33 B 3.50% 8/25/46	30,000	29,793
Series 2013-K33 C 3.50% 8/25/46	100,000	95,872
Series 2013-K712 B 3.36% 5/25/45	25,000	24,975
Series 2013-K713 B 3.15% 4/25/46	15,000	14,968
Series 2013-K713 C 3.15% 4/25/46	45,000	44,814
Series 2014-K717 B 3.63% 11/25/47	435,000	439,157
Series 2014-K717 C 3.63% 11/25/47	150,000	150,971
Series 2017-K71 B 3.75% 11/25/50	35,000	33,110
Total Agency Commercial Mortgage-Backed Securities (Cost $1,723,486)		1,699,904
AGENCY MORTGAGE-BACKED SECURITIES–8.13%
Fannie Mae 3.00% 10/1/47	250,289	242,230
•Fannie Mae ARM 4.56% (LIBOR012M + 1.83%) 8/1/35	1,034	1,086
Fannie Mae S.F. 30 yr
3.00% 7/1/47	1,416,999	1,381,540
3.50% 11/1/47	456,698	456,731
4.50% 11/1/39	16,628	17,432
4.50% 6/1/40	20,038	20,966
4.50% 7/1/40	20,362	21,476
4.50% 8/1/40	4,983	5,201
4.50% 8/1/41	328,023	343,635
4.50% 10/1/43	324,173	339,516
4.50% 10/1/44	14,396	15,064
4.50% 3/1/46	1,559,197	1,623,455
4.50% 4/1/46	2,168,107	2,258,925
4.50% 5/1/46	51,543	53,703
4.50% 7/1/46	47,558	49,425
5.00% 7/1/47	424,501	452,643
5.50% 5/1/44	2,000,865	2,154,189
6.00% 7/1/41	242,731	264,796
Fannie Mae S.F. 30 yr TBA 3.50% 2/1/49	1,499,000	1,497,604
Freddie Mac S.F. 30 yr
4.50% 4/1/39	2,324	2,421
4.50% 5/1/40	104,392	108,968
4.50% 7/1/42	29,556	30,945
4.50% 12/1/43	25,230	26,439
4.50% 8/1/44	31,451	32,872
4.50% 7/1/45	143,615	150,645
4.50% 8/1/48	885,505	923,244

LVIP Delaware Wealth Builder Fund–11

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.00% 12/1/44	284,880	$ 301,953
5.50% 9/1/41	24,089	25,924
GNMA I S.F. 30 yr 5.50% 2/15/41	16,478	17,558
GNMA II S.F. 30 yr
5.00% 9/20/46	63,770	67,299
5.00% 7/20/48	113,629	118,363
5.00% 9/20/48	115,232	120,248
5.50% 5/20/37	5,143	5,409
6.00% 2/20/39	6,561	6,964
6.00% 10/20/39	28,426	30,687
6.00% 2/20/40	29,213	31,299
6.00% 4/20/46	9,823	10,640
Total Agency Mortgage-Backed Securities (Cost $13,462,623)		13,211,495
CORPORATE BONDS–22.01%
Advertising–0.02%
Lamar Media 5.75% 2/1/26	25,000	25,406
		25,406
Aerospace & Defense–0.41%
L3 Technologies
3.85% 6/15/23	30,000	30,077
4.40% 6/15/28	145,000	145,246
Northrop Grumman
2.55% 10/15/22	95,000	92,009
3.25% 8/1/23	45,000	44,332
TransDigm 6.38% 6/15/26	55,000	51,356
United Technologies
3.65% 8/16/23	215,000	214,384
4.13% 11/16/28	90,000	89,342
		666,746
Agriculture–0.23%
Archer-Daniels-Midland 4.50% 3/15/49	35,000	35,963
BAT Capital
2.30% 8/14/20	10,000	9,770
3.22% 8/15/24	105,000	96,837
Bunge Limited Finance 4.35% 3/15/24	240,000	235,738
		378,308
Airlines–0.03%
♦United Airlines Pass Through Trust
3.75% 3/3/28	37,321	36,572
4.00% 10/11/27	16,111	16,093
		52,665
Auto Manufacturers–0.44%
Allison Transmission 5.00% 10/1/24	110,000	106,013
Daimler Finance North America 3.45% 1/6/27	150,000	139,378
		Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Ford Motor Credit 4.14% 2/15/23		200,000	$ 190,279
General Motors 6.75% 4/1/46		20,000	19,421
General Motors Financial
3.45% 1/14/22		20,000	19,394
4.35% 4/9/25		75,000	71,155
5.25% 3/1/26		125,000	122,493
Hyundai Capital America 2.55% 2/6/19		50,000	49,972
			718,105
Banks–4.40%
Banco Santander 3.85% 4/12/23		200,000	194,522
Bank of America
μ3.12% (LIBOR03M + 1.16%) 1/20/23		715,000	703,270
3.30% 8/5/21	AUD	20,000	14,231
μ3.86% 7/23/24		25,000	24,956
μ4.27% 7/23/29		30,000	29,894
μ6.50% (LIBOR03M + 4.17%) 10/23/24		155,000	157,131
μBank of Montreal 3.80% 12/15/32		45,000	41,726
Bank of New York Mellon 2.95% 1/29/23		80,000	78,786
BNG Bank 3.50% 7/19/27	AUD	18,000	13,228
Branch Banking & Trust 2.85% 4/1/21		390,000	387,060
Citigroup
•3.74% (LIBOR03M + 1.10%) 5/17/24		50,000	48,816
3.75% 10/27/23	AUD	13,000	9,337
Citizens Financial Group
2.38% 7/28/21		35,000	34,155
4.30% 12/3/25		40,000	39,517
Compass Bank 2.88% 6/29/22		250,000	239,752
μCredit Suisse Group
3.87% 1/12/29		475,000	442,723
6.25% (USSW5 + 3.46%) 12/18/24		200,000	189,706
Fifth Third Bancorp 2.60% 6/15/22		180,000	175,243
Goldman Sachs Group
μ4.22% 5/1/29		15,000	14,463
5.15% 5/22/45		30,000	28,113
6.00% 6/15/20		180,000	186,398
μHSBC Holdings 4.29% 9/12/26		200,000	197,165
Huntington Bancshares 2.30% 1/14/22		50,000	48,311
JPMorgan Chase & Co.
μ3.80% 7/23/24		20,000	20,049

LVIP Delaware Wealth Builder Fund–12

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
		Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
4.35% 8/15/21		40,000	$ 40,948
μ4.45% 12/5/29		45,000	45,826
μ6.75% (LIBOR03M + 3.78%) 2/1/24		300,000	310,350
KeyBank 3.40% 5/20/26		250,000	240,048
Landwirtschaftliche Rentenbank 5.38% 4/23/24	NZD	20,000	15,173
•Lloyds Banking Group 7.50% (USSW5 + 4.76%) 6/27/24		200,000	193,460
Morgan Stanley
3.74% 4/24/24		235,000	233,228
5.00% 9/30/21	AUD	14,000	10,406
5.00% 11/24/25		225,000	229,758
5.50% 1/26/20		100,000	102,298
•PNC Financial Services Group 5.00% (LIBOR03M + 3.30%) 11/1/26		305,000	281,362
Popular 6.13% 9/14/23		95,000	94,466
Regions Financial
2.75% 8/14/22		35,000	33,796
3.80% 8/14/23		40,000	40,104
Royal Bank of Scotland Group 3.88% 9/12/23		200,000	191,940
Santander UK 5.00% 11/7/23		200,000	195,727
State Street
3.10% 5/15/23		25,000	24,587
3.30% 12/16/24		350,000	347,033
SunTrust Bank
2.70% 1/27/22		230,000	224,480
3.00% 2/2/23		5,000	4,905
4.00% 5/1/25		55,000	55,222
•UBS Group Funding Switzerland 6.88% (USSW5 + 4.59%) 8/7/25		200,000	192,500
US Bancorp
2.38% 7/22/26		250,000	228,232
3.10% 4/27/26		65,000	61,607
3.15% 4/27/27		145,000	139,057
•USB Capital IX 3.50% (LIBOR03M + 1.02%) 10/29/49		275,000	203,844
Wells Fargo & Co. 3.00% 7/27/21	AUD	40,000	28,286
Wells Fargo Capital X 5.95% 12/1/86		15,000	15,562
•Westpac Banking 5.00% 9/21/27		25,000	20,752
Zions Bancorporation 4.50% 6/13/23		20,000	20,347
			7,143,856
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Beverages–0.23%
Anheuser-Busch InBev Worldwide 3.65% 2/1/26	310,000	$ 293,390
Cott Holdings 5.50% 4/1/25	90,000	85,162
		378,552
Biotechnology–0.02%
Gilead Sciences 4.15% 3/1/47	35,000	32,317
		32,317
Building Materials–0.23%
Boise Cascade 5.63% 9/1/24	110,000	103,675
Builders FirstSource 5.63% 9/1/24	90,000	83,813
Martin Marietta Materials 4.25% 12/15/47	55,000	45,189
Standard Industries 5.00% 2/15/27	160,000	140,400
		373,077
Chemicals–0.71%
Chemours 5.38% 5/15/27	70,000	63,350
Dow Chemical
4.80% 11/30/28	380,000	387,380
5.55% 11/30/48	75,000	76,323
DowDuPont
4.21% 11/15/23	55,000	56,279
4.73% 11/15/28	65,000	67,236
5.42% 11/15/48	70,000	72,998
NOVA Chemicals 5.25% 6/1/27	60,000	53,325
Nutrien 4.00% 12/15/26	15,000	14,649
Olin
5.00% 2/1/30	85,000	74,800
5.13% 9/15/27	45,000	41,625
Syngenta Finance 4.44% 4/24/23	200,000	192,931
Tronox Finance 5.75% 10/1/25	65,000	52,894
		1,153,790
Commercial Services–0.36%
Ashtead Capital 5.25% 8/1/26	200,000	194,000
Avis Budget Car Rental 6.38% 4/1/24	55,000	52,800
Prime Security Services Borrower 9.25% 5/15/23	127,000	131,286
Service Corp International 4.63% 12/15/27	55,000	51,906
United Rentals North America
5.50% 5/15/27	140,000	130,200
5.88% 9/15/26	20,000	18,925
		579,117

LVIP Delaware Wealth Builder Fund–13

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Computers–0.03%
Dell International 6.02% 6/15/26	45,000	$ 45,269
		45,269
Distribution/Wholesale–0.05%
HD Supply 5.38% 10/15/26	55,000	53,625
KAR Auction Services 5.13% 6/1/25	35,000	31,762
		85,387
Diversified Financial Services–1.29%
AerCap Ireland Capital 3.65% 7/21/27	300,000	261,225
Air Lease 3.63% 4/1/27	185,000	165,748
Ally Financial 5.75% 11/20/25	125,000	124,844
Charles Schwab
3.20% 1/25/28	25,000	23,986
3.25% 5/21/21	20,000	20,104
3.85% 5/21/25	25,000	25,522
5.00% 12/1/27	30,000	25,163
E*TRADE Financial
3.80% 8/24/27	60,000	56,748
μ5.88% (LIBOR03M + 4.44%) 9/15/26	50,000	45,125
Intercontinental Exchange
3.45% 9/21/23	115,000	115,559
3.75% 9/21/28	20,000	20,034
4.25% 9/21/48	15,000	14,765
International Lease Finance 8.63% 1/15/22	135,000	150,188
Jefferies Group
4.15% 1/23/30	70,000	60,154
6.45% 6/8/27	25,000	26,183
6.50% 1/20/43	15,000	15,233
Lazard Group
3.63% 3/1/27	40,000	37,685
3.75% 2/13/25	400,000	388,503
National Rural Utilities Cooperative Finance
2.85% 1/27/25	215,000	207,511
•4.75% (LIBOR03M + 2.91%) 4/30/43	60,000	57,575
•5.25% (LIBOR03M + 3.63%) 4/20/46	260,000	257,953
		2,099,808
Electric–1.98%
AES 5.50% 4/15/25	25,000	24,938
AES Gener 5.25% 8/15/21	13,000	13,289
Ausgrid Finance
3.85% 5/1/23	70,000	69,914
4.35% 8/1/28	45,000	44,939
Avangrid 3.15% 12/1/24	55,000	53,145
Baltimore Gas & Electric 3.75% 8/15/47	155,000	142,493
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Berkshire Hathaway Energy 3.75% 11/15/23	85,000	$ 86,262
Calpine
5.25% 6/1/26	65,000	59,556
5.38% 1/15/23	30,000	28,200
5.75% 1/15/25	35,000	32,112
CenterPoint Energy
3.85% 2/1/24	140,000	140,838
4.25% 11/1/28	55,000	55,843
μ6.13% 9/1/23	60,000	58,575
Cleveland Electric Illuminating
3.50% 4/1/28	140,000	133,630
5.50% 8/15/24	5,000	5,351
ComEd Financing III 6.35% 3/15/33	60,000	62,252
Consumers Energy
3.80% 11/15/28	175,000	179,438
4.35% 4/15/49	155,000	161,388
DTE Energy
3.30% 6/15/22	45,000	44,691
3.80% 3/15/27	25,000	24,435
Duke Energy Carolinas 3.95% 11/15/28	60,000	61,629
Enel Finance International 4.63% 9/14/25	255,000	245,014
Entergy Louisiana 4.95% 1/15/45	20,000	20,457
Entergy Mississippi 2.85% 6/1/28	165,000	154,440
Evergy 4.85% 6/1/21	25,000	25,662
Exelon
3.50% 6/1/22	45,000	44,040
3.95% 6/15/25	15,000	14,826
Interstate Power & Light 4.10% 9/26/28	190,000	194,542
Kansas City Power & Light 3.65% 8/15/25	65,000	64,708
LG&E & KU Energy 4.38% 10/1/21	115,000	116,936
Mississippi Power 3.95% 3/30/28	60,000	59,325
Nevada Power 2.75% 4/15/20	65,000	64,865
New York State Electric & Gas 3.25% 12/1/26	55,000	53,391
NV Energy 6.25% 11/15/20	45,000	47,300
Oglethorpe Power 5.05% 10/1/48	75,000	75,797
Pennsylvania Electic 5.20% 4/1/20	5,000	5,127
PSEG Power 3.85% 6/1/23	65,000	65,118
Sempra Energy 3.80% 2/1/38	55,000	47,174
Southwestern Electric Power 4.10% 9/15/28	350,000	351,923

LVIP Delaware Wealth Builder Fund–14

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Trans-Allegheny Interstate Line 3.85% 6/1/25	25,000	$ 24,929
Vistra Energy 8.00% 1/15/25	48,000	51,120
Vistra Operations 5.50% 9/1/26	10,000	9,663
		3,219,275
Electronics–0.05%
Allegion US Holding 3.55% 10/1/27	18,000	16,756
Corning
4.38% 11/15/57	30,000	25,286
5.35% 11/15/48	30,000	30,546
		72,588
Entertainment–0.23%
AMC Entertainment Holdings 6.13% 5/15/27	80,000	68,800
Penn National Gaming 5.63% 1/15/27	135,000	121,163
Scientific Games International 10.00% 12/1/22	175,000	178,281
		368,244
Environmental Control–0.10%
Advanced Disposal Services 5.63% 11/15/24	85,000	83,512
Covanta Holding 5.88% 7/1/25	90,000	83,138
		166,650
Food–0.37%
Campbell Soup 3.65% 3/15/23	165,000	161,119
Conagra Brands
4.60% 11/1/25	25,000	25,115
5.30% 11/1/38	75,000	71,082
JBS USA Finance 5.75% 6/15/25	90,000	86,287
Lamb Weston Holdings
4.63% 11/1/24	30,000	29,250
4.88% 11/1/26	60,000	57,900
Post Holdings
5.00% 8/15/26	75,000	68,625
5.63% 1/15/28	60,000	55,425
5.75% 3/1/27	55,000	51,838
		606,641
Food Service–0.05%
Aramark Services
5.00% 2/1/28	20,000	18,700
5.13% 1/15/24	55,000	54,588
		73,288
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Forest Products & Paper–0.09%
Georgia-Pacific 8.00% 1/15/24	125,000	$ 150,171
		150,171
Gas–0.04%
AmeriGas Partners 5.88% 8/20/26	70,000	64,225
		64,225
Health Care Products–0.06%
Hill-Rom Holdings
5.00% 2/15/25	30,000	28,650
5.75% 9/1/23	50,000	50,187
Hologic 4.63% 2/1/28	15,000	13,575
		92,412
Health Care Services–0.94%
Charles River Laboratories International 5.50% 4/1/26	80,000	79,000
DaVita 5.00% 5/1/25	65,000	59,231
Encompass Health
5.13% 3/15/23	10,000	9,850
5.75% 11/1/24	140,000	139,125
5.75% 9/15/25	5,000	4,900
Halfmoon Parent
•3.33% (LIBOR03M + 0.89%) 7/15/23	55,000	54,196
4.13% 11/15/25	395,000	395,029
HCA
5.38% 2/1/25	60,000	58,650
5.88% 2/15/26	150,000	149,625
MPH Acquisition Holdings 7.13% 6/1/24	65,000	60,775
New York and Presbyterian Hospital 4.06% 8/1/56	40,000	38,728
Tenet Healthcare
5.13% 5/1/25	65,000	60,775
8.13% 4/1/22	45,000	45,281
UnitedHealth Group
3.50% 2/15/24	35,000	35,249
3.70% 12/15/25	270,000	272,943
Universal Health Services 5.00% 6/1/26	10,000	9,750
WellCare Health Plans 5.38% 8/15/26	60,000	58,050
		1,531,157
Home Builders–0.08%
Lennar
4.50% 4/30/24	25,000	23,688
4.75% 5/30/25	40,000	37,650
5.88% 11/15/24	25,000	25,094
PulteGroup 5.00% 1/15/27	50,000	45,437
		131,869

LVIP Delaware Wealth Builder Fund–15

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Insurance–0.86%
AXA Equitable Holdings
4.35% 4/20/28	130,000	$ 123,082
5.00% 4/20/48	55,000	48,963
Berkshire Hathaway Finance 2.90% 10/15/20	55,000	55,203
Brighthouse Financial
3.70% 6/22/27	35,000	29,626
4.70% 6/22/47	65,000	48,566
HUB International 7.00% 5/1/26	20,000	18,100
•MetLife 5.25% (LIBOR03M + 3.58%) 6/15/20	355,000	342,043
Nuveen Finance 4.13% 11/1/24	80,000	81,593
Progressive 4.00% 3/1/29	160,000	164,813
•Prudential Financial 5.38% (LIBOR03M + 3.03%) 5/15/45	250,000	234,900
USIS Merger Sub 6.88% 5/1/25	125,000	115,075
Willis North America
3.60% 5/15/24	10,000	9,775
4.50% 9/15/28	60,000	59,646
XLIT
•4.89% (LIBOR03M + 2.46%) 12/29/49	30,000	28,067
5.50% 3/31/45	40,000	41,507
		1,400,959
Internet–0.09%
Zayo Group
5.75% 1/15/27	55,000	49,225
6.38% 5/15/25	100,000	93,375
		142,600
Iron & Steel–0.03%
Steel Dynamics 5.00% 12/15/26	50,000	47,500
		47,500
Leisure Time–0.06%
Royal Caribbean Cruises 3.70% 3/15/28	110,000	101,916
		101,916
Lodging–0.21%
Boyd Gaming 6.38% 4/1/26	155,000	150,544
Hilton Worldwide Finance 4.88% 4/1/27	135,000	127,069
Marriott International 4.50% 10/1/34	5,000	4,782
MGM Resorts International 5.75% 6/15/25	60,000	58,200
		340,595
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified–0.10%
Nvent Finance 4.55% 4/15/28	165,000	$ 161,963
		161,963
Media–1.71%
Altice France 7.38% 5/1/26	200,000	184,000
AMC Networks 4.75% 8/1/25	65,000	59,150
CCO Holdings
5.13% 5/1/23	50,000	48,750
5.13% 5/1/27	65,000	60,704
5.75% 2/15/26	10,000	9,825
5.88% 5/1/27	65,000	63,212
Charter Communications Operating 5.38% 4/1/38	240,000	224,095
Comcast
3.70% 4/15/24	335,000	337,283
4.70% 10/15/48	90,000	91,197
CSC Holdings
5.25% 6/1/24	16,000	14,700
6.75% 11/15/21	65,000	66,787
7.75% 7/15/25	200,000	216,747
Discovery Communications 5.20% 9/20/47	240,000	221,356
Gray Television 5.88% 7/15/26	100,000	93,480
Sinclair Television Group 5.13% 2/15/27	55,000	48,813
Sirius XM Radio
5.00% 8/1/27	115,000	105,512
5.38% 7/15/26	80,000	75,100
Time Warner Cable 7.30% 7/1/38	165,000	179,348
Time Warner Entertainment 8.38% 3/15/23	65,000	74,220
Tribune Media 5.88% 7/15/22	55,000	55,550
UPCB Finance IV 5.38% 1/15/25	200,000	187,524
Viacom 4.38% 3/15/43	110,000	87,147
Virgin Media Secured Finance 5.25% 1/15/26	200,000	184,000
Warner Media 4.85% 7/15/45	95,000	85,543
		2,774,043
Metal Fabricate & Hardware–0.12%
Novelis 6.25% 8/15/24	72,000	67,860
Zekelman Industries 9.88% 6/15/23	120,000	126,900
		194,760

LVIP Delaware Wealth Builder Fund–16

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Mining–0.42%
Anglo American Capital 4.75% 4/10/27	200,000	$ 191,739
μBHP Billiton Finance USA 6.25% (USSW5 + 4.97%) 10/19/75	255,000	260,749
FMG Resources August 2006
4.75% 5/15/22	55,000	52,456
5.13% 5/15/24	45,000	41,569
Freeport-McMoRan
4.55% 11/14/24	50,000	46,312
6.88% 2/15/23	45,000	46,575
Hudbay Minerals 7.63% 1/15/25	40,000	39,300
		678,700
Miscellaneous Manufacturing–0.23%
Bombardier 6.00% 10/15/22	80,000	75,400
Crane 4.45% 12/15/23	60,000	62,142
General Electric
2.10% 12/11/19	70,000	68,794
2.70% 10/9/22	20,000	18,575
5.55% 5/4/20	30,000	30,524
6.00% 8/7/19	56,000	56,611
Koppers 6.00% 2/15/25	60,000	53,100
Parker-Hannifin 3.30% 11/21/24	5,000	4,943
		370,089
Office Business Equipment–0.01%
CDW Finance 5.00% 9/1/25	10,000	9,613
		9,613
Oil & Gas–0.80%
Alta Mesa Holdings 7.88% 12/15/24	135,000	84,375
Antero Resources 5.63% 6/1/23	45,000	42,919
BP Capital Markets 3.80% 9/21/25	215,000	216,222
Chesapeake Energy
7.00% 10/1/24	65,000	56,550
8.00% 1/15/25	25,000	22,187
Gulfport Energy
6.00% 10/15/24	35,000	31,150
6.63% 5/1/23	70,000	66,500
Hilcorp Energy I 5.00% 12/1/24	45,000	40,050
Laredo Petroleum 6.25% 3/15/23	35,000	31,587
Marathon Oil 4.40% 7/15/27	120,000	114,224
Murphy Oil 6.88% 8/15/24	160,000	159,535
Murphy Oil USA 6.00% 8/15/23	60,000	60,525
Newfield Exploration 5.38% 1/1/26	50,000	49,125
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Noble Energy
3.85% 1/15/28	70,000	$ 63,407
3.90% 11/15/24	30,000	29,098
4.95% 8/15/47	25,000	21,707
5.05% 11/15/44	20,000	17,285
Petroleos Mexicanos 6.75% 9/21/47	15,000	12,441
QEP Resources
5.25% 5/1/23	95,000	84,550
5.63% 3/1/26	60,000	50,025
Southwestern Energy 7.75% 10/1/27	55,000	52,525
		1,305,987
Oil & Gas Services–0.02%
Transocean Proteus 6.25% 12/1/24	40,000	38,500
		38,500
Packaging & Containers–0.39%
BWAY Holding 5.50% 4/15/24	155,000	146,281
CCL Industries 3.25% 10/1/26	35,000	32,700
Crown Americas 4.75% 2/1/26	102,000	96,390
Owens-Brockway Glass Container 5.88% 8/15/23	35,000	35,219
Westrock
4.65% 3/15/26	55,000	55,924
4.90% 3/15/29	255,000	262,611
		629,125
Pharmaceuticals–0.46%
AbbVie 4.25% 11/14/28	80,000	77,818
AstraZeneca
3.50% 8/17/23	35,000	34,853
4.00% 1/17/29	85,000	83,843
Bausch Health 5.50% 11/1/25	55,000	51,494
Bayer US Finance II 4.38% 12/15/28	200,000	191,329
CVS Health 4.30% 3/25/28	265,000	259,554
Mylan 4.55% 4/15/28	55,000	51,357
		750,248
Pipelines–0.88%
Cheniere Corpus Christi Holdings 5.13% 6/30/27	95,000	90,041
Cheniere Energy Partners 5.25% 10/1/25	60,000	56,175
Crestwood Midstream Partners 5.75% 4/1/25	75,000	69,937

LVIP Delaware Wealth Builder Fund–17

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
μEnbridge
6.00% (LIBOR03M + 3.89%) 1/15/77	70,000	$ 63,209
6.25% 3/1/78	35,000	31,551
Enbridge Energy Partners
4.38% 10/15/20	15,000	15,181
5.20% 3/15/20	5,000	5,108
5.50% 9/15/40	20,000	20,771
Energy Transfer Partners
6.00% 6/15/48	5,000	4,886
9.70% 3/15/19	60,000	60,716
Enterprise Products Operating 4.80% 2/1/49	20,000	19,505
Genesis Energy 6.75% 8/1/22	105,000	102,900
Kinder Morgan 5.20% 3/1/48	150,000	143,716
NuStar Logistics 5.63% 4/28/27	70,000	65,537
ONEOK 7.50% 9/1/23	110,000	125,110
Sabine Pass Liquefaction
5.63% 3/1/25	155,000	161,163
5.75% 5/15/24	100,000	104,451
5.88% 6/30/26	60,000	63,619
Targa Resources Partners
5.13% 2/1/25	25,000	23,563
5.38% 2/1/27	30,000	28,275
TransCanada PipeLines 5.10% 3/15/49	35,000	35,019
•Transcanada Trust 5.88% (LIBOR03M + 4.64%) 8/15/76	30,000	28,293
Transcontinental Gas Pipe Line 4.60% 3/15/48	35,000	32,853
Williams
3.75% 6/15/27	30,000	28,478
4.85% 3/1/48	60,000	54,647
		1,434,704
Real Estate Investment Trusts–0.66%
Corporate Office Properties
3.60% 5/15/23	40,000	38,853
5.25% 2/15/24	40,000	41,513
Crown Castle International
3.80% 2/15/28	140,000	132,732
5.25% 1/15/23	70,000	72,756
CubeSmart 3.13% 9/1/26	50,000	45,929
CyrusOne 5.38% 3/15/27	50,000	48,625
ESH Hospitality 5.25% 5/1/25	90,000	83,925
GEO Group
5.13% 4/1/23	10,000	9,038
5.88% 10/15/24	10,000	8,875
Hospitality Properties Trust 4.50% 3/15/25	45,000	43,887
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Host Hotels & Resorts
3.75% 10/15/23	10,000	$ 9,819
3.88% 4/1/24	20,000	19,753
4.50% 2/1/26	40,000	39,790
Iron Mountain US Holdings 5.38% 6/1/26	125,000	114,375
Kilroy Realty 3.45% 12/15/24	60,000	58,052
LifeStorage 3.50% 7/1/26	40,000	37,559
SBA Communications 4.88% 9/1/24	80,000	75,500
UDR 4.00% 10/1/25	155,000	154,745
WP Carey 4.60% 4/1/24	35,000	35,560
		1,071,286
Retail–0.45%
Best Buy 4.45% 10/1/28	95,000	90,789
Dollar Tree 3.70% 5/15/23	215,000	211,586
Home Depot
3.90% 12/6/28	245,000	251,245
4.50% 12/6/48	20,000	20,699
KFC Holding
5.00% 6/1/24	18,000	17,415
5.25% 6/1/26	93,000	90,210
Penske Automotive Group 5.50% 5/15/26	55,000	51,356
		733,300
Semiconductors–0.39%
Broadcom 3.50% 1/15/28	80,000	69,443
Marvell Technology Group 4.88% 6/22/28	95,000	92,732
Microchip Technology
3.92% 6/1/21	55,000	54,590
4.33% 6/1/23	55,000	53,701
NXP
4.88% 3/1/24	40,000	40,226
5.35% 3/1/26	50,000	50,912
5.55% 12/1/28	70,000	71,686
Sensata Technologies UK Financing 6.25% 2/15/26	200,000	201,750
		635,040
Software–0.26%
CDK Global
5.00% 10/15/24	125,000	122,812
5.88% 6/15/26	60,000	60,318
First Data 5.75% 1/15/24	60,000	58,725
Fiserv 3.80% 10/1/23	20,000	20,146
Infor US 6.50% 5/15/22	70,000	67,963
Oracle 2.40% 9/15/23	90,000	86,424
		416,388

LVIP Delaware Wealth Builder Fund–18

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
		Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Telecommunications–0.77%
AT&T
4.50% 3/9/48		50,000	$ 42,947
5.25% 3/1/37		155,000	152,686
Bell Canada 3.35% 3/22/23	CAD	19,000	13,929
CommScope Technologies 5.00% 3/15/27		95,000	77,187
Deutsche Telekom International Finance 1.95% 9/19/21		150,000	144,014
Level 3 Financing 5.38% 5/1/25		60,000	56,400
Sprint
7.13% 6/15/24		40,000	39,714
7.88% 9/15/23		79,000	81,271
Telecom Italia SpA 5.30% 5/30/24		200,000	190,750
TELUS 4.60% 11/16/48		15,000	14,929
T-Mobile USA 6.50% 1/15/26		63,000	64,418
Verizon Communications
4.33% 9/21/28		110,000	110,670
4.50% 8/10/33		140,000	138,558
Vodafone Group 3.75% 1/16/24		125,000	123,344
			1,250,817
Transportation–0.34%
Burlington Northern Santa Fe 4.15% 12/15/48		45,000	43,935
FedEx 4.05% 2/15/48		235,000	197,628
Norfolk Southern 3.80% 8/1/28		155,000	155,350
Union Pacific 3.50% 6/8/23		50,000	50,145
United Parcel Service 5.13% 4/1/19		45,000	45,243
XPO Logistics 6.13% 9/1/23		65,000	62,936
			555,237
Trucking & Leasing–0.31%
μAerCap Global Aviation Trust 6.50% (LIBOR03M + 4.30%) 6/15/45		200,000	193,000
Aviation Capital Group
3.50% 11/1/27		30,000	27,150
4.38% 1/30/24		70,000	70,169
4.88% 10/1/25		65,000	65,012
DAE Funding 5.75% 11/15/23		115,000	114,138
Penske Truck Leasing 4.20% 4/1/27		30,000	29,389
			498,858
Total Corporate Bonds (Cost $37,217,954)			35,751,151
	Principal Amount°	Value(U.S. $)
MUNICIPAL BONDS–4.21%
Berks County Industrial Development Authority (Tower Health Obligated Group) 5.00% 11/1/50	250,000	$ 269,198
Buckeye Ohio Tobacco Settlement Financing Authority Series A-2 5.88% 6/1/47	500,000	475,640
California Municipal Finance Authority (LINX APM Project) Senior A 5.00% 12/31/47 (AMT)	100,000	108,739
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	25,000	35,900
Central Plains Energy Project Series A 5.00% 9/1/42	250,000	284,267
Chicago Illinios Series A 6.00% 1/1/38	500,000	557,350
Chicago O'Hare International Airport Series A 5.00% 1/1/48 (AMT)	250,000	273,882
Commonwealth of Massachusetts Series C 5.00% 10/1/25	5,000	5,907
Cuyahoga County Ohio Hospital Revenue (MetroHealth System) 5.50% 2/15/57	500,000	537,175
Golden State Tobacco Securitization Series A-1 5.00% 6/1/34	100,000	108,674
Lower Alabama Gas District Series A 5.00% 9/1/46	500,000	571,300
New Jersey Economic Development Authority (School Facilities Construction Bonds) 5.00% 6/15/40	200,000	208,906
New Jersey Turnpike Authority Series B 5.00% 1/1/40	250,000	283,257
New York Liberty Development 5.25% 10/1/35	500,000	607,285
Salt Verde Financial 5.00% 12/1/37	500,000	573,075
San Diego County Regional Airport Authority Series A 5.00% 7/1/47	375,000	423,075
South Carolina Public Service Authority Series D 4.77% 12/1/45	10,000	10,420

LVIP Delaware Wealth Builder Fund–19

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
MUNICIPAL BONDS (continued)
State of Illinois 5.00% 12/1/34	525,000	$ 548,389
Tarrant County Cultural Education Facilities Finance (Buckner Senior Living - Ventana Project) Series 2017 A 6.75% 11/15/47	400,000	435,652
Texas Water Development Board Water Implementation Revenue
5.00% 10/15/46	15,000	16,935
Series A 5.00% 10/15/45	5,000	5,619
Tobacco Settlement Financing Subordinate Series B 5.00% 6/1/46	500,000	504,615
Total Municipal Bonds (Cost $6,791,195)		6,845,260
NON-AGENCY ASSET-BACKED SECURITIES–3.57%
•American Express Credit Account Master Trust
Series 2018-7 A 2.82% (LIBOR01M + 0.36%) 2/17/26	100,000	99,394
Series 2018-9 A 2.84% (LIBOR01M + 0.38%) 4/15/26	300,000	297,996
American Tower Trust Series 13 2A 3.07% 3/15/48	60,000	59,090
•AMMC CLO Series 2017-21A A 3.81% (LIBOR03M + 1.25%) 11/2/30	100,000	99,233
•AMMC CLO 22 Series 2018-22A A 3.52% (LIBOR03M + 1.03%) 4/25/31	100,000	98,089
•Apex Credit CLO Series 2018-1A A2 3.52% (LIBOR03M + 1.03%) 4/25/31	100,000	98,092
Avis Budget Rental Car Funding AESOP Series 2014-1A A 2.46% 7/20/20	100,000	99,707
•Carmax Auto Owner Trust Series 2018-4 A2B 2.66% (LIBOR01M + 0.20%) 2/15/22	65,000	65,002
•Cedar Funding VIII CLO Series 2017-8A A1 3.70% (LIBOR03M + 1.25%) 10/17/30	250,000	249,286
•CFIP CLO Series 2017-1A A 3.66% (LIBOR03M + 1.22%) 1/18/30	250,000	248,006
	Principal Amount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Chase Issuance Trust
Series 2016-A3 A3 3.01% (LIBOR01M + 0.55%) 6/15/23	100,000	$ 100,493
Series 2017-A2 A 2.86% (LIBOR01M + 0.40%) 3/15/24	115,000	115,000
•Citibank Credit Card Issuance Trust Series 2018-A2 A2 2.80% (LIBOR01M + 0.33%) 1/20/25	415,000	412,579
CNH Equipment Trust Series 2017-A A3 2.07% 5/16/22	160,000	158,429
•ECP CLO Series 2015-7A A1R 3.61% (LIBOR03M + 1.14%) 4/22/30	250,000	245,921
•Ford Credit Auto Owner Trust Series 2018-B A2B 2.58% (LIBOR01M + 0.12%) 9/15/21	90,000	90,004
GMF Floorplan Owner Revolving Trust Series 2017-1 A1 2.22% 1/18/22	100,000	99,139
•GoldenTree Loan Management US CLO 1 Series 2017-1A A 3.69% (LIBOR03M + 1.22%) 4/20/29	250,000	248,160
HOA Funding Series 2014-1A A2 4.85% 8/20/44	45,750	45,562
Hyundai Auto Lease Securitization Trust Series 2016-C A3 1.49% 2/18/20	13,156	13,144
Hyundai Auto Lease Securitization Trust 2018-A Series 2018-A A3 2.81% 4/15/21	100,000	99,646
Mercedes-Benz Master Owner Trust Series 2018-BA A 2.80% (LIBOR01M + 0.34%) 5/15/23	100,000	99,723
•MP CLO IV Series 2013-2A ARR 3.77% (LIBOR03M + 1.28%) 7/25/29	250,000	248,725
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 3.14% (LIBOR01M + 0.63%) 9/25/23	20,000	19,973
Nissan Auto Lease Trust Series 2018-A A2B 2.61% (LIBOR01M + 0.15%) 2/16/21	65,000	65,009

LVIP Delaware Wealth Builder Fund–20

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Northwoods Capital XV Series 2017-15A A 4.09% (LIBOR03M + 1.30%) 6/20/29	250,000	$ 248,464
Northwoods Capital XVII Series 2018-17A A 3.53% (LIBOR03M + 1.06%) 4/22/31	250,000	245,577
•OCP CLO Series 2017-13A A1A 3.70% (LIBOR03M + 1.26%) 7/15/30	250,000	248,304
•Octagon Investment Partners XV Series 2013-1A A1AR 3.66% (LIBOR03M + 1.21%) 7/19/30	250,000	248,858
Penarth Master Issuer Series 2018-2A A1 2.91% (LIBOR01M + 0.45%) 9/18/22	150,000	149,823
PFS Financing Series 2018-A A 2.86% (LIBOR01M + 0.40%) 2/15/22	100,000	99,928
SBA Tower Trust Series 2014-1A C 2.90% 10/15/44	25,000	24,853
•Towd Point Mortgage Trust Series 2015-5 A1B 2.75% 5/25/55	43,484	42,827
Toyota Auto Receivables Owner Trust Series 2018-D A2 2.98% 8/15/21	180,000	180,225
•Trinitas CLO VI Series 2017-6A A 3.81% (LIBOR03M + 1.32%) 7/25/29	250,000	249,100
Venture 31 CLO Series 2018-31A A1 3.50% (LIBOR03M + 1.03%) 4/20/31	250,000	245,178
•Venture XXVIII CLO Series 2017-28A A2 3.58% (LIBOR03M + 1.11%) 7/20/30	250,000	244,958
Verizon Owner Trust 2017-1 Series 2017-1A A 2.06% 9/20/21	100,000	99,254
Total Non-Agency Asset-Backed Securities (Cost $5,843,368)		5,802,751
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.20%
Banc of America Alternative Loan Trust 2005-6 Series 2005-6 7A1 5.50% 7/25/20	502	458
	Principal Amount°	Value(U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	12,152	$ 12,063
JP Morgan Mortgage Trust 2006-S1 Series 2006-S1 1A1 6.00% 4/25/36	15,750	16,436
•JP Morgan Mortgage Trust 2007-A1 Series 2007-A1 7A4 4.38% 7/25/35	6,611	5,938
•JPMorgan Mortgage Trust
Series 2018-4 A15 3.50% 10/25/48	49,825	49,475
Series 2018-6 1A4 3.50% 12/25/48	27,971	27,742
•Sequoia Mortgage Trust
Series 2014-2 A4 3.50% 7/25/44	26,426	26,154
Series 2015-1 B2 3.88% 1/25/45	13,582	13,685
Series 2017-4 A1 3.50% 7/25/47	83,642	82,306
Series 2018-5 A4 3.50% 5/25/48	94,313	93,523
Total Non-Agency Collateralized Mortgage Obligations (Cost $328,628)		327,780
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.30%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	70,000	68,495
•Series 2017-BNK5 B 3.90% 6/15/60	50,000	49,003
BENCHMARK Mortgage Trust Series 2018-B6 A4 4.26% 10/10/51	30,000	31,379
CD Mortgage Trust Series 2016-CD2 A3 3.25% 11/10/49	60,000	58,761
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	95,000	95,782
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	45,000	45,532
Series 2016-P3 A4 3.33% 4/15/49	145,000	142,887
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	40,000	39,539
Series 2014-CR19 A5 3.80% 8/10/47	30,000	30,595

LVIP Delaware Wealth Builder Fund–21

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2014-CR20 AM 3.94% 11/10/47	85,000	$ 86,293
Series 2015-3BP A 3.18% 2/10/35	100,000	98,498
Series 2015-CR23 A4 3.50% 5/10/48	35,000	35,081
♦Commercial Mortgage Pass Through Certificates Series 2016-CR28 A4 3.76% 2/10/49	50,000	50,582
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	75,000	73,648
Series 2016-C3 A5 2.89% 8/10/49	45,000	42,937
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.70% 11/10/46	100,000	104,361
GRACE Mortgage Trust Series 2014-GRCE A 3.37% 6/10/28	200,000	200,543
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	30,000	30,438
Series 2017-GS5 A4 3.67% 3/10/50	65,000	64,918
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	200,000	203,494
Series 2015-C33 A4 3.77% 12/15/48	220,000	223,079
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	75,000	73,102
Series 2017-C7 A5 3.41% 10/15/50	195,000	191,441
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.57% 8/12/37	15,000	15,346
Series 2013-LC11 B 3.50% 4/15/46	35,000	34,101
Series 2015-JP1 A5 3.91% 1/15/49	30,000	30,665
Series 2016-JP2 AS 3.06% 8/15/49	60,000	56,289
•Series 2016-JP3 B 3.40% 8/15/49	20,000	18,892
Series 2016-WIKI A 2.80% 10/5/31	20,000	19,676
Series 2016-WIKI B 3.20% 10/5/31	35,000	34,407
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	17,503	12,079
		Principal Amount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47		40,000	$ 40,571
Series 2015-C26 A5 3.53% 10/15/48		35,000	34,953
Series 2016-C29 A4 3.33% 5/15/49		35,000	34,436
Morgan Stanley Capital I Trust
•Series 2006-HQ10 B 5.45% 11/12/41		100,000	94,549
Series 2018-L1 A4 4.41% 10/15/51		450,000	470,978
Morgan Stanley Capital I Trust 2016-BNK2 Series 2016-BNK2 A4 3.05% 11/15/49		395,000	379,705
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57		65,000	65,358
Series 2016-BNK1 A3 2.65% 8/15/49		60,000	56,292
Series 2017-C38 A5 3.45% 7/15/50		70,000	68,644
*•Series 2017-RB1 XA 1.28% 3/15/50		994,012	80,016
*•Wells Fargo Commercial Mortgage Trust 2015-C30 Series 2015-C30 XA 0.93% 9/15/58		2,974,290	143,612
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $3,848,223)			3,730,957
REGIONAL BONDS–0.13%
AUSTRALIA–0.10%
New South Wales Treasury
3.00% 3/20/28	AUD	147,200	105,848
4.00% 5/20/26	AUD	34,700	26,824
Queensland Treasury
2.75% 8/20/27	AUD	14,000	9,842
3.25% 7/21/28	AUD	29,000	21,139
			163,653
CANADA–0.03%
Province of Ontario Canada 3.45% 6/2/45	CAD	12,000	9,181
Province of Quebec Canada 6.00% 10/1/29	CAD	50,000	47,109
			56,290
Total Regional Bonds (Cost $238,770)			219,943

LVIP Delaware Wealth Builder Fund–22

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
		Principal Amount°	Value(U.S. $)
ΔSOVEREIGN BONDS–0.10%
AUSTRALIA–0.02%
Australia Government Bond 3.75% 4/21/37	AUD	35,000	$ 28,664
			28,664
CANADA–0.00%
Canadian Government Bond 2.75% 12/1/48	CAD	10,000	8,238
			8,238
NEW ZEALAND–0.01%
New Zealand Government Bonds 4.50% 4/15/27	NZD	22,000	17,331
			17,331
REPUBLIC OF KOREA–0.05%
Inflation Linked Korea Treasury Bond 1.13% 6/10/23	KRW	81,384,613	74,493
			74,493
UNITED KINGDOM–0.02%
United Kingdom Gilt 3.50% 1/22/45	GBP	21,100	36,013
			36,013
Total Sovereign Bonds (Cost $168,071)			164,739
SUPRANATIONAL BANKS–0.01%
International Bank for Reconstruction & Development 4.63% 10/6/21	NZD	13,000	9,270
		Principal Amount°	Value(U.S. $)
SUPRANATIONAL BANKS (continued)
International Finance 3.63% 5/20/20	NZD	12,000	$ 8,218
Total Supranational Banks (Cost $18,605)			17,488
U.S. TREASURY OBLIGATIONS–7.03%
U.S. Treasury Bonds 3.38% 11/15/48		2,540,000	2,716,858
U.S. Treasury Notes
2.88% 9/30/23		1,915,000	1,946,418
2.88% 10/31/23		875,000	889,680
2.88% 11/30/23		40,000	40,703
2.88% 8/15/28		350,000	355,482
3.13% 11/15/28		5,270,000	5,467,316
Total U.S. Treasury Obligations (Cost $11,064,248)			11,416,457

SHORT-TERM INVESTMENT—2.88%
DISCOUNTED COMMERCIAL PAPER–2.88%
≠Banco Estado Chile 2.41% 1/2/19	4,670,000	4,669,691
		4,669,691
Total Short-Term Investment (Cost $4,668,610)		4,669,691

TOTAL INVESTMENTS–99.23% (Cost $161,631,693)	161,197,530
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.77%	1,253,044
NET ASSETS APPLICABLE TO 14,750,983 SHARES OUTSTANDING–100.00%	$162,450,574
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND STANDARD CLASS ($137,181,670 / 12,453,316 Shares)	$11.016
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND SERVICE CLASS ($25,268,904 / 2,297,667 Shares)	$10.998
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$158,863,852
Distributable earnings/(accumulated loss)	3,586,722
TOTAL NET ASSETS	$162,450,574

† Non-income producing.
§ Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
LVIP Delaware Wealth Builder Fund–23

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
× Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.
★	Includes $61,721 cash collateral held at broker for futures contracts, $11,938 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $21,203 variation margin due from broker on futures contracts, $2,963,798 payable for securities purchased, $160,156 payable for fund shares redeemed, $74,059 other accrued expenses payable, and $100,697 due to manager as of December 31, 2018.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2018:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
SSB	JPY	(505,867)	USD	4,554	1/7/19	$—	$(64)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
23	U.S. Treasury 10 yr Notes	$2,806,359	$2,737,063	3/20/19	$ 69,296	$—
17	U.S. Treasury 5 yr Notes	1,949,688	1,916,538	3/29/19	33,150	—
8	U.S. Treasury Long Bonds	1,168,000	1,159,265	3/20/19	8,735	—
Total Futures Contracts					$111,181	$—
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
BB–Barclays Bank
CAD–Canadian Dollar
CLO–Collateralized Loan Obligation
DB–Deutsche Bank
FREMF–Freddie Mac Multifamily
GBP–British Pound Sterling
LVIP Delaware Wealth Builder Fund–24

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
JPM–JPMorgan
JPY–Japanese Yen
KRW–South Korean Won
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
NZD–New Zealand Dollar
PJSC–Public Joint Stock Company
REIT–Real Estate Investment Trust
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SSB–State Street Bank
TBA–To be announced
UBS–Union Bank of Switzerland
USD–United States Dollar
USSW5–5 year Swap Rate
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–25

LVIP Delaware Wealth Builder Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 3,282,994
Interest	3,108,084
Foreign Taxes Withheld	(116,385)
6,274,693
EXPENSES:
Management fees	1,339,305
Professional fees	70,628
Distribution fees-Service Class	66,582
Pricing fees	53,699
Shareholder servicing fees	51,786
Reports and statements to shareholders	51,354
Accounting and administration expenses	43,797
Custodian fees	15,862
Trustees’ fees and expenses	5,895
Consulting fees	1,868
Other	1,466
1,702,242
Less:
Management fees waived	(214,289)
Expenses reimbursed	(153,495)
Total operating expenses	1,334,458
NET INVESTMENT INCOME	4,940,235
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	4,701,246
Foreign currencies	(48,296)
Foreign currency exchange contracts	(45,607)
Futures contracts	309,763
Options purchased	15,290
Net realized gain	4,932,396
Net change in unrealized appreciation (depreciation) of:
Investments	(19,118,428)
Foreign currencies	(82,701)
Foreign currency exchange contracts	(64)
Futures contracts	88,743
Net change in unrealized appreciation (depreciation)	(19,112,450)
NET REALIZED AND UNREALIZED LOSS	(14,180,054)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (9,239,819)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,940,235	$ 4,034,047
Net realized gain	4,932,396	36,432,395
Net change in unrealized appreciation (depreciation)	(19,112,450)	(17,960,351)
Net increase (decrease) in net assets resulting from operations	(9,239,819)	22,506,091
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(31,925,708)	(12,108,548)
Service Class	(5,721,190)	(1,881,252)
	(37,646,898)	(13,989,800)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,404,671	5,680,265
Service Class	7,370,516	6,177,207
Reinvestment of dividends and distributions:
Standard Class	31,925,708	12,108,548
Service Class	5,721,190	1,881,252
	50,422,085	25,847,272
Cost of shares redeemed:
Standard Class	(25,529,171)	(29,654,516)
Service Class	(7,829,744)	(8,494,054)
	(33,358,915)	(38,148,570)
Increase (decrease) in net assets derived from capital share transactions	17,063,170	(12,301,298)
NET DECREASE IN NET ASSETS	(29,823,547)	(3,785,007)
NET ASSETS:
Beginning of year	192,274,121	196,059,128
End of year	$162,450,574	$192,274,121
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (3,679,535)
Service Class		(540,730)
Net realized gain:
Standard Class		(8,429,013)
Service Class		(1,340,522)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–26

LVIP Delaware Wealth Builder Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Standard Class
Year Ended
	12/31/18	12/31/17 [1]	12/31/16	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 14.723	$ 14.117	$ 14.874	$ 15.931	$ 15.629
Income (loss) from investment operations:
Net investment income[3]	0.383	0.315	0.229	0.261	0.292
Net realized and unrealized gain (loss)	(1.004)	1.406	0.595	(0.487)	0.388
Total from investment operations	(0.621)	1.721	0.824	(0.226)	0.680
Less dividends and distributions from:
Net investment income	(0.366)	(0.340)	(0.246)	(0.273)	(0.378)
Net realized gain	(2.720)	(0.775)	(1.335)	(0.558)	—
Total dividends and distributions	(3.086)	(1.115)	(1.581)	(0.831)	(0.378)
Net asset value, end of period	$ 11.016	$ 14.723	$ 14.117	$ 14.874	$ 15.931
Total return[4]	(5.22%)	12.29%	5.62%	(1.33%)	4.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$137,182	$165,071	$169,567	$181,811	$209,869
Ratio of expenses to average net assets	0.71%	0.76%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.92%	0.91%	0.91%	0.90%	0.87%
Ratio of net investment income to average net assets	2.80%	2.11%	1.56%	1.63%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.58%	1.96%	1.38%	1.46%	1.68%
Portfolio turnover	112%	148%	86%	69%	61%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–27

LVIP Delaware Wealth Builder Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Service Class
Year Ended
	12/31/18	12/31/17 [1]	12/31/16	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 14.708	$ 14.105	$ 14.864	$ 15.920	$ 15.620
Income (loss) from investment operations:
Net investment income[3]	0.346	0.277	0.192	0.220	0.252
Net realized and unrealized gain (loss)	(0.999)	1.403	0.593	(0.485)	0.386
Total from investment operations	(0.653)	1.680	0.785	(0.265)	0.638
Less dividends and distributions from:
Net investment income	(0.337)	(0.302)	(0.209)	(0.233)	(0.338)
Net realized gain	(2.720)	(0.775)	(1.335)	(0.558)	—
Total dividends and distributions	(3.057)	(1.077)	(1.544)	(0.791)	(0.338)
Net asset value, end of period	$ 10.998	$ 14.708	$ 14.105	$ 14.864	$ 15.920
Total return[4]	(5.46%)	12.01%	5.36%	(1.58%)	4.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 25,269	$ 27,203	$26,492	$ 26,357	$28,603
Ratio of expenses to average net assets	0.96%	1.01%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.17%	1.16%	1.16%	1.15%	1.12%
Ratio of net investment income to average net assets	2.55%	1.86%	1.31%	1.38%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.33%	1.71%	1.13%	1.21%	1.43%
Portfolio turnover	112%	148%	86%	69%	61%

[1]	Effective May 1, 2017, Jackson Square Partners, LLC was removed as a sub-adviser to the Fund.
[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–28

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Wealth Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital growth.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Short-term debt securities having less than 60 days to maturity are valued using the evaluated mean.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Other debt securities and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP Delaware Wealth Builder Fund–29

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.71% of the Fund’s average daily net assets for the Standard Class and 0.96% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LVIP Delaware Wealth Builder Fund–30

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$10,298
Legal	2,037
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $37,837 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$11,938
Management fees payable to LIAC	88,361
Distribution fees payable to LFD	5,462
Printing and mailing fees payable to Lincoln Life	2,807
Shareholder servicing fees payable to Lincoln Life	4,067
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $69,845.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 93,699,797
Purchases of U.S. government securities	98,022,367
Sales other than U.S. government securities	98,274,436
Sales of U.S. government securities	102,014,795
LVIP Delaware Wealth Builder Fund–31

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$162,510,863
Aggregate unrealized appreciation of investments and derivatives	$ 9,389,995
Aggregate unrealized depreciation of investments and derivatives	(10,703,271)
Net unrealized depreciation of investments and derivatives	$ (1,313,276)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 3,431,824	$ —	$—	$ 3,431,824
Airlines	78,710	—	—	78,710
Automobiles	1,379,295	—	—	1,379,295
Banks	4,531,806	—	—	4,531,806
Beverages	139,209	—	—	139,209
Biotechnology	2,603,055	—	—	2,603,055
Capital Markets	1,451,986	—	—	1,451,986
Chemicals	1,898,540	—	—	1,898,540
Communications Equipment	1,494,885	—	—	1,494,885
Diversified Telecommunication Services	4,834,644	—	—	4,834,644
Electric Utilities	1,788,255	—	—	1,788,255
Energy Equipment & Services	1,116,360	—	—	1,116,360
Equity Real Estate Investment Trusts	6,856,615	—	—	6,856,615
Food Products	2,574,213	—	—	2,574,213
Health Care Providers & Services	5,069,102	—	—	5,069,102
Hotels, Restaurants & Leisure	116,702	—	—	116,702
Household Durables	887,021	—	—	887,021
Household Products	2,136,258	—	—	2,136,258
Industrial Conglomerates	258,691	—	—	258,691
Insurance	2,933,625	—	—	2,933,625
IT Services	1,364,772	—	—	1,364,772
LVIP Delaware Wealth Builder Fund–32

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Machinery	$ 160,490	$ —	$—	$ 160,490
Multiline Retail	1,579,551	—	—	1,579,551
Oil, Gas & Consumable Fuels	3,496,289	—	—	3,496,289
Pharmaceuticals	5,134,147	—	—	5,134,147
Real Estate Management & Development	103,822	—	—	103,822
Semiconductors & Semiconductor Equipment	2,745,581	—	—	2,745,581
Software	188,514	—	—	188,514
Technology Hardware, Storage & Peripherals	71,456	—	—	71,456
Developed Markets
Aerospace & Defense	—	205,343	—	205,343
Air Freight & Logistics	—	186,085	—	186,085
Auto Components	—	231,079	—	231,079
Automobiles	—	363,891	—	363,891
Banks	—	1,099,011	—	1,099,011
Beverages	—	134,276	—	134,276
Construction & Engineering	—	205,087	—	205,087
Diversified Telecommunication Services	—	188,819	—	188,819
Electronic Equipment, Instruments & Components	—	98,088	—	98,088
Equity Real Estate Investment Trusts	125,637	208,880	—	334,517
Food & Staples Retailing	—	113,763	—	113,763
Health Care Equipment & Supplies	—	149,073	—	149,073
Hotels, Restaurants & Leisure	—	148,924	—	148,924
Household Durables	—	148,587	—	148,587
Insurance	—	198,856	—	198,856
Machinery	—	224,952	—	224,952
Media	—	64,930	—	64,930
Metals & Mining	—	251,387	—	251,387
Multi-Utilities	1,137,126	148,501	—	1,285,627
Oil, Gas & Consumable Fuels	3,761,146	191,465	—	3,952,611
Pharmaceuticals	1,834,434	400,409	—	2,234,843
Professional Services	—	127,816	—	127,816
Real Estate Management & Development	—	187,138	—	187,138
Road & Rail	—	94,668	—	94,668
Specialty Retail	—	14,778	—	14,778
Technology Hardware, Storage & Peripherals	924,600	—	—	924,600
Textiles, Apparel & Luxury Goods	—	417,217	—	417,217
Tobacco	1,195,738	265,304	—	1,461,042
Trading Companies & Distributors	—	267,649	—	267,649
Wireless Telecommunication Services	—	175,492	—	175,492
Emerging Markets
Banks	—	191,298	—	191,298
Technology Hardware, Storage & Peripherals	—	151,918	—	151,918
Wireless Telecommunication Services	43,400	—	—	43,400
Limited Partnership	31,966	—	—	31,966
Agency Collateralized Mortgage Obligations	—	1,005,765	—	1,005,765
Agency Commercial Mortgage-Backed Securities	—	1,699,904	—	1,699,904
Agency Mortgage-Backed Securities	—	13,211,495	—	13,211,495
Corporate Bonds	—	35,751,151	—	35,751,151
Municipal Bonds	—	6,845,260	—	6,845,260
Non-Agency Asset-Backed Securities	—	5,802,751	—	5,802,751
Non-Agency Collateralized Mortgage Obligations	—	327,780	—	327,780
Non-Agency Commercial Mortgage-Backed Securities	—	3,730,957	—	3,730,957
Regional Bonds	—	219,943	—	219,943
Sovereign Bonds	—	164,739	—	164,739
Supranational Banks	—	17,488	—	17,488
U.S. Treasury Obligations	—	11,416,457	—	11,416,457
LVIP Delaware Wealth Builder Fund–33

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Emerging Markets (continued)
Short-Term Investment	$ —	$ 4,669,691	$—	$ 4,669,691
Total Investments	$69,479,465	$91,718,065	$—	$161,197,530
Derivatives:

Assets:
Futures Contracts	$111,181	$ —	$—	$111,181
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(64)	$—	$ (64)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, mark-to-market on forward contracts, tax treatment of passive foreign investment companies (“PFIC”), partnership basis adjustment and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$5,104,412	$6,517,136
Long-term capital gains	32,542,486	7,472,664
Total	$37,646,898	$13,989,800
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 4,993,558
Other temporary differences	(1,556)
Net unrealized depreciation	(1,405,280)
Distributable earnings/(accumulated loss)	$ 3,586,722
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications primarily related to partnership income:
Distributable Earnings	Paid-in Capital
$3	$(3)
LVIP Delaware Wealth Builder Fund–34

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	396,853	380,237
Service Class	543,423	414,811
Shares reinvested:
Standard Class	2,688,486	817,620
Service Class	482,977	127,266
	4,111,739	1,739,934
Shares redeemed:
Standard Class	(1,843,848)	(1,997,506)
Service Class	(578,331)	(570,706)
	(2,422,179)	(2,568,212)
Net increase (decrease)	1,689,560	(828,278)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of securities between trade date and settlement date; to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to hedge currency risks associated with the Fund’s investments.
LVIP Delaware Wealth Builder Fund–35

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Options Contracts–During the year ended December 31, 2018, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2018, the Fund used options contracts, including swaptions, to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions.
No options contracts were outstanding at December 31, 2018.
Fair values of derivative instruments as of December 31, 2018 were as follows:
Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ —	Receivables and other assets net of liabilities	$(64)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	111,181	Receivables and other assets net of liabilities	—
Total		$111,181		$(64)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (45,607)	$ (64)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	309,763	88,743
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	15,290	—
Total		$279,446	$88,679
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$116,383	$105,411
Futures contracts (average notional value)	2,422,357	4,005,551
Options contracts (average value)	2,739	—
LVIP Delaware Wealth Builder Fund–36

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
State Street Bank & Trust Company	$—	$(64)	$(64)
Total	$—	$(64)	$(64)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure
State Street Bank & Trust Company	$(64)	$—	$—	$—	$—	$(64)
Total	$(64)	$—	$—	$—	$—	$(64)
8.  Credit and Market Risk
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and
LVIP Delaware Wealth Builder Fund–37

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Wealth Builder Fund–38

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Wealth Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Wealth Builder Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Delaware Wealth Builder Fund–39

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Funds to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving
LVIP Delaware Wealth Builder Fund–40

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Wealth Builder Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP Delaware Wealth Builder Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for all periods reviewed. The Board considered that the Fund’s investment strategy and benchmark changed effective May 2017 so that historical performance was less relevant and that since May 2017 underperformance was due to a value style bias, which has underperformed in strong growth driven markets. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule compared to the management fees of a fund with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LIAC and DIFA. The Board concluded that the subadvisory fee for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Wealth Builder Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Delaware Wealth Builder Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Delaware Wealth Builder Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Delaware Wealth Builder Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Wealth Builder Fund–45

LVIP Dimensional/Vanguard Allocation Funds
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Allocation Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP Dimensional/Vanguard Total Bond Fund returned (0.15)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.
The LVIP Vanguard Domestic Equity ETF Fund returned (4.93)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 3000® Index2, returned (5.24)%.
The LVIP Vanguard International Equity ETF Fund returned (14.71)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI All Country World ex USA Index (net dividends)3, returned (14.20)%.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Funds operate under a fund of funds structure, investing all of its assets in mutual funds and exchange-traded funds, which invest in U.S. and foreign investment grade fixed income securities. During calendar year 2018, the Funds' overweight to investment grade corporate securities and underweight to agency mortgage-backed securities detracted from relative performance. Corporate bond spreads widened during the year on valuation and geopolitical concerns related to trade tensions, Brexit, and falling oil prices. However, the Funds' shorter duration positioning versus the benchmark was additive, as interest rates rose during the year. The Funds focus on short maturity, high quality, and liquid fixed income securities. Performance has been in line with the market conditions.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP Dimensional/Vanguard Total Bond Fund
Growth of $10,000 invested 5/2/11 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional/Vanguard Total Bond Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,697 for the Standard Class shares and to $11,476 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $12,263. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 0.15%
Five Years	+ 1.96%
Inception (5/2/11)	+ 2.06%
Service Class Shares
One Year	- 0.39%
Five Years	+ 1.70%
Inception (5/2/11)	+ 1.81%
LVIP Vanguard Domestic Equity ETF Fund
Growth of $10,000 invested 5/2/11 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,850 for the Standard Class shares and to $19,475 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $20,983. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.93%
Five Years	+ 7.46%
Inception (5/2/11)	+ 9.35%
Service Class Shares
One Year	- 5.17%
Five Years	+ 7.19%
Inception (5/2/11)	+ 9.07%

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP Vanguard International Equity ETF Fund
Growth of $10,000 invested 5/2/11 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,508 for the Standard Class shares and to $11,290 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $11,083. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 14.71%
Five Years	+ 0.99%
Inception (5/2/11)	+ 1.85%
Service Class Shares
One Year	- 14.92%
Five Years	+ 0.74%
Inception (5/2/11)	+ 1.59%
1. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
2. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investible U.S. equity market.
3. The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Dimensional/Vanguard Total Bond Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,013.30	0.26%	$1.32
Service Class Shares	1,000.00	1,012.10	0.51%	2.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP Vanguard Domestic Equity ETF Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$925.10	0.26%	$1.26
Service Class Shares	1,000.00	923.90	0.51%	2.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP Vanguard International Equity ETF Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$881.40	0.27%	$1.28
Service Class Shares	1,000.00	880.20	0.52%	2.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2018
LVIP Dimensional/Vanguard Total Bond Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	30.09%
Investment Companies	30.09%
Fixed Income Funds	28.10%
Money Market Fund	1.99%
Unaffiliated Investments	70.08%
Investment Companies	70.08%
Fixed Income Funds	70.08%
Total Investments	100.17%
Liabilities Net of Receivables and Other Assets	(0.17%)
Total Net Assets	100.00%
LVIP Vanguard Domestic Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	22.96%
Investment Company	22.96%
Equity Fund	22.96%
Unaffiliated Investments	77.55%
Investment Companies	77.55%
Equity Funds	76.44%
Money Market Fund	1.11%
Total Investments	100.51%
Liabilities Net of Receivables and Other Assets	(0.51%)
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Vanguard International Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.93%
International Equity Funds	99.81%
Money Market Fund	1.12%
Total Investments	100.93%
Liabilities Net of Receivables and Other Assets	(0.93%)
Total Net Assets	100.00%
LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Dimensional/Vanguard Total Bond Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–30.09%
INVESTMENT COMPANIES–30.09%
Fixed Income Funds–28.10%
**DFA Intermediate Term Extended Quality Portfolio	14,875,638	$ 152,029,021
**DFA VA Global Bond Portfolio	3,083,720	31,823,986
**DFA VA Short-Term Fixed Portfolio	3,899,038	39,692,212
		223,545,219
Money Market Fund–1.99%
✧✧LVIP Government Money Market Fund - (seven-day effective yield 2.01%)	1,584,618	15,846,183
Total Affiliated Investments (Cost $246,546,112)		239,391,402

UNAFFILIATED INVESTMENTS–70.08%
INVESTMENT COMPANIES–70.08%
Fixed Income Funds–70.08%
**DFA Inflation Protected Securities Portfolio	1,405,397	15,937,207
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
**DFA One-Year Fixed Income Portfolio	6,188,551	$ 63,556,417
**DFA Two-Year Global Fixed Income Portfolio	8,878,781	87,455,988
Vanguard Long-Term Bond ETF	275,450	24,104,630
Vanguard Mortgage-Backed Securities ETF	1,857,955	95,666,103
Vanguard Short-Term Corporate Bond ETF	407,918	31,793,129
Vanguard Total Bond Market ETF	3,019,047	239,138,713
Total Unaffiliated Investments (Cost $567,746,119)		557,652,187
TOTAL INVESTMENTS–100.17% (Cost $814,292,231)	797,043,589
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.17%)	(1,333,879)
NET ASSETS APPLICABLE TO 77,496,631 SHARES OUTSTANDING–100.00%	$795,709,710

** Institutional Class shares.
✧✧ Standard Class shares.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
ETF–Exchange-Traded Fund
VA–Variable Annuity
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Vanguard Domestic Equity ETF Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–22.96%
INVESTMENT COMPANY–22.96%
Equity Fund–22.96%
Vanguard Mega Cap 300 Value ETF	1,475,859	$ 105,479,643
Total Affiliated Investment (Cost $88,909,416)		105,479,643

UNAFFILIATED INVESTMENTS–77.55%
INVESTMENT COMPANIES–77.55%
Equity Funds–76.44%
Vanguard Dividend Appreciation ETF	419,297	41,070,141
Vanguard Mega Cap 300 Growth ETF	1,092,277	116,884,562
Vanguard Mid-Cap Growth ETF	66,938	8,011,809
Vanguard Mid-Cap Value ETF	82,683	7,876,383
Vanguard Real Estate ETF	118,357	8,825,881
Vanguard Small-Cap Growth ETF	60,234	9,070,638
Vanguard Small-Cap Value ETF	118,324	13,496,035
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Vanguard Total Stock Market ETF	1,072,304	$ 136,858,160
**Vanguard Variable Insurance Fund - Small Company Growth Portfolio	444,443	9,017,749
		351,111,358
Money Market Fund–1.11%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	5,104,687	5,104,687
		5,104,687
Total Unaffiliated Investments (Cost $284,265,384)		356,216,045
TOTAL INVESTMENTS–100.51% (Cost $373,174,800)	461,695,688
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.51%)	(2,330,539)
NET ASSETS APPLICABLE TO 26,186,489 SHARES OUTSTANDING–100.00%	$459,365,149

** Institutional Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Vanguard International Equity ETF Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.93%
International Equity Funds–99.81%
Vanguard FTSE All World ex-US Small-Cap ETF	162,298	$ 15,366,375
Vanguard FTSE All-World ex-US ETF	1,220,185	55,616,032
Vanguard FTSE Developed Markets ETF	1,990,554	73,849,553
Vanguard FTSE Emerging Markets ETF	1,068,048	40,692,629
Vanguard FTSE European ETF	833,018	40,501,335
Vanguard FTSE Pacific ETF	702,562	42,596,334
Vanguard Global ex-U.S. Real Estate ETF	233,020	12,212,578
**Vanguard VA International Portfolio	1,194,235	27,634,605
		308,469,441
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–1.12%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	3,471,695	$ 3,471,695
		3,471,695
Total Investment Companies (Cost $322,243,147)		311,941,136
TOTAL INVESTMENTS–100.93% (Cost $322,243,147)	311,941,136
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.93%)	(2,870,325)
NET ASSETS APPLICABLE TO 32,053,014 SHARES OUTSTANDING–100.00%	$309,070,811

** Retail Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
VA–Variable Annuity
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional/Vanguard Allocation Funds
Statements of Assets and Liabilities
December 31, 2018
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
ASSETS:
Unaffiliated investments, at value	$557,652,187	$356,216,045	$311,941,136
Affiliated investments, at value	239,391,402	105,479,643	—
Receivable for fund shares sold	354,061	3,762,257	859,726
Cash	51,857	—	—
Prepaid expenses	2,898	2,165	1,196
Dividends and interest receivable	2,671	4,888	2,893
TOTAL ASSETS	797,455,076	465,464,998	312,804,951
LIABILITIES:
Payable for fund shares redeemed	1,373,618	825,924	143,427
Due to manager and affiliates	299,305	150,486	99,424
Payable for securities purchased	54,318	5,104,226	3,471,442
Other accrued expenses payable	18,125	19,213	19,847
TOTAL LIABILITIES	1,745,366	6,099,849	3,734,140
TOTAL NET ASSETS	$795,709,710	$459,365,149	$309,070,811
Unaffiliated investments, at cost	$567,746,119	$284,265,384	$322,243,147
Affiliated investments, at cost	246,546,112	88,909,416	—
Standard Class:
Net Assets	$119,198,943	$178,279,343	$117,359,758
Shares Outstanding	11,608,828	10,158,872	12,168,152
Net Asset Value Per Share	$ 10.268	$ 17.549	$ 9.645
Service Class:
Net Assets	$676,510,767	$281,085,806	$191,711,053
Shares Outstanding	65,887,803	16,027,617	19,884,862
Net Asset Value Per Share	$ 10.268	$ 17.538	$ 9.641
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$815,830,482	$367,113,508	$326,628,093
Distributable earnings/(accumulated loss)	(20,120,772)	92,251,641	(17,557,282)
TOTAL NET ASSETS	$795,709,710	$459,365,149	$309,070,811
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Dimensional/Vanguard Allocation Funds
Statements of Operations
Year Ended December 31, 2018
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 14,107,102	$ 5,665,436	$ 8,611,566
Dividends from affiliated investments	7,003,603	2,690,660	28,546
Interest	510	5,988	3,521
	21,111,215	8,362,084	8,643,633
EXPENSES:
Management fees	1,913,482	1,143,552	762,795
Distribution fees-Service Class	1,645,626	731,571	482,787
Shareholder servicing fees	221,964	132,652	88,484
Accounting and administration expenses	82,343	61,204	50,841
Reports and statements to shareholders	54,357	17,227	23,003
Professional fees	34,324	29,800	27,113
Trustees’ fees and expenses	24,683	14,797	9,827
Custodian fees	6,672	8,882	5,973
Consulting fees	2,161	1,977	1,901
Pricing fees	12	20	14
Other	3,400	2,749	1,344
	3,989,024	2,144,431	1,454,082
Less:
Management fees waived	(382,696)	(228,710)	(152,559)
Total operating expenses	3,606,328	1,915,721	1,301,523
NET INVESTMENT INCOME	17,504,887	6,446,363	7,342,110
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(688,452)	(253,252)	—
Sale of unaffiliated investments	(1,208,382)	5,421,367	439,705
Distributions from unaffiliated investments	89,327	956,631	677,656
Net realized gain (loss)	(1,807,507)	6,124,746	1,117,361
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(7,543,616)	(7,128,124)	—
Unaffiliated investments	(9,699,800)	(31,531,954)	(59,389,949)
Net change in unrealized appreciation (depreciation)	(17,243,416)	(38,660,078)	(59,389,949)
NET REALIZED AND UNREALIZED LOSS	(19,050,923)	(32,535,332)	(58,272,588)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (1,546,036)	$(26,088,969)	$(50,930,478)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Dimensional/Vanguard Allocation Funds
Statements of Changes in Net Assets
	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 17,504,887	$ 11,394,490	$ 6,446,363	$ 4,899,695	$ 7,342,110	$ 5,128,207
Net realized gain (loss)	(1,807,507)	25,103	6,124,746	726,182	1,117,361	475,908
Net change in unrealized appreciation (depreciation)	(17,243,416)	5,224,194	(38,660,078)	55,367,421	(59,389,949)	45,849,181
Net increase (decrease) in net assets resulting from operations	(1,546,036)	16,643,787	(26,088,969)	60,993,298	(50,930,478)	51,453,296
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(2,654,144)	(1,745,374)	(3,149,002)	(2,135,242)	(2,828,647)	(1,886,350)
Service Class	(13,544,107)	(10,087,557)	(4,411,005)	(3,446,256)	(4,167,791)	(2,836,256)
	(16,198,251)	(11,832,931)	(7,560,007)	(5,581,498)	(6,996,438)	(4,722,606)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	37,971,476	31,352,948	62,779,322	40,147,225	44,088,709	24,066,426
Service Class	142,523,118	152,387,670	88,728,528	75,465,865	84,752,987	60,576,334
Reinvestment of dividends and distributions:
Standard Class	2,654,144	1,745,374	3,149,002	2,135,242	2,828,647	1,886,350
Service Class	13,544,107	10,087,557	4,411,005	3,446,256	4,167,791	2,836,256
	196,692,845	195,573,549	159,067,857	121,194,588	135,838,134	89,365,366
Cost of shares redeemed:
Standard Class	(11,663,991)	(11,350,119)	(14,707,737)	(7,552,945)	(8,006,030)	(7,664,465)
Service Class	(83,376,232)	(58,944,457)	(55,900,165)	(42,986,443)	(31,164,445)	(23,494,788)
	(95,040,223)	(70,294,576)	(70,607,902)	(50,539,388)	(39,170,475)	(31,159,253)
Increase in net assets derived from capital share transactions	101,652,622	125,278,973	88,459,955	70,655,200	96,667,659	58,206,113
NET INCREASE IN NET ASSETS	83,908,335	130,089,829	54,810,979	126,067,000	38,740,743	104,936,803
NET ASSETS:
Beginning of year	711,801,375	581,711,546	404,554,170	278,487,170	270,330,068	165,393,265
End of year	$795,709,710	$ 711,801,375	$459,365,149	$ 404,554,170	$309,070,811	$ 270,330,068
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 8 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,702,838)		$ (1,950,515)		$ (1,886,350)
Service Class		(9,790,583)		(3,093,364)		(2,836,256)
Net realized gain:
Standard Class		(42,536)		(184,727)		—
Service Class		(296,974)		(352,892)		—
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Dimensional/Vanguard Total Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional/Vanguard Total Bond Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.519	$ 10.414	$ 10.373	$ 10.518	$ 10.224
Income (loss) from investment operations:
Net investment income[1]	0.259	0.212	0.189	0.164	0.196
Net realized and unrealized gain (loss)	(0.276)	0.094	0.030	(0.132)	0.278
Total from investment operations	(0.017)	0.306	0.219	0.032	0.474
Less dividends and distributions from:
Net investment income	(0.229)	(0.196)	(0.178)	(0.172)	(0.172)
Net realized gain	(0.005)	(0.005)	—	(0.003)	(0.008)
Return of capital	—	—	—	(0.002)	—
Total dividends and distributions	(0.234)	(0.201)	(0.178)	(0.177)	(0.180)
Net asset value, end of period	$ 10.268	$ 10.519	$ 10.414	$ 10.373	$ 10.518
Total return[2]	(0.15%)	2.94%	2.11%	0.31%	4.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$119,199	$92,668	$70,429	$43,416	$32,573
Ratio of expenses to average net assets[3]	0.26%	0.25%	0.23%	0.23%	0.24%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.28%	0.28%	0.29%
Ratio of net investment income to average net assets	2.50%	2.00%	1.77%	1.55%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.45%	1.95%	1.72%	1.50%	1.81%
Portfolio turnover	6%	3%	13%	10%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Dimensional/Vanguard Total Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional/Vanguard Total Bond Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.519	$ 10.414	$ 10.374	$ 10.519	$ 10.224
Income (loss) from investment operations:
Net investment income[1]	0.233	0.186	0.162	0.137	0.169
Net realized and unrealized gain (loss)	(0.275)	0.093	0.029	(0.131)	0.280
Total from investment operations	(0.042)	0.279	0.191	0.006	0.449
Less dividends and distributions from:
Net investment income	(0.204)	(0.169)	(0.151)	(0.146)	(0.146)
Net realized gain	(0.005)	(0.005)	—	(0.003)	(0.008)
Return of capital	—	—	—	(0.002)	—
Total dividends and distributions	(0.209)	(0.174)	(0.151)	(0.151)	(0.154)
Net asset value, end of period	$ 10.268	$ 10.519	$ 10.414	$ 10.374	$ 10.519
Total return[2]	(0.39%)	2.69%	1.84%	0.06%	4.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$676,511	$619,133	$511,283	$440,072	$364,391
Ratio of expenses to average net assets[3]	0.51%	0.50%	0.48%	0.48%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.53%	0.53%	0.54%
Ratio of net investment income to average net assets	2.25%	1.75%	1.52%	1.30%	1.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.20%	1.70%	1.47%	1.25%	1.56%
Portfolio turnover	6%	3%	13%	10%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 18.804	$ 15.890	$ 14.444	$ 14.748	$ 13.421
Income (loss) from investment operations:
Net investment income[1]	0.305	0.286	0.273	0.249	0.229
Net realized and unrealized gain (loss)	(1.233)	2.920	1.479	(0.293)	1.409
Total from investment operations	(0.928)	3.206	1.752	(0.044)	1.638
Less dividends and distributions from:
Net investment income	(0.285)	(0.266)	(0.256)	(0.243)	(0.265)
Net realized gain	(0.042)	(0.026)	(0.050)	(0.017)	(0.046)
Total dividends and distributions	(0.327)	(0.292)	(0.306)	(0.260)	(0.311)
Net asset value, end of period	$ 17.549	$ 18.804	$ 15.890	$ 14.444	$ 14.748
Total return[2]	(4.93%)	20.17%	12.14%	(0.31%)	12.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$178,279	$139,832	$ 86,644	$ 59,518	$ 36,626
Ratio of expenses to average net assets[3]	0.26%	0.25%	0.24%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.29%	0.30%	0.30%
Ratio of net investment income to average net assets	1.57%	1.64%	1.82%	1.68%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	1.59%	1.77%	1.63%	1.57%
Portfolio turnover	17%	9%	12%	14%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 18.789	$ 15.881	$ 14.439	$ 14.743	$ 13.418
Income (loss) from investment operations:
Net investment income[1]	0.256	0.241	0.235	0.212	0.192
Net realized and unrealized gain (loss)	(1.226)	2.915	1.476	(0.293)	1.409
Total from investment operations	(0.970)	3.156	1.711	(0.081)	1.601
Less dividends and distributions from:
Net investment income	(0.239)	(0.222)	(0.219)	(0.206)	(0.230)
Net realized gain	(0.042)	(0.026)	(0.050)	(0.017)	(0.046)
Total dividends and distributions	(0.281)	(0.248)	(0.269)	(0.223)	(0.276)
Net asset value, end of period	$ 17.538	$ 18.789	$ 15.881	$ 14.439	$ 14.743
Total return[2]	(5.17%)	19.87%	11.86%	(0.56%)	11.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$281,086	$264,722	$191,843	$158,855	$154,511
Ratio of expenses to average net assets[3]	0.51%	0.50%	0.49%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.54%	0.55%	0.55%
Ratio of net investment income to average net assets	1.32%	1.39%	1.57%	1.43%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.27%	1.34%	1.52%	1.38%	1.32%
Portfolio turnover	17%	9%	12%	14%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Vanguard International Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.590	$ 9.207	$ 9.086	$ 9.595	$ 10.272
Income (loss) from investment operations:
Net investment income[1]	0.286	0.272	0.239	0.225	0.280
Net realized and unrealized gain (loss)	(1.990)	2.334	0.098	(0.507)	(0.756)
Total from investment operations	(1.704)	2.606	0.337	(0.282)	(0.476)
Less dividends and distributions from:
Net investment income	(0.241)	(0.223)	(0.216)	(0.227)	(0.201)
Total dividends and distributions	(0.241)	(0.223)	(0.216)	(0.227)	(0.201)
Net asset value, end of period	$ 9.645	$ 11.590	$ 9.207	$ 9.086	$ 9.595
Total return[2]	(14.71%)	28.31%	3.72%	(2.95%)	(4.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 117,360	$ 99,927	$63,645	$ 44,417	$ 29,516
Ratio of expenses to average net assets[3]	0.27%	0.27%	0.26%	0.27%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.32%	0.31%	0.32%	0.33%
Ratio of net investment income to average net assets	2.56%	2.54%	2.61%	2.29%	2.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.51%	2.49%	2.56%	2.24%	2.67%
Portfolio turnover	12%	9%	13%	23%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Vanguard International Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.585	$ 9.205	$ 9.085	$ 9.592	$ 10.268
Income (loss) from investment operations:
Net investment income[1]	0.258	0.245	0.215	0.200	0.254
Net realized and unrealized gain (loss)	(1.986)	2.331	0.099	(0.505)	(0.755)
Total from investment operations	(1.728)	2.576	0.314	(0.305)	(0.501)
Less dividends and distributions from:
Net investment income	(0.216)	(0.196)	(0.194)	(0.202)	(0.175)
Total dividends and distributions	(0.216)	(0.196)	(0.194)	(0.202)	(0.175)
Net asset value, end of period	$ 9.641	$ 11.585	$ 9.205	$ 9.085	$ 9.592
Total return[2]	(14.92%)	27.99%	3.46%	(3.19%)	(4.88%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 191,711	$170,403	$101,748	$ 92,270	$ 91,345
Ratio of expenses to average net assets[3]	0.52%	0.52%	0.51%	0.52%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.57%	0.57%	0.56%	0.57%	0.58%
Ratio of net investment income to average net assets	2.31%	2.29%	2.36%	2.04%	2.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.26%	2.24%	2.31%	1.99%	2.42%
Portfolio turnover	12%	9%	13%	23%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Funds sell their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP Dimensional/Vanguard Total Bond Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. mutual funds and Vanguard ETF® funds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments.
The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund operate under a fund of funds structure and invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETF investments, the Funds may invest in individual securities, such as money market instruments.
Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.
The investment objective of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2018, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
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LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administrative	$42,913	$25,506	$17,017
Legal	8,542	5,135	3,412
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2018, these fees were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Printing and mailing	$45,086	$10,414	$17,488
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, each Fund had liabilities payable to affiliates as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$135,653	$78,304	$ 52,557
Distribution fees payable to LFD	144,387	61,116	40,947
Printing and mailing fees payable to Lincoln Life	(405)	(288)	(1,701)
Shareholder servicing fees payable to Lincoln Life	19,670	11,354	7,621
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2018, were as follows:
LVIP Dimensional/Vanguard Total Bond Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-30.09%@
Fixed Income Funds-28.10%@
**DFA Intermediate Term Extended Quality Portfolio	$135,292,324	$31,843,654	$ 7,709,331	$(623,641)	$(6,773,985)	$152,029,021	14,875,638	$4,703,534	$—
**DFA VA Global Bond Portfolio	28,411,722	6,662,001	2,346,416	(51,959)	(851,362)	31,823,986	3,083,720	1,465,647	—
**DFA VA Short-Term Fixed Portfolio	35,583,687	7,216,907	3,177,261	(12,852)	81,731	39,692,212	3,899,038	620,796	—
Money Market Fund-1.99%@
✧✧LVIP Government Money Market Fund	14,232,957	2,832,778	1,219,552	—	—	15,846,183	1,584,618	213,626	—
Total	$213,520,690	$48,555,340	$14,452,560	$(688,452)	$(7,543,616)	$239,391,402		$7,003,603	$—

@ As a percentage of Net Assets as of December 31, 2018.
** Institutional Class shares.
✧✧ Standard Class shares.
LVIP Vanguard Domestic Equity ETF Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-22.96%@
Equity Fund-22.96%@
‡Vanguard Mega Cap 300 Value ETF	$76,496,395	$46,054,978	$ 9,690,354	$(253,252)	$(7,128,124)	$105,479,643	1,475,859	$2,664,410	$—
Money Market Fund-0.00%@
✧✧LVIP State Street Institutional U.S. Government Money Market Fund	7,968,654	736,500	8,705,154	—	—	—	—	26,250	—
Total	$84,465,049	$46,791,478	$18,395,508	$(253,252)	$(7,128,124)	$105,479,643		$2,690,660	$—

LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Vanguard Domestic Equity ETF Fund (continued)
@ As a percentage of Net Assets as of December 31, 2018.
‡ Issuer considered an unaffiliated investment of the Fund at December 31, 2017.
✧✧ Standard Class shares.
LVIP Vanguard International Equity ETF Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-0.00%@
Money Market Fund-0.00%@
×,✧✧LVIP Government Money Market Fund	$5,316,509	$870,417	$6,186,926	$—	$—	$—	—	$28,546	$—

@ As a percentage of Net Assets as of December 31, 2018.
× Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$149,934,819	$165,355,212	$133,922,051
Sales	44,848,426	78,899,622	37,256,186
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Funds were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$818,855,191	$375,788,220	$327,769,074
Aggregate unrealized appreciation of investments	$ 82,640	$ 85,907,468	$ 3,750,514
Aggregate unrealized depreciation of investments	(21,894,242)	—	(19,578,452)
Net unrealized appreciation/ (depreciation) of investments	$ (21,811,602)	$ 85,907,468	$ (15,827,938)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
Level 1	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investments:
Assets:
Affiliated Investment Companies	$239,391,402	$105,479,643	$ —
Unaffiliated Investment Companies	557,652,187	356,216,045	311,941,136
Total Investments	$797,043,589	$461,695,688	$311,941,136
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to return of capital on investments and tax deferral of losses due to wash sales and Real Estate Investment Trust Basis Adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	LVIP Dimensional/Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2018
Ordinary income	$15,784,895	$7,185,383	$6,996,438
Long-term capital gains	413,356	374,624	—
Total	$16,198,251	$7,560,007	$6,996,438
Year ended December 31, 2017
Ordinary income	$11,409,290	$5,433,754	$4,722,606
Long-term capital gains	423,641	147,744	—
Total	$11,832,931	$5,581,498	$4,722,606
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed ordinary income	$ 1,719,995	$ 696,259	$ 934,011
Undistributed long-term capital gains	—	5,647,914	—
Capital loss carryforward	(29,165)	—	(2,663,355)
Net unrealized appreciation (depreciation)	(21,811,602)	85,907,468	(15,827,938)
Distributable earnings/(accumulated loss)	$(20,120,772)	$92,251,641	$(17,557,282)
LVIP Dimensional/Vanguard Allocation Funds–23

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP Dimensional/Vanguard Total Bond Fund	LVIP Vanguard International Equity ETF Fund
Short-Term	$—	$841,785
Long-Term	29,165	1,821,570
Total	$29,165	$2,663,355
In 2018, LVIP Vanguard International Equity ETF Fund utilized $1,767,532 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	3,662,779	2,954,774	3,292,290	2,301,170	3,955,527	2,263,108
Service Class	13,758,082	14,380,866	4,585,087	4,314,867	7,532,268	5,612,302
Shares reinvested:
Standard Class	259,428	166,040	179,629	113,339	293,098	163,020
Service Class	1,323,838	959,595	251,325	183,144	431,587	245,227
	19,004,127	18,461,275	8,308,331	6,912,520	12,212,480	8,283,657
Shares redeemed:
Standard Class	(1,123,375)	(1,073,827)	(749,555)	(430,815)	(702,038)	(717,421)
Service Class	(8,053,338)	(5,575,801)	(2,898,044)	(2,488,777)	(2,787,623)	(2,202,605)
	(9,176,713)	(6,649,628)	(3,647,599)	(2,919,592)	(3,489,661)	(2,920,026)
Net increase	9,827,414	11,811,647	4,660,732	3,992,928	8,722,819	5,363,631
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and
LVIP Dimensional/Vanguard Allocation Funds–24

LVIP Dimensional/Vanguard Allocation Funds
Notes to Financial Statements (continued)
 9. Recent Accounting Pronouncements (continued)
the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Dimensional/Vanguard Allocation Funds–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Dimensional/Vanguard Allocation Funds–26

LVIP Dimensional/Vanguard Allocation Funds
Other Fund Information (unaudited)
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods ended March 31, 2018. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation, tracking error and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP Dimensional/Vanguard Total Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Bloomberg Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for each period reviewed. The Board considered LIAC’s view that underperformance was primarily attributable to the Fund’s short duration and curve steepening biases, noting LIAC’s view that the Fund should perform in a rising rate and steepening yield curve environment. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for each period reviewed. The Board considered LIAC’s comment that underperformance was primarily due to expenses and static weightings of the underlying ETFs which differ from sector weightings in the benchmark. The Board concluded that the services provided by LIAC were satisfactory.
LVIP Dimensional/Vanguard Allocation Funds–27

LVIP Dimensional/Vanguard Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for each period reviewed. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019. The Board noted that the net investment management fee for each Fund, giving effect to each Fund’s advisory fee waiver, was lower than the median net investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP Dimensional/Vanguard Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Dimensional/Vanguard Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Dimensional/Vanguard Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Dimensional/Vanguard Allocation Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional/Vanguard Allocation Funds–32

LVIP Dimensional International Core Equity Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional International Core Equity Fund

LVIP Dimensional International Core Equity Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned (17.55%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI World ex USA® Index (net dividends)1, returned (14.09%).
In U.S. dollar terms, developed ex US markets had negative performance for the year, trailing the U.S. market but outperforming emerging markets. The MSCI World ex USA IMI (net dividends)2 returned (14.70%), as compared to (5.20%) for the Russell 3000® Index3 and (15.10%) for the MSCI Emerging Markets IMI (net dividends)4. Most developed ex U.S. market currencies, particularly the Australian dollar and the Canadian dollar, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the US dollar-denominated returns of the developed ex U.S. market.
Along the market capitalization dimension, large caps (MSCI World ex USA Index, net dividends) outperformed small caps (MSCI World ex USA Small Cap Index, net dividends)5 by 4.00% for the year. Similarly, mid caps (MSCI World ex USA Mid Cap Index, net dividends)6, a subset of the MSCI World ex USA Index universe, outperformed small caps by 1.30%. Along the relative price dimension, large cap value stocks (MSCI World ex USA Value Index, net dividends)7 underperformed large cap growth stocks (MSCI World ex USA Growth Index, net dividends)8 by 1.90%, and small cap value stocks (MSCI World ex USA Small Cap Value Weighted Index, net dividends)9 underperformed small cap growth stocks (MSCI World ex USA Small Cap Growth Index, net dividends)10 by 0.60%
It is important to consider the interactions between size, value, and profitability when reviewing the performance of these dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability among both large and small caps for the year. Performance of the premiums may vary depending on the particular segment of the market under analysis.
With small cap stocks underperforming large for the period, the Fund’s inclusion of and emphasis on small cap stocks were the primary drivers of underperformance relative to the index (which is composed primarily of large and mid cap stocks). With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Fund’s greater emphasis on value stocks also had a negative impact on relative performance against its benchmark. Conversely, with higher-profitability stocks outperforming lower-profitability stocks for the period, the Fund’s greater emphasis on stocks with higher profitability contributed positively to relative performance against its benchmark.
The Fund is designed to provide exposure to a diversified group of securities across the entire size value spectrum in developed ex U.S. markets with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex U.S. equity markets rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Joseph H. Chi
Jed S. Fogdall
Allen Pu
Bhanu P. Singh
Mary T. Phillips
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional International Core Equity Fund–1

LVIP Dimensional International Core Equity Fund
2018 Annual Report Commentary (unaudited) (continued)
LVIP Dimensional International Core Equity Fund
Growth of $10,000 invested 5/1/15 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Core Equity Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,966 for the Standard Class shares and to $9,873 for the Service Class shares. For comparison, look at how the MSCI World ex USA® Index (net dividends) did over the same period. The same $10,000 investment would have decreased to $9,813. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 17.55%
Inception (5/1/15)	- 0.09%
Service Class Shares
One Year	- 17.75%
Inception (5/1/15)	- 0.35%
1. The MSCI World ex USA® Index (net dividends) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
2. The MSCI World ex USA® Investable Market Index (IMI) captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 3,474 constituents, the index covers approximately 99%of the free float-adjusted market capitalization in each country. The net dividends calculation assumes reinvestment of dividends net of withholding taxes.
3. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
4. The MSCI Emerging Markets Investable Market Index (IMI) captures large, mid and small cap representation across 24 Emerging Markets countries*.With 2,668 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country.
5. The MSCI World ex USA® Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,452 constituents, the index covers approximately 14%of the free float-adjusted market capitalization in each country.
6. The MSCI World ex USA Mid Cap Index captures mid-cap representation across 22 of 23 Developed Markets (DM) countries* excluding the US. With 573 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in each country.
7. The MSCI World ex USA® Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
8. The MSCI World ex USA® Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries*. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long term historical EPS growth trend and long-term historical sales per share growth trend.
9. The MSCI World ex USA®Small Cap Value Weighted Index is based on a traditional market cap weighted parent index, the MSCI World ex USA Small Cap Index, which includes small cap stocks across 22Developed Markets (DM)countries* (excluding the US). The MSCI World ex USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data sales, book value, earnings and cash earnings rather than market prices.
10. The MSCI World ex USA® Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across the 22 Developed Markets countries* excluding the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

LVIP Dimensional International Core Equity Fund–2

LVIP Dimensional International Core Equity Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$848.70	0.68%	$3.17
Service Class Shares	1,000.00	847.70	0.93%	4.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional International Core Equity Fund–3

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Security Type/Country	Percentage of Net Assets
Common Stock	98.53%
Australia	6.25%
Austria	0.52%
Belgium	1.14%
Canada	8.59%
Chile	0.05%
Colombia	0.04%
Denmark	1.66%
Finland	1.69%
France	7.69%
Germany	7.14%
Hong Kong	2.90%
Ireland	0.74%
Israel	0.68%
Italy	2.57%
Japan	23.75%
Luxembourg	0.24%
Macau	0.06%
Mexico	0.01%
Netherlands	2.53%
New Zealand	0.50%
Norway	0.95%
Portugal	0.22%
Russia	0.01%
Singapore	1.17%
South Africa	0.40%
Spain	2.49%
Sweden	2.62%
Switzerland	5.97%
United Kingdom	15.85%
United States	0.10%
Preferred Stocks	0.45%
Rights	0.01%
Warrant	0.00%
Money Market Fund	1.06%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05)%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.02%
Air Freight & Logistics	0.38%
Airlines	0.53%
Auto Components	2.18%
Sector	Percentage of Net Assets
Automobiles	3.18%
Banks	8.93%
Beverages	1.13%
Biotechnology	0.34%
Building Products	1.02%
Capital Markets	2.50%
Chemicals	4.48%
Commercial Services & Supplies	1.45%
Communications Equipment	0.31%
Construction & Engineering	1.92%
Construction Materials	0.72%
Consumer Finance	0.27%
Containers & Packaging	0.77%
Distributors	0.20%
Diversified Consumer Services	0.12%
Diversified Financial Services	0.51%
Diversified Telecommunication Services	2.47%
Electric Utilities	1.46%
Electrical Equipment	1.33%
Electronic Equipment, Instruments & Components	1.89%
Energy Equipment & Services	0.63%
Entertainment	0.52%
Food & Staples Retailing	2.12%
Food Products	2.84%
Gas Utilities	0.39%
Health Care Equipment & Supplies	1.09%
Health Care Providers & Services	0.88%
Health Care Technology	0.10%
Hotels, Restaurants & Leisure	2.17%
Household Durables	1.92%
Household Products	0.21%
Independent Power and Renewable Electricity Producers	0.32%
Industrial Conglomerates	0.87%
Insurance	4.80%
Interactive Media & Services	0.31%
Internet & Direct Marketing Retail	0.27%
IT Services	1.26%
Leisure Products	0.38%
Life Sciences Tools & Services	0.38%
Machinery	3.64%
Marine	0.31%
Media	1.71%
Metals & Mining	5.52%
Multiline Retail	0.62%
Multi-Utilities	0.87%
Oil, Gas & Consumable Fuels	6.07%
Paper & Forest Products	0.67%
Personal Products	0.69%
LVIP Dimensional International Core Equity Fund–4

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Pharmaceuticals	3.17%
Professional Services	1.52%
Real Estate Management & Development	2.59%
Road & Rail	1.36%
Semiconductors & Semiconductor Equipment	0.93%
Software	1.06%
Specialty Retail	1.34%
Technology Hardware, Storage & Peripherals	0.50%
Textiles, Apparel & Luxury Goods	1.45%
Thrifts & Mortgage Finance	0.16%
Tobacco	0.50%
Trading Companies & Distributors	1.71%
Transportation Infrastructure	0.60%
Water Utilities	0.15%
Wireless Telecommunication Services	1.28%
Total	98.99%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Toyota Motor	0.81%
BP ADR	0.66%
HSBC Holdings ADR	0.66%
Nestle	0.65%
Novartis	0.59%
TOTAL	0.50%
Deutsche Telekom	0.41%
BASF	0.41%
Royal Dutch Shell Class B ADR	0.38%
Roche Holding	0.38%
Total	5.45%

ADR–American Depositary Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LVIP Dimensional International Core Equity Fund–5

LVIP Dimensional International Core Equity Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.53%
Australia–6.25%
A2B Australia	7,280	$ 11,281
Accent Group	23,197	19,614
Adairs	13,303	17,601
Adelaide Brighton	25,861	77,845
AGL Energy	5,329	77,389
Ainsworth Game Technology	6,705	3,758
Alliance Aviation Services	9,170	15,364
ALS	34,631	165,465
Altium	3,169	48,506
Alumina	10,954	17,743
Alumina ADR	2,200	14,190
AMA Group	23,132	14,122
†Amaysim Australia	13,692	9,545
Amcor	15,074	140,753
AMP	101,940	175,976
Ansell	5,122	79,569
AP Eagers	6,505	27,491
APA Group	11,542	69,138
Apollo Tourism & Leisure	17,341	13,607
Appen	2,937	26,573
ARB	1,647	17,414
Aristocrat Leisure	8,054	123,981
ARQ Group	4,463	6,163
Asaleo Care	43,396	27,951
ASX	1,047	44,241
Atlas Arteria	18,854	83,167
†Atrium European Real Estate	6,949	25,717
AUB Group	1,133	9,927
†Aurelia Metals	21,936	10,506
Aurizon Holdings	131,158	395,703
Ausdrill	25,394	21,283
AusNet Services	34,560	37,875
Austal	16,268	22,306
Australia & New Zealand Banking Group	40,014	691,389
†Australian Agricultural	17,102	13,252
Australian Finance Group	15,079	13,753
Australian Pharmaceutical Industries	32,365	31,472
Automotive Holdings Group	8,745	9,613
Aveo Group	22,000	24,795
Bank of Queensland	16,939	115,779
Bapcor	24,890	103,326
Beach Energy	101,472	95,872
Bega Cheese	6,572	22,834
†Bellamy's Australia	3,466	17,846
Bendigo & Adelaide Bank	18,882	143,464
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
BHP Group	45,795	$ 1,106,913
BHP Group ADR	13,249	581,241
Bingo Industries	13,810	18,053
Blackmores	629	54,027
BlueScope Steel	28,904	222,969
Boral	36,919	128,479
Brambles	23,737	169,830
Bravura Solutions	8,353	21,773
Breville Group	5,111	38,389
Brickworks	3,510	41,135
BWX	2,317	2,579
Caltex Australia	13,411	240,611
Capitol Health	68,459	13,026
†Cardno	10,023	7,060
carsales.com	11,196	86,791
Cedar Woods Properties	3,504	12,488
Challenger	17,382	116,209
CIMIC Group	1,187	36,298
Citadel Group	3,806	19,503
Cleanaway Waste Management	104,872	122,988
Coca-Cola Amatil	13,105	75,584
Cochlear	828	101,454
Codan	7,058	14,468
†Coles Group	15,138	125,177
Collins Foods (Australian Securities Exchange)	10,696	46,570
Commonwealth Bank of Australia	20,840	1,063,000
Computershare	7,588	91,961
†Cooper Energy	81,617	25,572
Corporate Travel Management	2,151	32,498
Costa Group Holdings	11,614	60,741
Credit Corp Group	4,101	54,221
Crown Resorts	9,349	78,132
†CSG	12,526	1,506
CSL	3,046	397,862
CSR	42,583	84,301
†Decmil Group	21,470	10,434
Domain Holdings Australia	20,587	32,332
Domino's Pizza Enterprises	2,076	59,471
Downer EDI	27,411	130,570
DuluxGroup	15,935	73,641
Eclipx Group	16,633	28,502
Elders	8,415	41,906
†Energy World	39,810	3,926
EQT	614	10,397
ERM Power	5,246	5,782
Estia Health	11,704	18,888
EVENT Hospitality and Entertainment	6,614	63,357
Evolution Mining	50,407	131,130
LVIP Dimensional International Core Equity Fund–6

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Flight Centre Travel Group	2,450	$ 74,092
Fortescue Metals Group	88,371	260,587
G8 Education	29,814	59,444
Genworth Mortgage Insurance Australia	15,397	23,766
GrainCorp Class A	14,156	91,430
Greencross	5,758	22,054
GUD Holdings	3,606	28,571
GWA Group	14,620	28,647
Hansen Technologies	12,748	31,354
Harvey Norman Holdings	39,577	88,093
Healius	32,532	51,098
Healthscope	73,872	116,031
HT&E	12,146	13,523
Huon Aquaculture Group	4,157	13,761
IDP Education	5,679	39,497
Iluka Resources	22,529	121,050
†Imdex	35,738	26,962
IMF Bentham	9,344	20,677
Incitec Pivot	52,179	120,613
Independence Group	24,619	66,238
Infomedia	17,374	14,451
Inghams Group	14,170	41,228
Insurance Australia Group	19,624	96,790
Integral Diagnostics	9,867	19,295
Integrated Research	6,964	8,677
InvoCare	4,670	33,898
IOOF Holdings	8,231	30,000
IPH	9,773	37,258
IRESS	5,347	41,913
iSelect	18,420	9,862
iSentia Group	6,749	1,332
IVE Group	13,275	19,634
Japara Healthcare	13,564	10,681
JB Hi-Fi	8,291	129,347
Jupiter Mines	61,368	10,806
Kogan.com	2,541	6,093
Lifestyle Communities	3,480	12,925
Link Administration Holdings (Australian Securities Exchange)	17,667	84,310
Lovisa Holdings	2,325	10,185
†Lynas	43,312	48,390
MACA	12,400	8,158
†Macmahon Holdings	102,720	15,574
Macquarie Group	4,569	349,967
Magellan Financial Group	4,182	69,392
†Mayne Pharma Group	92,739	50,607
McMillan Shakespeare	6,278	61,585
McPherson's	8,569	7,543
Medibank	154,970	280,555
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
†Mesoblast	22,446	$ 18,677
†Metals X	25,981	7,778
Metcash	74,480	128,636
Mineral Resources	13,235	144,310
†MMA Offshore	114,419	12,492
Monadelphous Group	5,859	56,849
Monash IVF Group	15,268	10,694
Money3	12,540	14,572
Mortgage Choice	11,418	7,972
†Myer Holdings	88,520	25,877
MYOB Group	23,584	55,831
MyState	5,286	16,940
National Australia Bank	40,380	685,222
Navigator Global Investments	2,382	7,053
Navitas	8,596	30,685
New Hope	12,612	30,232
Newcrest Mining	10,049	154,444
†NEXTDC	4,758	20,500
nib holdings	21,918	80,355
Nick Scali	2,060	7,659
Nine Entertainment	73,496	71,509
Northern Star Resources	21,300	139,037
NRW Holdings	29,414	33,494
Nufarm	9,230	38,749
OFX Group	8,551	10,555
Oil Search	25,460	128,242
OM Holdings	23,197	20,135
oOh!media	13,351	32,192
Orica	16,321	198,373
†Origin Energy	38,307	174,742
Orora	60,707	131,421
OZ Minerals	21,202	131,449
Pacific Current Group	1,154	4,381
Pact Group Holdings	10,178	24,874
Pendal Group	17,975	101,037
Perpetual	2,503	57,276
†Perseus Mining	96,454	28,573
Pioneer Credit	5,416	10,939
Platinum Asset Management	14,872	50,932
†PMP	27,788	3,621
†Praemium	19,514	8,801
Premier Investments	3,258	33,781
Pro Medicus	1,812	13,900
Qantas Airways	9,894	40,363
QBE Insurance Group	35,990	256,271
Qube Holdings	53,775	96,257
=†Quintis	11,219	2,043
†Ramelius Resources	60,311	19,948
Ramsay Health Care	2,257	91,807
=RCR Tomlinson	9,320	5,711
REA Group	640	33,390
Reece	3,440	24,118
Regis Healthcare	6,738	12,527

LVIP Dimensional International Core Equity Fund–7

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Regis Resources	47,283	$ 161,028
Reject Shop	2,536	4,894
Reliance Worldwide	17,224	53,997
Resolute Mining	67,381	54,877
Ridley	9,945	9,071
Rio Tinto (Australian Securities Exchange)	9,742	539,181
Ruralco Holdings	5,487	11,788
Sandfire Resources	13,634	64,199
Santos	36,164	139,471
†Saracen Mineral Holdings	31,831	65,809
SeaLink Travel Group	3,385	10,131
SEEK	9,296	110,903
Select Harvests	6,881	29,589
†Senex Energy	51,921	10,033
Servcorp	2,368	5,063
Service Stream	21,301	26,412
Seven Group Holdings	4,010	40,092
†Seven West Media	80,912	31,359
SG Fleet Group	11,452	24,659
Sigma Healthcare	68,311	27,472
Silver Chef	1,005	1,741
†Silver Lake Resources	56,622	22,196
Sims Metal Management	9,057	64,022
SmartGroup	2,355	14,746
Sonic Healthcare	6,029	94,053
South32	55,145	131,180
South32 ADR	2,400	28,200
Southern Cross Media Group	48,883	34,627
Spark Infrastructure Group	62,207	96,914
SpeedCast International	13,963	28,638
St Barbara	44,532	147,505
Stanmore Coal	20,026	14,125
Star Entertainment Group	31,827	102,260
Steadfast Group	21,375	41,428
Suncorp Group	17,019	151,465
Sundance Energy Australia	60,182	15,179
Super Retail Group	7,541	37,374
Sydney Airport	8,222	38,987
Tabcorp Holdings	44,414	134,274
Tassal Group	14,437	44,969
Technology One	13,168	57,157
Telstra	43,318	86,933
Thorn Group	8,175	3,286
TPG Telecom	23,933	108,561
Transurban Group	13,420	110,145
Treasury Wine Estates	1,807	18,843
Villa World	10,756	13,301
†Village Roadshow	4,006	7,647
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
†Virgin Australia Holdings	38,668	$ 5,039
Virtus Health	5,888	18,293
Vita Group	15,195	11,298
†Vocus Group	43,135	97,288
Webjet	4,187	32,398
Webster	18,826	21,614
Wesfarmers	9,428	214,192
Western Areas	7,962	11,209
†Westgold Resources	5,951	3,689
Westpac Banking	37,243	658,079
Westpac Banking ADR	1,600	27,952
Whitehaven Coal	62,311	189,889
WiseTech Global	2,473	29,483
Woodside Petroleum	11,274	248,337
Woolworths Group	9,539	197,877
WorleyParsons	14,422	115,836
WPP AUNZ	29,030	11,655
		20,357,986
Austria–0.52%
Agrana Beteiligungs	660	12,115
ANDRITZ	2,472	113,529
AT&S Austria Technologie & Systemtechnik	2,359	41,594
CA Immobilien Anlagen	2,658	84,114
DO & Co.	342	31,931
†Erste Group Bank	6,746	223,681
EVN	2,202	31,817
FACC	968	14,642
Flughafen Wien	326	12,886
Kapsch TrafficCom	264	10,057
Lenzing	898	81,859
Mayr Melnhof Karton	477	60,118
Oesterreichische Post	1,099	37,765
OMV	2,874	125,517
Palfinger	713	18,217
POLYTEC Holding	1,389	13,336
Porr	855	17,085
Raiffeisen Bank International	9,854	251,444
Rosenbauer International	188	7,155
S IMMO	1,531	25,512
Schoeller-Bleckmann Oilfield Equipment	393	25,787
†Semperit Holding	457	5,215
Strabag	1,111	32,684
†Telekom Austria	7,718	58,995
UBM Development	240	9,184
UNIQA Insurance Group	7,394	66,598
Verbund	668	28,598
Vienna Insurance Group	2,494	57,950
voestalpine	5,657	168,717

LVIP Dimensional International Core Equity Fund–8

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Austria (continued)
Wienerberger	1,159	$ 23,918
†Zumtobel Group	329	2,680
		1,694,700
Belgium–1.14%
Ackermans & van Haaren	1,374	207,443
Ageas	7,117	320,376
†AGFA-Gevaert	17,613	67,185
Anheuser-Busch InBev	9,170	604,110
Anheuser-Busch InBev ADR	1,200	78,972
Atenor	229	13,381
Barco	316	35,785
Bekaert	1,956	47,149
bpost	3,087	28,304
Cie d'Entreprises CFE	740	73,250
Colruyt	2,723	194,207
Deceuninck	2,600	5,749
D'ieteren	1,540	58,083
Econocom Group	3,074	10,236
Elia System Operator	1,056	70,538
Euronav	7,649	54,481
EVS Broadcast Equipment	474	12,576
†Exmar	2,088	14,305
Fagron	1,998	32,641
†Galapagos	316	28,965
Gimv	675	36,267
Jensen-Group	278	10,829
KBC Group	4,143	266,556
Kinepolis Group	664	37,112
Lotus Bakeries	13	31,973
Melexis	534	31,077
†Nyrstar	3,808	2,503
Ontex Group	4,267	87,492
Orange Belgium	3,417	67,495
Picanol	88	6,944
Proximus	3,525	95,382
Recticel	4,441	32,499
Resilux	61	8,426
Sioen Industries	782	20,291
Sipef	408	22,799
Solvay Class A	3,921	392,109
Telenet Group Holding	1,271	59,117
TER Beke	48	6,654
†Tessenderlo Group	1,566	52,194
UCB	4,328	353,496
Umicore	3,504	139,827
Van de Velde	150	4,398
		3,723,176
Canada–8.59%
†5N Plus	6,300	14,306
Absolute Software	1,400	7,937
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Acadian Timber Class C	800	$ 8,866
†Advantage Oil & Gas	4,200	6,091
†Advantage Oil & Gas (New York Shares)	4,123	6,020
Aecon Group	4,300	55,467
Ag Growth International	1,000	34,281
AGF Management Class B	5,000	17,653
Agnico Eagle Mines	4,985	201,394
AGT Food & Ingredients	800	9,751
†Aimia	10,261	27,734
†Air Canada	5,006	95,192
AirBoss of America	1,300	8,170
†Alacer Gold	23,300	43,009
Alamos Gold Class A	14,418	51,855
†Alamos Gold (New York Shares)	5,800	20,880
Alaris Royalty	1,989	24,753
Alcanna	1,420	4,379
†Alexco Resource	6,700	6,233
Algonquin Power & Utilities	3,598	36,160
Algonquin Power & Utilities (New York Shares)	6,021	60,554
Alimentation Couche-Tard Class B	2,700	134,308
†Alio Gold	3,300	2,780
AltaGas	9,500	96,726
Altus Group	2,098	36,375
†Amerigo Resources	14,300	9,322
Andrew Peller Class A	1,500	15,042
ARC Resources	23,100	137,057
†Argonaut Gold	15,000	17,140
†Aritzia	3,700	44,448
†Arrow Exploration	585	169
†Asanko Gold	4,900	3,123
Atco Class I	1,300	36,766
†Athabasca Oil	26,708	19,368
†ATS Automation Tooling Systems	3,200	33,730
†Aurora Cannabis	8,247	40,957
†Aurora Cannabis (New York Shares)	3,100	15,376
AutoCanada	1,479	12,296
†B2Gold	107,560	314,360
Badger Daylighting	1,700	40,159
Bank of Montreal	2,000	130,662
Bank of Montreal (New York Shares)	10,816	706,826
Bank of Nova Scotia	5,700	284,123
Bank of Nova Scotia (New York Shares)	11,543	575,649
Barrick Gold	62,071	837,949

LVIP Dimensional International Core Equity Fund–9

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Barrick Gold (New York Shares)	8,369	$ 113,316
†Bausch Health Companies	14,262	263,419
†Baytex Energy	33,894	59,833
BCE	1,429	56,450
BCE (New York Shares)	535	21,149
†Bellatrix Exploration	1,298	599
Birchcliff Energy	11,953	26,617
Bird Construction	622	2,784
†Black Diamond Group	2,500	3,827
†BlackBerry	5,967	42,440
†BlackBerry (New York Shares)	1,400	9,954
BMTC Group	600	5,709
†BNK Petroleum	23,000	5,475
†Bombardier Class B	30,946	46,016
Bonavista Energy	10,324	9,075
Bonterra Energy	2,713	12,838
Boralex Class A	3,196	39,423
Brookfield Asset Management Class A	2,800	107,307
Brookfield Asset Management (New York Shares) Class A	2,995	114,858
BRP	951	24,618
CAE	2,800	51,459
CAE (New York Shares)	7,974	146,323
†Calfrac Well Services	11,500	20,554
Calian Group	600	12,921
Cameco	9,736	110,397
Cameco (New York Shares)	6,173	70,064
Canaccord Genuity Group	5,700	24,091
†Canacol Energy	4,600	13,613
†Canada Goose Holdings	600	26,232
Canadian Imperial Bank of Commerce	600	44,688
Canadian Imperial Bank of Commerce (New York Shares)	5,307	395,584
Canadian National Railway	4,617	342,085
Canadian Natural Resources	13,955	336,711
Canadian Natural Resources (New York Shares)	19,015	458,832
Canadian Pacific Railway	867	153,997
Canadian Tire Class A	1,309	136,864
Canadian Utilities Class A	1,945	44,622
Canadian Western Bank	5,745	109,581
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Canfor	6,500	$ 78,703
Canfor Pulp Products	2,900	34,434
†Canopy Growth	1,000	26,817
CanWel Building Materials Group	6,028	20,135
Capital Power	3,488	67,936
†Capstone Mining	14,500	6,479
Cardinal Energy	4,400	7,155
Cascades	8,787	65,845
CCL Industries Class B	2,000	73,337
†Celestica	7,808	68,476
Cenovus Energy	14,310	100,627
Cenovus Energy (New York Shares)	7,593	53,379
†Centerra Gold	10,627	45,615
Cervus Equipment	700	6,538
CES Energy Solutions	10,201	23,537
†CGI Group Class A	900	55,047
†CGI Group (New York Shares) Class A	1,413	86,461
†China Gold International Resources	14,900	17,244
CI Financial	7,900	99,994
Cineplex	5,656	105,397
Clearwater Seafoods	2,700	11,372
Cogeco	1,000	42,660
Cogeco Communications	1,366	65,819
Colliers International Group	500	27,575
Colliers International Group (New York Shares)	997	54,875
Computer Modelling Group	4,100	18,290
Constellation Software	300	192,029
†Copper Mountain Mining	18,300	9,651
Corby Spirit & Wine	700	9,511
Corus Entertainment Class B	12,100	42,189
Cott	5,200	72,408
Cott (New York Shares)	3,177	44,287
Crescent Point Energy	25,727	78,018
Crescent Point Energy (New York Shares)	2,503	7,559
†Crew Energy	5,725	3,606
†CRH Medical	1,667	5,084
†Delphi Energy	4,020	1,119
†Denison Mines	25,260	11,657
†Descartes Systems Group	700	18,522
†Detour Gold	6,995	59,077
DHX Media	7,383	12,114
Dollarama	3,200	76,109
Dorel Industries Class B	1,100	14,213

LVIP Dimensional International Core Equity Fund–10

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†DREAM Unlimited Class A	2,000	$ 10,021
†Dundee Precious Metals	9,200	24,260
ECN Capital	20,330	51,376
E-L Financial Class L	139	76,145
Eldorado Gold	5,573	16,329
Element Fleet Management	28,035	141,900
Emera	809	25,902
Empire	6,415	135,471
Enbridge	7,033	218,480
Enbridge (New York Shares)	3,855	119,813
Encana	26,850	155,073
†Endeavour Mining	2,394	39,175
Enerflex	4,900	57,356
Enerplus	12,700	98,794
Enerplus (New York Shares)	17,501	135,808
Enghouse Systems	1,200	58,374
Ensign Energy Services	9,100	31,929
Equitable Group	556	24,078
Evertz Technologies	800	9,487
Exchange Income	808	16,726
Exco Technologies	2,400	15,875
Extendicare	5,000	23,257
Fairfax Financial Holdings	800	352,171
Fiera Capital	3,700	30,598
Finning International	6,600	115,060
First Capital Realty	4,300	59,372
†First Majestic Silver	7,428	43,637
First National Financial	1,200	24,137
First Quantum Minerals	13,914	112,519
FirstService	1,100	75,490
†FirstService (New York Shares)	500	34,240
Fortis	2,400	80,006
Fortis (New York Shares)	1,472	49,106
†Fortuna Silver Mines	10,327	37,822
Franco-Nevada	598	41,962
†Frontera Energy	2,600	25,482
Gamehost	1,600	10,923
†GDI Integrated Facility Services	100	1,354
†Gear Energy	24,579	10,262
Genworth MI Canada	2,441	71,878
George Weston	2,361	155,734
Gibson Energy	5,479	74,969
Gildan Activewear	1,700	51,603
Gildan Activewear (New York Shares)	499	15,150
Gluskin Sheff + Associates	900	6,876
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
GMP Capital	3,200	$ 4,407
goeasy	900	23,581
Goldcorp	6,307	61,767
Goldcorp (New York Shares)	12,245	120,001
†Golden Star Resources	3,060	9,728
†Gran Tierra Energy	33,675	73,507
†Great Canadian Gaming	2,073	72,689
Great-West Lifeco	4,369	90,183
†Guyana Goldfields	5,522	6,472
†Heroux-Devtek	2,187	20,713
High Liner Foods	600	3,367
†Home Capital Group	4,712	49,702
Horizon North Logistics	13,100	17,272
Hudbay Minerals	11,499	54,412
Hudbay Minerals (New York Shares)	2,400	11,328
Hudson's Bay	6,100	32,573
Husky Energy	17,684	182,773
Hydro One	3,300	48,949
†IAMGOLD	30,700	112,663
†IBI Group	2,100	6,707
IGM Financial	2,100	47,731
†Imperial Metals	3,600	4,087
Imperial Oil	1,600	40,539
Imperial Oil (New York Shares)	2,001	50,665
Industrial Alliance Insurance & Financial Services	4,923	157,116
Information Services	1,000	11,207
Innergex Renewable Energy	8,151	74,871
Intact Financial	2,335	169,652
Inter Pipeline	7,900	111,915
†Interfor	7,236	76,431
†International Petroleum	5,092	16,225
†Intertain Group	1,100	8,686
Intertape Polymer Group	4,327	53,628
Jamieson Wellness	900	14,062
Just Energy Group	1,946	6,429
Just Energy Group (New York Shares)	2,000	6,600
K-Bro Linen	800	19,596
†Kelt Exploration	6,500	22,092
Keyera	8,076	152,682
†Kinaxis	600	28,963
Kinder Morgan Canada	1,800	21,004
†Kinross Gold	118,832	382,992
Kirkland Lake Gold	6,400	166,891
Lassonde Industries Class A	100	14,593
Laurentian Bank of Canada	2,687	74,930

LVIP Dimensional International Core Equity Fund–11

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Leon's Furniture	1,469	$ 16,173
Linamar	4,576	151,841
Loblaw	4,033	180,528
Lucara Diamond	28,465	30,859
Lundin Mining	55,309	228,496
Magellan Aerospace	1,000	10,973
Magna International	3,400	154,335
Magna International (New York Shares)	9,085	412,913
†Major Drilling Group International	3,266	11,005
†Mandalay Resources	14,708	808
Manulife Financial	9,853	139,798
Manulife Financial (New York Shares)	15,665	222,286
Maple Leaf Foods	2,822	56,494
Martinrea International	9,900	78,753
Maxar Technologies	2,965	35,423
Medical Facilities	3,953	43,549
†MEG Energy	10,338	58,384
Methanex	200	9,619
Methanex (New York Shares)	1,787	86,080
Metro Class A	3,171	109,958
Morguard	200	25,785
Morneau Shepell	2,000	36,683
Mountain Province Diamonds	4,500	6,428
MTY Food Group Class I	600	26,651
Mullen Group	5,700	50,979
National Bank of Canada	11,822	485,367
†Nevsun Resources	13,900	60,988
†New Gold	22,577	17,364
†New Gold (New York Shares)	2,694	2,039
NFI Group	4,300	107,217
Norbord	1,200	31,907
Norbord (New York Shares)	1,896	50,415
North American Construction Group	1,200	10,680
North American Construction Group (New York Shares)	1,200	10,680
North West	2,700	62,140
Northland Power	4,546	72,259
Nutrien	1,892	88,862
Nutrien (New York Shares)	5,764	270,908
†NuVista Energy	9,000	26,897
†Obsidian Energy	20,800	7,770
OceanaGold	61,714	225,121
Onex	1,600	87,137
Open Text	4,198	136,855
Osisko Gold Royalties	5,200	45,593
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Osisko Gold Royalties (New York Shares)	2,306	$ 20,247
†Painted Pony Energy	8,554	9,336
Pan American Silver	11,419	166,701
Pan American Silver (New York Shares)	6,195	90,447
†Paramount Resources Class A	4,400	23,141
†Parex Resources	12,160	145,631
Park Lawn	600	10,135
Parkland Fuel	4,521	117,032
Pason Systems	3,862	51,740
Pembina Pipeline	1,748	51,869
Pembina Pipeline (New York Shares)	1,893	56,165
†Pengrowth Energy	23,764	10,444
Peyto Exploration & Development	14,495	75,172
†PHX Energy Services	2,800	4,840
Pizza Pizza Royalty	900	5,900
†Points International	700	6,972
Polaris Infrastructure	900	6,790
Pollard Banknote	800	12,042
†Precision Drilling	13,907	24,143
†Precision Drilling (New York Shares)	5,200	9,048
†Premier Gold Mines	11,196	13,204
Premium Brands Holdings	1,100	60,318
†Pretium Resources	2,371	20,094
Quarterhill	7,500	7,307
Quebecor Class B	4,400	92,628
Recipe Unlimited	1,200	23,003
Restaurant Brands International	969	50,622
Richelieu Hardware	3,600	59,833
Ritchie Bros Auctioneers	1,492	48,818
Rocky Mountain Dealerships	1,200	7,753
Rogers Communications Class B	500	25,623
Rogers Communications (New York Shares) Class B	1,100	56,386
Rogers Sugar	5,200	20,721
†Roxgold	25,200	14,952
Royal Bank of Canada	2,600	177,955
Royal Bank of Canada (New York Shares)	9,637	660,327
Russel Metals	7,540	117,806
†Sandstorm Gold	8,400	38,887
Saputo	3,200	91,861
Secure Energy Services	9,000	46,213
†SEMAFO	21,500	46,458

LVIP Dimensional International Core Equity Fund–12

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Seven Generations Energy Class A	21,796	$ 177,855
Shaw Communications Class B	9,172	165,922
ShawCor	5,185	62,970
†Shopify Class A	200	27,658
Sienna Senior Living	1,900	21,906
†Sierra Wireless	900	12,084
†Sierra Wireless (Nasdaq Stock Market)	507	6,809
Sleep Country Canada Holdings	1,300	19,016
SNC-Lavalin Group	2,189	73,629
†Spin Master	1,100	30,932
Sprott	5,700	10,730
†SSR Mining	5,462	66,015
†SSR Mining (New York Shares)	2,603	31,470
Stantec	2,500	54,772
Stantec (New York Shares)	2,136	46,693
†Stars Group	4,516	74,604
Stella-Jones	1,500	43,521
†STEP Energy Services	2,800	3,979
†Storm Resources	6,000	7,647
Stuart Olson	2,000	7,296
Sun Life Financial	2,300	76,302
Sun Life Financial (New York Shares)	5,990	198,808
Suncor Energy	13,192	368,452
Suncor Energy (New York Shares)	27,172	760,001
†SunOpta	4,163	16,111
Superior Plus	11,200	79,414
Surge Energy	21,900	23,581
†Tahoe Resources	7,972	29,022
†Tahoe Resources (New York Shares)	4,400	16,060
†Tamarack Valley Energy	22,160	38,308
†Taseko Mines	18,300	8,713
Teck Resources Class B	8,254	177,692
Teck Resources (New York Shares) Class B	20,681	445,469
†Teranga Gold	9,160	27,040
TFI International	5,800	149,971
Thomson Reuters	1,000	48,293
Thomson Reuters (New York Shares)	300	14,493
Tidewater Midstream and Infrastructure	18,184	17,316
Timbercreek Financial	2,065	13,235
TMX Group	1,918	99,370
TORC Oil & Gas	6,234	19,955
†Torex Gold Resources	1,500	14,273
Toromont Industries	1,400	55,643
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Toronto-Dominion Bank	7,400	$ 367,832
Toronto-Dominion Bank (New York Shares)	6,521	324,224
Torstar Class B	2,100	1,215
Total Energy Services	1,899	13,590
Tourmaline Oil	11,100	138,059
TransAlta	9,688	39,669
TransAlta (New York Shares)	11,388	46,919
TransAlta Renewables	4,464	33,908
TransCanada	1,676	59,833
Transcontinental Class A	7,600	107,442
TransGlobe Energy	13,800	25,675
†Trican Well Service	12,870	11,218
†Trisura Group	500	9,559
†Turquoise Hill Resources	33,041	54,455
Uni-Select	3,100	44,075
Valener	1,400	19,833
Vermilion Energy	3,928	82,749
Vermilion Energy (New York Shares)	3,529	74,356
Wajax	3,200	38,863
Waste Connections	600	44,550
†Wesdome Gold Mines	14,900	48,350
West Fraser Timber	3,400	167,958
Western Forest Products	44,500	61,606
WestJet Airlines	1,300	17,140
Westshore Terminals Investment	4,267	64,324
Wheaton Precious Metals	1,870	36,504
Wheaton Precious Metals (New York Shares)	5,200	101,556
Whitecap Resources	21,400	68,188
Winpak	2,195	76,774
WSP Global	444	19,081
Yamana Gold	59,084	138,924
†Yangarra Resources	11,300	21,686
ZCL Composites	2,300	10,597
		27,950,288
Chile–0.05%
Antofagasta	15,000	150,023
		150,023
Colombia–0.04%
Millicom International Cellular SDR	2,211	139,903
		139,903
Denmark–1.66%
†ALK-Abello Class A	462	68,316
Alm Brand	3,747	28,716
Ambu Class B	3,180	76,821

LVIP Dimensional International Core Equity Fund–13

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
AP Moller - Maersk Class A	50	$ 59,323
AP Moller - Maersk Class B	79	99,377
†Bang & Olufsen	1,372	18,823
†Bavarian Nordic	821	16,176
Brodrene Hartmann	211	8,202
Carlsberg Class B	1,750	186,163
Chr Hansen Holding	1,372	121,788
Coloplast Class B	547	50,880
Columbus	4,653	9,069
†D/S Norden	2,354	33,451
Danske Bank	6,956	138,093
Dfds	1,405	56,704
DSV	4,845	319,975
FLSmidth & Co.	1,938	87,413
†Genmab	647	106,380
GN Store Nord	8,046	301,475
H Lundbeck	2,308	101,582
†H+H International Class B	1,148	16,792
IC Group	491	2,755
ISS	8,662	242,508
Jeudan	76	11,051
Jyske Bank	4,167	150,865
Matas	3,162	28,184
†Nilfisk Holding	2,781	98,864
†NKT	979	13,390
NNIT	488	13,724
Novo Nordisk ADR	2,700	124,389
Novo Nordisk Class B	12,030	552,503
Novozymes Class B	4,468	199,641
Orsted	771	51,594
Pandora	5,812	237,274
Per Aarsleff Holding Class B	1,112	34,009
Ringkjoebing Landbobank	1,910	99,722
Rockwool International Class A	198	45,554
Rockwool International Class B	377	98,587
Royal Unibrew	3,696	255,368
RTX	767	19,096
Scandinavian Tobacco Group Class A	4,192	50,520
Schouw & Co.	806	60,210
SimCorp	1,742	119,468
Solar Class B	303	13,135
Spar Nord Bank	6,082	48,828
Sydbank	3,568	85,081
Topdanmark	2,824	131,793
Tryg	4,436	111,880
Vestas Wind Systems	6,238	472,208
†William Demant Holding	3,982	113,375
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
†Zealand Pharma	1,380	$ 17,513
		5,408,608
Finland–1.69%
Ahlstrom-Munksjo	2,126	29,523
Aktia Bank	2,558	26,407
Alma Media	1,259	7,991
†Amer Sports	6,620	291,035
†Asiakastieto Group	623	17,560
Aspo	1,168	10,652
Atria	742	5,582
Cargotec	2,053	63,001
†Caverion	638	3,729
†Citycon	19,495	36,066
Cramo	3,362	57,472
Elisa	4,071	168,618
Finnair	3,430	27,871
Fiskars	2,492	42,842
Fortum	12,107	265,014
F-Secure	2,413	6,387
Huhtamaki	6,263	193,799
Kemira	9,101	102,674
Kesko Class A	640	31,986
Kesko Class B	3,821	206,214
Kone Class B	2,104	100,448
Konecranes	3,463	104,989
Lassila & Tikanoja	2,818	48,278
Metsa Board	12,062	70,850
Metso	6,401	168,169
Neste	6,313	488,769
Nokia (London Stock Exchange)	76,701	445,258
Nordea Bank	31,820	267,867
Olvi Class A	1,276	45,855
Oriola Class B	10,932	24,799
Orion Class A	901	31,310
Orion Class B	4,538	157,872
Outokumpu	12,925	47,113
†Outotec	8,669	30,381
Ponsse	944	26,746
Poyry	1,376	16,408
Raisio Class V	7,392	19,861
Ramirent	4,940	30,848
Revenio Group	804	11,608
Sampo Class A	8,684	384,872
Sanoma	5,246	51,135
†Stockmann Class B	1,585	3,483
Stora Enso Class R	20,877	242,042
Tieto	2,711	73,218
Tikkurila	2,609	35,907
Tokmanni Group	5,246	43,156
UPM-Kymmene	17,553	444,333
Uponor	3,944	38,958
Vaisala Class A	1,389	26,259
Valmet	6,968	143,520

LVIP Dimensional International Core Equity Fund–14

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Finland (continued)
Wartsila	13,170	$ 210,232
YIT	10,352	60,607
		5,489,574
France–7.69%
Accor	3,660	155,639
Actia Group	1,052	4,067
Aeroports de Paris	497	94,245
†Air France-KLM	27,389	297,437
Air Liquide	3,661	454,607
Airbus	3,821	364,293
Akka Technologies	780	39,487
AKWEL	593	10,938
Albioma	2,560	55,468
Alstom	4,985	201,366
Alten	2,137	178,173
Altran Technologies	10,359	83,256
Amundi	1,465	77,456
April	1,153	26,355
Arkema	5,224	448,471
Assystem	625	19,370
Atos	3,123	255,885
Aubay	366	11,800
AXA	22,440	484,298
Axway Software	477	6,788
Bastide le Confort Medical	242	7,180
Beneteau	1,847	24,290
Bigben Interactive	645	5,913
BioMerieux	1,939	127,897
BNP Paribas	14,895	672,669
Boiron	873	48,952
Bollore	21,949	87,999
Bonduelle SCA	924	30,024
†Bourbon	1,171	4,602
Bouygues	7,986	286,768
Bureau Veritas	8,465	172,494
Burelle	10	9,102
Capgemini	3,062	304,562
Carrefour	26,983	461,056
Casino Guichard Perrachon	2,697	112,312
†CGG	21,607	28,511
Chargeurs	777	14,954
Cie de Saint-Gobain	13,842	459,506
Cie des Alpes	539	15,254
Cie Generale des Etablissements Michelin	6,220	612,216
Cie Plastic Omnium	5,008	115,585
CNP Assurances	4,598	97,599
Coface	6,660	60,529
Creditricole	14,800	159,284
Danone	4,929	347,409
Dassault Aviation	6	8,318
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Dassault Systemes	1,117	$ 132,677
Derichebourg	4,013	18,367
Devoteam	605	57,228
Edenred	5,397	198,766
Eiffage	5,918	494,787
Electricite de France	18,049	285,659
Electricite de Strasbourg	55	6,150
Elior Group	5,976	89,420
Elis	11,423	190,441
Engie	24,215	347,919
Eramet	660	45,546
†Erytech Pharma	867	6,185
EssilorLuxottica	2,705	342,880
Esso SA Francaise	184	6,801
†Etablissements Maurel et Prom	5,157	19,069
Euronext	2,937	169,223
Europcar Mobility Group	8,623	77,686
Eutelsat Communications	17,127	337,422
Exel Industries Class A	95	7,402
Faurecia	5,221	196,995
†Fnac Darty	1,176	76,908
Gaztransport Et Technigaz	1,077	82,821
Getlink	5,663	76,096
GL Events	866	17,086
Groupe Crit	390	23,667
Groupe Open	435	9,874
Guerbet	783	47,151
Haulotte Group	610	6,171
Hermes International	204	113,334
†ID Logistics Group	130	17,129
Iliad	1,980	277,878
Imerys	2,184	104,958
Ingenico Group	3,462	196,390
Ipsen	679	87,854
IPSOS	2,079	48,914
Jacquet Metal Service	1,315	23,366
JCDecaux	1,807	50,768
Kaufman & Broad	1,781	68,131
Kering	436	204,252
Korian	3,114	110,829
Lagardere SCA	13,189	332,829
Le Belier	321	11,118
Lectra	2,401	50,012
Legrand	3,922	221,720
Linedata Services	218	7,868
LISI	2,070	48,636
LNA Sante	292	14,568
L'Oreal	1,217	278,479
LVMH Moet Hennessy Louis Vuitton	2,909	851,685
Maisons du Monde	2,540	48,633

LVIP Dimensional International Core Equity Fund–15

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Maisons France Confort	195	$ 7,161
Manitou BF	943	24,170
Manutan International	120	8,675
Mersen	822	22,078
Metropole Television	1,918	30,854
Natixis	24,220	114,233
Neopost	2,076	56,671
Nexans	1,500	41,828
Nexity	3,052	137,794
Oeneo	3,149	31,478
Orange	47,243	765,609
Orange ADR	1,900	30,761
Orpea	1,465	149,633
Pernod Ricard	542	88,953
Peugeot	32,370	690,381
†Pierre & Vacances	210	3,850
Plastivaloire	1,424	14,498
Publicis Groupe	7,633	435,513
Rallye	1,545	15,948
†Recylex	1,894	12,128
Remy Cointreau	357	40,474
Renault	5,120	318,941
Rexel	18,390	195,892
Robertet	45	27,120
Rothschild & Co.	2,248	79,451
Rubis SCA	3,404	183,046
Safran	1,748	209,646
Sanofi	6,954	603,258
Sartorius Stedim Biotech	594	59,471
Savencia	292	18,668
Schneider Electric	5,599	379,787
SCOR	6,725	302,331
SEB	1,269	164,005
Societe BIC	1,971	201,347
Societe Generale	10,189	323,038
Societe pour l'Informatique Industrielle	665	15,749
Sodexo	2,048	210,033
†SOITEC	441	25,522
†Solocal Group	24,875	14,349
Somfy	487	35,035
Sopra Steria Group	904	83,516
SPIE	4,989	66,236
†Ste Industrielle d'Aviation Latecoere	4,124	13,110
Stef	359	31,672
STMicroelectronics	11,773	166,866
STMicroelectronics (New York Shares)	1,700	23,596
Suez	9,314	123,043
Synergie	615	17,228
Tarkett	4,378	87,854
†Technicolor	9,951	10,875
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Teleperformance	2,918	$ 466,792
Television Francaise 1	5,220	42,335
†Tessi	54	7,177
Thales	1,927	225,184
Thermador Groupe	282	14,349
TOTAL	31,020	1,636,153
TOTAL ADR	4,876	254,430
Trigano	575	53,113
†Ubisoft Entertainment	6,574	529,614
Valeo	3,904	113,862
†Vallourec	20,867	38,875
Veolia Environnement	4,892	100,184
Vetoquinol	184	10,700
Vicat	1,228	58,331
Vilmorin & Cie	435	28,156
Vinci	4,905	403,348
Vivendi	8,579	207,932
†Worldline	650	31,433
		25,019,475
Germany–7.14%
1&1 Drillisch	2,151	109,854
Aareal Bank	3,414	105,414
adidas	1,220	254,966
ADO Properties	1,211	63,003
†ADVA Optical Networking	2,754	19,787
†AIXTRON	2,094	20,300
All for One Steeb	186	10,262
Allgeier	430	12,373
Allianz	4,921	988,900
Amadeus Fire	302	28,245
Aurubis	2,066	102,375
Axel Springer	2,206	124,984
BASF	19,118	1,331,637
Basler	48	6,832
Bauer	962	13,263
Bayer	7,581	527,249
†Bayer ADR	980	17,219
Bayerische Motoren Werke	9,036	732,866
BayWa	899	21,260
Bechtle	811	63,173
Beiersdorf	507	52,881
Bertrandt	580	45,631
bet-at-home.com	209	10,948
Bilfinger	1,719	50,195
Borussia Dortmund & Co.	8,109	74,327
Brenntag	8,908	388,827
CANCOM	1,820	59,731
Carl Zeiss Meditec Class B	120	9,364
CECONOMY	5,079	18,307
CENIT	409	6,242

LVIP Dimensional International Core Equity Fund–16

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
CENTROTEC Sustainable	677	$ 8,867
Cewe Stiftung & Co.	635	45,189
comdirect bank	823	9,656
†Commerzbank	40,837	271,161
CompuGroup Medical	1,389	64,109
Continental	2,278	317,179
Corestate Capital Holding	853	29,531
Covestro	2,731	135,251
CropEnergies	1,890	9,755
CTS Eventim & Co.	2,438	91,044
Daimler	22,269	1,173,908
Deutsche Bank	39,833	317,675
Deutsche Bank (New York Shares)	8,180	66,667
Deutsche Boerse	2,951	352,808
Deutsche Lufthansa	13,159	297,177
Deutsche Pfandbriefbank	9,475	94,742
Deutsche Post	9,443	257,881
Deutsche Telekom	78,677	1,337,251
Deutsche Telekom ADR	4,300	73,014
Deutsche Wohnen	6,765	309,166
Deutz	14,839	87,416
DIC Asset	1,727	17,998
Diebold Nixdorf	590	38,734
Dr Hoenle	138	6,888
Draegerwerk & Co.	124	5,853
Duerr	3,312	116,646
E.ON	48,150	475,304
Eckert & Ziegler	210	14,920
†EDAG Engineering Group	532	9,702
Elmos Semiconductor	625	13,865
ElringKlinger	2,669	20,826
Energiekontor	647	9,896
Evonik Industries	6,459	161,224
†Evotec	5,346	106,027
Fielmann	1,134	70,225
First Sensor	589	14,395
Francotyp-Postalia Holding Class A	3,861	13,271
Fraport Frankfurt Airport Services Worldwide	1,647	117,873
Freenet	12,360	240,450
Fresenius & Co.	3,519	170,088
Fresenius Medical Care & Co.	7,812	506,383
FUCHS PETROLUB	1,252	50,284
GEA Group	6,567	169,072
Gerresheimer	2,231	146,601
†Gerry Weber International	1,052	2,748
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Gesco	598	$ 14,936
GFT Technologies	1,564	11,952
Grand City Properties	5,470	118,890
H&R & Co.	1,285	8,999
Hamburger Hafen und Logistik	2,777	55,061
Hannover Rueck	1,346	181,401
Hapag-Lloyd	1,517	38,955
HeidelbergCement	3,364	206,206
†Heidelberger Druckmaschinen	22,239	40,232
Hella & Co.	4,241	169,853
Henkel & Co.	473	46,554
HOCHTIEF	474	64,014
†HolidayCheck Group	3,631	11,025
Hornbach Baumarkt	449	8,766
Hornbach Holding & Co.	103	4,862
HUGO BOSS	2,986	184,070
Indus Holding	1,375	61,547
Infineon Technologies	18,959	379,591
†Innogy	2,901	123,380
Isra Vision	465	12,913
Jenoptik	1,073	27,978
K+S	12,746	230,496
KION Group	5,935	301,817
Kloeckner & Co.	4,304	29,710
Koenig & Bauer	782	32,809
Krones	579	44,618
KWS Saat	39	11,576
LANXESS	5,727	263,307
LEG Immobilien	1,920	200,313
Leifheit	726	14,899
Leoni	1,918	67,062
MAN	787	81,194
†Manz	413	9,847
Merck	2,142	220,481
METRO	19,411	298,679
MLP	5,144	25,932
MTU Aero Engines	1,934	351,218
Muenchener Rueckversicherungs-Gesellschaft in Muenchen Class R	2,015	439,469
Nemetschek	752	82,729
†Nordex	5,598	48,607
Norma Group	2,584	128,104
OHB	563	20,048
OSRAM Licht	3,385	147,310
Paragon & Co.	108	2,169
PATRIZIA Immobilien	2,227	42,553
Pfeiffer Vacuum Technology	537	67,017
PNE	7,182	19,999
Porsche Automobil Holding	3,828	225,133
ProSiebenSat.1 Media	17,596	313,096

LVIP Dimensional International Core Equity Fund–17

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Puma	75	$ 36,693
†QIAGEN	3,299	112,729
QSC	11,002	15,984
Rational	114	64,781
Rheinmetall	3,417	303,015
RHOEN-KLINIKUM	858	21,686
RIB Software	1,099	14,982
RWE	19,324	420,874
†S&T	737	13,340
SAF-Holland	3,803	48,808
Salzgitter	2,299	67,092
SAP	2,330	231,252
Sartorius	1,144	142,379
Scout24	2,351	107,864
SHW	537	12,145
Siemens	6,498	725,187
Siltronic	896	74,549
Sixt	1,046	83,543
Sixt Leasing	985	12,888
SMA Solar Technology	506	9,591
Software	1,442	52,093
Stabilus	1,248	78,491
STRATEC Biomedical	196	11,256
Stroeer & Co.	2,308	111,864
Suedzucker	4,143	53,693
†SUESS MicroTec	815	8,221
Surteco Group	396	10,118
Symrise	2,556	189,382
TAG Immobilien	5,096	116,070
Takkt	1,454	22,766
†Talanx	2,814	96,095
Technotrans	604	17,047
†Tele Columbus	2,040	6,730
Telefonica Deutschland Holding	18,736	73,743
thyssenkrupp	5,332	91,593
TLG Immobilien	2,739	75,776
†Tom Tailor Holding	3,269	8,240
Uniper	6,544	168,806
United Internet	4,040	176,825
VERBIO Vereinigte BioEnergie	2,083	15,976
Volkswagen	934	149,416
Vonovia	1,583	71,360
Vossloh	415	20,184
Wacker Chemie	1,166	105,981
Wacker Neuson	967	18,267
Washtec	578	40,001
Wirecard	1,481	223,264
Wuestenrot & Wuerttembergische	1,974	36,310
XING	119	32,425
†Zalando	276	7,131
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Zeal Network	1,232	$ 29,360
		23,248,378
■Hong Kong–2.90%
Agritrade Resources	340,000	58,617
AIA Group	106,000	880,522
Allied Properties	148,000	32,151
†Applied Development Holdings	125,000	7,902
APT Satellite Holdings	27,500	10,887
Asia Satellite Telecommunications Holdings	6,500	4,375
ASM Pacific Technology	16,300	157,363
Bank of East Asia	26,996	85,619
BOC Aviation	16,200	119,536
BOC Hong Kong Holdings	31,000	115,063
Bright Smart Securities & Commodities Group	48,000	9,314
=†Brightoil Petroleum Holdings	123,000	23,562
†Burwill Holdings	208,000	3,783
Cafe de Coral Holdings	24,000	58,120
Cathay Pacific Airways	22,000	31,306
Century City International Holdings	124,000	11,283
CGN Mining	155,000	4,753
China Display Optoelectronics Technology Holdings	192,000	12,265
China Everbright Greentech	37,000	26,314
China Flavors & Fragrances	38,000	13,151
China Goldjoy Group	188,000	11,487
†China Shandong Hi-Speed Financial Group	432,000	17,398
Chinese Estates Holdings	17,000	18,438
Chong Hing Bank	21,000	35,421
Chow Sang Sang Holdings International	15,000	22,295
Chow Tai Fook Jewellery Group	32,000	26,640
Chuang's Consortium International	88,000	17,405
CITIC Telecom International Holdings	159,000	55,798
CK Asset Holdings	34,680	253,739
CK Hutchison Holdings	22,180	212,888
CK Infrastructure Holdings	17,000	128,651

LVIP Dimensional International Core Equity Fund–18

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
CK Life Sciences International Holdings	84,000	$ 3,930
CLP Holdings	8,000	90,407
CNQC International Holdings	42,500	9,390
Cowell e Holdings	68,000	8,091
CSI Properties	280,000	11,068
Dah Sing Banking Group	19,600	34,601
Dah Sing Financial Holdings	8,800	43,508
Eagle Nice International Holdings	4,000	1,429
Emperor International Holdings	44,000	10,370
†Esprit Holdings	109,700	21,910
Fairwood Holdings	6,000	20,096
Far East Consortium International	64,000	27,605
†FIH Mobile	173,000	18,145
First Pacific	172,000	66,622
†First Shanghai Investments	16,000	897
Galaxy Entertainment Group	21,000	132,650
Get Nice Holdings	192,000	6,138
Giordano International	126,000	59,441
†Global Brands Group Holding	358,000	16,219
†Gold-Finance Holdings	80,000	4,348
Goodbaby International Holdings	98,000	30,782
Guoco Group	4,000	50,892
Guotai Junan International Holdings	144,000	23,154
Haitong International Securities Group	127,984	40,135
Hang Lung Group	33,000	84,139
Hang Lung Properties	38,000	72,228
Hang Seng Bank	10,700	239,693
Hanison Construction Holdings	16,639	2,975
Henderson Land Development	24,011	119,504
HK Electric Investments	36,500	36,788
HKBN	29,000	43,965
HKR International	50,160	23,628
HKT Trust	151,000	217,520
Hong Kong & China Gas	27,346	56,498
Hong Kong Exchanges & Clearing	8,541	246,908
†Hong Kong Finance Investment Holding Group	158,000	19,415
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Hong Kong International Construction Investment Management Group	50,000	$ 15,358
Hongkong & Shanghai Hotels	42,500	60,225
Hopewell Holdings	31,500	138,520
Hutchison Telecommunications Hong Kong Holdings	130,000	48,578
Hysan Development	13,000	61,820
†I-CABLE Communications	16,026	241
IGG	53,000	72,682
IT	50,000	26,294
ITC Properties Group	31,000	8,488
Jacobson Pharma	86,000	19,035
Johnson Electric Holdings	29,500	60,171
Kerry Logistics Network	28,500	42,346
Kerry Properties	27,000	92,153
Kingston Financial Group	186,000	44,246
Kowloon Development	35,000	36,826
Lai Sun Development	8,400	13,728
Lai Sun Garment International	14,200	19,948
†Landing International Development	34,800	10,949
Li & Fung	392,000	61,851
Lifestyle International Holdings	28,500	43,205
Liu Chong Hing Investment	10,000	15,517
L'Occitane International	27,750	50,502
Luk Fook Holdings International	22,000	62,782
Macau Legend Development	150,000	26,026
Man Wah Holdings	114,400	45,914
Mega Expo Holdings	50,000	22,700
Melco International Development	53,000	107,473
Melco Resorts & Entertainment ADR	600	10,572
Microport Scientific	31,000	30,530
Midland Holdings	52,000	9,978
Miramar Hotel & Investment	10,000	19,458
†Mongolian Mining	355,000	7,191
MTR	18,000	94,731
NagaCorp	106,000	113,887
Nameson Holdings	38,000	3,159
Nanfang Communication Holdings	20,000	14,150

LVIP Dimensional International Core Equity Fund–19

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
New World Development	140,077	$ 185,009
†NewOcean Energy Holdings	62,000	20,269
NWS Holdings	48,058	98,681
†OCI International Holdings	24,000	4,812
=†Pacific Andes International Holdings	338,000	1,182
Pacific Basin Shipping	247,000	47,056
Pacific Textiles Holdings	82,000	72,874
PC Partner Group	28,000	6,227
PCCW	346,000	199,234
Pico Far East Holdings	58,000	20,962
Playmates Holdings	60,000	7,816
Polytec Asset Holdings	88,500	7,649
Power Assets Holdings	10,500	72,948
PRADA	8,600	28,376
Public Financial Holdings	24,000	9,857
†Realord Group Holdings	26,000	16,701
Regal Hotels International Holdings	18,000	12,041
Regina Miracle International Holdings	29,000	22,482
Sa International Holdings	56,000	21,152
†Samsonite International	90,900	258,231
Shangri-La Asia	52,000	76,766
Shenwan Hongyuan	20,000	4,228
Singamas Container Holdings	72,000	9,605
Sino Land	90,851	155,653
SITC International Holdings	132,000	124,421
Sitoy Group Holdings	26,000	6,021
SmarTone Telecommunications Holdings	33,500	37,149
Soundwill Holdings	5,000	6,880
Stella International Holdings	14,000	16,524
Sun Hung Kai & Co.	29,000	13,703
Sun Hung Kai Properties	21,500	306,840
SUNeVision Holdings	22,000	13,054
Swire Pacific Class A	13,500	142,533
Swire Pacific Class B	22,500	37,608
Swire Properties	12,800	44,975
Tao Heung Holdings	2,000	335
Techtronic Industries	21,000	111,440
Television Broadcasts	19,200	36,357
Texwinca Holdings	36,000	11,800
TK Group Holdings	26,000	14,084
†TOM Group	44,000	10,775
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
=†Town Health International Medical Group	100,000	$ 8,812
Tradelink Electronic Commerce	74,000	10,965
Transport International Holdings	13,600	37,537
Tsui Wah Holdings	20,000	1,861
United Laboratories International Holdings	36,000	19,067
Value Partners Group	100,000	69,435
Victory City International Holdings	87,604	1,151
Vitasoy International Holdings	20,000	76,133
VPower Group International Holdings	11,000	4,574
VSTECS Holdings	32,000	15,508
VTech Holdings	16,800	139,345
WH Group	313,000	240,399
Wharf Holdings	30,000	78,213
Wharf Real Estate Investment	13,000	77,752
Wheelock & Co.	24,000	137,399
Wing On Co. International	3,000	9,656
Wing Tai Properties	16,000	11,012
Xinyi Glass Holdings	140,000	154,651
Yue Yuen Industrial Holdings	52,000	166,467
		9,426,616
Ireland–0.74%
AIB Group	19,845	83,681
Bank of Ireland Group	40,459	225,022
C&C Group	21,795	68,048
CRH	865	22,911
CRH ADR	16,096	424,130
Glanbia	6,515	117,909
Glanbia (London Stock Exchange)	12,152	228,204
Irish Continental Group	10,418	50,730
James Hardie Industries CDI	7,448	81,144
Kerry Group Class A	1,119	110,806
Kingspan Group	7,952	340,882
Paddy Power Betfair	2,939	241,271
Paddy Power Betfair (London Stock Exchange)	642	52,436
†Permanent TSB Group Holdings	929	1,612
Smurfit Kappa Group	13,172	350,475
UDG Healthcare	2,468	18,780
		2,418,041

LVIP Dimensional International Core Equity Fund–20

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel–0.68%
†Africa Israel Properties	560	$ 12,525
†Airport City	2,584	31,763
Alrov Properties and Lodgings	323	9,773
Amot Investments	5,068	24,567
†Arko Holdings	22,824	10,711
Ashtrom Group	3,232	14,766
Ashtrom Properties	3,364	13,808
Azrieli Group	384	18,371
Bank Hapoalim	28,809	182,192
Bank Leumi Le-Israel	49,700	300,437
Bayside Land	27	11,499
Bezeq The Israeli Telecommunication	33,254	32,450
Big Shopping Centers	149	8,351
Blue Square Real Estate	300	9,566
†Brack Capital Properties	39	3,726
†Cellcom Israel	2,790	16,482
†Clal Insurance Enterprises Holdings	812	11,424
Danel Adir Yeoshua	234	11,409
Delek Automotive Systems	3,464	13,641
Delek Group	320	45,969
Delta Galil Industries	368	9,095
Dexia Israel Bank	75	13,632
Direct Insurance Financial Investments	1,870	21,018
†El Al Israel Airlines	17,349	5,488
Elbit Systems	270	30,993
Elbit Systems (New York Shares)	192	21,892
Electra	116	27,789
Electra Consumer Products 1970	515	5,844
First International Bank Of Israel	2,222	46,643
Formula Systems 1985	762	28,218
Fox Wizel	1,055	23,950
†Gilat Satellite Networks	1,455	13,465
Hadera Paper	295	20,849
Harel Insurance Investments & Financial Services	9,588	62,927
Hilan	812	19,083
IDI Insurance	189	9,677
†Industrial Buildings	8,736	12,146
Inrom Construction Industries	2,596	7,564
Israel Chemicals	14,445	82,135
Israel Discount Bank Class A	13,543	41,789
†Jerusalem Oil Exploration	737	41,554
†Kamada	634	3,174
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
†Kerur Holdings	403	$ 9,936
Magic Software Enterprises	1,300	9,919
Malam - Team	207	18,774
Matrix IT	1,514	16,738
Maytronics	4,037	23,076
Mega Or Holdings	1,052	11,029
Melisron	701	29,259
Menora Mivtachim Holdings	2,003	21,279
Migdal Insurance & Financial Holding	29,788	25,346
Mizrahi Tefahot Bank	4,998	84,413
†Naphtha Israel Petroleum	2,641	16,863
†Neto ME Holdings	91	7,688
†Nice	211	22,860
†Nice ADR	489	52,915
†Nova Measuring Instruments	1,159	26,192
Oil Refineries	137,060	65,450
†Partner Communications	7,166	35,069
Paz Oil	555	83,707
Phoenix Holdings	7,112	36,103
Plasson Industries	216	9,465
Rami Levy Chain Stores Hashikma Marketing 2006	226	11,632
Scope Metals Group	396	9,786
Shapir Engineering and Industry	3,168	9,749
†Shikun & Binui	16,387	27,791
Shufersal	5,699	37,463
Strauss Group	1,682	38,194
Summit Real Estate Holdings	1,759	14,488
Tadiran Holdings	507	10,814
†Teva Pharmaceutical Industries ADR	4,921	75,882
†Tower Semiconductor	3,782	55,747
		2,229,982
Italy–2.57%
A2A	95,280	171,835
ACEA	3,282	45,125
Amplifon	3,138	50,666
Aquafil	1,318	13,559
†Arnoldo Mondadori Editore	9,603	18,833
Ascopiave	4,301	15,342
Assicurazioni Generali	24,232	405,013
Atlantia	6,785	140,416
Autogrill	10,024	84,570
Avio	1,339	17,121

LVIP Dimensional International Core Equity Fund–21

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
Azimut Holding	9,353	$ 102,430
†Banca Carige	7,846	14
Banca Farmafactoring	6,455	33,584
Banca Generali	2,086	43,366
Banca IFIS	815	14,452
Banca Mediolanum	6,923	40,366
†Banca Monte dei Paschi di Siena	3,450	5,916
Banca Popolare di Sondrio	26,099	78,690
†Banco BPM	95,120	213,995
Banco di Desio e della Brianza	4,685	9,286
BE	10,569	10,668
Biesse	435	8,569
BPER Banca	30,108	115,963
Brembo	10,246	104,569
Brunello Cucinelli	1,247	43,028
Buzzi Unicem	2,778	47,916
Cairo Communication	10,980	43,179
Cementir Holding	2,477	14,617
Cerved Group	5,416	44,537
CIR-Compagnie Industriali Riunite	21,107	22,542
CNH Industrial	14,972	135,276
Credito Emiliano	4,840	27,889
†Credito Valtellinese	477,622	40,157
Danieli & C Officine Meccaniche	833	14,564
Datalogic	1,125	26,354
Davide Campari-Milano	11,156	94,473
De' Longhi	2,087	52,870
DiaSorin	872	70,790
Enav	7,305	35,555
Enel	138,122	800,727
Eni	48,135	760,398
ERG	2,382	45,086
Esprinet	1,533	6,223
Falck Renewables	13,966	37,543
Ferrari	2,515	250,253
Fila	1,179	18,236
†Fincantieri	11,573	12,253
FinecoBank Banca Fineco	13,075	131,553
FNM	22,397	12,748
Geox	789	1,061
Gruppo MutuiOnline	1,221	22,188
Hera	47,402	144,613
IMA Industria Macchine Automatiche	662	41,327
†IMMSI	4,790	2,214
Interpump Group	2,344	69,928
Intesa Sanpaolo	191,203	425,737
Iren	23,325	56,017
Italgas	18,912	108,451
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
Italmobiliare	714	$ 15,036
†Juventus Football Club	25,405	31,045
Leonardo	13,948	122,885
Maire Tecnimont	9,843	36,295
MARR	1,059	24,969
Massimo Zanetti Beverage Group	2,053	13,525
†Mediaset	31,335	98,681
Mediobanca Banca di Credito Finanziario	28,003	236,946
Moncler	4,689	156,039
†Mondo TV	3,293	4,517
†OVS	2,123	2,666
Piaggio & C	13,390	28,104
Poste Italiane	24,360	195,335
Prima Industrie	237	4,676
Prysmian	2,156	41,949
RAI Way	4,043	20,081
Recordati	1,750	60,603
Reno de Medici	19,356	13,802
Reply	484	24,478
†Rizzoli Corriere Della Sera Mediagroup	17,359	22,918
Sabaf	510	8,715
SAES Getters	855	17,784
†Safilo Group	2,772	2,223
†Saipem	42,115	157,821
Salini Impregilo	8,251	13,410
Salvatore Ferragamo	1,717	34,756
Saras	40,141	77,882
Servizi Italia	1,444	5,186
Sesa	667	17,760
Snam	11,027	48,280
Societa Cattolica di Assicurazioni SC	8,112	65,993
Societa Iniziative Autostradali e Servizi	4,013	55,567
SOL	1,200	14,959
Technogym	3,868	41,499
†Telecom Italia	516,800	286,105
†Telecom Italia ADR	6,900	38,295
Terna Rete Elettrica Nazionale	34,565	196,299
Tod's	380	17,990
UniCredit	24,338	275,674
†Unieuro	1,596	17,743
Unione di Banche Italiane	64,982	188,621
Unipol Gruppo	24,457	98,629
UnipolSai Assicurazioni	43,859	99,302
Zignago Vetro	1,349	13,138
		8,352,832
Japan–23.75%
77 Bank	3,300	57,040

LVIP Dimensional International Core Equity Fund–22

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
A&D	2,600	$ 15,519
ABC-Mart	500	27,689
Achilles	800	13,447
Adastria	1,600	26,955
ADEKA	4,300	62,163
Adtec Plasma Technology	1,800	12,800
Advan	1,200	10,032
Advantest	2,100	42,967
Aeon	12,600	246,280
Aeon Delight	900	30,028
Aeon Fantasy	1,000	24,621
AEON Financial Service	3,800	67,415
Aeon Hokkaido	2,300	16,408
Aeon Mall	3,000	47,795
Aeria	1,700	7,324
AGC	8,900	276,638
Ahresty	1,900	10,739
Ai Holdings	1,200	21,182
Aica Kogyo	1,900	63,533
Aichi	3,200	16,989
Aichi Bank	600	20,665
Aichi Steel	400	12,503
Aichi Tokei Denki	500	17,558
Aida Engineering	1,500	9,823
†Aiful	15,600	36,869
Ain Holdings	1,500	107,542
Air Water	9,700	146,191
Aisan Industry	2,000	13,436
Aisin Seiki	7,300	250,944
Ajinomoto	13,400	238,106
Ajis	700	17,866
Akatsuki	400	18,366
†Akebono Brake Industry	7,100	11,778
Akita Bank	900	17,843
Albis	600	13,146
Alconix	1,500	14,826
Alfresa Holdings	2,400	61,175
Alinco	2,100	18,336
Alpen	600	9,186
=Alpine Electronics	1,800	23,842
Alps Electric	13,800	267,587
Altech	500	7,603
Amada Holdings	12,500	112,211
Amano	2,700	52,092
Amiyaki Tei	300	10,110
Amuse	600	12,786
ANA Holdings	1,000	35,899
Anest Iwata	1,300	11,685
Anicom Holdings	1,100	36,420
AOKI Holdings	1,900	22,255
Aomori Bank	1,100	27,806
Aoyama Trading	2,200	52,765
Aozora Bank	2,000	59,610
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Arakawa Chemical Industries	1,000	$ 11,904
Arata	800	31,795
Arcland Sakamoto	1,600	19,665
Arcland Service Holdings	500	9,790
Arcs	1,600	35,630
Arealink	700	7,467
Ariake Japan	300	19,461
Artnature	400	2,344
ArtSpark Holdings	1,600	11,164
Asahi	1,900	23,767
Asahi Diamond Industrial	1,800	9,981
Asahi Group Holdings	2,900	112,386
Asahi Holdings	3,300	67,522
Asahi Intecc	2,800	118,455
Asahi Kasei	22,000	225,794
ASAHI YUKIZAI	1,500	19,817
Asante	800	14,592
Asanuma	500	12,429
Asia Pile Holdings	1,700	9,818
Asics	4,800	60,963
ASKA Pharmaceutical	2,200	22,110
Astellas Pharma	12,700	162,263
Asukanet	1,500	17,323
Ateam	900	11,850
Atom	4,300	37,051
†Atrae	1,000	21,410
Autobacs Seven	1,800	29,834
Avex	2,600	32,931
Awa Bank	3,000	78,532
Axial Retailing	1,200	39,856
Azbil	2,400	47,433
Bandai Namco Holdings	2,700	121,228
Bando Chemical Industries	1,500	14,177
Bank of Iwate	900	28,913
Bank of Kochi	500	3,439
Bank of Kyoto	2,400	98,628
Bank of Nagoya	700	21,008
Bank of Okinawa	1,180	34,028
Bank of Saga	700	11,214
Bank of the Ryukyus	1,800	18,583
Bank of Toyama	500	14,602
Baroque Japan	4,000	33,560
BayCurrent Consulting	1,000	20,858
Beenos	600	6,763
Belc	900	42,216
Bell System24 Holdings	1,900	22,300
Belluna	2,000	18,226
Benefit One	1,800	55,391
Benesse Holdings	1,200	30,526
Bic Camera	5,500	69,736
BML	1,000	25,685

LVIP Dimensional International Core Equity Fund–23

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Bourbon	500	$ 8,599
Bridgestone	12,200	468,063
Broadleaf	3,800	18,389
Bronco Billy	900	22,265
Brother Industries	11,500	170,215
Bunka Shutter	2,900	18,845
C Uyemura & Co.	300	17,267
Calbee	1,700	53,098
Can Do	500	7,298
Canon	10,400	286,163
Canon Electronics	500	8,705
Canon Marketing Japan	1,600	28,517
Capcom	2,600	51,552
Carlit Holdings	2,400	15,677
Casio Computer	5,600	66,395
Cawachi	1,700	28,005
Central Glass	1,800	35,473
Central Japan Railway	500	105,494
Central Sports	600	19,127
Chiba Bank	15,400	85,785
Chiba Kogyo Bank	4,900	16,188
Chilled & Frozen Logistics Holdings	700	7,707
Chiyoda Integre	500	8,960
Chubu Electric Power	4,500	63,942
Chubu Shiryo	900	10,064
Chuetsu Pulp & Paper	800	10,024
Chugai Pharmaceutical	500	29,000
Chugai Ro	300	5,629
Chugoku Bank	8,100	67,901
Chugoku Electric Power	5,300	68,877
Chugoku Marine Paints	4,600	37,992
Chukyo Bank	700	13,601
CI Takiron	4,000	21,189
Ci:z Holdings	1,100	58,827
Citizen Watch	19,000	93,571
CKD	2,700	22,844
CK-San-Etsu	100	1,985
Clarion	3,000	68,009
CMIC Holdings	800	12,546
CMK	2,400	13,390
Coca-Cola Bottlers Japan Holdings Class C	3,275	97,664
cocokara fine	600	29,226
Coco's Japan	700	14,213
COLOPL	1,900	13,031
Colowide	1,200	25,011
COMSYS Holdings	3,000	73,213
Comture	500	10,791
Concordia Financial Group	23,369	89,296
CONEXIO	1,700	21,297
COOKPAD	1,200	3,254
Cosel	1,100	9,293
Cosmo Energy Holdings	5,100	103,543
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Cosmos Pharmaceutical	300	$ 50,055
CRE	2,500	23,094
Create Restaurants Holdings	1,300	13,890
Create SD Holdings	1,300	31,178
Credit Saison	5,700	66,784
Cresco	800	21,145
CTI Engineering	400	5,657
CTS	2,700	15,765
CyberAgent	1,900	73,449
Dai Nippon Printing	5,200	108,545
Dai Nippon Toryo	2,000	17,722
Daibiru	3,600	35,581
Daicel	13,700	140,639
Dai-Dan	900	19,366
Daido Metal	3,800	26,902
Daido Steel	1,500	58,860
Daifuku	1,500	68,011
Daihatsu Diesel Manufacturing	2,100	13,667
Daihen	800	16,052
Daiho	1,000	32,165
Dai-Ichi Cutter Kogyo	1,200	19,726
Daiichi Jitsugyo	600	19,170
Daiichi Kigenso Kagaku-Kogyo	1,000	7,339
Dai-ichi Life Holdings	13,300	206,544
Daiichi Sankyo	900	28,787
Dai-ichi Seiko Class C	300	3,100
Daiichikosho	1,300	61,791
Daiken	800	14,462
Daiki Aluminium Industry	3,000	15,408
Daikin Industries	1,400	148,758
Daikoku Denki	900	12,282
Daikokutenbussan	800	29,833
Daikyonishikawa	4,000	39,119
Dainichiseika Color & Chemicals Manufacturing	600	14,795
Daio Paper	5,600	64,511
Daiseki	500	10,326
Daishi Hokuetsu Financial Group	2,050	56,859
Daito Pharmaceutical	600	16,310
Daito Trust Construction	800	109,523
Daiwa House Industry	13,600	433,819
Daiwa Securities Group	42,900	217,745
Daiwabo Holdings	1,000	46,284
Daiyu Lic Holdings	1,600	13,110
DCM Holdings	5,700	59,653
Dear Life	4,700	17,964
DeNA	3,700	61,715
Denka	5,500	154,802
Denso	4,200	185,924

LVIP Dimensional International Core Equity Fund–24

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Dentsu	3,600	$ 160,779
Denyo	900	11,006
Descente	1,100	18,025
Dexerials	2,900	21,256
DIC	4,600	140,729
Digital Arts	500	27,766
Digital Hearts Holdings	1,000	12,726
Dip	1,500	24,499
Disco	500	58,134
DKS	600	14,968
DMG Mori	5,400	60,651
Don Quijote Holdings	1,500	92,740
Doshisha	900	14,435
Doutor Nichires Holdings	1,900	34,696
Dowa Holdings	2,300	68,841
DTS	1,100	35,150
DyDo Group Holdings	400	20,916
Eagle Industry	2,500	28,954
Earth	600	27,570
East Japan Railway	1,300	114,803
Ebara	3,600	80,649
Ebara Foods Industry	800	15,198
Eco's	1,500	27,618
EDION	4,000	39,377
EF-ON	960	7,327
eGuarantee	2,400	21,408
E-Guardian	700	13,060
Ehime Bank	1,400	13,753
Eiken Chemical	1,600	35,001
Eisai	300	23,226
Eizo	200	7,384
Elecom	1,300	32,953
Electric Power Development	1,300	30,849
Elematec	100	1,758
EM Systems	2,300	21,332
Endo Lighting	1,600	10,318
en-japan	400	12,382
Enplas	400	9,924
EPS Holdings	2,100	31,982
eRex	2,300	11,712
ES-Con Japan	1,800	10,563
ESPEC	900	15,325
Exedy	2,000	48,853
Ezaki Glico	1,100	55,848
F@N Communications	2,300	11,216
FALCO HOLDINGS	900	12,218
FamilyMart UNY Holdings	1,100	138,440
FANUC	500	75,880
Fast Retailing	400	204,296
FCC	2,600	61,074
†FDK	1,200	10,139
Feed One	9,200	14,871
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Ferrotec Holdings	2,600	$ 18,591
FIDEA Holdings	7,000	8,522
Financial Products Group	3,100	31,660
First Bank of Toyama	3,100	10,910
First Brothers	1,700	18,948
Fixstars	1,500	13,380
FJ Next	1,500	12,189
Foster Electric	900	10,377
FP	1,000	61,198
France Bed Holdings	1,400	11,495
Freebit	2,500	16,738
Freund	1,800	13,323
F-Tech	1,100	9,144
Fudo Tetra	490	7,569
Fuji	3,100	23,033
Fuji Aichi	1,800	21,054
Fuji Ehime	600	10,198
Fuji Electric	3,000	88,357
Fuji Kyuko	1,000	29,434
Fuji Miyagi	700	12,684
Fuji Oil	6,500	17,411
Fuji Oil Holdings	1,700	54,269
Fuji Pharma	1,200	19,323
Fuji Seal International	2,700	95,169
Fuji Soft	1,000	37,872
Fujibo Holdings	300	6,766
Fujicco	600	13,032
FUJIFILM Holdings	2,200	85,282
Fujikura	24,000	95,139
Fujikura Kasei	1,700	9,249
Fujimori Kogyo	900	24,119
Fujisash	13,300	9,212
Fujita Kanko	400	10,143
Fujitec	1,500	16,099
Fujitsu	6,000	374,017
Fujitsu Frontech	700	6,783
Fujitsu General	3,600	46,275
Fukuda	400	14,759
Fukui Bank	1,800	25,925
Fukui Computer Holdings	500	6,280
Fukuoka Financial Group	3,200	64,875
†Fukushima Bank	1,600	5,792
Fukushima Industries	700	22,685
Fukuyama Transporting	1,400	53,948
FULLCAST Holdings	1,000	16,312
Funai Soken Holdings	1,800	26,867
Furukawa	1,900	21,670
Furukawa Battery	2,300	14,013
Furukawa Electric	5,600	139,761
Furuno Electric	2,500	26,307
Furusato Industries	500	7,360
Furyu	3,800	35,211

LVIP Dimensional International Core Equity Fund–25

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Fuso Chemical	1,200	$ 21,696
Fuso Pharmaceutical Industries	400	9,400
Futaba Industrial	7,100	35,495
Future	2,000	27,014
Fuyo General Lease	1,100	56,019
G-7 Holdings	800	16,139
Gakken Holdings	600	23,242
Gecoss	900	8,396
Genki Sushi	900	36,388
Geo Holdings	3,500	53,138
Geostr	1,400	5,357
Giken	800	25,150
GLOBERIDE	700	16,298
Glory	2,200	49,474
GMO Financial Holdings	2,700	13,955
GMO internet	2,700	36,026
GMO Payment Gateway	800	34,062
Godo Steel	1,200	17,524
Goldcrest	1,400	20,252
Goldwin	400	42,964
Gree	1,400	5,533
GS Yuasa	5,000	101,971
G-Tekt	1,700	22,660
GungHo Online Entertainment	9,800	17,936
Gunma Bank	13,900	57,834
†Gunosy	1,700	43,135
Gunze	1,100	41,505
Gurunavi	3,200	19,770
H2O Retailing	2,900	41,146
HABA Laboratories	400	26,158
Hachijuni Bank	15,400	62,899
Hagihara Industries	1,300	17,877
Hagiwara Electric Holdings	400	10,114
Hakudo	1,100	15,894
Hakuhodo DY Holdings	5,200	74,206
Hakuto	1,300	13,349
Halows	800	16,689
Hamakyorex	1,000	34,417
Hamamatsu Photonics	1,000	33,513
Hankyu Hanshin Holdings	3,800	126,341
Hanwa	1,400	35,967
Happinet	800	10,233
Harada Industry	1,800	12,089
Harima Chemicals Group	2,600	21,812
Harmonic Drive Systems	1,200	32,724
Haseko	18,700	195,819
Hazama Ando	15,000	99,038
Heiwa	1,100	22,394
Heiwa Real Estate	1,500	23,821
Heiwado	2,200	50,209
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Helios Techno Holding	2,500	$ 14,008
Hibino	1,000	19,616
Hibiya Engineering	900	15,147
Hiday Hidaka	720	14,297
Hikari Tsushin	300	46,892
HI-LEX	900	17,849
Hino Motors	8,000	75,332
Hioki EE	100	3,261
Hirakawa Hewtech	600	5,502
Hiramatsu	4,200	12,733
Hirata	700	31,141
Hirose Electric	1,005	98,323
Hiroshima Bank	11,300	59,694
HIS	1,900	69,082
Hisamitsu Pharmaceutical	400	22,081
Hitachi	23,900	633,595
Hitachi Capital	5,900	124,051
Hitachi Chemical	3,100	46,636
Hitachi Construction Machinery	4,300	100,625
Hitachi High-Technologies	1,500	46,972
Hitachi Metals	6,200	64,483
Hitachi Transport System	3,500	99,486
Hitachi Zosen	8,800	26,674
Hochiki	1,300	13,612
Hodogaya Chemical	400	7,306
Hogy Medical	800	22,990
Hokkaido Coca-Cola Bottling	200	6,371
Hokkaido Electric Power	9,500	65,639
Hokkan Holdings	800	12,698
Hokkoku Bank	1,300	41,314
Hokuetsu	9,600	43,594
Hokuetsu Industries	2,000	19,026
Hokuhoku Financial Group	6,600	74,026
†Hokuriku Electric Power	5,100	44,444
Hokuto	600	10,510
Honda Motor	18,400	484,749
Honda Motor ADR	4,400	116,380
Honda Tsushin Kogyo	2,400	10,472
H-One	800	7,149
Honeys Holdings	2,400	16,965
Honma Golf	17,500	20,147
Hoosiers Holdings	1,000	5,705
Horiba	2,600	105,972
Hoshizaki	200	12,136
Hosiden	3,100	20,292
Hosokawa Micron	600	22,737
House Foods Group	1,700	58,224
Hoya	2,100	126,630
Hulic	3,100	27,703

LVIP Dimensional International Core Equity Fund–26

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Hyakugo Bank	12,500	$ 44,236
Hyakujushi Bank	1,200	28,309
Ibiden	5,600	78,697
IBJ Leasing	1,900	41,791
Ichibanya	600	22,580
Ichigo	17,500	50,705
Ichiken	800	15,030
Ichikoh Industries	2,000	10,053
Ichinen Holdings	1,200	12,562
Ichiyoshi Securities	4,600	33,728
Idec	2,000	34,091
Idemitsu Kosan	7,500	243,950
IDOM	9,500	31,470
Ihara Science	1,200	17,843
IHI	5,100	140,462
Iida Group Holdings	3,500	60,624
Iino Kaiun Kaisha	5,000	18,139
IJT Technology Holdings	2,700	14,900
IMAGICA GROUP	4,200	19,191
Imasen Electric Industrial	600	5,313
Inaba Denki Sangyo	900	33,631
Inaba Seisakusho	1,800	20,440
Inabata & Co.	2,800	35,614
Inageya	600	7,724
I-Net	1,100	13,702
Infocom	400	14,527
Infomart	3,900	35,603
Information Services International-Dentsu	900	22,603
Innotech	4,500	38,699
Intage Holdings	2,000	16,275
Internet Initiative Japan	2,800	63,481
Inui Global Logistics	2,200	15,839
Iriso Electronics	1,300	48,014
Iseki & Co.	700	10,036
Isetan Mitsukoshi Holdings	6,200	68,502
†Ishihara Sangyo Kaisha	1,600	15,639
Istyle	4,000	29,783
Isuzu Motors	15,600	218,823
Ito En	800	35,790
ITOCHU	6,700	113,785
Itochu Enex	3,700	32,354
Itochu Techno-Solutions	3,500	67,776
Itochu-Shokuhin	300	12,982
Itoham Yonekyu Holdings	7,500	45,357
Itoki	1,700	9,218
IwaiCosmo Holdings	800	8,603
Iwatani	3,000	100,071
Iyo Bank	9,400	49,480
Izumi	800	37,212
J Front Retailing	10,400	119,035
J Trust	2,900	10,707
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
JAC Recruitment	1,300	$ 22,112
Jaccs	1,400	22,642
Jalux	300	6,964
Jamco	400	9,255
Janome Sewing Machine	1,000	4,194
Japan Airlines	1,800	63,794
Japan Airport Terminal	500	17,285
†Japan Asset Marketing	3,900	3,477
Japan Aviation Electronics Industry	4,000	46,032
Japan Cash Machine	2,400	20,707
†Japan Display	40,900	26,786
Japan Exchange Group	5,200	83,875
Japan Investment Adviser	700	19,686
Japan Lifeline	2,500	32,224
Japan Material	2,100	20,410
Japan Meat	800	12,328
Japan Medical Dynamic Marketing	1,400	13,961
Japan Post Holdings	21,100	243,621
Japan Property Management Center	1,500	11,624
Japan Pulp & Paper	400	15,283
Japan Securities Finance	4,300	21,566
Japan Steel Works	5,500	88,030
Japan Tobacco	7,400	175,832
Japan Transcity	3,000	11,918
Japan Wool Textile	2,700	20,330
JCU	1,200	15,222
Jeol	1,400	21,002
JFE Holdings	11,100	176,804
JGC	4,300	60,519
Jimoto Holdings	7,400	8,464
JINS	600	31,659
JK Holdings	1,500	7,761
J-Oil Mills	400	13,917
Joshin Denki	1,000	21,850
JSP	1,400	27,389
JSR	3,400	51,036
JTEKT	9,900	109,492
Juki	2,600	26,233
Juroku Bank	1,800	37,389
Justsystems	900	17,262
JVC Kenwood	16,000	34,524
JXTG Holdings	90,350	469,235
kabu.com Securities	7,000	24,029
†Kadokawa Dwango	2,300	24,103
Kadoya Sesame Mills	300	14,522
Kaga Electronics	1,700	30,355
Kagome	1,300	34,072
Kajima	14,500	194,780
Kakaku.com	2,700	47,760
Kaken Pharmaceutical	1,800	79,924

LVIP Dimensional International Core Equity Fund–27

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kakiyasu Honten	700	$ 14,723
Kameda Seika	300	13,516
Kamei	1,600	18,011
Kamigumi	5,100	104,340
Kanaden	1,100	11,580
Kanagawa Chuo Kotsu	400	13,866
Kanamoto	2,500	65,850
Kandenko	4,000	38,771
Kaneka	2,200	78,787
Kaneko Seeds	900	11,033
Kanematsu	6,800	82,352
Kanematsu Electronics	800	23,936
Kansai Electric Power	4,600	68,985
†Kansai Mirai Financial Group	3,022	21,484
Kansai Paint	2,000	38,415
Kansai Super Market	1,600	14,521
Kanto Denka Kogyo	4,200	30,399
Kao	2,500	185,044
Kasai Kogyo	2,600	19,378
Kato Sangyo	800	22,135
Kato Works	400	9,244
KAWADA TECHNOLOGIES	200	12,929
Kawai Musical Instruments Manufacturing	900	24,826
Kawasaki Heavy Industries	7,200	153,646
†Kawasaki Kisen Kaisha	2,800	34,339
KDDI	43,700	1,044,207
Keihan Holdings	3,300	134,464
Keihanshin Building	2,700	20,284
Keihin	3,600	60,242
Keikyu	4,300	70,268
Keio	1,000	58,193
Keisei Electric Railway	1,200	37,597
Keiyo	600	2,849
Keiyo Bank	5,500	35,191
Kenedix	6,500	27,881
Kenko Mayonnaise	500	8,842
Kewpie	5,500	122,471
Key Coffee	700	13,293
Keyence	600	303,267
KFC Holdings Japan	700	12,566
KH Neochem	500	10,518
Kikkoman	700	37,460
Kinden	3,700	59,908
†Kintetsu Department Store	700	22,089
Kintetsu Group Holdings	1,300	56,489
Kintetsu World Express	2,900	42,678
Kirin Holdings	6,200	129,280
Kirindo Holdings	500	5,725
Ki-Star Real Estate	600	8,825
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kitagawa	600	$ 12,342
Kita-Nippon Bank	400	8,139
Kitano Construction	300	8,996
Kitanotatsujin	3,800	12,815
Kito	2,000	27,392
Kitz	5,100	39,659
Kiyo Bank	4,100	57,985
†KLab	1,600	12,040
†KNT-CT Holdings	1,500	15,103
Koa	1,100	12,989
Koatsu Gas Kogyo	2,000	15,577
Kobayashi Pharmaceutical	300	20,345
Kobe Bussan	1,200	35,348
†Kobe Electric Railway	500	17,928
Kobe Steel	32,400	224,571
Kohnan Shoji	1,900	45,875
Koito Manufacturing	2,100	108,346
Kokuyo	2,500	36,516
Komatsu	22,600	485,672
Komatsu Wall Industry	700	12,353
KOMEDA Holdings	1,800	35,432
Komeri	1,900	40,867
Konaka	2,400	9,643
Konami Holdings	1,600	70,307
Kondotec	2,100	18,800
Konica Minolta	18,600	167,426
Konishi	1,200	18,001
Konoike Transport	1,600	23,265
Konoshima Chemical	1,400	7,540
Kose	600	94,247
Koshidaka Holdings	3,600	43,312
Kotobuki Spirits	1,000	38,623
†Kourakuen Holdings	500	11,954
Krosaki Harima	500	30,123
KRS	600	11,360
K's Holdings	8,100	79,729
Kubota	6,700	95,232
Kubota ADR	300	21,135
Kumagai Gumi	1,700	51,085
Kumiai Chemical Industry	4,770	28,036
Kura	200	9,927
Kurabo Industries	800	18,087
Kuraray	15,300	215,187
Kureha	700	38,849
Kurimoto	800	10,097
Kurita Water Industries	3,000	72,633
Kuriyama Holdings	1,400	9,359
Kusuri no Aoki Holdings	600	37,900
KYB	1,100	26,491
Kyodo Printing	400	8,939
Kyoei Steel	1,000	15,084
Kyokuto Kaihatsu Kogyo	1,200	15,355
Kyokuto Securities	1,000	10,665

LVIP Dimensional International Core Equity Fund–28

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kyokuyo	500	$ 13,111
KYORIN Holdings	3,200	69,902
Kyoritsu Maintenance	1,700	74,344
Kyoritsu Printing	3,400	6,015
Kyosan Electric Manufacturing	4,100	15,743
Kyowa Exeo	3,100	72,587
Kyudenko	1,500	56,847
Kyushu Electric Power	3,600	42,867
Kyushu Financial Group	11,800	44,536
Kyushu Railway	1,100	37,216
LAC	800	9,790
†Laox	4,600	10,220
Lasertec	2,400	61,284
Lawson	600	37,953
LEC	1,800	26,846
Leopalace21	13,100	51,940
Life	900	18,517
LIFULL	1,800	11,984
†LINE	1,300	44,399
Linical	1,000	11,763
Link And Motivation	1,400	10,743
Lintec	1,200	25,775
Lion	2,000	41,335
LIXIL Group	10,300	127,689
LIXIL VIVA	2,100	29,700
†M&A Capital Partners	200	6,887
M3	8,000	107,770
Mabuchi Motor	2,100	64,329
Macnica Fuji Electronics Holdings	2,900	35,535
Macromill	1,000	12,988
Maeda	4,000	37,352
Maeda Kosen	900	21,604
Maeda Road Construction	2,700	55,936
Makino Milling Machine	1,000	35,173
Makita	1,000	35,516
Mamezou Holdings	1,400	12,089
Mandom	600	16,348
Mani	700	26,420
Marubeni	22,100	155,065
Marubun	2,400	14,835
Marudai Food	1,600	25,207
Maruha Nichiro	2,200	73,926
Marui Group	5,300	102,714
Maruichi Steel Tube	1,500	47,055
Maruka Machinery	900	15,438
Marusan Securities	3,900	27,222
Maruwa	400	20,456
Maruwa Unyu Kikan	400	9,844
Maruzen Showa Unyu	400	10,051
Marvelous	2,500	17,868
Matsuda Sangyo	800	10,592
Matsui Construction	1,800	12,057
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Matsui Securities	2,800	$ 29,407
Matsumotokiyoshi Holdings	1,800	55,344
Matsuyafoods Holdings	200	6,595
Max	1,000	12,386
Maxell Holdings	3,000	39,565
Maxvalu Tokai	500	10,678
Mazda Motor	14,300	147,010
McDonald's Holdings	500	21,239
MCJ	5,000	30,182
Mebuki Financial Group	36,090	95,444
Medical System Network	4,100	13,820
Medipal Holdings	3,200	68,461
Megachips	1,800	38,047
Megmilk Snow Brand	3,500	90,607
Meidensha	2,200	27,675
MEIJI Holdings	2,600	211,893
Meiko Electronics	1,200	19,305
Meiko Network Japan	1,900	15,539
Meisei Industrial	2,100	13,782
Meitec	1,100	44,637
Menicon	1,400	35,637
METAWATER	400	10,688
Michinoku Bank	600	9,325
Micronics Japan	1,100	6,917
Mie Kotsu Group Holdings	2,500	13,669
Mikuni	1,600	7,390
Milbon	800	32,566
MIMAKI ENGINEERING	3,000	22,448
Mimasu Semiconductor Industry	1,100	13,019
MINEBEA MITSUMI	10,332	148,987
Ministop	600	11,248
Miraca Holdings	4,000	90,287
Mirait Holdings	2,600	38,042
Miroku Jyoho Service	900	20,320
Misawa Homes	1,400	9,505
MISUMI Group	3,600	75,840
Mitani	600	30,204
Mitani Sekisan	800	18,687
Mito Securities	5,800	13,583
Mitsuba	2,400	13,487
Mitsubishi	17,800	488,015
Mitsubishi Chemical Holdings	29,800	225,138
Mitsubishi Electric	28,300	312,081
Mitsubishi Estate	10,800	169,922
Mitsubishi Gas Chemical	6,000	89,878
Mitsubishi Heavy Industries	5,800	208,118
Mitsubishi Logisnext	3,300	31,633
Mitsubishi Logistics	3,000	68,168
Mitsubishi Materials	4,700	123,848
Mitsubishi Motors	13,400	72,972

LVIP Dimensional International Core Equity Fund–29

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi Paper Mills	2,100	$ 10,233
Mitsubishi Pencil	1,400	27,684
Mitsubishi Research Institute	500	14,374
Mitsubishi Shokuhin	700	17,858
Mitsubishi Steel Manufacturing	600	8,748
Mitsubishi Tanabe Pharma	4,600	66,404
Mitsubishi UFJ Financial Group	136,900	671,858
Mitsubishi UFJ Financial Group ADR	29,200	142,204
Mitsubishi UFJ Lease & Finance	21,000	100,654
Mitsuboshi Belting	1,000	19,238
Mitsui & Co.	5,400	82,962
Mitsui Chemicals	8,400	189,640
†Mitsui E&S Holdings	3,900	36,419
Mitsui Fudosan	4,000	88,848
Mitsui High-Tec	900	6,907
Mitsui Mining & Smelting	4,500	92,917
Mitsui OSK Lines	4,600	99,543
Mitsui Sugar	700	17,708
†Mitsui-Soko Holdings	1,000	17,240
Mixi	3,600	75,549
Miyaji Engineering Group	900	15,429
Miyazaki Bank	900	23,799
Mizuho Financial Group	329,400	509,659
Mizuho Financial Group ADR	5,700	17,100
Mizuno	1,700	36,094
Mochida Pharmaceutical	300	24,628
Modec	900	18,590
Monex Group	14,000	46,846
Monogatari	100	8,030
MonotaRO	2,300	56,698
MORESCO	700	9,316
Morinaga & Co.	1,800	77,234
Morinaga Milk Industry	3,200	89,432
Morita Holdings	1,100	18,021
Morito	1,400	10,126
Morozoff	400	18,153
Mory Industries	200	4,353
MS&AD Insurance Group Holdings	7,500	213,190
MTI	1,200	6,785
Mugen Estate	2,200	10,471
Murata Manufacturing	1,300	175,175
Musashi Seimitsu Industry	4,800	67,177
Musashino Bank	2,100	48,400
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
N Field	800	$ 6,874
Nabtesco	4,500	97,429
NAC	2,400	22,317
Nachi-Fujikoshi	1,300	45,045
Nagano Bank	700	10,559
Nagase & Co.	3,200	44,069
Nagatanien Holdings	1,000	21,834
Nagawa	300	15,280
Nagoya Railroad	2,700	71,109
Nakabayashi	2,100	10,713
Nakamuraya	500	19,112
Nakanishi	1,200	20,463
Nakayama Steel Works	3,400	14,766
Nankai Electric Railway	2,000	52,986
Nanto Bank	1,900	37,012
NEC	6,600	196,243
NEC Capital Solutions	700	9,766
NEC Networks & System Integration	800	17,800
NET One Systems	2,200	38,806
Neturen	2,000	15,233
†Nexon	6,400	82,621
NGK Insulators	6,200	84,035
NGK Spark Plug	5,400	106,893
NH Foods	4,100	154,127
NHK Spring	13,900	121,440
Nichias	3,500	59,687
Nichiban	1,500	25,819
Nichicon	4,500	32,500
Nichiden	700	10,093
Nichiha	2,000	50,307
NichiiGakkan	4,800	44,953
Nichi-iko Pharmaceutical	2,800	40,996
Nichirei	5,500	150,535
Nichireki	2,000	19,170
Nichirin	1,300	22,158
Nidec	900	101,832
Nidec ADR	1,000	28,050
Nifco	5,000	118,294
Nihon Chouzai	400	11,585
Nihon Flush	1,100	17,478
Nihon House Holdings	2,600	9,923
Nihon Kohden	1,300	42,384
Nihon M&A Center	2,400	48,307
Nihon Nohyaku	2,400	11,120
Nihon Parkerizing	3,600	41,577
Nihon Plast	1,900	12,319
Nihon Tokushu Toryo	600	7,077
Nihon Unisys	3,400	75,781
Nihon Yamamura Glass	1,000	14,156
Nikkiso	3,300	27,668
Nikkon Holdings	2,900	69,230
Nikon	5,300	78,944
Nintendo	300	79,662

LVIP Dimensional International Core Equity Fund–30

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nippo	3,000	$ 57,397
Nippon Air Conditioning Services	1,800	11,850
Nippon Carbide Industries	800	12,671
Nippon Carbon	400	14,568
Nippon Ceramic	100	2,140
Nippon Chemi-Con	2,100	36,449
Nippon Chemiphar	300	7,979
Nippon Coke & Engineering	18,200	15,079
Nippon Commercial Development	700	9,137
Nippon Concrete Industries	2,600	5,979
Nippon Denko	6,400	12,707
Nippon Densetsu Kogyo	2,100	41,528
Nippon Electric Glass	3,900	95,548
Nippon Express	2,300	127,773
Nippon Flour Mills	2,300	38,554
Nippon Gas	3,800	137,697
Nippon Hume	1,400	10,408
Nippon Kayaku	5,900	74,918
Nippon Kodoshi	800	11,892
Nippon Koei	800	17,766
Nippon Light Metal Holdings	32,400	65,730
Nippon Paint Holdings	1,100	37,479
Nippon Paper Industries	3,700	66,023
Nippon Parking Development	13,600	17,591
Nippon Pillar Packing	1,300	14,512
Nippon Piston Ring	800	13,543
Nippon Road	300	15,657
Nippon Seisen	400	12,029
†Nippon Sharyo	1,700	34,108
Nippon Sheet Glass	8,700	66,052
Nippon Shinyaku	300	19,014
Nippon Shokubai	900	57,373
Nippon Signal	2,100	17,092
Nippon Soda	1,600	39,015
Nippon Steel & Sumikin Bussan	800	32,979
Nippon Steel & Sumitomo Metal	11,200	192,426
Nippon Suisan Kaisha	26,600	148,361
Nippon Telegraph & Telephone	3,500	142,798
Nippon Thompson	3,200	14,152
Nippon Yakin Kogyo	5,800	12,226
Nippon Yusen	6,200	94,805
Nipro	11,100	135,787
Nishimatsu Construction	3,000	68,273
Nishimatsuya Chain	1,000	8,099
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nishi-Nippon Financial Holdings	7,700	$ 66,744
Nishi-Nippon Railroad	1,800	45,331
Nishio Rent All	2,000	60,086
Nissan Chemical	2,100	109,584
Nissan Motor	61,700	493,558
Nissan Shatai	2,800	24,749
Nissei ASB Machine	400	12,670
Nissei Plastic Industrial	1,500	12,459
Nissha	2,100	24,982
Nisshin Fudosan	1,500	6,196
Nisshin Oillio Group	1,900	54,285
Nisshin Seifun Group	2,800	57,670
=†Nisshin Steel	3,114	38,175
Nisshinbo Holdings	5,968	45,036
Nissin	1,000	16,289
Nissin Electric	2,100	15,276
Nissin Kogyo	2,100	26,607
Nitori Holdings	400	50,096
Nitta	600	17,626
Nittetsu Mining	300	12,634
Nitto Boseki	2,100	34,188
Nitto Denko	6,000	300,927
Nitto Kogyo	2,100	33,284
Nitto Kohki	400	7,674
Nitto Seiko	3,100	15,211
Nittoc Construction	3,400	19,946
Nittoku Engineering	1,200	21,980
Noda	1,000	6,526
Noevir Holdings	700	30,401
NOF	3,500	119,164
Nohmi Bosai	900	15,163
Nojima	1,500	30,403
NOK	4,500	62,695
Nomura	1,000	22,925
Nomura Holdings	42,800	162,195
Nomura Real Estate Holdings	4,500	82,519
Nomura Research Institute	940	34,858
Noritake	500	20,640
Noritsu Koki	1,000	13,727
Noritz	2,000	28,571
North Pacific Bank	17,800	47,472
NS Solutions	1,100	26,331
NS Tool	1,000	20,599
NS United Kaiun Kaisha	700	18,840
NSD	900	17,321
NSK	12,500	107,247
NTN	46,900	134,775
NTT Data	6,000	65,578
NTT DOCOMO	15,100	339,285
NuFlare Technology	300	13,576
Obara Group	900	32,056
Obayashi	18,900	171,138

LVIP Dimensional International Core Equity Fund–31

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Obic	500	$ 38,594
Odakyu Electric Railway	2,300	50,578
Odelic	400	13,702
Oenon Holdings	3,500	11,046
Ogaki Kyoritsu Bank	2,100	42,008
Ohashi Technica	1,100	11,633
Ohsho Food Service	400	26,370
Oiles	300	4,834
Oita Bank	1,000	30,363
Oji Holdings	26,000	132,845
Okabe	1,500	11,917
Okamoto Industries	800	42,036
Okamoto Machine Tool Works	700	13,913
Okamura	2,600	33,554
Okasan Securities Group	8,000	35,485
Oki Electric Industry	5,200	61,451
Okinawa Cellular Telephone	800	26,295
Okinawa Electric Power	1,856	36,041
OKUMA	1,000	47,600
Okumura	1,500	43,706
Okura Industrial	800	13,385
Okuwa	1,000	10,171
Olympus	4,400	134,573
Omron	3,200	116,006
Onoken	1,400	20,507
Onward Holdings	5,500	29,566
†Open Door	1,300	30,134
Open House	1,700	57,238
Optex Group	800	12,377
Oracle Corp. Japan	500	31,739
Organo	400	9,526
Orient	33,000	40,181
Oriental Land	1,100	110,626
Osaka Gas	2,800	51,078
Osaka Organic Chemical Industry	1,700	16,719
Osaka Soda	800	17,880
OSAKA Titanium Technologies	1,500	22,826
Osaki Electric	2,000	12,079
OSG	4,000	77,400
OSJB Holdings	3,400	8,853
Otsuka	1,300	35,778
Otsuka Holdings	1,300	53,124
Outsourcing	3,900	37,300
Pacific Industrial	2,300	30,525
Pacific Metals	900	21,853
Pack	700	19,339
PAL GROUP Holdings	1,100	27,005
PALTAC	900	42,445
Panasonic	50,400	452,764
Paraca	1,000	15,097
Paramount Bed Holdings	1,100	45,361
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Parco	1,200	$ 12,177
Park24	2,400	52,851
Pasona Group	2,500	25,533
PC Depot	6,200	24,393
Pegasus Sewing Machine Manufacturing	1,900	11,224
Penta-Ocean Construction	22,600	124,864
Pepper Food Service	400	10,448
Persol Holdings	1,500	22,250
Pigeon	1,300	55,449
Pilot	700	33,858
Piolax	900	18,037
†Pioneer	13,800	8,027
Plenus	1,000	17,351
Pola Orbis Holdings	1,400	37,727
Poletowin Pitcrew Holdings	1,400	11,767
Press Kogyo	4,300	21,124
Pressance	2,900	34,457
Prestige International	1,700	18,404
Prima Meat Packers	1,800	32,244
Prospect	40,000	8,361
Proto	700	8,916
PS Mitsubishi Construction	2,300	12,453
Punch Industry	1,000	4,385
Qol	1,000	15,123
Raito Kogyo	2,000	26,646
Rakus	1,300	20,011
Rakuten	29,800	199,917
Rasa Industries	900	10,686
Raysum	1,600	14,175
Recruit Holdings	6,500	157,032
Relia	1,600	13,086
Relo Group	3,000	70,069
Renaissance	1,100	20,693
†Renesas Electronics	14,700	66,766
Rengo	11,000	86,789
†RENOVA	1,600	11,533
Resona Holdings	27,000	129,505
Resorttrust	7,200	105,530
Retail Partners	1,600	16,286
Rheon Automatic Machinery	1,500	18,785
Ricoh	18,100	176,872
Ricoh Leasing	800	23,833
Right On	2,400	18,516
Riken	400	18,226
Riken Technos	700	2,891
Riken Vitamin	500	16,157
Ringer Hut	400	8,373
Rinnai	1,500	98,768
Rion	1,000	15,702
Riso Kagaku	700	10,773

LVIP Dimensional International Core Equity Fund–32

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Riso Kyoiku	9,000	$ 37,319
Rock Field	900	13,585
Rohm	3,200	204,240
Rohto Pharmaceutical	1,800	49,131
Rokko Butter	1,000	19,530
Roland DG	1,500	28,771
Rorze	1,000	12,357
Round One	5,000	51,306
Royal Holdings	1,700	39,340
RS Technologies	400	10,343
Ryobi	1,600	38,038
Ryoden	1,300	16,701
Ryohin Keikaku	400	97,113
Ryosan	1,100	29,321
S Foods	800	29,677
S&B Foods	600	22,618
Sac's Bar Holdings	900	9,145
Sagami Rubber Industries	1,000	18,063
Saibu Gas	1,000	23,061
Saizeriya	1,500	25,653
Sakai Chemical Industry	1,000	20,406
Sakai Heavy Industries	300	6,254
Sakai Moving Service	500	27,059
Sakai Ovex	600	9,986
Sakata INX	2,800	30,774
Sala	1,600	8,712
SAMTY	1,800	20,552
San ju San Financial Group	1,440	22,199
San-A Class A	600	22,685
San-Ai Oil	4,300	42,444
†Sanden Holdings	1,000	6,758
Sanei Architecture Planning	1,000	12,484
Sangetsu	1,100	20,011
San-In Godo Bank	8,300	57,972
Sanken Electric	2,200	40,991
Sanki Engineering	2,200	22,828
Sankyo	1,700	64,652
Sankyo Tateyama	1,100	11,632
Sankyu	2,000	90,307
Sanoh Industrial	4,800	24,029
Sanshin Electronics	1,200	21,524
Santen Pharmaceutical	1,700	24,528
Sanwa Holdings	7,400	84,019
Sanyo Chemical Industries	500	23,028
Sanyo Denki	400	12,941
Sanyo Electric Railway	600	12,366
Sanyo Housing Nagoya	2,200	18,804
Sanyo Special Steel	1,500	31,675
Sanyo Trading	500	8,429
Sapporo Holdings	4,800	99,668
Sato Holdings	1,200	28,478
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Satori Electric	2,400	$ 19,060
Sawada Holdings	1,600	13,475
Sawai Pharmaceutical	2,100	100,035
SBI Holdings	6,800	132,614
SBS Holdings	1,000	12,862
Scala	1,600	10,850
SCREEN Holdings	2,700	113,196
SCSK	1,200	42,520
Secom	1,300	107,836
Seed	1,000	11,582
Sega Sammy Holdings	3,600	50,187
Seibu Holdings	5,600	97,403
Seika	900	12,418
Seikagaku	800	9,069
Seikitokyu Kogyo	2,900	16,023
Seiko Epson	8,900	124,303
Seiko Holdings	1,200	23,040
Seino Holdings	5,300	69,390
Seiren	1,900	30,812
Sekisui Chemical	13,000	193,253
Sekisui House	14,700	215,871
Sekisui Plastics	2,500	21,058
Senko Group Holdings	8,600	65,363
Senshu Electric	600	15,020
Senshu Ikeda Holdings	11,500	31,398
†Senshukai	1,500	3,536
Seria	1,100	37,409
Seven & i Holdings	13,600	590,989
Seven Bank	24,100	68,797
SFP Holdings	1,300	18,354
Sharp	2,800	28,033
Shibaura Electronics	600	18,836
Shibaura Mechatronics	600	18,494
Shibusawa Warehouse	700	10,240
Shibuya	1,300	41,713
†SHIFT	500	16,412
Shiga Bank	2,800	65,275
Shikoku Bank	1,600	17,111
Shikoku Chemicals	2,000	18,710
Shikoku Electric Power	5,500	66,385
Shima Seiki Manufacturing	900	26,164
Shimachu	1,700	45,896
Shimadzu	1,000	19,720
Shimamura	800	61,260
Shimano	200	28,193
Shimizu	14,300	116,329
Shimizu Bank	400	5,861
Shin Nippon Air Technologies	1,000	16,383
†Shin Nippon Biomedical Laboratories	2,000	12,173
Shinagawa Refractories	700	23,979
Shindengen Electric Manufacturing	300	10,323

LVIP Dimensional International Core Equity Fund–33

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Shin-Etsu Chemical	2,000	$ 153,666
Shin-Etsu Polymer	1,100	6,793
Shinko Electric Industries	4,100	26,123
Shinko Plantech	3,000	31,730
Shinko Shoji	1,100	17,556
Shinmaywa Industries	5,200	63,420
Shinnihon	2,400	22,767
Shinoken Group	2,800	17,355
Shinsei Bank	6,800	80,840
Shinsho	700	15,464
Shinwa	400	7,541
Shionogi & Co.	1,500	85,613
Ship Healthcare Holdings	2,500	92,434
Shiseido	1,500	93,942
Shizuki Electric	1,400	7,984
Shizuoka Bank	10,000	77,950
Shizuoka Gas	4,100	31,777
Shoei	600	20,267
Shoei Foods	600	14,769
Shofu	1,000	9,820
Showa	4,500	52,656
Showa Denko	6,000	178,167
Showa Sangyo	600	16,296
Showa Shell Sekiyu	5,600	77,583
SIGMAXYZ	2,000	13,931
Siix	1,200	15,593
Sinanen Holdings	600	13,149
Sinfonia Technology	1,200	14,505
Sinko Industries	1,600	21,540
SK-Electronics	700	10,072
SKY Perfect JSAT Holdings	8,900	37,985
Skylark Holdings	6,800	107,349
SMC	200	60,214
SMK	200	3,947
SMS	1,800	28,499
Sodick	4,700	29,444
SoftBank Group	13,400	877,688
Sogo Medical	2,700	50,597
Sohgo Security Services	900	42,050
Sojitz	29,100	100,764
Soken Chemical & Engineering	1,100	16,718
Solasto	1,900	19,080
Sompo Holdings	3,800	129,086
Sony	12,200	588,157
Sony Financial Holdings	2,900	54,046
Sotetsu Holdings	1,400	41,632
Sourcenext	5,600	27,804
Space	1,200	13,149
Space Value Holdings	2,600	22,192
Sparx Group	13,500	22,699
Square Enix Holdings	800	21,778
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
SRA Holdings	500	$ 11,913
Srg Takamiya	2,400	16,482
St Marc Holdings	900	20,093
Stanley Electric	2,600	72,734
Star Micronics	1,700	23,044
Starts	3,000	66,339
Starzen	400	13,793
Stella Chemifa	400	9,289
Studio Alice	900	18,795
Subaru	14,800	316,178
Sugi Holdings	700	27,666
Sugimoto & Co.	800	12,815
SUMCO	5,200	57,912
Sumida	2,500	28,706
Suminoe Textile	800	17,503
Sumitomo	18,400	261,073
Sumitomo Bakelite	1,600	55,058
Sumitomo Chemical	52,400	253,758
Sumitomo Dainippon Pharma	3,200	102,049
Sumitomo Densetsu	900	14,957
Sumitomo Electric Industries	23,100	305,921
Sumitomo Forestry	13,400	175,429
Sumitomo Heavy Industries	3,400	100,814
Sumitomo Metal Mining	6,700	179,422
Sumitomo Mitsui Construction	14,700	89,305
Sumitomo Mitsui Financial Group	18,700	616,447
Sumitomo Mitsui Trust Holdings	5,100	185,726
Sumitomo Osaka Cement	1,800	73,875
Sumitomo Realty & Development	6,000	219,652
Sumitomo Riko	3,300	27,348
Sumitomo Rubber Industries	12,500	147,161
Sumitomo Seika Chemicals	600	22,967
Sun Frontier Fudousan	2,200	21,240
Suncall	3,200	16,923
Sundrug	1,100	32,757
Suntory Beverage & Food	1,100	49,668
Sun-Wa Technos	1,500	13,983
Suruga Bank	6,700	24,695
Sushiro Global Holdings	400	21,843
Suzuken Aichi	1,000	50,923
Suzuki	2,700	13,733
Suzuki Motor	3,200	161,316
SWCC Showa Holdings	1,600	8,780
Sysmex	900	42,742

LVIP Dimensional International Core Equity Fund–34

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Systena	3,600	$ 41,500
T Hasegawa	1,500	21,242
T RAD	800	16,750
T&D Holdings	14,200	164,259
T&K Toka	1,200	11,052
Tachibana Eletech	800	11,211
Tachi-S	1,400	18,239
Tadano	4,700	42,551
Taihei Dengyo Kaisha	1,000	22,285
Taiheiyo Cement	7,200	221,581
Taiho Kogyo	900	7,823
Taikisha	500	13,310
Taisei	6,600	282,667
Taiyo Holdings	700	19,685
Taiyo Nippon Sanso	5,600	91,038
Taiyo Yuden	9,300	137,959
Takaoka Toko	700	8,731
Takara Holdings	5,300	64,402
Takara Leben	9,900	27,253
Takara Standard	2,200	32,914
Takasago International	600	18,403
Takasago Thermal Engineering	800	13,019
Takashimaya	5,500	70,226
Take And Give Needs	1,700	26,648
Takeda Pharmaceutical	9,700	328,776
Takeei	900	5,204
Takeuchi Manufacturing	1,800	27,531
Takisawa Machine Tool	1,000	12,275
Takuma	2,700	33,812
Tama Home	3,400	31,190
Tamron	700	9,961
Tamura	4,000	19,434
Tanseisha	2,100	20,724
Tateru	1,500	4,168
Tatsuta Electric Wire and Cable	3,600	15,710
Tayca	500	7,386
TDK	6,900	483,037
TechnoPro Holdings	1,500	61,623
Teijin	13,200	210,671
Teikoku Electric Manufacturing	300	3,518
Tekken	600	13,912
Terumo	1,000	56,405
T-Gaia	700	13,213
THK	5,100	95,278
TIS	3,500	137,805
Toa Hyogo	1,000	9,007
Toa Oil	1,100	15,467
TOA ROAD	300	8,390
Toa Tokyo	600	7,180
Toagosei	5,400	59,516
Tobishima	680	8,635
Tobu Railway	1,800	48,600
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
TOC	2,100	$ 14,023
Tocalo	5,800	44,496
Tochigi Bank	7,700	17,551
Toda	10,200	63,566
Toda Kogyo	800	15,940
Toei	200	23,487
Toei Animation	600	22,129
Toenec	200	5,257
Toho (Kobe)	300	5,923
Toho (Tokyo)	1,200	43,480
Toho Bank	8,800	25,048
Toho Gas	1,600	67,303
Toho Holdings	1,500	36,689
Toho Titanium	1,700	15,513
Toho Zinc	900	27,375
Tohoku Bank	1,100	11,201
Tohoku Electric Power Holdings	3,600	47,397
Tokai Carbon	12,400	140,685
Tokai Corp/Gifu	1,000	25,313
TOKAI Holdings	5,500	43,617
Tokai Rika	4,500	74,306
Tokai Tokyo Financial Holdings	13,200	56,353
Token	700	41,562
Tokio Marine Holdings	7,900	375,319
Tokushu Tokai Paper	400	14,935
Tokuyama	4,100	89,982
†Tokyo Base	1,700	8,235
Tokyo Century	1,900	83,681
Tokyo Dome	4,300	36,530
†Tokyo Electric Power	13,900	82,566
Tokyo Electron	1,100	123,832
Tokyo Electron Device	700	10,941
Tokyo Energy & Systems	1,900	16,670
Tokyo Gas	2,000	50,584
Tokyo Keiki	2,200	18,351
Tokyo Kiraboshi Financial Group	1,700	26,163
Tokyo Ohka Kogyo	1,800	48,178
Tokyo Rope Manufacturing	600	5,092
Tokyo Seimitsu	1,700	42,830
Tokyo Steel Manufacturing	4,300	34,830
Tokyo Tatemono	8,100	83,970
Tokyo Tekko	1,100	11,324
Tokyo Theatres	1,800	20,064
Tokyotokeiba	500	12,490
Tokyu	3,800	62,096
Tokyu Construction	9,200	83,120
Tokyu Fudosan Holdings	21,600	106,467
Toli	2,800	6,325
Tomoe	1,600	5,074
Tomoe Engineering	1,100	24,194

LVIP Dimensional International Core Equity Fund–35

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Tomoku	800	$ 12,352
TOMONY Holdings	8,900	32,703
Tomy	7,200	71,478
Tonami Holdings	500	25,509
Topcon	6,200	82,317
Toppan Forms	2,900	22,780
Toppan Printing	2,500	36,748
Topre	2,600	51,857
Topy Industries	1,200	24,575
Toray Industries	27,500	194,428
Torex Semiconductor	1,500	15,401
Toridoll Holdings	1,500	24,660
Torii Pharmaceutical	600	13,315
Torikizoku	900	14,839
Torishima Pump Manufacturing	1,600	13,564
Tosei	3,100	23,600
Toshiba Machine	1,200	21,357
Toshiba Plant Systems & Services	1,400	25,768
Toshiba TEC	1,600	37,254
Tosho	600	18,619
Tosoh	11,000	142,682
Totech	400	7,447
Totetsu Kogyo	1,400	38,725
TOTO	2,300	79,557
Totoku Electric	700	11,943
Tottori Bank	600	7,760
Tow	4,700	30,181
Towa	1,400	7,391
Towa Bank	1,300	8,793
Towa Pharmaceutical	700	48,780
Toyo Construction	5,200	17,887
†Toyo Engineering	1,000	5,813
Toyo Ink SC Holdings	1,600	35,398
Toyo Kanetsu	300	6,117
Toyo Securities	8,000	12,388
Toyo Seikan Group Holdings	5,700	130,463
Toyo Suisan Kaisha	1,900	66,164
Toyo Tanso	1,000	19,823
Toyo Tire & Rubber	8,000	99,458
Toyobo	4,500	61,265
Toyoda Gosei	5,000	98,434
Toyota Boshoku	4,300	63,684
Toyota Motor	45,384	2,627,124
Toyota Motor ADR	1,489	172,843
Toyota Tsusho	5,500	161,603
TPR	1,800	36,654
Trancom	400	20,565
Trend Micro	1,300	70,246
Tri Chemical Laboratories	300	10,460
Trusco Nakayama	1,900	50,096
Trust Tech	800	20,040
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
TS Tech	2,800	$ 77,126
Tsubaki Nakashima	3,100	45,624
Tsubakimoto Chain	1,200	39,245
Tsugami	5,000	29,043
Tsukada Global Holdings	1,600	8,460
Tsukishima Kikai	1,500	17,396
Tsukuba Bank	3,300	6,531
Tsukui	2,800	21,304
Tsumura & Co.	1,600	44,501
Tsuruha Holdings	400	34,253
Tsurumi Manufacturing	800	13,969
Tv Tokyo Holdings	700	15,051
UACJ	3,200	62,430
Ube Industries	10,500	212,345
UKC Holdings	1,200	19,988
Ulvac	4,100	118,367
Unicharm	1,500	48,513
Unipres	3,000	50,591
UNITED	700	9,406
United Arrows	700	22,305
United Super Markets Holdings	1,800	19,653
†Unitika	2,500	10,566
Universal Entertainment	900	26,226
Unizo Holdings	1,300	24,171
Urbanet	5,600	16,786
†U-Shin	2,200	19,555
Ushio	4,200	44,497
USS	2,100	35,235
†UT Group	900	15,450
V Technology	300	33,854
Valor Holdings	3,000	72,373
Valqua	800	16,080
ValueCommerce	1,200	13,370
Vector	800	10,377
†Vision	600	20,725
Vital KSK Holdings	1,900	19,523
Vitec Holdings	600	9,867
Voyage Group	1,100	10,431
VT Holdings	3,300	12,275
Wacoal Holdings	2,700	69,877
Wacom	3,700	15,298
Wakachiku Construction	1,500	21,059
Wakita & Co.	1,900	19,334
Warabeya Nichiyo Holdings	1,300	22,770
Watahan & Co.	500	10,122
WATAMI	1,800	21,303
Wavelock Holdings	1,500	8,906
WDB Holdings	300	6,507
Weathernews	700	17,947
Welcia Holdings	800	36,160
West Holdings	6,200	70,536
West Japan Railway	800	56,521
Will Group	2,200	16,606

LVIP Dimensional International Core Equity Fund–36

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
WIN-Partners	1,900	$ 16,585
World Holdings	800	15,628
Wowow	500	13,855
Xebio Holdings	2,000	23,010
Yachiyo Industry	1,000	6,080
Yagi & Co.	500	7,362
Yahagi Construction	1,500	9,568
Yahoo Japan	18,000	44,779
Yakult Honsha	600	42,002
Yakuodo	400	9,509
YAMABIKO	1,600	14,829
YAMADA Consulting Group	500	7,574
Yamada Denki	13,100	62,916
Yamagata Bank	1,900	36,220
Yamaguchi Financial Group	9,000	86,029
Yamaha	800	34,031
Yamaha Motor	11,500	224,522
Yamaichi Electronics	1,500	15,970
YA-MAN	1,000	12,485
Yamanashi Chuo Bank	2,800	35,879
Yamatane	900	13,792
Yamato Holdings	2,800	76,767
Yamaya	400	8,005
Yamazaki Baking	6,900	144,501
Yamazen	2,400	22,496
Yaoko	1,000	54,735
Yaskawa Electric	5,000	122,221
Yasunaga	500	5,995
Yellow Hat	500	11,941
Yokogawa Bridge Holdings	2,100	31,264
Yokogawa Electric	4,600	79,407
Yokohama Reito	3,900	32,503
Yokohama Rubber	8,400	157,100
Yokowo	1,800	23,046
Yomiuri Land	300	10,440
Yondoshi Holdings	500	9,936
Yorozu	1,000	12,557
Yoshinoya Holdings	2,200	36,203
Yotai Refractories	2,700	14,234
Yuasa Trading	900	25,717
Yume No Machi Souzou Iinkai	600	6,983
Yumeshin Holdings	2,500	17,974
Yurtec	3,400	26,399
Yushiro Chemical Industry	1,300	14,002
Zenkoku Hosho	900	28,224
Zenrin	1,700	35,990
Zensho Holdings	2,800	67,840
Zeon	9,800	89,721
†ZIGExN	1,500	6,905
Zojirushi	1,100	9,657
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
ZOZO	3,800	$ 69,620
		77,310,862
Luxembourg–0.24%
Eurofins Scientific	506	188,981
RTL Group	1,961	105,091
SES FDR	25,119	480,931
Tenaris	1,983	21,313
		796,316
Macau–0.06%
MGM China Holdings	20,400	34,057
Sands China	14,800	64,543
SJM Holdings	76,000	70,613
Wynn Macau	17,200	37,442
		206,655
Mexico–0.01%
Fresnillo	2,052	22,548
		22,548
Netherlands–2.53%
Aalberts Industries	8,654	287,818
ABN AMRO Group CVA	9,851	231,812
Accell Group	637	13,754
Aegon	40,549	189,917
Aegon (New York shares)	1,600	7,440
Akzo Nobel	5,118	412,173
†Altice Europe Class A	14,011	27,186
AMG Advanced Metallurgical Group	2,669	86,117
Amsterdam Commodities	1,224	24,417
APERAM	2,551	67,125
Arcadis	2,828	34,538
ArcelorMittal (New York Shares)	13,753	284,274
†Argenx ADR	270	25,939
ASM International	2,527	104,191
ASML Holding	762	119,374
ASML Holding (New York shares)	2,575	400,721
ASR Nederland	6,817	269,742
†Basic-Fit	2,052	61,030
BE Semiconductor Industries	4,499	94,840
Beter Bed Holding	484	1,985
BinckBank	3,253	22,681
Boskalis Westminster	4,500	111,688
Brunel International	605	7,562
Corbion	7,111	199,133
ForFarmers	2,935	27,031
†Fugro CVA	5,395	46,586
†Gemalto	1,791	103,956

LVIP Dimensional International Core Equity Fund–37

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
GrandVision	4,447	$ 97,404
†Heijmans CVA	1,585	14,532
Heineken	3,066	270,994
Hunter Douglas	186	12,375
IMCD	1,117	71,503
ING Groep	42,518	457,349
ING Groep ADR	6,300	67,158
Intertrust	2,494	41,869
KAS Bank CVA	673	4,559
Kendrion	1,488	35,598
Koninklijke Ahold Delhaize	26,515	669,826
Koninklijke BAM Groep	11,891	34,136
Koninklijke DSM	3,862	313,307
Koninklijke KPN	163,793	478,439
Koninklijke Philips	10,563	370,694
Koninklijke Vopak	3,554	161,168
Nederland Apparatenfabriek	289	13,687
NN Group	7,070	281,093
†OCI	4,205	85,874
Ordina	8,314	13,514
PostNL	18,588	42,510
Randstad	7,118	326,360
SBM Offshore	12,480	184,397
†Shop Apotheke Europe	425	18,309
SIF Holding	984	13,096
Signify	5,931	138,747
Sligro Food Group	1,675	66,871
TKH Group CVA	3,347	155,653
†TomTom	6,001	54,173
Unilever CVA	2,570	139,223
Van Lanschot Kempen CVA	475	10,786
Wessanen	4,460	40,762
Wolters Kluwer	4,648	273,336
		8,222,332
New Zealand–0.50%
†a2 Milk	13,678	102,757
Air New Zealand	57,042	118,837
Auckland International Airport	12,369	59,698
Chorus	38,704	126,116
Contact Energy	9,731	38,577
EBOS Group	4,086	55,087
Fisher & Paykel Healthcare	6,224	54,389
†Fletcher Building	15,677	51,349
Fonterra Co-operative Group	1,748	5,446
Freightways	10,457	51,616
Genesis Energy	17,212	30,181
Gentrack Group	3,379	11,436
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
New Zealand (continued)
Hallenstein Glasson Holdings	5,127	$ 14,384
Heartland Group Holdings	26,762	24,788
Infratil	17,897	43,877
Kathmandu Holdings	7,375	13,588
Mainfreight	2,869	59,345
Mercury	3,950	9,672
Meridian Energy	20,085	45,958
Metlifecare	11,658	42,240
New Zealand Refining	7,205	11,379
NZX	14,218	9,646
Port of Tauranga	7,990	26,833
Restaurant Brands New Zealand	7,072	39,645
Ryman Healthcare	5,732	41,367
Sanford	3,824	16,941
Scales	3,563	10,761
Skellerup Holdings	11,414	15,494
SKY Network Television	9,600	11,931
SKYCITY Entertainment Group	33,727	80,443
Spark New Zealand	37,407	104,344
Summerset Group Holdings	15,998	68,463
†Synlait Milk	4,693	28,392
Tourism Holdings	5,008	17,326
Trade Me Group	15,905	67,804
Trustpower	4,862	20,083
Vector	4,460	9,979
Vista Group International	7,747	19,508
Warehouse Group	6,110	8,414
Z Energy	17,586	64,873
		1,632,967
Norway–0.95%
ABG Sundal Collier Holding	35,090	18,428
AF Gruppen	854	13,048
†Akastor	6,130	9,248
Aker Class A	1,299	69,432
Aker BP	5,231	131,889
†Aker Solutions	6,553	30,072
†American Shipping	4,751	18,335
†Atea	6,998	89,995
Austevoll Seafood	5,943	73,365
†Avance Gas Holding	6,307	9,047
†Axactor	6,859	14,794
Bakkafrost	1,563	76,500
Bonheur	1,160	12,553
Borregaard	5,961	51,644
†BW Offshore	8,430	30,806
DNB	13,191	211,737
DNO	52,313	76,009

LVIP Dimensional International Core Equity Fund–38

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Norway (continued)
†DOF	17,156	$ 6,331
Entra	2,612	34,787
Equinor	23,501	498,506
Equinor ADR	700	14,819
†Europris	12,413	33,197
†Frontline	2,974	16,801
Gjensidige Forsikring	1,459	22,824
Grieg Seafood	3,963	46,805
Hexagon Composites	3,465	9,818
Hoegh LNG Holdings	2,562	11,350
†Kongsberg Automotive	21,255	18,805
†Kvaerner	15,716	21,871
Leroy Seafood Group	8,966	68,236
Marine Harvest	5,452	114,914
†NEL	1,223	655
Norsk Hydro	31,901	144,545
Norway Royal Salmon	1,004	20,785
†Norwegian Air Shuttle	1,122	22,618
†Norwegian Finans Holding	6,366	49,348
Ocean Yield	6,285	43,083
†Odfjell Drilling	3,992	9,554
Orkla	5,884	46,071
†Otello	2,227	3,409
†Petroleum Geo-Services	27,728	37,926
†Prosafe	521	810
†Protector Forsikring	1,286	7,127
†REC Silicon	113,969	7,796
Salmar	1,165	57,783
Sbanken	1,817	15,761
Scatec Solar	7,604	64,969
Schibsted Class A	888	29,834
Schibsted Class B	714	21,720
Selvaag Bolig	3,629	16,990
†Solstad Farstad	29,089	5,784
SpareBank 1 SR-Bank	6,852	70,696
Spectrum	3,222	13,581
Stolt-Nielsen	1,310	15,446
Storebrand	14,858	105,994
Telenor	5,228	101,529
TGS NOPEC Geophysical	5,590	135,063
Tomra Systems	1,480	33,332
Veidekke	4,780	53,538
Wilh Wilhelmsen Holding Class A	394	7,367
XXL	2,669	8,082
Yara International	1,962	75,634
		3,082,796
Portugal–0.22%
Altri	3,521	23,462
†Banco Comercial Portugues	422,999	111,261
CTT-Correios de Portugal	4,552	15,354
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Portugal (continued)
EDP Renovaveis	5,042	$ 45,206
Energias de Portugal	17,334	60,639
Galp Energia	7,878	124,046
Jeronimo Martins	3,619	42,887
†Mota-Engil	7,497	13,858
Navigator	7,772	32,064
NOS	20,804	126,154
REN - Redes Energeticas Nacionais	14,994	41,884
Semapa-Sociedade de Investimento e Gestao	1,921	28,859
Sonae	45,593	42,382
Sonae Capital	12,026	11,698
		719,754
Russia–0.01%
Highland Gold Mining	13,758	24,984
		24,984
Singapore–1.17%
Accordia Golf Trust	85,200	31,647
AEM Holdings	20,400	12,371
Banyan Tree Holdings	48,800	20,617
Best World International	23,900	46,086
Boustead Singapore	12,700	7,454
Bukit Sembawang Estates	7,800	32,376
†BW LPG	3,677	11,073
CapitaLand	58,800	134,089
China Aviation Oil Singapore	34,700	27,055
China Sunsine Chemical Holdings	15,500	14,363
Chip Eng Seng	40,600	19,624
CITIC Envirotech	63,600	17,713
City Developments	13,800	82,272
ComfortDelGro	53,100	83,874
CSE Global	25,500	7,119
Dairy Farm International Holdings	5,700	51,666
DBS Group Holdings	5,100	88,688
Delfi	3,900	3,777
†Ezion Holdings	288,390	9,789
Far East Orchard	21,100	18,567
First Resources	41,400	46,909
Frasers Property	17,500	21,207
Frencken Group	21,400	6,591
Genting Singapore	101,800	72,870
Geo Energy Resources	109,100	13,471
GL	20,900	11,271
Goldenri-Resources	378,700	67,992
Great Eastern Holdings	700	12,716
GuocoLand	13,100	17,298
Halcyon Agri	27,812	7,972
Hi-P International	20,100	13,072

LVIP Dimensional International Core Equity Fund–39

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
Ho Bee Land	7,100	$ 12,512
Hong Fok	19,800	9,896
Hong Leong Finance	10,000	18,666
Hongkong Land Holdings	14,900	93,932
Hotel Grand Central	19,542	17,936
Hutchison Port Holdings Trust	283,800	69,532
†Hyflux	16,000	272
Indofood Agri Resources	26,500	3,721
Japfa	38,000	20,411
Jardine Cycle & Carriage	2,488	64,412
Kenon Holdings	783	11,777
Keppel	25,200	109,398
Keppel Infrastructure Trust	113,700	40,445
Lian Beng Group	45,500	15,513
M1	27,500	42,215
=†Midas Holdings	143,100	7,559
†mm2 Asia	59,300	13,747
Olam International	49,100	59,490
OUE	20,900	21,917
Oversea-Chinese Banking	58,280	482,068
Oxley Holdings	92,184	19,588
QAF	12,400	5,330
Raffles Medical Group	41,400	33,425
RHT Health Trust	23,800	12,747
Riverstone Holdings	20,800	17,367
SATS	19,200	65,761
Sembcorp Industries	92,600	172,524
Sembcorp Marine	12,700	14,358
Sheng Siong Group	17,900	13,914
SIIC Environment Holdings	68,260	13,773
Sinarmas Land	50,600	9,460
Singapore Airlines	29,700	205,181
Singapore Exchange	12,900	67,607
Singapore Post	44,900	30,131
Singapore Technologies Engineering	20,700	53,064
Singapore Telecommunications	52,000	111,916
Stamford Land	46,600	16,706
StarHub	26,400	33,871
Sunningdale Tech	8,300	8,756
Tuan Sing Holdings	49,700	13,137
UMS Holdings	27,625	11,562
United Engineers	16,300	30,290
United Industrial	4,400	8,808
United Overseas Bank	19,562	353,876
UOB-Kay Hian Holdings	6,400	5,500
UOL Group	22,200	100,964
Valuetronics Holdings	30,910	14,958
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
Venture	10,300	$ 105,748
=Wheelock Properties Singapore	18,000	27,734
Wilmar International	26,600	60,915
Wing Tai Holdings	19,300	27,352
		3,793,331
South Africa–0.40%
Anglo American (London Stock Exchange)	51,978	1,162,262
Nedbank Group	3,406	64,961
Old Mutual	56,831	84,752
		1,311,975
Spain–2.49%
Acciona	1,873	158,427
Acerinox	17,662	175,107
ACS Actividades de Construccion y Servicios	6,297	243,740
Aena SME	933	144,962
Almirall	2,162	33,099
Amadeus IT Group	4,747	330,285
†Amper	80,575	22,036
Applus Services	8,242	91,441
Atresmedia Corp. de Medios de Comunicacion	4,821	24,072
Azkoyen	1,341	10,023
Banco Bilbao Vizcaya Argentaria	82,140	436,312
Banco de Sabadell	168,477	192,775
Banco Santander	173,444	787,608
Banco Santander ADR	26,446	118,478
Bankia	28,176	82,438
Bankinter	9,226	74,030
Bolsas y Mercados Espanoles SHMSF	6,117	170,434
CaixaBank	56,478	204,531
†Cellnex Telecom	5,699	145,743
Cia de Distribucion Integral Logista Holdings	2,541	63,581
CIE Automotive	2,662	65,335
Construcciones y Auxiliar de Ferrocarriles	660	27,370
Distribuidora Internacional de Alimentacion	18,760	9,895
Ebro Foods	2,952	58,949
†eDreams ODIGEO	3,178	8,648
Elecnor	1,813	27,406
Enagas	11,621	314,139
Ence Energia y Celulosa	8,878	55,790
Endesa	4,784	110,322

LVIP Dimensional International Core Equity Fund–40

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Ercros	10,000	$ 35,665
Euskaltel	6,619	52,966
Faes Farma	20,051	68,194
Ferrovial	1,353	27,402
†Fluidra	3,288	36,881
†Fomento de Construcciones y Contratas	3,158	42,307
†Global Dominion Access	7,450	36,676
Grifols	4,830	126,796
Grupo Catalana Occidente	1,101	41,124
Iberdrola	94,703	760,454
†Indra Sistemas	8,152	76,845
Industria de Diseno Textil	5,922	151,157
†Liberbank	124,330	62,719
Mapfre	83,608	222,055
Mediaset Espana Comunicacion	9,758	61,340
Melia Hotels International	3,149	29,618
Miquel y Costas & Miquel	1,372	26,659
Naturgy Energy Group	8,813	224,826
Obrascon Huarte Lain	5,166	3,856
Papeles y Cartones de Europa	2,516	48,370
†Promotora de Informaciones Class A	18,591	37,505
Prosegur Cia de Seguridad	21,566	109,138
†Realia Business	11,793	12,296
Red Electrica	7,981	177,978
Repsol	26,635	428,212
Sacyr	35,689	71,178
†Siemens Gamesa Renewable Energy	7,631	92,911
†Solaria Energia y Medio Ambiente	4,205	19,081
†Talgo	6,334	38,881
Tecnicas Reunidas	1,353	33,056
Telefonica	23,701	199,501
Telefonica ADR	19,864	168,049
Telepizza Group	6,580	44,405
†Tubacex	8,167	23,393
Unicaja Banco	20,940	27,632
Vidrala	1,037	87,804
Viscofan	2,727	150,359
†Vocento	6,110	7,701
Zardoya Otis	6,915	49,162
		8,101,128
Sweden–2.62%
AAK	5,274	73,150
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
†AcadeMedia	3,239	$ 14,329
Acando	5,705	18,726
AddLife Class B	935	21,512
AddTech Class B	2,105	37,621
AF Class B	2,647	47,645
Ahlsell	15,656	92,069
Alfa Laval	3,498	75,197
Alimak Group	710	8,801
Arjo Class B	11,849	37,947
Assaloy Class B	6,599	118,167
Atlas Copco Class A	4,171	99,512
Atlas Copco Class B	2,774	60,783
Atrium Ljungberg Class B	2,537	43,692
Attendo	3,773	33,582
Avanza Bank Holding	949	45,378
Axfood	2,174	37,185
Beijer Alma Class B	3,471	50,904
Beijer Ref	2,621	43,240
Bergman & Beving Class B	2,044	19,534
Besqab	861	9,583
†Betsson	9,414	77,864
Bilia Class A	7,797	73,243
BillerudKorsnas	9,484	113,287
BioGaia Class B	773	27,687
Biotage	1,668	20,641
†Boliden	8,851	191,792
Bonava Class B	4,821	62,081
Bravida Holding	6,158	42,709
Bufab	2,873	27,730
Bulten	815	8,109
Byggmax Group	2,929	10,534
Castellum	3,437	63,511
Catena	661	16,495
Clas Ohlson Class B	1,932	16,957
Cloetta Class B	9,063	24,761
Concentric	2,269	30,670
Dios Fastigheter	6,284	39,995
Dometic Group	13,171	82,168
Duni	3,070	33,936
Dustin Group	2,557	21,295
Eastnine	1,862	19,517
Electrolux B	4,701	99,091
Elekta Class B	4,571	54,277
†Enea	691	7,916
†Epiroc Class A	5,937	56,429
†Epiroc Class B	1,908	17,032
Essity Class B	4,944	121,531
Fabege	4,066	54,346
Fagerhult	1,536	13,151
†Fastighets Balder Class B	1,822	51,942
†Fingerprint Cards Class B	23,930	27,635

LVIP Dimensional International Core Equity Fund–41

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Getinge Class B	12,848	$ 116,180
Granges	7,012	63,670
Gunnebo	3,239	8,231
Haldex	3,002	23,528
Heba Fastighets Class B	996	14,328
†Hembla	1,457	24,428
Hemfosa Fastigheter	5,440	42,928
Hennes & Mauritz Class B	7,150	101,681
Hexagon Class B	1,095	50,619
Hexpol	6,700	53,173
HMS Networks	904	12,558
Holmen Class B	4,202	83,097
Hufvudstaden Class A	1,839	28,460
Humana	2,175	14,724
Husqvarna Class A	357	2,642
Husqvarna Class B	15,304	113,616
ICA Gruppen	2,474	88,381
Indutrade	2,575	59,808
Intrum	3,658	84,986
Inwido	2,366	14,850
ITAB Shop Concept Class B	1,500	2,539
JM	6,120	119,881
KappAhl	8,744	17,166
Kindred Group SDR	7,464	68,614
Klovern Class B	25,228	29,333
KNOW IT	1,633	28,355
Kungsleden	6,895	49,041
Lagercrantz Group Class B	3,838	37,367
Lifco Class B	685	25,360
Lindab International	4,961	35,581
Loomis Class B	4,760	153,438
Lundin Petroleum	1,834	45,802
†Medivir Class B	3,853	10,412
Mekonomen	2,222	22,815
Momentum Group Class B	1,030	9,436
Mycronic	2,215	29,596
NCC Class B	36	560
†NetEnt	5,521	22,729
New Wave Group Class B	1,826	9,777
Nibe Industrier Class B	3,204	32,935
Nobia	8,020	44,708
Nobina	7,263	48,989
Nokian Renkaat	7,554	232,011
Nolato Class B	1,916	79,303
Nordic Waterproofing Holding	2,580	20,755
NP3 Fastigheter	1,486	10,228
†Nyfosa	5,440	26,243
Opus Group	18,102	9,733
Oriflame Holding	1,332	29,961
Peab	14,960	122,485
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Platzer Fastigheter Holding Class B	1,642	$ 11,073
Pricer Class B	11,019	11,588
Proact IT Group	780	14,427
†Qliro Group	11,964	12,376
†Radisson Hospitality	3,703	17,130
Ratos Class B	13,410	35,294
†RaySearch Laboratories	882	9,646
†Recipharm Class B	3,077	39,325
Resurs Holding	4,692	28,966
Rottneros	8,551	7,976
†Saab	250	8,615
Saab Class B	1,001	34,681
Sagax Class B	1,345	19,667
Sandvik	9,776	140,073
†SAS	26,948	63,556
Scandi Standard	5,314	37,114
Scandic Hotels Group	3,092	27,291
†Sectra Class B	568	12,196
Securitas Class B	4,831	77,827
Skandinaviska Enskilda Banken Class A	24,410	237,287
Skanska Class B	7,236	115,380
SKF Class A	693	10,496
SKF Class B	12,489	189,816
SkiStar	1,958	45,710
SSAB Class A	8,512	29,356
SSAB Class B	14,970	42,247
SSAB (Helsinki Stock Exchange) Class B	7,881	21,749
Svenska Cellulosa SCA Class A	1,121	9,001
Svenska Cellulosa SCA Class B	17,336	134,712
Svenska Handelsbanken Class A	21,342	237,444
Svenska Handelsbanken Class B	861	9,846
Sweco Class B	1,386	30,860
Swedbank Class A	13,086	292,487
Swedish Match	1,648	64,878
†Swedish Orphan Biovitrum	1,348	29,354
Systemair	645	7,045
Tele2 Class B	16,125	205,655
Telefonaktiebolaget LM Ericsson Class B	28,194	249,572
Telia	62,638	297,962
Thule Group	3,579	65,504
Trelleborg Class B	5,924	93,336
Troax Group	550	15,793
Vitrolife	2,020	33,744
Volvo Class A	4,893	64,304
Volvo Class B	31,722	415,369
Wallenstam Class B	6,110	56,664

LVIP Dimensional International Core Equity Fund–42

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Wihlborgs Fastigheter	4,352	$ 50,457
		8,538,779
Switzerland–5.97%
ABB	42,706	815,518
Adecco Group	7,892	370,943
†Allreal Holding	1,143	178,062
†Alpiq Holding	434	33,823
†ALSO Holding	352	39,932
†ams	809	19,481
APG SGA	54	18,163
†Arbonia	2,175	23,950
†Aryzta	44,330	49,115
Ascom Holding	2,343	32,476
Autoneum Holding	251	37,756
Baloise Holding	2,134	294,622
Banque Cantonale de Geneve	127	24,808
Banque Cantonale Vaudoise	142	107,200
Barry Callebaut	62	96,761
Belimo Holding	16	64,177
Bell Food Group	131	40,718
†Bellevue Group	933	18,838
Berner Kantonalbank	291	57,691
BKW	572	40,001
Bobst Group	566	39,387
Bossard Holding Class A	510	72,801
Bucher Industries	378	101,965
Burkhalter Holding	316	25,113
†Calida Holding	290	8,960
Carlo Gavazzi Holding	46	11,464
Cembra Money Bank	1,456	115,525
†Cham Group	36	15,163
Chocoladefabriken Lindt & Spruengli Class R	1	74,575
†Cicor Technologies	245	9,849
Cie Financiere Richemont	7,107	458,313
Cie Financiere Tradition	102	10,588
†Clariant	10,371	191,259
Coltene Holding	173	14,830
Conzzeta	56	43,811
†Credit Suisse Group ADR	583	6,331
†Credit Suisse Group	34,854	381,013
Daetwyler Holding	454	57,735
DKSH Holding	1,112	76,883
dormakaba Holding	162	98,005
†Dufry	1,687	160,640
†EFG International	6,005	35,207
Emmi	112	77,754
EMS-Chemie Holding	119	56,658
†Evolva Holding	58,889	13,780
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
†Feintool International Holding	279	$ 21,362
Fenix Outdoor International	263	25,381
Flughafen Zurich	1,195	197,753
Forbo Holding	102	143,557
†GAM Holding	9,624	37,948
Geberit	550	214,181
Georg Fischer	314	251,916
Givaudan	113	262,010
Gurit Holding	24	21,178
Helvetia Holding	423	247,375
†HOCHDORF Holding	78	8,094
Huber + Suhner	884	59,054
Implenia	1,019	34,289
†Inficon Holding	131	66,417
Interroll Holding	40	59,093
Intershop Holding	66	32,793
†Julius Baer Group	6,361	226,684
Jungfraubahn Holding	207	26,430
†Kardex	617	71,345
Komax Holding	298	69,791
†Kudelski	1,531	8,765
Kuehne + Nagel International Class R	718	92,426
†LafargeHolcim	6,719	277,283
LEM Holding	23	24,524
Liechtensteinische Landesbank	961	62,770
Logitech International	1,164	36,769
Logitech International (New York Shares) Class R	2,260	70,693
†Lonza Group	1,665	432,824
Luzerner Kantonalbank	220	103,022
Metall Zug	12	30,551
Mobilezone Holding	2,635	29,328
Mobimo Holding	405	96,541
Nestle	26,243	2,129,954
Novartis	22,504	1,927,337
Novartis ADR	161	13,815
†OC Oerlikon	11,660	131,294
†Orascom Development Holding	824	12,507
Orior	377	30,570
Panalpina Welttransport Holding	943	125,792
Partners Group Holding	296	180,070
Phoenix Mecano	34	17,428
Plazza Class A	48	10,890
PSP Swiss Property	1,478	145,759
Rieter Holding	188	24,639
Roche Holding	4,958	1,230,867
Roche Holding (Swiss Exchange)	150	36,586

LVIP Dimensional International Core Equity Fund–43

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Romande Energie Holding	5	$ 6,003
†Schaffner Holding	33	8,662
Schindler Holding	319	62,001
†Schmolz + Bickenbach	41,908	23,024
Schweiter Technologies	66	58,309
†SFS Group	1,215	94,457
SGS	75	168,827
†Siegfried Holding	187	63,956
Sika	2,700	342,964
Sonova Holding	1,217	200,131
St Galler Kantonalbank	194	89,170
Straumann Holding Class R	210	132,628
Sulzer	744	59,294
†Sunrise Communications Group	4,356	383,516
Swatch Group	665	194,085
Swatch Group (Swiss Exchange)	1,203	69,584
†Swiss Life Holding	766	295,653
Swiss Re	4,225	388,701
Swisscom	1,094	522,907
Swissquote Group Holding	868	40,162
Tamedia	63	6,762
†Temenos	1,417	170,271
†u-blox Holding	564	45,385
†UBS Group (New York Shares)	30,097	375,407
†UBS GROUP REG COMMON STOCK CHF.1	24,032	297,516
Valiant Holding	898	98,830
†Valora Holding	234	51,295
†VAT Group	496	43,675
Vaudoise Assurances Holding	91	44,972
Vetropack Holding	10	20,463
Vifor Pharma	2,091	227,533
Vontobel Holding	1,634	83,836
VP Bank	344	49,488
VZ Holding	106	28,629
†Ypsomed Holding	278	32,933
Zehnder Group	646	21,980
Zug Estates Holding	9	15,337
Zuger Kantonalbank	7	40,594
Zurich Insurance Group	2,382	710,047
		19,450,286
United Kingdom–15.85%
4imprint Group	461	10,841
888 Holdings	14,760	32,923
AA	31,539	30,150
†Acacia Mining	16,771	39,183
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Admiral Group	4,204	$ 109,698
AG Barr	8,617	86,658
Aggreko	18,915	176,363
Anglo-Eastern Plantations	1,229	8,933
Arrow Global Group	10,826	24,365
Ascential	12,820	61,603
Ashmore Group	11,961	55,775
Ashtead Group	10,501	219,044
†ASOS	410	11,903
Associated British Foods	3,646	95,028
AstraZeneca	357	26,649
AstraZeneca ADR	16,104	611,630
Auto Trader Group	41,240	239,332
AVEVA Group	1,487	45,873
Aviva	98,284	470,387
Avon Rubber	2,181	34,749
B&M European Value Retail	68,581	246,111
Babcock International Group	28,233	176,097
BAE Systems	50,599	295,946
Balfour Beatty	26,792	85,108
Bank of Georgia Group	1,523	26,754
Barclays	69,833	133,609
Barclays ADR	41,492	312,850
Barratt Developments	49,725	293,314
BBA Aviation	30,369	84,419
BCA Marketplace	4,398	12,319
Beazley	16,454	105,748
Bellway	11,571	371,250
Berkeley Group Holdings	8,756	388,356
BHP Group	8,188	173,021
Biffa	16,861	42,079
Bodycote	14,322	132,473
†boohoo Group	35,966	74,196
Bovis Homes Group	9,417	103,375
BP	72,459	458,063
BP ADR	56,761	2,152,377
Braemar Shipping Services	3,535	9,152
Brewin Dolphin Holdings	23,319	95,763
British American Tobacco	31,243	994,121
Britvic	13,669	139,216
BT Group	150,850	458,674
BT Group ADR	2,800	42,560
†BTG	5,494	58,260
Bunzl	3,184	96,153
Burberry Group	6,420	140,977
Capital & Counties Properties	32,493	95,748
Card Factory	28,435	62,853
CareTech Holdings	2,708	11,839

LVIP Dimensional International Core Equity Fund–44

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Carnival ADR	748	$ 36,450
Centamin	62,967	87,613
Central Asia Metals	4,795	13,293
Centrica	127,698	220,275
Charles Taylor	2,800	7,739
Chemring Group	10,580	21,738
Chesnara	6,319	27,799
Cineworld Group	51,862	174,131
City of London Investment Group	91	441
Clarkson	1,296	31,386
Close Brothers Group	13,227	242,743
CLS Holdings	9,454	25,426
CMC Markets	11,645	15,615
†Cobham	153,600	191,510
†Coca-Cola European Partners	4,217	194,322
†Coca-Cola HBC	4,056	126,943
Compass Group	11,666	245,509
Computacenter	6,315	81,007
Connect Group	11,057	6,025
Consort Medical	2,364	28,476
ConvaTec Group	76,383	135,297
Costain Group	7,704	30,981
Countryside Properties	6,856	26,601
†Countrywide	6,331	690
Cranswick	3,208	107,737
Crest Nicholson Holdings	19,125	80,047
Croda International	2,497	149,123
CVS Group	1,891	15,944
CYBG	49,935	115,329
Daily Mail & General Trust Class A	6,101	44,714
Dairy Crest Group	13,827	74,546
Dart Group	7,449	73,382
DCC	3,617	275,906
De La Rue	3,905	21,073
Debenhams	32,597	2,131
Devro	15,625	31,905
DFS Furniture	7,788	18,047
Diageo	3,922	140,150
Diageo ADR	2,366	335,499
†Dialog Semiconductor	2,683	69,526
Dignity	2,479	22,021
Diploma	8,268	127,620
Direct Line Insurance Group	100,546	408,714
DiscoverIE Group	3,315	15,338
Dixons Carphone	70,444	107,893
Domino's Pizza Group	23,734	70,538
Drax Group	27,505	125,833
DS Smith	90,792	346,240
Dunelm Group	4,893	33,740
easyJet	5,494	77,415
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†EI Group	30,183	$ 69,864
Electrocomponents	35,880	231,762
Elementis	12,203	28,352
EMIS Group	2,182	25,392
†EnQuest	81,097	22,639
Entertainment One	34,991	159,020
Equiniti Group Class WI	14,377	39,726
Essentra	12,141	52,986
Euromoney Institutional Investor	3,473	51,218
Evraz	13,963	85,502
Experian	10,367	251,316
†Faroe Petroleum	23,569	43,933
FDM Group Holdings	2,676	25,342
Ferguson	3,142	200,768
Ferrexpo	25,210	62,546
Fevertree Drinks	4,270	119,732
†Fiat Chrysler Automobiles	41,922	604,446
†Findel	3,000	8,183
†Firstgroup	108,881	115,779
†FLEX LNG	11,795	16,936
Foxtons Group	7,206	4,885
Fuller Smith & Turner Class A	1,225	13,891
G4S	115,675	292,000
Galliford Try	7,192	57,140
†GAME Digital	3,172	886
Games Workshop Group	1,693	65,519
†Gem Diamonds	5,209	7,370
†Georgia Capital	1,523	19,820
GlaxoSmithKline	11,664	222,293
GlaxoSmithKline ADR	10,835	414,005
†Glencore	264,144	982,105
Go-Ahead Group	3,728	72,607
Gocompare.Com Group	21,795	19,001
Grafton Group	9,538	78,181
Greencore Group	29,457	66,907
Greene King	20,613	138,762
Greggs	10,373	167,425
†Gulf Keystone Petroleum	17,982	41,196
GVC Holdings	21,590	185,349
Gym Group	5,199	18,091
H&T Group	4,180	14,106
Halfords Group	18,444	60,080
Halma	16,660	290,224
Hargreaves Lansdown	6,159	145,260
Hastings Group Holdings	16,993	40,443
Hays	111,976	199,895
Headlam Group	2,792	14,591
Helical	5,644	22,948
Henry Boot	32	98
Hikma Pharmaceuticals	8,963	196,003
Hill & Smith Holdings	6,877	105,248
Hilton Food Group	3,552	40,828

LVIP Dimensional International Core Equity Fund–45

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Hiscox	8,260	$ 170,722
Hochschild Mining	18,007	35,891
Hollywood Bowl Group	3,683	10,938
HomeServe	20,430	225,668
Howden Joinery Group	51,696	286,835
HSBC Holdings ADR	51,968	2,136,404
HSBC Holdings (London Shares)	15,116	124,703
Hunting	7,524	45,947
Huntsworth	11,191	15,405
Ibstock	28,769	72,948
IMI	20,902	251,715
Imperial Brands	10,277	311,925
Inchcape	37,020	260,501
†Indivior	24,115	34,551
Informa	10,480	84,120
Inmarsat	21,606	104,339
InterContinental Hotels Group ADR	1,685	91,984
International Consolidated Airlines Group (London Stock Exchange)	25,750	203,104
†Interserve	4,306	581
Intertek Group	3,526	215,801
Investec	31,370	176,353
ITE Group	29,980	24,269
ITV	73,083	116,323
IWG	53,169	141,478
J D Wetherspoon	7,462	105,756
J Sainsbury	41,907	141,667
James Fisher & Sons	4,424	97,777
Jardine Lloyd Thompson Group	6,464	155,882
JD Sports Fashion	41,146	183,218
John Laing Group	20,744	87,880
John Menzies	6,643	43,123
John Wood Group	39,365	253,272
Johnson Matthey	5,307	189,490
Johnson Service Group	7,443	11,118
†JPJ Group	1,380	11,230
Jupiter Fund Management	21,385	80,431
†Just Eat	5,132	38,379
Just Group	23,048	26,943
Kainos Group	3,464	17,584
KAZ Minerals	17,192	116,963
KCOM Group	39,027	36,313
Keller Group	5,506	34,695
Kier Group	5,265	27,349
Kin and Carta	1,227	1,512
Kingfisher	85,103	223,760
†Lamprell	12,474	9,619
Lancashire Holdings	11,493	88,691
Legal & General Group	195,355	575,588
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Liberty Global Class A	1,294	$ 27,614
†Liberty Global Class C	3,168	65,388
Linde	958	152,076
Liontrust Asset Management	2,854	21,171
Lloyds Banking Group	870,522	573,830
Lloyds Banking Group ADR	51,026	130,627
London Stock Exchange Group	5,091	264,124
†Lonmin	4,567	2,641
Lookers	24,983	29,423
LSL Property Services	3,879	10,839
†Luceco	17,351	7,630
Majestic Wine	5,307	16,708
Man Group	116,248	196,959
Marks & Spencer Group	88,372	277,169
Marshalls	15,329	90,814
Marston's	45,699	54,757
†McBride	15,062	23,998
McCarthy & Stone	29,937	52,925
McColl's Retail Group	81	57
Mears Group	4,643	19,375
Mediclinic International	10,592	43,492
Meggitt	38,283	229,967
Melrose Industries	108,653	226,987
Merlin Entertainments	47,739	193,370
†Metro Bank	783	16,865
Micro Focus International	7,620	133,492
Micro Focus International ADR	8,701	149,744
Millennium & Copthorne Hotels	8,935	53,237
†Mitchells & Butlers	17,776	58,320
Mitie Group	21,455	30,252
MJ Gleeson	2,085	17,059
Mondi	5,636	117,385
Moneysupermarket.com Group	25,192	88,448
Morgan Advanced Materials	24,596	82,513
Morgan Sindall Group	3,548	47,665
†Mothercare	8,872	1,812
Motorpoint group	3,394	8,716
N Brown Group	4,375	5,256
National Express Group	32,179	153,397
National Grid	5,385	52,683
National Grid ADR	2,544	122,061
NCC Group	2,225	4,988
Next	1,816	92,465
NMC Health	1,641	57,273
Norcros	5,059	12,252
Northgate	15,561	74,855
†Nostrum Oil & Gas	4,575	6,006

LVIP Dimensional International Core Equity Fund–46

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Ocado Group	7,291	$ 73,490
On the Beach Group	10,599	45,430
OneSavings Bank	17,501	78,064
†Ophir Energy	21,800	9,920
Oxford Instruments	4,380	50,803
Pagegroup	26,149	150,211
PayPoint	2,476	25,581
Pearson	12,374	148,239
Pearson ADR	6,249	74,613
Pendragon	139,742	40,076
Pennon Group	18,814	166,315
Persimmon	14,510	357,320
†Petra Diamonds	54,406	26,242
Petrofac	23,627	143,419
†Petropavlovsk	107,235	8,699
Pets at Home Group	22,987	33,919
Phoenix Group Holdings	28,550	205,020
Photo-Me International	13,399	15,222
Playtech	14,137	69,392
Polar Capital Holdings	2,219	13,330
Polypipe Group	17,691	73,902
Porvair	1,608	8,485
Premier Asset Management Group	4,749	10,835
†Premier Foods	42,105	17,710
†Premier Oil	104,372	88,082
†Provident Financial	6,817	49,932
Prudential	3,056	54,569
Prudential ADR	3,096	109,506
PZ Cussons	9,110	24,759
QinetiQ Group	37,066	135,364
Quilter	42,982	64,808
Randgold Resources	575	48,264
Rank Group	8,180	14,367
Reach	20,389	17,152
Reckitt Benckiser Group	2,442	186,999
Redde	19,453	42,040
Redrow	27,256	170,724
RELX	4,305	88,576
RELX ADR	7,714	158,291
RELX (London Stock Exchange)	3,932	81,079
Renewi	30,109	12,623
Renishaw	2,408	130,375
Rentokil Initial	53,152	228,660
Restaurant Group	47,119	85,643
Rhi Magnesita	912	45,543
Ricardo	2,769	22,094
Rightmove	41,268	227,432
Rio Tinto	2,407	115,277
Rio Tinto ADR	22,679	1,099,478
Robert Walters	3,858	27,046
†Rolls-Royce Holdings	32,336	340,660
Rotork	61,959	195,646
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Royal Bank of Scotland Group	3,032	$ 8,411
Royal Bank of Scotland Group ADR	31,077	173,720
Royal Dutch Shell Class A	11,586	341,009
Royal Dutch Shell Class A ADR	21,031	1,225,476
Royal Dutch Shell Class B ADR	20,619	1,235,903
Royal Mail	32,997	114,529
RPC Group	26,913	223,737
RPS Group	7,026	12,179
RSA Insurance Group	25,998	170,618
Saga	78,942	104,192
Sage Group	19,438	149,078
Savills	12,402	111,808
Scapa Group	10,205	39,851
Schroders	2,824	87,950
Schroders Non-Voting Shares	1,277	33,639
Senior	23,298	56,319
Severfield	10,593	9,519
Severn Trent	6,456	149,654
SIG	35,064	48,991
Smith & Nephew	11,761	220,150
Smith & Nephew ADR	1,200	44,856
Smiths Group	14,574	253,718
Soco International	14,884	12,900
Softcat	6,742	50,595
Spectris	3,984	115,779
Speedy Hire	31,265	23,711
Spirax-Sarco Engineering	2,357	187,607
Spire Healthcare Group	13,580	18,858
Spirent Communications	22,437	33,860
†Sports Direct International	18,564	56,346
SSE	24,544	338,942
SSP Group	22,738	187,699
St James's Place	20,997	252,884
St Modwen Properties	13,770	69,645
Stagecoach Group	50,853	85,883
†Stallergenes Greer	249	8,063
Standard Chartered	69,297	538,553
†Standard Lifeerdeen	31,508	103,168
SThree	11,172	40,797
Stobart Group	5,767	10,614
Stock Spirits Group	4,714	12,498
Subsea 7	8,934	87,058
Superdry	2,865	17,094
Synthomer	19,057	86,756
TalkTalk Telecom Group	30,526	44,254
Tarsus Group	591	2,030
Tate & Lyle	31,346	263,768

LVIP Dimensional International Core Equity Fund–47

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Taylor Wimpey	239,709	$ 416,820
Ted Baker	2,008	39,680
Telecom Plus	5,532	100,991
†Telit Communications	9,669	16,009
Tesco	194,495	471,682
Thomas Cook Group	66,553	26,172
Topps Tiles	15,052	12,094
TP ICAP	26,257	100,764
Travis Perkins	15,067	205,411
Trifast	3,187	7,630
TT Electronics	10,234	25,541
TUI	8,315	119,509
†Tullow Oil	137,308	312,169
Tyman	8,845	26,494
U & I Group	11,376	30,238
Ultra Electronics Holdings	5,343	88,501
Unilever	387	20,319
Unilever ADR	7,364	384,769
Unilever (New York Shares)	7,196	387,145
United Utilities Group	17,495	164,497
Urban & Civic	4,192	13,997
†Vectura Group	51,794	46,275
Vertu Motors	43,524	19,555
Vesuvius	8,033	51,856
Victrex	6,017	175,586
Vitec Group	2,446	37,178
Vodafone Group	413,104	803,193
Vodafone Group ADR	2,400	46,272
Volution Group	1,302	2,381
Vp	1,013	12,705
Weir Group	981	16,245
WH Smith	5,900	129,426
Whitbread	1,705	99,567
William Hill	57,293	113,207
Wincanton	9,853	30,517
Wm Morrison Supermarkets	106,465	289,430
WPP	35,301	384,180
WPP ADR	400	21,920
Xaar	886	1,638
XP Power	694	18,620
		51,584,396
United States–0.10%
Burford Capital	2,145	45,250
Carnival (London Stock Exchange)	1,149	55,177
Diversified Gas & Oil	7,951	11,799
Shire	3,842	223,557
		335,783
Total Common Stock (Cost $355,026,901)		320,744,474
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS–0.45%
Germany–0.45%
Bayerische Motoren Werke 4.65%	1,437	$ 102,475
Biotest 0.17%	765	20,636
Draegerwerk & Co. 0.96%	464	24,711
FUCHS PETROLUB 2.22%	2,745	113,484
Henkel & Co. 2.13%	630	68,814
Jungheinrich 1.89%	4,088	107,146
Schaeffler 7.14%	9,333	79,503
Sixt 7.27%	1,464	80,620
STO & Co. 4.72%	150	14,093
Villeroy & Boch 4.27%	830	12,264
Volkswagen 2.71%	5,207	830,285
Total Preferred Stocks (Cost $1,781,973)		1,454,031
ΔRIGHTS–0.01%
Spain–0.01%
=†Faes Farma	20,051	2,352
†Repsol expiration date 1/14/19	26,635	12,207
		14,559
United Kingdom–0.00%
=GVC Holdings	28,381	3,918
		3,918
Total Rights (Cost $14,737)		18,477
ΔWARRANT–0.00%
Singapore–0.00%
=†Ezion Holdings exercise price SGD 0.2763	26,754	0
Total Warrant (Cost $0)		0

MONEY MARKET FUND–1.06%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 2.27%)	3,467,854	3,467,854
Total Money Market Fund (Cost $3,467,854)		3,467,854

LVIP Dimensional International Core Equity Fund–48

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–100.05% (Cost $360,291,465)	325,684,836
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(171,628)
NET ASSETS APPLICABLE TO 35,038,922 SHARES OUTSTANDING–100.00%	$325,513,208
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND STANDARD CLASS ($262,312,271 / 28,231,852 Shares)	$9.291
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND SERVICE CLASS ($63,200,937 / 6,807,070 Shares)	$9.285
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$386,821,676
Distributable earnings/(accumulated loss)	(61,308,468)
TOTAL NET ASSETS	$325,513,208

Δ Securities have been classified by country of origin. Classification by type of business has been presented on page 4 and 5.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
★	Includes $9 cash collateral held at broker for futures contracts, $5,170 payable for fund shares redeemed, $177,272 due to manager and affiliates, $41,276 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1,667,754 payable for securities purchased and $156,015 other accrued expenses payable as of December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
CDI–Chess Depository Interest
CSI–Credit Suisse International
CVA–Dutch Certificate
FDR–Fiduciary Depositary Receipt
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LNG–Liquefied Natural Gas
QSC–Qatari Shareholding Company
SDR–Swedish Depositary Receipt
SGD–Singapore Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–49

LVIP Dimensional International Core Equity Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 9,630,352
Interest	28,159
Foreign Taxes Withheld	(832,480)
8,826,031
EXPENSES:
Management fees	2,302,592
Pricing fees	324,565
Distribution fees-Service Class	145,422
Professional fees	135,098
Custodian fees	116,714
Shareholder servicing fees	89,034
Accounting and administration expenses	74,350
Reports and statements to shareholders	24,093
Trustees’ fees and expenses	9,466
Consulting fees	1,894
Other	1,901
3,225,129
Less:
Management fees waived	(521,921)
Expenses reimbursed	(470,102)
Total operating expenses	2,233,106
NET INVESTMENT INCOME	6,592,925
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,573,879
Foreign currencies	(53,943)
Futures contracts	(370,948)
Net realized gain	1,148,988
Net change in unrealized appreciation (depreciation) of:
Investments	(71,729,186)
Foreign currencies	(27,042)
Foreign currency exchange contracts	(13)
Net change in unrealized appreciation (depreciation)	(71,756,241)
NET REALIZED AND UNREALIZED LOSS	(70,607,253)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(64,014,328)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,592,925	$ 3,789,797
Net realized gain (loss)	1,148,988	(208,507)
Net change in unrealized appreciation (depreciation)	(71,756,241)	43,399,197
Net increase (decrease) in net assets resulting from operations	(64,014,328)	46,980,487
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(5,325,213)	(3,596,150)
Service Class	(1,129,288)	(619,740)
	(6,454,501)	(4,215,890)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	110,175,855	42,529,668
Service Class	42,783,527	33,225,543
Reinvestment of dividends and distributions:
Standard Class	5,325,213	3,596,150
Service Class	1,129,288	619,740
	159,413,883	79,971,101
Cost of shares redeemed:
Standard Class	(6,645,698)	(18,857,243)
Service Class	(10,655,098)	(6,131,371)
	(17,300,796)	(24,988,614)
Increase in net assets derived from capital share transactions	142,113,087	54,982,487
NET INCREASE IN NET ASSETS	71,644,258	97,747,084
NET ASSETS:
Beginning of year	253,868,950	156,121,866
End of year	$325,513,208	$253,868,950
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (3,596,150)
Service Class		(619,740)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–50

LVIP Dimensional International Core Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Standard Class
			Year Ended	5/1/15 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.499	$ 9.192	$ 8.985	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.241	0.204	0.198	0.103
Net realized and unrealized gain (loss)	(2.252)	2.306	0.208	(1.022)
Total from investment operations	(2.011)	2.510	0.406	(0.919)
Less dividends and distributions from:
Net investment income	(0.197)	(0.203)	(0.199)	(0.096)
Total dividends and distributions	(0.197)	(0.203)	(0.199)	(0.096)
Net asset value, end of period	$ 9.291	$ 11.499	$ 9.192	$ 8.985
Total return[3]	(17.55%)	27.36%	4.51%	(9.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 262,312	$210,166	$145,238	$245,437
Ratio of expenses to average net assets	0.68%	0.68%	0.68%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	1.03%	1.10%	1.02%
Ratio of net investment income to average net assets	2.19%	1.94%	2.23%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.59%	1.81%	1.28%
Portfolio turnover	4%	9%	26%	92%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver and expenses reimbursed by the manager. Performance would have been lower had the waiver and expense reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–51

LVIP Dimensional International Core Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Service Class
			Year Ended	5/1/15 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 11.493	$ 9.191	$ 8.987	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.213	0.181	0.178	0.086
Net realized and unrealized gain (loss)	(2.246)	2.297	0.203	(1.020)
Total from investment operations	(2.033)	2.478	0.381	(0.934)
Less dividends and distributions from:
Net investment income	(0.175)	(0.176)	(0.177)	(0.079)
Total dividends and distributions	(0.175)	(0.176)	(0.177)	(0.079)
Net asset value, end of period	$ 9.285	$ 11.493	$ 9.191	$ 8.987
Total return[3]	(17.75%)	27.01%	4.24%	(9.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 63,201	$ 43,703	$10,884	$ 5,518
Ratio of expenses to average net assets	0.93%	0.93%	0.93%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.25%	1.28%	1.35%	1.27%
Ratio of net investment income to average net assets	1.94%	1.69%	1.98%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.34%	1.56%	1.03%
Portfolio turnover	4%	9%	26%	92%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver and expenses reimbursed by the manager. Performance would have been lower had the waiver and expense reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–52

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).
 Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Dimensional International Core Equity Fund–53

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.17% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.68% of the average daily net assets for the Standard Class and 0.93% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$17,040
Legal	3,290
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,340 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Dimensional International Core Equity Fund–54

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 41,276
Management fees payable to LIAC	158,752
Distribution fees payable to LFD	13,300
Printing and mailing fees payable to Lincoln Life	(2,718)
Shareholder servicing fees payable to Lincoln Life	7,938
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$152,347,703
Sales	13,348,873
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments	$362,173,056
Aggregate unrealized appreciation of investments	$ 20,257,841
Aggregate unrealized depreciation of investments	(56,746,061)
Net unrealized depreciation of investments	$ (36,488,220)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 1,179,794	$ 19,170,438	$ 7,754	$ 20,357,986
LVIP Dimensional International Core Equity Fund–55

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Austria	$ 272,625	$ 1,422,075	$ —	$ 1,694,700
Belgium	236,135	3,487,041	—	3,723,176
Canada	27,950,288	—	—	27,950,288
Chile	—	150,023	—	150,023
Colombia	—	139,903	—	139,903
Denmark	137,524	5,271,084	—	5,408,608
Finland	215,957	5,273,617	—	5,489,574
France	760,599	24,258,876	—	25,019,475
Germany	608,431	22,639,947	—	23,248,378
Hong Kong	212,071	9,180,989	33,556	9,426,616
Ireland	802,959	1,615,082	—	2,418,041
Israel	216,355	2,013,627	—	2,229,982
Italy	209,334	8,143,498	—	8,352,832
Japan	567,061	76,681,784	62,017	77,310,862
Luxembourg	—	796,316	—	796,316
Macau	—	206,655	—	206,655
Mexico	—	22,548	—	22,548
Netherlands	907,797	7,314,535	—	8,222,332
New Zealand	90,521	1,542,446	—	1,632,967
Norway	66,159	3,016,637	—	3,082,796
Portugal	11,698	708,056	—	719,754
Russia	—	24,984	—	24,984
Singapore	49,022	3,709,016	35,293	3,793,331
South Africa	—	1,311,975	—	1,311,975
Spain	546,146	7,554,982	—	8,101,128
Sweden	371,738	8,167,041	—	8,538,779
Switzerland	839,128	18,611,158	—	19,450,286
United Kingdom	14,674,514	36,909,882	—	51,584,396
United States	—	335,783	—	335,783
Preferred Stocks
Germany	14,093	1,439,938	—	1,454,031
Rights	12,207	—	6,270	18,477
Warrant	—	—	—	—
Money Market Fund	3,467,854	—	—	3,467,854
Total Investments	$54,420,010	$271,119,936	$144,890	$325,684,836
The securities that have been valued at zero on the “Statement of Net Assets” are considered to be Level 3 investments in this table.
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, passive foreign investment companies and former tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$6,454,501	$4,215,890
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 424,789
Capital loss carryforward	(25,232,823)
Net unrealized depreciation	(36,500,434)
Distributable earnings/(accumulated loss)	$(61,308,468)
LVIP Dimensional International Core Equity Fund–56

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$21,975,682	$3,257,141	$25,232,823
In 2018, the Fund utilized $1,118,424 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	10,012,515	3,939,938
Service Class	3,851,056	3,143,687
Shares reinvested:
Standard Class	550,738	319,924
Service Class	116,765	55,170
	14,531,074	7,458,719
Shares redeemed:
Standard Class	(608,427)	(1,783,936)
Service Class	(963,447)	(580,363)
	(1,571,874)	(2,364,299)
Net increase	12,959,200	5,094,420
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in
LVIP Dimensional International Core Equity Fund–57

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   No futures contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund used futures contracts as a cash management tool.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ —	$(13)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(370,948)	—
Total		$(370,948)	$(13)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$45,435	$—
Futures contracts (average notional value)	686,817	—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had no assets and liabilities subject to offsetting provisions.
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP Dimensional International Core Equity Fund–58

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 8. Market Risk (continued)
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Core Equity Fund–59

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional International Core Equity Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Dimensional International Core Equity Fund–60

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving
LVIP Dimensional International Core Equity Fund–61

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional International Core Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Small/Mid Value funds category and the MSCI World Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule compared to the fees of clients with similar strategies advised by Dimensional. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC compensates Dimensional from its fees. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with a general increase in assets under management including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Dimensional International Core Equity Fund–62

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Dimensional International Core Equity Fund–63

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Dimensional International Core Equity Fund–64

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Dimensional International Core Equity Fund–65

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Core Equity Fund–66

LVIP Dimensional International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional International Equity Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (16.08%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI ACWI ex USA Index (net dividends)1, returned (14.20%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP Dimensional International Equity Managed Volatility Fund predominately invests in underlying funds that invest in non-US developed market equities, with a bias towards smaller size and value-oriented stocks relative to its market cap weighted benchmark, the MSCI ACWI ex USA index. During the calendar year 2018, the Fund’s value and smaller size bias detracted from relative performance. Value continued to underperform growth in 2018, which contributed to the Fund’s underperformance. In addition, smaller cap stocks were not able to keep pace with their larger counterparts during the year, which also served as a detractor from the Fund’s performance versus its benchmark.
The risk management overlay component of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/11 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,455 for the Standard Class shares and to $10,258 for the Service Class shares. For comparison, look at how the MSCI ACWI ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $11,083. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Dimensional International Equity Managed Volatility Fund–1

LVIP Dimensional International Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 16.08%
Five Years	- 0.83%
Inception (5/2/11)	+ 0.58%
Service Class Shares
One Year	- 16.28%
Five Years	- 1.08%
Inception (5/2/11)	+ 0.33%
1. The MSCI All Country World ex USA® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
LVIP Dimensional International Equity Managed Volatility Fund–2

LVIP Dimensional International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$871.70	0.27%	$1.27
Service Class Shares	1,000.00	870.70	0.52%	2.45
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund–3

LVIP Dimensional International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	47.25%
Investment Company	47.25%
International Equity Fund	47.25%
Unaffiliated Investments	51.80%
Investment Companies	51.80%
International Equity Fund	47.16%
Money Market Fund	4.64%
Total Investments	99.05%
Receivables and Other Assets Net of Liabilities	0.95%
Total Net Assets	100.00%
LVIP Dimensional International Equity Managed Volatility Fund–4

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–47.25%
INVESTMENT COMPANY–47.25%
International Equity Fund–47.25%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional International Core Equity Fund	24,038,336	$ 223,340,180
Total Affiliated Investment (Cost $242,169,999)		223,340,180

UNAFFILIATED INVESTMENTS–51.80%
INVESTMENT COMPANIES–51.80%
International Equity Fund–47.16%
*Dimensional Investment Group–– DFA International Value Portfolio	13,999,525	222,872,444
222,872,444
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.64%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	21,933,874	$ 21,933,874
		21,933,874
Total Unaffiliated Investments (Cost $248,672,423)		244,806,318
TOTAL INVESTMENTS–99.05% (Cost $490,842,422)	468,146,498
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.95%	4,481,449
NET ASSETS APPLICABLE TO 53,190,166 SHARES OUTSTANDING–100.00%	$472,627,947

✧✧ Standard Class shares.
* Class I shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(171)	British Pound	$(13,669,312)	$(13,566,159)	3/18/19	$ —	$(103,153)
(149)	Euro	(21,460,656)	(21,305,083)	3/18/19	—	(155,573)
(135)	Japanese Yen	(15,476,063)	(14,981,033)	3/18/19	—	(495,030)
					—	(753,756)
Equity Contracts:
(71)	E-mini MSCI Emerging Markets Index	(3,432,140)	(3,458,053)	3/15/19	25,913	—
(46)	E-mini Russell 2000 Index	(3,102,700)	(3,195,584)	3/15/19	92,884	—
(27)	E-mini S&P 500 Index	(3,382,020)	(3,449,661)	3/15/19	67,641	—
(19)	E-mini S&P MidCap 400 Index	(3,158,180)	(3,298,357)	3/15/19	140,177	—
(637)	Euro STOXX 50 Index	(21,705,517)	(22,231,658)	3/15/19	526,141	—
(156)	FTSE 100 Index	(13,240,594)	(13,397,954)	3/15/19	157,360	—
(85)	Nikkei 225 Index (OSE)	(15,510,241)	(16,659,767)	3/7/19	1,149,526	—
					2,159,642	—
Total Futures Contracts					$2,159,642	$(753,756)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
LVIP Dimensional International Equity Managed Volatility Fund–5

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments (continued)
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–6

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Unaffiliated investments, at value	$244,806,318
Affiliated investment, at value	223,340,180
Cash collateral held at broker for futures contracts	4,535,310
Receivable for fund shares sold	672,600
Dividends and interest receivable	43,890
Prepaid expenses	1,847
TOTAL ASSETS	473,400,145
LIABILITIES:
Payable for securities purchased	282,385
Variation margin due to broker on futures contracts	195,890
Due to manager and affiliates	189,270
Payable for fund shares redeemed	84,654
Other accrued expenses payable	19,999
TOTAL LIABILITIES	772,198
TOTAL NET ASSETS	$472,627,947
Unaffiliated investments, at cost	$248,672,423
Affiliated investment, at cost	242,169,999
Standard Class:
Net Assets	$ 17,850,194
Shares Outstanding	2,008,348
Net Asset Value Per Share	$ 8.888
Service Class:
Net Assets	$454,777,753
Shares Outstanding	51,181,818
Net Asset Value Per Share	$ 8.886
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$522,496,476
Distributable earnings/(accumulated loss)	(49,868,529)
TOTAL NET ASSETS	$472,627,947
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–7

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 6,450,732
Dividends from affiliated investment	4,542,332
Interest	62,560
11,055,624
EXPENSES:
Management fees	1,149,974
Distribution fees-Service Class	1,101,253
Shareholder servicing fees	133,397
Accounting and administration expenses	61,252
Professional fees	34,645
Reports and statements to shareholders	32,598
Trustees’ fees and expenses	14,789
Consulting fees	3,922
Custodian fees	537
Pricing fees	150
Other	1,736
2,534,253
Less:
Management fees waived	(183,996)
Total operating expenses	2,350,257
NET INVESTMENT INCOME	8,705,367
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(313,505)
Sale of unaffiliated investments	(373,076)
Distributions from unaffiliated investments	6,948,262
Foreign currencies	(97,713)
Futures contracts	3,198,090
Net realized gain	9,362,058
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(48,143,892)
Unaffiliated investments	(56,665,689)
Foreign currencies	15,697
Futures contracts	1,079,956
Net change in unrealized appreciation (depreciation)	(103,713,928)
NET REALIZED AND UNREALIZED LOSS	(94,351,870)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (85,646,503)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,705,367	$ 6,667,922
Net realized gain	9,362,058	4,723,509
Net change in unrealized appreciation (depreciation)	(103,713,928)	65,368,598
Net increase (decrease) in net assets resulting from operations	(85,646,503)	76,760,029
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(375,601)	(417,093)
Service Class	(8,452,615)	(7,002,648)
	(8,828,216)	(7,419,741)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,837,284	2,201,004
Service Class	189,753,618	82,327,327
Reinvestment of dividends and distributions:
Standard Class	375,601	417,093
Service Class	8,452,615	7,002,648
	201,419,118	91,948,072
Cost of shares redeemed:
Standard Class	(1,590,600)	(3,158,686)
Service Class	(34,376,072)	(42,656,816)
	(35,966,672)	(45,815,502)
Increase in net assets derived from capital share transactions	165,452,446	46,132,570
NET INCREASE IN NET ASSETS	70,977,727	115,472,858
NET ASSETS:
Beginning of year	401,650,220	286,177,362
End of year	$ 472,627,947	$401,650,220
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (417,093)
Service Class		(7,002,648)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–8

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.820	$ 8.760	$ 8.941	$ 9.403	$ 10.391
Income (loss) from investment operations:
Net investment income[2]	0.222	0.220	0.215	0.089	0.270
Net realized and unrealized gain (loss)	(1.962)	2.070	(0.047)	(0.461)	(1.048)
Total from investment operations	(1.740)	2.290	0.168	(0.372)	(0.778)
Less dividends and distributions from:
Net investment income	(0.192)	(0.230)	(0.206)	(0.090)	(0.210)
Net realized gain	—	—	(0.143)	—	—
Total dividends and distributions	(0.192)	(0.230)	(0.349)	(0.090)	(0.210)
Net asset value, end of period	$ 8.888	$ 10.820	$ 8.760	$ 8.941	$ 9.403
Total return[3]	(16.08%)	26.16%	1.97%	(3.97%)	(7.50%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 17,850	$ 19,908	$16,599	$ 16,022	$ 33,237
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.22%	0.19%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.31%	0.33%	0.33%
Ratio of net investment income to average net assets	2.13%	2.23%	2.48%	0.92%	2.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.09%	2.19%	2.39%	0.78%	2.62%
Portfolio turnover	2%	7%	61%	119% [5]	13%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–9

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.817	$ 8.760	$ 8.942	$ 9.403	$ 10.390
Income (loss) from investment operations:
Net investment income[2]	0.195	0.196	0.193	0.064	0.243
Net realized and unrealized gain (loss)	(1.956)	2.066	(0.048)	(0.458)	(1.046)
Total from investment operations	(1.761)	2.262	0.145	(0.394)	(0.803)
Less dividends and distributions from:
Net investment income	(0.170)	(0.205)	(0.184)	(0.067)	(0.184)
Net realized gain	—	—	(0.143)	—	—
Total dividends and distributions	(0.170)	(0.205)	(0.327)	(0.067)	(0.184)
Net asset value, end of period	$ 8.886	$ 10.817	$ 8.760	$ 8.942	$ 9.403
Total return[3]	(16.28%)	25.84%	1.72%	(4.21%)	(7.74%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 454,778	$381,742	$269,578	$246,353	$182,247
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.47%	0.44%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.56%	0.58%	0.58%
Ratio of net investment income to average net assets	1.88%	1.98%	2.23%	0.67%	2.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	1.94%	2.14%	0.53%	2.37%
Portfolio turnover	2%	7%	61%	119% [5]	13%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–10

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP Dimensional International Equity Managed Volatility Fund–11

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.04% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$25,560
Legal	5,135
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $23,628 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 84,026
Distribution fees payable to LFD	96,226
Printing and mailing fees payable to Lincoln Life	(2,586)
Shareholder servicing fees payable to Lincoln Life	11,604
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional International Equity Managed Volatility Fund–12

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-47.25%@
International Equity Fund-47.25%@
✧✧LVIP Dimensional International Core Equity Fund	$190,380,514	$85,118,928	$3,701,865	$(313,505)	$(48,143,892)	$223,340,180	24,038,336	$4,542,332	$—

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$176,499,055
Sales	6,856,602
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$495,382,910
Aggregate unrealized appreciation of investments and derivatives	$ 2,159,642
Aggregate unrealized depreciation of investments and derivatives	(28,246,528)
Net unrealized depreciation of investments and derivatives	$ (26,086,886)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional International Equity Managed Volatility Fund–13

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$223,340,180	$—	$—	$223,340,180
Unaffiliated Investment Companies	244,806,318	—	—	244,806,318
Total Investments	$468,146,498	$—	$—	$468,146,498
Derivatives:
Assets:
Futures Contracts	$ 2,159,642	$—	$—	$ 2,159,642
Liabilities:
Futures Contracts	$ (753,756)	$—	$—	$ (753,756)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$8,828,216	$7,419,741
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 418,872
Capital loss carryforward	(24,216,183)
Net unrealized depreciation	(26,071,218)
Distributable earnings/(accumulated loss)	$(49,868,529)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$24,216,183	$24,216,183
In 2018, the Fund utilized $10,120,015 of capital losses carryforwards.
LVIP Dimensional International Equity Managed Volatility Fund–14

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	276,321	221,406
Service Class	18,215,721	8,217,101
Shares reinvested:
Standard Class	42,277	38,804
Service Class	950,998	651,925
	19,485,317	9,129,236
Shares redeemed:
Standard Class	(150,216)	(315,172)
Service Class	(3,275,301)	(4,352,923)
	(3,425,517)	(4,668,095)
Net increase	16,059,800	4,461,141
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$2,159,642	Variation margin due to broker on futures contracts	$ —
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(753,756)
Total		$2,159,642		$(753,756)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP Dimensional International Equity Managed Volatility Fund–15

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,864,104	$ 2,094,607
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	333,986	(1,014,651)
Total		$3,198,090	$ 1,079,956
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$21,538,824	$26,849,700
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Dimensional International Equity Managed Volatility Fund–17

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Dimensional International Equity Managed Volatility Fund–18

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Dimensional International Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Value funds category and the MSCI ACWI Ex USA Net Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Value funds category and a benchmark index. The Board also considered that the Fund had been restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Dimensional International Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Dimensional International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Dimensional International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Dimensional International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Equity Managed Volatility Fund–23

LVIP Dimensional U.S. Core Equity 1 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 1 Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 1 Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned (7.29%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 3000® Index1, returned (5.24%).
The U.S. market had negative performance for the year but outperformed both developed ex U.S. and emerging markets. The Russell 3000 Index returned (5.2%), as compared to (14.7%) for the MSCI World ex USA IMI2 (net dividends) and (15.1%) for the MSCI Emerging Markets IMI3 (net dividends).
Along the market capitalization dimension, large caps (Russell 1000 Index4) outperformed small caps (Russell 2000 Index5) by 6.2% for the year. Similarly, mid caps (Russell Midcap Index6), a subset of the Russell 1000 Index universe, outperformed small caps by 2.0%. Along the relative price dimension, large cap value stocks (Russell 1000 Value Index7) underperformed large cap growth stocks (Russell 1000 Growth Index8) by 6.8%, and small cap value stocks (Russell 2000 Value Index9) underperformed small cap growth stocks (Russell 2000 Growth Index10) by 3.6%. It is important to consider the interactions between size, value, and profitability when reviewing the performance of these dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability underperformed stocks with higher relative prices and lower profitability among both large and small caps for the year.
The Fund’s greater emphasis on stocks with smaller market capitalizations detracted from relative performance against its benchmark, as these stocks underperformed large caps for the year. With value stocks generally underperforming growth stocks for the year, the Fund’s greater emphasis on value stocks also detracted from relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Joseph H. Chi
Jed S. Fogdall
Lukas Smart
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 1 Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $31,136. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $34,495. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 7.29%
Five Years	+ 7.29%
Ten Years	+ 12.03%
Service Class Shares
One Year	- 7.60%
Five Years	+ 6.92%
Ten Years	+ 11.64%
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The MSCI World ex USA Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
3. The MSCI Emerging Markets Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Dimensional U.S. Core Equity 1 Fund–1

LVIP Dimensional U.S. Core Equity 1 Fund
2018 Annual Report Commentary (unaudited) (continued)
4. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.
5. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.
6. The Russell Midcap Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion.
7. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
9. The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
10. The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 1 Fund–2

LVIP Dimensional U.S. Core Equity 1 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$902.40	0.42%	$2.01
Service Class Shares	1,000.00	900.90	0.77%	3.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.42%	$2.14
Service Class Shares	1,000.00	1,021.30	0.77%	3.92

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 1 Fund–3

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.70%
Aerospace & Defense	2.52%
Air Freight & Logistics	0.77%
Airlines	0.88%
Auto Components	0.68%
Automobiles	0.49%
Banks	6.21%
Beverages	1.66%
Biotechnology	2.38%
Building Products	0.62%
Capital Markets	2.64%
Chemicals	2.33%
Commercial Services & Supplies	1.08%
Communications Equipment	1.16%
Construction & Engineering	0.37%
Construction Materials	0.13%
Consumer Finance	1.03%
Containers & Packaging	0.72%
Distributors	0.21%
Diversified Consumer Services	0.43%
Diversified Financial Services	1.19%
Diversified Telecommunication Services	1.92%
Electric Utilities	1.61%
Electrical Equipment	0.66%
Electronic Equipment, Instruments & Components	1.45%
Energy Equipment & Services	0.52%
Equity Real Estate Investment Trusts	0.02%
Food & Staples Retailing	1.57%
Food Products	1.35%
Gas Utilities	0.33%
Health Care Equipment & Supplies	2.30%
Health Care Providers & Services	2.94%
Health Care Technology	0.22%
Hotels, Restaurants & Leisure	2.41%
Household Durables	0.80%
Household Products	1.19%
Independent Power and Renewable Electricity Producers	0.24%
Industrial Conglomerates	1.11%
Insurance	3.00%
Internet & Direct Marketing Retail	3.06%
Internet Software & Services	2.63%
IT Services	4.70%
Leisure Products	0.23%
Life Sciences Tools & Services	0.89%
Machinery	2.84%
Marine	0.07%
Security Type/Sector	Percentage of Net Assets
Media	2.73%
Metals & Mining	0.65%
Multiline Retail	0.79%
Multi-Utilities	0.94%
Oil, Gas & Consumable Fuels	3.93%
Paper & Forest Products	0.13%
Personal Products	0.34%
Pharmaceuticals	3.59%
Professional Services	0.70%
Real Estate Management & Development	0.28%
Road & Rail	1.33%
Semiconductors & Semiconductor Equipment	3.72%
Software	4.64%
Specialty Retail	3.42%
Technology Hardware, Storage & Peripherals	3.57%
Textiles, Apparel & Luxury Goods	1.06%
Thrifts & Mortgage Finance	0.43%
Tobacco	0.81%
Trading Companies & Distributors	0.69%
Transportation Infrastructure	0.02%
Water Utilities	0.19%
Wireless Telecommunication Services	0.18%
Rights	0.00%
Money Market Fund	0.35%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	3.00%
Microsoft	2.41%
Amazon.com	2.39%
Johnson & Johnson	1.14%
Berkshire Hathaway Class B	1.12%
JPMorgan Chase & Co.	1.07%
Intel	1.01%
Verizon Communications	0.95%
Exxon Mobil	0.87%
Visa Class A	0.83%
Total	14.79%

IT–Information Technology

LVIP Dimensional U.S. Core Equity 1 Fund–4

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.70%
Aerospace & Defense–2.52%
AAR	5,389	$ 201,225
†Aerojet Rocketdyne Holdings	9,478	333,910
†Aerovironment	2,215	150,509
Arconic	20,606	347,417
†Astronics	2,505	76,277
†Astronics Class B	1,181	35,914
†Axon Enterprise	1,811	79,231
Boeing	18,830	6,072,675
BWX Technologies	10,734	410,361
Cubic	2,973	159,769
Curtiss-Wright	6,659	680,017
†Ducommun	1,600	58,112
†Engility Holdings	376	10,701
†Esterline Technologies	4,509	547,618
General Dynamics	12,570	1,976,130
Harris	7,795	1,049,597
HEICO	3,196	247,626
HEICO Class A	7,800	491,400
Hexcel	12,095	693,527
Huntington Ingalls Industries	3,927	747,347
†KeyW Holding	9,900	66,231
†Kratos Defense & Security Solutions	12,058	169,897
L3 Technologies	3,767	654,177
Lockheed Martin	10,448	2,735,704
†Mercury Systems	3,446	162,961
Moog Class A	5,219	404,368
National Presto Industries	1,066	124,637
Northrop Grumman	8,155	1,997,160
Raytheon	11,202	1,717,827
Spirit AeroSystems Holdings Class A	8,350	601,952
†Teledyne Technologies	2,365	489,721
Textron	22,144	1,018,403
†TransDigm Group	3,095	1,052,486
Triumph Group	6,690	76,935
United Technologies	36,770	3,915,270
†Vectrus	2,921	63,035
†Wesco Aircraft Holdings	14,929	117,939
		29,738,066
Air Freight & Logistics–0.77%
†Air Transport Services Group	11,784	268,793
†Atlas Air Worldwide Holdings	3,789	159,858
CH Robinson Worldwide	11,156	938,108
†Echo Global Logistics	2,584	52,533
Expeditors International of Washington	11,713	797,538
FedEx	12,617	2,035,501
Forward Air	5,182	284,233
†Hub Group Class A	4,075	151,060
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Air Freight & Logistics (continued)
United Parcel Service Class B	38,212	$ 3,726,816
†XPO Logistics	12,314	702,390
		9,116,830
Airlines–0.88%
Alaska Air Group	15,098	918,713
Allegiant Travel	2,149	215,373
American Airlines Group	26,426	848,539
Copa Holdings Class A	4,803	378,044
Delta Air Lines	46,387	2,314,711
Hawaiian Holdings	9,950	262,780
†JetBlue Airways	33,203	533,240
SkyWest	6,659	296,126
Southwest Airlines	37,480	1,742,071
†Spirit Airlines	10,860	629,011
†United Continental Holdings	26,032	2,179,659
		10,318,267
Auto Components–0.68%
Adient	7,115	107,152
†American Axle & Manufacturing Holdings	15,047	167,022
Aptiv	16,408	1,010,240
Autoliv	7,240	508,465
BorgWarner	16,936	588,357
Cooper Tire & Rubber	10,762	347,935
†Cooper-Standard Holdings	2,502	155,424
Dana	30,421	414,638
Delphi Technologies	6,922	99,123
†Dorman Products	3,454	310,929
†Fox Factory Holding	4,534	266,917
†Garrett Motion	3,608	44,523
Gentex	34,298	693,163
†Gentherm	4,875	194,902
Goodyear Tire & Rubber	34,879	711,880
†Horizon Global	2,190	3,132
LCI Industries	3,305	220,774
Lear	7,285	895,035
†Modine Manufacturing	8,303	89,755
†Motorcar Parts of America	2,029	33,763
Standard Motor Products	2,906	140,738
†Stoneridge	3,532	87,064
Superior Industries International	3,283	15,791
Tenneco Class A	8,836	242,018
Tower International	4,230	100,674
†Veoneer	7,240	170,647
†Visteon	6,208	374,218
		7,994,279
Automobiles–0.49%
Ford Motor	222,142	1,699,386
General Motors	75,934	2,539,992
LVIP Dimensional U.S. Core Equity 1 Fund–5

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Automobiles (continued)
Harley-Davidson	15,921	$ 543,225
†Tesla	1,541	512,845
Thor Industries	7,273	378,196
Winnebago Industries	3,677	89,020
		5,762,664
Banks–6.21%
1st Source	3,376	136,188
Ameris Bancorp	8,344	264,255
Arrow Financial	470	15,049
Associated Banc-Corp	16,938	335,203
†Atlantic Capital Bancshares	2,200	36,014
Banc of California	9,953	132,474
BancFirst	3,473	173,303
†Bancorp	11,149	88,746
BancorpSouth Bank	10,113	264,354
Bank of America	306,929	7,562,731
Bank of Hawaii	5,806	390,860
Bank of Marin Bancorp	800	32,992
Bank of NT Butterfield & Son	6,172	193,492
Bank OZK	13,694	312,634
BankUnited	12,210	365,567
Banner	4,059	217,075
BB&T	23,610	1,022,785
Berkshire Hills Bancorp	5,646	152,273
BOK Financial	5,728	420,034
Boston Private Financial Holdings	14,301	151,162
Bridge Bancorp	1,101	28,065
Brookline Bancorp	9,134	126,232
Bryn Mawr Bank	2,262	77,813
Cadence BanCorp	10,163	170,535
Camden National	1,998	71,868
Capital City Bank Group	800	18,568
Carolina Financial	2,597	76,845
Cathay General Bancorp	8,683	291,141
CBTX	506	14,876
CenterState Bank	8,695	182,943
Central Pacific Financial	5,001	121,774
Chemical Financial	7,551	276,442
CIT Group	10,032	383,925
Citigroup	78,586	4,091,187
Citizens Financial Group	10,989	326,703
City Holding	2,841	192,023
Columbia Banking System	8,265	299,937
Comerica	7,262	498,827
Commerce Bancshares	9,472	533,937
Community Bank System	5,191	302,635
Community Trust Bancorp	2,467	97,718
ConnectOne Bancorp	6,176	114,071
Cullen/Frost Bankers	4,148	364,775
†Customers Bancorp	3,657	66,557
CVB Financial	14,317	289,633
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†Eagle Bancorp	3,814	$ 185,780
East West Bancorp	11,093	482,878
Enterprise Financial Services	3,126	117,631
†Equity Bancshares Class A	1,380	48,645
FB Financial	3,215	112,589
†FCB Financial Holdings Class A	5,210	174,952
Fidelity Southern	2,594	67,496
Fifth Third Bancorp	30,253	711,853
First Bancorp ((North Carolina)	4,235	138,315
First BanCorp (Puerto Rico)	32,583	280,214
First Busey	6,136	150,578
First Citizens BancShares Class A	953	359,329
First Commonwealth Financial	14,092	170,231
First Community Bancshares	1,307	41,144
First Financial	880	35,332
First Financial Bancorp	11,350	269,222
First Financial Bankshares	4,461	257,355
†First Foundation	5,112	65,740
First Hawaiian	5,650	127,182
First Horizon National	31,320	412,171
First Interstate BancSystem Class A	3,666	134,029
First Merchants	8,190	280,671
First Mid-Illinois Bancshares	773	24,674
First Midwest Bancorp	14,084	279,004
First of Long Island	1,772	35,351
First Republic Bank	6,632	576,321
Flushing Financial	4,876	104,980
FNB	32,839	323,136
†Franklin Financial Network	1,323	34,888
Fulton Financial	20,249	313,455
German American Bancorp	1,682	46,709
Glacier Bancorp	7,273	288,156
Great Southern Bancorp	1,490	68,585
Great Western Bancorp	8,042	251,313
Green Bancorp	4,994	85,597
Guaranty Bancorp	864	17,928
Hancock Whitney	9,517	329,764
Hanmi Financial	4,000	78,800
Heartland Financial USA	4,034	177,294
Heritage Commerce	3,187	36,141
Heritage Financial	6,057	180,014
Hilltop Holdings	13,115	233,841
Home BancShares	18,464	301,702
HomeTrust Bancshares	901	23,588
Hope Bancorp	16,420	194,741

LVIP Dimensional U.S. Core Equity 1 Fund–6

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Horizon Bancorp	3,831	$ 60,453
Huntington Bancshares	53,810	641,415
IBERIABANK	4,674	300,445
Independent Bank	2,269	47,694
Independent Bank (Massachusetts)	3,374	237,226
Independent Bank Group	3,684	168,617
International Bancshares	10,063	346,167
Investors Bancorp	34,004	353,642
JPMorgan Chase & Co.	129,185	12,611,040
KeyCorp	30,881	456,421
Lakeland Bancorp	4,993	73,946
Lakeland Financial	2,847	114,336
LegacyTexas Financial Group	5,666	181,822
Live Oak Bancshares	3,640	53,908
M&T Bank	4,902	701,623
MB Financial	9,240	366,181
Mercantile Bank	836	23,625
Midland States Bancorp	1,400	31,276
MidWestOne Financial Group	600	14,898
National Bank Holdings Class A	3,583	110,607
†National Commerce	1,143	41,148
NBT Bancorp	5,373	185,852
†Nicolet Bankshares	573	27,962
OFG Bancorp	8,163	134,363
Old Line Bancshares	800	21,056
Old National Bancorp	17,834	274,644
Opus Bank	5,332	104,454
†Pacific Premier Bancorp	8,345	212,964
PacWest Bancorp	6,709	223,276
Park National	1,685	143,141
Peapack Gladstone Financial	2,958	74,482
Peoples Bancorp	3,493	105,139
People's United Financial	29,963	432,366
People's Utah Bancorp	300	9,045
Pinnacle Financial Partners	5,894	271,713
PNC Financial Services Group	14,174	1,657,082
Popular	10,058	474,939
Preferred Bank	1,509	65,415
Prosperity Bancshares	7,549	470,303
QCR Holdings	1,263	40,530
Regions Financial	53,899	721,169
Renasant	5,232	157,902
Republic Bancorp Class A	1,117	43,250
S&T Bancorp	3,973	150,338
Sandy Spring Bancorp	4,310	135,075
†Seacoast Banking Corp. of Florida	1,194	31,068
ServisFirst Bancshares	6,045	192,654
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Sierra Bancorp	742	$ 17,830
Signature Bank	2,588	266,072
Simmons First National Class A	12,660	305,486
South State	3,499	209,765
Southside Bancshares	5,011	159,099
State Bank Financial	5,416	116,932
Sterling Bancorp	21,051	347,552
Stock Yards Bancorp	2,112	69,274
SunTrust Banks	14,027	707,522
†SVB Financial Group	4,498	854,260
Synovus Financial	16,013	512,256
TCF Financial	24,639	480,214
†Texas Capital Bancshares	5,756	294,074
Tompkins Financial	1,579	118,441
Towne Bank	9,443	226,160
TriCo Bancshares	4,228	142,864
†TriState Capital Holdings	3,540	68,888
†Triumph Bancorp	3,110	92,367
Trustmark	10,322	293,455
UMB Financial	5,041	307,350
Umpqua Holdings	21,855	347,495
Union Bankshares	7,033	198,542
United Bankshares	11,140	346,565
United Community Banks	9,910	212,669
Univest Corp. of Pennsylvania	3,106	66,996
US Bancorp	58,777	2,686,109
Valley National Bancorp	29,056	258,017
Washington Trust Bancorp	1,717	81,609
Webster Financial	9,266	456,721
Wells Fargo & Co.	178,420	8,221,594
WesBanco	4,468	163,931
Westamerica Bancorporation	2,893	161,082
†Western Alliance Bancorp	10,465	413,263
Wintrust Financial	5,764	383,248
Zions Bancorp	9,192	374,482
		73,174,396
Beverages–1.66%
†Boston Beer Class A	1,347	324,411
Brown-Forman Class A	1,046	49,601
Brown-Forman Class B	14,939	710,798
Coca-Cola	169,457	8,023,789
Coca-Cola Bottling Consolidated	1,354	240,173
Constellation Brands Class A	4,545	730,927
Keurig Dr Pepper	10,927	280,168
MGP Ingredients	1,497	85,404
Molson Coors Brewing Class B	8,298	466,016
†Monster Beverage	12,489	614,709
National Beverage	1,899	136,291

LVIP Dimensional U.S. Core Equity 1 Fund–7

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages (continued)
PepsiCo	71,188	$ 7,864,850
†Primo Water	2,727	38,205
		19,565,342
Biotechnology–2.38%
AbbVie	54,650	5,038,183
†Achillion Pharmaceuticals	5,527	8,788
†Acorda Therapeutics	7,762	120,932
†Agios Pharmaceuticals	1,832	84,473
†Alexion Pharmaceuticals	4,019	391,290
†Alkermes	3,336	98,445
†Alnylam Pharmaceuticals	2,227	162,371
Amgen	29,424	5,727,970
†Amicus Therapeutics	4,883	46,779
†Aptevo Therapeutics	2,879	3,656
†Arena Pharmaceuticals	5,470	213,056
†Atara Biotherapeutics	3,839	133,367
†Audentes Therapeutics	4,145	88,371
†Biogen	9,149	2,753,117
†BioMarin Pharmaceutical	3,163	269,329
†Bluebird Bio	705	69,936
†Celgene	33,922	2,174,061
†Concert Pharmaceuticals	4,505	56,538
†Deciphera Pharmaceuticals	2,507	52,622
†Eagle Pharmaceuticals	1,957	78,848
†Emergent BioSolutions	5,759	341,393
†Enanta Pharmaceuticals	2,114	149,735
†Exact Sciences	3,427	216,244
†Exelixis	12,257	241,095
†FibroGen	2,891	133,795
†Five Prime Therapeutics	4,086	38,000
†G1 Therapeutics	4,800	91,920
Gilead Sciences	60,707	3,797,223
†Global Blood Therapeutics	5,962	244,740
†GlycoMimetics	1,315	12,453
†Halozyme Therapeutics	8,642	126,432
†Incyte	2,275	144,667
†Insmed	3,988	52,323
†Intellia Therapeutics	2,940	40,131
†Ionis Pharmaceuticals	3,545	191,643
†Karyopharm Therapeutics	4,951	46,391
†Ligand Pharmaceuticals Class B	1,549	210,199
†MacroGenics	2,186	27,762
†Madrigal Pharmaceuticals	280	31,562
†Momenta Pharmaceuticals	5,261	58,081
†Myriad Genetics	6,072	176,513
†Neurocrine Biosciences	2,841	202,876
†OPKO Health	26,983	81,219
†Prothena	2,660	27,398
†Regeneron Pharmaceuticals	3,070	1,146,645
†REGENXBIO	2,947	123,627
†Repligen	4,213	222,194
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Retrophin	4,405	$ 99,685
†Rhythm Pharmaceuticals	631	16,961
†Sage Therapeutics	900	86,211
†Sangamo Therapeutics	13,158	151,054
†Sarepta Therapeutics	3,222	351,617
†Seattle Genetics	3,269	185,222
†Spark Therapeutics	1,087	42,545
†Spectrum Pharmaceuticals	5,200	45,500
†Ultragenyx Pharmaceutical	1,249	54,307
†United Therapeutics	5,963	649,371
†Vertex Pharmaceuticals	3,259	540,049
†Xencor	1,682	60,821
		28,031,736
Building Products–0.62%
AAON	7,398	259,374
Advanced Drainage Systems	7,020	170,235
Allegion	3,626	289,029
†American Woodmark	2,433	135,470
AO Smith	8,977	383,318
Apogee Enterprises	3,439	102,654
†Armstrong Flooring	3,796	44,945
Armstrong World Industries	7,192	418,646
†Builders FirstSource	19,637	214,240
†Continental Building Products	6,258	159,266
†CSW Industrials	1,989	96,168
Fortune Brands Home & Security	8,581	325,992
†Gibraltar Industries	3,900	138,801
Griffon	4,573	47,788
Insteel Industries	1,756	42,636
†JELD-WEN Holding	6,024	85,601
Johnson Controls International	20,579	610,167
Lennox International	2,437	533,362
Masco	18,094	529,069
†Masonite International	3,469	155,515
†NCI Building Systems	8,244	59,769
Owens Corning	12,082	531,366
†Patrick Industries	4,000	118,440
†PGT Innovations	8,191	129,827
Quanex Building Products	4,360	59,252
†Resideo Technologies	6,014	123,588
Simpson Manufacturing	4,772	258,308
†Trex	8,212	487,464
Universal Forest Products	7,985	207,291
†USG	14,179	604,876
		7,322,457
Capital Markets–2.64%
Affiliated Managers Group	4,373	426,105
Ameriprise Financial	7,248	756,474

LVIP Dimensional U.S. Core Equity 1 Fund–8

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Ares Management	5,059	$ 89,949
Artisan Partners Asset Management Class A	3,789	83,775
Bank of New York Mellon	34,671	1,631,964
BGC Partners Class A	30,856	159,526
BlackRock	3,395	1,333,624
†Blucora	5,281	140,686
BrightSphere Investment Group	6,371	68,042
Cboe Global Markets	6,135	600,187
Charles Schwab	29,672	1,232,278
CME Group	6,950	1,307,434
Cohen & Steers	4,673	160,377
Diamond Hill Investment Group	786	117,468
†Donnelley Financial Solutions	4,245	59,557
E*TRADE Financial	15,622	685,493
Eaton Vance	9,530	335,265
Evercore Class A	5,155	368,892
FactSet Research Systems	3,459	692,250
Federated Investors Class B	13,518	358,903
Franklin Resources	11,873	352,153
GAIN Capital Holdings	5,501	33,886
Goldman Sachs Group	11,513	1,923,247
Greenhill & Co.	3,574	87,206
Hamilton Lane Class A	2,290	84,730
Houlihan Lokey	2,921	107,493
Interactive Brokers Group Class A	11,049	603,828
Intercontinental Exchange	15,452	1,163,999
†INTL. FCStone	1,728	63,210
Invesco	22,723	380,383
Investment Technology Group	5,918	178,960
Janus Henderson Group	11,212	232,313
Lazard Class A	6,961	256,931
Legg Mason	11,109	283,391
LPL Financial Holdings	16,584	1,012,951
MarketAxess Holdings	2,604	550,251
Moelis & Co. Class A	2,384	81,962
Moody's	6,784	950,031
Morgan Stanley	56,694	2,247,917
Morningstar	5,529	607,305
MSCI	6,463	952,840
Nasdaq	10,110	824,673
Northern Trust	7,396	618,232
Oppenheimer Holdings Class A	566	14,461
Piper Jaffray	2,718	178,953
PJT Partners Class A	2,208	85,582
Raymond James Financial	12,343	918,443
S&P Global Inc	14,775	2,510,864
SEI Investments	9,432	435,758
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
State Street	8,438	$ 532,185
Stifel Financial	7,513	311,188
T. Rowe Price Group	12,777	1,179,573
TD Ameritrade Holding	6,391	312,903
Virtu Financial Class A	755	19,449
Virtus Investment Partners	817	64,894
Waddell & Reed Financial Class A	15,478	279,842
Westwood Holdings Group	147	4,998
WisdomTree Investments	12,979	86,310
		31,141,544
Chemicals–2.33%
†AdvanSix	4,807	117,002
Air Products & Chemicals	5,258	841,543
Albemarle	4,891	376,949
American Vanguard	3,629	55,125
Ashland Global Holdings	4,435	314,708
†Axalta Coating Systems	16,444	385,118
Balchem	2,885	226,040
Cabot	7,734	332,098
Celanese Class A	9,212	828,804
CF Industries Holdings	13,840	602,178
Chase	1,120	112,056
Chemours	6,008	169,546
DowDuPont	68,210	3,647,871
Eastman Chemical	18,625	1,361,674
Ecolab	10,181	1,500,170
†Ferro	10,300	161,504
FMC	5,909	437,030
FutureFuel	4,566	72,417
†GCP Applied Technologies	5,509	135,246
Hawkins	819	33,538
HB Fuller	5,745	245,139
Huntsman	42,484	819,516
†Ingevity	4,179	349,741
Innophos Holdings	2,701	66,256
Innospec	4,258	262,974
International Flavors & Fragrances	4,658	625,430
†Intrepid Potash	6,128	15,933
†Koppers Holdings	1,784	30,399
†Kraton	4,560	99,590
Kronos Worldwide	11,671	134,450
Linde	16,799	2,621,316
†LSB Industries	2,575	14,214
LyondellBasell Industries Class A	21,514	1,789,104
Minerals Technologies	4,368	224,253
Mosaic	14,214	415,191
NewMarket	1,327	546,843
Olin	18,769	377,445
†OMNOVA Solutions	2,534	18,574
†Platform Specialty Products	32,886	339,712

LVIP Dimensional U.S. Core Equity 1 Fund–9

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
PolyOne	12,817	$ 366,566
PPG Industries	13,312	1,360,886
†PQ Group Holdings	2,891	42,816
Quaker Chemical	1,377	244,707
Rayonier Advanced Materials	6,635	70,663
RPM International	10,432	613,193
Scotts Miracle-Gro Class A	7,737	475,516
Sensient Technologies	4,926	275,117
Sherwin-Williams	4,501	1,770,963
Stepan	2,727	201,798
†Trecora Resources	1,810	14,118
Tredegar	3,092	49,039
Trinseo	5,490	251,332
Tronox Class A	7,502	58,366
Valvoline	15,826	306,233
Westlake Chemical	3,913	258,923
WR Grace & Co.	5,509	357,589
		27,424,522
Commercial Services & Supplies–1.08%
ABM Industries	9,999	321,068
ACCO Brands	15,297	103,714
†Advanced Disposal Services	9,285	222,283
†ARC Document Solutions	6,046	12,394
Brady Class A	6,379	277,231
Brink's	6,531	422,229
†Casella Waste Systems Class A	2,209	62,934
†Cimpress	4,105	424,539
Cintas	6,197	1,041,034
†Clean Harbors	9,325	460,189
†Copart	18,070	863,385
Covanta Holding	22,488	301,789
Deluxe	9,390	360,952
Ennis	3,323	63,968
Essendant	5,795	72,901
Healthcare Services Group	2,712	108,968
†Heritage-Crystal Clean	1,138	26,185
Herman Miller	8,070	244,118
HNI	6,100	216,123
Interface Class A	8,682	123,719
KAR Auction Services	13,984	667,316
Kimball International Class B	4,901	69,545
Knoll	7,864	129,599
LSC Communications	4,245	29,715
Matthews International Class A	4,904	199,200
McGrath RentCorp	3,969	204,324
Mobile Mini	5,916	187,833
MSA Safety	1,744	164,407
Multi-Color	2,988	104,849
†PICO Holdings	2,699	24,669
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Pitney Bowes	23,939	$ 141,479
Quad/Graphics	5,244	64,606
Republic Services	13,925	1,003,853
Rollins	16,023	578,430
†SP Plus	3,002	88,679
Steelcase Class A	12,090	179,295
†Stericycle	7,107	260,756
†Team	2,683	39,306
Tetra Tech	7,691	398,163
U.S. Ecology	3,569	224,776
UniFirst	1,742	249,228
Viad	2,959	148,216
VSE	600	17,946
Waste Management	20,630	1,835,864
		12,741,777
Communications Equipment–1.16%
†Acacia Communications	3,648	138,624
ADTRAN	4,884	52,454
†Applied Optoelectronics	2,558	39,470
†Arista Networks	1,618	340,913
†ARRIS International	21,214	648,512
†CalAmp	2,806	36,506
†Calix	3,340	32,565
†Ciena	14,673	497,561
Cisco Systems	155,350	6,731,315
†CommScope Holding	14,905	244,293
Comtech Telecommunications	2,467	60,047
†EchoStar Class A	4,326	158,851
†F5 Networks	4,506	730,107
†Finisar	13,225	285,660
†Harmonic	15,891	75,006
†Infinera	10,668	42,565
InterDigital	4,732	314,347
Juniper Networks	22,261	599,043
†Lumentum Holdings	5,089	213,789
Motorola Solutions	5,314	611,323
†NETGEAR	3,141	163,426
†NetScout Systems	10,443	246,768
Plantronics	3,909	129,388
†Quantenna Communications	2,673	38,358
†Ribbon Communications	7,554	36,410
Ubiquiti Networks	7,196	715,354
†ViaSat	4,826	284,493
†Viavi Solutions	25,560	256,878
		13,724,026
Construction & Engineering–0.37%
†AECOM	15,765	417,772
†Aegion	4,365	71,237
†Arcosa	4,724	130,808
Argan	2,865	108,412
Comfort Systems USA	5,275	230,412

LVIP Dimensional U.S. Core Equity 1 Fund–10

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
†Dycom Industries	5,163	$ 279,008
EMCOR Group	8,124	484,922
Fluor	6,492	209,042
Granite Construction	4,504	181,421
†Great Lakes Dredge & Dock	10,783	71,383
Jacobs Engineering Group	6,624	387,239
KBR	15,549	236,034
†MasTec	10,781	437,277
†MYR Group	2,986	84,116
†NV5 Global	1,900	115,045
Primoris Services	5,083	97,238
Quanta Services	15,156	456,196
†Tutor Perini	7,043	112,477
Valmont Industries	2,153	238,875
†Willscot	7,055	66,458
		4,415,372
Construction Materials–0.13%
Eagle Materials	4,281	261,269
Martin Marietta Materials	3,480	598,108
†Summit Materials Class A	10,739	133,164
†U.S. Concrete	2,396	84,531
Vulcan Materials	5,108	504,670
		1,581,742
Consumer Finance–1.03%
Ally Financial	26,793	607,129
American Express	37,713	3,594,803
Capital One Financial	16,713	1,263,336
†Credit Acceptance	2,022	771,919
Discover Financial Services	25,340	1,494,553
†Encore Capital Group	3,358	78,913
†Enova International	5,850	113,841
†EZCORP Class A	6,690	51,714
FirstCash	6,979	504,931
†Green Dot Class A	5,819	462,727
†LendingClub	73,782	194,047
Navient	38,163	336,216
Nelnet Class A	4,320	226,109
†OneMain Holdings	11,443	277,950
†PRA Group	6,942	169,176
Santander Consumer USA Holdings	29,973	527,225
†SLM	54,985	456,925
Synchrony Financial	38,150	894,999
†World Acceptance	1,118	114,327
		12,140,840
Containers & Packaging–0.72%
AptarGroup	8,671	815,681
Avery Dennison	7,953	714,418
Ball	20,112	924,750
Bemis	11,247	516,237
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
†Berry Global Group	11,557	$ 549,304
†Crown Holdings	7,001	291,031
Graphic Packaging Holding	63,505	675,693
Greif Class A	4,106	152,374
Greif Class B	502	22,289
International Paper	19,198	774,831
Myers Industries	2,920	44,121
†Owens-Illinois	23,503	405,192
Packaging Corp. of America	8,291	691,967
Sealed Air	10,093	351,640
Silgan Holdings	22,008	519,829
Sonoco Products	12,990	690,159
WestRock	10,483	395,838
		8,535,354
Distributors–0.21%
Core-Mark Holding	5,228	121,551
Genuine Parts	11,206	1,076,000
†LKQ	21,855	518,619
Pool	4,978	739,980
		2,456,150
Diversified Consumer Services–0.43%
†Adtalem Global Education	6,422	303,889
†American Public Education	2,213	62,982
†Bright Horizons Family Solutions	6,159	686,421
†Career Education	7,863	89,795
Carriage Services	2,326	36,053
†Chegg	2,936	83,441
†frontdoor	5,297	140,953
Graham Holdings Class B	553	354,241
†Grand Canyon Education	6,766	650,483
H&R Block	19,342	490,706
†Houghton Mifflin Harcourt	14,700	130,242
†K12	6,889	170,778
†Laureate Education Class A	1,100	16,764
†Regis	4,006	67,902
Service Corp. International	17,588	708,093
†ServiceMaster Global Holdings	10,594	389,224
†Sotheby's	4,738	188,288
Strategic Education	2,304	261,320
†Weight Watchers International	6,119	235,887
		5,067,462
Diversified Financial Services–1.19%
†Berkshire Hathaway Class B	64,659	13,202,075
†Cannae Holdings	9,850	168,632
Jefferies Financial Group	16,565	287,568

LVIP Dimensional U.S. Core Equity 1 Fund–11

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
†On Deck Capital	9,786	$ 57,737
Voya Financial	8,511	341,632
		14,057,644
Diversified Telecommunication Services–1.92%
AT&T	306,023	8,733,897
ATN International	2,414	172,673
CenturyLink	72,776	1,102,556
†Cincinnati Bell	5,095	39,639
Cogent Communications Holdings	5,986	270,627
Consolidated Communications Holdings	10,085	99,640
Frontier Communications	4,870	11,591
IDT Class B	3,397	21,028
†Intelsat	4,159	88,961
†Iridium Communications	10,976	202,507
†ORBCOMM	9,336	77,115
†pdvWireless	2,400	89,736
Verizon Communications	200,160	11,252,995
†Vonage Holdings	17,773	155,158
†Zayo Group Holdings	16,100	367,724
		22,685,847
Electric Utilities–1.61%
ALLETE	5,394	411,131
Alliant Energy	10,808	456,638
American Electric Power	16,703	1,248,382
Avangrid	2,641	132,288
Duke Energy	22,164	1,912,753
Edison International	12,899	732,276
El Paso Electric	4,644	232,804
Entergy	5,703	490,857
Evergy	15,952	905,595
Eversource Energy	11,554	751,472
Exelon	35,590	1,605,109
FirstEnergy	22,090	829,479
Hawaiian Electric Industries	8,248	302,042
IDACORP	4,910	456,925
MGE Energy	3,422	205,183
NextEra Energy	15,451	2,685,693
OGE Energy	10,930	428,347
Otter Tail	4,368	216,827
†PG&E	18,216	432,630
Pinnacle West Capital	6,414	546,473
PNM Resources	8,628	354,524
Portland General Electric	9,526	436,767
PPL	26,960	763,777
Southern	32,677	1,435,174
Xcel Energy	21,310	1,049,944
		19,023,090
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment–0.66%
Acuity Brands	2,185	$ 251,166
Allied Motion Technologies	1,708	76,331
AMETEK	12,878	871,841
†Atkore International Group	4,968	98,565
AZZ	3,479	140,412
†Babcock & Wilcox Enterprises	14,899	5,817
Eaton	14,735	1,011,705
Emerson Electric	25,378	1,516,335
Encore Wire	2,356	118,224
EnerSys	4,508	349,866
†Generac Holdings	10,296	511,711
Hubbell	5,553	551,635
nVent Electric	8,024	180,219
Powell Industries	1,827	45,693
†Power Solutions International	813	7,520
Regal Beloit	4,821	337,711
Rockwell Automation	6,322	951,335
†Sensata Technologies Holding	10,345	463,870
†Sunrun	12,972	141,265
†Thermon Group Holdings	3,728	75,604
†TPI Composites	2,950	72,511
		7,779,336
Electronic Equipment, Instruments & Components–1.45%
Amphenol Class A	15,296	1,239,282
†Anixter International	4,994	271,224
†Arrow Electronics	8,159	562,563
Avnet	11,565	417,496
AVX	15,175	231,419
Badger Meter	2,792	137,394
Belden	4,758	198,742
Benchmark Electronics	4,152	87,939
CDW	12,569	1,018,717
Cognex	11,076	428,309
†Coherent	2,520	266,389
†Control4	2,136	37,594
Corning	33,082	999,407
CTS	4,313	111,664
Daktronics	5,746	42,520
Dolby Laboratories Class A	6,088	376,482
†Electro Scientific Industries	5,666	169,753
†ePlus	1,636	116,434
†Fabrinet	5,499	282,154
†FARO Technologies	3,076	125,009
†Fitbit Class A	29,379	146,014
†Flex	43,138	328,280
FLIR Systems	7,377	321,195
†II-VI	7,979	258,998
†Insight Enterprises	3,932	160,229
†IPG Photonics	3,304	374,310

LVIP Dimensional U.S. Core Equity 1 Fund–12

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Itron	2,788	$ 131,845
Jabil	33,466	829,622
KEMET	12,021	210,848
†Keysight Technologies	9,796	608,136
†Knowles	9,103	121,161
Littelfuse	2,042	350,162
Mesa Laboratories	100	20,839
Methode Electronics	4,593	106,971
MTS Systems	4,314	173,121
National Instruments	10,428	473,223
†Novanta	3,392	213,696
†OSI Systems	2,992	219,314
Park Electrochemical	2,423	43,784
PC Connection	3,183	94,631
†Plexus	3,674	187,668
†Rogers	2,571	254,683
†Sanmina	10,665	256,600
†ScanSource	4,669	160,520
SYNNEX	6,774	547,610
TE Connectivity	14,877	1,125,148
†Tech Data	4,231	346,138
†Trimble	10,697	352,038
†TTM Technologies	12,750	124,057
Vishay Intertechnology	23,342	420,389
†Zebra Technologies Class A	6,365	1,013,499
		17,095,220
Energy Equipment & Services–0.52%
†Apergy	6,059	164,078
Archrock	16,319	122,229
Baker Hughes	13,757	295,776
†Bristow Group	5,275	12,818
†C&J Energy Services	6,601	89,114
†Cactus Class A	392	10,745
Core Laboratories	3,764	224,560
†Diamond Offshore Drilling	14,549	137,343
†Dril-Quip	5,598	168,108
Ensco Class A	60,684	216,035
†Era Group	2,010	17,567
†Exterran	5,755	101,864
†Forum Energy Technologies	11,621	47,995
†Frank's International	22,763	118,823
Halliburton	11,983	318,508
†Helix Energy Solutions Group	20,202	109,293
Helmerich & Payne	5,828	279,394
†Keane Group	19,267	157,604
†KLX Energy Services Holdings	2,584	60,595
Mammoth Energy Services	3,494	62,822
†Matrix Service	3,017	54,125
†McDermott International	22,374	146,326
Nabors Industries	42,263	84,526
National Oilwell Varco	9,316	239,421
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Newpark Resources	12,083	$ 83,010
†Noble	26,081	68,332
†Oceaneering International	12,328	149,169
†Oil States International	6,670	95,248
Patterson-UTI Energy	16,123	166,873
†Pioneer Energy Services	7,354	9,045
†ProPetro Holding	10,570	130,222
†RigNet	1,617	20,439
†Rowan Class A	15,208	127,595
RPC	14,752	145,602
Schlumberger	26,860	969,109
†SEACOR Holdings	2,936	108,632
†SEACOR Marine Holdings	2,951	34,704
†Select Energy Services Class A	8,653	54,687
†Superior Energy Services	16,774	56,193
TechnipFMC	11,307	221,391
†TETRA Technologies	6,536	10,980
†Transocean	38,916	270,077
U.S. Silica Holdings	11,361	115,655
†Unit	7,473	106,714
		6,183,346
Equity Real Estate Investment Trusts–0.02%
Alexander & Baldwin	11,648	214,090
CorePoint Lodging	1,804	22,099
		236,189
Food & Staples Retailing–1.57%
Andersons	4,370	130,619
Casey's General Stores	3,835	491,417
†Chefs' Warehouse	2,580	82,509
Costco Wholesale	21,531	4,386,080
Ingles Markets Class A	2,345	63,831
Kroger	59,636	1,639,990
†Natural Grocers by Vitamin Cottage	3,652	55,985
†Performance Food Group	10,338	333,607
PriceSmart	2,670	157,797
†Rite Aid	106,328	75,312
†Smart & Final Stores	8,129	38,532
SpartanNash	5,888	101,156
†Sprouts Farmers Market	18,502	434,982
Sysco	29,008	1,817,641
†U.S. Foods Holding	16,963	536,709
†United Natural Foods	6,297	66,685
Village Super Market Class A	618	16,525
Walgreens Boots Alliance	30,562	2,088,302
Walmart	62,935	5,862,395
Weis Markets	3,330	159,108
		18,539,182
Food Products–1.35%
Alico	234	6,903

LVIP Dimensional U.S. Core Equity 1 Fund–13

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Archer-Daniels-Midland	18,353	$ 751,922
B&G Foods Class A	9,162	264,873
Bunge	8,353	446,384
Calavo Growers	1,666	121,551
Cal-Maine Foods	5,325	225,248
Campbell Soup	13,392	441,802
Conagra Brands	24,666	526,866
†Darling Ingredients	17,849	343,415
Dean Foods	10,300	39,243
†Farmer Brothers	400	9,332
Flowers Foods	26,330	486,315
Fresh Del Monte Produce	6,313	178,469
General Mills	29,451	1,146,822
†Hain Celestial Group	9,937	157,601
Hershey	8,647	926,786
Hormel Foods	14,127	602,940
†Hostess Brands	17,011	186,100
Ingredion	8,589	785,035
J&J Snack Foods	1,777	256,936
JM Smucker	5,519	515,971
John B Sanfilippo & Son	748	41,634
Kellogg	12,773	728,189
Kraft Heinz	17,183	739,556
Lamb Weston Holdings	5,100	375,156
Lancaster Colony	3,385	598,671
†Landec	1,935	22,910
McCormick & Co Non-Voting Shares	6,613	920,794
Mondelez International Class A	29,450	1,178,884
†Pilgrim's Pride	10,200	158,202
†Post Holdings	10,059	896,559
Sanderson Farms	3,338	331,430
Seaboard	14	49,532
†Simply Good Foods	7,603	143,697
†TreeHouse Foods	7,423	376,420
Tyson Foods Class A	17,589	939,253
		15,921,401
Gas Utilities–0.33%
Atmos Energy	5,568	516,265
Chesapeake Utilities	1,638	133,169
National Fuel Gas	8,672	443,833
New Jersey Resources	10,673	487,436
Northwest Natural Holding	3,733	225,697
ONE Gas	6,456	513,898
South Jersey Industries	7,029	195,406
Southwest Gas Holdings	4,816	368,424
Spire	5,436	402,699
UGI	11,119	593,199
		3,880,026
Health Care Equipment & Supplies–2.30%
Abbott Laboratories	31,461	2,275,574
†ABIOMED	2,200	715,088
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Align Technology	3,312	$ 693,632
†AngioDynamics	5,678	114,298
†Anika Therapeutics	1,937	65,103
Atrion	226	167,484
†Avanos Medical	7,052	315,859
Baxter International	12,140	799,055
Becton Dickinson & Co.	5,266	1,186,535
†Boston Scientific	19,203	678,634
Cantel Medical	4,304	320,433
CONMED	4,131	265,210
Cooper	1,674	426,033
†CryoLife	600	17,028
Danaher	12,593	1,298,590
DENTSPLY SIRONA	9,397	349,662
†DexCom	1,908	228,578
†Edwards Lifesciences	8,379	1,283,411
†Globus Medical Class A	7,008	303,306
†Haemonetics	5,852	585,493
†Heska	496	42,706
Hill-Rom Holdings	5,864	519,257
†Hologic	23,305	957,836
†ICU Medical	1,303	299,208
†IDEXX Laboratories	5,375	999,858
†Inogen	1,392	172,845
†Insulet	1,200	95,184
†Integer Holdings	3,432	261,724
†Integra LifeSciences Holdings	6,337	285,799
†Intuitive Surgical	2,823	1,351,991
Invacare	4,463	19,191
†Lantheus Holdings	4,262	66,700
†LivaNova	3,945	360,849
†Masimo	6,795	729,579
Medtronic	27,945	2,541,877
Meridian Bioscience	6,320	109,715
†Merit Medical Systems	5,462	304,834
†Natus Medical	2,948	100,321
†Neogen	3,458	197,106
†NuVasive	4,122	204,286
†Nuvectra	1,144	18,693
†OraSure Technologies	3,636	42,469
†Orthofix Medical	3,349	175,789
†Penumbra	719	87,862
†Quidel	3,344	163,254
ResMed	7,991	909,935
†RTI Surgical	7,962	29,459
†SeaSpine Holdings	1,244	22,691
STERIS	3,834	409,663
Stryker	9,708	1,521,729
†Surmodics	1,196	56,523
Teleflex	1,582	408,915
†Varex Imaging	4,849	114,824
†Varian Medical Systems	5,277	597,937
West Pharmaceutical Services	3,226	316,245

LVIP Dimensional U.S. Core Equity 1 Fund–14

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Wright Medical Group	5,622	$ 153,031
Zimmer Biomet Holdings	4,101	425,356
		27,164,247
Health Care Providers & Services–2.94%
†Acadia Healthcare	9,522	244,811
Aceto	3,288	2,762
†Addus HomeCare	1,963	133,248
†Amedisys	2,782	325,800
AmerisourceBergen	5,593	416,119
†AMN Healthcare Services	7,388	418,604
Anthem	9,169	2,408,054
†BioTelemetry	1,479	88,326
†Brookdale Senior Living	25,409	170,240
†Capital Senior Living	3,628	24,670
Cardinal Health	16,212	723,055
†Centene	7,570	872,821
Chemed	2,440	691,203
†Cigna	17,903	3,400,144
†Civitas Solutions	2,564	44,896
†Community Health Systems	21,088	59,468
†CorVel	4,063	250,768
†Cross Country Healthcare	2,295	16,822
CVS Health	49,828	3,264,731
†DaVita	15,339	789,345
†Diplomat Pharmacy	12,617	169,825
Encompass Health	12,718	784,701
Ensign Group	7,140	276,961
†Hanger	4,881	92,495
HCA Healthcare	12,467	1,551,518
†HealthEquity	1,093	65,197
†Henry Schein	9,338	733,220
Humana	5,747	1,646,401
†Laboratory Corp of America Holdings	7,556	954,776
†LHC Group	3,706	347,919
†Magellan Health	4,141	235,581
McKesson	11,235	1,241,130
†MEDNAX	8,411	277,563
†Molina Healthcare	4,978	578,543
National HealthCare	1,277	100,181
Owens & Minor	8,370	52,982
Patterson	12,944	254,479
†Premier Class A	5,449	203,520
†Providence Service	1,930	115,839
Quest Diagnostics	11,426	951,443
†Quorum Health	5,272	15,236
†Select Medical Holdings	20,300	311,605
†Surgery Partners	5,182	50,732
†Tenet Healthcare	15,569	266,853
†Tivity Health	6,476	160,670
†Triple-S Management Class B	3,127	54,379
U.S. Physical Therapy	1,600	163,760
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
UnitedHealth Group	28,971	$ 7,217,255
Universal Health Services Class B	8,291	966,399
†WellCare Health Plans	2,162	510,427
		34,697,477
Health Care Technology–0.22%
†Allscripts Healthcare Solutions	20,550	198,102
†athenahealth	3,567	470,594
†Cerner	11,856	621,729
Computer Programs & Systems	971	24,372
†Evolent Health Class A	10,070	200,897
HealthStream	2,606	62,935
†HMS Holdings	8,554	240,624
†Medidata Solutions	1,250	84,275
†NextGen Healthcare	5,557	84,189
†Omnicell	3,102	189,966
†Teladoc Health	1,027	50,908
†Veeva Systems Class A	4,571	408,282
		2,636,873
Hotels, Restaurants & Leisure–2.41%
Aramark	21,338	618,162
BBX Capital	2,645	15,156
†Belmond Class A	12,445	311,498
†Biglari Holdings Class B	1	114
BJ's Restaurants	3,790	191,660
Bloomin' Brands	11,903	212,945
†Bojangles'	3,182	51,167
Boyd Gaming	3,668	76,221
Brinker International	6,684	293,962
†Caesars Entertainment	3,390	23,018
Carnival	13,164	648,985
†Carrols Restaurant Group	5,537	54,484
Cheesecake Factory	6,977	303,569
†Chipotle Mexican Grill	805	347,591
Choice Hotels International	7,826	560,185
Churchill Downs	1,231	300,290
†Chuy's Holdings	1,400	24,836
Cracker Barrel Old Country Store	3,884	620,896
Darden Restaurants	5,562	555,421
Dave & Buster's Entertainment	4,590	204,530
†Del Frisco's Restaurant Group	2,666	19,062
†Denny's	10,416	168,843
Dine Brands Global	3,027	203,838
Domino's Pizza	2,459	609,807
Dunkin' Brands Group	8,637	553,805
†El Pollo Loco Holdings	3,990	60,528
†Eldorado Resorts	4,680	169,463

LVIP Dimensional U.S. Core Equity 1 Fund–15

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Fiesta Restaurant Group	2,409	$ 37,364
†Hilton Grand Vacations	6,174	162,932
Hilton Worldwide Holdings	9,065	650,867
Hyatt Hotels Class A	2,033	137,431
International Game Technology	10,873	159,072
Jack in the Box	4,071	316,032
Las Vegas Sands	20,747	1,079,881
Marriott International Class A	9,978	1,083,212
Marriott Vacations Worldwide	6,094	429,688
McDonald's	27,810	4,938,222
MGM Resorts International	16,524	400,872
†Norwegian Cruise Line Holdings	13,242	561,328
Papa John's International	4,299	171,143
†Penn National Gaming	6,600	124,278
†Planet Fitness Class A	8,820	472,928
†Playa Hotels & Resorts	2,978	21,412
†Red Robin Gourmet Burgers	2,551	68,163
Red Rock Resorts Class A	8,254	167,639
Royal Caribbean Cruises	6,124	598,866
Ruth's Hospitality Group	5,354	121,697
†Scientific Games Class A	7,878	140,859
†SeaWorld Entertainment	7,588	167,619
Six Flags Entertainment	7,468	415,445
Speedway Motorsports	5,420	88,183
Starbucks	73,243	4,716,849
Texas Roadhouse	9,489	566,493
Vail Resorts	2,220	468,020
Wendy's	43,877	684,920
Wingstop	3,463	222,290
Wyndham Destinations	8,697	311,701
Wyndham Hotels & Resorts	8,697	394,583
Wynn Resorts	2,238	221,361
Yum Brands	12,700	1,167,384
		28,468,770
Household Durables–0.80%
†Beazer Homes USA	1,618	15,339
†Cavco Industries	1,458	190,094
†Century Communities	7,213	124,496
DR Horton	23,627	818,912
Ethan Allen Interiors	3,617	63,623
Flexsteel Industries	262	5,785
Garmin	10,598	671,065
†GoPro Class A	2,300	9,752
†Green Brick Partners	1,200	8,688
Hamilton Beach Brands Holding Class A	400	9,384
†Helen of Troy	2,994	392,753
Hooker Furniture	1,803	47,491
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†Installed Building Products	2,299	$ 77,453
†iRobot	1,300	108,862
KB Home	11,824	225,838
La-Z-Boy	7,762	215,085
Leggett & Platt	12,560	450,150
Lennar Class A	12,717	497,871
Lennar Class B	513	16,072
Libbey	2,727	10,581
†M/I Homes	4,399	92,467
MDC Holdings	9,200	258,612
†Meritage Homes	6,285	230,785
†Mohawk Industries	3,627	424,214
Newell Brands	10,479	194,805
†NVR	399	972,359
PulteGroup	27,725	720,573
Skyline Champion	6,046	88,816
†Taylor Morrison Home Class A	12,603	200,388
†Tempur Sealy International	7,403	306,484
Toll Brothers	11,620	382,647
†TopBuild	4,200	189,000
†TRI Pointe Group	24,489	267,665
Tupperware Brands	6,114	193,019
†Universal Electronics	1,276	32,257
Whirlpool	7,624	814,777
†William Lyon Homes Class A	2,599	27,783
†ZAGG	1,799	17,594
		9,373,539
Household Products–1.19%
†Central Garden & Pet Class A	5,487	171,469
Church & Dwight	13,332	876,712
Clorox	8,441	1,301,096
Colgate-Palmolive	33,560	1,997,491
Energizer Holdings	6,574	296,816
Kimberly-Clark	14,519	1,654,295
Procter & Gamble	78,688	7,233,001
Spectrum Brands Holdings	6,942	293,300
WD-40	1,305	239,154
		14,063,334
Independent Power and Renewable Electricity Producers–0.24%
AES	39,067	564,909
Atlantica Yield	13,420	263,032
Clearway Energy Class A	4,200	71,064
Clearway Energy Class C	7,003	120,802
NRG Energy	21,456	849,657
Ormat Technologies	5,007	261,866
Pattern Energy Group Class A	8,394	156,296

LVIP Dimensional U.S. Core Equity 1 Fund–16

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Independent Power and Renewable Electricity Producers (continued)
†Vistra Energy	21,364	$ 489,022
		2,776,648
Industrial Conglomerates–1.11%
3M	30,470	5,805,754
Carlisle	5,516	554,468
General Electric	177,049	1,340,261
Honeywell International	34,406	4,545,721
Raven Industries	2,462	89,100
Roper Technologies	2,662	709,476
		13,044,780
Insurance–3.00%
Aflac	34,144	1,555,601
Alleghany	671	418,248
Allstate	14,910	1,232,013
†Ambac Financial Group	5,809	100,147
American Equity Investment Life Holding	7,892	220,502
American Financial Group	3,774	341,660
American International Group	26,967	1,062,769
American National Insurance	2,184	277,892
AMERISAFE	3,206	181,748
Aon	10,160	1,476,858
†Arch Capital Group	18,234	487,213
Argo Group International Holdings	4,555	306,324
Arthur J. Gallagher & Co.	13,473	992,960
Aspen Insurance Holdings	6,811	285,994
Assurant	5,375	480,740
Assured Guaranty	11,085	424,334
†Athene Holding Class A	5,851	233,045
Axis Capital Holdings	7,323	378,160
†Brighthouse Financial	8,990	274,015
Brown & Brown	22,174	611,115
Chubb	14,026	1,811,879
Cincinnati Financial	7,786	602,792
CNA Financial	2,638	116,468
†eHealth	3,420	131,396
Employers Holdings	4,584	192,390
†Enstar Group	1,331	223,036
Erie Indemnity Class A	3,064	408,462
Everest Re Group	1,823	396,977
FBL Financial Group Class A	1,130	74,185
FedNat Holding	2,034	40,517
Fidelity National Financial	10,970	344,897
First American Financial	13,738	613,264
†Genworth Financial Class A	43,794	204,080
†Greenlight Capital Re Class A	4,459	38,437
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Hanover Insurance Group	4,661	$ 544,265
Hartford Financial Services Group	15,874	705,599
HCI Group	2,595	131,852
Horace Mann Educators	3,885	145,493
Independence Holding	300	10,560
James River Group Holdings	3,300	120,582
Kemper	8,606	571,266
Loews	14,354	653,394
Maiden Holdings	12,125	20,006
†Markel	627	650,857
Marsh & McLennan	25,038	1,996,781
Mercury General	6,071	313,931
MetLife	21,288	874,085
National General Holdings	10,842	262,485
National Western Life Group Class A	415	124,791
Navigators Group	4,398	305,617
Old Republic International	27,874	573,368
Primerica	7,888	770,737
Principal Financial Group	24,023	1,061,096
ProAssurance	5,875	238,290
Progressive	16,390	988,809
Prudential Financial	11,886	969,303
Reinsurance Group of America	3,077	431,488
RenaissanceRe Holdings	3,891	520,227
RLI	3,097	213,662
Safety Insurance Group	2,774	226,941
Selective Insurance Group	7,063	430,419
State Auto Financial	6,451	219,592
Stewart Information Services	3,350	138,690
†Third Point Reinsurance	13,203	127,277
Torchmark	4,659	347,235
Travelers	16,452	1,970,127
United Fire Group	3,480	192,966
United Insurance Holdings	4,888	81,239
Universal Insurance Holdings	7,335	278,143
Unum Group	9,122	268,004
White Mountains Insurance Group	507	434,849
Willis Towers Watson	2,711	411,692
WR Berkley	7,291	538,878
		35,404,714
Internet & Direct Marketing Retail–3.06%
†1-800-Flowers.com Class A	5,253	64,244
†Amazon.com	18,776	28,200,989
†Booking Holdings	1,902	3,276,043
†Etsy	3,097	147,324
Expedia Group	3,181	358,340
†FTD	4,356	6,447

LVIP Dimensional U.S. Core Equity 1 Fund–17

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail (continued)
†Groupon	36,475	$ 116,720
†Liberty Expedia Holdings Class A	5,844	228,559
†Liberty TripAdvisor Holdings Class A	10,113	160,696
†Netflix	6,481	1,734,704
Nutrisystem	3,791	166,349
PetMed Express	1,000	23,260
†Qurate Retail	22,590	440,957
†Shutterfly	4,144	166,837
†Stamps.com	1,566	243,732
†TripAdvisor	8,010	432,059
†Wayfair Class A	4,101	369,418
		36,136,678
Internet Software & Services–2.63%
†Akamai Technologies	9,655	589,727
†Alphabet Class A	7,226	7,550,881
†Alphabet Class C	7,524	7,791,930
†ANGI Homeservices Class A	2,100	33,747
†Carbonite	4,619	116,676
†Cars.com	8,684	186,706
†Cision	3,057	35,767
†comScore	4,807	69,365
†DHI Group	5,517	8,386
†eBay	39,388	1,105,621
†Endurance International Group Holdings	7,841	52,143
†Facebook Class A	66,556	8,724,826
†GoDaddy Class A	1,881	123,431
†GrubHub	5,087	390,732
†GTT Communications	5,749	136,021
†InterActiveCorp	3,063	560,652
†Internap	1,580	6,557
j2 Global	6,291	436,470
†Limelight Networks	5,104	11,943
†Liquidity Services	356	2,197
LogMeIn	4,791	390,802
Match Group	7,041	301,144
†Okta	2,451	156,374
†Quotient Technology	10,979	117,256
Shutterstock	1,235	44,472
†TrueCar	10,819	98,020
†Twilio Class A	2,382	212,713
†Twitter	10,149	291,682
†VeriSign	5,960	883,808
†Yelp	6,349	222,151
†Zillow Group Class A	4,254	133,703
†Zillow Group Class C	5,985	189,006
		30,974,909
IT Services–4.70%
Accenture Class A	35,747	5,040,684
Alliance Data Systems	4,827	724,436
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Amdocs	10,852	$ 635,710
Automatic Data Processing	23,070	3,024,938
†Black Knight	7,495	337,725
Booz Allen Hamilton Holding	17,715	798,415
Broadridge Financial Solutions	9,459	910,429
†CACI International Class A	3,716	535,215
†Cardtronics Class A	8,238	214,188
Cass Information Systems	1,874	99,172
Cognizant Technology Solutions Class A	14,788	938,742
†Conduent	18,114	192,552
†CoreLogic	11,629	388,641
CSG Systems International	5,410	171,876
DXC Technology	8,649	459,867
†EPAM Systems	2,057	238,633
†Euronet Worldwide	5,965	610,697
EVERTEC	11,471	329,218
†ExlService Holdings	3,626	190,800
Fidelity National Information Services	10,239	1,050,009
†First Data Class A	7,401	125,151
†Fiserv	24,198	1,778,311
†FleetCor Technologies	4,616	857,284
†Gartner	1,117	142,797
Genpact	15,431	416,483
Global Payments	6,238	643,325
Hackett Group	2,613	41,834
International Business Machines	50,503	5,740,676
Jack Henry & Associates	5,618	710,789
Leidos Holdings	7,833	412,956
†LiveRamp Holdings	9,820	379,347
†Luxoft Holding	2,966	90,226
ManTech International Class A	3,157	165,095
Mastercard Class A	45,919	8,662,619
MAXIMUS	8,374	545,064
†MoneyGram International	6,116	12,232
NIC	6,405	79,934
Paychex	18,217	1,186,838
†PayPal Holdings	19,280	1,621,255
†Perficient	3,999	89,018
Perspecta	5,440	93,677
Presidio	2,330	30,406
Sabre	24,774	536,109
Science Applications International	5,947	378,824
†Square Class A	4,058	227,613
†Sykes Enterprises	6,187	153,005
†Teradata	13,485	517,285
Total System Services	12,198	991,575
Travelport Worldwide	9,208	143,829
TTEC Holdings	5,612	160,335

LVIP Dimensional U.S. Core Equity 1 Fund–18

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Unisys	5,740	$ 66,756
†Virtusa	3,607	153,622
Visa Class A	74,156	9,784,143
Western Union	30,455	519,562
†WEX	4,036	565,282
†Worldpay Class A	6,755	516,285
		55,431,489
Leisure Products–0.23%
Acushnet Holdings	7,366	155,202
†American Outdoor Brands	8,067	103,742
Brunswick	11,643	540,817
Callaway Golf	15,653	239,491
Hasbro	9,226	749,612
Johnson Outdoors Class A	842	49,459
†Malibu Boats Class A	3,566	124,097
†Mattel	13,824	138,102
†Nautilus	4,229	46,096
Polaris Industries	5,726	439,070
†Vista Outdoor	7,301	82,866
		2,668,554
Life Sciences Tools & Services–0.89%
Agilent Technologies	7,921	534,351
†Bio-Rad Laboratories Class A	1,816	421,711
Bio-Techne	3,020	437,054
Bruker	15,441	459,679
†Cambrex	5,069	191,405
†Charles River Laboratories International	7,518	850,887
†Enzo Biochem	4,600	12,788
†Illumina	3,335	1,000,267
†IQVIA Holdings	5,727	665,306
Luminex	4,176	96,507
†Medpace Holdings	3,967	209,973
†Mettler-Toledo International	2,175	1,230,136
PerkinElmer	5,921	465,095
†PRA Health Sciences	4,979	457,869
†Syneos Health	7,453	293,276
Thermo Fisher Scientific	10,126	2,266,097
†Waters	4,541	856,660
		10,449,061
Machinery–2.84%
Actuant Class A	7,069	148,378
AGCO	11,162	621,389
Alamo Group	1,868	144,434
Albany International Class A	2,740	171,058
Allison Transmission Holdings	19,350	849,658
Altra Industrial Motion	5,434	136,665
Astec Industries	3,444	103,974
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Barnes Group	7,276	$ 390,139
Briggs & Stratton	6,831	89,349
Caterpillar	25,731	3,269,638
†Chart Industries	3,942	256,348
CIRCOR International	2,161	46,029
†Colfax	13,541	283,007
Columbus McKinnon	3,989	120,228
Crane	5,256	379,378
Cummins	8,262	1,104,134
Deere & Co.	15,561	2,321,234
Donaldson	14,837	643,777
Douglas Dynamics	3,817	136,992
Dover	13,519	959,173
EnPro Industries	3,111	186,971
ESCO Technologies	2,378	156,829
Federal Signal	9,771	194,443
Flowserve	11,478	436,394
Fortive	7,811	528,492
Franklin Electric	6,304	270,316
†Gardner Denver Holdings	6,192	126,626
Global Brass & Copper Holdings	3,564	89,635
Gorman-Rupp	2,488	80,636
Graco	15,750	659,138
Greenbrier	3,774	149,224
†Harsco	14,587	289,698
Hillenbrand	9,705	368,111
Hyster-Yale Materials Handling	2,265	140,339
IDEX	4,443	560,973
Illinois Tool Works	17,309	2,192,877
Ingersoll-Rand	10,399	948,701
ITT	10,472	505,483
John Bean Technologies	3,731	267,923
Kadant	1,257	102,395
Kennametal	9,700	322,816
†LB Foster Class A	1,339	21,290
Lincoln Electric Holdings	6,053	477,279
Lindsay	567	54,574
†Lydall	878	17,832
†Manitowoc	5,279	77,971
†Meritor	14,282	241,509
†Middleby	3,797	390,066
†Milacron Holdings	9,815	116,700
Mueller Industries	7,847	183,306
Mueller Water Products Class A	19,692	179,197
†Navistar International	9,723	252,312
NN	2,981	20,003
Nordson	4,662	556,410
Oshkosh	9,083	556,879
PACCAR	20,390	1,165,085
Parker-Hannifin	5,740	856,064
Park-Ohio Holdings	801	24,583
Pentair	8,996	339,869

LVIP Dimensional U.S. Core Equity 1 Fund–19

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
†Proto Labs	1,861	$ 209,902
†RBC Bearings	2,276	298,384
REV Group	4,714	35,402
†Rexnord	13,942	319,969
Snap-on	4,695	682,137
Spartan Motors	3,500	25,305
†SPX	4,663	130,611
†SPX FLOW	6,438	195,844
Standex International	1,405	94,388
Stanley Black & Decker	5,161	617,978
Sun Hydraulics	4,904	162,764
Tennant	2,035	106,044
Terex	9,992	275,479
Timken	8,361	312,033
Titan International	4,215	19,642
Toro	10,402	581,264
†TriMas	5,477	149,467
Trinity Industries	14,172	291,801
Wabash National	13,252	173,336
†WABCO Holdings	4,566	490,114
Wabtec	6,070	426,418
Watts Water Technologies Class A	2,752	177,587
†Welbilt	20,316	225,711
Woodward	6,253	464,535
Xylem	10,270	685,214
		33,435,260
Marine–0.07%
Costamare	10,400	45,656
†Genco Shipping & Trading	1,685	13,295
†Kirby	5,754	387,590
Matson	7,118	227,918
Scorpio Bulkers	16,053	88,773
		763,232
Media–2.73%
†Altice USA Class A	4,376	72,292
AMC Entertainment Holdings Class A	5,436	66,754
†AMC Networks Class A	4,165	228,575
Cable One	819	671,662
CBS Class B	19,875	868,935
†Charter Communications Class A	8,548	2,435,924
Cinemark Holdings	15,721	562,812
Clear Channel Outdoor Holdings Class A	2,039	10,582
Comcast Class A	198,465	6,757,733
†Discovery Class A	16,083	397,893
†Discovery Class C	18,277	421,833
†DISH Network Class A	12,793	319,441
Emerald Expositions Events	7,655	94,463
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Entercom Communications Class A	18,467	$ 105,447
Entravision Communications Class A	11,605	33,771
EW Scripps Class A	6,953	109,371
Gannett	12,945	110,421
†GCI Liberty Class A	11,489	472,887
†Gray Television	12,929	190,573
†IMAX	7,496	141,000
Interpublic Group	34,910	720,193
John Wiley & Sons Class A	8,331	391,307
†Liberty Broadband Class A	1,624	116,619
†Liberty Broadband Class C	5,861	422,168
†Liberty Media-Liberty Braves Class A	594	14,814
†Liberty Media-Liberty Braves Class C	1,227	30,540
†Liberty Media-Liberty Formula One Class A	1,485	44,134
†Liberty Media-Liberty Formula One Class C	3,069	94,218
†Liberty Media-Liberty SiriusXM Class A	5,940	218,592
†Liberty Media-Liberty SiriusXM Class C	12,277	454,003
Lions Gate Entertainment Class A	5,974	96,181
Lions Gate Entertainment Class B	12,124	180,405
†Live Nation Entertainment	15,171	747,172
†Madison Square Garden Class A	1,945	520,677
Marcus	2,633	104,004
Meredith	4,281	222,355
†MSG Networks Class A	7,386	174,014
National CineMedia	6,797	44,045
New Media Investment Group	7,846	90,778
New York Times Class A	15,478	345,005
News Class A	19,140	217,239
News Class B	8,371	96,685
Nexstar Media Group Class A	5,697	448,012
Omnicom Group	14,332	1,049,676
†Reading International Class A	489	7,110
Scholastic	4,716	189,866
Sinclair Broadcast Group Class A	9,958	262,294
Sirius XM Holdings	68,041	388,514
TEGNA	26,053	283,196
Tribune Media Class A	5,496	249,408
†Tribune Publishing	2,738	31,049
Twenty-First Century Fox Class A	52,996	2,550,168

LVIP Dimensional U.S. Core Equity 1 Fund–20

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Twenty-First Century Fox Class B	17,580	$ 839,972
Viacom Class A	300	8,343
Viacom Class B	26,734	687,064
Walt Disney	50,017	5,484,364
World Wrestling Entertainment Class A	3,541	264,584
		32,161,137
Metals & Mining–0.65%
†AK Steel Holding	26,497	59,618
†Alcoa	18,767	498,827
†Allegheny Technologies	11,771	256,255
Carpenter Technology	7,558	269,140
†Century Aluminum	9,082	66,389
†Cleveland-Cliffs	18,689	143,718
†Coeur Mining	21,436	95,819
Commercial Metals	17,961	287,735
Compass Minerals International	6,373	265,690
Ferroglobe	12,975	20,630
Freeport-McMoRan	96,351	993,379
Haynes International	1,268	33,475
Hecla Mining	58,317	137,628
Kaiser Aluminum	1,961	175,098
Materion	3,100	139,469
Newmont Mining	13,741	476,126
Nucor	20,697	1,072,312
Reliance Steel & Aluminum	6,581	468,370
Royal Gold	5,496	470,732
†Ryerson Holding	607	3,848
Schnitzer Steel Industries Class A	2,756	59,392
Southern Copper	3,216	98,956
Steel Dynamics	21,496	645,740
†SunCoke Energy	6,103	52,181
†TimkenSteel	6,778	59,240
United States Steel	19,736	359,985
Warrior Met Coal	8,374	201,897
Worthington Industries	8,534	297,325
		7,708,974
Multiline Retail–0.79%
Big Lots	8,831	255,393
Dillard's Class A	4,526	272,963
Dollar General	15,063	1,628,009
†Dollar Tree	12,823	1,158,173
†Fred's Class A	5,241	9,906
†JC Penney	41,484	43,143
Kohl's	28,811	1,911,322
Macy's	41,432	1,233,845
Nordstrom	14,481	674,959
†Ollie's Bargain Outlet Holdings	3,936	261,783
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
Target	28,669	$ 1,894,734
		9,344,230
Multi-Utilities–0.94%
Ameren	14,689	958,163
Avista	8,017	340,562
Black Hills	4,628	290,546
CenterPoint Energy	22,804	643,757
CMS Energy	16,911	839,631
Consolidated Edison	10,269	785,168
Dominion Energy	23,695	1,693,245
DTE Energy	6,090	671,727
MDU Resources Group	18,965	452,126
NiSource	16,856	427,300
NorthWestern	5,837	346,951
Public Service Enterprise Group	16,849	876,990
SCANA	7,858	375,455
Sempra Energy	6,916	748,242
Unitil	1,492	75,555
Vectren	10,681	768,818
WEC Energy Group	11,137	771,349
		11,065,585
Oil, Gas & Consumable Fuels–3.93%
† Equitrans Midstream	7,528	150,711
Anadarko Petroleum	11,224	492,060
†Antero Resources	21,428	201,209
Apache	21,377	561,146
Arch Coal Class A	2,884	239,343
†Bonanza Creek Energy	1,747	36,110
Cabot Oil & Gas	15,832	353,845
†Callon Petroleum	35,199	228,441
†Carrizo Oil & Gas	10,989	124,066
†Centennial Resource Development Class A	22,272	245,437
†Cheniere Energy	15,082	892,704
†Chesapeake Energy	83,750	175,875
Chevron	61,474	6,687,756
Cimarex Energy	4,421	272,555
†Clean Energy Fuels	12,200	20,984
†CNX Resources	19,963	227,977
†Concho Resources	9,895	1,017,107
ConocoPhillips	33,239	2,072,452
†CONSOL Energy	3,198	101,409
†Continental Resources	6,219	249,942
CVR Energy	6,305	217,396
Delek US Holdings	14,079	457,708
†Denbury Resources	86,541	147,985
Devon Energy	18,010	405,945
DHT Holdings	14,019	54,954
Diamondback Energy	8,007	742,249
†Dorian LPG	650	3,789
EnLink Midstream, LLC	16,124	153,017
EOG Resources	15,629	1,363,005

LVIP Dimensional U.S. Core Equity 1 Fund–21

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†EP Energy Class A	16,914	$ 11,840
EQT	9,410	177,755
†Extraction Oil & Gas	10,861	46,594
Exxon Mobil	151,021	10,298,122
GasLog	9,204	151,498
Green Plains	4,898	64,213
†Gulfport Energy	21,110	138,270
†Halcon Resources	8,065	13,710
Hess	11,154	451,737
†HighPoint Resources	18,721	46,615
HollyFrontier	16,197	827,991
†International Seaways	3,390	57,088
Kinder Morgan	60,700	933,566
Kosmos Energy	44,165	179,751
†Laredo Petroleum	29,564	107,022
Marathon Oil	43,550	624,507
Marathon Petroleum	39,871	2,352,788
†Matador Resources	13,122	203,785
Murphy Oil	18,269	427,312
NACCO Industries Class A	200	6,780
†Newfield Exploration	26,481	388,211
Noble Energy	20,258	380,040
†Northern Oil and Gas	17,124	38,700
†Oasis Petroleum	35,805	198,002
Occidental Petroleum	21,844	1,340,785
ONEOK	10,917	588,972
Panhandle Oil and Gas Class A	1,806	27,993
†Par Pacific Holdings	3,481	49,361
†Parsley Energy Class A	14,853	237,351
PBF Energy Class A	14,133	461,725
†PDC Energy	7,821	232,753
Peabody Energy	15,632	476,463
†Penn Virginia	1,279	69,143
Phillips 66	9,511	819,373
Pioneer Natural Resources	5,664	744,929
†QEP Resources	26,620	149,871
Range Resources	18,226	174,423
†Renewable Energy Group	5,557	142,815
†REX American Resources	1,042	70,971
†Ring Energy	3,975	20,193
Scorpio Tankers	27,600	48,576
SemGroup Class A	14,800	203,944
Ship Finance International	19,649	206,904
SM Energy	18,345	283,981
†Southwestern Energy	38,753	132,148
†SRC Energy	28,490	133,903
†Talos Energy	5,705	93,106
Targa Resources	14,043	505,829
Teekay	13,659	45,621
†Ultra Petroleum	9,976	7,583
Valero Energy	19,970	1,497,151
†W&T Offshore	13,431	55,336
†Whiting Petroleum	14,346	325,511
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†WildHorse Resource Development	6,572	$ 92,731
Williams	24,910	549,265
World Fuel Services	7,994	171,151
†WPX Energy	32,521	369,113
		46,352,048
Paper & Forest Products–0.13%
Boise Cascade	5,938	141,621
†Clearwater Paper	2,473	60,267
Domtar	8,467	297,446
Louisiana-Pacific	18,790	417,514
Mercer International	10,372	108,284
Neenah	2,359	138,992
PH Glatfelter	4,944	48,253
Resolute Forest Products	7,351	58,293
Schweitzer-Mauduit International	4,384	109,819
†Verso Class A	4,244	95,066
		1,475,555
Personal Products–0.34%
†Avon Products	40,949	62,242
Coty Class A	33,297	218,428
†Edgewell Personal Care	5,853	218,610
Estee Lauder Class A	10,818	1,407,422
†Herbalife Nutrition	9,618	566,981
Inter Parfums	3,508	230,020
Medifast	1,745	218,160
Natural Health Trends	1,722	31,840
Nu Skin Enterprises Class A	9,513	583,432
†Revlon Class A	4,768	120,106
†USANA Health Sciences	2,793	328,820
		3,986,061
Pharmaceuticals–3.59%
†Akorn	9,574	32,456
Allergan	10,435	1,394,742
†Amneal Pharmaceuticals Class A	7,524	101,800
†Amphastar Pharmaceuticals	7,904	157,290
†ANI Pharmaceuticals	738	33,225
†Assertio Therapeutics	3,876	13,992
Bristol-Myers Squibb	33,192	1,725,320
†Catalent	17,323	540,131
†Corcept Therapeutics	8,642	115,457
†Cymabay Therapeutics	5,176	40,735
Eli Lilly & Co.	38,525	4,458,113
†Endo International	19,354	141,284
†Horizon Pharma	15,728	307,325
†Innoviva	5,811	101,402
†Intra-Cellular Therapies	5,388	61,369
†Jazz Pharmaceuticals	3,133	388,367

LVIP Dimensional U.S. Core Equity 1 Fund–22

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Johnson & Johnson	103,748	$ 13,388,679
†Lannett	7,113	35,281
†Mallinckrodt	12,633	199,601
Merck & Co.	87,602	6,693,669
†Mylan	14,969	410,151
†Nektar Therapeutics	2,463	80,959
†Otonomy	619	1,145
Perrigo	5,367	207,971
Pfizer	193,779	8,458,453
Phibro Animal Health Class A	1,442	46,375
†Prestige Consumer Healthcare	6,536	201,832
†Supernus Pharmaceuticals	3,800	126,236
Taro Pharmaceutical Industries	3,413	288,876
Zoetis	28,632	2,449,181
†Zogenix	4,371	159,367
		42,360,784
Professional Services–0.70%
†ASGN	6,674	363,733
Barrett Business Services	300	17,175
†CBIZ	6,360	125,292
†CoStar Group	768	259,077
Dun & Bradstreet	4,540	648,040
Equifax	7,987	743,829
Exponent	5,116	259,432
Forrester Research	2,034	90,920
†Franklin Covey	993	22,174
†FTI Consulting	6,870	457,817
†GP Strategies	1,772	22,345
Heidrick & Struggles International	2,100	65,499
†Huron Consulting Group	2,990	153,417
ICF International	2,478	160,525
†InnerWorkings	2,041	7,633
Insperity	6,610	617,110
Kelly Services Class A	3,655	74,854
Kforce	4,767	147,396
Korn/Ferry International	6,340	250,684
ManpowerGroup	9,027	584,950
†Mistras Group	3,448	49,582
Navigant Consulting	4,750	114,237
Nielsen Holdings	18,787	438,301
Resources Connection	4,071	57,808
Robert Half International	9,812	561,246
TransUnion	1,042	59,186
†TriNet Group	8,091	339,417
†TrueBlue	5,561	123,732
†Verisk Analytics Class A	12,218	1,332,251
†WageWorks	2,359	64,070
		8,211,732
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development–0.28%
†Altisource Portfolio Solutions S.A.	2,089	$ 46,982
†CBRE Group Class A	23,540	942,542
†Forestar Group	476	6,593
†FRP Holdings	400	18,404
HFF Class A	5,680	188,349
†Howard Hughes	4,225	412,444
Jones Lang LaSalle	3,795	480,447
Kennedy-Wilson Holdings	16,113	292,773
†Marcus & Millichap	6,542	224,587
Newmark Group Class A	14,313	114,790
†Rafael Holdings Class B	1,698	13,465
RE/MAX Holdings Class A	3,948	121,401
Realogy Holdings	18,390	269,965
RMR Group Class A	862	45,755
†St Joe	10,227	134,689
†Tejon Ranch	2,365	39,212
		3,352,398
Road & Rail–1.33%
AMERCO	1,614	529,569
ArcBest	3,735	127,961
†Avis Budget Group	12,271	275,852
†Covenant Transportation Group Class A	3,400	65,280
CSX	36,467	2,265,695
†Genesee & Wyoming Class A	5,867	434,275
Heartland Express	13,599	248,862
†Hertz Global Holdings	10,281	140,336
JB Hunt Transport Services	8,140	757,346
Kansas City Southern	9,338	891,312
Knight-Swift Transportation Holdings	8,907	223,298
Landstar System	5,452	521,593
Marten Transport	7,936	128,484
Norfolk Southern	13,859	2,072,475
Old Dominion Freight Line	7,334	905,676
Ryder System	10,618	511,257
†Saia	3,643	203,352
Schneider National Class B	12,607	235,373
Union Pacific	33,733	4,662,913
Universal Logistics Holdings	2,500	45,225
†USA Truck	1,448	21,676
Werner Enterprises	12,297	363,253
†YRC Worldwide	1,455	4,583
		15,635,646
Semiconductors & Semiconductor Equipment–3.72%
†Advanced Energy Industries	5,778	248,050
†Advanced Micro Devices	18,799	347,030

LVIP Dimensional U.S. Core Equity 1 Fund–23

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Alpha & Omega Semiconductor	1,200	$ 12,228
†Ambarella	3,562	124,599
†Amkor Technology	37,829	248,158
Analog Devices	5,594	480,133
Applied Materials	33,111	1,084,054
†Axcelis Technologies	6,725	119,705
Broadcom	8,430	2,143,580
Brooks Automation	9,566	250,438
Cabot Microelectronics	3,008	286,813
†CEVA	2,353	51,978
†Cirrus Logic	8,845	293,477
Cohu	4,220	67,815
†Cree	10,967	469,113
Cypress Semiconductor	32,772	416,860
†Diodes	7,611	245,531
†DSP Group	4,368	48,922
Entegris	15,222	424,618
†First Solar	9,258	393,048
†FormFactor	7,433	104,731
†Inphi	2,993	96,225
†Integrated Device Technology	11,976	579,998
Intel	253,296	11,887,181
KLA-Tencor	12,919	1,156,121
Kulicke & Soffa Industries	6,090	123,444
Lam Research	6,878	936,577
†Lattice Semiconductor	17,582	121,667
†MACOM Technology Solutions Holdings	2,830	41,063
Marvell Technology Group	28,234	457,108
Maxim Integrated Products	11,953	607,810
†MaxLinear Class A	6,970	122,672
Microchip Technology	10,103	726,608
†Micron Technology	71,704	2,275,168
MKS Instruments	6,800	439,348
Monolithic Power Systems	1,222	142,058
†Nanometrics	2,667	72,889
†NeoPhotonics	2,126	13,776
NVE	50	4,377
NVIDIA	29,261	3,906,344
†ON Semiconductor	41,688	688,269
†PDF Solutions	3,040	25,627
†Photronics	5,636	54,557
Power Integrations	3,814	232,578
†Qorvo	6,407	389,097
QUALCOMM	28,785	1,638,154
†Rambus	17,462	133,934
†Rudolph Technologies	4,102	83,968
†Semtech	6,166	282,834
†Sigma Designs	1,968	287
†Silicon Laboratories	1,698	133,819
Skyworks Solutions	10,312	691,110
†SolarEdge Technologies	4,785	167,954
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Synaptics	4,025	$ 149,770
Teradyne	15,372	482,373
Texas Instruments	55,321	5,227,835
†Ultra Clean Holdings	2,793	23,657
Universal Display	2,731	255,540
†Veeco Instruments	6,193	45,890
Versum Materials	8,954	248,205
Xilinx	14,519	1,236,583
Xperi	7,199	132,390
		43,895,746
Software–4.64%
†ACI Worldwide	11,385	315,023
Activision Blizzard	15,960	743,257
†Adobe Systems	9,671	2,187,967
†Alarm.com Holdings	2,786	144,510
†ANSYS	3,253	464,984
†Aspen Technology	10,168	835,606
†Atlassian Class A	1,472	130,979
†Autodesk	4,667	600,223
Blackbaud	4,439	279,213
†Cadence Design Systems	15,371	668,331
CDK Global	9,277	444,183
Citrix Systems	8,053	825,110
†CommVault Systems	1,800	106,362
Ebix	3,512	149,471
†Electronic Arts	8,451	666,868
†Ellie Mae	801	50,327
†Envestnet	1,992	97,986
†Fair Isaac	3,439	643,093
†Fortinet	3,418	240,730
†Globant	250	14,080
†Guidewire Software	2,853	228,896
†HubSpot	1,237	155,528
Intuit	14,192	2,793,695
†Manhattan Associates	8,875	376,034
Microsoft	279,479	28,386,682
†MicroStrategy Class A	1,106	141,291
Monotype Imaging Holdings	3,104	48,174
†New Relic	1,830	148,175
†Nuance Communications	30,262	400,366
†Nutanix Class A	3,319	138,037
†OneSpan	3,332	43,149
Oracle	78,755	3,555,788
†Palo Alto Networks	1,493	281,207
†Paycom Software	4,540	555,923
†Paylocity Holding	1,071	64,485
Pegasystems	3,592	171,805
Progress Software	4,679	166,058
†Proofpoint	637	53,387
†PTC	2,065	171,188
QAD Class A	1,105	43,460
†Qualys	453	33,857
†RealPage	4,008	193,146

LVIP Dimensional U.S. Core Equity 1 Fund–24

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Red Hat	9,877	$ 1,734,796
†RingCentral Class A	402	33,141
†salesforce.com	7,597	1,040,561
Sapiens International	854	9,420
†Seachange International	2,000	2,520
†ServiceNow	2,218	394,915
†Snap Class A	4,200	23,142
†Splunk	2,645	277,328
SS&C Technologies Holdings	10,872	490,436
Symantec	8,527	161,118
†Synchronoss Technologies	4,423	27,157
†Synopsys	3,261	274,707
†Tableau Software Class A	2,254	270,480
†Take-Two Interactive Software	3,820	393,231
†Telenav	2,300	9,338
TiVo	16,231	152,734
†Trade Desk Class A	297	34,470
†Tyler Technologies	1,278	237,478
†Ultimate Software Group	685	167,736
†Verint Systems	5,416	229,151
VMware Class A	1,975	270,832
†Workday Class A	1,507	240,638
†Zedge Class B	1,132	2,771
†Zendesk	3,338	194,839
†Zynga Class A	82,444	324,005
		54,755,578
Specialty Retail–3.42%
Aaron's	9,516	400,148
Abercrombie & Fitch Class A	4,585	91,929
Advance Auto Parts	4,940	777,852
American Eagle Outfitters	28,359	548,179
†America's Car-Mart	962	69,697
†Asbury Automotive Group	5,290	352,631
†Ascena Retail Group	28,043	70,388
†At Home Group	6,725	125,488
†AutoNation	13,117	468,277
†AutoZone	1,214	1,017,745
Barnes & Noble	9,682	68,645
†Barnes & Noble Education	6,119	24,537
Bed Bath & Beyond	20,862	236,158
Best Buy	17,025	901,644
Big 5 Sporting Goods	900	2,331
†Boot Barn Holdings	3,430	58,413
†Build-A-Bear Workshop	2,901	11,459
†Burlington Stores	4,740	771,056
Caleres	7,320	203,716
†CarMax	11,906	746,863
Cato Class A	4,303	61,404
Chico's FAS	18,957	106,538
Children's Place	3,021	272,162
Citi Trends	2,149	43,818
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Conn's	6,316	$ 119,120
Dick's Sporting Goods	11,492	358,550
DSW Class A	11,901	293,955
†Express	12,788	65,347
†Five Below	6,571	672,345
†Floor & Decor Holdings Class A	2,766	71,639
Foot Locker	14,273	759,324
†Francesca's Holdings	6,695	6,499
GameStop Class A	12,056	152,147
Gap	31,510	811,698
†Genesco	3,102	137,419
Group 1 Automotive	3,419	180,250
Guess	11,019	228,865
Haverty Furniture	2,655	49,861
†Hibbett Sports	4,645	66,423
Home Depot	56,113	9,641,336
†Kirkland's	2,488	23,711
L Brands	11,417	293,074
Lithia Motors Class A	3,884	296,466
Lowe's	47,004	4,341,289
†MarineMax	2,439	44,658
†Michaels	14,861	201,218
Monro	3,844	264,275
†Murphy USA	6,800	521,152
†National Vision Holdings	2,500	70,425
Office Depot	59,243	152,847
†O'Reilly Automotive	4,996	1,720,273
†Party City Holdco	12,534	125,089
Penske Automotive Group	12,158	490,210
†Rent-A-Center	8,035	130,087
†RH	4,029	482,755
Ross Stores	21,284	1,770,829
†Sally Beauty Holdings	19,812	337,795
Shoe Carnival	1,575	52,778
Signet Jewelers	8,178	259,815
†Sleep Number	5,053	160,332
Sonic Automotive Class A	5,355	73,685
†Sportsman's Warehouse Holdings	165	723
Stage Stores	4,087	3,024
Tailored Brands	4,077	55,610
Tiffany & Co.	8,129	654,466
Tile Shop Holdings	2,643	14,484
TJX	73,664	3,295,727
Tractor Supply	10,859	906,075
†Ulta Beauty	4,365	1,068,726
†Urban Outfitters	20,047	665,560
†Vitamin Shoppe	3,839	18,197
Williams-Sonoma	13,719	692,123
Winmark	151	24,009
†Zumiez	4,241	81,300
		40,338,643

LVIP Dimensional U.S. Core Equity 1 Fund–25

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–3.57%
†3D Systems	12,600	$ 128,142
Apple	224,130	35,354,266
†Avid Technology	6,614	31,417
†Cray	6,871	148,345
†Dell Technologies Class C	8,375	409,286
Diebold Nixdorf	5,855	14,579
†Electronics For Imaging	5,336	132,333
Hewlett Packard Enterprise	45,678	603,406
HP	67,511	1,381,275
†NCR	16,424	379,066
NetApp	23,621	1,409,465
†Pure Storage Class A	2,550	41,004
Seagate Technology	24,157	932,219
†Stratasys	4,881	87,907
†Super Micro Computer	6,166	85,091
Western Digital	13,187	487,523
Xerox	23,774	469,774
		42,095,098
Textiles, Apparel & Luxury Goods–1.06%
Carter's	6,021	491,434
Columbia Sportswear	6,536	549,612
†Crocs	5,293	137,512
Culp	695	13,135
†Deckers Outdoor	5,238	670,202
†Fossil Group	8,573	134,853
†G-III Apparel Group	5,901	164,579
Hanesbrands	28,474	356,779
†Lululemon Athletica	9,083	1,104,584
†Michael Kors Holdings	15,972	605,658
Movado Group	2,255	71,303
NIKE Class B	61,630	4,569,248
Oxford Industries	2,792	198,344
PVH	3,503	325,604
Ralph Lauren	3,815	394,700
†Skechers U.S.A. Class A	13,059	298,921
Steven Madden	8,925	270,070
Tapestry	16,823	567,776
†Under Armour Class A	8,228	145,389
†Under Armour Class C	8,286	133,985
†Unifi	3,174	72,494
†Vera Bradley	810	6,942
VF	12,928	922,284
Wolverine World Wide	10,329	329,392
		12,534,800
Thrifts & Mortgage Finance–0.43%
†Axos Financial	7,624	191,972
Beneficial Bancorp	11,715	167,407
Capitol Federal Financial	21,314	272,180
Dime Community Bancshares	6,872	116,687
†Essent Group	9,692	331,273
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Federal Agricultural Mortgage Class C	1,195	$ 72,226
First Defiance Financial	1,604	39,314
†Flagstar Bancorp	7,368	194,515
†HomeStreet	2,845	60,399
Kearny Financial	11,491	147,315
†LendingTree	922	202,444
Meridian Bancorp	8,312	119,028
Meta Financial Group	2,223	43,104
†MGIC Investment	35,831	374,792
†Mr Cooper Group	2,911	33,971
New York Community Bancorp	39,410	370,848
†NMI Holdings Class A	6,858	122,415
Northfield Bancorp	6,724	91,110
Northwest Bancshares	14,286	242,005
OceanFirst Financial	7,155	161,059
Oritani Financial	6,244	92,099
PennyMac Financial Services Class A	1,643	34,930
Provident Financial Services	9,985	240,938
Radian Group	23,244	380,272
TFS Financial	9,915	159,929
TrustCo Bank	12,472	85,558
United Community Financial	2,888	25,559
United Financial Bancorp	4,707	69,193
Walker & Dunlop	4,483	193,890
Washington Federal	9,358	249,952
Waterstone Financial	3,925	65,783
WSFS Financial	3,684	139,660
		5,091,827
Tobacco–0.81%
Altria Group	107,115	5,290,410
Philip Morris International	58,687	3,917,944
Universal	3,560	192,774
Vector Group	16,481	160,360
		9,561,488
Trading Companies & Distributors–0.69%
Air Lease	16,007	483,572
Applied Industrial Technologies	5,007	270,078
†Beacon Roofing Supply	8,312	263,657
†BMC Stock Holdings	7,768	120,249
†CAI International	2,879	66,879
†DXP Enterprises	1,631	45,407
Fastenal	18,484	966,528
GATX	4,500	318,645
†GMS	3,890	57,805
H&E Equipment Services	6,917	141,245
†HD Supply Holdings	14,675	550,606
†Herc Holdings	4,012	104,272

LVIP Dimensional U.S. Core Equity 1 Fund–26

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
Kaman	3,636	$ 203,943
†MRC Global	11,216	137,172
MSC Industrial Direct Class A	6,411	493,134
†Nexeo Solutions	730	6,271
†NOW	13,867	161,412
Rush Enterprises Class A	4,686	161,573
†SiteOne Landscape Supply	1,171	64,721
Systemax	4,022	96,086
†Textainer Group Holdings	6,500	64,740
Triton International	9,649	299,794
†United Rentals	7,828	802,605
†Univar	13,257	235,179
†Veritiv	1,100	27,467
Watsco	3,045	423,681
†WESCO International	6,714	322,272
WW Grainger	4,437	1,252,831
		8,141,824
Transportation Infrastructure–0.02%
Macquarie Infrastructure	5,269	192,635
		192,635
Water Utilities–0.19%
American States Water	4,789	321,055
American Water Works	8,616	782,074
Aqua America	15,838	541,501
California Water Service Group	6,748	321,610
Connecticut Water Service	819	54,767
Middlesex Water	1,357	72,396
SJW Group	2,258	125,590
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities (continued)
York Water	591	$ 18,947
		2,237,940
Wireless Telecommunication Services–0.18%
†Boingo Wireless	4,098	84,296
Shenandoah Telecommunications	6,684	295,767
Spok Holdings	1,858	24,637
†Sprint	44,078	256,534
Telephone & Data Systems	9,452	307,568
†T-Mobile US	15,158	964,200
†United States Cellular	3,838	199,461
		2,132,463
Total Common Stock (Cost $889,238,012)		1,175,775,864
RIGHTS–0.00%
†πMedia General CVR	16,818	1,682
†πSchulman Class A CVR	4,438	8,476
Total Rights (Cost $0)		10,158

MONEY MARKET FUND–0.35%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	4,135,898	4,135,898
Total Money Market Fund (Cost $4,135,898)		4,135,898

TOTAL INVESTMENTS–100.05% (Cost $893,373,910)	1,179,921,920
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(645,608)
NET ASSETS APPLICABLE TO 41,356,225 SHARES OUTSTANDING–100.00%	$1,179,276,312
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND STANDARD CLASS ($1,024,194,571 / 35,893,564 Shares)	$28.534
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND SERVICE CLASS ($155,081,741 / 5,462,661 Shares)	$28.389
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$ 831,516,356
Distributable earnings/(accumulated loss)	347,759,956
TOTAL NET ASSETS	$1,179,276,312

† Non-income producing.
LVIP Dimensional U.S. Core Equity 1 Fund–27

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2018, the aggregate value of restricted securities was $10,158, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Media General CVR	1/18/2017	$—	$ 1,682
Schulman Class A CVR	8/22/2018	—	8,476
Total		$—	$10,158
★	Includes $1,455,701 payable for securities purchased, $980,207 payable for fund shares redeemed, $81,246 other accrued expenses payable and $445,813 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
CVR–Contingent Value Rights
IT–Information Technology
NT–Northern Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–28

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 24,813,308
Interest	185
Foreign Taxes Withheld	(9,587)
24,803,906
EXPENSES:
Management fees	4,669,221
Distribution fees-Service Class	543,159
Shareholder servicing fees	397,225
Accounting and administration expenses	337,634
Reports and statements to shareholders	188,391
Professional fees	52,918
Trustees’ fees and expenses	44,731
Custodian fees	14,019
Pricing fees	6,215
Consulting fees	2,560
Other	14,630
Total operating expenses	6,270,703
NET INVESTMENT INCOME	18,533,203
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	65,927,644
Net change in unrealized appreciation (depreciation) of investments	(175,105,543)
NET REALIZED AND UNREALIZED LOSS	(109,177,899)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (90,644,696)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 18,533,203	$ 17,939,636
Net realized gain	65,927,644	32,300,042
Net change in unrealized appreciation (depreciation)	(175,105,543)	197,508,410
Net increase (decrease) in net assets resulting from operations	(90,644,696)	247,748,088
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(45,414,222)	(34,274,372)
Service Class	(5,865,049)	(3,226,280)
	(51,279,271)	(37,500,652)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	22,689,677	20,075,622
Service Class	54,119,684	46,223,902
Reinvestment of dividends and distributions:
Standard Class	45,414,222	34,274,372
Service Class	5,865,049	3,226,280
	128,088,632	103,800,176
Cost of shares redeemed:
Standard Class	(166,902,513)	(148,478,732)
Service Class	(24,056,372)	(23,153,028)
	(190,958,885)	(171,631,760)
Decrease in net assets derived from capital share transactions	(62,870,253)	(67,831,584)
NET INCREASE (DECREASE) IN NET ASSETS	(204,794,220)	142,415,852
NET ASSETS:
Beginning of year	1,384,070,532	1,241,654,680
End of year	$1,179,276,312	$1,384,070,532
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (16,628,324)
Service Class		(1,415,989)
Net realized gain:
Standard Class		(17,646,048)
Service Class		(1,810,291)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–29

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15 [1]	12/31/14
Net asset value, beginning of period	$ 32.022	$ 27.254	$ 37.542	$ 44.352	$ 42.182
Income (loss) from investment operations:
Net investment income[2]	0.457	0.416	0.537	0.665	0.736
Net realized and unrealized gain (loss)	(2.676)	5.236	3.889	(1.700)	4.729
Total from investment operations	(2.219)	5.652	4.426	(1.035)	5.465
Less dividends and distributions from:
Net investment income	(0.486)	(0.433)	(0.439)	(0.653)	(0.855)
Net realized gain	(0.783)	(0.451)	(14.275)	(5.122)	(2.440)
Total dividends and distributions	(1.269)	(0.884)	(14.714)	(5.775)	(3.295)
Net asset value, end of period	$ 28.534	$ 32.022	$ 27.254	$ 37.542	$ 44.352
Total return[3]	(7.29%)	20.88%	14.41%	(2.00%)	13.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,024,194	$1,245,607	$1,147,995	$1,120,426	$1,279,820
Ratio of expenses to average net assets	0.42%	0.41%	0.40%	0.39%	0.38%
Ratio of net investment income to average net assets	1.39%	1.41%	1.60%	1.54%	1.68%
Portfolio turnover	5%	4%	4%	74%	14%

[1]	Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–30

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15 [1]	12/31/14
Net asset value, beginning of period	$ 31.861	$ 27.130	$ 37.449	$ 44.254	$ 42.107
Income (loss) from investment operations:
Net investment income[2]	0.339	0.312	0.415	0.511	0.581
Net realized and unrealized gain (loss)	(2.644)	5.199	3.863	(1.691)	4.708
Total from investment operations	(2.305)	5.511	4.278	(1.180)	5.289
Less dividends and distributions from:
Net investment income	(0.384)	(0.329)	(0.322)	(0.503)	(0.702)
Net realized gain	(0.783)	(0.451)	(14.275)	(5.122)	(2.440)
Total dividends and distributions	(1.167)	(0.780)	(14.597)	(5.625)	(3.142)
Net asset value, end of period	$ 28.389	$ 31.861	$ 27.130	$ 37.449	$ 44.254
Total return[3]	(7.60%)	20.45%	14.01%	(2.34%)	12.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$155,082	$138,464	$ 93,660	$ 77,868	$ 83,615
Ratio of expenses to average net assets	0.77%	0.76%	0.75%	0.74%	0.73%
Ratio of net investment income to average net assets	1.04%	1.06%	1.25%	1.19%	1.33%
Portfolio turnover	5%	4%	4%	74%	14%

[1]	Effective May 1, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–31

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are
LVIP Dimensional U.S. Core Equity 1 Fund–32

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$77,888
Legal	15,521
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $163,869 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$357,946
Distribution fees payable to LFD	46,637
Printing and mailing fees payable to Lincoln Life	11,226
Shareholder servicing fees payable to Lincoln Life	30,004
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 63,577,123
Sales	150,078,297
LVIP Dimensional U.S. Core Equity 1 Fund–33

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$ 897,095,366
Aggregate unrealized appreciation of investments	$ 391,058,135
Aggregate unrealized depreciation of investments	(108,231,581)
Net unrealized appreciation of investments	$ 282,826,554
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,175,775,864	$—	$ —	$1,175,775,864
Rights	—	—	10,158	10,158
Money Market Fund	4,135,898	—	—	4,135,898
Total Investments	$1,179,911,762	$—	$10,158	$1,179,921,920
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP Dimensional U.S. Core Equity 1 Fund–34

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$19,078,173	$18,435,221
Long-term capital gains	32,201,098	19,065,431
Total	$51,279,271	$37,500,652
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 64,933,402
Net unrealized appreciation	282,826,554
Distributable earnings/(accumulated loss)	$347,759,956
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	691,785	680,689
Service Class	1,667,011	1,574,375
Shares reinvested:
Standard Class	1,430,591	1,108,311
Service Class	185,018	105,341
	3,974,405	3,468,716
Shares redeemed:
Standard Class	(5,127,794)	(5,012,479)
Service Class	(735,283)	(786,063)
	(5,863,077)	(5,798,542)
Net decrease	(1,888,672)	(2,329,826)
7. Market Risk
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
LVIP Dimensional U.S. Core Equity 1 Fund–35

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–36

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 1 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Dimensional U.S. Core Equity 1 Fund–37

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional U.S. Core Equity 1 Fund–38

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Dimensional U.S. Core Equity 1 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 TR USD Index. The Board noted that the Fund’s total return was above the return of the benchmark index and below the Morningstar peer group median for the one year period, above the return of the Morningstar peer group median and below the benchmark index for the three, five and ten year periods. The Board considered that Dimensional had served as the Fund’s sub-adviser since May 2015 and concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules (which include breakpoints for the LVIP Dimensional U.S. Core Equity 1 Fund) compared to the subadvisory fees of comparable funds sub-advised by Dimensional. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC compensates Dimensional from its fees. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with a general increase in assets under management including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Dimensional U.S. Core Equity 1 Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Dimensional U.S. Core Equity 1 Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Dimensional U.S. Core Equity 1 Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Dimensional U.S. Core Equity 1 Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 1 Fund–43

LVIP Dimensional U.S. Core Equity 2 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Dimensional U.S. Core Equity 2 Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned (9.64%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 3000® Index1, returned (5.24%).
The U.S. market had negative performance for the year but outperformed both developed ex U.S. and emerging markets. The Russell 3000® Index returned -5.2%, as compared to -14.7% for the MSCI World ex USA IMI2 (net dividends) and -15.1% for the MSCI Emerging Markets IMI3 (net dividends).
Along the market capitalization dimension, large caps (Russell 1000® Index4) outperformed small caps (Russell 2000® Index5) by 6.2% for the year. Similarly, mid caps (Russell Midcap® Index6), a subset of the Russell 1000® Index universe, outperformed small caps by 2.0%. Along the relative price dimension, large cap value stocks (Russell 1000® Value Index7) underperformed large cap growth stocks (Russell 1000® Growth Index8) by 6.8%, and small cap value stocks (Russell 2000® Value Index9) underperformed small cap growth stocks (Russell 2000® Growth Index10) by 3.6%. It is important to consider the interactions between size, value, and profitability when reviewing the performance of these dimensions. Considering all three dimensions simultaneously, stocks with lower relative prices and higher profitability underperformed stocks with higher relative prices and lower profitability among both large and small caps for the year.
The Fund’s greater emphasis on stocks with smaller market capitalizations detracted from relative performance against its benchmark, as these stocks underperformed large cap stocks. With value stocks generally underperforming growth stocks for the year, the Fund’s greater emphasis on value stocks also detracted from relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Joseph H. Chi
Jed S. Fogdall
Lukas Smart
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,832 for the Standard Class shares and to $11,726 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $12,714. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 9.64%
Inception (5/1/15)	+ 4.69%
Service Class Shares
One Year	- 9.86%
Inception (5/1/15)	+ 4.43%
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The MSCI World ex USA Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
3. The MSCI Emerging Markets Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Dimensional U.S. Core Equity 2 Fund–1

LVIP Dimensional U.S. Core Equity 2 Fund
2018 Annual Report Commentary (unaudited) (continued)
4. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.
5. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of the index.
6. The Russell Midcap® Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap® Index are the same 800 of the 1,000 companies that comprise Russell 1000® Index. The Russell 1000® Index is a compilation of the largest 1,000 publicly traded U.S. companies.
7. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
9. The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
10. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 2 Fund–2

LVIP Dimensional U.S. Core Equity 2 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$885.90	0.50%	$2.38
Service Class Shares	1,000.00	884.80	0.75%	3.56
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.50%	$2.55
Service Class Shares	1,000.00	1,021.40	0.75%	3.82

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 2 Fund–3

LVIP Dimensional U.S. Core Equity 2 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.35%
Aerospace & Defense	2.08%
Air Freight & Logistics	0.63%
Airlines	0.88%
Auto Components	0.83%
Automobiles	0.50%
Banks	7.47%
Beverages	1.17%
Biotechnology	2.01%
Building Products	0.84%
Capital Markets	2.94%
Chemicals	2.41%
Commercial Services & Supplies	1.15%
Communications Equipment	1.33%
Construction & Engineering	0.48%
Construction Materials	0.16%
Consumer Finance	1.22%
Containers & Packaging	0.93%
Distributors	0.23%
Diversified Consumer Services	0.53%
Diversified Financial Services	1.10%
Diversified Telecommunication Services	2.18%
Electric Utilities	0.90%
Electrical Equipment	0.83%
Electronic Equipment, Instruments & Components	1.59%
Energy Equipment & Services	0.76%
Equity Real Estate Investment Trusts	0.02%
Food & Staples Retailing	1.58%
Food Products	1.74%
Gas Utilities	0.25%
Health Care Equipment & Supplies	2.25%
Health Care Providers & Services	3.19%
Health Care Technology	0.29%
Hotels, Restaurants & Leisure	2.15%
Household Durables	0.89%
Household Products	0.88%
Independent Power and Renewable Electricity Producers	0.33%
Industrial Conglomerates	0.70%
Insurance	3.53%
Internet & Direct Marketing Retail	2.06%
Internet Software & Services	2.41%
IT Services	3.95%
Leisure Products	0.23%
Life Sciences Tools & Services	0.97%
Machinery	3.45%
Marine	0.08%
Security Type/Sector	Percentage of Net Assets
Media	3.41%
Metals & Mining	0.81%
Multiline Retail	0.79%
Multi-Utilities	0.52%
Oil, Gas & Consumable Fuels	5.38%
Paper & Forest Products	0.16%
Personal Products	0.31%
Pharmaceuticals	3.34%
Professional Services	0.75%
Real Estate Management & Development	0.35%
Road & Rail	1.22%
Semiconductors & Semiconductor Equipment	3.99%
Software	3.66%
Specialty Retail	2.71%
Technology Hardware, Storage & Peripherals	2.78%
Textiles, Apparel & Luxury Goods	0.90%
Thrifts & Mortgage Finance	0.53%
Tobacco	0.40%
Trading Companies & Distributors	0.80%
Transportation Infrastructure	0.02%
Water Utilities	0.17%
Wireless Telecommunication Services	0.25%
Convertible Preferred Stock	0.00%
Rights	0.00%
Money Market Fund	0.89%
Total Investments	100.24%
Liabilities Net of Receivables and Other Assets	(0.24%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple	2.27%
Microsoft	1.75%
Amazon.com	1.44%
JPMorgan Chase & Co.	1.16%
Intel	1.04%
Pfizer	1.03%
Exxon Mobil	0.98%
Berkshire Hathaway Class B	0.97%
AT&T	0.95%
Verizon Communications	0.92%
Total	12.51%

IT–Information Technology

LVIP Dimensional U.S. Core Equity 2 Fund–4

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.35%
Aerospace & Defense–2.08%
AAR	3,497	$ 130,578
†Aerojet Rocketdyne Holdings	6,136	216,171
†Aerovironment	1,567	106,478
Arconic	12,738	214,763
†Astronics	1,040	31,668
†Astronics Class B	911	27,704
†Axon Enterprise	1,980	86,625
Boeing	4,884	1,575,090
BWX Technologies	4,120	157,508
Cubic	1,722	92,540
Curtiss-Wright	3,000	306,360
†Ducommun	1,095	39,770
†Engility Holdings	2,146	61,075
†Esterline Technologies	2,355	286,015
General Dynamics	3,945	620,194
Harris	5,249	706,778
HEICO	1,327	102,816
HEICO Class A	2,990	188,370
Hexcel	6,480	371,563
Huntington Ingalls Industries	2,029	386,139
†KeyW Holding	3,289	22,003
†Kratos Defense & Security Solutions	5,844	82,342
L3 Technologies	2,084	361,907
Lockheed Martin	3,149	824,534
†Mercury Systems	2,137	101,059
Moog Class A	2,078	161,003
National Presto Industries	715	83,598
Northrop Grumman	2,116	518,208
Raytheon	3,903	598,525
†Sparton	651	11,842
Spirit AeroSystems Holdings Class A	4,503	324,621
†Teledyne Technologies	1,792	371,069
Textron	7,851	361,068
†TransDigm Group	598	203,356
Triumph Group	3,348	38,502
United Technologies	18,227	1,940,811
†Vectrus	700	15,106
†Wesco Aircraft Holdings	7,822	61,794
		11,789,553
Air Freight & Logistics–0.63%
†Air Transport Services Group	6,027	137,476
†Atlas Air Worldwide Holdings	2,617	110,411
CH Robinson Worldwide	4,497	378,153
†Echo Global Logistics	2,248	45,702
Expeditors International of Washington	4,957	337,522
FedEx	6,686	1,078,653
Forward Air	2,651	145,407
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Air Freight & Logistics (continued)
†Hub Group Class A	2,257	$ 83,667
†Radiant Logistics	4,220	17,935
United Parcel Service Class B	8,538	832,711
†XPO Logistics	6,749	384,963
		3,552,600
Airlines–0.88%
Alaska Air Group	8,849	538,462
Allegiant Travel	1,389	139,206
American Airlines Group	6,512	209,100
Copa Holdings Class A	1,782	140,261
Delta Air Lines	23,561	1,175,694
Hawaiian Holdings	4,649	122,780
†JetBlue Airways	19,783	317,715
SkyWest	4,055	180,326
Southwest Airlines	13,694	636,497
†Spirit Airlines	5,476	317,170
†United Continental Holdings	14,459	1,210,652
		4,987,863
Auto Components–0.83%
Adient	3,433	51,701
†American Axle & Manufacturing Holdings	11,006	122,167
Aptiv	11,119	684,597
Autoliv	5,313	373,132
BorgWarner	14,393	500,013
Cooper Tire & Rubber	5,069	163,881
†Cooper-Standard Holdings	1,627	101,069
Dana	11,458	156,172
Delphi Technologies	3,945	56,492
†Dorman Products	2,616	235,492
†Fox Factory Holding	3,434	202,160
†Garrett Motion	988	12,192
Gentex	17,716	358,040
†Gentherm	2,907	116,222
Goodyear Tire & Rubber	17,640	360,032
†Horizon Global	1,513	2,164
LCI Industries	2,232	149,098
Lear	3,268	401,506
†Modine Manufacturing	5,332	57,639
†Motorcar Parts of America	986	16,407
Standard Motor Products	2,098	101,606
†Stoneridge	2,301	56,720
Superior Industries International	1,457	7,008
Tenneco Class A	4,124	112,956
Tower International	3,081	73,328
†Veoneer	3,982	93,856
†Visteon	1,837	110,734
		4,676,384
LVIP Dimensional U.S. Core Equity 2 Fund–5

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Automobiles–0.50%
Ford Motor	99,921	$ 764,396
General Motors	39,158	1,309,835
Harley-Davidson	12,826	437,623
†Tesla	215	71,552
Thor Industries	3,525	183,300
Winnebago Industries	3,663	88,681
		2,855,387
Banks–7.47%
1st Source	2,469	99,599
Access National	1,468	31,312
ACNB	300	11,775
†Allegiance Bancshares	997	32,273
American National Bankshares	300	8,793
Ameris Bancorp	4,728	149,736
Ames National	508	12,913
Arrow Financial	1,137	36,407
Associated Banc-Corp	12,750	252,322
†Atlantic Capital Bancshares	2,130	34,868
†Axos Financial	4,864	122,476
Banc of California	5,022	66,843
BancFirst	2,154	107,485
†Bancorp	3,933	31,307
BancorpSouth Bank	6,966	182,091
Bank of America	128,844	3,174,716
Bank of Hawaii	2,642	177,859
Bank of Marin Bancorp	1,102	45,446
Bank of NT Butterfield & Son	4,140	129,789
Bank OZK	7,369	168,234
BankUnited	7,451	223,083
Bankwell Financial Group	404	11,599
Banner	2,936	157,017
Bar Harbor Bankshares	748	16,778
BB&T	11,282	488,736
Berkshire Hills Bancorp	4,384	118,236
Blue Hills Bancorp	1,531	32,672
BOK Financial	2,960	217,057
Boston Private Financial Holdings	6,358	67,204
Bridge Bancorp	1,729	44,072
Brookline Bancorp	8,396	116,033
Bryn Mawr Bank	1,479	50,878
C&F Financial	247	13,143
Cadence BanCorp	8,416	141,220
Cambridge Bancorp	195	16,234
Camden National	1,270	45,682
Capital City Bank Group	1,029	23,883
Capstar Financial Holdings	789	11,622
Carolina Financial	1,876	55,511
Cathay General Bancorp	6,239	209,194
CBTX	718	21,109
CenterState Bank	6,933	145,870
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Central Pacific Financial	1,797	$ 43,757
Central Valley Community Bancorp	650	12,266
Century Bancorp Class A	314	21,267
Chemical Financial	5,676	207,798
CIT Group	5,667	216,876
Citigroup	32,344	1,683,829
Citizens & Northern	430	11,365
Citizens Financial Group	14,049	417,677
City Holding	1,356	91,652
Civista Bancshares	587	10,226
CNB Financial	953	21,871
Codorus Valley Bancorp	371	7,884
Columbia Banking System	5,750	208,667
Comerica	5,568	382,466
Commerce Bancshares	5,814	327,735
Community Bank System	3,294	192,040
Community Trust Bancorp	1,576	62,425
ConnectOne Bancorp	3,369	62,225
Cullen/Frost Bankers	2,769	243,506
†Customers Bancorp	2,725	49,595
CVB Financial	8,952	181,099
†Eagle Bancorp	3,149	153,388
East West Bancorp	5,463	237,804
Enterprise Bancorp	505	16,241
Enterprise Financial Services	1,930	72,626
†Equity Bancshares Class A	1,094	38,564
Farmers National Banc	1,405	17,900
FB Financial	2,573	90,106
†FCB Financial Holdings Class A	2,623	88,080
Fidelity Southern	2,070	53,861
Fifth Third Bancorp	25,431	598,391
Financial Institutions	1,236	31,765
First Bancorp ((North Carolina)	2,315	75,608
First Bancorp (Maine)	400	10,520
First BanCorp (Puerto Rico)	19,680	169,248
First Bancshares	606	18,332
First Bank	702	8,508
First Busey	3,895	95,583
First Business Financial Services	400	7,804
First Choice Bancorp	500	11,300
First Citizens BancShares Class A	620	233,771
First Commonwealth Financial	7,586	91,639
First Community Bancshares	1,227	38,626
First Financial	910	36,537
First Financial Bancorp	7,502	177,947
First Financial Bankshares	3,198	184,493

LVIP Dimensional U.S. Core Equity 2 Fund–6

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†First Foundation	4,144	$ 53,292
First Hawaiian	10,112	227,621
First Horizon National	16,868	221,983
First Internet Bancorp	281	5,744
First Interstate BancSystem Class A	2,923	106,865
First Merchants	4,769	163,434
First Mid-Illinois Bancshares	782	24,961
First Midwest Bancorp	7,574	150,041
First of Long Island	1,783	35,571
First Republic Bank	3,647	316,924
Flushing Financial	2,575	55,440
FNB	24,438	240,470
†Franklin Financial Network	2,036	53,689
Fulton Financial	12,286	190,187
German American Bancorp	1,728	47,987
Glacier Bancorp	4,066	161,095
Great Southern Bancorp	1,074	49,436
Great Western Bancorp	4,605	143,906
Green Bancorp	2,278	39,045
Guaranty Bancorp	1,516	31,457
Guaranty Bancshares	897	26,749
Hancock Whitney	6,581	228,032
Hanmi Financial	4,326	85,222
†HarborOne Bancorp	1,921	30,525
Heartland Financial USA	2,936	129,037
Heritage Commerce	4,676	53,026
Heritage Financial	3,644	108,300
Hilltop Holdings	4,920	87,724
Home BancShares	12,920	211,113
HomeTrust Bancshares	2,018	52,831
Hope Bancorp	13,189	156,422
Horizon Bancorp	3,021	47,671
†Howard Bancorp	745	10,654
Huntington Bancshares	40,165	478,767
IBERIABANK	3,491	224,401
Independent Bank	3,272	68,777
Independent Bank (Massachusetts)	1,352	95,059
Independent Bank Group	2,951	135,067
International Bancshares	5,132	176,541
Investar Holding	619	15,351
Investors Bancorp	21,482	223,413
JPMorgan Chase & Co.	67,189	6,558,990
KeyCorp	27,093	400,435
Lakeland Bancorp	3,567	52,827
Lakeland Financial	2,086	83,774
LegacyTexas Financial Group	4,725	151,625
Live Oak Bancshares	2,612	38,684
M&T Bank	4,926	705,058
Macatawa Bank	1,713	16,479
MB Financial	4,103	162,602
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Mercantile Bank	1,549	$ 43,775
Midland States Bancorp	2,021	45,149
MidSouth Bancorp	1,588	16,833
MidWestOne Financial Group	1,275	31,658
MutualFirst Financial	614	16,314
National Bank Holdings Class A	2,363	72,946
National Bankshares	222	8,087
†National Commerce	1,483	53,388
NBT Bancorp	3,498	120,996
†Nicolet Bankshares	569	27,767
Northrim BanCorp	322	10,584
OFG Bancorp	5,685	93,575
Old Line Bancshares	1,074	28,268
Old National Bancorp	11,890	183,106
Old Second Bancorp	1,033	13,429
Opus Bank	2,703	52,952
Orrstown Financial Services	503	9,160
†Pacific Premier Bancorp	5,491	140,130
PacWest Bancorp	6,636	220,846
Park National	1,191	101,175
Peapack Gladstone Financial	1,378	34,698
Peoples Bancorp	1,521	45,782
Peoples Financial Services	412	18,153
People's United Financial	17,581	253,694
People's Utah Bancorp	663	19,989
Pinnacle Financial Partners	3,905	180,020
PNC Financial Services Group	6,283	734,546
Popular	5,265	248,613
Preferred Bank	1,329	57,612
Prosperity Bancshares	3,450	214,935
QCR Holdings	1,046	33,566
RBB Bancorp	1,258	22,103
Regions Financial	33,964	454,438
Renasant	3,623	109,342
Republic Bancorp Class A	1,469	56,880
†Republic First Bancorp	4,711	28,125
S&T Bancorp	2,732	103,379
Sandy Spring Bancorp	3,595	112,667
†Seacoast Banking Corp. of Florida	3,281	85,372
ServisFirst Bancshares	3,321	105,840
Sierra Bancorp	878	21,098
Signature Bank	2,171	223,201
Simmons First National Class A	7,200	173,736
†SmartFinancial	542	9,902
South State	2,628	157,549
†Southern First Bancshares	419	13,437

LVIP Dimensional U.S. Core Equity 2 Fund–7

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Southern National Bancorp of Virginia	1,601	$ 21,165
Southside Bancshares	3,308	105,029
State Bank Financial	2,051	44,281
Sterling Bancorp	12,947	213,755
Stock Yards Bancorp	1,419	46,543
Summit Financial Group	450	8,690
SunTrust Banks	12,506	630,803
†SVB Financial Group	1,455	276,334
Synovus Financial	6,754	216,060
TCF Financial	10,469	204,041
†Texas Capital Bancshares	2,530	129,258
Tompkins Financial	1,412	105,914
Towne Bank	5,739	137,449
TriCo Bancshares	2,420	81,772
†TriState Capital Holdings	2,175	42,325
†Triumph Bancorp	2,015	59,845
Trustmark	5,255	149,400
UMB Financial	3,731	227,479
Umpqua Holdings	9,892	157,283
Union Bankshares	5,152	145,441
United Bankshares	6,000	186,660
United Community Banks	8,036	172,453
Univest Corp. of Pennsylvania	2,227	48,036
US Bancorp	26,453	1,208,902
Valley National Bancorp	18,117	160,879
†Veritex Holdings	1,409	30,124
Washington Trust Bancorp	1,005	47,768
Webster Financial	4,326	213,229
Wells Fargo & Co.	91,258	4,205,169
WesBanco	3,930	144,192
West Bancorporation	758	14,470
Westamerica Bancorporation	1,663	92,596
†Western Alliance Bancorp	5,374	212,219
Wintrust Financial	2,899	192,755
Zions Bancorp	7,204	293,491
		42,286,874
Beverages–1.17%
†Boston Beer Class A	853	205,436
Brown-Forman Class A	1,328	62,974
Brown-Forman Class B	9,373	445,967
Coca-Cola	53,832	2,548,945
Coca-Cola Bottling Consolidated	632	112,104
Constellation Brands Class A	2,455	394,813
†Craft Brew Alliance	613	8,772
Keurig Dr Pepper	2,705	69,356
MGP Ingredients	1,309	74,678
Molson Coors Brewing Class B	8,599	482,920
†Monster Beverage	3,762	185,166
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages (continued)
National Beverage	1,419	$ 101,842
PepsiCo	17,491	1,932,406
†Primo Water	1,589	22,262
		6,647,641
Biotechnology–2.01%
AbbVie	13,335	1,229,354
†Achillion Pharmaceuticals	7,964	12,663
†Acorda Therapeutics	4,884	76,093
†Aduro Biotech	1,136	2,999
†Adverum Biotechnologies	2,039	6,423
†AgeX Therapeutics	430	1,286
†Agios Pharmaceuticals	1,115	51,413
†Akebia Therapeutics	1,243	6,874
†Alder Biopharmaceuticals	1,713	17,558
†Alexion Pharmaceuticals	4,960	482,906
†Alkermes	1,847	54,505
†Alnylam Pharmaceuticals	2,062	150,340
†AMAG Pharmaceuticals	1,449	22,010
Amgen	10,353	2,015,419
†Amicus Therapeutics	3,803	36,433
†AnaptysBio	990	63,152
†Aptevo Therapeutics	1,004	1,275
†Ardelyx	800	1,432
†Arena Pharmaceuticals	2,941	114,552
†Assertio Therapeutics	9,567	34,537
†Atara Biotherapeutics	2,169	75,351
†Audentes Therapeutics	2,687	57,287
†Biogen	2,586	778,179
†BioMarin Pharmaceutical	2,850	242,677
†BioSpecifics Technologies	665	40,299
†BioTime	4,300	3,926
†Bluebird Bio	566	56,147
†Celgene	11,513	737,868
†Celldex Therapeutics	6,125	1,212
†ChemoCentryx	2,856	31,159
†Chimerix	1,691	4,346
†Concert Pharmaceuticals	1,683	21,122
†Deciphera Pharmaceuticals	1,971	41,371
†Eagle Pharmaceuticals	867	34,931
†Emergent BioSolutions	3,148	186,613
†Enanta Pharmaceuticals	1,965	139,181
†Exact Sciences	1,055	66,570
†Exelixis	11,378	223,805
†FibroGen	1,093	50,584
†Five Prime Therapeutics	2,937	27,314
†G1 Therapeutics	1,617	30,966
Gilead Sciences	26,817	1,677,403
†Global Blood Therapeutics	2,759	113,257
†GlycoMimetics	1,593	15,086
†Halozyme Therapeutics	7,274	106,419
†Incyte	2,023	128,643
†Insmed	2,423	31,790
†Intellia Therapeutics	3,705	50,573

LVIP Dimensional U.S. Core Equity 2 Fund–8

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Ionis Pharmaceuticals	1,866	$ 100,876
†Jounce Therapeutics	728	2,453
†Karyopharm Therapeutics	4,686	43,908
†Kindred Biosciences	3,141	34,394
†Kura Oncology	2,104	29,540
†Ligand Pharmaceuticals Class B	971	131,765
†MacroGenics	1,531	19,444
†Miragen Therapeutics	700	2,121
†Momenta Pharmaceuticals	2,372	26,187
†Myriad Genetics	4,345	126,309
†Neurocrine Biosciences	1,020	72,838
†NewLink Genetics	196	298
†OPKO Health	8,606	25,904
†PDL BioPharma	8,018	23,252
†Prothena	2,713	27,944
†PTC Therapeutics	996	34,183
†Regeneron Pharmaceuticals	318	118,773
†REGENXBIO	1,836	77,020
†Repligen	2,212	116,661
†Retrophin	2,257	51,076
†Rhythm Pharmaceuticals	1,018	27,364
†Sage Therapeutics	470	45,021
†Sangamo Therapeutics	5,913	67,881
†Sarepta Therapeutics	759	82,830
†Seattle Genetics	1,248	70,712
†Spark Therapeutics	435	17,026
†Spectrum Pharmaceuticals	2,558	22,382
†Ultragenyx Pharmaceutical	1,378	59,915
†United Therapeutics	3,176	345,866
†Vanda Pharmaceuticals	677	17,690
†Verastem	6,841	22,986
†Vertex Pharmaceuticals	719	119,145
†Xencor	1,202	43,464
		11,362,531
Building Products–0.84%
AAON	4,679	164,046
Advanced Drainage Systems	4,887	118,510
Allegion	3,804	303,217
†American Woodmark	1,539	85,692
AO Smith	7,180	306,586
Apogee Enterprises	2,507	74,834
†Armstrong Flooring	1,730	20,483
Armstrong World Industries	4,165	242,445
†Builders FirstSource	9,068	98,932
†Continental Building Products	2,885	73,423
†CSW Industrials	1,028	49,704
Fortune Brands Home & Security	9,579	363,906
†Gibraltar Industries	2,829	100,684
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
Griffon	3,933	$ 41,100
Insteel Industries	1,555	37,755
†JELD-WEN Holding	4,571	64,954
Johnson Controls International	18,268	541,646
Lennox International	1,203	263,289
Masco	8,550	250,002
†Masonite International	2,162	96,922
†NCI Building Systems	5,674	41,136
Owens Corning	7,642	336,095
†Patrick Industries	2,395	70,916
†PGT Innovations	5,854	92,786
Quanex Building Products	4,826	65,585
†Resideo Technologies	1,646	33,825
Simpson Manufacturing	2,689	145,556
†Trex	3,250	192,920
Universal Forest Products	4,953	128,580
USG	8,222	350,750
		4,756,279
Capital Markets–2.94%
Affiliated Managers Group	1,396	136,026
Ameriprise Financial	6,755	705,019
Ares Management	3,703	65,839
Artisan Partners Asset Management Class A	3,849	85,101
Bank of New York Mellon	14,293	672,772
BGC Partners Class A	11,660	60,282
BlackRock	1,974	775,427
†Blucora	3,219	85,754
BrightSphere Investment Group	6,971	74,450
Cboe Global Markets	2,552	249,662
Charles Schwab	18,616	773,122
CME Group	3,261	613,459
Cohen & Steers	3,857	132,372
†Cowen Class A	1,499	19,997
Diamond Hill Investment Group	308	46,031
†Donnelley Financial Solutions	3,917	54,956
E*TRADE Financial	8,906	390,795
Eaton Vance	6,929	243,762
Evercore Class A	3,008	215,252
FactSet Research Systems	1,600	320,208
Federated Investors Class B	9,305	247,048
Franklin Resources	16,476	488,678
GAIN Capital Holdings	2,244	13,823
GAMCO Investors Class A	694	11,722
Goldman Sachs Group	6,640	1,109,212
Greenhill & Co.	1,658	40,455
Hamilton Lane Class A	1,683	62,271
Houlihan Lokey	1,686	62,045

LVIP Dimensional U.S. Core Equity 2 Fund–9

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Interactive Brokers Group Class A	6,630	$ 362,329
Intercontinental Exchange	5,156	388,401
†INTL. FCStone	1,244	45,506
Invesco	13,298	222,609
Investment Technology Group	2,544	76,931
Janus Henderson Group	8,813	182,605
Ladenburg Thalmann Financial Services	8,856	20,634
Lazard Class A	8,039	296,719
Legg Mason	4,297	109,616
LPL Financial Holdings	7,981	487,479
MarketAxess Holdings	1,432	302,596
Moelis & Co. Class A	2,679	92,104
Moody's	2,489	348,560
Morgan Stanley	24,746	981,179
Morningstar	2,434	267,351
MSCI	2,390	352,358
Nasdaq	4,429	361,274
Northern Trust	5,915	494,435
Oppenheimer Holdings Class A	765	19,546
Piper Jaffray	1,184	77,955
PJT Partners Class A	816	31,628
Raymond James Financial	3,821	284,321
S&P Global Inc	3,045	517,467
†Safeguard Scientifics	1,565	13,490
SEI Investments	9,580	442,596
State Street	5,191	327,396
Stifel Financial	4,526	187,467
T. Rowe Price Group	10,097	932,155
TD Ameritrade Holding	5,737	280,884
Virtu Financial Class A	4,362	112,365
Virtus Investment Partners	748	59,414
Waddell & Reed Financial Class A	7,035	127,193
Westwood Holdings Group	439	14,926
WisdomTree Investments	9,110	60,582
		16,637,611
Chemicals–2.41%
†AdvanSix	2,562	62,359
†AgroFresh Solutions	1,708	6,473
Air Products & Chemicals	4,233	677,492
Albemarle	3,684	283,926
American Vanguard	2,114	32,112
Ashland Global Holdings	3,222	228,633
†Axalta Coating Systems	15,781	369,591
Balchem	1,569	122,931
Cabot	4,349	186,746
Celanese Class A	6,689	601,809
CF Industries Holdings	8,601	374,230
Chase	640	64,032
Chemours	5,948	167,853
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
DowDuPont	32,652	$ 1,746,229
Eastman Chemical	5,577	407,734
Ecolab	2,685	395,635
†Ferro	7,033	110,277
†Flotek Industries	3,167	3,452
FMC	4,935	364,993
FutureFuel	3,276	51,957
†GCP Applied Technologies	6,782	166,498
Hawkins	885	36,241
HB Fuller	2,849	121,567
Huntsman	19,266	371,641
†Ingevity	2,910	243,538
Innophos Holdings	1,429	35,053
Innospec	1,558	96,222
International Flavors & Fragrances	2,060	276,596
†Intrepid Potash	9,823	25,540
†Koppers Holdings	1,060	18,062
†Kraton	2,937	64,144
Kronos Worldwide	7,704	88,750
Linde	1,892	295,228
†LSB Industries	2,413	13,320
LyondellBasell Industries Class A	8,518	708,357
Minerals Technologies	2,713	139,285
Mosaic	11,091	323,968
NewMarket	666	274,452
Olin	12,382	249,002
†OMNOVA Solutions	3,545	25,985
†Platform Specialty Products	18,605	192,190
PolyOne	6,532	186,815
PPG Industries	9,770	998,787
†PQ Group Holdings	660	9,775
Quaker Chemical	833	148,032
Rayonier Advanced Materials	3,769	40,140
RPM International	8,264	485,758
Scotts Miracle-Gro Class A	3,685	226,480
Sensient Technologies	3,215	179,558
Sherwin-Williams	1,035	407,231
Stepan	1,797	132,978
†Trecora Resources	817	6,373
Tredegar	1,894	30,039
Trinseo	3,760	172,133
Tronox Class A	5,862	45,606
Valvoline	8,731	168,945
Westlake Chemical	2,177	144,052
WR Grace & Co.	3,442	223,420
		13,630,225
Commercial Services & Supplies–1.15%
ABM Industries	4,880	156,697
ACCO Brands	7,956	53,942

LVIP Dimensional U.S. Core Equity 2 Fund–10

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†Advanced Disposal Services	5,176	$ 123,913
†ARC Document Solutions	3,148	6,453
Brady Class A	2,770	120,384
Brink's	3,738	241,662
†Casella Waste Systems Class A	2,159	61,510
†CECO Environmental	1,187	8,012
†Cimpress	1,819	188,121
Cintas	3,003	504,474
†Civeo	7,562	10,814
†Clean Harbors	4,340	214,179
†Copart	5,801	277,172
Covanta Holding	11,966	160,584
Deluxe	3,759	144,496
Ennis	1,928	37,114
Essendant	1,656	20,832
Healthcare Services Group	4,016	161,363
†Heritage-Crystal Clean	1,036	23,838
Herman Miller	5,536	167,464
HNI	3,300	116,919
†Hudson Technologies	1,167	1,039
Interface Class A	5,000	71,250
KAR Auction Services	9,508	453,722
Kimball International Class B	3,544	50,289
Knoll	4,076	67,172
LSC Communications	2,753	19,271
Matthews International Class A	2,550	103,581
McGrath RentCorp	2,409	124,015
Mobile Mini	3,771	119,729
MSA Safety	1,377	129,810
Multi-Color	2,340	82,111
†NL Industries	2,090	7,336
†PICO Holdings	1,481	13,536
Pitney Bowes	13,105	77,451
Quad/Graphics	3,100	38,192
Republic Services	10,745	774,607
Rollins	4,390	158,479
RR Donnelley & Sons	1,900	7,524
†SP Plus	1,793	52,965
Steelcase Class A	6,829	101,274
†Stericycle	3,425	125,663
†Team	1,744	25,550
Tetra Tech	3,479	180,108
U.S. Ecology	1,466	92,329
UniFirst	728	104,155
Viad	2,218	111,100
VSE	530	15,852
Waste Management	6,964	619,726
		6,527,779
Communications Equipment–1.33%
†Acacia Communications	2,726	103,588
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
ADTRAN	4,319	$ 46,386
†Applied Optoelectronics	1,210	18,670
†Arista Networks	708	149,176
†ARRIS International	12,773	390,471
†Black Box	1,723	1,861
†CalAmp	3,203	41,671
†Calix	2,250	21,937
†Ciena	8,129	275,654
Cisco Systems	82,936	3,593,617
†CommScope Holding	9,089	148,969
Comtech Telecommunications	2,049	49,873
†Digi International	1,498	15,115
†EchoStar Class A	4,341	159,402
†F5 Networks	2,108	341,559
†Finisar	10,473	226,217
†Harmonic	3,856	18,200
†Infinera	11,152	44,496
InterDigital	3,224	214,170
Juniper Networks	9,673	260,300
†Lumentum Holdings	2,756	115,780
Motorola Solutions	2,100	241,584
†NETGEAR	2,552	132,781
†NetScout Systems	6,765	159,857
†Palo Alto Networks	444	83,627
Plantronics	2,355	77,950
†Quantenna Communications	1,368	19,631
†Ribbon Communications	9,487	45,727
Ubiquiti Networks	2,672	265,624
†ViaSat	2,404	141,716
†Viavi Solutions	10,641	106,942
		7,512,551
Construction & Engineering–0.48%
†AECOM	7,935	210,277
†Aegion	1,719	28,054
†Ameresco Class A	3,022	42,610
†Arcosa	2,531	70,083
Argan	1,180	44,651
Comfort Systems USA	3,560	155,501
†Dycom Industries	2,773	149,853
EMCOR Group	3,811	227,479
Fluor	7,505	241,661
†Goldfield	1,529	3,456
Granite Construction	3,849	155,038
†Great Lakes Dredge & Dock	5,107	33,808
†IES Holdings	1,179	18,333
Jacobs Engineering Group	4,412	257,926
KBR	9,795	148,688
†MasTec	5,994	243,117
†MYR Group	1,177	33,156
†Northwest Pipe	539	12,553
†NV5 Global	1,036	62,730

LVIP Dimensional U.S. Core Equity 2 Fund–11

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
Primoris Services	3,599	$ 68,849
Quanta Services	7,670	230,867
†Sterling Construction	2,101	22,880
†Tutor Perini	3,883	62,012
Valmont Industries	1,274	141,350
†Willscot	4,455	41,966
		2,706,898
Construction Materials–0.16%
Eagle Materials	2,323	141,773
Martin Marietta Materials	1,669	286,851
†Summit Materials Class A	6,506	80,674
†U.S. Concrete	1,522	53,696
United States Lime & Minerals	277	19,667
Vulcan Materials	3,325	328,510
		911,171
Consumer Finance–1.22%
Ally Financial	19,868	450,209
American Express	17,204	1,639,885
Capital One Financial	8,971	678,118
†Credit Acceptance	1,348	514,612
Discover Financial Services	16,465	971,106
†Encore Capital Group	3,155	74,142
†Enova International	2,659	51,744
†EZCORP Class A	4,961	38,349
FirstCash	2,903	210,032
†Green Dot Class A	2,915	231,801
†LendingClub	38,019	99,990
Navient	19,693	173,495
Nelnet Class A	2,278	119,231
†OneMain Holdings	8,941	217,177
†PRA Group	3,540	86,270
†Regional Management	567	13,636
Santander Consumer USA Holdings	18,724	329,355
†SLM	27,460	228,193
Synchrony Financial	29,712	697,043
†World Acceptance	629	64,322
		6,888,710
Containers & Packaging–0.93%
AptarGroup	4,565	429,429
Avery Dennison	4,128	370,818
Ball	13,815	635,214
Bemis	6,504	298,534
†Berry Global Group	8,986	427,104
†Crown Holdings	7,419	308,408
Graphic Packaging Holding	26,971	286,971
Greif Class A	2,348	87,134
Greif Class B	709	31,480
International Paper	16,844	679,824
Myers Industries	4,079	61,634
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
†Owens-Illinois	14,147	$ 243,894
Packaging Corp. of America	4,598	383,749
Sealed Air	5,125	178,555
Silgan Holdings	8,348	197,180
Sonoco Products	7,114	377,967
WestRock	7,171	270,777
		5,268,672
Distributors–0.23%
Core-Mark Holding	2,242	52,126
Genuine Parts	5,733	550,483
†LKQ	16,445	390,240
Pool	1,906	283,327
Weyco Group	507	14,789
		1,290,965
Diversified Consumer Services–0.53%
†Adtalem Global Education	3,961	187,434
†American Public Education	1,300	36,998
†Bridgepoint Education	2,198	15,408
†Bright Horizons Family Solutions	2,478	276,173
†Career Education	6,090	69,548
Carriage Services	1,652	25,606
†Chegg	2,227	63,291
Collectors Universe	466	5,294
†frontdoor	2,859	76,078
Graham Holdings Class B	413	264,560
†Grand Canyon Education	3,284	315,724
H&R Block	10,483	265,954
†Houghton Mifflin Harcourt	7,069	62,631
†K12	2,788	69,115
†Laureate Education Class A	6,158	93,848
†Regis	4,078	69,122
Service Corp. International	10,677	429,856
†ServiceMaster Global Holdings	5,719	210,116
†Sotheby's	3,715	147,634
Strategic Education	1,913	216,972
†Weight Watchers International	1,972	76,021
		2,977,383
Diversified Financial Services–1.10%
†Berkshire Hathaway Class B	27,085	5,530,215
†Cannae Holdings	5,809	99,450
Jefferies Financial Group	15,232	264,427
Marlin Business Services	729	16,279
†On Deck Capital	7,801	46,026
Voya Financial	6,997	280,860
		6,237,257

LVIP Dimensional U.S. Core Equity 2 Fund–12

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services–2.18%
AT&T	189,222	$ 5,400,396
ATN International	1,074	76,823
CenturyLink	44,336	671,690
†Cincinnati Bell	2,697	20,983
Cogent Communications Holdings	2,631	118,948
Consolidated Communications Holdings	5,782	57,126
Frontier Communications	1,684	4,008
IDT Class B	1,774	10,981
†Intelsat	5,598	119,741
†Iridium Communications	7,987	147,360
†ORBCOMM	4,983	41,160
†pdvWireless	656	24,528
Verizon Communications	92,943	5,225,255
†Vonage Holdings	14,080	122,918
†Zayo Group Holdings	14,569	332,756
		12,374,673
Electric Utilities–0.90%
ALLETE	2,509	191,236
Alliant Energy	2,790	117,878
American Electric Power	2,844	212,561
Avangrid	1,317	65,969
Duke Energy	4,167	359,612
Edison International	3,818	216,748
El Paso Electric	1,899	95,197
Entergy	2,218	190,903
Evergy	4,343	246,552
Eversource Energy	4,004	260,420
Exelon	5,988	270,059
FirstEnergy	6,238	234,237
Hawaiian Electric Industries	6,012	220,159
IDACORP	1,690	157,271
MGE Energy	1,792	107,448
NextEra Energy	2,768	481,134
OGE Energy	5,679	222,560
Otter Tail	2,201	109,258
†PG&E	4,692	111,435
Pinnacle West Capital	2,876	245,035
PNM Resources	4,149	170,482
Portland General Electric	3,574	163,868
PPL	7,904	223,920
Southern	5,454	239,540
Xcel Energy	3,698	182,200
		5,095,682
Electrical Equipment–0.83%
Acuity Brands	2,710	311,514
Allied Motion Technologies	758	33,875
AMETEK	6,477	438,493
†Atkore International Group	3,256	64,599
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
AZZ	1,479	$ 59,692
†Babcock & Wilcox Enterprises	9,256	3,614
Eaton	7,083	486,319
Emerson Electric	9,917	592,541
Encore Wire	1,573	78,933
EnerSys	2,817	218,627
†Generac Holdings	4,872	242,138
GrafTech International	7,233	82,745
Hubbell	3,674	364,975
LSI Industries	457	1,449
nVent Electric	7,760	174,290
Powell Industries	1,009	25,235
Preformed Line Products	449	24,358
Regal Beloit	2,707	189,625
Rockwell Automation	3,377	508,171
†Sensata Technologies Holding	11,913	534,179
†Sunrun	9,740	106,069
†Thermon Group Holdings	3,338	67,695
†TPI Composites	2,494	61,303
†Vicor	1,194	45,121
		4,715,560
Electronic Equipment, Instruments & Components–1.59%
Amphenol Class A	6,414	519,662
†Anixter International	2,454	133,277
†Arrow Electronics	4,841	333,787
Avnet	6,028	217,611
AVX	11,213	170,998
Badger Meter	2,342	115,250
Bel Fuse Class B	886	16,320
Belden	3,941	164,616
Benchmark Electronics	3,326	70,445
CDW	4,006	324,686
Cognex	5,657	218,756
†Coherent	1,139	120,404
†Control4	1,509	26,558
Corning	21,124	638,156
CTS	2,254	58,356
Daktronics	2,615	19,351
Dolby Laboratories Class A	2,941	181,871
†Electro Scientific Industries	2,280	68,309
†ePlus	1,064	75,725
†Fabrinet	2,893	148,440
†FARO Technologies	1,500	60,960
†Fitbit Class A	14,166	70,405
†Flex	20,706	157,573
FLIR Systems	6,615	288,017
†II-VI	3,887	126,172
†Insight Enterprises	3,069	125,062
†IPG Photonics	1,684	190,780
†Itron	1,543	72,968
Jabil	14,145	350,655

LVIP Dimensional U.S. Core Equity 2 Fund–13

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
KEMET	4,426	$ 77,632
†Keysight Technologies	6,402	397,436
†Kimball Electronics	2,876	44,549
†Knowles	6,742	89,736
Littelfuse	1,254	215,036
Mesa Laboratories	195	40,636
Methode Electronics	2,434	56,688
MTS Systems	1,309	52,530
National Instruments	5,162	234,252
†Novanta	2,049	129,087
†OSI Systems	1,634	119,772
Park Electrochemical	1,422	25,696
PC Connection	2,418	71,887
†PCM	468	8,241
†Plexus	1,925	98,329
†Rogers	1,055	104,508
†Sanmina	6,838	164,522
†ScanSource	2,416	83,062
SYNNEX	3,349	270,733
TE Connectivity	7,758	586,738
†Tech Data	2,619	214,260
†Trimble	5,743	189,002
†TTM Technologies	9,483	92,270
Vishay Intertechnology	8,859	159,551
†Vishay Precision Group	600	18,138
†Zebra Technologies Class A	2,662	423,870
		9,033,331
Energy Equipment & Services–0.76%
†Apergy	5,096	138,000
Archrock	10,553	79,042
Baker Hughes	8,256	177,504
†Basic Energy Services	2,784	10,690
†Bristow Group	2,547	6,189
†C&J Energy Services	5,381	72,643
†Cactus Class A	948	25,985
†CARBO Ceramics	560	1,949
Core Laboratories	2,200	131,252
†Diamond Offshore Drilling	13,993	132,094
†Dril-Quip	2,977	89,399
Ensco Class A	36,166	128,751
†Era Group	1,340	11,712
†Exterran	3,133	55,454
†Forum Energy Technologies	7,605	31,409
†Frank's International	16,454	85,890
†Geospace Technologies	1,182	12,186
Halliburton	10,312	274,093
†Helix Energy Solutions Group	11,747	63,551
Helmerich & Payne	5,797	277,908
†Hornbeck Offshore Services	1,588	2,287
†Independence Contract Drilling	1,955	6,100
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†ION Geophysical	673	$ 3,486
†Keane Group	9,800	80,164
†Key Energy Services	754	1,561
†KLX Energy Services Holdings	1,050	24,622
Mammoth Energy Services	1,578	28,372
†Matrix Service	2,351	42,177
†McDermott International	12,868	84,157
Nabors Industries	28,804	57,608
National Oilwell Varco	10,864	279,205
†Natural Gas Services Group	679	11,163
†NCS Multistage Holdings	724	3,685
†Newpark Resources	12,475	85,703
†Noble	19,130	50,121
†Oceaneering International	7,639	92,432
†Oil States International	4,382	62,575
Patterson-UTI Energy	13,096	135,544
†PHI NVDR	903	1,670
†Pioneer Energy Services	5,840	7,183
†ProPetro Holding	8,008	98,658
†Rowan Class A	10,025	84,110
RPC	7,313	72,179
Schlumberger	11,426	412,250
†SEACOR Holdings	1,453	53,761
†SEACOR Marine Holdings	1,843	21,674
†Select Energy Services Class A	9,056	57,234
Solaris Oilfield Infrastructure Class A	2,100	25,389
†Superior Energy Services	11,331	37,959
TechnipFMC	13,408	262,529
†TETRA Technologies	6,409	10,767
†Tidewater	700	13,391
†Transocean	21,123	146,594
U.S. Silica Holdings	5,728	58,311
†Unit	4,198	59,947
		4,280,269
Equity Real Estate Investment Trusts–0.02%
Alexander & Baldwin	4,546	83,556
CorePoint Lodging	896	10,976
		94,532
Food & Staples Retailing–1.58%
Andersons	2,422	72,394
Casey's General Stores	2,858	366,224
†Chefs' Warehouse	1,611	51,520
Costco Wholesale	6,002	1,222,667
Ingles Markets Class A	1,007	27,411
Kroger	42,500	1,168,750
†Natural Grocers by Vitamin Cottage	2,445	37,482
†Performance Food Group	8,173	263,743
PriceSmart	1,812	107,089

LVIP Dimensional U.S. Core Equity 2 Fund–14

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
†Rite Aid	30,568	$ 21,651
†Smart & Final Stores	8,099	38,389
SpartanNash	3,365	57,811
†Sprouts Farmers Market	9,046	212,671
Sysco	6,060	379,720
†U.S. Foods Holding	10,600	335,384
†United Natural Foods	3,773	39,956
Village Super Market Class A	310	8,289
Walgreens Boots Alliance	17,784	1,215,181
Walmart	34,728	3,234,913
Weis Markets	2,150	102,727
		8,963,972
Food Products–1.74%
Alico	310	9,145
Archer-Daniels-Midland	14,452	592,098
B&G Foods Class A	4,796	138,652
Bunge	6,532	349,070
Calavo Growers	1,639	119,581
Cal-Maine Foods	2,580	109,134
Campbell Soup	9,219	304,135
Conagra Brands	17,381	371,258
†Darling Ingredients	12,541	241,289
Dean Foods	6,682	25,458
†Farmer Brothers	1,079	25,173
Flowers Foods	11,779	217,558
Fresh Del Monte Produce	3,601	101,800
General Mills	19,312	752,009
†Hain Celestial Group	4,249	67,389
Hershey	4,404	472,021
Hormel Foods	14,114	602,386
†Hostess Brands	11,047	120,854
Ingredion	4,964	453,710
J&J Snack Foods	1,165	168,447
JM Smucker	3,361	314,220
John B Sanfilippo & Son	672	37,404
Kellogg	10,895	621,124
Kraft Heinz	9,121	392,568
Lamb Weston Holdings	1,825	134,247
Lancaster Colony	1,375	243,183
†Landec	2,083	24,663
†Lifeway Foods	699	1,314
Limoneira	992	19,394
McCormick & Co Non-Voting Shares	3,775	525,631
Mondelez International Class A	12,496	500,215
†Pilgrim's Pride	8,697	134,891
†Post Holdings	5,163	460,178
Sanderson Farms	1,711	169,885
Seaboard	55	194,591
†Seneca Foods Class A	364	10,272
†Simply Good Foods	4,047	76,488
Tootsie Roll Industries	1,462	48,831
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
†TreeHouse Foods	4,349	$ 220,538
Tyson Foods Class A	9,216	492,134
		9,862,938
Gas Utilities–0.25%
Atmos Energy	1,323	122,669
Chesapeake Utilities	1,108	90,080
National Fuel Gas	2,570	131,533
New Jersey Resources	4,338	198,116
Northwest Natural Holding	1,838	111,125
ONE Gas	2,252	179,259
South Jersey Industries	4,505	125,239
Southwest Gas Holdings	1,839	140,684
Spire	1,911	141,567
UGI	3,015	160,850
		1,401,122
Health Care Equipment & Supplies–2.25%
Abbott Laboratories	20,506	1,483,199
†ABIOMED	714	232,079
†Accuray	4,267	14,550
†Align Technology	1,453	304,302
†AngioDynamics	3,064	61,678
†Anika Therapeutics	1,049	35,257
Atrion	84	62,251
†Avanos Medical	2,817	126,173
Baxter International	4,549	299,415
Becton Dickinson & Co.	2,571	579,298
†Boston Scientific	11,268	398,211
Cantel Medical	2,139	159,249
CONMED	2,222	142,652
Cooper	1,351	343,829
†CryoLife	1,100	31,218
†Cutera	403	6,859
Danaher	5,320	548,598
DENTSPLY SIRONA	8,982	334,220
†DexCom	500	59,900
†Edwards Lifesciences	1,760	269,579
†Globus Medical Class A	4,104	177,621
†Haemonetics	2,807	280,840
†Heska	416	35,818
Hill-Rom Holdings	3,223	285,397
†Hologic	13,363	549,219
†ICU Medical	621	142,600
†IDEXX Laboratories	1,272	236,617
†Inogen	544	67,548
†Insulet	327	25,938
†Integer Holdings	2,023	154,274
†Integra LifeSciences Holdings	4,931	222,388
†Intuitive Surgical	488	233,713
Invacare	2,243	9,645
†Lantheus Holdings	3,024	47,326
LeMaitre Vascular	1,009	23,853
†LivaNova	1,899	173,702

LVIP Dimensional U.S. Core Equity 2 Fund–15

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Masimo	1,886	$ 202,500
Medtronic	13,278	1,207,767
Meridian Bioscience	2,980	51,733
†Merit Medical Systems	2,381	132,884
†Natus Medical	1,650	56,150
†Neogen	1,290	73,530
†NuVasive	3,755	186,098
†Nuvectra	338	5,523
†OraSure Technologies	3,072	35,881
†Orthofix Medical	1,631	85,611
†Penumbra	250	30,550
†Quidel	1,784	87,095
ResMed	2,939	334,664
†RTI Surgical	2,100	7,770
†SeaSpine Holdings	660	12,038
STERIS	2,005	214,234
Stryker	2,695	422,441
†Surmodics	576	27,222
Teleflex	1,116	288,464
Utah Medical Products	304	25,256
†Varex Imaging	3,909	92,565
†Varian Medical Systems	1,862	210,983
West Pharmaceutical Services	2,490	244,095
†Wright Medical Group	3,860	105,069
Zimmer Biomet Holdings	4,247	440,499
		12,739,638
Health Care Providers & Services–3.19%
†Acadia Healthcare	6,534	167,989
Aceto	1,439	1,209
†Addus HomeCare	1,037	70,392
†Amedisys	1,797	210,447
†American Renal Associates Holdings	1,885	21,715
AmerisourceBergen	5,651	420,434
†AMN Healthcare Services	4,312	244,318
Anthem	4,347	1,141,653
†Apollo Medical Holdings	699	13,875
†BioScrip	3,413	12,184
†BioTelemetry	1,654	98,777
†Brookdale Senior Living	18,477	123,796
†Capital Senior Living	1,634	11,111
Cardinal Health	9,304	414,958
†Centene	4,068	469,040
Chemed	949	268,833
†Cigna	9,198	1,746,778
†Civitas Solutions	2,257	39,520
†Community Health Systems	5,888	16,604
†CorVel	1,434	88,507
†Cross Country Healthcare	2,183	16,001
CVS Health	25,552	1,674,167
†DaVita	6,324	325,433
†Diplomat Pharmacy	8,370	112,660
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Encompass Health	8,900	$ 549,130
Ensign Group	4,466	173,236
†Five Star Senior Living	461	214
†Hanger	1,874	35,512
HCA Healthcare	1,747	217,414
†HealthEquity	1,480	88,282
†Henry Schein	6,279	493,027
Humana	3,071	879,780
†Laboratory Corp of America Holdings	3,195	403,720
†LHC Group	2,237	210,010
†Magellan Health	2,574	146,435
McKesson	6,312	697,287
†MEDNAX	6,230	205,590
†Molina Healthcare	3,508	407,700
National HealthCare	926	72,645
National Research Class A	1,656	63,160
Owens & Minor	4,089	25,883
Patterson	6,302	123,897
†Premier Class A	5,444	203,333
†Providence Service	766	45,975
Quest Diagnostics	4,224	351,733
†Quorum Health	1,472	4,254
†R1 RCM	2,880	22,896
†RadNet	3,391	34,486
†Select Medical Holdings	11,079	170,063
†Surgery Partners	1,621	15,870
†Tenet Healthcare	7,697	131,927
†Tivity Health	4,643	115,193
†Triple-S Management Class B	1,017	17,686
U.S. Physical Therapy	663	67,858
UnitedHealth Group	14,298	3,561,918
Universal Health Services Class B	3,346	390,010
†WellCare Health Plans	1,802	425,434
		18,061,959
Health Care Technology–0.29%
†Allscripts Healthcare Solutions	14,102	135,943
†athenahealth	1,534	202,381
†Castlight Health Class B	2,198	4,770
†Cerner	10,701	561,160
Computer Programs & Systems	313	7,856
†Evolent Health Class A	6,279	125,266
HealthStream	1,513	36,539
†HMS Holdings	3,921	110,298
†Inovalon Holdings Class A	714	10,125
†Inspire Medical Systems	1,424	60,164
†Medidata Solutions	982	66,206
†NextGen Healthcare	4,035	61,130
†Omnicell	1,955	119,724
†Teladoc Health	1,764	87,441

LVIP Dimensional U.S. Core Equity 2 Fund–16

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology (continued)
†Veeva Systems Class A	886	$ 79,138
		1,668,141
Hotels, Restaurants & Leisure–2.15%
Aramark	15,277	442,575
BBX Capital	5,112	29,292
†Belmond Class A	7,965	199,364
†Biglari Holdings Class A	5	2,938
†Biglari Holdings Class B	131	14,879
BJ's Restaurants	1,462	73,933
Bloomin' Brands	6,385	114,228
†Bojangles'	3,222	51,810
Boyd Gaming	3,072	63,836
Brinker International	2,294	100,890
†Caesars Entertainment	5,480	37,209
Carnival	8,041	396,421
†Carrols Restaurant Group	3,714	36,546
Cheesecake Factory	3,510	152,720
†Chipotle Mexican Grill	686	296,208
Choice Hotels International	2,305	164,992
Churchill Downs	372	90,746
†Chuy's Holdings	1,208	21,430
Cracker Barrel Old Country Store	1,444	230,838
Darden Restaurants	4,811	480,426
Dave & Buster's Entertainment	3,378	150,524
†Del Frisco's Restaurant Group	884	6,321
†Del Taco Restaurants	2,099	20,969
†Denny's	3,309	53,639
Dine Brands Global	1,438	96,835
Domino's Pizza	603	149,538
†Drive Shack	2,401	9,412
Dunkin' Brands Group	4,019	257,698
†El Pollo Loco Holdings	2,025	30,719
†Eldorado Resorts	3,038	110,006
Extended Stay America	8,699	134,834
†Fiesta Restaurant Group	1,638	25,405
†Habit Restaurants Class A	628	6,594
†Hilton Grand Vacations	7,362	194,283
Hilton Worldwide Holdings	6,956	499,441
Hyatt Hotels Class A	1,871	126,480
International Game Technology	8,417	123,141
Jack in the Box	1,505	116,833
Las Vegas Sands	5,903	307,251
†Lindblad Expeditions Holdings	1,042	14,025
Marriott International Class A	3,770	409,271
Marriott Vacations Worldwide	3,030	213,645
McDonald's	4,575	812,383
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
MGM Resorts International	17,547	$ 425,690
Nathan's Famous	298	19,802
†Norwegian Cruise Line Holdings	9,314	394,820
Papa John's International	1,423	56,650
†Papa Murphy's Holdings	207	983
†Penn National Gaming	4,655	87,654
†Planet Fitness Class A	4,259	228,368
†Playa Hotels & Resorts	7,438	53,479
†Potbelly	1,460	11,753
†Red Lion Hotels	900	7,380
†Red Robin Gourmet Burgers	958	25,598
Red Rock Resorts Class A	5,032	102,200
Royal Caribbean Cruises	5,426	530,609
Ruth's Hospitality Group	3,701	84,124
†Scientific Games Class A	3,331	59,558
†SeaWorld Entertainment	5,852	129,271
†Shake Shack Class A	1,683	76,442
Six Flags Entertainment	3,105	172,731
Speedway Motorsports	3,631	59,076
Starbucks	16,539	1,065,112
Texas Roadhouse	4,309	257,247
Vail Resorts	1,126	237,383
Wendy's	13,624	212,671
Wingstop	1,345	86,336
Wyndham Destinations	3,985	142,822
Wyndham Hotels & Resorts	5,462	247,811
Wynn Resorts	2,882	285,059
Yum Brands	2,946	270,796
		12,201,953
Household Durables–0.89%
Bassett Furniture Industries	722	14,469
†Beazer Homes USA	5,198	49,277
†Cavco Industries	541	70,536
†Century Communities	2,415	41,683
CSS Industries	543	4,871
DR Horton	15,093	523,123
Ethan Allen Interiors	1,870	32,893
Flexsteel Industries	419	9,251
Garmin	4,366	276,455
†GoPro Class A	2,100	8,904
†Green Brick Partners	3,200	23,168
Hamilton Beach Brands Holding Class A	652	15,296
†Helen of Troy	1,664	218,283
Hooker Furniture	831	21,889
†Installed Building Products	1,990	67,043
†iRobot	2,478	207,508
KB Home	5,148	98,327
La-Z-Boy	4,782	132,509

LVIP Dimensional U.S. Core Equity 2 Fund–17

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Leggett & Platt	8,079	$ 289,551
Lennar Class A	9,688	379,285
Lennar Class B	563	17,639
Libbey	1,451	5,630
Lifetime Brands	785	7,874
†M/I Homes	1,091	22,933
MDC Holdings	5,803	163,122
†Meritage Homes	2,325	85,374
†Mohawk Industries	2,115	247,370
†New Home	448	2,343
Newell Brands	9,462	175,899
†NVR	36	87,732
PulteGroup	17,715	460,413
Skyline Champion	3,861	56,718
†Taylor Morrison Home Class A	8,011	127,375
†Tempur Sealy International	3,929	162,661
Toll Brothers	7,489	246,613
†TopBuild	3,532	158,940
†TRI Pointe Group	8,843	96,654
Tupperware Brands	2,421	76,431
†Turtle Beach	601	8,576
†Universal Electronics	1,209	30,563
Whirlpool	2,778	296,885
†William Lyon Homes Class A	2,024	21,637
†ZAGG	2,221	21,721
		5,065,424
Household Products–0.88%
†Central Garden & Pet	894	30,798
†Central Garden & Pet Class A	2,897	90,531
Church & Dwight	8,080	531,341
Clorox	3,495	538,719
Colgate-Palmolive	4,673	278,137
Energizer Holdings	3,952	178,433
Kimberly-Clark	3,474	395,828
Oil-Dri Corp. of America	282	7,473
†Orchids Paper Products	536	504
Procter & Gamble	29,247	2,688,384
Spectrum Brands Holdings	2,849	120,370
WD-40	775	142,027
		5,002,545
Independent Power and Renewable Electricity Producers–0.33%
AES	17,784	257,157
†Atlantic Power	7,500	16,275
Atlantica Yield	7,530	147,588
Clearway Energy Class A	2,006	33,942
Clearway Energy Class C	3,534	60,961
NRG Energy	13,106	518,998
Ormat Technologies	2,822	147,591
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Independent Power and Renewable Electricity Producers (continued)
Pattern Energy Group Class A	6,775	$ 126,150
TerraForm Power Class A	10,576	118,663
†Vistra Energy	18,296	418,795
		1,846,120
Industrial Conglomerates–0.70%
3M	7,316	1,393,991
Carlisle	3,373	339,054
General Electric	73,107	553,420
Honeywell International	10,296	1,360,307
Raven Industries	3,094	111,972
Roper Technologies	850	226,542
		3,985,286
Insurance–3.53%
Aflac	14,798	674,197
Alleghany	532	331,606
Allstate	6,798	561,719
†Ambac Financial Group	2,234	38,514
American Equity Investment Life Holding	7,529	210,360
American Financial Group	3,402	307,983
American International Group	12,022	473,787
American National Insurance	1,541	196,077
AMERISAFE	1,181	66,951
Aon	3,201	465,297
†Arch Capital Group	11,382	304,127
Argo Group International Holdings	2,598	174,716
Arthur J. Gallagher & Co.	5,072	373,806
Aspen Insurance Holdings	4,638	194,750
Assurant	3,264	291,932
Assured Guaranty	5,886	225,316
†Athene Holding Class A	8,668	345,246
Axis Capital Holdings	4,046	208,935
†Brighthouse Financial	5,987	182,484
Brown & Brown	15,250	420,290
Chubb	6,233	805,179
Cincinnati Financial	4,747	367,513
CNA Financial	800	35,320
CNO Financial Group	6,176	91,899
Crawford & Co. Class A	1,300	11,570
Crawford & Co. Class B	2,614	23,526
Donegal Group Class A	996	13,590
†eHealth	936	35,961
EMC Insurance Group	1,480	47,138
Employers Holdings	3,289	138,039
†Enstar Group	1,075	180,138
Erie Indemnity Class A	1,777	236,892
Everest Re Group	1,360	296,154

LVIP Dimensional U.S. Core Equity 2 Fund–18

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
FBL Financial Group Class A	1,968	$ 129,199
FedNat Holding	630	12,550
Fidelity National Financial	7,732	243,094
First American Financial	6,407	286,008
†Genworth Financial Class A	22,919	106,803
Global Indemnity	1,056	38,259
†Greenlight Capital Re Class A	1,907	16,438
†Hallmark Financial Services	1,100	11,759
Hanover Insurance Group	2,039	238,094
Hartford Financial Services Group	13,916	618,566
HCI Group	887	45,068
Heritage Insurance Holdings	1,522	22,404
Horace Mann Educators	2,906	108,830
Independence Holding	654	23,021
Investors Title	124	21,908
James River Group Holdings	2,177	79,548
Kemper	4,491	298,113
Kinsale Capital Group	460	25,558
Loews	9,293	423,017
Maiden Holdings	5,521	9,110
†Markel	522	541,862
Marsh & McLennan	7,758	618,700
Mercury General	4,124	213,252
MetLife	11,767	483,153
National General Holdings	7,115	172,254
National Western Life Group Class A	298	89,609
Navigators Group	2,245	156,005
†NI Holdings	863	13,575
Old Republic International	14,388	295,961
Primerica	3,375	329,771
Principal Financial Group	10,514	464,403
ProAssurance	4,251	172,421
Progressive	12,720	767,398
Protective Insurance Class B	771	12,837
Prudential Financial	5,225	426,099
Reinsurance Group of America	2,670	374,414
RenaissanceRe Holdings	2,040	272,748
RLI	2,059	142,050
Safety Insurance Group	1,159	94,818
Selective Insurance Group	3,458	210,731
State Auto Financial	3,172	107,975
Stewart Information Services	1,688	69,883
†Third Point Reinsurance	9,845	94,906
Tiptree Financial Class A	1,600	8,944
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Torchmark	3,421	$ 254,967
Travelers	7,508	899,083
United Fire Group	1,993	110,512
United Insurance Holdings	4,881	81,122
Universal Insurance Holdings	2,877	109,096
Unum Group	9,940	292,037
White Mountains Insurance Group	255	218,711
Willis Towers Watson	3,133	475,777
WR Berkley	4,467	330,156
		19,993,589
Internet & Direct Marketing Retail–2.06%
†1-800-Flowers.com Class A	2,100	25,683
†Amazon.com	5,416	8,134,669
†Booking Holdings	703	1,210,861
†Duluth Holdings Class B	753	18,998
†Etsy	1,663	79,109
Expedia Group	4,272	481,241
†FTD	1,699	2,515
†Groupon	35,995	115,184
†Lands' End	505	7,176
†Liberty Expedia Holdings Class A	3,606	141,031
†Liberty TripAdvisor Holdings Class A	5,610	89,143
†Netflix	1,478	395,601
Nutrisystem	1,618	70,998
†Overstock.com	1,526	20,723
PetMed Express	1,442	33,541
†Qurate Retail	19,960	389,619
†Shutterfly	2,310	93,001
†TripAdvisor	4,445	239,763
†Wayfair Class A	1,590	143,227
		11,692,083
Internet Software & Services–2.41%
†Akamai Technologies	5,856	357,684
†Alarm.com Holdings	1,481	76,819
†Alphabet Class A	2,504	2,616,580
†Alphabet Class C	2,621	2,714,334
†ANGI Homeservices Class A	1,639	26,339
†Appfolio Class A	821	48,620
†Carbonite	2,706	68,354
†Cars.com	6,651	142,996
†Cision	7,132	83,444
†comScore	4,616	66,609
†DHI Group	3,155	4,796
†eBay	15,912	446,650
†eGain	796	5,230
†Endurance International Group Holdings	9,665	64,272
†Envestnet	1,112	54,699

LVIP Dimensional U.S. Core Equity 2 Fund–19

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet Software & Services (continued)
†Facebook Class A	27,885	$ 3,655,445
†GoDaddy Class A	3,455	226,717
†GrubHub	3,321	255,086
†GTT Communications	3,367	79,663
†InterActiveCorp	2,994	548,022
†Internap	676	2,805
j2 Global	3,482	241,581
†Limelight Networks	3,333	7,799
†Liquidity Services	1,758	10,847
LogMeIn	2,577	210,206
Match Group	1,908	81,605
†Meet Group	4,249	19,673
†Mimecast	250	8,407
†MINDBODY Class A	262	9,537
†New Relic	549	44,452
†Nutanix Class A	702	29,196
†Okta	562	35,856
†QuinStreet	3,300	53,559
†Quotient Technology	5,404	57,715
Shutterstock	2,288	82,391
†SPS Commerce	408	33,611
†Stamps.com	864	134,473
†TechTarget	2,724	33,260
†Trade Desk Class A	629	73,002
†TrueCar	6,947	62,940
†Twilio Class A	466	41,614
†Twitter	10,043	288,636
†VeriSign	1,359	201,526
†Yelp	3,429	119,981
†Zillow Group Class A	1,331	41,833
†Zillow Group Class C	5,458	172,364
		13,641,228
IT Services–3.95%
Accenture Class A	9,076	1,279,807
Alliance Data Systems	2,682	402,515
Amdocs	5,140	301,101
Automatic Data Processing	5,269	690,871
†Black Knight	8,640	389,318
Booz Allen Hamilton Holding	6,927	312,200
Broadridge Financial Solutions	3,987	383,749
†CACI International Class A	1,559	224,543
†Cardtronics Class A	3,745	97,370
Cass Information Systems	874	46,252
Cognizant Technology Solutions Class A	13,907	882,816
†Conduent	11,528	122,543
†CoreLogic	6,096	203,728
CSG Systems International	2,863	90,958
DXC Technology	9,639	512,506
†EPAM Systems	2,022	234,572
†Euronet Worldwide	3,207	328,333
EVERTEC	6,669	191,400
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†ExlService Holdings	2,149	$ 113,080
Fidelity National Information Services	6,324	648,526
†First Data Class A	20,120	340,229
†Fiserv	5,050	371,124
†FleetCor Technologies	3,713	689,578
†Gartner	1,833	234,331
Genpact	11,702	315,837
Global Payments	3,124	322,178
Hackett Group	2,748	43,995
International Business Machines	19,306	2,194,513
Jack Henry & Associates	1,836	232,291
Leidos Holdings	4,371	230,439
†LiveRamp Holdings	3,387	130,840
†Luxoft Holding	1,577	47,972
ManTech International Class A	2,055	107,466
Mastercard Class A	11,597	2,187,774
MAXIMUS	4,397	286,201
†MoneyGram International	2,316	4,632
NIC	3,826	47,748
Paychex	6,519	424,713
†PayPal Holdings	5,888	495,122
†Perficient	2,585	57,542
Perspecta	11,521	198,392
†PFSweb	867	4,448
Presidio	3,224	42,073
†PRGX Global	1,040	9,849
Sabre	13,464	291,361
Science Applications International	3,084	196,451
†Square Class A	731	41,002
†Sykes Enterprises	3,944	97,535
†Teradata	7,049	270,400
Total System Services	6,264	509,201
Travelport Worldwide	7,449	116,353
TTEC Holdings	3,257	93,052
†Unisys	1,659	19,294
†Virtusa	1,810	77,088
Visa Class A	24,334	3,210,628
Western Union	11,542	196,907
†WEX	2,248	314,855
†Worldpay Class A	5,817	444,593
		22,354,195
Leisure Products–0.23%
Acushnet Holdings	4,492	94,646
†American Outdoor Brands	3,929	50,527
Brunswick	5,296	245,999
Callaway Golf	6,732	103,000
Clarus	1,200	12,144
Hasbro	3,451	280,394
Johnson Outdoors Class A	630	37,006
†Malibu Boats Class A	1,584	55,123

LVIP Dimensional U.S. Core Equity 2 Fund–20

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Products (continued)
Marine Products	2,133	$ 36,069
†Mastercraft Boat Holgings	1,439	26,909
†Mattel	7,163	71,558
†Nautilus	3,253	35,458
Polaris Industries	2,948	226,053
†Vista Outdoor	4,576	51,938
		1,326,824
Life Sciences Tools & Services–0.97%
Agilent Technologies	7,024	473,839
†Bio-Rad Laboratories Class A	1,243	288,650
Bio-Techne	1,431	207,094
Bruker	8,583	255,516
†Cambrex	2,850	107,616
†Charles River Laboratories International	3,473	393,074
†Enzo Biochem	4,475	12,441
†Illumina	638	191,355
†IQVIA Holdings	5,425	630,222
Luminex	2,480	57,313
†Medpace Holdings	2,523	133,543
†Mettler-Toledo International	705	398,734
†NeoGenomics	2,833	35,724
PerkinElmer	2,397	188,284
†PRA Health Sciences	2,803	257,764
†Syneos Health	5,635	221,737
Thermo Fisher Scientific	5,809	1,299,996
†Waters	1,785	336,740
		5,489,642
Machinery–3.45%
Actuant Class A	3,713	77,936
AGCO	4,610	256,639
Alamo Group	871	67,346
Albany International Class A	2,141	133,663
Allison Transmission Holdings	7,945	348,865
Altra Industrial Motion	3,056	76,858
Astec Industries	1,797	54,251
Barnes Group	3,140	168,367
†Blue Bird	812	14,770
Briggs & Stratton	2,997	39,201
Caterpillar	11,818	1,501,713
†Chart Industries	1,938	126,028
CIRCOR International	1,441	30,693
†Colfax	9,809	205,008
Columbus McKinnon	1,631	49,158
†Commercial Vehicle Group	4,182	23,837
Crane	4,090	295,216
Cummins	7,783	1,040,120
Deere & Co.	6,758	1,008,091
DMC Global	313	10,993
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Donaldson	7,438	$ 322,735
Douglas Dynamics	2,086	74,867
Dover	6,007	426,197
EnPro Industries	2,155	129,515
ESCO Technologies	1,635	107,828
Federal Signal	5,085	101,191
Flowserve	6,513	247,624
Fortive	7,604	514,487
Franklin Electric	2,894	124,095
†FreightCar America	1,097	7,339
†Gardner Denver Holdings	12,963	265,093
Global Brass & Copper Holdings	2,600	65,390
Gorman-Rupp	2,146	69,552
Graco	8,921	373,344
Graham	501	11,443
Greenbrier	2,807	110,989
†Harsco	8,374	166,308
Hillenbrand	5,874	222,801
Hurco	300	10,710
Hyster-Yale Materials Handling	834	51,675
IDEX	2,900	366,154
Illinois Tool Works	3,930	497,892
Ingersoll-Rand	8,071	736,317
ITT	5,656	273,015
John Bean Technologies	1,844	132,418
Kadant	1,291	105,165
Kennametal	6,189	205,970
†LB Foster Class A	762	12,116
Lincoln Electric Holdings	3,689	290,878
Lindsay	681	65,546
†Lydall	1,558	31,643
†Manitowoc	2,495	36,851
†Meritor	5,751	97,249
†Middleby	3,292	338,187
†Milacron Holdings	5,358	63,707
Miller Industries	637	17,199
Mueller Industries	4,654	108,717
Mueller Water Products Class A	12,388	112,731
†Navistar International	5,881	152,612
NN	1,515	10,166
Nordson	3,551	423,812
Omega Flex	460	24,872
Oshkosh	4,312	264,369
PACCAR	15,378	878,699
Parker-Hannifin	4,156	619,826
Park-Ohio Holdings	841	25,810
Pentair	10,386	392,383
†Proto Labs	1,067	120,347
†RBC Bearings	1,262	165,448
REV Group	6,172	46,352
†Rexnord	6,889	158,103
Snap-on	3,201	465,073

LVIP Dimensional U.S. Core Equity 2 Fund–21

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Spartan Motors	2,371	$ 17,142
†SPX	3,696	103,525
†SPX FLOW	3,749	114,045
Standex International	1,093	73,428
Stanley Black & Decker	4,062	486,384
Sun Hydraulics	2,099	69,666
Tennant	1,473	76,758
Terex	4,483	123,596
Timken	4,369	163,051
Titan International	3,514	16,375
Toro	5,792	323,657
†TriMas	3,116	85,036
Trinity Industries	7,593	156,340
Wabash National	4,805	62,849
†WABCO Holdings	3,411	366,137
Wabtec	3,594	252,478
Watts Water Technologies Class A	1,597	103,054
†Welbilt	6,195	68,826
Woodward	3,381	251,174
Xylem	6,675	445,356
		19,530,440
Marine–0.08%
Costamare	7,084	31,099
†Eagle Bulk Shipping	3,776	17,407
†Genco Shipping & Trading	2,086	16,458
†GOLDEN OCEAN GROUP	4,204	25,897
†Kirby	2,999	202,013
Matson	4,287	137,270
Scorpio Bulkers	5,333	29,491
		459,635
Media–3.41%
Altice USA Class A	22,489	371,518
AMC Entertainment Holdings Class A	6,725	82,583
†AMC Networks Class A	3,099	170,073
†Boston Omaha Class A	1,027	24,032
Cable One	331	271,453
CBS Class B	11,313	494,604
†Central European Media Enterprises Class A	4,800	13,344
†Charter Communications Class A	5,309	1,512,906
Cinemark Holdings	8,197	293,453
Comcast Class A	135,862	4,626,101
†Discovery Class A	5,913	146,288
†Discovery Class C	10,454	241,278
†DISH Network Class A	8,732	218,038
Emerald Expositions Events	4,234	52,248
Entercom Communications Class A	12,190	69,605
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Entravision Communications Class A	4,034	$ 11,739
EW Scripps Class A	3,871	60,891
Gannett	8,605	73,401
†GCI Liberty Class A	5,698	234,530
†Global Eagle Entertainment	248	553
†Gray Television	7,862	115,886
†Hemisphere Media Group	308	3,739
†IMAX	3,995	75,146
Interpublic Group	18,890	389,701
John Wiley & Sons Class A	3,420	160,637
†Liberty Broadband Class A	907	65,132
†Liberty Broadband Class C	4,517	325,360
†Liberty Latin America Class A	1,600	23,168
†Liberty Latin America Class C	9,575	139,508
†Liberty Media-Liberty Braves Class A	161	4,015
†Liberty Media-Liberty Braves Class C	328	8,164
†Liberty Media-Liberty Formula One Class A	404	12,007
†Liberty Media-Liberty Formula One Class C	820	25,174
†Liberty Media-Liberty SiriusXM Class A	1,616	59,469
†Liberty Media-Liberty SiriusXM Class C	3,281	121,331
Lions Gate Entertainment Class A	6,284	101,172
Lions Gate Entertainment Class B	6,330	94,190
†Live Nation Entertainment	5,276	259,843
†Madison Square Garden Class A	1,022	273,589
Marcus	1,501	59,290
Meredith	2,966	154,054
†MSG Networks Class A	4,884	115,067
National CineMedia	6,168	39,969
New Media Investment Group	6,202	71,757
New York Times Class A	6,656	148,362
News Class A	19,046	216,172
News Class B	7,630	88,127
Nexstar Media Group Class A	3,557	279,722
Omnicom Group	6,899	505,283
†Reading International Class A	1,404	20,414
Saga Communications Class A	635	21,101
Scholastic	2,212	89,055

LVIP Dimensional U.S. Core Equity 2 Fund–22

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Sinclair Broadcast Group Class A	6,006	$ 158,198
Sirius XM Holdings	11,685	66,721
TEGNA	17,113	186,018
Tribune Media Class A	3,843	174,395
†Tribune Publishing	3,161	35,846
Twenty-First Century Fox Class A	15,748	757,794
Twenty-First Century Fox Class B	10,647	508,714
†Urban One	4,509	7,260
Viacom Class A	672	18,688
Viacom Class B	18,622	478,585
Walt Disney	34,025	3,730,841
World Wrestling Entertainment Class A	1,759	131,432
		19,288,734
Metals & Mining–0.81%
†AK Steel Holding	14,640	32,940
†Alcoa	11,273	299,636
†Allegheny Technologies	9,446	205,639
†Ampco-Pittsburgh	782	2,424
Carpenter Technology	3,755	133,716
†Century Aluminum	5,866	42,880
†Cleveland-Cliffs	16,837	129,477
†Coeur Mining	22,330	99,815
Commercial Metals	9,071	145,317
Compass Minerals International	3,198	133,325
Ferroglobe	9,406	14,956
Freeport-McMoRan	49,134	506,572
Gold Resource	3,674	14,696
Haynes International	793	20,935
Hecla Mining	47,753	112,697
Kaiser Aluminum	589	52,592
Materion	1,779	80,037
Newmont Mining	14,800	512,820
Nucor	9,977	516,908
Olympic Steel	623	8,890
Reliance Steel & Aluminum	3,940	280,410
Royal Gold	2,859	244,873
†Ryerson Holding	2,843	18,025
Schnitzer Steel Industries Class A	1,849	39,846
Southern Copper	1,057	32,524
Steel Dynamics	10,812	324,793
†SunCoke Energy	6,128	52,394
†TimkenSteel	6,202	54,205
United States Steel	12,149	221,598
†Universal Stainless & Alloy Products	352	5,706
Warrior Met Coal	5,010	120,791
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Worthington Industries	4,428	$ 154,272
		4,615,709
Multiline Retail–0.79%
Big Lots	4,696	135,808
Dillard's Class A	1,631	98,366
Dollar General	7,414	801,305
†Dollar Tree	7,641	690,135
†Fred's Class A	1,654	3,126
†JC Penney	20,415	21,232
Kohl's	9,455	627,245
Macy's	17,805	530,233
Nordstrom	6,445	300,401
†Ollie's Bargain Outlet Holdings	2,845	189,221
Target	15,928	1,052,681
†Tuesday Morning	170	289
		4,450,042
Multi-Utilities–0.52%
Ameren	2,756	179,774
Avista	2,686	114,101
Black Hills	2,619	164,421
CenterPoint Energy	5,829	164,553
CMS Energy	3,042	151,035
Consolidated Edison	2,900	221,734
Dominion Energy	3,561	254,469
DTE Energy	2,270	250,381
MDU Resources Group	10,452	249,176
NiSource	8,537	216,413
NorthWestern	2,419	143,785
Public Service Enterprise Group	3,664	190,711
SCANA	1,325	63,309
Sempra Energy	1,491	161,311
Unitil	866	43,854
Vectren	2,100	151,158
WEC Energy Group	3,391	234,861
		2,955,046
Oil, Gas & Consumable Fuels–5.38%
† Equitrans Midstream	2,396	47,968
†Abraxas Petroleum	10,604	11,558
Anadarko Petroleum	14,088	617,618
†Antero Resources	13,414	125,957
Apache	21,053	552,641
Arch Coal Class A	1,849	153,449
†Ardmore Shipping	2,791	13,034
†Bonanza Creek Energy	1,860	38,446
Cabot Oil & Gas	9,185	205,285
†California Resources	3,546	60,424
†Callon Petroleum	23,784	154,358
†Carrizo Oil & Gas	7,644	86,301
†Centennial Resource Development Class A	17,052	187,913

LVIP Dimensional U.S. Core Equity 2 Fund–23

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Cheniere Energy	3,022	$ 178,872
†Chesapeake Energy	53,533	112,419
Chevron	37,152	4,041,766
Cimarex Energy	7,638	470,883
†Clean Energy Fuels	20,933	36,005
†Cloud Peak Energy	4,877	1,786
†CNX Resources	16,473	188,122
†Concho Resources	6,094	626,402
ConocoPhillips	31,886	1,988,092
†CONSOL Energy	1,411	44,743
†Contango Oil & Gas	934	3,036
†Continental Resources	7,040	282,938
CVR Energy	6,732	232,119
Delek US Holdings	6,818	221,653
†Denbury Resources	37,494	64,115
Devon Energy	16,719	376,846
DHT Holdings	10,903	42,740
Diamondback Energy	4,292	397,868
†Dorian LPG	3,029	17,659
†Eclipse Resources	13,341	14,008
EnLink Midstream, LLC	12,592	119,498
EOG Resources	16,170	1,410,186
†EP Energy Class A	5,898	4,129
EQT	2,996	56,594
Evolution Petroleum	2,220	15,140
†Extraction Oil & Gas	7,998	34,311
Exxon Mobil	81,728	5,573,032
GasLog	5,990	98,595
Green Plains	3,199	41,939
†Gulfport Energy	12,920	84,626
†Halcon Resources	12,265	20,851
Hallador Energy	143	725
Hess	8,968	363,204
†HighPoint Resources	10,171	25,326
HollyFrontier	8,674	443,415
†International Seaways	2,058	34,657
†Jagged Peak Energy	1,241	11,318
Kinder Morgan	37,285	573,443
Kosmos Energy	26,917	109,552
†Laredo Petroleum	18,593	67,307
Marathon Oil	36,543	524,027
Marathon Petroleum	22,473	1,326,132
†Matador Resources	8,938	138,807
†Midstates Petroleum	1,884	14,149
Murphy Oil	11,352	265,523
NACCO Industries Class A	326	11,051
†Newfield Exploration	14,023	205,577
Noble Energy	17,276	324,098
†Northern Oil and Gas	17,969	40,610
†Oasis Petroleum	23,821	131,730
Occidental Petroleum	20,265	1,243,866
ONEOK	10,940	590,213
†Overseas Shipholding Group Class A	5,002	8,303
†Pacific Ethanol	1,059	912
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Panhandle Oil and Gas Class A	655	$ 10,153
†Par Pacific Holdings	2,297	32,571
†Parsley Energy Class A	9,522	152,162
PBF Energy Class A	9,957	325,295
†PDC Energy	4,677	139,188
Peabody Energy	9,294	283,281
†Penn Virginia	1,090	58,925
Phillips 66	4,138	356,489
Pioneer Natural Resources	4,793	630,375
†QEP Resources	18,573	104,566
Range Resources	17,978	172,049
†Renewable Energy Group	2,053	52,762
†REX American Resources	540	36,779
†Ring Energy	3,629	18,435
†SandRidge Energy	3,035	23,096
Scorpio Tankers	20,606	36,267
SemGroup Class A	8,701	119,900
Ship Finance International	10,126	106,627
†SilverBow Resources	419	9,905
SM Energy	8,767	135,713
†Southwestern Energy	34,205	116,639
†SRC Energy	17,311	81,362
†Talos Energy	4,058	66,227
Targa Resources	7,817	281,568
Teekay	3,211	10,725
Teekay Tankers Class A	3,937	3,654
†Ultra Petroleum	2,991	2,273
Valero Energy	9,585	718,587
†W&T Offshore	6,926	28,535
†Whiting Petroleum	6,799	154,269
†WildHorse Resource Development	3,896	54,973
Williams	15,115	333,286
World Fuel Services	5,285	113,152
†WPX Energy	19,382	219,986
		30,499,644
Paper & Forest Products–0.16%
Boise Cascade	3,016	71,932
†Clearwater Paper	1,500	36,555
Domtar	5,617	197,325
Louisiana-Pacific	10,205	226,755
Mercer International	4,479	46,761
Neenah	1,497	88,203
PH Glatfelter	2,899	28,294
Resolute Forest Products	6,285	49,840
Schweitzer-Mauduit International	3,473	86,999
†Verso Class A	2,662	59,629
		892,293
Personal Products–0.31%
†Avon Products	24,134	36,684
Coty Class A	20,758	136,172

LVIP Dimensional U.S. Core Equity 2 Fund–24

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products (continued)
†Edgewell Personal Care	4,316	$ 161,203
Estee Lauder Class A	2,029	263,973
†Herbalife Nutrition	5,462	321,985
Inter Parfums	2,061	135,140
Medifast	1,136	142,023
Natural Health Trends	462	8,542
†Nature's Sunshine Products	909	7,408
Nu Skin Enterprises Class A	4,084	250,472
†Revlon Class A	2,272	57,232
†USANA Health Sciences	2,058	242,288
		1,763,122
Pharmaceuticals–3.34%
†Aclaris Therapeutics	511	3,776
†Akorn	6,787	23,008
Allergan	4,606	615,638
†Amneal Pharmaceuticals Class A	2,344	31,714
†Amphastar Pharmaceuticals	2,961	58,924
†ANI Pharmaceuticals	935	42,094
†Assembly Biosciences	478	10,812
Bristol-Myers Squibb	17,606	915,160
†Catalent	11,645	363,091
†Collegium Pharmaceutical	1,508	25,892
†Corcept Therapeutics	8,596	114,843
†Cymabay Therapeutics	2,308	18,164
†Dermira	2,468	17,745
Eli Lilly & Co.	7,965	921,710
†Endo International	14,512	105,938
†Horizon Pharma	9,194	179,651
†Innoviva	8,244	143,858
†Intra-Cellular Therapies	2,765	31,493
†Jazz Pharmaceuticals	2,888	357,996
Johnson & Johnson	35,414	4,570,177
†Lannett	1,820	9,027
†Lipocine	800	1,040
†Mallinckrodt	6,773	107,013
Merck & Co.	31,933	2,440,001
†Mylan	17,892	490,241
†Nektar Therapeutics	3,353	110,213
†ObsEva S.A.	800	10,128
†Otonomy	732	1,354
†Pacira Pharmaceuticals	1,047	45,042
Perrigo	6,594	255,518
Pfizer	133,957	5,847,223
Phibro Animal Health Class A	1,490	47,918
†Prestige Consumer Healthcare	4,408	136,119
†Supernus Pharmaceuticals	2,704	89,827
Taro Pharmaceutical Industries	2,002	169,449
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Tetraphase Pharmaceuticals	1,930	$ 2,181
Zoetis	5,952	509,134
†Zogenix	1,999	72,884
		18,895,996
Professional Services–0.75%
†ASGN	3,282	178,869
Barrett Business Services	764	43,739
BG Staffing	458	9,458
†CBIZ	3,969	78,189
†CoStar Group	678	228,717
CRA International	465	19,786
Dun & Bradstreet	1,190	169,861
Equifax	3,955	368,329
Exponent	3,032	153,753
Forrester Research	1,302	58,199
†Franklin Covey	769	17,172
†FTI Consulting	3,022	201,386
†GP Strategies	1,061	13,379
Heidrick & Struggles International	1,349	42,075
†Huron Consulting Group	1,526	78,299
ICF International	1,623	105,138
†InnerWorkings	2,700	10,098
Insperity	2,629	245,443
Kelly Services Class A	2,630	53,862
Kforce	2,861	88,462
Korn/Ferry International	3,509	138,746
ManpowerGroup	4,303	278,834
†Mistras Group	2,371	34,095
Navigant Consulting	2,640	63,492
Nielsen Holdings	10,464	244,125
Resources Connection	1,629	23,132
Robert Half International	6,515	372,658
TransUnion	3,540	201,072
†TriNet Group	4,695	196,955
†TrueBlue	3,216	71,556
†Verisk Analytics Class A	3,887	423,839
†Volt Information Sciences	1,104	2,374
†WageWorks	1,773	48,155
†Willdan Group	346	12,103
		4,275,350
Real Estate Management & Development–0.35%
†Altisource Portfolio Solutions S.A.	1,304	29,327
†CBRE Group Class A	11,781	471,711
Consolidated-Tomoka Land	480	25,200
†Five Point Holdings Class A	1,459	10,125
†Forestar Group	265	3,670
†FRP Holdings	1,191	54,798
HFF Class A	3,442	114,137
†Howard Hughes	2,366	230,969

LVIP Dimensional U.S. Core Equity 2 Fund–25

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development (continued)
Jones Lang LaSalle	2,366	$ 299,536
Kennedy-Wilson Holdings	8,123	147,595
†Marcus & Millichap	3,035	104,192
†Maui Land Pineapple	1,011	10,029
Newmark Group Class A	5,409	43,380
†Rafael Holdings Class B	887	7,034
RE/MAX Holdings Class A	2,511	77,213
Realogy Holdings	9,569	140,473
RMR Group Class A	1,499	79,567
†St Joe	5,193	68,392
†Tejon Ranch	3,049	50,552
		1,967,900
Road & Rail–1.22%
AMERCO	1,035	339,594
ArcBest	1,859	63,689
†Avis Budget Group	5,061	113,771
†Covenant Transportation Group Class A	1,476	28,339
CSX	15,537	965,314
†Genesee & Wyoming Class A	2,875	212,808
Heartland Express	6,842	125,209
†Hertz Global Holdings	8,386	114,469
JB Hunt Transport Services	4,090	380,534
Kansas City Southern	3,308	315,749
Knight-Swift Transportation Holdings	8,385	210,212
Landstar System	2,710	259,266
Marten Transport	3,786	61,295
Norfolk Southern	6,532	976,795
Old Dominion Freight Line	3,641	449,627
†PAM Transportation Services	682	26,878
†Roadrunner Transportation Systems	1,695	841
Ryder System	4,401	211,908
†Saia	2,431	135,698
Schneider National Class B	5,218	97,420
Union Pacific	11,697	1,616,876
Universal Logistics Holdings	1,605	29,034
†USA Truck	643	9,626
Werner Enterprises	5,617	165,926
†YRC Worldwide	1,800	5,670
		6,916,548
Semiconductors & Semiconductor Equipment–3.99%
†Advanced Energy Industries	3,165	135,873
†Advanced Micro Devices	19,726	364,142
†Alpha & Omega Semiconductor	978	9,966
†Ambarella	2,230	78,005
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Amkor Technology	22,758	$ 149,292
Analog Devices	5,817	499,273
Applied Materials	20,031	655,815
†Axcelis Technologies	2,910	51,798
†AXT	1,172	5,098
Broadcom	7,617	1,936,851
Brooks Automation	3,851	100,819
Cabot Microelectronics	1,936	184,598
†CEVA	1,974	43,606
†Cirrus Logic	4,655	154,453
Cohu	2,350	37,764
†Cree	6,029	257,890
Cypress Semiconductor	16,813	213,861
†Diodes	4,379	141,267
†DSP Group	1,135	12,712
Entegris	10,565	294,711
†First Solar	5,492	233,163
†FormFactor	5,162	72,733
†Ichor Holdings	1,913	31,182
†Inphi	1,337	42,985
†Integrated Device Technology	3,895	188,635
Intel	125,320	5,881,268
KLA-Tencor	5,065	453,267
Kulicke & Soffa Industries	5,384	109,134
Lam Research	7,931	1,079,964
†Lattice Semiconductor	7,323	50,675
†MACOM Technology Solutions Holdings	1,455	21,112
Marvell Technology Group	16,886	273,384
Maxim Integrated Products	7,320	372,222
†MaxLinear Class A	4,378	77,053
Microchip Technology	5,906	424,760
†Micron Technology	34,952	1,109,027
MKS Instruments	3,314	214,118
Monolithic Power Systems	1,087	126,364
†Nanometrics	2,523	68,954
†NeoPhotonics	1,612	10,446
NVE	375	32,828
NVIDIA	7,755	1,035,292
†ON Semiconductor	25,133	414,946
†PDF Solutions	980	8,261
†Photronics	4,937	47,790
Power Integrations	1,575	96,043
†Qorvo	5,934	360,372
QUALCOMM	13,400	762,594
†Rambus	11,732	89,984
†Rudolph Technologies	2,362	48,350
†Semtech	3,900	178,893
Sigma Designs	1,840	269
†Silicon Laboratories	1,141	89,922
Skyworks Solutions	8,222	551,038
†SMART Global Holdings	553	16,424
†SolarEdge Technologies	3,239	113,689

LVIP Dimensional U.S. Core Equity 2 Fund–26

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Synaptics	2,867	$ 106,681
Teradyne	11,174	350,640
Texas Instruments	13,646	1,289,547
†Ultra Clean Holdings	2,345	19,862
Universal Display	1,230	115,091
†Veeco Instruments	3,227	23,912
Versum Materials	6,321	175,218
Xilinx	5,251	447,228
Xperi	4,578	84,189
		22,627,303
Software–3.66%
†ACI Worldwide	6,433	178,001
Activision Blizzard	6,894	321,054
†Adobe Systems	2,544	575,555
†Agilysys	1,334	19,130
American Software Class A	1,038	10,847
†ANSYS	1,751	250,288
†Aspen Technology	2,422	199,040
†Atlassian Class A	398	35,414
†Autodesk	1,232	158,447
Blackbaud	1,887	118,692
†Bottomline Technologies	400	19,200
†Cadence Design Systems	6,007	261,184
CDK Global	4,694	224,749
Citrix Systems	3,902	399,799
†CommVault Systems	1,056	62,399
†Dell Technologies Class C	2,926	143,006
Ebix	2,526	107,507
†Electronic Arts	2,356	185,912
†Ellie Mae	1,258	79,040
†Fair Isaac	1,490	278,630
†Fortinet	2,800	197,204
†Globant	1,293	72,822
†Glu Mobile	4,125	33,289
†Guidewire Software	2,312	185,492
†HubSpot	354	44,508
†Imperva	533	29,683
Intuit	2,903	571,456
†Manhattan Associates	5,027	212,994
Microsoft	97,668	9,920,139
†MicroStrategy Class A	568	72,562
Monotype Imaging Holdings	2,693	41,795
†Nuance Communications	13,792	182,468
†OneSpan	2,011	26,042
Oracle	38,564	1,741,165
†Paycom Software	2,589	317,023
†Paylocity Holding	1,079	64,967
Pegasystems	836	39,986
†Pivotal Software Class A	1,707	27,909
Progress Software	3,296	116,975
†Proofpoint	248	20,785
†PTC	1,498	124,184
QAD Class A	624	24,542
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Qualys	1,772	$ 132,439
†RealPage	1,817	87,561
†Red Hat	2,381	418,199
†RingCentral Class A	415	34,213
†Rosetta Stone	700	11,480
†Rubicon Project	543	2,025
†salesforce.com	2,753	377,078
Sapiens International	2,083	22,975
†ServiceNow	339	60,359
†Snap Class A	11,775	64,880
†Splunk	369	38,690
SS&C Technologies Holdings	5,802	261,728
Symantec	9,143	172,757
†Synchronoss Technologies	2,306	14,159
†Synopsys	2,912	245,307
†Tableau Software Class A	608	72,960
†Take-Two Interactive Software	1,987	204,542
†Telenav	2,040	8,282
TiVo	6,495	61,118
†Tyler Technologies	952	176,901
†Ultimate Software Group	370	90,602
†Verint Systems	3,097	131,034
VMware Class A	307	42,099
†Workday Class A	315	50,299
†Zedge Class B	591	1,447
†Zendesk	905	52,825
†Zix	3,660	20,972
†Zynga Class A	41,823	164,364
		20,717,179
Specialty Retail–2.71%
Aaron's	4,619	194,229
Abercrombie & Fitch Class A	5,410	108,471
Advance Auto Parts	2,440	384,202
American Eagle Outfitters	13,926	269,190
†America's Car-Mart	623	45,136
†Asbury Automotive Group	2,353	156,851
†Ascena Retail Group	27,333	68,606
†At Home Group	3,676	68,594
†AutoNation	7,273	259,646
†AutoZone	317	265,754
Barnes & Noble	5,282	37,449
†Barnes & Noble Education	2,352	9,432
Bed Bath & Beyond	11,792	133,485
Best Buy	14,495	767,655
Big 5 Sporting Goods	952	2,466
†Boot Barn Holdings	4,260	72,548
Buckle	1,237	23,924
†Build-A-Bear Workshop	1,134	4,479
†Burlington Stores	2,000	325,340
Caleres	2,926	81,431
†CarMax	7,883	494,501

LVIP Dimensional U.S. Core Equity 2 Fund–27

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Cato Class A	2,294	$ 32,735
Chico's FAS	9,593	53,913
Children's Place	1,567	141,171
Citi Trends	1,474	30,055
†Conn's	3,161	59,616
†Container Store Group	7,273	34,692
†Destination XL Group	2,180	4,731
Dick's Sporting Goods	5,576	173,971
DSW Class A	4,665	115,225
†Express	5,117	26,148
†Five Below	3,945	403,652
†Floor & Decor Holdings Class A	2,359	61,098
Foot Locker	8,253	439,060
†Francesca's Holdings	3,674	3,567
GameStop Class A	6,910	87,204
Gap	19,318	497,632
†Genesco	1,809	80,139
Group 1 Automotive	1,624	85,617
Guess	6,106	126,822
Haverty Furniture	1,170	21,973
†Hibbett Sports	1,445	20,664
Home Depot	14,265	2,451,012
†J. Jill	2,600	13,858
†Kirkland's	1,522	14,505
L Brands	7,217	185,260
Lithia Motors Class A	1,814	138,463
Lowe's	10,018	925,262
†MarineMax	2,791	51,103
†Michaels	7,874	106,614
Monro	2,428	166,925
†Murphy USA	3,761	288,243
†National Vision Holdings	2,955	83,242
Office Depot	39,598	102,163
†O'Reilly Automotive	1,664	572,965
†Party City Holdco	11,185	111,626
Penske Automotive Group	5,799	233,816
Pier 1 Imports	5,916	1,809
†Rent-A-Center	3,348	54,204
†RH	1,494	179,011
Ross Stores	4,633	385,466
RTW Retailwinds	5,122	14,495
†Sally Beauty Holdings	7,550	128,727
Shoe Carnival	1,009	33,812
Signet Jewelers	4,587	145,729
†Sleep Number	2,804	88,971
Sonic Automotive Class A	1,673	23,020
†Sportsman's Warehouse Holdings	1,747	7,652
Stage Stores	1,354	1,002
Tailored Brands	2,499	34,086
Tiffany & Co.	3,739	301,027
Tile Shop Holdings	2,800	15,344
Tilly's Class A	2,120	23,023
TJX	14,880	665,731
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Tractor Supply	3,841	$ 320,493
†Ulta Beauty	1,891	462,992
†Urban Outfitters	8,537	283,428
†Vitamin Shoppe	1,290	6,115
Williams-Sonoma	7,058	356,076
Winmark	403	64,077
†Zumiez	2,034	38,992
		15,353,413
Technology Hardware, Storage & Peripherals–2.78%
†3D Systems	6,912	70,295
Apple	81,384	12,837,512
†Avid Technology	1,312	6,232
†Cray	2,363	51,017
Diebold Nixdorf	3,240	8,068
†Electronics For Imaging	4,183	103,738
Hewlett Packard Enterprise	49,687	656,365
HP	10,037	205,357
†Immersion	1,963	17,588
†NCR	9,975	230,223
NetApp	8,593	512,744
†Pure Storage Class A	2,177	35,006
Seagate Technology	9,252	357,035
†Stratasys	3,678	66,241
†Super Micro Computer	3,019	41,662
Western Digital	7,884	291,472
Xerox	13,402	264,824
		15,755,379
Textiles, Apparel & Luxury Goods–0.90%
Carter's	3,136	255,960
Columbia Sportswear	3,442	289,438
†Crocs	6,476	168,246
Culp	857	16,197
†Deckers Outdoor	2,257	288,783
†Fossil Group	3,844	60,466
†G-III Apparel Group	5,065	141,263
Hanesbrands	18,216	228,246
†Lululemon Athletica	2,952	358,993
†Michael Kors Holdings	8,506	322,548
Movado Group	1,488	47,051
NIKE Class B	13,694	1,015,273
Oxford Industries	1,649	117,145
PVH	2,076	192,964
Ralph Lauren	1,302	134,705
†Sequential Brands Group	1,209	967
†Skechers U.S.A. Class A	8,639	197,747
Steven Madden	5,187	156,959
Superior Group of Companies	478	8,437
Tapestry	10,114	341,347
†Under Armour Class A	5,454	96,372
†Under Armour Class C	6,534	105,655
†Unifi	1,589	36,293

LVIP Dimensional U.S. Core Equity 2 Fund–28

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Vera Bradley	1,584	$ 13,575
VF	4,391	313,254
Wolverine World Wide	5,482	174,821
		5,082,705
Thrifts & Mortgage Finance–0.53%
BankFinancial	1,093	16,340
Beneficial Bancorp	4,972	71,050
†BSB Bancorp	343	9,625
Capitol Federal Financial	12,128	154,875
Dime Community Bancshares	2,608	44,284
†Essent Group	7,232	247,190
Federal Agricultural Mortgage Class C	1,346	81,352
First Defiance Financial	1,700	41,667
†Flagstar Bancorp	5,512	145,517
FS Bancorp	182	7,804
Hingham Institution for Savings	65	12,853
Home Bancorp	767	27,152
†HomeStreet	1,845	39,169
Kearny Financial	8,102	103,868
†LendingTree	658	144,477
Merchants Bancorp	600	11,976
Meridian Bancorp	5,566	79,705
Meta Financial Group	1,887	36,589
†MGIC Investment	3,265	34,152
†Mr Cooper Group	6,348	74,081
New York Community Bancorp	26,009	244,745
†NMI Holdings Class A	4,487	80,093
Northfield Bancorp	3,876	52,520
Northwest Bancshares	10,560	178,886
OceanFirst Financial	3,787	85,245
†Ocwen Financial	7,897	10,582
Oritani Financial	3,138	46,286
PCSB Financial	1,434	28,049
PennyMac Financial Services Class A	2,894	61,526
Provident Financial Services	5,280	127,406
Radian Group	2,793	45,693
Southern Missouri Bancorp	264	8,950
Territorial Bancorp	299	7,768
TFS Financial	6,896	111,232
TrustCo Bank	10,350	71,001
United Community Financial	4,543	40,206
United Financial Bancorp	2,907	42,733
Walker & Dunlop	2,474	107,000
Washington Federal	4,358	116,402
Waterstone Financial	1,989	33,336
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Western New England Bancorp	1,120	$ 11,245
WSFS Financial	2,414	91,515
		2,986,145
Tobacco–0.40%
Altria Group	29,825	1,473,057
Philip Morris International	8,403	560,984
†Pyxus International	554	6,570
Turning Point Brands	1,303	35,468
Universal	1,960	106,134
Vector Group	6,776	65,931
		2,248,144
Trading Companies & Distributors–0.80%
Air Lease	8,537	257,903
Applied Industrial Technologies	3,057	164,894
†Beacon Roofing Supply	4,662	147,879
†BMC Stock Holdings	7,728	119,629
†CAI International	1,223	28,410
†DXP Enterprises	1,012	28,174
Fastenal	7,377	385,743
GATX	2,670	189,063
†GMS	5,096	75,726
H&E Equipment Services	3,129	63,894
†HD Supply Holdings	10,359	388,670
†Herc Holdings	2,623	68,172
Kaman	2,196	123,174
†MRC Global	8,213	100,445
MSC Industrial Direct Class A	3,057	235,144
†Nexeo Solutions	1,597	13,718
†NOW	8,550	99,522
Rush Enterprises Class A	3,089	106,509
Rush Enterprises Class B	547	19,473
†SiteOne Landscape Supply	2,352	129,995
Systemax	2,361	56,404
†Textainer Group Holdings	4,101	40,846
†Titan Machinery	1,145	15,057
Triton International	6,237	193,784
†United Rentals	4,084	418,732
†Univar	6,963	123,524
†Veritiv	960	23,971
Watsco	1,598	222,346
†WESCO International	3,590	172,320
†Willis Lease Finance	616	21,314
WW Grainger	1,749	493,848
		4,528,283
Transportation Infrastructure–0.02%
Macquarie Infrastructure	3,511	128,362
		128,362

LVIP Dimensional U.S. Core Equity 2 Fund–29

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities–0.17%
American States Water	1,932	$ 129,521
American Water Works	2,337	212,130
Aqua America	5,828	199,259
†AquaVenture Holdings	744	14,054
Artesian Resources Class A	575	20,050
California Water Service Group	2,784	132,685
Connecticut Water Service	779	52,092
Consolidated Water	860	10,028
Middlesex Water	1,102	58,792
SJW Group	1,749	97,279
York Water	500	16,030
		941,920
Wireless Telecommunication Services–0.25%
†Boingo Wireless	3,554	73,106
Shenandoah Telecommunications	4,690	207,532
Spok Holdings	803	10,648
†Sprint	22,111	128,686
Telephone & Data Systems	8,101	263,607
†T-Mobile US	8,936	568,419
†United States Cellular	2,733	142,034
		1,394,032
Total Common Stock (Cost $546,015,201)		562,668,364
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCK–0.00%
GCI Liberty 7.00%	535	$ 12,963
Total Convertible Preferred Stock (Cost $4,017)		12,963
RIGHTS–0.00%
=†πMedia General CVR	5,975	598
=†πNewsstar Financial CVR	2,435	633
=†πSchulman Class A CVR	1,598	3,052
Total Rights (Cost $0)		4,283

MONEY MARKET FUND–0.89%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	5,003,155	5,003,155
Total Money Market Fund (Cost $5,003,155)		5,003,155

TOTAL INVESTMENTS–100.24% (Cost $551,022,373)	567,688,765
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.24%)	(1,335,130)
NET ASSETS APPLICABLE TO 50,194,017 SHARES OUTSTANDING–100.00%	$566,353,635
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND STANDARD CLASS ($509,360,765 / 45,141,526 Shares)	$11.284
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND SERVICE CLASS ($56,992,870 / 5,052,491 Shares)	$11.280
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$564,978,113
Distributable earnings/(accumulated loss)	1,375,522
TOTAL NET ASSETS	$566,353,635

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2018, the aggregate value of restricted securities was $4,283, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP Dimensional U.S. Core Equity 2 Fund–30

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
Restricted Securities
Investment	Date of Acquisition	Cost	Value
Media General CVR	1/18/2017	$—	$ 598
Newsstar Financial CVR	12/26/2017	—	633
Schulman Class A CVR	8/22/2018	—	3,052
Total		$—	$4,283
★	Includes $2,429,649 payable for securities purchased, $5,564 payable for fund share redeemed, $46,970 other accrued expenses payable and $233,495 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
CVR–Contingent Value Rights
IT–Information Technology
NT–Northern Trust
NVDR–Non-Voting Depository Receipt
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–31

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 9,741,569
Interest	60,475
Foreign Taxes Withheld	(5,123)
9,796,921
EXPENSES:
Management fees	4,071,845
Shareholder servicing fees	164,005
Accounting and administration expenses	137,893
Distribution fees-Service Class	127,385
Professional fees	43,388
Reports and statements to shareholders	20,386
Trustees’ fees and expenses	17,804
Custodian fees	9,998
Pricing fees	7,458
Consulting fees	2,041
Other	5,042
4,607,245
Less:
Management fees waived	(1,640,049)
Total operating expenses	2,967,196
NET INVESTMENT INCOME	6,829,725
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	6,444,747
Futures contracts	16,989
Net realized gain	6,461,736
Net change in unrealized appreciation (depreciation) of investments	(73,452,477)
NET REALIZED AND UNREALIZED LOSS	(66,990,741)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(60,161,016)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,829,725	$ 5,223,607
Net realized gain	6,461,736	3,011,998
Net change in unrealized appreciation (depreciation)	(73,452,477)	65,404,962
Net increase (decrease) in net assets resulting from operations	(60,161,016)	73,640,567
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(6,200,886)	(5,027,821)
Service Class	(552,044)	(331,061)
	(6,752,930)	(5,358,882)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	134,065,548	83,275,675
Service Class	35,876,293	30,846,618
Reinvestment of dividends and distributions:
Standard Class	6,200,886	5,027,821
Service Class	552,044	331,061
	176,694,771	119,481,175
Cost of shares redeemed:
Standard Class	(33,070,345)	(22,778,643)
Service Class	(11,419,387)	(12,066,229)
	(44,489,732)	(34,844,872)
Increase in net assets derived from capital share transactions	132,205,039	84,636,303
NET INCREASE IN NET ASSETS	65,291,093	152,917,988
NET ASSETS:
Beginning of year	501,062,542	348,144,554
End of year	$566,353,635	$501,062,542
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (5,027,821)
Service Class		(331,061)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–32

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
			Year Ended	5/1/15 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 12.636	$ 10.801	$ 9.362	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.158	0.143	0.135	0.092
Net realized and unrealized gain (loss)	(1.368)	1.831	1.435	(0.611)
Total from investment operations	(1.210)	1.974	1.570	(0.519)
Less dividends and distributions from:
Net investment income	(0.142)	(0.139)	(0.131)	(0.088)
Net realized gain	—	—	—	(0.031)
Return of capital	—	—	—	— [3]
Total dividends and distributions	(0.142)	(0.139)	(0.131)	(0.119)
Net asset value, end of period	$ 11.284	$ 12.636	$ 10.801	$ 9.362
Total return[4]	(9.64%)	18.31%	16.75%	(5.21%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$509,361	$461,856	$332,641	$420,357
Ratio of expenses to average net assets	0.50%	0.50%	0.49%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.79%	0.78%	0.76%
Ratio of net investment income to average net assets	1.23%	1.23%	1.39%	1.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.94%	0.94%	1.10%	1.12%
Portfolio turnover	6%	6%	28%	103%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $52,974 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–33

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
		Year Ended		5/1/15 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15
Net asset value, beginning of period	$ 12.634	$ 10.803	$ 9.364	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.126	0.114	0.114	0.075
Net realized and unrealized gain (loss)	(1.365)	1.828	1.430	(0.609)
Total from investment operations	(1.239)	1.942	1.544	(0.534)
Less dividends and distributions from:
Net investment income	(0.115)	(0.111)	(0.105)	(0.071)
Net realized gain	—	—	—	(0.031)
Return of capital	—	—	—	— [3]
Total dividends and distributions	(0.115)	(0.111)	(0.105)	(0.102)
Net asset value, end of period	$ 11.280	$ 12.634	$ 10.803	$ 9.364
Total return[4]	(9.86%)	18.00%	16.47%	(5.36%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 56,993	$ 39,207	$ 15,504	$ 3,687
Ratio of expenses to average net assets	0.75%	0.75%	0.74%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.04%	1.03%	1.01%
Ratio of net investment income to average net assets	0.98%	0.98%	1.14%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.69%	0.69%	0.85%	0.87%
Portfolio turnover	6%	6%	28%	103%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Return of capital distributions of $46 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–34

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Dimensional U.S. Core Equity 2 Fund–35

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.72% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.29% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$31,628
Legal	6,164
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,353 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$207,948
Distribution fees payable to LFD	12,094
Printing and mailing fees payable to Lincoln Life	(571)
Shareholder servicing fees payable to Lincoln Life	14,024
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional U.S. Core Equity 2 Fund–36

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$170,300,084
Sales	35,811,259
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$553,273,781
Aggregate unrealized appreciation of investments	$ 76,477,559
Aggregate unrealized depreciation of investments	(62,062,575)
Net unrealized appreciation of investments	$ 14,414,984
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$562,668,364	$—	$ —	$562,668,364
Convertible Preferred Stock	12,963	—	—	12,963
Rights	—	—	4,283	4,283
Money Market Fund	5,003,155	—	—	5,003,155
Total Investments	$567,684,482	$—	$4,283	$567,688,765
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$6,752,930	$5,358,882
LVIP Dimensional U.S. Core Equity 2 Fund–37

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 110,455
Capital loss carryforward	(13,149,917)
Net unrealized appreciation	14,414,984
Distributable earnings/(accumulated loss)	$ 1,375,522
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$13,149,917	$13,149,917
In 2018, the Fund utilized $6,362,215 of capital losses carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	10,594,476	7,268,182
Service Class	2,791,069	2,683,903
Shares reinvested:
Standard Class	520,271	406,029
Service Class	46,323	26,774
	13,952,139	10,384,888
Shares redeemed:
Standard Class	(2,522,809)	(1,920,649)
Service Class	(888,100)	(1,042,688)
	(3,410,909)	(2,963,337)
Net increase	10,541,230	7,421,551
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts as a cash management tool.
LVIP Dimensional U.S. Core Equity 2 Fund–38

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
No futures contracts were outstanding at December 31, 2018.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$16,989	$—
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$501,128	$—
8. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1. Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–39

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–40

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 2 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
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LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving
LVIP Dimensional U.S. Core Equity 2 Fund–42

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 2 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered LIAC’s view that underperformance as compared to the Morningstar peer group median and benchmark index was primarily attributable to the Fund’s small cap bias and tilt to value-oriented stocks. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules compared to the subadvisory fees of comparable funds sub-advised by Dimensional. The Board considered that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party, and that LIAC compensates Dimensional from its fees. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with a general increase in assets under management including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Dimensional U.S. Core Equity 2 Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Dimensional U.S. Core Equity 2 Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Dimensional U.S. Core Equity 2 Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Dimensional U.S. Core Equity 2 Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 2 Fund–47

LVIP Dimensional U.S. Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (7.79%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 3000® Index1, returned (5.24%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund invests in underlying funds that invest in U.S. equities, with a bias towards smaller cap and value-oriented companies relative to its market cap weighted benchmark, the Russell 3000 Index. During calendar year 2018, exposure to smaller cap and value-oriented securities generally detracted from relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/11 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,558 for the Standard Class shares and to $16,247 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $20,983. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 7.79%
Five Years	+ 3.39%
Inception (5/2/11)	+ 6.79%
Service Class Shares
One Year	- 8.02%
Five Years	+ 3.13%
Inception (5/2/11)	+ 6.53%

LVIP Dimensional U.S. Equity Managed Volatility Fund–1

LVIP Dimensional U.S. Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
LVIP Dimensional U.S. Equity Managed Volatility Fund–2

LVIP Dimensional U.S. Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$921.50	0.31%	$1.50
Service Class Shares	1,000.00	920.30	0.56%	2.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,022.40	0.56%	2.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund–3

LVIP Dimensional U.S. Equity Managed Volatility Fund
Security Type/Sector Allocations (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	56.15%
Investment Company	56.15%
Equity Fund	56.15%
Unaffiliated Investments	41.63%
Investment Companies	41.63%
Equity Fund	37.56%
Money Market Fund	4.07%
Total Investments	97.78%
Receivables and Other Assets Net of Liabilities	2.22%
Total Net Assets	100.00%
LVIP Dimensional U.S. Equity Managed Volatility Fund–4

LVIP Dimensional U.S. Equity Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–56.15%
INVESTMENT COMPANY–56.15%
Equity Fund–56.15%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	39,614,811	$ 447,013,529
Total Affiliated Investment (Cost $411,102,666)		447,013,529

UNAFFILIATED INVESTMENTS–41.63%
INVESTMENT COMPANIES–41.63%
Equity Fund–37.56%
**Dimensional Investment Group– DFA U.S. Large Company Portfolio	15,485,286	299,020,860
299,020,860
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.07%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	32,393,230	$ 32,393,230
		32,393,230
Total Unaffiliated Investments (Cost $276,844,882)		331,414,090
TOTAL INVESTMENTS–97.78% (Cost $687,947,548)	778,427,619
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.22%	17,632,859
NET ASSETS APPLICABLE TO 57,134,275 SHARES OUTSTANDING–100.00%	$796,060,478

✧✧ Standard Class shares.
** Institutional Class shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(741)	E-mini Russell 2000 Index	$ (49,980,450)	$ (50,016,132)	3/15/19	$ 35,682	$ —
(2,454)	E-mini S&P 500 Index	(307,388,040)	(305,857,057)	3/15/19	—	(1,530,983)
(442)	E-mini S&P MidCap 400 Index	(73,469,240)	(74,329,154)	3/15/19	859,914	—
Total Futures Contracts					$895,596	$(1,530,983)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–5

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investment, at value	$447,013,529
Unaffiliated investments, at value	331,414,090
Cash collateral held at broker for futures contracts	20,978,950
Receivable for fund shares sold	949,230
Dividends and interest receivable	66,750
Prepaid expenses	3,216
TOTAL ASSETS	800,425,765
LIABILITIES:
Variation margin due to broker on futures contracts	3,376,406
Payable for securities purchased	388,724
Due to manager and affiliates	358,359
Payable for fund shares redeemed	222,781
Other accrued expenses payable	19,017
TOTAL LIABILITIES	4,365,287
TOTAL NET ASSETS	$796,060,478
Affiliated investment, at cost	$411,102,666
Unaffiliated investments, at cost	276,844,882
Standard Class:
Net Assets	$ 22,547,660
Shares Outstanding	1,617,163
Net Asset Value Per Share	$ 13.943
Service Class:
Net Assets	$773,512,818
Shares Outstanding	55,517,112
Net Asset Value Per Share	$ 13.933
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$737,195,054
Distributable earnings/(accumulated loss)	58,865,424
TOTAL NET ASSETS	$796,060,478
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–6

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 6,182,292
Dividends from affiliated investment	5,469,919
Interest	26,250
11,678,461
EXPENSES:
Management fees	2,048,877
Distribution fees-Service Class	1,982,657
Shareholder servicing fees	237,670
Accounting and administration expenses	86,347
Reports and statements to shareholders	49,888
Professional fees	40,532
Trustees’ fees and expenses	26,773
Consulting fees	4,143
Custodian fees	2,210
Pricing fees	74
Other	5,588
Total operating expenses	4,484,759
NET INVESTMENT INCOME	7,193,702
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(30,686)
Sale of unaffiliated investments	(203,899)
Distributions from unaffiliated investments	2,022,868
Futures contracts	(2,558,322)
Net realized loss	(770,039)
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(52,446,291)
Unaffiliated investments	(21,437,145)
Futures contracts	(1,069,410)
Net change in unrealized appreciation (depreciation)	(74,952,846)
NET REALIZED AND UNREALIZED LOSS	(75,722,885)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(68,529,183)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,193,702	$ 6,637,536
Net realized gain (loss)	(770,039)	6,957,146
Net change in unrealized appreciation (depreciation)	(74,952,846)	105,995,203
Net increase (decrease) in net assets resulting from operations	(68,529,183)	119,589,885
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(250,128)	(292,247)
Service Class	(6,658,062)	(6,370,611)
	(6,908,190)	(6,662,858)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,487,706	3,610,227
Service Class	178,868,487	153,093,586
Reinvestment of dividends and distributions:
Standard Class	250,128	292,247
Service Class	6,658,062	6,370,611
	189,264,383	163,366,671
Cost of shares redeemed:
Standard Class	(6,206,327)	(5,046,496)
Service Class	(79,815,977)	(78,383,809)
	(86,022,304)	(83,430,305)
Increase in net assets derived from capital share transactions	103,242,079	79,936,366
NET INCREASE IN NET ASSETS	27,804,706	192,863,393
NET ASSETS:
Beginning of year	768,255,772	575,392,379
End of year	$796,060,478	$768,255,772
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (292,247)
Service Class		(6,370,611)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–7

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 15.292	$ 12.972	$ 12.919	$ 14.157	$ 13.649
Income (loss) from investment operations:
Net investment income[2]	0.173	0.169	0.180	0.133	0.154
Net realized and unrealized gain (loss)	(1.365)	2.318	1.181	(1.210)	0.488
Total from investment operations	(1.192)	2.487	1.361	(1.077)	0.642
Less dividends and distributions from:
Net investment income	(0.157)	(0.167)	(0.159)	(0.161)	(0.134)
Net realized gain	—	—	(1.149)	—	—
Total dividends and distributions	(0.157)	(0.167)	(1.308)	(0.161)	(0.134)
Net asset value, end of period	$ 13.943	$ 15.292	$ 12.972	$ 12.919	$ 14.157
Total return[3]	(7.79%)	19.17%	11.13%	(7.61%)	4.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 22,548	$ 26,961	$ 23,926	$ 20,947	$22,848
Ratio of expenses to average net assets[4]	0.31%	0.30%	0.24%	0.18%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.30%	0.30%	0.32%	0.31%
Ratio of net investment income to average net assets	1.11%	1.20%	1.39%	0.96%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.11%	1.20%	1.33%	0.82%	1.11%
Portfolio turnover	7%	6%	41%	108% [5]	26%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–8

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 15.280	$ 12.965	$ 12.915	$ 14.151	$ 13.645
Income (loss) from investment operations:
Net investment income[2]	0.134	0.134	0.147	0.098	0.119
Net realized and unrealized gain (loss)	(1.360)	2.313	1.178	(1.207)	0.487
Total from investment operations	(1.226)	2.447	1.325	(1.109)	0.606
Less dividends and distributions from:
Net investment income	(0.121)	(0.132)	(0.126)	(0.127)	(0.100)
Net realized gain	—	—	(1.149)	—	—
Total dividends and distributions	(0.121)	(0.132)	(1.275)	(0.127)	(0.100)
Net asset value, end of period	$ 13.933	$ 15.280	$ 12.965	$ 12.915	$ 14.151
Total return[3]	(8.02%)	18.87%	10.86%	(7.85%)	4.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$773,513	$741,295	$551,466	$429,217	$356,311
Ratio of expenses to average net assets[4]	0.56%	0.55%	0.49%	0.43%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.55%	0.55%	0.57%	0.56%
Ratio of net investment income to average net assets	0.86%	0.95%	1.14%	0.71%	0.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.86%	0.95%	1.08%	0.57%	0.86%
Portfolio turnover	7%	6%	41%	108% [5]	26%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–9

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's
LVIP Dimensional U.S. Equity Managed Volatility Fund–10

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$46,098
Legal	9,292
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $38,208 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$171,697
Distribution fees payable to LFD	166,828
Printing and mailing fees payable to Lincoln Life	(83)
Shareholder servicing fees payable to Lincoln Life	19,917
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-56.15%
Equity Fund-56.15%
LVIP Dimensional U.S. Core Equity 2 Fund	$438,587,752	$88,180,867	$27,278,112	$(30,687)	$(52,446,291)	$447,013,529	39,614,811	$5,469,919	$—
LVIP Dimensional U.S. Equity Managed Volatility Fund–11

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$141,974,761
Sales	52,412,786
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$692,195,302
Aggregate unrealized appreciation of investments and derivatives	$ 86,232,317
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 86,232,317
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$447,013,529	$—	$—	$447,013,529
Unaffiliated Investment Companies	331,414,090	—	—	331,414,090
Total Investments	$778,427,619	$—	$—	$778,427,619
Derivatives:
Assets:
Futures Contracts	$ 895,596	$—	$—	$ 895,596
Liabilities:
Futures Contracts	$ (1,530,983)	$—	$—	$ (1,530,983)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP Dimensional U.S. Equity Managed Volatility Fund–12

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$6,908,190	$6,662,858
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 388,813
Capital loss carryforward	(27,755,705)
Net unrealized appreciation	86,232,316
Distributable earnings/(accumulated loss)	$ 58,865,424
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$27,600,121	$155,584	$27,755,705
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	227,608	259,211
Service Class	11,662,535	11,119,279
Shares reinvested:
Standard Class	17,986	19,009
Service Class	478,930	414,770
	12,387,059	11,812,269
Shares redeemed:
Standard Class	(391,500)	(359,583)
Service Class	(5,139,231)	(5,554,097)
	(5,530,731)	(5,913,680)
Net increase	6,856,328	5,898,589
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the
LVIP Dimensional U.S. Equity Managed Volatility Fund–13

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$895,596	Variation margin due to broker on futures contracts	$(1,530,983)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,558,322)	$(1,069,410)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$19,991,554	$90,909,947
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–14

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Dimensional U.S. Equity Managed Volatility Fund–16

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the
LVIP Dimensional U.S. Equity Managed Volatility Fund–17

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Dimensional U.S. Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and a benchmark index. The Board noted LIAC’s statements that the Equity Sleeve of the Fund underperformed due to its value and smaller market cap bias, as the market has generally favored growth over value and large cap over small cap, especially during the three-year period; however, LIAC remains comfortable with the investment team and process and performance patterns have been in line with expectations and market conditions. The Board also considered that the Fund had been restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP Dimensional U.S. Equity Managed Volatility Fund–18

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Dimensional U.S. Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Dimensional U.S. Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Dimensional U.S. Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Dimensional U.S. Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Equity Managed Volatility Fund–23

LVIP Franklin Templeton Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Templeton Investment Council, LLC
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
SSGA Funds Management, Inc.
The Fund returned (9.14%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI World Index (net dividends)1, returned (8.71%).
The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports, as well as indications of a slower pace of interest-rate increases from the U.S. Federal Reserve. However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their impact on global growth and corporate earnings. In this environment, global stocks declined for the 12 months ended December 31, 2018.
For Templeton Growth, major detractors from performance relative to the MSCI World Index included stock selection and an overweighting in the financials sector, as well as stock selection in the information technology (IT) and consumer discretionary sectors. Within financials, significant detractors included French banking and financial services provider BNP Paribas and Irish financial and banking solutions company Bank of Ireland Group. In the IT sector, U.S. communication networks infrastructure solutions company CommScope Holding and South Korea-based consumer electronics and semiconductor company Samsung Electronics detracted from results. Within consumer discretionary, U.K. do-it-yourself and home improvement products and services provider Kingfisher and Japanese electrical products manufacturer Panasonic hurt relative results. In contrast, stock selection in the energy sector, as well as an underweighting and stock selection in the industrials sector, contributed to relative results. In the energy sector, U.S. oil and gas explorer and producer ConocoPhillips benefited relative performance. Within industrials, Danish wind power plants company Vestas Wind Systems helped relative results.
From a regional perspective, stock selection and an underweighting in North America, particularly in the U.S., detracted significantly from relative performance. An overweighting and stock selection in Europe also detracted from relative results, notably stock selection in France and overweightings in Germany and Ireland. However, stock selection in Denmark contributed to relative results. An overweighting and stock selection in Asia, notably off-benchmark exposure to South Korea, hindered relative results.
For Franklin Mutual Global Discovery, major detractors from performance relative to the MSCI World Index included stock selection and an overweighting in the financials sector, stock selection in consumer staples, and stock selection and an underweighting in IT. In contrast, the Fund’s currency positioning, through the use of currency forward contracts, benefited relative performance. Stock selection and an overweighting in the health care sector also aided relative results.
From a regional perspective, stock selection and an underweighting in North America, particularly in the U.S., detracted significantly from relative performance. To a lesser extent, stock selection in Asia, notably off-benchmark exposure to South Korea, hindered relative results. An overweighting in Europe also hurt relative results. Within Europe, stock selection and an overweighting in the U.K. and stock selection in France hindered results, while stock selection in Finland and the Netherlands benefited results. Elsewhere, an overweighting and stock selection in Israel contributed to relative performance.
Key individual detractors included British American Tobacco, General Electric (GE) and American International Group (AIG). Shares of U.K.-based British American Tobacco declined due to the potential for additional regulation in the U.S., concerns about next-generation products and the possibility of a ban on menthol as a flavor in cigarettes. U.S.-based industrial conglomerate GE suffered setbacks including a greater-than-expected charge related to its insurance subsidiary, removal from a major stock index, problems in some power-plant turbines, a debt rating downgrade, a dividend cut and the Securities and Exchange Commission’s expansion of its ongoing investigation. Management announced in May 2018 the merger of its transportation operations into another company and plans to spin off its health care division and divest its stake in an oil-services firm. In October, GE hired a new chief executive officer (CEO), who we believe has made some prudent initial moves to restoring investor confidence in the company. Shares of U.S.-based insurer AIG slipped in early 2018 as investors reacted negatively to the price AIG paid to acquire Validus Holdings. However, we believe the acquisition made strategic sense, as Validus gives AIG a complementary group of profitable insurance and reinsurance businesses. The stock price slipped further in October, due to larger-than-expected catastrophe-related losses.
In contrast, notable contributors to relative performance included Eli Lilly, Merck, and Sky. Shares of Eli Lilly, a U.S.-based pharmaceutical company, rose largely due to a series of strong quarterly results during 2018. U.S.-based Merck is a global research-driven pharmaceutical company with strong market positions in several areas. Investors remained upbeat about its future prospects, particularly its Keytruda oncology drug. Clinical trial results showed treating newly diagnosed lung cancer patients with a combination of Keytruda and chemotherapy reduced the risk of death by half compared with chemotherapy alone. Shares of Sky, a U.K.-based pay-television provider, rose amid a bidding war between U.S. cable and media company Comcast2 and U.S. media company Twenty-First Century Fox, which already owned 39% of Sky. Its stock rose further in September when the U.K. Takeover Panel announced Comcast had won the mandatory auction for Sky, and Twenty-First Century Fox subsequently agreed to sell its 39% stake of Sky to Comcast. The acquisition of Sky was completed in October 2018.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–1

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
For Franklin Rising Dividends, an overweighting in the materials sector, stock selection in health care and an underweighting in IT detracted from performance relative to the S&P 500® Index2. In contrast, stock selection and an underweighting in the financials sector, as well as stock selection in consumer staples, contributed to relative performance.
Key individual detractors included Albemarle, Perrigo and General Dynamics. Shares of Albemarle, a specialty chemicals producer, declined despite the company’s ongoing strong performance. Concerns about the possibility of lithium oversupply and pricing implications continued to weigh on the industry. We believe Albemarle’s long-term contracts, priced below recent lithium spot prices, and low cost position should provide insulation from spot price fluctuations. The company has increased its dividend for 24 consecutive years. Perrigo, a global health care supplier, experienced a sharp fall in its share price toward year-end on news that Irish tax authorities had filed a tax assessment against the company in relation to its tax treatment of Tysabri, a drug the company acquired. While resolution of this issue could take several years, we anticipate the new CEO will forge ahead with his plans to reshape the company’s strategy and portfolio by tilting toward consumer-oriented segments and divesting non-core assets. Perrigo has raised its dividend for 16 consecutive years. General Dynamics, an aerospace and defense company, saw its shares move lower after the company reported sequentially weaker bookings in its aerospace systems segment. The company attributed the weakness to an issue with one of its suppliers, which has since been resolved. With the launch of its G500 and G600 private jets, we expect bookings to improve over the next several quarters. In addition, we believe growth in defense spending should continue to benefit the company. The company has raised its dividend for 21 consecutive years.
Notable individual contributors included McCormick, Medtronic and Microsoft. Shares of McCormick, a manufacturer of flavor products, performed well in 2018 based on solid earnings results, with its recently acquired flavor solutions portfolio contributing significantly to growth. We believe McCormick could benefit from continued strong demand for its products, its emerging market footprint and expanded distribution for its flavor solutions products. The company has raised its dividend for 33 consecutive years. Medtronic shares rose on strong earnings reports. The company, which develops medical products, reported solid growth across most segments and geographies. Innovation and a large emerging market footprint remain key competitive strengths, in our view. Medtronic has raised its dividend for 41 consecutive years. Shares of Microsoft, a software company, rose during the year, driven by the continued successful transition to the cloud. Office 365 and Azure continued to deliver strong results, driving revenue, margin and earnings-per-share growth. In addition, Microsoft’s Windows, gaming and hardware businesses have been performing above expectations, while strict cost control measures have contributed to earnings growth. The company has raised its dividend for 15 consecutive years.
For Franklin Dynatech, stock selection and a considerable overweighting in the IT sector contributed significantly to performance relative to the Russell 1000® Growth Index3. Stock selection and an overweighting in the health care sector, as well as an underweighting and stock selection in the industrials sector, also aided relative results. Notable individual contributors to relative performance included online retailer and shopping services provider Amazon.com, enterprise cloud computing solutions provider ServiceNow and global payments technology company Mastercard. In contrast, stock selection and overweightings in the communication services, real estate and financial sectors detracted from relative performance. An underweighting in software and hardware services firm Microsoft hindered relative results, as its shares performed well during the period. Other key individual detractors included Chinese internet services company Tencent Holdings and collocation space and related service provider Equinix.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
Templeton Investment Council, LLC:	Peter Nori
Heather Waddell
Matthew Nagle
Franklin Advisers, Inc:	Rupert Johnson, Jr.
Matthew Moberg
Franklin Advisory Services, LLC:	Nicholas Getaz
Donald Taylor
Franklin Mutual Advisers, LLC:	Peter Langerman
Timothy Rankin
Christian Correa
SSGA Funds Management, Inc:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–2

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,587. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $25,161. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 9.14%
Five Years	+ 0.37%
Ten Years	+ 6.95%
Service Class Shares
One Year	- 9.37%
Five Years	+ 0.12%
Ten Years	+ 6.69%
1. The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The S&P 500® Index is a broad based measurement of changes in stockmarket conditions based on average performance of 500 widely held U.S. common stocks.
3. The Russell 1000® Growth Index measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–3

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$919.70	0.73%	$3.53
Service Class Shares	1,000.00	918.60	0.98%	4.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.72
Service Class Shares	1,000.00	1,020.30	0.98%	4.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Franklin Templeton Global Equity Managed Volatility Fund–4

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Security Type/Country	Percentage of Net Assets
Common Stock	88.74%
Argentina	0.07%
Canada	1.12%
China	0.59%
Denmark	0.62%
Finland	0.12%
France	4.22%
Germany	3.51%
Hong Kong	2.83%
Ireland	0.92%
Israel	0.75%
Italy	0.94%
Japan	3.57%
Luxembourg	0.33%
Macau	0.07%
Netherlands	2.96%
Norway	0.45%
Republic of Korea	1.73%
Singapore	0.61%
Switzerland	2.63%
Taiwan	0.53%
Thailand	0.48%
United Kingdom	6.38%
United States	53.31%
Preferred Stock	0.18%
Corporate Bonds	0.10%
Money Market Fund	7.63%
Short-Term Investments	0.11%
Total Investments	96.76%
Receivables and Other Assets Net of Liabilities	3.24%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	2.24%
Air Freight & Logistics	1.06%
Auto Components	0.34%
Automobiles	0.30%
Banks	7.13%
Beverages	1.11%
Biotechnology	2.85%
Building Products	0.89%
Capital Markets	1.14%
Chemicals	4.53%
Commercial Services & Supplies	0.55%
Sector	Percentage of Net Assets
Communications Equipment	0.55%
Construction Materials	0.60%
Consumer Finance	1.20%
Containers & Packaging	0.09%
Diversified Consumer Services	0.05%
Diversified Financial Services	0.57%
Diversified Telecommunication Services	1.52%
Electric Utilities	0.22%
Electrical Equipment	0.83%
Electronic Equipment, Instruments & Components	0.48%
Energy Equipment & Services	0.36%
Entertainment	0.00%
Equity Real Estate Investment Trusts	0.30%
Food & Staples Retailing	2.73%
Food Products	1.38%
Health Care Equipment & Supplies	5.36%
Health Care Providers & Services	0.56%
Health Care Technology	0.12%
Hotels, Restaurants & Leisure	1.10%
Household Durables	0.44%
Household Products	0.84%
Independent Power and Renewable Electricity Producers	0.06%
Industrial Conglomerates	4.17%
Insurance	2.82%
Interactive Media & Services	0.59%
Internet & Direct Marketing Retail	0.96%
Internet Software & Services	0.69%
IT Services	2.31%
Leisure Products	0.28%
Life Sciences Tools & Services	0.47%
Machinery	1.37%
Media	1.82%
Metals & Mining	0.76%
Multiline Retail	0.21%
Multi-Utilities	1.30%
Oil, Gas & Consumable Fuels	6.77%
Personal Products	0.25%
Pharmaceuticals	7.20%
Professional Services	0.10%
Real Estate Management & Development	0.55%
Semiconductors & Semiconductor Equipment	3.83%
Software	5.19%
Specialty Retail	1.76%
Technology Hardware, Storage & Peripherals	1.32%
Textiles, Apparel & Luxury Goods	0.87%
Tobacco	0.27%
Trading Companies & Distributors	0.26%
LVIP Franklin Templeton Global Equity Managed Volatility Fund–5

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Wireless Telecommunication Services	1.40%
Total	89.02%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	1.93%
Roper Technologies	1.42%
Medtronic	1.42%
Oracle	1.16%
Becton Dickinson & Co.	1.10%
Samsung Electronics	1.05%
Walgreens Boots Alliance	1.04%
United Parcel Service Class B	1.02%
BP ADR	1.01%
Stryker	1.00%
Total	12.15%

ADR–American Depositary Receipt
IT–Information Technology
LVIP Franklin Templeton Global Equity Managed Volatility Fund–6

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–88.74%
Argentina–0.07%
MercadoLibre	2,300	$ 673,555
		673,555
Canada–1.12%
Alamos Gold (New York Shares)	424,990	1,529,964
Canadian Natural Resources	48,500	1,170,224
Constellation Software	100	64,010
Crescent Point Energy	146,811	445,208
Husky Energy	386,000	3,989,496
†Shopify Class A	5,000	691,437
Wheaton Precious Metals	149,200	2,912,525
		10,802,864
China–0.59%
†Alibaba Group Holding ADR	7,900	1,082,853
†Baidu ADR	25,700	4,076,020
Guotai Junan Securities Class H	221,600	447,016
†Tencent Music Entertainment Group ADR	2,900	38,338
		5,644,227
Denmark–0.62%
Vestas Wind Systems	78,987	5,979,205
		5,979,205
Finland–0.12%
Nokia ADR	26,051	151,617
Nokia (London Stock Exchange)	169,980	986,754
		1,138,371
France–4.22%
Accor	28,481	1,211,137
AXA	203,686	4,395,930
BNP Paribas	186,460	8,420,667
Cie de Saint-Gobain	113,371	3,763,518
Cie Generale des Etablissements Michelin	30,429	2,995,034
Sanofi	95,580	8,291,549
Societe Generale	30,458	965,657
TOTAL	74,947	3,953,088
Veolia Environnement	320,301	6,559,507
		40,556,087
Germany–3.51%
BASF	17,887	1,245,894
Bayer	84,436	5,872,419
†Delivery Hero	4,103	153,181
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Deutsche Bank	40,077	$ 319,621
E.ON	600,225	5,925,010
Infineon Technologies ADR	160,316	3,203,915
LANXESS	61,961	2,848,745
Merck	51,490	5,299,994
†QIAGEN	65,865	2,250,656
Siemens ADR	112,405	6,303,672
†Siemens Healthineers	4,381	183,067
thyssenkrupp	6,860	117,841
		33,724,015
Hong Kong–2.83%
China Life Insurance Class H	2,017,000	4,265,437
China Mobile	658,000	6,367,198
China Pacific Insurance Group Class H	248,183	801,995
China Telecom Class H	12,680,000	6,496,811
CK Hutchison Holdings	580,000	5,566,962
Kunlun Energy	2,189,400	2,326,204
Tencent Holdings	33,000	1,322,651
		27,147,258
Ireland–0.92%
Bank of Ireland Group	691,711	3,847,104
CRH	190,277	5,039,829
		8,886,933
Israel–0.75%
†Check Point Software Technologies	14,998	1,539,545
Teva Pharmaceutical Industries ADR	368,132	5,676,595
		7,216,140
Italy–0.94%
CNH Industrial	82,241	743,071
Enel	320,887	1,860,260
Eni	404,537	6,390,549
		8,993,880
Japan–3.57%
IHI	62,400	1,718,598
JXTG Holdings	95,038	493,582
Keyence	1,000	505,446
Mitsui Fudosan	238,300	5,293,096
Nidec	1,500	169,720
Omron	74,800	2,711,641
Panasonic	469,300	4,215,919
†Renesas Electronics	139,201	632,241
Seven & i Holdings	157,900	6,861,561
SoftBank Group	27,800	1,820,876
Sumitomo Metal Mining	53,000	1,419,311
LVIP Franklin Templeton Global Equity Managed Volatility Fund–7

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sumitomo Mitsui Financial Group	62,900	$ 2,073,502
Suntory Beverage & Food	126,400	5,707,287
T&D Holdings	35,642	412,290
Toyo Tire & Rubber	25,064	311,602
		34,346,672
Luxembourg–0.33%
SES FDR	165,352	3,165,847
		3,165,847
Macau–0.07%
Sands China	157,300	685,987
		685,987
Netherlands–2.96%
†Adyen	792	427,869
ASML Holding (New York shares)	3,400	529,108
ING Groep	559,218	6,015,277
†InterXion Holding	8,000	433,280
Koninklijke KPN	506,316	1,478,947
Koninklijke Philips	22,400	785,333
NN Group	105,507	4,194,808
NXP Semiconductors	55,700	4,081,696
Royal Dutch Shell Class A	52,402	1,544,542
Royal Dutch Shell Class B	299,457	8,953,011
		28,443,871
Norway–0.45%
Yara International	113,154	4,362,013
		4,362,013
Republic of Korea–1.73%
Hana Financial Group	98,564	3,205,580
†KB Financial Group	79,471	3,315,277
Samsung Electronics	289,373	10,073,562
		16,594,419
Singapore–0.61%
Singapore Telecommunications	2,704,060	5,827,504
		5,827,504
Switzerland–2.63%
†Credit Suisse Group	33,947	371,098
†Dufry	7,067	672,936
†LafargeHolcim	19,028	785,258
Novartis	50,427	4,318,780
Novartis ADR	35,026	3,005,581
Roche Holding	36,155	8,975,798
Roche Holding ADR	17,900	556,332
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
†UBS Group (New York Shares)	531,342	$ 6,627,556
		25,313,339
Taiwan–0.53%
Taiwan Semiconductor Manufacturing ADR	137,400	5,071,434
		5,071,434
Thailand–0.48%
Bangkok Bank NVDR	740,300	4,620,265
		4,620,265
United Kingdom–6.38%
AstraZeneca	3,700	276,190
BAE Systems	605,007	3,538,597
Barclays	1,311,927	2,510,069
BP	144,929	916,196
BP ADR	255,019	9,670,320
British American Tobacco	44,945	1,430,106
British American Tobacco ADR	7,905	251,853
GlaxoSmithKline	111,010	2,115,631
HSBC Holdings	599,250	4,944,647
HSBC Holdings (London Shares)	98,725	814,455
Imperial Brands	6,573	199,502
Kingfisher	1,531,720	4,027,337
†Liberty Global Class C	48,600	1,003,104
Linde	61,000	9,518,440
nVent Electric	79,300	1,781,078
Pentair	76,900	2,905,282
Royal Dutch Shell Class A	19,560	575,706
RSA Insurance Group	73,828	484,515
Standard Chartered	1,161,068	9,023,423
Vodafone Group ADR	274,998	5,301,961
		61,288,412
United States–53.31%
†2U	4,200	208,824
Abbott Laboratories	93,840	6,787,447
AbbVie	30,900	2,848,671
†ABIOMED	1,500	487,560
Accenture Class A	60,600	8,545,206
Activision Blizzard	11,200	521,584
†Adobe Systems	8,400	1,900,416
Aflac	80,200	3,653,912
Air Products & Chemicals	52,100	8,338,605
Albemarle	121,190	9,340,113
†Align Technology	1,000	209,430
Alleghany	380	236,862
Allergan	52,910	7,071,951

LVIP Franklin Templeton Global Equity Managed Volatility Fund–8

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Ally Financial	203,308	$ 4,606,959
†Alphabet Class A	3,050	3,187,128
†Alphabet Class C	1,100	1,139,171
†Altair Engineering Class A	5,600	154,448
†Alteryx Class A	4,200	249,774
Altria Group	14,189	700,795
†Amazon.com	3,900	5,857,683
American International Group	29,086	1,146,279
American Tower	7,100	1,123,149
Amgen	32,870	6,398,803
Amphenol Class A	11,500	931,730
Anadarko Petroleum	11,309	495,787
Analog Devices	106,518	9,142,440
†Anaplan	1,600	42,464
†ANSYS	3,300	471,702
Apache	56,520	1,483,650
†Apergy	38,200	1,034,456
Apple	7,000	1,104,180
†Aspen Technology	8,600	706,748
AT&T	26,347	751,943
†Atlassian Class A	7,000	622,860
†Autodesk	6,400	823,104
Baker Hughes	44,128	948,752
Becton Dickinson & Co.	47,010	10,592,293
†Blackline	4,300	176,085
Boeing	5,600	1,806,000
†Booking Holdings	350	602,847
†Bright Horizons Family Solutions	4,200	468,090
Bunge	63,300	3,382,752
†Cadence Design Systems	4,300	186,964
Capital One Financial	90,034	6,805,670
†Cargurus	5,000	168,650
Carlisle	40,930	4,114,284
†Celgene	69,230	4,436,951
Charles Schwab	7,500	311,475
†Charter Communications Class A	4,692	1,337,079
Chevron	24,200	2,632,718
Chubb	31,880	4,118,258
Cintas	23,200	3,897,368
Cisco Systems	27,559	1,194,131
CIT Group	23,434	896,819
Citigroup	148,421	7,726,797
Citizens Financial Group	55,001	1,635,180
CME Group	1,000	188,120
Cognizant Technology Solutions Class A	19,068	1,210,437
Colgate-Palmolive	64,000	3,809,280
Comcast Class A	197,110	6,711,595
†CommScope Holding	183,800	3,012,482
†CoStar Group	2,200	742,148
†Coty Class A	361,500	2,371,440
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Coupa Software	1,600	$ 100,576
CVS Health	58,831	3,854,607
Danaher	7,400	763,088
DENTSPLY SIRONA	36,400	1,354,444
†DISH Network Class A	20,443	510,462
†DocuSign	9,100	364,728
Donaldson	43,907	1,905,125
Dover	70,000	4,966,500
†Dropbox Class A	2,000	40,860
Eastman Chemical	34,820	2,545,690
Ecolab	23,300	3,433,255
†Edwards Lifesciences	5,200	796,484
†Elanco Animal Health	17,500	551,775
†Elastic	3,300	235,884
†Electronic Arts	8,200	647,062
Eli Lilly & Co.	47,173	5,458,860
EOG Resources	46,500	4,055,265
Equinix	1,600	564,096
Erie Indemnity Class A	10,700	1,426,417
†Etsy	10,000	475,700
Exxon Mobil	117,600	8,019,144
†Facebook Class A	3,700	485,033
FedEx	2,200	354,926
First Horizon National	26,295	346,042
†Fiserv	8,400	617,316
Fortive	13,400	906,644
Gap	71,420	1,839,779
General Dynamics	36,500	5,738,165
General Electric	98,800	747,916
General Motors	32,728	1,094,752
†Genomic Health	3,800	244,758
Gilead Sciences	87,550	5,476,252
†GoDaddy Class A	7,500	492,150
†Green Dot Class A	700	55,664
†GrubHub	3,000	230,430
†Guardant Health	3,000	112,770
†Guidewire Software	7,600	609,748
Hartford Financial Services Group	32,773	1,456,760
HEICO	12,000	929,760
Hewlett Packard Enterprise	60,639	801,041
†Homology Medicines	100	2,236
Honeywell International	72,600	9,591,912
†HubSpot	5,500	691,515
†I3 Verticals Class A	4,500	108,450
†IDEXX Laboratories	6,800	1,264,936
†Illumina	3,700	1,109,741
†Inspire Medical Systems	4,500	190,125
Intel	17,100	802,503
Intercontinental Exchange	13,500	1,016,955
International Paper	22,055	890,140
Intuit	4,700	925,195
†Intuitive Surgical	2,140	1,024,889

LVIP Franklin Templeton Global Equity Managed Volatility Fund–9

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†iRhythm Technologies	4,500	$ 312,660
John Wiley & Sons Class A	21,800	1,023,946
Johnson & Johnson	48,200	6,220,210
Johnson Controls International	153,157	4,541,105
JPMorgan Chase & Co.	13,055	1,274,429
Kellogg	82,300	4,691,923
Kinder Morgan	97,053	1,492,675
KLA-Tencor	2,300	205,827
†Knowles	32,730	435,636
Kroger	193,900	5,332,250
Lam Research	5,800	789,786
†Liberty Broadband Class A	4,600	330,326
LyondellBasell Industries Class A	22,000	1,829,520
Marathon Oil	31,708	454,693
Mastercard Class A	16,700	3,150,455
Match Group	7,800	333,606
†Mattel	267,600	2,673,324
Matthews International Class A	34,000	1,381,080
McCormick & Co Non-Voting Shares	37,100	5,165,804
McDonald's	30,400	5,398,128
Medtronic	149,851	13,630,447
Merck & Co.	24,760	1,891,912
MetLife	11,195	459,667
Microsoft	182,900	18,577,153
†MongoDB	6,500	544,310
Monolithic Power Systems	5,500	639,375
Moody's	4,700	658,188
MSCI	6,500	958,295
Nasdaq	400	32,628
†Netflix	4,000	1,070,640
†Neurocrine Biosciences	4,500	321,345
†Neuronetics	2,700	52,245
†New Relic	300	24,291
NIKE Class B	67,500	5,004,450
Nucor	25,300	1,310,793
NVIDIA	6,500	867,750
Occidental Petroleum	74,400	4,566,672
†Okta	600	38,280
Oracle	247,210	11,161,531
†PayPal Holdings	10,000	840,900
PepsiCo	45,300	5,004,744
Perrigo	28,700	1,112,125
Pfizer	49,500	2,160,675
†PG&E	10,490	249,138
†Plains GP Holdings L.P. Class A	32,731	657,893
†Pluralsight Class A	7,200	169,560
Procter & Gamble	45,500	4,182,360
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†PTC	200	$ 16,580
†Q2 Holdings	6,900	341,895
Raytheon	27,000	4,140,450
†RealPage	800	38,552
†Red Hat	2,750	483,010
†REGENXBIO	500	20,975
†Resideo Technologies	11,916	244,874
ResMed	1,000	113,870
Roper Technologies	51,200	13,645,824
Ross Stores	69,700	5,799,040
†salesforce.com	16,400	2,246,308
†Sarepta Therapeutics	3,500	381,955
†SBA Communications	6,900	1,117,041
Schlumberger	40,700	1,468,456
†ServiceNow	10,300	1,833,915
Shire	129,108	7,512,482
†Smartsheet Class A	1,700	42,262
†Splunk	4,000	419,400
†Square Class A	9,800	549,682
Stryker	61,500	9,640,125
Symantec	55,585	1,050,279
†Synopsys	200	16,848
Tapestry	99,100	3,344,625
Target	30,900	2,042,181
†Tesla	300	99,840
Texas Instruments	97,050	9,171,225
Thermo Fisher Scientific	3,400	760,886
Tiffany & Co.	57,200	4,605,172
TransUnion	4,000	227,200
†Twilio Class A	200	17,860
†Tyler Technologies	1,800	334,476
†Ultimate Software Group	1,400	342,818
United Parcel Service Class B	100,000	9,753,000
United Technologies	49,600	5,281,408
UnitedHealth Group	5,900	1,469,808
†Upwork	500	9,055
†Veeva Systems Class A	10,600	946,792
Versum Materials	23,500	651,420
Visa Class A	37,710	4,975,457
†Vistra Energy	23,600	540,204
VMware Class A	200	27,426
Voya Financial	135,637	5,444,469
Walgreens Boots Alliance	145,852	9,966,067
Walmart	43,300	4,033,395
Walt Disney	23,029	2,525,130
†Waters	1,800	339,570
Wells Fargo & Co.	150,989	6,957,573
West Pharmaceutical Services	36,600	3,587,898
Western Digital	21,400	791,158
Williams	36,742	810,161
†Workday Class A	8,300	1,325,344
WW Grainger	8,900	2,513,004

LVIP Franklin Templeton Global Equity Managed Volatility Fund–10

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Xilinx	12,500	$ 1,064,625
Yum Brands	35,130	3,229,150
†Zendesk	7,800	455,286
†Zscaler	3,100	121,551
		512,152,831
Total Common Stock (Cost $792,892,247)		852,635,129
PREFERRED STOCK–0.18%
Germany–0.18%
Volkswagen 2.71%	10,669	1,701,230
Total Preferred Stock (Cost $1,473,909)		1,701,230

	Principal Amount°
CORPORATE BONDS–0.10%
Telecommunications–0.10%
Frontier Communications
10.50% 9/15/22	930,000	651,000
11.00% 9/15/25	476,000	298,666
Total Corporate Bonds (Cost $1,249,315)		949,666

	Number of Shares	Value(U.S. $)
MONEY MARKET FUND–7.63%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	73,342,203	$ 73,342,203
Total Money Market Fund (Cost $73,342,203)		73,342,203

	Principal Amount°
SHORT-TERM INVESTMENTS–0.11%
≠U.S. TREASURY OBLIGATIONS–0.11%
U.S. Treasury Bills
2.32% 1/2/19	500,000	500,000
2.34% 2/14/19	500,000	498,573
		998,573
Total Short-Term Investments (Cost $998,544)		998,573

TOTAL INVESTMENTS–96.76% (Cost $869,956,218)	929,626,801
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.24%	31,122,785
NET ASSETS APPLICABLE TO 29,849,287 SHARES OUTSTANDING–100.00%	$960,749,586
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($78,652,959 / 2,444,180 Shares)	$32.180
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($882,096,627 / 27,405,107 Shares)	$32.187
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$895,301,759
Distributable earnings/(accumulated loss)	65,447,827
TOTAL NET ASSETS	$960,749,586

Δ Securities have been classified by country of origin.
† Non-income producing.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
≠ The rate shown is the effective yield at the time of purchase.
★	Includes $35,705,108 cash collateral held at broker for futures contracts, $4,552,331 payable for securities purchased, $335,927 payable for fund shares redeemed, $104,508 other accrued expenses payable and $748,981 due to manager and affiliates, $3,483,430 variation margin due to broker on futures contracts as of December 31, 2018.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–11

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2018:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	EUR	(13,683,238)	USD	15,754,709	1/14/19	$ 58,697	$ (565)
BOA	EUR	262,708	USD	(299,937)	1/14/19	1,425	—
BOA	GBP	(3,320,334)	USD	4,267,615	1/16/19	33,987	(1,981)
BOA	GBP	91,613	USD	(116,118)	1/16/19	749	—
HSBC	CHF	9,497	USD	(9,603)	1/14/19	73	—
HSBC	EUR	(174,297)	USD	198,866	1/14/19	98	(1,175)
HSBC	EUR	258,161	USD	(294,783)	1/14/19	1,363	—
HSBC	GBP	(37,821)	USD	48,588	1/16/19	341	—
HSBC	GBP	124,950	USD	(159,635)	1/16/19	275	(516)
HSBC	JPY	3,535,438	USD	(31,991)	2/19/19	390	—
HSBC	KRW	(1,958,114,720)	USD	1,748,879	1/18/19	—	(10,285)
HSBC	KRW	208,980,470	USD	(185,228)	1/18/19	2,520	—
UBS	CHF	(432,927)	USD	434,644	1/14/19	—	(6,406)
UBS	CHF	59,475	USD	(60,124)	1/14/19	468	—
UBS	EUR	64,188	USD	(73,311)	1/14/19	322	—
UBS	GBP	6,719	USD	(8,491)	1/16/19	80	—
UBS	JPY	(51,734,363)	USD	460,742	2/19/19	—	(13,085)
UBS	JPY	2,216,413	USD	(20,107)	2/19/19	192	—
Total Foreign Currency Exchange Contracts						$100,980	$(34,013)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(818)	British Pound	$ (65,388,875)	$ (64,877,616)	3/18/19	$ —	$ (511,259)
(751)	Euro	(108,167,469)	(107,754,890)	3/18/19	—	(412,579)
(685)	Japanese Yen	(78,526,687)	(76,571,094)	3/18/19	—	(1,955,593)
					—	(2,879,431)
Equity Contracts:
(2,219)	E-mini S&P 500 Index	(277,951,940)	(280,065,701)	3/15/19	2,113,761	—
(371)	E-mini S&P MidCap 400 Index	(61,667,620)	(63,167,241)	3/15/19	1,499,621	—
(3,159)	Euro STOXX 50 Index	(107,641,646)	(109,300,016)	3/15/19	1,658,370	—
(775)	FTSE 100 Index	(65,778,590)	(66,234,326)	3/15/19	455,736	—
(440)	Nikkei 225 Index (OSE)	(80,288,295)	(83,343,544)	3/7/19	3,055,249	—
					8,782,737	—
Total Futures Contracts					$8,782,737	$(2,879,431)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
BOA–Bank of America
CHF–Swiss Franc
EUR–Euro
FDR–Fiduciary Depositary Receipt
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
HSBC–Hong Kong and Shanghai Banking Corporation
LVIP Franklin Templeton Global Equity Managed Volatility Fund–12

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
JPY–Japanese Yen
KRW–South Korean Won
NVDR–Non-Voting Depository Receipt
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
UBS–Union Bank of Switzerland
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–13

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 22,010,277
Interest	592,387
Foreign Taxes Withheld	(1,025,565)
21,577,099
EXPENSES:
Management fees	6,606,402
Distribution fees-Service Class	2,342,566
Shareholder servicing fees	297,559
Accounting and administration expenses	251,158
Custodian fees	109,760
Reports and statements to shareholders	98,461
Professional fees	76,397
Trustees’ fees and expenses	33,083
Pricing fees	19,100
Consulting fees	4,297
Other	6,907
Total operating expenses	9,845,690
NET INVESTMENT INCOME	11,731,409
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	82,387,620
Foreign currencies	(597,722)
Foreign currency exchange contracts	1,056,877
Futures contracts	(9,953,566)
Net realized gain	72,893,209
Net change in unrealized appreciation (depreciation) of:
Investments	(188,242,265)
Foreign currencies	32,588
Foreign currency exchange contracts	479,358
Futures contracts	5,228,558
Net change in unrealized appreciation (depreciation)	(182,501,761)
NET REALIZED AND UNREALIZED LOSS	(109,608,552)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (97,877,143)
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,731,409	$ 10,630,185
Net realized gain	72,893,209	36,299,188
Net change in unrealized appreciation (depreciation)	(182,501,761)	131,268,059
Net increase (decrease) in net assets resulting from operations	(97,877,143)	178,197,432
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(1,220,868)	(1,194,574)
Service Class	(11,303,798)	(9,700,279)
	(12,524,666)	(10,894,853)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,346,594	4,243,844
Service Class	140,081,461	80,674,287
Reinvestment of dividends and distributions:
Standard Class	1,220,868	1,194,574
Service Class	11,303,798	9,700,279
	156,952,721	95,812,984
Cost of shares redeemed:
Standard Class	(10,038,941)	(11,836,653)
Service Class	(82,246,437)	(116,175,970)
	(92,285,378)	(128,012,623)
Increase (decrease) in net assets derived from capital share transactions	64,667,343	(32,199,639)
NET INCREASE (DECREASE) IN NET ASSETS	(45,734,466)	135,102,940
NET ASSETS:
Beginning of year	1,006,484,052	871,381,112
End of year	$ 960,749,586	$1,006,484,052
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,194,574)
Service Class		(9,700,279)
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–14

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1,2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 35.974	$ 30.020	$ 29.762	$ 32.846	$ 34.021
Income (loss) from investment operations:
Net investment income[3]	0.491	0.455	0.433	0.466	0.650
Net realized and unrealized gain (loss)	(3.779)	5.968	0.289	(3.100)	(1.322)
Total from investment operations	(3.288)	6.423	0.722	(2.634)	(0.672)
Less dividends and distributions from:
Net investment income	(0.506)	(0.469)	(0.464)	(0.450)	(0.503)
Total dividends and distributions	(0.506)	(0.469)	(0.464)	(0.450)	(0.503)
Net asset value, end of period	$ 32.180	$ 35.974	$ 30.020	$ 29.762	$ 32.846
Total return[4]	(9.14%)	21.41%	2.42%	(8.02%)	(1.99%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 78,653	$ 92,307	$82,911	$ 86,144	$ 99,743
Ratio of expenses to average net assets	0.73%	0.72%	0.73%	0.74%	0.75%
Ratio of net investment income to average net assets	1.37%	1.36%	1.49%	1.43%	1.89%
Portfolio turnover	30%	17%	58%	11%	11%

[1]	Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–15

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1,2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 35.975	$ 30.027	$ 29.773	$ 32.853	$ 34.024
Income (loss) from investment operations:
Net investment income[3]	0.401	0.372	0.360	0.383	0.563
Net realized and unrealized gain (loss)	(3.770)	5.961	0.285	(3.093)	(1.319)
Total from investment operations	(3.369)	6.333	0.645	(2.710)	(0.756)
Less dividends and distributions from:
Net investment income	(0.419)	(0.385)	(0.391)	(0.370)	(0.415)
Total dividends and distributions	(0.419)	(0.385)	(0.391)	(0.370)	(0.415)
Net asset value, end of period	$ 32.187	$ 35.975	$ 30.027	$ 29.773	$ 32.853
Total return[4]	(9.37%)	21.10%	2.16%	(8.25%)	(2.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$882,097	$914,177	$788,470	$748,619	$651,816
Ratio of expenses to average net assets	0.98%	0.97%	0.98%	0.99%	1.00%
Ratio of net investment income to average net assets	1.12%	1.11%	1.24%	1.18%	1.64%
Portfolio turnover	30%	17%	58%	11%	11%

[1]	Effective February 8, 2016, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC are responsible for the day-to-day management of a portion of the Fund’s investment portfolio.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–16

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation..
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–17

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,002 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.65% of the next $300 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   The management fee is calculated daily and paid monthly.
Templeton Investment Counsel, LLC, Franklin Advisers, Inc., Franklin Advisory Services, LLC, and Franklin Mutual Advisers, LLC (the “Sub-Advisers”) are each responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisers a fee based on their respective managed portion of the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$58,217
Legal	11,498
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $83,702 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP Franklin Templeton Global Equity Managed Volatility Fund–18

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$533,715
Distribution fees payable to LFD	189,370
Printing and mailing fees payable to Lincoln Life	1,947
Shareholder servicing fees payable to Lincoln Life	23,949
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$317,920,901
Sales	277,149,345
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$873,623,721
Aggregate unrealized appreciation of investments and derivatives	$144,551,690
Aggregate unrealized depreciation of investments and derivatives	(85,493,800)
Net unrealized appreciation of investments and derivatives	$ 59,057,890
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Franklin Templeton Global Equity Managed Volatility Fund–19

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 673,555	$ —	$—	$ 673,555
Canada	10,802,864	—	—	10,802,864
China	5,197,211	447,016	—	5,644,227
Denmark	—	5,979,205	—	5,979,205
Finland	151,617	986,754	—	1,138,371
France	—	40,556,087	—	40,556,087
Germany	9,507,587	24,216,428	—	33,724,015
Hong Kong	—	27,147,258	—	27,147,258
Ireland	—	8,886,933	—	8,886,933
Israel	7,216,140	—	—	7,216,140
Italy	—	8,993,880	—	8,993,880
Japan	—	34,346,672	—	34,346,672
Luxembourg	—	3,165,847	—	3,165,847
Macau	—	685,987	—	685,987
Netherlands	5,044,084	23,399,787	—	28,443,871
Norway	—	4,362,013	—	4,362,013
Republic of Korea	—	16,594,419	—	16,594,419
Singapore	—	5,827,504	—	5,827,504
Switzerland	3,561,913	21,751,426	—	25,313,339
Taiwan	5,071,434	—	—	5,071,434
Thailand	—	4,620,265	—	4,620,265
United Kingdom	30,432,038	30,856,374	—	61,288,412
United States	504,640,349	7,512,482	—	512,152,831
Preferred Stock	—	1,701,230	—	1,701,230
Corporate Bonds	—	949,666	—	949,666
Money Market Fund	73,342,203	—	—	73,342,203
Short-Term Investment	—	998,573	—	998,573
Total Investments	$655,640,995	$273,985,806	$—	$929,626,801
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$100,980	$—	$ 100,980
Futures Contracts	$ 8,782,737	$ —	$—	$ 8,782,737
Liabilities:
Foreign Currency Exchange Contracts	$ —	$ (34,013)	$—	$ (34,013)
Futures Contracts	$(2,879,431)	$ —	$—	$(2,879,431)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and mark-to-market on forward contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$12,524,666	$10,894,853
LVIP Franklin Templeton Global Equity Managed Volatility Fund–20

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 364,944
Undistributed long-term capital gains	5,978,723
Net unrealized appreciation	59,104,160
Distributable earnings/(accumulated loss)	$65,447,827
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
In 2018, the Fund utilized $67,668,613 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	120,929	126,778
Service Class	3,930,486	2,407,272
Shares reinvested:
Standard Class	37,856	33,344
Service Class	350,176	271,218
	4,439,447	2,838,612
Shares redeemed:
Standard Class	(280,544)	(356,049)
Service Class	(2,286,709)	(3,525,644)
	(2,567,253)	(3,881,693)
Net increase (decrease)	1,872,194	(1,043,081)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   At December 31, 2018, the Fund received securities with a value of $160,000 as collateral for foreign currency exchange contracts.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–21

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuation in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 100,980	Receivables and other assets net of liabilities	$ (34,013)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	8,782,737	Receivables and other assets net of liabilities	—
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(2,879,431)
Total		$8,883,717		$(2,913,444)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 1,056,877	$ 479,358
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(22,414,888)	8,388,097
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	12,461,322	(3,159,539)
Total		$ (8,896,689)	$ 5,707,916
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$2,686,914	$24,318,078
Futures contracts (average notional value)	36,476,415	209,423,755
LVIP Franklin Templeton Global Equity Managed Volatility Fund–22

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ 94,858	$ (2,546)	$ 92,312
Hong Kong Shanghai Bank	5,060	(11,976)	(6,916)
UBS AG	1,062	(19,491)	(18,429)
Total	$100,980	$(34,013)	$ 66,967

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ 92,312	$—	$—	$—	$—	$ 92,312
Hong Kong Shanghai Bank	(6,916)	—	—	—	—	(6,916)
UBS AG	(18,429)	—	—	—	—	(18,429)
Total	$ 66,967	$—	$—	$—	$—	$ 66,967

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–23

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Franklin Templeton Global Equity Managed Volatility Fund–25

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–26

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee for the Fund was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Templeton Investment Counsel, LLC, Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC, (together, the “Franklin Templeton Advisers”) each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Franklin Templeton Advisers under each of the subadvisory agreements. The Board reviewed the services provided, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Franklin Templeton Advisers. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the sub-advisers manage the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the Fund. In its review, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar World Large Stock category and the MSCI World Net Return USD Index. The Board considered that Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC were added as additional sub-advisers to the Fund effective February 2016 for increased diversification. The Board also considered LIAC’s statement that underperformance was in large part due to the sub-advisers’ value bias being out of favor, and that certain of the Fund’s underlying strategies performed in-line with value benchmarks. The Board noted LIAC’s view that it continues to believe that the Fund has the potential to achieve its performance objectives over a full market cycle. The Board concluded that the services provided by the Franklin Templeton Advisers were satisfactory.
Subadvisory Fee. The Board considered the subadvisory fee schedules, three of which contain breakpoints, and noted the Franklin Templeton Advisers’ statement that they do not provide subadvisory services to any funds with an investment strategy similar to the Fund’s. The Board considered that LIAC compensates the Franklin Templeton Advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the Franklin Templeton Advisers, which are unaffiliated. The Board concluded that the subadvisory fees were reasonable.
Profitability, Economies of Scale and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules, three of which contain breakpoints, were negotiated between LIAC and the respective Franklin Templeton Advisers, which are unaffiliated with LIAC, and that LIAC compensates the Franklin Templeton Advisers from its fees. The Board reviewed materials provided by the Franklin Templeton Advisers as to any additional benefits they receive and noted their statement that they may receive reputational benefits from their association with the complex, and considered that the Franklin Templeton Advisers may receive research and services from brokerage commissions by the Fund that may be shared with advisory affiliates.
Risk-Management Sleeve
LVIP Franklin Templeton Global Equity Managed Volatility Fund–27

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Franklin Templeton Global Equity Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Franklin Templeton Global Equity Managed Volatility Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Global Equity Managed Volatility Fund–32

LVIP Franklin Templeton Multi-Asset Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Franklin Templeton Multi-Asset Opportunities Fund

LVIP Franklin Templeton Multi-Asset Opportunities Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Franklin Advisers, Inc.
The Fund returned (3.61)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Franklin Multi-Asset Opportunities Composite1, returned (3.56)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 0.01%.
The global economy expanded during the 12 months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by higher crude oil prices, upbeat economic data, easing trade tensions and encouraging corporate earnings reports. However, various factors weighed on global markets during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, and major central banks’ rising interest-rate path and unwinding of monetary stimulus measures. Markets were further pressured by U.S. trade disputes with its allies and China, and their potential impact on global growth and corporate earnings. In this environment, global stocks declined for the 12 months ended December 31, 2018, with the most significant drawdown in U.S. equities transpiring in the final weeks of the year.
The Fund performed better than its blended benchmark during the calendar year. The Fund’s equity positioning benefited relative returns for the 12-month period. The Fund held a structural equity overweight, which was decreased midway through the year, as well as beneficial exposure to growth-oriented U.S. stock funds. Fixed income was a net underweight relative to its benchmark and was a detractor from relative performance.
The Fund’s U.S. equity allocation was higher than the equity benchmark index, supporting relative results. Our analysis in 2018 indicated to us that key measures of U.S. business cycle health remained supportive of a continued period of sustained growth. The Fund held two growth-oriented equity funds, Franklin Growth Fund (the largest equity fund position) and Franklin Growth Opportunities Fund. Both underlying U.S. funds strengthened relative performance amid robust corporate earnings, high business and consumer confidence, multi-decade low unemployment, and strength in other economic indicators for most of 2018. In contrast, exposure to smaller U.S. stocks through Franklin Small Cap Value VIP Fund hindered returns. Although the Fund’s value and smaller market cap focus were both out of favor for the 12-month period, we believe this equity market segment offered attractive valuations and diversification benefits.
Within the non-U.S. equity space, Franklin Mutual Global Discovery Fund supported relative returns when compared to its international equity benchmark. The Fund’s value orientation served as a headwind during the risk-on environments for much of the year, but it proved beneficial when pessimism and volatility pervaded markets, particularly in the last quarter of 2018.
The Fund’s fixed income components comprised iShares Core U.S. Aggregate Bond ETF, Franklin Total Return Fund and iShares Intermediate-Term Corporate Bond ETF. While the aggregate bond
ETF was a modest contributor and the corporate bond ETF a modest detractor, Franklin Total Return Fund drove relative underperformance for the time period. Franklin Total Return Fund was overweight the high-yield and investment-grade corporate credit sectors, which experienced negative performance amid widening spreads. The underlying bond fund’s positioning within securitized debt and an underweight allocation to U.S. Treasuries also detracted from relative returns.
Portfolio Managers:
Franklin Advisers, Inc.:	Thomas Nelson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Asset Opportunities Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,636 for the Standard Class shares and to $10,513 for the Service Class shares. For comparison, look at how the Franklin Multi-Asset Opportunities Composite and Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $12,292 and $11,028, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–1

LVIP Franklin Templeton Multi-Asset Opportunities Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 3.61%
Inception (5/1/14)	+ 1.33%
Service Class Shares
One Year	- 3.85%
Inception (5/1/14)	+ 1.08%
1. The Franklin Multi-Asset Opportunities Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation(LIAC), the Fund’s advisor. The Franklin Multi-Asset Opportunities Composite is constructed as follows: 40% S&P 500® Index3, 15% MSCI EAFE Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of morethan 8,500 publicly issued investmentgrade(Baa3/BBB-or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million paramount outstanding.
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–2

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$953.60	0.42%	$2.07
Service Class Shares	1,000.00	952.50	0.67%	3.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.42%	$2.14
Service Class Shares	1,000.00	1,021.80	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–3

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.98%
Equity Funds	40.76%
Fixed Income Funds	44.35%
Global Equity Fund	11.19%
International Equity Fund	1.87%
Money Market Fund	1.81%
Total Investments	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%
LVIP Franklin Templeton Multi-Asset Opportunities Fund–4

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.98%
Equity Funds–40.76%
✧Franklin Growth Fund	31,364	$ 2,822,794
✧Franklin Strategic Series– Franklin Growth Opportunities Fund	45,082	1,570,662
✢Franklin Templeton Variable Insurance Products Trust-
Franklin Rising Dividends VIP Fund	101,400	2,611,044
Franklin Small Cap Value VIP Fund	94,137	1,425,236
iShares Core S&P 500 ETF	4,830	1,215,276
		9,645,012
Fixed Income Funds–44.35%
✧Franklin Total Return Fund	419,366	3,946,237
iShares Core U.S. Aggregate Bond ETF	52,465	5,586,998
iShares Intermediate-Term Corporate Bond ETF	18,350	961,907
		10,495,142
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–11.19%
✧Franklin Mutual Global Discovery Fund	98,562	$ 2,647,377
		2,647,377
International Equity Fund–1.87%
iShares Core MSCI EAFE ETF	8,065	443,575
		443,575
Money Market Fund–1.81%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	428,239	428,239
		428,239
Total Investment Companies (Cost $24,802,856)		23,659,345
TOTAL INVESTMENTS–99.98% (Cost $24,802,856)	23,659,345
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	5,058
NET ASSETS APPLICABLE TO 2,434,216 SHARES OUTSTANDING–100.00%	$23,664,403
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND STANDARD CLASS ($1,095,638 / 112,678 Shares)	$9.724
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND SERVICE CLASS ($22,568,765 / 2,321,538 Shares)	$9.721
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$24,391,157
Distributable earnings/(accumulated loss)	(726,754)
TOTAL NET ASSETS	$23,664,403

✧ Class R-6 shares.
✢ Class 1 shares.
★	Includes $198,169 payable for securities purchased, $1,128 payable for fund shares redeemed, $228 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $18,252 other accrued expenses payable and $11,622 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–5

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 460,656
Interest	158
460,814
EXPENSES:
Management fees	164,457
Distribution fees-Service Class	51,986
Professional fees	32,201
Shareholder servicing fees	6,359
Reports and statements to shareholders	5,336
Accounting and administration expenses	5,311
Consulting fees	1,764
Trustees’ fees and expenses	615
Custodian fees	86
Pricing fees	8
Other	305
268,428
Less:
Management fees waived	(94,288)
Expenses reimbursed	(30,058)
Total operating expenses	144,082
NET INVESTMENT INCOME	316,732
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(25,104)
Distributions from unaffiliated investments	722,547
Foreign currencies	1
Net realized gain	697,444
Net change in unrealized appreciation (depreciation) of:
Investments	(2,006,900)
Foreign currencies	(60)
Net change in unrealized appreciation (depreciation)	(2,006,960)
NET REALIZED AND UNREALIZED LOSS	(1,309,516)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (992,784)
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 316,732	$ 287,009
Net realized gain	697,444	349,939
Net change in unrealized appreciation (depreciation)	(2,006,960)	881,841
Net increase (decrease) in net assets resulting from operations	(992,784)	1,518,789
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(18,179)	(18,987)
Service Class	(317,286)	(259,858)
Return of capital:
Standard Class	—	(6,979)
Service Class	—	(112,084)
	(335,465)	(397,908)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	20,287	39,261
Service Class	7,032,142	6,787,216
Reinvestment of dividends and distributions:
Standard Class	18,179	25,966
Service Class	317,286	371,942
	7,387,894	7,224,385
Cost of shares redeemed:
Standard Class	(2,268)	(70,152)
Service Class	(1,473,760)	(1,437,859)
	(1,476,028)	(1,508,011)
Increase in net assets derived from capital share transactions	5,911,866	5,716,374
NET INCREASE IN NET ASSETS	4,583,617	6,837,255
NET ASSETS:
Beginning of year	19,080,786	12,243,531
End of year	$23,664,403	$19,080,786
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (18,987)
Service Class		(259,858)
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–6

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
			Year Ended		5/1/14 to
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14 *
Net asset value, beginning of period	$ 10.258	$ 9.483	$ 9.487	$ 9.938	$ 10.000
Income (loss) from investment operations:
Net investment income[1]	0.174	0.210	0.133	0.161	0.165
Net realized and unrealized gain (loss)	(0.544)	0.808	(0.012)	(0.429)	(0.053)
Total from investment operations	(0.370)	1.018	0.121	(0.268)	0.112
Less dividends and distributions from:
Net investment income	(0.164)	(0.179)	(0.101)	(0.120)	(0.174)
Net realized gain	—	—	(0.024)	(0.063)	—
Return of capital	—	(0.064)	—	—	—
Total dividends and distributions	(0.164)	(0.243)	(0.125)	(0.183)	(0.174)
Net asset value, end of period	$ 9.724	$ 10.258	$ 9.483	$ 9.487	$ 9.938
Total return[2]	(3.61%)	10.74%	1.34%	(2.76%)	1.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,096	$ 1,119	$ 1,040	$ 1,015	$ 1,054
Ratio of expenses to average net assets[3]	0.42%	0.42%	0.57%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.99%	1.01%	1.46%	1.46%	1.33%
Ratio of net investment income to average net assets	1.68%	2.10%	1.42%	1.61%	2.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.11%	1.51%	0.53%	0.72%	1.68%
Portfolio turnover	11%	56%	98%	55%	25%

*	Date of commencement of operations.
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–7

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
			Year Ended		5/1/14 to
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14 *
Net asset value, beginning of period	$ 10.258	$ 9.483	$ 9.488	$ 9.938	$ 10.000
Income (loss) from investment operations:
Net investment income[1]	0.148	0.186	0.109	0.136	0.148
Net realized and unrealized gain (loss)	(0.544)	0.807	(0.012)	(0.428)	(0.053)
Total from investment operations	(0.396)	0.993	0.097	(0.292)	0.095
Less dividends and distributions from:
Net investment income	(0.141)	(0.154)	(0.078)	(0.095)	(0.157)
Net realized gain	—	—	(0.024)	(0.063)	—
Return of capital	—	(0.064)	—	—	—
Total dividends and distributions	(0.141)	(0.218)	(0.102)	(0.158)	(0.157)
Net asset value, end of period	$ 9.721	$ 10.258	$ 9.483	$ 9.488	$ 9.938
Total return[2]	(3.85%)	10.47%	1.09%	(3.00%)	0.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 22,569	$ 17,962	$11,204	$ 10,913	$ 9,676
Ratio of expenses to average net assets[3]	0.67%	0.67%	0.82%	0.82%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	1.24%	1.26%	1.71%	1.71%	1.58%
Ratio of net investment income to average net assets	1.43%	1.85%	1.17%	1.36%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.86%	1.26%	0.28%	0.47%	1.43%
Portfolio turnover	11%	56%	98%	55%	25%

*	Date of commencement of operations.
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–8

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) and mutual funds that are advised by unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Franklin Templeton Multi-Asset Opportunities Fund–9

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.43% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.42% of the Fund’s average daily net assets for the Standard Class and 0.67% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
Franklin Advisers, Inc.(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$1,124
Legal	208
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $395 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–10

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 228
Management fees payable to LIAC	6,377
Distribution fees payable to LFD	4,747
Printing and mailing fees payable to Lincoln Life	(80)
Shareholder servicing fees payable to Lincoln Life	578
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
At December 31, 2018, Lincoln Life directly owned 44.48% of the Fund.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$8,590,642
Sales	2,437,828
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$24,856,532
Aggregate unrealized appreciation of investments	$ 224,663
Aggregate unrealized depreciation of investments	(1,421,850)
Net unrealized depreciation of investments	$ (1,197,187)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$23,659,345	$—	$—	$23,659,345
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–11

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$335,465	$278,845
Return of capital	—	119,063
Total	$335,465	$397,908
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 6,905
Undistributed long-term capital gains	463,587
Net unrealized depreciation	(1,197,246)
Distributable earnings/(accumulated loss)	$ (726,754)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2018, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2018, the Fund utilized $243,784 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	1,968	3,809
Service Class	679,694	677,927
Shares reinvested:
Standard Class	1,884	2,529
Service Class	32,900	36,231
	716,446	720,496
Shares redeemed:
Standard Class	(216)	(6,967)
Service Class	(142,172)	(144,496)
	(142,388)	(151,463)
Net increase	574,058	569,033
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–12

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2018.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had no assets and liabilities subject to offsetting provisions.
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Multi-Asset Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Franklin Templeton Multi-Asset Opportunities Fund–14

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Funds to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The
LVIP Franklin Templeton Multi-Asset Opportunities Fund–15

LVIP Franklin Templeton Multi-Asset Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the LVIP Franklin Templeton Multi-Asset Opportunities Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board reviewed the services provided by Franklin, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Franklin Multi-Asset Opportunities Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one and three year periods. The Board considered that in January 2017, the Fund’s investment strategy was changed by shifting the Fund’s asset allocation focus to a domestic balanced asset allocation fund and by removing the Fund’s hedge fund and global fixed income fund allocations. The Board considered LIAC’s view that the largest detractor from one-year performance was the underweight position to international equities. The Board concluded that the services provided by Franklin were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule and noted Franklin’s statement that the Fund is a customized multi-asset portfolio and that currently there are no comparable funds advised by Franklin. The Board noted that the subadvisory fee was currently being waived as Franklin is compensated from the management fees from the underlying funds. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party, and that Franklin was waiving its subadvisory fee. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that it may receive reputational benefits from its association with the complex and that Franklin may receive research and services from brokerage commissions generated by the Fund that may be shared with advisory affiliates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Franklin Templeton Multi-Asset Opportunities Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Franklin Templeton Multi-Asset Opportunities Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Franklin Templeton Multi-Asset Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Multi-Asset Opportunities Fund–20

LVIP Franklin Templeton Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Franklin Templeton Value Managed Volatility Fund

LVIP Franklin Templeton Value Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Value Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (6.48%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund has a large cap value orientation, and invests in underlying funds that invest in both equity and fixed income securities. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards value relative to its S&P 500 benchmark. During calendar year 2018, the Fund’s exposure to value-oriented securities generally detracted from relative returns, while the Fund’s exposure to fixed income securities generally contributed to relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Frbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Value Managed Volatility Fund–1

LVIP Franklin Templeton Value Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
LVIP Franklin Templeton Value Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Value Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,189 for the Standard Class shares and to $10,995 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $15,033. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 6.48%
Inception (1/2/14)	+ 2.27%
Service Class Shares
One Year	- 6.81%
Inception (1/2/14)	+ 1.92%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Franklin Templeton Value Managed Volatility Fund–2

LVIP Franklin Templeton Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$936.90	0.05%	$0.24
Service Class Shares	1,000.00	935.20	0.40%	1.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,025.00	0.05%	$0.26
Service Class Shares	1,000.00	1,023.20	0.40%	2.04

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Templeton Value Managed Volatility Fund–3

LVIP Franklin Templeton Value Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	9.45%
Investment Company	9.45%
Equity Fund	9.45%
Unaffiliated Investments	89.77%
Investment Companies	89.77%
Equity Funds	85.30%
Money Market Fund	4.47%
Total Investments	99.22%
Receivables and Other Assets Net of Liabilities	0.78%
Total Net Assets	100.00%
LVIP Franklin Templeton Value Managed Volatility Fund–4

LVIP Franklin Templeton Value Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–9.45%
INVESTMENT COMPANY–9.45%
Equity Fund–9.45%
*Franklin Templeton Variable Insurance Products Trust– Franklin Growth & Income VIP Fund	1,898,829	$ 28,083,676
Total Affiliated Investment (Cost $28,108,275)		28,083,676

UNAFFILIATED INVESTMENTS–89.77%
INVESTMENT COMPANIES–89.77%
Equity Funds–85.30%
*Franklin Templeton Variable Insurance Products Trust-
Franklin Income VIP Fund	5,597,801	85,422,446
Franklin Rising Dividends VIP Fund	1,077,402	27,743,093
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
*Franklin Templeton Variable Insurance Products Trust- (continued)
Mutual Shares VIP Fund	7,932,098	$ 140,477,457
		253,642,996
Money Market Fund–4.47%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	13,300,051	13,300,051
		13,300,051
Total Unaffiliated Investments (Cost $276,478,798)		266,943,047
TOTAL INVESTMENTS–99.22% (Cost $304,587,073)	295,026,723
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.78%	2,322,312
NET ASSETS APPLICABLE TO 30,866,509 SHARES OUTSTANDING–100.00%	$297,349,035

* Class I shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
38	British Pound	$ (3,037,625)	$ (3,016,794)	3/18/19	$ —	$ (20,831)
34	Euro	(4,897,062)	(4,890,242)	3/18/19	—	(6,820)
31	Japanese Yen	(3,553,763)	(3,508,501)	3/18/19	—	(45,262)
					—	(72,913)
Equity Contracts:
266	E-mini S&P 500 Index	(33,319,160)	(33,012,846)	3/15/19	—	(306,314)
51	E-mini S&P MidCap 400 Index	(8,477,220)	(8,404,038)	3/15/19	—	(73,182)
150	Euro STOXX 50 Index	(5,111,189)	(5,120,955)	3/15/19	9,766	—
36	FTSE 100 Index	(3,055,522)	(3,053,068)	3/15/19	—	(2,454)
12	Nikkei 225 Index (OSE)	(2,189,681)	(2,243,609)	3/7/19	53,928	—
					63,694	(381,950)
Total Futures Contracts					$63,694	$(454,863)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP Franklin Templeton Value Managed Volatility Fund–5

LVIP Franklin Templeton Value Managed Volatility Fund
Schedule of Investments (continued)
Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Value Managed Volatility Fund–6

LVIP Franklin Templeton Value Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Unaffiliated investments, at value	$266,943,047
Affiliated investment, at value	28,083,676
Cash collateral held at broker for futures contracts	2,845,121
Receivable for fund shares sold	143,624
Dividends and interest receivable	28,084
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	12,847
Prepaid expenses	2,139
TOTAL ASSETS	298,058,538
LIABILITIES:
Variation margin due to broker on futures contracts	382,421
Payable for securities purchased	131,697
Due to manager and affiliates	105,884
Payable for fund shares redeemed	68,532
Other accrued expenses payable	20,969
TOTAL LIABILITIES	709,503
TOTAL NET ASSETS	$297,349,035
Unaffiliated investments, at cost	$276,478,798
Affiliated investment, at cost	28,108,275
Standard Class:
Net Assets	$ 35,647
Shares Outstanding	3,702
Net Asset Value Per Share	$ 9.630[1]
Service Class:
Net Assets	$297,313,388
Shares Outstanding	30,862,816
Net Asset Value Per Share	$ 9.633
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$307,959,112
Distributable earnings/(accumulated loss)	(10,610,077)
TOTAL NET ASSETS	$297,349,035

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Value Managed Volatility Fund–7

LVIP Franklin Templeton Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 9,373,171
Dividends from affiliated investment	824,328
Interest	3,887
10,201,386
EXPENSES:
Management fees	2,134,635
Distribution fees-Service Class	1,149,284
Shareholder servicing fees	95,237
Accounting and administration expenses	53,052
Reports and statements to shareholders	36,747
Professional fees	31,861
Trustees’ fees and expenses	10,871
Consulting fees	3,895
Custodian fees	1,943
Pricing fees	201
Other	2,789
3,520,515
Less:
Management fees waived	(2,036,114)
Expenses reimbursed	(170,915)
Total operating expenses	1,313,486
NET INVESTMENT INCOME	8,887,900
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	20,823
Sale of unaffiliated investments	(786,590)
Distributions from affiliated investment	822,806
Distributions from unaffiliated investments	7,527,357
Foreign currencies	(4,606)
Futures contracts	(365,465)
Net realized gain	7,214,325
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(2,887,371)
Unaffiliated investments	(33,960,229)
Foreign currencies	1,981
Futures contracts	(574,841)
Net change in unrealized appreciation (depreciation)	(37,420,460)
NET REALIZED AND UNREALIZED LOSS	(30,206,135)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,318,235)
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,887,900	$ 8,688,723
Net realized gain	7,214,325	10,962,920
Net change in unrealized appreciation (depreciation)	(37,420,460)	12,662,154
Net increase (decrease) in net assets resulting from operations	(21,318,235)	32,313,797
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(1,231)	(1,279)
Service Class	(9,188,448)	(10,146,457)
	(9,189,679)	(10,147,736)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	362	89
Service Class	25,089,578	56,053,735
Reinvestment of dividends and distributions:
Standard Class	1,231	1,279
Service Class	9,188,448	10,146,457
	34,279,619	66,201,560
Cost of shares redeemed:
Standard Class	(587)	(103)
Service Class	(42,929,464)	(31,909,354)
	(42,930,051)	(31,909,457)
Increase (decrease) in net assets derived from capital share transactions	(8,650,432)	34,292,103
NET INCREASE (DECREASE) IN NET ASSETS	(39,158,346)	56,458,164
NET ASSETS:
Beginning of year	336,507,381	280,049,217
End of year	$297,349,035	$336,507,381
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,279)
Service Class		(10,146,457)
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Value Managed Volatility Fund–8

LVIP Franklin Templeton Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
			Year Ended		1/2/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.668	$ 9.923	$ 9.258	$ 10.315	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.329	0.324	0.273	0.356	0.292
Net realized and unrealized gain (loss)	(1.021)	0.789	0.769	(1.151)	0.179
Total from investment operations	(0.692)	1.113	1.042	(0.795)	0.471
Less dividends and distributions from:
Net investment income	(0.346)	(0.368)	(0.249)	(0.262)	(0.156)
Net realized gain	—	—	(0.128)	—	—
Total dividends and distributions	(0.346)	(0.368)	(0.377)	(0.262)	(0.156)
Net asset value, end of period	$ 9.630	$ 10.668	$ 9.923	$ 9.258	$ 10.315
Total return[4]	(6.48%)	11.20%	11.35%	(7.72%)	4.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 36	$ 38	$ 34	$ 31	$ 30
Ratio of expenses to average net assets[5]	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.72%	0.71%	0.72%	0.74%	0.81%
Ratio of net investment income to average net assets	3.06%	3.09%	2.88%	3.49%	2.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.39%	2.43%	2.21%	2.79%	2.08%
Portfolio turnover	12%	7%	45%	11%	15%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Value Managed Volatility Fund–9

LVIP Franklin Templeton Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Value Managed Volatility Fund Service Class
			Year Ended		1/2/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.668	$ 9.925	$ 9.262	$ 10.316	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.290	0.287	0.241	0.318	0.261
Net realized and unrealized gain (loss)	(1.018)	0.788	0.766	(1.146)	0.173
Total from investment operations	(0.728)	1.075	1.007	(0.828)	0.434
Less dividends and distributions from:
Net investment income	(0.307)	(0.332)	(0.216)	(0.226)	(0.118)
Net realized gain	—	—	(0.128)	—	—
Total dividends and distributions	(0.307)	(0.332)	(0.344)	(0.226)	(0.118)
Net asset value, end of period	$ 9.633	$ 10.668	$ 9.925	$ 9.262	$ 10.316
Total return[4]	(6.81%)	10.82%	10.95%	(8.03%)	4.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$297,313	$336,469	$280,015	$180,144	$93,679
Ratio of expenses to average net assets[5]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.07%	1.06%	1.07%	1.09%	1.16%
Ratio of net investment income to average net assets	2.71%	2.74%	2.53%	3.14%	2.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.04%	2.08%	1.86%	2.44%	1.73%
Portfolio turnover	12%	7%	45%	11%	15%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Value Managed Volatility Fund–10

LVIP Franklin Templeton Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily series of The Franklin Templeton Variable Insurance Products Trust (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Underlying Funds, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP Franklin Templeton Value Managed Volatility Fund–11

LVIP Franklin Templeton Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.62% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.05% of the Fund’s average daily net assets for the Standard Class and 0.40% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$18,785
Legal	3,795
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $28,672 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$12,847
Management fees payable to LIAC	7,722
Distribution fees payable to LFD	90,079
Printing and mailing fees payable to Lincoln Life	618
Shareholder servicing fees payable to Lincoln Life	7,465
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Franklin Templeton Value Managed Volatility Fund–12

LVIP Franklin Templeton Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-9.45%
Equity Fund-9.45%
Franklin Templeton Variable Insurance Products Trust - Franklin Growth & Income VIP Fund	$31,974,480	$2,999,922	$4,024,178	$20,823	$(2,887,371)	$28,083,676	1,898,829	$824,328	$822,806
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$38,619,280
Sales	39,134,216
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$310,743,430
Aggregate unrealized appreciation of investments and derivatives	$ 6,768,479
Aggregate unrealized depreciation of investments and derivatives	(22,431,258)
Net unrealized depreciation of investments and derivatives	$ (15,662,779)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Franklin Templeton Value Managed Volatility Fund–13

LVIP Franklin Templeton Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$ 28,083,676	$—	$—	$ 28,083,676
Unaffiliated Investment Companies	266,943,047	—	—	266,943,047
Total Investments	$295,026,723	$—	$—	$295,026,723
Derivatives:
Assets:
Futures Contracts	$ 63,694	$—	$—	$ 63,694
Liabilities:
Futures Contracts	$ (454,863)	$—	$—	$ (454,863)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$9,189,679	$10,147,736
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 2,951
Undistributed long-term capital gains	5,047,768
Net unrealized depreciation	(15,660,796)
Distributable earnings/(accumulated loss)	$(10,610,077)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2018, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2018, the Fund utilized $2,141,410 of capital losses carryforwards.
LVIP Franklin Templeton Value Managed Volatility Fund–14

LVIP Franklin Templeton Value Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	36	8
Service Class	2,356,341	5,428,526
Shares reinvested:
Standard Class	128	120
Service Class	957,115	948,998
	3,313,620	6,377,652
Shares redeemed:
Standard Class	(53)	(10)
Service Class	(3,991,429)	(3,050,013)
	(3,991,482)	(3,050,023)
Net increase (decrease)	(677,862)	3,327,629
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP Franklin Templeton Value Managed Volatility Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$63,694	Variation margin due to broker on futures contracts	$(381,950)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(72,913)
Total		$63,694		$(454,863)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Franklin Templeton Value Managed Volatility Fund–15

LVIP Franklin Templeton Value Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(549,873)	$(460,677)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	184,408	(114,164)
Total		$(365,465)	$(574,841)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$11,474,897	$7,402,357
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Value Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Franklin Templeton Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Franklin Templeton Value Managed Volatility Fund–17

LVIP Franklin Templeton Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Franklin Templeton Value Managed Volatility Fund–18

LVIP Franklin Templeton Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Franklin Templeton Value Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Value funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Value funds category and a benchmark index. The Board considered LIAC’s view that the Equity Sleeve had underperformed due to its value style tilt versus the benchmark and allocations to fixed income securities in two of the underlying funds. The Board noted LIAC’s statement that, given the Fund’s asset allocation and expected risk/return profile, LIAC continues to believe that the Fund has the potential to achieve its performance objectives over a full market cycle. The Board also considered that the Fund had been restructured in February 2016 to add three additional underlying funds for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP Franklin Templeton Value Managed Volatility Fund–19

LVIP Franklin Templeton Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Franklin Templeton Value Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Franklin Templeton Value Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Franklin Templeton Value Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Franklin Templeton Value Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Value Managed Volatility Fund–24

LVIP Global Allocation Managed Risk Funds
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Global Allocation Managed Risk Funds

LVIP Global Allocation Managed Risk Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Allocation Managed Risk Funds
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP Global Conservative Allocation Managed Risk Fund returned (4.45)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Conservative Blended Composite1, returned (2.97)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 0.01%.
The LVIP Global Moderate Allocation Managed Risk Fund returned (5.43)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Moderate Blended Composite3, returned (4.93)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond IndexSM, returned 0.01%.
The LVIP Global Growth Allocation Managed Risk Fund returned (6.33)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Growth Blended Composite4, returned (6.00)% and its broad-based benchmark index, the Russell 1000® Index5, returned (4.78)%.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes.
Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The performance of the LVIP Global Allocation Managed Risk Funds and their underlying funds were impacted by market conditions and style factors during 2018. Each Fund’s asset allocation includes a combination of actively managed funds, passive index funds and structured index funds. From a return standpoint, fixed income generally outperformed U.S. and non-U.S. equity on a relative basis. During 2018, U.S. and non-U.S. equity allocations to growth and/or large cap biased funds generally contributed positively to performance. Conversely, U.S. and non-U.S. equity allocations to value and/or small cap biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP Managed Risk Global Funds delivered varied returns in 2018. The Fund’s exposure to short duration funds generally outperformed core bond funds as interest rates rose during the year. Conversely, exposure to high yield bonds and actively managed core bond funds detracted to returns on a relative basis.
With respect to the risk management overlay for the LVIP Global Growth Allocation Managed Risk Fund and the LVIP Global Moderate Allocation Managed Risk Fund, both Funds benefited from a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
With respect to the LVIP Global Conservative Allocation Managed Risk Fund, the Fund’s risk management overlay did not have a meaningful impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay worked to control and reduce volatility of the Fund, without negatively impacting the Fund’s return.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Allocation Managed Risk Funds–1

LVIP Global Allocation Managed Risk Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP Global Conservative Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Conservative Allocation Managed Risk Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,794 for the Standard Class shares and to $19,307 for the Service Class shares. For comparison, look at how the Conservative Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index (net dividends) did over the same period. The same $10,000 investment would have increased to $19,674 and $14,075, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.45%
Five Years	+ 2.81%
Ten Years	+ 7.07%
Service Class Shares
One Year	- 4.69%
Five Years	+ 2.55%
Ten Years	+ 6.80%
LVIP Global Moderate Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Moderate Allocation Managed Risk Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,180 for the Standard Class shares and to $19,683 for the Service Class shares. For comparison, look at how the Moderate Blended Composite and Bloomberg Barclays U.S. Aggregate Bond Index (net dividends) did over the same period. The same $10,000 investment would have increased to $22,502 and $14,075, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective May 1, 2018, the broad based benchmark for the LVIP Global Moderate Allocation Managed Risk Fund changed from the Wilshire 5000 Total Market IndexSM to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the Wilshire 5000 Total Market IndexSM would have increased to $34,561.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 5.43%
Five Years	+ 2.57%
Ten Years	+ 7.27%
Service Class Shares
One Year	- 5.67%
Five Years	+ 2.31%
Ten Years	+ 7.01%

LVIP Global Allocation Managed Risk Funds–2

LVIP Global Allocation Managed Risk Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Growth Allocation Managed Risk Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,378 for the Standard Class shares and to $19,875 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000® Index (net dividends) did over the same period. The same $10,000 investment would have increased to $23,790 and $34,798, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective May 1, 2018, the broad based benchmark for the LVIP Global Growth Allocation Managed Risk Fund changed from the Wilshire 5000 Total Market IndexSM to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the Wilshire 5000 Total Market IndexSM would have increased to $34,561.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 6.33%
Five Years	+ 2.49%
Ten Years	+ 7.38%
Service Class Shares
One Year	- 6.56%
Five Years	+ 2.23%
Ten Years	+ 7.11%
1. The Conservative Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The Conservative Blended Composite is constructed as follows: 60% Bloomberg Barclays U.S. Aggr egate Bond Index, 21% Russell 1000® Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.
3. The Moderate Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Blended Composite is constructed as follows: 40% Bloomberg Barclays U.S. Aggregat e Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
4. The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Blended Composite is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
5. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

LVIP Global Allocation Managed Risk Funds–3

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
LVIP Global Conservative Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$958.80	0.30%	$1.48
Service Class Shares	1,000.00	957.50	0.55%	2.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80
LVIP Global Moderate Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$950.60	0.30%	$1.47
Service Class Shares	1,000.00	949.30	0.55%	2.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80
LVIP Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$941.00	0.31%	$1.52
Service Class Shares	1,000.00	939.90	0.56%	2.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,022.40	0.56%	2.85

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the

LVIP Global Allocation Managed Risk Funds–4

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Global Allocation Managed Risk Funds–5

LVIP Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Conservative Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.33%
Investment Companies	95.33%
Equity Funds	23.55%
Fixed Income Funds	57.20%
Global Equity Fund	1.06%
Global Fixed Income Fund	0.99%
International Equity Funds	12.53%
Unaffiliated Investments	4.42%
Investment Companies	4.42%
Equity Funds	2.38%
Money Market Fund	2.04%
Total Investments	99.75%
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%
LVIP Global Moderate Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	93.81%
Investment Companies	93.81%
Equity Funds	32.51%
Fixed Income Funds	36.33%
Global Equity Fund	1.49%
Global Fixed Income Fund	0.94%
International Equity Funds	22.54%
Unaffiliated Investments	4.40%
Investment Companies	4.40%
Equity Funds	2.14%
Money Market Fund	2.26%
Total Investments	98.21%
Receivables and Other Assets Net of Liabilities	1.79%
Total Net Assets	100.00%
LVIP Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.71%
Investment Companies	94.71%
Equity Funds	36.76%
Fixed Income Funds	26.37%
Global Equity Fund	2.12%
Global Fixed Income Fund	0.93%
International Equity Funds	28.53%
Unaffiliated Investments	3.03%
Investment Companies	3.03%
Equity Funds	1.05%
Money Market Fund	1.98%
Total Investments	97.74%
Receivables and Other Assets Net of Liabilities	2.26%
Total Net Assets	100.00%

LVIP Global Allocation Managed Risk Funds–6

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.33%
INVESTMENT COMPANIES–95.33%
Equity Funds–23.55%
✧✧Lincoln Variable Insurance Products Trust-
LVIP MFS Value Fund	309,260	$ 11,380,169
LVIP SSGA Large Cap 100 Fund	2,988,425	33,954,484
LVIP SSGA Mid-Cap Index Fund	2,104,602	22,544,492
LVIP SSGA S&P 500 Index Fund	6,397,135	108,098,787
LVIP SSGA Small-Cap Index Fund	2,082,067	55,965,965
LVIP T. Rowe Price Growth Stock Fund	1,138,679	45,325,112
		277,269,009
Fixed Income Funds–57.20%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	6,855,817	66,563,132
LVIP Delaware Bond Fund	17,792,234	232,313,198
LVIP JPMorgan High Yield Fund	3,619,282	35,798,315
LVIP PIMCO Low Duration Bond Fund	4,071,617	40,231,648
LVIP SSGA Bond Index Fund	5,313,301	57,814,026
LVIP SSGA Short-Term Bond Index Fund	1,146,044	11,498,256
LVIP Western Asset Core Bond Fund	24,346,975	229,226,769
		673,445,344
Global Equity Fund–1.06%
✧✧Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	1,473,136	12,456,839
		12,456,839
Global Fixed Income Fund–0.99%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	1,046,115	11,594,097
		11,594,097
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–12.53%
✧✧Lincoln Variable Insurance Products Trust-
LVIP MFS International Growth Fund	1,793,934	$ 28,735,229
LVIP Mondrian International Value Fund	1,126,865	17,137,369
LVIP SSGA Developed International 150 Fund	1,596,529	11,894,138
LVIP SSGA Emerging Markets Equity Index Fund	3,566,879	35,939,870
LVIP SSGA International Index Fund	6,479,533	53,806,044
		147,512,650
Total Affiliated Investments (Cost $1,065,193,929)		1,122,277,939

UNAFFILIATED INVESTMENTS–4.42%
INVESTMENT COMPANIES–4.42%
Equity Funds–2.38%
✠Fidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	747,954	22,580,743
iShares Core U.S. REIT ETF	120,959	5,425,011
		28,005,754
Money Market Fund–2.04%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	24,085,057	24,085,057
		24,085,057
Total Unaffiliated Investments (Cost $53,914,603)		52,090,811
TOTAL INVESTMENTS–99.75% (Cost $1,119,108,532)	1,174,368,750
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.25%	2,907,663
NET ASSETS APPLICABLE TO 89,908,430 SHARES OUTSTANDING–100.00%	$1,177,276,413

✧✧ Standard Class shares.
✠ Initial Class.

LVIP Global Allocation Managed Risk Funds–7

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(17)	Australian Dollar	$ (1,198,840)	$ (1,198,176)	3/18/19	$ —	$ (664)
(32)	British Pound	(2,558,000)	(2,547,299)	3/18/19	—	(10,701)
(27)	Euro	(3,888,844)	(3,880,566)	3/18/19	—	(8,278)
(27)	Japanese Yen	(3,095,212)	(3,069,828)	3/18/19	—	(25,384)
(3)	Swedish Krona	(679,620)	(667,998)	3/18/19	—	(11,622)
					—	(56,649)
Equity Contracts:
(141)	E-mini MSCI Emerging Markets Index	(6,815,940)	(6,708,029)	3/15/19	—	(107,911)
(156)	E-mini Russell 2000 Index	(10,522,200)	(10,099,493)	3/15/19	—	(422,707)
(256)	E-mini S&P 500 Index	(32,066,560)	(30,805,592)	3/15/19	—	(1,260,968)
(42)	E-mini S&P MidCap 400 Index	(6,981,240)	(6,717,609)	3/15/19	—	(263,631)
(115)	Euro STOXX 50 Index	(3,918,578)	(3,871,924)	3/15/19	—	(46,654)
(30)	FTSE 100 Index	(2,546,268)	(2,507,017)	3/15/19	—	(39,251)
(45)	OMXS 30 Index	(715,013)	(711,975)	1/18/19	—	(3,038)
(12)	SPI 200 Index	(1,175,067)	(1,161,958)	3/21/19	—	(13,109)
(23)	Topix Index	(3,134,027)	(3,025,982)	3/7/19	—	(108,045)
					—	(2,265,314)
Interest Rate Contract:
943	U.S. Treasury 5 yr Notes	108,150,313	107,247,520	3/29/19	902,793	—
Total Futures Contracts					$902,793	$(2,321,963)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
SPI–Swiss Performance Index
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–8

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–93.81%
INVESTMENT COMPANIES–93.81%
Equity Funds–32.51%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	21,900,993	$ 248,839,080
LVIP SSGA Mid-Cap Index Fund	11,583,041	124,077,540
LVIP SSGA S&P 500 Index Fund	59,288,801	1,001,862,166
LVIP SSGA Small-Cap Index Fund	13,760,291	369,876,608
LVIP T. Rowe Price Growth Stock Fund	6,266,563	249,440,521
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	5,403,560	125,681,404
		2,119,777,319
Fixed Income Funds–36.33%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	39,250,818	381,086,196
LVIP Delaware Bond Fund	50,432,034	658,491,064
LVIP JPMorgan High Yield Fund	14,580,448	144,215,209
LVIP PIMCO Low Duration Bond Fund	20,026,041	197,877,311
LVIP SSGA Bond Index Fund	28,262,999	307,529,695
LVIP SSGA Short-Term Bond Index Fund	3,585,822	35,976,548
LVIP Western Asset Core Bond Fund	68,431,342	644,281,090
		2,369,457,113
Global Equity Fund–1.49%
✧✧Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	11,451,113	96,830,612
		96,830,612
Global Fixed Income Fund–0.94%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	5,552,739	61,541,006
		61,541,006
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–22.54%
✧✧Lincoln Variable Insurance Products Trust-
LVIP MFS International Growth Fund	22,098,882	$ 353,979,886
LVIP Mondrian International Value Fund	11,924,230	181,343,685
LVIP SSGA Developed International 150 Fund	23,432,681	174,573,477
LVIP SSGA Emerging Markets 100 Fund	16,024,188	132,824,491
LVIP SSGA Emerging Markets Equity Index Fund	26,132,336	263,309,423
LVIP SSGA International Index Fund	43,850,973	364,138,479
		1,470,169,441
Total Affiliated Investments (Cost $5,603,242,570)		6,117,775,491

UNAFFILIATED INVESTMENTS–4.40%
INVESTMENT COMPANIES–4.40%
Equity Funds–2.14%
✠Fidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	4,116,394	124,273,929
iShares Core U.S. REIT ETF	337,574	15,140,194
		139,414,123
Money Market Fund–2.26%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	147,841,152	147,841,152
		147,841,152
Total Unaffiliated Investments (Cost $299,321,873)		287,255,275
TOTAL INVESTMENTS–98.21% (Cost $5,902,564,443)	6,405,030,766
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.79%	116,514,273
NET ASSETS APPLICABLE TO 470,927,758 SHARES OUTSTANDING–100.00%	$6,521,545,039

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–9

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments (continued)
✠ Initial Class.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(602)	Australian Dollar	$ (42,453,040)	$ (43,060,223)	3/18/19	$ 607,183	$ —
(1,156)	British Pound	(92,407,750)	(91,997,650)	3/18/19	—	(410,100)
(1,021)	Euro	(147,055,906)	(146,722,714)	3/18/19	—	(333,192)
(997)	Japanese Yen	(114,293,588)	(111,917,084)	3/18/19	—	(2,376,504)
(122)	Swedish Krona	(27,637,880)	(27,143,293)	3/18/19	—	(494,587)
					607,183	(3,614,383)
Equity Contracts:
(5,027)	E-mini MSCI Emerging Markets Index	(243,005,180)	(244,976,330)	3/15/19	1,971,150	—
(3,799)	E-mini Russell 2000 Index	(256,242,550)	(266,668,176)	3/15/19	10,425,626	—
(7,229)	E-mini S&P 500 Index	(905,504,540)	(935,319,422)	3/15/19	29,814,882	—
(1,207)	E-mini S&P MidCap 400 Index	(200,627,540)	(207,877,225)	3/15/19	7,249,685	—
(4,054)	Euro STOXX 50 Index	(138,138,409)	(140,431,567)	3/15/19	2,293,158	—
(1,052)	FTSE 100 Index	(89,289,130)	(89,524,490)	3/15/19	235,360	—
(1,643)	OMXS 30 Index	(26,105,921)	(26,652,668)	1/18/19	546,747	—
(436)	SPI 200 Index	(42,694,096)	(42,249,113)	3/21/19	—	(444,983)
(863)	Topix Index	(117,594,134)	(121,146,601)	3/7/19	3,552,467	—
					56,089,075	(444,983)
Interest Rate Contract:
21,982	U.S. Treasury 5 yr Notes	2,521,060,625	2,498,929,720	3/29/19	22,130,905	—
Total Futures Contracts					$78,827,163	$(4,059,366)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
SPI–Swiss Performance Index
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–10

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.71%
INVESTMENT COMPANIES–94.71%
Equity Funds–36.76%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	27,555,789	$ 313,088,878
LVIP SSGA Mid-Cap Index Fund	29,148,737	312,241,272
LVIP SSGA S&P 500 Index Fund	87,218,828	1,473,823,761
LVIP SSGA Small-Cap Index Fund	19,320,344	519,330,830
LVIP T. Rowe Price Growth Stock Fund	7,885,029	313,863,586
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,399,567	79,070,522
		3,011,418,849
Fixed Income Funds–26.37%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	22,700,734	220,401,425
LVIP Delaware Bond Fund	48,466,370	632,825,394
LVIP JPMorgan High Yield Fund	19,853,170	196,367,709
LVIP PIMCO Low Duration Bond Fund	21,851,041	215,910,139
LVIP SSGA Bond Index Fund	20,722,404	225,480,480
LVIP SSGA Short-Term Bond Index Fund	3,544,482	35,561,787
LVIP Western Asset Core Bond Fund	67,342,177	634,026,592
		2,160,573,526
Global Equity Fund–2.12%
✧✧Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	20,567,487	173,918,672
		173,918,672
Global Fixed Income Fund–0.93%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	6,838,600	75,792,209
		75,792,209
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–28.53%
✧✧Lincoln Variable Insurance Products Trust-
LVIP MFS International Growth Fund	31,233,130	$ 500,292,277
LVIP Mondrian International Value Fund	16,377,398	249,067,468
LVIP SSGA Developed International 150 Fund	33,011,040	245,932,245
LVIP SSGA Emerging Markets 100 Fund	20,161,845	167,121,534
LVIP SSGA Emerging Markets Equity Index Fund	32,880,598	331,304,905
LVIP SSGA International Index Fund	101,559,124	843,346,965
		2,337,065,394
Total Affiliated Investments (Cost $7,130,813,731)		7,758,768,650

UNAFFILIATED INVESTMENTS–3.03%
INVESTMENT COMPANIES–3.03%
Equity Funds–1.05%
✠Fidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	2,589,700	78,183,062
iShares Core U.S. REIT ETF	179,770	8,062,685
		86,245,747
Money Market Fund–1.98%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	161,848,709	161,848,709
		161,848,709
Total Unaffiliated Investments (Cost $252,205,275)		248,094,456
TOTAL INVESTMENTS–97.74% (Cost $7,383,019,006)	8,006,863,106
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.26%	184,865,117
NET ASSETS APPLICABLE TO 608,153,822 SHARES OUTSTANDING–100.00%	$8,191,728,223

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–11

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
✠ Initial Class.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(1,063)	Australian Dollar	$ (74,962,760)	$ (76,059,710)	3/18/19	$ 1,096,950	$ —
(2,043)	British Pound	(163,312,313)	(162,556,616)	3/18/19	—	(755,697)
(1,814)	Euro	(261,272,687)	(260,717,311)	3/18/19	—	(555,376)
(1,775)	Japanese Yen	(203,481,562)	(199,195,261)	3/18/19	—	(4,286,301)
(216)	Swedish Krona	(48,932,640)	(48,029,607)	3/18/19	—	(903,033)
					1,096,950	(6,500,407)
Equity Contracts:
(6,970)	E-mini MSCI Emerging Markets Index	(336,929,800)	(340,038,157)	3/15/19	3,108,357	—
(5,709)	E-mini Russell 2000 Index	(385,072,050)	(401,791,766)	3/15/19	16,719,716	—
(10,494)	E-mini S&P 500 Index	(1,314,478,440)	(1,360,638,909)	3/15/19	46,160,469	—
(1,717)	E-mini S&P MidCap 400 Index	(285,399,740)	(296,214,297)	3/15/19	10,814,557	—
(7,157)	Euro STOXX 50 Index	(243,871,878)	(248,011,730)	3/15/19	4,139,852	—
(1,862)	FTSE 100 Index	(158,038,365)	(158,397,667)	3/15/19	359,302	—
(2,904)	OMXS 30 Index	(46,142,176)	(47,221,180)	1/18/19	1,079,004	—
(772)	SPI 200 Index	(75,595,968)	(74,833,556)	3/21/19	—	(762,412)
(1,527)	Topix Index	(208,072,123)	(214,722,068)	3/7/19	6,649,945	—
					89,031,202	(762,412)
Interest Rate Contract:
32,669	U.S. Treasury 5 yr Notes	3,746,725,938	3,713,835,090	3/29/19	32,890,848	—
Total Futures Contracts					$123,019,000	$(7,262,819)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
SPI–Swiss Performance Index
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–12

LVIP Global Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2018
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$1,122,277,939	$6,117,775,491	$7,758,768,650
Unaffiliated investments, at value	52,090,811	287,255,275	248,094,456
Cash collateral held at broker for futures contracts	4,292,614	125,572,837	192,159,154
Receivable for securities sold	871,672	1,394,227	881,510
Dividends and interest receivable	54,327	295,028	337,984
Prepaid expenses	4,667	26,095	33,071
Receivable for fund shares sold	3,401	73,368	5,684,880
TOTAL ASSETS	1,179,595,431	6,532,392,321	8,205,959,705
LIABILITIES:
Due to custodian	871,723	1,394,232	881,533
Payable for fund shares redeemed	758,299	1,601,448	2,355,467
Due to manager and affiliates	519,295	2,879,160	3,670,653
Variation margin due to broker on futures contracts	146,205	4,924,003	7,309,194
Other accrued expenses payable	23,496	48,439	14,635
TOTAL LIABILITIES	2,319,018	10,847,282	14,231,482
TOTAL NET ASSETS	$1,177,276,413	$6,521,545,039	$8,191,728,223
Affiliated investments, at cost	$1,065,193,929	$5,603,242,570	$7,130,813,731
Unaffiliated investments, at cost	53,914,603	299,321,873	252,205,275
Standard Class:
Net Assets	$ 78,616,514	$ 206,919,290	$ 215,402,472
Shares Outstanding	6,002,738	14,940,488	15,994,438
Net Asset Value Per Share	$ 13.097	$ 13.850	$ 13.467
Service Class:
Net Assets	$1,098,659,899	$6,314,625,749	$7,976,325,751
Shares Outstanding	83,905,692	455,987,270	592,159,384
Net Asset Value Per Share	$ 13.094	$ 13.848	$ 13.470
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,099,420,619	$6,004,324,811	$7,539,927,205
Distributable earnings/(accumulated loss)	77,855,794	517,220,228	651,801,018
TOTAL NET ASSETS	$1,177,276,413	$6,521,545,039	$8,191,728,223
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–13

LVIP Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2018
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 32,408,764	$ 161,879,451	$ 196,764,430
Dividends from unaffiliated investments	1,304,949	6,865,527	7,592,682
Interest	9,663	78,483	83,299
	33,723,376	168,823,461	204,440,411
EXPENSES:
Management fees	3,259,642	17,899,246	22,658,334
Distribution fees-Service Class	3,055,739	17,335,257	22,091,580
Shareholder servicing fees	378,118	2,076,313	2,628,367
Accounting and administration expenses	121,309	529,217	661,462
Reports and statements to shareholders	46,577	241,967	235,542
Professional fees	45,995	138,369	171,919
Trustees’ fees and expenses	43,133	236,577	299,427
Custodian fees	23,044	60,056	73,408
Consulting fees	4,526	8,090	9,191
Pricing fees	23	98	82
Other	11,444	55,912	70,539
Total operating expenses	6,989,550	38,581,102	48,899,851
NET INVESTMENT INCOME	26,733,826	130,242,359	155,540,560
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	38,906,036	179,855,562	238,220,206
Sale of unaffiliated investments	(2,418,871)	8,874,611	5,984,037
Distributions from affiliated investments	12,362,502	97,595,988	135,393,122
Distributions from unaffiliated investments	2,330,834	12,511,011	7,891,173
Foreign currencies	—	(114,365)	(121,176)
Futures contracts	(853,614)	(58,101,714)	(72,703,788)
Net realized gain	50,326,887	240,621,093	314,663,574
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(121,852,454)	(746,144,077)	(1,070,601,863)
Unaffiliated investments	(12,198,907)	(94,536,818)	(93,755,886)
Foreign currencies	211	84,967	148,823
Futures contracts	(1,367,071)	75,113,157	116,185,059
Net change in unrealized appreciation (depreciation)	(135,418,221)	(765,482,771)	(1,048,023,867)
NET REALIZED AND UNREALIZED LOSS	(85,091,334)	(524,861,678)	(733,360,293)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (58,357,508)	$(394,619,319)	$ (577,819,733)
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–14

LVIP Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 26,733,826	$ 22,281,726	$ 130,242,359	$ 111,320,335	$ 155,540,560	$ 147,543,797
Net realized gain	50,326,887	34,421,033	240,621,093	135,561,808	314,663,574	156,495,846
Net change in unrealized appreciation (depreciation)	(135,418,221)	80,536,865	(765,482,771)	707,470,697	(1,048,023,867)	988,167,651
Net increase (decrease) in net assets resulting from operations	(58,357,508)	137,239,624	(394,619,319)	954,352,840	(577,819,733)	1,292,207,294
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(3,360,599)	(2,398,679)	(6,388,035)	(5,208,086)	(5,512,245)	(5,127,436)
Service Class	(44,592,341)	(35,140,372)	(178,211,252)	(143,480,507)	(187,293,193)	(182,011,196)
	(47,952,940)	(37,539,051)	(184,599,287)	(148,688,593)	(192,805,438)	(187,138,632)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,958,555	12,904,769	28,077,302	32,488,001	38,484,626	34,767,646
Service Class	53,561,765	64,285,826	227,270,139	203,871,045	271,380,941	242,497,085
Reinvestment of dividends and distributions:
Standard Class	3,360,599	2,398,679	6,388,035	5,208,086	5,512,245	5,127,436
Service Class	44,592,341	35,140,372	178,211,252	143,480,507	187,293,193	182,011,196
	112,473,260	114,729,646	439,946,728	385,047,639	502,671,005	464,403,363
Cost of shares redeemed:
Standard Class	(11,189,652)	(11,695,690)	(43,801,990)	(38,726,100)	(40,077,954)	(33,315,627)
Service Class	(204,890,536)	(263,826,515)	(726,166,196)	(891,702,635)	(875,727,424)	(1,019,065,289)
	(216,080,188)	(275,522,205)	(769,968,186)	(930,428,735)	(915,805,378)	(1,052,380,916)
Decrease in net assets derived from capital share transactions	(103,606,928)	(160,792,559)	(330,021,458)	(545,381,096)	(413,134,373)	(587,977,553)
NET INCREASE (DECREASE) IN NET ASSETS	(209,917,376)	(61,091,986)	(909,240,064)	260,283,151	(1,183,759,544)	517,091,109
NET ASSETS:
Beginning of year	1,387,193,789	1,448,285,775	7,430,785,103	7,170,501,952	9,375,487,767	8,858,396,658
End of year	$1,177,276,413	$ 1,387,193,789	$6,521,545,039	$ 7,430,785,103	$ 8,191,728,223	$ 9,375,487,767
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,845,569)		$ (5,106,453)		$ (5,127,436)
Service Class		(26,166,416)		(140,350,623)		(182,011,196)
Net realized gain:
Standard Class		(553,110)		(101,633)		—
Service Class		(8,973,956)		(3,129,884)		—
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–15

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 14.301	$ 13.330	$ 13.188	$ 13.944	$ 13.623
Income (loss) from investment operations:
Net investment income[2]	0.324	0.256	0.249	0.267	0.234
Net realized and unrealized gain (loss)	(0.950)	1.142	0.412	(0.545)	0.542
Total from investment operations	(0.626)	1.398	0.661	(0.278)	0.776
Less dividends and distributions from:
Net investment income	(0.367)	(0.328)	(0.304)	(0.294)	(0.282)
Net realized gain	(0.211)	(0.099)	(0.215)	(0.184)	(0.173)
Total dividends and distributions	(0.578)	(0.427)	(0.519)	(0.478)	(0.455)
Net asset value, end of period	$ 13.097	$ 14.301	$ 13.330	$ 13.188	$ 13.944
Total return[3]	(4.45%)	10.50%	5.02%	(2.00%)	5.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 78,617	$ 82,493	$73,615	$ 73,945	$80,856
Ratio of expenses to average net assets[4]	0.30%	0.29%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets	2.29%	1.82%	1.86%	1.91%	1.67%
Portfolio turnover	26%	24%	34%	23%	18%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–16

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 14.294	$ 13.325	$ 13.185	$ 13.939	$ 13.620
Income (loss) from investment operations:
Net investment income[2]	0.288	0.220	0.215	0.232	0.199
Net realized and unrealized gain (loss)	(0.948)	1.141	0.410	(0.543)	0.540
Total from investment operations	(0.660)	1.361	0.625	(0.311)	0.739
Less dividends and distributions from:
Net investment income	(0.329)	(0.293)	(0.270)	(0.259)	(0.247)
Net realized gain	(0.211)	(0.099)	(0.215)	(0.184)	(0.173)
Total dividends and distributions	(0.540)	(0.392)	(0.485)	(0.443)	(0.420)
Net asset value, end of period	$ 13.094	$ 14.294	$ 13.325	$ 13.185	$ 13.939
Total return[3]	(4.69%)	10.22%	4.75%	(2.23%)	5.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,098,660	$1,304,701	$1,374,671	$1,357,776	$1,344,553
Ratio of expenses to average net assets[4]	0.55%	0.54%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	2.04%	1.57%	1.61%	1.66%	1.42%
Portfolio turnover	26%	24%	34%	23%	18%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–17

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 15.105	$ 13.513	$ 13.341	$ 14.109	$ 13.815
Income (loss) from investment operations:
Net investment income[2]	0.310	0.258	0.222	0.254	0.243
Net realized and unrealized gain (loss)	(1.128)	1.677	0.356	(0.729)	0.331
Total from investment operations	(0.818)	1.935	0.578	(0.475)	0.574
Less dividends and distributions from:
Net investment income	(0.370)	(0.336)	(0.253)	(0.284)	(0.280)
Net realized gain	(0.067)	(0.007)	(0.153)	(0.009)	—
Total dividends and distributions	(0.437)	(0.343)	(0.406)	(0.293)	(0.280)
Net asset value, end of period	$ 13.850	$ 15.105	$ 13.513	$ 13.341	$ 14.109
Total return[3]	(5.43%)	14.32%	4.34%	(3.37%)	4.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$206,919	$234,424	$210,980	$218,424	$217,898
Ratio of expenses to average net assets[4]	0.30%	0.29%	0.27%	0.27%	0.27%
Ratio of net investment income to average net assets	2.06%	1.77%	1.65%	1.79%	1.71%
Portfolio turnover	24%	20%	23%	20%	19%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–18

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 15.100	$ 13.510	$ 13.340	$ 14.107	$ 13.814
Income (loss) from investment operations:
Net investment income[2]	0.272	0.221	0.188	0.218	0.207
Net realized and unrealized gain (loss)	(1.125)	1.676	0.354	(0.728)	0.331
Total from investment operations	(0.853)	1.897	0.542	(0.510)	0.538
Less dividends and distributions from:
Net investment income	(0.332)	(0.300)	(0.219)	(0.248)	(0.245)
Net realized gain	(0.067)	(0.007)	(0.153)	(0.009)	—
Total dividends and distributions	(0.399)	(0.307)	(0.372)	(0.257)	(0.245)
Net asset value, end of period	$ 13.848	$ 15.100	$ 13.510	$ 13.340	$ 14.107
Total return[3]	(5.67%)	14.04%	4.08%	(3.62%)	3.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,314,626	$7,196,361	$6,959,522	$7,084,595	$6,972,807
Ratio of expenses to average net assets[4]	0.55%	0.54%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.81%	1.52%	1.40%	1.54%	1.46%
Portfolio turnover	24%	20%	23%	20%	19%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–19

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 14.765	$ 13.058	$ 12.711	$ 13.474	$ 13.290
Income (loss) from investment operations:
Net investment income[2]	0.288	0.264	0.228	0.246	0.243
Net realized and unrealized gain (loss)	(1.224)	1.778	0.377	(0.743)	0.220
Total from investment operations	(0.936)	2.042	0.605	(0.497)	0.463
Less dividends and distributions from:
Net investment income	(0.362)	(0.335)	(0.258)	(0.266)	(0.279)
Total dividends and distributions	(0.362)	(0.335)	(0.258)	(0.266)	(0.279)
Net asset value, end of period	$ 13.467	$ 14.765	$ 13.058	$ 12.711	$ 13.474
Total return[3]	(6.33%)	15.63%	4.75%	(3.69%)	3.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$215,402	$231,178	$199,014	$197,206	$195,440
Ratio of expenses to average net assets[4]	0.30%	0.29%	0.27%	0.27%	0.26%
Ratio of net investment income to average net assets	1.96%	1.87%	1.77%	1.82%	1.79%
Portfolio turnover	22%	19%	21%	22%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–20

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 14.763	$ 13.059	$ 12.713	$ 13.475	$ 13.292
Income (loss) from investment operations:
Net investment income[2]	0.251	0.229	0.195	0.212	0.209
Net realized and unrealized gain (loss)	(1.220)	1.775	0.377	(0.742)	0.219
Total from investment operations	(0.969)	2.004	0.572	(0.530)	0.428
Less dividends and distributions from:
Net investment income	(0.324)	(0.300)	(0.226)	(0.232)	(0.245)
Total dividends and distributions	(0.324)	(0.300)	(0.226)	(0.232)	(0.245)
Net asset value, end of period	$ 13.470	$ 14.763	$ 13.059	$ 12.713	$ 13.475
Total return[3]	(6.56%)	15.34%	4.49%	(3.93%)	3.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,976,326	$9,144,310	$8,659,383	$8,877,001	$8,704,565
Ratio of expenses to average net assets[4]	0.55%	0.54%	0.52%	0.52%	0.51%
Ratio of net investment income to average net assets	1.71%	1.62%	1.52%	1.57%	1.54%
Portfolio turnover	22%	19%	21%	22%	15%

[1]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–21

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Conservative Allocation Managed Risk Fund is to seek a high level of current income with some consideration given to growth of capital.
The investment objective of the LVIP Global Moderate Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2018, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Global Allocation Managed Risk Funds–22

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Administrative	$74,675	$408,760	$517,158
Legal	15,038	82,416	104,335
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2018, these fees were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Printing and mailing	$32,456	$90,678	$160,155
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP Global Allocation Managed Risk Funds–23

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, each Fund had liabilities payable to affiliates as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$253,158	$1,397,521	$1,756,090
Distribution fees payable to LFD	236,297	1,353,315	1,711,138
Printing and mailing fees payable to Lincoln Life	474	(33,788)	(282)
Shareholder servicing fees payable to Lincoln Life	29,366	162,112	203,707
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$11,909,845	$ 68,707	$ 87,686
Sales	136,087	5,541,919	6,536,587
Net realized gain (loss)	(8,248)	599,012	440,426
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.33%@
Equity Funds-23.55%@
≠,✧✧LVIP MFS Value Fund	$ —	$15,025,615	$ 1,704,435	$ (38,551)	$ (1,902,460)	$ 11,380,169	309,260	$ 223,571	$ 435,155
✧✧LVIP SSGA Large Cap 100 Fund	42,029,318	16,600,402	18,689,088	965,336	(6,951,484)	33,954,484	2,988,425	847,314	1,780,558
✧✧LVIP SSGA Mid-Cap Index Fund	41,895,335	4,425,066	19,426,161	4,344,087	(8,693,835)	22,544,492	2,104,602	364,119	1,548,421
✧✧LVIP SSGA S&P 500 Index Fund	175,343,179	6,701,428	65,819,486	31,731,929	(39,858,263)	108,098,787	6,397,135	2,196,923	2,578,070
✧✧LVIP SSGA Small-Cap Index Fund	34,886,648	40,247,458	9,012,101	(112,975)	(10,043,065)	55,965,965	2,082,067	644,618	2,159,285
✧✧LVIP T. Rowe Price Growth Stock Fund	42,215,845	17,137,083	10,702,891	2,525,750	(5,850,675)	45,325,112	1,138,679	79,437	2,966,961
Fixed Income Funds-57.20%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	39,735,454	37,694,041	7,721,308	(98,303)	(3,046,752)	66,563,132	6,855,817	3,439,988	—
✧✧LVIP Delaware Bond Fund	265,981,673	15,391,865	39,080,933	(1,099,295)	(8,880,112)	232,313,198	17,792,234	7,527,571	—
✧✧LVIP JPMorgan High Yield Fund	52,965,167	5,059,089	18,965,750	(554,006)	(2,706,185)	35,798,315	3,619,282	2,135,708	—
LVIP Global Allocation Managed Risk Funds–24

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Conservative Allocation Managed Risk Fund (continued)
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
✧✧LVIP PIMCO Low Duration Bond Fund	$ 79,227,125	$ 2,763,906	$ 41,377,862	$ (128,462)	$ (253,059)	$ 40,231,648	4,071,617	$ 972,088	$ —
✧✧LVIP SSGA Bond Index Fund	66,024,298	4,527,901	10,801,111	(302,418)	(1,634,644)	57,814,026	5,313,301	1,618,530	—
≠,✧✧LVIP SSGA Short–Term Bond Index Fund	—	13,290,651	1,840,537	10,000	38,142	11,498,256	1,146,044	139,661	—
✧✧LVIP Western Asset Core Bond Fund	241,294,954	52,068,613	53,685,060	(1,902,162)	(8,549,576)	229,226,769	24,346,975	8,123,418	—
Global Equity Fund-1.06%@
≠,✧✧LVIP Clarion Global Real Estate Fund	—	15,287,564	1,437,923	(44,073)	(1,348,729)	12,456,839	1,473,136	516,260	—
Global Fixed Income Fund-0.99%@
✧✧LVIP Global Income Fund	26,397,723	831,384	15,410,709	139,986	(364,287)	11,594,097	1,046,115	469,180	18,682
International Equity Funds-12.53%@
✧✧LVIP MFS International Growth Fund	42,344,677	3,244,232	13,933,443	1,819,921	(4,740,158)	28,735,229	1,793,934	408,901	292,025
✧✧LVIP Mondrian International Value Fund	27,737,754	2,682,475	10,226,646	1,204,538	(4,260,752)	17,137,369	1,126,865	606,407	236,022
✧✧LVIP SSGA Developed International 150 Fund	14,080,185	2,440,503	1,770,517	34,221	(2,890,254)	11,894,138	1,596,529	479,326	319,038
≠,✧✧LVIP SSGA Emerging Markets Equity Index Fund	—	36,443,255	746,161	5,466	237,310	35,939,870	3,566,879	9,680	28,285
✧✧LVIP SSGA International Index Fund	84,207,444	8,031,116	28,683,947	405,047	(10,153,616)	53,806,044	6,479,533	1,606,064	—
Total	$1,276,366,779	$299,893,647	$371,036,069	$38,906,036	$(121,852,454)	$1,122,277,939		$32,408,764	$12,362,502

@ As a percentage of Net Assets as of December 31, 2018.
≠ Not held at December 31,2017
✧✧ Standard Class shares.
LVIP Global Moderate Allocation Managed Risk Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-93.81%@
Equity Funds-32.51%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 223,774,088	$ 97,591,465	$ 25,806,202	$ (17,467)	$ (46,702,804)	$ 248,839,080	21,900,993	$ 6,194,359	$14,013,319
✧✧LVIP SSGA Mid-Cap Index Fund	223,068,607	22,534,758	97,189,633	21,568,572	(45,904,764)	124,077,540	11,583,041	1,999,059	8,609,275
✧✧LVIP SSGA S&P 500 Index Fund	1,421,921,375	63,096,890	403,877,757	143,789,500	(223,067,842)	1,001,862,166	59,288,801	20,311,463	22,547,314
✧✧LVIP SSGA Small-Cap Index Fund	298,053,316	207,816,934	72,558,230	1,753,895	(65,189,307)	369,876,608	13,760,291	4,249,727	14,407,273
✧✧LVIP T. Rowe Price Growth Stock Fund	226,921,839	92,144,289	50,742,664	11,721,370	(30,604,313)	249,440,521	6,266,563	437,772	16,437,451
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	149,366,097	18,264,619	28,603,786	3,991,374	(17,336,900)	125,681,404	5,403,560	524,622	10,500,718
LVIP Global Allocation Managed Risk Funds–25

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Moderate Allocation Managed Risk Fund (continued)
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
Fixed Income Funds-36.33%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	$ 136,537,338	$ 296,235,720	$ 33,592,557	$ (492,210)	$ (17,602,095)	$ 381,086,196	39,250,818	$ 19,257,833	$ —
✧✧LVIP Delaware Bond Fund	798,959,398	62,351,808	173,888,084	(5,464,838)	(23,467,220)	658,491,064	50,432,034	21,297,076	—
✧✧LVIP JPMorgan High Yield Fund	170,231,505	38,076,806	51,100,113	(2,392,467)	(10,600,522)	144,215,209	14,580,448	8,590,261	—
✧✧LVIP PIMCO Low Duration Bond Fund	271,526,571	15,005,834	86,438,866	(135,392)	(2,080,836)	197,877,311	20,026,041	4,773,997	—
✧✧LVIP SSGA Bond Index Fund	408,207,238	14,963,899	104,080,995	(4,304,982)	(7,255,465)	307,529,695	28,262,999	8,595,395	—
≠,✧✧LVIP SSGA Short-Term Bond Index Fund	—	42,629,508	6,808,196	35,899	119,337	35,976,548	3,585,822	435,961	—
✧✧LVIP Western Asset Core Bond Fund	780,825,397	66,661,618	171,506,516	(5,875,878)	(25,823,531)	644,281,090	68,431,342	22,806,807	—
Global Equity Fund-1.49%@
≠,✧✧LVIP Clarion Global Real Estate Fund	—	118,293,477	10,581,582	(394,316)	(10,486,967)	96,830,612	11,451,113	4,028,180	—
Global Fixed Income Fund-0.94%@
✧✧LVIP Global Income Fund	135,831,990	4,681,871	77,767,866	3,326	(1,208,315)	61,541,006	5,552,739	2,484,597	100,402
International Equity Funds-22.54%@
✧✧LVIP MFS International Growth Fund	451,642,309	34,370,655	93,853,027	15,398,884	(53,578,935)	353,979,886	22,098,882	5,029,355	3,588,836
✧✧LVIP Mondrian International Value Fund	222,990,183	36,838,718	46,126,357	287,729	(32,646,588)	181,343,685	11,924,230	6,402,975	2,513,077
✧✧LVIP SSGA Developed International 150 Fund	224,183,492	32,432,818	39,802,662	1,174,307	(43,414,478)	174,573,477	23,432,681	7,036,140	4,671,582
✧✧LVIP SSGA Emerging Markets 100 Fund	150,972,961	24,997,869	18,297,433	(829,345)	(24,019,561)	132,824,491	16,024,188	6,496,050	—
≠,✧✧LVIP SSGA Emerging Markets Equity Index Fund	—	265,776,574	4,345,217	45,071	1,832,995	263,309,423	26,132,336	70,756	206,741
✧✧LVIP SSGA International Index Fund	449,816,715	48,468,673	67,033,473	(7,470)	(67,105,966)	364,138,479	43,850,973	10,857,066	—
Total	$6,744,830,419	$1,603,234,803	$1,664,001,216	$179,855,562	$(746,144,077)	$6,117,775,491		$161,879,451	$97,595,988

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
≠ Not held at December 31,2017
LVIP Global Allocation Managed Risk Funds–26

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Growth Allocation Managed Risk Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.71%@
Equity Funds-36.76%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 281,818,089	$121,645,792	$ 31,446,387	$ 17,248	$ (58,945,864)	$ 313,088,878	27,555,789	$ 7,786,917	$17,693,319
✧✧LVIP SSGA Mid-Cap Index Fund	562,781,975	54,794,630	247,351,213	56,319,086	(114,303,206)	312,241,272	29,148,737	5,026,229	21,790,551
✧✧LVIP SSGA S&P 500 Index Fund	2,073,192,783	95,479,625	577,602,761	181,323,548	(298,569,434)	1,473,823,761	87,218,828	29,853,958	33,311,298
✧✧LVIP SSGA Small-Cap Index Fund	281,150,595	380,677,302	42,064,062	(2,400,937)	(98,032,068)	519,330,830	19,320,344	5,961,590	19,588,983
✧✧LVIP T. Rowe Price Growth Stock Fund	283,034,190	113,181,899	58,037,393	12,812,924	(37,128,034)	313,863,586	7,885,029	552,705	20,874,640
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	94,055,140	10,818,983	17,382,176	3,223,976	(11,645,401)	79,070,522	3,399,567	329,772	6,641,763
Fixed Income Funds-26.37%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	83,728,407	178,819,738	31,826,783	(437,291)	(9,882,646)	220,401,425	22,700,734	11,232,523	—
✧✧LVIP Delaware Bond Fund	784,216,622	55,649,608	178,760,324	(5,677,655)	(22,602,857)	632,825,394	48,466,370	20,455,800	—
✧✧LVIP JPMorgan High Yield Fund	229,709,563	30,956,708	46,787,786	(2,057,179)	(15,453,597)	196,367,709	19,853,170	11,691,917	—
✧✧LVIP PIMCO Low Duration Bond Fund	249,520,555	39,027,945	70,097,300	(176,280)	(2,364,781)	215,910,139	21,851,041	5,207,228	—
✧✧LVIP SSGA Bond Index Fund	249,863,057	21,344,530	38,351,933	(1,516,338)	(5,858,836)	225,480,480	20,722,404	6,299,471	—
≠,✧✧LVIP SSGA Short-Term Bond Index Fund	—	43,042,886	7,638,909	39,851	117,959	35,561,787	3,544,482	430,592	—
✧✧LVIP Western Asset Core Bond Fund	719,949,942	72,964,357	130,009,249	(3,067,896)	(25,810,562)	634,026,592	67,342,177	22,407,054	—
Global Equity Fund-2.12%@
✧✧LVIP Clarion Global Real Estate Fund	189,325,834	38,986,508	31,447,717	(655,512)	(22,290,441)	173,918,672	20,567,487	7,252,602	—
Global Fixed Income Fund-0.93%@
✧✧LVIP Global Income Fund	166,593,512	5,926,349	95,244,223	174	(1,483,603)	75,792,209	6,838,600	3,057,556	124,509
LVIP Global Allocation Managed Risk Funds–27

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Growth Allocation Managed Risk Fund (continued)
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
International Equity Funds-28.53%@
✧✧LVIP MFS International Growth Fund	$ 568,796,386	$ 50,777,440	$ 63,527,513	$ 3,168,105	$ (58,922,141)	$ 500,292,277	31,233,130	$ 7,105,492	$ 5,068,091
✧✧LVIP Mondrian International Value Fund	282,668,213	34,438,693	23,685,088	(667,701)	(43,686,649)	249,067,468	16,377,398	8,788,005	3,464,318
✧✧LVIP SSGA Developed International 150 Fund	282,341,135	46,868,769	23,531,388	(795,420)	(58,950,851)	245,932,245	33,011,040	9,917,147	6,575,729
✧✧LVIP SSGA Emerging Markets 100 Fund	190,139,226	32,055,046	23,572,738	(477,181)	(31,022,819)	167,121,534	20,161,845	8,176,992	—
≠,✧✧LVIP SSGA Emerging Markets Equity Index Fund	—	333,737,374	4,855,569	48,336	2,374,764	331,304,905	32,880,598	88,957	259,921
✧✧LVIP SSGA International Index Fund	1,037,829,992	76,598,776	114,137,355	(803,652)	(156,140,796)	843,346,965	101,559,124	25,141,923	—
Total	$8,610,715,216	$1,837,792,958	$1,857,357,867	$238,220,206	$(1,070,601,863)	$7,758,768,650		$196,764,430	$135,393,122

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
≠ Not held at December 31,2017
3. Investments
For the year ended December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$329,802,143	$1,694,635,960	$1,921,825,481
Sales	436,263,142	2,001,225,112	2,259,530,160
LVIP Global Allocation Managed Risk Funds–28

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each fund were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,133,608,102	$5,976,406,930	$7,587,708,068
Aggregate unrealized appreciation of investments and derivatives	$ 60,240,808	$ 559,093,035	$ 657,772,838
Aggregate unrealized depreciation of investments and derivatives	(19,604,132)	(126,814,888)	(122,861,746)
Net unrealized appreciation of investments and derivatives	$ 40,636,676	$ 432,278,147	$ 534,911,092
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
Level 1	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$1,122,277,939	$6,117,775,491	$7,758,768,650
Unaffiliated Investment Companies	52,090,811	287,255,275	248,094,456
Total Investments	$1,174,368,750	$6,405,030,766	$8,006,863,106
Derivatives:
Assets:
Futures Contracts	$ 902,793	$ 78,827,163	$ 123,019,000
Derivatives:
Liabilities:
Futures Contracts	$ (2,321,963)	$ (4,059,366)	$ (7,262,819)
There were no Level 3 investments at the beginning or end of the year.
LVIP Global Allocation Managed Risk Funds–29

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Year ended December 31, 2018
Ordinary income	$29,140,462	$153,104,531	$192,805,437
Long-term capital gains	18,812,478	31,494,756	—
Total	$47,952,940	$184,599,287	$192,805,437
Year ended December 31, 2017
Ordinary income	$31,756,084	$148,688,593	$187,138,632
Long-term capital gains	5,782,967	—	—
Total	$37,539,051	$148,688,593	$187,138,632
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ 139,649	$ 847,629	$ 797,653
Undistributed long-term capital gains	47,790,029	270,224,021	377,756,676
Other temporary differences	(10,710,560)	(186,214,536)	(261,813,353)
Net unrealized appreciation	40,636,676	432,363,114	535,060,042
Distributable earnings/(accumulated loss)	$ 77,855,794	$ 517,220,228	$ 651,801,018
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification for the LVIP Global Conservative Allocation Managed Risk Fund and the LVIP Global Moderate Allocation Managed Risk Fund. For the year ended December 31, 2018, the LVIP Global Growth Allocation Managed Risk Fund recorded the following permanent reclassifications primarily related to expiring capital loss carryforwards:
LVIP Global Growth Allocation Managed Risk Fund
Distributable Earnings/(Accumulated Loss)	$ 20,846,885
Paid-in capital	(20,846,885)
LVIP Global Allocation Managed Risk Funds–30

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	777,989	916,327	1,875,932	2,243,191	2,651,978	2,439,243
Service Class	3,780,706	4,605,690	15,108,548	14,077,651	18,370,335	17,089,318
Shares reinvested:
Standard Class	249,817	167,697	456,493	344,384	410,933	346,785
Service Class	3,307,570	2,458,556	12,718,855	9,491,055	13,956,760	12,311,077
	8,116,082	8,148,270	30,159,828	26,156,281	35,390,006	32,186,423
Shares redeemed:
Standard Class	(793,490)	(838,099)	(2,911,101)	(2,681,866)	(2,725,983)	(2,369,202)
Service Class	(14,458,189)	(18,950,077)	(48,411,530)	(62,126,764)	(59,565,686)	(73,100,895)
	(15,251,679)	(19,788,176)	(51,322,631)	(64,808,630)	(62,291,669)	(75,470,097)
Net decrease	(7,135,597)	(11,639,906)	(21,162,803)	(38,652,349)	(26,901,663)	(43,283,674)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, each Fund used futures contracts to hedge each Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$ —	Variation margin due to broker on futures contracts	$(2,265,314)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(56,649)
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	902,793	Variation margin due to broker on futures contracts	—
Total		$902,793		$(2,321,963)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Global Allocation Managed Risk Funds–31

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (2,308)	$(2,265,314)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,488)	(56,649)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(848,818)	954,892
Total		$(853,614)	$(1,367,071)
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP Global Moderate Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$56,089,075	Variation margin due to broker on futures contracts	$ (444,983)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	607,183	Variation margin due to broker on futures contracts	(3,614,383)
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	22,130,905	Variation margin due to broker on futures contracts	—
Total		$78,827,163		$(4,059,366)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(47,354,965)	$55,644,092
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(190,113)	(3,007,200)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(10,556,636)	22,476,265
Total		$(58,101,714)	$75,113,157
LVIP Global Allocation Managed Risk Funds–32

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$ 89,031,202	Variation margin due to broker on futures contracts	$ (762,412)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	1,096,950	Variation margin due to broker on futures contracts	(6,500,407)
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	32,890,848	Variation margin due to broker on futures contracts	—
Total		$123,019,000		$(7,262,819)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(58,986,703)	$ 88,268,790
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,204,352)	(5,403,457)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(12,512,733)	33,319,726
Total		$(72,703,788)	$116,185,059
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Conservative Allocation Managed Risk Fund	$ 41,747,237	$ 6,099,647
LVIP Global Moderate Allocation Managed Risk Fund	693,629,750	253,478,470
LVIP Global Growth Allocation Managed Risk Fund	633,389,919	356,706,159
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
LVIP Global Allocation Managed Risk Funds–33

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Global Allocation Managed Risk Funds–34

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Global Allocation Managed Risk Funds–35

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended March 31, 2018. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Global Allocation Managed Risk Funds–36

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP Global Conservative Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 30% to 50% Equity funds category and a benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the Equity Sleeve of the LVIP Global Moderate Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and a benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the Equity Sleeve of the LVIP Global Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and a benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board considered that the net expense ratio (plus acquired fund fees and expenses (“AFFE”)) for each Fund was lower than the median net expense ratio (including AFFE) of the respective Morningstar peer group, except for the LVIP Global Conservative Allocation Managed Risk Fund, where the net expense ratio (plus AFFE) was higher than the median expense ratio of the Morningstar peer group (including AFFE). The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
LVIP Global Allocation Managed Risk Funds–37

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Global Allocation Managed Risk Funds–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Global Allocation Managed Risk Funds–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Global Allocation Managed Risk Funds–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Global Allocation Managed Risk Funds–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Allocation Managed Risk Funds–42

LVIP Global Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Global Income Fund

LVIP Global Income Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Franklin Advisers, Inc.
Mondrian Investment Partners Limited
The Fund returned 1.90% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the FTSE World Government Bond Index1, returned (0.84%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund, sub-advised by Mondrian Investment Partners Limited (“Mondrian”) and Franklin Advisers, Inc. (“Franklin”), invests mainly in fixed income securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. During the calendar year 2018, the Fund outperformed the benchmark, mostly driven by the currency positions. Specifically, the Fund’s overweight to U.S. dollar and underweight to Euro and Australian dollar contributed to relative performance. However, the Fund’s underweight to Japanese yen detracted. The Fund’s shorter duration positioning versus the benchmark was beneficial as interest rates rose during the period. Lastly, the Fund’s modest exposure in Investment Grade (IG) and High Yield (HY) corporate bonds negatively impacted performance. Corporate bond spreads widened during the year on valuation and geopolitical concerns related to trade tensions, Brexit, and falling oil prices.
During the period, the Fund used derivatives, such as currency forwards, interest swaps, and credit default swaps for hedging purposes and for efficient portfolio management when the sub-advisers determined that it was more cost or tax efficient to use a derivative instrument than investing directly in the underlying bond or currency market. The Fund’s derivatives exposure was beneficial to relative performance over the fiscal year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Franklin Advisers, Inc.:	Michael Hasenstab
Christine Zhu
Kent Burns
Christopher J. Molumphy
Roger Bayston
Mondrian Investment Partners Limited:	David Wakefield
Matthew Day
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/4/09 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Income Fund Standard Class shares on 5/4/09 (commencement of operations). Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,705 for the Standard Class shares and $13,394 for the Service Class shares. For comparison, look at how the FTSE World Government Bond Index did over the same period. The same $10,000 investment would have increased to $12,206. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been

LVIP Global Income Fund–1

LVIP Global Income Fund
2018 Annual Report Commentary (unaudited) (continued)
in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	+ 1.90%
Five Years	+ 1.45%
Inception (5/4/09)	+ 3.32%
Service Class Shares
One Year	+ 1.65%
Five Years	+ 1.20%
Inception (5/4/09)	+ 3.07%
1. The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. WGBI USD is a sub-index denominated in U.S. dollar.
LVIP Global Income Fund–2

LVIP Global Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,015.50	0.68%	$3.45
Service Class Shares	1,000.00	1,014.30	0.93%	4.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund
Security Type/Country Allocations and Credit Quality Ratings (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.90%
Agency Mortgage-Backed Securities	0.29%
Corporate Bonds	5.16%
Loan Agreements	1.10%
Municipal Bonds	0.12%
Non-Agency Asset-Backed Securities	2.79%
Non-Agency Collateralized Mortgage Obligations	0.47%
Non-Agency Commercial Mortgage-Backed Securities	0.43%
Sovereign Bonds	45.65%
Supranational Banks	2.71%
U.S. Treasury Obligations	34.21%
Common Stock	0.02%
Money Market Fund	4.10%
Short-Term Investments	0.68%
Total Investments	99.63%
Receivables and Other Assets Net of Liabilities	0.37%
Net Assets	100.00%

Country*	Percentage of Net Assets
Australia	3.73%
Belgium	0.04%
Brazil	0.67%
Canada	2.61%
Cayman Islands	1.63%
China	0.44%
France	0.96%
Germany	0.17%
Ghana	0.27%
Greece	0.02%
India	0.70%
Indonesia	1.58%
Italy	6.12%
Japan	8.29%
Luxembourg	0.02%
Malaysia	0.74%
Mexico	6.54%
New Zealand	3.42%
Philippines	0.41%
Republic of Korea	2.73%
Singapore	3.34%
South Africa	0.00%
Spain	3.37%
Supranational	2.71%
Switzerland	0.02%
Thailand	0.68%
Ukraine	0.25%
United Arab Emirates	0.01%
United Kingdom	0.11%
United States	43.27%
Total	94.85%

*	Allocation includes all investments except for short-term investments and money market fund.

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	38.12%
AAA	17.58%
AA	4.51%
A	21.77%
BBB	7.47%
BB	1.52%
B	0.82%
CCC	0.03%
Non-Rated	7.47%
Short-Term Investments	0.71%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Global Income Fund–4

LVIP Global Income Fund
Statement of Net Assets
December 31, 2018
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.90%
•Fannie Mae Connecticut Avenue Securities
Series 2013-C01 M2 7.76% (LIBOR01M + 5.25%) 10/25/23	524,485	$ 586,870
Series 2014-C02 1M2 5.11% (LIBOR01M + 2.60%) 5/25/24	775,000	811,910
Series 2014-C03 1M2 5.51% (LIBOR01M + 3.00%) 7/25/24	666,103	700,355
Series 2014-C03 2M2 5.41% (LIBOR01M + 2.90%) 7/25/24	156,858	164,017
Series 2014-C04 1M2 7.41% (LIBOR01M + 4.90%) 11/25/24	348,302	388,754
Series 2014-C04 2M2 7.51% (LIBOR01M + 5.00%) 11/25/24	336,850	371,952
Series 2015-C01 1M2 6.81% (LIBOR01M + 4.30%) 2/25/25	358,933	387,626
Series 2015-C01 2M2 7.06% (LIBOR01M + 4.55%) 2/25/25	401,638	428,463
Series 2015-C02 1M2 6.51% (LIBOR01M + 4.00%) 5/25/25	579,238	620,372
Series 2015-C02 2M2 6.51% (LIBOR01M + 4.00%) 5/25/25	326,237	347,643
Series 2015-C03 1M2 7.51% (LIBOR01M + 5.00%) 7/25/25	196,357	216,741
Series 2015-C03 2M2 7.51% (LIBOR01M + 5.00%) 7/25/25	447,088	488,122
Series 2016-C01 2M2 9.46% (LIBOR01M + 6.95%) 8/25/28	444,544	515,675
Series 2017-C01 1M2 6.06% (LIBOR01M + 3.55%) 7/25/29	465,000	492,805
Series 2018-C02 2M1 3.16% (LIBOR01M + 0.65%) 8/25/30	420,606	420,133
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN1 M2 4.71% (LIBOR01M + 2.20%) 2/25/24	157,537	160,434
Series 2014-DN2 M3 6.11% (LIBOR01M + 3.60%) 4/25/24	250,000	269,558
Series 2014-DN3 M3 6.51% (LIBOR01M + 4.00%) 8/25/24	198,527	213,392
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
Series 2014-HQ1 M3 6.61% (LIBOR01M + 4.10%) 8/25/24	250,000	$ 268,701
Series 2014-HQ2 M3 6.26% (LIBOR01M + 3.75%) 9/25/24	700,000	770,180
Series 2015-DN1 M3 6.66% (LIBOR01M + 4.15%) 1/25/25	850,412	903,316
Series 2015-DNA1 M3 5.81% (LIBOR01M + 3.30%) 10/25/27	250,000	271,185
Series 2015-DNA2 M3 6.41% (LIBOR01M + 3.90%) 12/25/27	750,000	809,671
Series 2015-DNA3 M2 5.36% (LIBOR01M + 2.85%) 4/25/28	438,285	450,239
Series 2015-HQ1 M3 6.31% (LIBOR01M + 3.80%) 3/25/25	860,000	905,920
Series 2015-HQ2 M3 5.76% (LIBOR01M + 3.25%) 5/25/25	250,000	271,506
Series 2015-HQA1 M2 5.16% (LIBOR01M + 2.65%) 3/25/28	402,195	407,298
Series 2015-HQA1 M3 7.21% (LIBOR01M + 4.70%) 3/25/28	250,000	279,134
Series 2015-HQA2 M2 5.31% (LIBOR01M + 2.80%) 5/25/28	378,447	385,866
Series 2016-DNA1 M3 8.06% (LIBOR01M + 5.55%) 7/25/28	250,000	295,819
Series 2016-DNA2 M3 7.16% (LIBOR01M + 4.65%) 10/25/28	260,000	292,361
Series 2016-HQA1 M2 5.26% (LIBOR01M + 2.75%) 9/25/28	487,914	495,314
Series 2016-HQA2 M2 4.76% (LIBOR01M + 2.25%) 11/25/28	195,093	198,215
Series 2016-HQA2 M3 7.66% (LIBOR01M + 5.15%) 11/25/28	250,000	288,940
LVIP Global Income Fund–5

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac Structured Agency Credit Risk Debt Notes (continued)
Series 2017-HQA1 M2 6.06% (LIBOR01M + 3.55%) 8/25/29	465,000	$ 491,909
Total Agency Collateralized Mortgage Obligations (Cost $15,317,349)		15,370,396
AGENCY MORTGAGE-BACKED SECURITIES–0.29%
•Fannie Mae ARM
3.60% (LIBOR12M + 1.66%) 2/1/35	14,148	14,775
3.67% (LIBOR12M + 1.51%) 4/1/38	55,393	57,247
3.75% (LIBOR12M + 1.75%) 3/1/35	23,738	24,757
3.81% (LIBOR12M + 1.33%) 10/1/37	20,259	20,940
4.01% (LIBOR12M + 1.93%) 1/1/37	76,553	80,810
4.08% (H15T1Y + 2.21%) 4/1/34	137,784	145,448
4.09% (H15T1Y + 2.13%) 7/1/34	28,933	30,435
4.09% (LIBOR06M + 1.52%) 11/1/34	28,198	29,083
4.16% (LIBOR12M + 1.87%) 1/1/37	4,998	5,270
4.17% (LIBOR12M + 1.40%) 11/1/37	22,841	23,653
4.22% (LIBOR12M + 1.84%) 5/1/36	6,554	6,905
4.31% (LIBOR12M + 1.56%) 10/1/35	87,737	89,162
4.32% (H15T1Y + 2.21%) 6/1/35	551,734	573,450
4.34% (LIBOR12M + 1.50%) 9/1/33	143,102	148,792
4.35% (H15T1Y + 2.00%) 9/1/34	85,275	88,869
4.45% (H15T1Y + 2.21%) 9/1/33	47,305	49,891
4.47% (LIBOR12M + 1.84%) 5/1/38	33,840	35,614
4.50% (H15T1Y + 2.12%) 10/1/32	32,414	34,204
4.55% (LIBOR12M + 1.82%) 6/1/36	29,639	31,212
4.57% (LIBOR12M + 1.82%) 8/1/36	21,461	22,731
•Freddie Mac ARM
3.86% (LIBOR12M + 1.83%) 4/1/38	102,667	108,345
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
•Freddie Mac ARM (continued)
3.99% (LIBOR12M + 1.89%) 5/1/38	23,037	$ 24,249
4.15% (LIBOR06M + 1.60%) 1/1/36	11,289	11,664
4.19% (H15T1Y + 2.25%) 3/1/34	10,626	11,203
4.21% (H15T1Y + 2.28%) 1/1/35	112,638	117,977
4.30% (H15T1Y + 2.44%) 4/1/30	38,759	40,374
4.35% (LIBOR12M + 1.87%) 5/1/38	292,096	307,481
4.42% (H15T1Y + 2.37%) 8/1/31	17,912	18,551
4.47% (H15T1Y + 2.25%) 1/1/35	105,749	111,232
4.70% (H15T1Y + 2.45%) 7/1/36	64,325	66,387
4.71% (H15T1Y + 2.25%) 10/1/34	12,422	13,108
4.91% (H15T1Y + 2.41%) 11/1/33	11,478	12,112
4.93% (LIBOR12M + 2.06%) 11/1/36	13,162	13,929
Total Agency Mortgage-Backed Securities (Cost $2,341,996)		2,369,860
ΔCORPORATE BONDS–5.16%
Australia–0.26%
FMG Resources August 2006 4.75% 5/15/22	100,000	95,375
Westpac Banking
2.10% 2/25/21	1,500,000	1,476,489
2.25% 11/9/20	500,000	495,259
		2,067,123
Belgium–0.04%
Anheuser-Busch InBev Finance 2.65% 2/1/21	294,000	289,263
		289,263
Canada–0.06%
Royal Bank of Canada 2.10% 10/14/20	500,000	493,195
		493,195
China–0.37%
Baidu 4.38% 5/14/24	200,000	202,045
Industrial & Commercial Bank of China
2.96% 11/8/22	300,000	292,986
3.23% 11/13/19	600,000	599,419
JD.com 3.13% 4/29/21	300,000	290,412

LVIP Global Income Fund–6

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
China (continued)
Sinopec Group Overseas Development 2015 2.50% 4/28/20		500,000	$ 493,983
Sinopec Group Overseas Development 2017 2.38% 4/12/20		300,000	296,723
State Grid Overseas Investment 2014 2.75% 5/7/19		300,000	299,718
State Grid Overseas Investment 2016 2.75% 5/4/22		300,000	292,811
Tencent Holdings 2.99% 1/19/23		200,000	194,478
			2,962,575
France–0.19%
Dexia Credit Local S.A. 2.38% 9/20/22		300,000	294,620
Electricite de France S.A. 2.15% 1/22/19		1,000,000	999,416
Total Capital International 2.75% 6/19/21		200,000	198,614
			1,492,650
Germany–0.17%
Bayer US Finance II, LLC 3.88% 12/15/23		200,000	196,591
•Deutsche Bank AG 3.95% (LIBOR03M + 1.31%) 8/20/20		600,000	588,630
Norddeutsche Landesbank Girozentrale 2.00% 2/5/19		600,000	599,602
			1,384,823
Italy–0.15%
Banca Monte dei Paschi di Siena S.p.A. 2.88% 4/16/59	EUR	600,000	714,937
Intesa Sanpaolo S.p.A. 3.88% 1/15/19		500,000	499,913
			1,214,850
Luxembourg–0.02%
Altice Financing 7.50% 5/15/26		200,000	183,000
			183,000
Mexico–0.01%
Coca-Cola Femsa 4.63% 2/15/20		100,000	101,920
			101,920
Republic of Korea–0.09%
Harvest Operations 4.20% 6/1/23		100,000	102,754
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Republic of Korea (continued)
Korea East-West Power 3.88% 7/19/23	200,000	$ 202,604
•Seven & Seven 3.54% (LIBOR06M + 1.00%) 9/11/19	60,000	59,689
Woori Bank 4.75% 4/30/24	350,000	354,163
		719,210
South Africa–0.00%
@K2016470219 South Africa 3.00% 12/31/22	94,832	3,310
		3,310
Spain–0.05%
Telefonica Emisiones 5.13% 4/27/20	400,000	408,385
		408,385
Switzerland–0.02%
Glencore Funding, LLC 3.00% 10/27/22	200,000	190,932
		190,932
United Arab Emirates–0.01%
DAE Funding, LLC 4.00% 8/1/20	100,000	97,750
		97,750
United Kingdom–0.10%
HSBC Holdings 3.40% 3/8/21	200,000	199,543
Imperial Brands Finance 2.95% 7/21/20	400,000	394,174
μStandard Chartered 3.89% 3/15/24	200,000	193,784
		787,501
United States–3.62%
Allergan Finance 3.45% 3/15/22	600,000	590,868
Amazon.com 2.40% 2/22/23	300,000	290,624
American Airlines Group 5.50% 10/1/19	100,000	100,750
American Tower 3.30% 2/15/21	500,000	497,384
Amgen 2.20% 5/11/20	300,000	296,315
Anadarko Petroleum 4.85% 3/15/21	160,000	163,903
Anthem 2.50% 11/21/20	500,000	493,357
Aptiv 3.15% 11/19/20	500,000	495,225
Bank of America
2.15% 11/9/20	400,000	392,930
2.65% 4/1/19	700,000	699,292
•3.48% (LIBOR03M + 1.04%) 1/15/19	500,000	500,113

LVIP Global Income Fund–7

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Bank of America (continued)
μ3.55% 3/5/24	500,000	$ 494,238
•Bank of New York Mellon 3.51% (LIBOR03M + 0.87%) 8/17/20	500,000	504,000
Biogen 2.90% 9/15/20	700,000	695,073
California Resources 8.00% 12/15/22	73,000	49,640
Calpine 5.38% 1/15/23	400,000	376,000
Capital One Bank USA NA 2.30% 6/5/19	800,000	797,375
Capital One Financial 2.50% 5/12/20	1,000,000	987,386
Caterpillar Financial Services 1.70% 8/9/21	200,000	192,051
Celgene
2.25% 8/15/21	400,000	388,030
2.75% 2/15/23	200,000	191,556
CHS / Community Health Systems 8.13% 6/30/24	100,000	73,500
Citigroup 2.40% 2/18/20	800,000	792,953
CNH Industrial Capital 3.88% 10/15/21	400,000	398,320
Crown Castle International 3.15% 7/15/23	300,000	288,686
CVS Health
2.80% 7/20/20	300,000	297,405
3.70% 3/9/23	200,000	198,049
Dell International / EMC 3.48% 6/1/19	400,000	398,858
Devon Energy 3.25% 5/15/22	300,000	292,565
DISH DBS 5.88% 7/15/22	100,000	92,375
Dollar Tree 3.70% 5/15/23	500,000	492,060
Dominion Energy 2.58% 7/1/20	400,000	393,883
DowDuPont 4.21% 11/15/23	300,000	306,975
Enable Midstream Partners L.P. 2.40% 5/15/19	400,000	397,769
Energy Transfer Operating 4.20% 9/15/23	200,000	197,316
Enterprise Products Operating 5.25% 1/31/20	400,000	407,591
Enterprise Products Operating, LLC 2.55% 10/15/19	200,000	198,978
Express Scripts Holding 4.75% 11/15/21	100,000	102,931
Fiserv 2.70% 6/1/20	600,000	595,745
Goldman Sachs Group
2.63% 4/25/21	300,000	292,349
•3.99% (LIBOR03M + 1.20%) 9/15/20	1,300,000	1,306,403
Halfmoon Parent 3.75% 7/15/23	100,000	99,770
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
HCA 5.88% 5/1/23	100,000	$ 101,500
Jackson National Life Global Funding 2.25% 4/29/21	500,000	488,382
JPMorgan Chase & Co.
1.85% 3/22/19	500,000	498,580
2.20% 10/22/19	1,000,000	991,729
2.40% 6/7/21	200,000	195,690
Juniper Networks 3.13% 2/26/19	500,000	499,873
Kinder Morgan 3.05% 12/1/19	200,000	198,891
Kraft Heinz Foods
3.50% 6/6/22	600,000	594,423
3.50% 7/15/22	200,000	197,261
4.00% 6/15/23	500,000	499,193
Kroger 2.60% 2/1/21	500,000	490,647
Metropolitan Life Global Funding I 3.88% 4/11/22	300,000	303,991
Morgan Stanley
2.80% 6/16/20	400,000	397,542
•3.34% (LIBOR03M + 0.85%) 1/24/19	200,000	200,056
•3.65% (LIBOR03M + 1.14%) 1/27/20	800,000	803,413
Navient
6.63% 7/26/21	100,000	96,750
8.00% 3/25/20	250,000	254,650
NBCUniversal Enterprise 1.97% 4/15/19	300,000	299,058
New York Life Global Funding 2.10% 1/2/19	1,000,000	1,000,000
OI European Group 4.00% 3/15/23	100,000	93,750
Owens-Brockway Glass Container 5.00% 1/15/22	100,000	99,375
PetSmart 7.13% 3/15/23	200,000	117,500
Protective Life Global Funding 2.26% 4/8/20	400,000	395,681
PSEG Power 3.00% 6/15/21	500,000	492,042
Regions Financial 3.20% 2/8/21	300,000	298,252
Sabine Pass Liquefaction 5.63% 2/1/21	300,000	309,232
Sanchez Energy 7.75% 6/15/21	150,000	36,000
Southern 2.35% 7/1/21	400,000	388,683
Sprint Spectrum
3.36% 3/20/23	137,500	136,125
4.74% 9/20/29	200,000	196,750
Sunoco 4.88% 1/15/23	100,000	97,750
Talen Energy Supply, LLC 9.50% 7/15/22	200,000	202,000
Tech Data 3.70% 2/15/22	100,000	98,183

LVIP Global Income Fund–8

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Tenet Healthcare 5.50% 3/1/19	160,000	$ 160,560
Warner Media, LLC 2.10% 6/1/19	500,000	497,185
Zimmer Biomet Holdings 2.70% 4/1/20	700,000	693,530
		29,244,818
Total Corporate Bonds (Cost $42,439,703)		41,641,305
MUNICIPAL BONDS–0.12%
Commonwealth of Pennsylvania Second Series 5.00% 1/15/20	400,000	412,708
San Jose California Redevelopment Agency Successor Agency
Senior Series A-T 2.48% 8/1/21	90,000	89,339
Senior Series A-T 2.63% 8/1/22	300,000	297,402
Texas State Transportation Commission (Highway Improvement) Series A 5.00% 4/1/21	180,000	192,363
Total Municipal Bonds (Cost $997,453)		991,812
NON-AGENCY ASSET-BACKED SECURITIES–2.79%
American Express Credit Account Master Trust Series 2017-1 B 2.10% 9/15/22	500,000	495,301
American Homes 4 Rent 2015-SFR1 Series 2015-SFR1 A 3.47% 4/17/52	326,572	324,282
•Atrium XII Series 12A AR 3.30% (LIBOR03M + 0.83%) 4/22/27	250,000	246,901
•Atrium XIV, LLC Series 14A B 4.06% (LIBOR03M + 1.70%) 8/23/30	300,000	293,094
•BCC Middle Market CLO 2018-1, LLC Series 2018-1A A2 4.37% (LIBOR03M + 2.15%) 10/20/30	250,000	247,990
•BlueMountain CLO
Series 2018-1A B 4.22% (LIBOR03M + 1.70%) 7/30/30	272,725	267,109
Series 2018-3A B 4.21% (LIBOR03M + 1.77%) 10/25/30	1,200,000	1,172,371
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•BlueMountain CLO XXIII Series 2018-23A B 4.16% (LIBOR03M + 1.70%) 10/20/31	500,000	$ 486,586
•BlueMountain Fuji US Clo II Series 2017-2A B 4.50% (LIBOR03M + 2.15%) 10/20/30	350,000	338,801
•Carlyle GMS Finance MM CLO 2015-1, LLC Series 2015-1A A2R 4.64% (LIBOR03M + 2.20%) 10/15/31	250,000	248,155
•Carlyle US CLO Series 2017-2A B 4.87% (LIBOR03M + 2.40%) 7/20/31	250,000	249,426
•Catamaran CLO Series 2014-2A BR 5.39% (LIBOR03M + 2.95%) 10/18/26	606,600	605,432
•Colombia Cent CLO Series 2018-27A A2A 4.90% (LIBOR03M + 1.60%) 10/25/28	384,615	375,318
•Dryden 45 Senior Loan Fund
Series 2016-45A A2R 3.84% (LIBOR03M + 1.40%) 10/15/30	1,000,000	986,852
Series 2016-45A BR 4.14% (LIBOR03M + 1.70%) 10/15/30	1,000,000	976,093
•Dryden 49 Senior Loan Fund Series 2017-49A C 4.80% (LIBOR03M + 2.35%) 7/18/30	100,000	99,745
•Dryden 53 CLO Series 2017-53A C 4.14% (LIBOR03M + 1.70%) 1/15/31	300,000	284,189
•Eaton Vance CLO Series 2014-1RA C 4.26% (LIBOR03M + 2.10%) 7/15/30	250,000	242,778
•Galaxy XXVI CLO Series 2018-26A A 3.85% (LIBOR03M + 1.20%) 11/22/31	250,000	247,138
•Invitation Homes 2018-SFR3 Trust Series 2018-SFR3 A 3.46% (LIBOR01M + 1.00%) 7/17/37	537,957	534,848

LVIP Global Income Fund–9

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Invitation Homes 2018-SFR4 Trust Series 2018-SFR4 A 3.56% (LIBOR01M + 1.10%) 1/17/38	183,726	$ 183,529
•LCM XXII Series 22A A2R 3.95% (LIBOR03M + 1.45%) 10/20/28	500,000	486,162
•Long Point Park CLO Series 2017-1A B 4.15% (LIBOR03M + 1.70%) 1/17/30	300,000	285,338
•Madison Avenue Manufactured Housing Contract Trust Series 2002-A B1 5.76% (LIBOR01M + 3.25%) 3/25/32	20,177	20,299
•Madison Park Funding XIV
Series 2014-14A A2RR 3.87% (LIBOR03M + 1.40%) 10/22/30	333,333	334,229
Series 2014-14A BRR 4.17% (LIBOR03M + 1.70%) 10/22/30	250,000	244,001
•Madison Park Funding XXIII Series 2017-23A C 4.86% (LIBOR03M + 2.35%) 7/27/30	400,000	397,568
•Madison Park Funding XXIX
Series 2018-29A A2 3.70% (LIBOR03M + 1.45%) 10/18/30	1,036,364	1,026,434
Series 2018-29A B 4.00% (LIBOR03M + 1.75%) 10/18/30	1,000,000	979,850
•Mill City Mortgage Loan Trust 2017-3 Series 2017-3 A1 2.75% 1/25/61	458,385	447,849
•Mill City Mortgage Loan Trust 2018-1 Series 2018-1 A1 3.25% 5/25/62	492,688	484,694
•Neuberger Berman Loan Advisers CLO Series 2018-27A C 4.14% (LIBOR03M + 1.70%) 1/15/30	300,000	278,883
•Octagon Investment Partners 31 Series 2017-1A C 4.87% (LIBOR03M + 2.40%) 7/20/30	65,415	65,268
•Octagon Investment Partners 35 Series 2018-1A A1B 3.57% (LIBOR03M + 1.10%) 1/20/31	250,000	247,270
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Progress Residential 2015-SFR2 Trust Series 2015-SFR2 A 2.74% 6/12/32	98,295	$ 97,049
Progress Residential 2017-SFR1 Trust Series 2017-SFR1 A 2.77% 8/17/34	199,360	195,572
Progress Residential 2018-SFR2 Trust Series 2018-SFR2 A 3.71% 8/17/35	140,000	140,263
•RAAC Series 2004-SP1 Trust Series 2004-SP1 AII 3.21% (LIBOR01M + 0.70%) 3/25/34	160,960	156,448
•Towd Point Mortgage Trust
Series 2015-2 2A1 3.75% 11/25/57	44,364	44,343
Series 2015-3 A1A 3.50% 3/25/54	165,706	164,851
Series 2015-3 A1B 3.00% 3/25/54	89,055	88,105
Series 2016-1 A1 3.50% 2/25/55	353,929	352,960
Series 2016-3 A1 2.25% 4/25/56	601,146	587,345
Series 2016-4 A1 2.25% 7/25/56	832,445	808,400
Series 2016-5 A1 2.50% 10/25/56	354,741	343,908
Series 2017-1 A1 2.75% 10/25/56	720,002	704,309
Series 2017-2 A1 2.75% 4/25/57	752,646	736,059
Series 2017-4 A1 2.75% 6/25/57	734,611	714,764
Series 2017-5 A1 2.92% (LIBOR01M + 0.60%) 2/25/57	206,023	204,899
Series 2018-1 A1 3.00% 1/25/58	176,957	173,725
Series 2018-3 A1 3.75% 5/25/58	574,082	573,722
Series 2018-4 A1 3.00% 6/25/58	403,302	392,098
Series 2018-5 A1A 3.25% 7/25/58	182,610	180,256
•Voya CLO Series 2016-3A A1R 3.66% (LIBOR03M + 1.19%) 10/18/31	600,000	596,181
•Webster Park CLO Series 2015-1A A2R 4.07% (LIBOR03M + 1.60%) 7/20/30	250,000	242,526

LVIP Global Income Fund–10

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•West CLO
Series 2014-1A A2R 3.79% (LIBOR03M + 1.35%) 7/18/26	310,000	$ 305,424
Series 2014-1A BR 4.29% (LIBOR03M + 1.85%) 7/18/26	560,000	544,041
Total Non-Agency Asset-Backed Securities (Cost $22,942,645)		22,551,031
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.47%
♦•CHL Mortgage Pass-Through Trust Series 2004-11 2A1 3.60% 7/25/34	58,015	57,698
•CIM Trust 2018-INV1 Series 2018-INV1 A4 4.00% 8/25/48	386,987	383,272
•CSMC Trust Series 2014-IVR3 A1 3.50% 7/25/44	100,279	99,118
•HarborView Mortgage Loan Trust Series 2004-1 3A 4.35% 4/19/34	181,491	187,328
•Impac Secured Assets Series 2004-4 M1 3.27% (LIBOR01M + 0.77%) 2/25/35	35,780	35,792
•IndyMac INDX Mortgage Loan Trust Series 2005-AR1 1A1 3.92% 3/25/35	254,147	252,422
•JP Morgan Mortgage Trust Series 2004-A1 5A1 4.50% 2/25/34	240,478	246,284
•Merrill Lynch Mortgage Investors Trust Series MLCC Series 2003-A 1A 3.25% (LIBOR01M + 0.74%) 3/25/28	32,314	30,851
•Morgan Stanley Mortgage Loan Trust Series 2004-8AR 4A2 4.37% 10/25/34	227,807	226,464
•Morgan Stanley Mortgage Loan Trust Series 2004-10AR 2A2 4.33% 11/25/34	146,262	147,737
•New York Mortgage Trust Series 2005-3 M1 3.18% (LIBOR01M + 0.68%) 2/25/36	16,889	15,393
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust Series 2004-10 A2 3.11% (LIBOR01M + 0.64%) 11/20/34	261,456	$ 257,064
•Structured Adjustable Rate Mortgage Loan Trust Series 2004-12 3A1 4.33% 9/25/34	184,427	183,121
•Structured Asset Mortgage Investments II Trust Series 2004-AR6 A1A 3.17% (LIBOR01M + 0.70%) 2/19/35	264,746	259,571
•Structured Asset Mortgage Investments II Trust Series 2003-AR4 A1 3.17% (LIBOR01M + 0.70%) 1/19/34	210,843	204,812
•WaMu Mortgage Pass Through Certificates Trust
Series 2005-AR19 A1A1 2.78% (LIBOR01M + 0.27%) 12/25/45	250,328	247,738
Series 2005-AR8 2AB2 3.35% (LIBOR01M + 0.84%) 7/25/45	97,205	97,307
•Wells Fargo Mortgage-Backed Securities Trust
Series 2003-L 1A2 4.74% 11/25/33	186,924	189,499
Series 2003-O 1A2 4.80% 1/25/34	61,446	63,242
Series 2004-X 1A1 4.83% 11/25/34	70,383	71,218
Series 2005-AR9 2A2 4.67% 10/25/33	235,488	234,572
Series 2018-1 A3 3.50% 7/25/47	266,864	262,673
Total Non-Agency Collateralized Mortgage Obligations (Cost $3,700,368)		3,753,176
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.43%
BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 2.96% 12/10/30	282,000	282,987
*•BANK Series 2018-BN13 XA 0.52% 8/15/61	4,927,522	173,709
•BX Commercial Mortgage Trust Series 2018-IND A 3.21% (LIBOR01M + 0.75%) 11/15/35	299,553	296,233
•COMM Mortgage Trust Series 2014-277P A 3.61% 8/10/49	170,000	172,342

LVIP Global Income Fund–11

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•Commercial Mortgage Trust
Series 2006-GG7 AJ 5.67% 7/10/38	301,000	$ 276,014
Series 2006-GG7 AM 5.67% 7/10/38	71,387	71,566
Core Industrial Trust Series 2015-CALW A 3.04% 2/10/34	735,220	732,830
*•Csail Commercial Mortgage Trust Series 2015-C2 XA 0.80% 6/15/57	6,619,668	253,548
•GE Commercial Mortgage Series 2007-C1 AM 5.61% 12/10/49	58,524	55,012
OBP Depositor Trust Series 2010-OBP A 4.65% 7/15/45	730,000	742,248
Wells Fargo Mortgage-Backed Securities Trust Series 2016-NXS6 A2 2.40% 11/15/49	378,000	370,591
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $3,510,839)		3,427,080
LOAN AGREEMENTS–1.10%
•AMC Entertainment Holdings
4.71% (LIBOR01M + 2.25%) 12/15/22	14,898	14,380
4.71% (LIBOR01M + 2.25%) 12/15/23	84,926	81,911
•American Airlines
4.26% (LIBOR01M + 1.75%) 6/27/25	400,000	376,000
4.39% (LIBOR01M + 2.00%) 10/12/21	189,299	184,404
•Ascena Retail Group 7.06% (LIBOR01M + 4.50%) 8/21/22	292,874	273,314
•Ashland 4.26% (LIBOR01M + 1.75%) 5/17/24	388,533	379,630
•Avis Budget Car Rental, LLC 4.53% (LIBOR01M + 2.00%) 2/13/25	203,379	196,600
•Bowie Resource Holdings, LLC 8.46% (LIBOR03M + 5.75%) 8/14/20	122,906	119,936
•Caraustar Industries 8.30% (LIBOR03M + 5.50%) 3/14/22	35,428	35,245
•Chemours Company (The) 4.28% (LIBOR01M + 1.75%) 4/3/25	42,377	40,788
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•CommScope 4.52% (LIBOR01M + 2.00%) 12/29/22	83,172	$ 79,014
•CROWN Americas Tranche B 1st Lien 4.48% (LIBOR01M + 2.00%) 4/3/25	177,972	177,458
•CSC Holdings 4.71% (LIBOR01M + 2.25%) 7/17/25	81,794	77,868
•DaVita Tranche B 1st Lien 5.27% (LIBOR01M + 2.75%) 6/24/21	191,330	190,373
•EFS Cogen Holdings I LLC 5.99% (LIBOR03M + 3.25%) 6/28/23	14,406	14,123
•Endo Luxembourg Finance Company I S.a r.l. 6.81% (LIBOR01M + 4.25%) 4/29/24	216,364	205,546
•Evergreen Acqco 1 LP 6.10% (LIBOR03M + 3.75%) 7/9/19	181,143	173,412
•Fieldwood Energy LLC 7.77% (LIBOR01M + 5.25%) 4/11/22	604,108	568,619
•General Nutrition Centers 11.78% (LIBOR01M + 9.25%) 3/4/21	106,999	99,777
•Global Tel*Link Corporation 6.96% (LIBOR03M + 4.25%) 11/29/25	25,858	25,255
Gray Television
×•0.00% 11/2/25	29,459	28,549
•4.60% (LIBOR01M + 2.25%) 2/7/24	168,607	162,464
•Greektown Holdings, LLC 5.27% (LIBOR01M + 2.75%) 4/25/24	222,546	220,321
•Harbor Freight Tools USA 5.02% (LIBOR01M + 2.50%) 8/18/23	147,235	139,460
•Harsco Corporation 4.81% (LIBOR01M + 2.25%) 12/6/24	28,723	28,220
•HCA 1st Lien 4.27% (LIBOR01M + 1.75%) 3/18/23	158,163	155,049
•Hertz Corporation, (The) 5.28% (LIBOR01M + 2.75%) 6/30/23	290,932	280,749
•IQVIA Inc.
4.27% (LIBOR01M + 1.75%) 6/11/25	58,214	56,431
4.52% (LIBOR01M + 2.00%) 1/17/25	194,638	189,528

LVIP Global Income Fund–12

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•JBS USA, LLC 5.26% (LIBOR03M + 2.50%) 10/30/22	301,944	$ 291,251
•KAR Auction Services 5.31% (LIBOR03M + 2.50%) 3/9/23	46,956	45,840
•Las Vegas Sands 1st Lien 4.27% (LIBOR01M + 1.75%) 3/27/25	79,400	76,092
•LegalZoom.com 7.00% (LIBOR01M + 4.50%) 11/20/24	15,457	15,225
•Mediacom Illinois, LLC 4.17% (LIBOR01W + 1.75%) 2/15/24	537,753	514,452
•Mission Broadcasting 4.76% (LIBOR03M + 2.25%) 1/17/24	34,200	32,473
•Navios Maritime Midstream Partners L.P. 7.30% (LIBOR03M + 4.50%) 6/18/20	130,610	126,692
•Navistar International Corporation 5.89% (LIBOR01M + 3.50%) 11/6/24	127,585	123,438
•Nexstar Broadcasting 4.76% (LIBOR01M + 2.25%) 1/17/24	197,332	187,367
•NRG Energy 4.27% (LIBOR01M + 1.75%) 6/30/23	117,000	112,832
•ON Semiconductor 4.27% (LIBOR01M + 1.75%) 3/31/23	138,427	133,149
×•Onsite Rental Group 0.00% 7/30/21	121,112	93,862
•Onsite Rental Group Pty Ltd 7.01% (LIBOR01M + 4.50%) 10/26/22	88,583	87,697
•Oxbow Carbon LLC
4.77% (LIBOR01M + 2.25%) 1/4/22	108,000	106,920
6.02% (LIBOR01M + 3.50%) 1/4/23	76,000	74,765
•Post Holdings Inc. 4.51% (LIBOR01M + 2.00%) 5/24/24	89,407	86,390
•Rexnord LLC 4.52% (LIBOR01M + 2.00%) 8/21/24	350,000	340,429
•Smart & Final Stores LLC 6.02% (LIBOR01M + 3.50%) 11/15/22	99,791	92,744
•Spectrum Brands 4.54% (LIBOR01M + 2.00%) 6/23/22	191,587	185,936
		Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Syneos Health 4.52% (LIBOR01M + 2.00%) 8/1/24		357,251	$ 346,162
×•Thor Industries 0.00% 10/30/25		311,644	296,062
•TI Group Automotive Systems, L.L.C. 5.02% (LIBOR01M + 2.50%) 6/30/22		101,492	99,040
•Trans Union, LLC 4.27% (LIBOR01M + 1.75%) 8/9/22		60,321	58,436
•U.S. Renal Care 7.05% (LIBOR03M + 4.25%) 12/30/22		137,219	131,079
•United Rentals 4.27% (LIBOR01M + 1.75%) 10/31/25		377,521	370,631
•Valeant Pharmaceuticals International
5.13% (LIBOR01M + 2.75%) 11/27/25		98,750	93,982
5.38% (LIBOR01M + 3.00%) 6/2/25		56,734	54,347
•WEX Inc. 4.77% (LIBOR01M + 2.25%) 6/30/23		92,906	89,654
Total Loan Agreements (Cost $9,176,441)			8,841,371
ΔSOVEREIGN BONDS–45.65%
Australia–3.45%
Australia Government Bonds
3.00% 3/21/47	AUD	8,600,000	6,279,116
3.25% 4/21/25	AUD	10,400,000	7,812,074
4.75% 4/21/27	AUD	9,200,000	7,699,655
5.25% 3/15/19	AUD	8,500,000	6,028,009
			27,818,854
Brazil–0.67%
Brazil Letras do Tesouro Nacional 10.87% 7/1/20	BRL	1,240,000	289,620
Brazil Notas do Tesouro Nacional Serie F
10.00% 1/1/21	BRL	1,462,000	377,121
10.00% 1/1/25	BRL	10,525,000	2,709,375
10.00% 1/1/27	BRL	7,989,000	2,060,966
			5,437,082
Canada–2.55%
Canadian Government Bond
0.75% 9/1/21	CAD	3,750,000	2,667,576
1.50% 6/1/26	CAD	11,550,000	8,207,251
1.75% 3/1/19	CAD	1,750,000	1,282,287
5.00% 6/1/37	CAD	8,000,000	8,394,374
			20,551,488

LVIP Global Income Fund–13

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
China–0.07%
Export-Import Bank of China 2.50% 7/31/19		600,000	$ 598,359
			598,359
France–0.77%
French Republic Government Bond O.A.T.
1.25% 5/25/36	EUR	3,000,000	3,440,060
1.50% 5/25/31	EUR	2,250,000	2,748,220
			6,188,280
Ghana–0.27%
Ghana Government Bonds
16.25% 5/17/21	GHS	170,000	32,949
16.50% 3/22/21	GHS	150,000	29,303
17.60% 11/28/22	GHS	50,000	9,485
18.25% 9/21/20	GHS	100,000	20,257
18.75% 1/24/22	GHS	1,280,000	258,225
19.00% 11/2/26	GHS	3,850,000	713,554
19.75% 3/25/24	GHS	1,280,000	257,083
19.75% 3/15/32	GHS	3,850,000	764,407
21.50% 3/9/20	GHS	100,000	20,987
24.50% 6/21/21	GHS	50,000	11,254
24.75% 3/1/21	GHS	150,000	33,613
24.75% 7/19/21	GHS	150,000	33,200
			2,184,317
India–0.70%
India Government Bonds
8.13% 9/21/22	INR	319,000,000	4,708,580
8.83% 11/25/23	INR	60,000,000	916,565
			5,625,145
Indonesia–1.58%
Indonesia Treasury Bond
7.00% 5/15/27	IDR	130,488,000,000	8,493,516
8.25% 7/15/21	IDR	1,870,000,000	131,830
8.38% 3/15/34	IDR	29,440,000,000	2,071,814
8.75% 5/15/31	IDR	14,332,000,000	1,041,255
9.00% 3/15/29	IDR	5,142,000,000	378,098
10.00% 2/15/28	IDR	7,040,000,000	544,134
10.50% 8/15/30	IDR	1,160,000,000	94,271
			12,754,918
Italy–5.97%
Italy Buoni Poliennali Del Tesoro
0.05% 4/15/21	EUR	5,650,000	6,377,329
0.95% 3/1/23	EUR	5,000,000	5,587,306
1.45% 5/15/25	EUR	7,500,000	8,235,425
2.00% 2/1/28	EUR	11,500,000	12,620,036
2.95% 9/1/38	EUR	10,250,000	11,200,225
4.75% 9/1/44	EUR	3,000,000	4,156,579
			48,176,900
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Japan–8.29%
Japan Government 10 yr Bonds 0.10% 6/20/26	JPY	2,600,000,000	$ 24,137,811
Japan Government 20 yr Bonds
0.20% 6/20/36	JPY	638,000,000	5,618,486
1.50% 3/20/34	JPY	835,000,000	8,988,655
1.60% 6/20/30	JPY	250,000,000	2,673,190
1.90% 6/20/25	JPY	456,000,000	4,713,215
Japan Government 30 yr Bonds 1.70% 9/20/44	JPY	695,000,000	7,921,427
Japan Government 5 yr Bonds 0.10% 6/20/21	JPY	1,400,000,000	12,852,244
			66,905,028
Malaysia–0.74%
Malaysia Government Bonds
3.90% 11/30/26	MYR	11,000,000	2,621,444
3.90% 11/16/27	MYR	2,750,000	651,208
4.18% 7/15/24	MYR	6,000,000	1,469,443
4.25% 5/31/35	MYR	5,250,000	1,221,559
			5,963,654
Mexico–6.53%
Mexican Bonos
5.00% 12/11/19	MXN	260,390,000	12,834,295
6.50% 6/10/21	MXN	16,520,000	803,204
7.50% 6/3/27	MXN	80,000,000	3,784,131
7.75% 11/23/34	MXN	259,420,000	11,984,929
8.00% 6/11/20	MXN	5,810,000	293,738
8.00% 11/7/47	MXN	240,000,000	11,041,435
10.00% 11/20/36	MXN	15,000,000	840,811
Mexican Udibonos
2.50% 12/10/20	MXN	4,663,747	229,105
4.00% 6/13/19	MXN	5,921,526	298,126
≠Mexico Cetes
7.92% 3/28/19	MXN	10,123,800	505,048
7.92% 3/28/19	MXN	17,718,300	883,916
7.92% 3/28/19	MXN	5,062,400	252,549
7.92% 3/28/19	MXN	2,530,800	126,254
7.96% 1/31/19	MXN	5,062,400	255,993
7.96% 1/31/19	MXN	3,796,300	191,955
7.96% 1/31/19	MXN	4,723,400	238,831
8.03% 5/23/19	MXN	8,859,100	436,185
8.03% 5/23/19	MXN	6,328,000	311,564
8.03% 5/23/19	MXN	3,796,800	186,938
8.03% 5/23/19	MXN	25,552,100	1,258,079
8.03% 5/23/19	MXN	3,543,200	174,452
8.03% 5/23/19	MXN	43,634,000	2,148,356
8.05% 2/28/19	MXN	400	20
8.06% 2/14/19	MXN	1,600	81
8.06% 2/14/19	MXN	400	20
8.10% 7/4/19	MXN	55,002,200	2,681,013
8.10% 7/4/19	MXN	1,000	49
8.14% 7/18/19	MXN	1,200	58
8.30% 1/31/19	MXN	834,100	42,159
8.35% 3/28/19	MXN	1,977,300	98,642

LVIP Global Income Fund–14

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico (continued)
≠Mexico Cetes (continued)
8.37% 3/28/19	MXN	981,200	$ 48,949
8.41% 3/28/19	MXN	5,408,800	269,830
8.57% 7/18/19	MXN	735,900	35,755
8.64% 6/6/19	MXN	6,846,700	335,977
8.79% 11/7/19	MXN	2,567,500	121,595
			52,714,042
New Zealand–3.42%
New Zealand Government Bonds
2.75% 4/15/37	NZD	8,400,000	5,686,545
4.50% 4/15/27	NZD	11,200,000	8,823,023
5.50% 4/15/23	NZD	5,000,000	3,856,691
6.00% 5/15/21	NZD	12,500,000	9,222,573
			27,588,832
Philippines–0.41%
Philippine Government Bonds
3.38% 8/20/20	PHP	6,330,000	113,660
3.88% 11/22/19	PHP	88,610,000	1,642,260
7.88% 2/19/19	PHP	15,410,000	293,933
≠Philippine Treasury Bill
3.26% 3/6/19	PHP	3,570,000	67,278
3.50% 3/13/19	PHP	12,530,000	235,886
3.65% 3/20/19	PHP	13,460,000	253,127
4.29% 3/20/19	PHP	7,530,000	141,608
4.33% 3/13/19	PHP	16,090,000	302,905
4.37% 3/6/19	PHP	11,780,000	221,999
			3,272,656
Republic of Korea–2.64%
Korea Monetary Stabilization Bond 2.06% 12/2/19	KRW	5,040,000,000	4,526,420
Korea Treasury Bond
1.75% 12/10/20	KRW	4,405,000,000	3,941,693
2.00% 3/10/20	KRW	6,760,000,000	6,072,792
2.00% 9/10/20	KRW	5,725,000,000	5,145,717
3.38% 9/10/23	KRW	1,004,000,000	959,834
3.50% 3/10/24	KRW	702,000,000	677,383
			21,323,839
Singapore–3.34%
Singapore Government Bonds
2.00% 7/1/20	SGD	4,250,000	3,125,517
2.38% 6/1/25	SGD	12,000,000	9,048,737
2.88% 9/1/30	SGD	18,700,000	14,815,293
			26,989,547
Spain–3.32%
Spain Government Bonds
1.40% 1/31/20	EUR	4,000,000	4,672,917
1.60% 4/30/25	EUR	4,500,000	5,433,022
4.20% 1/31/37	EUR	9,550,000	14,392,309
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Spain (continued)
Spain Government Bonds (continued)
5.85% 1/31/22	EUR	1,700,000	$ 2,301,327
			26,799,575
Thailand–0.68%
Thailand Government Bond 3.88% 6/13/19	THB	177,730,000	5,512,638
			5,512,638
Ukraine–0.25%
≠•Ukraine Government International Bond GDP Linked 3.03% 5/31/40		3,472,000	2,013,517
			2,013,517
Total Sovereign Bonds (Cost $367,401,910)			368,418,671
SUPRANATIONAL BANKS–2.71%
Asian Development Bank 2.35% 6/21/27	JPY	1,000,000,000	11,019,972
European Investment Bank 2.15% 1/18/27	JPY	1,000,000,000	10,815,875
Total Supranational Banks (Cost $20,349,932)			21,835,847
U.S. TREASURY OBLIGATIONS–34.21%
U.S. Treasury Bonds
2.50% 2/15/46		35,000,000	31,609,375
3.13% 8/15/44		9,000,000	9,190,195
3.63% 8/15/43		9,000,000	9,965,215
4.50% 5/15/38		11,300,000	14,071,149
5.38% 2/15/31		7,650,000	9,722,522
U.S. Treasury Inflation Protected Security
0.13% 4/15/21		800,197	778,497
0.13% 1/15/22		2,569,652	2,494,729
1.38% 1/15/20		1,286,296	1,278,424
U.S. Treasury Notes
1.00% 8/31/19		19,500,000	19,293,955
1.13% 4/30/20		22,500,000	22,079,443
1.63% 6/30/19		11,000,000	10,950,801
1.63% 8/15/22		28,750,000	27,900,977
1.63% 2/15/26		28,000,000	26,218,281
1.75% 9/30/19		26,596,000	26,425,619
2.00% 8/31/21		1,125,000	1,111,289
2.00% 10/31/21		1,800,000	1,777,289
2.00% 8/15/25		19,500,000	18,804,932
2.13% 9/30/21		1,100,000	1,089,816
2.13% 12/31/21		200,000	198,078
2.25% 7/31/21		100,000	99,471
2.50% 5/15/24		24,000,000	23,962,969
2.75% 2/28/25		15,900,000	16,064,900

LVIP Global Income Fund–15

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
3.63% 2/15/21	1,000,000	$ 1,023,457
Total U.S. Treasury Obligations (Cost $276,213,646)		276,111,383

	Number of Shares
COMMON STOCK–0.02%
=Appvion	5,591	38,092
†Halcon Resources	4,396	7,473
=Holdco Class A	1,232,692	857
†Remington Outdoor	17,991	148,066
Total Common Stock (Cost $310,617)		194,488
MONEY MARKET FUND–4.10%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	33,051,946	33,051,946
Total Money Market Fund (Cost $33,051,946)		33,051,946

Principal Amount°	Value(U.S. $)
SHORT-TERM INVESTMENTS–0.68%

≠U.S. TREASURY OBLIGATIONS–0.68%
U.S. Treasury Bills
2.34% 1/15/19	2,800,000	$ 2,797,706
2.40% 3/21/19	2,670,000	2,656,485
Total Short-Term Investments (Cost $5,453,729)		5,454,191

TOTAL INVESTMENTS–99.63% (Cost $803,208,574)	804,012,557
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.37%	3,025,266
NET ASSETS APPLICABLE TO 73,188,516 SHARES OUTSTANDING –100.00%	$807,037,823
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($178,755,451 / 16,129,924 Shares)	$11.082
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($628,282,372 / 57,058,592 Shares)	$11.011
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$815,627,328
Distributable earnings/(accumulated loss)	(8,589,505)
TOTAL NET ASSETS	$807,037,823

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
Δ Securities have been classified by country of origin.
@ PIK. 100% of the income received was in the form of additional par.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
LVIP Global Income Fund–16

LVIP Global Income Fund
Statement of Net Assets (continued)
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
× Delayed settlement. Interest rate to be determined upon settlement date.
≠ The rate shown is the effective yield at the time of purchase.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
† Non-income producing.
★	Includes $80,707 cash collateral held at broker for fututres contracts, $1,160,734 cash collateral held at brokers for centrally cleared swap contracts, $638,478 cash collateral held at brokers for certain open bilateral derivatives, $26,293 variation margin due from broker on futures contracts, $339,851 payable for securities purchased, $2,762,905 payable for fund shares redeemed, $72,455 variation margin due to brokers on centrally cleared interest rate swap contracts, $120,561 other accrued expenses payable, $554,808 due to manager and affiliates and $23,387 capital gains tax payable as of December 31, 2018.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2018:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	EUR	(5,937,614)	USD	6,817,954	1/31/19	$ —	$ (3,234)
BCLY	EUR	(2,968,807)	USD	3,403,440	2/28/19	—	(15,140)
BCLY	EUR	(2,968,807)	USD	3,394,341	3/28/19	—	(32,800)
BCLY	JPY	(288,100,000)	USD	2,598,269	1/17/19	—	(34,035)
BCLY	JPY	(108,530,000)	USD	1,004,219	1/24/19	12,057	—
BCLY	JPY	(129,201,000)	USD	1,159,660	1/31/19	—	(22,034)
BCLY	JPY	(13,360,000)	USD	127,477	2/15/19	5,151	—
BCLY	JPY	(81,840,000)	USD	725,413	2/28/19	—	(24,747)
BNP	JPY	(24,440,000)	USD	216,293	2/28/19	—	(7,728)
BOA	EUR	(705,000)	USD	812,280	2/21/19	1,042	—
BOA	EUR	(618,062)	USD	708,670	3/4/19	—	(3,282)
BOA	EUR	(1,854,185)	USD	2,128,373	3/6/19	—	(7,864)
BOA	JPY	(61,110,000)	USD	546,611	2/20/19	—	(13,126)
BOA	JPY	(61,110,000)	USD	541,770	3/18/19	—	(19,338)
BOA	JPY	(34,125,000)	USD	306,871	5/21/19	—	(8,167)
CITI	AUD	(1,703,000)	USD	1,243,565	2/21/19	42,916	—
CITI	BRL	11,260,796	USD	(3,014,535)	2/1/19	—	(114,590)
CITI	EUR	(1,630,646)	USD	1,890,000	1/22/19	18,061	—
CITI	EUR	(146,969)	USD	168,603	2/1/19	—	(250)
CITI	JPY	(15,350,000)	USD	137,067	1/15/19	—	(3,160)
CITI	JPY	(36,124,000)	USD	321,744	2/13/19	—	(8,965)
CITI	JPY	(9,136,500)	USD	80,884	2/15/19	—	(2,771)
CITI	JPY	(11,394,000)	USD	104,629	2/21/19	258	—
CITI	JPY	(170,648,500)	USD	1,516,121	3/4/19	—	(48,670)
CITI	JPY	(230,500,000)	USD	2,066,255	3/11/19	—	(48,765)
CITI	JPY	(9,136,500)	USD	81,077	3/18/19	—	(2,814)
CITI	JPY	(109,831,000)	USD	989,577	3/26/19	—	(19,653)
CITI	JPY	(25,100,000)	USD	226,775	4/15/19	—	(4,246)
CITI	JPY	(105,000,000)	USD	945,333	4/24/19	—	(21,818)
CITI	JPY	(336,389,300)	USD	3,032,529	5/7/19	—	(69,324)
CITI	KRW	(6,020,000,000)	USD	5,375,960	3/18/19	—	(44,582)
DB	EUR	(912,431)	USD	1,062,028	1/7/19	16,009	—
DB	EUR	(1,488,375)	USD	1,736,651	1/15/19	29,122	—
DB	EUR	(2,196,300)	USD	2,541,152	1/24/19	19,399	—
DB	EUR	(281,945)	USD	323,560	1/31/19	—	(341)
DB	EUR	(946,717)	USD	1,077,941	2/19/19	—	(11,268)
DB	EUR	(282,055)	USD	321,420	2/28/19	—	(3,366)
DB	EUR	(912,431)	USD	1,044,397	3/6/19	—	(6,829)
DB	EUR	(532,907)	USD	631,655	3/14/19	17,245	—
DB	EUR	100,000	USD	(114,027)	3/14/19	1,267	—
DB	INR	13,590,000	USD	(181,709)	2/4/19	13,061	—
LVIP Global Income Fund–17

LVIP Global Income Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
DB	JPY	(54,738,000)	USD	485,309	1/4/19	$ —	$ (14,287)
DB	JPY	(25,363,000)	USD	232,981	2/21/19	652	—
DB	JPY	(23,347,000)	USD	206,927	2/28/19	—	(7,076)
DB	JPY	(11,260,000)	USD	100,465	3/19/19	—	(2,934)
DB	JPY	(284,100,000)	USD	2,564,901	4/15/19	—	(49,958)
DB	KRW	(7,965,000,000)	USD	7,099,880	5/29/19	—	(93,528)
GSI	EUR	(1,152,139)	USD	1,340,180	1/4/19	19,682	—
GSI	EUR	(221,966)	USD	258,668	1/15/19	4,019	—
GSI	EUR	(357,852)	USD	411,637	1/29/19	571	—
GSI	EUR	(989,278)	USD	1,135,157	1/31/19	—	(1,335)
GSI	EUR	(917,148)	USD	1,047,998	2/28/19	—	(8,099)
GSI	EUR	(1,152,139)	USD	1,321,285	3/4/19	—	(5,877)
GSI	JPY	(43,530,000)	USD	393,655	4/30/19	—	(7,500)
HSBC	EUR	(1,879,250)	USD	2,174,292	1/11/19	19,119	—
HSBC	EUR	(461,000)	USD	536,618	1/16/19	7,691	—
HSBC	EUR	(520,000)	USD	596,990	1/31/19	—	(391)
HSBC	JPY	(53,500,000)	USD	473,871	1/9/19	—	(14,638)
HSBC	JPY	(19,870,000)	USD	181,783	2/19/19	—	(203)
HSBC	JPY	(67,011,000)	USD	594,821	2/28/19	—	(19,414)
HSBC	JPY	(39,672,000)	USD	352,374	3/4/19	—	(11,405)
HSBC	JPY	(51,004,000)	USD	459,041	3/26/19	—	(9,632)
HSBC	JPY	(50,970,000)	USD	463,159	4/17/19	—	(6,048)
HSBC	KRW	(7,310,000,000)	USD	6,596,878	1/10/19	30,932	—
HSBC	KRW	(1,565,176,000)	USD	1,380,043	1/30/19	—	(26,534)
HSBC	KRW	(880,000,000)	USD	821,164	3/20/19	28,728	—
JPMC	AUD	(2,825,000)	USD	2,012,205	1/15/19	21,762	—
JPMC	AUD	(896,648)	USD	635,093	1/31/19	3,127	—
JPMC	AUD	(2,825,000)	USD	2,061,395	2/15/19	69,884	—
JPMC	AUD	(144,000)	USD	102,066	4/11/19	468	—
JPMC	BRL	9,372,630	USD	(2,197,053)	3/6/19	209,214	—
JPMC	BRL	(220,000)	USD	57,561	4/11/19	1,226	—
JPMC	BRL	270,000	USD	(63,981)	4/11/19	5,158	—
JPMC	CAD	(198,000)	USD	154,828	3/14/19	9,542	—
JPMC	CNH	(715,000)	USD	102,077	4/11/19	—	(2,000)
JPMC	EUR	(1,774,000)	USD	2,034,233	1/31/19	—	(3,755)
JPMC	EUR	(36,757)	USD	42,215	2/5/19	—	(28)
JPMC	EUR	(5,271)	USD	6,033	2/8/19	—	(26)
JPMC	EUR	(33,514)	USD	38,382	2/11/19	—	(152)
JPMC	EUR	(37,402)	USD	42,514	2/15/19	—	(504)
JPMC	EUR	(414,981)	USD	477,427	2/20/19	—	(50)
JPMC	EUR	(300,521)	USD	346,474	2/21/19	667	—
JPMC	EUR	(478,382)	USD	566,015	3/14/19	14,786	(315)
JPMC	JPY	(56,650,000)	USD	501,718	1/4/19	—	(15,328)
JPMC	JPY	(286,000,000)	USD	2,526,569	1/9/19	—	(84,897)
JPMC	JPY	(720,006,000)	USD	6,591,470	2/19/19	—	(2,943)
JPMC	JPY	(5,642,500)	USD	50,177	2/28/19	—	(1,543)
JPMC	JPY	(56,650,000)	USD	504,140	3/4/19	—	(15,321)
JPMC	JPY	(274,457,000)	USD	2,440,312	3/14/19	—	(78,769)
JPMC	JPY	(114,500,000)	USD	1,016,348	3/18/19	—	(34,982)
JPMC	JPY	(5,819,000)	USD	52,213	3/22/19	—	(1,237)
JPMC	JPY	(24,468,902)	USD	220,777	3/25/19	—	(4,045)
JPMC	JPY	(203,409,000)	USD	1,837,837	4/23/19	—	(35,599)
JPMC	KRW	(115,600,000)	USD	102,188	4/11/19	—	(2,000)
JPMC	MXN	11,025,000	USD	(565,341)	2/5/19	4,649	(12,189)
JPMC	PHP	(2,740,000)	USD	49,787	4/11/19	—	(2,099)
JPMC	PLN	430,000	USD	(117,300)	3/14/19	—	(2,200)
JPMC	SEK	(1,080,000)	USD	124,493	3/14/19	1,907	—
JPMC	SEK	1,850,000	USD	(210,266)	3/14/19	—	(281)
MSC	EUR	(115,750)	USD	133,738	1/23/19	848	—
MSC	JPY	(24,440,000)	USD	220,659	1/31/19	—	(2,873)
MSC	JPY	(9,000,000)	USD	79,825	3/18/19	—	(2,812)
LVIP Global Income Fund–18

LVIP Global Income Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
SCB	EUR	(2,145,000)	USD	2,477,689	2/21/19	$ 9,457	$ —
SCB	EUR	(107,800)	USD	123,242	3/5/19	—	(945)
SCB	JPY	(46,050,000)	USD	406,348	1/7/19	—	(14,068)
SCB	JPY	(63,360,000)	USD	585,582	1/22/19	6,448	—
SCB	JPY	(5,370,800)	USD	48,923	2/19/19	—	(267)
SCB	JPY	(31,894,000)	USD	287,458	3/25/19	—	(5,586)
SSB	AUD	(40,639,500)	USD	28,813,320	1/31/19	170,200	—
SSB	AUD	907,000	USD	(659,873)	1/31/19	—	(20,611)
SSB	CAD	(16,434,500)	USD	12,548,981	1/31/19	500,756	—
SSB	CAD	326,500	USD	(245,783)	1/31/19	—	(6,424)
SSB	EUR	(26,177,000)	USD	30,030,647	1/31/19	—	(41,744)
SSB	EUR	1,406,000	USD	(1,604,387)	1/31/19	10,839	—
SSB	GBP	37,358,000	USD	(48,146,990)	1/31/19	—	(455,029)
SSB	JPY	(6,116,972,000)	USD	54,830,738	1/31/19	—	(1,116,119)
SSB	JPY	1,831,068,500	USD	(16,237,770)	1/31/19	509,490	—
SSB	MXN	(125,218,000)	USD	6,246,433	1/31/19	—	(93,300)
SSB	MXN	13,924,000	USD	(685,012)	1/31/19	20,042	(87)
SSB	NZD	(43,798,500)	USD	28,615,969	1/31/19	—	(798,226)
SSB	NZD	3,025,000	USD	(2,065,283)	1/31/19	—	(33,753)
SSB	SEK	164,179,000	USD	(18,124,303)	1/31/19	447,919	—
SSB	SGD	(38,129,000)	USD	27,628,239	1/31/19	—	(365,799)
SSB	SGD	1,582,000	USD	(1,154,784)	1/31/19	6,709	—
UBS	EUR	(136,016)	USD	158,125	1/9/19	2,167	—
UBS	EUR	(984,000)	USD	1,139,256	1/24/19	9,444	—
UBS	EUR	(60,150)	USD	69,335	2/21/19	120	—
UBS	EUR	(136,016)	USD	156,269	3/6/19	—	(437)
Total Foreign Currency Exchange Contracts						$2,323,811	$(4,140,109)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(14)	U.S. Treasury 10 yr Notes	$ (1,708,219)	$ (1,669,354)	3/20/19	$ —	$(38,865)
182	U.S. Treasury 2 yr Notes	38,640,875	38,401,846	3/29/19	239,029	—
(19)	U.S. Treasury 5 yr Notes	(2,179,062)	(2,159,272)	3/29/19	—	(19,790)
Total Futures Contracts					$239,029	$(58,655)
Swap Contracts1
CDS Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Sold/Moody's Ratings
CDX.EM.30-Quarterly [4]	650,000	1.00%	12/20/23	$(30,399)	$(27,750)	$—	$(2,649)
CDX.NA.HY.30-Quarterly [5]	895,000	5.00%	6/20/23	28,980	46,651	—	(17,671)
CDX.NA.HY.31-Quarterly [5]	200,000	5.00%	12/20/23	4,394	11,020	—	(6,626)
CDX.NA.HY.31-Quarterly [5]	180,000	5.00%	12/20/23	3,954	7,892	—	(3,938)
CDX.NA.HY.31-Quarterly [5]	180,000	5.00%	12/20/23	3,954	5,339	—	(1,385)
CDX.NA.HY.31-Quarterly [5]	80,000	5.00%	12/20/23	1,757	1,951	—	(194)
					45,103	—	(32,463)

LVIP Global Income Fund–19

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
CDS Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:
Protection Purchased/Moody's Ratings
JPMC AES 5.00% 6/1/19/WR -Quarterly	100,000	5.00%	6/20/22	$(13,993)	$(9,166)	$—	$(4,827)
JPMC AES 5.00% 6/1/19/WR -Quarterly	300,000	5.00%	6/20/22	(41,981)	(28,472)	—	(13,509)
CITI Ally Financial 7.50% 9/15/20/Ba3 -Quarterly	80,000	5.00%	12/20/22	(9,838)	(11,578)	1,740	—
JPMC Ally Financial 7.50% 9/15/20/Ba3 -Quarterly	40,000	5.00%	12/20/22	(4,919)	(5,854)	935	—
JPMC Ally Financial 7.50% 9/15/20/Ba3 -Quarterly	80,000	5.00%	12/20/22	(9,839)	(11,639)	1,800	—
CITI American Airlines Group 5.50% 10/1/19/B1 -Quarterly	100,000	5.00%	12/20/19	(4,483)	(3,971)	—	(512)
JPMC DISH DBS 6.75% 6/1/21/B1 -Quarterly	130,000	5.00%	6/20/21	(4,172)	(5,297)	1,125	—
BCLY Italy Government International Bond 6.875% 9/27/23/Baa3 -Quarterly	200,000	1.00%	6/20/23	7,823	1,945	5,878	—
JPMC Nabors Industries 9.25% 1/15/19/B1 -Quarterly	100,000	1.00%	12/20/21	11,992	3,775	8,217	—
JPMC Nabors Industries 9.25% 1/15/19/B1 -Quarterly	50,000	1.00%	12/20/21	5,996	1,827	4,169	—
JPMC Nabors Industries 9.25% 1/15/19/B1 -Quarterly	65,000	1.00%	12/20/21	7,795	3,704	4,091	—
JPMC Navient 5.50% 1/25/23/Ba3 -Quarterly	300,000	5.00%	3/20/19	(3,306)	(2,631)	—	(675)
JPMC Navient 5.50% 1/25/23/Ba3 -Quarterly	50,000	5.00%	3/20/20	(1,841)	(2,233)	392	—
JPMC Navient 5.50% 1/25/23/Ba3 -Quarterly	200,000	5.00%	3/20/20	(7,364)	(8,807)	1,443	—
BCLY Republic of Turkey 11.875% 1/15/30/Ba3 -Quarterly	97,500	1.00%	12/20/23	10,712	12,023	—	(1,311)
BCLY Republic of Turkey 11.875% 1/15/30/Ba3 -Quarterly	46,667	1.00%	12/20/19	693	2,103	—	(1,410)
BCLY Tenet Healthcare 6.875% 11/15/31/Caa1 -Quarterly	160,000	5.00%	3/20/19	(1,838)	(770)	—	(1,068)
					(65,041)	29,790	(23,312)
Protection Sold/Moody's Ratings
CITI Bespoke 58 HY/42 IG EQ Tranche 0-3% -Quarterly	90,000	0.00%	6/20/19	(9,319)	(4,948)	—	(4,371)
CITI Bespoke Broker 3-7% Tranche 1.30% -Quarterly	240,000	1.00%	6/20/19	(1,251)	—	—	(1,251)
CITI Bespoke Broker 3-7% Tranche 1.40% -Quarterly	160,000	1.00%	6/20/19	(834)	—	—	(834)
LVIP Global Income Fund–20

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
CDS Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:(continued)
Protection Sold/Moody's Ratings (continued)
CITI Bespoke Cambridge 0-3% -Quarterly	140,000	0.00%	12/20/19	$(34,312)	$(11,075)	$—	$(23,237)
CITI Bespoke EQ Tranche 0-3% -Quarterly	50,000	0.00%	9/20/20	(19,283)	(11,922)	—	(7,361)
CITI Bespoke Lisbon 3-7% -Quarterly	200,000	1.00%	6/20/19	(1,043)	—	—	(1,043)
CITI Bespoke Verona 7-15% -Quarterly	250,000	1.00%	12/20/19	(54,820)	—	—	(54,820)
CITI Bespoke Verona EQ Tranche 0-3% -Quarterly	120,000	0.00%	12/20/19	(26,313)	(11,649)	—	(14,664)
JPMC DISH DBS 6.75% 6/1/21/B1 -Quarterly	130,000	5.00%	6/20/23	(7,798)	(972)	—	(6,826)
CITI General Electric 2.70%, 10/9/22/Baa1 -Quarterly	250,000	1.00%	12/20/23	(11,287)	1,176	—	(12,463)
JPMC General Electric 5.625% 9/15/17/Baa1 -Quarterly	125,000	1.00%	12/20/23	(5,644)	(499)	—	(5,145)
JPMC General Electric 5.625% 9/15/17/Baa1 -Quarterly	125,000	1.00%	12/20/23	(5,643)	(583)	—	(5,060)
JPMC General Electric 5.625% 9/15/17/Baa1 -Quarterly	50,000	1.00%	12/20/23	(2,258)	(987)	—	(1,271)
JPMC General Electric 5.625% 9/15/17/Baa1 -Quarterly	1,500,000	1.00%	3/20/19	394	959	—	(565)
JPMC General Electric 5.625% 9/15/17/Baa1 -Quarterly	50,000	1.00%	12/20/23	(2,258)	(1,633)	—	(625)
BCLY Italy Government International Bond 6.875% 9/27/23/Baa3 -Quarterly	200,000	1.00%	6/20/23	(7,823)	(8,529)	706	—
BCLY Malaysia Government Bonds 0.01%, 12/31/99 -Quarterly	205,000	1.00%	12/20/23	(806)	(685)	—	(121)
JPMC Nabors Industries 9.25% 1/15/19/B1 -Quarterly	100,000	1.00%	12/20/23	(25,970)	(14,049)	—	(11,921)
JPMC Nabors Industries 9.25% 1/15/19/B1 -Quarterly	50,000	1.00%	12/20/23	(12,985)	(6,869)	—	(6,116)
JPMC Nabors Industries 9.25% 1/15/19/B1 -Quarterly	65,000	1.00%	12/20/23	(16,881)	(11,092)	—	(5,789)
BCLY Republic of Argentina 7.50% 4/22/26/B2 -Quarterly	70,000	5.00%	6/20/23	(7,048)	1,374	—	(8,422)
LVIP Global Income Fund–21

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
CDS Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Over-The-Counter:(continued)
Protection Sold/Moody's Ratings (continued)
CITI Republic of Argentina 7.50% 4/22/26/B2 -Quarterly	85,000	1.00%	12/20/23	$(9,362)	$(4,555)	$—	$(4,807)
CITI Republic of Argentina 7.50% 4/22/26/B2 -Quarterly	90,000	5.00%	6/20/23	(9,062)	(2,073)	—	(6,989)
JPMC Republic of Colombia 10.375% 1/28/33/Baa2 -Quarterly	250,000	1.00%	12/20/23	(6,355)	(1,707)	—	(4,648)
CITI Republic of Indonesia 5.875% 3/13/20/Baa2 -Quarterly	300,000	1.00%	12/20/23	(4,902)	(6,454)	1,552	—
CITI United Mexican States 4.15% 3/28/27/A3 -Quarterly	325,000	1.00%	12/20/23	(7,981)	(2,551)	—	(5,430)
BCLY Vietnam Government International Bond 6.75%, 01/29/20/Ba3 -Quarterly	85,000	1.00%	12/20/23	(2,500)	(2,150)	—	(350)
BCLY Vietnam Government International Bond 6.75%, 01/29/20/Ba3 -Quarterly	120,000	1.00%	12/20/23	(3,530)	(3,029)	—	(501)
					(104,502)	2,258	(194,630)
Total CDS Contracts					$(124,440)	$32,048	$(250,405)
Swap Contract1
Inflation Swap Contract
	Notional Amount[3]	Fixed Interest Rate Paid	Termination Date	Value	Unrealized Depreciation[2]
Centrally Cleared:
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,450,000	1.96%	8/31/24	$(586)	$(586)
LVIP Global Income Fund–22

LVIP Global Income Fund
Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)[6]	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Receive USD LIBOR03M-(Semiannual/Quaterly)	1,880,000	1.82%	(2.55%)	2/3/25	$76,395	$—	$76,395	$—
Receive USD LIBOR03M-(Semiannual/Quaterly)	1,450,000	1.99%	(2.38%)	3/27/25	44,554	—	44,554	—
Receive USD LIBOR03M-(Semiannual/Quaterly)	6,500,000	3.85%	(2.65%)	8/22/43	(1,264,548)	—	—	(1,264,548)
Receive USD LIBOR03M-(Semiannual/Quaterly)	3,775,000	2.38%	(2.41%)	6/9/47	348,801	—	348,801	—
Total IRS Contracts						$—	$469,750	$(1,264,548)
Swap Contracts1
Total Return Swap (TRS) Contracts
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Paid	Termination Date	Value	Unrealized Depreciation
Over-The-Counter:
CITI-Receive amounts based on iBoxx USD Liquid High Yield Index[7] and pay variable quarterly payments based on LIBOR03M.	700,000	2.34%	6/23/19	$(13,303)	$(13,303)
JPM-Receive amounts based on iBoxx USD Liquid High Yield Index[7] and pay variable quarterly payments based on LIBOR03M.	800,000	2.34%	6/20/19	(13,487)	(13,487)
JPM-Receive amounts based on iBoxx USD Liquid High Yield Index[7] and pay variable quarterly payments based on LIBOR03M.	200,000	2.34%	3/20/19	(4,852)	(4,852)
JPM-Receive amounts based on iBoxx USD Liquid High Yield Index[7] and pay variable quarterly payments based on LIBOR03M.	200,000	2.34%	3/20/19	(5,671)	(5,671)
Total TRS Contracts				$(37,313)	$(37,313)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2018.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia. Constituents for the index can be found at www.markit.com/Documentation.
LVIP Global Income Fund–23

LVIP Global Income Fund
Statement of Net Assets (continued)
[5] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[6] Rate resets based on LIBOR03M.
[7] The Markit iBoxx USD Liquid High Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The index is used as a basis for tradable products, including ETFs. Multi-contributor pricing and support for the index from leading financial institutions ensure that the index is a tradable reflection of the corporate high yield bond market. Constituents for the index can be found at www.markit.com/Documentation.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
BAMLL–Bank of America Merrill Lynch Large Loan
BCLY–Barclays Bank
BNP–BNP Paribas
BOA–Bank of America
BRL–Brazilian Real
CAD–Canadian Dollar
CDX.EM–Credit Default Swap Index Emerging Markets
CDX.NA.HY–Credit Default Swap Index North America High Yield
CITI–Citigroup Global Markets
CLO–Collateralized Loan Obligation
CNH–Chinese Yuan Renminbi
CPI-U–Consumer Price Index for All Urban Consumers
DB–Deutsche Bank
EUR–Euro
GBP–British Pound Sterling
GDP–Gross Domestic Product
GHS–Ghanaian Cedi
GSI–Goldman Sachs International
H15T1Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year
HSBC–Hong Kong and Shanghai Banking Corporation
IDR–Indonesia Rupiah
INR–Indian Rupee
IRS–Interest Rate Swap
JPM–JPMorgan
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
LIBOR12M–Intercontinental Exchange London Interbank Offered Rate USD 12 Month
MSC–Morgan Stanley & Co.
MXN–Mexican Peso
MYR–Malaysian Ringgit
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
PHP–Philippine Peso
PLN–Polish Zloty
SCB–Standard Chartered Bank
SEK–Swedish Krona
SGD–Singapore Dollar
SSB–State Street Bank
THB–Thailand Baht
UBS–Union Bank of Switzerland
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–24

LVIP Global Income Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$ 23,442,635
Dividends	631,096
Foreign Taxes Withheld	(189,671)
23,884,060
EXPENSES:
Management fees	6,005,034
Distribution fees-Service Class	1,699,340
Shareholder servicing fees	267,917
Accounting and administration expenses	226,178
Reports and statements to shareholders	132,358
Custodian fees	102,097
Pricing fees	94,854
Professional fees	68,230
Trustees’ fees and expenses	30,993
Consulting fees	2,376
Other	7,594
8,636,971
Less:
Management fees waived	(646,696)
Total operating expenses	7,990,275
NET INVESTMENT INCOME	15,893,785
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	(3,002,276)
Foreign currencies	9,750,812
Foreign currency exchange contracts	8,290,256
Futures contracts	(207,494)
Swap contracts	136,636
Net realized gain	14,967,934
Net change in unrealized appreciation (depreciation) of:
Investments**	(19,195,262)
Securities sold short	346
Foreign currencies	(180,907)
Foreign currency exchange contracts	1,608,622
Futures contracts	226,170
Swap contracts	920,101
Net change in unrealized appreciation (depreciation)	(16,620,930)
NET REALIZED AND UNREALIZED LOSS	(1,652,996)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 14,240,789

*	Includes $83,063 capital gains taxes paid.
**	Includes $248,771 change in capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 15,893,785	$ 15,609,739
Net realized gain (loss)	14,967,934	(4,586,773)
Net change in unrealized appreciation (depreciation)	(16,620,930)	37,836,500
Net increase in net assets resulting from operations	14,240,789	48,859,466
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(6,474,519)	(1,788,694)
Service Class	(22,014,646)	(3,494,440)
Return of capital:
Standard Class	(1,042,644)	—
Service Class	(3,537,891)	—
	(33,069,700)	(5,283,134)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,058,575	41,412,279
Service Class	44,073,643	84,431,683
Reinvestment of dividends and distributions:
Standard Class	7,517,163	1,788,694
Service Class	25,552,537	3,494,440
	90,201,918	131,127,096
Cost of shares redeemed:
Standard Class	(204,562,213)	(67,855,420)
Service Class	(117,308,510)	(54,183,904)
	(321,870,723)	(122,039,324)
Increase (decrease) in net assets derived from capital share transactions	(231,668,805)	9,087,772
NET INCREASE (DECREASE) IN NET ASSETS	(250,497,716)	52,664,104
NET ASSETS:
Beginning of year	1,057,535,539	1,004,871,435
End of year	$ 807,037,823	$1,057,535,539
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net realized gain:
Standard Class		$ (1,788,694)
Service Class		3,494,440
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–25

LVIP Global Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.356	$ 10.866	$ 10.858	$ 11.556	$ 11.427
Income (loss) from investment operations:
Net investment income[1]	0.217	0.188	0.189	0.193	0.195
Net realized and unrealized gain (loss)	(0.009)	0.360	(0.133)	(0.427)	0.021
Total from investment operations	0.208	0.548	0.056	(0.234)	0.216
Less dividends and distributions from:
Net investment income	(0.398)	—	—	(0.362)	(0.070)
Net realized gain	(0.017)	(0.058)	(0.048)	(0.102)	(0.017)
Return of capital	(0.067)	—	—	—	—
Total dividends and distributions	(0.482)	(0.058)	(0.048)	(0.464)	(0.087)
Net asset value, end of period	$ 11.082	$ 11.356	$ 10.866	$ 10.858	$ 11.556
Total return[2]	1.90%	5.04%	0.51%	(2.02%)	1.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$178,755	$366,308	$374,814	$379,407	$819,163
Ratio of expenses to average net assets	0.68%	0.67%	0.65%	0.65%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.74%	0.72%	0.72%	0.71%
Ratio of net investment income to average net assets	1.91%	1.67%	1.71%	1.69%	1.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	1.60%	1.64%	1.62%	1.61%
Portfolio turnover	47%	59%	49%	54%	81%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–26

LVIP Global Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.284	$ 10.824	$ 10.843	$ 11.540	$ 11.412
Income (loss) from investment operations:
Net investment income[1]	0.187	0.159	0.161	0.163	0.166
Net realized and unrealized gain (loss)	(0.008)	0.359	(0.132)	(0.425)	0.020
Total from investment operations	0.179	0.518	0.029	(0.262)	0.186
Less dividends and distributions from:
Net investment income	(0.372)	—	—	(0.333)	(0.041)
Net realized gain	(0.017)	(0.058)	(0.048)	(0.102)	(0.017)
Return of capital	(0.063)	—	—	—	—
Total dividends and distributions	(0.452)	(0.058)	(0.048)	(0.435)	(0.058)
Net asset value, end of period	$ 11.011	$ 11.284	$ 10.824	$ 10.843	$ 11.540
Total return[2]	1.65%	4.79%	0.26%	(2.27%)	1.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$628,282	$691,228	$630,057	$633,519	$619,992
Ratio of expenses to average net assets	0.93%	0.92%	0.90%	0.90%	0.89%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.99%	0.97%	0.97%	0.96%
Ratio of net investment income to average net assets	1.66%	1.42%	1.46%	1.44%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.35%	1.39%	1.37%	1.36%
Portfolio turnover	47%	59%	49%	54%	81%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–27

LVIP Global Income Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.   Other debt securities, credit default swap (“CDS”) contracts, total return swap contracts, inflation swap contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in
LVIP Global Income Fund–28

LVIP Global Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Withholding taxes on foreign interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.
 Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.07% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.
Franklin Advisers, Inc. (“Franklin”) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin a fee based on Franklin’s managed portion of the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$53,618
Legal	10,624
LVIP Global Income Fund–29

LVIP Global Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $113,526 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$402,930
Distribution fees payable to LFD	135,054
Printing and mailing fees payable to Lincoln Life	(3,322)
Shareholder servicing fees payable to Lincoln Life	20,146
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$324,582,524
Purchases of U.S. government securities	83,324,637
Sales other than U.S. government securities	485,227,571
Sales of U.S. government securities	132,898,510
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$803,736,449
Aggregate unrealized appreciation of investments and derivatives	$ 19,598,652
Aggregate unrealized depreciation of investments and derivatives	(20,141,583)
Net unrealized depreciation of investments and derivatives	$ (542,931)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Global Income Fund–30

LVIP Global Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 15,370,396	$ —	$ 15,370,396
Agency Mortgage-Backed Securities	—	2,369,860	—	2,369,860
Corporate Bonds	—	41,641,305	—	41,641,305
Loan Agreements	—	8,841,371	—	8,841,371
Municipal Bonds	—	991,812	—	991,812
Non-Agency Asset-Backed Securities	—	22,551,031	—	22,551,031
Non-Agency Collateralized Mortgage Obligations	—	3,753,176	—	3,753,176
Non-Agency Commercial Mortgage-Backed Securities	—	3,427,080	—	3,427,080
Sovereign Bonds	—	368,418,671	—	368,418,671
Supranational Banks	—	21,835,847	—	21,835,847
U.S. Treasury Obligations	—	276,111,383	—	276,111,383
Common Stock—	7,473	148,066	38,949	194,488
Money Market Fund	33,051,946	—	—	33,051,946
Short-Term Investment	—	5,454,191	—	5,454,191
Total Investments	$33,059,419	$770,914,189	$38,949	$804,012,557
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 2,323,811	$—	$ 2,323,811
Futures Contracts	$239,029	$ —	$—	$ 239,029
Swap Contracts	$ —	$ 501,798	$—	$ 501,798
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(4,140,109)	$—	$(4,140,109)
Futures Contracts	$ (58,655)	$ —	$—	$ (58,655)
Swap Contracts	$ —	$(1,552,852)	$—	$(1,552,852)
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts, mark-to-market on futures contracts, straddle losses and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP Global Income Fund–31

LVIP Global Income Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$27,172,378	$—
Long-term capital gains	1,316,787	5,283,134
Return of capital	4,580,535	—
Total	$33,069,700	$5,283,134
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(1,773,820)
Other temporary differences	(5,954,403)
Net unrealized depreciation	(861,282)
Distributable earnings/(accumulated loss)	$(8,589,505)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$180,849	$1,592,971	$1,773,820
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	1,147,967	3,668,519
Service Class	3,893,607	7,595,693
Shares reinvested:
Standard Class	686,466	156,683
Service Class	2,348,278	307,826
	8,076,318	11,728,721
Shares redeemed:
Standard Class	(17,961,430)	(6,063,742)
Service Class	(10,441,370)	(4,855,047)
	(28,402,800)	(10,918,789)
Net increase (decrease)	(20,326,482)	809,932
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
LVIP Global Income Fund–32

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund’s investments; to facilitate investments in portfolio securities and to reduce transaction costs.
Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2018, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront
LVIP Global Income Fund–33

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2018, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Statement of Net Assets, at December 31, 2018, the notional value of the protection sold was USD 7,610,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2018, net unrealized depreciation of the protection sold was $224,835.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2018, the Fund used CDS contracts to hedge against credit events; to enhance total return and to gain exposure to certain securities or markets.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2018, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2018, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating “synthetic” inflation-indexed bonds.
LVIP Global Income Fund–34

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$2,323,811	Receivables and other assets net of liabilities	$(4,140,109)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	239,029	Receivables and other assets net of liabilities	(58,655)
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	32,048	Receivables and other assets net of liabilities	(250,405)
Swap contracts (Interest rate contracts)	Receivables and other assets net of liabilities	469,750	Receivables and other assets net of liabilities	(1,302,447)
Total		$3,064,638		$(5,751,616)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$8,290,256	$1,608,622
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(207,494)	226,170
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(74,294)	(201,892)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	210,930	1,121,993
Total		$8,219,398	$2,754,893
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$56,047,902	$264,184,724
Futures contracts (average notional value)	23,836,603	1,979,070
CDS contracts (average notional value)*	8,270,308	2,936,702
Interest rate swap contracts (average notional value)**	3,969,231	21,912,308
Total return swap contracts (average notional value)	1,087,308	—
Inflation rate swap contracts (average notional value)	1,688,462	—

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
LVIP Global Income Fund–35

LVIP Global Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
At December 31, 2018, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
Citigroup Global Markets	$528,478
Deutsche Bank	110,000
Total	$638,478
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ 1,042	$ (51,777)	$ (50,735)
Barclays Bank PLC	23,792	(145,173)	(121,381)
Citigroup Global Markets	64,527	(540,693)	(476,166)
Deutsche Bank	96,755	(189,587)	(92,832)
Goldman Sachs International	24,272	(22,811)	1,461
Hong Kong Shanghai Bank	86,470	(88,265)	(1,795)
JPMorgan Chase Bank	364,562	(391,250)	(26,688)
Morgan Stanley Capital	848	(5,685)	(4,837)
Standard Chartered Bank	15,905	(20,866)	(4,961)
State Street Bank & Trust Company	1,665,955	(2,931,092)	(1,265,137)
Total	$2,344,128	$(4,387,199)	$(2,043,071)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ (50,735)	$—	$ —	$—	$—	$ (50,735)
Barclays Bank PLC	(121,381)	—	—	—	—	(121,381)
Citigroup Global Markets	(476,166)	—	420,000	—	—	(56,166)
Deutsche Bank	(92,832)	—	92,832	—	—	—
Goldman Sachs International	1,461	—	—	—	—	1,461
Hong Kong Shanghai Bank	(1,795)	—	—	—	—	(1,795)
JPMorgan Chase Bank	(26,688)	—	20,000	—	—	(6,688)
Morgan Stanley Capital	(4,837)	—	—	—	—	(4,837)
Standard Chartered Bank	(4,961)	—	—	—	—	(4,961)
State Street Bank & Trust Company	(1,265,137)	—	—	—	—	(1,265,137)
Total	$(2,043,071)	$—	$532,832	$—	$—	$(1,510,239)

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
LVIP Global Income Fund–36

LVIP Global Income Fund
Notes to Financial Statements (continued)
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Global Income Fund–37

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Global Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Global Income Fund–38

LVIP Global Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
The Board also considered that LIAC provided oversight of two sub-advisers, Franklin and Mondrian.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving
LVIP Global Income Fund–39

LVIP Global Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was higher than the net median investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was the same as the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board considered the services provided by Franklin including with respect to the low duration sleeve, the backgrounds of the portfolio managers and Franklin’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. In considering investment performance, the Board considered that Franklin and Mondrian each managed a portion of the Fund’s assets. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar World Bond funds category and the Citi WGBI USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that underperformance as compared to the Morningstar peer group and benchmark index was primarily attributable to fees and the Fund’s currency positions. The Board determined that the services provided by Franklin and Mondrian were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, (which include breakpoints for the Mondrian and Franklin low duration sleeve managed assets) compared to other similar funds in the same strategy for each of Franklin and Mondrian. The Board considered that the subadvisory fee schedules with Franklin and Mondrian were negotiated between LIAC and Franklin and Mondrian, respectively, which are unaffiliated third parties. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee was negotiated between LIAC and Franklin, an unaffiliated party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that it may receive reputational benefits from its association with the complex and that Franklin may receive research and services from brokerage commissions generated by the Fund that may be shared with advisory affiliates.
The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board reviewed materials provided by Mondrian as to any additional benefits it receives, and noted that none were identified by Mondrian.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Global Income Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Global Income Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Global Income Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Global Income Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Income Fund–44

LVIP Goldman Sachs Income Builder Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Goldman Sachs Income Builder Fund

LVIP Goldman Sachs Income Builder Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Goldman Sachs Income Builder Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Goldman Sachs Asset Management, L.P.
The Fund returned (4.42)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Goldman Sachs Income Builder Composite1, returned (4.10)% and its broad-based benchmark index, the Russell 1000® Value Index2, returned (8.27)%.
Despite a strong start to year amid solid economic data, a $1.5 trillion tax reform plan and a favorable earning season, U.S. equities endured a challenging and volatile year. The Federal Reserve Board (Fed) raised rates four times over the year and communicated an upbeat view of the economic outlook, spurred by strong U.S. labor and inflation data. Against the strong fundamentals, escalating trade tensions, fears of a global economic slowdown and populist politics weighed on investor sentiment throughout the year. U.S. equities fell sharply in the fourth quarter as investor sentiment rapidly deteriorated on escalating trade and political uncertainty, and in a delayed response to an earlier sell-off in global rates. The best performing sectors over the year were Health Care, Utilities and Information Technology, while the worst performing sectors were Energy, Materials and Industrials.
After delivering a positive return over the first three quarters of 2018, high-yield credit weakened in the fourth quarter. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index3 returned (4.54%) over the fourth quarter, while full year returns finished at (2.08%). Option adjusted spreads widened 183 basis points (bps) in 2018, ending at 526 bps. All of this spread widening occurred in the fourth quarter as spreads widened 210 bps over that period. B-rated bonds returned (1.31%) in 2018 and outperformed BB-rated bonds and CCC-rated bonds, which returned (2.42%) and (3.84%), respectively. BB-rated credits underperformed the broader high yield market and B-rated credits in 2018 due to investor concerns over rising rates in the first half of the year. While CCC-rated credits outperformed the other ratings cohorts in the earlier part of the year, they significantly underperformed in the fourth quarter of 2018 amid broader market weakness and a selloff in oil prices. High yield outperformed the S&P 500 Index (4.38%), but underperformed bank loans (1.14%) for the year.
Within equities, the most significant drivers of negative total returns were stock selection within the Financials sector. In terms of individual holdings, Vodafone Group (0.6% of the portfolio) was the largest headwind for results. Positive drivers of total returns were stock selection within the Health Care sector. The top performing individual holdings were Pfizer, Inc. (1.1%), Microsoft Corp. (1.6%) and Abbott Laboratories (0.5%).
Within the fixed income allocation of the Fund, our exposure to corporate credit was the largest detractor from returns in 2018 as their spreads widened. In terms of industries, our exposures to high-yield energy and investment-grade tobacco reduced returns, while our exposure to investment-grade telecom and technology contributed to performance.
During the period, we used U.S. Treasury futures and exchange-traded options to hedge our duration position relative to the bond exposure the portfolio held. We also employed these derivatives to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.
Given that the primary goals of the Fund are to provide investors with an attractive and sustainable yield, to provide attractive total return and to target lower volatility relative to the equity markets, the Fund does not explicitly manage returns relative to the benchmark. However, the Fund does manage interest rate sensitivity through an active duration strategy, which is managed against the benchmark. The duration strategy of the Fund contributed to performance.
Portfolio Managers:
Goldman Sachs Asset Management, L.P.:	Ron Arons
Collin Bell
David Beers
Charles “Brook” Dane
Daniel Lochner
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Goldman Sachs Income Builder Fund–1

LVIP Goldman Sachs Income Builder Fund
2018 Annual Report Commentary (unaudited) (continued)
LVIP Goldman Sachs Income Builder Fund
Growth of $10,000 invested 5/1/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Goldman Sachs Income Builder Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,891 for the Standard Class shares and to $10,765 for the Service Class shares. For comparison, look at how the Goldman Sachs Income Builder Composite and Russell 1000® Value Index did from 5/1/14 through 12/31/18. The same $10,000 investment would have increased to $11,954 and $12,836, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.42%
Inception (5/1/14)	+ 1.84%
Service Class Shares
One Year	- 4.65%
Inception (5/1/14)	+ 1.59%
1. The Goldman Sachs Income Builder Composite is constructed as follows: 40% Russell 1000 Value Index, 30% Bloomberg Barclays U.S. Credit Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 15% ICE Bank of America Merrill Lynch US High Yield BB-B Constrained Index.
2. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
3. The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC.The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP Goldman Sachs Income Builder Fund–2

LVIP Goldman Sachs Income Builder Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$974.60	0.75%	$3.73
Service Class Shares	1,000.00	973.40	1.00%	4.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.40	0.75%	$3.82
Service Class Shares	1,000.00	1,020.20	1.00%	5.09

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Goldman Sachs Income Builder Fund–3

LVIP Goldman Sachs Income Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	33.83%
U.S. Markets	27.17%
Aerospace & Defense	0.46%
Banks	3.22%
Biotechnology	0.18%
Capital Markets	0.48%
Chemicals	0.31%
Commercial Services & Supplies	0.39%
Communications Equipment	0.90%
Diversified Telecommunication Services	1.09%
Electric Utilities	0.92%
Electronic Equipment, Instruments & Components	0.25%
Energy Equipment & Services	0.25%
Equity Real Estate Investment Trusts	1.84%
Food Products	0.66%
Health Care Equipment & Supplies	1.40%
Health Care Providers & Services	0.14%
Hotels, Restaurants & Leisure	0.59%
Household Products	0.51%
Industrial Conglomerates	0.91%
Insurance	0.43%
Internet Software & Services	0.36%
IT Services	0.24%
Machinery	0.33%
Media	0.49%
Multi-Utilities	0.38%
Oil, Gas & Consumable Fuels	2.91%
Pharmaceuticals	3.24%
Road & Rail	0.51%
Semiconductors & Semiconductor Equipment	0.94%
Software	1.57%
Technology Hardware, Storage & Peripherals	0.36%
Tobacco	0.48%
Water Utilities	0.43%
Developed Markets	6.66%
Capital Markets	0.25%
Chemicals	0.45%
Construction & Engineering	0.50%
Electric Utilities	1.03%
Equity Real Estate Investment Trusts	0.50%
Insurance	0.28%
Metals & Mining	0.46%
Oil, Gas & Consumable Fuels	1.67%
Personal Products	0.61%
Pharmaceuticals	0.35%
Wireless Telecommunication Services	0.56%
Security Type/Sector	Percentage of Net Assets
Preferred Stocks	0.61%
Agency Asset-Backed Security	0.10%
Corporate Bonds	43.59%
Aerospace & Defense	1.47%
Agriculture	0.67%
Auto Manufacturers	0.23%
Auto Parts & Equipment	0.20%
Banks	6.20%
Beverages	0.87%
Biotechnology	1.19%
Building Materials	0.22%
Chemicals	1.00%
Commercial Services	0.21%
Computers	0.90%
Diversified Financial Services	1.45%
Electric	1.00%
Food	2.02%
Gas	0.33%
Health Care Products	1.61%
Health Care Services	1.18%
Insurance	1.21%
Internet	2.29%
Media	2.16%
Mining	0.10%
Miscellaneous Manufacturing	0.24%
Oil & Gas	1.69%
Oil & Gas Services	0.23%
Pharmaceuticals	2.84%
Pipelines	3.63%
Real Estate Investment Trusts	1.54%
Retail	0.49%
Semiconductors	0.95%
Software	0.23%
Sovereign	0.23%
Telecommunications	4.10%
Transportation	0.46%
Trucking & Leasing	0.45%
Non-Agency Asset-Backed Securities	4.34%
Loan Agreements	1.99%
U.S. Treasury Obligations	4.13%
Money Market Fund	10.69%
Total Investments	99.28%
Receivables and Other Assets Net of Liabilities	0.72%
Total Net Assets	100.00%

LVIP Goldman Sachs Income Builder Fund–4

LVIP Goldman Sachs Income Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	1.57%
Johnson & Johnson	1.23%
Chevron	1.13%
Pfizer	1.07%
Royal Dutch Shell Class A ADR	1.07%
Medtronic	0.91%
Cisco Systems	0.90%
JPMorgan Chase & Co.	0.71%
Verizon Communications	0.64%
Unilever (New York Shares)	0.61%
Total	9.84%

Geography*	Percentage of Net Assets
Belgium	0.87%
Bermuda	0.28%
Canada	1.54%
Cayman Islands	4.34%
Finland	0.04%
France	0.81%
Ireland	0.22%
Italy	1.30%
Luxembourg	0.58%
Singapore	0.25%
Spain	0.27%
Switzerland	1.23%
United Arab Emirates	0.23%
United Kingdom	4.77%
United States	71.86%
Total	88.59%

*	Allocation includes all investments except for money market fund.

ADR–American Depositary Receipt
IT–Information Technology
LVIP Goldman Sachs Income Builder Fund–5

LVIP Goldman Sachs Income Builder Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–33.83%
U.S. MARKETS–27.17%
Aerospace & Defense–0.46%
Northrop Grumman	297	$ 72,735
Raytheon	174	26,683
		99,418
Banks–3.22%
Bank of America	2,435	59,998
BB&T	3,012	130,480
Commerce Bancshares	1,113	62,740
Cullen/Frost Bankers	390	34,297
JPMorgan Chase & Co.	1,563	152,580
M&T Bank	506	72,424
SunTrust Banks	2,361	119,089
Wells Fargo & Co.	1,264	58,245
		689,853
Biotechnology–0.18%
Gilead Sciences	608	38,030
		38,030
Capital Markets–0.48%
Northern Trust	1,218	101,813
		101,813
Chemicals–0.31%
DowDuPont	486	25,991
Ecolab	273	40,227
		66,218
Commercial Services & Supplies–0.39%
Republic Services	1,160	83,624
		83,624
Communications Equipment–0.90%
Cisco Systems	4,465	193,469
		193,469
Diversified Telecommunication Services–1.09%
AT&T	3,357	95,809
Verizon Communications	2,462	138,413
		234,222
Electric Utilities–0.92%
Duke Energy	1,297	111,931
Pinnacle West Capital	1,001	85,285
		197,216
Electronic Equipment, Instruments & Components–0.25%
TE Connectivity	722	54,605
		54,605
Energy Equipment & Services–0.25%
Schlumberger	1,460	52,677
		52,677
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts–1.84%
American Tower	422	$ 66,756
AvalonBay Communities	391	68,054
Camden Property Trust	649	57,145
Crown Castle International	964	104,719
Hudson Pacific Properties	2,050	59,573
Ventas	648	37,966
		394,213
Food Products–0.66%
Kraft Heinz	1,486	63,957
Mondelez International Class A	1,953	78,179
		142,136
Health Care Equipment & Supplies–1.40%
Abbott Laboratories	1,463	105,819
Medtronic	2,138	194,472
		300,291
Health Care Providers & Services–0.14%
CVS Health	465	30,467
		30,467
Hotels, Restaurants & Leisure–0.59%
McDonald's	709	125,897
		125,897
Household Products–0.51%
Procter & Gamble	1,198	110,120
		110,120
Industrial Conglomerates–0.91%
3M	406	77,359
Honeywell International	895	118,248
		195,607
Insurance–0.43%
Principal Financial Group	940	41,520
Travelers	430	51,492
		93,012
Internet Software & Services–0.36%
†Alphabet Class A	73	76,282
		76,282
IT Services–0.24%
Fidelity National Information Services	495	50,762
		50,762
Machinery–0.33%
Stanley Black & Decker	599	71,724
		71,724
LVIP Goldman Sachs Income Builder Fund–6

LVIP Goldman Sachs Income Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Media–0.49%
Comcast Class A	3,052	$ 103,921
		103,921
Multi-Utilities–0.38%
Public Service Enterprise Group	833	43,358
Sempra Energy	356	38,515
		81,873
Oil, Gas & Consumable Fuels–2.91%
Antero Midstream Partners L.P.	1,354	28,962
Chevron	2,227	242,275
Energy Transfer L.P.	7,720	101,981
Exxon Mobil	841	57,348
Marathon Petroleum	975	57,535
Plains All American Pipeline L.P.	1,820	36,473
Williams	4,476	98,696
		623,270
Pharmaceuticals–3.24%
Bristol-Myers Squibb	2,167	112,641
Johnson & Johnson	2,046	264,036
Merck & Co.	1,165	89,017
Pfizer	5,258	229,512
		695,206
Road & Rail–0.51%
Union Pacific	792	109,478
		109,478
Semiconductors & Semiconductor Equipment–0.94%
Analog Devices	601	51,584
Intel	1,940	91,044
Texas Instruments	615	58,118
		200,746
Software–1.57%
Microsoft	3,303	335,486
		335,486
Technology Hardware, Storage & Peripherals–0.36%
Apple	492	77,608
		77,608
Tobacco–0.48%
Altria Group	2,069	102,188
		102,188
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Water Utilities–0.43%
American Water Works	1,018	$ 92,404
		92,404
Total U.S. Markets (Cost $5,815,846)		5,823,836
§DEVELOPED MARKETS–6.66%
Capital Markets–0.25%
Singapore Exchange ADR	671	52,976
		52,976
Chemicals–0.45%
Linde	625	97,525
		97,525
Construction & Engineering–0.50%
Vinci S.A. ADR	5,281	108,313
		108,313
Electric Utilities–1.03%
Enel S.p.A. ADR	19,568	113,690
Fortis (New York Shares)	3,220	107,419
		221,109
Equity Real Estate Investment Trusts–0.50%
Klepierre S.A.	2,154	66,536
SITE Centers	3,645	40,350
		106,886
Insurance–0.28%
RenaissanceRe Holdings	442	59,095
		59,095
Metals & Mining–0.46%
Rio Tinto ADR	2,016	97,736
		97,736
Oil, Gas & Consumable Fuels–1.67%
BP ADR	3,408	129,231
Royal Dutch Shell Class A ADR	3,932	229,118
		358,349
Personal Products–0.61%
Unilever (New York Shares)	2,439	131,218
		131,218
Pharmaceuticals–0.35%
AstraZeneca ADR	1,961	74,479
		74,479

LVIP Goldman Sachs Income Builder Fund–7

LVIP Goldman Sachs Income Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Wireless Telecommunication Services–0.56%
Vodafone Group ADR	6,238	$ 120,269
		120,269
Total Developed Markets (Cost $1,510,105)		1,427,955
Total Common Stock (Cost $7,325,951)		7,251,791
PREFERRED STOCKS–0.61%
•Delphi Financial Group 6.00% (LIBOR03M + 3.19%)	974	21,671
•Morgan Stanley 6.38% (LIBOR03M + 3.71%)	837	21,117
Qwest 6.50%	248	4,648
•SCE Trust III 5.75% (LIBOR03M + 2.99%)	3,591	83,096
Total Preferred Stocks (Cost $141,567)		130,532

	Principal Amount°
AGENCY ASSET-BACKED SECURITY–0.10%
•Chase Education Loan Trust Series 2007-A A3 2.88% (LIBOR03M + 0.07%) 12/28/23	22,442	22,400
Total Agency Asset-Backed Security (Cost $22,151)		22,400
CORPORATE BONDS–43.59%
Aerospace & Defense–1.47%
Arconic 5.40% 4/15/21	100,000	101,375
Northrop Grumman 3.25% 1/15/28	175,000	163,589
•United Technologies 3.28% (LIBOR03M + 0.65%) 8/16/21	50,000	49,831
		314,795
Agriculture–0.67%
BAT Capital 4.39% 8/15/37	175,000	143,658
		143,658
Auto Manufacturers–0.23%
General Motors 6.75% 4/1/46	50,000	48,553
		48,553
Auto Parts & Equipment–0.20%
Delphi Technologies 5.00% 10/1/25	50,000	42,125
		42,125
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks–6.20%
Bank of America
3.25% 10/21/27	125,000	$ 115,836
4.13% 1/22/24	75,000	76,074
μ6.10% (LIBOR03M + 3.90%) 3/17/25	50,000	49,313
Capital One Financial 2.50% 5/12/20	130,000	128,360
CIT Group 5.25% 3/7/25	50,000	49,000
Citigroup 4.45% 9/29/27	150,000	144,727
Credit Suisse Group 4.28% 1/9/28	250,000	241,443
JPMorgan Chase & Co.
3.63% 12/1/27	200,000	186,461
μ6.10% (LIBOR03M + 3.33%) 10/1/24	25,000	24,875
μ6.13% (LIBOR03M + 3.33%) 4/30/24	50,000	49,688
Morgan Stanley
3.70% 10/23/24	75,000	73,812
4.00% 7/23/25	100,000	98,739
Wells Fargo & Co. 3.90% 5/1/45	100,000	91,976
		1,330,304
Beverages–0.87%
Anheuser-Busch InBev Worldwide 4.70% 2/1/36	200,000	186,009
		186,009
Biotechnology–1.19%
Gilead Sciences 2.95% 3/1/27	275,000	256,295
		256,295
Building Materials–0.22%
Masonite International 5.75% 9/15/26	50,000	47,250
		47,250
Chemicals–1.00%
Ashland, LLC
4.75% 8/15/22	50,000	49,437
6.88% 5/15/43	50,000	49,500
Sherwin-Williams
3.45% 6/1/27	50,000	46,692
4.50% 6/1/47	75,000	67,891
		213,520
Commercial Services–0.21%
Refinitiv US Holdings 8.25% 11/15/26	50,000	45,813
		45,813

LVIP Goldman Sachs Income Builder Fund–8

LVIP Goldman Sachs Income Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Computers–0.90%
Banff Merger Sub 9.75% 9/1/26	25,000	$ 22,937
Dell International
6.02% 6/15/26	50,000	50,299
8.10% 7/15/36	50,000	54,472
Western Digital 4.75% 2/15/26	75,000	65,344
		193,052
Diversified Financial Services–1.45%
Ally Financial 8.00% 11/1/31	50,000	55,750
Curo Group Holdings 8.25% 9/1/25	50,000	39,500
Ladder Capital Finance Holdings 5.25% 3/15/22	50,000	48,750
Nationstar Mortgage 6.50% 7/1/21	50,000	48,875
Navient 5.88% 3/25/21	50,000	48,063
Neuberger Berman Group / Neuberger Berman Finance 4.50% 3/15/27	25,000	25,020
Springleaf Finance 7.13% 3/15/26	50,000	44,719
		310,677
Electric–1.00%
Berkshire Hathaway Energy 3.25% 4/15/28	65,000	61,906
Sempra Energy 3.40% 2/1/28	65,000	59,504
Southern 4.40% 7/1/46	100,000	92,299
		213,709
Food–2.02%
B&G Foods 5.25% 4/1/25	25,000	23,344
General Mills 3.20% 4/16/21	125,000	124,381
Kraft Heinz Foods 4.38% 6/1/46	100,000	82,685
Post Holdings 5.50% 3/1/25	50,000	48,178
Sysco
3.75% 10/1/25	100,000	97,656
4.85% 10/1/45	55,000	56,327
		432,571
Gas–0.33%
NiSource 4.38% 5/15/47	75,000	70,046
		70,046
Health Care Products–1.61%
Becton Dickinson & Co.
3.13% 11/8/21	65,000	64,150
•3.68% (LIBOR03M + 0.88%) 12/29/20	65,000	64,365
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
Becton Dickinson & Co. (continued)
3.70% 6/6/27	125,000	$ 118,440
Thermo Fisher Scientific 3.65% 12/15/25	100,000	98,680
		345,635
Health Care Services–1.18%
CHS / Community Health Systems 6.88% 2/1/22	44,000	20,240
DaVita 5.00% 5/1/25	100,000	91,125
HCA
4.75% 5/1/23	50,000	49,375
5.88% 2/15/26	25,000	24,937
Tenet Healthcare
5.13% 5/1/25	50,000	46,750
7.50% 1/1/22	20,000	20,325
		252,752
Insurance–1.21%
American International Group
3.90% 4/1/26	50,000	48,178
4.50% 7/16/44	130,000	116,435
Fidelity & Guaranty Life Holdings 5.50% 5/1/25	25,000	24,008
Hartford Financial Services Group 4.30% 4/15/43	75,000	69,929
		258,550
Internet–2.29%
Amazon.com
2.80% 8/22/24	175,000	170,224
4.95% 12/5/44	50,000	55,556
Booking Holdings 3.65% 3/15/25	125,000	121,894
Netflix 5.88% 2/15/25	50,000	50,563
Symantec 5.00% 4/15/25	20,000	18,704
VeriSign 5.25% 4/1/25	75,000	74,531
		491,472
Media–2.16%
Charter Communications Operating
3.58% 7/23/20	125,000	124,912
6.38% 10/23/35	50,000	51,453
Comcast 4.60% 8/15/45	25,000	24,414
DISH DBS 5.88% 7/15/22	50,000	46,188
Gray Escrow 7.00% 5/15/27	25,000	24,392
Sirius XM Radio 4.63% 5/15/23	75,000	72,187
Univision Communications 5.13% 5/15/23	50,000	45,000
Videotron 5.38% 6/15/24	75,000	74,531
		463,077

LVIP Goldman Sachs Income Builder Fund–9

LVIP Goldman Sachs Income Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Mining–0.10%
Glencore Finance Canada 5.55% 10/25/42	25,000	$ 22,551
		22,551
Miscellaneous Manufacturing–0.24%
Bombardier 7.75% 3/15/20	50,000	50,938
		50,938
Oil & Gas–1.69%
Chesapeake Energy 8.00% 1/15/25	45,000	39,938
Halcon Resources 6.75% 2/15/25	37,000	27,195
Laredo Petroleum 5.63% 1/15/22	50,000	45,125
Matador Resources 5.88% 9/15/26	50,000	46,125
MEG Energy 6.38% 1/30/23	50,000	47,437
Noble Holding International
7.75% 1/15/24	50,000	38,063
7.88% 2/1/26	25,000	21,406
Range Resources 5.88% 7/1/22	50,000	46,500
Transocean 9.00% 7/15/23	50,000	49,937
		361,726
Oil & Gas Services–0.23%
Nine Energy Service 8.75% 11/1/23	25,000	23,875
Weatherford International 6.80% 6/15/37	50,000	26,500
		50,375
Pharmaceuticals–2.84%
Bausch Health
7.00% 3/15/24	50,000	50,625
9.00% 12/15/25	100,000	99,875
CVS Health
4.78% 3/25/38	25,000	24,030
5.13% 7/20/45	125,000	122,111
Elanco Animal Health 3.91% 8/27/21	25,000	25,171
Mylan
3.15% 6/15/21	130,000	127,209
3.95% 6/15/26	75,000	68,572
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/26	100,000	90,644
		608,237
Pipelines–3.63%
DCP Midstream Operating 6.75% 9/15/37	50,000	49,500
Energy Transfer 4.25% 3/15/23	30,000	28,950
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating 5.10% 2/15/45	100,000	$ 100,721
Genesis Energy 6.00% 5/15/23	50,000	46,375
Kinder Morgan 5.55% 6/1/45	55,000	54,658
Kinder Morgan Energy Partners L.P. 7.30% 8/15/33	50,000	57,928
NGPL PipeCo, LLC 4.38% 8/15/22	10,000	9,775
Plains All American Pipeline 4.70% 6/15/44	135,000	116,241
Plains All American Pipeline / PAA Finance 3.60% 11/1/24	25,000	23,822
Sabine Pass Liquefaction 5.63% 3/1/25	125,000	129,970
Williams Companies
6.30% 4/15/40	95,000	101,362
7.50% 1/15/31	50,000	59,884
		779,186
Real Estate Investment Trusts–1.54%
American Tower
3.38% 10/15/26	75,000	69,891
5.00% 2/15/24	75,000	77,670
Crown Castle International 5.25% 1/15/23	50,000	51,968
Equinix 5.38% 5/15/27	75,000	73,500
iStar 4.63% 9/15/20	10,000	9,775
SBA Communications 4.88% 9/1/24	50,000	47,188
		329,992
Retail–0.49%
1011778 BC ULC / New Red Finance 5.00% 10/15/25	50,000	46,125
JC Penney 7.40% 4/1/37	50,000	17,000
L Brands 6.88% 11/1/35	50,000	42,010
		105,135
Semiconductors–0.95%
Broadcom
3.50% 1/15/28	100,000	86,803
3.63% 1/15/24	75,000	71,038
3.88% 1/15/27	50,000	44,931
		202,772
Software–0.23%
Microsoft 3.75% 2/12/45	50,000	48,491
		48,491

LVIP Goldman Sachs Income Builder Fund–10

LVIP Goldman Sachs Income Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
CORPORATE BONDS (continued)
Sovereign–0.23%
μCoBank ACB 6.25% (LIBOR03M + 4.66%) 10/1/26	50,000	$ 50,250
		50,250
Telecommunications–4.10%
AT&T 5.25% 3/1/37	175,000	172,387
Frontier Communications
8.50% 4/1/26	25,000	21,937
9.00% 8/15/31	50,000	27,000
Intelsat Jackson Holdings
8.00% 2/15/24	50,000	51,625
8.50% 10/15/24	25,000	24,375
Nokia 4.38% 6/12/27	10,000	9,325
Nokia of America Corp 6.45% 3/15/29	50,000	49,125
Sprint 7.88% 9/15/23	100,000	102,875
Telefonica Emisiones 7.05% 6/20/36	50,000	57,125
Verizon Communications 5.25% 3/16/37	125,000	130,593
Wind Tre 5.00% 1/20/26	200,000	165,752
Windstream Services / Windstream Finance 8.63% 10/31/25	75,000	67,125
		879,244
Transportation–0.46%
Penske Truck Leasing / PTL Finance 3.38% 2/1/22	100,000	98,955
		98,955
Trucking & Leasing–0.45%
DAE Funding, LLC 4.00% 8/1/20	50,000	48,875
Park Aerospace Holdings 5.25% 8/15/22	50,000	48,562
		97,437
Total Corporate Bonds (Cost $9,919,335)		9,345,152
NON-AGENCY ASSET-BACKED SECURITIES–4.34%
•Madison Park Funding XII Series 2014-12A AR 3.73% (LIBOR03M + 1.26%) 7/20/26	213,393	213,259
•Sound Point Clo XXI Series 2018-3A A1A 3.59% (LIBOR03M + 1.18%) 10/26/31	300,000	296,200
•Staniford Street CLO Series 2014-1A AR 3.97% (LIBOR03M + 1.18%) 6/15/25	124,866	124,812
	Principal Amount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Whitehorse XII Series 2018-12A A 3.68% (LIBOR03M + 1.25%) 10/15/31	300,000	$ 296,584
Total Non-Agency Asset-Backed Securities (Cost $937,816)		930,855
LOAN AGREEMENTS–1.99%
•Avast Software B.V. 5.30% (LIBOR03M + 2.50%) 9/30/23	16,934	16,443
•First Data 1st Lien 4.50% (LIBOR01M + 2.00%) 4/26/24	20,624	19,752
•First Data Corporation 4.50% (LIBOR01M + 2.00%) 7/8/22	15,347	14,784
•Getty Images 6.02% (LIBOR01M + 3.50%) 10/18/19	24,041	23,463
•Infor US 5.27% (LIBOR01M + 2.75%) 2/1/22	24,124	23,198
•Intelsat Jackson Holdings S.A. 6.26% (LIBOR01M + 3.75%) 11/27/23	50,000	48,629
•MEG Energy 6.03% (LIBOR01M + 3.50%) 12/31/23	4,444	4,360
•Microchip Technology Incorporated 4.53% (LIBOR01M + 2.00%) 5/29/25	22,608	21,487
•Micron Technology Inc 4.28% (LIBOR01M + 1.75%) 4/26/22	24,375	24,004
•Sabre GLBL Inc. 4.52% (LIBOR01M + 2.00%) 2/22/24	12,040	11,699
•Shearer's Foods 6.77% (LIBOR01M + 4.25%) 6/30/21	24,112	23,168
•SS&C European Holdings Tranche B4 1st Lien 4.77% (LIBOR01M + 2.25%) 4/16/25	10,589	10,022
•SS&C Technologies Inc. 4.77% (LIBOR01M + 2.25%) 4/16/25	49,874	47,225
•SS&C Technologies Tranche B3 1st Lien 4.77% (LIBOR01M + 2.25%) 4/16/25	27,918	26,422
•TransDigm 5.02% (LIBOR01M + 2.50%) 8/22/24	48,494	45,905

LVIP Goldman Sachs Income Builder Fund–11

LVIP Goldman Sachs Income Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
LOAN AGREEMENTS (continued)
•U.S. Renal Care 7.05% (LIBOR03M + 4.25%) 12/30/22	24,250	$ 23,165
•Valeant Pharmaceuticals International 5.38% (LIBOR01M + 3.00%) 6/2/25	20,348	19,491
•Worldpay, LLC 3.94% (LIBOR01M + 1.50%) 1/16/23	24,062	23,714
Total Loan Agreements (Cost $440,068)		426,931
U.S. TREASURY OBLIGATIONS–4.13%
U.S. Treasury Notes
1.13% 6/30/21	640,000	619,587
	Principal Amount°	Value(U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.38% 9/30/20	270,000	$ 264,753
Total U.S. Treasury Obligations (Cost $886,979)		884,340

	Number of Shares
MONEY MARKET FUND–10.69%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	2,291,229	2,291,229
Total Money Market Fund (Cost $2,291,229)		2,291,229

TOTAL INVESTMENTS–99.28% (Cost $21,965,096)	21,283,230
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.72%	155,057
NET ASSETS APPLICABLE TO 2,283,451 SHARES OUTSTANDING–100.00%	$21,438,287
NET ASSET VALUE PER SHARE–LVIP GOLDMAN SACHS INCOME BUILDER FUND STANDARD CLASS ($1,427,072 / 151,985 Shares)	$9.390
NET ASSET VALUE PER SHARE–LVIP GOLDMAN SACHS INCOME BUILDER FUND SERVICE CLASS ($20,011,215 / 2,131,466 Shares)	$9.388
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$22,573,300
Distributable earnings/(accumulated loss)	(1,135,013)
TOTAL NET ASSETS	$21,438,287

† Non-income producing.
§ Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
★	Includes $12,082 cash collateral held at broker for futures contracts, $2,732 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $5,409 variation margin due from broker on futures contracts, $17,771 payable for fund shares redeemed, $24,653 other accrued expenses payable and $16,632 due to manager and affiliates as of December 31, 2018.

LVIP Goldman Sachs Income Builder Fund–12

LVIP Goldman Sachs Income Builder Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
2	U.S. Treasury 10 yr Notes	$ 244,031	$ 242,836	3/20/19	$ 1,195	$ —
11	U.S. Treasury 2 yr Notes	2,335,438	2,323,262	3/29/19	12,176	—
(10)	U.S. Treasury 5 yr Notes	(1,146,875)	(1,139,978)	3/29/19	—	(6,897)
(1)	U.S. Treasury Bonds	(146,000)	(139,213)	3/20/19	—	(6,787)
3	U.S. Treasury Ultra Bonds	481,968	461,091	3/20/19	20,877	—
Total Futures Contracts					$34,248	$(13,684)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
CLO–Collateralized Loan Obligation
IT–Information Technology
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Goldman Sachs Income Builder Fund–13

LVIP Goldman Sachs Income Builder Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$ 507,223
Dividends	268,100
Foreign Taxes Withheld	(4,981)
770,342
EXPENSES:
Management fees	134,963
Distribution fees-Service Class	48,747
Professional fees	39,930
Pricing fees	11,370
Reports and statements to shareholders	8,749
Shareholder servicing fees	6,021
Accounting and administration expenses	5,102
Custodian fees	2,249
Consulting fees	1,764
Trustees’ fees and expenses	599
Other	379
259,873
Less:
Expenses reimbursed	(55,399)
Total operating expenses	204,474
NET INVESTMENT INCOME	565,868
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(2,137)
Foreign currencies	(47)
Futures contracts	50,408
Options purchased	1,995
Net realized gain	50,219
Net change in unrealized appreciation (depreciation) of:
Investments	(1,654,809)
Foreign currencies	(137)
Futures contracts	27,565
Net change in unrealized appreciation (depreciation)	(1,627,381)
NET REALIZED AND UNREALIZED LOSS	(1,577,162)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,011,294)
See accompanying notes, which are an integral part of the financial statements.
LVIP Goldman Sachs Income Builder Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 565,868	$ 442,776
Net realized gain	50,219	275,288
Net change in unrealized appreciation (depreciation)	(1,627,381)	421,945
Net increase (decrease) in net assets resulting from operations	(1,011,294)	1,140,009
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(40,780)	(26,026)
Service Class	(525,003)	(430,646)
	(565,783)	(456,672)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	594,678	24,102
Service Class	5,840,836	7,160,847
Reinvestment of dividends and distributions:
Standard Class	40,780	26,026
Service Class	525,003	430,646
	7,001,297	7,641,621
Cost of shares redeemed:
Standard Class	(93,803)	(9,467)
Service Class	(2,893,406)	(1,728,107)
	(2,987,209)	(1,737,574)
Increase in net assets derived from capital share transactions	4,014,088	5,904,047
NET INCREASE IN NET ASSETS	2,437,011	6,587,384
NET ASSETS:
Beginning of year	19,001,276	12,413,892
End of year	$21,438,287	$19,001,276
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (25,541)
Service Class		(421,797)
Net realized gain:
Standard Class		(485)
Service Class		(8,849)
See accompanying notes, which are an integral part of the financial statements.
LVIP Goldman Sachs Income Builder Fund–14

LVIP Goldman Sachs Income Builder Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Goldman Sachs Income Builder Fund Standard Class
			Year Ended		5/1/14 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.113	$ 9.626	$ 9.125	$ 9.824	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.295	0.307	0.332	0.371	0.237
Net realized and unrealized gain (loss)	(0.742)	0.454	0.486	(0.748)	(0.156)
Total from investment operations	(0.447)	0.761	0.818	(0.377)	0.081
Less dividends and distributions from:
Net investment income	(0.276)	(0.269)	(0.317)	(0.322)	(0.251)
Return of capital	—	(0.005)	—	—	(0.006)
Total dividends and distributions	(0.276)	(0.274)	(0.317)	(0.322)	(0.257)
Net asset value, end of period	$ 9.390	$ 10.113	$ 9.626	$ 9.125	$ 9.824
Total return[3]	(4.42%)	7.93%	8.94%	(3.85%)	0.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,427	$ 987	$ 900	$ 795	$ 826
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.12%	1.34%	1.29%	1.52%
Ratio of net investment income to average net assets	2.96%	3.06%	3.52%	3.77%	3.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.69%	2.69%	2.93%	3.23%	2.71%
Portfolio turnover	33%	62%	81%	61%	21%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Goldman Sachs Income Builder Fund–15

LVIP Goldman Sachs Income Builder Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Goldman Sachs Income Builder Fund Service Class
			Year Ended		5/1/14 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.112	$ 9.626	$ 9.126	$ 9.824	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.270	0.282	0.308	0.346	0.220
Net realized and unrealized gain (loss)	(0.741)	0.453	0.485	(0.747)	(0.156)
Total from investment operations	(0.471)	0.735	0.793	(0.401)	0.064
Less dividends and distributions from:
Net investment income	(0.253)	(0.244)	(0.293)	(0.297)	(0.234)
Return of capital	—	(0.005)	—	—	(0.006)
Total dividends and distributions	(0.253)	(0.249)	(0.293)	(0.297)	(0.240)
Net asset value, end of period	$ 9.388	$ 10.112	$ 9.626	$ 9.126	$ 9.824
Total return[3]	(4.65%)	7.66%	8.67%	(4.09%)	0.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20,011	$18,014	$11,514	$ 9,416	$ 7,835
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.27%	1.37%	1.59%	1.54%	1.77%
Ratio of net investment income to average net assets	2.71%	2.81%	3.27%	3.52%	3.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.44%	2.44%	2.68%	2.98%	2.46%
Portfolio turnover	33%	62%	81%	61%	21%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Goldman Sachs Income Builder Fund–16

LVIP Goldman Sachs Income Builder Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Goldman Sachs Income Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a balance of current income and capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.
 Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities,
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LVIP Goldman Sachs Income Builder Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $62 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.75% of the average daily net assets for the Standard Class and 1.00% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
Goldman Sachs Asset Management, L.P.(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
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LVIP Goldman Sachs Income Builder Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$1,103
Legal	208
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $775 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 2,732
Management fees payable to LIAC	11,958
Distribution fees payable to LFD	4,291
Printing and mailing fees payable to Lincoln Life	(151)
Shareholder servicing fees payable to Lincoln Life	534
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
At December 31, 2018, Lincoln Life directly owned 40.22% of the Fund.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$7,997,049
Purchases of U.S. government securities	610,102
Sales other than U.S. government securities	5,145,030
Sales of U.S. government securities	1,005,805
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$21,959,967
Aggregate unrealized appreciation of investments and derivatives	$ 586,132
Aggregate unrealized depreciation of investments and derivatives	(1,262,868)
Net unrealized depreciation of investments and derivatives	$ (676,736)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
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LVIP Goldman Sachs Income Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 99,418	$ —	$—	$ 99,418
Banks	689,853	—	—	689,853
Biotechnology	38,030	—	—	38,030
Capital Markets	101,813	—	—	101,813
Chemicals	66,218	—	—	66,218
Commercial Services & Supplies	83,624	—	—	83,624
Communications Equipment	193,469	—	—	193,469
Diversified Telecommunication Services	234,222	—	—	234,222
Electric Utilities	197,216	—	—	197,216
Electronic Equipment, Instruments & Components	54,605	—	—	54,605
Energy Equipment & Services	52,677	—	—	52,677
Equity Real Estate Investment Trusts	394,213	—	—	394,213
Food Products	142,136	—	—	142,136
Health Care Equipment & Supplies	300,291	—	—	300,291
Health Care Providers & Services	30,467	—	—	30,467
Hotels, Restaurants & Leisure	125,897	—	—	125,897
Household Products	110,120	—	—	110,120
Industrial Conglomerates	195,607	—	—	195,607
Insurance	93,012	—	—	93,012
Internet Software & Services	76,282	—	—	76,282
IT Services	50,762	—	—	50,762
Machinery	71,724	—	—	71,724
Media	103,921	—	—	103,921
Multi-Utilities	81,873	—	—	81,873
Oil, Gas & Consumable Fuels	623,270	—	—	623,270
Pharmaceuticals	695,206	—	—	695,206
Road & Rail	109,478	—	—	109,478
Semiconductors & Semiconductor Equipment	200,746	—	—	200,746
Software	335,486	—	—	335,486
Technology Hardware, Storage & Peripherals	77,608	—	—	77,608
Tobacco	102,188	—	—	102,188
Water Utilities	92,404	—	—	92,404
Developed Markets
Capital Markets	52,976	—	—	52,976
Chemicals	97,525	—	—	97,525
Construction & Engineering	108,313	—	—	108,313
Electric Utilities	221,109	—	—	221,109
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LVIP Goldman Sachs Income Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
Developed Markets (continued)
Equity Real Estate Investment Trusts	$ 40,350	$ 66,536	$—	$ 106,886
Insurance	59,095	—	—	59,095
Metals & Mining	97,736	—	—	97,736
Oil, Gas & Consumable Fuels	358,349	—	—	358,349
Personal Products	131,218	—	—	131,218
Pharmaceuticals	74,479	—	—	74,479
Wireless Telecommunication Services	120,269	—	—	120,269
Preferred Stocks	130,532	—	—	130,532
Agency Asset-Backed Security	—	22,400	—	22,400
Corporate Bonds	—	9,345,152	—	9,345,152
Non-Agency Asset-Backed Securities	—	930,855	—	930,855
Loan Agreements	—	426,931	—	426,931
U.S. Treasury Obligations	—	884,340	—	884,340
Money Market Fund	2,291,229	—	—	2,291,229
Total Investments	$9,607,016	$11,676,214	$—	$21,283,230
Derivatives:

Assets:
Futures Contracts	$ 34,248	$—	$—	$ 34,248
Liabilities:
Futures Contracts	$(13,684)	$—	$—	$(13,684)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales,mark-to-market of futures contracts and partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$565,783	$447,338
Return of capital	—	9,334
Total	$565,783	$456,672
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 38
Capital loss carryforward	(458,181)
Net unrealized depreciation	(676,870)
Distributable earnings/(accumulated loss)	$(1,135,013)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transaction and partnership income:
Distributable Earnings/(Accumulated Loss)	Paid-in Capital
$9,395	$(9,395)
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LVIP Goldman Sachs Income Builder Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$83,109	$375,072	$458,181
In 2018, the Fund utilized $42,425 of capital losses carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	59,448	2,431
Service Class	585,320	713,961
Shares reinvested:
Standard Class	4,363	2,573
Service Class	56,168	42,575
	705,299	761,540
Shares redeemed:
Standard Class	(9,396)	(978)
Service Class	(291,572)	(171,098)
	(300,968)	(172,076)
Net increase	404,331	589,464
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2018.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
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LVIP Goldman Sachs Income Builder Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities and to reduce transaction costs.
Options Contracts–During the year ended December 31, 2018, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2018, the Fund used options contracts, including swaptions, to manage the Fund's exposure to changes in securities prices caused by interest rate or market conditions.
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP Goldman Sachs Income Builder Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	$34,248	Receivables and other assets net of liabilities	$(13,684)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$50,408	$27,565
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	1,995	—
Total		$52,403	$27,565
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$2,210,369	$866,215
Options contracts (average value)	740	—
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Notes to Financial Statements (continued)
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years,
LVIP Goldman Sachs Income Builder Fund–24

LVIP Goldman Sachs Income Builder Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Goldman Sachs Income Builder Fund–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Goldman Sachs Income Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Goldman Sachs Income Builder Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Goldman Sachs Income Builder Fund–26

LVIP Goldman Sachs Income Builder Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Funds to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Goldman Sachs Income Builder Fund–27

LVIP Goldman Sachs Income Builder Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Goldman Sachs Asset Management, L.P. (“GSAM”) on behalf of the LVIP Goldman Sachs Income Builder Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Goldman Sachs Income Builder Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period and the same as the return of the Morningstar peer group median and below the benchmark index for the three year period. The Board concluded that the services provided by GSAM were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, and noted GSAM’s statement that it currently has no comparable subadvisory relationships with other investment companies with similar investment strategies to the Fund. The Board considered that the subadvisory fee schedule was negotiated between LIAC and GSAM, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding GSAM’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and GSAM, an unaffiliated third party, and that LIAC compensates GSAM from its fees. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted that GSAM may receive improved trading efficiencies resulting from aggregated orders with other accounts, potential economies of scale and affiliated brokerage.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Goldman Sachs Income Builder Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Goldman Sachs Income Builder Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Goldman Sachs Income Builder Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Goldman Sachs Income Builder Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Goldman Sachs Income Builder Fund–32

LVIP Government Money Market Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Government Money Market Fund

LVIP Government Money Market Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018, and will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first quarter of the fiscal year of 2019, on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Government Money Market Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Advisors, LLC
The Fund returned 1.39% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018.
Noteworthy market conditions for the year ending December 31, 2018 included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Federal Reserve’s balance sheet, significant net Treasury supply and geopolitical events including trade-tariffs, the Italian elections, and Brexit uncertainty. All of these factors contributed to a strong performance year for money market funds as an asset class in terms of return and flows, but a volatile year for the overall financial markets.
Treasury bill supply during the year was robust, hitting a non-crisis record of $384 billion in net supply for calendar 2018. In order to optimize Treasury bill auction schedule sizes, the U.S. Treasury introduced a two-month Treasury bill into the market in the fourth quarter 2018.
Additional dynamics affecting the U.S. money markets include the impact of the Tax Cuts and Jobs Act of 2017 and the anticipated repatriation flows as a result of this law. Many companies rapidly repatriated their cash back to the U.S. in order to put the money towards shareholder friendly activities and hence reduced their cash positions.
The Fund’s yield remained competitive throughout the year. In terms of sector allocation, the Fund selectively increased exposure to fixed rate Treasuries during the first quarter, while the high allocation to floating rate notes throughout the year contributed strongly to the Fund’s relative performance. Another key security type in the Fund was tri-party repurchase agreements with a target allocation of 30% to 45% of the net asset value. The large allocations to overnight tri-party repurchase agreements largely benefited the Fund with the liquidity benefits and competitive rates available in this asset class.
In response to increased expectations for multiple rate hikes in 2018, the Fund increased its weighted average maturity (WAM) and weighted average life (WAL) heading into the March FOMC meeting and captured elevated yields before the market repriced lower post the meeting and shifted its expectations to the June FOMC meeting. The Fund added exposure to agency floating-rate securities in the second and fourth quarters as spreads widened meaningfully. During the fourth quarter, the Fund was biased toward the shorter-end of the curve with select purchases in longer tenors that were made at break-evens reflective of a higher probability of quarterly interest rate hikes through 2019.
In our view, the FOMC’s interest rate normalization campaign appears closer to winding down, although a few additional interest rate hikes remain possible in 2019.
Portfolio Manager:
BlackRock Advisors, LLC
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	+ 1.39%
Five Years	+ 0.37%
Ten Years	+ 0.23%
Service Class Shares
One Year	+ 1.14%
Five Years	+ 0.28%
Ten Years	+ 0.16%

LVIP Government Money Market Fund–1

LVIP Government Money Market Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee recoupments in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,008.40	0.46%	$2.33
Service Class Shares	1,000.00	1,007.20	0.71%	3.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.46%	$2.35
Service Class Shares	1,000.00	1,021.60	0.71%	3.62

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Government Money Market Fund–2

LVIP Government Money Market Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Agency Obligations	43.35%
U.S. Treasury Obligations	10.85%
Repurchase Agreements	46.89%
Money Market Fund	0.07%
Total Investments	101.16%
Liabilities Net of Receivables and Other Assets	(1.16%)
Total Net Assets	100.00%
LVIP Government Money Market Fund–3

LVIP Government Money Market Fund
Statement of Net Assets
December 31, 2018
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS–43.35%
≠Fannie Mae Discount Notes 2.28% 1/09/19	7,445,000	$ 7,441,294
Federal Farm Credit Banks
•2.33% (LIBOR01M minus 0.05%) 2/07/20	7,725,000	7,724,913
•2.36% (LIBOR01M minus 0.04%) 9/11/20	3,035,000	3,034,847
•2.41% (LIBOR01M minus 0.05%) 8/17/20	2,295,000	2,295,000
•2.47% (LIBOR01M + 0.00%) 6/19/20	6,000,000	6,004,096
•2.47% (LIBOR01M + 0.03%) 12/14/20	3,545,000	3,544,718
•2.51% (LIBOR01M + 0.00%) 6/26/20	3,130,000	3,129,866
Federal Farm Credit Discount Notes
≠2.19% 1/04/19	3,435,000	3,434,387
≠2.19% 1/16/19	6,830,000	6,823,910
≠2.26% 2/04/19	3,815,000	3,807,037
≠2.28% 3/11/19	3,765,000	3,748,980
≠2.28% 4/12/19	980,000	973,896
≠2.29% 3/19/19	3,765,000	3,747,042
≠2.32% 1/15/19	10,310,000	10,300,859
≠2.48% 6/17/19	3,880,000	3,836,803
≠2.49% 6/28/19	2,685,000	2,653,005
≠2.49% 8/15/19	3,695,000	3,639,329
≠2.59% 7/23/19	2,155,000	2,124,621
≠2.61% 7/22/19	3,490,000	3,440,651
≠2.61% 7/23/19	4,500,000	4,436,055
≠2.66% 7/29/19	12,000,000	11,820,260
≠2.69% 7/29/19	5,770,000	5,682,905
≠2.71% 9/12/19	2,590,000	2,542,305
Federal Home Loan Bank Discount Notes
≠2.18% 1/04/19	2,775,000	2,774,507
≠2.29% 1/11/19	1,800,000	1,798,875
≠2.31% 3/06/19	910,000	906,363
≠2.32% 1/09/19	9,910,000	9,904,979
≠2.34% 1/11/19	4,100,000	4,097,378
≠2.36% 1/16/19	17,000,000	16,983,574
≠2.37% 3/20/19	4,750,000	4,726,226
≠2.39% 1/23/19	2,220,000	2,216,819
≠2.39% 2/05/19	2,255,000	2,249,859
≠2.40% 2/06/19	3,365,000	3,357,092
≠2.41% 2/11/19	4,945,000	4,931,709
≠2.41% 2/13/19	7,790,000	7,767,976
≠2.42% 2/06/19	10,465,000	10,440,114
≠2.42% 2/11/19	1,910,000	1,904,834
≠2.42% 2/13/19	1,590,000	1,585,480
≠2.42% 2/15/19	4,200,000	4,187,568
≠2.42% 2/20/19	1,910,000	1,903,686
≠2.42% 3/20/19	1,500,000	1,492,314
≠2.48% 3/27/19	27,250,000	27,093,846
≠2.56% 6/21/19	4,270,000	4,219,497
Federal Home Loan Banks
•2.30% (LIBOR01M minus 0.09%) 9/09/19	8,345,000	8,345,000
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks (continued)
•2.31% (LIBOR03M minus 0.14%) 4/20/20	4,285,000	$ 4,285,000
•2.33% (LIBOR01M minus 0.07%) 2/11/19	1,550,000	1,550,061
•2.37% (LIBOR01M minus 0.11%) 7/19/19	10,890,000	10,890,000
•2.38% (LIBOR01M minus 0.13%) 1/28/19	3,210,000	3,210,000
•2.39% (LIBOR01M minus 0.07%) 9/17/19	3,285,000	3,285,000
•2.39% (LIBOR01M minus 0.12%) 2/25/19	4,050,000	4,050,000
•2.39% (LIBOR01M minus 0.12%) 3/25/19	20,000,000	20,000,000
•2.39% (LIBOR01M minus 0.13%) 2/01/19	4,445,000	4,445,000
•2.42% (LIBOR01M minus 0.04%) 4/17/20	9,085,000	9,083,866
•2.42% (LIBOR01M minus 0.09%) 1/25/19	3,290,000	3,290,000
•2.43% (LIBOR01M minus 0.08%) 8/27/19	5,380,000	5,380,000
•2.44% (LIBOR01M minus 0.06%) 2/24/20	6,205,000	6,205,000
•2.46% (LIBOR01M minus 0.05%) 6/20/19	780,000	780,000
•2.46% (LIBOR01M minus 0.05%) 6/24/19	3,115,000	3,115,000
•2.46% (LIBOR01M minus 0.05%) 6/24/19	1,560,000	1,560,000
•2.46% (LIBOR01M minus 0.05%) 6/28/19	780,000	780,000
•2.50% (LIBOR03M + 0.04%) 6/21/19	1,195,000	1,195,000
•2.62% (LIBOR03M minus 0.16%) 6/12/19	2,165,000	2,164,750
•2.63% (LIBOR03M minus 0.16%) 6/20/19	2,830,000	2,830,000
•2.63% (LIBOR03M minus 0.16%) 6/20/19	2,315,000	2,315,000
•2.63% (LIBOR03M minus 0.16%) 6/20/19	5,000,000	5,000,000
•2.66% (LIBOR03M minus 0.14%) 12/19/19	2,730,000	2,730,000
•2.67% (LIBOR03M minus 0.13%) 12/21/20	4,600,000	4,600,000
•Federal Home Loan Mortgage 2.29% (LIBOR01M minus 0.10%) 8/08/19	6,565,000	6,563,046
Total Agency Obligations (Cost $338,381,198)		338,381,198
U.S. TREASURY OBLIGATIONS–10.85%
U.S. Treasury Bills
≠2.19% 1/17/19	41,000,000	40,961,004
LVIP Government Money Market Fund–4

LVIP Government Money Market Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
≠2.23% 2/07/19	11,115,000	$ 11,090,096
≠2.24% 2/21/19	5,080,000	5,064,275
≠2.32% 1/17/19	4,050,000	4,045,914
≠2.40% 1/29/19	3,090,000	3,084,340
≠2.56% 6/06/19	2,875,000	2,843,917
U.S. Treasury Notes
1.13% 1/31/19	305,000	304,738
1.25% 1/31/19	305,000	304,768
•2.52% 7/31/20	5,000,000	5,000,000
•2.53% 10/31/20	12,000,000	11,977,098
Total U.S. Treasury Obligations (Cost $84,676,150)		84,676,150
REPURCHASE AGREEMENTS–46.89%
Bank Of Montreal©
2.85%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $22,003,483 (collateralized by U.S. government obligations 0.00%-3.375% 11/15/20-2/15/46; market value $22,440,083).	22,000,000	22,000,000
2.90%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $25,004,028 (collateralized by U.S. agency obligations 3.00%-4.50% 2/1/26-6/1/48; market value $25,637,306).	25,000,000	25,000,000
Bank of Nova Scotia 2.90%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $31,004,994 (collateralized by U.S. government obligations 0.125%-7.875% 2/15/21-1/15/27; market value $31,625,139).	31,000,000	31,000,000
BNP Paribas 3.00%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $52,008,667 (collateralized by U.S. government and U.S. agency obligations 1.625%-5.000% 12/31/19-9/1/48; market value $53,078,684).	52,000,000	52,000,000
	Principal Amount°	Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
Citigroup Global Markets, Inc. 2.90%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $37,005,961 (collateralized by U.S. government obligations 0.375%−2.00% 6/30/19−7/15/27; market value $37,740,095).	37,000,000	$ 37,000,000
Credit Agricole Corporate and Investment Bank SA 3.00%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $45,007,500 (collateralized by U.S. government obligations 3.00% 1/20/47; market value $45,900,001).	45,000,000	45,000,000
Goldman Sachs & Co. LLC 2.90%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $30,004,833 (collateralized by U.S. agency obligations 3.00%−3.51% 2/1/33−4/1/38; market value $30,900,000).	30,000,000	30,000,000
Mizuho Securities USA, LLC 2.95%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $45,007,375 (collateralized by U.S. government obligations 2.45% 8/19/20; market value $45,900,525).	45,000,000	45,000,000
Natixis - SA©
2.85%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $26,004,117 (collateralized by U.S. agency obligations 1.625%−5.375% 6/30/20−11/15/39; market value $26,520,010).	26,000,000	26,000,000

LVIP Government Money Market Fund–5

LVIP Government Money Market Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
Natixis - SA© (continued)
2.90%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $8,001,289 (collateralized by U.S. government obligations 1.625%−4.00% 1/21/20−8/1/46; market value $8,203,209).	8,000,000	$ 8,000,000
TD Securities (USA) 3.00%, dated 12/31/18, to be repurchased on 1/02/19, repurchase price $45,007,500 (collateralized by U.S. agency obligations 3.50% 11/1/48; market value $46,350,001).	45,000,000	45,000,000
Total Repurchase Agreements (Cost $366,000,000)		366,000,000

	Number of Shares	Value(U.S. $)
MONEY MARKET FUND–0.07%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	551,240	$ 551,240
Total Money Market Fund (Cost $551,240)		551,240

TOTAL INVESTMENTS–101.16% (Cost $789,608,588)Δ	789,608,588
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.16%)	(9,047,512)
NET ASSETS APPLICABLE TO 78,056,056 SHARES OUTSTANDING–100.00%	$780,561,076
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND STANDARD CLASS ($493,231,312 / 49,322,838 Shares)	$10.000
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND SERVICE CLASS ($287,329,764 / 28,733,218 Shares)	$10.000
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$780,558,477
Distributable earnings/(accumulated loss)	2,599
TOTAL NET ASSETS	$780,561,076

° Principal amount shown is stated in U.S. dollars.
≠ The rate shown is the effective yield at the time of purchase.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
Δ Also the cost for federal income tax purposes.
★	Includes $29,867,523 payable for fund shares redeemed, $30,068 other accrued expenses payable and $307,268 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
BNP–BNP Paribas
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LVIP Government Money Market Fund–6

LVIP Government Money Market Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–7

LVIP Government Money Market Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$12,822,101
EXPENSES:
Management fees	2,615,112
Distribution fees-Service Class	594,546
Shareholder servicing fees	198,661
Accounting and administration expenses	164,321
Professional fees	47,676
Reports and statements to shareholders	34,188
Trustees’ fees and expenses	22,058
Custodian fees	6,906
Pricing fees	2,824
Consulting fees	2,165
Other	55,900
3,744,357
Plus:
Recoupment of prior expenses reduced by the Advisor	193,595
Total operating expenses	3,937,952
NET INVESTMENT INCOME	8,884,149
NET REALIZED GAIN FROM INVESTMENTS	3,115
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 8,887,264
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,884,149	$ 2,241,396
Net realized gain	3,115	128
Net increase in net assets resulting from operations	8,887,264	2,241,524
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(6,157,804)	(1,827,391)
Service Class	(2,726,989)	(435,964)
	(8,884,793)	(2,263,355)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	827,126,468	607,895,408
Service Class	307,106,312	257,396,789
Reinvestment of dividends and distributions:
Standard Class	6,157,804	1,827,391
Service Class	2,726,989	435,964
	1,143,117,573	867,555,552
Cost of shares redeemed:
Standard Class	(834,730,821)	(598,526,445)
Service Class	(254,865,102)	(276,425,047)
	(1,089,595,923)	(874,951,492)
Increase (decrease) in net assets derived from capital share transactions	53,521,650	(7,395,940)
NET INCREASE (DECREASE) IN NET ASSETS	53,524,121	(7,417,771)
NET ASSETS:
Beginning of year	727,036,955	734,454,726
End of year	$ 780,561,076	$ 727,036,955
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,813,330)
Service Class		(428,066)
Net realized gain:
Standard Class		(14,061)
Service Class		(7,898)
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–8

LVIP Government Money Market Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.138	0.041	0.003	0.002	0.003
Total from investment operations	0.138	0.041	0.003	0.002	0.003
Less dividends and distributions from:
Net investment income	(0.138)	(0.041)	(0.003)	(0.002)	(0.003)
Net realized gain	—	— [2]	—	—	—
Total dividends and distributions	(0.138)	(0.041)	(0.003)	(0.002)	(0.003)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[3]	1.39%	0.41%	0.03%	0.02%	0.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$493,231	$494,673	$483,490	$434,793	$482,639
Ratio of expenses to average net assets[4]	0.49%	0.52%	0.37%	0.17%	0.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.46%	0.45%	0.44%	0.43%	0.41%
Ratio of net investment income to average net assets[4]	1.38%	0.41%	0.04%	0.02%	0.03%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	1.41%	0.48%	(0.03%)	(0.24%)	(0.26%)

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.
[2]	For the year ended December 31, 2017, net realized gain distributions of $14,061 were made by the Fund’s Standard Class, which calculated to a de minimis amount of $0.000 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the year ended December 31, 2018 and the year ended December 31, 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03% and 0.07%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–9

LVIP Government Money Market Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.113	0.018	0.003	0.002	0.003
Total from investment operations	0.113	0.018	0.003	0.002	0.003
Less dividends and distributions from:
Net investment income	(0.113)	(0.018)	(0.003)	(0.002)	(0.003)
Net realized gain	—	— [2]	—	—	—
Total dividends and distributions	(0.113)	(0.018)	(0.003)	(0.002)	(0.003)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[3]	1.14%	0.18%	0.03%	0.02%	0.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$287,330	$232,364	$250,965	$265,037	$283,668
Ratio of expenses to average net assets[4]	0.74%	0.75%	0.38%	0.17%	0.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.71%	0.70%	0.69%	0.68%	0.66%
Ratio of net investment income to average net assets[4]	1.13%	0.18%	0.03%	0.02%	0.03%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	1.16%	0.23%	(0.28%)	(0.49%)	(0.51%)

[1]	Commencing April 1, 2016, BlackRock Advisors, LLC replaced Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, as the Fund’s Sub-adviser.
[2]	For the year ended December 31, 2017, net realized gain distributions of $7,898 were made by the Fund’s Service Class, which calculated to a de minimis amount of $0.000 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the year ended December 31, 2018 and the year ended December 31, 2017, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03% and 0.07%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–10

LVIP Government Money Market Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Government Money Market Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value “NAV”) and (ii) preserving the value of your initial investment (preservation of capital).
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. As a government money market fund, the Fund is (i) permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) is not subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Fund’s Board of Trustees (the “Board”) has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Securities are valued at amortized cost, which approximates fair value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2018, and matured on the next business day.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Government Money Market Fund–11

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares dividends daily from net investment income and pays such dividends daily.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
BlackRock Advisors, LLC(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$39,326
Legal	7,622
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $23,990 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LIAC may waive or reimburse its management fee, and LFD may waive or reimburse any 12b-1 Fee, in order to maintain a positive net yield for the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice. Amounts waived or reimbursed may be recouped for a period of up to 36 months from the date of the waiver or reimbursement, provided that the amount of such recoupment may not exceed the amounts waived or reimbursed and may not cause any Class of the Fund to have a negative net yield. Recoupment is further limited to no more than 50% of the Fund’s excess return above a minimum yield of 0.10%. Effective February 7, 2018, LIAC and its affiliated distributor have contractually agreed to limit the recoupment of previously waived management and 12b-1 fees to 0.03% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Board and the adviser. During the year ended December 31, 2018, LIAC recouped $193,595 in previously waived management fees. The following table summarizes the remaining amounts of waivers or reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2019	2020	Total
LFD	$ 702,507	$ 47,465	$ 749,972
LIAC	440,076	—	440,076
Total	$1,142,583	$47,465	$1,190,048
LVIP Government Money Market Fund–12

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$232,204
Distribution fees payable to LFD	56,537
Printing and mailing fees payable to Lincoln Life	971
Shareholder servicing fees payable to Lincoln Life	17,556
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Obligations	$ —	$338,381,198	$—	$338,381,198
U.S. Treasury Obligations	—	84,676,150	—	84,676,150
Repurchase Agreements	—	366,000,000	—	366,000,000
Money Market Fund	551,240	—	—	551,240
Total Investments	$551,240	$789,057,348	$—	$789,608,588
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$8,884,793	$2,263,355
LVIP Government Money Market Fund–13

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$2,599
Distributable earnings/(accumulated loss)	$2,599
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	82,712,658	60,789,540
Service Class	30,710,633	25,739,679
Shares reinvested:
Standard Class	615,781	182,740
Service Class	272,697	43,596
	114,311,769	86,755,555
Shares redeemed:
Standard Class	(83,473,082)	(59,852,644)
Service Class	(25,486,510)	(27,642,505)
	(108,959,592)	(87,495,149)
Net increase (decrease)	5,352,177	(739,594)
7.  Credit and Market Risk
Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
LVIP Government Money Market Fund–14

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Government Money Market Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Government Money Market Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Government Money Market Fund–16

LVIP Government Money Market Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board
LVIP Government Money Market Fund–17

LVIP Government Money Market Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
considered that, from 2010 through 2016, LIAC had implemented a voluntary fee waiver of varying amounts in order for the Fund to maintain a positive net yield and was in the process of recouping a portion of the waived fees. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Advisors, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Money Market Taxable funds category. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one and three year periods. The Board considered that the Fund had been restructured as a government money market fund and that BlackRock became the Fund’s sub-adviser in April 2016. The Board considered LIAC’s comments that, due to the limited number of money market funds in the variable insurance fund universe, the Morningstar peer group included funds from both the Prime Money Market and Money-Market Taxable funds categories, which can hold securities with higher yields than government money market securities and concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as information on comparable funds sub-advised by BlackRock. The Board considered that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Government Money Market Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Government Money Market Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Government Money Market Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Government Money Market Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Government Money Market Fund–22

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (8.80%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 1000® Value Index1, returned (8.27%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund, through underlying funds, invests in equity and fixed income securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. An underlying fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which an underlying fund invests are large cap issuers. During the calendar year 2018, exposure to fixed income securities generally contributed to relative returns, while exposure to non-US equities generally detracted from relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Diversified Equity-Income Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,211 for the Standard Class shares and to $11,030 for the Service Class shares. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $12,836. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–1

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 8.80%
Inception (5/1/14)	+ 2.48%
Service Class Shares
One Year	- 9.12%
Inception (5/1/14)	+ 2.12%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–2

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$924.40	0.07%	$0.34
Service Class Shares	1,000.00	922.80	0.42%	2.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.90	0.07%	$0.36
Service Class Shares	1,000.00	1,023.10	0.42%	2.14

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–3

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.81%
Investment Companies	94.81%
Equity Funds	94.81%
Unaffiliated Investment	4.67%
Investment Company	4.67%
Money Market Fund	4.67%
Total Investments	99.48%
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–4

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.81%
INVESTMENT COMPANIES–94.81%
Equity Funds–94.81%
#Invesco V.I. Core Equity Fund	2,818,769	$ 87,212,706
#Invesco V.I. Diversified Dividend Fund	3,726,933	88,328,311
#Invesco V.I. Equity and Income Fund	7,338,555	118,297,510
Total Affiliated Investments (Cost $318,305,930)		293,838,527

	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENT–4.67%
INVESTMENT COMPANY–4.67%
Money Market Fund–4.67%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	14,481,342	$ 14,481,342
Total Unaffiliated Investment (Cost $14,481,342)		14,481,342
TOTAL INVESTMENTS–99.48% (Cost $332,787,272)	308,319,869
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.52%	1,626,694
NET ASSETS APPLICABLE TO 31,759,150 SHARES OUTSTANDING–100.00%	$309,946,563

# Series I shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(19)	British Pound	$ (1,518,812)	$ (1,505,931)	3/18/19	$ —	$ (12,881)
(17)	Euro	(2,448,531)	(2,440,904)	3/18/19	—	(7,627)
(16)	Japanese Yen	(1,834,200)	(1,805,170)	3/18/19	—	(29,030)
					—	(49,538)
Equity Contracts:
(199)	E-mini S&P 500 Index	(24,926,740)	(24,522,254)	3/15/19	—	(404,486)
(47)	E-mini S&P MidCap 400 Index	(7,812,340)	(7,730,827)	3/15/19	—	(81,513)
(75)	Euro STOXX 50 Index	(2,555,595)	(2,554,975)	3/15/19	—	(620)
(18)	FTSE 100 Index	(1,527,761)	(1,522,398)	3/15/19	—	(5,363)
(10)	Nikkei 225 Index (OSE)	(1,824,734)	(1,853,203)	3/7/19	28,469	—
					28,469	(491,982)
Total Futures Contracts					$28,469	$(541,520)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
V.I.–Variable Insurance
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–5

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investments, at value	$293,838,527
Unaffiliated investment, at value	14,481,342
Cash collateral held at broker for futures contracts	2,029,657
Receivable for fund shares sold	239,686
Dividends and interest receivable	28,989
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	12,890
Prepaid expenses	2,204
TOTAL ASSETS	310,633,295
LIABILITIES:
Variation margin due to broker on futures contracts	285,772
Due to custodian	131,512
Due to manager and affiliates	107,562
Payable for securities purchased	84,157
Payable for fund shares redeemed	49,284
Other accrued expenses payable	28,445
TOTAL LIABILITIES	686,732
TOTAL NET ASSETS	$309,946,563
Affiliated investments, at cost	$318,305,930
Unaffiliated investment, at cost	14,481,342
Standard Class:
Net Assets	$ 2,002,278
Shares Outstanding	205,199
Net Asset Value Per Share	$ 9.758
Service Class:
Net Assets	$307,944,285
Shares Outstanding	31,553,951
Net Asset Value Per Share	$ 9.759
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$324,297,310
Distributable earnings/(accumulated loss)	(14,350,747)
TOTAL NET ASSETS	$309,946,563
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–6

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investments	$ 6,088,010
Dividends from unaffiliated investment	276,669
Interest from unaffiliated investment	3,537
6,368,216
EXPENSES:
Management fees	2,028,481
Distribution fees-Service Class	1,175,901
Shareholder servicing fees	98,043
Accounting and administration expenses	53,673
Reports and statements to shareholders	34,142
Professional fees	31,919
Trustees’ fees and expenses	11,191
Consulting fees	3,900
Custodian fees	2,375
Pricing fees	232
Other	3,561
3,443,418
Less:
Management fees waived	(1,859,441)
Expenses reimbursed	(171,420)
Total operating expenses	1,412,557
NET INVESTMENT INCOME	4,955,659
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(1,560,512)
Distributions from affiliated investments	15,241,730
Foreign currencies	(1,474)
Futures contracts	(707,935)
Net realized gain	12,971,809
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(47,996,636)
Foreign currencies	1,201
Futures contracts	(690,698)
Net change in unrealized appreciation (depreciation)	(48,686,133)
NET REALIZED AND UNREALIZED LOSS	(35,714,324)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,758,665)
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,955,659	$ 3,314,676
Net realized gain	12,971,809	11,591,290
Net change in unrealized appreciation (depreciation)	(48,686,133)	17,400,595
Net increase (decrease) in net assets resulting from operations	(30,758,665)	32,306,561
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(109,469)	(61,962)
Service Class	(16,172,189)	(9,017,363)
	(16,281,658)	(9,079,325)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	234,207	250,308
Service Class	34,976,306	62,618,869
Reinvestment of dividends and distributions:
Standard Class	109,469	61,962
Service Class	16,172,189	9,017,363
	51,492,171	71,948,502
Cost of shares redeemed:
Standard Class	(152,776)	(198,825)
Service Class	(35,569,514)	(29,439,823)
	(35,722,290)	(29,638,648)
Increase in net assets derived from capital share transactions	15,769,881	42,309,854
NET INCREASE (DECREASE) IN NET ASSETS	(31,270,442)	65,537,090
NET ASSETS:
Beginning of year	341,217,005	275,679,915
End of year	$309,946,563	$341,217,005
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (28,321)
Service Class		(3,437,418)
Net realized gain:
Standard Class		(33,641)
Service Class		(5,579,945)
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–7

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
			Year Ended		5/1/14 to
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 11.284	$ 10.469	$ 9.661	$ 10.341	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.202	0.153	0.143	0.226	0.154
Net realized and unrealized gain (loss)	(1.154)	1.007	0.926	(0.725)	0.306
Total from investment operations	(0.952)	1.160	1.069	(0.499)	0.460
Less dividends and distributions from:
Net investment income	(0.200)	(0.154)	(0.114)	(0.181)	(0.079)
Net realized gain	(0.374)	(0.191)	(0.147)	—	(0.040)
Total dividends and distributions	(0.574)	(0.345)	(0.261)	(0.181)	(0.119)
Net asset value, end of period	$ 9.758	$ 11.284	$ 10.469	$ 9.661	$ 10.341
Total return[4]	(8.80%)	11.14%	11.14%	(4.84%)	4.59%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,002	$ 2,110	$ 1,851	$ 983	$ 566
Ratio of expenses to average net assets[5]	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.66%	0.67%	0.72%	1.11%
Ratio of net investment income to average net assets	1.81%	1.39%	1.43%	2.21%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.21%	0.80%	0.83%	1.56%	1.18%
Portfolio turnover	9%	5%	5%	4%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–8

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
			Year Ended		5/1/14 to
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 11.282	$ 10.470	$ 9.664	$ 10.343	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.163	0.114	0.108	0.189	0.130
Net realized and unrealized gain (loss)	(1.150)	1.005	0.923	(0.723)	0.306
Total from investment operations	(0.987)	1.119	1.031	(0.534)	0.436
Less dividends and distributions from:
Net investment income	(0.162)	(0.116)	(0.078)	(0.145)	(0.053)
Net realized gain	(0.374)	(0.191)	(0.147)	—	(0.040)
Total dividends and distributions	(0.536)	(0.307)	(0.225)	(0.145)	(0.093)
Net asset value, end of period	$ 9.759	$ 11.282	$ 10.470	$ 9.664	$ 10.343
Total return[4]	(9.12%)	10.74%	10.75%	(5.17%)	4.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$307,944	$339,107	$273,829	$120,676	$32,068
Ratio of expenses to average net assets[5]	0.42%	0.42%	0.42%	0.42%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.02%	1.01%	1.02%	1.07%	1.46%
Ratio of net investment income to average net assets	1.46%	1.04%	1.08%	1.86%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.86%	0.45%	0.48%	1.21%	0.83%
Portfolio turnover	9%	5%	5%	4%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–9

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Invesco Funds (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Invesco Funds, which are advised by an unaffiliated adviser, invest in stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation and current income.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–10

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.60% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.55% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.07% of the Fund’s average daily net assets for the Standard Class and 0.42% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$19,299
Legal	3,892
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $26,200 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$12,890
Management fees payable to LIAC	13,437
Distribution fees payable to LFD	85,936
Printing and mailing fees payable to Lincoln Life	396
Shareholder servicing fees payable to Lincoln Life	7,793
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–11

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.81%@
Equity Funds-94.81%@
#Invesco V.I. Core Equity Fund	$ 97,967,725	$15,016,078	$ 9,807,350	$(1,218,656)	$(14,745,091)	$ 87,212,706	2,818,769	$ 866,272	$ 6,204,326
#Invesco V.I. Diversified Dividend Fund	96,562,223	15,070,387	10,641,108	(82,905)	(12,580,286)	88,328,311	3,726,933	2,317,109	3,326,920
#Invesco V.I. Equity and Income Fund	129,626,960	19,457,598	9,856,838	(258,951)	(20,671,259)	118,297,510	7,338,555	2,904,629	5,710,484
Total	$324,156,908	$49,544,063	$30,305,296	$(1,560,512)	$(47,996,636)	$293,838,527		$6,088,010	$15,241,730

@ As a percentage of Net Assets as of December 31, 2018.
# Series I shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$49,544,063
Sales	30,305,296
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$336,198,555
Aggregate unrealized appreciation of investments and derivatives	$ 28,469
Aggregate unrealized depreciation of investments and derivatives	(27,878,685)
Net unrealized depreciation of investments and derivatives	$ (27,850,216)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–12

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$293,838,527	$—	$—	$293,838,527
Unaffiliated Investment Company	14,481,342	—	—	14,481,342
Total Investments	$308,319,869	$—	$—	$308,319,869
Derivatives:
Assets:
Futures Contracts	$ 28,469	$—	$—	$ 28,469
Liabilities:
Futures Contracts	$ (541,520)	$—	$—	$ (541,520)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$4,954,185	$4,690,349
Long-term capital gains	11,327,473	4,388,976
Total	$16,281,658	$9,079,325
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 13,498,271
Net unrealized depreciation	(27,849,018)
Distributable earnings/(accumulated loss)	$(14,350,747)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	21,730	22,771
Service Class	3,163,603	5,779,114
Shares reinvested:
Standard Class	10,320	5,535
Service Class	1,514,248	807,755
	4,709,901	6,615,175
Shares redeemed:
Standard Class	(13,813)	(18,179)
Service Class	(3,180,042)	(2,684,775)
	(3,193,855)	(2,702,954)
Net increase	1,516,046	3,912,221
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–13

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Notes to Financial Statements (continued)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$28,469	Variation margin due to broker on futures contracts	$(491,982)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(49,538)
Total		$28,469		$(541,520)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(658,863)	$(614,969)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(49,072)	(75,729)
Total		$(707,935)	$(690,698)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$13,624,718	$3,419,132
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–14

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Notes to Financial Statements (continued)
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
On December 4, 2018, the Board of Trustees of the Fund approved a proposal to merge the Fund with and into the LVIP Invesco Select Equity Managed Volatility Fund (the “Acquiring Fund”). The merger is not expected to be a taxable event for contract holders. More information about the Acquiring Fund and the definitive terms of the proposed merger will be included in proxy materials.
The merger is subject to certain conditions, including approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to owners of the variable annuity contracts or variable life insurance policies, as applicable, that are shareholders of the Fund, in the first quarter of 2019, and that a meeting of shareholders to consider the merger will be held in the second quarter of 2019.
Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Invesco Diversified Equity-Income Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–16

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–17

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Invesco Diversified Equity-Income Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the Russell 1000 Value Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and a benchmark index. The Board considered LIAC’s view that the value and/or quality biases in the underlying funds impacted performance versus the benchmark. The Board noted that LIAC would continue to closely monitor performance. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board also considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–18

LVIP Invesco Diversified Equity-Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Invesco Diversified Equity-Income Managed Volatility Fund–23

LVIP Invesco Select Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Invesco Select Equity Managed Volatility Fund

LVIP Invesco Select Equity Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Select Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (9.12%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund has a large cap orientation, and is comprised of a 70% allocation to the Invesco Equally Weighted S&P 500 and a 30% allocation to Invesco Comstock, which is a large cap value fund. The overall Fund has moderate tilts towards value and smaller size, relative to the S&P 500 benchmark. During calendar year 2018, exposure to smaller size and value-oriented equities generally detracted from relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Invesco Select Equity Managed Volatility Fund–1

LVIP Invesco Select Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
LVIP Invesco Select Equity Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Select Equity Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,926 for the Standard Class shares and to $10,736 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $15,033. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 9.12%
Inception (1/2/14)	+ 1.79%
Service Class Shares
One Year	- 9.44%
Inception (1/2/14)	+ 1.43%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Invesco Select Equity Managed Volatility Fund–2

LVIP Invesco Select Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$916.10	0.14%	$0.68
Service Class Shares	1,000.00	914.50	0.49%	2.36
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.50	0.14%	$0.71
Service Class Shares	1,000.00	1,022.70	0.49%	2.50

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Invesco Select Equity Managed Volatility Fund–3

LVIP Invesco Select Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	65.50%
Investment Company	65.50%
Equity Fund	65.50%
Unaffiliated Investments	32.25%
Investment Companies	32.25%
Equity Fund	28.24%
Money Market Fund	4.01%
Total Investments	97.75%
Receivables and Other Assets Net of Liabilities	2.25%
Total Net Assets	100.00%
LVIP Invesco Select Equity Managed Volatility Fund–4

LVIP Invesco Select Equity Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–65.50%
INVESTMENT COMPANY–65.50%
Equity Fund–65.50%
#Invesco V.I. Equally-Weighted S&P 500 Fund	4,851,083	$ 86,349,273
Total Affiliated Investment (Cost $80,108,970)		86,349,273

UNAFFILIATED INVESTMENTS–32.25%
INVESTMENT COMPANIES–32.25%
Equity Fund–28.24%
#Invesco V.I. Comstock Fund	2,309,495	37,229,057
37,229,057
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.01%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	5,290,715	$ 5,290,715
		5,290,715
Total Unaffiliated Investments (Cost $45,099,524)		42,519,772
TOTAL INVESTMENTS–97.75% (Cost $125,208,494)	128,869,045
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.25%	2,964,425
NET ASSETS APPLICABLE TO 13,007,232 SHARES OUTSTANDING–100.00%	$131,833,470

# Series I shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(19)	British Pound	$ (1,518,813)	$ (1,506,846)	3/18/19	$ —	$ (11,967)
(17)	Euro	(2,448,531)	(2,437,758)	3/18/19	—	(10,773)
(16)	Japanese Yen	(1,834,200)	(1,791,229)	3/18/19	—	(42,971)
					—	(65,711)
Equity Contracts:
(298)	E-mini S&P 500 Index	(37,327,480)	(37,161,120)	3/15/19	—	(166,360)
(141)	E-mini S&P MidCap 400 Index	(23,437,020)	(23,717,954)	3/15/19	280,934	—
(73)	Euro STOXX 50 Index	(2,487,445)	(2,521,913)	3/15/19	34,468	—
(18)	FTSE 100 Index	(1,527,761)	(1,535,130)	3/15/19	7,369	—
(10)	Nikkei 225 Index (OSE)	(1,824,734)	(1,881,292)	3/7/19	56,558	—
					379,329	(166,360)
Total Futures Contracts					$379,329	$(232,071)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
LVIP Invesco Select Equity Managed Volatility Fund–5

LVIP Invesco Select Equity Managed Volatility Fund
Schedule of Investments (continued)
Summary of Abbreviations: (continued)
V.I.–Variable Insurance
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Managed Volatility Fund–6

LVIP Invesco Select Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investment, at value	$ 86,349,273
Unaffiliated investments, at value	42,519,772
Cash collateral held at broker for futures contracts	3,389,608
Receivable for fund shares sold	215,358
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	68,341
Dividends and interest receivable	10,616
Prepaid expenses	952
TOTAL ASSETS	132,553,920
LIABILITIES:
Variation margin due to broker on futures contracts	533,110
Due to manager and affiliates	117,736
Payable for securities purchased	46,909
Other accrued expenses payable	20,847
Payable for fund shares redeemed	1,848
TOTAL LIABILITIES	720,450
TOTAL NET ASSETS	$131,833,470
Affiliated investment, at cost	$ 80,108,970
Unaffiliated investments, at cost	45,099,524
Standard Class:
Net Assets	$ 89,642
Shares Outstanding	8,845
Net Asset Value Per Share	$ 10.135
Service Class:
Net Assets	$131,743,828
Shares Outstanding	12,998,387
Net Asset Value Per Share	$ 10.135
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$131,367,318
Distributable earnings/(accumulated loss)	466,152
TOTAL NET ASSETS	$131,833,470
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Managed Volatility Fund–7

LVIP Invesco Select Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investment	$ 1,097,139
Dividends from unaffiliated investments	827,167
Interest	2,277
1,926,583
EXPENSES:
Management fees	942,684
Distribution fees-Service Class	507,264
Shareholder servicing fees	42,058
Accounting and administration expenses	40,289
Professional fees	28,923
Reports and statements to shareholders	16,782
Trustees’ fees and expenses	4,839
Consulting fees	3,786
Custodian fees	1,515
Pricing fees	101
Other	1,080
1,589,321
Less:
Management fees waived	(739,644)
Expenses reimbursed	(139,374)
Total operating expenses	710,303
NET INVESTMENT INCOME	1,216,280
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	391,226
Sale of unaffiliated investments	85,036
Distributions from affiliated investment	1,758,162
Distributions from unaffiliated investments	4,089,425
Foreign currencies	(2,384)
Futures contracts	(847,107)
Net realized gain	5,474,358
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(10,499,232)
Unaffiliated investments	(9,906,257)
Foreign currencies	2,795
Futures contracts	78,490
Net change in unrealized appreciation (depreciation)	(20,324,204)
NET REALIZED AND UNREALIZED LOSS	(14,849,846)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,633,566)
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,216,280	$ 982,645
Net realized gain	5,474,358	4,997,394
Net change in unrealized appreciation (depreciation)	(20,324,204)	16,810,969
Net increase (decrease) in net assets resulting from operations	(13,633,566)	22,791,008
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(1,706)	(1,651)
Service Class	(2,005,314)	(2,048,488)
	(2,007,020)	(2,050,139)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,612	653
Service Class	17,632,935	13,406,643
Reinvestment of dividends and distributions:
Standard Class	1,706	1,651
Service Class	2,005,314	2,048,488
	19,646,567	15,457,435
Cost of shares redeemed:
Standard Class	(5,960)	(7,136)
Service Class	(19,995,527)	(21,068,574)
	(20,001,487)	(21,075,710)
Decrease in net assets derived from capital share transactions	(354,920)	(5,618,275)
NET INCREASE (DECREASE) IN NET ASSETS	(15,995,506)	15,122,594
NET ASSETS:
Beginning of year	147,828,976	132,706,382
End of year	$131,833,470	$147,828,976
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,651)
Service Class		(2,048,488)
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Managed Volatility Fund–8

LVIP Invesco Select Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Managed Volatility Fund Standard Class
			Year Ended		1/2/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.368	$ 9.794	$ 9.307	$ 10.376	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.135	0.111	0.070	0.213	0.187
Net realized and unrealized gain (loss)	(1.171)	1.659	0.511	(1.104)	0.298
Total from investment operations	(1.036)	1.770	0.581	(0.891)	0.485
Less dividends and distributions from:
Net investment income	(0.197)	(0.196)	(0.094)	(0.178)	(0.109)
Total dividends and distributions	(0.197)	(0.196)	(0.094)	(0.178)	(0.109)
Net asset value, end of period	$ 10.135	$ 11.368	$ 9.794	$ 9.307	$ 10.376
Total return[4]	(9.12%)	18.08%	6.24%	(8.59%)	4.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 90	$ 97	$ 88	$ 87	$ 90
Ratio of expenses to average net assets[5]	0.14%	0.14%	0.10%	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.75%	0.74%	0.75%	0.76%	0.84%
Ratio of net investment income to average net assets	1.19%	1.06%	0.75%	2.12%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.58%	0.46%	0.10%	1.36%	1.00%
Portfolio turnover	12%	12%	84%	10%	10%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Managed Volatility Fund–9

LVIP Invesco Select Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Managed Volatility Fund Service Class
			Year Ended		1/2/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.365	$ 9.794	$ 9.310	$ 10.377	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.095	0.074	0.037	0.177	0.155
Net realized and unrealized gain (loss)	(1.168)	1.656	0.509	(1.101)	0.294
Total from investment operations	(1.073)	1.730	0.546	(0.924)	0.449
Less dividends and distributions from:
Net investment income	(0.157)	(0.159)	(0.062)	(0.143)	(0.072)
Total dividends and distributions	(0.157)	(0.159)	(0.062)	(0.143)	(0.072)
Net asset value, end of period	$ 10.135	$ 11.365	$ 9.794	$ 9.310	$ 10.377
Total return[4]	(9.44%)	17.66%	5.86%	(8.91%)	4.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$131,744	$147,732	$132,618	$119,309	$75,250
Ratio of expenses to average net assets[5]	0.49%	0.49%	0.45%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.10%	1.09%	1.10%	1.11%	1.19%
Ratio of net investment income to average net assets	0.84%	0.71%	0.40%	1.77%	1.49%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.23%	0.11%	(0.25%)	1.01%	0.65%
Portfolio turnover	12%	12%	84%	10%	10%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Managed Volatility Fund–10

LVIP Invesco Select Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Select Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the Invesco V.I. Comstock Fund and the Invesco V.I. Equally-Weighted S&P 500 Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”) and the Underlying Funds are advised by an unaffiliated adviser. The Invesco V.I. Comstock Fund, invests at least 80% of its assets in common stocks and in derivatives and other instruments that have economic characteristics of such securities. The Invesco V.I. Comstock Fund generally holds up to 10% of its net assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. The Invesco V.I. Equally-Weighted S&P 500 Fund invests in a diversified portfolio of common stocks represented in the Standard & Poor’s 500 Composite Stock Price Index. The Invesco V.I. Equally-Weighted S&P 500 Fund invests in each common stock included in the S&P 500® Index in approximately equal proportions. In addition to investment company investments, the Fund may invest in individual securities, such as money market investments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Invesco Select Equity Managed Volatility Fund–11

LVIP Invesco Select Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.51% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.14% of the Fund’s average daily net assets for the Standard Class and 0.49% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$8,331
Legal	1,683
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,255 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$68,341
Management fees payable to LIAC	74,563
Distribution fees payable to LFD	40,123
Printing and mailing fees payable to Lincoln Life	(277)
Shareholder servicing fees payable to Lincoln Life	3,327
LVIP Invesco Select Equity Managed Volatility Fund–12

LVIP Invesco Select Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-65.50%@
Equity Fund-65.50%@
#Invesco V.I. Equally- Weighted S&P 500 Fund	$98,355,843	$9,449,271	$11,347,835	$391,226	$(10,499,232)	$86,349,273	4,851,083	$1,097,139	$1,758,162

@ As a percentage of Net Assets as of December 31, 2018.
# Series I shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$18,574,634
Sales	15,838,890
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$126,148,139
Aggregate unrealized appreciation of investments and derivatives	$ 5,357,216
Aggregate unrealized depreciation of investments and derivatives	(2,579,752)
Net unrealized appreciation of investments and derivatives	$ 2,777,464
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Invesco Select Equity Managed Volatility Fund–13

LVIP Invesco Select Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$ 86,349,273	$—	$—	$ 86,349,273
Unaffiliated Investment Companies	42,519,772	—	—	42,519,772
Total Investments	$128,869,045	$—	$—	$128,869,045
Derivatives:
Assets:
Futures Contracts	$ 379,329	$—	$—	$ 379,329
Liabilities:
Futures Contracts	$ (232,071)	$—	$—	$ (232,071)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$2,007,020	$2,050,139
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 106,599
Capital loss carryforward	(2,060,015)
Other temporary differences	(360,693)
Net unrealized appreciation	2,780,261
Distributable earnings/(accumulated loss)	$ 466,152
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$2,060,015	$2,060,015
In 2018, the Fund utilized $5,287,472 of capital losses carryforwards.
LVIP Invesco Select Equity Managed Volatility Fund–14

LVIP Invesco Select Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	641	64
Service Class	1,554,186	1,283,408
Shares reinvested:
Standard Class	168	145
Service Class	197,670	179,468
	1,752,665	1,463,085
Shares redeemed:
Standard Class	(518)	(647)
Service Class	(1,751,870)	(2,004,921)
	(1,752,388)	(2,005,568)
Net increase (decrease)	277	(542,483)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$379,329	Variation margin due to broker on futures contracts	$(166,360)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(65,711)
Total		$379,329		$(232,071)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP Invesco Select Equity Managed Volatility Fund–15

LVIP Invesco Select Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(919,406)	$144,201
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	72,299	(65,711)
Total		$(847,107)	$ 78,490
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$2,834,418	$17,961,701
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
On December 4, 2018, the Fund's Board approved a proposal to change the Fund's name and appoint additional sub-advisers to the Fund. Effective February 11, 2019, the Fund's name changed to LVIP Invesco Select Equity Income Managed Volatility Fund and the Fund added Invesco Advisers, Inc. and Invesco Capital Management LLC as new sub-advisers to the Fund.
Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.
LVIP Invesco Select Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Invesco Select Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Invesco Select Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Invesco Select Equity Managed Volatility Fund–17

LVIP Invesco Select Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and their resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Fund effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Invesco Select Equity Managed Volatility Fund–18

LVIP Invesco Select Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Invesco Select Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Value funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Value funds category and a benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board also considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP Invesco Select Equity Managed Volatility Fund–19

LVIP Invesco Select Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Invesco Select Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Invesco Select Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Invesco Select Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Invesco Select Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Invesco Select Equity Managed Volatility Fund–24

LVIP JPMorgan High Yield Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP JPMorgan High Yield Fund

LVIP JPMorgan High Yield Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management Inc.
The Fund returned (2.78%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index1, returned (2.08%).
A risk-off fourth quarter turned year-to-date performance in high-yield bonds from lackluster to poor. Concerns over global growth trends, oil down as much as $30 a barrel since early October and sharply lower equities combined to produce the second-worst quarterly return in high yield since the financial crisis. Despite the volatility, we remain positive on high yield given strong fundamental trends and a lack of highly visible risk-taking from market participants. High-yield issuers have reported year-over-year revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) growth each of the last eight quarters, up to growth rates of 11.3% and 12.8%, respectively, through September 30, 2018.
The Fund benefitted relative to the index from its allocation to a small number of post-reorganization equities, including Concordia International Corp. and Vistra Energy Corp. The Fund also had positive security selection in the food/beverage space and benefitted from an overweight position in the supermarkets sector.
Conversely, the Fund was hurt by poor security selection in the independent energy sector, where a small number of positions, including Ultra Resources Inc, were punished amid commodity volatility. Further detracting from performance against the index was the Fund’s position in iHeart Communications Inc., which is currently restructuring. Lastly, an underweight position in the health-care sector was a negative for the year.
Derivatives were not used in the Fund in 2018.
Portfolio Managers:
J.P. Morgan Investment Management Inc.:	William J. Morgan
James P. Shanahan Jr.
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/3/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,610 for the Standard Class shares and to $15,277 for the Service Class shares. For comparison, look at how the Bloomberg Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $16,930. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 2.78%
Five Years	+ 3.02%
Inception (5/3/10)	+ 5.27%
Service Class Shares
One Year	- 3.03%
Five Years	+ 2.77%
Inception (5/3/10)	+ 5.01%
1. Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$973.50	0.68%	$3.38
Service Class Shares	1,000.00	972.20	0.93%	4.62
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Convertible Bonds	0.03%
Corporate Bonds	91.25%
Advertising	0.32%
Aerospace & Defense	0.91%
Airlines	0.18%
Apparel	0.05%
Auto Manufacturers	0.50%
Auto Parts & Equipment	1.37%
Banks	2.27%
Biotechnology	0.12%
Building Materials	2.04%
Chemicals	1.61%
Coal	0.07%
Commercial Services	4.91%
Computers	1.44%
Cosmetics & Personal Care	0.09%
Distribution/Wholesale	0.42%
Diversified Financial Services	3.42%
Electric	2.27%
Electrical Components & Equipment	0.15%
Engineering & Construction	0.82%
Entertainment	3.09%
Environmental Control	0.13%
Food	2.40%
Forest Products & Paper	0.27%
Gas	0.24%
Health Care Products	0.32%
Health Care Services	6.75%
Home Builders	0.70%
Home Furnishings	0.47%
Household Products Wares	0.50%
Insurance	0.65%
Internet	0.70%
Iron & Steel	0.96%
Leisure Time	0.30%
Lodging	1.56%
Machinery Construction & Mining	0.52%
Machinery Diversified	0.29%
Media	9.38%
Metal Fabricate & Hardware	0.34%
Mining	2.08%
Miscellaneous Manufacturing	1.59%
Office Business Equipment	0.13%
Oil & Gas	7.49%
Oil & Gas Services	0.47%
Packaging & Containers	1.71%
Pharmaceuticals	2.41%
Security Type/Sector	Percentage of Net Assets
Pipelines	4.81%
Private Equity	0.47%
Real Estate	0.07%
Real Estate Investment Trusts	1.39%
Retail	3.18%
Semiconductors	0.57%
Software	2.35%
Telecommunications	9.08%
Toys Games Hobbies	0.19%
Trucking & Leasing	0.73%
Loan Agreements	4.25%
Common Stock	1.08%
Preferred Stocks	0.65%
Rights	0.02%
Warrant	0.00%
Money Market Fund	1.42%
Total Investments	98.70%
Receivables and Other Assets Net of Liabilities	1.30%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
A	1.37%
BBB	5.57%
BB	47.06%
B	35.84%
CCC	1.81%
Non-Rated	8.35%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund
Statement of Net Assets
December 31, 2018
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS–0.03%
Liberty Interactive
3.75% exercise price $3.75, maturity date 2/15/30	138,000	$ 91,770
4.00% exercise price $4.00, maturity date 11/15/29	191,710	130,123
Total Convertible Bonds (Cost $217,655)		221,893

CORPORATE BONDS–91.25%
Advertising–0.32%
Lamar Media 5.75% 2/1/26	680,000	691,050
Outfront Media Capital
5.25% 2/15/22	580,000	579,275
5.63% 2/15/24	500,000	494,375
5.88% 3/15/25	500,000	492,500
		2,257,200
Aerospace & Defense–0.91%
Arconic
5.13% 10/1/24	1,765,000	1,699,933
5.87% 2/23/22	1,276,000	1,301,236
5.90% 2/1/27	376,000	360,020
TransDigm
6.00% 7/15/22	1,956,000	1,931,550
6.50% 7/15/24	175,000	170,844
6.50% 5/15/25	1,082,000	1,037,367
		6,500,950
Airlines–0.18%
United Continental Holdings 5.00% 2/1/24	1,296,000	1,263,600
		1,263,600
Apparel–0.05%
Hanesbrands 4.88% 5/15/26	400,000	362,500
Levi Strauss & Co. 5.00% 5/1/25	25,000	24,563
		387,063
Auto Manufacturers–0.50%
Fiat Chrysler Automobiles 5.25% 4/15/23	1,953,000	1,916,381
General Motors Escrow 7.40% 9/1/49	325,000	0
Jaguar Land Rover Automotive 4.50% 10/1/27	1,798,000	1,348,500
JB Poindexter & Co. 7.13% 4/15/26	351,000	329,940
Motors Liquidation 8.80% 3/1/21	425,000	0
		3,594,821
Auto Parts & Equipment–1.37%
Allison Transmission 4.75% 10/1/27	816,000	730,320
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
American Axle & Manufacturing
6.25% 4/1/25	3,042,000	$ 2,779,627
6.25% 3/15/26	926,000	835,715
6.50% 4/1/27	2,199,000	1,976,351
6.63% 10/15/22	62,000	61,535
Goodyear Tire & Rubber
4.88% 3/15/27	1,826,000	1,609,163
5.00% 5/31/26	1,060,000	957,975
5.13% 11/15/23	885,000	870,619
		9,821,305
Banks–2.27%
μBank of America 6.10% (LIBOR03M + 3.90%) 3/17/25	1,031,000	1,016,824
Barclays
4.38% 9/11/24	241,000	227,799
4.84% 5/9/28	472,000	433,806
5.20% 5/12/26	1,097,000	1,053,520
μ7.75% 9/15/23	527,000	508,249
Barclays Bank 7.63% 11/21/22	950,000	986,219
CIT Group
4.75% 2/16/24	700,000	674,625
5.25% 3/7/25	581,000	569,380
6.13% 3/9/28	304,000	303,240
μCredit Agricole S.A. 8.13% (USSW5 + 6.19%) 12/29/49	894,000	921,937
Royal Bank of Scotland Group
5.13% 5/28/24	3,065,000	2,975,172
6.10% 6/10/23	2,274,000	2,312,136
6.13% 12/15/22	2,370,000	2,403,985
μ7.50% (USSW5 + 5.80%) 12/29/49	398,000	395,015
μ8.63% (USSW5 + 7.60%) 12/29/49	335,000	347,563
μSociete Generale 7.38% (USSW5 + 6.24%) 12/29/49	1,095,000	1,068,994
		16,198,464
Biotechnology–0.12%
Concordia International 8.00% 9/6/24	863,000	828,480
		828,480
Building Materials–2.04%
Cemex SAB
5.70% 1/11/25	1,880,000	1,807,169
6.13% 5/5/25	1,816,000	1,775,540
7.75% 4/16/26	3,569,000	3,760,834
Masonite International 5.75% 9/15/26	550,000	519,750
LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
PGT Escrow Issuer 6.75% 8/1/26	749,000	$ 739,637
Standard Industries
4.75% 1/15/28	840,000	708,750
5.00% 2/15/27	340,000	298,350
6.00% 10/15/25	1,355,000	1,304,662
Summit Materials
5.13% 6/1/25	655,000	597,687
6.13% 7/15/23	1,990,000	1,980,050
US Concrete 6.38% 6/1/24	1,140,000	1,054,500
		14,546,929
Chemicals–1.61%
Chemours 7.00% 5/15/25	1,080,000	1,093,500
Cornerstone Chemical 6.75% 8/15/24	387,000	341,527
CVR Partners 9.25% 6/15/23	4,811,000	5,021,481
Ingevity 4.50% 2/1/26	324,000	294,030
NOVA Chemicals
4.88% 6/1/24	800,000	725,000
5.00% 5/1/25	518,000	468,142
5.25% 8/1/23	569,000	539,839
Nufarm Australia 5.75% 4/30/26	67,000	61,406
Trinseo Materials Operating SCA 5.38% 9/1/25	1,206,000	1,060,074
Tronox 6.50% 4/15/26	669,000	557,779
Tronox Finance 5.75% 10/1/25	868,000	706,335
Venator Finance 5.75% 7/15/25	770,000	619,850
		11,488,963
Coal–0.07%
Peabody Energy 6.00% 3/31/22	519,000	505,376
		505,376
Commercial Services–4.91%
ACE Cash Express 12.00% 12/15/22	903,000	792,383
ADT Security 4.13% 6/15/23	3,252,000	2,983,710
Ahern Rentals 7.38% 5/15/23	1,610,000	1,296,050
AMN Healthcare 5.13% 10/1/24	356,000	341,760
Avis Budget Car Rental
5.25% 3/15/25	1,390,000	1,207,562
6.38% 4/1/24	398,000	382,080
Booz Allen Hamilton 5.13% 5/1/25	1,171,000	1,118,305
Brink's 4.63% 10/15/27	805,000	734,563
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Garda World Security
7.25% 11/15/21	134,000	$ 130,148
8.75% 5/15/25	5,830,000	5,334,450
Graham Holdings 5.75% 6/1/26	383,000	384,915
Hertz
5.50% 10/15/24	656,000	482,160
7.38% 1/15/21	822,000	802,478
7.63% 6/1/22	234,000	221,130
Jaguar Holding II 6.38% 8/1/23	750,000	719,625
Nielsen Co. Luxembourg 5.00% 2/1/25	1,385,000	1,301,900
Nielsen Finance 5.00% 4/15/22	1,270,000	1,219,200
Prime Security Services Borrower 9.25% 5/15/23	3,610,000	3,731,837
Quad/Graphics 7.00% 5/1/22	490,000	467,950
Refinitiv US Holdings
6.25% 5/15/26	339,000	327,559
8.25% 11/15/26	348,000	318,855
Service Corp International
5.38% 5/15/24	815,000	808,887
8.00% 11/15/21	370,000	395,900
Sotheby's 4.88% 12/15/25	1,210,000	1,101,100
Team Health Holdings 6.38% 2/1/25	2,578,000	2,117,182
United Rentals North America
4.63% 10/15/25	1,030,000	921,850
4.88% 1/15/28	160,000	140,800
5.50% 7/15/25	1,040,000	982,800
5.50% 5/15/27	390,000	362,700
5.75% 11/15/24	2,220,000	2,145,075
5.88% 9/15/26	273,000	258,326
6.50% 12/15/26	792,000	782,100
Verscend Escrow 9.75% 8/15/26	823,000	776,706
		35,092,046
Computers–1.44%
Banff Merger Sub 9.75% 9/1/26	1,583,000	1,452,403
Dell International / EMC
5.88% 6/15/21	565,000	565,803
7.13% 6/15/24	2,225,000	2,265,650
Diebold Nixdorf 8.50% 4/15/24	1,950,000	1,179,750
EMC 2.65% 6/1/20	848,000	814,713
Exela Intermediate 10.00% 7/15/23	2,159,000	2,069,941
Harland Clarke Holdings 8.38% 8/15/22	324,000	296,865

LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Western Digital 4.75% 2/15/26	1,922,000	$ 1,674,543
		10,319,668
Cosmetics & Personal Care–0.09%
Revlon Consumer Products 6.25% 8/1/24	1,194,000	638,790
		638,790
Distribution/Wholesale–0.42%
Global Partners
6.25% 7/15/22	792,000	752,400
7.00% 6/15/23	860,000	820,225
H&E Equipment Services 5.63% 9/1/25	735,000	677,119
Univar USA 6.75% 7/15/23	758,000	751,367
		3,001,111
Diversified Financial Services–3.42%
Alliance Data Systems
5.38% 8/1/22	1,458,000	1,427,017
5.88% 11/1/21	800,000	800,880
Ally Financial
4.63% 5/19/22	894,000	881,707
4.63% 3/30/25	750,000	729,375
5.13% 9/30/24	1,875,000	1,865,625
5.75% 11/20/25	1,485,000	1,483,144
8.00% 11/1/31	1,170,000	1,304,550
CNG Holdings 9.38% 5/15/20	2,303,000	2,164,820
Curo Group Holdings 8.25% 9/1/25	1,377,000	1,087,830
Ladder Capital Finance Holdings
5.25% 3/15/22	485,000	472,875
5.25% 10/1/25	548,000	490,460
LPL Holdings 5.75% 9/15/25	1,088,000	1,022,720
Nationstar Mortgage
6.50% 7/1/21	527,000	515,143
6.50% 6/1/22	173,000	169,864
Nationstar Mortgage Holdings
8.13% 7/15/23	454,000	443,785
9.13% 7/15/26	1,465,000	1,428,375
Quicken Loans
5.25% 1/15/28	1,843,000	1,637,966
5.75% 5/1/25	1,455,000	1,367,700
Springleaf Finance
5.63% 3/15/23	2,260,000	2,090,500
6.13% 5/15/22	740,000	721,285
6.88% 3/15/25	355,000	318,613
7.13% 3/15/26	1,232,000	1,101,870
7.75% 10/1/21	475,000	478,563
Travelport Corporate Finance 6.00% 3/15/26	451,000	456,638
		24,461,305
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric–2.27%
Calpine
5.25% 6/1/26	1,210,000	$ 1,108,662
5.50% 2/1/24	675,000	620,156
5.75% 1/15/25	1,025,000	940,437
5.88% 1/15/24	900,000	884,250
Clearway Energy Operating
5.00% 9/15/26	535,000	482,838
5.75% 10/15/25	485,000	464,994
NextEra Energy Operating Partners L.P. 4.25% 9/15/24	798,000	741,142
NRG Energy
5.75% 1/15/28	596,000	574,395
6.63% 1/15/27	1,847,000	1,867,779
Pacific Gas & Electric 4.25% 8/1/23	405,000	377,287
Talen Energy Supply 6.50% 6/1/25	1,625,000	1,161,875
Terraform Global Operating 6.13% 3/1/26	701,000	653,683
TerraForm Power Operating
4.25% 1/31/23	843,000	790,312
5.00% 1/31/28	941,000	831,609
φ6.63% 6/15/25	365,000	370,019
Texas Competitive Electric Holdings 11.50% 10/1/20	3,115,000	20,248
=Texas Competitive Electric Holdings Escrow 1.00% 10/1/20	6,255,000	12,510
=Texas Competitive Electric Holdings Escrow (Nonext) 1.00% 10/1/20	1,920,000	3,840
Vistra Energy
5.88% 6/1/23	2,646,000	2,659,230
7.38% 11/1/22	500,000	517,500
7.63% 11/1/24	1,048,000	1,108,260
		16,191,026
Electrical Components & Equipment–0.15%
WESCO Distribution 5.38% 6/15/24	1,170,000	1,107,113
		1,107,113
Engineering & Construction–0.82%
AECOM 5.13% 3/15/27	1,380,000	1,186,800
MasTec 4.88% 3/15/23	1,921,000	1,870,574
Tutor Perini 6.88% 5/1/25	3,029,000	2,824,542
		5,881,916
Entertainment–3.09%
AMC Entertainment Holdings
5.75% 6/15/25	1,372,000	1,212,505
5.88% 11/15/26	722,000	620,920
6.13% 5/15/27	848,000	729,280
Boyne USA 7.25% 5/1/25	1,200,000	1,245,000

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Entertainment (continued)
CCM Merger 6.00% 3/15/22	272,000	$ 276,692
Cinemark USA 4.88% 6/1/23	990,000	952,875
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50% 2/15/23	1,956,000	1,936,440
Eldorado Resorts
6.00% 4/1/25	2,100,000	2,036,244
6.00% 9/15/26	367,000	347,733
7.00% 8/1/23	225,000	231,750
Enterprise Development Authority 12.00% 7/15/24	2,010,000	1,839,150
Gateway Casinos & Entertainment 8.25% 3/1/24	2,003,000	2,038,052
International Game Technology 6.50% 2/15/25	725,000	717,750
Scientific Games International
5.00% 10/15/25	1,627,000	1,456,165
10.00% 12/1/22	2,165,000	2,205,594
Six Flags Entertainment 4.88% 7/31/24	866,000	818,370
Stars Group Holdings 7.00% 7/15/26	902,000	879,450
WMG Acquisition
4.88% 11/1/24	585,000	557,212
5.00% 8/1/23	255,000	248,944
5.50% 4/15/26	1,306,000	1,250,495
5.63% 4/15/22	459,000	459,574
		22,060,195
Environmental Control–0.13%
Covanta Holding
5.88% 3/1/24	580,000	546,650
5.88% 7/1/25	391,000	361,186
		907,836
Food–2.40%
B&G Foods 5.25% 4/1/25	1,219,000	1,138,241
Dean Foods 6.50% 3/15/23	793,000	636,383
Dole Food 7.25% 6/15/25	1,122,000	1,049,070
JBS USA Finance
5.75% 6/15/25	2,387,000	2,288,536
5.88% 7/15/24	2,448,000	2,420,460
6.75% 2/15/28	797,000	780,064
7.25% 6/1/21	4,349,000	4,392,490
Pilgrim's Pride
5.75% 3/15/25	2,237,000	2,108,372
5.88% 9/30/27	971,000	883,610
Post Holdings
5.00% 8/15/26	799,000	731,085
5.50% 3/1/25	717,000	690,873
		17,119,184
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Forest Products & Paper–0.27%
Clearwater Paper
4.50% 2/1/23	630,000	$ 570,150
5.38% 2/1/25	1,468,000	1,332,210
		1,902,360
Gas–0.24%
AmeriGas Partners
5.50% 5/20/25	630,000	579,600
5.63% 5/20/24	471,000	447,450
5.75% 5/20/27	520,000	462,800
5.88% 8/20/26	220,000	201,850
		1,691,700
Health Care Products–0.32%
Hologic 4.38% 10/15/25	802,000	749,870
Mallinckrodt International Finance
5.50% 4/15/25	640,000	444,800
5.63% 10/15/23	311,000	237,915
Sotera Health Holdings 6.50% 5/15/23	300,000	288,000
Teleflex
4.88% 6/1/26	148,000	142,080
5.25% 6/15/24	405,000	405,000
		2,267,665
Health Care Services–6.75%
Acadia Healthcare
5.13% 7/1/22	410,000	393,600
5.63% 2/15/23	330,000	314,325
6.50% 3/1/24	1,098,000	1,065,060
Catalent Pharma Solutions 4.88% 1/15/26	711,000	677,228
Centene
4.75% 5/15/22	486,000	481,748
4.75% 1/15/25	1,066,000	1,020,695
5.63% 2/15/21	343,000	344,715
6.13% 2/15/24	700,000	718,375
CHS / Community Health Systems
5.13% 8/1/21	1,472,000	1,372,640
6.25% 3/31/23	1,393,000	1,271,182
6.88% 2/1/22	1,318,000	606,280
8.13% 6/30/24	2,410,000	1,771,350
8.63% 1/15/24	1,456,000	1,441,440
DaVita
5.00% 5/1/25	1,125,000	1,025,156
5.75% 8/15/22	300,000	299,250
DaVita HealthCare Partners 5.13% 7/15/24	1,786,000	1,678,840
Envision Healthcare 8.75% 10/15/26	1,964,000	1,703,770
HCA
4.25% 10/15/19	630,000	629,606
5.00% 3/15/24	506,000	502,205
5.25% 4/15/25	330,000	329,175
5.38% 2/1/25	3,421,000	3,344,027

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
HCA (continued)
5.50% 6/15/47	940,000	$ 893,000
5.88% 3/15/22	1,019,000	1,047,023
5.88% 5/1/23	2,789,000	2,830,835
5.88% 2/15/26	2,125,000	2,119,687
7.50% 2/15/22	1,065,000	1,134,225
HCA Healthcare 6.25% 2/15/21	470,000	481,750
MPH Acquisition Holdings 7.13% 6/1/24	2,780,000	2,599,300
~Polaris Intermediate PIK 8.50% 12/1/22	1,489,000	1,363,730
Tenet Healthcare
4.38% 10/1/21	1,285,000	1,249,663
4.50% 4/1/21	843,000	824,033
4.63% 7/15/24	1,370,000	1,279,237
4.75% 6/1/20	840,000	841,134
5.13% 5/1/25	2,351,000	2,198,185
6.00% 10/1/20	658,000	668,693
6.75% 2/1/20	115,000	115,288
6.75% 6/15/23	2,686,000	2,531,555
7.00% 8/1/25	1,516,000	1,407,985
7.50% 1/1/22	360,000	365,850
8.13% 4/1/22	1,554,000	1,563,712
WellCare Health Plans 5.25% 4/1/25	1,545,000	1,492,856
West Street Merger Sub 6.38% 9/1/25	200,000	178,000
		48,176,408
Home Builders–0.70%
Lennar
4.50% 4/30/24	630,000	596,925
4.75% 11/29/27	485,000	439,531
5.25% 6/1/26	411,000	388,909
5.88% 11/15/24	1,640,000	1,646,150
Mattamy Group 6.88% 12/15/23	215,000	201,831
New Home 7.25% 4/1/22	1,110,000	1,012,875
Toll Brothers Finance
4.35% 2/15/28	85,000	73,100
4.88% 11/15/25	395,000	370,806
5.63% 1/15/24	290,000	285,650
		5,015,777
Home Furnishings–0.47%
Tempur Sealy International
5.50% 6/15/26	722,000	662,435
5.63% 10/15/23	2,760,000	2,670,300
		3,332,735
Household Products Wares–0.50%
Kronos Acquisition Holdings 9.00% 8/15/23	761,000	585,970
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Household Products Wares (continued)
Spectrum Brands
5.75% 7/15/25	1,718,000	$ 1,640,175
6.13% 12/15/24	1,384,000	1,339,020
		3,565,165
Insurance–0.65%
AmWINS Group 7.75% 7/1/26	962,000	911,495
CNO Financial Group 5.25% 5/30/25	1,049,000	1,002,451
Fidelity & Guaranty Life Holdings 5.50% 5/1/25	738,000	708,701
Liberty Mutual Group 7.80% 3/7/87	837,000	914,423
Radian Group 4.50% 10/1/24	804,000	732,645
USIS Merger Sub 6.88% 5/1/25	410,000	377,446
		4,647,161
Internet–0.70%
Netflix
4.38% 11/15/26	425,000	386,750
4.88% 4/15/28	805,000	736,575
5.88% 11/15/28	648,000	631,282
Symantec 5.00% 4/15/25	1,247,000	1,166,166
Zayo Group
5.75% 1/15/27	840,000	751,800
6.38% 5/15/25	670,000	625,612
Zayo Group / Zayo Capital 6.00% 4/1/23	701,000	667,780
		4,965,965
Iron & Steel–0.96%
AK Steel
6.38% 10/15/25	780,000	604,500
7.00% 3/15/27	1,081,000	848,585
7.50% 7/15/23	515,000	513,713
Big River Steel 7.25% 9/1/25	340,000	338,300
Cleveland-Cliffs
4.88% 1/15/24	400,000	373,000
5.75% 3/1/25	314,000	283,385
Commercial Metals
4.88% 5/15/23	477,000	453,150
5.38% 7/15/27	380,000	341,050
Steel Dynamics
4.13% 9/15/25	785,000	725,144
5.00% 12/15/26	610,000	579,500
5.13% 10/1/21	85,000	85,000
5.25% 4/15/23	135,000	133,650
5.50% 10/1/24	300,000	297,750
United States Steel
6.25% 3/15/26	1,146,000	1,007,047

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Iron & Steel (continued)
United States Steel (continued)
6.88% 8/15/25	299,000	$ 275,080
		6,858,854
Leisure Time–0.30%
Constellation Merger Sub 8.50% 9/15/25	840,000	758,100
Sabre GLBL 5.38% 4/15/23	760,000	760,000
VOC Escrow 5.00% 2/15/28	680,000	630,700
		2,148,800
Lodging–1.56%
Boyd Gaming
6.00% 8/15/26	503,000	472,191
6.38% 4/1/26	1,295,000	1,257,769
6.88% 5/15/23	496,000	502,820
Hilton Domestic Operating 4.25% 9/1/24	371,000	351,523
Hilton Grand Vacations Borrower 6.13% 12/1/24	442,000	440,895
Hilton Worldwide Finance 4.63% 4/1/25	157,000	149,150
Jack Ohio Finance
6.75% 11/15/21	1,105,000	1,118,812
10.25% 11/15/22	705,000	749,063
Marriott Ownership Resorts 6.50% 9/15/26	927,000	898,031
MGM Resorts International 6.00% 3/15/23	978,000	985,335
Seminole Hard Rock Entertainment 5.88% 5/15/21	2,305,000	2,310,762
Station Casinos 5.00% 10/1/25	1,192,000	1,081,740
Wyndham Worldwide
5.40% 4/1/24	296,000	283,420
5.75% 4/1/27	293,000	269,926
6.35% 10/1/25	304,000	296,400
		11,167,837
Machinery Construction & Mining–0.52%
Vertiv Group 9.25% 10/15/24	3,996,000	3,696,300
		3,696,300
Machinery Diversified–0.29%
ATS Automation Tooling Systems 6.50% 6/15/23	792,000	801,900
Stevens Holding 6.13% 10/1/26	645,000	638,550
Tennant 5.63% 5/1/25	677,000	641,457
		2,081,907
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Media–9.38%
Altice Financing
6.63% 2/15/23	686,000	$ 660,275
7.50% 5/15/26	1,950,000	1,784,250
Altice France
6.25% 5/15/24	1,206,000	1,129,117
7.38% 5/1/26	1,865,000	1,715,800
8.13% 2/1/27	820,000	774,900
Altice Luxembourg
7.63% 2/15/25	1,275,000	957,844
7.75% 5/15/22	1,329,000	1,214,374
AMC Networks
4.75% 12/15/22	15,000	14,700
4.75% 8/1/25	578,000	525,980
5.00% 4/1/24	1,485,000	1,410,750
Cablevision Systems 8.00% 4/15/20	1,838,000	1,865,570
CBS Radio 7.25% 11/1/24	730,000	682,550
CCO Holdings
5.00% 2/1/28	814,000	750,915
5.13% 5/1/27	1,284,000	1,199,128
5.38% 5/1/25	300,000	288,375
5.50% 5/1/26	830,000	799,912
5.75% 9/1/23	375,000	374,063
5.75% 1/15/24	225,000	223,313
5.75% 2/15/26	2,869,000	2,818,792
5.88% 4/1/24	4,981,000	4,968,547
Clear Channel Worldwide Holdings
6.50% 11/15/22	2,293,000	2,281,535
6.50% 11/15/22	1,632,000	1,640,160
7.63% 3/15/20	45,000	44,213
7.63% 3/15/20	2,190,000	2,143,462
CSC Holdings
5.25% 6/1/24	935,000	859,031
5.38% 7/15/23	1,880,000	1,838,076
5.38% 2/1/28	800,000	737,744
5.50% 5/15/26	1,484,000	1,402,380
5.50% 4/15/27	1,168,000	1,089,160
6.63% 10/15/25	2,165,000	2,197,475
6.75% 11/15/21	433,000	444,908
7.50% 4/1/28	895,000	897,237
8.63% 2/15/19	493,000	495,465
DISH DBS
5.00% 3/15/23	718,000	600,428
5.88% 7/15/22	500,000	461,875
5.88% 11/15/24	263,000	212,701
6.75% 6/1/21	4,032,000	4,000,550
7.75% 7/1/26	742,000	615,860
EW Scripps 5.13% 5/15/25	310,000	285,200
Gray Escrow 7.00% 5/15/27	740,000	721,996
Gray Television
5.13% 10/15/24	1,235,000	1,141,757
5.88% 7/15/26	718,000	671,186
‡iHeartCommunications 9.00% 12/15/19	1,384,000	934,200

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Liberty Interactive 8.25% 2/1/30	380,000	$ 372,400
Nexstar Broadcasting
5.63% 8/1/24	385,000	360,938
6.13% 2/15/22	155,000	154,613
Sinclair Television Group
5.63% 8/1/24	153,000	143,820
5.88% 3/15/26	84,000	78,645
6.13% 10/1/22	915,000	924,150
Sirius XM Radio
4.63% 5/15/23	1,100,000	1,058,750
5.00% 8/1/27	956,000	877,130
5.38% 4/15/25	1,205,000	1,146,256
5.38% 7/15/26	390,000	366,113
TEGNA
5.50% 9/15/24	265,000	257,713
6.38% 10/15/23	1,025,000	1,031,406
Unitymedia 6.13% 1/15/25	1,645,000	1,661,285
Univision Communications
5.13% 5/15/23	405,000	364,500
5.13% 2/15/25	1,184,000	1,041,920
6.75% 9/15/22	218,000	218,000
UPC Holding 5.50% 1/15/28	160,000	144,000
UPCB Finance IV 5.38% 1/15/25	1,095,000	1,026,694
μViacom
5.88% (LIBOR03M + 3.90%) 2/28/57	1,083,000	985,965
6.25% (LIBOR03M + 3.90%) 2/28/57	649,000	606,942
Videotron
5.13% 4/15/27	313,000	296,568
5.38% 6/15/24	798,000	793,012
Virgin Media Secured Finance
5.25% 1/15/26	810,000	745,200
5.50% 1/15/25	400,000	395,755
Ziggo Bond Finance 5.88% 1/15/25	520,000	471,900
Ziggo Secured Finance 5.50% 1/15/27	1,750,000	1,570,625
		66,970,054
Metal Fabricate & Hardware–0.34%
Novelis
5.88% 9/30/26	1,480,000	1,313,500
6.25% 8/15/24	1,175,000	1,107,437
		2,420,937
Mining–2.08%
Alcoa Nederland Holding B.V. 6.75% 9/30/24	797,000	812,940
Coeur Mining 5.88% 6/1/24	399,000	352,616
Constellium
5.75% 5/15/24	250,000	231,250
6.63% 3/1/25	909,000	845,370
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
FMG Resources August 2006
4.75% 5/15/22	552,000	$ 526,470
5.13% 5/15/24	783,000	723,296
Freeport-McMoRan
3.55% 3/1/22	80,000	75,900
3.88% 3/15/23	3,140,000	2,912,350
4.00% 11/14/21	1,193,000	1,164,666
4.55% 11/14/24	465,000	430,706
5.40% 11/14/34	150,000	118,875
5.45% 3/15/43	1,280,000	980,800
Hecla Mining 6.88% 5/1/21	1,351,000	1,328,202
Hudbay Minerals
7.25% 1/15/23	575,000	570,688
7.63% 1/15/25	420,000	412,650
Kaiser Aluminum 5.88% 5/15/24	433,000	424,340
Northwest Acquisitions 7.13% 11/1/22	379,000	375,324
Teck Resources
5.40% 2/1/43	560,000	490,000
6.00% 8/15/40	625,000	584,375
6.13% 10/1/35	1,180,000	1,132,800
8.50% 6/1/24	311,000	333,936
		14,827,554
Miscellaneous Manufacturing–1.59%
Bombardier
6.00% 10/15/22	1,997,000	1,882,172
6.13% 1/15/23	1,956,000	1,838,640
7.50% 12/1/24	693,000	654,885
7.50% 3/15/25	1,643,000	1,554,689
7.75% 3/15/20	112,000	114,100
8.75% 12/1/21	1,527,000	1,578,536
FXI Holdings 7.88% 11/1/24	1,904,000	1,637,440
Gates Global 6.00% 7/15/22	742,000	729,943
General Electric
5.88% 1/14/38	178,000	170,660
6.15% 8/7/37	647,000	632,831
Koppers 6.00% 2/15/25	657,000	581,445
		11,375,341
Office Business Equipment–0.13%
CDW
5.00% 9/1/23	259,000	255,763
5.50% 12/1/24	685,000	679,862
		935,625
Oil & Gas–7.49%
Aker BP
5.88% 3/31/25	1,703,000	1,707,257
6.00% 7/1/22	152,000	153,520
Antero Resources 5.13% 12/1/22	1,190,000	1,123,062
Baytex Energy
5.13% 6/1/21	91,000	87,588

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Baytex Energy (continued)
5.63% 6/1/24	190,000	$ 165,300
California Resources
5.50% 9/15/21	167,000	116,065
8.00% 12/15/22	1,757,000	1,194,760
Callon Petroleum
6.13% 10/1/24	313,000	292,655
6.38% 7/1/26	231,000	215,985
Carrizo Oil & Gas 6.25% 4/15/23	1,200,000	1,116,000
Chesapeake Energy
•5.59% (LIBOR03M + 3.25%) 4/15/19	356,000	355,110
6.63% 8/15/20	364,000	353,990
7.00% 10/1/24	1,615,000	1,405,050
8.00% 1/15/25	1,275,000	1,131,562
8.00% 6/15/27	2,313,000	1,954,485
CITGO Petroleum 6.25% 8/15/22	868,000	844,130
Denbury Resources
7.50% 2/15/24	656,000	531,360
9.25% 3/31/22	397,000	368,218
Diamond Offshore Drilling 7.88% 8/15/25	556,000	464,260
Diamondback Energy 4.75% 11/1/24	252,000	244,440
Ensco
5.20% 3/15/25	522,000	349,740
5.75% 10/1/44	738,000	416,143
7.75% 2/1/26	305,000	227,225
8.00% 1/31/24	270,000	223,425
EP Energy
7.75% 5/15/26	1,851,000	1,645,076
8.00% 11/29/24	1,518,000	1,138,500
8.00% 2/15/25	319,000	133,183
9.38% 5/1/20	698,000	549,675
9.38% 5/1/24	747,000	336,150
Gulfport Energy
6.00% 10/15/24	1,031,000	917,590
6.38% 5/15/25	213,000	189,304
Hilcorp Energy I
5.00% 12/1/24	2,052,000	1,826,280
6.25% 11/1/28	850,000	751,187
Matador Resources 5.88% 9/15/26	1,021,000	941,872
MEG Energy
6.38% 1/30/23	295,000	279,881
6.50% 1/15/25	185,000	188,469
7.00% 3/31/24	388,000	372,480
Nabors Industries 5.75% 2/1/25	653,000	495,999
Noble Holding International
5.25% 3/15/42	448,000	263,200
6.20% 8/1/40	528,000	332,640
7.88% 2/1/26	1,253,000	1,072,881
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Noble Holding International (continued)
7.95% 4/1/25	288,000	$ 217,800
8.95% 4/1/45	167,000	127,755
~Northern Oil and Gas PIK 9.50% 5/15/23	574,396	555,728
Oasis Petroleum
6.25% 5/1/26	590,000	497,075
6.88% 3/15/22	330,000	311,850
PBF Holding
7.00% 11/15/23	402,000	385,920
7.25% 6/15/25	1,250,000	1,181,250
Precision Drilling 7.13% 1/15/26	173,000	149,645
QEP Resources
5.25% 5/1/23	494,000	439,660
5.38% 10/1/22	823,000	752,016
5.63% 3/1/26	618,000	515,258
Rowan 7.38% 6/15/25	243,000	196,223
Seven Generations Energy 5.38% 9/30/25	826,000	742,368
Shelf Drilling Holdings 8.25% 2/15/25	2,029,000	1,742,404
SM Energy
5.00% 1/15/24	1,339,000	1,171,625
6.63% 1/15/27	616,000	548,240
6.75% 9/15/26	526,000	473,400
Southwestern Energy
6.20% 1/23/25	397,000	356,804
7.50% 4/1/26	526,000	499,700
Sunoco
4.88% 1/15/23	621,000	607,028
5.50% 2/15/26	427,000	405,650
5.88% 3/15/28	194,000	181,949
Talos Production 11.00% 4/3/22	89,671	86,420
Transocean
6.80% 3/15/38	1,270,000	850,900
7.25% 11/1/25	810,000	710,775
7.50% 1/15/26	2,761,000	2,436,582
7.50% 4/15/31	816,000	622,200
9.00% 7/15/23	960,000	958,800
9.35% 12/15/41	1,194,000	999,975
Transocean Guardian 5.88% 1/15/24	247,000	237,738
Transocean Pontus 6.13% 8/1/25	1,090,000	1,057,300
Tullow Oil 7.00% 3/1/25	1,929,000	1,798,792
Ultra Resources 11.00% 7/12/24	3,291,000	2,550,525
Unit 6.63% 5/15/21	688,000	629,520
W&T Offshore 9.75% 11/1/23	961,000	850,485
Whiting Petroleum 6.63% 1/15/26	1,058,000	912,525

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
WPX Energy 5.75% 6/1/26	290,000	$ 263,900
		53,501,482
Oil & Gas Services–0.47%
KCA Deutag UK Finance
7.25% 5/15/21	991,000	807,665
9.63% 4/1/23	200,000	162,000
9.88% 4/1/22	473,000	390,225
SESI 7.75% 9/15/24	375,000	300,000
Telford Offshore PIK 14.00% 2/12/24	522,372	282,081
Transocean Proteus 6.25% 12/1/24	66,400	63,910
USA Compression Partners 6.88% 4/1/26	301,000	290,465
Weatherford International
5.95% 4/15/42	808,000	415,110
6.50% 8/1/36	206,000	108,150
6.75% 9/15/40	251,000	130,520
6.80% 6/15/37	5,000	2,650
7.00% 3/15/38	518,000	269,360
8.25% 6/15/23	42,000	25,410
9.88% 3/1/25	189,000	115,762
		3,363,308
Packaging & Containers–1.71%
Ardagh Packaging Finance
4.63% 5/15/23	700,000	670,250
6.00% 2/15/25	2,435,000	2,253,885
7.25% 5/15/24	825,000	826,031
Ball
5.00% 3/15/22	135,000	136,013
5.25% 7/1/25	366,000	366,000
Berry Global
4.50% 2/15/26	587,000	538,572
5.13% 7/15/23	360,000	357,408
6.00% 10/15/22	500,000	506,250
BWAY Holding 5.50% 4/15/24	1,180,000	1,113,625
Crown Americas
4.25% 9/30/26	490,000	441,613
4.75% 2/1/26	310,000	292,950
Flex Acquisition 6.88% 1/15/25	266,000	238,070
Intertape Polymer Group 7.00% 10/15/26	628,000	621,720
OI European Group 4.00% 3/15/23	450,000	421,875
Owens-Brockway Glass Container
5.00% 1/15/22	485,000	481,969
5.38% 1/15/25	199,000	189,796
5.88% 8/15/23	105,000	105,656
6.38% 8/15/25	460,000	457,700
Reynolds Group Issuer
5.13% 7/15/23	350,000	333,813
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers (continued)
Reynolds Group Issuer (continued)
5.75% 10/15/20	1,342,214	$ 1,340,536
6.88% 2/15/21	150,744	150,932
Sealed Air 4.88% 12/1/22	360,000	357,750
		12,202,414
Pharmaceuticals–2.41%
Bausch Health
5.50% 11/1/25	773,000	723,721
5.88% 5/15/23	6,304,000	5,854,840
6.13% 4/15/25	1,293,000	1,131,375
6.50% 3/15/22	521,000	524,908
7.00% 3/15/24	850,000	860,625
8.50% 1/31/27	472,000	459,020
9.00% 12/15/25	2,275,000	2,272,156
9.25% 4/1/26	1,156,000	1,158,890
Endo Finance
5.38% 1/15/23	223,000	170,595
5.75% 1/15/22	827,000	692,612
5.88% 10/15/24	580,000	551,000
6.00% 7/15/23	1,600,000	1,228,000
6.00% 2/1/25	960,000	693,600
7.25% 1/15/22	250,000	217,500
NVA Holdings 6.88% 4/1/26	771,000	693,900
		17,232,742
Pipelines–4.81%
μAndeavor Logistics 6.88% 2/15/66	1,140,000	1,016,737
μBuckeye Partners 6.38% 1/22/78	1,305,000	1,063,533
Cheniere Corpus Christi Holdings
5.13% 6/30/27	460,000	435,988
5.88% 3/31/25	1,030,000	1,027,425
7.00% 6/30/24	630,000	666,225
Cheniere Energy Partners
5.25% 10/1/25	554,000	518,682
5.63% 10/1/26	553,000	518,438
CNX Midstream Partners 6.50% 3/15/26	313,000	298,915
Crestwood Midstream Partners
5.75% 4/1/25	620,000	578,150
6.25% 4/1/23	494,000	477,945
CSI Compressco 7.50% 4/1/25	335,000	313,225
μDCP Midstream 7.38% 6/15/66	1,132,000	1,009,602
DCP Midstream Operating
3.88% 3/15/23	1,667,000	1,566,980
4.75% 9/30/21	68,000	67,320
4.95% 4/1/22	270,000	267,975
5.38% 7/15/25	355,000	347,900
6.75% 9/15/37	735,000	727,650
Delek Logistics Partners 6.75% 5/15/25	1,622,000	1,581,450

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer
4.25% 3/15/23	574,000	$ 553,910
5.88% 1/15/24	2,097,000	2,138,940
μEnergy Transfer Partners 6.63% 12/31/49	1,142,000	944,291
EnLink Midstream Partners
4.15% 6/1/25	656,000	592,220
4.40% 4/1/24	522,000	492,489
4.85% 7/15/26	312,000	281,783
5.60% 4/1/44	435,000	358,442
μ6.00% 12/15/22	1,200,000	874,568
μEnterprise Products Operating
4.88% 8/16/77	443,000	367,867
5.38% 2/15/78	787,000	653,197
Genesis Energy
5.63% 6/15/24	519,000	447,638
6.00% 5/15/23	500,000	463,750
6.25% 5/15/26	395,000	340,688
6.50% 10/1/25	80,000	70,800
6.75% 8/1/22	295,000	289,100
Holly Energy Partners 6.00% 8/1/24	828,000	815,580
Martin Midstream Partners 7.25% 2/15/21	1,506,000	1,438,230
NGPL PipeCo 4.88% 8/15/27	558,000	528,007
NuStar Logistics 5.63% 4/28/27	1,005,000	940,931
PBF Logistics 6.88% 5/15/23	531,000	524,362
μPlains All American Pipeline 6.13%	1,220,000	1,027,850
SemGroup
5.63% 7/15/22	537,000	508,808
5.63% 11/15/23	497,000	454,755
6.38% 3/15/25	610,000	565,775
7.25% 3/15/26	752,000	706,880
Summit Midstream Holdings
5.50% 8/15/22	652,000	622,660
5.75% 4/15/25	709,000	655,825
Tallgrass Energy Partners 5.50% 9/15/24	905,000	893,687
Targa Resources Partners
4.25% 11/15/23	142,000	131,883
5.00% 1/15/28	395,000	358,463
5.13% 2/1/25	1,377,000	1,297,822
5.25% 5/1/23	490,000	481,425
5.38% 2/1/27	380,000	358,150
5.88% 4/15/26	307,000	300,093
TransMontaigne Partners / TLP Finance 6.13% 2/15/26	462,000	415,800
		34,380,809
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Private Equity–0.47%
Icahn Enterprises
5.88% 2/1/22	1,399,000	$ 1,376,266
6.25% 2/1/22	682,000	675,180
6.38% 12/15/25	1,045,000	1,008,425
6.75% 2/1/24	312,000	310,050
		3,369,921
Real Estate–0.07%
Kennedy-Wilson 5.88% 4/1/24	550,000	517,000
		517,000
Real Estate Investment Trusts–1.39%
CyrusOne
5.00% 3/15/24	371,000	364,508
5.38% 3/15/27	741,000	720,622
Equinix
5.38% 1/1/22	689,000	695,890
5.38% 4/1/23	500,000	499,375
5.38% 5/15/27	535,000	524,300
5.75% 1/1/25	1,102,000	1,114,397
5.88% 1/15/26	300,000	303,000
ESH Hospitality 5.25% 5/1/25	1,417,000	1,321,352
Iron Mountain
4.88% 9/15/27	733,000	643,208
5.25% 3/15/28	706,000	626,575
5.75% 8/15/24	1,716,000	1,634,490
SBA Communications
4.00% 10/1/22	147,000	140,753
4.88% 7/15/22	683,000	672,755
4.88% 9/1/24	720,000	679,500
		9,940,725
Retail–3.18%
1011778 BC ULC / New Red Finance 4.25% 5/15/24	1,194,000	1,101,465
Albertsons/Safeway/New Albertsons
5.75% 3/15/25	1,880,000	1,654,400
6.63% 6/15/24	4,658,000	4,343,585
Caleres 6.25% 8/15/23	500,000	502,500
Cumberland Farms 6.75% 5/1/25	284,000	286,130
FirstCash 5.38% 6/1/24	248,000	239,940
Golden Nugget 6.75% 10/15/24	2,329,000	2,200,905
IRB Holding 6.75% 2/15/26	1,982,000	1,739,205
L Brands
5.25% 2/1/28	384,000	328,800
6.75% 7/1/36	719,000	589,580
Neiman Marcus Group 8.00% 10/15/21	1,812,000	756,510
New Albertsons
6.63% 6/1/28	569,000	423,905
7.45% 8/1/29	1,311,000	1,055,355

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
New Albertsons (continued)
7.75% 6/15/26	600,000	$ 513,000
8.00% 5/1/31	625,000	512,500
Party City Holdings 6.63% 8/1/26	1,092,000	996,450
Penske Automotive Group 5.50% 5/15/26	1,964,000	1,833,885
PetSmart
5.88% 6/1/25	647,000	470,692
7.13% 3/15/23	619,000	363,663
8.88% 6/1/25	550,000	321,750
Staples 8.50% 9/15/25	2,720,000	2,467,584
		22,701,804
Semiconductors–0.57%
Entegris 4.63% 2/10/26	750,000	693,750
NXP B.V. 4.63% 6/15/22	1,243,000	1,227,462
Qorvo 5.50% 7/15/26	232,000	222,140
Sensata Technologies
4.88% 10/15/23	435,000	424,669
5.00% 10/1/25	391,000	369,495
5.63% 11/1/24	531,000	525,026
Sensata Technologies UK Financing 6.25% 2/15/26	597,000	602,224
		4,064,766
Software–2.35%
Camelot Finance S.A. 7.88% 10/15/24	1,429,000	1,386,130
First Data
5.00% 1/15/24	587,000	567,189
5.75% 1/15/24	1,451,000	1,420,166
Genesys Telecommunications Laboratories 10.00% 11/30/24	1,965,000	2,063,250
~Infor Software Parent PIK 7.13% 5/1/21	750,000	733,125
Infor US
5.75% 8/15/20	988,000	992,199
6.50% 5/15/22	1,571,000	1,525,284
Informatica 7.13% 7/15/23	546,000	534,474
IQVIA
4.88% 5/15/23	580,000	571,300
5.00% 10/15/26	418,000	400,758
MSCI 5.38% 5/15/27	384,000	376,800
Nuance Communications
5.38% 8/15/20	321,000	320,799
5.63% 12/15/26	1,505,000	1,433,512
Open Text
5.63% 1/15/23	737,000	737,000
5.88% 6/1/26	945,000	928,463
Rackspace Hosting 8.63% 11/15/24	1,714,000	1,341,205
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Solera 10.50% 3/1/24	1,369,000	$ 1,464,830
		16,796,484
Telecommunications–9.08%
=‡Avaya 7.00% 4/1/19	3,607,000	361
CenturyLink
5.80% 3/15/22	725,000	701,437
6.45% 6/15/21	140,000	140,175
6.75% 12/1/23	745,000	719,856
7.50% 4/1/24	667,000	645,323
Cincinnati Bell
7.00% 7/15/24	1,852,000	1,537,160
8.00% 10/15/25	650,000	539,500
CommScope
5.00% 6/15/21	928,000	922,200
5.50% 6/15/24	1,275,000	1,171,406
CommScope Technologies
5.00% 3/15/27	485,000	394,063
6.00% 6/15/25	381,000	348,615
DKT Finance 9.38% 6/17/23	1,825,000	1,875,187
Embarq 8.00% 6/1/36	6,348,000	5,776,680
Frontier Communications
7.13% 1/15/23	295,000	168,150
7.63% 4/15/24	80,000	41,600
8.50% 4/1/26	1,020,000	895,050
10.50% 9/15/22	656,000	459,200
11.00% 9/15/25	2,170,000	1,361,566
Goodman Networks 8.00% 5/11/22	352,542	132,203
Hughes Satellite Systems
5.25% 8/1/26	1,301,000	1,196,920
6.63% 8/1/26	564,000	518,175
Inmarsat Finance 6.50% 10/1/24	615,000	576,563
Intelsat Connect Finance 9.50% 2/15/23	2,375,000	2,054,375
Intelsat Jackson Holdings
5.50% 8/1/23	2,636,000	2,306,500
8.00% 2/15/24	2,226,000	2,298,345
8.50% 10/15/24	3,038,000	2,962,050
9.75% 7/15/25	685,000	690,343
Intelsat Luxembourg
7.75% 6/1/21	147,000	134,505
8.13% 6/1/23	979,000	763,620
Level 3 Financing
5.13% 5/1/23	210,000	203,438
5.25% 3/15/26	645,000	591,788
5.38% 8/15/22	445,000	437,426
5.38% 1/15/24	346,000	330,430
5.38% 5/1/25	1,375,000	1,292,500
Nokia
4.38% 6/12/27	475,000	442,938
6.63% 5/15/39	658,000	671,160
Plantronics 5.50% 5/31/23	731,000	681,658
Qwest 7.25% 9/15/25	210,000	216,497

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Qwest Capital Funding 7.75% 2/15/31	607,000	$ 497,740
Sprint
7.13% 6/15/24	4,968,000	4,932,429
7.25% 9/15/21	491,000	503,766
7.63% 2/15/25	1,479,000	1,482,697
7.63% 3/1/26	861,000	852,390
7.88% 9/15/23	2,795,000	2,875,356
Sprint Capital
6.88% 11/15/28	313,000	296,568
8.75% 3/15/32	2,095,000	2,215,462
Sprint Communications
6.00% 11/15/22	1,190,000	1,170,758
7.00% 3/1/20	1,052,000	1,080,930
7.00% 8/15/20	882,000	905,197
11.50% 11/15/21	90,000	102,375
Telecom Italia Capital
6.00% 9/30/34	855,000	743,850
6.38% 11/15/33	1,308,000	1,187,180
7.20% 7/18/36	387,000	371,520
7.72% 6/4/38	185,000	184,654
Telecom Italia SpA 5.30% 5/30/24	400,000	381,500
T-Mobile USA
‡0.00% 1/15/26	1,014,000	0
4.50% 2/1/26	1,340,000	1,234,475
‡4.50% 2/1/26	546,000	0
4.75% 2/1/28	546,000	496,178
‡4.75% 2/1/28	546,000	0
5.13% 4/15/25	380,000	370,500
6.00% 4/15/24	1,065,000	1,067,662
‡6.00% 4/15/24	1,365,000	0
6.38% 3/1/25	2,389,000	2,418,862
‡6.38% 3/1/25	2,389,000	0
6.50% 1/15/24	129,000	132,225
‡6.50% 1/15/24	129,000	0
6.50% 1/15/26	1,014,000	1,036,815
ViaSat 5.63% 9/15/25	415,000	383,875
Wind Tre 5.00% 1/20/26	863,000	715,220
Windstream Services 9.00% 6/30/25	1,488,000	1,015,560
		64,854,707
Toys Games Hobbies–0.19%
Mattel
3.15% 3/15/23	425,000	350,625
6.75% 12/31/25	1,150,000	1,028,894
		1,379,519
Trucking & Leasing–0.73%
Avolon Holdings Funding
5.13% 10/1/23	302,000	289,165
5.50% 1/15/23	142,000	138,095
DAE Funding
4.50% 8/1/22	549,000	528,413
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Trucking & Leasing (continued)
DAE Funding (continued)
5.00% 8/1/24	956,000	$ 927,320
Park Aerospace Holdings
4.50% 3/15/23	1,275,000	1,195,312
5.25% 8/15/22	561,000	544,871
5.50% 2/15/24	1,612,000	1,559,610
		5,182,786
Total Corporate Bonds (Cost $693,501,473)		651,709,953
LOAN AGREEMENTS–4.25%
•Albertsons
5.69% (LIBOR03M + 3.00%) 6/22/23	466,449	444,292
5.82% (LIBOR03M + 3.00%) 12/21/22	109,169	105,120
•Avaya 6.70% (LIBOR01M + 4.25%) 12/15/24	752,400	728,417
•California Resources Corporation
7.26% (LIBOR01M + 4.75%) 12/31/22	5,214,700	5,093,041
12.90% (LIBOR01M + 10.37%) 12/31/21	4,862,000	4,813,380
•Cincinnati Bell 5.77% (LIBOR01M + 3.25%) 10/2/24	603,488	583,443
•Claire's Stores 9.94% 10/12/38	609,702	955,201
•Concordia International 7.89% (LIBOR01M + 5.50%) 9/6/24	1,313,498	1,259,684
•Consolidated Communications 5.53% (LIBOR01M + 3.00%) 10/4/23	570,037	535,478
•Cortes NP Acquisition Corporation 6.71% (LIBOR03M + 4.00%) 11/30/23	577,765	527,933
•Encino Acquisition Partners Holdings 9.27% (LIBOR01M + 6.75%) 10/29/25	613,085	585,496
•FGI Operating Company 12.62% (LIBOR03M + 10.00%) 5/15/22	106,108	106,108
•First Data Corporation 4.50% (LIBOR01M + 2.00%) 7/8/22	744,666	717,322
•Greeneden U.S. Holdings II 5.77% (LIBOR01M + 3.25%) 12/1/23	346,964	335,181
Gulf Finance 7.89% (LIBOR01M + 5.25%) 8/25/23	849,549	655,215

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
LOAN AGREEMENTS (continued)
†•iHeartCommunications
9.24% 1/30/19	2,532,692	$ 1,713,088
10.29% 7/30/19	850,642	575,094
•McDermott Technology Americas Inc 7.35% (LIBOR01M + 5.00%) 5/10/25	1,021	956
•MEG Energy 6.03% (LIBOR01M + 3.50%) 12/31/23	500,734	491,345
•Moran Foods 8.80% (LIBOR03M + 6.00%) 12/5/23	2,989,102	1,494,551
•Neiman Marcus Group 5.63% (LIBOR01M + 3.25%) 10/25/20	840,587	713,188
•ON Semiconductor 4.27% (LIBOR01M + 1.75%) 3/31/23	239,227	230,106
•PetSmart 5.38% (LIBOR01M + 3.00%) 3/11/22	431,672	342,562
×•Prime Security Services Borrower 0.00% 5/2/22	678,270	648,596
•Revlon Consumer Products Corporation 6.21% (LIBOR03M + 3.50%) 9/7/23	1,440,850	1,031,750
•Securus Technologies Holdings
7.02% (LIBOR01M + 4.50%) 11/1/24	805,554	777,360
10.77% (LIBOR01M + 8.25%) 11/1/25	241,000	233,167
•SolarWinds Holdings 5.27% (LIBOR01M + 2.75%) 2/5/24	148,500	143,326
•Syniverse Holdings 7.46% (LIBOR01M + 5.00%) 3/9/23	1,204,880	1,080,880
•Tribune Media Company 5.52% (LIBOR01M + 3.00%) 12/27/20	354,094	352,545
UFC Holdings
×•0.00% 8/18/24	157,797	156,811
•5.78% (LIBOR01M + 3.25%) 8/18/23	533,635	521,362
Ultra Resources 6.47% (LIBOR03M + 4.00%) 4/12/24	770,000	691,075
•United Natural Foods 6.77% (LIBOR01M + 4.25%) 10/22/25	795,000	654,682
•Unitymedia Finance Tranche E 1st Lien 4.46% (LIBOR01M + 2.00%) 6/1/23	278,600	271,224
	PrincipalAmount°	Value(U.S. $)
LOAN AGREEMENTS (continued)
•Viskase Companies 6.05% (LIBOR03M + 3.25%) 1/30/21	815,096	$ 800,832
Total Loan Agreements (Cost $33,723,113)		30,369,811

	Number of Shares
COMMON STOCK–1.08%
Advanz Pharma	80,868	1,544,580
†Avaya Holdings	82,746	1,204,782
Claire's Stores	1,493	1,293,938
†NII Holdings	84,804	373,986
†Penn Virginia	4,465	241,378
Penn Virginia	2,328	125,852
=Remington Outdoor	9,637	79,312
=Telford Offshore	26,723	33,404
†Ultra Petroleum	36,212	27,525
†Vistra Energy	122,023	2,793,106
Total Common Stock (Cost $9,231,914)		7,717,863
PREFERRED STOCKS–0.65%
=Claire's Stores 0.00%	850	1,352,920
=Goodman Networks 8.00%	26,388	264
•ILFC E-Capital Trust I 4.55% 12/21/65	1,540,000	1,201,200
•ILFC E-Capital Trust II 4.80% 12/21/65	2,651,000	2,081,035
Total Preferred Stocks (Cost $3,961,800)		4,635,419
RIGHTS–0.02%
Vistra Energy CVR	188,914	146,408
Total Rights (Cost $0)		146,408
WARRANT–0.00%
Ultra Resources exercise price $0.01	65,520	3,276
Total Warrant (Cost $9,828)		3,276
MONEY MARKET FUND–1.42%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	10,156,501	10,156,501
Total Money Market Fund (Cost $10,156,501)		10,156,501

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–98.70% (Cost $750,802,284)	$704,961,124

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.30%	9,285,931
NET ASSETS APPLICABLE TO 72,166,402 SHARES OUTSTANDING–100.00%	$714,247,055
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND STANDARD CLASS ($532,265,109 / 53,776,541 Shares)	$9.898
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND SERVICE CLASS ($181,981,946 / 18,389,861 Shares)	$9.896
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$788,654,070
Distributable earnings/(accumulated loss)	(74,407,015)
TOTAL NET ASSETS	$714,247,055

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2018.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
~ 100% of the income received on this PIK security was in the form of cash.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
† Non-income producing.
× Delayed settlement. Interest rate to be determined upon settlement date.
★	Includes $3,261,242 payable for securities purchased, $823,259 payable for fund shares redeemed, $73,488 other accrued expenses payable and $436,088 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
CSI–Credit Suisse International
CVR–Contingent Value Rights
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSCI–Morgan Stanley Capital International
PIK–Payment-in-kind
USSW5–5 year Swap Rate
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$ 47,318,723
Dividends	378,027
47,696,750
EXPENSES:
Management fees	4,829,224
Distribution fees-Service Class	487,907
Shareholder servicing fees	221,329
Accounting and administration expenses	186,212
Reports and statements to shareholders	64,847
Professional fees	59,300
Pricing fees	47,565
Trustees’ fees and expenses	24,562
Custodian fees	4,568
Consulting fees	2,219
Other	11,382
5,939,115
Less:
Management fees waived	(256,602)
Total operating expenses	5,682,513
NET INVESTMENT INCOME	42,014,237
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(4,907,645)
Net change in unrealized appreciation (depreciation) of investments	(58,759,233)
NET REALIZED AND UNREALIZED LOSS	(63,666,878)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,652,641)
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 42,014,237	$ 45,130,910
Net realized gain (loss)	(4,907,645)	2,695,983
Net change in unrealized appreciation (depreciation)	(58,759,233)	4,845,490
Net increase (decrease) in net assets resulting from operations	(21,652,641)	52,672,383
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(31,713,928)	(35,616,691)
Service Class	(10,624,670)	(10,772,151)
	(42,338,598)	(46,388,842)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	101,727,900	47,512,747
Service Class	53,179,889	46,243,412
Reinvestment of dividends and distributions:
Standard Class	31,713,928	35,616,691
Service Class	10,624,670	10,772,151
	197,246,387	140,145,001
Cost of shares redeemed:
Standard Class	(155,664,131)	(175,906,084)
Service Class	(56,364,315)	(47,409,953)
	(212,028,446)	(223,316,037)
Decrease in net assets derived from capital share transactions	(14,782,059)	(83,171,036)
NET DECREASE IN NET ASSETS	(78,773,298)	(76,887,495)
NET ASSETS:
Beginning of year	793,020,353	869,907,848
End of year	$ 714,247,055	$ 793,020,353
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (35,616,691)
Service Class		(10,772,151)
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.802	$ 10.780	$ 10.026	$ 11.082	$ 11.304
Income (loss) from investment operations:
Net investment income[1]	0.600	0.609	0.613	0.618	0.609
Net realized and unrealized gain (loss)	(0.885)	0.087	0.743	(1.051)	(0.290)
Total from investment operations	(0.285)	0.696	1.356	(0.433)	0.319
Less dividends and distributions from:
Net investment income	(0.619)	(0.674)	(0.602)	(0.565)	(0.502)
Net realized gain	—	—	—	(0.058)	(0.039)
Total dividends and distributions	(0.619)	(0.674)	(0.602)	(0.623)	(0.541)
Net asset value, end of period	$ 9.898	$ 10.802	$ 10.780	$ 10.026	$ 11.082
Total return[2]	(2.78%)	6.47%	13.58%	(3.94%)	2.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$532,265	$601,921	$688,621	$625,243	$526,920
Ratio of expenses to average net assets	0.68%	0.66%	0.65%	0.65%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.71%	0.70%	0.68%	0.68%	0.70%
Ratio of net investment income to average net assets	5.57%	5.46%	5.75%	5.56%	5.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.54%	5.42%	5.72%	5.53%	5.20%
Portfolio turnover	46%	51%	45%	36%	37%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.800	$ 10.778	$ 10.026	$ 11.080	$ 11.302
Income (loss) from investment operations:
Net investment income[1]	0.573	0.581	0.587	0.590	0.579
Net realized and unrealized gain (loss)	(0.885)	0.087	0.740	(1.049)	(0.289)
Total from investment operations	(0.312)	0.668	1.327	(0.459)	0.290
Less dividends and distributions from:
Net investment income	(0.592)	(0.646)	(0.575)	(0.537)	(0.473)
Net realized gain	—	—	—	(0.058)	(0.039)
Total dividends and distributions	(0.592)	(0.646)	(0.575)	(0.595)	(0.512)
Net asset value, end of period	$ 9.896	$ 10.800	$ 10.778	$ 10.026	$ 11.080
Total return[2]	(3.03%)	6.22%	13.29%	(4.17%)	2.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$181,982	$191,099	$181,287	$152,163	$153,275
Ratio of expenses to average net assets	0.93%	0.91%	0.90%	0.90%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.96%	0.95%	0.93%	0.93%	0.95%
Ratio of net investment income to average net assets	5.32%	5.21%	5.50%	5.31%	4.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.29%	5.17%	5.47%	5.28%	4.95%
Portfolio turnover	46%	51%	45%	36%	37%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $250 million.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$43,524
Legal	8,546
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $50,702 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$376,286
Distribution fees payable to LFD	39,913
Printing and mailing fees payable to Lincoln Life	1,728
Shareholder servicing fees payable to Lincoln Life	18,161
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$334,114,304
Sales	335,655,163
LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments	$751,589,361
Aggregate unrealized appreciation of investments	$ 5,362,810
Aggregate unrealized depreciation of investments	(51,991,047)
Net unrealized depreciation of investments	$ (46,628,237)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Convertible Bonds	$ —	$ 221,893	$ —	$ 221,893
Corporate Bonds
Advertising	—	2,257,200	—	2,257,200
Aerospace & Defense	—	6,500,950	—	6,500,950
Airlines	—	1,263,600	—	1,263,600
Apparel	—	387,063	—	387,063
Auto Manufacturers	—	3,594,821	—	3,594,821
Auto Parts & Equipment	—	9,821,305	—	9,821,305
Banks	—	16,198,464	—	16,198,464
Biotechnology	—	828,480	—	828,480
Building Materials	—	14,546,929	—	14,546,929
Chemicals	—	11,488,963	—	11,488,963
Coal	—	505,376	—	505,376
Commercial Services	—	35,092,046	—	35,092,046
Computers	—	10,319,668	—	10,319,668
Cosmetics & Personal Care	—	638,790	—	638,790
Distribution/Wholesale	—	3,001,111	—	3,001,111
Diversified Financial Services	—	24,461,305	—	24,461,305
Electric	—	16,174,676	16,350	16,191,026
LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Electrical Components & Equipment	$ —	$ 1,107,113	$ —	$ 1,107,113
Engineering & Construction	—	5,881,916	—	5,881,916
Entertainment	—	22,060,195	—	22,060,195
Environmental Control	—	907,836	—	907,836
Food	—	17,119,184	—	17,119,184
Forest Products & Paper	—	1,902,360	—	1,902,360
Gas	—	1,691,700	—	1,691,700
Health Care Products	—	2,267,665	—	2,267,665
Health Care Services	—	48,176,408	—	48,176,408
Home Builders	—	5,015,777	—	5,015,777
Home Furnishings	—	3,332,735	—	3,332,735
Household Products Wares	—	3,565,165	—	3,565,165
Insurance	—	4,647,161	—	4,647,161
Internet	—	4,965,965	—	4,965,965
Iron & Steel	—	6,858,854	—	6,858,854
Leisure Time	—	2,148,800	—	2,148,800
Lodging	—	11,167,837	—	11,167,837
Machinery Construction & Mining	—	3,696,300	—	3,696,300
Machinery Diversified	—	2,081,907	—	2,081,907
Media	—	66,970,054	—	66,970,054
Metal Fabricate & Hardware	—	2,420,937	—	2,420,937
Mining	—	14,827,554	—	14,827,554
Miscellaneous Manufacturing	—	11,375,341	—	11,375,341
Office Business Equipment	—	935,625	—	935,625
Oil & Gas	—	53,501,482	—	53,501,482
Oil & Gas Services	—	3,363,308	—	3,363,308
Packaging & Containers	—	12,202,414	—	12,202,414
Pharmaceuticals	—	17,232,742	—	17,232,742
Pipelines	—	34,380,809	—	34,380,809
Private Equity	—	3,369,921	—	3,369,921
Real Estate	—	517,000	—	517,000
Real Estate Investment Trusts	—	9,940,725	—	9,940,725
Retail	—	22,701,804	—	22,701,804
Semiconductors	—	4,064,766	—	4,064,766
Software	—	16,796,484	—	16,796,484
Telecommunications	—	64,854,707	—	64,854,707
Toys Games Hobbies	—	1,379,519	—	1,379,519
Trucking & Leasing	—	5,182,786	—	5,182,786
Loan Agreements	—	30,263,703	106,108	30,369,811
Common Stock	6,185,357	1,499,102	33,404	7,717,863
Rights	—	—	146,408	146,408
Warrant	—	—	3,276	3,276
Preferred Stocks	—	3,282,499	1,352,920	4,635,419
Money Market Fund	10,156,501	—	—	10,156,501
Total Investments	$16,341,858	$686,960,800	$1,658,466	$704,961,124
The securities that have been valued at zero on the “Statement of Net Assets” are considered to be Level 3 investments in this table.
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and income accruals for contingent payment debt instruments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$42,338,598	$46,388,842
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 2,098,336
Capital loss carryforward	(29,877,114)
Net unrealized depreciation	(46,628,237)
Distributable earnings/(accumulated loss)	$(74,407,015)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$7,889,256	$21,987,858	$29,877,114
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	9,424,703	4,257,006
Service Class	4,925,784	4,143,259
Shares reinvested:
Standard Class	3,112,883	3,293,530
Service Class	1,042,944	996,402
	18,506,314	12,690,197
Shares redeemed:
Standard Class	(14,481,820)	(15,710,384)
Service Class	(5,273,543)	(4,265,499)
	(19,755,363)	(19,975,883)
Net decrease	(1,249,049)	(7,285,686)
7.  Credit and Market Risk
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 7.  Credit and Market Risk (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan High Yield Fund–26

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan High Yield Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP JPMorgan High Yield Fund–27

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $250 million for the Fund through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the
LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Morningstar peer group. The Board considered that the Fund’s net expense ratio was the same as the net expense ratio of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver on assets over $250 million for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JP Morgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board reviewed the services provided by JP Morgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the JPMorgan High Yield Fund’s total return compared to the total return of a peer group of funds included in the Morningstar High Yield Bond funds category and the Bloomberg Barclays US High Yield 2% Issuer Cap TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was primarily attributable to the Fund’s overweight to more liquid securities and underweight to lower quality securities during a period in which lower rated debt securities outperformed higher quality debt securities. The Board concluded that the services provided by JP Morgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains a breakpoint, as well as the fees for another similar fund sub-advised by JP Morgan. The Board considered that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board noted the subadvisory fee schedules were negotiated between LIAC and JP Morgan, an unaffiliated third party, and that LIAC compensated JP Morgan from its fees. The Board noted JP Morgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP JPMorgan High Yield Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP JPMorgan High Yield Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP JPMorgan High Yield Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP JPMorgan High Yield Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan High Yield Fund–33

LVIP JPMorgan Retirement Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP JPMorgan Retirement Income Fund

LVIP JPMorgan Retirement Income Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Retirement Income Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
The Fund returned (4.53%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P Target Date Retirement Income Index1, returned (2.54%).
Global equities experienced a challenging December. A pickup in volatility – driven by tightening financial conditions and fears of declining global growth – underscored a difficult year for equity markets. Early in the year, above-trend global growth was offset by increased trade tensions between the U.S. and China, along with concerns over European populism. Towards mid-year, solid earnings revisions and cycle-high consumer confidence within the U.S. led to a divergence between U.S. equity performance and the rest of the world. U.S. equity markets produced double-digit returns through the third quarter, whereas dollar strength and rising U.S. rates were a headwind for international and emerging markets. Global equities struggled mightily to close out the year, as concerns in the fourth quarter over late-cycle slowing, tightening global liquidity, trade protectionism, corporate leverage and political gridlock all coalesced to drive a re-pricing of growth prospects.
Developed market government bonds produced modest returns in 2018, while credit markets struggled, particularly in the fourth quarter as high-yield credit spreads widened to 24-month highs on the back of declining equity markets. The 10-year Treasury yield2 moved from 2.46% to a high of 3.24% in November, before retreating to 2.68% to end the year, with part of the year-end rally due to the Federal Reserve (Fed) lowering interest rate expectations in 2019 from four to three hikes. Over the year, the Fed raised the fed funds target rate four times, at 25 bps each, moving from 1.50% to 2.50%. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. High-yield markets faced headwinds due to the asset class’s exposure to oil, as oil prices collapsed in the fourth quarter. Emerging markets debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.
We moderated the risk-positioning in the Fund ahead of the New Year. While we still view U.S. recession risk as low in an absolute sense, we believe it has risen in the past months. We choose to be slightly underweight to stocks given the lack of a clear near-term catalyst to change market sentiment.
The U.S. remains our preferred equity market, reflecting our view that it would outperform in a recession-induced equity sell-off. We remain neutral on credit overall and see a move into U.S. high yield as a potential way to de-risk from equities in portfolios that are nimble enough to accommodate the relatively illiquid asset class.
Our overweight to duration has been mitigated as a result of the recent bond rally and we continue to prefer U.S. Treasuries within the asset class. Finally, amid heightened volatility, we are leaning more into cash.
We were tactically underweight to equities in December, as the Fund has been shifting out of risk assets over the year. For the year, the strongest contributors were the J.P. Morgan Core Bond SMA, J.P. Morgan Floating Rate Income and J.P. Morgan Small Cap Growth Strategies. The largest detractors were the J.P. Morgan Equity Index, J.P. Morgan International Equity and J.P. Morgan Intrepid International Strategies.
Though we remain underweight to risk assets, we continue to hold regionally diversified equity exposure, with a preference for U.S. markets.
The Fund maintains a slight overweight position on duration, expressed through U.S. Treasuries, due to more attractive risk-return characteristics. Similarly, as money market yields have elevated, we have a modest overweight to cash.
The Fund uses futures for cash management, risk mitigation and to implement tactical asset allocation views. Typically, exchange-traded futures are used to access equity and fixed income markets to moderate exposure across asset classes.
Portfolio Managers:
J.P. Morgan Investment Management, Inc.:	Michael Feser
Matthew Cummings
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Retirement Income Fund Standard Class shares on December 31, 2008. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,332. For comparison, look at how the S&P Target Date Retirement Income Index did over the same period. The same $10,000 investment would have increased to $16,783. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense

LVIP JPMorgan Retirement Income Fund–1

LVIP JPMorgan Retirement Income Fund
2018 Annual Report Commentary (unaudited) (continued)
waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.53%
Five Years	+ 2.88%
Ten Years	+ 6.81%
Service Class Shares
One Year	- 4.76%
Five Years	+ 2.62%
Ten Years	+ 6.54%
1. The S&P Target Date® Retirement Income Index consists of 11 multi-asset class indices, each corresponding to a particular target retirement date.
2. The 10-year Treasury yield is the yield of a debt obligation issued by the United States government with a maturity of 10 years upon initial issuance. A 10-year Treasury note pays interest at a fixed rate once every six months, and pays the face value to the holder at maturity.
All third-party trademarks are the property of their respective owners.
© 2019 Delaware Management Holdings, Inc.
LVIP JPMorgan Retirement Income Fund–2

LVIP JPMorgan Retirement Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$966.60	0.46%	$2.28
Service Class Shares	1,000.00	965.50	0.71%	3.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.46%	$2.35
Service Class Shares	1,000.00	1,021.60	0.71%	3.62

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP JPMorgan Retirement Income Fund–3

LVIP JPMorgan Retirement Income Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	62.54%
Equity Funds	20.42%
Fixed Income Funds	23.16%
International Equity Funds	10.93%
Money Market Funds	8.03%
Agency Collateralized Mortgage Obligations	5.67%
Agency Commercial Mortgage-Backed Securities	1.91%
Agency Mortgage-Backed Securities	2.79%
Agency Obligation	0.18%
Corporate Bonds	7.74%
Advertising	0.03%
Aerospace & Defense	0.07%
Agriculture	0.03%
Airlines	0.03%
Auto Manufacturers	0.29%
Banks	1.90%
Beverages	0.21%
Biotechnology	0.15%
Building Materials	0.03%
Chemicals	0.09%
Computers	0.15%
Diversified Financial Services	0.32%
Electric	0.54%
Electronics	0.04%
Food	0.14%
Gas	0.14%
Health Care Products	0.06%
Health Care Services	0.15%
Insurance	0.30%
Machinery Diversified	0.07%
Media	0.28%
Miscellaneous Manufacturing	0.19%
Oil & Gas	0.35%
Pharmaceuticals	0.27%
Pipelines	0.43%
Real Estate Investment Trusts	0.49%
Retail	0.17%
Semiconductors	0.04%
Software	0.27%
Telecommunications	0.31%
Transportation	0.10%
Trucking & Leasing	0.10%
Security Type/Sector	Percentage of Net Assets
Non-Agency Asset-Backed Securities	4.24%
Non-Agency Collateralized Mortgage Obligations	0.42%
Non-Agency Commercial Mortgage-Backed Securities	3.98%
Sovereign Bond	0.11%
U.S. Treasury Obligations	9.94%
Total Investments	99.52%
Receivables and Other Assets Net of Liabilities	0.48%
Net Assets	100.00%

LVIP JPMorgan Retirement Income Fund–4

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–62.54%
Equity Funds–20.42%
✧JPMorgan Equity Index Fund	906,699	$ 34,735,648
✧JPMorgan Mid Cap Equity Fund	102,731	4,265,396
✧JPMorgan Realty Income Fund	361,850	4,374,761
✧JPMorgan Small Cap Equity Fund	20,906	1,019,769
✧JPMorgan Small Cap Growth Fund	46,029	722,661
✧JPMorgan Small Cap Value Fund	40,108	919,671
		46,037,906
Fixed Income Funds–23.16%
iShares TIPS Bond ETF	52,054	5,700,433
✧JPMorgan Floating Rate Income Fund	1,349,537	12,078,357
✧JPMorgan High Yield Fund	2,996,108	20,343,574
✧JPMorgan Inflation Managed Bond Fund	1,422,479	14,110,989
		52,233,353
International Equity Funds–10.93%
✧JPMorgan Emerging Economies Fund	308,618	3,589,228
✧JPMorgan Emerging Markets Equity Fund	171,827	4,283,636
✧JPMorgan International Advantage Fund	297,982	5,402,415
✧JPMorgan International Equity Fund	398,430	5,785,210
✧JPMorgan International Research Enhanced Equity Fund	359,812	5,587,884
		24,648,373
Money Market Funds–8.03%
JPMorgan Prime Money Market Fund - IM Shares (seven-day effective yield 2.08%)	17,997,859	17,999,659
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	104,623	104,623
		18,104,282
Total Investment Companies (Cost $148,319,135)		141,023,914

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–5.67%
Fannie Mae REMICs
Series 1991-141 PZ 8.00% 10/25/21	100,771	$ 105,050
Series 2009-100 PN 5.00% 11/25/39	438,773	458,652
Series 2011-112 PB 4.00% 11/25/41	860,000	897,661
Series 2011-20 PA 4.50% 3/25/39	165,210	165,749
Series 2011-52 KB 5.50% 6/25/41	650,000	729,189
Series 2011-55 BZ 3.50% 6/25/41	410,593	414,145
•Series 2011-86 NF 3.06% (LIBOR01M + 0.55%) 9/25/41	224,927	226,909
*•Series 2012-122 SD 3.59% (6.10% minus LIBOR01M) 11/25/42	244,901	38,768
Series 2012-14 Z 4.00% 3/25/42	768,539	807,477
Series 2012-54 WG 3.50% 1/25/41	182,202	182,771
*Series 2012-98 MI 3.00% 8/25/31	192,712	17,671
*Series 2013-55 AI 3.00% 6/25/33	254,020	33,388
•Series 2013-57 FN 2.86% (LIBOR01M + 0.35%) 6/25/43	133,055	132,583
*Series 2013-7 EI 3.00% 10/25/40	107,611	11,749
Series 2014-19 Z 4.50% 4/25/44	550,829	603,188
Series 2015-40 GZ 3.50% 5/25/45	77,072	74,062
Series 2015-89 AZ 3.50% 12/25/45	26,731	26,738
*•Series 2015-95 SH 3.49% (6.00% minus LIBOR01M) 1/25/46	193,985	32,290
*Series 2016-50 IB 3.00% 2/25/46	83,952	11,720
*•Series 2016-55 SK 3.49% (6.00% minus LIBOR01M) 8/25/46	160,757	27,659
*•Series 2016-62 SA 3.49% (6.00% minus LIBOR01M) 9/25/46	325,919	66,261
*•Series 2016-74 GS 3.49% (6.00% minus LIBOR01M) 10/25/46	79,122	13,553
*Series 2017-12 JI 3.50% 5/25/40	80,184	8,826
•Fannie Mae-Aces Series 2017-M8 A2 3.06% 5/25/27	555,000	543,410
LVIP JPMorgan Retirement Income Fund–5

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs
Series 2893 PE 5.00% 11/15/34	178,487	$ 190,417
Series 3737 GA 3.00% 11/15/37	241,131	241,002
Series 3843 PZ 5.00% 4/15/41	879,599	1,010,665
Series 3893 PU 4.00% 7/15/41	750,000	784,212
Series 3939 BZ 4.50% 6/15/41	953,113	1,001,235
•Series 3984 DF 3.01% (LIBOR01M + 0.55%) 1/15/42	218,717	220,067
Series 4065 DE 3.00% 6/15/32	40,000	38,886
*Series 4109 AI 3.00% 7/15/31	359,783	31,107
*Series 4161 IM 3.50% 2/15/43	55,566	11,879
*Series 4181 DI 2.50% 3/15/33	103,936	11,714
*•Series 4184 GS 3.66% (6.12% minus LIBOR01M) 3/15/43	169,433	32,483
Series 4219 AB 3.50% 1/15/43	417,421	421,226
•Series 4286 VF 2.91% (LIBOR01M + 0.45%) 12/15/43	154,944	155,003
*Series 4342 CI 3.00% 11/15/33	62,086	6,689
Series 4457 KZ 3.00% 4/15/45	125,006	116,975
*•Series 4494 SA 3.72% (6.18% minus LIBOR01M) 7/15/45	59,669	10,920
*Series 4543 HI 3.00% 4/15/44	86,259	11,237
*•Series 4594 SG 3.54% (6.00% minus LIBOR01M) 6/15/46	474,667	86,093
Series 4614 HB 2.50% 9/15/46	101,000	89,172
*•Series 4618 SA 3.54% (6.00% minus LIBOR01M) 9/15/46	100,210	19,458
Series 4623 LZ 2.50% 10/15/46	91,837	78,540
Series 4623 MW 2.50% 10/15/46	105,000	94,890
*Series 4625 BI 3.50% 6/15/46	304,907	53,746
*•Series 4631 GS 3.54% (6.00% minus LIBOR01M) 11/15/46	332,614	54,435
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
*•Series 4648 SA 3.54% (6.00% minus LIBOR01M) 1/15/47	231,129	$ 41,600
*•Freddie Mac Strips
Series 267 S5 3.54% (6.00% minus LIBOR01M) 8/15/42	200,556	30,470
Series 299 S1 3.54% (6.00% minus LIBOR01M) 1/15/43	158,684	23,719
Series 326 S2 3.49% (5.95% minus LIBOR01M) 3/15/44	110,157	17,391
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2015-DNA3 M2 5.36% (LIBOR01M + 2.85%) 4/25/28	254,817	261,767
Series 2015-HQA1 M2 5.16% (LIBOR01M + 2.65%) 3/25/28	73,393	74,324
Series 2016-DNA3 M2 4.51% (LIBOR01M + 2.00%) 12/25/28	177,367	178,965
Series 2016-DNA4 M2 3.81% (LIBOR01M + 1.30%) 3/25/29	500,000	500,552
Series 2016-HQA2 M2 4.76% (LIBOR01M + 2.25%) 11/25/28	177,357	180,196
Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43	56,907	64,787
GNMA
Series 2010-104 NG 3.00% 7/20/38	31,973	31,920
Series 2012-136 MX 2.00% 11/20/42	40,000	34,426
Series 2013-113 AZ 3.00% 8/20/43	290,973	264,851
Series 2013-113 LY 3.00% 5/20/43	29,000	27,577
*Series 2015-142 AI 4.00% 2/20/44	46,724	5,115
Series 2015-64 GZ 2.00% 5/20/45	110,646	85,736
*Series 2015-74 CI 3.00% 10/16/39	164,801	18,804
*•Series 2016-108 SK 3.58% (6.05% minus LIBOR01M) 8/20/46	259,736	50,216
Series 2016-111 PB 2.50% 8/20/46	97,000	85,358
*Series 2016-116 GI 3.50% 11/20/44	308,719	43,920

LVIP JPMorgan Retirement Income Fund–6

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*Series 2016-118 DI 3.50% 3/20/43	343,184	$ 44,729
*•Series 2016-120 AS 3.63% (6.10% minus LIBOR01M) 9/20/46	275,392	53,736
*•Series 2016-120 NS 3.63% (6.10% minus LIBOR01M) 9/20/46	368,062	64,990
*•Series 2016-121 JS 3.63% (6.10% minus LIBOR01M) 9/20/46	271,382	45,488
Series 2016-134 MW 3.00% 10/20/46	16,000	14,986
Series 2016-156 PB 2.00% 11/20/46	61,000	49,160
*Series 2016-160 GI 3.50% 11/20/46	217,166	41,378
*Series 2016-163 MI 3.50% 11/20/46	147,246	14,264
*Series 2016-163 XI 3.00% 10/20/46	238,178	29,924
Total Agency Collateralized Mortgage Obligations (Cost $13,124,239)		12,781,869
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.91%
Fannie Mae-Aces Series 2017-M11 A2 2.98% 8/25/29	275,000	264,389
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K066 A2 3.12% 6/25/27	340,000	336,122
♦Series K067 A2 3.19% 7/25/27	637,000	632,523
♦Series K719 A1 2.53% 12/25/21	54,932	54,392
♦Series K725 A2 3.00% 1/25/24	185,000	185,151
♦•Series K731 AM 3.60% 2/25/25	1,200,000	1,220,778
♦•Series KS03 A4 3.16% 5/25/25	150,000	151,916
•FREMF Mortgage Trust
Series 2011-K10 B 4.62% 11/25/49	60,000	61,306
Series 2011-K12 B 4.34% 1/25/46	115,000	117,237
Series 2011-K14 B 5.18% 2/25/47	70,000	73,033
Series 2011-K15 B 4.95% 8/25/44	15,000	15,617
Series 2012-K18 B 4.26% 1/25/45	85,000	87,547
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•FREMF Mortgage Trust (continued)
Series 2012-K22 B 3.69% 8/25/45	150,000	$ 152,290
Series 2012-K708 B 3.72% 2/25/45	145,000	144,660
Series 2013-K29 C 3.48% 5/25/46	295,000	283,431
Series 2013-K32 B 3.54% 10/25/46	110,000	109,898
Series 2013-K33 B 3.50% 8/25/46	120,000	119,173
Series 2013-K712 B 3.36% 5/25/45	80,000	79,920
Series 2013-K713 B 3.15% 4/25/46	50,000	49,893
Series 2013-K713 C 3.15% 4/25/46	165,000	164,318
Total Agency Commercial Mortgage-Backed Securities (Cost $4,396,806)		4,303,594
AGENCY MORTGAGE-BACKED SECURITIES–2.79%
Fannie Mae
2.53% 7/1/26	138,491	134,087
2.60% 9/1/28	300,000	285,043
2.64% 2/1/23	450,000	446,141
3.16% 12/1/26	501,801	505,311
3.17% 1/1/27	300,000	299,220
3.20% 9/1/27	532,022	531,590
3.77% 12/1/25	680,000	706,262
•Fannie Mae ARM
2.88% (LIBOR012M + 1.60%) 7/1/45	33,235	33,214
3.14% (LIBOR012M + 1.53%) 3/1/44	92,645	93,462
4.56% (LIBOR012M + 1.83%) 8/1/35	828	869
Fannie Mae S.F. 15 yr 5.00% 7/1/20	36,880	37,523
Fannie Mae S.F. 30 yr
4.00% 7/1/45	445,030	457,719
5.50% 11/1/34	4,093	4,393
5.50% 4/1/37	85,987	92,427
5.50% 8/1/37	15,799	17,012
5.50% 3/1/38	18,190	19,506
5.50% 6/1/39	40,363	43,439
5.50% 7/1/40	41,473	44,684
5.50% 5/1/44	943,507	1,015,805
6.00% 9/1/36	20,593	22,687
6.00% 12/1/36	4,200	4,576
6.00% 6/1/37	2,330	2,544
6.00% 9/1/38	12,692	13,846
6.00% 11/1/38	10,262	11,178
6.00% 10/1/39	145,081	158,825
6.00% 11/1/40	6,674	7,302

LVIP JPMorgan Retirement Income Fund–7

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
7.50% 6/1/31	5,841	$ 6,745
•Freddie Mac ARM
2.57% (LIBOR012M + 1.63%) 10/1/46	140,943	138,323
2.92% (LIBOR012M + 1.63%) 10/1/45	60,640	60,594
3.12% (LIBOR012M + 1.62%) 3/1/46	101,579	101,941
Freddie Mac S.F. 30 yr
4.00% 4/1/45	291,317	297,674
5.00% 6/1/36	77,480	82,262
5.50% 3/1/34	5,387	5,813
5.50% 12/1/34	5,003	5,398
5.50% 12/1/35	4,908	5,295
5.50% 8/1/40	11,406	12,200
5.50% 6/1/41	52,568	57,071
6.00% 2/1/36	10,009	10,927
6.00% 3/1/36	13,930	15,205
6.00% 8/1/38	15,260	16,671
6.00% 5/1/40	25,221	27,540
6.50% 4/1/39	24,783	28,392
7.00% 11/1/33	896	1,037
GNMA I S.F. 30 yr
5.50% 2/15/41	35,592	37,926
7.00% 12/15/34	49,517	56,223
GNMA II S.F. 30 yr
5.50% 5/20/37	19,782	20,804
5.50% 4/20/40	17,326	18,232
6.00% 2/20/39	22,964	24,373
6.00% 10/20/39	90,198	97,372
6.00% 2/20/40	97,732	104,708
6.00% 4/20/46	31,434	34,049
6.50% 10/20/39	38,517	42,417
Total Agency Mortgage-Backed Securities (Cost $6,463,944)		6,297,857
AGENCY OBLIGATION–0.18%
Federal National Mortgage Association 3.88% 12/1/28	395,000	410,415
Total Agency Obligation (Cost $396,604)		410,415
CORPORATE BONDS–7.74%
Advertising–0.03%
Omnicom Group 3.65% 11/1/24	60,000	58,189
		58,189
Aerospace & Defense–0.07%
Rockwell Collins 3.20% 3/15/24	175,000	168,726
		168,726
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture–0.03%
Reynolds American 4.00% 6/12/22	70,000	$ 69,301
		69,301
Airlines–0.03%
♦American Airlines Pass Through Trust 3.38% 11/1/28	66,247	63,040
		63,040
Auto Manufacturers–0.29%
Daimler Finance North America 3.45% 1/6/27	215,000	199,775
Ford Motor Credit 4.13% 8/4/25	200,000	180,409
General Motors 6.75% 4/1/46	100,000	97,106
General Motors Financial 5.25% 3/1/26	180,000	176,390
		653,680
Banks–1.90%
Bank of America
μ3.12% (LIBOR03M + 1.16%) 1/20/23	180,000	177,047
4.18% 11/25/27	275,000	264,804
μ4.44% (LIBOR03M + 1.99%) 1/20/48	240,000	231,191
Bank of New York Mellon 2.50% 4/15/21	145,000	143,262
BNP Paribas 2.45% 3/17/19	145,000	144,837
Citigroup
3.75% 6/16/24	150,000	149,130
8.13% 7/15/39	150,000	208,703
Citizens Financial Group 4.30% 12/3/25	160,000	158,067
Cooperatieve Rabobank 3.75% 7/21/26	250,000	234,663
Credit Suisse Group 4.28% 1/9/28	250,000	241,443
Goldman Sachs Group
3.85% 1/26/27	320,000	301,315
5.15% 5/22/45	200,000	187,419
HSBC Holdings 4.88% 1/14/22	150,000	155,115
Huntington Bancshares 2.30% 1/14/22	120,000	115,947
Lloyds Banking Group 3.00% 1/11/22	200,000	193,613
Mitsubishi UFJ Financial Group 3.76% 7/26/23	255,000	256,336
Morgan Stanley 3.95% 4/23/27	265,000	250,275
Santander UK Group Holdings 3.57% 1/10/23	200,000	191,614

LVIP JPMorgan Retirement Income Fund–8

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
SunTrust Bank 2.70% 1/27/22	100,000	$ 97,600
US Bancorp 3.10% 4/27/26	240,000	227,472
Wells Fargo & Co.
3.07% 1/24/23	180,000	175,406
4.75% 12/7/46	175,000	168,882
		4,274,141
Beverages–0.21%
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	255,000	241,337
4.70% 2/1/36	260,000	241,812
		483,149
Biotechnology–0.15%
Celgene 3.25% 8/15/22	140,000	137,566
Gilead Sciences 4.40% 12/1/21	185,000	190,991
		328,557
Building Materials–0.03%
Martin Marietta Materials 3.50% 12/15/27	75,000	68,508
		68,508
Chemicals–0.09%
Mosaic 4.25% 11/15/23	70,000	70,432
Nutrien 3.38% 3/15/25	145,000	136,415
		206,847
Computers–0.15%
Apple
2.15% 2/9/22	235,000	229,227
3.45% 2/9/45	130,000	115,396
		344,623
Diversified Financial Services–0.32%
Air Lease 3.25% 3/1/25	185,000	170,205
Capital One Financial
3.75% 3/9/27	85,000	79,084
4.75% 7/15/21	140,000	143,553
International Lease Finance 8.63% 1/15/22	165,000	183,563
ORIX
3.25% 12/4/24	30,000	29,092
3.70% 7/18/27	110,000	106,260
		711,757
Electric–0.54%
Dominion Energy 3.90% 10/1/25	160,000	159,643
Duke Energy 2.65% 9/1/26	155,000	141,156
Duquesne Light Holdings 3.62% 8/1/27	95,000	89,609
Entergy 4.00% 7/15/22	140,000	141,340
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Exelon 3.50% 6/1/22	150,000	$ 146,801
Fortis 3.06% 10/4/26	80,000	73,155
Metropolitan Edison 4.00% 4/15/25	125,000	126,121
Pacific Gas & Electric 4.30% 3/15/45	175,000	139,584
Public Service Co. of Colorado 4.10% 6/15/48	83,000	81,833
Public Service Co. of Oklahoma 5.15% 12/1/19	120,000	122,234
		1,221,476
Electronics–0.04%
Arrow Electronics 3.25% 9/8/24	96,000	89,546
		89,546
Food–0.14%
Conagra Brands 4.60% 11/1/25	25,000	25,115
Kroger 4.45% 2/1/47	170,000	149,506
Tyson Foods 4.50% 6/15/22	135,000	137,990
		312,611
Gas–0.14%
Atmos Energy 4.15% 1/15/43	100,000	96,011
NiSource 3.95% 3/30/48	150,000	133,933
Southern California Gas 4.30% 1/15/49	85,000	87,172
		317,116
Health Care Products–0.06%
Thermo Fisher Scientific 3.00% 4/15/23	145,000	141,209
		141,209
Health Care Services–0.15%
Anthem
3.70% 8/15/21	70,000	70,510
4.10% 3/1/28	55,000	54,009
Laboratory Corp. of America Holdings 2.63% 2/1/20	150,000	148,997
Magellan Health 4.40% 9/22/24	75,000	70,662
		344,178
Insurance–0.30%
Alterra Finance 6.25% 9/30/20	130,000	135,699
American Financial Group 3.50% 8/15/26	95,000	89,766
American International Group 3.88% 1/15/35	45,000	38,760

LVIP JPMorgan Retirement Income Fund–9

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Athene Holding 4.13% 1/12/28	70,000	$ 63,702
μManulife Financial 4.06% 2/24/32	90,000	85,016
Principal Life Global Funding II 3.00% 4/18/26	140,000	134,505
•Prudential Financial 5.38% (LIBOR03M + 3.03%) 5/15/45	140,000	131,544
		678,992
Machinery Diversified–0.07%
Roper Technologies
2.80% 12/15/21	105,000	102,939
3.80% 12/15/26	55,000	53,719
		156,658
Media–0.28%
Comcast
3.00% 2/1/24	140,000	136,587
3.38% 2/15/25	317,000	310,734
Discovery Communications 2.95% 3/20/23	41,000	39,265
Warner Media 4.75% 3/29/21	135,000	138,477
		625,063
Miscellaneous Manufacturing–0.19%
General Electric
2.10% 12/11/19	70,000	68,794
6.00% 8/7/19	234,000	236,555
Parker-Hannifin 3.30% 11/21/24	15,000	14,830
Textron 4.00% 3/15/26	115,000	112,547
		432,726
Oil & Gas–0.35%
Apache 3.63% 2/1/21	46,000	45,944
BP Capital Markets 3.22% 11/28/23	155,000	152,866
BP Capital Markets America 3.22% 4/14/24	80,000	78,382
Canadian Natural Resources 3.80% 4/15/24	145,000	143,157
Nexen Energy 5.88% 3/10/35	125,000	144,533
Petroleos Mexicanos 6.50% 1/23/29	52,000	48,581
Shell International Finance 4.38% 5/11/45	175,000	179,868
		793,331
Pharmaceuticals–0.27%
Allergan Finance 3.80% 3/15/25	85,000	83,092
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
CVS Health 3.88% 7/20/25	350,000	$ 341,562
Mead Johnson Nutrition 4.13% 11/15/25	80,000	82,143
Shire Acquisitions Investments Ireland 2.88% 9/23/23	110,000	104,098
		610,895
Pipelines–0.43%
APT Pipelines 4.20% 3/23/25	90,000	87,769
Boardwalk Pipelines 4.95% 12/15/24	75,000	76,149
Buckeye Partners 4.35% 10/15/24	150,000	145,667
Enbridge 4.25% 12/1/26	90,000	89,142
Energy Transfer Operating 3.60% 2/1/23	155,000	149,471
Energy Transfer Partners 9.70% 3/15/19	63,000	63,752
Enterprise Products Operating 5.10% 2/15/45	185,000	186,334
MPLX 4.88% 6/1/25	100,000	101,049
ONEOK Partners 4.90% 3/15/25	70,000	71,012
		970,345
Real Estate Investment Trusts–0.49%
American Tower 4.40% 2/15/26	100,000	100,073
AvalonBay Communities 3.20% 1/15/28	75,000	71,215
Crown Castle International 5.25% 1/15/23	75,000	77,952
EPR Properties 4.95% 4/15/28	75,000	74,350
ERP Operating 2.85% 11/1/26	80,000	75,271
HCP 3.40% 2/1/25	75,000	71,072
Host Hotels & Resorts
3.75% 10/15/23	45,000	44,186
3.88% 4/1/24	40,000	39,507
National Retail Properties 3.50% 10/15/27	125,000	119,478
Realty Income
3.88% 7/15/24	35,000	35,100
4.13% 10/15/26	40,000	40,303
Select Income REIT 3.60% 2/1/20	100,000	99,531
SITE Centers 4.25% 2/1/26	75,000	73,706
UDR 4.00% 10/1/25	55,000	54,910
VEREIT Operating Partnership 4.60% 2/6/24	35,000	35,423
Welltower 4.25% 4/15/28	90,000	89,261
		1,101,338

LVIP JPMorgan Retirement Income Fund–10

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail–0.17%
Advance Auto Parts 4.50% 1/15/22	70,000	$ 71,115
Dollar General 3.88% 4/15/27	145,000	140,774
Lowe's 3.38% 9/15/25	175,000	166,313
		378,202
Semiconductors–0.04%
QUALCOMM 4.65% 5/20/35	105,000	101,533
		101,533
Software–0.27%
Microsoft
3.50% 2/12/35	370,000	353,772
4.10% 2/6/37	70,000	71,967
Oracle 4.50% 7/8/44	185,000	185,645
		611,384
Telecommunications–0.31%
AT&T 5.25% 3/1/37	300,000	295,521
Telefonica Emisiones 5.21% 3/8/47	150,000	137,794
Verizon Communications
3.45% 3/15/21	82,000	82,584
5.25% 3/16/37	140,000	146,264
Vodafone Group 5.00% 5/30/38	43,000	40,413
		702,576
Transportation–0.10%
Burlington Northern Santa Fe 4.70% 9/1/45	135,000	141,482
Ryder System 2.45% 9/3/19	75,000	74,625
		216,107
Trucking & Leasing–0.10%
Aviation Capital Group 4.88% 10/1/25	80,000	80,015
Penske Truck Leasing 4.20% 4/1/27	140,000	137,147
		217,162
Total Corporate Bonds (Cost $17,942,019)		17,452,966
NON-AGENCY ASSET-BACKED SECURITIES–4.24%
Avis Budget Rental Car Funding AESOP Series 2014-1A A 2.46% 7/20/20	240,000	239,297
Capital Auto Receivables Asset Trust Series 2016-3 B 1.89% 5/20/21	400,000	395,942
CarMax Auto Owner Trust
Series 2017-3 B 2.44% 2/15/23	300,000	296,385
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust (continued)
Series 2018-2 A3 2.98% 1/17/23	335,000	$ 336,953
CNH Equipment Trust Series 2016-B B 2.20% 10/15/23	575,000	569,396
CPS Auto Receivables Trust Series 2018-B B 3.23% 7/15/22	236,000	235,800
Credit Acceptance Auto Loan Trust Series 2018-1A A 3.01% 2/16/27	250,000	248,060
•Discover Card Execution Note Trust
Series 2014-A1 A1 2.89% (LIBOR01M + 0.43%) 7/15/21	200,000	200,023
Series 2017-A1 A1 2.95% (LIBOR01M + 0.49%) 7/15/24	185,000	185,385
Drive Auto Receivables Trust
Series 2017-2 B 2.25% 6/15/21	61,089	61,045
Series 2018-4 C 3.66% 11/15/24	256,000	257,024
DT Auto Owner Trust
Series 2017-3A B 2.40% 5/17/21	95,557	95,370
Series 2017-4A B 2.44% 1/15/21	123,000	122,754
Exeter Automobile Receivables Trust Series 2018-2A B 3.27% 5/16/22	205,000	204,888
First Investors Auto Owner Trust Series 2018-1A A2 3.22% 1/17/23	193,000	193,517
Flagship Credit Auto Trust
Series 2017-2 B 2.57% 4/15/23	90,000	89,356
Series 2018-2 B 3.56% 5/15/23	625,000	625,202
Ford Credit Auto Owner Trust Series 2016-2 A 2.03% 12/15/27	325,000	317,032
FREED TRUST Series 2018-2 A 3.99% 10/20/25	262,307	262,483
•Golden Credit Card Trust Series 2014-2A A 2.91% (LIBOR01M + 0.45%) 3/15/21	100,000	100,008
HERO Funding Trust
Series 2016-2A A 3.75% 9/20/41	112,502	113,905
Series 2016-3A A1 3.08% 9/20/42	123,208	120,569
Honda Auto Receivables Owner Trust Series 2018-2 A3 3.01% 5/18/22	626,000	626,622

LVIP JPMorgan Retirement Income Fund–11

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Hyundai Auto Lease Securitization Trust Series 2016-C A3 1.49% 2/18/20	16,445	$ 16,431
Ocwen Master Advance Receivables Trust Series 2018-T2 AT2 3.60% 8/15/50	100,000	100,241
Ocwen Master Advance Receivables Trust Series Series 2018-T1 AT1 3.30% 8/15/49	160,000	159,912
OnDeck Asset Securitization Trust Series 2018-1A A 3.50% 4/18/22	208,000	208,242
Sofi Consumer Loan Program Trust Series 2018-2 A1 2.93% 4/26/27	241,409	240,797
Synchrony Card Issuance Trust Series 2018-A1 A 3.38% 9/15/24	605,000	609,956
Tidewater Auto Receivables Trust Series 2018-AA A2 3.12% 7/15/22	208,984	208,584
•Towd Point Mortgage Trust
Series 2015-5 A1B 2.75% 5/25/55	63,051	62,099
Series 2015-6 A1B 2.75% 4/25/55	72,055	70,777
Series 2016-1 A1B 2.75% 2/25/55	41,292	40,723
Series 2016-2 A1 3.00% 8/25/55	53,125	52,320
Series 2016-3 A1 2.25% 4/25/56	57,610	56,287
Verizon Owner Trust Series 2016-2A A 1.68% 5/20/21	102,378	101,793
Westgate Resorts
Series 2018-1A A 3.38% 12/20/31	218,942	218,854
Series 2018-1A B 3.58% 12/20/31	283,187	282,022
Westlake Automobile Receivables Trust Series 2018-2A A2A 2.84% 9/15/21	545,369	544,573
World Financial Network Credit Card Master Trust Series 2017-B A 1.98% 6/15/23	683,000	678,374
Total Non-Agency Asset-Backed Securities (Cost $9,570,476)		9,549,001
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.42%
•JPMorgan Mortgage Trust
Series 2014-2 B1 3.42% 6/25/29	64,907	64,543
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JPMorgan Mortgage Trust (continued)
Series 2014-2 B2 3.42% 6/25/29	64,907	$ 64,153
Series 2014-IVR6 2A4 2.50% 7/25/44	100,000	100,032
Series 2015-4 B1 3.62% 6/25/45	91,999	91,152
Series 2015-4 B2 3.62% 6/25/45	91,999	90,039
Series 2015-6 B1 3.61% 10/25/45	91,273	90,811
Series 2015-6 B2 3.61% 10/25/45	91,273	90,172
Series 2016-4 B1 3.90% 10/25/46	94,567	94,818
Series 2016-4 B2 3.90% 10/25/46	94,567	94,291
•New Residential Mortgage Loan Trust
Series 2016-4A A1 3.75% 11/25/56	63,451	63,363
Series 2017-1A A1 4.00% 2/25/57	64,074	64,472
•Sequoia Mortgage Trust Series 2014-2 A4 3.50% 7/25/44	48,888	48,385
Total Non-Agency Collateralized Mortgage Obligations (Cost $955,406)		956,231
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.98%
•20 Times Square Trust Series 2018-20TS A 3.10% 5/15/35	388,000	383,491
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	200,000	195,869
•Series 2016-CD2 A4 3.53% 11/10/49	105,000	104,496
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	90,000	90,741
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	195,000	197,307
Series 2015-GC27 A5 3.14% 2/10/48	215,000	211,323
Series 2016-P3 A4 3.33% 4/15/49	145,000	142,887
Series 2016-P5 A4 2.94% 10/10/49	130,000	124,902
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	180,000	177,926

LVIP JPMorgan Retirement Income Fund–12

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2013-WWP A2 3.42% 3/10/31	100,000	$ 101,626
Series 2014-CR19 A5 3.80% 8/10/47	100,000	101,983
Series 2014-CR20 AM 3.94% 11/10/47	340,000	345,171
Series 2015-3BP A 3.18% 2/10/35	400,000	393,991
Series 2015-CR23 A4 3.50% 5/10/48	135,000	135,313
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	250,000	245,493
Series 2016-C3 A5 2.89% 8/10/49	160,000	152,666
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.70% 11/10/46	300,000	313,084
GRACE Mortgage Trust
Series 2014-GRCE A 3.37% 6/10/28	1,190,000	1,193,230
Series 2014-GRCE B 3.52% 6/10/28	200,000	199,763
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	105,000	106,533
Series 2017-GS5 A4 3.67% 3/10/50	210,000	209,736
Houston Galleria Mall Trust Series 2015-HGLR A1A2 3.09% 3/5/37	160,000	155,006
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C32 A5 3.60% 11/15/48	225,000	226,123
Series 2015-C33 A4 3.77% 12/15/48	340,000	344,759
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	275,000	268,040
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.57% 8/12/37	60,000	61,385
Series 2013-LC11 B 3.50% 4/15/46	130,000	126,659
Series 2015-JP1 A5 3.91% 1/15/49	130,000	132,881
Series 2016-JP2 A4 2.82% 8/15/49	310,000	294,401
Series 2016-JP2 AS 3.06% 8/15/49	210,000	197,010
•Series 2016-JP3 B 3.40% 8/15/49	60,000	56,676
Series 2016-WIKI A 2.80% 10/5/31	75,000	73,786
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
Series 2016-WIKI B 3.20% 10/5/31	115,000	$ 113,053
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	135,000	136,925
Series 2015-C23 A4 3.72% 7/15/50	440,000	444,793
Series 2015-C26 A5 3.53% 10/15/48	140,000	139,814
Series 2016-C29 A4 3.33% 5/15/49	130,000	127,903
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57	250,000	251,377
Series 2016-BNK1 A3 2.65% 8/15/49	205,000	192,332
*•Series 2017-RB1 XA 1.28% 3/15/50	1,466,167	118,024
WF -RBS Commercial Mortgage Trust
Series 2012-C10 A3 2.88% 12/15/45	130,000	127,991
Series 2013-C12 A4 3.20% 3/15/48	260,000	258,961
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $9,310,464)		8,975,430
SOVEREIGN BOND–0.11%
Mexico–0.11%
Mexico Government International Bond 3.63% 3/15/22	250,000	247,605
Total Sovereign Bond (Cost $261,066)		247,605
U.S. TREASURY OBLIGATIONS–9.94%
U.S. Treasury Bonds
2.50% 5/15/46	500,000	451,084
2.88% 8/15/45	650,000	633,293
3.13% 2/15/43	750,000	765,352
3.88% 8/15/40	850,000	976,487
5.38% 2/15/31	1,000,000	1,270,918
U.S. Treasury Notes
∞1.13% 1/31/19	1,465,000	1,463,610
1.50% 3/31/23	1,250,000	1,200,220
1.63% 11/15/22	2,000,000	1,936,758
1.63% 5/15/26	2,000,000	1,868,203
1.75% 3/31/22	1,500,000	1,466,719
1.75% 5/15/22	510,000	498,176
1.88% 5/31/22	2,000,000	1,961,094
2.00% 5/31/21	700,000	692,399
2.00% 11/15/21	1,500,000	1,481,074
2.00% 11/15/26	1,500,000	1,432,324

LVIP JPMorgan Retirement Income Fund–13

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.25% 2/15/27	650,000	$ 631,363
2.38% 5/15/27	1,750,000	1,713,872
2.88% 5/31/25	148,000	150,587
2.88% 5/15/28	750,000	761,675
^United States Treasury Coupon Strip 2.26% 2/15/33	1,600,000	1,064,856
Total U.S. Treasury Obligations (Cost $22,838,725)		22,420,064
TOTAL INVESTMENTS–99.52% (Cost $233,578,884)	224,418,946
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.48%	1,088,283
NET ASSETS APPLICABLE TO 19,833,866 SHARES OUTSTANDING–100.00%	$225,507,229
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND STANDARD CLASS ($182,539,072 / 16,053,770 Shares)	$11.370
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND SERVICE CLASS ($42,968,157 / 3,780,096 Shares)	$11.367
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$235,096,649
Distributable earnings/(accumulated loss)	(9,589,420)
TOTAL NET ASSETS	$225,507,229

✧ Class R-6 shares.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
∞ Fully or partially pledged as collateral for futures contracts.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
★	Includes $739,297 variation margin due from broker on futures contracts, $124,131 payable for fund shares redeemed, $25,028 expense reimbursement receivable from manager, $64,357 other accrued expenses payable, $92,934 due to manager and affiliates and $5,242 due to custodian as of December 31, 2018.

LVIP JPMorgan Retirement Income Fund–14

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
71	E-mini MSCI EAFE Index	$ 6,091,800	$ 6,294,827	3/15/19	$ —	$(203,027)
(42)	E-mini MSCI Emerging Markets Index	(2,030,280)	(2,065,853)	3/15/19	35,573	—
5	E-mini S&P 500 Index	626,300	662,273	3/15/19	—	(35,973)
(64)	Euro STOXX 50 Index	(2,180,774)	(2,257,818)	3/15/19	77,044	—
(3)	Hang Seng Index	(495,256)	(483,646)	1/30/19	—	(11,610)
(4)	S&P/TSX 60 Index	(502,373)	(517,397)	3/14/19	15,024	—
(6)	SPI 200 Index	(587,534)	(583,177)	3/21/19	—	(4,357)
					127,641	(254,967)
Interest Rate Contracts:
13	Australia 10 yr Bonds	1,214,845	1,202,646	3/15/19	12,199	—
(12)	Euro-Bund	(2,248,511)	(2,233,510)	3/7/19	—	(15,001)
78	U.S. Treasury 10 yr Notes	9,517,219	9,292,531	3/20/19	224,688	—
					236,887	(15,001)
Total Futures Contracts					$364,528	$(269,968)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
BB–Barclays Bank
DB–Deutsche Bank
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
JPM–JPMorgan
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSCI–Morgan Stanley Capital International
RBS–Royal Bank of Scotland
REIT–Real Estate Investment Trust
REMICs–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
SPI–Swiss Performance Index
TIPS–Treasury Inflation-Protected Securities
UBS–Union Bank of Switzerland
WF–Wells Fargo
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–15

LVIP JPMorgan Retirement Income Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 4,532,878
Interest	2,343,936
6,876,814
EXPENSES:
Management fees	1,863,972
Distribution fees-Service Class	111,230
Professional fees	74,870
Shareholder servicing fees	72,074
Accounting and administration expenses	60,992
Reports and statements to shareholders	60,372
Pricing fees	22,497
Trustees’ fees and expenses	8,219
Custodian fees	3,690
Consulting fees	1,916
Other	2,884
2,282,716
Less:
Management fees waived	(920,034)
Expenses reimbursed	(108,276)
Total operating expenses	1,254,406
NET INVESTMENT INCOME	5,622,408
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	411,592
Distributions from investment companies	1,050,990
Foreign currencies	5,823
Futures contracts	(1,724,001)
Net realized loss	(255,596)
Net change in unrealized appreciation (depreciation) of:
Investments	(16,297,718)
Foreign currencies	4,974
Futures contracts	(212,937)
Net change in unrealized appreciation (depreciation)	(16,505,681)
NET REALIZED AND UNREALIZED LOSS	(16,761,277)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,138,869)
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,622,408	$ 5,858,955
Net realized gain (loss)	(255,596)	40,445,060
Net change in unrealized appreciation (depreciation)	(16,505,681)	(18,485,911)
Net increase (decrease) in net assets resulting from operations	(11,138,869)	27,818,104
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(31,978,908)	(13,122,994)
Service Class	(7,192,797)	(2,496,104)
	(39,171,705)	(15,619,098)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,034,975	4,988,735
Service Class	6,910,507	5,664,255
Reinvestment of dividends and distributions:
Standard Class	31,978,908	13,122,994
Service Class	7,192,797	2,496,104
	49,117,187	26,272,088
Cost of shares redeemed:
Standard Class	(34,583,085)	(32,010,309)
Service Class	(6,541,224)	(6,871,658)
	(41,124,309)	(38,881,967)
Increase (decrease) in net assets derived from capital share transactions	7,992,878	(12,609,879)
NET DECREASE IN NET ASSETS	(42,317,696)	(410,873)
NET ASSETS:
Beginning of year	267,824,925	268,235,798
End of year	$225,507,229	$267,824,925
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (5,429,201)
Service Class		(984,144)
Net realized gain:
Standard Class		(7,693,793)
Service Class		(1,511,960)
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–16

LVIP JPMorgan Retirement Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Standard Class
Year Ended
	12/31/18	12/31/17 [1]	12/31/16	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 14.163	$ 13.548	$ 13.751	$ 14.896	$ 15.257
Income (loss) from investment operations:
Net investment income[3]	0.310	0.316	0.297	0.348	0.402
Net realized and unrealized gain (loss)	(0.862)	1.162	0.353	(0.491)	0.342
Total from investment operations	(0.552)	1.478	0.650	(0.143)	0.744
Less dividends and distributions from:
Net investment income	(0.349)	(0.359)	(0.352)	(0.402)	(0.411)
Net realized gain	(1.892)	(0.504)	(0.501)	(0.600)	(0.694)
Total dividends and distributions	(2.241)	(0.863)	(0.853)	(1.002)	(1.105)
Net asset value, end of period	$ 11.370	$ 14.163	$ 13.548	$ 13.751	$ 14.896
Total return[4]	(4.53%)	10.96%	4.71%	(0.94%)	4.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$182,539	$223,079	$226,619	$247,317	$283,263
Ratio of expenses to average net assets[5]	0.46%	0.54%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.87%	0.89%	0.88%	0.88%	0.87%
Ratio of net investment income to average net assets	2.31%	2.22%	2.13%	2.33%	2.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.90%	1.87%	1.97%	2.18%	2.44%
Portfolio turnover	44%	192%	161%	140%	142%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–17

LVIP JPMorgan Retirement Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Service Class
Year Ended
	12/31/18	12/31/17 [1]	12/31/16	12/31/15	12/31/14 [2]
Net asset value, beginning of period	$ 14.161	$ 13.548	$ 13.751	$ 14.895	$ 15.257
Income (loss) from investment operations:
Net investment income[3]	0.275	0.281	0.262	0.310	0.362
Net realized and unrealized gain (loss)	(0.859)	1.159	0.353	(0.489)	0.342
Total from investment operations	(0.584)	1.440	0.615	(0.179)	0.704
Less dividends and distributions from:
Net investment income	(0.318)	(0.323)	(0.317)	(0.365)	(0.372)
Net realized gain	(1.892)	(0.504)	(0.501)	(0.600)	(0.694)
Total dividends and distributions	(2.210)	(0.827)	(0.818)	(0.965)	(1.066)
Net asset value, end of period	$ 11.367	$ 14.161	$ 13.548	$ 13.751	$ 14.895
Total return[4]	(4.76%)	10.68%	4.45%	(1.18%)	4.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 42,968	$ 44,746	$41,617	$ 43,968	$47,038
Ratio of expenses to average net assets[5]	0.71%	0.79%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.12%	1.14%	1.13%	1.13%	1.12%
Ratio of net investment income to average net assets	2.06%	1.97%	1.88%	2.08%	2.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.65%	1.62%	1.72%	1.93%	2.19%
Portfolio turnover	44%	192%	161%	140%	142%

[1]	Effective May 1, 2017, J.P. Morgan Investment Management, Inc. replaced Delaware Investments Fund Advisers and Jackson Square Partners, LLC as the Fund’s sub-adviser.
[2]	Effective October 1, 2014, Jackson Square Partners, LLC was added as a sub-adviser to the Fund.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–18

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Retirement Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests a substantial portion of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), advised by J.P. Morgan or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may also invest in individual securities. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek to provide current income and some capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.
 Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP JPMorgan Retirement Income Fund–19

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2018, the waiver amount is 0.365% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2018, the waiver amount was 0.38% of the Fund’s average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Effective May 1, 2018, LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.465% of the Fund’s average daily net assets for the Standard Class and 0.715% for the Service Class. The waiver is acrrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot
LVIP JPMorgan Retirement Income Fund–20

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to May 1, 2018, LIAC had contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.45% the Fund’s average daily net assets for the Standard Class and 0.70% for the Service Class.
J.P. Morgan Investment Management, Inc. (“JPM”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPM a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$14,330
Legal	2,866
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $49,884 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$25,028
Management fees payable to LIAC	74,515
Distribution fees payable to LFD	9,125
Printing and mailing fees payable to Lincoln Life	3,681
Shareholder servicing fees payable to Lincoln Life	5,613
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 88,331,882
Purchases of U.S. government securities	20,272,311
Sales other than U.S. government securities	119,074,632
Sales of U.S. government securities	11,316,398
LVIP JPMorgan Retirement Income Fund–21

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$233,948,911
Aggregate unrealized appreciation of investments and derivatives	$ 1,579,538
Aggregate unrealized depreciation of investments and derivatives	(11,098,246)
Net unrealized depreciation of investments and derivatives	$ (9,518,708)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$12,781,869	$—	$ 12,781,869
Agency Commercial Mortgage-Backed Securities	—	4,303,594	—	4,303,594
Agency Mortgage-Backed Securities	—	6,297,857	—	6,297,857
Agency Obligation	—	410,415	—	410,415
Corporate Bonds	—	17,452,966	—	17,452,966
Non-Agency Asset-Backed Securities	—	9,549,001	—	9,549,001
Non-Agency Collateralized Mortgage Obligations	—	956,231	—	956,231
Non-Agency Commercial Mortgage-Backed Securities	—	8,975,430	—	8,975,430
Sovereign Bond	—	247,605	—	247,605
U.S. Treasury Obligations	—	22,420,064	—	22,420,064
Investment Companies	141,023,914	—	—	141,023,914
Total Investments	$141,023,914	$83,395,032	$—	$224,418,946
Derivatives:

Assets:
Futures Contracts	$ 364,528	$—	$—	$ 364,528
Liabilities:
Futures Contracts	$(269,968)	$—	$—	$(269,968)
There were no Level 3 investments at the beginning or end of the year.
LVIP JPMorgan Retirement Income Fund–22

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and tax treatment of market discount and premium on debt instruments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$6,509,196	$10,572,235
Long-term capital gains	32,662,509	5,046,863
Total	$39,171,705	$15,619,098
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 717,279
Capital loss carryforward	(794,839)
Net unrealized depreciation	(9,511,860)
Distributable earnings/(accumulated loss)	$(9,589,420)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$794,839	$794,839
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	224,462	349,575
Service Class	531,294	399,302
Shares reinvested:
Standard Class	2,644,995	922,178
Service Class	595,613	175,516
	3,996,364	1,846,571
Shares redeemed:
Standard Class	(2,566,381)	(2,247,883)
Service Class	(506,610)	(486,868)
	(3,072,991)	(2,734,751)
Net increase (decrease)	923,373	(888,180)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S.
LVIP JPMorgan Retirement Income Fund–23

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result, should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2018, the Fund pledged securities with a value of $1,314,122 as collateral for futures contracts.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuation in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$127,641	Receivables and other assets net of liabilities	$(254,967)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	236,887	Receivables and other assets net of liabilities	(15,001)
Total		$364,528		$(269,968)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,339,197)	$(415,104)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(384,804)	202,167
Total		$(1,724,001)	$(212,937)
LVIP JPMorgan Retirement Income Fund–24

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$29,024,023	$14,582,049
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP JPMorgan Retirement Income Fund–25

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Retirement Income Fund–26

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Retirement Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Retirement Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP JPMorgan Retirement Income Fund–27

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Funds to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board
LVIP JPMorgan Retirement Income Fund–28

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP JPMorgan Retirement Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the S&P Target Date Retirement Income Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one year period. The Board considered that the Fund’s investment strategy and benchmark changed and that JP Morgan became subadvisor effective May 1, 2017. The Board concluded that the services provided by JP Morgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as the fees for a similar fund sub-advised by JP Morgan. The Board considered that JP Morgan receives a management fee from the underlying funds, LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board noted the subadvisory fee schedules were negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board noted JP Morgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees and management fees from the underlying funds.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Retirement Income Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP JPMorgan Retirement Income Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP JPMorgan Retirement Income Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP JPMorgan Retirement Income Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Retirement Income Fund–33

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
SSGA Funds Management, Inc.
The Fund returned (11.80%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell Midcap® Value Index1, returned (12.29%).
The S&P 500 Index2 ended 2018 down after a fourth quarter drawdown that saw a more prolonged increase in market volatility. The forward price/earnings ratio for the S&P 500® Index ended the year at 14.4 times, falling meaningfully below its 25-year average of 16.1 times. Only three of the eleven sectors ended the year in positive territory, namely health care, utilities, and consumer discretionary, which returned 6.47%, 4.11% and 0.82%, respectively. The weakest performers were the energy sector, down 18.10%, and materials, down 14.70%. Large-cap stocks, as represented by the S&P 500®, greatly outperformed small-cap stocks. Growth also outperformed value.
The year started off with a short-lived uptick in volatility, partially driven by concerns over interest rate movements, trade policy and the long-term implications of the Tax Cuts and Jobs Act. Day-to-day price movements saw a significant departure from 2017. In the first quarter of 2018, the S&P 500 saw six trading days of plus or minus 2% moves, compared to 2017 in which there were zero days with that level of price change. The overall economic environment was strong over the first half. Economic growth remained stable with first-quarter real gross domestic product growth up 2.8% year over year. Monthly data on retail sales, homebuilding, durable goods and other economic indicators all came in with healthy figures. The second half of the year started off strong as earnings growth was driven by record margins, with 80% of companies exceeding earnings estimates and 62% beating revenue estimates for the second quarter. Robust corporate profits partially tempered the effects of a flattening yield curve and trade uncertainty over the third quarter. The last three months of the year, however, witnessed a significant drawdown characterized by heightened volatility. However, yet another strong quarter of earnings growth and still generally positive management commentary should potentially limit equity downside risk. Economic indicators remain mainly positive, with the exception of the yield curve. While good signs, such as consumer and small business confidence still at high levels, wages rising across income levels, and December same-store retail sales being robust, we remain mindful of the pressure that rising rates, tariffs and the partial government shutdown could put on stocks.
Stock selection in health care and energy contributed to Fund performance while stock selection in information technology and real estate detracted from Fund performance.
On a stock specific basis, XL Group and Energen were top contributors to results. XL was acquired at a hefty premium by AXA, a French insurer, as the acquirer looked to bolster its property and casualty offerings. The deal’s premium likely reflected an improving insurance environment following a string of natural disasters in 2017 that pushed coverage prices higher. XL’s improving business mix, attractive valuation and strong capital allocation policy almost certainly piqued the interest of AXA as well. We used the profits from the deal to fund ideas elsewhere in insurance. Energen, our favored Permian producer for many years, was also acquired at a premium during the period as Diamondback Energy looked to bolster its Permian acreage. Energen has been the subject of shareholder activism as Corvex first entered the stock about a year ago, publicly urging the company to sell itself. Four strong quarters of execution and positive well results later, Energen was trading at a much higher price. While a takeout was not our base-case scenario, we are pleased with the outcome. The transaction closed at the end of November so we now own a position in Diamondback.
Two stock-specific detractors from Fund performance for the year were Mohawk and EQT Corp. Mohawk shares fell following a string of disappointing earnings misses and downward revisions on full-year guidance. Elevated input costs continue to act as a headwind, and frustratingly, management is facing shifting consumer preferences within the flooring space towards cheaper luxury vinyl tile rather than traditional ceramic tile. Despite the intermittent turmoil, Mohawk has a leading market share position in flooring, with best-in-class manufacturing and distribution providing a strong competitive advantage. We will monitor the situation as events unfold and may consider trimming our large position if we see a reflation in the multiple. Investors grew wary of EQT during the year as both internal and external pressures mounted. Internally, the long-awaited spin-off of Equitrans Midstream was less clean than expected as EQT is initially keeping approximately a 20% stake, adding complexity to an already cloudy sum-of-the-parts value-creation equation. Externally, as aggregate U.S. natural gas supply growth coming from the Marcellus and Permian basins was robust, prices remained stubbornly low for the majority of the year, causing challenges in EQT’s upstream business. While we have scaled back our position, we are retaining it.
During the year of 2018, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay reduced the volatility of the Fund significantly and also mitigated the magnitude of drawdown. While positive performance impact was delivered in the 4th quarter of 2018, elevated volatility coupled with market recovery in the first half of the year resulted in negative impact on Fund return.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–1

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon Alex Zeng
J.P. Morgan Investment Management, Inc.:	Jason Alonzo
Gloria Fu
Phillip D. Hart
Pavel Vaynshtok
Lawrence Playford
Dennis S. Ruhl
Jonathan K. L. Simon
Pavel Vaynshtok
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Philip Lee
Michael Martel
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,953. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $34,038. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 11.80%
Five Years	+ 2.11%
Ten Years	+ 9.13%
Service Class Shares
One Year	- 12.02%
Five Years	+ 1.85%
Ten Years	+ 8.86%
1 The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub adviser.
Commencing after close of business on September 21, 2012, J.P. Morgan Investment Management Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisers.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–2

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$894.90	0.78%	$3.73
Service Class Shares	1,000.00	893.70	1.03%	4.92
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.78%	$3.97
Service Class Shares	1,000.00	1,020.00	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–3

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	92.76%
Aerospace & Defense	0.59%
Air Freight & Logistics	0.02%
Airlines	0.39%
Auto Components	0.46%
Automobiles	0.23%
Banks	7.23%
Beverages	1.37%
Biotechnology	1.00%
Building Products	0.55%
Capital Markets	4.03%
Chemicals	1.06%
Commercial Services & Supplies	0.21%
Communications Equipment	0.62%
Construction & Engineering	0.31%
Construction Materials	0.48%
Consumer Finance	0.95%
Containers & Packaging	2.43%
Distributors	0.48%
Diversified Consumer Services	0.17%
Diversified Telecommunication Services	0.61%
Electric Utilities	2.83%
Electrical Equipment	1.75%
Electronic Equipment, Instruments & Components	3.21%
Energy Equipment & Services	0.03%
Equity Real Estate Investment Trusts	8.90%
Food & Staples Retailing	0.76%
Food Products	1.77%
Gas Utilities	0.89%
Health Care Equipment & Supplies	1.32%
Health Care Providers & Services	5.42%
Hotels, Restaurants & Leisure	1.28%
Household Durables	1.21%
Household Products	0.54%
Independent Power and Renewable Electricity Producers	1.05%
Industrial Conglomerates	0.50%
Insurance	6.43%
Internet & Direct Marketing Retail	1.17%
Internet Software & Services	0.57%
IT Services	1.83%
Life Sciences Tools & Services	0.03%
Machinery	2.70%
Media	1.29%
Metals & Mining	0.32%
Mortgage Real Estate Investment Trusts (REITs)	0.19%
Multiline Retail	1.45%
Security Type/Sector	Percentage of Net Assets
Multi-Utilities	3.61%
Oil, Gas & Consumable Fuels	5.99%
Paper & Forest Products	0.16%
Personal Products	0.86%
Pharmaceuticals	0.61%
Professional Services	0.49%
Real Estate Management & Development	1.14%
Road & Rail	0.15%
Semiconductors & Semiconductor Equipment	1.72%
Software	1.39%
Specialty Retail	3.28%
Technology Hardware, Storage & Peripherals	0.43%
Textiles, Apparel & Luxury Goods	1.50%
Trading Companies & Distributors	0.80%
Money Market Fund	4.64%
Total Investments	97.40%
Receivables and Other Assets Net of Liabilities	2.60%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
CMS Energy	1.43%
WEC Energy Group	1.32%
Xcel Energy	1.30%
M&T Bank	1.27%
Diamondback Energy	1.25%
Loews	1.24%
Ball	1.13%
Williams	1.13%
AutoZone	1.02%
Zimmer Biomet Holdings	1.00%
Total	12.09%

IT–Information Technology

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–4

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–92.76%
Aerospace & Defense–0.59%
Boeing	5,850	$ 1,886,625
HEICO Class A	3,716	234,108
Huntington Ingalls Industries	4,610	877,329
Spirit AeroSystems Holdings Class A	4,980	359,008
†Teledyne Technologies	1,300	269,191
		3,626,261
Air Freight & Logistics–0.02%
CH Robinson Worldwide	1,700	142,953
		142,953
Airlines–0.39%
Delta Air Lines	12,370	617,263
†United Continental Holdings	21,380	1,790,147
		2,407,410
Auto Components–0.46%
BorgWarner	80,775	2,806,124
		2,806,124
Automobiles–0.23%
General Motors	41,940	1,402,893
		1,402,893
Banks–7.23%
Bank of America	119,730	2,950,147
CIT Group	15,550	595,099
Citigroup	51,120	2,661,307
Citizens Financial Group	144,554	4,297,591
Comerica	27,939	1,919,130
East West Bancorp	4,000	174,120
Fifth Third Bancorp	255,172	6,004,197
First Republic Bank	42,847	3,723,404
Huntington Bancshares	252,509	3,009,907
KeyCorp	16,600	245,348
M&T Bank	54,271	7,767,808
Popular	45,230	2,135,761
Regions Financial	65,130	871,439
SunTrust Banks	110,784	5,587,945
†SVB Financial Group	2,750	522,280
Synovus Financial	5,400	172,746
Zions Bancorp	36,778	1,498,336
		44,136,565
Beverages–1.37%
Constellation Brands Class A	19,819	3,187,291
Keurig Dr Pepper	63,487	1,627,807
Molson Coors Brewing Class B	45,636	2,562,918
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages (continued)
PepsiCo	8,860	$ 978,853
		8,356,869
Biotechnology–1.00%
AbbVie	13,020	1,200,314
†Alkermes	7,000	206,570
†Alnylam Pharmaceuticals	3,175	231,489
Amgen	10,680	2,079,076
†BioMarin Pharmaceutical	200	17,030
†Celgene	2,460	157,661
†Elanco Animal Health	10,900	343,677
†Exelixis	9,200	180,964
Gilead Sciences	14,490	906,349
†Incyte	5,325	338,617
†Moderna	28,400	433,668
		6,095,415
Building Products–0.55%
Fortune Brands Home & Security	62,794	2,385,544
Masco	34,200	1,000,008
		3,385,552
Capital Markets–4.03%
Ameriprise Financial	53,871	5,622,516
E*TRADE Financial	1,500	65,820
Goldman Sachs Group	4,090	683,235
Invesco	109,521	1,833,382
Lazard Class A	3,300	121,803
LPL Financial Holdings	24,700	1,508,676
Morgan Stanley	1,490	59,079
MSCI	7,215	1,063,707
Northern Trust	50,134	4,190,701
Raymond James Financial	51,878	3,860,242
T. Rowe Price Group	60,276	5,564,680
		24,573,841
Chemicals–1.06%
Cabot	14,290	613,613
CF Industries Holdings	13,510	587,820
Eastman Chemical	600	43,866
Huntsman	60,110	1,159,522
Sherwin-Williams	9,373	3,687,900
Westlake Chemical	5,300	350,701
		6,443,422
Commercial Services & Supplies–0.21%
KAR Auction Services	27,050	1,290,826
		1,290,826
Communications Equipment–0.62%
Cisco Systems	33,240	1,440,289
†CommScope Holding	109,255	1,790,689
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–5

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†F5 Networks	3,450	$ 559,004
		3,789,982
Construction & Engineering–0.31%
†AECOM	31,400	832,100
EMCOR Group	5,120	305,613
Jacobs Engineering Group	12,540	733,088
		1,870,801
Construction Materials–0.48%
Martin Marietta Materials	16,885	2,902,025
		2,902,025
Consumer Finance–0.95%
Ally Financial	150,959	3,420,731
American Express	7,340	699,649
Capital One Financial	1,010	76,346
†Credit Acceptance	2,180	832,237
Discover Financial Services	11,840	698,323
Synchrony Financial	3,300	77,418
		5,804,704
Containers & Packaging–2.43%
Avery Dennison	1,190	106,898
Ball	150,640	6,926,427
†Berry Global Group	16,100	765,233
Silgan Holdings	151,636	3,581,642
WestRock	91,126	3,440,918
		14,821,118
Distributors–0.48%
Genuine Parts	30,776	2,955,112
		2,955,112
Diversified Consumer Services–0.17%
†frontdoor	5,350	142,364
H&R Block	27,690	702,495
†ServiceMaster Global Holdings	6,000	220,440
		1,065,299
Diversified Telecommunication Services–0.61%
CenturyLink	87,520	1,325,928
Verizon Communications	42,540	2,391,599
		3,717,527
Electric Utilities–2.83%
Edison International	29,496	1,674,488
Entergy	8,710	749,670
Evergy	72,217	4,099,759
Exelon	29,990	1,352,549
FirstEnergy	900	33,795
NextEra Energy	4,690	815,216
OGE Energy	14,940	585,498
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Xcel Energy	161,431	$ 7,953,705
		17,264,680
Electrical Equipment–1.75%
Acuity Brands	33,011	3,794,614
AMETEK	61,605	4,170,659
GrafTech International	27,300	312,312
Hubbell	20,231	2,009,748
Regal Beloit	5,200	364,260
		10,651,593
Electronic Equipment, Instruments & Components–3.21%
Amphenol Class A	49,696	4,026,370
†Arrow Electronics	73,850	5,091,958
CDW	60,420	4,897,041
†Coherent	1,700	179,707
Dolby Laboratories Class A	15,300	946,152
Jabil	26,200	649,498
†Keysight Technologies	60,965	3,784,707
		19,575,433
Energy Equipment & Services–0.03%
Baker Hughes	7,520	161,680
		161,680
Equity Real Estate Investment Trusts–8.90%
American Campus Communities	54,556	2,258,073
American Homes 4 Rent Class A	119,138	2,364,889
AvalonBay Communities	29,121	5,068,510
Boston Properties	39,719	4,470,373
Brixmor Property Group	198,869	2,921,386
Camden Property Trust	1,300	114,465
CoreSite Realty	400	34,892
Corporate Office Properties Trust	11,400	239,742
Douglas Emmett	2,060	70,308
Equinix	3,245	1,144,057
Equity Commonwealth	47,260	1,418,273
Equity LifeStyle Properties	3,130	304,017
Essex Property Trust	12,330	3,023,439
Federal Realty Investment Trust	33,876	3,998,723
Gaming and Leisure Properties	25,600	827,136
GEO Group	11,530	227,141
Hospitality Properties Trust	9,630	229,964
Host Hotels & Resorts	20,300	338,401
Hudson Pacific Properties	11,200	325,472
Invitation Homes	22,500	451,800
JBG SMITH Properties	45,978	1,600,494
Kimco Realty	161,379	2,364,202
Life Storage	5,440	505,866

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–6

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Medical Properties Trust	46,920	$ 754,474
Mid-America Apartment Communities	1,499	143,454
Outfront Media	144,306	2,614,825
Park Hotels & Resorts	2,500	64,950
Piedmont Office Realty Trust Class A	31,880	543,235
Rayonier	108,398	3,001,541
Regency Centers	44,211	2,594,301
Retail Properties of America	18,200	197,470
†SBA Communications	600	97,134
SL Green Realty	8,500	672,180
Spirit Realty Capital	23,084	813,711
Sun Communities	2,800	284,788
VICI Properties	24,200	454,476
Vornado Realty Trust	65,296	4,050,311
Weyerhaeuser	96,227	2,103,522
WP Carey	24,646	1,610,370
		54,302,365
Food & Staples Retailing–0.76%
Kroger	123,104	3,385,360
Walgreens Boots Alliance	2,980	203,623
Walmart	11,420	1,063,773
		4,652,756
Food Products–1.77%
Archer-Daniels-Midland	12,650	518,270
Conagra Brands	149,444	3,192,124
Ingredion	9,045	826,713
†Pilgrim's Pride	71,980	1,116,410
†Post Holdings	39,263	3,499,511
Tyson Foods Class A	30,670	1,637,778
		10,790,806
Gas Utilities–0.89%
National Fuel Gas	84,704	4,335,151
UGI	20,170	1,076,069
		5,411,220
Health Care Equipment & Supplies–1.32%
Hill-Rom Holdings	9,900	876,645
†Hologic	20,190	829,809
STERIS	500	53,425
Teleflex	800	206,784
Zimmer Biomet Holdings	58,591	6,077,059
		8,043,722
Health Care Providers & Services–5.42%
AmerisourceBergen	74,584	5,549,050
Anthem	5,850	1,536,385
Cardinal Health	7,400	330,040
†Centene	20,280	2,338,284
†Cigna	27,461	5,215,393
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†DaVita	15,400	$ 792,484
HCA Healthcare	3,830	476,643
†Henry Schein	35,638	2,798,296
Humana	14,835	4,249,931
†Laboratory Corp of America Holdings	29,552	3,734,191
†Premier Class A	20,900	780,615
†Tenet Healthcare	17,910	306,977
Universal Health Services Class B	36,246	4,224,834
†WellCare Health Plans	3,070	724,796
		33,057,919
Hotels, Restaurants & Leisure–1.28%
†Chipotle Mexican Grill	800	345,432
Dunkin' Brands Group	6,380	409,085
Extended Stay America	51,300	795,150
Hilton Worldwide Holdings	74,420	5,343,356
International Game Technology	29,630	433,487
Vail Resorts	600	126,492
Wendy's	24,890	388,533
		7,841,535
Household Durables–1.21%
†Mohawk Industries	35,827	4,190,326
Newell Brands	131,687	2,448,061
†NVR	50	121,850
Toll Brothers	18,350	604,265
		7,364,502
Household Products–0.54%
Energizer Holdings	64,180	2,897,727
Procter & Gamble	4,470	410,882
		3,308,609
Independent Power and Renewable Electricity Producers–1.05%
AES	90,230	1,304,726
NRG Energy	62,440	2,472,624
†Vistra Energy	115,100	2,634,639
		6,411,989
Industrial Conglomerates–0.50%
Carlisle	30,090	3,024,647
		3,024,647
Insurance–6.43%
Alleghany	4,434	2,763,801
Allstate	19,340	1,598,064
American Financial Group	5,070	458,987
American National Insurance	300	38,172
†Arch Capital Group	3,320	88,710
Aspen Insurance Holdings	2,270	95,317

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–7

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Assurant	690	$ 61,714
Assured Guaranty	3,270	125,176
Everest Re Group	5,485	1,194,414
Fidelity National Financial	3,550	111,612
First American Financial	12,580	561,571
Hanover Insurance Group	4,860	567,502
Hartford Financial Services Group	125,817	5,592,566
Loews	166,448	7,576,713
Marsh & McLennan	48,030	3,830,392
MetLife	4,890	200,783
Old Republic International	3,100	63,767
Primerica	5,690	555,970
Principal Financial Group	68,419	3,022,067
Progressive	69,153	4,172,000
Prudential Financial	2,330	190,012
Travelers	18,890	2,262,078
Unum Group	54,873	1,612,169
WR Berkley	34,086	2,519,296
		39,262,853
Internet & Direct Marketing Retail–1.17%
†eBay	30,060	843,784
Expedia Group	50,066	5,639,935
†Qurate Retail	8,700	169,824
†TripAdvisor	3,910	210,906
†VeriSign	1,800	266,922
		7,131,371
Internet Software & Services–0.57%
†Alphabet Class C	950	983,830
Match Group	57,647	2,465,562
		3,449,392
IT Services–1.83%
†Black Knight	10,621	478,582
†Conduent	56,000	595,280
DXC Technology	29,340	1,560,008
Fidelity National Information Services	3,700	379,435
Genpact	3,000	80,970
Jack Henry & Associates	30,929	3,913,137
Sabre	107,670	2,329,979
†Square Class A	4,400	246,796
Total System Services	7,900	642,191
†Worldpay Class A	12,495	954,993
		11,181,371
Life Sciences Tools & Services–0.03%
Agilent Technologies	2,300	155,158
		155,158
Machinery–2.70%
Allison Transmission Holdings	25,060	1,100,385
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Caterpillar	11,290	$ 1,434,620
Crane	8,870	640,237
†Gardner Denver Holdings	3,300	67,485
IDEX	28,625	3,614,192
Ingersoll-Rand	18,100	1,651,263
†Middleby	27,255	2,799,906
Snap-on	32,889	4,778,443
Timken	10,800	403,056
		16,489,587
Media–1.29%
CBS Class B	52,745	2,306,011
Comcast Class A	37,080	1,262,574
†DISH Network Class A	85,041	2,123,474
Sirius XM Holdings	58,770	335,577
Tribune Media Class A	39,100	1,774,358
Viacom Class B	3,500	89,950
		7,891,944
Metals & Mining–0.32%
Freeport-McMoRan	55,270	569,834
Newmont Mining	4,040	139,986
Steel Dynamics	40,970	1,230,739
		1,940,559
Mortgage Real Estate Investment Trusts (REITs)–0.19%
Chimera Investment	14,060	250,549
Two Harbors Investment	72,400	929,616
		1,180,165
Multiline Retail–1.45%
Dollar General	6,400	691,712
Kohl's	79,966	5,304,945
Macy's	5,600	166,768
Nordstrom	57,079	2,660,452
		8,823,877
Multi-Utilities–3.61%
CenterPoint Energy	7,770	219,347
CMS Energy	175,888	8,732,839
Sempra Energy	46,666	5,048,794
WEC Energy Group	115,987	8,033,260
		22,034,240
Oil, Gas & Consumable Fuels–5.99%
† Equitrans Midstream	126,905	2,540,638
Cabot Oil & Gas	101,023	2,257,864
Chevron	15,230	1,656,872
Cimarex Energy	755	46,546
ConocoPhillips	38,730	2,414,815
Devon Energy	29,910	674,171
Diamondback Energy	82,508	7,648,492
EQT	137,228	2,592,237
HollyFrontier	8,310	424,807

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–8

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Oil	67,110	$ 962,357
Marathon Petroleum	32,970	1,945,560
Murphy Oil	3,640	85,140
Noble Energy	530	9,943
ONEOK	5,600	302,120
PBF Energy Class A	102,699	3,355,176
Peabody Energy	16,210	494,081
Phillips 66	4,710	405,767
Valero Energy	22,950	1,720,561
Williams	311,363	6,865,554
†WPX Energy	12,680	143,918
		36,546,619
Paper & Forest Products–0.16%
Domtar	28,640	1,006,123
		1,006,123
Personal Products–0.86%
Coty Class A	222,762	1,461,319
†Edgewell Personal Care	53,215	1,987,580
†Herbalife Nutrition	27,870	1,642,936
Nu Skin Enterprises Class A	2,900	177,857
		5,269,692
Pharmaceuticals–0.61%
Allergan	1,560	208,510
†Endo International	12,330	90,009
†Mylan	15,500	424,700
†Nektar Therapeutics	5,300	174,211
Perrigo	3,300	127,875
Pfizer	61,630	2,690,149
		3,715,454
Professional Services–0.49%
†IHS Markit	19,700	945,009
ManpowerGroup	11,650	754,920
Robert Half International	11,570	661,804
TransUnion	11,300	641,840
		3,003,573
Real Estate Management & Development–1.14%
†CBRE Group Class A	132,066	5,287,923
†Cushman & Wakefield	73,016	1,056,541
Jones Lang LaSalle	4,730	598,818
		6,943,282
Road & Rail–0.15%
Landstar System	1,760	168,379
Schneider National Class B	41,300	771,071
		939,450
Semiconductors & Semiconductor Equipment–1.72%
Analog Devices	50,867	4,365,915
Applied Materials	28,520	933,745
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor	3,500	$ 313,215
Lam Research	13,580	1,849,188
Marvell Technology Group	79,740	1,290,990
†Micron Technology	4,320	137,074
†ON Semiconductor	34,260	565,633
QUALCOMM	18,200	1,035,762
Teradyne	1,100	34,518
		10,526,040
Software–1.39%
Activision Blizzard	4,750	221,208
Citrix Systems	6,240	639,350
†Nuance Communications	24,600	325,458
Symantec	85,400	1,613,633
†Synopsys	46,739	3,937,293
†Take-Two Interactive Software	10,050	1,034,547
VMware Class A	5,190	711,705
		8,483,194
Specialty Retail–3.28%
Advance Auto Parts	6,600	1,039,236
†AutoZone	7,444	6,240,603
Best Buy	77,062	4,081,203
Foot Locker	8,390	446,348
Gap	138,422	3,565,751
Tiffany & Co.	43,143	3,473,443
†Urban Outfitters	34,540	1,146,728
		19,993,312
Technology Hardware, Storage & Peripherals–0.43%
†Dell Technologies Class C	3,238	158,263
HP	44,170	903,718
†NCR	11,000	253,880
NetApp	13,330	795,401
Seagate Technology	6,670	257,395
Western Digital	6,210	229,584
		2,598,241
Textiles, Apparel & Luxury Goods–1.50%
Columbia Sportswear	9,500	798,855
Hanesbrands	44,790	561,219
†Lululemon Athletica	300	36,483
†Michael Kors Holdings	12,800	485,376
PVH	37,637	3,498,359
Ralph Lauren	31,511	3,260,128
Tapestry	15,400	519,750
		9,160,170
Trading Companies & Distributors–0.80%
†HD Supply Holdings	9,700	363,944
MSC Industrial Direct Class A	45,457	3,496,553
†United Rentals	6,080	623,382

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–9

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†WESCO International	7,800	$ 374,400
		4,858,279
Total Common Stock (Cost $519,447,038)		566,042,101

Money Market Fund–4.64%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 2.27%)	28,277,721	28,277,721
Total Money Market Fund (Cost $28,277,721)		28,277,721
TOTAL INVESTMENTS–97.40% (Cost $547,724,759)	594,319,822
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.60%	15,883,274
NET ASSETS APPLICABLE TO 39,901,746 SHARES OUTSTANDING–100.00%	$610,203,096
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($33,519,163 / 2,177,182 Shares)	$15.396
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($576,683,933 / 37,724,564 Shares)	$15.287
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$560,766,751
Distributable earnings/(accumulated loss)	49,436,345
TOTAL NET ASSETS	$610,203,096

† Non-income producing.
★	Includes $16,780,600 cash collateral held at broker for futures contracts, $663,668 payable for securities purchased, $50,315 payable for fund share redeemed, $51,931 other accrued expenses payable, $519,247 due to manager and affiliates and $2,854,006 variation margin due to broker on futures contracts as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
33	E-mini S&P 500 Index	$ 4,133,580	$ 4,231,942	3/15/19	$—	$ (98,362)
(1,387)	E-mini S&P 500 Index	(173,735,620)	(170,921,054)	3/15/19	—	(2,814,566)
(983)	E-mini S&P MidCap 400 Index	(163,394,260)	(162,938,930)	3/15/19	—	(455,330)
25	E-mini S&P MidCap 400 Index	4,155,500	4,260,381	3/15/19	—	(104,881)
Total Futures Contracts					$—	$(3,473,139)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–10

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–11

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 13,700,337
Interest	200,457
Foreign Taxes Withheld	(2,659)
13,898,135
EXPENSES:
Management fees	4,812,948
Distribution fees-Service Class	1,626,704
Shareholder servicing fees	200,008
Accounting and administration expenses	169,740
Reports and statements to shareholders	86,079
Professional fees	45,403
Trustees’ fees and expenses	22,566
Custodian fees	14,112
Consulting fees	4,119
Pricing fees	1,270
Other	6,756
Total operating expenses	6,989,705
NET INVESTMENT INCOME	6,908,430
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	27,987,079
Futures contracts	(6,319,472)
Net realized gain	21,667,607
Net change in unrealized appreciation (depreciation) of:
Investments	(106,532,398)
Futures contracts	(3,826,885)
Net change in unrealized appreciation (depreciation)	(110,359,283)
NET REALIZED AND UNREALIZED LOSS	(88,691,676)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (81,783,246)
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,908,430	$ 4,973,472
Net realized gain	21,667,607	18,067,839
Net change in unrealized appreciation (depreciation)	(110,359,283)	66,673,635
Net increase (decrease) in net assets resulting from operations	(81,783,246)	89,714,946
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(524,952)	(408,474)
Service Class	(7,482,604)	(5,116,502)
	(8,007,556)	(5,524,976)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,237,309	5,899,966
Service Class	52,748,154	76,797,245
Reinvestment of dividends and distributions:
Standard Class	524,952	408,474
Service Class	7,482,604	5,116,502
	63,993,019	88,222,187
Cost of shares redeemed:
Standard Class	(6,725,725)	(5,680,159)
Service Class	(67,471,379)	(61,527,163)
	(74,197,104)	(67,207,322)
Increase (decrease) in net assets derived from capital share transactions	(10,204,085)	21,014,865
NET INCREASE (DECREASE) IN NET ASSETS	(99,994,887)	105,204,835
NET ASSETS:
Beginning of year	710,197,983	604,993,148
End of year	$ 610,203,096	$710,197,983
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (408,474)
Service Class		(5,116,502)
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–12

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 17.735	$ 15.618	$ 14.299	$ 15.623	$ 14.564
Income (loss) from investment operations:
Net investment income[2]	0.217	0.164	0.138	0.113	0.133
Net realized and unrealized gain (loss)	(2.311)	2.129	1.294	(1.322)	1.050
Total from investment operations	(2.094)	2.293	1.432	(1.209)	1.183
Less dividends and distributions from:
Net investment income	(0.245)	(0.176)	(0.113)	(0.103)	(0.123)
Net realized gain	—	—	—	(0.012)	(0.001)
Total dividends and distributions	(0.245)	(0.176)	(0.113)	(0.115)	(0.124)
Net asset value, end of period	$ 15.396	$ 17.735	$ 15.618	$ 14.299	$ 15.623
Total return[3]	(11.80%)	14.69%	10.01%	(7.74%)	8.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 33,519	$ 41,504	$ 36,086	$ 32,080	$32,478
Ratio of expenses to average net assets	0.78%	0.77%	0.78%	0.80%	0.81%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.77%	0.78%	0.81%	0.84%
Ratio of net investment income to average net assets	1.24%	0.99%	0.94%	0.74%	0.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.24%	0.99%	0.94%	0.73%	0.86%
Portfolio turnover	35%	31%	77%	20%	24%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–13

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 17.605	$ 15.507	$ 14.202	$ 15.515	$ 14.466
Income (loss) from investment operations:
Net investment income[2]	0.172	0.121	0.101	0.074	0.095
Net realized and unrealized gain (loss)	(2.289)	2.112	1.280	(1.310)	1.041
Total from investment operations	(2.117)	2.233	1.381	(1.236)	1.136
Less dividends and distributions from:
Net investment income	(0.201)	(0.135)	(0.076)	(0.065)	(0.086)
Return of capital	—	—	—	(0.012)	(0.001)
Total dividends and distributions	(0.201)	(0.135)	(0.076)	(0.077)	(0.087)
Net asset value, end of period	$ 15.287	$ 17.605	$ 15.507	$ 14.202	$ 15.515
Total return[3]	(12.02%)	14.41%	9.72%	(7.96%)	7.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 576,684	$668,694	$568,907	$415,676	$328,511
Ratio of expenses to average net assets	1.03%	1.02%	1.03%	1.05%	1.06%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.02%	1.03%	1.06%	1.09%
Ratio of net investment income to average net assets	0.99%	0.74%	0.69%	0.49%	0.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	0.74%	0.69%	0.48%	0.61%
Portfolio turnover	35%	31%	77%	20%	24%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–14

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.
 Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.
 In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–15

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $10,238 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the Fund’s average daily net assets; 0.75% of the next $90 million; and 0.65% of the Fund’s average daily net assets in excess of $150 million.   The management fee is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets. SSGA Funds Management, Inc. (“SSGA”) is responsible for managing the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$39,348
Legal	7,821
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $72,967 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$374,145
Distribution fees payable to LFD	125,762
Printing and mailing fees payable to Lincoln Life	3,898
Shareholder servicing fees payable to Lincoln Life	15,442
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–16

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$227,034,091
Sales	227,143,704
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$551,442,281
Aggregate unrealized appreciation of investments and derivatives	$ 91,522,735
Aggregate unrealized depreciation of investments and derivatives	(48,645,194)
Net unrealized appreciation of investments and derivatives	$ 42,877,541
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$566,042,101	$—	$—	$566,042,101
Money Market Fund	28,277,721	—	—	28,277,721
Total Investments	$594,319,822	$—	$—	$594,319,822
Derivatives:

Liabilities:
Futures Contracts	$(3,473,139)	$—	$—	$(3,473,139)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–17

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$6,977,542	$5,524,976
Long-term capital gains	1,030,014	—
Total	$8,007,556	$5,524,976
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 6,558,804
Net unrealized appreciation	42,877,541
Distributable earnings/(accumulated loss)	$49,436,345
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
In 2018, the Fund utilized $8,744,466 of capital losses carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	184,655	350,259
Service Class	3,083,768	4,732,339
Shares reinvested:
Standard Class	34,191	23,046
Service Class	490,736	291,434
	3,793,350	5,397,078
Shares redeemed:
Standard Class	(381,898)	(343,610)
Service Class	(3,833,043)	(3,726,719)
	(4,214,941)	(4,070,329)
Net increase (decrease)	(421,591)	1,326,749
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–18

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(3,473,139)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(6,319,472)	$(3,826,885)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$19,691,487	$53,294,346
8. Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–19

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 10. Recent Regulatory Reporting Updates (continued)
require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–21

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–22

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Equity Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Funds and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve of the Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Mid-Cap Value category and the Russell Mid Cap Value Total Return USD Index. The Board also considered that the Fund had been restructured in February 2016 with the sub-adviser managing its Intrepid Value and Intrepid Mid Cap strategies as well as the Mid Cap Value strategy for increased diversification. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints and noted JPMorgan’s statement that there were no comparable funds sub-advised by JPMorgan with a similar investment strategy as the Fund. The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JPMorgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Funds. The Board noted JPMorgan’s statement that it was not aware of direct or indirect benefits from serving as sub-adviser to the Fund.
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–23

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–28

LVIP Loomis Sayles Global Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Loomis Sayles Global Growth Fund

LVIP Loomis Sayles Global Growth Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Loomis Sayles Global Growth Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Loomis, Sayles & Company, L.P
The Fund returned (6.11%) (Standard Class shares with distributions reinvested) for the period May 1, 2018* to December 31, 2018, while its benchmark, the MSCI All Country World Index (net dividends)1, returned (9.40%).
Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market's current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.
The Fund portfolio posted negative returns during the period and outperformed its benchmark, the MSCI ACWI index. Adyen and Procter & Gamble were the largest contributors and Baidu and Alibaba were the largest detractors during the period. Stock selection in the industrials, consumer discretionary, information technology, healthcare and consumer staples sectors as well as our allocation to the financials, consumer staples, information technology, energy, communication services and industrials sectors contributed positively to relative return. Stock selection in the energy, communication services and financials sectors as well as our allocation to the consumer discretionary sector detracted from relative performance. From a geographic perspective our holdings in Europe and developed Asia contributed positively to relative return, while our holdings in emerging markets detracted from relative performance.
Adyen is a Netherlands-based company founded in 2006 to provide next-generation digital payment solutions to merchants. The company supports over 250 payment methods globally across online, mobile, and point-of-sale transactions for clients that include Facebook, Microsoft, and Netflix. We initiated our position in Adyen at its June 2018 initial public offering. Top contributor Adyen’s most recent financial report reflected strong growth, continued market share gains, and expanding operating margins. We believe Adyen’s strong and sustainable competitive advantages include its single, global platform and an embedded, high-profile client base. The secular shift to digital payments is the most significant growth driver for Adyen. We believe Adyen’s long-term growth prospects are not currently reflected in its share price. Procter & Gamble’s portfolio of leading brands, global distribution, shelf space with retailers, and scale constitute competitive advantages that would take decades for a competitor to replicate. A top contributor, P& G’s most recent financial report was significantly better than consensus expectations across almost every business. Organic sales growth reached its highest level in over five years, with sales rising in nine of the company’s ten product categories. The main driver for improved performance was the company’s increased focus on a smaller number of product categories in which the company’s competitive advantages enable it to deliver clearly differentiated products. Since late 2015, the company implemented an improved strategy, refocusing on 65 brands in 10 core categories and disposing of over 100 non-core brands. The long-term growth in developed and emerging market consumer spending is the secular growth driver for P&G. We believe the current market expectations underestimate the long term structural growth drivers and P&G’s superior positioning. With the shares of both Adyen and P&G selling at a significant discounts to our estimate of intrinsic value, we believe each company offers a compelling reward-to-risk opportunity.
Shares of Baidu detracted from performance although the leading online search and advertising provider in China reported fundamentally solid results that were above management’s guidance and consensus expectations for revenue and earnings per share. However, management guidance for the fourth quarter was below expectations, noting cyclical pressure and macroeconomic weakness. We believe Baidu’s sustainable competitive advantages include its strong brand, economies of scale, a powerful network and business ecosystem, and strong distribution. Serving approximately 775,000 advertisers and 770 million internet users, Baidu dominates China’s internet search market, capturing about 80% share of search revenues. Reflecting this dominance, the company’s difficult-to-replicate brand was rated the fifth most valuable brand in China in 2018 by MillwardBrown’s annual BrandZ study. Growth in China online advertising is the long-term secular growth driver for Baidu. We believe Baidu’s long-term revenue and cash flow growth potential is not reflected in its current share price. Alibaba Group is a leading China e-commerce and consumer engagement platform provider. The company operates several increasingly connected businesses across commerce, technology, advertising, digital media and entertainment, logistics, payments, and local services. Demonstrating the power of its brands, network, and ecosytem, Alibaba reported fundamentally strong results during the period, including revenue growth in excess of 50% over the prior-year period. However, operating margins continue to be pressured by ongoing strategic investments, and its share price declined. We believe these investments are consistent with Alibaba’s long-term strategy to strengthen and extend its competitive positioning across commerce, advertising, and cloud computing, while expanding its addressable market internationally. With gross merchandise volume of $768 billion and 552 million active annual consumers on its China commerce retail sites in its latest fiscal year, Alibaba is the world’s largest retail platform. The long-term structural expansion of internet users and online shopping are drivers of secular growth for Alibaba in China. We believe the current market price embeds expectations for key revenue and cash flow growth drivers for Alibaba that are well below our long-term assumptions. We believe the shares of both Baidu and Alibaba sell at a significant discount to our estimate of intrinsic value and offer compelling reward-to-risk opportunities.
* Date of commencement of operations.

LVIP Loomis Sayles Global Growth Fund–1

LVIP Loomis Sayles Global Growth Fund
2018 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Loomis, Sayles & Company, L.P:	Aziz V. Hamzaogullari
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/18 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Loomis Sayles Global Growth Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,389 for the Standard Class shares and to $9,368 for the Service Class shares. For comparison, look at how the MSCI All Country World Index (net dividends) did from 5/1/18 through 12/31/18. The same $10,000 investment would have decreased to $9,060. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/18
Standard Class Shares
Inception (5/1/18)	- 6.11%
Service Class Shares
Inception (5/1/18)	- 6.32%
1. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.
LVIP Loomis Sayles Global Growth Fund–2

LVIP Loomis Sayles Global Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$914.80	0.77%	$3.72
Service Class Shares	1,000.00	913.20	1.12%	5.40
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.77%	$3.92
Service Class Shares	1,000.00	1,019.60	1.12%	5.70

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Loomis Sayles Global Growth Fund–3

LVIP Loomis Sayles Global Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Security Type/Country	Percentage of Net Assets
Common Stock	98.67%
Argentina	3.90%
Brazil	1.96%
China	14.64%
Denmark	3.58%
France	4.59%
Hong Kong	0.92%
Netherlands	4.32%
Switzerland	8.89%
United Kingdom	5.74%
United States	50.13%
Money Market Fund	1.23%
Total Investments	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Air Freight & Logistics	1.69%
Beverages	5.83%
Capital Markets	1.44%
Consumer Finance	1.03%
Energy Equipment & Services	1.88%
Food Products	4.98%
Hotels, Restaurants & Leisure	7.49%
Household Products	5.73%
Interactive Media & Services	6.08%
Internet & Direct Marketing Retail	11.15%
Internet Software & Services	12.58%
IT Services	6.27%
Machinery	4.08%
Personal Products	2.54%
Pharmaceuticals	10.33%
Professional Services	2.67%
Semiconductors & Semiconductor Equipment	2.43%
Software	7.43%
Textiles, Apparel & Luxury Goods	3.04%
Total	98.67%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Amazon.com	6.18%
Alibaba Group Holding ADR	4.97%
Oracle	4.64%
Visa Class A	4.49%
Alphabet Class A	4.45%
Roche Holding	4.42%
Facebook Class A	4.23%
Deere & Co.	4.08%
MercadoLibre	3.90%
Yum China Holdings	3.59%
Total	44.95%

ADR–American Depositary Receipt
IT–Information Technology
LVIP Loomis Sayles Global Growth Fund–4

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.67%
Argentina–3.90%
†MercadoLibre	3,693	$ 1,081,495
		1,081,495
Brazil–1.96%
Ambev ADR	138,740	543,861
		543,861
China–14.64%
†Alibaba Group Holding ADR	10,039	1,376,046
†Baidu ADR	5,209	826,147
■Tencent Holdings	21,400	857,719
Yum China Holdings	29,650	994,164
		4,054,076
Denmark–3.58%
Novo Nordisk Class B	21,574	990,831
		990,831
France–4.59%
Danone	11,145	785,529
Sodexo	4,734	485,497
		1,271,026
Hong Kong–0.92%
■PRADA	77,300	255,057
		255,057
Netherlands–4.32%
†Adyen	913	493,238
Unilever CVA	12,955	701,802
		1,195,040
Switzerland–8.89%
Nestle	7,304	592,813
Novartis	7,528	644,729
Roche Holding	4,927	1,223,171
		2,460,713
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United Kingdom–5.74%
Diageo	12,780	$ 456,685
Experian	30,485	739,015
Reckitt Benckiser Group	5,131	392,913
		1,588,613
United States–50.13%
†Alphabet Class A	1,180	1,233,053
†Amazon.com	1,139	1,710,744
American Express	2,986	284,626
Coca-Cola	12,956	613,467
Colgate-Palmolive	8,233	490,028
Core Laboratories	1,550	92,473
Deere & Co.	7,577	1,130,261
Expeditors International of Washington	6,856	466,825
†Facebook Class A	8,925	1,169,978
Microsoft	7,608	772,745
Oracle	28,467	1,285,285
Procter & Gamble	7,659	704,015
QUALCOMM	11,836	673,587
Schlumberger	11,812	426,177
SEI Investments	8,600	397,320
†Under Armour Class A	33,269	587,863
Visa Class A	9,430	1,244,194
Yum Brands	6,482	595,825
		13,878,466
Total Common Stock (Cost $29,245,821)		27,319,178

MONEY MARKET FUND–1.23%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 2.27%)	339,783	339,783
Total Money Market Fund (Cost $339,783)		339,783
TOTAL INVESTMENTS–99.90% (Cost $29,585,604)	27,658,961
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	27,440
NET ASSETS APPLICABLE TO 2,954,744 SHARES OUTSTANDING–100.00%	$27,686,401
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND STANDARD CLASS ($27,613,563 / 2,946,965 Shares)	$9.370
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND SERVICE CLASS ($72,838 / 7,779 Shares)	$9.363
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$29,670,151
Distributable earnings/(accumulated loss)	(1,983,750)
TOTAL NET ASSETS	$27,686,401

LVIP Loomis Sayles Global Growth Fund–5

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets (continued)

† Non-income producing.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
★	Includes $4,495 expense reimbursement receivable from manager, $15 payable for fund shares redeemed, $27,190 other accrued expenses payable and $17,183 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVA–Dutch Certificate
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–6

LVIP Loomis Sayles Global Growth Fund
Statement of Operations
Period May 1, 2018* to December 31, 2018
INVESTMENT INCOME:
Dividends	$ 246,033
Interest	1,267
Foreign Taxes Withheld	(9,656)
237,644
EXPENSES:
Management fees	129,185
Professional fees	38,956
Custodian fees	7,302
Shareholder servicing fees	5,509
Accounting and administration expenses	4,621
Reports and statements to shareholders	2,669
Pricing fees	2,155
Trustees’ fees and expenses	547
Distribution fees-Service Class	115
Other	239
191,298
Less:
Expenses reimbursed	(44,900)
Total operating expenses	146,398
NET INVESTMENT INCOME	91,246
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(79,044)
Foreign currencies	(10,216)
Net realized loss	(89,260)
Net change in unrealized appreciation (depreciation) of:
Investments	(1,926,643)
Foreign currencies	(183)
Net change in unrealized appreciation (depreciation)	(1,926,826)
NET REALIZED AND UNREALIZED LOSS	(2,016,086)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,924,840)

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund
Statement of Changes in Net Assets
5/1/18* to
12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 91,246
Net realized loss	(89,260)
Net change in unrealized appreciation (depreciation)	(1,926,826)
Net decrease in net assets resulting from operations	(1,924,840)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:
Standard Class	(58,874)
Service Class	(36)
(58,910)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	31,592,620
Service Class	98,317
Reinvestment of dividends and distributions:
Standard Class	58,874
Service Class	36
31,749,847
Cost of shares redeemed:
Standard Class	(2,060,598)
Service Class	(19,098)
(2,079,696)
Increase in net assets derived from capital share transactions	29,670,151
NET INCREASE IN NET ASSETS	27,686,401
NET ASSETS:
Beginning of period	—
End of period	$27,686,401

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–7

LVIP Loomis Sayles Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	Standard Class	Service Class
	5/1/18 [1] to 12/31/18	5/1/18 [1] to 12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.033	0.009
Net realized and unrealized gain (loss)	(0.643)	(0.641)
Total from investment operations	(0.610)	(0.632)
Less dividends and distributions from:
Net investment income	(0.020)	(0.005)
Total dividends and distributions	(0.020)	(0.005)
Net asset value, end of period	$ 9.370	$ 9.363
Total return[3]	(6.11%)	(6.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 27,614	$ 73
Ratio of expenses to average net assets	0.77%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.36%
Ratio of net investment income to average net assets	0.48%	0.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.24%	(0.11%)
Portfolio turnover	12%	12%

1	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
2	The average shares outstanding method has been applied for per share information.
3	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–8

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Loomis Sayles Global Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on the Fund's federal income tax return through the period ended December 31, 2018, and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2018* through December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Loomis Sayles Global Growth Fund–9

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,527 for the period May 1, 2018* through December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
* Date of commencement of operations
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.68% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.77% of the average daily net assets for the Standard Class and 1.12% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
Loomis, Sayles & Company, L.P. (’’Loomis Sayles’’) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Loomis Sayles a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2018* through December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$948
Legal	182
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $83 for the period May 1, 2018* through December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP Loomis Sayles Global Growth Fund–10

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 4,495
Management fees payable to LIAC	16,380
Distribution fees payable to LFD	22
Printing and mailing fees payable to Lincoln Life	82
Shareholder servicing fees payable to Lincoln Life	699
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
* Date of commencement of operations
3. Investments
For the period May 1, 2018* through December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$31,339,041
Sales	2,008,649
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments	$29,629,926
Aggregate unrealized appreciation of investments	$ 1,045,800
Aggregate unrealized depreciation of investments	(3,016,765)
Net unrealized depreciation of investments	$ (1,970,965)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Loomis Sayles Global Growth Fund–11

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Argentina	$ 1,081,495	$ —	$—	$ 1,081,495
Brazil	543,861	—	—	543,861
China	3,196,357	857,719	—	4,054,076
Denmark	—	990,831	—	990,831
France	—	1,271,026	—	1,271,026
Hong Kong	—	255,057	—	255,057
Netherlands	—	1,195,040	—	1,195,040
Switzerland	—	2,460,713	—	2,460,713
United Kingdom	—	1,588,613	—	1,588,613
United States	13,878,466	—	—	13,878,466
Money Market Fund	339,783	—	—	339,783
Total Investments	$19,039,962	$8,618,999	$—	$27,658,961
There were no Level 3 investments at the beginning or end of the period.
* Date of commencement of operations
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the period May 1, 2018* through December 31, 2018 was as follows:
5/1/18* to
12/31/18
Ordinary income	$58,910

*	Date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 22,120
Capital loss carryforward	(34,722)
Net unrealized depreciation	(1,971,148)
Distributable earnings/(accumulated loss)	$(1,983,750)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$34,722	$34,722
LVIP Loomis Sayles Global Growth Fund–12

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
5/1/18 * to
12/31/18
Shares sold:
Standard Class	3,143,953
Service Class	9,570
Shares reinvested:
Standard Class	5,956
Service Class	4
3,159,483
Shares redeemed:
Standard Class	(202,944)
Service Class	(1,795)
(204,739)
Net increase	2,954,744

*	Date of commencement of operations.
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2018.
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual
LVIP Loomis Sayles Global Growth Fund–13

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 8. Market Risk (continued)
securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Loomis Sayles Global Growth Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Loomis Sayles Global Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Loomis Sayles Global Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, and the results of its operations, the changes in its net assets and its financial highlights for the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Loomis Sayles Global Growth Fund–15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Loomis Sayles Global Growth Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Loomis Sayles Global Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Loomis Sayles Global Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Loomis Sayles Global Growth Fund–19

LVIP MFS International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP MFS International Equity Managed Volatility Fund

LVIP MFS International Equity Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (8.22%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI EAFE®NR Index (net dividends)1, returned (13.79%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The LVIP MFS International Equity Managed Volatility Fund invests primarily in underlying funds that invest in non-US developed market stocks and has a higher quality growth orientation. Thus, the Fund will tend to deliver better returns versus the benchmark when growth outperforms value as was the case in 2018. The Fund outperformed its benchmark during the 2018 calendar year, mainly due to the Fund’s growth bias. Also, the Fund’s modest allocation to US stocks contributed to relative performance as US stocks posted stronger returns during the year versus other developed countries.
The risk management overlay component of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,143 for the Standard Class shares and to $10,987 for the Service Class shares. For comparison, look at how the MSCI EAFE®NR Index (net dividends) did over the same period. The same $10,000 investment would have increased to $11,399. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP MFS International Equity Managed Volatility Fund–1

LVIP MFS International Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 8.22%
Five Years	+ 1.66%
Inception (5/1/13)	+ 1.93%
Service Class Shares
One Year	- 8.45%
Five Years	+ 1.41%
Inception (5/1/13)	+ 1.67%
1. The MSCI EAFE®NR Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP MFS International Equity Managed Volatility Fund–2

LVIP MFS International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$916.30	0.20%	$0.97
Service Class Shares	1,000.00	915.20	0.45%	2.17
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund–3

LVIP MFS International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.39%
Investment Companies	94.39%
Equity Fund	9.09%
International Equity Funds	85.30%
Unaffiliated Investment	5.23%
Investment Company	5.23%
Money Market Fund	5.23%
Total Investments	99.62%
Receivables and Other Assets Net of Liabilities	0.38%
Total Net Assets	100.00%
LVIP MFS International Equity Managed Volatility Fund–4

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.39%
INVESTMENT COMPANIES–94.39%
Equity Fund–9.09%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS Value Fund	1,039,186	$ 38,239,961
		38,239,961
International Equity Funds–85.30%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	17,457,910	279,640,802
✠MFS® Variable Insurance Trust II–– MFS® VIT II Research International Portfolio	5,627,425	79,177,875
		358,818,677
Total Affiliated Investments (Cost $389,461,723)		397,058,638

	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENT–5.23%
INVESTMENT COMPANY–5.23%
Money Market Fund–5.23%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	21,985,456	$ 21,985,456
Total Unaffiliated Investment (Cost $21,985,456)		21,985,456
TOTAL INVESTMENTS–99.62% (Cost $411,447,179)	419,044,094
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.38%	1,605,475
NET ASSETS APPLICABLE TO 40,542,149 SHARES OUTSTANDING–100.00%	$420,649,569

✧✧ Standard Class shares.
✠ Initial Class.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(32)	British Pound	$ (2,558,000)	$ (2,539,795)	3/18/19	$ —	$ (18,205)
(29)	Euro	(4,176,906)	(4,145,452)	3/18/19	—	(31,454)
(26)	Japanese Yen	(2,980,575)	(2,883,997)	3/18/19	—	(96,578)
					—	(146,237)
Equity Contracts:
(24)	E-mini MSCI Emerging Markets Index	(1,160,160)	(1,161,304)	3/15/19	1,144	—
(12)	E-mini Russell 2000 Index	(809,400)	(833,631)	3/15/19	24,231	—
(19)	E-mini S&P 500 Index	(2,379,940)	(2,427,539)	3/15/19	47,599	—
(6)	E-mini S&P MidCap 400 Index	(997,320)	(1,041,586)	3/15/19	44,266	—
(128)	Euro STOXX 50 Index	(4,361,548)	(4,468,235)	3/15/19	106,687	—
(32)	FTSE 100 Index	(2,716,019)	(2,748,298)	3/15/19	32,279	—
(62)	Nikkei 225 Index (OSE)	(11,313,353)	(12,147,879)	3/7/19	834,526	—
					1,090,732	—
Total Futures Contracts					$1,090,732	$(146,237)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
LVIP MFS International Equity Managed Volatility Fund–5

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments (continued)
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–6

LVIP MFS International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investments, at value	$397,058,638
Unaffiliated investment, at value	21,985,456
Cash collateral held at broker for futures contracts	1,419,110
Receivable for fund shares sold	401,751
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	253,578
Dividends and interest receivable	39,121
Prepaid expenses	1,587
TOTAL ASSETS	421,159,241
LIABILITIES:
Due to manager and affiliates	401,261
Payable for securities purchased	60,698
Variation margin due to broker on futures contracts	24,236
Other accrued expenses payable	20,393
Payable for fund shares redeemed	3,084
TOTAL LIABILITIES	509,672
TOTAL NET ASSETS	$420,649,569
Affiliated investments, at cost	$389,461,723
Unaffiliated investment, at cost	21,985,456
Standard Class:
Net Assets	$ 11,072
Shares Outstanding	1,067
Net Asset Value Per Share	$ 10.377
Service Class:
Net Assets	$420,638,497
Shares Outstanding	40,541,082
Net Asset Value Per Share	$ 10.376
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$423,181,686
Distributable earnings/(accumulated loss)	(2,532,117)
TOTAL NET ASSETS	$420,649,569
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–7

LVIP MFS International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investments	$ 5,840,110
Dividends from unaffiliated investment	331,295
Interest from unaffiliated investment	(181)
6,171,224
EXPENSES:
Management fees	3,295,208
Distribution fees-Service Class	969,149
Shareholder servicing fees	112,425
Accounting and administration expenses	56,173
Professional fees	33,364
Reports and statements to shareholders	32,099
Trustees’ fees and expenses	12,363
Consulting fees	3,873
Custodian fees	1,059
Pricing fees	171
Other	1,182
4,517,066
Less:
Management fees waived	(2,519,865)
Expenses reimbursed	(252,709)
Total operating expenses	1,744,492
NET INVESTMENT INCOME	4,426,732
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(569,347)
Sale of unaffiliated investment	(149)
Distributions from affiliated investments	6,183,114
Foreign currencies	(97,244)
Futures contracts	3,811,927
Net realized gain	9,328,301
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(52,721,858)
Foreign currencies	10,977
Futures contracts	705,263
Net change in unrealized appreciation (depreciation)	(52,005,618)
NET REALIZED AND UNREALIZED LOSS	(42,677,317)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,250,585)
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,426,732	$ 2,459,395
Net realized gain	9,328,301	4,075,949
Net change in unrealized appreciation (depreciation)	(52,005,618)	56,482,694
Net increase (decrease) in net assets resulting from operations	(38,250,585)	63,018,038
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(229)	(149)
Service Class	(7,726,396)	(3,111,055)
	(7,726,625)	(3,111,204)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	171,022,745	72,819,818
Reinvestment of dividends and distributions:
Standard Class	229	149
Service Class	7,726,394	3,111,055
	178,749,368	75,931,022
Cost of shares redeemed:
Service Class	(27,150,898)	(35,562,587)
	(27,150,898)	(35,562,587)
Increase in net assets derived from capital share transactions	151,598,470	40,368,435
NET INCREASE IN NET ASSETS	105,621,260	100,275,269
NET ASSETS:
Beginning of year	315,028,309	214,753,040
End of year	$420,649,569	$315,028,309
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (149)
Service Class		(3,111,055)
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–8

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.545	$ 9.069	$ 9.313	$ 9.389	$ 10.195
Income (loss) from investment operations:
Net investment income[2]	0.160	0.127	0.129	0.116	0.111
Net realized and unrealized gain (loss)	(1.109)	2.493	(0.253)	(0.102)	(0.837)
Total from investment operations	(0.949)	2.620	(0.124)	0.014	(0.726)
Less dividends and distributions from:
Net investment income	(0.219)	(0.144)	(0.120)	(0.090)	(0.080)
Total dividends and distributions	(0.219)	(0.144)	(0.120)	(0.090)	(0.080)
Net asset value, end of period	$ 10.377	$ 11.545	$ 9.069	$ 9.313	$ 9.389
Total return[3]	(8.22%)	28.93%	(1.32%)	0.13%	(7.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 11	$ 12	$ 9	$ 9	$ 10
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.92%	0.92%	0.92%	0.94%	0.97%
Ratio of net investment income to average net assets	1.39%	1.21%	1.40%	1.19%	1.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	0.49%	0.68%	0.45%	0.33%
Portfolio turnover	3%	8%	35%	5%	10%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–9

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.546	$ 9.072	$ 9.315	$ 9.391	$ 10.195
Income (loss) from investment operations:
Net investment income[2]	0.131	0.101	0.106	0.091	0.084
Net realized and unrealized gain (loss)	(1.106)	2.491	(0.252)	(0.101)	(0.833)
Total from investment operations	(0.975)	2.592	(0.146)	(0.010)	(0.749)
Less dividends and distributions from:
Net investment income	(0.195)	(0.118)	(0.097)	(0.066)	(0.055)
Total dividends and distributions	(0.195)	(0.118)	(0.097)	(0.066)	(0.055)
Net asset value, end of period	$ 10.376	$ 11.546	$ 9.072	$ 9.315	$ 9.391
Total return[3]	(8.45%)	28.61%	(1.55%)	(0.13%)	(7.35%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$420,638	$315,016	$214,744	$181,906	$ 94,507
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.17%	1.17%	1.17%	1.19%	1.22%
Ratio of net investment income to average net assets	1.14%	0.96%	1.15%	0.94%	0.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.42%	0.24%	0.43%	0.20%	0.08%
Portfolio turnover	3%	8%	35%	5%	10%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–10

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of fund structure and invests substantially all of its assets in other mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP MFS International Equity Managed Volatility Fund–11

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.85% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of the Fund’s average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$21,422
Legal	4,278
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $23,486 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$253,578
Management fees payable to LIAC	303,462
Distribution fees payable to LFD	89,251
Printing and mailing fees payable to Lincoln Life	(1,805)
Shareholder servicing fees payable to Lincoln Life	10,353
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP MFS International Equity Managed Volatility Fund–12

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.39%@
Equity Fund-9.09%@
✧✧LVIP MFS Value Fund	$ 29,610,313	$ 17,795,562	$2,947,402	$(172,205)	$ (6,046,307)	$ 38,239,961	1,039,186	$ 739,748	$1,367,165
International Equity Funds-85.30%@
✧✧LVIP MFS International Growth Fund	209,661,680	107,149,475	5,512,624	(252,444)	(31,405,285)	279,640,802	17,457,910	3,908,694	2,799,635
✠MFS VIT Research International Portfolio	60,129,776	35,414,916	951,853	(144,698)	(15,270,266)	79,177,875	5,627,425	1,191,668	2,016,314
Total	$299,401,769	$160,359,953	$9,411,879	$(569,347)	$(52,721,858)	$397,058,638		$5,840,110	$6,183,114

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
✠ Initial Class.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$160,359,952
Sales	9,411,726
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$414,422,256
Aggregate unrealized appreciation of investments and derivatives	$ 7,294,679
Aggregate unrealized depreciation of investments and derivatives	(1,838,315)
Net unrealized appreciation of investments and derivatives	$ 5,456,364
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP MFS International Equity Managed Volatility Fund–13

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$397,058,638	$—	$—	$397,058,638
Unaffiliated Investment Company	21,985,456	—	—	21,985,456
Total Investments	$419,044,094	$—	$—	$419,044,094
Derivatives:
Assets:
Futures Contracts	$ 1,090,732	$—	$—	$ 1,090,732
Liabilities:
Futures Contracts	$ (146,237)	$—	$—	$ (146,237)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$7,726,625	$3,111,204
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 484,743
Capital loss carryforward	(8,484,183)
Net unrealized appreciation	5,467,323
Distributable earnings/(accumulated loss)	$(2,532,117)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$6,899,690	$1,584,493	$8,484,183
In 2018, the Fund utilized $6,130,387 of capital losses carryforwards.
LVIP MFS International Equity Managed Volatility Fund–14

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	—	—
Service Class	14,875,914	6,782,684
Shares reinvested:
Standard Class	22	13
Service Class	750,280	272,547
	15,626,216	7,055,244
Shares redeemed:
Standard Class	—	—
Service Class	(2,368,013)	(3,442,813)
	(2,368,013)	(3,442,813)
Net increase	13,258,203	3,612,431
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$1,090,732	Variation margin due to broker on futures contracts	$ —
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(146,237)
Total		$1,090,732		$(146,237)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP MFS International Equity Managed Volatility Fund–15

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,978,639	$1,022,632
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(166,712)	(317,369)
Total		$3,811,927	$ 705,263
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$16,128,573	$17,000,985
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP MFS International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP MFS International Equity Managed Volatility Fund–17

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP MFS International Equity Managed Volatility Fund–18

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP MFS International Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Growth funds category and the MSCI EAFE Net Return Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Growth funds category and a benchmark index. The Board considered that the Fund had been restructured in February 2016 to add two additional underlying funds for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP MFS International Equity Managed Volatility Fund–19

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP MFS International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP MFS International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP MFS International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP MFS International Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Equity Managed Volatility Fund–24

LVIP MFS International Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP MFS International Growth Fund

LVIP MFS International Growth Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: MFS Investment Management
The Fund returned (8.24%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI EAFE® NR Index1, returned (13.79%).
During the reporting period, the U.S. Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the U.S., Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the U.S. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the Eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.
Bond yields rose in the U.S. during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the U.S. Tighter financial conditions from rising U.S. rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.
Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after U.S. markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in U.S. earnings per share. Strong earnings growth, combined with the market decline, brought U.S. equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period with Europe and China showing signs of a slowdown and some emerging markets coming under stress.
Stock selection in the information technology sector contributed to performance relative to the MSCI EAFE Index. Within this sector, an overweight position in data recording products provider NICE (Israel) and software solutions and consulting services firm Dassault Systemes3 (France), and holdings of management consulting firm Accenture2 (United States), boosted relative returns.
Security selection in the consumer discretionary sector also supported relative results led by an overweight position in apparel and accessories retailer Kering (France).
Stock selection, and to a lesser extent, an underweight position in the financials sector bolstered relative performance. However, there were no individual stocks within this sector that were among the portfolio's largest relative contributors during the period.
A combination of stock selection, and to a lesser extent, an overweight position in the consumer staples sector further aided relative results. Within this sector, overweight positions in cosmetics and beauty products company L'Oreal (France) and wine and alcoholic beverage producer Pernod Ricard (France), and the portfolio's avoidance of tobacco distributor British American Tobacco (United Kingdom), supported relative performance.
Security selection in the materials sector also helped relative results led by an overweight position in industrial gas supplier Linde (Germany).
Stocks in other sectors that boosted relative performance included overweight positions in medical products and equipment manufacturer Terumo (Japan) and pharmaceutical and diagnostic company Roche Holding (Switzerland).
Stock selection in the communication services sector was a main detractor from relative performance. Within this sector, holdings of internet search provider Baidu.Com2 (China) and an overweight position in advertising and marketing firms WPP Group (United Kingdom) held back relative returns.
A combination of an underweight position and stock selection in the energy sector dampened relative results. However, there were no individual stocks within this sector that were among the portfolio's largest relative detractors during the period.
Security selection in the health care sector also hindered relative performance. Within this sector, overweight positions in pharmaceutical company Bayer (Germany) and kidney dialysis products maker Fresenius Medical Care (Germany) detracted from relative returns.
Stocks in other sectors that held back relative performance included overweight positions in mechanical engineering firm GEA Group (Germany), household fixture manufacturer Toto (Japan), investment management and banking firm UBS (Switzerland), drug store operator Sundrug (Japan), wealth management firm Julius Baer (Switzerland) and cable manufacturing company Prysmian (Italy).
Portfolio Managers:
MFS Investment Management:	David A. Antonelli
Matthew Barrett
Kevin M. Dwan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund
2018 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,224. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $18,452. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 8.24%
Five Years	+ 3.42%
Ten Years	+ 8.31%
Service Class Shares
One Year	- 8.46%
Five Years	+ 3.16%
Ten Years	+ 8.04%
1. The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. Security is not a benchmark constituent.
3. Security was not held in the portfolio at period end.
LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$904.40	0.81%	$3.89
Service Class Shares	1,000.00	903.30	1.06%	5.08
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.10	0.81%	$4.13
Service Class Shares	1,000.00	1,019.90	1.06%	5.40

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Security Type/Country	Percentage of Net Assets
Common Stock	98.38%
Australia	2.29%
Brazil	0.26%
Canada	4.17%
China	2.94%
Czech Republic	0.15%
Denmark	0.95%
France	18.60%
Germany	10.65%
Hong Kong	3.90%
India	2.60%
Ireland	0.58%
Israel	1.96%
Italy	0.72%
Japan	9.78%
Mexico	0.84%
Netherlands	1.82%
Peru	0.42%
Republic of Korea	0.46%
Singapore	1.69%
Spain	1.05%
Switzerland	14.25%
Taiwan	2.13%
United Kingdom	14.02%
United States	2.15%
Money Market Fund	1.26%
Total Investments	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.52%
Banks	4.26%
Beverages	5.60%
Building Products	0.77%
Capital Markets	2.29%
Chemicals	8.38%
Commercial Services & Supplies	2.02%
Consumer Finance	1.00%
Diversified Financial Services	0.32%
Electrical Equipment	3.06%
Electronic Equipment, Instruments & Components	1.27%
Food & Staples Retailing	0.88%
Food Products	7.16%
Gas Utilities	0.26%
Sector	Percentage of Net Assets
Health Care Equipment & Supplies	1.27%
Health Care Providers & Services	1.18%
Hotels, Restaurants & Leisure	2.06%
Household Products	2.27%
Insurance	3.90%
Interactive Media & Services	1.61%
Internet & Direct Marketing Retail	0.55%
IT Services	4.36%
Leisure Products	0.73%
Life Sciences Tools & Services	1.68%
Machinery	0.86%
Media	1.50%
Metals & Mining	0.14%
Oil, Gas & Consumable Fuels	1.80%
Personal Products	3.95%
Pharmaceuticals	9.44%
Professional Services	2.22%
Road & Rail	2.32%
Semiconductors & Semiconductor Equipment	2.91%
Software	5.21%
Textiles, Apparel & Luxury Goods	6.62%
Tobacco	1.73%
Trading Companies & Distributors	0.76%
Transportation Infrastructure	0.14%
Wireless Telecommunication Services	0.38%
Total	98.38%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle	4.65%
Roche Holding	4.24%
SAP	4.03%
AIA Group	3.90%
L'Oreal	2.77%
Pernod Ricard	2.62%
LVMH Moet Hennessy Louis Vuitton	2.61%
Danone	2.51%
Novartis	2.41%
Canadian National Railway	2.32%
Total	32.06%

IT–Information Technology
LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.38%
Australia–2.29%
Brambles	2,130,421	$ 15,242,413
Caltex Australia	327,225	5,870,856
Oil Search	2,448,642	12,333,828
		33,447,097
Brazil–0.26%
Ambev ADR	972,792	3,813,345
		3,813,345
Canada–4.17%
Canadian National Railway	456,715	33,847,149
Element Fleet Management	927,061	4,692,346
Ritchie Bros Auctioneers	436,021	14,263,623
Suncor Energy	288,217	8,049,893
		60,853,011
China–2.94%
†51job ADR	40,608	2,535,563
†Alibaba Group Holding ADR	39,967	5,478,277
†Baidu ADR	105,645	16,755,297
China Resources Beer Holdings	1,930,000	6,747,639
China Resources Gas Group	952,000	3,772,361
Yum China Holdings	226,792	7,604,336
		42,893,473
Czech Republic–0.15%
Komercni banka	57,354	2,165,604
		2,165,604
Denmark–0.95%
Novo Nordisk Class B	302,362	13,886,600
		13,886,600
France–18.60%
Air Liquide	205,688	25,541,418
Danone	518,934	36,575,819
EssilorLuxottica	233,044	29,540,160
Kering	39,344	18,431,411
Legrand	125,258	7,081,142
L'Oreal	176,672	40,426,838
LVMH Moet Hennessy Louis Vuitton	130,215	38,123,791
Pernod Ricard	233,148	38,264,347
Publicis Groupe	180,549	10,301,515
Schneider Electric	398,660	27,041,589
		271,328,030
Germany–10.65%
Bayer	385,946	26,842,064
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Germany (continued)
Brenntag	251,974	$ 10,998,456
Fresenius Medical Care & Co.	265,462	17,207,569
GEA Group	488,782	12,584,010
†QIAGEN	473,622	16,184,016
SAP	592,202	58,775,827
Symrise	171,871	12,734,450
		155,326,392
Hong Kong–3.90%
AIA Group	6,847,000	56,876,727
		56,876,727
India–2.60%
Adani Ports & Special Economic Zone	360,082	1,998,291
HDFC Bank ADR	183,305	18,988,565
Infosys	884,451	8,419,974
ITC	2,118,840	8,543,313
		37,950,143
Ireland–0.58%
Paddy Power Betfair (London Stock Exchange)	104,095	8,502,117
		8,502,117
Israel–1.96%
†Mellanox Technologies	122,429	11,309,991
†Nice ADR	159,517	17,261,335
		28,571,326
Italy–0.72%
Prysmian	539,602	10,499,038
		10,499,038
Japan–9.78%
AEON Financial Service	826,300	14,659,250
Bandai Namco Holdings	238,000	10,686,013
Hitachi	700,600	18,573,074
Japan Tobacco	707,400	16,808,589
Kao	231,600	17,142,478
Obic	217,300	16,773,055
SoftBank Group	83,700	5,482,277
Sundrug	429,400	12,787,166
Terumo	329,600	18,591,120
TOTO	324,100	11,210,672
		142,713,694
Mexico–0.84%
Grupo Financiero Banorte Class O	1,546,521	7,549,341
Grupo Financiero Inbursa Class O	1,844,507	2,662,799
LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mexico (continued)
Grupo Mexico B	1,014,081	$ 2,093,517
		12,305,657
Netherlands–1.82%
Akzo Nobel	329,788	26,559,139
		26,559,139
Peru–0.42%
Credicorp	27,265	6,043,833
		6,043,833
Republic of Korea–0.46%
NAVER	61,160	6,702,883
		6,702,883
Singapore–1.69%
DBS Group Holdings	1,416,500	24,632,715
		24,632,715
Spain–1.05%
Amadeus IT Group	219,390	15,264,618
		15,264,618
Switzerland–14.25%
†Julius Baer Group	260,075	9,268,164
Nestle	835,556	67,816,019
Novartis	411,439	35,237,360
Roche Holding	249,344	61,901,852
Sika	75,277	9,561,951
†UBS Group (New York Shares)	1,937,293	24,164,319
		207,949,665
Taiwan–2.13%
MediaTek	506,000	3,765,905
Taiwan Semiconductor Manufacturing ADR	738,363	27,252,978
		31,018,883
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United Kingdom–14.02%
Burberry Group	479,289	$ 10,524,707
Compass Group	667,395	14,045,207
Croda International	246,087	14,696,540
Diageo	924,831	33,048,277
Experian	867,576	21,031,701
Intertek Group	145,214	8,887,505
†Just Eat	322,515	2,411,858
Linde	208,996	33,176,781
Reckitt Benckiser Group	431,813	33,066,646
†Rolls-Royce Holdings	2,100,112	22,124,678
WPP	1,064,120	11,580,806
		204,594,706
United States–2.15%
Accenture Class A	142,913	20,152,162
†Luxoft Holding	94,671	2,879,892
†Mettler-Toledo International	14,691	8,308,936
		31,340,990
Total Common Stock (Cost $1,278,790,591)		1,435,239,686

MONEY MARKET FUND–1.26%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 2.27%)	18,406,477	18,406,477
Total Money Market Fund (Cost $18,406,477)		18,406,477

TOTAL INVESTMENTS–99.64% (Cost $1,297,197,068)	1,453,646,163
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	5,318,007
NET ASSETS APPLICABLE TO 91,064,532 SHARES OUTSTANDING–100.00%	$1,458,964,170
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($1,261,880,199 / 78,776,658 Shares)	$16.018
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($197,083,971 / 12,287,874 Shares)	$16.039
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,252,134,458
Distributable earnings/(accumulated loss)	206,829,712
TOTAL NET ASSETS	$1,458,964,170

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund
Statement of Net Assets (continued)

† Non-income producing.
★	Includes $159,066 payable for securities purchased, $165,943 payable for fund shares redeemed, $618 foreign currencies due to custodian, $167,175 other accrued expenses payable and $ 961,837 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 33,871,819
Non-cash dividends	2,562,586
Interest	46,402
Foreign Taxes Withheld	(3,973,118)
32,507,689
EXPENSES:
Management fees	12,741,067
Distribution fees-Service Class	511,538
Shareholder servicing fees	451,895
Accounting and administration expenses	381,726
Custodian fees	185,470
Professional fees	100,859
Reports and statements to shareholders	71,243
Trustees’ fees and expenses	50,863
Pricing fees	13,224
Consulting fees	2,679
Other	11,336
14,521,900
Less:
Management fees waived	(1,598,258)
Total operating expenses	12,923,642
NET INVESTMENT INCOME	19,584,047
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	85,095,096
Foreign currencies	(358,852)
Foreign currency exchange contracts	(46,567)
Net realized gain	84,689,677
Net change in unrealized appreciation (depreciation) of:
Investments	(230,585,414)
Foreign currencies	(147,462)
Foreign currency exchange contracts	(329)
Net change in unrealized appreciation (depreciation)	(230,733,205)
NET REALIZED AND UNREALIZED LOSS	(146,043,528)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(126,459,481)
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 19,584,047	$ 13,949,475
Net realized gain	84,689,677	27,742,315
Net change in unrealized appreciation (depreciation)	(230,733,205)	299,003,448
Net increase (decrease) in net assets resulting from operations	(126,459,481)	340,695,238
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(30,575,049)	(14,526,306)
Service Class	(4,257,858)	(1,636,780)
	(34,832,907)	(16,163,086)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	191,411,802	385,310,211
Service Class	47,541,940	28,462,868
Reinvestment of dividends and distributions:
Standard Class	30,575,049	14,526,306
Service Class	4,257,858	1,636,780
	273,786,649	429,936,165
Cost of shares redeemed:
Standard Class	(209,045,252)	(148,712,245)
Service Class	(30,327,568)	(37,028,508)
	(239,372,820)	(185,740,753)
Increase in net assets derived from capital share transactions	34,413,829	244,195,412
NET INCREASE (DECREASE) IN NET ASSETS	(126,878,559)	568,727,564
NET ASSETS:
Beginning of year	1,585,842,729	1,017,115,165
End of year	$1,458,964,170	$1,585,842,729
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (14,526,306)
Service Class		(1,636,780)
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 17.878	$ 13.705	$ 13.700	$ 13.694	$ 14.580
Income (loss) from investment operations:
Net investment income[1]	0.226	0.178	0.207	0.162	0.233
Net realized and unrealized gain (loss)	(1.687)	4.184	0.018	0.013	(0.968)
Total from investment operations	(1.461)	4.362	0.225	0.175	(0.735)
Less dividends and distributions from:
Net investment income	(0.233)	(0.189)	(0.220)	(0.169)	(0.151)
Net realized gain	(0.166)	—	—	—	—
Total dividends and distributions	(0.399)	(0.189)	(0.220)	(0.169)	(0.151)
Net asset value, end of period	$ 16.018	$ 17.878	$ 13.705	$ 13.700	$ 13.694
Total return[2]	(8.24%)	31.86%	1.66%	1.29%	(5.05%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,261,880	$1,387,961	$859,431	$1,140,787	$793,036
Ratio of expenses to average net assets	0.80%	0.79%	0.78%	0.78%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.90%	0.89%	0.88%	0.88%	0.89%
Ratio of net investment income to average net assets	1.29%	1.10%	1.49%	1.14%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	1.00%	1.39%	1.04%	1.52%
Portfolio turnover	26%	18%	20%	27%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 17.899	$ 13.724	$ 13.719	$ 13.711	$ 14.597
Income (loss) from investment operations:
Net investment income[1]	0.163	0.137	0.173	0.127	0.197
Net realized and unrealized gain (loss)	(1.667)	4.187	0.018	0.015	(0.968)
Total from investment operations	(1.504)	4.324	0.191	0.142	(0.771)
Less dividends and distributions from:
Net investment income	(0.190)	(0.149)	(0.186)	(0.134)	(0.115)
Net realized gain	(0.166)	—	—	—	—
Total dividends and distributions	(0.356)	(0.149)	(0.186)	(0.134)	(0.115)
Net asset value, end of period	$ 16.039	$ 17.899	$ 13.724	$ 13.719	$ 13.711
Total return[2]	(8.46%)	31.53%	1.41%	1.05%	(5.29%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$197,084	$197,882	$157,684	$157,559	$157,869
Ratio of expenses to average net assets	1.05%	1.04%	1.03%	1.03%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.15%	1.14%	1.13%	1.13%	1.14%
Ratio of net investment income to average net assets	1.04%	0.85%	1.24%	0.89%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.75%	1.14%	0.79%	1.27%
Portfolio turnover	26%	18%	20%	27%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets; 0.95% of the next $50 million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $400 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $400 million.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$88,746
Legal	17,627
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $53,031 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$882,964
Distribution fees payable to LFD	42,067
Printing and mailing fees payable to Lincoln Life	1,053
Shareholder servicing fees payable to Lincoln Life	35,753
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $4,697,745 and securities sales of $5,168,887, which resulted in net realized gains of $62,250.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$410,496,039
Sales	393,241,412
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments	$1,316,275,169
Aggregate unrealized appreciation of investments	$ 223,494,301
Aggregate unrealized depreciation of investments	(86,123,307)
Net unrealized appreciation of investments	$ 137,370,994
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ —	$ 33,447,097	$—	$ 33,447,097
Brazil	3,813,345	—	—	3,813,345
Canada	60,853,011	—	—	60,853,011
China	32,373,473	10,520,000	—	42,893,473
Czech Republic	—	2,165,604	—	2,165,604
Denmark	—	13,886,600	—	13,886,600
France	—	271,328,030	—	271,328,030
Germany	—	155,326,392	—	155,326,392
Hong Kong	—	56,876,727	—	56,876,727
India	27,408,539	10,541,604	—	37,950,143
Ireland	—	8,502,117	—	8,502,117
Israel	28,571,326	—	—	28,571,326
Italy	—	10,499,038	—	10,499,038
Japan	—	142,713,694	—	142,713,694
Mexico	12,305,657	—	—	12,305,657
Netherlands	—	26,559,139	—	26,559,139
Peru	6,043,833	—	—	6,043,833
Republic of Korea	—	6,702,883	—	6,702,883
Singapore	—	24,632,715	—	24,632,715
Spain	—	15,264,618	—	15,264,618
Switzerland	—	207,949,665	—	207,949,665
Taiwan	27,252,978	3,765,905	—	31,018,883
United Kingdom	33,176,781	171,417,925	—	204,594,706
United States	31,340,990	—	—	31,340,990
Money Market Fund	18,406,477	—	—	18,406,477
Total Investments	$281,546,410	$1,172,099,753	$—	$1,453,646,163
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, tax treatment of passive foreign investment companies (“PFIC”) and former tax treatment of PFIC.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$33,407,160	$16,163,086
Long-term capital gains	1,425,747	—
Total	$34,832,907	$16,163,086
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 69,470,811
Net unrealized appreciation	137,358,901
Distributable earnings/(accumulated loss)	$206,829,712
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	10,833,550	23,465,060
Service Class	2,667,899	1,773,357
Shares reinvested:
Standard Class	1,854,463	828,916
Service Class	257,796	93,351
	15,613,708	26,160,684
Shares redeemed:
Standard Class	(11,545,683)	(9,367,769)
Service Class	(1,693,211)	(2,300,591)
	(13,238,894)	(11,668,360)
Net increase	2,374,814	14,492,324
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2018.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(46,567)	$(329)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$756,576	$722,492
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Growth Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS International Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving
LVIP MFS International Growth Fund–18

LVIP MFS International Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS International Growth Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one and three year periods and below the return of the Morningstar peer group median and above the benchmark index for the five and ten year periods. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund, noting that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates and research obtained through trading client assets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP MFS International Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP MFS International Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Growth Fund–23

LVIP MFS Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP MFS Value Fund

LVIP MFS Value Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
The Fund returned (9.99%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 1000® Value Index1, returned (8.27%).
During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.
Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.
Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period with Europe and China showing signs of a slowdown and some emerging markets coming under stress.
Stock selection in the consumer staples sector detracted from performance relative to the Russell 1000® Value Index. Within this sector, overweight positions in tobacco company Philip Morris International and global food company General Mills held back relative returns.
An overweight position and stock selection in the financials sector further hurt relative results. Within this sector, overweight positions in financial services firms Goldman Sachs Group and Wells Fargo, and not owning shares of insurance and investment firm Berkshire Hathaway, hindered relative performance.
An underweight position in the utilities sector also weakened relative returns. However, there were no individual stocks within this sector that were among the portfolio's largest relative detractors during the period.
Stock selection in the information technology sector further hampered relative performance. Within this sector, not owning shares of network equipment company Cisco Systems and semiconductor company Intel weighed on relative results.
Stocks in other sectors that held back relative performance included an overweight position in oil field services company Schlumberger, an underweight position in telecommunications services provider Verizon Communications and holdings of global security company Northrop Grumman(b).
A combination of stock selection and an overweight position in the health care sector boosted relative performance. Within this sector, overweight positions in medical device maker Medtronic, life sciences supply company Thermo Fisher Scientific, pharmaceutical giant Pfizer and healthcare equipment manufacturer Danaher aided relative returns.
Stock selection in the materials sector also helped relative returns. However, there were no individual stocks within this sector that were among the portfolio's largest relative contributors during the period.
Elsewhere, not owning shares of diversified industrial conglomerate General Electric, and the portfolio's holdings of risk management and human capital consulting services provider Aon(b) and financial technology services provider Fiserv(b), bolstered relative performance. Additionally, not owning shares in telecommunication services provider AT&T, and overweight positions in power & natural gas distributor Duke Energy and global provider of banking and payment technologies Fidelity National Information Services, also supported relative results.
(b) Security is not a benchmark constituent.
Portfolio Managers:
Massachusetts Financial Service Company:	Nevin P. Chitkara
Steve R. Gorham
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund
2018 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,307. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $28,853. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 9.99%
Five Years	+ 5.83%
Ten Years	+ 10.97%
Service Class Shares
One Year	- 10.22%
Five Years	+ 5.56%
Ten Years	+ 10.69%
1 The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
LVIP MFS Value Fund–2

LVIP MFS Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$934.70	0.68%	$3.32
Service Class Shares	1,000.00	933.50	0.93%	4.53
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.13%
Aerospace & Defense	3.32%
Air Freight & Logistics	0.55%
Auto Components	0.94%
Automobiles	0.12%
Banks	13.02%
Beverages	1.88%
Building Products	1.60%
Capital Markets	6.93%
Chemicals	3.20%
Consumer Finance	0.96%
Containers & Packaging	0.20%
Diversified Telecommunication Services	0.68%
Electric Utilities	3.53%
Electrical Equipment	0.96%
Energy Equipment & Services	1.13%
Equity Real Estate Investment Trusts	0.40%
Food Products	3.87%
Health Care Equipment & Supplies	5.79%
Health Care Providers & Services	2.26%
Household Products	1.36%
Industrial Conglomerates	3.05%
Insurance	7.41%
IT Services	6.30%
Life Sciences Tools & Services	1.25%
Machinery	3.19%
Media	4.66%
Oil, Gas & Consumable Fuels	3.07%
Pharmaceuticals	8.34%
Professional Services	0.70%
Road & Rail	1.75%
Semiconductors & Semiconductor Equipment	2.20%
Textiles, Apparel & Luxury Goods	0.30%
Tobacco	3.00%
Trading Companies & Distributors	0.21%
Money Market Fund	1.65%
Total Investments	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
JPMorgan Chase & Co.	4.60%
Johnson & Johnson	3.79%
Wells Fargo & Co.	3.03%
Accenture Class A	2.87%
Medtronic	2.87%
Pfizer	2.76%
Comcast Class A	2.55%
Philip Morris International	2.33%
US Bancorp	2.14%
Aon	2.08%
Total	29.02%

IT–Information Technology

LVIP MFS Value Fund–4

LVIP MFS Value Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.13%
Aerospace & Defense–3.32%
Lockheed Martin	30,029	$ 7,862,794
Northrop Grumman	92,900	22,751,210
United Technologies	135,665	14,445,609
		45,059,613
Air Freight & Logistics–0.55%
United Parcel Service Class B	77,162	7,525,610
		7,525,610
Auto Components–0.94%
Aptiv	161,937	9,970,461
Lear	22,358	2,746,904
		12,717,365
Automobiles–0.12%
Harley-Davidson	48,333	1,649,122
		1,649,122
Banks–13.02%
Citigroup	488,043	25,407,519
JPMorgan Chase & Co.	638,208	62,301,865
PNC Financial Services Group	159,641	18,663,629
US Bancorp	634,225	28,984,082
Wells Fargo & Co.	892,788	41,139,671
		176,496,766
Beverages–1.88%
Diageo	503,362	17,987,337
PepsiCo	67,559	7,463,918
		25,451,255
Building Products–1.60%
Johnson Controls International	731,787	21,697,485
		21,697,485
Capital Markets–6.93%
Bank of New York Mellon	339,660	15,987,796
BlackRock	33,170	13,029,839
Goldman Sachs Group	137,160	22,912,578
Moody's	63,297	8,864,112
Nasdaq	189,863	15,487,125
State Street	178,712	11,271,366
T. Rowe Price Group	70,121	6,473,571
		94,026,387
Chemicals–3.20%
DowDuPont	85,573	4,576,444
PPG Industries	254,160	25,982,777
Sherwin-Williams	32,788	12,900,766
		43,459,987
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance–0.96%
American Express	137,055	$ 13,064,083
		13,064,083
Containers & Packaging–0.20%
†Crown Holdings	65,632	2,728,322
		2,728,322
Diversified Telecommunication Services–0.68%
Verizon Communications	163,855	9,211,928
		9,211,928
Electric Utilities–3.53%
Duke Energy	305,104	26,330,475
Southern	343,915	15,104,747
Xcel Energy	130,439	6,426,729
		47,861,951
Electrical Equipment–0.96%
Eaton	188,764	12,960,536
		12,960,536
Energy Equipment & Services–1.13%
Schlumberger	425,613	15,356,117
		15,356,117
Equity Real Estate Investment Trusts–0.40%
Public Storage	27,134	5,492,193
		5,492,193
Food Products–3.87%
Archer-Daniels-Midland	169,777	6,955,764
Danone	91,256	6,431,960
General Mills	312,956	12,186,507
JM Smucker	54,783	5,121,663
Nestle	267,861	21,740,334
		52,436,228
Health Care Equipment & Supplies–5.79%
Abbott Laboratories	256,007	18,516,986
Danaher	203,809	21,016,784
Medtronic	427,882	38,920,147
		78,453,917
Health Care Providers & Services–2.26%
Cigna	112,825	21,427,780
McKesson	82,996	9,168,568
		30,596,348
Household Products–1.36%
Colgate-Palmolive	46,333	2,757,740
Kimberly-Clark	42,103	4,797,216
Procter & Gamble	42,735	3,928,201
Reckitt Benckiser Group	90,377	6,920,737
		18,403,894
LVIP MFS Value Fund–5

LVIP MFS Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates–3.05%
3M	82,169	$ 15,656,481
Honeywell International	194,354	25,678,051
		41,334,532
Insurance–7.41%
Aon	193,993	28,198,822
Chubb	214,514	27,710,919
MetLife	340,318	13,973,457
Prudential Financial	45,379	3,700,657
Travelers	224,026	26,827,114
		100,410,969
IT Services–6.30%
Accenture Class A	276,129	38,936,950
Amdocs	55,833	3,270,697
Cognizant Technology Solutions Class A	107,086	6,797,819
DXC Technology	94,289	5,013,346
Fidelity National Information Services	164,697	16,889,678
†Fiserv	197,265	14,497,005
		85,405,495
Life Sciences Tools & Services–1.25%
Thermo Fisher Scientific	75,992	17,006,250
		17,006,250
Machinery–3.19%
Illinois Tool Works	148,125	18,765,956
Ingersoll-Rand	134,838	12,301,271
Stanley Black & Decker	101,765	12,185,341
		43,252,568
Media–4.66%
Comcast Class A	1,016,781	34,621,393
Interpublic Group	503,628	10,389,845
Omnicom Group	247,691	18,140,889
		63,152,127
Oil, Gas & Consumable Fuels–3.07%
Chevron	101,861	11,081,458
EOG Resources	136,752	11,926,142
Exxon Mobil	145,366	9,912,508
Occidental Petroleum	140,942	8,651,020
		41,571,128
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals–8.34%
Johnson & Johnson	398,178	$ 51,384,871
Merck & Co.	214,059	16,356,248
Novartis	41,049	3,515,608
Pfizer	856,335	37,379,023
Roche Holding	17,740	4,404,112
		113,039,862
Professional Services–0.70%
Equifax	101,748	9,475,791
		9,475,791
Road & Rail–1.75%
Canadian National Railway	104,615	7,753,018
Union Pacific	115,370	15,947,595
		23,700,613
Semiconductors & Semiconductor Equipment–2.20%
Analog Devices	90,154	7,737,918
Texas Instruments	233,956	22,108,842
		29,846,760
Textiles, Apparel & Luxury Goods–0.30%
Hanesbrands	329,339	4,126,618
		4,126,618
Tobacco–3.00%
Altria Group	185,168	9,145,448
Philip Morris International	472,691	31,556,851
		40,702,299
Trading Companies & Distributors–0.21%
†HD Supply Holdings	74,467	2,794,002
		2,794,002
Total Common Stock (Cost $939,188,356)		1,330,468,121

MONEY MARKET FUND–1.65%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	22,417,553	22,417,553
Total Money Market Fund (Cost $22,417,553)		22,417,553

TOTAL INVESTMENTS–99.78% (Cost $961,605,909)	1,352,885,674
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	2,983,877
NET ASSETS APPLICABLE TO 36,859,094 SHARES OUTSTANDING–100.00%	$1,355,869,551
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND STANDARD CLASS ($492,641,793 / 13,387,660 Shares)	$36.798
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND SERVICE CLASS ($863,227,758 / 23,471,434 Shares)	$36.778
LVIP MFS Value Fund–6

LVIP MFS Value Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$ 967,933,684
Distributable earnings/(accumulated loss)	387,935,867
TOTAL NET ASSETS	$1,355,869,551

† Non-income producing.
★	Includes $ 644,347 payable for fund shares redeemed, $89,766 other accrued expenses payable and $943,334 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–7

LVIP MFS Value Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 35,572,556
Interest	73,507
Foreign Taxes Withheld	(217,777)
35,428,286
EXPENSES:
Management fees	8,964,597
Distribution fees-Service Class	2,430,290
Shareholder servicing fees	429,060
Accounting and administration expenses	361,848
Reports and statements to shareholders	122,939
Professional fees	50,142
Trustees’ fees and expenses	47,713
Custodian fees	21,514
Consulting fees	2,608
Pricing fees	1,703
Other	17,820
Total operating expenses	12,450,234
NET INVESTMENT INCOME	22,978,052
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	16,692,032
Foreign currencies	(8,938)
Foreign currency exchange contracts	(1,679)
Net realized gain	16,681,415
Net change in unrealized appreciation (depreciation) of:
Investments	(189,796,581)
Foreign currencies	(5,964)
Net change in unrealized appreciation (depreciation)	(189,802,545)
NET REALIZED AND UNREALIZED LOSS	(173,121,130)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(150,143,078)
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 22,978,052	$ 18,710,059
Net realized gain	16,681,415	55,018,805
Net change in unrealized appreciation (depreciation)	(189,802,545)	145,095,152
Net increase (decrease) in net assets resulting from operations	(150,143,078)	218,824,016
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(27,324,975)	(15,449,426)
Service Class	(47,660,561)	(31,405,422)
	(74,985,536)	(46,854,848)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	131,138,333	101,604,454
Service Class	85,266,785	80,005,429
Reinvestment of dividends and distributions:
Standard Class	27,324,975	15,449,426
Service Class	47,660,561	31,405,422
	291,390,654	228,464,731
Cost of shares redeemed:
Standard Class	(57,296,235)	(52,266,994)
Service Class	(129,303,683)	(125,319,205)
	(186,599,918)	(177,586,199)
Increase in net assets derived from capital share transactions	104,790,736	50,878,532
NET INCREASE (DECREASE) IN NET ASSETS	(120,337,878)	222,847,700
NET ASSETS:
Beginning of year	1,476,207,429	1,253,359,729
End of year	$1,355,869,551	$1,476,207,429
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (7,772,369)
Service Class		(14,459,457)
Net realized gain:
Standard Class		(7,677,057)
Service Class		(16,945,965)
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–8

LVIP MFS Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 43.085	$ 37.927	$ 35.359	$ 37.268	$ 34.526
Income (loss) from investment operations:
Net investment income[1]	0.722	0.635	0.728	0.757	0.815
Net realized and unrealized gain (loss)	(4.818)	5.993	4.166	(0.990)	2.815
Total from investment operations	(4.096)	6.628	4.894	(0.233)	3.630
Less dividends and distributions from:
Net investment income	(0.733)	(0.729)	(0.726)	(0.765)	(0.888)
Net realized gain	(1.458)	(0.741)	(1.600)	(0.911)	—
Total dividends and distributions	(2.191)	(1.470)	(2.326)	(1.676)	(0.888)
Net asset value, end of period	$ 36.798	$ 43.085	$ 37.927	$ 35.359	$ 37.268
Total return[2]	(9.99%)	17.63%	14.06%	(0.54%)	10.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$492,642	$471,467	$354,924	$206,615	$161,935
Ratio of expenses to average net assets	0.68%	0.67%	0.66%	0.66%	0.66%
Ratio of net investment income to average net assets	1.71%	1.55%	1.97%	2.04%	2.28%
Portfolio turnover	11%	13%	15%	15%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–9

LVIP MFS Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 43.059	$ 37.912	$ 35.352	$ 37.262	$ 34.526
Income (loss) from investment operations:
Net investment income[1]	0.617	0.531	0.632	0.664	0.724
Net realized and unrealized gain (loss)	(4.813)	5.984	4.162	(0.991)	2.811
Total from investment operations	(4.196)	6.515	4.794	(0.327)	3.535
Less dividends and distributions from:
Net investment income	(0.627)	(0.627)	(0.634)	(0.672)	(0.799)
Net realized gain	(1.458)	(0.741)	(1.600)	(0.911)	—
Total dividends and distributions	(2.085)	(1.368)	(2.234)	(1.583)	(0.799)
Net asset value, end of period	$ 36.778	$ 43.059	$ 37.912	$ 35.352	$ 37.262
Total return[2]	(10.22%)	17.33%	13.78%	(0.79%)	10.23%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 863,228	$1,004,740	$898,436	$842,931	$899,694
Ratio of expenses to average net assets	0.93%	0.92%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	1.46%	1.30%	1.72%	1.79%	2.03%
Portfolio turnover	11%	13%	15%	15%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–10

LVIP MFS Value Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).
 Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP MFS Value Fund–11

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $8,586 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the Fund’s average daily net assets; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the Fund’s average daily net assets in excess of $1.5 billion.   The management fee is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$84,156
Legal	16,583
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $103,123 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP MFS Value Fund–12

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$717,913
Distribution fees payable to LFD	188,862
Printing and mailing fees payable to Lincoln Life	2,274
Shareholder servicing fees payable to Lincoln Life	34,285
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$211,989,040
Sales	160,429,919
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments	$983,594,333
Aggregate unrealized appreciation of investments	$409,188,872
Aggregate unrealized depreciation of investments	(39,897,531)
Net unrealized appreciation of investments	$369,291,341
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 45,059,613	$ —	$—	$ 45,059,613
Air Freight & Logistics	7,525,610	—	—	7,525,610
Auto Components	12,717,365	—	—	12,717,365
Automobiles	1,649,122	—	—	1,649,122
Banks	176,496,766	—	—	176,496,766
Beverages	7,463,918	17,987,337	—	25,451,255
Building Products	21,697,485	—	—	21,697,485
Capital Markets	94,026,387	—	—	94,026,387
Chemicals	43,459,987	—	—	43,459,987
LVIP MFS Value Fund–13

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Consumer Finance	$ 13,064,083	$ —	$—	$ 13,064,083
Containers & Packaging	2,728,322	—	—	2,728,322
Diversified Telecommunication Services	9,211,928	—	—	9,211,928
Electric Utilities	47,861,951	—	—	47,861,951
Electrical Equipment	12,960,536	—	—	12,960,536
Energy Equipment & Services	15,356,117	—	—	15,356,117
Equity Real Estate Investment Trusts	5,492,193	—	—	5,492,193
Food Products	24,263,934	28,172,294	—	52,436,228
Health Care Equipment & Supplies	78,453,917	—	—	78,453,917
Health Care Providers & Services	30,596,348	—	—	30,596,348
Household Products	11,483,157	6,920,737	—	18,403,894
Industrial Conglomerates	41,334,532	—	—	41,334,532
Insurance	100,410,969	—	—	100,410,969
IT Services	85,405,495	—	—	85,405,495
Life Sciences Tools & Services	17,006,250	—	—	17,006,250
Machinery	43,252,568	—	—	43,252,568
Media	63,152,127	—	—	63,152,127
Oil, Gas & Consumable Fuels	41,571,128	—	—	41,571,128
Pharmaceuticals	105,120,142	7,919,720	—	113,039,862
Professional Services	9,475,791	—	—	9,475,791
Road & Rail	23,700,613	—	—	23,700,613
Semiconductors & Semiconductor Equipment	29,846,760	—	—	29,846,760
Textiles, Apparel & Luxury Goods	4,126,618	—	—	4,126,618
Tobacco	40,702,299	—	—	40,702,299
Trading Companies & Distributors	2,794,002	—	—	2,794,002
Money Market Fund	22,417,553	—	—	22,417,553
Total Investments	$1,291,885,586	$61,000,088	$—	$1,352,885,674
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$22,967,433	$23,618,767
Long-term capital gains	52,018,103	23,236,081
Total	$74,985,536	$46,854,848
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 18,648,150
Net unrealized appreciation	369,287,717
Distributable earnings/(accumulated loss)	$387,935,867
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
LVIP MFS Value Fund–14

LVIP MFS Value Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	3,126,239	2,485,861
Service Class	2,042,860	1,959,343
Shares reinvested:
Standard Class	664,051	369,242
Service Class	1,155,882	752,910
	6,989,032	5,567,356
Shares redeemed:
Standard Class	(1,345,318)	(1,270,394)
Service Class	(3,061,272)	(3,076,402)
	(4,406,590)	(4,346,796)
Net increase	2,582,442	1,220,560
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result, should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,679)	$—
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$74,591	$6,452
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
LVIP MFS Value Fund–15

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 8. Market Risk (continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP MFS Value Fund–17

LVIP MFS Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP MFS Value Fund–18

LVIP MFS Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS Value Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreements. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the benchmark index for the one year period and above the return of the Morningstar peer group median and the benchmark index for the three, five and ten year periods. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, as well as the fees charged to comparable clients subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund and noted that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates and research obtained through trading client assets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP MFS Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS Value Fund–23

LVIP Mondrian International Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Mondrian International Value Fund

LVIP Mondrian International Value Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by:	Mondrian Investment Partners Limited
The Fund returned (11.42%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI EAFE Index (net dividends)1, returned (13.79%).
The last twelve months saw relatively healthy global growth overshadowed as trade tensions, currency weakness, and the prospect of a less supportive monetary policy environment sent international equity markets sharply lower. Against this backdrop, the Fund exhibited its defensive characteristics driven by strong stock selection.
Asia Pacific led Europe, supported by the stronger yen. European markets were encumbered by mounting economic concerns and Brexit-related uncertainty, as well as stalling industrial production in Germany and the implementation of a new autos emissions testing regime. In Asia Pacific, falling US bond yields and expectations for stimulus in China were supportive of the Hong Kong and Singapore equity markets, while in Japan exporters were held back by the appreciating currency.
While the still relatively low cost of capital and lack of quantitative tapering outside the US drew investors to continue to favour growth and expensive safe havens throughout the first three quarters, the precipitous decline experienced in the fourth quarter saw more traditionally defensive sectors end the year with relatively strong returns.
In Asia Pacific, the Fund benefitted from the underweight position in Japan, which lagged the index in local currency terms as global economic and political uncertainty, coupled with the strengthening yen, weighed on exporters. The Singaporean and Hong Kong equity markets were relatively defensive; as expectations for interest rate increases moderated towards the end of the period amid capital market volatility and signs of weaker economic growth, both markets declined by less than the index. The Fund’s overweight positions to Hong Kong and Singapore added to relative returns. The Australian market led returns among major markets in the region on strength from the prominent materials sector; relative returns were held back by the underweight position in the Australian equity market.
In Europe, the UK equity market declined slightly less than the index in local currency terms as strong returns from the market’s outsized weighting to energy stocks, which rallied on higher oil prices, tempered the weaker performance of more domestically-exposed stocks impacted by Brexit-related uncertainty. The Fund’s overweight position in the UK equity market added to relative investment returns; despite the Brexit-related challenges, we continue to believe that the UK market remains attractively valued. The French equity market also fared well on a relative basis, again helped by stocks in the energy sector, the strong returns of which helped to offset the lowering of investors’ expectations for President Macron’s ability to effect swift domestic reform following the ‘yellow jacket’ political protests. The German equity market fared poorly over the period as the implementation of a new emissions-testing standard weighed on autos production, and low water levels in the Rhine held back the transportation of industrial goods.
Strong stock selection in Italy, Spain and Sweden drove positive relative investment returns, only partly offset by stock selection in UK and France. The Fund’s holdings in utilities Enel and Iberdrola both proved defensive as markets declined. Enel published an updated strategic plan which anticipating sustained attractive dividend growth, while Iberdrola rose on proposed favourable regulatory changes. In addition, the Italian government achieved a compromise with the European Commission in relation to its fiscal budget, thereby avoiding the possibility of financial sanctions and reducing the risk of renewed financial instability.
Fund relative returns were held back by the position in Takeda Pharmaceutical as the share price fell following its ambitious acquisition of UK-listed Shire. The scale of the transaction and the additional financial leverage imply that the range of outcomes has widened for Takeda, but we believe the valuation is very attractive following recent share price weakness. Kingfisher, the UK-listed home improvement company, declined on scepticism surrounding the ongoing transformation plan, despite full year results indicating that progress is on track to improve profitability through supply chain centralisation. German auto manufacturer Daimler was impacted by cyclical headwinds related to peak autos volumes in key markets and uncertainty created by the US/China trade war.
Conversely, Fund returns were supported by the strong returns of Telia Company, the Swedish telecommunication services provider, which exhibited strong defensive characteristics, supported by the successful sale of fixed-line assets in Norway and the completed disposal of central Asian assets, significantly de-risking the business. Ahold Delhaize, the Dutch-listed food retailer, rose on strong underlying results and merger synergies running ahead of plan. The Fund’s position in Spanish utility Iberdrola further supported positive relative returns, helped by proposed favourable regulatory changes.
Relative returns benefitted from the overweight position in the strong utilities and energy sectors. Returns from the energy sector remained defensive on continued capital discipline, cost control and supply tightening despite precipitous declines in the oil price during the fourth quarter. The utilities sector benefitted from a more constructive regulatory environment in Europe and the recovery of Japanese stocks, while remaining defensive amid recessionary fears. The financials sector saw a divergence in returns between the banks, which fared relatively poorly over the period, and the insurers; the Fund’s exposure to the insurers drove positive stock selection within sectors.
In a weak period for equity markets, the Japanese yen strengthened relative to the US dollar. The Fund’s underweight position in the Japanese yen held back relative returns, but this impact was partly offset by the underweight position in the weak Australian dollar.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund
2018 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Mondrian Investment Partners Limited:	Elizabeth A. Desmond
Melissa J.A. Platt
Nigel A. Bliss
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,658. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $18,452. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 11.42%
Five Years	+ 0.93%
Ten Years	+ 5.23%
Service Class Shares
One Year	- 11.64%
Five Years	+ 0.68%
Ten Years	+ 4.97%
1. The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed tomeasure the equity market performance of developed markets (Europe, Australia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$919.20	0.76%	$3.68
Service Class Shares	1,000.00	917.90	1.01%	4.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.40	0.76%	$3.87
Service Class Shares	1,000.00	1,020.10	1.01%	5.14

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Security Type/Country	Percentage of Net Assets
Common Stock	98.97%
Australia	1.34%
Denmark	1.80%
France	5.93%
Germany	8.59%
Hong Kong	7.73%
Italy	6.37%
Japan	19.62%
Netherlands	4.59%
Singapore	5.34%
Spain	6.88%
Sweden	3.25%
Switzerland	6.24%
Taiwan	1.41%
United Kingdom	19.88%
Preferred Stock	0.15%
Money Market Fund	0.26%
Total Investments	99.38%
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Auto Components	1.46%
Automobiles	6.57%
Banks	8.75%
Beverages	0.70%
Building Products	2.24%
Chemicals	1.20%
Commercial Services & Supplies	4.67%
Diversified Telecommunication Services	8.39%
Electric Utilities	8.60%
Electrical Equipment	3.59%
Energy Equipment & Services	1.56%
Equity Real Estate Investment Trusts	1.01%
Food & Staples Retailing	3.79%
Food Products	1.59%
Household Durables	1.33%
Industrial Conglomerates	3.82%
Insurance	7.89%
IT Services	1.30%
Media	1.73%
Multi-Utilities	0.93%
Oil, Gas & Consumable Fuels	8.14%
Pharmaceuticals	10.58%
Road & Rail	1.01%
Semiconductors & Semiconductor Equipment	1.41%
Specialty Retail	1.58%
Technology Hardware, Storage & Peripherals	2.28%
Trading Companies & Distributors	0.68%
Wireless Telecommunication Services	2.32%
Total	99.12%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Enel	3.48%
Telia	3.25%
Iberdrola	3.12%
United Overseas Bank	3.01%
Royal Dutch Shell Class B	2.98%
Eni	2.89%
Lloyds Banking Group	2.79%
Sanofi	2.78%
CK Hutchison Holdings	2.73%
Honda Motor	2.66%
Total	29.69%

IT–Information Technology
LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.97%
Australia–1.34%
QBE Insurance Group	1,872,601	$ 13,334,054
		13,334,054
Denmark–1.80%
ISS	637,898	17,859,092
		17,859,092
France–5.93%
Cie de Saint-Gobain	670,524	22,259,038
Sanofi	318,981	27,671,549
Societe Generale	285,873	9,063,473
		58,994,060
Germany–8.59%
Allianz	119,862	24,086,887
Bayerische Motoren Werke	100,183	8,125,353
Daimler	387,175	20,409,884
Deutsche Telekom	1,226,961	20,854,309
Evonik Industries	479,471	11,968,151
		85,444,584
Hong Kong–7.73%
China Mobile	2,387,000	23,098,028
CK Hutchison Holdings	2,828,500	27,148,539
Jardine Matheson Holdings	155,400	10,820,301
WH Group	20,588,000	15,812,544
		76,879,412
Italy–6.37%
Enel	5,973,472	34,629,672
Eni	1,818,230	28,722,933
		63,352,605
Japan–19.62%
Coca-Cola Bottlers Japan Holdings Class C	233,600	6,966,203
FUJIFILM Holdings	584,800	22,669,476
Fujitsu	207,000	12,903,584
Honda Motor	1,004,600	26,466,247
Isuzu Motors	631,600	8,859,518
Kyushu Railway	297,300	10,058,477
Mitsubishi Electric	1,292,400	14,252,059
Otsuka Holdings	122,900	5,022,218
Secom	154,000	12,774,376
Sekisui Chemical	892,200	13,263,119
Sumitomo Electric Industries	1,098,100	14,542,514
Takeda Pharmaceutical	757,800	25,685,230
Tokio Marine Holdings	455,600	21,644,966
		195,107,987
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Netherlands–4.59%
Koninklijke Ahold Delhaize	632,971	$ 15,990,223
Royal Dutch Shell Class B	993,192	29,693,942
		45,684,165
Singapore–5.34%
Ascendas Real Estate Investment Trust	5,312,700	10,026,072
Singapore Telecommunications	6,115,600	13,162,201
United Overseas Bank	1,654,481	29,929,541
		53,117,814
Spain–6.88%
Banco Santander	4,456,456	20,236,731
Iberdrola	3,865,256	31,037,538
Telefonica	2,035,892	17,136,903
		68,411,172
Sweden–3.25%
Telia	6,798,061	32,337,608
		32,337,608
Switzerland–6.24%
ABB	1,123,583	21,456,052
Novartis	247,471	21,194,453
Zurich Insurance Group	65,193	19,433,288
		62,083,793
Taiwan–1.41%
Taiwan Semiconductor Manufacturing	786,000	5,707,326
Taiwan Semiconductor Manufacturing ADR	225,411	8,319,920
		14,027,246
United Kingdom–19.88%
BP	3,564,172	22,531,581
G4S	6,241,443	15,755,372
GlaxoSmithKline	1,348,724	25,704,005
John Wood Group	2,405,727	15,478,331
Kingfisher	5,992,744	15,756,664
Lloyds Banking Group	42,069,860	27,731,596
National Grid	940,379	9,200,028
SSE	1,440,479	19,892,412
Tesco	8,948,095	21,700,567
Travis Perkins	497,167	6,777,963
WPP	1,581,552	17,212,013
		197,740,532
Total Common Stock (Cost $995,985,490)		984,374,124
LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCK–0.15%
Germany–0.15%
Bayerische Motoren Werke 4.65%	21,446	$ 1,529,351
Total Preferred Stock (Cost $1,547,481)		1,529,351

MONEY MARKET FUND–0.26%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 2.27%)	2,544,563	2,544,563
Total Money Market Fund (Cost $2,544,563)		2,544,563
TOTAL INVESTMENTS–99.38% (Cost $1,000,077,534)	988,448,038
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.62%	6,165,738
NET ASSETS APPLICABLE TO 65,364,986 SHARES OUTSTANDING–100.00%	$994,613,776
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($726,792,372 / 47,759,124 Shares)	$15.218
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($267,821,404 / 17,605,862 Shares)	$15.212
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$998,869,481
Distributable earnings/(accumulated loss)	(4,255,705)
TOTAL NET ASSETS	$994,613,776

★	Includes $773,558 payable for fund shares redeemed, $123,247 other accrued expenses payable and $674,038 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 47,148,290
Interest	264,857
Foreign Taxes Withheld	(3,690,982)
43,722,165
EXPENSES:
Management fees	7,685,016
Distribution fees-Service Class	752,289
Shareholder servicing fees	327,942
Accounting and administration expenses	277,674
Custodian fees	109,648
Reports and statements to shareholders	104,610
Professional fees	79,810
Trustees’ fees and expenses	37,417
Pricing fees	12,565
Consulting fees	2,468
Other	11,215
Total operating expenses	9,400,654
NET INVESTMENT INCOME	34,321,511
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	24,979,863
Foreign currencies	(347,316)
Foreign currency exchange contracts	(13,560)
Net realized gain	24,618,987
Net change in unrealized appreciation (depreciation) of:
Investments	(187,902,319)
Foreign currencies	(201,607)
Foreign currency exchange contracts	944
Net change in unrealized appreciation (depreciation)	(188,102,982)
NET REALIZED AND UNREALIZED LOSS	(163,483,995)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(129,162,484)
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 34,321,511	$ 33,227,000
Net realized gain	24,618,987	35,343,936
Net change in unrealized appreciation (depreciation)	(188,102,982)	158,274,070
Net increase (decrease) in net assets resulting from operations	(129,162,484)	226,845,006
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(35,887,259)	(30,035,770)
Service Class	(12,482,903)	(9,950,399)
	(48,370,162)	(39,986,169)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	74,874,232	31,480,147
Service Class	30,854,138	20,416,310
Reinvestment of dividends and distributions:
Standard Class	35,887,259	30,035,770
Service Class	12,482,903	9,950,399
	154,098,532	91,882,626
Cost of shares redeemed:
Standard Class	(147,985,195)	(143,511,975)
Service Class	(43,879,523)	(66,030,097)
	(191,864,718)	(209,542,072)
Decrease in net assets derived from capital share transactions	(37,766,186)	(117,659,446)
NET INCREASE (DECREASE) IN NET ASSETS	(215,298,832)	69,199,391
NET ASSETS:
Beginning of year	1,209,912,608	1,140,713,217
End of year	$ 994,613,776	$1,209,912,608
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (28,548,010)
Service Class		(9,421,874)
Net realized gain:
Standard Class		(1,487,760)
Service Class		(528,525)
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 18.031	$ 15.381	$ 15.782	$ 16.942	$ 18.131
Income (loss) from investment operations:
Net investment income[1]	0.544	0.495	0.517	0.457	0.784
Net realized and unrealized gain (loss)	(2.578)	2.779	0.114	(1.101)	(1.234)
Total from investment operations	(2.034)	3.274	0.631	(0.644)	(0.450)
Less dividends and distributions from:
Net investment income	(0.558)	(0.593)	(0.470)	(0.516)	(0.739)
Net realized gain	(0.221)	(0.031)	(0.562)	—	—
Total dividends and distributions	(0.779)	(0.624)	(1.032)	(0.516)	(0.739)
Net asset value, end of period	$ 15.218	$ 18.031	$ 15.381	$ 15.782	$ 16.942
Total return[2]	(11.42%)	21.34%	4.01%	(3.79%)	(2.54%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 726,792	$893,651	$838,576	$842,056	$861,700
Ratio of expenses to average net assets	0.76%	0.75%	0.73%	0.73%	0.73%
Ratio of net investment income to average net assets	3.08%	2.88%	3.28%	2.61%	4.21%
Portfolio turnover	19%	19%	21%	19%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 18.021	$ 15.375	$ 15.777	$ 16.934	$ 18.122
Income (loss) from investment operations:
Net investment income[1]	0.499	0.451	0.477	0.412	0.736
Net realized and unrealized gain (loss)	(2.574)	2.779	0.114	(1.096)	(1.231)
Total from investment operations	(2.075)	3.227	0.591	(0.684)	(0.495)
Less dividends and distributions from:
Net investment income	(0.513)	(0.550)	(0.431)	(0.473)	(0.693)
Net realized gain	(0.221)	(0.031)	(0.562)	—	—
Total dividends and distributions	(0.734)	(0.581)	(0.993)	(0.473)	(0.693)
Net asset value, end of period	$ 15.212	$ 18.021	$ 15.375	$ 15.777	$ 16.934
Total return[2]	(11.64%)	21.04%	3.75%	(4.03%)	(2.79%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 267,822	$316,262	$302,137	$309,288	$333,679
Ratio of expenses to average net assets	1.01%	1.00%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	2.83%	2.63%	3.03%	2.36%	3.96%
Portfolio turnover	19%	19%	21%	19%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.    Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.    Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$64,964
Legal	12,974
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $90,259 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$584,630
Distribution fees payable to LFD	57,229
Printing and mailing fees payable to Lincoln Life	7,616
Shareholder servicing fees payable to Lincoln Life	24,563
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$213,134,757
Sales	267,924,330
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$1,013,297,915
Aggregate unrealized appreciation of investments	$ 115,375,479
Aggregate unrealized depreciation of investments	(140,225,356)
Net unrealized depreciation of investments	$ (24,849,877)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ —	$ 13,334,054	$—	$ 13,334,054
Denmark	—	17,859,092	—	17,859,092
France	—	58,994,060	—	58,994,060
Germany	—	85,444,584	—	85,444,584
Hong Kong	—	76,879,412	—	76,879,412
Italy	—	63,352,605	—	63,352,605
Japan	—	195,107,987	—	195,107,987
Netherlands	—	45,684,165	—	45,684,165
Singapore	—	53,117,814	—	53,117,814
Spain	—	68,411,172	—	68,411,172
Sweden	—	32,337,608	—	32,337,608
Switzerland	—	62,083,793	—	62,083,793
Taiwan	8,319,920	5,707,326	—	14,027,246
United Kingdom	—	197,740,532	—	197,740,532
Preferred Stock
Germany	—	1,529,351	—	1,529,351
Money Market Fund	2,544,563	—	—	2,544,563
Total Investments	$10,864,483	$977,583,555	$—	$988,448,038
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$39,853,251	$39,986,169
Long-term capital gains	8,516,911	—
Total	$48,370,162	$39,986,169
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 20,611,026
Net unrealized depreciation	(24,866,731)
Distributable earnings/(accumulated loss)	$ (4,255,705)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	4,298,298	1,829,462
Service Class	1,765,717	1,195,795
Shares reinvested:
Standard Class	2,268,647	1,681,814
Service Class	788,645	557,475
	9,121,307	5,264,546
Shares redeemed:
Standard Class	(8,369,545)	(8,469,616)
Service Class	(2,498,376)	(3,854,374)
	(10,867,921)	(12,323,990)
Net decrease	(1,746,614)	(7,059,444)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts or foreign cross currency exchange contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(13,560)	$944
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$287,875	$127,495
LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Mondrian International Value Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Mondrian International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Mondrian International Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 1, 2019
LVIP Mondrian International Value Fund–16

LVIP Mondrian International Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
LVIP Mondrian International Value Fund–17

LVIP Mondrian International Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment decision-making approach. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one and three year periods, above the return of the Morningstar peer group median and the benchmark index for the five year period and above the return of the Morningstar peer group median and below the benchmark index for the ten year period. The Board considered LIAC’s view that the Fund’s one and three year underperformance was primarily due to the sub-adviser’s high quality and value style being out of favor. The Board determined that the services provided by Mondrian were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the contractual fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board reviewed materials provided by Mondrian as to any additional benefits it receives, and noted that none were identified with respect to Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Mondrian International Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn‐Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson‐Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Mondrian International Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Mondrian International Value Fund–22

LVIP Multi-Manager Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (8.22)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the LVIP Multi-Manager Global Equity Composite1, returned (8.01)% and its broad-based benchmark index, the S&P 500® Index2, returned (4.38)%.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The equity portion of the LVIP Multi-Manager Global Equity Managed Volatility Fund has a global orientation and has a meaningful exposure to developed international stocks. Additionally, the equity portion of this Fund has exposure to both growth and value factors through allocations to multiple strategies. During the calendar year 2018, exposure to developed international and value-oriented equities generally detracted from relative returns, while exposure to growth-oriented equities generally contributed to relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Multi-Manager Global Equity Managed Volatility Fund–1

LVIP Multi-Manager Global Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
LVIP Multi-Manager Global Equity Managed Volatility Fund
Growth of $10,000 invested 5/1/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,929 for the Standard Class shares and to $10,751 for the Service Class shares. For comparison, look at how the LVIP Multi-Manager Global Equity Composite and S&P 500® Index did from 5/1/14 through 12/31/18. The same $10,000 investment would have increased to $12,915 and $14,657, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 8.22%
Inception (5/1/14)	+ 1.92%
Service Class Shares
One Year	- 8.55%
Inception (5/1/14)	+ 1.56%
1. The LVIP Multi-Manager Global Equity Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index , 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Multi-Manager Global Equity Managed Volatility Fund–2

LVIP Multi-Manager Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$906.80	0.22%	$1.06
Service Class Shares	1,000.00	905.10	0.57%	2.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.30	0.57%	2.91

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund–3

LVIP Multi-Manager Global Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.04%
Investment Companies	94.04%
Equity Fund	37.21%
International Equity Funds	56.83%
Unaffiliated Investment	3.16%
Investment Company	3.16%
Money Market Fund	3.16%
Total Investments	97.20%
Receivables and Other Assets Net of Liabilities	2.80%
Total Net Assets	100.00%
LVIP Multi-Manager Global Equity Managed Volatility Fund–4

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.04%
INVESTMENT COMPANIES–94.04%
Equity Fund–37.21%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	2,431,830	$ 27,440,768
		27,440,768
International Equity Funds–56.83%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Dimensional International Core Equity Fund	768,216	7,137,496
LVIP Loomis Sayles Global Growth Fund	2,945,844	27,602,554
LVIP SSGA Developed International 150 Fund	962,505	7,170,663
		41,910,713
Total Affiliated Investments (Cost $77,445,487)		69,351,481

	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENT–3.16%
INVESTMENT COMPANY–3.16%
Money Market Fund–3.16%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	2,333,080	$ 2,333,080
Total Unaffiliated Investment (Cost $2,333,080)		2,333,080
TOTAL INVESTMENTS–97.20% (Cost $79,778,567)	71,684,561
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.80%	2,061,772
NET ASSETS APPLICABLE TO 8,041,755 SHARES OUTSTANDING–100.00%	$73,746,333

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(40)	British Pound	$ (3,197,500)	$ (3,173,865)	3/18/19	$ —	$ (23,635)
(36)	Euro	(5,185,125)	(5,162,977)	3/18/19	—	(22,148)
(33)	Japanese Yen	(3,783,038)	(3,701,597)	3/18/19	—	(81,441)
					—	(127,224)
Equity Contracts:
(60)	E-mini Russell 2000 Index	(4,047,000)	(4,053,229)	3/15/19	6,229	—
(156)	E-mini S&P 500 Index	(19,540,560)	(19,475,507)	3/15/19	—	(65,053)
(8)	E-mini S&P MidCap 400 Index	(1,329,760)	(1,342,234)	3/15/19	12,474	—
(155)	Euro STOXX 50 Index	(5,281,562)	(5,350,735)	3/15/19	69,173	—
(38)	FTSE 100 Index	(3,225,273)	(3,236,504)	3/15/19	11,231	—
(21)	Nikkei 225 Index (OSE)	(3,831,941)	(3,953,174)	3/7/19	121,233	—
					220,340	(65,053)
Total Futures Contracts					$220,340	$(192,277)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–5

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments (continued)
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–6

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investments, at value	$69,351,481
Unaffiliated investment, at value	2,333,080
Cash collateral held at broker for futures contracts	2,154,729
Receivable for fund shares sold	235,719
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	9,150
Dividends and interest receivable	6,111
Prepaid expenses	290
TOTAL ASSETS	74,090,560
LIABILITIES:
Variation margin due to broker on futures contracts	224,103
Payable for securities purchased	54,818
Due to manager and affiliates	38,856
Other accrued expenses payable	25,544
Payable for fund shares redeemed	906
TOTAL LIABILITIES	344,227
TOTAL NET ASSETS	$73,746,333
Affiliated investments, at cost	$77,445,487
Unaffiliated investment, at cost	2,333,080
Standard Class:
Net Assets	$ 2,328,836
Shares Outstanding	253,838
Net Asset Value Per Share	$ 9.175
Service Class:
Net Assets	$71,417,497
Shares Outstanding	7,787,917
Net Asset Value Per Share	$ 9.170
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$81,090,486
Distributable earnings/(accumulated loss)	(7,344,153)
TOTAL NET ASSETS	$73,746,333
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–7

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investments	$ 824,965
Dividends from unaffiliated investment	104,589
Interest from unaffiliated investment	974
930,528
EXPENSES:
Distribution fees-Service Class	241,567
Management fees	179,931
Accounting and administration expenses	34,985
Professional fees	31,158
Shareholder servicing fees	20,872
Reports and statements to shareholders	9,328
Custodian fees	4,120
Consulting fees	3,738
Trustees’ fees and expenses	2,305
Pricing fees	240
Other	640
528,884
Less:
Management fees waived	(14,655)
Expenses reimbursed	(89,129)
Total operating expenses	425,100
NET INVESTMENT INCOME	505,428
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	3,785,021
Sale of unaffiliated investment	2,909,414
Distributions from affiliated investments	189,659
Distributions from unaffiliated investment	1,034,685
Foreign currencies	(2,647)
Futures contracts	558,300
Net realized gain	8,474,432
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(11,994,924)
Unaffiiated investment	(4,072,575)
Foreign currencies	2,063
Futures contracts	(14,872)
Net change in unrealized appreciation (depreciation)	(16,080,308)
NET REALIZED AND UNREALIZED LOSS	(7,605,876)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (7,100,448)
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 505,428	$ 610,416
Net realized gain	8,474,432	1,594,802
Net change in unrealized appreciation (depreciation)	(16,080,308)	7,621,450
Net increase (decrease) in net assets resulting from operations	(7,100,448)	9,826,668
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(234,975)	(64,213)
Service Class	(6,899,396)	(1,080,235)
	(7,134,371)	(1,144,448)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	234,089	292,080
Service Class	23,140,532	14,945,538
Reinvestment of dividends and distributions:
Standard Class	234,975	64,213
Service Class	6,899,396	1,080,235
	30,508,992	16,382,066
Cost of shares redeemed:
Standard Class	(754,569)	(134,042)
Service Class	(5,950,833)	(6,124,408)
	(6,705,402)	(6,258,450)
Increase in net assets derived from capital share transactions	23,803,590	10,123,616
NET INCREASE IN NET ASSETS	9,568,771	18,805,836
NET ASSETS:
Beginning of year	64,177,562	45,371,726
End of year	$ 73,746,333	$64,177,562
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (47,764)
Service Class		(752,995)
Net realized gain:
Standard Class		(16,449)
Service Class		(327,240)
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–8

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
Year Ended					5/1/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.106	$ 9.404	$ 9.018	$ 9.829	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.116	0.152	0.139	0.157	0.150
Net realized and unrealized gain (loss)	(1.027)	1.787	0.393	(0.821)	(0.149)
Total from investment operations	(0.911)	1.939	0.532	(0.664)	0.001
Less dividends and distributions from:
Net investment income	(0.109)	(0.176)	(0.146)	(0.140)	(0.161)
Net realized gain	(0.911)	(0.061)	—	(0.007)	(0.011)
Total dividends and distributions	(1.020)	(0.237)	(0.146)	(0.147)	(0.172)
Net asset value, end of period	$ 9.175	$ 11.106	$ 9.404	$ 9.018	$ 9.829
Total return[4]	(8.22%)	20.61%	5.90%	(6.77%)	—
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,329	$ 3,078	$ 2,411	$ 1,852	$ 1,526
Ratio of expenses to average net assets[5]	0.26%	0.34%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.40%	0.42%	0.47%	0.52%	0.68%
Ratio of net investment income to average net assets	1.04%	1.47%	1.54%	1.62%	2.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.90%	1.39%	1.42%	1.45%	1.86%
Portfolio turnover	103%	10%	19%	20%	9%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–9

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
Year Ended					5/1/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.103	$ 9.405	$ 9.020	$ 9.830	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.077	0.116	0.108	0.123	0.125
Net realized and unrealized gain (loss)	(1.024)	1.783	0.392	(0.820)	(0.147)
Total from investment operations	(0.947)	1.899	0.500	(0.697)	(0.022)
Less dividends and distributions from:
Net investment income	(0.075)	(0.140)	(0.115)	(0.106)	(0.137)
Net realized gain	(0.911)	(0.061)	—	(0.007)	(0.011)
Total dividends and distributions	(0.986)	(0.201)	(0.115)	(0.113)	(0.148)
Net asset value, end of period	$ 9.170	$ 11.103	$ 9.405	$ 9.020	$ 9.830
Total return[4]	(8.55%)	20.18%	5.54%	(7.10%)	(0.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 71,417	$ 61,100	$42,961	$ 33,219	$ 19,081
Ratio of expenses to average net assets[5]	0.61%	0.69%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.75%	0.77%	0.82%	0.87%	1.03%
Ratio of net investment income to average net assets	0.69%	1.12%	1.19%	1.27%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.55%	1.04%	1.07%	1.10%	1.51%
Portfolio turnover	103%	10%	19%	20%	9%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–10

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Fund is advised by LIAC. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Multi-Manager Global Equity Managed Volatility Fund–11

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has voluntarily agreed to waive a portion of its advisory fee. This waiver can be modified or terminated at any time, without notice, with the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. For the year ended December 31, 2018, this waiver amounted to $14,655.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Effective May 1, 2018, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.22% of average daily net assets for the Standard Class and 0.57% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2018, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.35% of average daily net assets for the Standard Class and 0.70% for the Service Class.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$3,997
Legal	799
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,126 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP Multi-Manager Global Equity Managed Volatility Fund–12

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 9,150
Management fees payable to LIAC	15,813
Distribution fees payable to LFD	21,373
Printing and mailing fees payable to Lincoln Life	(164)
Shareholder servicing fees payable to Lincoln Life	1,834
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $70,220 and securities sales of $25,746, which resulted in net realized losses of $709.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.04%
Equity Funds-37.21%
LVIP Dimensional U.S. Core Equity 2 Fund	$ —	$32,532,691	$ 2,059,156	$ (38,373)	$ (2,994,394)	$27,440,768	2,431,830	$336,860	$ —
LVIP SSGA S&P 500 Index Fund	9,125,708	685,525	9,759,689	1,748,609	(1,800,153)	—	—	—	—
LVIP SSGA Small-Cap Index Fund	3,633,757	274,210	3,930,141	606,243	(584,069)	—	—	—	—
International Equity Funds-56.83%
LVIP Dimensional International Core Equity Fund	—	8,988,189	292,559	(22,866)	(1,535,268)	7,137,496	768,216	146,210	—
LVIP Loomis Sayles Global Growth Fund	—	31,639,491	2,060,538	(80,263)	(1,896,136)	27,602,554	2,945,844	58,851	—
LVIP MFS International Growth Fund	3,669,721	316,410	4,017,485	715,598	(684,244)	—	—	—	—
LVIP SSGA Developed International 150 Fund	—	9,153,863	292,559	(22,433)	(1,668,208)	7,170,663	962,505	283,044	189,659
LVIP SSGA International Index Fund	7,310,110	672,774	8,028,938	878,506	(832,452)	—	—	—	—
Total	$23,739,296	$84,263,153	$30,441,065	$3,785,021	$(11,994,924)	$69,351,481		$824,965	$189,659
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$88,394,384
Sales	70,632,128
LVIP Multi-Manager Global Equity Managed Volatility Fund–13

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$79,967,658
Aggregate unrealized appreciation of investments and derivatives	$ 220,340
Aggregate unrealized depreciation of investments and derivatives	(8,382,204)
Net unrealized depreciation of investments and derivatives	$ (8,161,864)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$69,351,481	$—	$—	$69,351,481
Unaffiliated Investment Company	2,333,080	—	—	2,333,080
Total Investments	$71,684,561	$—	$—	$71,684,561
Derivatives:
Assets:
Futures Contracts	$ 220,340	$—	$—	$ 220,340
Liabilities:
Futures Contracts	$ (192,277)	$—	$—	$ (192,277)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP Multi-Manager Global Equity Managed Volatility Fund–14

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$548,522	$800,759
Long-term capital gains	6,585,849	343,689
Total	$7,134,371	$1,144,448
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 187,050
Undistributed long-term capital gains	628,599
Net unrealized depreciation	(8,159,802)
Distributable earnings/(accumulated loss)	$(7,344,153)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	20,476	27,823
Service Class	2,066,824	1,428,014
Shares reinvested:
Standard Class	25,452	5,769
Service Class	748,705	97,092
	2,861,457	1,558,698
Shares redeemed:
Standard Class	(69,180)	(12,831)
Service Class	(530,445)	(590,357)
	(599,625)	(603,188)
Net increase	2,261,832	955,510
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
LVIP Multi-Manager Global Equity Managed Volatility Fund–15

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$220,340	Variation margin due to broker on futures contracts	$ (65,053)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(127,224)
Total		$220,340		$(192,277)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$546,540	$ 123,475
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	11,760	(138,347)
Total		$558,300	$ (14,872)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$3,247,562	$4,160,539
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and
LVIP Multi-Manager Global Equity Managed Volatility Fund–16

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Multi-Manager Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Multi-Manager Global Equity Managed Volatility Fund–18

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–19

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Multi-Manager Global Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar World Large Stock funds category and a custom index (LVIP Multi-Manager Global Equity Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance World Large Stock funds category and a benchmark index. The Board considered that in May 2018, the Equity Sleeve was reallocated among the Equity Sleeve managers, including to a global growth fund sub-advised by Loomis Sayles. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP Multi-Manager Global Equity Managed Volatility Fund–20

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Multi-Manager Global Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Multi-Manager Global Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Multi-Manager Global Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Multi-Manager Global Equity Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Multi-Manager Global Equity Managed Volatility Fund–25

LVIP PIMCO Low Duration Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP PIMCO Low Duration Bond Fund

LVIP PIMCO Low Duration Bond Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Pacific Investment Management Company
The Fund returned 1.16% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the ICE BofA Merrill Lynch 1-3 Year US Treasury Index1, returned 1.58%.
The beginning of 2018 was characterized by a challenging market environment, featuring higher yields and lower equities as volatility rose. Risk asset returns started higher, but reversed first on concerns about rising rates – spurred by expectations for higher inflation, increased Treasury supply and more Fed hikes – and then on fears of a global trade war. Equities ended the quarter lower, credit spreads wider, and the dollar weaker. Meanwhile, central banks remained on course for diminished monetary support as the fundamental backdrop remained solid. In the U.S., the Fed raised its policy rate and the ‘dot plot’ shifted higher for 2019/2020.
The U.S. dollar rallied in the second quarter while geopolitical tensions weighed on risk sentiment. Towards the end of the quarter, risk sentiment waned amid geopolitical turmoil and escalating trade tensions. Still, developed market equities ended the quarter higher even as credit spreads widened. Divergent growth momentum and central bank activity between the U.S. and other developed regions supported the U.S. dollar, which contributed to weakness in emerging market assets. In the U.S., the Fed hiked its policy rate and signaled two more increases in 2018.
During the third quarter of the year, developed market yields shifted higher while risk assets were resilient. Despite lingering tensions between the U.S. and China and challenges in emerging market assets, a strong fundamental backdrop persisted and contributed to outperformance of U.S. risk assets relative to those abroad: U.S. equities rallied, corporate credit spreads tightened, and the dollar strengthened. Meanwhile, central banks remained on course for diminished monetary support, which pushed developed market yields higher.
Markets rode a wave of volatility into year-end, as Fed policy, trade, geopolitical frictions, and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Bond markets, remaining a safe haven through the stormy end-of-year period, delivered on their traditional role as an equity diversifier. Amid the fourth quarter’s flight to safety, intermediate and long-term interest rates rallied sharply, leaving the 10-year U.S. treasury yield at 2.68% at year-end, following a high of 3.24% in November.
U.S. interest rate strategies, including duration and yield curve positioning, detracted from Fund performance as rates rose across the U.S. yield curve. Non-U.S. duration strategies, primarily tactical exposure to rates in Canada and Mexico, added to performance. Within spread sectors, selection within, and a tactical allocation to, investment grade credit was negative for Fund performance as spreads widened. Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) was negative for performance as breakeven inflation fell. However, an allocation to the securitized sector, specifically non-Agency mortgages, were additive. Within currency strategies, tactical exposure to the Euro, Japanese yen, and Canadian dollar contributed to Fund performance, while the British pound detracted from Fund performance.
Portfolio Managers:
Pacific Investment Management Company:	Jerome M. Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,753 for the Standard Class shares and to $10,630 for the Service Class shares. For comparison, look at how the ICE BofA Merrill Lynch 1-3 Year US Treasury Index did over the same period. The same $10,000 investment would have increased to $10,383. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	+ 1.16%
Inception (5/1/14)	+ 1.57%
Service Class Shares
One Year	+ 0.90%
Inception (5/1/14)	+ 1.32%

LVIP PIMCO Low Duration Bond Fund–1

LVIP PIMCO Low Duration Bond Fund
2018 Annual Report Commentary (unaudited) (continued)
1. The ICE BofA Merrill Lynch 1-3 Year US Treasury Index (formerly, Bank of America Merrill Lynch USD Treasuries 1-3 Year Index) is a subset of The BofAMerrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.
LVIP PIMCO Low Duration Bond Fund–2

LVIP PIMCO Low Duration Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,008.70	0.60%	$3.05
Service Class Shares	1,000.00	1,007.50	0.85%	4.31
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.20	0.60%	$3.07
Service Class Shares	1,000.00	1,020.90	0.85%	4.34

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Agency Asset-Backed Security	0.16%
Agency Collateralized Mortgage Obligations	5.01%
Agency Commercial Mortgage-Backed Security	0.84%
Agency Mortgage-Backed Securities	11.45%
Agency Obligation	2.86%
Corporate Bonds	40.41%
Agriculture	0.62%
Airlines	0.42%
Auto Manufacturers	5.60%
Auto Parts & Equipment	0.35%
Banks	13.05%
Beverages	0.20%
Commercial Services	1.26%
Computers	0.49%
Diversified Financial Services	3.92%
Electric	2.42%
Engineering & Construction	0.03%
Food	0.43%
Forest Products & Paper	0.13%
Gas	0.15%
Health Care Services	0.10%
Holding Companies-Diversified	0.34%
Home Builders	0.97%
Insurance	0.81%
Lodging	0.38%
Media	0.20%
Mining	0.26%
Oil & Gas	2.44%
Pharmaceuticals	1.56%
Pipelines	0.90%
Retail	0.14%
Semiconductors	0.44%
Telecommunications	1.82%
Transportation	0.27%
Trucking & Leasing	0.71%
Security Type/Sector	Percentage of Net Assets
Loan Agreement	0.16%
Municipal Bond	0.07%
Non-Agency Asset-Backed Securities	4.90%
Non-Agency Collateralized Mortgage Obligations	1.25%
Non-Agency Commercial Mortgage-Backed Securities	2.01%
Sovereign Bonds	0.97%
Supranational Bank	1.96%
U.S. Treasury Obligations	47.28%
Options Purchased	0.00%
Preferred Stock	0.46%
Money Market Fund	8.13%
Short-Term Investments	40.78%
Total Investments	168.70%
Liabilities Net of Receivables and Other Assets	(68.70%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	42.13%
AAA	5.70%
AA	0.74%
A	14.70%
BBB	10.16%
BB	0.61%
Non-Rated	25.29%
Short-Term Investments	0.67%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP PIMCO Low Duration Bond Fund–4

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets
December 31, 2018
	Principal Amount°	Value (U.S. $)
AGENCY ASSET-BACKED SECURITY–0.16%
•SLC Student Loan Trust 2005-3 Series 2005-3 A3 2.91% (LIBOR03M + 0.12%) 6/15/29	1,586,141	$ 1,577,218
Total Agency Asset-Backed Security (Cost $1,577,797)		1,577,218
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–5.01%
•Fannie Mae REMICs
Series 2011-86 NF 3.06% (LIBOR01M + 0.55%) 9/25/41	2,249,267	2,269,088
Series 2014-49 AF 2.62% (LIBOR01M + 0.32%) 8/25/44	1,135,132	1,131,733
Series 2017-95 FA 2.65% (LIBOR01M + 0.35%) 11/25/47	7,002,140	6,997,068
•Freddie Mac REMICs
Series 4347 WF 2.70% (LIBOR01M + 0.40%) 1/15/40	2,491,335	2,493,156
Series 4367 GF 2.65% (LIBOR01M + 0.35%) 3/15/37	7,493,078	7,461,372
Series 4419 AF 2.64% (LIBOR01M + 0.34%) 6/15/40	4,934,591	4,921,911
Series 4730 WF 2.65% (LIBOR01M + 0.35%) 8/15/38	7,267,428	7,250,305
•Freddie Mac Strips
Series 328 F4 2.65% (LIBOR01M + 0.35%) 2/15/38	7,071,935	7,085,520
Series 330 F4 2.65% (LIBOR01M + 0.35%) 10/15/37	3,378,164	3,385,007
•GNMA
Series 2016-H11 F 3.11% (LIBOR01M + 0.80%) 5/20/66	2,730,435	2,764,939
Series 2016-H17 FC 3.14% (LIBOR01M + 0.83%) 8/20/66	2,425,106	2,459,785
Series 2016-H19 FA 3.09% (LIBOR01M + 0.78%) 9/20/66	2,336,410	2,363,599
Total Agency Collateralized Mortgage Obligations (Cost $50,515,025)		50,583,483
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.84%
•Fannie Mae-Aces Series 2017-M13 FA 2.70% (LIBOR01M + 0.40%) 10/25/24	8,501,420	$ 8,490,163
Total Agency Commercial Mortgage-Backed Security (Cost $8,492,259)		8,490,163
AGENCY MORTGAGE-BACKED SECURITIES–11.45%
Fannie Mae S.F. 30 yr TBA
3.50% 1/1/49	18,000,000	17,996,836
3.50% 2/1/49	29,500,000	29,472,526
4.00% 1/1/49	66,900,000	68,196,187
Total Agency Mortgage-Backed Securities (Cost $114,871,523)		115,665,549
AGENCY OBLIGATION–2.86%
Federal Home Loan Mortgage 2.25% 11/24/20	29,100,000	28,930,667
Total Agency Obligation (Cost $29,100,000)		28,930,667

CORPORATE BONDS–40.41%
Agriculture–0.62%
BAT Capital 2.30% 8/14/20	1,000,000	977,020
BAT International Finance
2.75% 6/15/20	3,120,000	3,066,681
3.50% 6/15/22	300,000	293,752
Imperial Brands Finance 2.95% 7/21/20	2,000,000	1,970,868
		6,308,321
Airlines–0.42%
Delta Air Lines 3.63% 3/15/22	3,200,000	3,133,826
♦Northwest Airlines Pass Through Trust 6.26% 11/20/21	213,870	216,736
♦Virgin Australia 2013-1A Pass Through Trust 5.00% 10/23/23	96,195	97,628
WestJet Airlines 3.50% 6/16/21	850,000	843,093
		4,291,283
Auto Manufacturers–5.60%
BMW U.S. Capital 1.50% 4/11/19	1,700,000	1,693,520
Daimler Finance North America
3.00% 2/22/21	8,522,000	8,432,269
3.35% 5/4/21	5,000,000	4,986,502
Ford Motor Credit
1.90% 8/12/19	6,800,000	6,734,101
2.68% 1/9/20	3,500,000	3,442,870
2.94% 1/8/19	3,400,000	3,400,023
LVIP PIMCO Low Duration Bond Fund–5

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial
3.20% 7/13/20	3,500,000	$ 3,457,824
3.50% 7/10/19	1,400,000	1,399,966
4.20% 11/6/21	5,200,000	5,201,109
Nissan Motor Acceptance
2.15% 9/28/20	6,500,000	6,317,870
•3.33% (LIBOR03M + 0.89%) 1/13/22	3,100,000	3,047,435
3.65% 9/21/21	5,000,000	4,977,957
Volkswagen Group of America Finance, LLC 4.00% 11/12/21	3,500,000	3,500,168
		56,591,614
Auto Parts & Equipment–0.35%
Aptiv 3.15% 11/19/20	3,600,000	3,565,617
		3,565,617
Banks–13.05%
ABN AMRO Bank 1.80% 9/20/19	5,900,000	5,846,546
Axis Bank Ltd 3.25% 5/21/20	2,500,000	2,470,985
μBank of America 2.33% 10/1/21	1,200,000	1,176,875
Barclays
2.75% 11/8/19	5,000,000	4,967,440
μ7.00% 6/15/49	1,000,000	1,250,127
Citigroup 2.70% 10/27/22	5,000,000	4,824,077
Credit Suisse Group Funding Guernsey 3.45% 4/16/21	4,000,000	3,987,799
•Danske Bank 3.84% (LIBOR03M + 1.06%) 9/12/23	5,000,000	4,813,318
μGoldman Sachs Group 2.88% 10/31/22	3,250,000	3,157,697
ICICI Bank Ltd 4.80% 5/22/19	5,700,000	5,723,626
ITAU CorpBanca 2.57% 1/11/19	2,600,000	2,600,000
•JPMorgan Chase & Co. 5.99% (LIBOR03M + 3.47%) 1/30/19	4,088,000	4,036,900
Lloyds Banking Group 4.05% 8/16/23	6,500,000	6,428,202
Macquarie Group
•4.17% (LIBOR03M + 1.35%) 3/27/24	2,000,000	1,959,315
7.63% 8/13/19	1,000,000	1,026,043
7.63% 8/13/19	6,000,000	6,156,255
Mitsubishi UFJ Financial Group 3.76% 7/26/23	6,000,000	6,031,430
Mitsubishi UFJ Trust & Banking
2.45% 10/16/19	4,000,000	3,977,656
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Mitsubishi UFJ Trust & Banking (continued)
2.65% 10/19/20	5,200,000	$ 5,144,363
Mizuho Bank 2.65% 9/25/19	4,000,000	3,986,368
Mizuho Financial Group 2.60% 9/11/22	6,000,000	5,806,370
•Morgan Stanley 3.65% (LIBOR03M + 1.18%) 1/20/22	2,100,000	2,093,728
QNB Finance 2.13% 9/7/21	200,000	190,764
μRoyal Bank of Scotland Group 3.50% 5/15/23	5,000,000	4,811,849
Standard Chartered 2.40% 9/8/19	6,000,000	5,967,096
•State Bank of India 3.36% (LIBOR03M + 0.95%) 4/6/20	10,000,000	10,012,600
Sumitomo Mitsui Financial Group
2.06% 7/14/21	2,500,000	2,422,041
2.78% 10/18/22	6,000,000	5,828,508
•3.18% (LIBOR03M + 0.74%) 10/18/22	4,000,000	3,966,032
•Sumitomo Mitsui Trust Bank 3.35% (LIBOR03M + 0.91%) 10/18/19	2,000,000	2,008,380
UBS Group Funding Switzerland AG
3.00% 4/15/21	1,800,000	1,786,665
•4.26% (LIBOR03M + 1.44%) 9/24/20	1,500,000	1,520,273
Wells Fargo & Co. 2.10% 7/26/21	6,000,000	5,814,823
		131,794,151
Beverages–0.20%
Molson Coors Brewing 1.45% 7/15/19	2,000,000	1,979,812
		1,979,812
Commercial Services–1.26%
Central Nippon Expressway
2.24% 2/16/21	500,000	488,944
2.29% 4/23/21	2,000,000	1,954,176
•3.12% (LIBOR03M + 0.54%) 8/4/20	5,000,000	4,989,950
Equifax 3.60% 8/15/21	2,900,000	2,897,489
S&P Global 3.30% 8/14/20	2,400,000	2,405,619
		12,736,178
Computers–0.49%
Dell International
4.42% 6/15/21	1,850,000	1,848,009
5.45% 6/15/23	3,000,000	3,055,813
		4,903,822

LVIP PIMCO Low Duration Bond Fund–6

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services–3.92%
AerCap Ireland Capital
3.95% 2/1/22	1,100,000	$ 1,081,454
4.63% 10/30/20	2,000,000	2,014,830
5.00% 10/1/21	300,000	304,911
Air Lease 2.50% 3/1/21	3,000,000	2,926,107
Aircastle 5.50% 2/15/22	700,000	716,698
Ally Financial
3.75% 11/18/19	450,000	449,438
4.13% 3/30/20	2,100,000	2,081,625
BGC Partners 5.13% 5/27/21	5,200,000	5,248,128
BOC Aviation
2.38% 9/15/21	750,000	723,628
3.00% 3/30/20	2,000,000	1,989,480
3.00% 5/23/22	4,000,000	3,895,728
Cantor Fitzgerald 6.50% 6/17/22	1,000,000	1,061,114
International Lease Finance
4.63% 4/15/21	600,000	606,046
5.88% 8/15/22	500,000	524,153
6.25% 5/15/19	3,860,000	3,894,501
8.25% 12/15/20	500,000	538,135
LeasePlan 2.88% 1/22/19	2,770,000	2,769,004
Mitsubishi UFJ Lease & Finance 2.65% 9/19/22	1,700,000	1,630,142
•Nasdaq 3.21% (LIBOR03M + 0.39%) 3/22/19	5,000,000	4,998,924
Navient 8.00% 3/25/20	2,100,000	2,139,060
		39,593,106
Electric–2.42%
Chugoku Electric Power 2.70% 3/16/20	4,000,000	3,970,360
•Duke Energy 3.11% (LIBOR03M + 0.50%) 5/14/21	4,200,000	4,181,444
Exelon 2.45% 4/15/21	1,300,000	1,272,147
FirstEnergy 2.85% 7/15/22	3,030,000	2,955,575
Iberdrola Finance Ireland 5.00% 9/11/19	4,555,000	4,598,840
•NextEra Energy Capital Holdings 3.11% (LIBOR03M + 0.40%) 8/21/20	3,100,000	3,096,934
Pennsylvania Electic 5.20% 4/1/20	1,400,000	1,435,447
Southern 2.35% 7/1/21	3,000,000	2,915,125
		24,425,872
Engineering & Construction–0.03%
Heathrow Funding 4.88% 7/15/23	300,000	309,913
		309,913
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Food–0.43%
•General Mills 3.46% (LIBOR03M + 1.01%) 10/17/23	600,000	$ 586,442
McCormick & Co. 2.70% 8/15/22	900,000	873,436
Mondelez International Holdings Netherlands B.V. 2.00% 10/28/21	3,000,000	2,876,348
		4,336,226
Forest Products & Paper–0.13%
Georgia-Pacific 2.54% 11/15/19	1,300,000	1,290,320
		1,290,320
Gas–0.15%
CenterPoint Energy Resources 3.55% 4/1/23	800,000	801,213
•Dominion Energy Gas Holdings, LLC 3.39% (LIBOR03M + 0.60%) 6/15/21	700,000	698,294
		1,499,507
Health Care Services–0.10%
Humana 2.63% 10/1/19	1,000,000	995,130
		995,130
Holding Companies-Diversified–0.34%
CK Hutchison International 17 II 2.25% 9/29/20	3,500,000	3,443,155
		3,443,155
Home Builders–0.97%
DR Horton
3.75% 3/1/19	2,000,000	1,999,916
4.00% 2/15/20	6,797,000	6,811,675
4.38% 9/15/22	1,000,000	1,012,410
		9,824,001
Insurance–0.81%
•Assurant 4.07% (LIBOR03M + 1.25%) 3/26/21	2,200,000	2,199,293
Athene Global Funding
3.00% 7/1/22	1,000,000	977,323
•4.04% (LIBOR03M + 1.23%) 7/1/22	5,000,000	5,023,600
		8,200,216
Lodging–0.38%
MGM Resorts International 8.63% 2/1/19	3,800,000	3,823,750
		3,823,750

LVIP PIMCO Low Duration Bond Fund–7

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Media–0.20%
Charter Communications Operating 4.50% 2/1/24	1,000,000	$ 999,604
Sky 2.63% 9/16/19	1,000,000	992,622
		1,992,226
Mining–0.26%
Minera y Metalurgica del Boleo SAPI 2.88% 5/7/19	2,611,000	2,608,613
		2,608,613
Oil & Gas–2.44%
CNPC General Capital 2.75% 5/14/19	7,000,000	6,996,500
Pioneer Natural Resources 3.45% 1/15/21	1,000,000	997,484
Ras Laffan Liquefied Natural Gas 3 6.75% 9/30/19	1,500,000	1,528,554
•Sinopec Group Overseas Development 2014 3.33% (LIBOR03M + 0.92%) 4/10/19	909,000	909,840
Sinopec Group Overseas Development 2015 2.50% 4/28/20	8,600,000	8,496,505
Sinopec Group Overseas Development 2017 2.25% 9/13/20	2,000,000	1,964,096
Woodside Finance
3.65% 3/5/25	800,000	760,899
4.60% 5/10/21	2,900,000	2,935,937
		24,589,815
Pharmaceuticals–1.56%
AbbVie 2.30% 5/14/21	5,000,000	4,885,638
Allergan Sales 5.00% 12/15/21	5,400,000	5,559,549
CVS Health
3.35% 3/9/21	3,000,000	2,992,997
3.50% 7/20/22	1,000,000	993,960
Zoetis 3.45% 11/13/20	1,300,000	1,304,144
		15,736,288
Pipelines–0.90%
Energy Transfer Partners
5.75% 9/1/20	500,000	513,319
9.00% 4/15/19	3,000,000	3,050,854
9.70% 3/15/19	851,000	861,155
Enterprise Products Operating, LLC 2.55% 10/15/19	1,000,000	994,891
Sabine Pass Liquefaction, LLC 6.25% 3/15/22	3,500,000	3,682,688
		9,102,907
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Retail–0.14%
AutoNation 3.35% 1/15/21	1,400,000	$ 1,389,940
		1,389,940
Semiconductors–0.44%
Broadcom 2.38% 1/15/20	3,500,000	3,457,161
KLA-Tencor 3.38% 11/1/19	1,000,000	998,831
		4,455,992
Telecommunications–1.82%
AT&T
•3.39% (LIBOR03M + 0.95%) 7/15/21	1,500,000	1,495,593
•3.49% (LIBOR03M + 0.75%) 6/1/21	2,500,000	2,484,866
3.80% 3/1/24	5,000,000	4,955,307
Crown Castle Towers, LLC 3.22% 5/15/22	2,200,000	2,167,154
•Verizon Communications 3.72% (LIBOR03M + 1.10%) 5/15/25	6,000,000	5,822,657
•Vodafone Group 3.43% (LIBOR03M + 0.99%) 1/16/24	1,500,000	1,464,237
		18,389,814
Transportation–0.27%
Kansas City Southern
2.35% 5/15/20	1,500,000	1,478,006
3.00% 5/15/23	1,250,000	1,224,013
		2,702,019
Trucking & Leasing–0.71%
•GATX 3.30% (LIBOR03M + 0.72%) 11/5/21	1,600,000	1,584,165
Penske Truck Leasing 4.88% 7/11/22	175,000	181,334
SMBC Aviation Capital Finance DAC
2.65% 7/15/21	4,600,000	4,478,830
3.00% 7/15/22	1,000,000	970,586
		7,214,915
Total Corporate Bonds (Cost $411,139,529)		408,094,523
LOAN AGREEMENT–0.16%
•Las Vegas Sands 1st Lien 4.27% (LIBOR01M + 1.75%) 3/27/25	1,653,831	1,584,925
Total Loan Agreement (Cost $1,649,238)		1,584,925
MUNICIPAL BOND–0.07%
•State of Texas Series C-2 2.75% 6/1/19	715,000	715,150
Total Municipal Bond (Cost $715,000)		715,150

LVIP PIMCO Low Duration Bond Fund–8

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES–4.90%
•Accredited Mortgage Loan Trust 2004-3 Series 2004-3 2A2 3.71% (LIBOR01M + 1.20%) 10/25/34	17,543	$ 17,800
•Amortizing Residential Collateral Trust 2004-1 A5 3.51% (LIBOR01M + 1.00%) 10/25/34	66,718	66,461
•Apidos CLO XVI Series 2013-16A A1R 3.43% (LIBOR03M + 0.98%) 1/19/25	2,167,929	2,166,817
•Arbor Realty Collateralized Loan Obligation Series 2017-FL3 A 3.45% (LIBOR01M + 0.99%) 12/15/27	2,500,000	2,493,883
•Atrium XII Series 12A AR 3.30% (LIBOR03M + 0.83%) 4/22/27	5,000,000	4,938,025
φBayview Koitere Fund Trust Series 2018-RN4 A1 3.62% 3/28/33	622,176	621,660
φBayview Opportunity Master Fund IIIa Trust Series 2017-RN8 A1 3.35% 11/28/32	108,439	107,970
•Bear Stearns Asset Backed Securities I Trust
Series 2004-BO1 M4 3.71% (LIBOR01M + 1.20%) 10/25/34	15,525	15,545
Series 2005-AQ1 M3 3.26% (LIBOR01M + 0.75%) 3/25/35	1,104,000	1,074,564
•Bear Stearns Asset Backed Securities Trust 2003-2 Series 2003-2 A3 4.01% (LIBOR01M + 1.50%) 3/25/43	75,126	75,077
•BlueMountain CLO Series 2015-1A A1R 3.77% (LIBOR03M + 1.33%) 4/13/27	700,000	699,683
•CWABS Asset-Backed Certificates Trust Series 2004-6 1A1 3.05% (LIBOR01M + 0.54%) 12/25/34	2,715,276	2,693,212
•Drug Royalty II Series 2014-1 A1 5.29% (LIBOR03M + 2.85%) 7/15/23	56,565	56,927
•GSAA Home Equity Trust Series 2004-11 2A2 3.15% (LIBOR01M + 0.64%) 12/25/34	25,221	25,175
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Halcyon Loan Advisors Funding Series 2012-1A A1 4.12% (LIBOR03M + 1.50%) 8/15/23	136,538	$ 136,522
•Jamestown CLO IV Series 2014-4A A1BR 3.13% (LIBOR03M + 0.69%) 7/15/26	2,486,879	2,478,254
•Navient Private Education Loan Trust
Series 2014-CTA A 3.16% (LIBOR01M + 0.70%) 9/16/24	160,803	161,095
Series 2015-AA A2B 3.66% (LIBOR01M + 1.20%) 12/15/28	1,684,451	1,699,739
φNYMT Residential Series 2016-RP1A A 4.00% 3/25/21	146,864	146,506
•OCP CLO Series 2015-9A A1R 3.24% (LIBOR03M + 0.80%) 7/15/27	2,000,000	1,983,584
•Securitized Asset Backed Receivables,Trust Series 2006-OP1 M1 2.88% (LIBOR01M + 0.37%) 10/25/35	819,123	817,712
•SLM Private Credit Student Loan Trust Series 2005-A A3 2.99% (LIBOR03M + 0.20%) 6/15/23	1,335,376	1,332,094
SoFi Professional Loan Program
Series 2016-F A2 3.02% 2/25/40	2,919,469	2,901,532
Series 2017-D A2FX 2.65% 9/25/40	1,700,000	1,672,914
•Tralee CLO III Series 2014-3A AR 3.50% (LIBOR03M + 1.03%) 10/20/27	4,000,000	3,973,012
•Tralee CLO V Series 2018-5A A1 3.87% (LIBOR03M + 1.10%) 10/20/28	5,100,000	5,050,153
•Venture XVI CLO Series 2014-16A ARR 3.29% (LIBOR03M + 0.85%) 1/15/28	2,000,000	1,981,228
•Venture XVII CLO Series 2014-17A ARR 3.32% (LIBOR03M + 0.88%) 4/15/27	5,000,000	4,951,920
φVOLT LX Series 2017-NPL7 A1 3.25% 6/25/47	798,504	794,631

LVIP PIMCO Low Duration Bond Fund–9

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•WhiteHorse IX Series 2014-9A AR 3.61% (LIBOR03M + 1.16%) 7/17/26	4,369,713	$ 4,365,330
Total Non-Agency Asset-Backed Securities (Cost $49,614,004)		49,499,025
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.25%
•Bear Stearns ARM Trust Series 2003-1 5A1 4.00% 4/25/33	51,245	51,786
♦•CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR18 Series 2003-AR18 2A3 3.92% 7/25/33	6,160	6,156
•Gosforth Funding 2017-1 Series 2017-1A A1A 3.27% (LIBOR03M + 0.47%) 12/19/59	1,251,332	1,252,002
•GSR Mortgage Loan Trust 2005-5F Series 2005-5F 8A1 3.01% (LIBOR01M + 0.50%) 6/25/35	382,423	362,915
•Holmes Master Issuer Series 2018-2A A2 2.86% (LIBOR03M + 0.42%) 10/15/54	10,000,000	10,003,960
•Merrill Lynch Mortgage Investors Trust Series 2003-A3 Series 2003-A3 1A 4.27% 5/25/33	13,559	13,507
•New York Mortgage Trust Series 2005-3 A1 2.99% (LIBOR01M + 0.48%) 2/25/36	591,123	586,088
•Sequoia Mortgage Trust Series 2004-6 A1 3.84% 7/20/34	8,478	8,322
•Structured Asset Mortgage Investments II Trust Series 2005-AR5 A3 2.72% (LIBOR01M + 0.25%) 7/19/35	301,892	296,387
Total Non-Agency Collateralized Mortgage Obligations (Cost $12,546,392)		12,581,123
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.01%
•BAMLL Commercial Mortgage Securities Trust Series 2014-FL1 A 3.71% (LIBOR01M + 1.40%) 12/15/31	1,052,991	1,052,728
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•BX Trust Series 2017-APPL A 3.34% (LIBOR01M + 0.88%) 7/15/34	6,710,525	$ 6,667,253
•GPMT Series 2018-FL1 A 3.38% (LIBOR01M + 0.90%) 11/21/35	2,500,000	2,488,313
•PFP Series 2017-4 A 3.34% (LIBOR01M + 0.88%) 7/14/35	2,057,984	2,053,946
•VMC Finance Series 2018-FL2 A 3.39% (LIBOR01M + 0.92%) 10/15/35	3,000,000	2,998,281
WFRBS Commercial Mortgage Trust Series 2014-C25 ASB 3.37% 11/15/47	5,000,000	5,041,608
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $20,553,258)		20,302,129
ΔSOVEREIGN BONDS–0.97%
India—0.13%
Export-Import Bank of India 2.75% 4/1/20	1,293,000	1,279,129
		1,279,129
Japan—0.44%
Japan Bank for International Cooperation 2.25% 2/24/20	4,500,000	4,476,593
		4,476,593
Republic of Korea—0.40%
Korea National Oil 2.75% 1/23/19	4,000,000	3,999,361
		3,999,361
Total Sovereign Bonds (Cost $9,783,705)		9,755,083
SUPRANATIONAL BANK–1.96%
International Bank for Reconstruction & Development 2.00% 10/30/20	20,000,000	19,767,520
Total Supranational Bank (Cost $19,979,655)		19,767,520
U.S. TREASURY OBLIGATIONS–47.28%
U.S. Treasury Inflation Index Bond 0.63% 4/15/23	24,554,884	24,156,506
U.S. Treasury Inflation Protected Security
0.13% 4/15/22	29,737,708	28,777,815
0.75% 7/15/28	34,351,999	33,644,218

LVIP PIMCO Low Duration Bond Fund–10

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
*1.38% 7/31/19	89,800,000	$ 89,191,395
1.50% 10/31/19	79,600,000	78,873,961
*2.63% 7/31/20	116,800,000	116,957,407
2.63% 8/31/20	41,700,000	41,761,898
*2.75% 9/30/20	63,800,000	64,050,465
Total U.S. Treasury Obligations (Cost $475,915,636)		477,413,665

	Number of Contracts
OPTIONS PURCHASED–0.00%
U.S. Treasury 5yr Future Option Strike Price $120, expiration date 2/22/19, notional amount $1,400,000	1,400	21,875
EUR Call/ USD Put Option Strike Price 1.25 , expiration date 1/22/19, notional amount $7,000,000 JPMC	7,000,000	8
		21,883
PUT OPTIONS PURCHASED–0.00%
U.S. Treasury 2yr Future Option Strike Price $103.5, expiration date 2/22/19, notional amount $600,000	300	300
U.S. Treasury 2yr Future Option Strike Price $103.7, expiration date 2/22/19, notional amount $600,000	300	300
		600
Total Options Purchased (Cost $17,832)		22,483

	Number of Shares
PREFERRED STOCK–0.46%
μGeneral Electric 5.00% 1/21/21	6,000,000	4,597,500
Total Preferred Stock (Cost $6,128,398)		4,597,500
	Number of Shares	Value(U.S. $)
MONEY MARKET FUND–8.13%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	82,129,732	$ 82,129,732
Total Money Market Fund (Cost $82,129,732)		82,129,732

	Principal Amount°
SHORT-TERM INVESTMENTS—40.78%
Discounted Commercial Paper–1.07%
≠AT&T 3.94% 5/28/19	6,000,000	5,922,226
≠VW Credit 3.17% 7/1/19	5,000,000	4,919,743
		10,841,969
Repurchase Agreements–39.71%
Bank of America 2.45%, dated 1/3/19, to be repurchased on 1/4/19, repurchase price $201,013,679 (collateralized by U.S. government obligation 3.00.% 11/15/44; market value $201,804,789.76)	201,000,000	201,000,000
BNP Paribas 2.60%, dated 1/2/19, to be repurchased on 1/3/19, repurchase price $200,014,444 (collateralized by U.S. government obligation 2.25% 8/15/17; market value $203,242,152)	200,000,000	200,000,000
		401,000,000
Total Short-Term Investments (Cost $411,849,827)		411,841,969

TOTAL INVESTMENTS–168.70% (Cost $1,706,578,810)	1,703,551,907

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(68.70%)	(693,758,564)
NET ASSETS APPLICABLE TO 102,193,986 SHARES OUTSTANDING–100.00%	$1,009,793,343
NET ASSET VALUE PER SHARE–LVIP PIMCO LOW DURATION BOND FUND STANDARD CLASS ($493,733,981 / 49,964,683 Shares)	$9.882
LVIP PIMCO Low Duration Bond Fund–11

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
Value(U.S. $)
NET ASSET VALUE PER SHARE–LVIP PIMCO LOW DURATION BOND FUND SERVICE CLASS ($516,059,362 / 52,229,303 Shares)	$9.881
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,022,943,541
Distributable earnings/(accumulated loss)	(13,150,198)
TOTAL NET ASSETS	$1,009,793,343

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2018.
Δ Securities have been classified by country of origin.
* Partially pledged as collateral for open derivatives.
≠ The rate shown is the effective yield at the time of purchase.
★	Includes $4,154,009 cash collateral held at broker for futures contracts, $339,000 cash collateral due to brokers for TBAs, $25,183 cash collateral held at brokers for certain open bilateral derivatives, $4,000 cash collateral held at brokers for swap contracts, $949,165 variation margin due from brokers on centrally cleared interest swap contracts, $626,475,196 payable for securities purchased, $1,086,407 payable for fund shares redeemed, $2,549,262 variation margin due to brokers on future contracts, $10,379 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $86,693 other accrued expenses payable, $543,943 due to manager and affiliates, and $78,078,977 due to custodian as of December 31, 2018.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2018:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	EUR	(17,448,000)	USD	19,888,828	1/11/19	$ —	$ (120,998)
GSI	EUR	(6,613,000)	USD	7,542,984	1/11/19	—	(40,978)
GSI	GBP	(1,970,000)	USD	2,516,405	1/11/19	4,036	—
JPMC	CAD	(2,234,000)	USD	1,684,840	1/11/19	47,945	—
JPMC	CAD	1,641,000	USD	(1,224,024)	1/11/19	—	(21,631)
JPMC	EUR	(11,019,000)	USD	12,538,777	1/11/19	—	(98,103)
JPMC	JPY	(2,905,200,000)	USD	25,681,483	1/11/19	—	(850,085)
JPMC	JPY	2,908,800,000	USD	(26,061,792)	1/11/19	502,652	—
JPMC	MXN	38,000	USD	(1,988)	1/25/19	—	(62)
Total Foreign Currency Exchange Contracts						$554,633	$(1,131,857)
LVIP PIMCO Low Duration Bond Fund–12

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
1,799	90 Day IMM Eurodollar	$ 437,561,775	$ 436,987,049	3/18/19	$ 574,726	$ —
363	90 Day IMM Eurodollar	88,336,050	88,322,860	9/16/19	13,190	—
272	90 Day IMM Eurodollar	66,198,000	66,161,259	12/16/19	36,741	—
(567)	90 Day IMM Eurodollar	(138,128,287)	(137,298,324)	3/16/20	—	(829,963)
(272)	90 Day IMM Eurodollar	(66,320,400)	(66,265,113)	12/14/20	—	(55,287)
1,605	90 Day Sterling	253,312,844	253,396,419	3/20/19	—	(83,575)
(1,605)	90 Day Sterling	(252,814,197)	(252,820,361)	3/18/20	6,164	—
318	Bank Acceptance	56,925,890	56,611,558	12/16/19	314,332	—
114	Bank Acceptance	20,410,526	20,289,608	3/16/20	120,918	—
369	Bank Acceptance	66,072,407	65,592,910	6/15/20	479,497	—
(338)	Long Gilt	(53,063,450)	(52,578,702)	3/27/19	—	(484,748)
(1,369)	U.S. Treasury 10 yr Notes	(167,039,391)	(163,168,056)	3/20/19	—	(3,871,335)
2,060	U.S. Treasury 2 yr Notes	437,363,750	434,716,677	3/29/19	2,647,073	—
(2,691)	U.S. Treasury 5 yr Notes	(308,624,062)	(304,328,072)	3/29/19	—	(4,295,990)
(79)	U.S. Treasury Ultra Bonds	(12,691,844)	(12,024,553)	3/20/19	—	(667,291)
Total Futures Contracts					$4,192,641	$(10,288,189)
LVIP PIMCO Low Duration Bond Fund–13

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Receive Fixed - Pay 1 month LIBOR IRS-(Received quarterly, paid monthly)	6,200,000	(3.00%)	2.61%	12/19/28	$148,397	$101,853	$46,544	$—
OIS IRS-(Semiannual/Quarterly)	421,800,000	(2.69%)	2.18% [4]	9/27/20	2,831,910	—	2,831,910	—
						101,853	2,878,454	—

Reference Obligation/ Payment Frequency (Floating Rate/Floating Rate)	Notional Amount[3]	Floating Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Receive 3 month LIBOR - Pay 1 month LIBOR IRS-(Received quarterly, paid monthly)	954,000,000	(2.33%)	2.09% [5]	6/21/20	$(55,199)	$(143,832)	$88,633	$—
Receive 3 month LIBOR - Pay 1 month LIBOR IRS-(Received quarterly, paid monthly)	164,220,000	(2.61%)	2.32% [6]	5/10/21	5,840	(37,139)	42,979	—
Receive 3 month LIBOR - Pay 1 month LIBOR IRS-(Received quarterly, paid monthly)	82,100,000	(2.62%)	2.31% [7]	5/11/21	9,096	(15,844)	24,940	—
Receive 3 month LIBOR - Pay 1 month LIBOR IRS-(Received quarterly, paid monthly)	102,380,000	(2.61%)	2.31% [6]	5/14/21	(933)	(26,505)	25,572	—
Receive 3 month LIBOR - Pay 1 month LIBOR IRS-(Received quarterly, paid monthly)	71,100,000	(2.65%)	2.30% [8]	5/21/22	74,525	33,690	40,835	—
						(189,630)	222,959	—
Total IRS Contracts						$(87,777)	$3,101,413	$—
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2018.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Rate resets based on FEDLO1–Federal Funds Rate.
[5] Rate resets based on LIBOR01M + 0.125%.
[6] Rate resets based on LIBOR01M + 0.139%.
LVIP PIMCO Low Duration Bond Fund–14

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
[7] Rate resets based on LIBOR01M + 0.136%.
[8] Rate resets based on LIBOR01M + 0.095%.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
BAMLL–Bank of America Merrill Lynch Large Loan
BNP–BNP Paribas
CAD–Canadian Dollar
CLO–Collateralized Loan Obligation
CSFB–Credit Suisse First Boston
EUR–Euro
EUR–Euro
GBP–British Pound Sterling
GNMA–Government National Mortgage Association
GSI–Goldman Sachs International
IMM–International Monetary Market
IRS–Interest Rate Swap
JPMC–JPMorgan Chase
JPY–Japanese Yen
LIBOR–London Interbank Offered Rate
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MXN–Mexican Peso
OIS–Overnight Index Swap
REMICs–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
UBS–Union Bank of Switzerland
USD–United States Dollar
WF–Wells Fargo
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–15

LVIP PIMCO Low Duration Bond Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$ 31,542,335
Dividends	48,275
Foreign Taxes Withheld	(8,149)
31,582,461
EXPENSES:
Management fees	5,252,938
Interest expense on reverse repurchase agreements and securities sold short	2,325,830
Distribution fees-Service Class	1,171,304
Shareholder servicing fees	304,670
Accounting and administration expenses	254,367
Professional fees	82,366
Reports and statements to shareholders	72,394
Trustees’ fees and expenses	34,274
Pricing fees	32,396
Custodian fees	12,927
Consulting fees	2,392
Other	9,324
9,555,182
Less:
Management fees waived	(275,294)
Expenses reimbursed	(109,582)
Total operating expenses	9,170,306
NET INVESTMENT INCOME	22,412,155
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(7,561,155)
Foreign currencies	5,093,918
Foreign currency exchange contracts	(1,423,903)
Futures contracts	(623,565)
Securities sold short	1,156,178
Options purchased	(517,079)
Options written	(10,110)
Swap contracts	(651,775)
Net realized loss	(4,537,491)
Net change in unrealized appreciation (depreciation) of:
Investments	(5,354,039)
Securities sold short	(126,254)
Foreign currencies	(481,564)
Foreign currency exchange contracts	(118,074)
Futures contracts	(6,236,632)
Options purchased	4,651
Options written	(3,710)
Swap contracts	4,894,543
LVIP PIMCO Low Duration Bond Fund
Statement of Operations (continued)

Net change in unrealized appreciation (depreciation)	(7,421,079)
NET REALIZED AND UNREALIZED LOSS	(11,958,570)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 10,453,585
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–16

LVIP PIMCO Low Duration Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 22,412,155	$ 16,995,074
Net realized gain (loss)	(4,537,491)	831,384
Net change in unrealized appreciation (depreciation)	(7,421,079)	(46,934)
Net increase in net assets resulting from operations	10,453,585	17,779,524
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(11,854,555)	(11,178,262)
Service Class	(10,977,959)	(6,502,375)
	(22,832,514)	(17,680,637)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	61,414,495	118,417,604
Service Class	179,327,427	156,330,543
Reinvestment of dividends and distributions:
Standard Class	11,854,555	11,178,262
Service Class	10,977,959	6,502,375
	263,574,436	292,428,784
Cost of shares redeemed:
Standard Class	(227,174,380)	(252,889,114)
Service Class	(102,045,793)	(113,065,695)
	(329,220,173)	(365,954,809)
Decrease in net assets derived from capital share transactions	(65,645,737)	(73,526,025)
NET DECREASE IN NET ASSETS	(78,024,666)	(73,427,138)
NET ASSETS:
Beginning of year	1,087,818,009	1,161,245,147
End of year	$1,009,793,343	$1,087,818,009
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 11 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (11,178,262)
Service Class		(6,502,375)
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–17

LVIP PIMCO Low Duration Bond Fund
Statement of Cash Flows
Year Ended December 31, 2018
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 10,453,585
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	25,410,707,168
Purchase of long-term investments	(25,026,914,244)
Net proceeds (costs) of short-term securities	(491,713,024)
Costs to cover securities sold short	(2,164,834,785)
Proceeds from securities sold short	2,147,684,834
Net amortization of premium/(discount) on investments	(1,195,332)
Non-cash adjustments for income from treasury inflation-protected securities	(143,696)
Net realized (gain) loss from investments	7,561,155
Net realized (gain) loss from securities sold short	(1,156,178)
Net realized (gain) loss from options purchased	517,079
Net realized (gain) loss from options written	10,110
Net change in unrealized (appreciation) depreciation of investments	5,354,039
Net change in unrealized (appreciation) depreciation of securities sold short	126,254
Net change in unrealized (appreciation) depreciation of foreign currencies	481,564
Net change in unrealized (appreciation) depreciation of swap contracts	(4,894,543)
Net change in unrealized (appreciation) depreciation of futures contracts	6,236,632
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	118,074
Net change in unrealized (appreciation) depreciation of options purchased	(4,651)
Net change in unrealized (appreciation) depreciation of options written	3,710
Costs on options purchased, net of sold	(534,910)
Premiums on options written, net of buybacks	(53,888)
(Increase) Decrease in receivable for securities sold	19,334,652
(Increase) Decrease in dividends and interest receivable	(831,282)
Net cash provided by (used for) centrally cleared swap agreement margin flows	4,992,584
Net cash provided by (used for) in futures contracts margin flows	(6,236,632)
Net amortization of upfront payments on swap contracts	(98,041)
Increase (Decrease) in variation margin due to broker on futures contracts	3,037,423
Increase (Decrease) in variation margin due to brokers on centrally cleared interest rate swap contracts	(25,181)
(Increase) Decrease in cash collateral held at brokers for certain open derivatives	(1,100,000)
Increase (Decrease) in cash collateral due to broker for TBA	339,000
(Increase) Decrease in swaps payments receivable	2,472,038
Increase (Decrease) in swaps payments payable	(2,534,901)
Increase (Decrease) in payable for securities purchased	622,594,418
(Increase) Decrease in expense reimbursement receivable from Lincoln Investment Advisors Corporation	(2,390)
Increase (Decrease) in due to manager and affiliates	(9,420)
(Increase) Decrease in prepaid expenses	(6,742)
Increase (Decrease) in other accrued expenses payable	2,059
Increase (Decrease) in interest expenses payable for reverse repurchase agreements and securities sold short	(514,473)
Total adjustments	528,768,480
Cash provided by (used for) operating activities	539,222,065
Impact of foreign currency translation	(481,564)
Cash provided by (used for) financing activities:
Proceeds from reverse repurchase agreements	12,039,729,335
Repayments on reverse repurchase agreements	(12,570,863,098)
Proceeds from shares sold	240,305,433
Cash due to custodian	78,078,977
Shares redeemed	(328,383,111)
Total Cash provided by (used for) financing activities:	(541,132,464)
Net increase (decrease) in cash	(2,391,963)
Cash and foreign currencies at beginning of year	8,544,212
Cash and foreign currencies at end of year	$ 6,152,249
Cash paid during the period for interest expenses	$ 2,840,303
LVIP PIMCO Low Duration Bond Fund–18

LVIP PIMCO Low Duration Bond Fund
Statement of Cash Flows (continued)

The following table provides a reconciliation of cash, foreign currencies, and restricted cash that sum to the total of the same amounts shown above at December 31, 2018:
Foreign currencies, at value	$ 1,969,057
Cash collateral held at broker for futures contracts	4,154,009
Cash collateral held at brokers for swap contracts	4,000
Cash collateral held at brokers for certain bilateral derivatives	25,183
Total Cash, foreign currencies, and restricted cash at end of period	$ 6,152,249
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–19

LVIP PIMCO Low Duration Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Standard Class
Year Ended					5/1/14 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.010	$ 10.018	$ 9.948	$ 9.939	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.225	0.165	0.164	0.134	0.062
Net realized and unrealized gain (loss)	(0.111)	0.005	0.097	0.032	(0.042)
Total from investment operations	0.114	0.170	0.261	0.166	0.020
Less dividends and distributions from:
Net investment income	(0.242)	(0.178)	(0.170)	(0.127)	(0.066)
Net realized gain	—	—	(0.02)	(0.030)	(0.015)
Total dividends and distributions	(0.242)	(0.178)	(0.191)	(0.157)	(0.081)
Net asset value, end of period	$ 9.882	$ 10.010	$ 10.018	$ 9.948	$ 9.939
Total return[3]	1.16%	1.70%	2.63%	1.67%	0.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$493,734	$653,369	$775,966	$791,901	$779,587
Ratio of expenses to average net assets[4]	0.76%	0.71%	0.63%	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.80%	0.75%	0.63%	0.57%	0.57%
Ratio of net investment income to average net assets[5]	2.25%	1.64%	1.63%	1.33%	0.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.21%	1.60%	1.63%	1.33%	0.92%
Portfolio turnover	2,370%	1,302%	817%	489%	1,173%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2018, 2017, 2016, and 2015, and the period May 1, 2014 through December 31, 2014 was 0.54%, 0.54%, 0.54%, 0.54%, and 0.55%, respectively.
[5]	The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2018, 2017, 2016 and 2015, and the period May 1, 2014 through December 31, 2014 was 2.47%, 1.81%, 1.72%, 1.36%, and 0.94%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–20

LVIP PIMCO Low Duration Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Service Class
Year Ended					5/1/14 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.011	$ 10.019	$ 9.950	$ 9.941	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.200	0.140	0.139	0.109	0.045
Net realized and unrealized gain (loss)	(0.111)	0.005	0.097	0.032	(0.040)
Total from investment operations	0.089	0.145	0.236	0.141	0.005
Less dividends and distributions from:
Net investment income	(0.219)	(0.153)	(0.146)	(0.102)	(0.049)
Net realized gain	—	—	(0.021)	(0.030)	(0.015)
Total dividends and distributions	(0.219)	(0.153)	(0.167)	(0.132)	(0.064)
Net asset value, end of period	$ 9.881	$ 10.011	$ 10.019	$ 9.950	$ 9.941
Total return[3]	0.90%	1.45%	2.37%	1.42%	0.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$516,059	$434,449	$385,279	$237,364	$ 57,110
Ratio of expenses to average net assets[4]	1.01%	0.96%	0.88%	0.82%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.00%	0.88%	0.82%	0.82%
Ratio of net investment income to average net assets[5]	2.00%	1.39%	1.38%	1.08%	0.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.35%	1.38%	1.08%	0.67%
Portfolio turnover	2,370%	1,302%	817%	489%	1,173%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The ratio of expenses to average net assets excluding interest expense for the years ended December 31, 2018, 2017, 2016, and 2015, and the period May 1, 2014 through December 31, 2014 was 0.79%, 0.79%, 0.79%, 0.79%, and 0.80%, respectively.
[5]	The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2018, 2017, 2016 and 2015, and the period May 1, 2014 through December 31, 2014 was 2.22%, 1.56%, 1.45%, 1.11%, and 0.69%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–21

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities, interest rate swap contracts and interest rate swap option contracts (“Swaptions”) are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP PIMCO Low Duration Bond Fund–22

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2018, and matured on the next business day.
Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended December 31, 2018, the Fund had average reverse repurchase agreements of $298,315,295, for 183 days that the Fund had reverse repurchase agreements outstanding, for which it paid interest of $2,324,489 at an average annual rate of 1.55%. The interest paid is included in “Interest expense on reverse repurchase agreements and securities sold short” on the Statement of Operations.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.   For the year ended December 31, 2018, the Fund paid $129,861 in interest, which included in “Interest expense on reverse repurchase agreements and securities sold short” on the Statement of Operations.
Cash and Cash Equivalents–Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.50% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $500 million.   The agreement will continue at least through
LVIP PIMCO Low Duration Bond Fund–23

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's operating expenses (excluding interest expense) exceed 0.54% of the average daily net assets for the Standard Class and 0.79% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
Pacific Investment Management Company(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$60,313
Legal	11,817
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $54,627 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 10,379
Management fees payable to LIAC	409,750
Distribution fees payable to LFD	108,086
Printing and mailing fees payable to Lincoln Life	1,069
Shareholder servicing fees payable to Lincoln Life	25,038
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $14,175,785 and securities sales of $126,527,010, which resulted in net realized losses of $115,418.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 490,476,941
Purchases of U.S. government securities	26,308,835,154
Sales other than U.S. government securities	381,761,010
Sales of U.S. government securities	26,514,574,521
LVIP PIMCO Low Duration Bond Fund–24

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,708,855,122
Aggregate unrealized appreciation of investments and derivatives	$ 12,842,013
Aggregate unrealized depreciation of investments and derivatives	(14,910,826)
Net unrealized depreciation of investments and derivatives	$ (2,068,813)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP PIMCO Low Duration Bond Fund–25

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Asset-Backed Security	$ —	$ 1,577,218	$—	$ 1,577,218
Agency Collateralized Mortgage Obligations	—	50,583,483	—	50,583,483
Agency Commercial Mortgage-Backed Security	—	8,490,163	—	8,490,163
Agency Mortgage-Backed Securities	—	115,665,549	—	115,665,549
Agency Obligation	—	28,930,667	—	28,930,667
Corporate Bonds	—	408,094,523	—	408,094,523
Loan Agreement	—	1,584,925	—	1,584,925
Municipal Bond	—	715,150	—	715,150
Non-Agency Asset-Backed Securities	—	49,499,025	—	49,499,025
Non-Agency Collateralized Mortgage Obligations	—	12,581,123	—	12,581,123
Non-Agency Commercial Mortgage-Backed Securities	—	20,302,129	—	20,302,129
Sovereign Bonds	—	9,755,083	—	9,755,083
Supranational Bank	—	19,767,520	—	19,767,520
U.S. Treasury Obligations	—	477,413,665	—	477,413,665
Options Purchased	22,475	8	—	22,483
Preferred Stock	—	4,597,500	—	4,597,500
Money Market Fund	82,129,732	—	—	82,129,732
Short-Term Investment	—	10,841,969	—	10,841,969
Repurchase Agreements	—	401,000,000	—	401,000,000
Total Investments	$82,152,207	$1,621,399,700	$—	$1,703,551,907
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 554,633	$—	$ 554,633
Futures Contracts	$ 4,192,641	$ —	$—	$ 4,192,641
Swap Contracts	$ —	$ 3,101,413	$—	$ 3,101,413
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(1,131,857)	$—	$ (1,131,857)
Futures Contracts	$(10,288,189)	$ —	$—	$(10,288,189)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market on forward contracts, mark-to-market of futures contracts, mark-to-market of options contracts, straddle losses and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$22,832,514	$17,680,637
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 5,880,618
Capital loss carryforward	(15,825,248)
Other temporary differences	(1,126,105)
Net unrealized depreciation	(2,079,463)
Distributable earnings/(accumulated loss)	$(13,150,198)
LVIP PIMCO Low Duration Bond Fund–26

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$11,183,490	$4,641,758	$15,825,248
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	6,133,583	11,703,073
Service Class	17,911,150	15,488,288
Shares reinvested:
Standard Class	1,201,233	1,114,259
Service Class	1,112,548	647,934
	26,358,514	28,953,494
Shares redeemed:
Standard Class	(22,639,763)	(25,005,021)
Service Class	(10,191,057)	(11,194,022)
	(32,830,820)	(36,199,043)
Net decrease	(6,472,306)	(7,245,549)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date, to hedge the U.S. dollar value of securities it already owned that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S.
LVIP PIMCO Low Duration Bond Fund–27

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2018, the Fund pledged $1,943,737 in securities and $4,154,009 in cash as collateral for futures contracts.
During the year ended December 31, 2018, the Fund used futures contracts to to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2018, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2018, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to generate income and to facilitate investments in portfolio securities.
Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2018, the Fund used interest rate swap contracts to to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.
LVIP PIMCO Low Duration Bond Fund–28

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
At December 31, 2018, the Fund pledged $4,121,874 in securities as collateral for open swap contracts. At December 31, 2018, the Fund also pledged $457,790 securities with JPMorgan Chase as collateral for certain open derivatives. The Fund received $339,000 of cash collateral from BNP Paribas as collateral for certain open derivatives. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the counterparty due to any loss on the collateral invested.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$ 554,633	Liabilities net of receivables and other assets	$ (1,131,857)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	4,192,641	Liabilities net of receivables and other assets	(10,288,189)
Options purchased (Currency contracts)	Liabilities net of receivables and other assets	8	Liabilities net of receivables and other assets	—
Options purchased (Interest rate contracts)	Liabilities net of receivables and other assets	22,475	Liabilities net of receivables and other assets	—
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	3,101,413	Liabilities net of receivables and other assets	—
Total		$7,871,170		$(11,420,046)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,423,903)	$ (118,074)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(623,565)	(6,236,632)
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	—	(794)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(517,079)	5,445
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	385,426	—
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(395,536)	(3,710)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(651,775)	4,894,543
Total		$(3,226,432)	$(1,459,222)
LVIP PIMCO Low Duration Bond Fund–29

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$58,926,389	$102,538,631
Futures contracts (average notional value)	1,229,902,271	653,100,334
Options contracts (average value)	89,144	176,977
Interest rate swap contracts (average notional value)*	2,819,853,846	2,373,646,154

*Long represent paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas SA	$ —	$ (120,998)	$(120,998)
Goldman Sachs International	4,036	(40,978)	(36,942)
JPMorgan Chase Bank	550,605	(969,881)	(419,276)
Total	$554,641	$(1,131,857)	$(577,216)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
BNP Paribas SA	$(120,998)	$—	$—	$ —	$—	$(120,998)
Goldman Sachs International	(36,942)	—	—	—	—	(36,942)
JPMorgan Chase Bank	(419,276)	—	—	419,276	—	—
Total	$(577,216)	$—	$—	$419,276	$—	$(157,940)

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
8. Repurchase Agreements
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of December 31, 2018, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:
LVIP PIMCO Low Duration Bond Fund–30

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Repurchase Agreements (continued)
Counterparty	Repurchase Agreement	Fair Value of Non Cash Collateral Received†	Cash Collateral Received	Net Collateral Received	Net Exposure[1]
Bank of America	$201,000,000	$(201,000,000)	$—	$(201,000,000)	$—
BNP Paribas	200,000,000	(200,000,000)	—	(200,000,000)	—
Total	$401,000,000	$(401,000,000)	$—	$(401,000,000)	$—

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
† Forward settling repurchase agreements. Collateral to be delivered on date noted in the Statement of Net Assets.
9.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP PIMCO Low Duration Bond Fund–31

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
11. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
12. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
13. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP PIMCO Low Duration Bond Fund–32

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP PIMCO Low Duration Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP PIMCO Low Duration Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP PIMCO Low Duration Bond Fund–33

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $500 million for the Fund through April 30, 2019. The Board noted that the net
LVIP PIMCO Low Duration Bond Fund–34

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver on assets over $500 million for the Fund and an expense limitation through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Pacific Investment Management Company LLC (“PIMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by PIMCO under the subadvisory agreement. The Board considered the services provided by PIMCO, the backgrounds of the portfolio manager and PIMCO’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the ICE BofAML 1-3 Yr US Treasuries TR USD Index. The Board noted that the Fund’s total return was above the return of the benchmark index and below the Morningstar peer group median for the one year period and above the return of the Morningstar peer group median and the benchmark index for the three year period. The Board determined that the services provided by PIMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which contains a breakpoint and considered the contractual fee rates charged to other funds and accounts with an investment strategy similar to the Fund. The Board considered that LIAC compensates PIMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and PIMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by PIMCO regarding PIMCO’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and PIMCO, an unaffiliated party, and that LIAC compensates PIMCO from its fees. The Board reviewed materials provided by PIMCO as to any additional benefits it receives, and noted that PIMCO stated that it may derive indirect benefits due to an increase in total assets under management and may receive research from trading activity.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP PIMCO Low Duration Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP PIMCO Low Duration Bond Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP PIMCO Low Duration Bond Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP PIMCO Low Duration Bond Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP PIMCO Low Duration Bond Fund–39

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
(formerly, LVIP Select Core Equity Managed Volatility Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
(formerly, LVIP Select Core Equity Managed Volatility Fund)

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (5.85%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund invests predominantly in underlying funds that invest in large cap stocks. The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth relative to its S&P 500 benchmark. During calendar year 2018, exposure to value-oriented equities generally detracted from relative returns, while exposure to growth-oriented equities generally contributed to relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/13 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,970 for the Standard Class shares and to $13,695 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $17,653. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–1

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 5.85%
Five Years	+ 3.84%
Inception (5/1/13)	+ 6.07%
Service Class Shares
One Year	- 6.18%
Five Years	+ 3.48%
Inception (5/1/13)	+ 5.70%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–2

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$942.20	0.10%	$0.49
Service Class Shares	1,000.00	940.60	0.45%	2.20
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.90	0.45%	2.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–3

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Investment Companies	97.66%
Equity Funds	93.05%
Money Market Fund	4.61%
Total Investments	97.66%
Receivables and Other Assets Net of Liabilities	2.34%
Total Net Assets	100.00%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–4

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–97.66%
Equity Funds–93.05%
✠Fidelity ® --
VIP Contrafund® Portfolio	8,213,984	$ 263,915,293
VIP Equity-Income Portfolio	5,549,024	113,033,624
		376,948,917
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.61%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	18,679,081	$ 18,679,081
		18,679,081
Total Investment Companies (Cost $385,217,314)		395,627,998
TOTAL INVESTMENTS–97.66% (Cost $385,217,314)	395,627,998
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.34%	9,465,870
NET ASSETS APPLICABLE TO 33,492,366 SHARES OUTSTANDING–100.00%	$405,093,868
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($108,917 / 9,003 Shares)	$12.098
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($404,984,951 / 33,483,363 Shares)	$12.095
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$376,564,744
Distributable earnings/(accumulated loss)	28,529,124
TOTAL NET ASSETS	$405,093,868

✠ Initial Class.
★	Includes $10,580,686 cash collateral held at broker for futures contracts, $14,135 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1,614,888 variation margin due to broker on futures contracts, $45,099 payable for securities purchased, $12,682 payable for fund shares redeemed, $18,925 other accrued expenses payable and $159,420 due to manager and affiliates as of December 31, 2018.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–5

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(27)	British Pound	$ (2,158,313)	$ (2,140,996)	3/18/19	$ —	$ (17,317)
(25)	Euro	(3,600,781)	(3,583,408)	3/18/19	—	(17,373)
(22)	Japanese Yen	(2,522,025)	(2,450,628)	3/18/19	—	(71,397)
					—	(106,087)
Equity Contracts:
(50)	E-mini MSCI Emerging Markets Index	(2,417,000)	(2,459,215)	3/15/19	42,215	—
(110)	E-mini Russell 2000 Index	(7,419,500)	(7,544,679)	3/15/19	125,179	—
(1,369)	E-mini S&P 500 Index	(171,480,940)	(173,233,327)	3/15/19	1,752,387	—
(148)	E-mini S&P MidCap 400 Index	(24,600,560)	(25,290,963)	3/15/19	690,403	—
(105)	Euro STOXX 50 Index	(3,577,832)	(3,644,485)	3/15/19	66,653	—
(25)	FTSE 100 Index	(2,121,890)	(2,139,268)	3/15/19	17,378	—
(14)	Nikkei 225 Index (OSE)	(2,554,628)	(2,661,849)	3/7/19	107,221	—
					2,801,436	—
Total Futures Contracts					$2,801,436	$(106,087)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.
[2] See Note 7 in Notes to Financial Statements.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–6

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 5,284,030
Interest	7,990
5,292,020
EXPENSES:
Management fees	3,165,491
Distribution fees-Service Class	1,582,312
Shareholder servicing fees	131,142
Accounting and administration expenses	61,689
Professional fees	33,847
Reports and statements to shareholders	33,115
Trustees’ fees and expenses	15,020
Custodian fees	4,406
Consulting fees	3,981
Pricing fees	197
Other	3,808
5,035,008
Less:
Management fees waived	(2,803,721)
Expenses reimbursed	(196,762)
Total operating expenses	2,034,525
NET INVESTMENT INCOME	3,257,495
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	3,642,614
Distributions from investment companies	32,685,283
Foreign currencies	(19,605)
Futures contracts	(254,370)
Net realized gain	36,053,922
Net change in unrealized appreciation (depreciation) of:
Investments	(66,673,440)
Foreign currencies	4,578
Futures contracts	2,407,886
Net change in unrealized appreciation (depreciation)	(64,260,976)
NET REALIZED AND UNREALIZED LOSS	(28,207,054)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,949,559)
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,257,495	$ 3,381,327
Net realized gain	36,053,922	23,950,444
Net change in unrealized appreciation (depreciation)	(64,260,976)	51,564,016
Net increase (decrease) in net assets resulting from operations	(24,949,559)	78,895,787
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(5,601)	(4,204)
Service Class	(19,658,308)	(12,972,459)
	(19,663,909)	(12,976,663)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,186	71
Service Class	27,687,150	20,604,984
Reinvestment of dividends and distributions:
Standard Class	5,601	4,204
Service Class	19,658,308	12,972,459
	47,356,245	33,581,718
Cost of shares redeemed:
Standard Class	(28,907)	(98,219)
Service Class	(71,865,530)	(76,249,435)
	(71,894,437)	(76,347,654)
Decrease in net assets derived from capital share transactions	(24,538,192)	(42,765,936)
NET INCREASE (DECREASE) IN NET ASSETS	(69,151,660)	23,153,188
NET ASSETS:
Beginning of year	474,245,528	451,092,340
End of year	$405,093,868	$474,245,528
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (3,342)
Service Class		(9,995,368)
Net realized gain:
Standard Class		(862)
Service Class		(2,977,091)
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–7

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.486	$ 11.684	$ 11.081	$ 11.839	$ 11.459
Income (loss) from investment operations:
Net investment income[2]	0.145	0.138	0.112	0.119	0.141
Net realized and unrealized gain (loss)	(0.878)	2.086	0.619	(0.688)	0.570
Total from investment operations	(0.733)	2.224	0.731	(0.569)	0.711
Less dividends and distributions from:
Net investment income	(0.175)	(0.336)	(0.128)	(0.189)	(0.331)
Net realized gain	(0.480)	(0.086)	—	—	—
Total dividends and distributions	(0.655)	(0.422)	(0.128)	(0.189)	(0.331)
Net asset value, end of period	$ 12.098	$ 13.486	$ 11.684	$ 11.081	$ 11.839
Total return[3]	(5.85%)	19.03%	6.59%	(4.81%)	6.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 109	$ 138	$ 210	$ 626	$ 448
Ratio of expenses to average net assets[4]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.76%	0.75%	0.75%	0.77%	0.80%
Ratio of net investment income to average net assets	1.07%	1.08%	1.03%	1.02%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.41%	0.43%	0.38%	0.35%	0.50%
Portfolio turnover	43%	11%	44%	7%	6%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–8

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.479	$ 11.681	$ 11.082	$ 11.838	$ 11.459
Income (loss) from investment operations:
Net investment income[2]	0.097	0.094	0.076	0.078	0.100
Net realized and unrealized gain (loss)	(0.874)	2.082	0.612	(0.686)	0.568
Total from investment operations	(0.777)	2.176	0.688	(0.608)	0.668
Less dividends and distributions from:
Net investment income	(0.127)	(0.292)	(0.089)	(0.148)	(0.289)
Net realized gain	(0.480)	(0.086)	—	—	—
Total dividends and distributions	(0.607)	(0.378)	(0.089)	(0.148)	(0.289)
Net asset value, end of period	$ 12.095	$ 13.479	$ 11.681	$ 11.082	$ 11.838
Total return[3]	(6.18%)	18.62%	6.22%	(5.15%)	5.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$404,985	$474,108	$450,882	$443,649	$290,592
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.11%	1.10%	1.10%	1.12%	1.15%
Ratio of net investment income to average net assets	0.72%	0.73%	0.68%	0.67%	0.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.06%	0.08%	0.03%	0.00%	0.15%
Portfolio turnover	43%	11%	44%	7%	6%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–9

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (formerly LVIP Select Core Equity Managed Volatility Fund). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–10

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.70% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.62% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the Fund’s average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$25,838
Legal	5,231
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $24,473 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 14,135
Management fees payable to LIAC	27,682
Distribution fees payable to LFD	121,074
Printing and mailing fees payable to Lincoln Life	630
Shareholder servicing fees payable to Lincoln Life	10,034
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–11

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$184,334,800
Sales	195,238,797
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$404,252,237
Aggregate unrealized appreciation of investments and derivatives	$ 10,517,911
Aggregate unrealized depreciation of investments and derivatives	(19,034,923)
Net unrealized depreciation of investments and derivatives	$ (8,517,012)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$395,627,998	$—	$—	$395,627,998
Derivatives:
Assets:
Futures Contracts	$ 2,801,436	$—	$—	$ 2,801,436
Liabilities:
Futures Contracts	$ (106,087)	$—	$—	$ (106,087)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–12

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$4,201,840	$12,355,669
Long-term capital gains	15,462,069	620,994
Total	$19,663,909	$12,976,663
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,636,948
Undistributed long-term capital gains	35,404,615
Net unrealized depreciation	(8,512,439)
Distributable earnings/(accumulated loss)	$28,529,124
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	426	6
Service Class	2,092,524	1,613,105
Shares reinvested:
Standard Class	420	310
Service Class	1,464,265	959,314
	3,557,635	2,572,735
Shares redeemed:
Standard Class	(2,075)	(8,067)
Service Class	(5,248,344)	(5,996,477)
	(5,250,419)	(6,004,544)
Net decrease	(1,692,784)	(3,431,809)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–13

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$2,801,436	Receivables and other assets net of liabilities	$ —
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(106,087)
Total		$2,801,436		$(106,087)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(643,481)	$2,535,140
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	389,111	(127,254)
Total		$(254,370)	$2,407,886
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$12,256,158	$50,895,206
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years,
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–14

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–16

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–17

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and a benchmark index. The Board considered LIAC’s view that the higher quality bias in the underlying funds was the primary cause of the underperformance in the Fund’s Equity Sleeve. The Board also considered that the Fund had been restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–18

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–23

LVIP SSGA Index Allocation Funds
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Structured Allocation Funds
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Allocation Funds

LVIP SSGA Allocation Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Index Allocation Funds
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Index Allocation Fund returned (4.34)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Conservative Index Allocation Composite1, returned (3.73)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 0.01%.
The LVIP SSGA Moderate Index Allocation Fund returned (6.27)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Moderate Index Allocation Composite3, returned (5.69)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%.
The LVIP SSGA Moderately Aggressive Index Allocation Fund returned (7.42)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Moderately Aggressive Index Allocation Composite4, returned (6.80)% and its broad-based benchmark index, the S&P 500® Index5, returned (4.38)%.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes.
Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The performance of the LVIP SSgA Index Allocation Funds for 2018 was mainly driven by the Funds’ asset allocation and the underlying index funds. The Funds solely utilize passive investment options within their asset allocations. The performance results were in line with their respective benchmarks for U.S. equity, non-U.S. equity and fixed income asset classes. From a return standpoint, fixed income generally outperformed U.S. and non-U.S. equity on a relative basis, however the benefits of diversification were minimal during the year as most major asset classes delivered flat or negative returns.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–1

LVIP SSGA Index Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Index Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,524 for the Standard Class shares and to $14,223 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite did from 8/2/10 through 12/31/18. The same $10,000 investment would have increased to $15,268. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $12,504. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.34%
Five Years	+ 2.90%
Inception (8/2/10)	+ 4.53%
Service Class Shares
One Year	- 4.57%
Five Years	+ 2.64%
Inception (8/2/10)	+ 4.27%
LVIP SSGA Moderate Index Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,849 for the Standard Class shares and to $15,520 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite did from 8/2/10 through 12/31/18. The same $10,000 investment would have increased to $16,784. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $12,504. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective May 1, 2018, the broad-based benchmark for the LVIP SSGA Moderate Index Allocation Fund changed from the S&P 500® Index to the Bloomberg Barclays U.S. Aggregate Bond Index in order to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the S&P 500® Index would have increased to $26,571.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 6.27%
Five Years	+ 3.33%
Inception (8/2/10)	+ 5.62%
Service Class Shares
One Year	- 6.50%
Five Years	+ 3.07%
Inception (8/2/10)	+ 5.36%

LVIP SSGA Allocation Funds–2

LVIP SSGA Index Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,266 for the Standard Class shares and to $15,928 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite did from 8/2/10 through 12/31/18. The same $10,000 investment would have increased to $17,266. For additional comparison, the S&P 500® Index would have increased to $26,571. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 7.42%
Five Years	+ 3.45%
Inception (8/2/10)	+ 5.95%
Service Class Shares
One Year	- 7.66%
Five Years	+ 3.19%
Inception (8/2/10)	+ 5.68%
1.The Conservative Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE®NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
2.The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.
3.The Moderate Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 24% S&P 500®Index, 6% S&P MidCap 400®Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
4.The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Index Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400®Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. TIPS Index.
5.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Allocation Funds–3

LVIP SSGA Structured Allocation Funds
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Structured Allocation Fund returned (5.01)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Conservative Structured Allocation Composite1, returned (3.73)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 0.01%.
The LVIP SSGA Moderate Structured Allocation Fund returned (7.12)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Moderate Structured Allocation Composite3, returned (5.69)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%.
The LVIP SSGA Moderately Aggressive Structured Allocation Fund returned (8.20)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Moderately Aggressive Structured Allocation Composite4, returned (6.80)% and its broad-based benchmark index, the S&P 500® Index5, returned (4.38)%.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP SSGA Conservative Structured Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,403 for the Standard Class shares and to $14,105 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite did from 8/2/10 through 12/31/18. The same $10,000 investment would have increased to $15,268. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $12,504. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 5.01%
Five Years	+ 2.89%
Inception (8/2/10)	+ 4.43%
Service Class Shares
One Year	- 5.25%
Five Years	+ 2.63%
Inception (8/2/10)	+ 4.17%

LVIP SSGA Allocation Funds–4

LVIP SSGA Structured Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderate Structured Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,689 for the Standard Class shares and to $15,363 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite did from 8/2/10 through 12/31/18. The same $10,000 investment would have increased to $16,784. For additional comparison, the Bloomberg Barclays U.S. Aggregate Bond Index would have increased to $12,504. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective May 1, 2018, the broad-based benchmark for the LVIP SSGA Moderate Structured Allocation Fund changed from the S&P 500® Index to the Bloomberg Barclays U.S. Aggregate Bond Index in order to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the S&P 500® Index would have increased to $26,571.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 7.12%
Five Years	+ 3.36%
Inception (8/2/10)	+ 5.49%
Service Class Shares
One Year	- 7.36%
Five Years	+ 3.10%
Inception (8/2/10)	+ 5.23%
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Growth of $10,000 invested 8/2/10 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,318 for the Standard Class shares and to $15,979 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite did from 8/2/10 through 12/31/18. The same $10,000 investment would have increased to $17,266. For additional comparison, the S&P 500® Index would have increased to $26,571. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 8.20%
Five Years	+ 3.44%
Inception (8/2/10)	+ 5.99%
Service Class Shares
One Year	- 8.43%
Five Years	+ 3.18%
Inception (8/2/10)	+ 5.72%
1.The Conservative Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.

LVIP SSGA Allocation Funds–5

LVIP SSGA Structured Allocation Funds
2018 Annual Report Commentary (unaudited) (continued)
2.The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.
3.The Moderate Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays U.S. TIPS Index.
4.The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Structured Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. TIPS Index.
5.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP SSGA Allocation Funds–6

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
LVIP SSGA Conservative Index Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$965.30	0.20%	$0.99
Service Class Shares	1,000.00	964.10	0.45%	2.23
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29
LVIP SSGA Moderate Index Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$941.10	0.21%	$1.03
Service Class Shares	1,000.00	940.00	0.46%	2.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35
LVIP SSGA Moderately Aggressive Index Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$930.40	0.21%	$1.02
Service Class Shares	1,000.00	929.10	0.46%	2.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35

LVIP SSGA Allocation Funds–7

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Conservative Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$963.70	0.23%	$1.14
Service Class Shares	1,000.00	962.40	0.48%	2.37
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.23%	$1.17
Service Class Shares	1,000.00	1,022.80	0.48%	2.45
LVIP SSGA Moderate Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$940.10	0.20%	$0.98
Service Class Shares	1,000.00	938.90	0.45%	2.20
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$930.90	0.21%	$1.02
Service Class Shares	1,000.00	929.70	0.46%	2.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Allocation Funds–8

LVIP SSGA Index Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP SSGA Conservative Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	85.95%
Investment Companies	85.95%
Equity Funds	21.05%
Fixed Income Fund	50.94%
International Equity Fund	13.96%
Unaffiliated Investments	14.10%
Investment Companies	14.10%
Fixed Income Fund	10.13%
International Equity Fund	3.97%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%
LVIP SSGA Moderate Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	83.71%
Investment Companies	83.71%
Equity Funds	32.79%
Fixed Income Fund	30.81%
International Equity Fund	20.11%
Unaffiliated Investments	16.19%
Investment Companies	16.19%
Fixed Income Fund	10.20%
International Equity Fund	5.99%
Total Investments	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	84.72%
Investment Companies	84.72%
Equity Funds	36.82%
Fixed Income Fund	25.72%
International Equity Fund	22.18%
Unaffiliated Investments	15.12%
Investment Companies	15.12%
Fixed Income Fund	5.10%
International Equity Fund	10.02%
Total Investments	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–9

LVIP SSGA Structured Allocation Funds
Security Type/Sector Allocations (unaudited) (continued)
As of December 31, 2018
LVIP SSGA Conservative Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	89.98%
Investment Companies	89.98%
Equity Funds	20.99%
Fixed Income Fund	50.94%
International Equity Funds	18.05%
Unaffiliated Investment	10.11%
Investment Company	10.11%
Fixed Income Fund	10.11%
Total Investments	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%
LVIP SSGA Moderate Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	100.07%
Investment Companies	100.07%
Equity Funds	32.73%
Fixed Income Funds	41.03%
International Equity Funds	26.31%
Unaffiliated Investment	0.00%
Investment Company	0.00%
Money Market Fund	0.00%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.91%
Investment Companies	94.91%
Equity Funds	36.64%
Fixed Income Fund	25.76%
International Equity Funds	32.51%
Unaffiliated Investment	5.12%
Investment Company	5.12%
Fixed Income Fund	5.12%
Total Investments	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–10

LVIP SSGA Conservative Index Allocation Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–85.95%
INVESTMENT COMPANIES–85.95%
Equity Funds–21.05%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	279,734	$ 2,996,510
LVIP SSGA S&P 500 Index Fund	1,012,931	17,116,513
LVIP SSGA Small-Cap Index Fund	73,729	1,981,818
		22,094,841
Fixed Income Fund–50.94%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	4,913,391	53,462,610
		53,462,610
International Equity Fund–13.96%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,763,941	14,647,771
		14,647,771
Total Affiliated Investments (Cost $82,465,409)		90,205,222

	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS–14.10%
INVESTMENT COMPANIES–14.10%
Fixed Income Fund–10.13%
SPDR® Bloomberg Barclays TIPS ETF	197,261	$ 10,630,395
		10,630,395
International Equity Fund–3.97%
iShares Core MSCI Emerging Markets ETF	88,247	4,160,846
		4,160,846
Total Unaffiliated Investments (Cost $14,813,296)		14,791,241
TOTAL INVESTMENTS–100.05% (Cost $97,278,705)	104,996,463
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(47,828)
NET ASSETS APPLICABLE TO 8,633,229 SHARES OUTSTANDING–100.00%	$104,948,635

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–11

LVIP SSGA Moderate Index Allocation Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–83.71%
INVESTMENT COMPANIES–83.71%
Equity Funds–32.79%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,078,881	$ 22,268,975
LVIP SSGA S&P 500 Index Fund	5,313,324	89,784,554
LVIP SSGA Small-Cap Index Fund	547,985	14,729,826
		126,783,355
Fixed Income Fund–30.81%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	10,946,655	119,110,557
		119,110,557
International Equity Fund–20.11%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	9,362,253	77,744,148
		77,744,148
Total Affiliated Investments (Cost $291,843,361)		323,638,060

	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS–16.19%
INVESTMENT COMPANIES–16.19%
Fixed Income Fund–10.20%
SPDR® Bloomberg Barclays TIPS ETF	731,565	$ 39,424,038
		39,424,038
International Equity Fund–5.99%
iShares Core MSCI Emerging Markets ETF	491,135	23,157,015
		23,157,015
Total Unaffiliated Investments (Cost $63,874,468)		62,581,053
TOTAL INVESTMENTS–99.90% (Cost $355,717,829)	386,219,113
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	375,097
NET ASSETS APPLICABLE TO 28,936,820 SHARES OUTSTANDING–100.00%	$386,594,210

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–12

LVIP SSGA Moderately Aggressive Index Allocation Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–84.72%
INVESTMENT COMPANIES–84.72%
Equity Funds–36.82%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,295,905	$ 24,593,732
LVIP SSGA S&P 500 Index Fund	5,447,286	92,048,244
LVIP SSGA Small-Cap Index Fund	648,650	17,435,695
		134,077,671
Fixed Income Fund–25.72%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	8,607,999	93,663,637
		93,663,637
International Equity Fund–22.18%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	9,728,339	80,784,129
		80,784,129
Total Affiliated Investments (Cost $275,623,416)		308,525,437

	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS–15.12%
INVESTMENT COMPANIES–15.12%
Fixed Income Fund–5.10%
SPDR® Bloomberg Barclays TIPS ETF	345,116	$ 18,598,301
		18,598,301
International Equity Fund–10.02%
iShares Core MSCI Emerging Markets ETF	773,713	36,480,568
		36,480,568
Total Unaffiliated Investments (Cost $55,644,277)		55,078,869
TOTAL INVESTMENTS–99.84% (Cost $331,267,693)	363,604,306
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.16%	584,500
NET ASSETS APPLICABLE TO 26,632,080 SHARES OUTSTANDING–100.00%	$364,188,806

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–13

LVIP SSGA Conservative Structured Allocation Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–89.98%
INVESTMENT COMPANIES–89.98%
Equity Funds–20.99%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	1,217,257	$ 13,830,478
LVIP SSGA Mid-Cap Index Fund	321,490	3,443,798
LVIP SSGA S&P 500 Index Fund	821,801	13,886,795
LVIP SSGA Small-Cap Index Fund	127,093	3,416,263
LVIP SSGA Small-Mid Cap 200 Fund	311,015	3,412,761
		37,990,095
Fixed Income Fund–50.94%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	8,473,500	92,200,153
		92,200,153
International Equity Funds–18.05%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	1,699,177	12,658,867
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	889,722	$ 7,374,904
LVIP SSGA International Index Fund	1,520,955	12,630,016
		32,663,787
Total Affiliated Investments (Cost $155,208,079)		162,854,035

UNAFFILIATED INVESTMENT–10.11%
INVESTMENT COMPANY–10.11%
Fixed Income Fund–10.11%
SPDR® Bloomberg Barclays TIPS ETF	339,638	18,303,092
Total Unaffiliated Investment (Cost $18,605,799)		18,303,092
TOTAL INVESTMENTS–100.09% (Cost $173,813,878)	181,157,127
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(159,169)
NET ASSETS APPLICABLE TO 16,479,837 SHARES OUTSTANDING–100.00%	$180,997,958

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–14

LVIP SSGA Moderate Structured Allocation Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–100.07%
INVESTMENT COMPANIES–100.07%
Equity Funds–32.73%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	8,302,658	$ 94,334,801
LVIP SSGA Mid-Cap Index Fund	2,924,011	31,322,003
LVIP SSGA S&P 500 Index Fund	5,605,372	94,719,587
LVIP SSGA Small-Cap Index Fund	867,021	23,305,515
LVIP SSGA Small-Mid Cap 200 Fund	2,121,530	23,279,549
		266,961,455
Fixed Income Funds–41.03%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	23,107,953	251,437,637
SPDR® Bloomberg Barclays TIPS ETF	1,543,912	83,201,418
		334,639,055
International Equity Funds–26.31%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	11,037,510	82,229,449
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	6,067,445	$ 50,293,053
LVIP SSGA International Index Fund	9,880,097	82,044,320
		214,566,822
Total Affiliated Investments (Cost $776,647,500)		816,167,332

UNAFFILIATED INVESTMENT–0.00%
INVESTMENT COMPANY–0.00%
Money Market Fund–0.00%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	22,460	22,460
Total Unaffiliated Investment (Cost $22,460)		22,460
TOTAL INVESTMENTS–100.07% (Cost $776,669,960)	816,189,792
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(536,106)
NET ASSETS APPLICABLE TO 69,978,889 SHARES OUTSTANDING–100.00%	$815,653,686

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–15

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.91%
INVESTMENT COMPANIES–94.91%
Equity Funds–36.64%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	5,407,695	$ 61,442,228
LVIP SSGA Mid-Cap Index Fund	1,757,904	18,830,664
LVIP SSGA S&P 500 Index Fund	3,650,867	61,692,348
LVIP SSGA Small-Cap Index Fund	694,905	18,679,057
LVIP SSGA Small-Mid Cap 200 Fund	1,700,421	18,658,719
		179,303,016
Fixed Income Fund–25.76%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	11,585,666	126,063,634
		126,063,634
International Equity Funds–32.51%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	7,303,594	54,411,777
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	6,084,244	$ 50,432,294
LVIP SSGA International Index Fund	6,537,619	54,288,389
		159,132,460
Total Affiliated Investments (Cost $435,338,101)		464,499,110

UNAFFILIATED INVESTMENT–5.12%
INVESTMENT COMPANY–5.12%
Fixed Income Fund–5.12%
SPDR® Bloomberg Barclays TIPS ETF	464,415	25,027,324
Total Unaffiliated Investment (Cost $25,620,598)		25,027,324
TOTAL INVESTMENTS–100.03% (Cost $460,958,699)	489,526,434
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(129,150)
NET ASSETS APPLICABLE TO 40,749,951 SHARES OUTSTANDING–100.00%	$489,397,284

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–16

LVIP SSGA Allocation Funds
Statements of Assets and Liabilities
December 31, 2018
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
ASSETS:
Affiliated investments, at value	$ 90,205,222	$323,638,060	$308,525,437	$162,854,035	$816,167,332	$464,499,110
Unaffiliated investments, at value	14,791,241	62,581,053	55,078,869	18,303,092	22,460	25,027,324
Cash	20,245	—	306,894	—	180,489	—
Receivable for fund shares sold	17,592	544,688	728,363	9,368	9,281	337,369
Prepaid expenses	404	1,496	1,379	720	3,287	2,001
Dividends and interest receivable	396	57	117	—	18	6
Receivable for securities sold	—	98,707	—	81,983	73,778	61,679
TOTAL ASSETS	105,035,100	386,864,061	364,641,059	181,249,198	816,456,645	489,927,489
LIABILITIES:
Due to manager and affiliates	27,960	110,918	96,140	63,050	282,537	165,081
Payable for securities purchased	20,208	—	306,729	—	276,676	—
Payable for fund shares redeemed	19,542	42,128	30,425	87,186	225,376	283,529
Other accrued expenses payable	18,755	17,963	18,959	18,963	18,370	19,850
Due to custodian	—	98,842	—	82,041	—	61,745
TOTAL LIABILITIES	86,465	269,851	452,253	251,240	802,959	530,205
TOTAL NET ASSETS	$104,948,635	$386,594,210	$364,188,806	$180,997,958	$815,653,686	$489,397,284
Affiliated investments, at cost	$ 82,465,409	$291,843,361	$275,623,416	$155,208,079	$776,647,500	$435,338,101
Unaffiliated investments, at cost	14,813,296	63,874,468	55,644,277	18,605,799	22,460	25,620,598
Standard Class:
Net Assets	$ 32,361,093	$142,597,037	$154,120,197	$ 18,119,452	$ 93,677,633	$ 78,667,232
Shares Outstanding	2,661,861	10,671,817	11,258,725	1,649,779	8,034,768	6,548,210
Net Asset Value Per Share	$ 12.157	$ 13.362	$ 13.689	$ 10.983	$ 11.659	$ 12.014
Service Class:
Net Assets	$ 72,587,542	$243,997,173	$210,068,609	$162,878,506	$721,976,053	$410,730,052
Shares Outstanding	5,971,368	18,265,003	15,373,355	14,830,058	61,944,121	34,201,741
Net Asset Value Per Share	$ 12.156	$ 13.359	$ 13.664	$ 10.983	$ 11.655	$ 12.009
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$ 99,104,142	$358,946,078	$334,334,376	$177,124,239	$783,714,738	$472,032,332
Distributable earnings/(accumulated loss)	5,844,493	27,648,132	29,854,430	3,873,719	31,938,948	17,364,952
TOTAL NET ASSETS	$104,948,635	$386,594,210	$364,188,806	$180,997,958	$815,653,686	$489,397,284
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–17

LVIP SSGA Allocation Funds
Statements of Operations
Year Ended December 31, 2018
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 2,338,797	$ 7,908,550	$ 7,113,215	$ 4,690,951	$ 23,614,276	$ 13,883,452
Dividends from unaffiliated investments	415,485	1,699,681	1,423,948	553,605	840	758,505
Interest	23	82	77	16	119	56
	2,754,305	9,608,313	8,537,240	5,244,572	23,615,235	14,642,013
EXPENSES:
Management fees	273,385	983,675	902,248	503,113	2,268,375	1,370,394
Distribution fees-Service Class	193,462	645,837	523,249	458,610	2,026,259	1,165,867
Accounting and administration expenses	37,773	57,146	54,949	44,209	93,403	68,190
Shareholder servicing fees	31,713	114,106	104,661	58,361	263,131	158,966
Professional fees	23,491	28,222	27,739	24,851	35,846	30,473
Reports and statements to shareholders	8,145	17,545	15,545	11,311	55,919	21,074
Trustees’ fees and expenses	3,629	12,822	11,747	6,656	29,957	18,043
Custodian fees	3,014	2,610	3,479	4,425	7,728	6,703
Consulting fees	1,815	1,971	1,950	1,879	2,312	2,080
Pricing fees	5	6	6	3	5	—
Other	947	2,965	2,735	2,149	10,576	6,349
	577,379	1,866,905	1,648,308	1,115,567	4,793,511	2,848,139
Less:
Management fees waived	(109,354)	(393,470)	(360,899)	(201,245)	(907,350)	(548,158)
Expenses reimbursed	(55,855)	—	—	—	—	—
Total operating expenses	412,170	1,473,435	1,287,409	914,322	3,886,161	2,299,981
NET INVESTMENT INCOME	2,342,135	8,134,878	7,249,831	4,330,250	19,729,074	12,342,032
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(218,705)	(669,215)	(393,875)	1,554,934	7,210,860	2,618,259
Sale of unaffiliated investments	(77,869)	(246,787)	(178,473)	(130,415)	(2)	(190,830)
Distributions from affiliated investments	604,504	3,739,896	3,923,429	2,013,725	14,129,724	9,427,980
Net realized gain	307,930	2,823,894	3,351,081	3,438,244	21,340,582	11,855,409
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(6,379,883)	(31,590,336)	(31,408,522)	(17,429,218)	(106,344,001)	(68,896,117)
Unaffiliated investments	(1,188,649)	(5,820,774)	(7,261,639)	(744,836)	—	(992,204)
LVIP SSGA Allocation Funds–18

LVIP SSGA Allocation Funds
Statements of Operations (continued)

	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Net change in unrealized appreciation (depreciation)	(7,568,532)	(37,411,110)	(38,670,161)	(18,174,054)	(106,344,001)	(69,888,321)
NET REALIZED AND UNREALIZED LOSS	(7,260,602)	(34,587,216)	(35,319,080)	(14,735,810)	(85,003,419)	(58,032,912)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,918,467)	$(26,452,338)	$(28,069,249)	$(10,405,560)	$ (65,274,345)	$(45,690,880)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–19

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,342,135	$ 2,079,401	$ 8,134,878	$ 6,917,385	$ 7,249,831	$ 6,170,822
Net realized gain	307,930	536,102	2,823,894	1,284,084	3,351,081	1,299,725
Net change in unrealized appreciation (depreciation)	(7,568,532)	7,483,985	(37,411,110)	37,233,452	(38,670,161)	39,948,599
Net increase (decrease) in net assets resulting from operations	(4,918,467)	10,099,488	(26,452,338)	45,434,921	(28,069,249)	47,419,146
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(945,808)	(690,783)	(3,906,005)	(2,994,130)	(4,089,469)	(3,413,551)
Service Class	(1,945,376)	(1,739,151)	(6,109,863)	(5,676,261)	(5,073,390)	(4,497,676)
	(2,891,184)	(2,429,934)	(10,015,868)	(8,670,391)	(9,162,859)	(7,911,227)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,176,825	8,285,970	39,507,683	37,723,422	36,266,949	32,050,335
Service Class	14,448,885	10,834,892	48,803,331	40,624,759	55,000,326	24,858,011
Reinvestment of dividends and distributions:
Standard Class	945,808	690,783	3,906,005	2,994,130	4,089,469	3,413,551
Service Class	1,945,376	1,739,151	6,109,863	5,676,261	5,073,390	4,497,676
	27,516,894	21,550,796	98,326,882	87,018,572	100,430,134	64,819,573
Cost of shares redeemed:
Standard Class	(5,412,464)	(1,940,099)	(10,332,343)	(9,800,077)	(11,744,990)	(5,872,897)
Service Class	(17,687,975)	(14,833,703)	(43,204,739)	(38,657,642)	(33,477,121)	(26,437,636)
	(23,100,439)	(16,773,802)	(53,537,082)	(48,457,719)	(45,222,111)	(32,310,533)
Increase (decrease) in net assets derived from capital share transactions	4,416,455	4,776,994	44,789,800	38,560,853	55,208,023	32,509,040
NET INCREASE (DECREASE) IN NET ASSETS	(3,393,196)	12,446,548	8,321,594	75,325,383	17,975,915	72,016,959
NET ASSETS:
Beginning of year	108,341,831	95,895,283	378,272,616	302,947,233	346,212,891	274,195,932
End of year	$104,948,635	$ 108,341,831	$386,594,210	$ 378,272,616	$364,188,806	$ 346,212,891
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 8 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (615,144)		$ (2,558,280)		$ (2,860,330)
Service Class		(1,521,621)		(4,747,203)		(3,673,122)
Net realized gain:
Standard Class		(75,639)		(435,850)		(553,221)
Service Class		(217,530)		(929,058)		(824,554)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–20

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets (continued)
	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,330,250	$ 4,530,965	$ 19,729,074	$ 20,133,857	$ 12,342,032	$ 11,827,221
Net realized gain	3,438,244	4,659,087	21,340,582	25,982,955	11,855,409	13,328,734
Net change in unrealized appreciation (depreciation)	(18,174,054)	9,896,165	(106,344,001)	65,444,701	(69,888,321)	46,602,474
Net increase (decrease) in net assets resulting from operations	(10,405,560)	19,086,217	(65,274,345)	111,561,513	(45,690,880)	71,758,429
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(739,487)	(747,914)	(4,420,459)	(4,903,287)	(3,244,363)	(4,130,263)
Service Class	(6,433,578)	(8,256,486)	(32,745,950)	(44,104,167)	(16,014,151)	(25,780,784)
	(7,173,065)	(9,004,400)	(37,166,409)	(49,007,454)	(19,258,514)	(29,911,047)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,552,856	3,050,368	15,997,496	17,235,017	16,569,094	15,270,944
Service Class	12,330,421	19,751,123	40,843,813	56,730,628	37,531,900	50,539,196
Reinvestment of dividends and distributions:
Standard Class	739,487	747,914	4,420,459	4,903,287	3,244,363	4,130,263
Service Class	6,433,578	8,256,486	32,745,950	44,104,167	16,014,151	25,780,784
	23,056,342	31,805,891	94,007,718	122,973,099	73,359,508	95,721,187
Cost of shares redeemed:
Standard Class	(1,885,819)	(969,228)	(8,556,560)	(3,964,657)	(7,781,180)	(3,518,951)
Service Class	(38,824,224)	(33,304,050)	(121,361,428)	(114,779,450)	(77,489,145)	(62,629,591)
	(40,710,043)	(34,273,278)	(129,917,988)	(118,744,107)	(85,270,325)	(66,148,542)
Increase (decrease) in net assets derived from capital share transactions	(17,653,701)	(2,467,387)	(35,910,270)	4,228,992	(11,910,817)	29,572,645
NET INCREASE (DECREASE) IN NET ASSETS	(35,232,326)	7,614,430	(138,351,024)	66,783,051	(76,860,211)	71,420,027
NET ASSETS:
Beginning of year	216,230,284	208,615,854	954,004,710	887,221,659	566,257,495	494,837,468
End of year	$180,997,958	$ 216,230,284	$ 815,653,686	$ 954,004,710	$489,397,284	$ 566,257,495
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 8 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (572,194)		$ (3,532,973)		$ (3,021,389)
Service Class		(6,086,364)		(30,636,359)		(18,102,244)
Net realized gain:
Standard Class		(175,720)		(1,370,314)		(1,108,874)
Service Class		(2,170,122)		(13,467,808)		(7,678,540)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–21

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.090	$ 12.117	$ 11.876	$ 12.260	$ 11.996
Income (loss) from investment operations:
Net investment income[1]	0.300	0.287	0.261	0.244	0.225
Net realized and unrealized gain (loss)	(0.867)	1.011	0.333	(0.359)	0.342
Total from investment operations	(0.567)	1.298	0.594	(0.115)	0.567
Less dividends and distributions from:
Net investment income	(0.307)	(0.288)	(0.262)	(0.250)	(0.223)
Net realized gain	(0.059)	(0.037)	(0.091)	(0.019)	(0.080)
Total dividends and distributions	(0.366)	(0.325)	(0.353)	(0.269)	(0.303)
Net asset value, end of period	$ 12.157	$ 13.090	$ 12.117	$ 11.876	$ 12.260
Total return[2]	(4.34%)	10.72%	5.01%	(0.94%)	4.73%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 32,361	$ 29,018	$20,170	$ 13,664	$11,603
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.35%	0.34%	0.33%	0.33%	0.34%
Ratio of net investment income to average net assets	2.32%	2.24%	2.13%	1.97%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.17%	2.10%	2.00%	1.84%	1.68%
Portfolio turnover	20%	15%	18%	22%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–22

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.086	$ 12.115	$ 11.875	$ 12.258	$ 11.995
Income (loss) from investment operations:
Net investment income[1]	0.267	0.254	0.229	0.213	0.194
Net realized and unrealized gain (loss)	(0.864)	1.010	0.334	(0.358)	0.341
Total from investment operations	(0.597)	1.264	0.563	(0.145)	0.535
Less dividends and distributions from:
Net investment income	(0.274)	(0.256)	(0.232)	(0.219)	(0.192)
Net realized gain	(0.059)	(0.037)	(0.091)	(0.019)	(0.080)
Total dividends and distributions	(0.333)	(0.293)	(0.323)	(0.238)	(0.272)
Net asset value, end of period	$ 12.156	$ 13.086	$ 12.115	$ 11.875	$ 12.258
Total return[2]	(4.57%)	10.44%	4.74%	(1.19%)	4.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 72,588	$ 79,324	$75,725	$ 69,586	$65,920
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.60%	0.59%	0.58%	0.58%	0.59%
Ratio of net investment income to average net assets	2.07%	1.99%	1.88%	1.72%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.92%	1.85%	1.75%	1.59%	1.43%
Portfolio turnover	20%	15%	18%	22%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–23

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 14.659	$ 13.119	$ 12.703	$ 13.159	$ 12.905
Income (loss) from investment operations:
Net investment income[1]	0.325	0.311	0.287	0.246	0.251
Net realized and unrealized gain (loss)	(1.255)	1.597	0.556	(0.440)	0.319
Total from investment operations	(0.930)	1.908	0.843	(0.194)	0.570
Less dividends and distributions from:
Net investment income	(0.324)	(0.313)	(0.273)	(0.236)	(0.272)
Net realized gain	(0.043)	(0.055)	(0.154)	(0.026)	(0.044)
Total dividends and distributions	(0.367)	(0.368)	(0.427)	(0.262)	(0.316)
Net asset value, end of period	$ 13.362	$ 14.659	$ 13.119	$ 12.703	$ 13.159
Total return[2]	(6.27%)	14.55%	6.65%	(1.48%)	4.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$142,597	$122,827	$81,080	$ 51,915	$32,003
Ratio of expenses to average net assets[3]	0.21%	0.20%	0.19%	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	2.23%	2.20%	2.20%	1.85%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.13%	2.10%	2.10%	1.75%	1.78%
Portfolio turnover	11%	11%	10%	17%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–24

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 14.653	$ 13.116	$ 12.702	$ 13.156	$ 12.903
Income (loss) from investment operations:
Net investment income[1]	0.288	0.275	0.253	0.213	0.216
Net realized and unrealized gain (loss)	(1.251)	1.595	0.555	(0.438)	0.320
Total from investment operations	(0.963)	1.870	0.808	(0.225)	0.536
Less dividends and distributions from:
Net investment income	(0.288)	(0.278)	(0.240)	(0.203)	(0.239)
Net realized gain	(0.043)	(0.055)	(0.154)	(0.026)	(0.044)
Total dividends and distributions	(0.331)	(0.333)	(0.394)	(0.229)	(0.283)
Net asset value, end of period	$ 13.359	$ 14.653	$ 13.116	$ 12.702	$ 13.156
Total return[2]	(6.50%)	14.27%	6.37%	(1.71%)	4.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$243,997	$255,446	$221,867	$207,474	$206,432
Ratio of expenses to average net assets[3]	0.46%	0.45%	0.44%	0.44%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.98%	1.95%	1.95%	1.60%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.88%	1.85%	1.85%	1.50%	1.53%
Portfolio turnover	11%	11%	10%	17%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–25

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 15.191	$ 13.311	$ 12.833	$ 13.380	$ 13.192
Income (loss) from investment operations:
Net investment income[1]	0.325	0.313	0.291	0.258	0.259
Net realized and unrealized gain (loss)	(1.466)	1.944	0.652	(0.529)	0.272
Total from investment operations	(1.141)	2.257	0.943	(0.271)	0.531
Less dividends and distributions from:
Net investment income	(0.315)	(0.314)	(0.283)	(0.250)	(0.291)
Net realized gain	(0.046)	(0.063)	(0.182)	(0.026)	(0.052)
Total dividends and distributions	(0.361)	(0.377)	(0.465)	(0.276)	(0.343)
Net asset value, end of period	$ 13.689	$ 15.191	$ 13.311	$ 12.833	$ 13.380
Total return[2]	(7.42%)	16.97%	7.37%	(2.04%)	4.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$154,120	$141,716	$97,140	$ 66,606	$42,380
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.19%	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	2.16%	2.16%	2.21%	1.91%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.06%	2.06%	2.11%	1.81%	1.81%
Portfolio turnover	11%	10%	10%	20%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–26

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 15.164	$ 13.291	$ 12.815	$ 13.361	$ 13.174
Income (loss) from investment operations:
Net investment income[1]	0.287	0.275	0.257	0.224	0.224
Net realized and unrealized gain (loss)	(1.461)	1.938	0.652	(0.528)	0.272
Total from investment operations	(1.174)	2.213	0.909	(0.304)	0.496
Less dividends and distributions from:
Net investment income	(0.280)	(0.277)	(0.251)	(0.216)	(0.257)
Net realized gain	(0.046)	(0.063)	(0.182)	(0.026)	(0.052)
Total dividends and distributions	(0.326)	(0.340)	(0.433)	(0.242)	(0.309)
Net asset value, end of period	$ 13.664	$ 15.164	$ 13.291	$ 12.815	$ 13.361
Total return[2]	(7.66%)	16.67%	7.11%	(2.28%)	3.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$210,069	$204,497	$177,056	$168,948	$176,575
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.44%	0.44%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.56%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.91%	1.19%	1.96%	1.66%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.81%	1.81%	1.86%	1.56%	1.56%
Portfolio turnover	11%	10%	10%	20%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–27

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.054	$ 11.489	$ 11.265	$ 11.877	$ 11.682
Income (loss) from investment operations:
Net investment income[1]	0.282	0.286	0.259	0.247	0.234
Net realized and unrealized gain (loss)	(0.882)	0.826	0.509	(0.468)	0.412
Total from investment operations	(0.600)	1.112	0.768	(0.221)	0.646
Less dividends and distributions from:
Net investment income	(0.348)	(0.411)	(0.265)	(0.310)	(0.296)
Net realized gain	(0.123)	(0.136)	(0.279)	(0.081)	(0.155)
Total dividends and distributions	(0.471)	(0.547)	(0.544)	(0.391)	(0.451)
Net asset value, end of period	$ 10.983	$ 12.054	$ 11.489	$ 11.265	$ 11.877
Total return[2]	(5.01%)	9.70%	6.84%	(1.86%)	5.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 18,119	$17,372	$13,873	$ 9,094	$ 8,095
Ratio of expenses to average net assets[3]	0.23%	0.21%	0.20%	0.19%	0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.33%	0.31%	0.30%	0.29%	0.29%
Ratio of net investment income to average net assets	2.38%	2.37%	2.23%	2.07%	1.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.28%	2.27%	2.13%	1.97%	1.83%
Portfolio turnover	11%	12%	17%	22%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–28

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.051	$ 11.487	$ 11.264	$ 11.875	$ 11.681
Income (loss) from investment operations:
Net investment income[1]	0.252	0.255	0.229	0.217	0.203
Net realized and unrealized gain (loss)	(0.880)	0.825	0.509	(0.466)	0.412
Total from investment operations	(0.628)	1.080	0.738	(0.249)	0.615
Less dividends and distributions from:
Net investment income	(0.317)	(0.380)	(0.236)	(0.281)	(0.266)
Net realized gain	(0.123)	(0.136)	(0.279)	(0.081)	(0.155)
Total dividends and distributions	(0.440)	(0.516)	(0.515)	(0.362)	(0.421)
Net asset value, end of period	$ 10.983	$ 12.051	$ 11.487	$ 11.264	$ 11.875
Total return[2]	(5.25%)	9.43%	6.57%	(2.10%)	5.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$162,879	$198,858	$194,743	$186,076	$202,181
Ratio of expenses to average net assets[3]	0.48%	0.46%	0.45%	0.44%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.58%	0.56%	0.55%	0.54%	0.54%
Ratio of net investment income to average net assets	2.13%	2.12%	1.98%	1.82%	1.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.03%	2.02%	1.88%	1.72%	1.58%
Portfolio turnover	11%	12%	17%	22%	16%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–29

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.162	$ 12.285	$ 11.863	$ 12.650	$ 12.426
Income (loss) from investment operations:
Net investment income[1]	0.300	0.315	0.274	0.264	0.259
Net realized and unrealized gain (loss)	(1.229)	1.293	0.816	(0.603)	0.432
Total from investment operations	(0.929)	1.608	1.090	(0.339)	0.691
Less dividends and distributions from:
Net investment income	(0.400)	(0.518)	(0.286)	(0.360)	(0.352)
Net realized gain	(0.174)	(0.213)	(0.382)	(0.088)	(0.115)
Total dividends and distributions	(0.574)	(0.731)	(0.668)	(0.448)	(0.467)
Net asset value, end of period	$ 11.659	$ 13.162	$ 12.285	$ 11.863	$ 12.650
Total return[2]	(7.12%)	13.15%	9.27%	(2.69%)	5.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 93,678	$ 93,340	$70,035	$ 52,020	$39,714
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.18%	0.17%	0.17%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.28%	0.27%	0.27%
Ratio of net investment income to average net assets	2.40%	2.41%	2.24%	2.08%	2.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.30%	2.31%	2.14%	1.98%	1.92%
Portfolio turnover	11%	11%	12%	17%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–30

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.154	$ 12.280	$ 11.859	$ 12.646	$ 12.423
Income (loss) from investment operations:
Net investment income[1]	0.288	0.282	0.242	0.232	0.226
Net realized and unrealized gain (loss)	(1.246)	1.290	0.817	(0.603)	0.432
Total from investment operations	(0.958)	1.572	1.059	(0.371)	0.658
Less dividends and distributions from:
Net investment income	(0.367)	(0.485)	(0.256)	(0.328)	(0.320)
Net realized gain	(0.174)	(0.213)	(0.382)	(0.088)	(0.115)
Total dividends and distributions	(0.541)	(0.698)	(0.638)	(0.416)	(0.435)
Net asset value, end of period	$ 11.655	$ 13.154	$ 12.280	$ 11.859	$ 12.646
Total return[2]	(7.36%)	12.86%	9.01%	(2.95%)	5.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$721,976	$860,665	$817,187	$805,329	$886,843
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.43%	0.42%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.55%	0.53%	0.52%	0.52%
Ratio of net investment income to average net assets	2.15%	2.16%	1.99%	1.83%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.05%	2.06%	1.89%	1.73%	1.67%
Portfolio turnover	11%	11%	12%	17%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–31

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.646	$ 12.567	$ 12.036	$ 12.945	$ 12.803
Income (loss) from investment operations:
Net investment income[1]	0.332	0.333	0.291	0.300	0.292
Net realized and unrealized gain (loss)	(1.447)	1.531	0.957	(0.749)	0.385
Total from investment operations	(1.115)	1.864	1.248	(0.449)	0.677
Less dividends and distributions from:
Net investment income	(0.435)	(0.558)	(0.300)	(0.403)	(0.385)
Net realized gain	(0.082)	(0.227)	(0.417)	(0.057)	(0.150)
Total dividends and distributions	(0.517)	(0.785)	(0.717)	(0.460)	(0.535)
Net asset value, end of period	$ 12.014	$ 13.646	$ 12.567	$ 12.036	$ 12.945
Total return[2]	(8.20%)	14.89%	10.48%	(3.48%)	5.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 78,667	$ 76,979	$ 56,314	$ 37,405	$28,117
Ratio of expenses to average net assets[3]	0.21%	0.20%	0.18%	0.18%	0.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.28%	0.28%	0.28%
Ratio of net investment income to average net assets	2.46%	2.46%	2.35%	2.31%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.36%	2.36%	2.25%	2.21%	2.11%
Portfolio turnover	14%	12%	15%	15%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–32

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.636	$ 12.560	$ 12.032	$ 12.940	$ 12.799
Income (loss) from investment operations:
Net investment income[1]	0.298	0.298	0.259	0.267	0.257
Net realized and unrealized gain (loss)	(1.443)	1.529	0.955	(0.748)	0.386
Total from investment operations	(1.145)	1.827	1.214	(0.481)	0.643
Less dividends and distributions from:
Net investment income	(0.400)	(0.524)	(0.269)	(0.370)	(0.352)
Net realized gain	(0.082)	(0.227)	(0.417)	(0.057)	(0.150)
Total dividends and distributions	(0.482)	(0.751)	(0.686)	(0.427)	(0.502)
Net asset value, end of period	$ 12.009	$ 13.636	$ 12.560	$ 12.032	$ 12.940
Total return[2]	(8.43%)	14.61%	10.20%	(3.72%)	5.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$410,730	$489,278	$438,523	$425,106	$451,218
Ratio of expenses to average net assets[3]	0.46%	0.45%	0.43%	0.43%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.21%	2.21%	2.10%	2.06%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	2.11%	2.00%	1.96%	1.86%
Portfolio turnover	14%	12%	15%	15%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–33

LVIP SSGA Allocation Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in investment companies, including exchange-traded funds (“ETFs”), and mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP SSGA Conservative Index Allocation Fund and LVIP SSGA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.
The investment objective of the LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2018, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Allocation Funds–34

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of each Fund's average daily net assets. This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the LVIP SSGA Conservative Index Allocation Fund to the extent that annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management Inc. (“SSGA”) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSGA under the consulting agreement.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Administrative	$6,275	$22,175	$20,373	$11,534	$51,837	$31,201
Legal	1,262	4,445	4,086	2,330	10,450	6,280
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2018, these fees were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Printing and mailing	$4,419	$11,632	$9,857	$6,885	$45,612	$13,811
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
LVIP SSGA Allocation Funds–35

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, each Fund had liabilities payable to affiliates as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Management fees payable to LIAC	$ 9,883	$49,484	$45,146	$23,328	$105,165	$63,652
Distribution fees payable to LFD	15,554	52,148	42,586	35,041	155,274	89,000
Printing and mailing fees payable to Lincoln Life	(77)	(281)	(320)	171	1,766	123
Shareholder servicing fees payable to Lincoln Life	2,600	9,567	8,728	4,510	20,332	12,306
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$901,973	$3,067,683	$2,087,299	$ 407,914	$ 403,644	$529,733
Sales	789,218	1,108,579	910,313	1,110,136	2,681,730	842,743
Net realized loss	(38,559)	(71,858)	(53,245)	(40,523)	(170,742)	(37,126)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP SSGA Allocation Funds–36

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
LVIP SSGA Conservative Index Allocation Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-85.95%@
Equity Funds-21.05%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 3,255,264	$ 1,099,977	$ 756,970	$ 9,602	$ (611,363)	$ 2,996,510	279,734	$ 48,155	$200,105
✧✧LVIP SSGA S&P 500 Index Fund	18,546,850	4,513,776	4,544,896	256,207	(1,655,424)	17,116,513	1,012,931	346,144	329,971
✧✧LVIP SSGA Small-Cap Index Fund	2,171,703	737,031	610,483	51,338	(367,771)	1,981,818	73,729	22,712	74,428
Fixed Income Fund-50.94%@
✧✧LVIP SSGA Bond Index Fund	53,644,893	12,172,645	10,723,809	(431,532)	(1,199,587)	53,462,610	4,913,391	1,487,659	—
International Equity Fund-13.96%@
✧✧LVIP SSGA International Index Fund	15,291,408	4,580,682	2,574,261	(104,320)	(2,545,738)	14,647,771	1,763,941	434,127	—
Total	$92,910,118	$23,104,111	$19,210,419	$(218,705)	$(6,379,883)	$90,205,222		$2,338,797	$604,504

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
LVIP SSGA Moderate Index Allocation Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-83.71%@
Equity Funds-32.79%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 22,744,435	$ 6,961,742	$ 2,878,540	$ (14,478)	$ (4,544,184)	$ 22,268,975	2,078,881	$ 355,428	$1,474,864
✧✧LVIP SSGA S&P 500 Index Fund	91,466,013	18,879,795	12,805,615	120,856	(7,876,495)	89,784,554	5,313,324	1,803,334	1,716,430
✧✧LVIP SSGA Small-Cap Index Fund	15,173,953	4,673,097	2,662,965	64,329	(2,518,588)	14,729,826	547,985	167,640	548,602
Fixed Income Fund-30.81%@
✧✧LVIP SSGA Bond Index Fund	112,442,283	24,767,859	14,594,750	(640,666)	(2,864,169)	119,110,557	10,946,655	3,293,288	—
International Equity Fund-20.11%@
✧✧LVIP SSGA International Index Fund	76,314,402	20,426,461	5,010,558	(199,256)	(13,786,900)	77,744,148	9,362,253	2,288,860	—
Total	$318,141,086	$75,708,954	$37,952,428	$(669,215)	$(31,590,336)	$323,638,060		$7,908,550	$3,739,896

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–37

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-84.72%@
Equity Funds-36.82%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 24,231,097	$ 8,112,079	$ 2,921,025	$ 2,737	$ (4,831,156)	$ 24,593,732	2,295,905	$ 375,964	$1,581,738
✧✧LVIP SSGA S&P 500 Index Fund	90,481,518	21,194,445	12,078,269	168,989	(7,718,439)	92,048,244	5,447,286	1,771,252	1,711,740
✧✧LVIP SSGA Small-Cap Index Fund	17,320,408	5,829,873	2,943,171	90,633	(2,862,048)	17,435,695	648,650	189,996	629,951
Fixed Income Fund-25.72%@
✧✧LVIP SSGA Bond Index Fund	85,567,321	22,624,150	11,893,354	(491,019)	(2,143,461)	93,663,637	8,607,999	2,489,950	—
International Equity Fund-22.18%@
✧✧LVIP SSGA International Index Fund	76,655,975	22,631,540	4,484,753	(165,215)	(13,853,418)	80,784,129	9,728,339	2,286,053	—
Total	$294,256,319	$80,392,087	$34,320,572	$(393,875)	$(31,408,522)	$308,525,437		$7,113,215	$3,923,429

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
LVIP SSGA Conservative Structured Allocation Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-89.98%@
Equity Funds-20.99%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 17,453,702	$ 2,654,679	$ 3,331,468	$ (3,598)	$ (2,942,837)	$ 13,830,478	1,217,257	$ 346,221	$ 927,932
✧✧LVIP SSGA Mid-Cap Index Fund	4,349,596	749,578	957,818	108,773	(806,332)	3,443,798	321,490	55,798	239,268
✧✧LVIP SSGA S&P 500 Index Fund	17,493,843	1,555,349	4,072,111	1,520,173	(2,610,459)	13,886,795	821,801	283,120	279,421
✧✧LVIP SSGA Small-Cap Index Fund	4,352,882	755,719	1,155,970	384,380	(920,748)	3,416,263	127,093	39,475	133,280
✧✧LVIP SSGA Small-Mid Cap 200 Fund	4,346,682	770,907	1,014,813	55,932	(745,947)	3,412,761	311,015	122,893	93,245
Fixed Income Fund-50.94%@
✧✧LVIP SSGA Bond Index Fund	107,504,572	7,881,675	20,037,658	(753,626)	(2,394,810)	92,200,153	8,473,500	2,590,041	—
International Equity Funds-18.05%@
✧✧LVIP SSGA Developed International 150 Fund	15,299,104	2,760,605	2,342,918	52,381	(3,110,305)	12,658,867	1,699,177	512,535	340,579
✧✧LVIP SSGA Emerging Markets 100 Fund	8,830,546	1,606,502	1,680,298	(35,276)	(1,346,570)	7,374,904	889,722	362,413	—
✧✧LVIP SSGA International Index Fund	15,323,977	2,110,547	2,479,093	225,795	(2,551,210)	12,630,016	1,520,955	378,455	—
Total	$194,954,904	$20,845,561	$37,072,147	$1,554,934	$(17,429,218)	$162,854,035		$4,690,951	$2,013,725

LVIP SSGA Allocation Funds–38

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Conservative Structured Allocation Fund (continued)
@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
LVIP SSGA Moderate Structured Allocation Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-100.07%@
Equity Funds-32.73%@
✧✧LVIP SSGA Large Cap 100 Fund	$115,164,122	$14,720,961	$ 15,447,833	$ 94,383	$ (20,196,832)	$ 94,334,801	8,302,658	$ 2,346,752	$ 6,312,363
✧✧LVIP SSGA Mid-Cap Index Fund	38,268,075	5,714,727	6,289,881	802,299	(7,173,217)	31,322,003	2,924,011	504,312	2,173,043
✧✧LVIP SSGA S&P 500 Index Fund	115,425,510	7,284,591	20,431,077	7,055,711	(14,615,148)	94,719,587	5,605,372	1,919,067	1,904,204
✧✧LVIP SSGA Small-Cap Index Fund	28,722,690	4,333,532	6,051,813	1,932,954	(5,631,848)	23,305,515	867,021	267,593	907,631
✧✧LVIP SSGA Small-Mid Cap 200 Fund	28,682,225	4,685,557	5,385,662	266,409	(4,968,980)	23,279,549	2,121,530	833,008	633,398
Fixed Income Funds-41.03%@
✧✧LVIP SSGA Bond Index Fund	283,747,261	20,247,284	44,230,754	(1,959,249)	(6,366,905)	251,437,637	23,107,953	7,023,566	—
✧✧SPDR® Bloomberg Barclays TIPS ETF	94,120,650	5,178,323	12,161,401	(818,358)	(3,117,796)	83,201,418	1,543,912	2,503,745	—
International Equity Funds-26.31%@
✧✧LVIP SSGA Developed International 150 Fund	96,144,405	15,200,495	9,235,262	(204,828)	(19,675,361)	82,229,449	11,037,510	3,312,532	2,199,085
✧✧LVIP SSGA Emerging Markets 100 Fund	58,271,949	9,522,469	8,081,746	(251,634)	(9,167,985)	50,293,053	6,067,445	2,458,879	—
✧✧LVIP SSGA International Index Fund	96,299,467	10,973,555	10,091,946	293,173	(15,429,929)	82,044,320	9,880,097	2,444,822	—
Total	$954,846,354	$97,861,494	$137,407,375	$ 7,210,860	$(106,344,001)	$816,167,332		$23,614,276	$14,129,724

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–39

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.91%@
Equity Funds-36.64%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 73,807,803	$10,774,966	$ 9,861,492	$ (230,035)	$(13,049,014)	$ 61,442,228	5,407,695	$ 1,542,978	$4,146,442
✧✧LVIP SSGA Mid-Cap Index Fund	22,639,702	3,779,539	3,699,480	319,480	(4,208,577)	18,830,664	1,757,904	306,084	1,317,169
✧✧LVIP SSGA S&P 500 Index Fund	73,974,160	5,793,770	13,008,226	3,265,081	(8,332,437)	61,692,348	3,650,867	1,261,784	1,250,240
✧✧LVIP SSGA Small-Cap Index Fund	22,656,206	3,819,790	4,771,988	1,093,719	(4,118,670)	18,679,057	694,905	216,552	733,574
✧✧LVIP SSGA Small-Mid Cap 200 Fund	22,624,619	4,176,354	4,318,854	74,506	(3,897,906)	18,658,719	1,700,421	674,097	512,273
Fixed Income Fund-25.76%@
✧✧LVIP SSGA Bond Index Fund	139,899,379	13,571,626	23,263,766	(930,465)	(3,213,140)	126,063,634	11,585,666	3,551,875	—
International Equity Funds-32.51%@
✧✧LVIP SSGA Developed International 150 Fund	62,569,539	11,059,948	5,890,048	(324,367)	(13,003,295)	54,411,777	7,303,594	2,211,099	1,468,282
✧✧LVIP SSGA Emerging Markets 100 Fund	57,459,745	10,795,991	8,262,235	(435,071)	(9,126,136)	50,432,294	6,084,244	2,486,848	—
✧✧LVIP SSGA International Index Fund	62,669,644	8,200,921	6,420,645	(214,589)	(9,946,942)	54,288,389	6,537,619	1,632,135	—
Total	$538,300,797	$71,972,905	$79,496,734	$2,618,259	$(68,896,117)	$464,499,110		$13,883,452	$9,427,980

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$26,865,060	$90,560,499	$96,488,144	$22,070,692	$ 97,861,494	$74,195,312
Sales	21,981,250	44,490,731	39,976,182	40,508,729	137,407,375	83,351,353
LVIP SSGA Allocation Funds–40

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Funds were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Cost of investments	$100,063,817	$361,871,736	$337,399,327	$180,030,346	$801,378,625	$481,411,301
Aggregate unrealized appreciation of investments	$ 6,689,741	$ 29,868,468	$ 29,932,245	$ 4,235,837	$ 34,392,796	$ 19,862,764
Aggregate unrealized depreciation of investments	(1,757,095)	(5,521,091)	(3,727,266)	(3,109,056)	(19,581,629)	(11,747,631)
Net unrealized appreciation of investments	$ 4,932,646	$ 24,347,377	$ 26,204,979	$ 1,126,781	$ 14,811,167	$ 8,115,133
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Investments:
Assets:
Affiliated Investment Companies	$ 90,205,222	$323,638,060	$308,525,437	$162,854,035	$816,167,332	$464,499,110
Unaffiliated Investment Companies	14,791,241	62,581,053	55,078,869	18,303,092	22,460	25,027,324
Total Investments	$104,996,463	$386,219,113	$363,604,306	$181,157,127	$816,189,792	$489,526,434
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP SSGA Allocation Funds–41

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Year ended December 31, 2018
Ordinary income	$2,447,763	$ 8,845,468	$8,035,821	$5,143,839	$25,248,838	$15,987,041
Long-term capital gains	443,421	1,170,400	1,127,038	2,029,226	11,917,571	3,271,473
Total	$2,891,184	$10,015,868	$9,162,859	$7,173,065	$37,166,409	$19,258,514
Year ended December 31, 2017
Ordinary income	$2,219,387	$ 7,621,726	$6,792,059	$6,822,172	$34,534,177	$21,631,348
Long-term capital gains	210,547	1,048,665	1,119,168	2,182,228	14,473,277	8,279,699
Total	$2,429,934	$ 8,670,391	$7,911,227	$9,004,400	$49,007,454	$29,911,047
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Undistributed ordinary income	$ 98,630	$ 74,037	$ 127,125	$ 30,997	$ 229,450	$ 138,735
Undistributed long-term capital gains	813,217	3,226,718	3,522,326	2,715,941	16,898,331	9,111,084
Net unrealized appreciation	4,932,646	24,347,377	26,204,979	1,126,781	14,811,167	8,115,133
Distributable earnings/(accumulated loss)	$5,844,493	$27,648,132	$29,854,430	$3,873,719	$31,938,948	$17,364,952
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
LVIP SSGA Allocation Funds–42

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	788,676	651,649	2,713,182	2,682,117	2,406,220	2,212,964
Service Class	1,119,958	843,599	3,339,637	2,895,128	3,740,289	1,707,893
Shares reinvested:
Standard Class	77,284	52,782	291,026	204,472	296,804	225,164
Service Class	158,789	132,959	454,464	387,987	368,451	297,406
	2,144,707	1,680,989	6,798,309	6,169,704	6,811,764	4,443,427
Shares redeemed:
Standard Class	(420,932)	(152,259)	(711,209)	(688,045)	(773,418)	(406,705)
Service Class	(1,369,076)	(1,165,547)	(2,961,831)	(2,766,093)	(2,221,027)	(1,841,577)
	(1,790,008)	(1,317,806)	(3,673,040)	(3,454,138)	(2,994,445)	(2,248,282)
Net increase (decrease)	354,699	363,183	3,125,269	2,715,566	3,817,319	2,195,145

	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	300,833	252,069	1,228,902	1,321,636	1,226,547	1,118,126
Service Class	1,041,005	1,639,208	3,158,662	4,350,084	2,779,041	3,751,296
Shares reinvested:
Standard Class	66,353	61,884	369,287	371,864	266,973	302,263
Service Class	575,652	683,435	2,728,351	3,348,403	1,315,799	1,888,912
	1,983,843	2,636,596	7,485,202	9,391,987	5,588,360	7,060,597
Shares redeemed:
Standard Class	(158,604)	(80,278)	(655,051)	(302,750)	(586,379)	(260,534)
Service Class	(3,288,299)	(2,774,368)	(9,373,063)	(8,816,652)	(5,773,467)	(4,673,534)
	(3,446,903)	(2,854,646)	(10,028,114)	(9,119,402)	(6,359,846)	(4,934,068)
Net increase (decrease)	(1,463,060)	(218,050)	(2,542,912)	272,585	(771,486)	2,126,529
7. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
8. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
9. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years,
LVIP SSGA Allocation Funds–43

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 9. Recent Accounting Pronouncements (continued)
beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
10. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP SSGA Allocation Funds–44

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP SSGA Allocation Funds–45

LVIP SSGA Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance-Index Allocation Funds. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP SSGA Conservative Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Index Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board noted LIAC’s comments that underperformance compared to the custom index was a result of the underlying funds’ fees and cash position and that underperformance compared to peers was due to the Fund’s 100% passive implementation. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Index Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one year period and below the return of the Morningstar peer group median and the benchmark index for the three and five year periods. The Board noted LIAC’s
LVIP SSGA Allocation Funds–46

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
comments that underperformance compared to the custom index was a result of the underlying funds’ fees and cash position and that underperformance compared to peers was due to the Fund’s 100% passive implementation. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderately Aggressive Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Index Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one and three year periods and below the return of the Morningstar peer group median and the benchmark index for the five year period. The Board considered LIAC’s comments that underperformance compared to the custom index was primarily a result of the underlying funds’ fees and cash position. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee-Index Allocation Funds. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019. The Board noted that the net investment management fee for each Fund, giving effect to each Fund’s advisory fee waiver, was higher than the median net investment management fee of the respective Morningstar peer group. The Board also noted that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale-Index Allocation Funds. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019 for each Fund and an expense limitation through April 30, 2019 for the LVIP SSGA Conservative Index Allocation Fund and concluded that economies of scale were appropriately shared with investors.
Performance-Structured Allocation Funds. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP SSGA Conservative Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Structured Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was due to the Fund’s value style and small cap biases during periods when large cap stocks generally outperformed. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Structured Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board considered LIAC’s comments that underperformance was due to the Fund’s value style and small cap biases during periods when large cap stocks generally outperformed. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderately Aggressive Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Structured Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the three and five year periods and below the return of the Morningstar peer group median and the benchmark index for the one year period. The Board considered LIAC’s comments that underperformance was due to the Fund’s value style and small cap biases during periods when large cap stocks generally outperformed. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee-Structured Allocation Funds. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019. The Board noted that the
LVIP SSGA Allocation Funds–47

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
net investment management fee for each Fund, giving effect to each Fund’s advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale-Structured Allocation Funds. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP SSGA Allocation Funds–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA Allocation Funds–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA Allocation Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA Allocation Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Allocation Funds–52

LVIP SSGA Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Bond Index Fund

LVIP SSGA Bond Index Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Bond Index Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (0.32%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.
The Fed hiked rates another 25 basis points (bps) to 1.75% in March, also marking Jerome Powell’s first Federal Open Market Committee (FOMC) meeting as chairperson. The move had been fully priced in by the market, following strong jobs data with non-farm payrolls posting a 313,000 rise in February. The Trump administration announced steel and aluminum tariffs, targeting overcapacity in the global market. US Treasuries saw higher yields across the curve. Benchmark 10-year rates were up 33 bps to 2.74%, having hit a high of 2.95% in February.
Over the second quarter, the US economy displayed continued resilience with measures such as retail sales and the manufacturing and services purchasing managers’ indices (PMIs) continuing to show strength. In the labor market, concerns about wages that had persisted since the start of the year faded as 632,000 new jobs were added during the quarter. Geopolitics remained prevalent over domestic issues as China and the US traded tariff announcements and President Trump pulled the US out of the Iran nuclear deal.
Trade concerns continued in the third quarter which prevented Treasury yields from pushing meaningfully higher for the first half of July as the US approached its tariff enactment on US$34 billion of Chinese goods. Nonetheless, the Fed’s June meeting showed continued commitment to the gradual removal of monetary accommodation moving forward as the economy remained ‘very strong.’ August’s non-farm payrolls release came in stronger than expected at 201k new jobs (versus 190k consensus). Conversely, inflation data underwhelmed for the month as both core and headline CPI missed expectations at 0.1% and 0.2% month on month, respectively. Optimism surrounding NAFTA negotiations and a stronger-than-expected jobs data release reversed the rally in the rates over August as the US 10-year yield pushed higher towards 3% at the beginning of September. In line with expectations, the FOMC voted unanimously to increase the target fed funds rate to 2.00% - 2.25% at its September meeting. Quarter on quarter, the 2s30s (2-year and 30-year bonds) curve spread tightened to 38 bps.
The fourth quarter started on a positive note as the US, Mexico and Canada announced a revised North American Free Trade Agreement, named the US-Mexico-Canada Agreement (USMCA) in October. However, rates sold off in the start of the quarter despite a weaker-than-expected non-farm payroll release (134k new jobs versus 185k expectations) as investors focused on the lower-than-expected unemployment rate of 3.7%. The trade tension with China eased as President Trump and Chinese President Xi Jinping agreed on a 90-day new tariffs ceasefire. The year ended with a sustained rally in US rates as investor looked for safe haven driven by a partial US government shutdown and a continued slide in WTI Oil prices. US 10 year yield closed the year at ~2.68%, 28 bps higher compared to the previous year end, while the US 2s30s curve flattened by 33 bps.
Federal Reserve rate hikes, fiscal policy expectation and asset selection were the primary drivers of Fund performance during the Reporting Period. The Fund’s performance delivered within the tracking error expectation. Over the course of 2018 the US treasury curve flattened (long term yields fell more than short term yields) as the Federal Reserve raised rates four times over the course of the year. The Fund’s performance benefited from the drop in US treasury yields at the end of the year but the deterioration in credit spreads negatively impacted the Fund’s performance.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael J. Burnell
Marc Di Cosimo
Michael Pryzgoda
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Bond Index Fund–1

LVIP SSGA Bond Index Fund
2018 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Bond Index Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,424 for the Standard Class shares and to $13,093 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $14,075. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 0.32%
Five Years	+ 2.21%
Ten Years	+ 2.99%
Service Class Shares
One Year	- 0.58%
Five Years	+ 1.95%
Ten Years	+ 2.73%
1 The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.
LVIP SSGA Bond Index Fund–2

LVIP SSGA Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,015.00	0.35%	$1.78
Service Class Shares	1,000.00	1,013.70	0.60%	3.05
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.35%	$1.79
Service Class Shares	1,000.00	1,022.20	0.60%	3.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Bond Index Fund–3

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Agency Commercial Mortgage-Backed Securities	0.81%
Agency Mortgage-Backed Securities	27.67%
Agency Obligations	1.36%
Corporate Bonds	25.78%
Advertising	0.03%
Aerospace & Defense	0.44%
Agriculture	0.28%
Airlines	0.08%
Apparel	0.02%
Auto Manufacturers	0.51%
Auto Parts & Equipment	0.03%
Banks	6.08%
Beverages	0.66%
Biotechnology	0.40%
Building Materials	0.07%
Chemicals	0.36%
Commercial Services	0.21%
Computers	0.59%
Cosmetics & Personal Care	0.15%
Distribution/Wholesale	0.01%
Diversified Financial Services	0.92%
Electric	1.64%
Electrical Components & Equipment	0.02%
Electronics	0.15%
Engineering & Construction	0.01%
Environmental Control	0.07%
Food	0.42%
Forest Products & Paper	0.08%
Gas	0.12%
Hand Machine Tools	0.01%
Health Care Products	0.45%
Health Care Services	0.48%
Home Builders	0.01%
Home Furnishings	0.01%
Household Products Wares	0.05%
Housewares	0.01%
Insurance	0.78%
Internet	0.29%
Investment Company Security	0.01%
Iron & Steel	0.08%
Leisure Time	0.01%
Lodging	0.04%
Machinery Construction & Mining	0.13%
Machinery Diversified	0.15%
Media	0.97%
Metal Fabricate & Hardware	0.02%
Mining	0.14%
Miscellaneous Manufacturing	0.29%
Oil & Gas	1.61%
Oil & Gas Services	0.10%
Packaging & Containers	0.05%
Pharmaceuticals	1.41%
Pipelines	0.97%
Private Equity	0.00%
Real Estate	0.01%
Real Estate Investment Trusts	0.85%
Retail	0.75%
Savings & Loans	0.01%
Semiconductors	0.42%
Software	0.65%
Telecommunications	1.09%
Textiles	0.01%
Toys Games Hobbies	0.01%
Transportation	0.52%
Trucking & Leasing	0.01%
Water	0.03%
Municipal Bonds	0.68%
Non-Agency Asset-Backed Securities	0.45%
Non-Agency Commercial Mortgage-Backed Securities	1.17%
Regional Bonds	0.28%
Sovereign Bonds	1.35%
Supranational Banks	1.51%
U.S. Treasury Obligations	38.34%
Money Market Fund	0.48%
Total Investments	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	68.59%
AAA	4.45%
AA	5.45%
A	12.28%
BBB	9.16%
Non-Rated	0.07%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Bond Index Fund–4

LVIP SSGA Bond Index Fund
Statement of Net Assets
December 31, 2018
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.81%
Fannie Mae-Aces
Series 2011-M8 A2 2.92% 8/25/21	449,647	$ 451,090
•Series 2013-M12 APT 2.40% 3/25/23	446,157	438,427
•Series 2014-M2 A2 3.51% 12/25/23	1,258,249	1,287,990
•Series 2014-M4 A2 3.35% 3/25/24	1,000,000	1,019,768
Series 2015-M1 A2 2.53% 9/25/24	500,000	487,824
•Series 2016-M13 A2 2.48% 9/25/26	1,600,000	1,515,801
•Series 2017-M15 ATS2 3.14% 11/25/27	500,000	492,655
•Series 2017-M3 A2 2.49% 12/25/26	800,000	755,269
•Series 2017-M8 A2 3.06% 5/25/27	350,000	342,691
•Series 2018-M1 A2 2.99% 12/25/27	185,000	180,944
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K025 A1 1.88% 4/25/22	831,157	817,856
♦Series K026 A2 2.51% 11/25/22	1,000,000	985,454
♦Series K030 A1 2.78% 9/25/22	797,499	797,210
♦•Series K030 A2 3.25% 4/25/23	6,000,000	6,069,812
♦•Series K050 A2 3.33% 8/25/25	900,000	911,891
♦Series K060 A2 3.30% 10/25/26	1,000,000	1,003,444
♦Series K067 AM 3.28% 8/25/27	800,000	793,895
♦•Series K069 A2 3.19% 9/25/27	1,400,000	1,386,532
♦Series K072 A2 3.44% 12/25/27	1,270,000	1,280,982
♦Series K079 A2 3.93% 6/25/28	800,000	835,939
♦Series K723 A2 2.45% 8/25/23	500,000	489,388
Total Agency Commercial Mortgage-Backed Securities (Cost $22,634,828)		22,344,862
AGENCY MORTGAGE-BACKED SECURITIES–27.67%
Fannie Mae S.F. 10 yr
4.00% 8/1/19	3,125	3,200
4.00% 6/1/20	38,780	39,710
4.00% 5/1/23	25,252	25,858
Fannie Mae S.F. 15 yr
2.50% 10/1/27	817,372	806,425
2.50% 3/1/28	1,732,134	1,708,936
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
2.50% 4/1/28	2,168,564	$ 2,139,488
2.50% 7/1/28	458,534	452,392
2.50% 9/1/28	859,578	848,053
2.50% 10/1/28	2,901,828	2,862,937
2.50% 3/1/29	2,230,533	2,200,634
2.50% 2/1/30	1,622,349	1,588,546
2.50% 5/1/30	588,720	576,452
2.50% 2/1/31	3,666,468	3,582,072
2.50% 7/1/31	1,473,079	1,439,171
2.50% 10/1/31	1,567,960	1,531,868
2.50% 12/1/32	2,029,333	1,982,622
3.00% 11/1/26	1,479,298	1,483,912
3.00% 6/1/27	389,872	391,087
3.00% 8/1/27	717,230	719,470
3.00% 9/1/27	2,962,416	2,967,961
3.00% 10/1/27	443,525	444,914
3.00% 12/1/27	119,486	119,859
3.00% 8/1/29	1,910,286	1,911,560
3.00% 4/1/30	1,127,716	1,128,468
3.00% 5/1/30	2,780,368	2,789,027
3.00% 6/1/30	1,948,688	1,946,987
3.00% 12/1/30	948,729	949,362
3.00% 10/1/32	1,708,810	1,705,741
3.50% 11/1/25	351,324	355,618
3.50% 12/1/25	853,849	865,000
3.50% 12/1/26	476,323	482,144
3.50% 1/1/27	1,194,665	1,209,265
3.50% 10/1/29	1,560,398	1,582,084
3.50% 4/1/32	740,087	749,464
3.50% 7/1/32	428,772	434,011
3.50% 6/1/33	1,493,003	1,511,248
4.00% 4/1/24	55,343	56,671
4.00% 5/1/24	95,743	98,037
4.00% 6/1/24	142,559	145,983
4.00% 7/1/24	56,435	57,795
4.00% 10/1/24	3,423	3,505
4.00% 12/1/24	132,764	135,958
4.00% 1/1/25	235,463	241,287
4.00% 3/1/25	272,246	278,772
4.00% 5/1/25	91,514	93,707
4.00% 7/1/25	1,793	1,837
4.00% 8/1/25	8,586	8,794
4.00% 9/1/25	119,943	122,843
4.00% 10/1/25	116,249	119,069
4.00% 1/1/26	5,119	5,246
4.00% 3/1/26	294,204	301,511
4.00% 5/1/26	2,701	2,767
4.00% 7/1/26	229,363	234,861
4.50% 2/1/23	33,463	34,240
4.50% 4/1/23	3,443	3,545
4.50% 5/1/23	3,902	3,975
4.50% 6/1/23	123,456	126,771
4.50% 11/1/23	5,745	5,903
4.50% 2/1/24	1,027	1,054
LVIP SSGA Bond Index Fund–5

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.50% 3/1/24	1,976	$ 2,035
4.50% 4/1/24	53,040	54,615
4.50% 5/1/24	102,402	105,447
4.50% 7/1/24	92,833	95,601
4.50% 8/1/24	154,196	158,808
4.50% 11/1/24	54,987	56,600
4.50% 4/1/25	108,074	111,319
4.50% 5/1/25	11,349	11,689
4.50% 6/1/25	2,160	2,199
5.00% 4/1/23	5,848	5,950
5.00% 6/1/23	182,531	186,497
5.00% 9/1/23	90,074	92,010
5.00% 11/1/23	46,176	47,211
5.00% 12/1/23	45,629	46,676
5.00% 3/1/25	22,552	23,072
5.00% 6/1/25	1,022	1,045
5.50% 3/1/20	259	259
5.50% 4/1/22	20,489	20,992
5.50% 7/1/22	13,815	14,059
6.00% 6/1/20	2,541	2,559
6.00% 8/1/22	4,513	4,597
6.00% 9/1/22	17,404	17,837
Fannie Mae S.F. 15 yr TBA 4.00% 1/1/34	500,000	511,797
Fannie Mae S.F. 20 yr
3.00% 11/1/34	1,085,396	1,079,770
3.00% 12/1/34	847,491	843,098
3.00% 2/1/35	1,509,947	1,502,119
3.00% 3/1/36	666,447	659,279
3.00% 11/1/36	2,840,144	2,809,597
3.50% 6/1/34	3,378,037	3,440,863
3.50% 7/1/34	3,964,676	4,038,413
3.50% 2/1/37	1,774,321	1,792,393
4.00% 9/1/35	308,798	320,365
4.00% 10/1/35	556,553	577,400
4.00% 1/1/37	736,367	760,322
Fannie Mae S.F. 30 yr
3.00% 9/1/42	1,486,550	1,460,775
3.00% 10/1/42	2,597,201	2,555,075
3.00% 11/1/42	1,634,943	1,607,968
3.00% 12/1/42	1,540,969	1,515,365
3.00% 1/1/43	3,341,660	3,285,423
3.00% 3/1/43	2,754,399	2,707,350
3.00% 4/1/43	1,805,919	1,774,862
3.00% 6/1/43	4,695,250	4,613,847
3.00% 7/1/43	2,853,698	2,804,104
3.00% 8/1/43	3,026,292	2,973,776
3.00% 9/1/45	2,465,280	2,414,537
3.00% 11/1/45	4,561,586	4,459,486
3.00% 9/1/46	5,901,235	5,755,370
3.00% 10/1/46	3,607,410	3,518,243
3.00% 11/1/46	3,809,496	3,715,335
3.00% 12/1/46	9,051,330	8,827,602
3.00% 1/1/47	6,989,110	6,816,356
3.00% 9/1/47	1,502,702	1,465,537
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 10/1/40	515,073	$ 518,759
3.50% 12/1/40	402,319	405,458
3.50% 2/1/41	600,593	605,281
3.50% 8/1/42	502,986	506,885
3.50% 9/1/42	5,103,133	5,146,839
3.50% 10/1/42	3,283,080	3,308,709
3.50% 11/1/42	928,595	931,098
3.50% 1/1/43	2,227,544	2,244,932
3.50% 2/1/43	375,921	378,828
3.50% 7/1/43	4,124,210	4,150,853
3.50% 10/1/44	2,133,281	2,141,344
3.50% 1/1/45	1,738,757	1,745,331
3.50% 2/1/45	5,567,565	5,611,046
3.50% 4/1/45	3,303,047	3,315,196
3.50% 5/1/45	2,906,558	2,916,948
3.50% 8/1/45	3,894,602	3,907,923
3.50% 11/1/45	4,926,583	4,942,670
3.50% 12/1/45	4,586,436	4,592,414
3.50% 2/1/46	12,202,624	12,240,574
3.50% 5/1/46	2,096,952	2,101,107
3.50% 6/1/46	939,098	941,777
3.50% 2/1/47	2,358,200	2,363,226
3.50% 3/1/47	1,673,115	1,676,680
3.50% 7/1/47	891,799	898,746
3.50% 9/1/47	1,849,714	1,850,981
3.50% 10/1/47	4,559,153	4,560,392
3.50% 12/1/47	3,715,963	3,716,230
3.50% 1/1/48	4,120,512	4,120,821
3.50% 2/1/48	1,536,540	1,539,499
3.50% 6/1/48	5,909,064	5,909,494
4.00% 1/1/39	29,063	29,883
4.00% 2/1/39	37,049	38,090
4.00% 3/1/39	1,714	1,762
4.00% 4/1/39	144,519	148,585
4.00% 6/1/39	99,891	102,700
4.00% 8/1/39	359,795	369,850
4.00% 9/1/39	481,427	494,959
4.00% 11/1/39	30,425	31,280
4.00% 12/1/39	652,267	670,584
4.00% 1/1/40	267,877	275,444
4.00% 5/1/40	179,710	184,785
4.00% 8/1/40	79,501	81,748
4.00% 9/1/40	112,418	115,594
4.00% 10/1/40	537,353	552,535
4.00% 11/1/40	786,490	808,700
4.00% 12/1/40	1,256,331	1,292,014
4.00% 1/1/41	2,643,460	2,718,147
4.00% 2/1/41	751,427	772,657
4.00% 3/1/41	8,897	9,071
4.00% 4/1/41	248,988	256,024
4.00% 5/1/41	1,289,914	1,326,363
4.00% 6/1/41	10,323	10,525
4.00% 9/1/41	269,010	276,612
4.00% 10/1/41	142,114	146,363

LVIP SSGA Bond Index Fund–6

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 11/1/41	287,486	$ 295,609
4.00% 12/1/41	13,035	13,403
4.00% 1/1/42	10,251	10,541
4.00% 3/1/42	131,063	133,630
4.00% 10/1/43	3,744,267	3,839,001
4.00% 12/1/43	923,065	944,685
4.00% 7/1/44	1,861,535	1,902,178
4.00% 9/1/44	1,990,371	2,033,519
4.00% 10/1/44	2,683,183	2,742,241
4.00% 3/1/45	2,250,478	2,295,641
4.00% 7/1/45	2,628,401	2,683,005
4.00% 9/1/45	7,478,648	7,633,484
4.00% 4/1/46	1,915,214	1,954,615
4.00% 7/1/46	671,781	685,254
4.00% 11/1/46	3,063,162	3,124,133
4.00% 4/1/47	785,253	800,803
4.00% 8/1/47	6,173,585	6,295,045
4.00% 9/1/47	1,701,312	1,734,741
4.00% 12/1/47	6,236,452	6,364,416
4.00% 1/1/48	1,829,714	1,866,714
4.00% 2/1/48	4,163,567	4,245,128
4.00% 5/1/48	1,430,141	1,458,157
4.00% 7/1/48	3,655,854	3,727,472
4.50% 8/1/33	17,447	18,149
4.50% 1/1/34	12,022	12,511
4.50% 9/1/35	49,019	51,018
4.50% 2/1/38	18,206	19,031
4.50% 4/1/38	18,300	18,948
4.50% 7/1/38	54,016	56,553
4.50% 11/1/38	83,533	87,192
4.50% 2/1/39	233,353	244,333
4.50% 3/1/39	173,258	181,387
4.50% 4/1/39	721,700	756,288
4.50% 5/1/39	280,251	293,431
4.50% 6/1/39	80,594	84,391
4.50% 7/1/39	268,312	280,973
4.50% 9/1/39	207,137	216,903
4.50% 1/1/40	645,910	677,424
4.50% 2/1/40	1,055,963	1,106,042
4.50% 5/1/40	632,529	662,532
4.50% 6/1/40	321,507	336,759
4.50% 8/1/40	125,238	130,834
4.50% 9/1/40	317,166	332,212
4.50% 10/1/40	2,071,245	2,169,192
4.50% 11/1/40	335,110	349,503
4.50% 2/1/41	1,276,704	1,337,274
4.50% 4/1/41	13,269	13,743
4.50% 5/1/41	1,624,667	1,701,156
4.50% 6/1/41	115,167	119,278
4.50% 1/1/42	1,724,807	1,806,571
4.50% 9/1/43	700,829	729,751
4.50% 12/1/43	2,372,286	2,470,195
4.50% 10/1/44	243,151	253,181
4.50% 9/1/47	2,100,067	2,176,291
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 11/1/47	1,656,610	$ 1,716,697
4.50% 8/1/48	5,814,229	6,021,981
5.00% 9/1/33	97,777	103,824
5.00% 4/1/34	347,347	368,759
5.00% 7/1/34	238,237	252,952
5.00% 11/1/34	103,336	109,633
5.00% 4/1/35	71,091	75,478
5.00% 6/1/35	124,476	132,134
5.00% 7/1/35	1,364,989	1,449,202
5.00% 9/1/35	25,270	26,822
5.00% 10/1/35	86,173	91,511
5.00% 12/1/35	406,386	431,602
5.00% 2/1/36	920,974	977,988
5.00% 3/1/36	52,062	55,286
5.00% 11/1/36	17,687	18,763
5.00% 4/1/38	116,954	123,252
5.00% 7/1/38	14,599	15,323
5.00% 11/1/38	13,082	13,703
5.00% 8/1/39	530,391	562,847
5.00% 12/1/39	115,321	122,416
5.00% 1/1/40	255,174	272,649
5.00% 7/1/40	1,015,312	1,077,766
5.00% 9/1/40	323,678	343,555
5.00% 6/1/41	908,646	964,329
5.50% 11/1/33	36,248	38,472
5.50% 1/1/34	48,755	52,510
5.50% 5/1/34	62,299	66,869
5.50% 7/1/34	41,435	44,578
5.50% 10/1/34	112,824	121,375
5.50% 9/1/35	53,818	57,916
5.50% 10/1/35	40,750	43,681
5.50% 12/1/35	278,862	296,295
5.50% 1/1/36	296,138	318,634
5.50% 4/1/36	692,118	745,088
5.50% 8/1/36	205,557	221,389
5.50% 1/1/37	207,646	222,993
5.50% 3/1/37	69,918	75,178
5.50% 5/1/37	81,925	88,213
5.50% 6/1/37	65,495	69,694
5.50% 8/1/37	25,851	27,799
5.50% 11/1/37	1,069	1,149
5.50% 12/1/37	139	147
5.50% 1/1/38	1,456,896	1,557,416
5.50% 2/1/38	28,962	30,739
5.50% 5/1/38	116,508	124,942
5.50% 6/1/38	7,195	7,745
5.50% 7/1/38	64,026	68,186
5.50% 10/1/38	25,216	26,971
5.50% 1/1/39	108,791	116,521
5.50% 5/1/39	242,352	259,262
5.50% 6/1/39	245,365	262,601
5.50% 10/1/39	106,064	113,360
5.50% 7/1/41	193,108	206,888
6.00% 12/1/35	86,779	95,520

LVIP SSGA Bond Index Fund–7

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 2/1/36	34,321	$ 37,443
6.00% 6/1/36	23,338	25,441
6.00% 7/1/36	75,763	82,561
6.00% 8/1/36	39,285	42,556
6.00% 9/1/36	53,051	57,304
6.00% 10/1/36	45,432	49,268
6.00% 11/1/36	5,998	6,532
6.00% 1/1/37	54,963	59,861
6.00% 2/1/37	239,554	261,225
6.00% 3/1/37	36,114	39,315
6.00% 4/1/37	3,618	3,882
6.00% 5/1/37	81,627	88,968
6.00% 6/1/37	38,841	42,311
6.00% 8/1/37	76,190	82,875
6.00% 9/1/37	130,546	142,069
6.00% 10/1/37	166,000	180,698
6.00% 11/1/37	36,893	40,152
6.00% 1/1/38	19,749	21,403
6.00% 2/1/38	18,527	19,882
6.00% 4/1/38	2,226	2,389
6.00% 5/1/38	87,439	95,170
6.00% 6/1/38	22,727	24,406
6.00% 8/1/38	34,750	37,287
6.00% 9/1/38	23,007	24,688
6.00% 10/1/38	13,374	14,433
6.00% 11/1/38	14,770	15,861
6.00% 12/1/38	320,815	350,039
6.00% 4/1/40	270,550	295,202
6.00% 6/1/40	472,854	515,840
6.50% 3/1/32	756	818
6.50% 7/1/36	41,264	45,735
6.50% 9/1/36	45,011	51,794
6.50% 11/1/36	89,228	103,800
6.50% 9/1/37	9,951	11,132
6.50% 10/1/37	101,298	112,754
6.50% 2/1/38	89,977	101,246
6.50% 3/1/38	234,583	264,083
6.50% 5/1/38	33,924	38,184
6.50% 7/1/38	117,530	134,528
6.50% 10/1/38	80,757	88,929
7.00% 8/1/39	150,693	164,844
Fannie Mae S.F. 30 yr TBA
4.00% 1/1/49	2,000,000	2,038,750
5.00% 1/1/49	400,000	418,969
Freddie Mac S.F. 15 yr
2.50% 4/1/28	87,291	86,317
2.50% 7/1/28	342,230	338,417
2.50% 8/1/28	2,231,514	2,206,643
2.50% 9/1/28	1,683,472	1,664,707
2.50% 10/1/28	2,285,667	2,260,197
2.50% 10/1/29	1,441,041	1,416,666
2.50% 1/1/31	1,763,870	1,722,299
2.50% 5/1/31	699,124	682,647
2.50% 6/1/31	2,502,384	2,443,408
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
2.50% 12/1/31	2,243,942	$ 2,191,056
2.50% 12/1/32	1,734,751	1,693,866
3.00% 11/1/26	1,823,856	1,830,730
3.00% 2/1/27	177,766	178,467
3.00% 3/1/27	490,286	488,644
3.00% 4/1/27	554,738	556,926
3.00% 11/1/27	301,129	302,265
3.00% 2/1/29	988,357	989,517
3.00% 4/1/30	2,623,883	2,622,930
3.00% 12/1/30	2,907,524	2,897,788
3.00% 5/1/31	1,474,878	1,469,939
3.00% 2/1/32	1,105,961	1,102,257
3.00% 5/1/32	915,000	911,935
3.00% 11/1/32	1,664,285	1,658,712
3.50% 12/1/25	857,516	869,613
3.50% 3/1/26	620,878	628,941
3.50% 10/1/27	403,250	409,353
3.50% 2/1/30	242,218	245,806
3.50% 4/1/32	749,316	759,423
4.00% 2/1/24	31,681	32,434
4.00% 8/1/24	54,951	56,363
4.00% 2/1/25	81,576	83,663
4.00% 7/1/25	228,084	233,948
4.00% 4/1/26	514,546	527,907
4.50% 1/1/19	154	157
4.50% 2/1/19	495	505
4.50% 7/1/19	4,835	4,925
4.50% 12/1/19	681	694
4.50% 4/1/21	1,671	1,702
4.50% 6/1/24	2,612	2,694
4.50% 7/1/24	90,164	93,012
4.50% 8/1/24	47,567	49,080
4.50% 11/1/24	88,376	91,157
4.50% 5/1/25	29,082	30,002
5.00% 4/1/23	48,887	50,714
5.00% 1/1/25	7,903	7,944
5.00% 3/1/25	28,315	29,385
6.00% 11/1/23	35,695	37,372
Freddie Mac S.F. 20 yr
3.00% 5/1/35	1,891,768	1,876,466
3.00% 4/1/36	1,728,086	1,709,100
3.00% 2/1/37	1,096,858	1,084,800
Freddie Mac S.F. 30 yr
3.00% 10/1/42	1,920,791	1,889,098
3.00% 1/1/43	3,553,333	3,493,771
3.00% 3/1/43	2,285,149	2,245,583
3.00% 4/1/43	2,757,663	2,709,221
3.00% 7/1/43	1,113,541	1,093,944
3.00% 8/1/43	477,259	468,865
3.00% 10/1/43	1,455,512	1,429,854
3.00% 8/1/45	5,686,750	5,560,069
3.00% 4/1/46	1,524,645	1,487,786
3.00% 10/1/46	5,934,040	5,790,574
3.00% 11/1/46	3,624,334	3,535,585

LVIP SSGA Bond Index Fund–8

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.00% 12/1/46	2,195,918	$ 2,142,827
3.00% 1/1/47	4,079,101	3,976,928
3.00% 2/1/47	6,038,049	5,889,863
3.00% 12/1/47	470,842	459,016
3.50% 2/1/42	2,073,531	2,088,908
3.50% 5/1/42	1,857,138	1,870,914
3.50% 10/1/42	1,812,371	1,825,816
3.50% 2/1/43	1,162,549	1,171,168
3.50% 5/1/43	1,339,849	1,349,625
3.50% 8/1/43	2,709,257	2,728,655
3.50% 2/1/44	875,986	882,121
3.50% 3/1/44	63,096	63,532
3.50% 6/1/44	1,041,795	1,048,581
3.50% 8/1/44	1,161,321	1,167,897
3.50% 11/1/44	2,076,958	2,086,361
3.50% 1/1/45	2,527,634	2,537,647
3.50% 7/1/45	6,187,451	6,208,448
3.50% 10/1/45	2,632,661	2,641,595
3.50% 12/1/45	1,366,021	1,370,657
3.50% 1/1/46	3,482,093	3,493,550
3.50% 3/1/46	1,822,717	1,827,773
3.50% 5/1/46	1,404,787	1,408,829
3.50% 6/1/46	3,061,252	3,061,538
3.50% 12/1/46	3,535,159	3,542,775
3.50% 2/1/47	2,871,891	2,876,970
3.50% 3/1/47	1,689,603	1,692,263
3.50% 10/1/47	1,383,262	1,383,297
3.50% 11/1/47	1,369,631	1,369,400
3.50% 12/1/47	2,744,512	2,744,023
3.50% 2/1/48	4,634,784	4,633,378
3.50% 5/1/48	1,930,029	1,929,592
4.00% 5/1/39	194,131	199,005
4.00% 2/1/40	86,121	88,613
4.00% 5/1/40	110,657	113,859
4.00% 8/1/40	35,309	36,329
4.00% 9/1/40	308,314	317,235
4.00% 10/1/40	1,009,492	1,038,702
4.00% 11/1/40	2,334,986	2,402,467
4.00% 12/1/40	1,279,727	1,316,762
4.00% 2/1/41	1,040,084	1,070,181
4.00% 12/1/41	1,531,740	1,576,076
4.00% 1/1/42	492,084	501,758
4.00% 3/1/42	86,185	88,678
4.00% 4/1/42	2,076,128	2,136,188
4.00% 6/1/42	7,748	7,972
4.00% 5/1/44	2,496,863	2,551,768
4.00% 9/1/44	767,667	784,659
4.00% 4/1/45	2,608,809	2,665,740
4.00% 10/1/45	1,322,010	1,349,907
4.00% 11/1/45	490,414	500,712
4.00% 1/1/46	1,512,718	1,544,333
4.00% 2/1/46	1,175,249	1,199,811
4.00% 2/1/47	756,645	772,284
4.00% 9/1/47	6,527,370	6,662,770
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 11/1/47	901,502	$ 920,624
4.00% 12/1/47	1,826,290	1,864,935
4.00% 1/1/48	925,999	944,781
4.00% 5/1/48	5,741,361	5,854,277
4.00% 7/1/48	1,941,130	1,979,359
4.00% 10/1/48	3,059,891	3,120,046
4.50% 2/1/39	41,404	43,150
4.50% 4/1/39	22,396	23,443
4.50% 5/1/39	62,565	65,356
4.50% 6/1/39	511,272	534,015
4.50% 7/1/39	121,654	127,357
4.50% 9/1/39	513,995	536,530
4.50% 10/1/39	402,513	420,420
4.50% 1/1/40	1,215,992	1,273,217
4.50% 2/1/40	741,821	776,722
4.50% 7/1/40	109,824	114,991
4.50% 8/1/40	78,327	82,012
4.50% 9/1/40	648,385	678,898
4.50% 2/1/41	2,156,340	2,257,781
4.50% 3/1/41	315,823	331,173
4.50% 9/1/41	644,844	675,185
4.50% 3/1/44	303,701	314,798
4.50% 5/1/44	21,115	21,859
4.50% 7/1/45	1,058,336	1,108,035
4.50% 4/1/47	495,839	513,749
4.50% 9/1/47	952,425	986,462
4.50% 12/1/47	475,411	492,472
4.50% 8/1/48	3,382,877	3,502,119
5.00% 10/1/34	123,075	130,646
5.00% 2/1/35	36,594	38,846
5.00% 8/1/35	51,860	55,078
5.00% 10/1/35	25,310	26,880
5.00% 11/1/35	12,202	12,952
5.00% 12/1/35	85,439	90,730
5.00% 2/1/37	62,193	65,882
5.00% 12/1/37	276,135	292,419
5.00% 1/1/38	3,624	3,833
5.00% 4/1/38	2,481	2,625
5.00% 6/1/38	116,401	123,189
5.00% 7/1/38	15,295	16,189
5.00% 9/1/38	6,233	6,597
5.00% 10/1/38	119,810	126,814
5.00% 12/1/38	100,376	106,252
5.00% 1/1/39	30,068	31,829
5.00% 2/1/39	550,876	582,991
5.00% 3/1/39	1,339,430	1,418,488
5.00% 8/1/39	89,101	94,711
5.00% 9/1/39	433,143	458,663
5.00% 1/1/40	250,355	265,173
5.00% 5/1/40	92,793	98,264
5.00% 6/1/40	860,250	912,162
5.00% 9/1/40	83,826	88,725
5.00% 3/1/41	175,977	185,841
5.00% 9/1/48	481,977	505,172

LVIP SSGA Bond Index Fund–9

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.50% 8/1/33	31,681	$ 33,890
5.50% 6/1/34	82,343	88,793
5.50% 6/1/35	50,192	54,156
5.50% 11/1/35	75,827	81,583
5.50% 1/1/37	37,820	40,746
5.50% 5/1/37	47,399	51,133
5.50% 7/1/37	23,968	25,742
5.50% 1/1/38	199,809	215,518
5.50% 2/1/38	47,378	50,748
5.50% 5/1/38	430,636	459,047
5.50% 6/1/38	12,995	13,915
5.50% 8/1/38	52,552	56,414
5.50% 12/1/38	56,725	60,333
5.50% 8/1/39	90,130	96,165
5.50% 12/1/39	486,009	514,836
5.50% 3/1/40	280,827	300,486
5.50% 4/1/40	651,174	696,638
5.50% 5/1/40	180,729	193,597
5.50% 6/1/41	48,452	51,944
6.00% 11/1/28	9,724	10,612
6.00% 7/1/33	12,279	13,323
6.00% 8/1/36	12,784	13,924
6.00% 11/1/36	19,989	21,596
6.00% 4/1/37	447	489
6.00% 5/1/37	78,676	85,846
6.00% 8/1/37	128,633	139,457
6.00% 9/1/37	88,843	96,957
6.00% 10/1/37	9,998	10,757
6.00% 11/1/37	123,922	135,349
6.00% 12/1/37	13,035	14,024
6.00% 1/1/38	103,430	112,871
6.00% 4/1/38	7,324	7,912
6.00% 6/1/38	13,456	14,538
6.00% 7/1/38	23,676	25,628
6.00% 8/1/38	34,505	37,295
6.00% 9/1/38	15,567	16,797
6.00% 10/1/38	57,832	62,610
6.00% 11/1/38	19,915	21,425
6.00% 3/1/39	21,721	23,686
6.00% 5/1/40	585,995	639,814
6.00% 7/1/40	769,333	840,185
6.50% 11/1/36	108,702	125,188
6.50% 8/1/37	62,555	69,978
6.50% 10/1/37	15,032	16,509
6.50% 6/1/38	28,926	31,398
6.50% 4/1/39	57,722	64,234
GNMA I S.F. 30 yr
3.00% 9/15/42	1,062,995	1,050,972
3.00% 11/15/42	1,029,690	1,018,030
3.00% 12/15/42	293,967	290,642
3.00% 2/15/45	531,152	523,640
3.50% 10/15/40	178,292	180,411
3.50% 1/15/41	63,373	64,127
3.50% 7/15/41	72,486	73,343
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
3.50% 10/15/41	404,450	$ 409,274
3.50% 3/15/42	31,322	31,696
3.50% 6/15/42	1,745,171	1,765,949
3.50% 10/15/42	173,887	175,243
4.00% 6/15/39	62,974	64,568
4.00% 4/15/40	1,471,920	1,509,176
4.00% 8/15/40	324,807	334,854
4.00% 10/15/40	450,442	464,634
4.00% 12/15/40	724,771	749,336
4.00% 1/15/41	723,996	748,598
4.00% 9/15/41	245,113	252,682
4.50% 2/15/39	93,449	97,628
4.50% 3/15/39	702,401	733,456
4.50% 4/15/39	84,636	87,997
4.50% 5/15/39	67,867	70,953
4.50% 6/15/39	91,652	95,056
4.50% 7/15/39	257,659	269,150
4.50% 8/15/39	40,759	42,577
4.50% 9/15/39	213,770	222,591
4.50% 10/15/39	754,943	795,806
4.50% 11/15/39	298,343	311,538
4.50% 12/15/39	163,951	171,233
4.50% 1/15/40	653,026	682,340
4.50% 4/15/40	137,210	143,218
4.50% 5/15/40	181,376	189,657
4.50% 6/15/40	502,798	524,957
4.50% 8/15/40	194,076	202,703
4.50% 9/15/40	120,944	126,328
4.50% 1/15/41	450,973	473,922
4.50% 2/15/41	1,528,529	1,596,789
4.50% 3/15/41	135,242	141,217
4.50% 6/15/41	131,734	137,583
4.50% 7/15/41	19,077	19,928
5.00% 3/15/35	44,245	46,564
5.00% 3/15/38	15,257	16,172
5.00% 4/15/38	10,911	11,559
5.00% 5/15/38	2,087	2,199
5.00% 8/15/38	2,508	2,608
5.00% 1/15/39	148,946	157,840
5.00% 4/15/39	172,896	183,285
5.00% 5/15/39	731,197	775,168
5.00% 6/15/39	566,652	600,390
5.00% 9/15/39	1,236,984	1,291,741
5.00% 10/15/39	126,210	133,604
5.00% 11/15/39	297,283	314,995
5.00% 1/15/40	809,726	855,020
5.00% 2/15/40	382,569	405,275
5.00% 4/15/40	308,002	322,236
5.00% 7/15/40	289,702	306,999
5.50% 10/15/33	142,554	154,149
5.50% 4/15/37	35,012	37,854
5.50% 7/15/37	19,065	20,572
5.50% 1/15/38	116,018	124,763
5.50% 2/15/38	159,151	171,771

LVIP SSGA Bond Index Fund–10

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.50% 7/15/38	63,541	$ 68,124
5.50% 8/15/38	17,378	18,509
5.50% 9/15/38	323,843	349,595
5.50% 12/15/38	208,771	224,917
5.50% 1/15/39	135,115	143,621
5.50% 5/15/39	157,827	170,363
5.50% 7/15/39	4,221	4,482
5.50% 10/15/39	167,744	178,562
5.50% 12/15/39	46,507	49,490
5.50% 4/15/40	306,666	331,574
5.50% 2/15/41	42,757	45,523
6.00% 5/15/37	1,543	1,655
6.00% 1/15/38	74,326	79,740
6.00% 3/15/38	1,430	1,534
6.00% 5/15/38	16,626	17,837
6.00% 7/15/38	11,013	11,816
6.00% 8/15/38	37,995	40,768
6.00% 10/15/38	42,704	45,829
6.00% 11/15/38	52,892	57,464
6.00% 12/15/38	90,772	97,395
6.00% 1/15/39	20,478	21,978
6.00% 5/15/39	2,347	2,518
6.00% 6/15/39	2,034	2,182
6.00% 8/15/39	7,647	8,205
6.00% 10/15/39	6,488	6,961
6.00% 6/15/40	7,029	7,541
6.00% 12/15/40	415,072	445,307
6.50% 5/15/38	12,253	13,371
6.50% 7/15/38	67,204	73,335
6.50% 10/15/38	11,262	12,571
6.50% 2/15/39	92,380	101,793
6.50% 8/15/39	9,628	10,369
GNMA II S.F. 30 yr
3.00% 9/20/42	1,630,671	1,619,303
3.00% 11/20/42	824,860	819,110
3.00% 12/20/42	1,305,525	1,296,424
3.00% 1/20/43	1,286,072	1,277,107
3.00% 2/20/43	1,897,166	1,872,806
3.00% 3/20/43	3,021,050	2,988,720
3.00% 6/20/43	1,139,324	1,131,381
3.00% 9/20/43	2,024,406	2,010,289
3.00% 12/20/44	1,673,128	1,658,209
3.00% 3/20/45	1,743,311	1,723,253
3.00% 4/20/45	1,447,960	1,431,002
3.00% 6/20/45	2,362,666	2,334,507
3.00% 8/20/45	2,765,266	2,731,739
3.00% 12/20/45	633,826	625,879
3.00% 5/20/46	2,818,124	2,781,479
3.00% 9/20/46	3,297,047	3,253,146
3.00% 10/20/46	3,353,318	3,306,093
3.00% 11/20/46	2,731,672	2,692,780
3.00% 12/20/46	6,478,637	6,385,389
3.00% 1/20/47	4,964,202	4,892,514
3.00% 2/20/47	1,655,627	1,631,692
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.00% 6/20/47	2,158,281	$ 2,126,758
3.00% 10/20/47	3,496,405	3,444,315
3.00% 1/20/48	1,893,932	1,865,517
3.50% 4/20/42	574,089	580,631
3.50% 6/20/42	1,717,161	1,738,284
3.50% 10/20/42	693,825	701,722
3.50% 12/20/42	1,446,248	1,462,736
3.50% 2/20/43	2,401,498	2,439,197
3.50% 3/20/43	1,126,874	1,137,554
3.50% 5/20/43	1,749,259	1,769,190
3.50% 9/20/43	2,127,635	2,151,854
3.50% 1/20/44	2,331,754	2,358,298
3.50% 10/20/44	1,905,905	1,923,200
3.50% 12/20/44	1,372,234	1,383,983
3.50% 3/20/45	1,227,706	1,237,902
3.50% 4/20/45	6,271,665	6,319,859
3.50% 6/20/45	2,462,735	2,483,189
3.50% 10/20/45	2,565,987	2,587,300
3.50% 11/20/45	1,656,835	1,672,639
3.50% 12/20/45	569,705	573,488
3.50% 3/20/46	2,320,281	2,338,839
3.50% 5/20/46	4,461,492	4,495,114
3.50% 6/20/46	4,729,903	4,764,820
3.50% 7/20/46	2,847,938	2,868,085
3.50% 10/20/46	5,104,326	5,138,863
3.50% 1/20/47	2,127,116	2,141,243
3.50% 6/20/47	3,437,531	3,460,361
3.50% 7/20/47	3,089,519	3,110,037
3.50% 9/20/47	3,632,298	3,656,422
3.50% 10/20/47	827,799	833,297
3.50% 11/20/47	3,251,046	3,272,638
3.50% 1/20/48	14,293,343	14,388,271
3.50% 6/20/48	4,256,897	4,285,169
4.00% 8/20/40	384,902	397,556
4.00% 10/20/41	71,646	73,999
4.00% 11/20/41	1,236,634	1,277,246
4.00% 12/20/41	496,178	512,473
4.00% 5/20/42	1,115,674	1,152,163
4.00% 7/20/42	719,493	742,937
4.00% 8/20/42	526,904	544,043
4.00% 8/20/43	883,305	911,194
4.00% 3/20/44	1,294,645	1,335,505
4.00% 8/20/44	1,737,634	1,785,523
4.00% 10/20/44	499,205	512,969
4.00% 12/20/44	1,739,695	1,794,559
4.00% 1/20/45	357,251	368,532
4.00% 2/20/45	916,279	945,185
4.00% 8/20/45	779,179	801,818
4.00% 9/20/45	1,128,119	1,160,381
4.00% 10/20/45	1,645,118	1,690,528
4.00% 11/20/45	1,045,480	1,078,434
4.00% 1/20/46	227,316	233,643
4.00% 6/20/46	1,053,163	1,083,143
4.00% 1/20/47	979,282	1,003,379

LVIP SSGA Bond Index Fund–11

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.00% 3/20/47	6,491,610	$ 6,663,977
4.00% 4/20/47	2,110,379	2,164,187
4.00% 6/20/47	1,512,209	1,549,420
4.00% 7/20/47	556,755	570,613
4.00% 8/20/47	2,141,429	2,194,124
4.00% 2/20/48	1,395,094	1,429,424
4.00% 8/20/48	4,273,418	4,378,576
4.50% 7/20/41	1,704,704	1,788,376
4.50% 12/20/43	1,104,971	1,158,863
4.50% 1/20/44	940,986	986,678
4.50% 3/20/44	714,008	748,749
4.50% 4/20/45	577,172	605,236
4.50% 4/20/47	632,669	657,998
4.50% 7/20/47	671,065	694,838
4.50% 9/20/47	362,804	375,657
4.50% 3/20/48	1,361,443	1,409,673
4.50% 11/20/48	2,769,550	2,868,414
5.00% 4/20/43	796,953	841,794
5.00% 7/20/48	1,469,336	1,530,559
GNMA II S.F. 30 yr TBA
4.00% 1/1/49	1,375,000	1,407,871
4.50% 1/1/49	2,725,000	2,819,683
Total Agency Mortgage-Backed Securities (Cost $782,750,325)		768,320,602
AGENCY OBLIGATIONS–1.36%
Federal Farm Credit Banks 1.68% 10/13/20	1,000,000	984,376
Federal Home Loan Banks
1.13% 7/14/21	2,000,000	1,932,246
1.83% 7/29/20	1,000,000	988,774
2.38% 3/30/20	3,000,000	2,993,829
2.63% 10/1/20	4,000,000	4,005,884
3.25% 11/16/28	1,255,000	1,277,782
4.13% 3/13/20	400,000	407,206
5.50% 7/15/36	300,000	386,431
Federal Home Loan Mortgage
1.33% 12/30/20	1,000,000	975,100
1.38% 5/1/20	2,600,000	2,560,184
1.63% 9/29/20	650,000	639,933
2.38% 1/13/22	4,500,000	4,484,034
6.25% 7/15/32	750,000	1,002,911
6.75% 9/15/29	100,000	133,619
6.75% 3/15/31	300,000	408,434
Federal National Mortgage Association
1.88% 9/24/26	3,000,000	2,794,329
2.13% 4/24/26	1,765,000	1,682,859
2.50% 4/13/21	2,000,000	1,999,030
2.63% 9/6/24	2,085,000	2,079,375
5.63% 7/15/37	100,000	132,035
6.25% 5/15/29	500,000	641,956
6.63% 11/15/30	300,000	402,659
7.13% 1/15/30	500,000	689,013
7.25% 5/15/30	500,000	695,642
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority
3.88% 2/15/21	400,000	$ 410,644
4.63% 9/15/60	150,000	182,478
4.65% 6/15/35	500,000	573,478
4.70% 7/15/33	200,000	231,745
5.25% 9/15/39	1,025,000	1,286,286
5.38% 4/1/56	200,000	273,645
5.88% 4/1/36	75,000	97,816
6.15% 1/15/38	100,000	136,003
7.13% 5/1/30	100,000	137,902
Total Agency Obligations (Cost $36,940,524)		37,627,638

CORPORATE BONDS–25.78%
Advertising–0.03%
Omnicom Group
3.60% 4/15/26	200,000	191,716
3.63% 5/1/22	200,000	197,385
4.45% 8/15/20	35,000	35,612
WPP Finance 2010
4.75% 11/21/21	100,000	101,907
5.63% 11/15/43	250,000	246,388
		773,008
Aerospace & Defense–0.44%
Boeing
1.65% 10/30/20	100,000	97,883
1.88% 6/15/23	250,000	237,091
2.60% 10/30/25	100,000	94,964
2.80% 3/1/23	100,000	98,321
3.25% 3/1/28	95,000	93,166
3.55% 3/1/38	65,000	61,270
3.63% 3/1/48	35,000	32,315
3.85% 11/1/48	35,000	33,549
4.88% 2/15/20	200,000	204,327
6.13% 2/15/33	50,000	63,385
6.88% 3/15/39	100,000	136,356
Embraer Netherlands Finance 5.40% 2/1/27	330,000	341,966
General Dynamics
1.88% 8/15/23	150,000	141,405
2.13% 8/15/26	150,000	136,202
2.25% 11/15/22	250,000	244,054
2.38% 11/15/24	100,000	94,849
2.63% 11/15/27	100,000	92,318
2.88% 5/11/20	150,000	150,133
3.00% 5/11/21	125,000	125,143
3.38% 5/15/23	125,000	125,940
3.50% 5/15/25	150,000	149,514
3.75% 5/15/28	160,000	161,641
Harris
2.70% 4/27/20	30,000	29,754
3.83% 4/27/25	450,000	442,014
4.85% 4/27/35	70,000	69,643
5.05% 4/27/45	70,000	72,269

LVIP SSGA Bond Index Fund–12

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
L3 Technologies
3.85% 6/15/23	105,000	$ 105,268
3.85% 12/15/26	75,000	72,727
3.95% 5/28/24	154,000	153,894
4.40% 6/15/28	150,000	150,254
4.95% 2/15/21	100,000	102,376
Lockheed Martin
2.50% 11/23/20	150,000	148,320
2.90% 3/1/25	300,000	288,340
3.10% 1/15/23	50,000	49,604
3.35% 9/15/21	100,000	100,728
3.60% 3/1/35	150,000	140,093
3.80% 3/1/45	250,000	228,700
4.07% 12/15/42	279,000	267,217
4.50% 5/15/36	40,000	41,395
4.70% 5/15/46	109,000	114,021
Northrop Grumman
2.08% 10/15/20	120,000	117,735
2.55% 10/15/22	200,000	193,703
3.20% 2/1/27	100,000	93,934
3.25% 8/1/23	350,000	344,807
3.25% 1/15/28	125,000	116,850
3.50% 3/15/21	100,000	100,820
4.03% 10/15/47	300,000	273,970
5.05% 11/15/40	100,000	106,040
Northrop Grumman Systems 7.75% 2/15/31	150,000	197,916
Raytheon
2.50% 12/15/22	125,000	121,881
3.13% 10/15/20	200,000	200,675
4.40% 2/15/20	100,000	101,506
4.70% 12/15/41	200,000	218,234
7.20% 8/15/27	100,000	125,978
Rockwell Collins
2.80% 3/15/22	150,000	145,908
3.20% 3/15/24	150,000	144,622
3.50% 3/15/27	107,000	100,616
3.70% 12/15/23	150,000	149,537
4.35% 4/15/47	70,000	64,648
4.80% 12/15/43	100,000	98,862
Spirit AeroSystems
3.85% 6/15/26	75,000	69,090
4.60% 6/15/28	150,000	144,272
United Technologies
1.90% 5/4/20	150,000	147,249
1.95% 11/1/21	150,000	144,090
2.30% 5/4/22	150,000	144,015
2.65% 11/1/26	85,000	76,680
2.80% 5/4/24	100,000	94,375
3.10% 6/1/22	409,000	400,831
3.13% 5/4/27	350,000	323,857
3.35% 8/16/21	45,000	44,906
3.65% 8/16/23	110,000	109,684
3.75% 11/1/46	100,000	84,685
3.95% 8/16/25	75,000	74,527
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
United Technologies (continued)
4.05% 5/4/47	50,000	$ 44,242
4.13% 11/16/28	180,000	178,684
4.15% 5/15/45	250,000	224,438
4.45% 11/16/38	60,000	58,627
4.50% 4/15/20	210,000	212,903
4.50% 6/1/42	400,000	379,231
4.63% 11/16/48	100,000	96,953
5.40% 5/1/35	200,000	212,081
6.05% 6/1/36	150,000	171,232
6.13% 7/15/38	200,000	229,827
		12,177,130
Agriculture–0.28%
Altria Group
2.63% 9/16/26	145,000	126,879
2.85% 8/9/22	200,000	192,157
3.88% 9/16/46	200,000	152,922
4.00% 1/31/24	89,000	87,564
4.50% 5/2/43	100,000	83,512
4.75% 5/5/21	200,000	204,521
5.38% 1/31/44	63,000	58,941
Archer-Daniels-Midland
2.50% 8/11/26	250,000	232,082
3.75% 9/15/47	100,000	90,530
4.02% 4/16/43	100,000	94,478
4.48% 3/1/21	235,000	242,569
BAT Capital
2.30% 8/14/20	200,000	195,404
2.76% 8/15/22	400,000	378,128
3.22% 8/15/24	400,000	368,902
3.56% 8/15/27	600,000	533,611
4.39% 8/15/37	275,000	225,748
4.54% 8/15/47	240,000	191,739
Bunge Limited Finance
3.00% 9/25/22	55,000	52,612
3.25% 8/15/26	45,000	39,492
3.50% 11/24/20	75,000	74,853
3.75% 9/25/27	55,000	49,000
4.35% 3/15/24	150,000	147,337
Philip Morris International
1.88% 2/25/21	100,000	97,198
2.00% 2/21/20	100,000	98,768
2.13% 5/10/23	50,000	47,133
2.38% 8/17/22	150,000	144,229
2.63% 2/18/22	75,000	72,629
2.75% 2/25/26	100,000	92,521
2.90% 11/15/21	250,000	246,989
3.13% 8/17/27	150,000	142,507
3.38% 8/11/25	100,000	97,253
3.60% 11/15/23	600,000	601,776
4.13% 3/4/43	150,000	132,853
4.25% 11/10/44	85,000	77,695
4.38% 11/15/41	200,000	182,264

LVIP SSGA Bond Index Fund–13

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
Philip Morris International (continued)
4.50% 3/26/20	100,000	$ 101,717
4.50% 3/20/42	100,000	95,161
6.38% 5/16/38	150,000	174,109
Reynolds American
3.25% 6/12/20	49,000	48,716
4.00% 6/12/22	490,000	485,104
4.45% 6/12/25	105,000	101,384
4.85% 9/15/23	225,000	227,931
5.70% 8/15/35	50,000	48,951
5.85% 8/15/45	480,000	447,379
6.15% 9/15/43	125,000	122,206
		7,709,454
Airlines–0.08%
♦American Airlines Pass Through Trust
3.00% 4/15/30	55,331	52,428
3.20% 12/15/29	449,750	425,095
3.38% 11/1/28	82,808	78,800
3.65% 2/15/29	92,375	91,182
4.95% 7/15/24	266,559	270,851
♦Continental Airlines Pass Through Trust 4.15% 10/11/25	182,324	182,388
Delta Air Lines
2.60% 12/4/20	135,000	132,809
2.88% 3/13/20	65,000	64,587
3.40% 4/19/21	45,000	44,649
3.63% 3/15/22	100,000	97,932
3.80% 4/19/23	60,000	59,098
4.38% 4/19/28	100,000	96,010
Southwest Airlines
2.65% 11/5/20	100,000	98,711
3.00% 11/15/26	100,000	93,487
♦Spirit Airlines Pass Through Trust 2015-1A 4.10% 10/1/29	20,775	20,480
♦United Airlines Pass Through Trust
3.10% 1/7/30	94,723	91,527
3.45% 1/7/30	89,988	87,094
3.50% 9/1/31	135,000	132,767
3.75% 3/3/28	165,868	162,542
♦US Airways Pass Through Trust 3.95% 5/15/27	71,835	72,448
		2,354,885
Apparel–0.02%
NIKE
2.25% 5/1/23	100,000	96,810
2.38% 11/1/26	150,000	137,548
3.38% 11/1/46	100,000	89,434
3.63% 5/1/43	100,000	92,593
3.88% 11/1/45	100,000	95,870
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Apparel (continued)
Ralph Lauren 3.75% 9/15/25	100,000	$ 99,201
		611,456
Auto Manufacturers–0.51%
American Honda Finance
1.65% 7/12/21	200,000	192,745
1.95% 7/20/20	45,000	44,299
2.00% 2/14/20	150,000	148,275
2.45% 9/24/20	150,000	148,238
2.60% 11/16/22	150,000	146,025
2.65% 2/12/21	200,000	197,808
2.90% 2/16/24	100,000	96,886
3.00% 6/16/20	100,000	99,807
3.38% 12/10/21	75,000	75,400
3.45% 7/14/23	100,000	100,091
3.63% 10/10/23	75,000	75,581
Daimler Finance North America 8.50% 1/18/31	200,000	273,646
Ford Motor
4.35% 12/8/26	500,000	446,129
4.75% 1/15/43	400,000	309,461
5.29% 12/8/46	300,000	247,105
Ford Motor Credit
2.34% 11/2/20	200,000	192,501
2.43% 6/12/20	200,000	194,813
2.46% 3/27/20	200,000	195,845
3.10% 5/4/23	200,000	180,975
3.16% 8/4/20	300,000	294,091
3.20% 1/15/21	300,000	291,067
3.34% 3/18/21	200,000	194,164
3.66% 9/8/24	250,000	223,878
3.81% 10/12/21	200,000	194,365
3.81% 1/9/24	200,000	184,779
3.82% 11/2/27	200,000	169,047
4.13% 8/4/25	300,000	270,614
4.69% 6/9/25	200,000	185,739
5.75% 2/1/21	200,000	204,079
5.88% 8/2/21	250,000	256,545
General Motors
4.20% 10/1/27	200,000	180,590
5.00% 10/1/28	150,000	142,398
5.15% 4/1/38	125,000	107,102
5.40% 4/1/48	200,000	170,903
5.95% 4/1/49	100,000	90,469
6.25% 10/2/43	350,000	329,066
6.60% 4/1/36	305,000	297,670
6.75% 4/1/46	75,000	72,829
General Motors Financial
2.65% 4/13/20	125,000	122,951
3.15% 1/15/20	800,000	795,359
3.15% 6/30/22	115,000	109,933
3.20% 7/13/20	200,000	197,590
3.20% 7/6/21	200,000	195,478
3.25% 1/5/23	150,000	141,389

LVIP SSGA Bond Index Fund–14

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial (continued)
3.45% 1/14/22	250,000	$ 242,430
3.55% 4/9/21	90,000	88,808
3.70% 11/24/20	250,000	249,102
3.70% 5/9/23	140,000	133,332
3.85% 1/5/28	100,000	87,236
3.95% 4/13/24	150,000	142,623
4.00% 1/15/25	200,000	187,329
4.00% 10/6/26	250,000	224,820
4.20% 3/1/21	250,000	249,994
4.30% 7/13/25	100,000	94,895
4.35% 4/9/25	115,000	109,104
4.35% 1/17/27	180,000	165,953
5.25% 3/1/26	200,000	195,989
PACCAR Financial
1.95% 2/27/20	60,000	59,415
2.05% 11/13/20	100,000	98,412
2.30% 8/10/22	100,000	96,709
2.80% 3/1/21	65,000	64,431
3.15% 8/9/21	100,000	100,257
3.40% 8/9/23	100,000	100,811
Toyota Motor
3.18% 7/20/21	100,000	100,081
3.42% 7/20/23	150,000	150,140
3.67% 7/20/28	105,000	106,384
Toyota Motor Credit
1.90% 4/8/21	150,000	147,101
1.95% 4/17/20	150,000	148,165
2.15% 9/8/22	150,000	143,733
2.25% 10/18/23	150,000	142,121
2.60% 1/11/22	150,000	147,676
2.90% 4/17/24	150,000	146,342
2.95% 4/13/21	75,000	75,036
3.20% 1/11/27	100,000	97,291
3.30% 1/12/22	400,000	401,316
3.40% 9/15/21	600,000	604,936
3.40% 4/14/25	150,000	149,162
		14,038,859
Auto Parts & Equipment–0.03%
Aptiv
3.15% 11/19/20	50,000	49,522
4.25% 1/15/26	100,000	97,430
Harman International Industries 4.15% 5/15/25	100,000	100,337
Lear
3.80% 9/15/27	100,000	91,512
5.25% 1/15/25	225,000	231,340
Magna International 3.63% 6/15/24	200,000	201,009
		771,150
Banks–6.08%
Australia & New Zealand Banking Group
2.30% 6/1/21	250,000	244,069
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Australia & New Zealand Banking Group (continued)
2.55% 11/23/21	250,000	$ 244,849
2.63% 5/19/22	250,000	243,731
2.63% 11/9/22	250,000	242,911
2.70% 11/16/20	250,000	247,397
3.70% 11/16/25	250,000	248,833
Banco Bilbao Vizcaya Argentaria 3.00% 10/20/20	200,000	197,305
Banco Santander
3.13% 2/23/23	200,000	189,270
3.50% 4/11/22	200,000	196,418
3.80% 2/23/28	200,000	178,229
3.85% 4/12/23	200,000	194,522
4.25% 4/11/27	200,000	187,180
4.38% 4/12/28	200,000	187,094
5.18% 11/19/25	200,000	199,295
Bancolombia 5.95% 6/3/21	200,000	208,000
Bank of America
2.25% 4/21/20	250,000	247,375
μ2.33% 10/1/21	350,000	343,255
2.50% 10/21/22	500,000	481,673
2.63% 10/19/20	200,000	197,955
2.63% 4/19/21	350,000	345,354
μ2.74% 1/23/22	250,000	246,279
μ2.82% (LIBOR03M + 0.93%) 7/21/23	350,000	338,715
μ3.09% 10/1/25	550,000	521,911
μ3.12% (LIBOR03M + 1.16%) 1/20/23	250,000	245,899
3.25% 10/21/27	500,000	463,345
3.30% 1/11/23	1,000,000	985,410
μ3.37% 1/23/26	250,000	239,217
μ3.42% 12/20/28	480,000	448,902
μ3.50% 5/17/22	250,000	250,122
3.50% 4/19/26	350,000	337,139
μ3.55% 3/5/24	400,000	395,390
μ3.59% (LIBOR03M + 1.37%) 7/21/28	350,000	332,273
μ3.82% (LIBOR03M + 1.58%) 1/20/28	250,000	242,774
μ3.86% 7/23/24	400,000	399,295
3.88% 8/1/25	400,000	396,047
3.95% 4/21/25	250,000	242,434
μ3.95% 1/23/49	250,000	223,227
μ3.97% 3/5/29	400,000	389,258
4.00% 4/1/24	475,000	477,969
4.10% 7/24/23	850,000	862,065
4.18% 11/25/27	250,000	240,731
μ4.24% (LIBOR03M + 1.81%) 4/24/38	350,000	333,577
4.25% 10/22/26	433,000	421,549
μ4.27% 7/23/29	400,000	398,587
μ4.44% (LIBOR03M + 1.99%) 1/20/48	200,000	192,659
4.45% 3/3/26	430,000	425,741

LVIP SSGA Bond Index Fund–15

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America (continued)
5.00% 1/21/44	350,000	$ 362,988
5.88% 2/7/42	218,000	253,537
6.11% 1/29/37	200,000	220,426
7.75% 5/14/38	200,000	259,377
Bank of America NA 6.00% 10/15/36	400,000	462,361
Bank of Montreal
1.90% 8/27/21	250,000	241,552
2.10% 6/15/20	350,000	345,505
2.35% 9/11/22	150,000	144,976
2.55% 11/6/22	300,000	291,070
3.10% 7/13/20	200,000	199,935
3.10% 4/13/21	90,000	89,984
μ3.80% 12/15/32	300,000	278,175
Bank of New York Mellon
2.05% 5/3/21	300,000	292,906
2.15% 2/24/20	150,000	148,711
2.20% 8/16/23	100,000	95,016
2.45% 11/27/20	150,000	148,296
2.45% 8/17/26	250,000	229,294
2.60% 8/17/20	100,000	99,366
2.60% 2/7/22	300,000	294,820
μ2.66% (LIBOR03M + 0.63%) 5/16/23	150,000	145,887
3.00% 2/24/25	100,000	96,638
3.00% 10/30/28	55,000	50,578
3.25% 5/16/27	150,000	145,100
3.30% 8/23/29	650,000	608,866
μ3.44% (LIBOR03M + 1.07%) 2/7/28	180,000	175,818
3.45% 8/11/23	100,000	100,390
3.55% 9/23/21	200,000	202,387
3.85% 4/28/28	100,000	100,955
3.95% 11/18/25	100,000	101,557
4.15% 2/1/21	100,000	102,093
Bank of Nova Scotia
1.85% 4/14/20	500,000	494,397
1.88% 4/26/21	300,000	293,014
2.15% 7/14/20	250,000	246,546
2.35% 10/21/20	150,000	148,205
2.45% 3/22/21	150,000	147,476
2.45% 9/19/22	150,000	144,904
2.50% 1/8/21	150,000	148,158
2.80% 7/21/21	550,000	545,443
3.13% 4/20/21	250,000	249,688
4.50% 12/16/25	150,000	149,579
Bank One 8.00% 4/29/27	100,000	122,760
Barclays
2.88% 6/8/20	500,000	491,457
3.20% 8/10/21	250,000	243,011
3.25% 1/12/21	200,000	196,164
3.68% 1/10/23	200,000	192,348
μ4.34% 5/16/24	200,000	194,640
4.34% 1/10/28	200,000	185,406
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Barclays (continued)
4.38% 1/12/26	200,000	$ 190,386
4.95% 1/10/47	200,000	177,370
μ4.97% 5/16/29	200,000	193,191
5.25% 8/17/45	200,000	185,513
Barclays Bank
2.65% 1/11/21	200,000	195,883
5.14% 10/14/20	200,000	202,250
BB&T
2.05% 5/10/21	250,000	243,574
2.15% 2/1/21	150,000	146,928
2.85% 10/26/24	100,000	96,160
3.20% 9/3/21	100,000	99,973
3.70% 6/5/25	150,000	149,783
3.75% 12/6/23	150,000	151,362
BNP Paribas
3.25% 3/3/23	500,000	491,615
4.25% 10/15/24	200,000	197,982
5.00% 1/15/21	300,000	310,522
BPCE
2.25% 1/27/20	550,000	542,996
3.38% 12/2/26	250,000	235,731
Branch Banking & Trust
2.10% 1/15/20	250,000	247,426
2.25% 6/1/20	700,000	691,443
2.63% 1/15/22	250,000	245,525
3.63% 9/16/25	250,000	245,329
Canadian Imperial Bank of Commerce
2.10% 10/5/20	250,000	245,393
2.70% 2/2/21	125,000	123,773
Capital One
2.35% 1/31/20	350,000	345,653
2.65% 8/8/22	250,000	240,279
Citibank
2.10% 6/12/20	300,000	295,096
2.85% 2/12/21	400,000	396,506
3.40% 7/23/21	300,000	300,487
Citigroup
2.35% 8/2/21	350,000	340,222
2.40% 2/18/20	750,000	743,394
2.65% 10/26/20	350,000	345,498
2.70% 3/30/21	300,000	295,640
2.70% 10/27/22	250,000	241,204
μ2.88% (LIBOR03M + 0.95%) 7/24/23	200,000	193,707
2.90% 12/8/21	700,000	689,158
μ3.14% 1/24/23	365,000	358,780
3.20% 10/21/26	300,000	277,238
μ3.52% 10/27/28	250,000	233,582
μ3.67% (LIBOR03M + 1.39%) 7/24/28	200,000	189,140
3.70% 1/12/26	400,000	385,173
3.75% 6/16/24	400,000	397,681
3.88% 10/25/23	350,000	351,400
μ3.88% 1/24/39	250,000	223,752

LVIP SSGA Bond Index Fund–16

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Citigroup (continued)
μ4.04% 6/1/24	250,000	$ 250,953
4.05% 7/30/22	107,000	107,575
4.13% 7/25/28	380,000	357,024
μ4.28% (LIBOR03M + 1.84%) 4/24/48	325,000	301,427
4.30% 11/20/26	400,000	385,282
4.45% 9/29/27	300,000	289,454
4.50% 1/14/22	730,000	746,391
4.60% 3/9/26	105,000	103,786
4.65% 7/30/45	250,000	244,424
4.65% 7/23/48	250,000	245,298
4.75% 5/18/46	150,000	139,181
5.30% 5/6/44	167,000	167,007
5.50% 9/13/25	200,000	210,171
5.88% 2/22/33	200,000	218,270
5.88% 1/30/42	150,000	170,092
6.00% 10/31/33	100,000	110,002
6.63% 6/15/32	100,000	116,657
6.68% 9/13/43	150,000	177,529
8.13% 7/15/39	350,000	486,975
Citizens Bank 2.55% 5/13/21	250,000	244,661
Citizens Bank NA/Providence RI
2.20% 5/26/20	250,000	246,557
2.65% 5/26/22	250,000	243,091
Citizens Financial Group
2.38% 7/28/21	30,000	29,276
4.30% 12/3/25	150,000	148,188
Comerica 3.70% 7/31/23	75,000	75,037
Comerica Bank 4.00% 7/27/25	250,000	248,750
Commonwealth Bank of Australia 2.55% 3/15/21	250,000	246,262
Compass Bank
2.88% 6/29/22	250,000	239,752
3.50% 6/11/21	250,000	249,448
3.88% 4/10/25	250,000	239,985
Cooperatieve Rabobank
2.50% 1/19/21	250,000	245,736
2.75% 1/10/23	250,000	242,016
3.38% 5/21/25	500,000	490,621
3.75% 7/21/26	250,000	234,663
3.88% 2/8/22	250,000	252,872
3.95% 11/9/22	250,000	249,405
4.50% 1/11/21	550,000	563,109
4.63% 12/1/23	350,000	355,263
5.25% 5/24/41	150,000	165,564
5.25% 8/4/45	250,000	258,713
Credit Suisse
3.63% 9/9/24	700,000	687,357
4.38% 8/5/20	200,000	203,306
Credit Suisse Group Funding Guernsey
2.75% 3/26/20	600,000	593,704
3.45% 4/16/21	300,000	299,085
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Credit Suisse Group Funding Guernsey (continued)
3.80% 9/15/22	400,000	$ 397,421
3.80% 6/9/23	400,000	392,911
4.55% 4/17/26	350,000	347,062
4.88% 5/15/45	400,000	396,216
Deutsche Bank
2.70% 7/13/20	250,000	243,249
2.95% 8/20/20	150,000	145,650
3.13% 1/13/21	200,000	193,656
3.15% 1/22/21	300,000	290,055
3.30% 11/16/22	500,000	463,788
3.38% 5/12/21	300,000	289,675
3.70% 5/30/24	490,000	445,640
4.10% 1/13/26	200,000	183,669
Discover Bank
3.35% 2/6/23	550,000	535,854
4.20% 8/8/23	250,000	250,317
Fifth Third Bancorp
2.88% 7/27/20	500,000	497,396
3.50% 3/15/22	200,000	200,491
4.30% 1/16/24	250,000	253,124
8.25% 3/1/38	100,000	132,930
Fifth Third Bank
2.20% 10/30/20	200,000	196,185
2.25% 6/14/21	200,000	195,380
3.35% 7/26/21	200,000	200,540
3.95% 7/28/25	200,000	202,882
First Republic Bank 4.63% 2/13/47	250,000	241,169
Goldman Sachs Bank USA 3.20% 6/5/20	85,000	84,864
Goldman Sachs Group
2.35% 11/15/21	225,000	217,096
2.60% 12/27/20	750,000	736,312
2.63% 4/25/21	75,000	73,087
2.75% 9/15/20	625,000	618,793
2.88% 2/25/21	250,000	245,852
μ2.88% 10/31/22	350,000	340,060
μ2.91% (LIBOR03M + 0.99%) 7/24/23	150,000	143,005
μ2.91% (LIBOR03M + 1.05%) 6/5/23	150,000	144,114
3.00% 4/26/22	330,000	319,736
3.20% 2/23/23	470,000	456,320
μ3.27% 9/29/25	550,000	515,953
3.63% 1/22/23	450,000	443,332
μ3.69% (LIBOR03M + 1.51%) 6/5/28	135,000	125,599
3.75% 5/22/25	750,000	718,182
μ3.81% 4/23/29	400,000	373,881
3.85% 7/8/24	400,000	391,315
3.85% 1/26/27	300,000	282,483
μ4.02% 10/31/38	350,000	308,588
μ4.22% 5/1/29	500,000	482,109
μ4.41% 4/23/39	500,000	459,168

LVIP SSGA Bond Index Fund–17

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group (continued)
4.75% 10/21/45	150,000	$ 143,036
5.15% 5/22/45	360,000	337,354
5.25% 7/27/21	400,000	415,386
5.38% 3/15/20	200,000	204,508
5.75% 1/24/22	750,000	785,605
5.95% 1/15/27	200,000	210,937
6.00% 6/15/20	500,000	517,773
6.25% 2/1/41	255,000	291,391
6.45% 5/1/36	600,000	669,607
6.75% 10/1/37	800,000	904,930
HSBC Bank USA
5.63% 8/15/35	500,000	547,257
5.88% 11/1/34	100,000	112,218
7.00% 1/15/39	100,000	125,726
HSBC Holdings
2.65% 1/5/22	250,000	242,636
μ3.26% (LIBOR03M + 1.06%) 3/13/23	200,000	195,820
3.40% 3/8/21	250,000	249,429
3.60% 5/25/23	500,000	497,446
μ3.95% 5/18/24	235,000	233,871
4.00% 3/30/22	500,000	506,742
μ4.04% (LIBOR03M + 1.55%) 3/13/28	200,000	191,548
4.25% 3/14/24	300,000	298,067
μ4.29% 9/12/26	600,000	591,496
4.30% 3/8/26	250,000	246,830
4.38% 11/23/26	375,000	363,642
μ4.58% 6/19/29	235,000	233,207
5.10% 4/5/21	300,000	310,332
6.10% 1/14/42	200,000	232,938
6.50% 5/2/36	200,000	228,183
6.50% 9/15/37	200,000	227,313
6.80% 6/1/38	200,000	236,865
HSBC USA
2.75% 8/7/20	100,000	98,935
3.50% 6/23/24	800,000	788,064
5.00% 9/27/20	300,000	306,439
Huntington Bancshares
2.30% 1/14/22	100,000	96,622
4.00% 5/15/25	150,000	150,937
Huntington National Bank
2.40% 4/1/20	250,000	247,424
2.88% 8/20/20	250,000	248,514
3.25% 5/14/21	250,000	249,522
Industrial & Commercial Bank of China 3.54% 11/8/27	250,000	239,175
JPMorgan Chase & Co.
2.40% 6/7/21	350,000	342,457
2.55% 10/29/20	275,000	272,015
2.55% 3/1/21	500,000	493,104
2.70% 5/18/23	250,000	240,279
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
μ2.78% (LIBOR03M + 0.94%) 4/25/23	113,000	$ 109,621
2.95% 10/1/26	500,000	462,236
3.20% 1/25/23	500,000	492,994
3.20% 6/15/26	450,000	424,210
μ3.22% (LIBOR03M + 1.16%) 3/1/25	270,000	260,999
3.25% 9/23/22	550,000	545,917
3.30% 4/1/26	500,000	476,620
3.38% 5/1/23	200,000	195,743
μ3.51% 6/18/22	1,000,000	1,002,610
μ3.51% 1/23/29	310,000	293,877
μ3.54% (LIBOR03M + 1.38%) 5/1/28	150,000	143,160
μ3.56% 4/23/24	265,000	263,152
3.63% 5/13/24	250,000	248,515
3.63% 12/1/27	260,000	242,400
μ3.80% 7/23/24	300,000	300,729
3.90% 7/15/25	500,000	495,887
μ3.90% 1/23/49	350,000	307,733
μ3.96% 11/15/48	200,000	177,466
μ4.01% 4/23/29	350,000	343,522
μ4.02% 12/5/24	200,000	201,725
4.13% 12/15/26	500,000	488,657
μ4.20% 7/23/29	300,000	299,438
4.25% 10/15/20	750,000	763,711
μ4.26% (LIBOR03M + 1.58%) 2/22/48	650,000	605,993
4.35% 8/15/21	600,000	614,222
4.40% 7/22/20	700,000	712,819
μ4.45% 12/5/29	200,000	203,673
4.95% 6/1/45	500,000	508,191
5.40% 1/6/42	200,000	220,122
5.50% 10/15/40	100,000	110,984
5.60% 7/15/41	500,000	564,438
6.40% 5/15/38	450,000	548,200
μJPMorgan Chase Bank
2.60% 2/1/21	300,000	297,664
3.09% 4/26/21	250,000	249,037
KeyBank
2.30% 9/14/22	250,000	240,881
2.40% 6/9/22	250,000	242,314
2.50% 11/22/21	250,000	245,259
3.18% 5/22/22	300,000	298,986
KeyCorp
2.90% 9/15/20	195,000	193,636
5.10% 3/24/21	300,000	311,315
Korea Development Bank
2.63% 2/27/22	300,000	294,648
2.75% 3/19/23	200,000	195,631
Kreditanstalt fuer Wiederaufbau
^0.00% 4/18/36	200,000	114,401
^0.00% 6/29/37	500,000	279,977
1.50% 6/15/21	700,000	681,851

LVIP SSGA Bond Index Fund–18

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Kreditanstalt fuer Wiederaufbau (continued)
1.63% 3/15/21	1,000,000	$ 979,439
1.75% 3/31/20	2,000,000	1,979,461
1.75% 9/15/21	350,000	342,381
1.88% 11/30/20	500,000	492,895
2.00% 11/30/21	500,000	491,686
2.00% 10/4/22	700,000	684,410
2.00% 5/2/25	400,000	382,360
2.13% 1/17/23	1,000,000	979,443
2.38% 12/29/22	1,095,000	1,084,424
2.63% 1/25/22	400,000	400,097
2.75% 7/15/20	425,000	425,891
2.75% 9/8/20	1,500,000	1,502,762
2.88% 4/3/28	525,000	527,388
4.00% 1/27/20	750,000	761,107
Landwirtschaftliche Rentenbank
2.50% 11/15/27	300,000	292,411
3.13% 11/14/23	1,000,000	1,020,794
Lloyds Bank
3.30% 5/7/21	200,000	199,460
6.38% 1/21/21	300,000	316,957
Lloyds Banking Group
2.70% 8/17/20	200,000	197,517
μ2.91% 11/7/23	350,000	331,723
3.00% 1/11/22	200,000	193,613
3.10% 7/6/21	200,000	196,243
μ3.57% 11/7/28	350,000	311,909
3.75% 1/11/27	235,000	216,260
4.05% 8/16/23	200,000	197,791
4.34% 1/9/48	450,000	356,413
4.38% 3/22/28	200,000	190,091
4.45% 5/8/25	200,000	198,865
4.58% 12/10/25	300,000	284,425
4.65% 3/24/26	200,000	188,321
Manufacturers & Traders Trust
2.05% 8/17/20	250,000	245,132
2.63% 1/25/21	250,000	246,742
Mitsubishi UFJ Financial Group
2.53% 9/13/23	200,000	190,142
2.67% 7/25/22	200,000	194,465
2.95% 3/1/21	230,000	227,760
3.00% 2/22/22	350,000	345,253
3.29% 7/25/27	200,000	191,467
3.46% 3/2/23	200,000	198,887
3.54% 7/26/21	90,000	90,371
3.68% 2/22/27	350,000	343,593
3.76% 7/26/23	400,000	402,095
3.78% 3/2/25	200,000	199,989
3.85% 3/1/26	400,000	398,360
3.96% 3/2/28	350,000	351,612
4.05% 9/11/28	200,000	202,760
4.29% 7/26/38	70,000	70,119
Mizuho Financial Group
2.27% 9/13/21	300,000	290,586
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Mizuho Financial Group (continued)
2.60% 9/11/22	200,000	$ 193,546
2.95% 2/28/22	200,000	196,161
3.17% 9/11/27	200,000	188,623
3.55% 3/5/23	200,000	199,692
3.66% 2/28/27	200,000	196,913
μ3.92% 9/11/24	200,000	202,244
4.02% 3/5/28	200,000	202,196
μ4.25% 9/11/29	200,000	203,117
Morgan Stanley
2.63% 11/17/21	400,000	390,571
2.75% 5/19/22	415,000	403,939
3.13% 1/23/23	450,000	440,039
3.13% 7/27/26	235,000	217,505
μ3.59% (LIBOR03M + 1.34%) 7/22/28	200,000	189,306
3.63% 1/20/27	350,000	332,982
3.70% 10/23/24	1,125,000	1,107,172
μ3.74% 4/24/24	210,000	208,417
3.75% 2/25/23	500,000	499,404
μ3.77% 1/24/29	450,000	431,037
3.88% 1/27/26	265,000	258,710
3.95% 4/23/27	300,000	283,331
μ3.97% (LIBOR03M + 1.46%) 7/22/38	130,000	118,841
4.00% 7/23/25	200,000	197,479
4.10% 5/22/23	350,000	350,854
4.30% 1/27/45	500,000	468,740
4.35% 9/8/26	300,000	292,011
4.38% 1/22/47	400,000	379,470
μ4.46% 4/22/39	350,000	339,514
4.88% 11/1/22	250,000	257,847
5.00% 11/24/25	175,000	178,700
5.50% 1/26/20	200,000	204,596
5.50% 7/28/21	300,000	314,584
5.75% 1/25/21	650,000	677,920
6.25% 8/9/26	100,000	110,901
6.38% 7/24/42	850,000	1,043,679
7.25% 4/1/32	100,000	126,202
MUFG Americas Holdings 3.00% 2/10/25	120,000	115,174
National Australia Bank
1.88% 7/12/21	250,000	240,693
2.13% 5/22/20	250,000	246,464
2.25% 1/10/20	250,000	247,917
2.50% 7/12/26	250,000	228,075
2.63% 7/23/20	250,000	247,424
2.80% 1/10/22	250,000	245,167
3.00% 1/20/23	500,000	490,521
National Bank of Canada
2.15% 6/12/20	250,000	246,425
2.20% 11/2/20	250,000	245,111
Northern Trust
3.45% 11/4/20	100,000	101,078
3.65% 8/3/28	100,000	99,916

LVIP SSGA Bond Index Fund–19

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Northern Trust (continued)
3.95% 10/30/25	250,000	$ 254,937
Oesterreichische Kontrollbank
1.38% 2/10/20	300,000	295,925
1.88% 1/20/21	900,000	886,891
2.88% 9/7/21	75,000	75,419
2.88% 3/13/23	150,000	151,017
PNC Bank
2.00% 5/19/20	250,000	246,160
2.15% 4/29/21	250,000	244,100
2.30% 6/1/20	250,000	246,685
2.45% 7/28/22	250,000	242,258
2.60% 7/21/20	250,000	247,863
2.63% 2/17/22	250,000	244,452
2.70% 11/1/22	250,000	243,069
3.10% 10/25/27	250,000	238,746
3.25% 6/1/25	250,000	242,822
4.20% 11/1/25	500,000	512,262
PNC Financial Services Group
3.15% 5/19/27	250,000	238,822
3.30% 3/8/22	300,000	299,471
5.13% 2/8/20	100,000	102,129
Regions Bank 2.75% 4/1/21	300,000	295,222
Regions Financial
2.75% 8/14/22	200,000	193,120
3.20% 2/8/21	100,000	99,417
Royal Bank of Canada
2.15% 3/6/20	250,000	247,863
2.15% 10/26/20	115,000	113,264
2.30% 3/22/21	900,000	887,881
2.35% 10/30/20	600,000	592,860
3.20% 4/30/21	115,000	115,027
Royal Bank of Scotland Group
μ3.50% 5/15/23	400,000	384,948
μ4.52% 6/25/24	400,000	392,885
4.80% 4/5/26	700,000	684,348
5.13% 5/28/24	355,000	344,596
6.00% 12/19/23	325,000	329,283
6.10% 6/10/23	165,000	167,767
6.13% 12/15/22	370,000	375,306
Santander Holdings USA
2.65% 4/17/20	300,000	296,211
3.40% 1/18/23	150,000	144,081
3.70% 3/28/22	190,000	186,739
4.40% 7/13/27	220,000	208,531
4.50% 7/17/25	250,000	247,873
Santander UK
2.13% 11/3/20	200,000	195,388
2.50% 1/5/21	500,000	488,478
3.40% 6/1/21	200,000	199,093
Santander UK Group Holdings
2.88% 10/16/20	100,000	98,455
2.88% 8/5/21	250,000	241,463
μ3.37% 1/5/24	500,000	474,851
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Santander UK Group Holdings (continued)
μ3.82% 11/3/28	200,000	$ 181,112
Skandinaviska Enskilda Banken
2.30% 3/11/20	250,000	247,445
2.63% 3/15/21	250,000	246,854
2.80% 3/11/22	250,000	245,067
Sumitomo Mitsui Banking
2.45% 1/16/20	600,000	595,315
2.51% 1/17/20	250,000	248,198
2.65% 7/23/20	400,000	396,035
3.20% 7/18/22	250,000	247,291
Sumitomo Mitsui Financial Group
2.78% 7/12/22	200,000	194,979
2.78% 10/18/22	150,000	145,713
2.85% 1/11/22	250,000	245,512
2.93% 3/9/21	200,000	197,957
3.01% 10/19/26	500,000	469,492
3.10% 1/17/23	250,000	245,374
3.35% 10/18/27	150,000	143,766
3.36% 7/12/27	200,000	192,134
3.45% 1/11/27	250,000	241,738
3.54% 1/17/28	250,000	243,109
3.75% 7/19/23	150,000	151,055
3.78% 3/9/26	200,000	198,194
3.94% 7/19/28	150,000	150,078
SunTrust Bank
2.45% 8/1/22	150,000	144,731
2.70% 1/27/22	150,000	146,400
2.90% 3/3/21	100,000	99,192
3.00% 2/2/23	100,000	98,105
3.30% 5/15/26	200,000	189,711
μ3.50% 8/2/22	200,000	199,521
μ3.69% 8/2/24	200,000	199,331
4.05% 11/3/25	75,000	76,342
SVB Financial Group 5.38% 9/15/20	150,000	154,815
Svenska Handelsbanken
1.88% 9/7/21	250,000	240,993
2.40% 10/1/20	400,000	393,944
2.45% 3/30/21	250,000	245,168
3.35% 5/24/21	250,000	249,949
Synchrony Bank 3.65% 5/24/21	250,000	244,750
Synovus Financial 3.13% 11/1/22	60,000	56,699
Toronto-Dominion Bank
1.80% 7/13/21	150,000	145,207
1.85% 9/11/20	165,000	162,022
2.13% 4/7/21	150,000	146,829
2.50% 12/14/20	200,000	198,084
2.55% 1/25/21	150,000	148,520
3.00% 6/11/20	350,000	350,342
3.25% 6/11/21	350,000	351,557
3.50% 7/19/23	150,000	151,127
UBS 2.35% 3/26/20	700,000	693,181

LVIP SSGA Bond Index Fund–20

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
US Bancorp
2.35% 1/29/21	150,000	$ 147,829
2.38% 7/22/26	150,000	136,939
2.95% 7/15/22	200,000	197,377
3.00% 3/15/22	150,000	149,127
3.10% 4/27/26	65,000	61,607
3.15% 4/27/27	350,000	335,655
3.60% 9/11/24	250,000	248,989
3.70% 1/30/24	250,000	254,049
3.90% 4/26/28	250,000	253,340
US Bank
2.05% 10/23/20	250,000	245,730
2.35% 1/23/20	250,000	248,452
2.85% 1/23/23	250,000	245,873
3.05% 7/24/20	250,000	249,761
μ3.10% 5/21/21	500,000	499,417
Wachovia 5.50% 8/1/35	150,000	161,919
Wells Fargo & Co.
2.10% 7/26/21	400,000	387,655
2.50% 3/4/21	350,000	344,358
2.55% 12/7/20	300,000	295,855
2.60% 7/22/20	1,050,000	1,040,058
2.63% 7/22/22	150,000	144,712
3.00% 4/22/26	150,000	139,911
3.00% 10/23/26	300,000	278,002
3.30% 9/9/24	250,000	242,021
3.45% 2/13/23	250,000	244,986
3.50% 3/8/22	600,000	598,270
μ3.58% (LIBOR03M + 1.31%) 5/22/28	755,000	725,634
4.10% 6/3/26	740,000	723,318
4.13% 8/15/23	300,000	302,087
4.30% 7/22/27	750,000	739,055
4.40% 6/14/46	250,000	229,855
4.60% 4/1/21	350,000	358,521
4.65% 11/4/44	225,000	212,280
4.75% 12/7/46	350,000	337,763
5.38% 11/2/43	775,000	810,455
Wells Fargo Bank
2.40% 1/15/20	750,000	743,733
2.60% 1/15/21	750,000	740,902
5.85% 2/1/37	450,000	509,050
6.60% 1/15/38	450,000	557,498
Wells Fargo Capital X 5.95% 12/1/86	100,000	103,750
Westpac Banking
2.00% 8/19/21	200,000	193,684
2.10% 5/13/21	150,000	146,218
2.15% 3/6/20	250,000	247,362
2.30% 5/26/20	100,000	98,862
2.50% 6/28/22	150,000	145,459
2.60% 11/23/20	150,000	148,127
2.65% 1/25/21	250,000	247,548
2.70% 8/19/26	200,000	184,435
2.80% 1/11/22	300,000	294,523
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Westpac Banking (continued)
2.85% 5/13/26	150,000	$ 139,547
3.05% 5/15/20	100,000	100,090
3.35% 3/8/27	250,000	240,821
3.40% 1/25/28	250,000	241,223
3.65% 5/15/23	100,000	100,662
μ4.32% 11/23/31	250,000	237,684
		168,685,492
Beverages–0.66%
Anheuser-Busch InBev Finance
2.63% 1/17/23	450,000	428,708
2.65% 2/1/21	1,340,000	1,318,410
3.30% 2/1/23	860,000	837,008
4.00% 1/17/43	100,000	81,999
Anheuser-Busch InBev Worldwide
3.50% 1/12/24	360,000	352,534
3.65% 2/1/26	1,600,000	1,514,270
3.75% 1/15/22	400,000	400,579
3.75% 7/15/42	136,000	106,994
4.00% 4/13/28	270,000	258,757
4.38% 2/15/21	30,000	30,606
4.38% 4/15/38	285,000	255,072
4.44% 10/6/48	395,000	342,422
4.60% 4/15/48	615,000	553,304
4.70% 2/1/36	950,000	883,543
4.75% 4/15/58	200,000	174,758
4.95% 1/15/42	300,000	280,925
8.20% 1/15/39	200,000	257,861
Brown-Forman
3.50% 4/15/25	60,000	59,795
4.00% 4/15/38	85,000	84,998
Coca-Cola
1.55% 9/1/21	150,000	145,494
2.20% 5/25/22	70,000	68,071
2.25% 9/1/26	200,000	183,328
2.45% 11/1/20	500,000	496,955
2.50% 4/1/23	250,000	244,146
2.55% 6/1/26	100,000	94,232
2.88% 10/27/25	100,000	96,363
2.90% 5/25/27	100,000	96,309
3.15% 11/15/20	170,000	171,213
3.30% 9/1/21	250,000	253,279
Coca-Cola Bottling Consolidated 3.80% 11/25/25	50,000	49,857
Coca-Cola European Partners 3.50% 9/15/20	100,000	100,384
Coca-Cola Femsa 3.88% 11/26/23	200,000	201,957
Constellation Brands
2.25% 11/6/20	200,000	196,270
2.70% 5/9/22	30,000	28,999
3.20% 2/15/23	100,000	97,063
3.50% 5/9/27	30,000	27,828

LVIP SSGA Bond Index Fund–21

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
Constellation Brands (continued)
3.60% 2/15/28	100,000	$ 92,269
3.70% 12/6/26	100,000	94,304
3.75% 5/1/21	75,000	75,602
4.10% 2/15/48	100,000	84,620
4.25% 5/1/23	280,000	283,355
4.50% 5/9/47	45,000	41,230
4.65% 11/15/28	125,000	124,730
Diageo Capital
2.63% 4/29/23	350,000	339,740
3.50% 9/18/23	200,000	200,705
3.88% 5/18/28	200,000	203,855
3.88% 4/29/43	30,000	29,391
4.83% 7/15/20	100,000	102,762
5.88% 9/30/36	100,000	120,934
Diageo Investment
2.88% 5/11/22	200,000	198,145
8.00% 9/15/22	100,000	115,692
Fomento Economico Mexicano
2.88% 5/10/23	150,000	143,364
4.38% 5/10/43	200,000	192,295
Keurig Dr Pepper
3.13% 12/15/23	100,000	95,610
3.40% 11/15/25	150,000	141,338
3.43% 6/15/27	70,000	64,486
3.55% 5/25/21	400,000	399,621
4.42% 12/15/46	50,000	44,300
4.60% 5/25/28	150,000	149,150
4.99% 5/25/38	100,000	97,600
Molson Coors Brewing
2.10% 7/15/21	100,000	96,474
3.00% 7/15/26	110,000	98,127
4.20% 7/15/46	595,000	496,192
5.00% 5/1/42	250,000	236,107
PepsiCo
1.70% 10/6/21	150,000	145,137
2.00% 4/15/21	150,000	147,061
2.15% 10/14/20	150,000	148,169
2.25% 5/2/22	200,000	194,921
2.38% 10/6/26	80,000	73,521
2.75% 3/1/23	550,000	542,217
2.85% 2/24/26	90,000	86,125
3.00% 8/25/21	100,000	100,280
3.00% 10/15/27	150,000	144,774
3.13% 11/1/20	250,000	251,176
3.60% 3/1/24	779,000	791,289
3.60% 8/13/42	250,000	233,772
4.00% 3/5/42	100,000	98,521
4.00% 5/2/47	105,000	102,905
4.45% 4/14/46	120,000	125,619
4.50% 1/15/20	100,000	101,831
		18,423,607
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Biotechnology–0.40%
Amgen
1.85% 8/19/21	100,000	$ 96,486
2.13% 5/1/20	200,000	197,399
2.20% 5/11/20	300,000	296,314
2.25% 8/19/23	200,000	189,502
2.60% 8/19/26	200,000	182,049
2.65% 5/11/22	200,000	195,664
2.70% 5/1/22	100,000	98,000
3.13% 5/1/25	200,000	191,631
3.20% 11/2/27	400,000	375,548
3.63% 5/15/22	100,000	100,760
3.63% 5/22/24	150,000	149,726
3.88% 11/15/21	200,000	202,770
4.10% 6/15/21	100,000	102,022
4.40% 5/1/45	300,000	281,618
4.50% 3/15/20	150,000	152,452
5.15% 11/15/41	250,000	258,399
5.65% 6/15/42	200,000	225,083
5.75% 3/15/40	200,000	228,512
6.38% 6/1/37	100,000	118,814
6.40% 2/1/39	50,000	59,902
Baxalta
2.88% 6/23/20	120,000	118,970
4.00% 6/23/25	45,000	44,057
5.25% 6/23/45	14,000	14,241
Biogen
2.90% 9/15/20	250,000	248,240
3.63% 9/15/22	145,000	145,505
4.05% 9/15/25	145,000	144,549
5.20% 9/15/45	255,000	264,245
Celgene
2.75% 2/15/23	200,000	191,556
2.88% 8/15/20	200,000	198,680
2.88% 2/19/21	45,000	44,560
3.25% 8/15/22	250,000	245,653
3.25% 2/20/23	150,000	146,608
3.45% 11/15/27	200,000	182,339
3.55% 8/15/22	300,000	296,954
3.63% 5/15/24	200,000	195,297
3.88% 8/15/25	200,000	192,810
3.90% 2/20/28	250,000	234,937
3.95% 10/15/20	100,000	101,119
4.00% 8/15/23	100,000	100,560
4.35% 11/15/47	200,000	169,061
4.55% 2/20/48	250,000	217,466
4.63% 5/15/44	300,000	264,463
5.00% 8/15/45	110,000	102,075
Genzyme 5.00% 6/15/20	100,000	103,088
Gilead Sciences
1.95% 3/1/22	85,000	81,918
2.95% 3/1/27	300,000	279,594
3.25% 9/1/22	125,000	124,770
3.50% 2/1/25	670,000	661,685
3.65% 3/1/26	300,000	294,335

LVIP SSGA Bond Index Fund–22

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences (continued)
4.15% 3/1/47	380,000	$ 350,875
4.40% 12/1/21	200,000	206,477
4.50% 4/1/21	100,000	102,953
4.50% 2/1/45	80,000	77,110
4.60% 9/1/35	200,000	202,273
4.75% 3/1/46	250,000	248,587
4.80% 4/1/44	400,000	402,054
5.65% 12/1/41	250,000	276,743
		10,979,058
Building Materials–0.07%
Fortune Brands Home & Security
3.00% 6/15/20	50,000	49,605
4.00% 6/15/25	50,000	49,885
Johnson Controls International
φ3.63% 7/2/24	107,000	105,569
3.90% 2/14/26	75,000	73,666
4.25% 3/1/21	60,000	61,182
4.50% 2/15/47	145,000	134,670
φ4.95% 7/2/64	94,000	87,743
5.00% 3/30/20	100,000	102,118
5.13% 9/14/45	75,000	75,156
Lennox International 3.00% 11/15/23	25,000	23,552
Martin Marietta Materials
3.45% 6/1/27	43,000	39,789
3.50% 12/15/27	100,000	91,344
4.25% 7/2/24	55,000	55,729
4.25% 12/15/47	100,000	82,163
Masco
3.50% 11/15/27	60,000	55,413
4.38% 4/1/26	160,000	160,265
4.50% 5/15/47	100,000	85,724
Owens Corning
4.20% 12/15/22	212,000	210,680
4.30% 7/15/47	100,000	75,578
7.00% 12/1/36	100,000	110,888
Vulcan Materials
3.90% 4/1/27	45,000	42,657
4.70% 3/1/48	250,000	217,857
		1,991,233
Chemicals–0.36%
Air Products & Chemicals 3.35% 7/31/24	250,000	251,805
Albemarle 5.45% 12/1/44	500,000	501,548
Celanese US Holdings
4.63% 11/15/22	90,000	92,587
5.88% 6/15/21	70,000	73,625
Dow Chemical
4.25% 11/15/20	700,000	712,723
4.38% 11/15/42	400,000	352,253
5.25% 11/15/41	100,000	100,114
7.38% 11/1/29	125,000	152,692
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Dow Chemical (continued)
9.40% 5/15/39	100,000	$ 145,034
DowDuPont
3.77% 11/15/20	100,000	101,004
4.21% 11/15/23	300,000	306,975
4.49% 11/15/25	250,000	257,765
4.73% 11/15/28	350,000	362,037
5.32% 11/15/38	135,000	139,429
5.42% 11/15/48	225,000	234,635
Eastman Chemical
3.60% 8/15/22	225,000	225,470
3.80% 3/15/25	100,000	96,562
4.65% 10/15/44	70,000	62,812
4.80% 9/1/42	250,000	231,169
EI du Pont de Nemours & Co. 2.20% 5/1/20	100,000	99,317
FMC
3.95% 2/1/22	100,000	100,621
4.10% 2/1/24	100,000	100,060
International Flavors & Fragrances
3.20% 5/1/23	50,000	49,417
4.38% 6/1/47	55,000	50,443
LYB International Finance
3.50% 3/2/27	159,000	144,993
4.00% 7/15/23	200,000	201,165
LyondellBasell Industries 6.00% 11/15/21	350,000	370,180
Methanex 5.65% 12/1/44	200,000	179,989
Mosaic
3.25% 11/15/22	100,000	97,735
4.05% 11/15/27	150,000	142,525
4.25% 11/15/23	125,000	125,772
5.45% 11/15/33	104,000	107,163
5.63% 11/15/43	200,000	203,831
NewMarket 4.10% 12/15/22	50,000	51,249
Nutrien
3.00% 4/1/25	300,000	278,010
3.15% 10/1/22	100,000	96,613
4.13% 3/15/35	500,000	456,494
4.88% 3/30/20	10,000	10,177
6.13% 1/15/41	245,000	269,126
6.50% 5/15/19	145,000	146,673
PPG Industries 3.60% 11/15/20	100,000	100,879
Praxair
2.20% 8/15/22	100,000	96,677
2.25% 9/24/20	250,000	246,697
2.70% 2/21/23	100,000	98,068
4.05% 3/15/21	100,000	102,312
Rohm & Haas 7.85% 7/15/29	150,000	187,971
RPM International
3.75% 3/15/27	100,000	95,116
5.25% 6/1/45	100,000	98,601

LVIP SSGA Bond Index Fund–23

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Sherwin-Williams
2.25% 5/15/20	250,000	$ 246,254
2.75% 6/1/22	250,000	242,197
3.13% 6/1/24	100,000	95,601
3.45% 6/1/27	145,000	135,407
3.95% 1/15/26	250,000	244,815
4.50% 6/1/47	88,000	79,659
7.25% 6/15/19	50,000	50,882
Syngenta Finance 3.13% 3/28/22	100,000	95,888
Westlake Chemical
3.60% 8/15/26	150,000	137,757
5.00% 8/15/46	100,000	91,635
		10,128,208
Commercial Services–0.21%
Automatic Data Processing
2.25% 9/15/20	250,000	248,692
3.38% 9/15/25	125,000	124,098
Block Financial 4.13% 10/1/20	250,000	252,174
Board of Trustees of The Leland Stanford Junior University 3.65% 5/1/48	70,000	68,387
Boston University 4.06% 10/1/48	25,000	25,115
California Institute of Technology 4.32% 8/1/45	60,000	63,634
Ecolab
2.25% 1/12/20	200,000	198,751
2.38% 8/10/22	150,000	144,837
2.70% 11/1/26	45,000	42,060
3.25% 1/14/23	100,000	99,706
4.35% 12/8/21	164,000	168,608
Equifax
2.30% 6/1/21	125,000	121,303
3.95% 6/15/23	40,000	39,692
George Washington University
4.13% 9/15/48	200,000	200,440
4.30% 9/15/44	100,000	102,182
IHS Markit
4.13% 8/1/23	100,000	99,105
4.75% 8/1/28	100,000	98,044
Massachusetts Institute of Technology
3.89% 7/1/16	55,000	50,181
5.60% 7/1/11	200,000	256,069
Moody's
2.63% 1/15/23	100,000	95,553
2.75% 12/15/21	125,000	122,673
3.25% 6/7/21	75,000	74,754
3.25% 1/15/28	65,000	61,631
4.25% 2/1/29	100,000	102,052
4.50% 9/1/22	250,000	257,359
4.88% 12/17/48	100,000	102,744
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Northwestern University 3.66% 12/1/57	75,000	$ 73,480
President & Fellows of Harvard College
3.15% 7/15/46	100,000	89,451
3.30% 7/15/56	100,000	88,714
Princeton University 5.70% 3/1/39	50,000	63,805
RELX Capital 3.50% 3/16/23	145,000	143,990
S&P Global
2.95% 1/22/27	150,000	141,252
6.55% 11/15/37	400,000	499,320
Total System Services
3.75% 6/1/23	125,000	124,108
3.80% 4/1/21	50,000	50,017
4.00% 6/1/23	100,000	99,938
4.45% 6/1/28	100,000	98,321
4.80% 4/1/26	100,000	100,927
University of Chicago 4.00% 10/1/53	60,000	58,971
University of Notre Dame du Lac 3.39% 2/15/48	100,000	94,657
University of Southern California
3.03% 10/1/39	200,000	181,753
3.84% 10/1/47	55,000	56,054
Verisk Analytics
4.00% 6/15/25	100,000	100,530
4.13% 9/12/22	100,000	101,386
Western Union
4.25% 6/9/23	150,000	151,075
5.25% 4/1/20	107,000	109,021
William Marsh Rice University 3.57% 5/15/45	100,000	94,823
		5,741,437
Computers–0.59%
Apple
1.55% 8/4/21	250,000	242,490
1.90% 2/7/20	150,000	148,722
2.00% 5/6/20	100,000	99,073
2.00% 11/13/20	150,000	148,064
2.10% 9/12/22	150,000	145,018
2.15% 2/9/22	250,000	243,858
2.25% 2/23/21	500,000	494,295
2.30% 5/11/22	150,000	146,460
2.40% 1/13/23	150,000	145,644
2.45% 8/4/26	250,000	231,294
2.50% 2/9/22	150,000	147,699
2.50% 2/9/25	250,000	236,288
2.70% 5/13/22	100,000	98,933
2.75% 1/13/25	100,000	96,505
2.85% 2/23/23	450,000	444,741
2.90% 9/12/27	400,000	376,390
3.00% 6/20/27	925,000	882,442
3.00% 11/13/27	200,000	190,181

LVIP SSGA Bond Index Fund–24

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Apple (continued)
3.20% 5/13/25	150,000	$ 147,648
3.20% 5/11/27	154,000	148,784
3.25% 2/23/26	415,000	405,476
3.35% 2/9/27	200,000	195,083
3.45% 5/6/24	350,000	351,915
3.45% 2/9/45	125,000	110,958
3.75% 9/12/47	225,000	207,189
3.75% 11/13/47	150,000	138,192
3.85% 5/4/43	350,000	332,211
3.85% 8/4/46	635,000	592,000
4.25% 2/9/47	25,000	24,974
4.38% 5/13/45	100,000	101,795
4.45% 5/6/44	600,000	621,182
4.50% 2/23/36	250,000	263,367
4.65% 2/23/46	530,000	562,335
Dell International
4.42% 6/15/21	900,000	899,032
5.45% 6/15/23	905,000	921,837
6.02% 6/15/26	250,000	251,494
8.10% 7/15/36	135,000	147,073
8.35% 7/15/46	130,000	141,158
DXC Technology 4.75% 4/15/27	300,000	301,554
Hewlett Packard Enterprise
3.60% 10/15/20	550,000	551,650
4.90% 10/15/25	450,000	454,167
6.20% 10/15/35	250,000	241,662
6.35% 10/15/45	250,000	234,080
HP 6.00% 9/15/41	305,000	303,259
IBM Credit
1.80% 1/20/21	100,000	97,225
2.20% 9/8/22	100,000	95,328
2.65% 2/5/21	150,000	148,358
3.00% 2/6/23	150,000	147,210
International Business Machines
1.63% 5/15/20	550,000	539,245
1.88% 8/1/22	600,000	566,716
1.90% 1/27/20	150,000	148,316
2.50% 1/27/22	150,000	146,107
2.88% 11/9/22	150,000	146,605
3.30% 1/27/27	100,000	95,902
3.45% 2/19/26	150,000	146,025
4.00% 6/20/42	200,000	180,088
5.60% 11/30/39	210,000	233,214
5.88% 11/29/32	120,000	139,935
NetApp 3.38% 6/15/21	150,000	149,519
Seagate HDD Cayman
4.25% 3/1/22	100,000	95,638
4.88% 3/1/24	100,000	91,059
		16,334,662
Cosmetics & Personal Care–0.15%
Colgate-Palmolive
2.25% 11/15/22	60,000	58,294
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Cosmetics & Personal Care (continued)
Colgate-Palmolive (continued)
2.30% 5/3/22	100,000	$ 97,929
3.70% 8/1/47	55,000	52,412
4.00% 8/15/45	100,000	99,039
Estee Lauder Companies
1.80% 2/7/20	70,000	69,252
3.15% 3/15/27	100,000	97,542
4.15% 3/15/47	65,000	65,894
4.38% 6/15/45	250,000	262,591
Procter & Gamble
1.70% 11/3/21	150,000	146,218
1.85% 2/2/21	300,000	294,727
2.15% 8/11/22	150,000	145,776
2.30% 2/6/22	250,000	246,224
2.45% 11/3/26	150,000	140,608
2.70% 2/2/26	100,000	96,221
2.85% 8/11/27	150,000	143,803
3.10% 8/15/23	200,000	201,933
Unilever Capital
1.38% 7/28/21	120,000	115,040
1.80% 5/5/20	100,000	98,531
2.00% 7/28/26	100,000	90,247
2.20% 5/5/22	150,000	144,971
2.60% 5/5/24	100,000	96,470
2.75% 3/22/21	100,000	99,551
2.90% 5/5/27	150,000	143,354
3.13% 3/22/23	150,000	148,630
3.25% 3/7/24	120,000	119,323
3.38% 3/22/25	100,000	99,886
3.50% 3/22/28	300,000	296,984
4.25% 2/10/21	200,000	205,490
5.90% 11/15/32	133,000	162,784
		4,039,724
Distribution/Wholesale–0.01%
WW Grainger
3.75% 5/15/46	150,000	135,957
4.20% 5/15/47	100,000	94,745
4.60% 6/15/45	55,000	56,636
		287,338
Diversified Financial Services–0.92%
AerCap Ireland Capital
3.50% 5/26/22	150,000	145,549
3.50% 1/15/25	150,000	137,038
3.65% 7/21/27	150,000	130,612
3.95% 2/1/22	600,000	589,884
4.50% 5/15/21	450,000	451,550
4.63% 10/30/20	500,000	503,707
Affiliated Managers Group 4.25% 2/15/24	100,000	102,093
Air Lease
2.50% 3/1/21	60,000	58,522
2.63% 7/1/22	200,000	189,737
3.25% 3/1/25	100,000	92,002

LVIP SSGA Bond Index Fund–25

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Air Lease (continued)
3.38% 6/1/21	100,000	$ 99,103
3.88% 4/1/21	125,000	125,224
3.88% 7/3/23	250,000	246,304
4.25% 9/15/24	300,000	293,611
Aircastle
4.13% 5/1/24	90,000	85,028
5.00% 4/1/23	90,000	90,439
5.13% 3/15/21	90,000	91,513
5.50% 2/15/22	90,000	92,147
7.63% 4/15/20	55,000	57,545
American Express
2.20% 10/30/20	180,000	176,830
2.50% 8/1/22	250,000	241,499
2.65% 12/2/22	115,000	111,353
3.00% 10/30/24	300,000	287,461
3.38% 5/17/21	250,000	250,534
3.40% 2/27/23	200,000	198,329
3.70% 8/3/23	150,000	150,589
4.05% 12/3/42	135,000	127,683
American Express Credit
2.20% 3/3/20	100,000	98,942
2.25% 5/5/21	700,000	685,233
2.38% 5/26/20	800,000	791,772
2.60% 9/14/20	200,000	198,002
2.70% 3/3/22	100,000	98,064
3.30% 5/3/27	230,000	223,595
Ameriprise Financial
2.88% 9/15/26	100,000	93,211
5.30% 3/15/20	200,000	205,122
BGC Partners 5.38% 7/24/23	100,000	101,558
BlackRock
3.20% 3/15/27	167,000	163,366
3.38% 6/1/22	150,000	151,191
BOC Aviation 3.00% 5/23/22	500,000	486,966
Brookfield Finance
3.90% 1/25/28	100,000	94,578
4.00% 4/1/24	100,000	98,976
4.70% 9/20/47	150,000	138,445
Capital One Financial
3.20% 1/30/23	600,000	584,424
3.20% 2/5/25	150,000	140,222
3.45% 4/30/21	150,000	150,013
3.50% 6/15/23	600,000	589,844
3.75% 3/9/27	250,000	232,600
3.80% 1/31/28	400,000	370,360
4.20% 10/29/25	200,000	192,706
4.25% 4/30/25	150,000	149,093
4.75% 7/15/21	100,000	102,538
Cboe Global Markets 3.65% 1/12/27	100,000	97,428
Charles Schwab
3.00% 3/10/25	100,000	96,711
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Charles Schwab (continued)
3.20% 3/2/27	100,000	$ 95,499
3.25% 5/21/21	135,000	135,704
3.45% 2/13/26	70,000	69,443
3.85% 5/21/25	200,000	204,173
4.45% 7/22/20	100,000	102,225
CME Group
3.00% 9/15/22	300,000	299,164
3.75% 6/15/28	100,000	101,460
4.15% 6/15/48	75,000	76,152
5.30% 9/15/43	100,000	116,964
Discover Financial Services
3.75% 3/4/25	100,000	95,759
3.95% 11/6/24	100,000	98,797
4.10% 2/9/27	115,000	107,542
5.20% 4/27/22	100,000	103,822
E*TRADE Financial
2.95% 8/24/22	75,000	72,824
3.80% 8/24/27	35,000	33,103
4.50% 6/20/28	100,000	98,731
Eaton Vance 3.50% 4/6/27	100,000	97,008
Franklin Resources 2.85% 3/30/25	100,000	95,266
GE Capital International Funding Unlimited
2.34% 11/15/20	1,100,000	1,062,038
4.42% 11/15/35	1,354,000	1,137,252
Genpact Luxembourg Sarl 3.70% 4/1/22	50,000	49,657
Intercontinental Exchange
2.35% 9/15/22	250,000	241,875
2.75% 12/1/20	85,000	84,521
3.10% 9/15/27	250,000	237,433
3.45% 9/21/23	60,000	60,292
3.75% 12/1/25	85,000	85,508
3.75% 9/21/28	105,000	105,179
4.00% 10/15/23	200,000	205,105
4.25% 9/21/48	150,000	147,651
Invesco Finance
3.75% 1/15/26	100,000	97,657
4.00% 1/30/24	500,000	499,761
Janus Capital Group 4.88% 8/1/25	150,000	147,412
Jefferies Financial Group 5.50% 10/18/23	200,000	203,979
Jefferies Group
4.85% 1/15/27	310,000	296,717
5.13% 1/20/23	150,000	153,510
6.25% 1/15/36	100,000	100,531
Lazard Group
3.63% 3/1/27	100,000	94,211
3.75% 2/13/25	100,000	97,126
4.25% 11/14/20	41,000	41,564
Legg Mason
4.75% 3/15/26	150,000	153,506
5.63% 1/15/44	100,000	99,015

LVIP SSGA Bond Index Fund–26

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Mastercard
2.00% 11/21/21	100,000	$ 97,339
2.95% 11/21/26	150,000	144,484
3.38% 4/1/24	500,000	503,481
3.80% 11/21/46	100,000	96,831
Nasdaq
3.85% 6/30/26	45,000	43,526
5.55% 1/15/20	100,000	102,200
National Rural Utilities Cooperative Finance
2.30% 11/1/20	100,000	98,581
2.30% 9/15/22	70,000	67,884
2.35% 6/15/20	300,000	297,003
2.40% 4/25/22	50,000	48,678
2.70% 2/15/23	50,000	48,740
2.90% 3/15/21	70,000	69,703
2.95% 2/7/24	60,000	59,083
3.05% 4/25/27	100,000	95,928
3.25% 11/1/25	100,000	98,690
4.02% 11/1/32	100,000	103,320
μ4.75% (LIBOR03M + 2.91%) 4/30/43	100,000	95,959
8.00% 3/1/32	150,000	206,703
Nomura Holdings 6.70% 3/4/20	83,000	86,229
ORIX
2.90% 7/18/22	90,000	87,983
3.25% 12/4/24	100,000	96,974
3.70% 7/18/27	100,000	96,600
Private Export Funding
2.45% 7/15/24	250,000	246,847
4.30% 12/15/21	100,000	104,522
Raymond James Financial 4.95% 7/15/46	50,000	48,214
Synchrony Financial
2.70% 2/3/20	500,000	491,636
3.70% 8/4/26	200,000	169,920
4.25% 8/15/24	150,000	138,180
4.50% 7/23/25	100,000	91,315
TD Ameritrade Holding
2.95% 4/1/22	250,000	247,432
3.30% 4/1/27	90,000	86,173
3.75% 4/1/24	150,000	152,634
Visa
2.15% 9/15/22	45,000	43,580
2.75% 9/15/27	75,000	71,110
2.80% 12/14/22	300,000	296,401
3.15% 12/14/25	750,000	737,701
3.65% 9/15/47	375,000	353,944
4.15% 12/14/35	115,000	119,147
4.30% 12/14/45	530,000	549,054
		25,459,711
Electric–1.64%
AEP Transmission 3.75% 12/1/47	100,000	91,941
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Alabama Power
2.45% 3/30/22	100,000	$ 97,404
3.70% 12/1/47	100,000	91,397
3.75% 3/1/45	150,000	138,681
4.30% 1/2/46	150,000	151,808
4.30% 7/15/48	65,000	65,266
6.13% 5/15/38	100,000	122,663
Ameren
2.70% 11/15/20	50,000	49,354
3.65% 2/15/26	50,000	49,179
Ameren Illinois
3.70% 12/1/47	100,000	91,424
3.80% 5/15/28	100,000	101,845
American Electric Power
2.15% 11/13/20	70,000	68,635
2.95% 12/15/22	125,000	122,684
3.20% 11/13/27	100,000	95,031
Appalachian Power 4.60% 3/30/21	150,000	153,677
Arizona Public Service
2.95% 9/15/27	50,000	47,403
3.15% 5/15/25	100,000	97,492
4.35% 11/15/45	100,000	101,126
4.50% 4/1/42	100,000	102,151
5.05% 9/1/41	100,000	108,424
Avangrid 3.15% 12/1/24	150,000	144,941
Avista 4.35% 6/1/48	100,000	102,339
Baltimore Gas & Electric
3.35% 7/1/23	100,000	100,166
3.50% 8/15/46	200,000	177,937
3.75% 8/15/47	100,000	91,931
6.35% 10/1/36	100,000	120,925
Berkshire Hathaway Energy
2.38% 1/15/21	70,000	69,063
2.80% 1/15/23	125,000	122,287
3.25% 4/15/28	125,000	119,050
3.75% 11/15/23	200,000	202,969
3.80% 7/15/48	70,000	62,987
5.15% 11/15/43	200,000	213,896
5.95% 5/15/37	125,000	146,456
6.13% 4/1/36	247,000	296,161
Black Hills
3.15% 1/15/27	100,000	93,779
3.95% 1/15/26	50,000	49,883
4.20% 9/15/46	100,000	93,038
4.25% 11/30/23	100,000	100,987
CenterPoint Energy
3.60% 11/1/21	30,000	30,083
3.85% 2/1/24	75,000	75,449
4.25% 11/1/28	75,000	76,150
CenterPoint Energy Houston Electric
2.25% 8/1/22	250,000	241,622
2.40% 9/1/26	100,000	91,980
3.00% 2/1/27	100,000	95,529

LVIP SSGA Bond Index Fund–27

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Cleco Corporate Holdings
3.74% 5/1/26	100,000	$ 95,545
4.97% 5/1/46	70,000	68,708
Cleveland Electric Illuminating 5.95% 12/15/36	100,000	112,425
CMS Energy
3.00% 5/15/26	40,000	37,673
4.88% 3/1/44	100,000	104,764
Commonwealth Edison
2.55% 6/15/26	100,000	93,708
3.40% 9/1/21	100,000	100,574
3.65% 6/15/46	100,000	90,753
3.70% 8/15/28	45,000	45,187
4.00% 3/1/48	250,000	241,775
6.45% 1/15/38	100,000	126,103
Connecticut Light & Power
4.00% 4/1/48	200,000	197,936
4.15% 6/1/45	75,000	74,973
4.30% 4/15/44	130,000	132,774
Consolidated Edison Co. of New York
3.80% 5/15/28	100,000	101,715
3.95% 3/1/43	150,000	140,846
4.00% 12/1/28	100,000	102,605
4.30% 12/1/56	100,000	93,296
4.45% 3/15/44	200,000	200,084
4.50% 12/1/45	100,000	101,093
4.63% 12/1/54	500,000	490,139
4.65% 12/1/48	100,000	104,091
5.50% 12/1/39	250,000	283,302
5.85% 3/15/36	100,000	118,013
6.30% 8/15/37	20,000	24,562
6.75% 4/1/38	25,000	31,954
Consumers Energy
2.85% 5/15/22	100,000	98,956
3.25% 8/15/46	100,000	84,858
3.38% 8/15/23	200,000	200,780
3.95% 5/15/43	150,000	145,890
5.65% 4/15/20	100,000	103,586
Delmarva Power & Light
3.50% 11/15/23	150,000	150,906
4.15% 5/15/45	50,000	48,905
Dominion Energy
2.00% 8/15/21	40,000	38,461
2.75% 1/15/22	150,000	146,213
2.75% 9/15/22	250,000	241,003
2.85% 8/15/26	60,000	55,382
4.90% 8/1/41	60,000	59,758
5.95% 6/15/35	25,000	27,982
DTE Electric
3.65% 3/15/24	100,000	102,143
3.70% 6/1/46	50,000	46,575
3.75% 8/15/47	100,000	93,260
4.05% 5/15/48	100,000	99,343
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
DTE Energy
2.85% 10/1/26	200,000	$ 183,582
3.30% 6/15/22	200,000	198,625
3.50% 6/1/24	100,000	99,177
Duke Energy
1.80% 9/1/21	150,000	143,665
2.65% 9/1/26	165,000	150,263
3.15% 8/15/27	250,000	233,812
3.75% 9/1/46	190,000	164,934
3.95% 8/15/47	200,000	181,251
4.80% 12/15/45	100,000	102,234
Duke Energy Carolinas
2.95% 12/1/26	350,000	335,424
3.05% 3/15/23	150,000	148,775
3.90% 6/15/21	100,000	101,377
3.95% 3/15/48	150,000	143,494
4.00% 9/30/42	150,000	144,438
4.30% 6/15/20	100,000	101,960
5.30% 2/15/40	100,000	113,978
6.10% 6/1/37	170,000	204,294
Duke Energy Florida
3.20% 1/15/27	150,000	145,289
3.85% 11/15/42	100,000	93,760
6.40% 6/15/38	300,000	383,644
Duke Energy Florida Project Finance 2.54% 9/1/31	100,000	93,233
Duke Energy Indiana
3.75% 5/15/46	150,000	138,603
6.12% 10/15/35	100,000	123,415
6.45% 4/1/39	130,000	165,275
Duke Energy Ohio
3.70% 6/15/46	68,000	61,369
3.80% 9/1/23	500,000	512,245
Duke Energy Progress
3.38% 9/1/23	50,000	50,254
3.70% 9/1/28	100,000	101,135
4.10% 3/15/43	100,000	97,115
6.30% 4/1/38	250,000	310,873
Edison International 2.95% 3/15/23	250,000	236,387
El Paso Electric 5.00% 12/1/44	150,000	156,579
Emera US Finance
2.70% 6/15/21	100,000	97,477
3.55% 6/15/26	100,000	94,981
4.75% 6/15/46	105,000	101,336
Enel Americas 4.00% 10/25/26	35,000	32,751
Enel Chile 4.88% 6/12/28	150,000	150,000
Enel Generacion Chile 4.25% 4/15/24	100,000	98,555
Entergy
2.95% 9/1/26	90,000	83,172
5.13% 9/15/20	100,000	102,097

LVIP SSGA Bond Index Fund–28

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Entergy Arkansas
3.50% 4/1/26	60,000	$ 59,695
3.70% 6/1/24	200,000	203,433
Entergy Louisiana
2.40% 10/1/26	100,000	92,055
3.25% 4/1/28	150,000	144,390
4.00% 3/15/33	95,000	96,251
4.05% 9/1/23	150,000	153,943
4.95% 1/15/45	110,000	112,511
Entergy Mississippi 2.85% 6/1/28	50,000	46,800
Evergy 4.85% 6/1/21	50,000	51,325
Eversource Energy
2.50% 3/15/21	100,000	98,335
2.75% 3/15/22	100,000	98,340
2.90% 10/1/24	100,000	95,962
3.15% 1/15/25	100,000	96,748
3.30% 1/15/28	100,000	95,026
3.80% 12/1/23	45,000	45,483
4.25% 4/1/29	75,000	76,508
Exelon
2.45% 4/15/21	65,000	63,607
2.85% 6/15/20	150,000	148,864
3.40% 4/15/26	100,000	95,224
3.50% 6/1/22	200,000	195,735
4.45% 4/15/46	100,000	94,422
4.95% 6/15/35	105,000	106,015
5.10% 6/15/45	105,000	108,478
5.15% 12/1/20	200,000	204,472
Exelon Generation
4.25% 6/15/22	250,000	253,626
5.60% 6/15/42	292,000	285,184
6.25% 10/1/39	100,000	104,592
FirstEnergy
2.85% 7/15/22	60,000	58,526
3.90% 7/15/27	125,000	121,368
4.25% 3/15/23	130,000	132,199
4.85% 7/15/47	55,000	55,124
7.38% 11/15/31	230,000	291,260
Florida Power & Light
3.13% 12/1/25	250,000	247,918
3.70% 12/1/47	100,000	93,752
3.80% 12/15/42	100,000	95,382
3.95% 3/1/48	250,000	244,787
4.05% 6/1/42	150,000	149,860
4.13% 6/1/48	100,000	100,509
5.69% 3/1/40	50,000	60,969
5.95% 2/1/38	200,000	246,271
5.96% 4/1/39	100,000	124,458
Fortis
2.10% 10/4/21	125,000	120,250
3.06% 10/4/26	200,000	182,887
Georgia Power
2.40% 4/1/21	50,000	49,040
3.25% 4/1/26	50,000	46,800
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Georgia Power (continued)
4.30% 3/15/42	200,000	$ 184,890
4.30% 3/15/43	100,000	92,221
4.75% 9/1/40	100,000	99,207
Hydro-Quebec
8.05% 7/7/24	250,000	310,747
8.50% 12/1/29	115,000	167,093
Iberdrola International 6.75% 7/15/36	100,000	118,973
Indiana Michigan Power
3.75% 7/1/47	100,000	91,643
3.85% 5/15/28	150,000	151,134
4.25% 8/15/48	50,000	49,349
Interstate Power & Light 6.25% 7/15/39	130,000	163,414
ITC Holdings
2.70% 11/15/22	100,000	96,745
3.25% 6/30/26	90,000	84,817
3.35% 11/15/27	100,000	95,493
3.65% 6/15/24	75,000	74,676
Kansas City Power & Light
3.65% 8/15/25	250,000	248,878
4.20% 6/15/47	100,000	96,747
Kentucky Utilities
3.25% 11/1/20	100,000	100,304
5.13% 11/1/40	100,000	112,471
MidAmerican Energy
3.10% 5/1/27	100,000	97,435
3.50% 10/15/24	100,000	101,751
3.95% 8/1/47	100,000	97,052
4.40% 10/15/44	100,000	103,263
4.80% 9/15/43	250,000	274,279
5.75% 11/1/35	25,000	29,797
Mississippi Power 3.95% 3/30/28	100,000	98,875
Nevada Power 6.75% 7/1/37	100,000	129,819
NextEra Energy Capital Holdings
3.34% 9/1/20	50,000	50,119
4.50% 6/1/21	100,000	101,796
Northern States Power
2.20% 8/15/20	100,000	98,669
2.60% 5/15/23	100,000	97,058
3.60% 5/15/46	50,000	46,285
3.60% 9/15/47	100,000	91,777
4.00% 8/15/45	100,000	97,688
5.35% 11/1/39	40,000	46,349
6.20% 7/1/37	100,000	126,521
NorthWestern 4.18% 11/15/44	150,000	150,339
NSTAR Electric 3.20% 5/15/27	100,000	97,580
Oglethorpe Power
4.25% 4/1/46	75,000	69,485
5.95% 11/1/39	100,000	111,933
Ohio Edison 6.88% 7/15/36	100,000	124,560

LVIP SSGA Bond Index Fund–29

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Ohio Power 4.15% 4/1/48	100,000	$ 98,928
Oklahoma Gas & Electric
3.80% 8/15/28	100,000	101,096
4.15% 4/1/47	50,000	48,568
Oncor Electric Delivery
2.95% 4/1/25	100,000	97,463
3.70% 11/15/28	100,000	101,179
3.75% 4/1/45	100,000	95,156
4.10% 6/1/22	100,000	102,481
4.10% 11/15/48	100,000	100,124
4.55% 12/1/41	150,000	156,732
5.30% 6/1/42	200,000	227,747
7.00% 5/1/32	50,000	64,615
Pacific Gas & Electric
2.95% 3/1/26	100,000	82,719
3.25% 6/15/23	250,000	222,414
3.30% 12/1/27	100,000	82,105
3.40% 8/15/24	150,000	130,834
3.50% 6/15/25	350,000	301,716
3.95% 12/1/47	100,000	75,684
4.00% 12/1/46	100,000	75,983
4.30% 3/15/45	210,000	167,501
4.65% 8/1/28	100,000	92,177
5.13% 11/15/43	200,000	173,529
6.05% 3/1/34	500,000	465,507
6.25% 3/1/39	300,000	283,364
PacifiCorp
2.95% 6/1/23	100,000	99,082
4.10% 2/1/42	100,000	97,320
4.13% 1/15/49	70,000	69,062
5.75% 4/1/37	100,000	119,591
6.00% 1/15/39	100,000	120,282
6.35% 7/15/38	25,000	31,576
7.70% 11/15/31	100,000	137,816
PECO Energy
3.15% 10/15/25	500,000	488,693
5.95% 10/1/36	100,000	119,508
Potomac Electric Power 4.15% 3/15/43	100,000	99,088
PPL Capital Funding
3.40% 6/1/23	200,000	198,073
3.50% 12/1/22	100,000	98,467
3.95% 3/15/24	200,000	201,259
4.00% 9/15/47	100,000	89,481
4.20% 6/15/22	150,000	151,946
PPL Electric Utilities
3.00% 9/15/21	100,000	100,216
4.13% 6/15/44	100,000	99,465
4.15% 10/1/45	250,000	251,263
6.25% 5/15/39	30,000	37,979
Progress Energy
6.00% 12/1/39	50,000	58,894
7.75% 3/1/31	150,000	199,990
PSEG Power
3.85% 6/1/23	100,000	100,182
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
PSEG Power (continued)
5.13% 4/15/20	60,000	$ 61,605
Public Service Co. of Colorado
3.20% 11/15/20	100,000	100,475
3.80% 6/15/47	200,000	188,960
6.25% 9/1/37	100,000	126,969
Public Service Electric & Gas
1.90% 3/15/21	50,000	48,841
2.38% 5/15/23	200,000	193,544
3.00% 5/15/25	100,000	97,868
3.60% 12/1/47	50,000	45,715
3.70% 5/1/28	100,000	101,701
3.80% 3/1/46	100,000	94,808
4.05% 5/1/48	100,000	97,823
5.50% 3/1/40	100,000	119,371
Public Service Enterprise Group 2.00% 11/15/21	200,000	192,193
Puget Energy
3.65% 5/15/25	200,000	195,787
6.00% 9/1/21	200,000	211,696
Puget Sound Energy
4.22% 6/15/48	65,000	65,167
5.64% 4/15/41	80,000	93,946
5.80% 3/15/40	100,000	119,456
San Diego Gas & Electric
3.00% 8/15/21	175,000	174,340
3.60% 9/1/23	200,000	201,716
4.15% 5/15/48	100,000	97,358
6.00% 6/1/39	110,000	131,726
Sempra Energy
2.40% 2/1/20	65,000	64,143
2.40% 3/15/20	250,000	246,561
2.85% 11/15/20	100,000	98,735
2.88% 10/1/22	150,000	144,791
2.90% 2/1/23	35,000	34,042
3.40% 2/1/28	95,000	86,967
3.75% 11/15/25	100,000	96,599
3.80% 2/1/38	150,000	128,658
4.00% 2/1/48	95,000	81,870
6.00% 10/15/39	125,000	139,398
Sierra Pacific Power 2.60% 5/1/26	200,000	186,509
South Carolina Electric & Gas
3.50% 8/15/21	110,000	110,377
4.25% 8/15/28	135,000	140,228
4.50% 6/1/64	35,000	32,469
6.05% 1/15/38	225,000	266,121
Southern
2.35% 7/1/21	250,000	242,927
2.75% 6/15/20	100,000	98,927
2.95% 7/1/23	75,000	72,502
3.25% 7/1/26	250,000	234,572
4.25% 7/1/36	85,000	80,470
4.40% 7/1/46	250,000	230,748

LVIP SSGA Bond Index Fund–30

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Southern California Edison
2.90% 3/1/21	100,000	$ 98,794
3.65% 3/1/28	100,000	97,833
3.88% 6/1/21	70,000	70,629
3.90% 3/15/43	100,000	91,077
4.00% 4/1/47	100,000	91,899
4.05% 3/15/42	300,000	281,867
4.13% 3/1/48	150,000	142,364
4.50% 9/1/40	100,000	98,682
4.65% 10/1/43	100,000	100,527
5.95% 2/1/38	25,000	28,153
6.00% 1/15/34	200,000	223,471
6.05% 3/15/39	170,000	194,015
6.65% 4/1/29	100,000	111,565
Southern Power
2.38% 6/1/20	100,000	98,663
2.50% 12/15/21	100,000	97,189
4.15% 12/1/25	200,000	198,485
4.95% 12/15/46	100,000	93,589
5.25% 7/15/43	120,000	119,268
Southwestern Electric Power
2.75% 10/1/26	150,000	138,207
3.85% 2/1/48	100,000	89,159
3.90% 4/1/45	300,000	271,174
6.20% 3/15/40	200,000	237,437
Southwestern Public Service 4.40% 11/15/48	100,000	101,098
Tampa Electric
4.10% 6/15/42	100,000	95,367
4.35% 5/15/44	50,000	48,290
4.45% 6/15/49	100,000	97,889
TransAlta 6.50% 3/15/40	250,000	229,158
Union Electric
2.95% 6/15/27	100,000	95,602
3.50% 4/15/24	100,000	100,788
3.65% 4/15/45	100,000	92,586
3.90% 9/15/42	100,000	97,105
4.00% 4/1/48	100,000	97,640
8.45% 3/15/39	80,000	119,606
Virginia Electric & Power
2.75% 3/15/23	200,000	195,201
2.95% 11/15/26	100,000	95,099
3.15% 1/15/26	70,000	67,705
3.50% 3/15/27	150,000	147,985
3.80% 4/1/28	100,000	100,611
3.80% 9/15/47	100,000	92,329
4.00% 11/15/46	45,000	42,738
4.45% 2/15/44	325,000	328,031
4.60% 12/1/48	115,000	120,436
4.65% 8/15/43	150,000	156,322
6.00% 5/15/37	25,000	29,981
6.35% 11/30/37	100,000	123,394
8.88% 11/15/38	100,000	151,303
WEC Energy Group
2.45% 6/15/20	50,000	49,428
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
WEC Energy Group (continued)
3.38% 6/15/21	65,000	$ 64,997
3.55% 6/15/25	50,000	49,556
Westar Energy
2.55% 7/1/26	50,000	46,763
4.10% 4/1/43	300,000	288,417
4.25% 12/1/45	50,000	49,138
Wisconsin Electric Power
2.95% 9/15/21	100,000	99,430
4.30% 10/15/48	45,000	46,452
Wisconsin Public Service 4.75% 11/1/44	200,000	216,151
Xcel Energy
2.40% 3/15/21	100,000	98,523
2.60% 3/15/22	100,000	97,698
3.30% 6/1/25	100,000	97,860
3.35% 12/1/26	100,000	97,187
6.50% 7/1/36	100,000	126,156
		45,459,837
Electrical Components & Equipment–0.02%
Emerson Electric
2.63% 12/1/21	100,000	98,669
3.15% 6/1/25	150,000	146,692
4.25% 11/15/20	50,000	51,025
5.25% 11/15/39	50,000	55,767
Hubbell 3.35% 3/1/26	150,000	142,026
		494,179
Electronics–0.15%
Agilent Technologies
3.88% 7/15/23	150,000	151,578
5.00% 7/15/20	100,000	102,706
Allegion US Holding
3.20% 10/1/24	150,000	141,667
3.55% 10/1/27	150,000	139,638
Amphenol
2.20% 4/1/20	50,000	49,275
3.20% 4/1/24	100,000	97,080
Arrow Electronics
3.50% 4/1/22	100,000	98,731
3.88% 1/12/28	200,000	182,522
Avnet
3.75% 12/1/21	50,000	50,325
4.63% 4/15/26	50,000	48,926
4.88% 12/1/22	100,000	102,228
Corning
2.90% 5/15/22	150,000	147,783
4.25% 8/15/20	65,000	66,200
4.75% 3/15/42	250,000	238,769
5.75% 8/15/40	25,000	27,218
Flex 4.75% 6/15/25	125,000	122,621
FLIR Systems 3.13% 6/15/21	50,000	49,325

LVIP SSGA Bond Index Fund–31

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
Fortive
2.35% 6/15/21	100,000	$ 97,564
3.15% 6/15/26	150,000	141,694
4.30% 6/15/46	50,000	46,865
Honeywell International
1.85% 11/1/21	200,000	193,365
2.50% 11/1/26	200,000	187,261
3.35% 12/1/23	200,000	202,399
3.81% 11/21/47	315,000	299,795
4.25% 3/1/21	50,000	51,425
Jabil 3.95% 1/12/28	110,000	96,112
Keysight Technologies
4.55% 10/30/24	250,000	255,322
4.60% 4/6/27	60,000	60,330
Tech Data
3.70% 2/15/22	100,000	98,183
4.95% 2/15/27	100,000	94,020
Trimble
4.15% 6/15/23	100,000	100,629
4.75% 12/1/24	100,000	100,951
4.90% 6/15/28	100,000	98,646
Tyco Electronics Group
3.50% 2/3/22	150,000	150,237
3.70% 2/15/26	100,000	97,367
		4,188,757
Engineering & Construction–0.01%
Fluor
3.50% 12/15/24	100,000	97,659
4.25% 9/15/28	150,000	146,412
		244,071
Environmental Control–0.07%
Republic Services
2.90% 7/1/26	110,000	103,928
3.20% 3/15/25	250,000	242,903
3.38% 11/15/27	60,000	57,585
3.95% 5/15/28	150,000	150,389
4.75% 5/15/23	100,000	104,771
5.25% 11/15/21	100,000	105,930
Waste Management
2.40% 5/15/23	100,000	96,010
3.13% 3/1/25	100,000	97,250
3.15% 11/15/27	100,000	95,656
3.50% 5/15/24	250,000	250,039
3.90% 3/1/35	550,000	535,408
4.10% 3/1/45	55,000	53,302
		1,893,171
Food–0.42%
Campbell Soup
2.50% 8/2/22	61,000	57,824
3.30% 3/15/21	135,000	134,369
3.65% 3/15/23	200,000	195,296
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Campbell Soup (continued)
3.95% 3/15/25	150,000	$ 143,902
4.15% 3/15/28	200,000	186,547
4.25% 4/15/21	250,000	253,879
4.80% 3/15/48	65,000	55,946
Conagra Brands
3.20% 1/25/23	196,000	190,382
3.80% 10/22/21	60,000	60,061
4.30% 5/1/24	75,000	74,635
4.60% 11/1/25	70,000	70,322
4.85% 11/1/28	165,000	162,570
5.30% 11/1/38	50,000	47,388
5.40% 11/1/48	105,000	97,044
8.25% 9/15/30	100,000	127,072
Flowers Foods 3.50% 10/1/26	105,000	100,386
General Mills
3.15% 12/15/21	200,000	198,530
3.20% 4/16/21	25,000	24,876
3.20% 2/10/27	150,000	138,155
3.65% 2/15/24	111,000	110,207
3.70% 10/17/23	75,000	74,644
4.00% 4/17/25	100,000	98,550
4.20% 4/17/28	75,000	73,633
4.55% 4/17/38	50,000	46,534
4.70% 4/17/48	60,000	55,120
5.40% 6/15/40	45,000	45,199
Hershey
2.30% 8/15/26	100,000	91,813
3.38% 5/15/23	100,000	100,717
4.13% 12/1/20	200,000	204,279
Ingredion 3.20% 10/1/26	100,000	93,142
JM Smucker
2.50% 3/15/20	100,000	99,043
3.00% 3/15/22	150,000	146,465
3.38% 12/15/27	100,000	93,060
3.50% 3/15/25	150,000	144,220
4.25% 3/15/35	100,000	91,658
4.38% 3/15/45	50,000	43,671
Kellogg
2.65% 12/1/23	200,000	189,324
3.13% 5/17/22	150,000	148,368
3.25% 4/1/26	95,000	89,369
3.40% 11/15/27	200,000	186,612
4.00% 12/15/20	64,000	64,949
4.30% 5/15/28	150,000	149,837
4.50% 4/1/46	100,000	93,116
Koninklijke Ahold Delhaize 5.70% 10/1/40	145,000	157,390
Kraft Heinz Foods
3.00% 6/1/26	575,000	513,781
3.38% 6/15/21	40,000	39,927
3.50% 6/6/22	150,000	148,606
3.50% 7/15/22	200,000	197,261
3.95% 7/15/25	150,000	145,370

LVIP SSGA Bond Index Fund–32

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Kraft Heinz Foods (continued)
4.00% 6/15/23	200,000	$ 199,677
4.38% 6/1/46	790,000	653,209
4.63% 1/30/29	150,000	148,604
5.00% 7/15/35	105,000	98,810
5.00% 6/4/42	250,000	224,302
5.20% 7/15/45	85,000	77,939
5.38% 2/10/20	250,000	255,781
6.50% 2/9/40	150,000	159,846
Kroger
2.60% 2/1/21	50,000	49,065
3.30% 1/15/21	250,000	249,045
3.40% 4/15/22	50,000	49,523
3.50% 2/1/26	100,000	95,013
4.45% 2/1/47	500,000	439,726
5.00% 4/15/42	100,000	95,502
6.90% 4/15/38	100,000	117,969
7.50% 4/1/31	250,000	308,583
McCormick & Co.
2.70% 8/15/22	150,000	145,573
3.15% 8/15/24	100,000	96,518
3.40% 8/15/27	150,000	141,961
4.20% 8/15/47	20,000	18,753
Mondelez International
3.00% 5/7/20	100,000	99,662
3.63% 5/7/23	100,000	100,219
4.13% 5/7/28	100,000	99,979
4.63% 5/7/48	100,000	96,505
Sysco
2.50% 7/15/21	105,000	102,939
2.60% 10/1/20	250,000	247,410
3.25% 7/15/27	200,000	187,928
3.30% 7/15/26	100,000	95,322
3.55% 3/15/25	100,000	98,611
3.75% 10/1/25	125,000	122,070
4.45% 3/15/48	100,000	95,296
4.50% 4/1/46	75,000	71,125
4.85% 10/1/45	85,000	87,052
Tyson Foods
2.25% 8/23/21	65,000	62,986
3.55% 6/2/27	155,000	144,709
3.95% 8/15/24	240,000	238,906
4.55% 6/2/47	105,000	92,349
		11,723,516
Forest Products & Paper–0.08%
Celulosa Arauco y Constitucion 4.50% 8/1/24	200,000	198,250
Domtar 4.40% 4/1/22	100,000	100,575
Fibria Overseas Finance
4.00% 1/14/25	200,000	189,350
5.50% 1/17/27	100,000	100,625
Georgia-Pacific 8.00% 1/15/24	250,000	300,342
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Forest Products & Paper (continued)
International Paper
3.00% 2/15/27	150,000	$ 136,783
4.35% 8/15/48	350,000	300,611
4.75% 2/15/22	92,000	96,040
4.80% 6/15/44	200,000	179,949
5.00% 9/15/35	100,000	98,186
5.15% 5/15/46	200,000	188,436
6.00% 11/15/41	135,000	142,657
7.30% 11/15/39	100,000	118,211
7.50% 8/15/21	54,000	59,875
		2,209,890
Gas–0.12%
Atmos Energy
3.00% 6/15/27	65,000	62,055
4.13% 10/15/44	150,000	145,036
CenterPoint Energy Resources
3.55% 4/1/23	100,000	100,152
4.00% 4/1/28	100,000	101,016
4.10% 9/1/47	45,000	41,823
4.50% 1/15/21	65,000	66,335
5.85% 1/15/41	115,000	135,399
Dominion Energy Gas Holdings
3.60% 12/15/24	25,000	24,856
4.60% 12/15/44	200,000	197,923
4.80% 11/1/43	94,000	94,885
National Fuel Gas
3.75% 3/1/23	156,000	152,355
3.95% 9/15/27	200,000	187,103
NiSource
2.65% 11/17/22	165,000	158,111
3.49% 5/15/27	100,000	95,595
3.65% 6/15/23	300,000	300,809
3.95% 3/30/48	150,000	133,933
4.38% 5/15/47	100,000	93,395
4.80% 2/15/44	100,000	97,163
5.25% 2/15/43	59,000	60,786
ONE Gas
3.61% 2/1/24	100,000	100,360
4.66% 2/1/44	50,000	53,175
Piedmont Natural Gas
3.64% 11/1/46	50,000	43,717
4.65% 8/1/43	50,000	51,026
Southern California Gas
3.15% 9/15/24	100,000	99,363
4.13% 6/1/48	100,000	99,571
Southern Gas Capital
3.95% 10/1/46	200,000	175,773
4.40% 6/1/43	100,000	95,231
4.40% 5/30/47	200,000	187,759
5.88% 3/15/41	70,000	79,363
Southwest Gas 3.70% 4/1/28	100,000	99,658

LVIP SSGA Bond Index Fund–33

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
Washington Gas Light 3.80% 9/15/46	70,000	$ 65,246
		3,398,972
Hand Machine Tools–0.01%
Snap-on 4.10% 3/1/48	85,000	81,787
Stanley Black & Decker
2.90% 11/1/22	150,000	147,446
5.20% 9/1/40	100,000	109,337
		338,570
Health Care Products–0.45%
Abbott Laboratories
2.80% 9/15/20	100,000	99,450
2.90% 11/30/21	500,000	495,999
3.40% 11/30/23	210,000	209,594
3.75% 11/30/26	340,000	336,352
3.88% 9/15/25	120,000	121,683
4.75% 11/30/36	350,000	366,467
4.90% 11/30/46	400,000	421,501
5.30% 5/27/40	250,000	276,579
6.00% 4/1/39	50,000	60,082
6.15% 11/30/37	50,000	60,436
Baxter International
1.70% 8/15/21	100,000	96,001
2.60% 8/15/26	150,000	137,159
3.50% 8/15/46	100,000	82,905
Becton Dickinson & Co.
2.40% 6/5/20	70,000	68,931
2.89% 6/6/22	135,000	130,856
3.13% 11/8/21	700,000	690,846
3.25% 11/12/20	100,000	99,440
3.36% 6/6/24	150,000	144,248
3.70% 6/6/27	300,000	284,257
3.73% 12/15/24	350,000	338,544
4.67% 6/6/47	125,000	118,018
5.00% 11/12/40	35,000	34,372
Boston Scientific
2.85% 5/15/20	100,000	99,382
3.85% 5/15/25	100,000	98,513
4.00% 3/1/28	200,000	194,494
6.00% 1/15/20	100,000	102,552
7.38% 1/15/40	201,000	263,391
Covidien International Finance
3.20% 6/15/22	150,000	149,652
4.20% 6/15/20	100,000	101,619
6.55% 10/15/37	100,000	126,984
Danaher
3.35% 9/15/25	125,000	123,071
4.38% 9/15/45	115,000	118,921
Koninklijke Philips
5.00% 3/15/42	100,000	108,049
6.88% 3/11/38	50,000	65,158
Life Technologies 6.00% 3/1/20	150,000	154,242
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
Medtronic
2.75% 4/1/23	675,000	$ 661,811
3.13% 3/15/22	150,000	149,494
3.50% 3/15/25	575,000	573,203
3.63% 3/15/24	500,000	505,135
4.38% 3/15/35	150,000	153,843
4.50% 3/15/42	100,000	102,493
4.63% 3/15/45	590,000	620,010
5.55% 3/15/40	100,000	116,674
Medtronic Global Holdings 3.35% 4/1/27	150,000	147,079
Stryker
2.63% 3/15/21	150,000	148,054
3.38% 5/15/24	150,000	149,546
3.38% 11/1/25	100,000	96,823
3.50% 3/15/26	75,000	72,233
3.65% 3/7/28	200,000	194,996
4.38% 1/15/20	100,000	101,570
4.38% 5/15/44	100,000	95,765
4.63% 3/15/46	95,000	95,794
Thermo Fisher Scientific
3.00% 4/15/23	105,000	102,255
3.20% 8/15/27	100,000	93,108
3.30% 2/15/22	200,000	199,294
3.60% 8/15/21	100,000	100,351
4.10% 8/15/47	100,000	92,925
4.15% 2/1/24	200,000	202,815
4.50% 3/1/21	240,000	245,416
4.70% 5/1/20	100,000	102,315
5.30% 2/1/44	200,000	221,245
Zimmer Biomet Holdings
2.70% 4/1/20	350,000	346,765
3.15% 4/1/22	250,000	244,614
3.55% 4/1/25	180,000	171,318
3.70% 3/19/23	75,000	74,271
		12,560,963
Health Care Services–0.48%
Advocate Health & Hospitals
3.83% 8/15/28	35,000	36,068
4.27% 8/15/48	30,000	30,030
Aetna
2.75% 11/15/22	550,000	528,130
2.80% 6/15/23	135,000	128,519
3.88% 8/15/47	145,000	123,258
6.63% 6/15/36	100,000	117,602
6.75% 12/15/37	100,000	121,173
AHS Hospital 5.02% 7/1/45	50,000	55,617
Anthem
2.50% 11/21/20	65,000	64,136
2.95% 12/1/22	200,000	195,226
3.13% 5/15/22	250,000	246,521
3.35% 12/1/24	150,000	146,323
3.50% 8/15/24	250,000	245,528
4.10% 3/1/28	350,000	343,696

LVIP SSGA Bond Index Fund–34

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Anthem (continued)
4.35% 8/15/20	100,000	$ 101,800
4.38% 12/1/47	125,000	116,717
4.55% 3/1/48	350,000	335,158
4.63% 5/15/42	100,000	96,729
4.65% 1/15/43	125,000	121,859
4.65% 8/15/44	100,000	96,522
Ascension Health 3.95% 11/15/46	185,000	178,602
Baylor Scott & White Holdings
3.97% 11/15/46	50,000	48,577
4.19% 11/15/45	95,000	93,865
Children's Hospital 4.12% 1/1/47	65,000	65,402
Children's Hospital Medical Center 4.27% 5/15/44	50,000	50,871
Cigna
3.05% 10/15/27	395,000	362,003
3.88% 10/15/47	400,000	335,335
7.88% 5/15/27	21,000	25,916
City of Hope 4.38% 8/15/48	75,000	74,035
Coventry Health Care 5.45% 6/15/21	80,000	82,874
Dartmouth-Hitchcock Health 4.18% 8/1/48	100,000	96,932
Duke University Health System 3.92% 6/1/47	75,000	73,325
Hackensack Meridian Health 4.50% 7/1/57	100,000	104,553
Halfmoon Parent 4.13% 11/15/25	90,000	90,007
Humana
2.50% 12/15/20	50,000	49,269
2.90% 12/15/22	100,000	97,306
3.15% 12/1/22	100,000	98,053
4.63% 12/1/42	175,000	173,632
4.95% 10/1/44	300,000	309,276
Indiana University Health 3.97% 11/1/48	55,000	54,810
Johns Hopkins Health System 3.84% 5/15/46	70,000	67,768
Kaiser Foundation Hospitals
3.15% 5/1/27	125,000	120,297
3.50% 4/1/22	50,000	50,870
4.15% 5/1/47	105,000	103,868
Laboratory Corporation of America Holdings
3.25% 9/1/24	100,000	95,829
3.60% 9/1/27	100,000	95,416
4.63% 11/15/20	150,000	153,188
4.70% 2/1/45	500,000	467,165
Mayo Clinic 4.13% 11/15/52	100,000	100,863
McLaren Health Care 4.39% 5/15/48	65,000	64,243
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Memorial Sloan-Kettering Cancer Center 4.20% 7/1/55	127,000	$ 127,869
Mercy Health 4.30% 7/1/28	25,000	25,531
Montefiore Obligated Group 5.25% 11/1/48	70,000	67,870
Mount Sinai Hospitals Group 3.98% 7/1/48	100,000	93,783
New York and Presbyterian Hospital
4.02% 8/1/45	75,000	73,041
4.06% 8/1/56	50,000	48,410
Northwell Healthcare
3.98% 11/1/46	250,000	228,128
4.26% 11/1/47	150,000	142,788
NYU Langone Hospitals 4.37% 7/1/47	100,000	99,685
Orlando Health Obligated Group 4.09% 10/1/48	45,000	42,995
Partners Healthcare System 3.77% 7/1/48	40,000	36,466
Providence St Joseph Health Obligated Group
2.75% 10/1/26	100,000	93,160
3.74% 10/1/47	100,000	93,355
Quest Diagnostics
3.45% 6/1/26	55,000	52,875
3.50% 3/30/25	300,000	292,954
4.75% 1/30/20	60,000	60,982
RWJ Barnabas Health 3.95% 7/1/46	50,000	47,062
SSM Health Care
3.69% 6/1/23	90,000	90,897
3.82% 6/1/27	71,000	70,489
Stanford Health Care 3.80% 11/15/48	30,000	28,757
Texas Health Resources 4.33% 11/15/55	30,000	30,490
Trinity Health 4.13% 12/1/45	25,000	23,791
UnitedHealth Group
1.95% 10/15/20	200,000	196,561
2.13% 3/15/21	200,000	195,885
2.38% 10/15/22	200,000	193,965
2.70% 7/15/20	145,000	144,514
2.75% 2/15/23	107,000	104,759
2.88% 12/15/21	400,000	398,875
2.88% 3/15/23	250,000	246,418
2.95% 10/15/27	250,000	236,456
3.15% 6/15/21	100,000	100,168
3.38% 4/15/27	150,000	146,872
3.45% 1/15/27	100,000	99,075
3.50% 6/15/23	100,000	100,924
3.50% 2/15/24	40,000	40,284
3.70% 12/15/25	40,000	40,436
3.75% 7/15/25	500,000	506,571
3.75% 10/15/47	200,000	184,124

LVIP SSGA Bond Index Fund–35

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
UnitedHealth Group (continued)
3.85% 6/15/28	200,000	$ 202,419
3.88% 12/15/28	50,000	50,709
4.20% 1/15/47	55,000	54,784
4.25% 3/15/43	100,000	99,408
4.25% 6/15/48	150,000	150,293
4.38% 3/15/42	100,000	100,369
4.45% 12/15/48	45,000	46,435
4.63% 11/15/41	200,000	209,344
4.70% 2/15/21	100,000	102,954
6.50% 6/15/37	150,000	191,866
6.63% 11/15/37	100,000	129,569
6.88% 2/15/38	100,000	130,872
		13,311,049
Home Builders–0.01%
DR Horton
2.55% 12/1/20	50,000	48,819
4.00% 2/15/20	175,000	175,378
		224,197
Home Furnishings–0.01%
Leggett & Platt
3.40% 8/15/22	50,000	49,632
3.50% 11/15/27	100,000	94,170
Whirlpool
4.50% 6/1/46	70,000	58,804
4.70% 6/1/22	100,000	102,411
		305,017
Household Products Wares–0.05%
Avery Dennison 4.88% 12/6/28	100,000	101,076
Church & Dwight
2.45% 8/1/22	100,000	96,728
3.15% 8/1/27	100,000	94,238
3.95% 8/1/47	100,000	91,338
Clorox
3.10% 10/1/27	150,000	142,705
3.50% 12/15/24	150,000	150,038
3.90% 5/15/28	100,000	100,640
Kimberly-Clark
3.05% 8/15/25	50,000	48,823
3.20% 7/30/46	50,000	43,664
3.90% 5/4/47	100,000	96,470
5.30% 3/1/41	200,000	230,363
6.63% 8/1/37	100,000	132,036
		1,328,119
Housewares–0.01%
Newell Brands
3.85% 4/1/23	115,000	113,424
4.20% 4/1/26	120,000	117,387
5.38% 4/1/36	47,000	44,791
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Housewares (continued)
Tupperware Brands 4.75% 6/1/21	100,000	$ 102,502
		378,104
Insurance–0.78%
Aflac
4.00% 10/15/46	300,000	277,516
4.75% 1/15/49	100,000	102,289
Alleghany
4.90% 9/15/44	95,000	93,100
4.95% 6/27/22	100,000	104,654
Allied World Assurance Holdings 4.35% 10/29/25	100,000	98,724
Allstate
3.28% 12/15/26	150,000	147,263
4.20% 12/15/46	150,000	146,255
4.50% 6/15/43	100,000	102,314
5.55% 5/9/35	150,000	170,533
μ5.75% (LIBOR03M + 2.94%) 8/15/53	225,000	219,937
American Financial Group
3.50% 8/15/26	65,000	61,419
4.50% 6/15/47	150,000	135,110
American International Group
3.30% 3/1/21	85,000	84,756
3.75% 7/10/25	70,000	67,117
3.90% 4/1/26	600,000	578,139
4.20% 4/1/28	100,000	96,518
4.50% 7/16/44	500,000	447,827
4.70% 7/10/35	100,000	95,135
4.75% 4/1/48	200,000	183,717
4.80% 7/10/45	100,000	93,623
4.88% 6/1/22	500,000	519,170
6.40% 12/15/20	200,000	211,295
Aon
2.80% 3/15/21	150,000	148,445
3.50% 6/14/24	100,000	97,768
3.88% 12/15/25	100,000	98,830
4.00% 11/27/23	150,000	151,964
4.75% 5/15/45	100,000	98,487
5.00% 9/30/20	100,000	102,960
Arch Capital Group US
4.01% 12/15/26	100,000	100,024
5.03% 12/15/46	100,000	104,819
5.14% 11/1/43	105,000	110,370
Aspen Insurance Holdings 4.65% 11/15/23	100,000	100,564
Assurant
4.20% 9/27/23	100,000	100,396
4.90% 3/27/28	100,000	100,678
Assured Guaranty US Holdings 5.00% 7/1/24	100,000	103,550
Athene Holding 4.13% 1/12/28	150,000	136,504
AXA 8.60% 12/15/30	200,000	247,918

LVIP SSGA Bond Index Fund–36

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
AXIS Specialty Finance 5.88% 6/1/20	100,000	$ 102,916
Berkshire Hathaway
2.20% 3/15/21	145,000	143,144
3.00% 2/11/23	100,000	99,145
3.13% 3/15/26	515,000	499,636
3.40% 1/31/22	300,000	304,099
3.75% 8/15/21	300,000	306,634
4.50% 2/11/43	250,000	261,608
Berkshire Hathaway Finance
3.00% 5/15/22	100,000	99,818
4.25% 1/15/21	100,000	102,601
4.30% 5/15/43	100,000	101,792
4.40% 5/15/42	100,000	102,219
5.75% 1/15/40	100,000	119,764
Brighthouse Financial
3.70% 6/22/27	250,000	211,614
4.70% 6/22/47	200,000	149,435
Chubb
6.00% 5/11/37	100,000	121,319
6.50% 5/15/38	200,000	255,416
Chubb INA Holdings
2.70% 3/13/23	100,000	97,778
3.35% 5/15/24	300,000	298,294
3.35% 5/3/26	95,000	93,021
4.15% 3/13/43	100,000	99,413
Cincinnati Financial 6.92% 5/15/28	100,000	120,653
CNA Financial
3.95% 5/15/24	125,000	123,989
4.50% 3/1/26	100,000	100,966
5.75% 8/15/21	30,000	31,679
Enstar Group 4.50% 3/10/22	50,000	50,370
Everest Reinsurance Holdings 4.87% 6/1/44	100,000	96,723
Fidelity National Financial 4.50% 8/15/28	150,000	148,551
First American Financial 4.60% 11/15/24	100,000	101,714
Hanover Insurance Group 4.50% 4/15/26	100,000	100,258
Hartford Financial Services Group
4.30% 4/15/43	43,000	40,093
4.40% 3/15/48	100,000	93,638
5.13% 4/15/22	100,000	104,906
5.50% 3/30/20	100,000	102,644
5.95% 10/15/36	250,000	284,134
6.10% 10/1/41	50,000	57,798
Kemper 4.35% 2/15/25	70,000	69,193
✱Lincoln National 4.00% 9/1/23	500,000	510,251
Loews
4.13% 5/15/43	500,000	457,905
6.00% 2/1/35	100,000	114,450
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Manulife Financial
μ4.06% 2/24/32	250,000	$ 236,155
4.15% 3/4/26	100,000	101,092
5.38% 3/4/46	100,000	107,728
Markel 5.00% 4/5/46	250,000	248,931
Marsh & McLennan
2.35% 3/6/20	150,000	148,713
2.75% 1/30/22	60,000	58,851
3.30% 3/14/23	100,000	98,974
3.50% 3/10/25	150,000	147,557
3.75% 3/14/26	75,000	74,231
4.20% 3/1/48	100,000	91,191
4.35% 1/30/47	45,000	42,130
4.80% 7/15/21	100,000	103,113
Mercury General 4.40% 3/15/27	50,000	48,439
MetLife
3.00% 3/1/25	150,000	143,842
4.05% 3/1/45	150,000	140,148
4.37% 9/15/23	367,000	378,077
4.60% 5/13/46	200,000	200,256
4.75% 2/8/21	155,000	159,981
4.88% 11/13/43	200,000	209,144
5.70% 6/15/35	50,000	56,419
5.88% 2/6/41	100,000	117,988
6.38% 6/15/34	100,000	121,420
6.40% 12/15/66	100,000	101,836
6.50% 12/15/32	100,000	122,631
10.75% 8/1/69	150,000	219,375
Old Republic International 4.88% 10/1/24	100,000	104,073
PartnerRe Finance B 5.50% 6/1/20	100,000	102,822
Primerica 4.75% 7/15/22	100,000	103,345
Principal Financial Group
3.10% 11/15/26	300,000	280,627
3.40% 5/15/25	100,000	97,375
μ4.70% 5/15/55	50,000	47,563
Progressive
3.75% 8/23/21	100,000	101,348
4.13% 4/15/47	200,000	195,098
4.20% 3/15/48	150,000	148,768
4.35% 4/25/44	250,000	255,437
Prudential Financial
3.88% 3/27/28	100,000	100,685
3.91% 12/7/47	563,000	505,167
3.94% 12/7/49	302,000	271,132
4.42% 3/27/48	100,000	96,953
μ4.50% 9/15/47	215,000	184,362
μ5.20% 3/15/44	100,000	93,750
5.70% 12/14/36	350,000	397,040
6.63% 6/21/40	200,000	245,019
Reinsurance Group of America
3.95% 9/15/26	30,000	29,471
4.70% 9/15/23	150,000	156,687

LVIP SSGA Bond Index Fund–37

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
RenaissanceRe Finance 3.45% 7/1/27	130,000	$ 123,746
Sompo International Holdings 4.70% 10/15/22	100,000	102,158
Swiss Re America Holding 7.00% 2/15/26	100,000	118,366
Transatlantic Holdings 8.00% 11/30/39	100,000	133,729
Travelers
3.75% 5/15/46	50,000	46,025
3.90% 11/1/20	100,000	101,569
4.00% 5/30/47	80,000	76,984
4.05% 3/7/48	200,000	194,343
4.60% 8/1/43	250,000	259,793
6.25% 6/15/37	100,000	124,814
6.75% 6/20/36	100,000	130,058
Trinity Acquisition 4.40% 3/15/26	100,000	99,523
Unum Group
3.00% 5/15/21	30,000	29,674
5.75% 8/15/42	50,000	49,992
Voya Financial
3.65% 6/15/26	100,000	94,685
4.80% 6/15/46	60,000	57,362
5.70% 7/15/43	100,000	108,355
Willis North America
3.60% 5/15/24	100,000	97,754
4.50% 9/15/28	150,000	149,114
5.05% 9/15/48	150,000	144,643
XLIT 5.25% 12/15/43	200,000	214,242
		21,571,142
Internet–0.29%
Alibaba Group Holding
3.40% 12/6/27	210,000	194,398
3.60% 11/28/24	633,000	619,686
4.00% 12/6/37	100,000	89,881
4.20% 12/6/47	400,000	355,506
4.40% 12/6/57	200,000	180,633
Alphabet
2.00% 8/15/26	250,000	227,511
3.38% 2/25/24	200,000	203,107
3.63% 5/19/21	100,000	102,045
Amazon.com
1.90% 8/21/20	60,000	59,150
2.40% 2/22/23	595,000	576,404
2.80% 8/22/24	75,000	72,953
3.15% 8/22/27	1,000,000	966,564
3.80% 12/5/24	500,000	512,136
3.88% 8/22/37	115,000	111,280
4.05% 8/22/47	635,000	622,016
4.25% 8/22/57	205,000	199,744
5.20% 12/3/25	100,000	109,942
Baidu
3.00% 6/30/20	200,000	199,031
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Baidu (continued)
3.50% 11/28/22	200,000	$ 198,170
3.88% 9/29/23	200,000	199,394
4.13% 6/30/25	200,000	197,087
4.38% 3/29/28	200,000	196,431
Booking Holdings
2.75% 3/15/23	150,000	144,116
3.55% 3/15/28	150,000	141,577
3.60% 6/1/26	200,000	194,622
eBay
2.60% 7/15/22	250,000	241,883
2.88% 8/1/21	350,000	345,329
3.25% 10/15/20	100,000	99,950
3.80% 3/9/22	150,000	150,735
Expedia Group
3.80% 2/15/28	100,000	90,854
4.50% 8/15/24	200,000	200,492
5.95% 8/15/20	100,000	103,359
JD.com 3.88% 4/29/26	200,000	180,907
		8,086,893
Investment Company Security–0.01%
Ares Capital
3.50% 2/10/23	150,000	142,706
3.63% 1/19/22	150,000	145,729
3.88% 1/15/20	30,000	30,070
4.25% 3/1/25	100,000	95,338
		413,843
Iron & Steel–0.08%
ArcelorMittal
5.25% 8/5/20	145,000	147,213
5.50% 3/1/21	115,000	118,341
6.13% 6/1/25	80,000	83,482
6.25% 2/25/22	105,000	111,059
7.00% 10/15/39	115,000	121,394
Nucor
3.95% 5/1/28	100,000	98,998
4.00% 8/1/23	139,000	141,242
4.13% 9/15/22	100,000	103,295
4.40% 5/1/48	100,000	96,757
5.20% 8/1/43	100,000	106,200
Reliance Steel & Aluminum 4.50% 4/15/23	150,000	151,810
Vale Overseas
4.38% 1/11/22	80,000	81,600
6.25% 8/10/26	300,000	324,750
6.88% 11/21/36	350,000	401,975
6.88% 11/10/39	170,000	197,200
		2,285,316
Leisure Time–0.01%
Carnival 3.95% 10/15/20	133,000	134,749
Harley-Davidson
3.50% 7/28/25	50,000	47,840

LVIP SSGA Bond Index Fund–38

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Leisure Time (continued)
Harley-Davidson (continued)
4.63% 7/28/45	50,000	$ 47,337
Royal Caribbean Cruises
2.65% 11/28/20	55,000	54,016
3.70% 3/15/28	90,000	83,386
		367,328
Lodging–0.04%
Hyatt Hotels
4.38% 9/15/28	100,000	97,510
4.85% 3/15/26	50,000	51,274
Marriott International
2.30% 1/15/22	100,000	96,209
2.88% 3/1/21	100,000	98,663
3.13% 6/15/26	100,000	90,953
3.38% 10/15/20	208,000	207,074
3.75% 10/1/25	50,000	48,605
4.00% 4/15/28	100,000	96,316
Sands China
4.60% 8/8/23	200,000	199,176
5.40% 8/8/28	200,000	193,511
		1,179,291
Machinery Construction & Mining–0.13%
ABB Finance USA
2.80% 4/3/20	45,000	44,837
2.88% 5/8/22	250,000	246,284
3.38% 4/3/23	100,000	99,951
3.80% 4/3/28	100,000	101,596
4.38% 5/8/42	187,000	190,108
Caterpillar
2.60% 6/26/22	50,000	48,775
3.80% 8/15/42	168,000	156,651
3.90% 5/27/21	150,000	152,767
4.75% 5/15/64	250,000	254,243
6.05% 8/15/36	200,000	241,081
Caterpillar Financial Services
1.70% 8/9/21	250,000	240,064
1.85% 9/4/20	330,000	323,652
2.10% 1/10/20	100,000	99,038
2.40% 6/6/22	400,000	390,639
2.40% 8/9/26	100,000	92,046
2.55% 11/29/22	200,000	194,371
2.90% 3/15/21	150,000	149,941
3.15% 9/7/21	80,000	80,242
3.25% 12/1/24	150,000	148,313
3.35% 12/7/20	100,000	100,439
3.65% 12/7/23	100,000	101,276
Oshkosh 4.60% 5/15/28	100,000	98,625
		3,554,939
Machinery Diversified–0.15%
CNH Industrial 3.85% 11/15/27	105,000	95,575
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
CNH Industrial Capital
3.88% 10/15/21	60,000	$ 59,748
4.20% 1/15/24	100,000	98,915
4.38% 11/6/20	90,000	90,720
4.38% 4/5/22	75,000	75,510
4.88% 4/1/21	75,000	76,395
Cummins
3.65% 10/1/23	139,000	141,721
4.88% 10/1/43	64,000	70,613
Deere & Co.
2.60% 6/8/22	100,000	97,919
3.90% 6/9/42	150,000	145,745
5.38% 10/16/29	100,000	114,226
Dover
4.30% 3/1/21	100,000	102,109
5.38% 3/1/41	100,000	108,781
Flowserve 4.00% 11/15/23	64,000	63,249
John Deere Capital
1.70% 1/15/20	350,000	345,486
1.95% 6/22/20	20,000	19,692
2.15% 9/8/22	150,000	143,836
2.35% 1/8/21	100,000	98,658
2.65% 1/6/22	250,000	245,324
2.65% 6/24/24	115,000	110,375
2.65% 6/10/26	100,000	94,592
2.70% 1/6/23	100,000	97,581
2.80% 3/6/23	200,000	195,658
2.80% 9/8/27	100,000	94,612
3.05% 1/6/28	100,000	95,201
3.13% 9/10/21	135,000	135,302
3.45% 3/13/25	250,000	249,351
Nvent Finance
3.95% 4/15/23	100,000	99,382
4.55% 4/15/28	100,000	98,160
Roper Technologies
2.80% 12/15/21	50,000	49,018
3.00% 12/15/20	200,000	198,794
3.65% 9/15/23	150,000	150,270
3.80% 12/15/26	55,000	53,719
3.85% 12/15/25	100,000	98,220
4.20% 9/15/28	95,000	94,239
Xylem
3.25% 11/1/26	55,000	52,353
4.38% 11/1/46	50,000	48,400
		4,209,449
Media–0.97%
21st Century Fox America
3.00% 9/15/22	400,000	395,582
3.38% 11/15/26	60,000	58,930
3.70% 10/15/25	40,000	40,307
4.50% 2/15/21	150,000	154,081
4.75% 9/15/44	60,000	64,134
4.75% 11/15/46	50,000	54,433

LVIP SSGA Bond Index Fund–39

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Media (continued)
21st Century Fox America (continued)
4.95% 10/15/45	30,000	$ 33,018
5.65% 8/15/20	300,000	310,938
6.15% 3/1/37	30,000	36,905
6.15% 2/15/41	450,000	560,659
6.40% 12/15/35	300,000	375,303
6.65% 11/15/37	175,000	231,109
6.90% 8/15/39	100,000	131,823
8.15% 10/17/36	100,000	143,702
CBS
2.50% 2/15/23	250,000	235,773
2.90% 1/15/27	100,000	88,822
3.38% 3/1/22	100,000	99,182
3.38% 2/15/28	145,000	131,726
4.00% 1/15/26	355,000	344,453
4.85% 7/1/42	150,000	138,121
4.90% 8/15/44	125,000	114,481
7.88% 7/30/30	200,000	249,713
Charter Communications Operating
3.58% 7/23/20	305,000	304,785
3.75% 2/15/28	100,000	90,632
4.20% 3/15/28	150,000	141,565
4.46% 7/23/22	500,000	505,197
4.50% 2/1/24	200,000	199,921
4.91% 7/23/25	850,000	846,378
5.38% 4/1/38	250,000	233,432
5.38% 5/1/47	275,000	250,057
5.75% 4/1/48	125,000	117,451
6.38% 10/23/35	190,000	195,520
6.48% 10/23/45	565,000	582,638
Comcast
1.63% 1/15/22	150,000	143,618
2.35% 1/15/27	105,000	93,960
2.75% 3/1/23	300,000	292,152
3.13% 7/15/22	100,000	99,785
3.15% 3/1/26	350,000	335,203
3.15% 2/15/28	150,000	141,042
3.20% 7/15/36	150,000	129,281
3.30% 10/1/20	150,000	150,612
3.30% 2/1/27	250,000	238,513
3.38% 2/15/25	425,000	416,599
3.38% 8/15/25	65,000	63,393
3.40% 7/15/46	110,000	91,372
3.45% 10/1/21	145,000	146,527
3.55% 5/1/28	150,000	144,957
3.70% 4/15/24	195,000	196,329
3.90% 3/1/38	150,000	139,130
3.95% 10/15/25	300,000	303,815
3.97% 11/1/47	362,000	324,369
4.00% 8/15/47	150,000	135,330
4.00% 3/1/48	150,000	137,023
4.00% 11/1/49	79,000	70,968
4.05% 11/1/52	258,000	232,159
4.15% 10/15/28	235,000	238,907
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Comcast (continued)
4.20% 8/15/34	83,000	$ 80,164
4.25% 10/15/30	165,000	167,093
4.25% 1/15/33	200,000	198,947
4.40% 8/15/35	192,000	186,279
4.60% 10/15/38	195,000	197,283
4.60% 8/15/45	77,000	75,195
4.65% 7/15/42	24,000	23,799
4.70% 10/15/48	190,000	192,526
4.75% 3/1/44	350,000	351,330
4.95% 10/15/58	190,000	193,669
6.40% 5/15/38	57,000	66,986
6.50% 11/15/35	200,000	239,790
7.05% 3/15/33	500,000	622,047
Discovery Communications
2.80% 6/15/20	100,000	98,975
2.95% 3/20/23	125,000	119,710
3.30% 5/15/22	150,000	147,162
3.50% 6/15/22	100,000	98,818
3.80% 3/13/24	100,000	97,667
3.90% 11/15/24	150,000	147,117
3.95% 6/15/25	100,000	96,192
3.95% 3/20/28	200,000	185,799
4.38% 6/15/21	100,000	101,821
4.88% 4/1/43	100,000	88,776
4.90% 3/11/26	100,000	100,884
5.00% 9/20/37	285,000	265,138
5.20% 9/20/47	215,000	198,298
6.35% 6/1/40	150,000	157,633
Grupo Televisa
4.63% 1/30/26	200,000	198,105
6.63% 1/15/40	100,000	107,767
8.50% 3/11/32	200,000	250,793
Historic TW 6.63% 5/15/29	300,000	355,675
NBCUniversal Media
2.88% 1/15/23	575,000	564,810
4.38% 4/1/21	200,000	205,061
4.45% 1/15/43	675,000	652,068
5.15% 4/30/20	670,000	687,968
5.95% 4/1/41	200,000	229,999
Thomson Reuters
3.35% 5/15/26	55,000	51,113
4.30% 11/23/23	200,000	203,995
Time Warner Cable
4.00% 9/1/21	500,000	497,272
5.00% 2/1/20	145,000	147,072
5.50% 9/1/41	100,000	91,411
5.88% 11/15/40	100,000	95,792
6.55% 5/1/37	200,000	205,798
6.75% 6/15/39	450,000	458,526
7.30% 7/1/38	150,000	163,044
Time Warner Entertainment
8.38% 3/15/23	250,000	285,463
8.38% 7/15/33	200,000	244,372

LVIP SSGA Bond Index Fund–40

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Viacom
3.88% 4/1/24	200,000	$ 196,405
4.38% 3/15/43	477,000	377,899
5.85% 9/1/43	150,000	147,597
6.88% 4/30/36	125,000	134,492
Walt Disney
1.80% 6/5/20	100,000	98,555
1.85% 7/30/26	95,000	84,397
1.95% 3/4/20	60,000	59,429
2.15% 9/17/20	100,000	98,828
2.30% 2/12/21	200,000	197,569
2.35% 12/1/22	300,000	291,525
2.45% 3/4/22	70,000	68,554
2.95% 6/15/27	200,000	192,354
3.00% 2/13/26	300,000	289,123
3.00% 7/30/46	50,000	41,453
3.15% 9/17/25	100,000	97,671
3.70% 12/1/42	150,000	138,980
3.75% 6/1/21	200,000	203,823
4.13% 12/1/41	100,000	99,547
4.13% 6/1/44	83,000	82,404
Warner Media
2.95% 7/15/26	125,000	111,939
3.55% 6/1/24	200,000	193,166
3.80% 2/15/27	105,000	98,691
3.88% 1/15/26	150,000	143,482
4.70% 1/15/21	100,000	102,593
4.75% 3/29/21	150,000	153,864
4.90% 6/15/42	200,000	182,835
6.10% 7/15/40	100,000	104,301
6.25% 3/29/41	400,000	433,161
6.50% 11/15/36	100,000	108,894
Warner Media, LLC 7.63% 4/15/31	325,000	406,416
		26,860,964
Metal Fabricate & Hardware–0.02%
Precision Castparts
2.50% 1/15/23	200,000	194,583
3.25% 6/15/25	100,000	98,310
3.90% 1/15/43	50,000	47,027
4.38% 6/15/45	100,000	101,334
Timken 3.88% 9/1/24	70,000	69,891
Valmont Industries
5.00% 10/1/44	100,000	88,764
5.25% 10/1/54	100,000	89,684
		689,593
Mining–0.14%
Barrick Gold 5.25% 4/1/42	300,000	300,609
Barrick North America Finance 5.75% 5/1/43	150,000	157,772
Barrick PD Australia Finance 5.95% 10/15/39	100,000	106,856
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
BHP Billiton Finance USA
4.13% 2/24/42	125,000	$ 119,584
5.00% 9/30/43	500,000	547,004
Goldcorp 3.70% 3/15/23	200,000	198,311
Kinross Gold 4.50% 7/15/27	400,000	346,500
Newmont Mining
3.50% 3/15/22	150,000	148,542
4.88% 3/15/42	400,000	379,052
6.25% 10/1/39	100,000	109,707
Rio Tinto Alcan 6.13% 12/15/33	150,000	182,390
Rio Tinto Finance USA
3.75% 6/15/25	250,000	251,270
4.13% 8/21/42	150,000	144,897
5.20% 11/2/40	100,000	110,422
7.13% 7/15/28	75,000	93,552
Southern Copper
3.50% 11/8/22	89,000	87,161
5.25% 11/8/42	150,000	143,035
5.38% 4/16/20	125,000	127,801
5.88% 4/23/45	69,000	70,732
6.75% 4/16/40	110,000	121,819
7.50% 7/27/35	200,000	234,500
Yamana Gold 4.95% 7/15/24	50,000	48,953
		4,030,469
Miscellaneous Manufacturing–0.29%
3M
2.00% 8/7/20	100,000	98,802
2.00% 6/26/22	400,000	386,850
2.25% 3/15/23	70,000	67,875
2.88% 10/15/27	150,000	144,128
3.00% 8/7/25	100,000	97,988
3.63% 10/15/47	150,000	141,063
3.88% 6/15/44	150,000	146,268
Carlisle
3.50% 12/1/24	95,000	91,085
3.75% 12/1/27	100,000	94,913
Crane
4.20% 3/15/48	100,000	91,959
4.45% 12/15/23	100,000	103,570
Eaton
2.75% 11/2/22	250,000	243,367
3.10% 9/15/27	100,000	94,983
3.92% 9/15/47	100,000	89,740
4.15% 11/2/42	150,000	141,336
General Electric
2.70% 10/9/22	400,000	371,497
3.45% 5/15/24	800,000	752,363
4.13% 10/9/42	311,000	243,835
4.50% 3/11/44	700,000	572,878
5.30% 2/11/21	900,000	901,560
5.50% 1/8/20	100,000	101,203
5.88% 1/14/38	272,000	260,784
6.75% 3/15/32	224,000	233,981

LVIP SSGA Bond Index Fund–41

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
General Electric (continued)
6.88% 1/10/39	201,000	$ 210,725
Hexcel
3.95% 2/15/27	50,000	48,987
4.70% 8/15/25	50,000	51,392
Illinois Tool Works
2.65% 11/15/26	150,000	139,529
3.38% 9/15/21	60,000	60,561
3.90% 9/1/42	150,000	147,995
4.88% 9/15/41	100,000	109,145
Ingersoll-Rand Global Holding
2.90% 2/21/21	100,000	99,107
3.75% 8/21/28	100,000	97,489
4.25% 6/15/23	250,000	256,440
4.30% 2/21/48	100,000	93,696
5.75% 6/15/43	100,000	115,149
Parker-Hannifin
3.30% 11/21/24	60,000	59,321
4.20% 11/21/34	140,000	138,886
6.25% 5/15/38	550,000	674,366
Textron
3.38% 3/1/28	50,000	46,421
3.65% 3/15/27	50,000	47,681
3.88% 3/1/25	170,000	165,933
		8,034,851
Oil & Gas–1.61%
Anadarko Finance 7.50% 5/1/31	250,000	296,257
Anadarko Petroleum
5.55% 3/15/26	400,000	419,539
6.45% 9/15/36	250,000	270,727
7.95% 6/15/39	200,000	236,498
Apache
3.25% 4/15/22	372,000	364,626
4.25% 1/15/44	100,000	80,799
4.38% 10/15/28	150,000	140,374
4.75% 4/15/43	200,000	172,131
5.10% 9/1/40	350,000	318,003
5.25% 2/1/42	100,000	92,698
6.00% 1/15/37	28,000	28,769
BP Capital Markets
2.11% 9/16/21	250,000	244,267
2.32% 2/13/20	650,000	644,550
2.52% 9/19/22	150,000	145,135
2.75% 5/10/23	250,000	242,900
3.02% 1/16/27	250,000	235,084
3.12% 5/4/26	75,000	70,593
3.22% 11/28/23	150,000	147,935
3.25% 5/6/22	200,000	198,359
3.28% 9/19/27	150,000	143,038
3.54% 11/4/24	100,000	99,201
3.72% 11/28/28	90,000	88,792
3.79% 2/6/24	280,000	283,213
3.99% 9/26/23	250,000	255,464
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
BP Capital Markets (continued)
4.23% 11/6/28	500,000	$ 514,988
4.74% 3/11/21	500,000	515,777
Canadian Natural Resources
2.95% 1/15/23	200,000	191,348
3.80% 4/15/24	43,000	42,454
3.85% 6/1/27	250,000	236,247
3.90% 2/1/25	200,000	194,462
4.95% 6/1/47	100,000	96,745
5.85% 2/1/35	200,000	213,155
6.25% 3/15/38	150,000	163,613
Cenovus Energy
3.00% 8/15/22	150,000	142,517
4.25% 4/15/27	250,000	228,094
4.45% 9/15/42	320,000	251,056
5.25% 6/15/37	105,000	92,764
5.40% 6/15/47	200,000	172,789
Chevron
1.99% 3/3/20	94,000	93,180
2.10% 5/16/21	200,000	196,207
2.36% 12/5/22	500,000	484,464
2.50% 3/3/22	200,000	196,230
2.57% 5/16/23	200,000	194,895
2.90% 3/3/24	150,000	146,494
2.95% 5/16/26	200,000	192,724
3.19% 6/24/23	550,000	549,479
3.33% 11/17/25	150,000	148,954
Cimarex Energy 3.90% 5/15/27	215,000	199,856
CNOOC Finance 2013
3.00% 5/9/23	250,000	241,637
4.25% 5/9/43	1,000,000	965,295
CNOOC Finance 2015 Australia
2.63% 5/5/20	200,000	198,218
4.20% 5/5/45	200,000	190,771
CNOOC Finance 2015 USA 3.50% 5/5/25	200,000	194,056
Concho Resources
3.75% 10/1/27	95,000	89,594
4.30% 8/15/28	100,000	98,011
4.38% 1/15/25	100,000	98,900
4.85% 8/15/48	75,000	72,038
4.88% 10/1/47	75,000	71,430
Conco Phillips Canada Funding 7.20% 8/15/31	100,000	129,266
ConocoPhillips
4.30% 11/15/44	150,000	147,886
4.95% 3/15/26	250,000	267,772
5.90% 5/15/38	450,000	532,345
5.95% 3/15/46	100,000	122,112
6.50% 2/1/39	380,000	471,139
ConocoPhillips Holding 6.95% 4/15/29	200,000	247,586
Continental Resources
3.80% 6/1/24	155,000	146,910

LVIP SSGA Bond Index Fund–42

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Continental Resources (continued)
4.38% 1/15/28	155,000	$ 146,085
4.50% 4/15/23	225,000	221,653
4.90% 6/1/44	110,000	97,692
5.00% 9/15/22	244,000	242,552
Devon Energy
3.25% 5/15/22	250,000	243,805
4.00% 7/15/21	100,000	100,153
4.75% 5/15/42	100,000	86,774
5.00% 6/15/45	70,000	61,876
5.60% 7/15/41	100,000	95,116
5.85% 12/15/25	150,000	159,316
Ecopetrol
4.13% 1/16/25	500,000	476,250
5.38% 6/26/26	210,000	211,837
5.88% 9/18/23	200,000	209,002
5.88% 5/28/45	155,000	146,935
Encana 3.90% 11/15/21	600,000	600,877
EOG Resources
2.63% 3/15/23	150,000	144,246
3.15% 4/1/25	250,000	242,129
3.90% 4/1/35	350,000	331,413
4.15% 1/15/26	100,000	102,789
4.40% 6/1/20	150,000	152,520
EQT
2.50% 10/1/20	70,000	68,477
3.00% 10/1/22	70,000	66,434
3.90% 10/1/27	200,000	172,725
4.88% 11/15/21	100,000	101,979
Equinor
2.45% 1/17/23	200,000	194,435
2.65% 1/15/24	100,000	96,796
3.15% 1/23/22	200,000	199,554
3.63% 9/10/28	150,000	149,923
3.70% 3/1/24	600,000	611,617
3.95% 5/15/43	250,000	239,128
4.80% 11/8/43	150,000	161,792
5.10% 8/17/40	200,000	220,601
Exxon Mobil
2.22% 3/1/21	105,000	103,521
2.73% 3/1/23	170,000	167,273
3.04% 3/1/26	750,000	732,374
3.57% 3/6/45	800,000	756,620
4.11% 3/1/46	165,000	167,907
Hess
4.30% 4/1/27	150,000	137,683
5.60% 2/15/41	200,000	176,512
5.80% 4/1/47	150,000	135,072
7.13% 3/15/33	100,000	106,326
7.30% 8/15/31	250,000	271,078
Husky Energy
3.95% 4/15/22	150,000	150,887
4.00% 4/15/24	50,000	49,540
Kerr-McGee 6.95% 7/1/24	100,000	111,615
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Marathon Oil
2.80% 11/1/22	125,000	$ 117,509
4.40% 7/15/27	500,000	475,931
6.60% 10/1/37	100,000	112,393
Marathon Petroleum
3.63% 9/15/24	250,000	243,571
3.80% 4/1/28	120,000	112,828
4.50% 4/1/48	50,000	42,126
4.75% 12/15/23	150,000	154,078
5.13% 3/1/21	135,000	138,968
5.13% 12/15/26	150,000	153,896
6.50% 3/1/41	145,000	156,890
Nexen Energy ULC
6.40% 5/15/37	150,000	183,337
7.50% 7/30/39	200,000	277,444
Noble Energy
3.85% 1/15/28	150,000	135,871
4.15% 12/15/21	100,000	100,533
5.05% 11/15/44	800,000	691,412
6.00% 3/1/41	135,000	132,171
Occidental Petroleum
2.60% 4/15/22	250,000	243,958
2.70% 2/15/23	200,000	193,958
3.00% 2/15/27	250,000	237,533
3.13% 2/15/22	150,000	149,224
3.40% 4/15/26	180,000	176,279
3.50% 6/15/25	100,000	99,034
4.10% 2/15/47	250,000	233,780
4.20% 3/15/48	150,000	143,715
4.40% 4/15/46	250,000	243,808
Petro-Canada
5.95% 5/15/35	200,000	224,905
6.80% 5/15/38	100,000	116,664
9.25% 10/15/21	50,000	57,279
Petroleos Mexicanos
2.38% 4/15/25	123,500	121,991
3.50% 1/30/23	800,000	726,000
4.50% 1/23/26	250,000	216,125
4.63% 9/21/23	300,000	282,300
4.88% 1/24/22	650,000	634,400
4.88% 1/18/24	500,000	467,250
5.35% 2/12/28	145,000	126,875
5.38% 3/13/22	700,000	689,150
5.50% 1/21/21	400,000	399,188
5.63% 1/23/46	500,000	380,945
6.00% 3/5/20	260,000	265,070
6.35% 2/12/48	90,000	72,450
6.38% 1/23/45	609,000	492,529
6.50% 3/13/27	700,000	659,750
6.50% 1/23/29	190,000	177,508
6.50% 6/2/41	800,000	664,400
6.63% 6/15/35	250,000	219,500
6.75% 9/21/47	300,000	248,817

LVIP SSGA Bond Index Fund–43

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Phillips 66
3.90% 3/15/28	200,000	$ 193,566
4.65% 11/15/34	350,000	341,848
4.88% 11/15/44	180,000	176,284
5.88% 5/1/42	250,000	273,823
Pioneer Natural Resources
3.45% 1/15/21	100,000	99,748
3.95% 7/15/22	100,000	100,373
4.45% 1/15/26	100,000	101,259
Shell International Finance
1.75% 9/12/21	150,000	145,004
1.88% 5/10/21	200,000	194,864
2.25% 11/10/20	150,000	148,252
2.38% 8/21/22	250,000	243,854
2.50% 9/12/26	150,000	139,379
2.88% 5/10/26	400,000	384,040
3.25% 5/11/25	650,000	641,473
3.75% 9/12/46	150,000	139,190
4.00% 5/10/46	350,000	338,811
4.13% 5/11/35	156,000	155,097
4.38% 3/25/20	75,000	76,307
4.38% 5/11/45	167,000	171,645
4.55% 8/12/43	600,000	625,059
5.50% 3/25/40	100,000	115,701
6.38% 12/15/38	300,000	379,708
Suncor Energy
3.60% 12/1/24	250,000	244,848
4.00% 11/15/47	70,000	62,733
6.50% 6/15/38	250,000	288,766
6.85% 6/1/39	100,000	121,780
7.15% 2/1/32	25,000	30,599
Total Capital
3.88% 10/11/28	200,000	205,431
4.13% 1/28/21	100,000	102,142
4.45% 6/24/20	100,000	102,075
Total Capital Canada 2.75% 7/15/23	300,000	293,579
Total Capital International
2.70% 1/25/23	200,000	195,486
2.88% 2/17/22	200,000	197,710
3.70% 1/15/24	100,000	102,056
Valero Energy
3.65% 3/15/25	100,000	95,560
4.35% 6/1/28	175,000	173,697
4.90% 3/15/45	150,000	141,493
6.13% 2/1/20	65,000	66,917
6.63% 6/15/37	300,000	329,592
7.50% 4/15/32	100,000	123,610
		44,642,001
Oil & Gas Services–0.10%
Baker Hughes a GE Co.
2.77% 12/15/22	200,000	191,986
3.34% 12/15/27	250,000	230,285
4.08% 12/15/47	200,000	165,196
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas Services (continued)
Baker Hughes a GE Co. (continued)
5.13% 9/15/40	200,000	$ 190,925
Halliburton
3.25% 11/15/21	200,000	199,973
3.80% 11/15/25	290,000	281,426
4.75% 8/1/43	200,000	191,395
4.85% 11/15/35	100,000	98,467
5.00% 11/15/45	283,000	278,875
7.45% 9/15/39	200,000	249,320
National Oilwell Varco
2.60% 12/1/22	200,000	188,968
3.95% 12/1/42	150,000	120,566
Schlumberger Investment 3.65% 12/1/23	204,000	205,102
TechnipFMC 3.45% 10/1/22	100,000	98,794
		2,691,278
Packaging & Containers–0.05%
Bemis 4.50% 10/15/21	300,000	306,881
Packaging Corporation of America
2.45% 12/15/20	105,000	103,144
3.40% 12/15/27	70,000	65,771
3.90% 6/15/22	50,000	50,520
4.50% 11/1/23	150,000	153,919
Sonoco Products 5.75% 11/1/40	100,000	112,477
WestRock
3.00% 9/15/24	100,000	94,327
3.75% 3/15/25	100,000	98,259
4.00% 3/15/28	100,000	95,142
WestRock MWV 8.20% 1/15/30	150,000	190,806
WestRock RKT 4.90% 3/1/22	200,000	205,985
		1,477,231
Pharmaceuticals–1.41%
AbbVie
2.30% 5/14/21	200,000	195,426
2.50% 5/14/20	500,000	495,419
2.85% 5/14/23	150,000	144,684
2.90% 11/6/22	500,000	486,952
3.20% 11/6/22	225,000	221,839
3.20% 5/14/26	200,000	185,656
3.60% 5/14/25	600,000	576,318
4.30% 5/14/36	150,000	134,220
4.40% 11/6/42	300,000	264,748
4.45% 5/14/46	200,000	175,600
4.50% 5/14/35	600,000	556,628
4.70% 5/14/45	665,000	606,948
Allergan Finance
3.25% 10/1/22	250,000	244,643
3.45% 3/15/22	500,000	492,390
3.80% 3/15/25	500,000	488,778
4.55% 3/15/35	250,000	237,815

LVIP SSGA Bond Index Fund–44

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Allergan Finance (continued)
4.63% 10/1/42	125,000	$ 114,939
4.85% 6/15/44	650,000	615,901
AmerisourceBergen
3.40% 5/15/24	250,000	244,134
3.45% 12/15/27	100,000	93,326
4.30% 12/15/47	100,000	85,879
AstraZeneca
2.38% 11/16/20	250,000	245,754
2.38% 6/12/22	150,000	144,002
3.13% 6/12/27	150,000	139,784
3.38% 11/16/25	450,000	435,500
3.50% 8/17/23	100,000	99,581
4.00% 1/17/29	105,000	103,571
4.00% 9/18/42	150,000	134,144
4.38% 11/16/45	95,000	90,240
4.38% 8/17/48	125,000	119,129
6.45% 9/15/37	450,000	538,229
Bristol-Myers Squibb
2.00% 8/1/22	100,000	96,162
3.25% 8/1/42	100,000	87,149
4.50% 3/1/44	500,000	525,745
Cardinal Health
2.62% 6/15/22	150,000	144,618
3.08% 6/15/24	100,000	94,022
3.20% 3/15/23	100,000	96,594
3.41% 6/15/27	250,000	226,890
3.50% 11/15/24	300,000	289,158
3.75% 9/15/25	100,000	97,039
4.37% 6/15/47	100,000	85,481
4.63% 12/15/20	100,000	102,322
4.90% 9/15/45	100,000	90,503
Cigna
3.20% 9/17/20	250,000	249,075
3.40% 9/17/21	120,000	119,804
CVS Health
2.13% 6/1/21	550,000	530,983
2.75% 12/1/22	200,000	192,658
2.80% 7/20/20	600,000	594,809
2.88% 6/1/26	250,000	228,078
3.13% 3/9/20	205,000	204,653
3.35% 3/9/21	685,000	683,401
3.50% 7/20/22	200,000	198,792
3.88% 7/20/25	400,000	390,357
4.00% 12/5/23	200,000	200,783
4.10% 3/25/25	500,000	495,685
4.13% 5/15/21	100,000	101,241
4.30% 3/25/28	1,330,000	1,302,668
4.78% 3/25/38	810,000	778,582
4.88% 7/20/35	225,000	218,060
5.05% 3/25/48	1,085,000	1,059,249
5.13% 7/20/45	215,000	210,030
Eli Lilly & Co.
2.35% 5/15/22	75,000	73,692
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Eli Lilly & Co. (continued)
3.10% 5/15/27	98,000	$ 94,987
3.95% 5/15/47	107,000	104,877
5.50% 3/15/27	100,000	112,369
Express Scripts Holding
3.00% 7/15/23	150,000	144,523
3.30% 2/25/21	40,000	39,874
3.40% 3/1/27	105,000	97,574
3.90% 2/15/22	450,000	452,404
4.50% 2/25/26	150,000	152,254
4.75% 11/15/21	200,000	205,863
4.80% 7/15/46	485,000	466,694
6.13% 11/15/41	300,000	337,096
GlaxoSmithKline Capital
2.85% 5/8/22	750,000	741,257
3.13% 5/14/21	495,000	495,792
3.63% 5/15/25	110,000	110,795
5.38% 4/15/34	100,000	114,636
6.38% 5/15/38	450,000	566,648
Halfmoon Parent
3.75% 7/15/23	275,000	274,367
4.38% 10/15/28	200,000	201,506
4.80% 8/15/38	145,000	142,854
4.90% 12/15/48	145,000	142,418
Johnson & Johnson
1.65% 3/1/21	150,000	146,218
1.95% 11/10/20	50,000	49,281
2.05% 3/1/23	150,000	145,001
2.25% 3/3/22	200,000	195,182
2.45% 12/5/21	150,000	147,748
2.45% 3/1/26	150,000	141,019
2.63% 1/15/25	150,000	144,591
2.90% 1/15/28	150,000	143,936
2.95% 9/1/20	100,000	100,274
2.95% 3/3/27	200,000	192,519
3.40% 1/15/38	150,000	139,912
3.50% 1/15/48	95,000	87,137
3.55% 5/15/21	100,000	101,092
3.55% 3/1/36	70,000	66,493
3.63% 3/3/37	627,000	604,299
3.70% 3/1/46	80,000	76,176
3.75% 3/3/47	200,000	190,399
4.38% 12/5/33	183,000	195,866
4.85% 5/15/41	100,000	110,297
5.85% 7/15/38	100,000	124,376
McKesson
2.70% 12/15/22	100,000	96,468
3.80% 3/15/24	200,000	198,108
4.75% 5/30/29	200,000	201,650
Mead Johnson Nutrition
3.00% 11/15/20	95,000	94,748
4.13% 11/15/25	95,000	97,544
5.90% 11/1/39	50,000	61,409

LVIP SSGA Bond Index Fund–45

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Merck & Co.
1.85% 2/10/20	400,000	$ 396,482
2.40% 9/15/22	150,000	146,685
2.75% 2/10/25	400,000	387,278
2.80% 5/18/23	250,000	246,785
3.60% 9/15/42	100,000	94,679
3.88% 1/15/21	400,000	408,314
4.15% 5/18/43	242,000	246,263
Mylan
3.15% 6/15/21	250,000	244,633
3.75% 12/15/20	100,000	100,000
3.95% 6/15/26	250,000	228,572
4.55% 4/15/28	150,000	140,063
5.20% 4/15/48	150,000	124,102
5.25% 6/15/46	160,000	135,273
5.40% 11/29/43	133,000	112,916
Novartis Capital
1.80% 2/14/20	110,000	108,786
2.40% 5/17/22	200,000	195,152
2.40% 9/21/22	250,000	244,329
3.00% 11/20/25	250,000	242,395
3.10% 5/17/27	125,000	121,166
3.40% 5/6/24	250,000	251,608
3.70% 9/21/42	150,000	144,273
4.00% 11/20/45	250,000	251,244
4.40% 4/24/20	100,000	102,188
4.40% 5/6/44	250,000	267,688
Perrigo Finance Unlimited 4.38% 3/15/26	200,000	181,780
Pfizer
1.95% 6/3/21	150,000	147,144
2.20% 12/15/21	150,000	147,521
2.75% 6/3/26	150,000	142,637
3.00% 9/15/21	110,000	110,700
3.00% 6/15/23	200,000	199,269
3.00% 12/15/26	450,000	434,949
3.20% 9/15/23	150,000	150,688
3.40% 5/15/24	400,000	403,106
3.60% 9/15/28	250,000	251,247
4.00% 12/15/36	100,000	99,187
4.10% 9/15/38	150,000	150,617
4.20% 9/15/48	100,000	101,718
4.40% 5/15/44	400,000	417,505
7.20% 3/15/39	300,000	415,023
Sanofi
3.38% 6/19/23	150,000	151,044
3.63% 6/19/28	150,000	152,353
4.00% 3/29/21	325,000	332,496
Shire Acquisitions Investments Ireland
2.40% 9/23/21	500,000	483,807
2.88% 9/23/23	300,000	283,904
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/26	300,000	271,931
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical 5.00% 11/26/28	200,000	$ 204,661
Wyeth
5.95% 4/1/37	350,000	420,484
6.00% 2/15/36	100,000	123,862
6.50% 2/1/34	100,000	127,401
Zoetis
3.00% 9/12/27	100,000	92,528
3.25% 8/20/21	25,000	24,942
3.25% 2/1/23	163,000	160,689
3.45% 11/13/20	75,000	75,239
3.90% 8/20/28	50,000	49,083
3.95% 9/12/47	100,000	92,265
4.45% 8/20/48	50,000	49,196
4.50% 11/13/25	200,000	205,560
4.70% 2/1/43	150,000	152,634
		39,079,035
Pipelines–0.97%
Andeavor Logistics
3.50% 12/1/22	40,000	38,944
4.25% 12/1/27	50,000	47,286
5.20% 12/1/47	90,000	81,312
Boardwalk Pipelines
3.38% 2/1/23	100,000	97,259
4.45% 7/15/27	70,000	64,743
4.95% 12/15/24	50,000	50,766
5.95% 6/1/26	50,000	51,733
Buckeye Partners
3.95% 12/1/26	35,000	30,798
4.88% 2/1/21	260,000	263,018
5.85% 11/15/43	500,000	459,617
Columbia Pipeline Group
4.50% 6/1/25	250,000	252,137
5.80% 6/1/45	100,000	107,599
Enable Midstream Partners
3.90% 5/15/24	200,000	192,076
4.40% 3/15/27	100,000	93,531
5.00% 5/15/44	70,000	57,722
Enbridge
2.90% 7/15/22	200,000	193,713
3.50% 6/10/24	100,000	97,487
3.70% 7/15/27	200,000	189,770
4.00% 10/1/23	150,000	150,903
4.25% 12/1/26	100,000	99,047
4.50% 6/10/44	100,000	95,913
5.50% 12/1/46	100,000	107,114
Enbridge Energy Partners
5.20% 3/15/20	100,000	102,167
7.50% 4/15/38	300,000	379,262
Energy Transfer Operating
3.60% 2/1/23	100,000	96,433
4.05% 3/15/25	100,000	93,982
4.15% 10/1/20	150,000	150,962
4.20% 9/15/23	50,000	49,329

LVIP SSGA Bond Index Fund–46

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer Operating (continued)
4.20% 4/15/27	150,000	$ 140,029
4.75% 1/15/26	400,000	389,237
4.95% 6/15/28	75,000	73,518
5.15% 3/15/45	150,000	130,200
5.20% 2/1/22	250,000	256,908
5.30% 4/15/47	150,000	132,660
5.80% 6/15/38	100,000	97,616
5.95% 10/1/43	125,000	119,223
6.13% 12/15/45	400,000	392,470
6.50% 2/1/42	150,000	150,149
7.50% 7/1/38	200,000	223,846
Energy Transfer Partners 6.00% 6/15/48	100,000	97,712
Enterprise Products Operating
2.85% 4/15/21	355,000	351,651
3.35% 3/15/23	350,000	345,554
3.70% 2/15/26	150,000	148,023
3.75% 2/15/25	640,000	634,110
3.90% 2/15/24	200,000	201,917
3.95% 2/15/27	245,000	244,339
4.05% 2/15/22	100,000	101,613
4.15% 10/16/28	100,000	99,695
4.25% 2/15/48	90,000	80,090
4.45% 2/15/43	125,000	113,834
4.80% 2/1/49	100,000	97,526
4.85% 8/15/42	200,000	193,239
4.85% 3/15/44	125,000	121,637
4.90% 5/15/46	100,000	97,216
5.20% 9/1/20	100,000	103,117
5.70% 2/15/42	150,000	160,065
5.95% 2/1/41	100,000	109,647
6.13% 10/15/39	50,000	56,591
7.55% 4/15/38	100,000	126,949
Enterprise Products Operating, LLC 3.50% 2/1/22	75,000	75,253
EQM Midstream Partners
4.00% 8/1/24	55,000	52,688
4.13% 12/1/26	65,000	59,102
4.75% 7/15/23	100,000	99,886
5.50% 7/15/28	45,000	44,154
6.50% 7/15/48	100,000	98,778
Kinder Morgan
3.15% 1/15/23	250,000	243,162
4.30% 6/1/25	200,000	198,697
4.30% 3/1/28	200,000	196,114
5.20% 3/1/48	150,000	143,716
Kinder Morgan Energy Partners
3.50% 3/1/21	520,000	518,668
3.50% 9/1/23	500,000	486,718
3.95% 9/1/22	100,000	100,037
5.00% 8/15/42	500,000	459,079
5.00% 3/1/43	250,000	227,614
5.30% 9/15/20	250,000	256,863
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Kinder Morgan Energy Partners (continued)
5.80% 3/15/35	150,000	$ 153,751
6.50% 9/1/39	100,000	106,961
6.55% 9/15/40	200,000	216,520
7.75% 3/15/32	200,000	241,956
Magellan Midstream Partners
4.20% 10/3/47	100,000	89,272
4.25% 2/1/21	150,000	152,259
4.25% 9/15/46	180,000	164,419
5.00% 3/1/26	100,000	104,681
MPLX
3.38% 3/15/23	275,000	267,183
4.00% 3/15/28	175,000	164,329
4.13% 3/1/27	165,000	157,367
4.50% 4/15/38	290,000	254,049
4.70% 4/15/48	115,000	100,249
4.88% 12/1/24	500,000	509,591
4.90% 4/15/58	50,000	41,928
5.20% 3/1/47	165,000	152,420
ONEOK
4.00% 7/13/27	85,000	81,220
4.55% 7/15/28	150,000	148,334
4.95% 7/13/47	100,000	92,719
5.20% 7/15/48	75,000	72,017
ONEOK Partners
3.38% 10/1/22	150,000	147,407
3.80% 3/15/20	100,000	100,207
4.90% 3/15/25	100,000	101,445
6.13% 2/1/41	100,000	103,341
6.20% 9/15/43	178,000	191,407
6.65% 10/1/36	100,000	112,180
Phillips 66 Partners
3.55% 10/1/26	100,000	93,622
3.75% 3/1/28	50,000	46,266
4.68% 2/15/45	40,000	36,150
4.90% 10/1/46	100,000	92,007
Plains All American Pipeline
4.30% 1/31/43	100,000	79,231
4.50% 12/15/26	100,000	96,479
4.65% 10/15/25	200,000	196,971
4.70% 6/15/44	600,000	516,629
5.15% 6/1/42	200,000	180,399
6.65% 1/15/37	125,000	132,062
Sabine Pass Liquefaction
4.20% 3/15/28	70,000	67,082
5.63% 2/1/21	700,000	721,541
5.63% 3/1/25	545,000	566,669
5.75% 5/15/24	545,000	569,258
Southern Natural Gas 4.40% 6/15/21	300,000	304,474
Spectra Energy Partners
3.38% 10/15/26	145,000	135,860
4.50% 3/15/45	50,000	45,378
Sunoco Logistics Partners Operations
3.45% 1/15/23	200,000	193,582

LVIP SSGA Bond Index Fund–47

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Sunoco Logistics Partners Operations (continued)
3.90% 7/15/26	100,000	$ 92,499
4.00% 10/1/27	245,000	224,811
4.40% 4/1/21	100,000	101,172
5.30% 4/1/44	200,000	177,182
5.40% 10/1/47	245,000	222,789
5.95% 12/1/25	100,000	104,408
TC PipeLines 4.38% 3/13/25	150,000	149,813
Tennessee Gas Pipeline 7.63% 4/1/37	150,000	177,891
TransCanada PipeLines
2.50% 8/1/22	150,000	144,077
3.75% 10/16/23	150,000	149,617
3.80% 10/1/20	100,000	100,685
4.25% 5/15/28	150,000	148,835
4.63% 3/1/34	200,000	191,689
4.75% 5/15/38	150,000	145,027
4.88% 1/15/26	100,000	103,652
4.88% 5/15/48	150,000	145,344
6.10% 6/1/40	100,000	111,959
7.25% 8/15/38	100,000	120,032
7.63% 1/15/39	250,000	312,274
Transcontinental Gas Pipe Line
4.00% 3/15/28	100,000	97,970
4.45% 8/1/42	100,000	92,386
4.60% 3/15/48	100,000	93,865
Valero Energy Partners
4.38% 12/15/26	85,000	83,724
4.50% 3/15/28	100,000	98,098
Western Gas Partners
3.95% 6/1/25	150,000	141,515
4.00% 7/1/22	150,000	148,835
4.50% 3/1/28	40,000	37,458
4.75% 8/15/28	60,000	57,223
5.30% 3/1/48	100,000	86,588
5.45% 4/1/44	100,000	89,909
5.50% 8/15/48	60,000	53,598
Williams
3.75% 6/15/27	250,000	237,317
4.85% 3/1/48	70,000	63,754
Williams Companies
3.70% 1/15/23	65,000	63,490
3.90% 1/15/25	725,000	705,319
4.00% 11/15/21	100,000	100,451
4.30% 3/4/24	195,000	194,543
5.75% 6/24/44	95,000	95,794
6.30% 4/15/40	470,000	501,475
Williams Partners 4.55% 6/24/24	245,000	247,664
		26,861,137
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Private Equity–0.00%
Brookfield Asset Management 4.00% 1/15/25	150,000	$ 146,465
		146,465
Real Estate–0.01%
CBRE Services 4.88% 3/1/26	300,000	308,038
		308,038
Real Estate Investment Trusts–0.85%
Alexandria Real Estate Equities
3.45% 4/30/25	100,000	96,390
3.95% 1/15/27	25,000	24,299
3.95% 1/15/28	100,000	96,767
4.30% 1/15/26	250,000	250,340
4.50% 7/30/29	110,000	110,114
American Campus Communities Operating Partnership
3.35% 10/1/20	100,000	99,699
3.63% 11/15/27	55,000	51,792
4.13% 7/1/24	100,000	100,552
American Tower
2.25% 1/15/22	200,000	191,540
2.80% 6/1/20	100,000	99,266
3.00% 6/15/23	100,000	96,311
3.13% 1/15/27	200,000	181,362
3.38% 10/15/26	200,000	186,376
3.45% 9/15/21	250,000	250,113
3.50% 1/31/23	250,000	245,924
3.60% 1/15/28	100,000	93,611
4.00% 6/1/25	100,000	98,242
4.70% 3/15/22	225,000	231,255
5.00% 2/15/24	100,000	103,560
5.05% 9/1/20	100,000	102,437
5.90% 11/1/21	65,000	68,729
AvalonBay Communities
2.90% 10/15/26	50,000	47,226
3.20% 1/15/28	85,000	80,710
3.45% 6/1/25	100,000	98,430
3.50% 11/15/24	200,000	198,959
3.50% 11/15/25	50,000	49,346
3.90% 10/15/46	50,000	46,097
4.15% 7/1/47	50,000	47,597
Boston Properties
2.75% 10/1/26	300,000	271,428
3.20% 1/15/25	100,000	95,617
3.65% 2/1/26	100,000	96,915
3.85% 2/1/23	125,000	125,333
4.13% 5/15/21	250,000	253,515
4.50% 12/1/28	70,000	71,711
5.63% 11/15/20	150,000	155,551
Brandywine Operating Partnership
3.95% 2/15/23	50,000	49,775
3.95% 11/15/27	50,000	47,593

LVIP SSGA Bond Index Fund–48

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Brixmor Operating Partnership
3.25% 9/15/23	150,000	$ 145,031
3.85% 2/1/25	70,000	67,753
3.88% 8/15/22	95,000	94,801
3.90% 3/15/27	100,000	94,822
4.13% 6/15/26	50,000	48,493
CC Holdings GS V 3.85% 4/15/23	150,000	148,688
Columbia Property Trust Operating Partnership 3.65% 8/15/26	100,000	93,906
Corporate Office Properties 3.70% 6/15/21	350,000	347,239
Crown Castle International
3.15% 7/15/23	110,000	105,852
3.20% 9/1/24	105,000	99,741
3.40% 2/15/21	140,000	140,022
3.65% 9/1/27	140,000	130,022
3.70% 6/15/26	365,000	351,421
3.80% 2/15/28	150,000	142,213
4.00% 3/1/27	40,000	39,026
4.45% 2/15/26	365,000	363,944
4.75% 5/15/47	25,000	23,261
CubeSmart
3.13% 9/1/26	50,000	45,929
4.38% 12/15/23	65,000	66,554
Digital Realty Trust
2.75% 2/1/23	50,000	47,815
3.40% 10/1/20	100,000	99,723
3.70% 8/15/27	100,000	94,553
3.95% 7/1/22	150,000	151,008
4.75% 10/1/25	100,000	102,313
5.25% 3/15/21	100,000	103,309
Duke Realty
3.75% 12/1/24	250,000	248,439
4.38% 6/15/22	100,000	102,575
EPR Properties
4.50% 6/1/27	100,000	96,549
4.75% 12/15/26	100,000	99,077
4.95% 4/15/28	100,000	99,133
5.75% 8/15/22	100,000	104,924
ERP Operating
2.85% 11/1/26	140,000	131,724
3.38% 6/1/25	100,000	98,342
4.15% 12/1/28	100,000	102,019
4.50% 7/1/44	150,000	151,504
4.50% 6/1/45	50,000	50,310
4.63% 12/15/21	90,000	93,151
4.75% 7/15/20	100,000	101,943
Essex Portfolio
3.25% 5/1/23	100,000	97,942
3.38% 4/15/26	50,000	47,866
3.63% 5/1/27	200,000	193,122
Federal Realty Investment Trust
3.25% 7/15/27	100,000	94,850
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Federal Realty Investment Trust (continued)
4.50% 12/1/44	100,000	$ 99,554
GLP Capital
4.88% 11/1/20	210,000	212,310
5.25% 6/1/25	75,000	74,656
5.38% 11/1/23	75,000	76,309
5.38% 4/15/26	145,000	143,769
5.75% 6/1/28	75,000	76,031
HCP
3.88% 8/15/24	200,000	197,078
4.00% 12/1/22	150,000	149,916
4.00% 6/1/25	250,000	245,071
4.25% 11/15/23	186,000	186,478
Healthcare Trust of America Holdings
2.95% 7/1/22	50,000	48,639
3.38% 7/15/21	100,000	99,552
3.50% 8/1/26	35,000	32,951
3.75% 7/1/27	50,000	47,692
Highwoods Realty
3.20% 6/15/21	200,000	197,671
3.88% 3/1/27	60,000	58,309
Hospitality Properties Trust
4.25% 2/15/21	50,000	50,169
4.50% 6/15/23	100,000	100,942
4.95% 2/15/27	70,000	68,704
5.00% 8/15/22	300,000	306,652
5.25% 2/15/26	50,000	50,590
Host Hotels & Resorts
4.75% 3/1/23	150,000	153,391
5.25% 3/15/22	400,000	414,147
Hudson Pacific Properties 3.95% 11/1/27	25,000	23,281
Kilroy Realty
3.45% 12/15/24	100,000	96,753
4.25% 8/15/29	150,000	146,767
Kimco Realty
2.70% 3/1/24	100,000	94,350
2.80% 10/1/26	100,000	90,099
3.20% 5/1/21	150,000	149,192
3.30% 2/1/25	120,000	114,530
3.40% 11/1/22	50,000	49,259
3.80% 4/1/27	100,000	96,335
4.13% 12/1/46	100,000	86,636
4.45% 9/1/47	100,000	90,969
Kite Realty Group
4.00% 10/1/26	50,000	45,801
4.13% 6/15/22	50,000	50,981
Liberty Property 4.40% 2/15/24	100,000	102,786
LifeStorage 3.50% 7/1/26	100,000	93,897
Mid-America Apartments
3.75% 6/15/24	100,000	99,178
4.00% 11/15/25	50,000	49,887
4.20% 6/15/28	100,000	100,609
4.30% 10/15/23	50,000	51,309

LVIP SSGA Bond Index Fund–49

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
National Retail Properties
3.30% 4/15/23	100,000	$ 97,926
3.60% 12/15/26	100,000	96,325
4.00% 11/15/25	65,000	64,406
Omega Healthcare Investors
4.38% 8/1/23	50,000	50,260
4.50% 4/1/27	200,000	193,465
4.95% 4/1/24	57,000	57,910
5.25% 1/15/26	100,000	101,904
Physicians Realty
3.95% 1/15/28	100,000	94,620
4.30% 3/15/27	50,000	48,636
Prologis
3.75% 11/1/25	45,000	45,291
3.88% 9/15/28	65,000	66,303
4.25% 8/15/23	150,000	155,008
4.38% 9/15/48	50,000	50,943
Public Storage
2.37% 9/15/22	50,000	48,315
3.09% 9/15/27	60,000	56,259
Realty Income
3.25% 10/15/22	100,000	99,113
3.65% 1/15/28	100,000	97,092
3.88% 7/15/24	65,000	65,186
4.65% 8/1/23	400,000	416,627
4.65% 3/15/47	100,000	101,257
Regency Centers
3.60% 2/1/27	160,000	153,217
4.13% 3/15/28	100,000	98,922
4.40% 2/1/47	165,000	154,825
Sabra Health Care 5.50% 2/1/21	100,000	100,312
Select Income REIT 4.25% 5/15/24	250,000	241,192
Senior Housing Properties Trust 4.75% 2/15/28	200,000	189,030
Simon Property Group
2.35% 1/30/22	100,000	97,160
2.50% 9/1/20	100,000	98,943
2.63% 6/15/22	200,000	194,635
3.25% 11/30/26	100,000	95,507
3.38% 10/1/24	450,000	440,559
3.38% 6/15/27	200,000	191,360
4.13% 12/1/21	300,000	307,216
4.25% 11/30/46	100,000	96,521
6.75% 2/1/40	300,000	382,745
SITE Centers
4.25% 2/1/26	100,000	98,275
4.70% 6/1/27	100,000	101,101
SL Green Operating Partnership 3.25% 10/15/22	60,000	58,023
SL Green Realty 4.50% 12/1/22	100,000	101,286
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
STORE Capital 4.50% 3/15/28	50,000	$ 48,396
Tanger Properties
3.13% 9/1/26	50,000	44,656
3.88% 7/15/27	100,000	94,542
UDR
2.95% 9/1/26	50,000	46,166
3.50% 1/15/28	100,000	94,889
4.00% 10/1/25	50,000	49,918
4.63% 1/10/22	100,000	102,770
Ventas Realty
2.70% 4/1/20	100,000	99,179
3.13% 6/15/23	30,000	29,274
3.75% 5/1/24	150,000	148,717
3.85% 4/1/27	100,000	96,581
4.00% 3/1/28	100,000	97,100
4.13% 1/15/26	156,000	154,938
4.25% 3/1/22	200,000	203,678
4.40% 1/15/29	150,000	149,551
VEREIT Operating Partnership
3.95% 8/15/27	80,000	74,401
4.13% 6/1/21	60,000	60,583
4.60% 2/6/24	75,000	75,906
4.88% 6/1/26	95,000	95,102
Vornado Realty 3.50% 1/15/25	100,000	96,526
Washington Prime Group 5.95% 8/15/24	70,000	61,483
Washington Real Estate Investment Trust 3.95% 10/15/22	100,000	101,192
Weingarten Realty Investors 3.38% 10/15/22	150,000	148,026
Welltower
3.95% 9/1/23	50,000	50,177
4.25% 4/1/26	200,000	199,953
4.25% 4/15/28	50,000	49,590
4.50% 1/15/24	250,000	256,642
4.95% 9/1/48	50,000	49,694
5.25% 1/15/22	100,000	104,023
6.13% 4/15/20	135,000	139,303
6.50% 3/15/41	250,000	292,876
Weyerhaeuser
4.63% 9/15/23	250,000	259,681
4.70% 3/15/21	100,000	102,534
7.38% 3/15/32	250,000	306,391
WP Carey
4.25% 10/1/26	100,000	97,943
4.60% 4/1/24	100,000	101,601
		23,690,248
Retail–0.75%
Advance Auto Parts
4.50% 1/15/22	100,000	101,593
4.50% 12/1/23	100,000	102,458

LVIP SSGA Bond Index Fund–50

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
AutoNation
3.35% 1/15/21	50,000	$ 49,641
3.50% 11/15/24	100,000	92,636
3.80% 11/15/27	100,000	89,312
4.50% 10/1/25	45,000	43,554
AutoZone
2.88% 1/15/23	100,000	96,550
3.13% 4/21/26	75,000	70,120
3.75% 6/1/27	250,000	240,252
4.00% 11/15/20	75,000	75,611
Costco Wholesale
2.25% 2/15/22	300,000	293,351
2.30% 5/18/22	250,000	244,593
3.00% 5/18/27	250,000	241,410
Darden Restaurants 4.55% 2/15/48	35,000	32,291
Dollar General
3.25% 4/15/23	200,000	195,608
3.88% 4/15/27	100,000	97,086
4.13% 5/1/28	70,000	68,069
4.15% 11/1/25	75,000	74,980
Dollar Tree
3.70% 5/15/23	155,000	152,538
4.00% 5/15/25	350,000	336,940
4.20% 5/15/28	165,000	156,585
Home Depot
1.80% 6/5/20	176,000	173,518
2.00% 4/1/21	250,000	245,141
2.13% 9/15/26	155,000	139,670
2.70% 4/1/23	150,000	148,537
2.80% 9/14/27	200,000	187,930
3.00% 4/1/26	125,000	121,197
3.25% 3/1/22	90,000	90,975
3.35% 9/15/25	265,000	261,866
3.50% 9/15/56	135,000	113,841
3.75% 2/15/24	200,000	204,633
3.90% 12/6/28	60,000	61,529
3.90% 6/15/47	200,000	189,162
4.20% 4/1/43	150,000	147,772
4.25% 4/1/46	100,000	99,900
4.40% 4/1/21	100,000	103,018
4.50% 12/6/48	200,000	206,988
4.88% 2/15/44	96,000	102,688
5.40% 9/15/40	100,000	114,753
5.88% 12/16/36	350,000	421,247
5.95% 4/1/41	100,000	122,953
Kohl's
4.25% 7/17/25	50,000	49,408
5.55% 7/17/45	50,000	46,914
Lowe's
3.10% 5/3/27	250,000	228,847
3.12% 4/15/22	100,000	98,355
3.38% 9/15/25	120,000	114,043
3.70% 4/15/46	200,000	163,756
3.88% 9/15/23	200,000	201,684
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Lowe's (continued)
4.05% 5/3/47	147,000	$ 127,259
4.25% 9/15/44	250,000	221,957
4.38% 9/15/45	45,000	40,561
4.65% 4/15/42	100,000	94,746
Macy's Retail Holdings
2.88% 2/15/23	100,000	92,680
3.45% 1/15/21	100,000	99,188
3.63% 6/1/24	150,000	140,202
4.38% 9/1/23	90,000	88,900
McDonald's
2.20% 5/26/20	150,000	148,376
2.63% 1/15/22	100,000	98,051
3.25% 6/10/24	300,000	297,737
3.35% 4/1/23	155,000	154,368
3.38% 5/26/25	150,000	146,847
3.50% 3/1/27	150,000	145,937
3.63% 5/20/21	100,000	101,252
3.63% 5/1/43	100,000	85,428
3.80% 4/1/28	200,000	196,735
4.45% 3/1/47	225,000	215,968
4.45% 9/1/48	40,000	38,204
4.60% 5/26/45	94,000	91,781
4.70% 12/9/35	270,000	271,963
4.88% 12/9/45	275,000	277,855
6.30% 3/1/38	50,000	59,894
Nordstrom
4.00% 3/15/27	60,000	56,766
4.75% 5/1/20	100,000	101,734
5.00% 1/15/44	281,000	243,021
O'Reilly Automotive
3.55% 3/15/26	150,000	144,311
3.60% 9/1/27	100,000	95,449
3.80% 9/1/22	100,000	101,157
4.35% 6/1/28	100,000	99,766
4.88% 1/14/21	45,000	46,226
QVC 4.38% 3/15/23	600,000	576,263
Starbucks
2.10% 2/4/21	60,000	58,555
2.20% 11/22/20	40,000	39,359
2.45% 6/15/26	100,000	90,117
2.70% 6/15/22	100,000	98,087
3.10% 3/1/23	150,000	147,886
3.50% 3/1/28	150,000	143,582
3.75% 12/1/47	70,000	58,203
3.80% 8/15/25	150,000	148,553
3.85% 10/1/23	100,000	101,648
4.00% 11/15/28	150,000	149,086
4.30% 6/15/45	105,000	96,621
4.50% 11/15/48	80,000	74,766
Tapestry
3.00% 7/15/22	150,000	144,681
4.13% 7/15/27	150,000	140,601

LVIP SSGA Bond Index Fund–51

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Target
2.50% 4/15/26	100,000	$ 93,452
2.90% 1/15/22	300,000	299,900
3.63% 4/15/46	490,000	430,110
3.88% 7/15/20	100,000	101,524
3.90% 11/15/47	150,000	137,861
4.00% 7/1/42	150,000	141,773
TJX
2.25% 9/15/26	250,000	227,058
2.50% 5/15/23	100,000	97,164
Walgreen 3.10% 9/15/22	150,000	146,452
Walgreens Boots Alliance
3.45% 6/1/26	45,000	42,408
3.80% 11/18/24	700,000	690,254
4.65% 6/1/46	40,000	36,195
4.80% 11/18/44	500,000	456,852
Walmart
1.90% 12/15/20	150,000	147,689
2.35% 12/15/22	150,000	146,198
2.55% 4/11/23	300,000	292,656
2.65% 12/15/24	1,150,000	1,117,983
2.85% 6/23/20	200,000	200,367
3.13% 6/23/21	300,000	302,239
3.40% 6/26/23	350,000	353,822
3.55% 6/26/25	250,000	252,970
3.63% 12/15/47	70,000	64,610
3.70% 6/26/28	400,000	406,447
3.95% 6/28/38	130,000	129,057
4.05% 6/29/48	200,000	199,515
5.00% 10/25/40	1,000,000	1,138,269
		20,860,655
Savings & Loans–0.01%
People's United Financial 3.65% 12/6/22	150,000	150,263
		150,263
Semiconductors–0.42%
Analog Devices
2.50% 12/5/21	60,000	58,610
2.85% 3/12/20	40,000	39,871
2.95% 1/12/21	100,000	99,171
3.13% 12/5/23	150,000	145,866
3.50% 12/5/26	150,000	143,811
3.90% 12/15/25	60,000	58,969
5.30% 12/15/45	100,000	105,575
Applied Materials
2.63% 10/1/20	100,000	99,243
3.30% 4/1/27	80,000	76,839
3.90% 10/1/25	70,000	70,502
4.35% 4/1/47	70,000	68,603
5.10% 10/1/35	70,000	74,620
5.85% 6/15/41	350,000	413,740
Broadcom
2.20% 1/15/21	200,000	193,448
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Broadcom (continued)
2.38% 1/15/20	350,000	$ 345,716
2.65% 1/15/23	200,000	186,304
3.00% 1/15/22	350,000	336,837
3.13% 1/15/25	145,000	131,076
3.50% 1/15/28	400,000	347,214
3.63% 1/15/24	350,000	331,510
3.88% 1/15/27	750,000	673,961
Intel
1.70% 5/19/21	100,000	97,214
2.35% 5/11/22	200,000	195,693
2.45% 7/29/20	480,000	478,186
2.60% 5/19/26	150,000	140,579
2.70% 12/15/22	150,000	147,827
2.88% 5/11/24	700,000	683,410
3.30% 10/1/21	254,000	256,790
3.70% 7/29/25	365,000	368,497
3.73% 12/8/47	200,000	185,660
4.00% 12/15/32	250,000	256,482
4.10% 5/19/46	150,000	146,109
4.10% 5/11/47	400,000	384,877
KLA-Tencor 4.65% 11/1/24	300,000	307,822
Lam Research
2.75% 3/15/20	100,000	99,089
2.80% 6/15/21	150,000	148,416
Marvell Technology Group
4.20% 6/22/23	100,000	99,811
4.88% 6/22/28	100,000	97,613
Maxim Integrated Products 3.38% 3/15/23	100,000	99,736
Micron Technology 5.50% 2/1/25	100,000	98,375
NVIDIA
2.20% 9/16/21	120,000	117,369
3.20% 9/16/26	200,000	190,009
NXP
4.88% 3/1/24	100,000	100,564
5.35% 3/1/26	100,000	101,825
5.55% 12/1/28	65,000	66,565
QUALCOMM
2.25% 5/20/20	300,000	295,890
2.60% 1/30/23	300,000	288,862
2.90% 5/20/24	200,000	190,580
3.00% 5/20/22	300,000	295,282
3.25% 5/20/27	200,000	186,241
3.45% 5/20/25	300,000	288,885
4.65% 5/20/35	200,000	193,397
4.80% 5/20/45	200,000	190,917
Texas Instruments
2.25% 5/1/23	250,000	240,391
2.63% 5/15/24	48,000	46,420
2.75% 3/12/21	75,000	74,570
4.15% 5/15/48	300,000	300,108
Xilinx
2.95% 6/1/24	100,000	95,519

LVIP SSGA Bond Index Fund–52

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Xilinx (continued)
3.00% 3/15/21	200,000	$ 199,358
		11,756,424
Software–0.65%
Activision Blizzard
2.30% 9/15/21	95,000	92,580
2.60% 6/15/22	50,000	48,542
3.40% 9/15/26	100,000	94,085
3.40% 6/15/27	45,000	42,474
4.50% 6/15/47	60,000	54,031
Adobe
3.25% 2/1/25	95,000	93,310
4.75% 2/1/20	85,000	86,710
Autodesk
3.13% 6/15/20	100,000	99,642
3.50% 6/15/27	100,000	93,638
4.38% 6/15/25	100,000	101,180
Broadridge Financial Solutions 3.95% 9/1/20	100,000	101,041
CA
3.60% 8/1/20	50,000	49,939
4.70% 3/15/27	100,000	94,984
Cadence Design Systems 4.38% 10/15/24	75,000	75,757
Citrix Systems 4.50% 12/1/27	100,000	95,754
Electronic Arts
3.70% 3/1/21	100,000	100,756
4.80% 3/1/26	100,000	103,354
Fidelity National Information Services
3.00% 8/15/26	400,000	368,602
3.50% 4/15/23	164,000	162,273
3.63% 10/15/20	235,000	236,165
3.88% 6/5/24	28,000	28,003
4.25% 5/15/28	80,000	79,626
4.50% 10/15/22	40,000	41,233
4.50% 8/15/46	50,000	45,644
4.75% 5/15/48	100,000	93,311
5.00% 10/15/25	56,000	58,333
Fiserv
2.70% 6/1/20	150,000	148,936
3.50% 10/1/22	150,000	149,096
3.85% 6/1/25	150,000	148,873
Microsoft
1.55% 8/8/21	500,000	485,917
1.85% 2/6/20	200,000	198,581
2.00% 11/3/20	700,000	692,390
2.00% 8/8/23	250,000	240,523
2.38% 5/1/23	150,000	146,878
2.40% 2/6/22	200,000	197,783
2.40% 8/8/26	850,000	793,310
2.65% 11/3/22	200,000	198,452
2.88% 2/6/24	65,000	64,433
3.00% 10/1/20	300,000	302,105
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Microsoft (continued)
3.13% 11/3/25	200,000	$ 197,990
3.45% 8/8/36	250,000	235,922
3.50% 11/15/42	150,000	139,863
3.63% 12/15/23	300,000	309,129
3.70% 8/8/46	850,000	816,359
3.75% 2/12/45	500,000	484,908
3.95% 8/8/56	200,000	195,700
4.10% 2/6/37	200,000	205,618
4.20% 11/3/35	200,000	207,701
4.25% 2/6/47	200,000	210,472
4.45% 11/3/45	200,000	212,631
4.50% 10/1/40	100,000	107,626
4.50% 2/6/57	200,000	213,690
4.75% 11/3/55	200,000	224,539
4.88% 12/15/43	800,000	902,226
5.20% 6/1/39	200,000	235,494
Oracle
1.90% 9/15/21	455,000	441,617
2.40% 9/15/23	150,000	144,040
2.50% 5/15/22	1,000,000	979,002
2.63% 2/15/23	70,000	68,311
2.95% 11/15/24	150,000	146,200
2.95% 5/15/25	500,000	478,884
3.25% 11/15/27	200,000	193,117
3.80% 11/15/37	90,000	84,331
3.85% 7/15/36	150,000	141,938
3.88% 7/15/20	100,000	101,538
3.90% 5/15/35	355,000	340,421
4.00% 7/15/46	150,000	140,303
4.00% 11/15/47	140,000	130,763
4.30% 7/8/34	700,000	703,813
4.38% 5/15/55	800,000	786,349
4.50% 7/8/44	500,000	501,744
5.38% 7/15/40	400,000	442,857
6.13% 7/8/39	150,000	180,385
6.50% 4/15/38	200,000	249,453
salesforce.com
3.25% 4/11/23	100,000	100,572
3.70% 4/11/28	100,000	100,643
VMware
2.30% 8/21/20	90,000	88,186
2.95% 8/21/22	105,000	100,168
3.90% 8/21/27	85,000	75,531
		17,928,278
Telecommunications–1.09%
America Movil
3.13% 7/16/22	200,000	196,314
4.38% 7/16/42	200,000	192,581
5.00% 3/30/20	200,000	203,593
6.13% 11/15/37	150,000	175,329
6.13% 3/30/40	250,000	295,818
6.38% 3/1/35	25,000	29,497

LVIP SSGA Bond Index Fund–53

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T
3.00% 2/15/22	700,000	$ 688,440
3.20% 3/1/22	100,000	98,719
3.40% 5/15/25	550,000	518,639
3.80% 3/1/24	150,000	148,659
3.95% 1/15/25	225,000	220,309
4.10% 2/15/28	2,094,000	2,017,315
4.13% 2/17/26	550,000	538,281
4.25% 3/1/27	500,000	490,014
4.30% 2/15/30	1,286,000	1,217,888
4.35% 6/15/45	532,000	451,220
4.45% 4/1/24	300,000	305,317
4.50% 5/15/35	220,000	198,068
4.50% 3/9/48	693,000	595,244
4.75% 5/15/46	665,000	592,588
5.15% 3/15/42	150,000	140,576
5.15% 11/15/46	516,000	481,222
5.25% 3/1/37	150,000	147,760
5.35% 9/1/40	338,000	329,393
5.45% 3/1/47	300,000	294,049
5.55% 8/15/41	40,000	39,344
5.70% 3/1/57	150,000	148,168
6.00% 8/15/40	200,000	202,665
6.35% 3/15/40	50,000	53,777
Bell Canada 4.46% 4/1/48	100,000	97,054
British Telecommunications
4.50% 12/4/23	200,000	202,929
9.63% 12/15/30	350,000	474,292
Cisco Systems
1.85% 9/20/21	600,000	583,645
2.20% 2/28/21	150,000	148,059
2.45% 6/15/20	100,000	99,490
2.50% 9/20/26	300,000	279,945
2.60% 2/28/23	150,000	147,112
2.90% 3/4/21	115,000	115,235
2.95% 2/28/26	150,000	143,155
3.00% 6/15/22	60,000	59,986
3.50% 6/15/25	45,000	45,222
3.63% 3/4/24	100,000	102,059
4.45% 1/15/20	300,000	304,703
5.50% 1/15/40	200,000	236,451
5.90% 2/15/39	300,000	370,057
Deutsche Telekom International Finance 8.75% 6/15/30	460,000	601,138
Juniper Networks
4.60% 3/15/21	100,000	102,252
5.95% 3/15/41	100,000	99,395
Koninklijke KPN 8.38% 10/1/30	100,000	129,710
Motorola Solutions
3.50% 3/1/23	100,000	96,753
4.00% 9/1/24	250,000	243,590
4.60% 2/23/28	100,000	97,959
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Orange
4.13% 9/14/21	100,000	$ 102,062
5.38% 1/13/42	100,000	105,124
9.00% 3/1/31	400,000	553,800
Rogers Communications
2.90% 11/15/26	200,000	185,307
3.00% 3/15/23	125,000	122,788
3.63% 12/15/25	65,000	63,469
4.10% 10/1/23	300,000	306,198
4.30% 2/15/48	40,000	38,209
4.50% 3/15/43	100,000	99,070
5.00% 3/15/44	100,000	104,362
7.50% 8/15/38	25,000	32,928
Telefonica Emisiones
4.67% 3/6/38	150,000	136,103
4.90% 3/6/48	200,000	177,168
5.13% 4/27/20	690,000	704,464
5.21% 3/8/47	300,000	275,588
5.46% 2/16/21	140,000	145,161
7.05% 6/20/36	175,000	199,936
Telefonica Europe 8.25% 9/15/30	200,000	255,035
TELUS
2.80% 2/16/27	100,000	92,291
3.70% 9/15/27	100,000	98,046
4.60% 11/16/48	100,000	99,526
Verizon Communications
2.63% 8/15/26	230,000	208,879
3.50% 11/1/24	900,000	888,809
3.85% 11/1/42	650,000	562,423
4.13% 3/16/27	200,000	200,500
4.13% 8/15/46	35,000	31,000
4.27% 1/15/36	904,000	846,715
4.33% 9/21/28	2,387,000	2,401,534
4.40% 11/1/34	600,000	579,898
4.50% 8/10/33	170,000	168,249
4.52% 9/15/48	1,324,000	1,245,840
4.81% 3/15/39	300,000	294,724
5.25% 3/16/37	600,000	626,846
5.50% 3/16/47	150,000	160,099
Vodafone Group
2.50% 9/26/22	300,000	288,198
2.95% 2/19/23	225,000	216,826
3.75% 1/16/24	340,000	335,495
4.13% 5/30/25	75,000	74,195
4.38% 5/30/28	175,000	170,085
4.38% 2/19/43	150,000	128,089
5.00% 5/30/38	95,000	89,285
5.25% 5/30/48	200,000	188,447
6.15% 2/27/37	700,000	735,713
7.88% 2/15/30	100,000	124,825
		30,254,287

LVIP SSGA Bond Index Fund–54

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Textiles–0.01%
Cintas No. 2
2.90% 4/1/22	100,000	$ 98,440
3.70% 4/1/27	100,000	97,838
		196,278
Toys Games Hobbies–0.01%
Hasbro
3.15% 5/15/21	75,000	73,921
3.50% 9/15/27	60,000	55,736
5.10% 5/15/44	65,000	58,997
6.35% 3/15/40	65,000	67,714
		256,368
Transportation–0.52%
Burlington Northern Santa Fe
3.00% 4/1/25	250,000	242,431
3.05% 3/15/22	150,000	149,886
3.25% 6/15/27	100,000	97,988
3.45% 9/15/21	200,000	202,104
3.65% 9/1/25	100,000	100,981
3.85% 9/1/23	100,000	102,758
3.90% 8/1/46	105,000	99,236
4.05% 6/15/48	190,000	183,571
4.13% 6/15/47	100,000	97,017
4.15% 4/1/45	114,000	110,787
4.15% 12/15/48	40,000	39,053
4.40% 3/15/42	100,000	100,904
4.45% 3/15/43	100,000	102,073
4.70% 9/1/45	100,000	104,802
4.95% 9/15/41	100,000	109,087
5.05% 3/1/41	100,000	109,639
5.15% 9/1/43	150,000	168,316
5.75% 5/1/40	200,000	234,669
6.15% 5/1/37	100,000	122,029
Canadian National Railway
2.40% 2/3/20	60,000	59,696
2.75% 3/1/26	50,000	47,865
2.95% 11/21/24	100,000	98,199
3.20% 8/2/46	100,000	85,986
3.65% 2/3/48	100,000	92,727
6.20% 6/1/36	100,000	123,546
6.25% 8/1/34	100,000	123,622
Canadian Pacific Railway
2.90% 2/1/25	150,000	143,827
4.45% 3/15/23	100,000	104,145
4.80% 9/15/35	65,000	67,721
4.80% 8/1/45	100,000	104,903
6.13% 9/15/15	65,000	75,955
7.13% 10/15/31	150,000	188,354
CH Robinson Worldwide 4.20% 4/15/28	100,000	100,468
CSX
3.25% 6/1/27	100,000	94,257
3.35% 11/1/25	250,000	243,568
3.70% 10/30/20	275,000	278,002
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
CSX (continued)
3.70% 11/1/23	94,000	$ 95,500
3.80% 3/1/28	100,000	98,299
3.80% 11/1/46	150,000	132,657
3.95% 5/1/50	90,000	79,306
4.10% 3/15/44	100,000	93,086
4.25% 11/1/66	100,000	86,857
4.30% 3/1/48	100,000	95,597
4.40% 3/1/43	200,000	194,442
4.65% 3/1/68	100,000	90,765
5.50% 4/15/41	200,000	222,475
6.15% 5/1/37	120,000	142,328
6.22% 4/30/40	100,000	118,950
FedEx
2.63% 8/1/22	55,000	53,729
3.20% 2/1/25	200,000	193,730
3.25% 4/1/26	150,000	142,622
3.30% 3/15/27	100,000	95,254
3.40% 2/15/28	100,000	95,030
3.88% 8/1/42	100,000	83,333
4.00% 1/15/24	120,000	123,034
4.05% 2/15/48	100,000	84,097
4.10% 4/15/43	100,000	86,968
4.10% 2/1/45	200,000	171,891
4.40% 1/15/47	100,000	90,180
4.55% 4/1/46	150,000	136,841
4.75% 11/15/45	350,000	331,210
4.90% 1/15/34	60,000	61,483
Kansas City Southern
4.30% 5/15/43	100,000	93,364
4.70% 5/1/48	100,000	98,039
4.95% 8/15/45	100,000	102,245
Kirby 4.20% 3/1/28	100,000	97,983
Norfolk Southern
2.90% 2/15/23	121,000	119,032
2.90% 6/15/26	165,000	156,500
3.00% 4/1/22	118,000	117,294
3.15% 6/1/27	50,000	47,989
3.25% 12/1/21	100,000	100,327
3.65% 8/1/25	50,000	50,332
3.80% 8/1/28	60,000	60,135
3.85% 1/15/24	150,000	152,000
3.94% 11/1/47	80,000	72,830
4.05% 8/15/52	132,000	118,401
4.15% 2/28/48	125,000	117,114
4.45% 6/15/45	100,000	98,330
4.65% 1/15/46	100,000	102,321
4.84% 10/1/41	111,000	115,395
5.10% 8/1/18	30,000	29,578
Ryder System
2.25% 9/1/21	120,000	116,165
2.80% 3/1/22	60,000	58,521
2.88% 9/1/20	50,000	49,622
3.40% 3/1/23	100,000	98,778

LVIP SSGA Bond Index Fund–55

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Ryder System (continued)
3.45% 11/15/21	25,000	$ 24,988
3.50% 6/1/21	50,000	50,090
3.88% 12/1/23	100,000	100,242
Union Pacific
2.75% 3/1/26	250,000	233,541
3.20% 6/8/21	100,000	100,514
3.25% 1/15/25	495,000	483,384
3.25% 8/15/25	50,000	48,511
3.35% 8/15/46	150,000	123,192
3.38% 2/1/35	200,000	175,558
3.50% 6/8/23	150,000	150,435
3.60% 9/15/37	40,000	35,867
3.65% 2/15/24	185,000	186,047
3.75% 7/15/25	100,000	101,091
3.80% 10/1/51	332,000	282,817
3.88% 2/1/55	94,000	80,622
3.95% 9/10/28	115,000	115,073
4.00% 2/1/21	65,000	66,086
4.00% 4/15/47	100,000	93,584
4.05% 11/15/45	50,000	45,701
4.10% 9/15/67	65,000	55,503
4.16% 7/15/22	190,000	194,698
4.38% 9/10/38	75,000	73,792
4.38% 11/15/65	30,000	27,434
4.50% 9/10/48	90,000	89,105
4.80% 9/10/58	150,000	149,925
United Parcel Service
2.35% 5/16/22	250,000	244,032
2.40% 11/15/26	150,000	138,401
2.45% 10/1/22	125,000	122,445
3.13% 1/15/21	350,000	352,972
3.40% 11/15/46	150,000	129,560
3.63% 10/1/42	75,000	67,229
3.75% 11/15/47	150,000	135,791
4.88% 11/15/40	55,000	58,462
6.20% 1/15/38	255,000	311,171
		14,529,994
Trucking & Leasing–0.01%
GATX
2.60% 3/30/20	100,000	99,058
3.25% 9/15/26	50,000	45,916
3.85% 3/30/27	50,000	47,590
4.55% 11/7/28	100,000	98,813
5.20% 3/15/44	50,000	51,054
		342,431
Water–0.03%
American Water Capital
2.95% 9/1/27	180,000	170,265
3.75% 9/1/28	150,000	150,530
3.75% 9/1/47	250,000	225,204
4.00% 12/1/46	50,000	47,209
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Water (continued)
American Water Capital (continued)
4.20% 9/1/48	100,000	$ 97,520
4.30% 12/1/42	100,000	99,418
		790,146
Total Corporate Bonds (Cost $728,634,247)		715,809,459
MUNICIPAL BONDS–0.68%
American Municipal Power, Ohio Taxable Build America Bonds
Series B 6.45% 2/15/44	50,000	64,357
Series B 7.83% 2/15/41	55,000	80,786
Series B 8.08% 2/15/50	800,000	1,274,952
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.26% 4/1/49	200,000	273,022
Series S1 6.92% 4/1/40	100,000	133,802
Series S1 7.04% 4/1/50	100,000	142,497
California State University Systemwide-Taxable Series B 3.90% 11/1/47	50,000	49,003
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	600,000	861,594
Central Puget Sound Regional Transit Authority, Washington Sales & Use Tax Revenue Taxable Build America Bonds 5.49% 11/1/39	50,000	62,253
Chicago O'Hare International Airport
Series C 4.47% 1/1/49	100,000	101,787
Series C 4.57% 1/1/54	100,000	102,611
Chicago Transit Authority, Taxable Pension Funding
Series A 6.90% 12/1/40	100,000	128,004
Series B 6.90% 12/1/40	40,000	51,202
Chicago, Illinios Taxable Build America Bonds
Series B 7.38% 1/1/33	100,000	110,133
Series B 7.75% 1/1/42	100,000	107,158
City of Houston 3.96% 3/1/47	100,000	98,941
Clark County, Department of Aviation, Taxable Build America Bonds
Series B 6.88% 7/1/42	50,000	50,940
Series C 6.82% 7/1/45	75,000	107,118

LVIP SSGA Bond Index Fund–56

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
MUNICIPAL BONDS (continued)
Commonwealth of Massachusetts Consolidated Loan Taxable Build America Bonds
4.91% 5/1/29	100,000	$ 110,525
Series E 4.20% 12/1/21	100,000	102,483
Series E 5.46% 12/1/39	100,000	121,445
Dallas Area, Texas Rapid Transit Sales Tax Revenue Taxable Build America Bonds Series B 6.00% 12/1/44	200,000	260,110
Dallas, Texas Independent School District Taxable Build America Bonds Series C 6.45% 2/15/35	100,000	106,868
East Bay, California Municipal Utility District Water System Revenue Taxable Build America Bonds Surbordinate Series 5.87% 6/1/40	100,000	128,959
Health & Educational Facilities Authority of the State of Missouri (Washington University) 3.65% 8/15/57	150,000	142,185
Kansas Development Finance Authority Series H 4.93% 4/15/45	100,000	110,146
Los Angeles County Public Works Financing Authority 7.62% 8/1/40	100,000	146,393
Los Angeles, California Community College District Taxable Build America Bonds 6.75% 8/1/49	100,000	145,020
Los Angeles, California Unified School District Taxable Build America Bonds Series RY 6.76% 7/1/34	315,000	406,145
Metropolitan Government Nashville & Davidson County,Tennessee Convention Center Authority Taxable
Series B 4.05% 7/1/26	10,000	10,243
Series B 6.73% 7/1/43	50,000	67,080
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds
5.51% 8/1/37	200,000	235,358
5.57% 11/1/38	65,000	76,378
5.87% 11/15/39	100,000	118,990
6.67% 11/15/39	130,000	169,696
6.81% 11/15/40	500,000	665,640
	PrincipalAmount°	Value(U.S. $)
MUNICIPAL BONDS (continued)
Metropolitan Water Reclamation District of Greater Chicago, Taxable Build America Bonds 5.72% 12/1/38	150,000	$ 180,741
Municipal Electric Authority, Georgia Taxable Build America Bonds
6.64% 4/1/57	150,000	158,984
6.66% 4/1/57	125,000	137,545
7.06% 4/1/57	100,000	112,607
New Jersey Economic Development Authority
Series A (NATL) 7.43% 2/15/29	225,000	272,887
^Series B (AGM) 0.00% 2/15/22	200,000	178,900
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds
Series B 6.56% 12/15/40	100,000	122,722
Series C 5.75% 12/15/28	100,000	108,723
Series C 6.10% 12/15/28	200,000	206,850
New Jersey State Turnpike Authority Revenue (Build America Bonds)
Series A 7.10% 1/1/41	350,000	479,265
Series F 7.41% 1/1/40	90,000	127,110
New York City Water & Sewer System, Taxable Build America Bonds
5.72% 6/15/42	65,000	81,567
5.75% 6/15/41	100,000	125,403
5.95% 6/15/42	100,000	130,105
6.01% 6/15/42	35,000	45,299
New York State Dormitory Authority, Taxable Build America Bonds 5.60% 3/15/40	100,000	121,407
New York State Urban Development, Taxable Build America Bonds 5.77% 3/15/39	50,000	57,527
New York, Taxable Build America Bonds
5.52% 10/1/37	85,000	100,365
Series A2 5.21% 10/1/31	100,000	113,560
Series F1 6.27% 12/1/37	100,000	126,146
Ohio State University, Taxable Build America Bonds
4.91% 6/1/40	100,000	116,034
Series A 3.80% 12/1/46	100,000	98,966
Oregon School Boards Association, Taxable Pension Series B 5.55% 6/30/28	250,000	286,542

LVIP SSGA Bond Index Fund–57

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
MUNICIPAL BONDS (continued)
Pennsylvania Turnpike Commission, Taxable Build America Bonds Series B 5.51% 12/1/45	150,000	$ 184,687
Permanent University Fund - University of Texas System, Taxable Build America Bonds 3.38% 7/1/47	40,000	36,358
Port Authority of New York & New Jersey
Series 165th 5.65% 11/1/40	250,000	305,235
Series 168th 4.93% 10/1/51	350,000	401,954
Series 174th 4.46% 10/1/62	250,000	255,305
Series 181th 4.96% 8/1/46	155,000	178,490
Series 192th 4.81% 10/15/65	250,000	272,432
Regents of the University of California Medical Center Pooled Revenue, Taxable Build America Bonds Series H 6.55% 5/15/48	100,000	132,199
Rutgers The State University of New Jersey, Taxable of America Bonds 5.67% 5/1/40	155,000	183,157
Sales Tax Securitization Series B 3.82% 1/1/48	100,000	91,158
Salt River Project Agricultural Improvement & Power District, Taxable Build America Bonds 4.84% 1/1/41	60,000	69,467
San Antonio Electric & Gas Systems Revenue, Taxable Build America Bonds
4.43% 2/1/42	250,000	268,032
5.99% 2/1/39	50,000	65,438
San Diego County Regional Transportation Commission, Taxable Build America Bonds 5.91% 4/1/48	100,000	133,113
San Diego County Water Authority Financing, Taxable Build America Bonds 6.14% 5/1/49	100,000	131,439
South Carolina Public Service Authority, Taxable Obligations Series D 2.39% 12/1/23	150,000	142,470
	PrincipalAmount°	Value(U.S. $)
MUNICIPAL BONDS (continued)
State of California Department of Water Resources Power Supply Revenue Series P 2.00% 5/1/22	100,000	$ 97,188
State of California, Taxable Build America Bonds
2.80% 4/1/21	65,000	64,971
3.38% 4/1/25	75,000	75,489
3.50% 4/1/28	100,000	99,994
4.50% 4/1/33	100,000	104,843
4.60% 4/1/38	60,000	61,974
7.30% 10/1/39	1,100,000	1,513,391
7.50% 4/1/34	325,000	443,774
7.60% 11/1/40	80,000	116,790
7.63% 3/1/40	85,000	121,305
7.95% 3/1/36	100,000	105,599
State of Connecticut, Taxable Build America Bonds
5.09% 10/1/30	200,000	215,818
Series A 5.85% 3/15/32	100,000	114,611
State of Illinois, Taxable Pension
4.95% 6/1/23	100,000	101,586
5.10% 6/1/33	800,000	763,984
State of Mississippi, Taxable Build America Bonds 5.25% 11/1/34	100,000	113,967
State of Oregon Department of Transportation, Taxable Build America Bonds 5.83% 11/15/34	75,000	93,428
State of Texas, Taxable Build America Bonds 5.52% 4/1/39	100,000	124,449
State of Utah, Taxable Build America Bonds
Series B 3.54% 7/1/25	100,000	102,487
Series D 4.55% 7/1/24	60,000	63,272
State Public School Building Authority 5.00% 9/15/27	100,000	109,745
Texas Transportation Commission State Highway Fund, Taxable Build America Bonds Series B 5.18% 4/1/30	200,000	227,542
University of California, General Taxable
Series AD 4.86% 5/15/12	250,000	263,550
Series AQ 4.77% 5/15/15	250,000	258,142
Series AX 3.06% 7/1/25	100,000	98,808
University of Texas System, Taxable Build America Bonds
Series A 3.35% 8/15/47	100,000	90,869
Series C 4.79% 8/15/46	90,000	100,403

LVIP SSGA Bond Index Fund–58

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
MUNICIPAL BONDS (continued)
University of Virginia Series C 4.18% 9/1/17	50,000	$ 48,897
Total Municipal Bonds (Cost $16,708,049)		18,960,889
NON-AGENCY ASSET-BACKED SECURITIES–0.45%
Ally Auto Receivables Trust 2018-1 Series 2018-1 A3 2.35% 6/15/22	250,000	247,917
Ally Master Owner Trust
Series 2018-1 A2 2.70% 1/17/23	150,000	148,883
Series 2018-2 A 3.29% 5/15/23	100,000	100,573
American Express Credit Account Master Trust Series 2017-1 A 1.93% 9/15/22	1,900,000	1,877,529
BA Credit Card Trust
Series 2017-A1 A1 1.95% 8/15/22	350,000	345,823
Series 2018-A2 A2 3.00% 9/15/23	500,000	501,413
Capital One Multi-Asset Execution Trust Series 2015-A2 A2 2.08% 3/15/23	1,600,000	1,580,782
CarMax Auto Owner Trust 2017-4
Series 2017-4 A3 2.11% 10/17/22	550,000	544,365
Series 2017-4 C 2.70% 10/16/23	125,000	123,493
Chase Issuance Trust Series 2014-A2 A2 2.77% 3/15/23	1,100,000	1,101,408
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39	750,000	958,506
Series 2014-A5 A5 2.68% 6/7/23	1,000,000	995,350
Series 2017-A3 A3 1.92% 4/7/22	500,000	493,623
Discover Card Execution Note Trust
Series 2017-A2 A2 2.39% 7/15/24	570,000	561,251
Series 2017-A6 A6 1.88% 2/15/23	250,000	245,954
Drive Auto Receivables Trust Series 2018-4 D 4.09% 1/15/26	350,000	353,467
Ford Credit Floorplan Master Owner Trust A
Series 2017-2 A1 2.16% 9/15/22	250,000	246,295
Series 2017-3 A 2.48% 9/15/24	550,000	539,234
Mercedes-Benz Auto Lease Trust 2018-A Series 2018-A A3 2.41% 2/16/21	150,000	149,320
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust Series 2018-A A3 2.65% 5/16/22	265,000	$ 263,738
Synchrony Credit Card Master Note Trust Series 2016-2 A 2.21% 5/15/24	600,000	588,828
World Omni Auto Receivables Trust Series 2018-A A3 2.50% 4/17/23	300,000	297,845
World Omni Automobile Lease Securitization Trust Series 2018-B A3 3.19% 12/15/21	200,000	201,134
Total Non-Agency Asset-Backed Securities (Cost $12,525,915)		12,466,731
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.17%
BANK
Series 2017-BNK7 A2 3.06% 9/15/60	500,000	498,037
Series 2017-BNK7 A4 3.18% 9/15/60	500,000	481,182
Series 2018-BN13 A5 4.22% 8/15/61	145,000	150,112
Benchmark Mortgage Trust
Series 2018-B2 A5 3.88% 2/15/51	195,000	199,064
Series 2018-B5 A4 4.21% 7/15/51	200,000	207,716
CD Mortgage Trust
Series 2017-CD3 A4 3.63% 2/10/50	400,000	400,568
Series 2017-CD6 A5 3.46% 11/13/50	380,000	373,811
Citigroup Commercial Mortgage Trust
Series 2012-GC8 A4 3.02% 9/10/45	1,250,000	1,244,550
Series 2013-GC11 AS 3.42% 4/10/46	770,000	762,632
Series 2013-GC15 A3 4.10% 9/10/46	737,758	761,800
•Series 2015-GC33 B 4.57% 9/10/58	500,000	513,319
COMM Mortgage Trust
Series 2013-LC6 AM 3.28% 1/10/46	1,000,000	994,156
Series 2014-CR17 A5 3.98% 5/10/47	1,365,000	1,404,886
Series 2014-UBS3 A4 3.82% 6/10/47	1,500,000	1,530,567
Series 2015-CR26 A3 3.36% 10/10/48	1,000,000	992,239
♦Commercial Mortgage Pass Through Certificates Series 2014-CR14 A3 3.96% 2/10/47	545,000	560,689

LVIP SSGA Bond Index Fund–59

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•Csail Commercial Mortgage Trust Series 2017-CX10 A5 3.46% 11/15/50	500,000	$ 489,705
CSAIL Commercial Mortgage Trust Series 2015-C3 A4 3.72% 8/15/48	1,000,000	1,009,715
GS Mortgage Securities Series 2015-GC28 A5 3.40% 2/10/48	1,500,000	1,491,587
GS Mortgage Securities Trust Series 2013-GC12 A3 2.86% 6/10/46	1,500,000	1,479,650
JPM - BB Commercial Mortgage Series 2016-C1 A5 3.58% 3/15/49	500,000	500,443
•JPM-BB Commercial Mortgage Securities Trust Series 2013-C14 AS 4.41% 8/15/46	1,475,000	1,516,288
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C10 ASB 2.70% 12/15/47	801,520	791,316
Series 2016-JP2 B 3.46% 8/15/49	1,163,000	1,104,777
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9 A4 3.10% 5/15/46	725,000	718,391
Series 2015-C24 A4 3.73% 5/15/48	1,250,000	1,263,856
Series 2015-C25 ASB 3.38% 10/15/48	800,000	805,430
Morgan Stanley Capital I Series 2017-HR2 A4 3.59% 12/15/50	500,000	493,589
Morgan Stanley Capital I Trust Series 2015-MS1 A3 3.51% 5/15/48	500,000	500,282
UBS Commercial Mortgage Trust
Series 2017-C4 A4 3.56% 10/15/50	580,000	573,793
Series 2017-C7 A4 3.68% 12/15/50	350,000	349,019
Series 2018-C8 A4 3.98% 2/15/51	200,000	203,867
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 A4 3.53% 5/10/63	1,000,000	1,010,982
Wells Fargo Commercial Mortgage Trust
•Series 2013-LC12 B 4.29% 7/15/46	400,000	405,529
Series 2015-C30 A3 3.41% 9/15/58	500,000	496,975
Series 2015-C30 A4 3.66% 9/15/58	1,000,000	1,007,153
Series 2015-LC20 A2 2.68% 4/15/50	600,000	596,441
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust (continued)
Series 2015-P2 A4 3.81% 12/15/48	665,000	$ 679,146
Series 2016-C34 A2 2.60% 6/15/49	600,000	589,991
Series 2017-C41 A4 3.47% 11/15/50	350,000	342,928
WFRBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	934,711	927,235
•Series 2013-C15 C 4.47% 8/15/46	1,000,000	1,015,583
Series 2014-C22 A5 3.75% 9/15/57	1,000,000	1,015,687
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $33,334,183)		32,454,686
REGIONAL BONDS–0.28%
Canada—0.27%
Province of Alberta Canada
2.20% 7/26/22	500,000	489,052
3.30% 3/15/28	400,000	404,508
3.35% 11/1/23	200,000	203,785
Province of British Columbia Canada
2.00% 10/23/22	150,000	146,171
6.50% 1/15/26	100,000	120,937
7.25% 9/1/36	100,000	150,720
Province of Manitoba Canada 2.10% 9/6/22	63,000	61,270
Province of New Brunswick Canada 3.63% 2/24/28	150,000	154,301
Province of Ontario Canada
1.88% 5/21/20	500,000	494,421
2.20% 10/3/22	500,000	488,420
2.40% 2/8/22	750,000	740,031
2.45% 6/29/22	150,000	147,875
2.55% 2/12/21	1,050,000	1,046,349
4.40% 4/14/20	400,000	408,575
Province of Quebec Canada
2.50% 4/20/26	1,000,000	968,634
2.63% 2/13/23	350,000	347,184
2.75% 4/12/27	300,000	292,042
3.50% 7/29/20	300,000	303,889
7.50% 7/15/23	200,000	237,100
7.50% 9/15/29	175,000	243,112
Province of Saskatchewan Canada 8.50% 7/15/22	100,000	117,836
		7,566,212

LVIP SSGA Bond Index Fund–60

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
REGIONAL BONDS (continued)
Japan—0.01%
Japan Finance Organization for Municipalities 4.00% 1/13/21	100,000	$ 102,305
		102,305
Total Regional Bonds (Cost $7,643,753)		7,668,517
ΔSOVEREIGN BONDS–1.35%
Canada—0.06%
Canada Government International Bond 2.00% 11/15/22	290,000	283,644
Export Development Canada
1.50% 5/26/21	200,000	194,952
1.75% 7/21/20	500,000	493,500
2.50% 1/24/23	800,000	794,306
		1,766,402
Chile—0.04%
Chile Government International Bond
2.25% 10/30/22	100,000	96,390
3.13% 1/21/26	826,000	799,126
3.24% 2/6/28	350,000	336,700
		1,232,216
Colombia—0.10%
Colombia Government International Bond
2.63% 3/15/23	700,000	658,612
3.88% 4/25/27	350,000	334,687
4.00% 2/26/24	250,000	247,813
5.00% 6/15/45	500,000	477,250
6.13% 1/18/41	200,000	216,500
7.38% 9/18/37	500,000	606,625
8.13% 5/21/24	250,000	292,188
		2,833,675
Hungary—0.06%
Hungary Government International Bond
5.38% 3/25/24	700,000	750,848
7.63% 3/29/41	700,000	983,587
		1,734,435
Indonesia—0.03%
Indonesia Government International Bond
4.10% 4/24/28	300,000	292,249
4.75% 2/11/29	200,000	203,535
5.35% 2/11/49	200,000	206,524
		702,308
Iraq—0.02%
Iraq Government AID Bond 2.15% 1/18/22	695,000	685,041
		685,041
	PrincipalAmount°	Value(U.S. $)
ΔSOVEREIGN BONDS (continued)
Israel—0.04%
Israel Government AID Bond 5.50% 4/26/24	200,000	$ 227,561
Israel Government International Bond
2.88% 3/16/26	200,000	192,940
3.15% 6/30/23	200,000	199,700
3.25% 1/17/28	200,000	196,422
4.00% 6/30/22	150,000	153,893
4.50% 1/30/43	200,000	207,228
		1,177,744
Italy—0.04%
Republic of Italy Government International Bond
5.38% 6/15/33	800,000	843,890
6.88% 9/27/23	350,000	382,970
		1,226,860
Japan—0.18%
Japan Bank for International Cooperation
1.88% 4/20/21	300,000	293,936
2.00% 11/4/21	200,000	195,416
2.13% 6/1/20	200,000	198,180
2.13% 7/21/20	200,000	198,056
2.13% 11/16/20	200,000	197,495
2.25% 11/4/26	200,000	188,515
2.38% 7/21/22	300,000	294,990
2.38% 11/16/22	200,000	196,430
2.38% 4/20/26	300,000	287,147
2.50% 6/1/22	200,000	197,242
2.50% 5/28/25	700,000	680,357
2.75% 11/16/27	200,000	193,558
2.88% 6/1/27	350,000	342,572
2.88% 7/21/27	200,000	195,787
3.13% 7/20/21	200,000	201,644
3.25% 7/20/23	200,000	202,780
3.25% 7/20/28	300,000	300,897
3.38% 7/31/23	200,000	203,692
Japan International Cooperation Agency
2.13% 10/20/26	200,000	186,679
3.38% 6/12/28	200,000	203,142
		4,958,515
Mexico—0.21%
Mexico Government International Bond
3.50% 1/21/21	420,000	418,666
3.63% 3/15/22	868,000	859,685
3.75% 1/11/28	200,000	187,552
4.00% 10/2/23	550,000	548,138
4.13% 1/21/26	285,000	279,478
4.15% 3/28/27	370,000	358,312
4.35% 1/15/47	200,000	172,150
4.60% 2/10/48	200,000	178,125
4.75% 3/8/44	1,000,000	911,500
5.75% 10/12/10	800,000	755,000
6.05% 1/11/40	475,000	503,975

LVIP SSGA Bond Index Fund–61

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico (continued)
Mexico Government International Bond (continued)
6.75% 9/27/34	500,000	$ 571,425
		5,744,006
Panama—0.07%
Panama Government International Bond
3.88% 3/17/28	300,000	296,250
4.50% 4/16/50	200,000	192,000
5.20% 1/30/20	800,000	817,908
6.70% 1/26/36	200,000	245,000
7.13% 1/29/26	100,000	118,556
8.88% 9/30/27	100,000	133,000
9.38% 4/1/29	100,000	140,000
		1,942,714
Peru—0.05%
Peruvian Government International Bond
4.13% 8/25/27	350,000	362,250
5.63% 11/18/50	100,000	117,650
6.55% 3/14/37	500,000	633,750
7.35% 7/21/25	100,000	121,750
8.75% 11/21/33	200,000	295,000
		1,530,400
Philippines—0.12%
Philippine Government International Bond
3.00% 2/1/28	200,000	189,488
3.70% 2/2/42	200,000	190,002
3.95% 1/20/40	500,000	491,062
5.00% 1/13/37	500,000	556,411
7.75% 1/14/31	1,000,000	1,349,835
9.50% 2/2/30	300,000	442,321
		3,219,119
Poland—0.07%
Republic of Poland Government International Bond
3.00% 3/17/23	250,000	247,120
3.25% 4/6/26	400,000	392,386
5.00% 3/23/22	500,000	526,773
5.13% 4/21/21	700,000	731,203
		1,897,482
Republic of Korea—0.10%
Export-Import Bank of Korea
2.13% 1/25/20	200,000	198,187
2.75% 1/25/22	200,000	196,896
2.88% 1/21/25	500,000	478,091
3.25% 11/10/25	200,000	194,452
3.50% 11/27/21	200,000	201,558
3.63% 11/27/23	300,000	301,590
4.00% 1/29/21	100,000	101,651
5.00% 4/11/22	250,000	263,030
5.13% 6/29/20	100,000	103,091
	PrincipalAmount°	Value(U.S. $)
ΔSOVEREIGN BONDS (continued)
Republic of Korea (continued)
Korea International Bond
2.75% 1/19/27	500,000	$ 480,437
3.88% 9/11/23	200,000	206,077
		2,725,060
Sweden—0.06%
Svensk Exportkredit AB
1.88% 6/23/20	400,000	395,338
2.75% 10/7/20	475,000	475,622
2.88% 3/14/23	500,000	503,345
Swedish Export Credit 3.13% 11/8/21	200,000	202,355
		1,576,660
Ukraine—0.03%
Ukraine Government AID Bonds 1.85% 5/29/20	753,000	747,805
		747,805
Uruguay—0.07%
Uruguay Government International Bond
4.38% 10/27/27	300,000	301,046
5.10% 6/18/50	1,000,000	985,250
7.63% 3/21/36	250,000	327,175
8.00% 11/18/22	200,000	225,562
		1,839,033
Total Sovereign Bonds (Cost $37,997,493)		37,539,475
SUPRANATIONAL BANKS–1.51%
African Development Bank
1.88% 3/16/20	500,000	494,644
2.13% 11/16/22	350,000	343,620
3.00% 12/6/21	440,000	444,401
Andina de Fomento 3.75% 11/23/23	220,000	223,946
Asian Development Bank
1.38% 3/23/20	200,000	197,031
1.63% 3/16/21	400,000	392,260
1.75% 1/10/20	1,000,000	991,700
1.75% 8/14/26	100,000	93,039
1.88% 2/18/22	600,000	587,206
2.00% 4/24/26	600,000	569,026
2.38% 8/10/27	250,000	241,392
2.50% 11/2/27	2,000,000	1,944,857
2.63% 1/12/27	1,000,000	986,865
2.75% 3/17/23	725,000	727,792
2.88% 11/27/20	135,000	135,679
Corp. Andina de Fomento
2.20% 7/18/20	300,000	295,623
4.38% 6/15/22	250,000	259,362
Council Of Europe Development Bank
1.88% 1/27/20	450,000	446,612
2.63% 2/13/23	90,000	89,802

LVIP SSGA Bond Index Fund–62

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
SUPRANATIONAL BANKS (continued)
European Bank for Reconstruction & Development
1.50% 3/16/20	250,000	$ 246,800
1.88% 2/23/22	400,000	390,419
2.00% 2/1/21	1,000,000	988,463
2.75% 4/26/21	250,000	250,920
2.75% 3/7/23	700,000	702,178
European Investment Bank
1.63% 3/16/20	1,500,000	1,483,009
1.63% 6/15/21	600,000	586,076
2.00% 3/15/21	800,000	790,390
2.25% 8/15/22	1,000,000	987,439
2.38% 5/13/21	500,000	497,526
2.38% 6/15/22	1,000,000	988,644
2.50% 4/15/21	1,500,000	1,497,541
2.50% 3/15/23	955,000	948,611
2.88% 9/15/20	350,000	350,606
2.88% 12/15/21	375,000	377,980
2.88% 8/15/23	500,000	504,055
3.25% 1/29/24	1,400,000	1,435,635
4.00% 2/16/21	400,000	410,590
4.88% 2/15/36	700,000	858,602
FMS Wertmanagement
1.38% 6/8/21	500,000	485,607
2.00% 8/1/22	400,000	391,048
2.75% 3/6/23	250,000	250,451
Inter-American Development Bank
1.25% 9/14/21	700,000	676,493
1.38% 7/15/20	1,250,000	1,227,324
1.63% 5/12/20	600,000	592,425
1.88% 3/15/21	500,000	492,727
2.00% 6/2/26	250,000	237,468
2.13% 11/9/20	400,000	396,374
2.63% 4/19/21	310,000	310,410
3.00% 10/4/23	500,000	507,746
3.00% 2/21/24	400,000	405,975
3.20% 8/7/42	100,000	98,265
3.88% 2/14/20	200,000	202,771
3.88% 10/28/41	100,000	110,173
4.38% 1/24/44	56,000	66,353
International Bank for Reconstruction & Development
1.38% 3/30/20	500,000	492,705
1.38% 5/24/21	300,000	291,844
1.38% 9/20/21	300,000	290,536
1.63% 3/9/21	1,000,000	980,534
1.63% 2/10/22	600,000	581,942
1.88% 4/21/20	1,000,000	990,933
2.13% 11/1/20	1,000,000	991,665
2.13% 12/13/21	500,000	493,844
2.13% 2/13/23	100,000	98,062
2.50% 11/25/24	900,000	891,447
2.50% 7/29/25	1,200,000	1,182,036
2.50% 11/22/27	350,000	341,325
2.75% 7/23/21	500,000	502,218
3.13% 11/20/25	450,000	463,696
4.75% 2/15/35	50,000	60,186
	PrincipalAmount°	Value(U.S. $)
SUPRANATIONAL BANKS (continued)
International Bank for Reconstruction & Development (continued)
7.63% 1/19/23	100,000	$ 118,771
International Finance
1.13% 7/20/21	200,000	192,930
1.63% 7/16/20	700,000	689,907
1.75% 3/30/20	500,000	494,623
2.25% 1/25/21	300,000	298,120
2.88% 7/31/23	160,000	161,419
Nordic Investment Bank
1.63% 11/20/20	200,000	196,409
2.25% 2/1/21	200,000	198,647
2.25% 9/30/21	200,000	198,078
2.50% 4/28/20	400,000	399,357
2.88% 7/19/23	200,000	201,853
Total Supranational Banks (Cost $42,332,267)		42,015,038
U.S. TREASURY OBLIGATIONS–38.34%
U.S. Treasury Bonds
2.25% 8/15/46	1,900,000	1,624,426
2.50% 2/15/45	12,900,000	11,694,908
2.50% 2/15/46	6,350,000	5,734,844
2.50% 5/15/46	7,200,000	6,495,609
2.75% 8/15/42	2,600,000	2,490,160
2.75% 11/15/42	3,500,000	3,348,037
2.75% 8/15/47	4,200,000	3,979,008
2.75% 11/15/47	9,500,000	8,992,344
2.88% 5/15/43	13,500,000	13,184,912
2.88% 8/15/45	1,200,000	1,169,156
3.00% 5/15/42	2,850,000	2,854,453
3.00% 11/15/45	8,100,000	8,085,920
3.00% 2/15/47	7,700,000	7,680,900
3.00% 5/15/47	5,700,000	5,677,289
3.00% 2/15/48	5,000,000	4,974,902
3.00% 8/15/48	11,000,000	10,951,231
3.13% 11/15/41	4,000,000	4,097,422
3.13% 2/15/42	3,050,000	3,123,629
3.13% 8/15/44	21,000,000	21,443,789
3.13% 5/15/48	4,000,000	4,077,109
3.50% 2/15/39	2,650,000	2,899,939
3.63% 8/15/43	5,000,000	5,536,231
3.63% 2/15/44	3,000,000	3,324,199
3.75% 8/15/41	3,850,000	4,345,312
3.88% 8/15/40	3,750,000	4,308,032
4.38% 5/15/40	2,500,000	3,070,215
4.38% 5/15/41	2,750,000	3,386,152
4.50% 8/15/39	3,350,000	4,176,442
4.63% 2/15/40	4,100,000	5,198,432
4.75% 2/15/41	3,750,000	4,847,827
5.00% 5/15/37	1,000,000	1,313,027
5.25% 11/15/28	500,000	609,180
5.38% 2/15/31	500,000	635,459
5.50% 8/15/28	500,000	617,832
6.00% 2/15/26	750,000	915,337
6.13% 11/15/27	800,000	1,016,734

LVIP SSGA Bond Index Fund–63

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
6.13% 8/15/29	300,000	$ 393,656
6.25% 8/15/23	1,600,000	1,859,531
6.63% 2/15/27	750,000	968,657
6.75% 8/15/26	500,000	642,998
6.88% 8/15/25	1,000,000	1,259,824
7.13% 2/15/23	1,000,000	1,179,746
7.25% 8/15/22	500,000	581,943
7.50% 11/15/24	500,000	633,945
7.63% 11/15/22	500,000	594,014
7.63% 2/15/25	500,000	642,402
7.88% 2/15/21	750,000	832,983
8.00% 11/15/21	1,700,000	1,958,354
8.13% 5/15/21	500,000	564,287
8.13% 8/15/21	700,000	799,791
8.50% 2/15/20	150,000	159,691
8.75% 5/15/20	900,000	974,408
8.75% 8/15/20	800,000	878,344
U.S. Treasury Notes
1.13% 4/30/20	17,000,000	16,682,246
1.13% 6/30/21	7,000,000	6,776,738
1.13% 8/31/21	12,000,000	11,585,625
1.25% 3/31/21	10,000,000	9,736,523
1.38% 3/31/20	18,000,000	17,737,734
1.38% 8/31/20	15,000,000	14,720,508
1.38% 1/31/21	14,000,000	13,681,992
1.38% 6/30/23	9,400,000	8,952,215
1.50% 5/31/20	7,000,000	6,898,145
1.50% 8/15/20	7,000,000	6,886,797
1.50% 2/28/23	12,000,000	11,531,719
1.50% 3/31/23	4,500,000	4,320,791
1.50% 8/15/26	11,000,000	10,147,935
1.63% 3/15/20	1,500,000	1,483,389
1.63% 11/30/20	11,000,000	10,821,250
1.63% 8/31/22	9,000,000	8,732,109
1.63% 11/15/22	16,750,000	16,220,347
1.63% 5/31/23	16,000,000	15,418,750
1.63% 10/31/23	18,000,000	17,281,055
1.63% 2/15/26	11,000,000	10,300,039
1.63% 5/15/26	6,500,000	6,071,660
1.75% 11/15/20	11,500,000	11,341,650
1.75% 12/31/20	8,000,000	7,887,656
1.75% 5/15/22	9,000,000	8,791,348
1.75% 5/15/23	25,000,000	24,232,422
1.88% 12/15/20	8,000,000	7,906,406
1.88% 2/28/22	4,000,000	3,928,359
1.88% 3/31/22	15,000,000	14,722,266
2.00% 9/30/20	14,000,000	13,879,414
2.00% 8/31/21	5,000,000	4,939,063
2.00% 11/15/21	4,700,000	4,640,699
2.00% 2/15/22	8,000,000	7,889,375
2.00% 2/15/23	14,150,000	13,878,331
2.00% 4/30/24	8,000,000	7,790,938
2.00% 5/31/24	10,000,000	9,732,227
2.00% 2/15/25	11,000,000	10,644,219
	PrincipalAmount°	Value(U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.00% 11/15/26	5,000,000	$ 4,774,414
2.13% 8/31/20	19,000,000	18,877,910
2.13% 8/15/21	7,500,000	7,433,643
2.13% 12/31/22	3,000,000	2,958,457
2.13% 11/30/23	22,000,000	21,608,125
2.13% 2/29/24	12,000,000	11,772,656
2.13% 9/30/24	7,000,000	6,842,227
2.13% 11/30/24	9,000,000	8,786,953
2.25% 2/15/21	15,000,000	14,922,070
2.25% 3/31/21	7,700,000	7,662,102
2.25% 4/30/21	10,000,000	9,955,469
2.25% 12/31/24	10,000,000	9,827,539
2.25% 2/15/27	16,000,000	15,541,250
2.25% 8/15/27	9,000,000	8,712,422
2.25% 11/15/27	11,500,000	11,112,100
2.38% 4/30/20	30,000,000	29,924,414
2.38% 3/15/21	20,000,000	19,951,172
2.38% 8/15/24	35,000,000	34,689,648
2.38% 5/15/27	9,500,000	9,303,877
2.50% 5/31/20	20,000,000	19,984,766
2.50% 6/30/20	3,000,000	2,998,066
2.50% 8/15/23	18,250,000	18,250,713
2.63% 7/31/20	20,000,000	20,026,953
2.63% 8/15/20	6,000,000	6,009,844
2.63% 8/31/20	30,000,000	30,044,531
2.63% 11/15/20	6,500,000	6,513,584
2.63% 3/31/25	10,000,000	10,031,836
2.63% 12/31/25	2,000,000	2,004,922
2.75% 9/15/21	8,000,000	8,056,875
2.75% 8/31/23	8,000,000	8,091,094
2.75% 11/15/23	5,000,000	5,056,348
2.75% 2/15/24	26,000,000	26,286,406
2.75% 2/28/25	5,000,000	5,051,855
2.75% 6/30/25	5,000,000	5,051,465
2.75% 2/15/28	16,000,000	16,086,563
2.88% 11/30/25	7,000,000	7,126,875
2.88% 5/15/28	10,000,000	10,155,664
2.88% 8/15/28	15,000,000	15,234,961
3.13% 5/15/21	3,500,000	3,553,047
3.50% 5/15/20	4,000,000	4,050,313
3.63% 2/15/21	9,000,000	9,211,113
Total U.S. Treasury Obligations (Cost $1,069,700,824)		1,064,531,154

	Number of Shares
MONEY MARKET FUND–0.48%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	13,330,834	13,330,834
Total Money Market Fund (Cost $13,330,834)		13,330,834

LVIP SSGA Bond Index Fund–64

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.88% (Cost $2,804,533,242)	$2,773,069,885

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	3,308,986
NET ASSETS APPLICABLE TO 255,126,250 SHARES OUTSTANDING–100.00%	$2,776,378,871
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($1,833,230,111 / 168,481,349 Shares)	$10.881
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($943,148,760 / 86,644,901 Shares)	$10.885
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$2,820,320,941
Distributable earnings/(accumulated loss)	(43,942,070)
TOTAL NET ASSETS	$2,776,378,871

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2018.
✱ Considered an affiliated company. See Note 2 in “Notes to Financial Statements.”
Δ Securities have been classified by country of origin.
★	Includes $47,330,748 payable for securities purchased, $4,015,832 payable for fund shares redeemed, $242,155 other accrued expenses payable and $930,411 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
AID–Agency for International Development
BB–Barclays Bank
BNP–BNP Paribas
CA–Credit Agricole
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM–JPMorgan
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
NATL–Insured by the National Public Finance Guarantee Corporation
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–65

LVIP SSGA Bond Index Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest from unaffiliated investments	$ 83,756,710
Dividends	485,863
Interest from affiliated investment	20,000
84,262,573
EXPENSES:
Management fees	11,840,465
Distribution fees-Service Class	2,493,773
Shareholder servicing fees	858,434
Accounting and administration expenses	721,010
Pricing fees	201,085
Reports and statements to shareholders	180,785
Professional fees	104,822
Trustees’ fees and expenses	97,096
Custodian fees	29,610
Consulting fees	3,555
Other	31,226
16,561,861
Less:
Management fees waived	(3,689,377)
Total operating expenses	12,872,484
NET INVESTMENT INCOME	71,390,089
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(7,867,100)
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(12,571)
Unaffiliated investments	(80,401,049)
Net change in unrealized appreciation (depreciation)	(80,413,620)
NET REALIZED AND UNREALIZED LOSS	(88,280,720)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,890,631)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 71,390,089	$ 65,276,707
Net realized gain (loss)	(7,867,100)	5,227,830
Net change in unrealized appreciation (depreciation)	(80,413,620)	20,837,955
Net increase (decrease) in net assets resulting from operations	(16,890,631)	91,342,492
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(51,002,653)	(49,288,232)
Service Class	(24,176,734)	(22,981,071)
	(75,179,387)	(72,269,303)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	228,044,964	346,655,149
Service Class	90,577,601	116,683,034
Reinvestment of dividends and distributions:
Standard Class	51,002,653	49,288,232
Service Class	24,176,734	22,981,071
	393,801,952	535,607,486
Cost of shares redeemed:
Standard Class	(416,637,154)	(300,386,491)
Service Class	(186,869,790)	(124,916,231)
	(603,506,944)	(425,302,722)
Increase (decrease) in net assets derived from capital share transactions	(209,704,992)	110,304,764
NET INCREASE (DECREASE) IN NET ASSETS	(301,775,010)	129,377,953
NET ASSETS:
Beginning of year	3,078,153,881	2,948,775,928
End of year	$2,776,378,871	$3,078,153,881
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (49,288,232)
Service Class		(22,981,071)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–66

LVIP SSGA Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.231	$ 11.156	$ 11.163	$ 11.425	$ 11.012
Income (loss) from investment operations:
Net investment income[1]	0.275	0.258	0.249	0.246	0.248
Net realized and unrealized gain (loss)	(0.315)	0.097	0.005	(0.217)	0.385
Total from investment operations	(0.040)	0.355	0.254	0.029	0.633
Less dividends and distributions from:
Net investment income	(0.310)	(0.280)	(0.261)	(0.291)	(0.214)
Net realized gain	—	—	—	—	(0.006)
Total dividends and distributions	(0.310)	(0.280)	(0.261)	(0.291)	(0.220)
Net asset value, end of period	$ 10.881	$ 11.231	$ 11.156	$ 11.163	$ 11.425
Total return[2]	(0.32%)	3.18%	2.28%	0.25%	5.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,833,230	$2,031,198	$1,923,620	$1,796,385	$1,434,764
Ratio of expenses to average net assets	0.35%	0.34%	0.32%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.48%	0.46%	0.44%	0.45%	0.45%
Ratio of net investment income to average net assets	2.50%	2.27%	2.16%	2.15%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.38%	2.15%	2.04%	2.03%	2.06%
Portfolio turnover	43%	49%	56%	76%	63%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–67

LVIP SSGA Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.234	$ 11.160	$ 11.165	$ 11.427	$ 11.015
Income (loss) from investment operations:
Net investment income[1]	0.247	0.229	0.220	0.218	0.219
Net realized and unrealized gain (loss)	(0.315)	0.097	0.007	(0.218)	0.385
Total from investment operations	(0.068)	0.326	0.227	—	0.604
Less dividends and distributions from:
Net investment income	(0.281)	(0.252)	(0.232)	(0.262)	0.186
Net realized gain	—	—	—	—	(0.006)
Total dividends and distributions	(0.281)	(0.252)	(0.232)	(0.262)	(0.192)
Net asset value, end of period	$ 10.885	$ 11.234	$ 11.160	$ 11.165	$ 11.427
Total return[2]	(0.58%)	2.92%	2.04%	—	5.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$943,149	$1,046,956	$1,025,156	$979,419	$1,026,096
Ratio of expenses to average net assets	0.60%	0.59%	0.57%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.71%	0.69%	0.70%	0.70%
Ratio of net investment income to average net assets	2.25%	2.02%	1.91%	1.90%	1.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.13%	1.90%	1.79%	1.78%	1.81%
Portfolio turnover	43%	49%	56%	76%	63%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–68

LVIP SSGA Bond Index Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.    Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.    Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund
LVIP SSGA Bond Index Fund–69

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.08% of the first $500 million of the Fund’s average daily net assets; 0.122% of the next $1.5 billion; and 0.152% of the Fund’s average daily net assets in excess of $2 billion.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc.(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$169,637
Legal	33,562
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in "Accounting and administration expenses" on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $136,996 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$659,281
Distribution fees payable to LFD	201,333
Printing and mailing fees payable to Lincoln Life	748
Shareholder servicing fees payable to Lincoln Life	69,049
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
The Fund has an investment in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
LVIP SSGA Bond Index Fund–70

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Principal Amount[1] 12/31/18	Interest Income
Corporate Bond-0.02%@
Insurance-0.02% @
Lincoln National 4.00% 9/1/23	$522,618	$—	$—	$—	$(12,571)	$510,251	500,000	$20,000

[1]	Principal amount shown is stated in U.S dollars unless noted that the security is denominated in another currency.
@	As a percentage of Net Assets as of December 31, 2018.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 192,183,373
Purchases of U.S. government securities	1,084,301,132
Sales other than U.S. government securities	259,716,328
Sales of U.S. government securities	1,215,049,072
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$2,805,170,235
Aggregate unrealized appreciation of investments	$ 26,929,099
Aggregate unrealized depreciation of investments	(59,029,449)
Net unrealized depreciation of investments	$ (32,100,350)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Bond Index Fund–71

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Commercial Mortgage-Backed Securities	$ —	$ 22,344,862	$—	$ 22,344,862
Agency Mortgage-Backed Securities	—	768,320,602	—	768,320,602
Agency Obligations	—	37,627,638	—	37,627,638
Corporate Bonds	—	715,809,459	—	715,809,459
Municipal Bonds	—	18,960,889	—	18,960,889
Non-Agency Asset-Backed Securities	—	12,466,731	—	12,466,731
Non-Agency Commercial Mortgage-Backed Securities	—	32,454,686	—	32,454,686
Regional Bonds	—	7,668,517	—	7,668,517
Sovereign Bonds	—	37,539,475	—	37,539,475
Supranational Banks	—	42,015,038	—	42,015,038
U.S. Treasury Obligations	—	1,064,531,154	—	1,064,531,154
Money Market Fund	13,330,834	—	—	13,330,834
Total Investments	$13,330,834	$2,759,739,051	$—	$2,773,069,885
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$75,179,387	$72,269,303
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 3,628,434
Capital loss carryforward	(15,470,155)
Net unrealized depreciation	(32,100,349)
Distributable earnings/(accumulated loss)	$(43,942,070)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$6,869,560	$8,600,595	$15,470,155
LVIP SSGA Bond Index Fund–72

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	20,712,191	30,535,478
Service Class	8,231,723	10,304,143
Shares reinvested:
Standard Class	4,731,473	4,376,391
Service Class	2,241,862	2,039,668
	35,917,249	47,255,680
Shares redeemed:
Standard Class	(37,816,241)	(26,480,190)
Service Class	(17,024,168)	(11,011,395)
	(54,840,409)	(37,491,585)
Net increase (decrease)	(18,923,160)	9,764,095
7.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to
LVIP SSGA Bond Index Fund–73

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 9. Recent Regulatory Reporting Updates (continued)
require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and, management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Bond Index Fund–74

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 1, 2019
LVIP SSGA Bond Index Fund–75

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
LVIP SSGA Bond Index Fund–76

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Bond Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Bloomberg Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one year period, same as the return of the Morningstar peer group median and below the benchmark index for the three year period and within range of the Morningstar peer group median and below the benchmark index for the five year period. The Board considered LIAC’s view that underperformance as compared to the benchmark index was primarily attributable to tracking error attributable to cash and fees. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule compared to the fees charged by SSGA to other sub-advised funds and clients with investment objectives similar to the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA Bond Index Fund–77

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn‐Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson‐Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA Bond Index Fund–78

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA Bond Index Fund–79

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA Bond Index Fund–80

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Bond Index Fund–81

LVIP SSGA Emerging Markets Equity Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA Emerging Markets Equity Index Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Emerging Markets Equity Index Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc
The Fund returned 0.86% (Standard Class shares with distributions reinvested) for the period November 1, 2018* to December 31, 2018, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned 1.35%.
The fourth quarter is often seen as a salubrious season – as bountiful in its holidays as it is in its investment returns. That the market might think to do other than deliver on this year-end phenomenon of plenty could be viewed as sacrilege in some corners. But the favorable patterns were violated, and in a not insignificant manner. Just about any asset class exuding a hint of credit risk or sensitivity to economic growth suffered during the fourth quarter. Some fell so severely that corrections were quickly usurped by bear markets. Of the hardest hit assets, US small cap equities declined 20% as investors shed exposure to higher beta assets while oil fell more than 30% on signs of abundant supply and high profile forecasts of weaker demand. Government bonds afforded some protection, but given the severity of the equity market deterioration their performance was somewhat disappointing. While disappointing, the results in fixed income were not necessarily surprising since concerns over higher interest rates fueled some of the overall volatility that coursed through financial markets over the period. Extending the window to the entirety of 2018, it has been noted that a record number of asset classes registered negative returns for the year – an abrupt about-face from the more rewarding, and increasingly distant, returns garnered in 2017.
Those looking for culprits responsible for the heightened volatility could do worse than to point to uncertainty associated with erratic policy decisions and pronouncements. Early in the quarter, Federal Reserve Chair Jerome Powell created cumbersome conditions with an off-hand comment that interest rates might be a long way from neutral. But the suggestion in November that those same short term interest rates could be “just below” a neutral rate sent stocks soaring. In oil markets, concerns over sanctions on Iranian oil exports had supported the commodity leading up to the fourth quarter, but temporary waivers from the United States served as one catalyst for a meaningful re-think on an equilibrium price for oil. Italy’s skirmish with the European Commission appeared to be as deadlocked as the World Chess Championship held in London, although it appears that the two entities may have finally reached a tentative compromise. Prime Minister Theresa May could only hope for a stalemate lasting a mere three weeks for her Brexit deal as it was swiftly met with cabinet resignations, a postponed vote in Parliament as well as a leadership contest initiated by her own party. And so as not to ignore an important and recurrent policy driver for 2018, trade relations between the United States and China looked to be on the mend following the G-20 summit in Buenos Aires, but the sequentially suspicious arrest of Huawei’s chief financial officer in Canada made investors question the durability of potential trade progress yet again. All in, global equity markets delivered their worst quarterly performance since the fall of 2011 when the Eurozone banking crisis was in full force and the United States contended with a debt ceiling debate and a credit rating downgrade.
Emerging markets demonstrated a degree of resilience during the final quarter of 2018 as MSCI Emerging Markets fell by 7.5% - a large loss in absolute terms but better than what was achieved across developed markets. Top performers within emerging markets included MSCI Brazil (+13.4%) and MSCI Indonesia (+9.7%). Brazilian equities had been rallying since mid-September in the run up to their October Presidential elections. The proximate cause of the bounce in the Bovespa and rejuvenation in the real was an increasing likelihood that Jair Bolsonaro would become the next Brazilian president. While he has been a controversial figure on the social policy front, capital markets honed in on expectations surrounding economic policies that might reduce government spending and privatize state assets. His victory in the second round run-off election at the end of October helped Brazil buck the global equity sell-off and deliver firmly positive results. Solid domestic demand and economic growth supported Indonesian equities and a November interest rate hike from Bank Indonesia also helped the rupiah recoup losses from earlier in the year. In China, various efforts emerged to prop up the economy but signs of slower growth weighed on the market and MSCI China declined 10.7% on the quarter. China dropped sharply during October’s volatility despite a raft of policy support efforts including a reduction in the required reserve ratio for banks, a reduction in personal income taxes as well as verbal intervention from Chinese President Xi Xinping promising “unwavering” support for the private sector. There were some signs of a bounce in November as industrial production and fixed asset investment rebounded but industrial production fell back in December alongside weaker retail sales. Mexican equities were one of the weaker EM countries with MSCI Mexico dropping 18.8%. In October, President Andres Manuel Lopez Obrador canceled an airport construction project which led to heightened market uncertainty and a credit outlook downgrade from Fitch. The peso plunged and Mexican equities sold off aggressively as a result.
For the quarter, six out of the eleven sectors provided positive contributions to return. The Fund’s performance had the biggest positive contributions from Communication Services, Financials and Consumer Staples. Conversely, Materials, Energy and Information Technology, were the largest detractors from performance.
On an individual securities’ basis, the largest positive contributors to the performance of the Fund during this period included Tencent Holdings Ltd., Naspers Limited Class N, Housing Development Finance Corporation Limited, Reliance Industries Limited,and Banco Bradesco SA Pfd.
On an individual securities’ basis, the prominent detractors from the performance of the fund during this period included Taiwan Semiconductor Manufacturing Co., Ltd., Grupo Financiero Banorte SAB de CV Class O, Ecopetrol SA, Hon Hai Precision Industry Co., Ltd., and JD.com, Inc. Sponsored ADR Class A

LVIP SSGA Emerging Markets Equity Index Fund–1

LVIP SSGA Emerging Markets Equity Index Fund
2018 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
SSGA Funds Management, Inc:	Thomas Coleman
Michael Feehily
Michael Finocchi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets Equity Index Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,086 for the Standard Class shares and to $10,082 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did from 11/1/18 through 12/31/18. The same $10,000 investment would have increased to $10,135. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/18
Standard Class Shares
Inception (11/1/18)	+ 0.86%
Service Class Shares
Inception (11/1/18)	+ 0.82%
* Date of commencement of operations.
1. The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP SSGA Emerging Markets Equity Index Fund–2

LVIP SSGA Emerging Markets Equity Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18
Actual*
Standard Class Shares	$1,000.00	$1,008.60	0.50%	$0.84
Service Class Shares	1,000.00	1,008.20	0.75%	1.26
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,022.70	0.50%	$2.53
Service Class Shares	1,000.00	1,021.40	0.75%	3.79

*	The Fund commenced operations on November 1, 2018. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the actual since inception).
**	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Emerging Markets Equity Index Fund–3

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Country	Percentage of Net Assets
Common Stock	94.54%
Brazil	4.58%
Chile	0.96%
China	22.01%
Colombia	0.26%
Czech Republic	0.17%
Egypt	0.12%
Greece	0.21%
Hong Kong	7.41%
Hungary	0.33%
India	9.31%
Indonesia	2.30%
Luxembourg	0.05%
Malaysia	2.40%
Mexico	2.76%
Peru	0.42%
Philippines	1.10%
Poland	1.25%
Qatar	1.10%
Republic of Korea	13.03%
Romania	0.06%
Russia	3.57%
South Africa	6.03%
Taiwan	11.29%
Thailand	2.40%
Turkey	0.62%
United Arab Emirates	0.75%
United Kingdom	0.05%
Preferred Stocks	3.87%
Total Investments	98.41%
Receivables and Other Assets Net of Liabilities	1.59%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.18%
Air Freight & Logistics	0.06%
Airlines	0.28%
Auto Components	0.60%
Automobiles	1.99%
Banks	17.00%
Beverages	1.13%
Biotechnology	0.59%
Sector	Percentage of Net Assets
Building Products	0.03%
Capital Markets	1.17%
Chemicals	2.46%
Commercial Services & Supplies	0.14%
Communications Equipment	0.05%
Construction & Engineering	0.79%
Construction Materials	1.12%
Consumer Finance	0.27%
Containers & Packaging	0.06%
Diversified Consumer Services	0.43%
Diversified Financial Services	0.99%
Diversified Telecommunication Services	1.60%
Electric Utilities	1.08%
Electrical Equipment	0.18%
Electronic Equipment, Instruments & Components	2.12%
Energy Equipment & Services	0.09%
Entertainment	0.70%
Equity Real Estate Investment Trusts	0.36%
Food & Staples Retailing	1.78%
Food Products	1.73%
Gas Utilities	0.66%
Health Care Equipment & Supplies	0.11%
Health Care Providers & Services	0.47%
Health Care Technology	0.06%
Hotels, Restaurants & Leisure	0.68%
Household Durables	0.32%
Household Products	0.50%
Independent Power and Renewable Electricity Producers	0.53%
Industrial Conglomerates	1.53%
Insurance	3.84%
Interactive Media & Services	6.52%
Internet & Direct Marketing Retail	4.36%
IT Services	1.82%
Leisure Products	0.08%
Life Sciences Tools & Services	0.26%
Machinery	0.71%
Marine	0.11%
Media	2.14%
Metals & Mining	3.48%
Multiline Retail	0.63%
Multi-Utilities	0.07%
Oil, Gas & Consumable Fuels	7.78%
Paper & Forest Products	0.49%
Personal Products	0.77%
Pharmaceuticals	1.29%
Professional Services	0.03%
Real Estate Management & Development	2.59%
Road & Rail	0.27%

LVIP SSGA Emerging Markets Equity Index Fund–4

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	5.24%
Software	0.06%
Specialty Retail	0.44%
Technology Hardware, Storage & Peripherals	4.80%
Textiles, Apparel & Luxury Goods	0.74%
Thrifts & Mortgage Finance	1.04%
Tobacco	0.67%
Trading Companies & Distributors	0.05%
Transportation Infrastructure	0.95%
Water Utilities	0.27%
Wireless Telecommunication Services	3.07%
Total	98.41%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Tencent Holdings	4.72%
Taiwan Semiconductor Manufacturing	3.69%
Alibaba Group Holding ADR	3.66%
Samsung Electronics	3.46%
Naspers Class N	1.81%
China Construction Bank Class H	1.63%
China Mobile	1.23%
Industrial & Commercial Bank of China Class H	1.02%
Ping An Insurance Group of China Class H	0.95%
Reliance Industries	0.94%
Total	23.11%

ADR–American Depositary Receipt
IT–Information Technology
LVIP SSGA Emerging Markets Equity Index Fund–5

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–94.54%
Brazil–4.58%
Ambev	615,400	$ 2,438,575
Atacadao Distribuicao Comercio e Industria Ltda	50,800	236,986
†B2W Cia Digital	24,500	264,757
B3 SA - Brasil Bolsa Balcao	268,900	1,857,940
Banco Bradesco	131,900	1,149,663
Banco do Brasil	112,500	1,346,779
Banco Santander	54,100	594,927
BB Seguridade Participacoes	92,000	654,979
BR Malls Participacoes	106,300	358,096
†BRF	67,700	382,549
CCR	159,800	460,891
†Centrais Eletricas Brasileiras	27,900	173,842
Cia de Saneamento Basico do Estado de Sao Paulo	43,800	355,432
†Cia Siderurgica Nacional	80,000	181,881
Cielo	156,600	358,929
Cosan	20,900	180,466
Embraer	87,900	491,401
Engie Brasil Energia	26,125	222,217
Equatorial Energia	21,600	414,888
Fibria Celulose	32,800	572,091
Hypera	44,500	346,529
IRB Brasil Resseguros	14,000	301,475
JBS	122,300	365,342
Klabin	90,300	369,855
Kroton Educacional	184,400	421,265
Localiza Rent a Car	64,100	490,474
Lojas Renner	94,100	1,026,603
M Dias Branco	13,000	143,559
Magazine Luiza	9,800	456,779
Multiplan Empreendimentos Imobiliarios	36,200	226,832
Natura Cosmeticos	24,900	288,964
Petrobras Distribuidora	44,800	296,657
Petroleo Brasileiro	388,400	2,538,325
Porto Seguro	12,400	166,943
Raia Drogasil	30,500	449,257
†Rumo	143,600	628,748
Sul America	26,200	193,102
Suzano Papel e Celulose	58,200	572,398
TIM Participacoes	108,500	331,430
Ultrapar Participacoes	47,600	652,505
Vale	413,100	5,415,449
WEG	110,700	500,502
		28,880,282
Chile–0.96%
Aguas Andinas Class A	334,880	184,194
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Chile (continued)
Banco de Chile	3,331,061	$ 475,996
Banco de Credito e Inversiones	6,091	395,695
Banco Santander Chile	8,666,660	645,504
Cencosud	183,330	331,896
Cia Cervecerias Unidas	18,928	243,675
Colbun	1,010,580	203,968
Empresa Nacional de Telecomunicaciones	19,338	150,370
Empresas CMPC	164,619	523,294
Empresas COPEC	51,233	616,590
Enel Americas	3,774,902	667,799
Enel Chile	3,592,632	346,684
Itau CorpBanca	19,686,104	183,784
Latam Airlines Group	38,829	388,864
SACI Falabella	95,929	703,131
		6,061,444
China–22.01%
3SBio	162,500	207,743
†51job ADR	3,200	199,808
†58.com ADR	12,300	666,783
AAC Technologies Holdings	96,500	556,873
Agile Group Holdings	200,000	235,942
Air China Class H	234,000	202,537
†Alibaba Group Holding ADR	168,700	23,123,709
†Alibaba Health Information Technology	462,000	374,226
†Aluminum of China Class H	506,000	161,922
Angang Steel Class H	140,000	96,578
Anhui Conch Cement Class H	162,000	783,395
ANTA Sports Products	141,000	675,017
Autohome ADR	7,700	602,371
AviChina Industry & Technology Class H	267,000	167,726
BAIC Motor Class H	226,000	119,555
†Baidu ADR	36,200	5,741,320
†Baozun ADR	4,700	137,287
BBMG Class H	300,000	94,472
Beijing Capital International Airport Class H	216,000	229,246
Beijing Enterprises Water Group	724,000	369,548
Brilliance China Automotive Holdings	388,000	288,785
BYD Class H	84,500	541,257
BYD Electronic International	86,500	108,599
†CAR	96,000	71,525
LVIP SSGA Emerging Markets Equity Index Fund–6

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Agri-Industries Holdings	269,000	$ 95,809
China Coal Energy Class H	263,000	103,464
China Communications Services Class H	306,000	253,714
China Conch Venture Holdings	213,500	635,699
China Eastern Airlines Class H	180,000	99,842
China Everbright	118,000	209,154
China Everbright Bank Class H	325,000	140,835
China Everbright International	433,000	388,023
China Evergrande Group	341,000	1,018,740
China Hongqiao Group	293,000	166,622
China Huarong Asset Management Class H	1,283,000	234,194
China International Capital Class H	132,800	248,685
China Jinmao Holdings Group	668,000	300,745
China Life Insurance Class H	971,000	2,053,415
†China Literature	23,200	107,546
China Longyuan Power Group Class H	406,000	277,154
China Medical System Holdings	175,000	163,362
China Mengniu Dairy	360,000	1,120,148
China Merchants Bank Class H	509,500	1,860,588
China Molybdenum Class H	480,000	176,762
China National Building Material Class H	496,000	339,393
China Oilfield Services Class H	232,000	199,656
China Oriental Group	156,000	92,984
China Overseas Land & Investment	500,000	1,723,905
China Pacific Insurance Group Class H	345,000	1,114,855
China Power International Development	565,000	128,216
China Railway Construction Class H	252,500	350,714
China Railway Signal & Communication Class H	189,000	132,379
China Reinsurance Group Class H	727,000	148,535
China Resources Beer Holdings	188,000	657,283
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Resources Cement Holdings	314,000	$ 283,145
China Resources Gas Group	114,000	451,732
China Resources Land	362,000	1,392,496
China Resources Pharmaceutical Group	201,500	262,428
China Shenhua Energy Class H	445,000	970,520
China Southern Airlines Class H	234,000	143,479
China Taiping Insurance Holdings	212,600	584,518
China Telecom Class H	1,818,000	931,483
†China Tower Class H	5,200,000	983,326
China Traditional Chinese Medicine Holdings	290,000	168,487
China Travel International Investment Hong Kong	280,000	74,721
China Unicom Hong Kong	802,000	854,456
China Vanke Class H	164,400	556,763
China Zhongwang Holdings	209,600	92,814
Chongqing Rural Commercial Bank Class H	322,000	172,563
CIFI Holdings Group	444,000	235,349
CITIC Securities Class H	300,000	516,764
CNOOC	2,328,000	3,585,871
COSCO SHIPPING Energy Transportation Class H	158,000	78,698
†COSCO SHIPPING Holdings Class H	330,500	124,113
COSCO SHIPPING Ports	216,000	212,353
Country Garden Holdings	993,000	1,205,806
†Country Garden Services Holdings	128,000	202,655
CRRC	547,000	533,459
CSPC Pharmaceutical Group	614,000	881,379
†Ctrip.com International ADR	53,400	1,445,004
Dali Foods Group	263,000	194,032
Datang International Power Generation Class H	392,000	92,198
ENN Energy Holdings	103,200	917,217
Far East Horizon	278,000	280,467
Fosun International	339,000	494,039
Future Land Development Holdings	228,000	155,824

LVIP SSGA Emerging Markets Equity Index Fund–7

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Fuyao Glass Industry Group Class H	64,800	$ 207,468
†GDS Holdings ADR	7,500	173,175
Geely Automobile Holdings	646,000	1,139,275
†Genscript Biotech	124,000	165,987
GF Securities Class H	185,400	251,073
†GOME Retail Holdings	1,381,000	114,496
Greentown China Holdings	111,000	83,475
Greentown Service Group	124,000	94,959
Guangdong Investment	386,000	745,821
Guotai Junan Securities Class H	76,800	154,922
Haitian International Holdings	82,000	157,738
Haitong Securities Class H	427,200	407,894
†HengTen Networks Group	2,868,000	87,216
Hua Hong Semiconductor	62,000	114,643
Huadian Power International Class H	208,000	93,807
Huaneng Power International Class H	542,000	344,029
Huaneng Renewables Class H	612,000	164,481
Huatai Securities Class H	209,200	330,913
Huazhu Group ADR	17,300	495,299
Inner Mongolia Yitai Coal Class B	143,400	169,820
†JD.com ADR	95,400	1,996,722
Jiangsu Expressway Class H	156,000	217,748
Jiangxi Copper Class H	160,000	188,038
Jiayuan International Group	126,000	233,093
Kaisa Group Holdings	272,000	86,772
Kingdee International Software Group	294,000	259,923
Kingsoft	106,000	152,546
Kunlun Energy	426,000	452,618
KWG Group Holdings	161,500	143,092
Legend Holdings Class H	48,900	127,944
Lenovo Group	948,000	640,409
Logan Property Holdings	176,000	219,759
Longfor Group Holdings	195,000	579,951
Luye Pharma Group	147,000	102,313
Maanshan Iron & Steel Class H	240,000	105,884
†Meitu	219,000	61,268
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Metallurgical Corp. of China Class H	368,000	$ 88,346
†MMG	308,000	132,318
†Momo ADR	19,100	453,625
NetEase ADR	10,100	2,377,237
New China Life Insurance Class H	109,100	432,903
†New Oriental Education & Technology Group Sponsored ADR	18,700	1,024,947
Nexteer Automotive Group	112,000	159,636
†Noah Holdings Sponsored ADR	3,600	155,952
People's Insurance Group of China Class H	950,000	381,348
PetroChina Class H	2,756,000	1,710,088
PICC Property & Casualty Class H	904,000	922,410
Ping An Insurance Group of China Class H	679,000	5,990,147
Postal Savings Bank of China Class H	356,000	187,496
†Semiconductor Manufacturing International	401,000	349,615
Shandong Weigao Group Medical Polymer Class H	260,000	210,034
Shanghai Electric Group Class H	342,000	109,393
Shanghai Fosun Pharmaceutical Group Class H	70,500	206,096
Shanghai Industrial Holdings	63,000	127,366
Shanghai Lujiazui Finance & Trade Zone Development Class B	124,100	158,384
Shanghai Pharmaceuticals Holding Class H	111,800	227,013
Shenzhen International Holdings	127,000	244,672
Shenzhen Investment	412,000	136,187
Shenzhou International Group Holdings	98,000	1,113,853
Shui On Land	464,500	103,431
Sihuan Pharmaceutical Holdings Group	485,000	84,702
†SINA	8,500	455,940
Sino-Ocean Group Holding	390,000	171,992
Sinopec Engineering Group Class H	168,500	138,308

LVIP SSGA Emerging Markets Equity Index Fund–8

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Sinopec Shanghai Petrochemical Class H	426,000	$ 186,477
Sinotrans Class H	261,000	113,234
Sinotruk Hong Kong	88,500	133,424
†SOHO China	266,500	95,178
Sunac China Holdings	317,000	1,028,780
Sunny Optical Technology Group	93,500	831,592
†TAL Education Group ADR	46,500	1,240,620
Tencent Holdings	743,700	29,807,736
Tingyi Cayman Islands Holding	252,000	337,505
Tong Ren Tang Technologies Class H	72,000	94,458
Towngas China	124,000	91,877
TravelSky Technology Class H	119,000	304,992
Tsingtao Brewery Class H	46,000	185,656
Uni-President China Holdings	166,000	143,749
†Vipshop Holdings ADR	55,400	302,484
Want Want China Holdings	638,000	446,389
†Weibo Sponsored ADR	7,000	409,010
Weichai Power Class H	249,000	285,070
†Wuxi Biologics Cayman	64,500	412,062
Xinjiang Goldwind Science & Technology Class H	79,200	70,044
Xinyi Solar Holdings	380,000	133,991
Yanzhou Coal Mining Class H	238,000	192,218
Yihai International Holding	64,000	155,784
Yuexiu Property	874,000	160,620
Yum China Holdings	47,600	1,596,028
Yuzhou Properties	208,000	85,843
†YY ADR	6,500	389,090
Zhaojin Mining Industry Class H	134,500	136,473
Zhejiang Expressway Class H	184,000	159,628
†ZhongAn Online P&C Insurance Class H	32,200	102,820
Zhongsheng Group Holdings	72,500	143,777
Zhuzhou CRRC Times Electric Class H	70,100	389,217
Zijin Mining Group Class H	734,000	278,162
†ZTE Class H	96,800	182,650
		138,921,452
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Colombia–0.26%
Bancolombia	29,382	$ 275,046
Cementos Argos	59,012	126,474
Ecopetrol	648,727	528,370
Grupo Argos	37,205	193,615
Grupo de Inversiones Suramericana	30,042	297,136
Interconexion Electrica	56,758	244,335
		1,664,976
Czech Republic–0.17%
CEZ	21,273	507,109
Komercni banka	9,738	367,693
Moneta Money Bank	62,187	200,639
		1,075,441
Egypt–0.12%
Commercial International Bank Egypt	138,264	571,893
Eastern Tobacco	115,291	104,669
ElSewedy Electric	97,929	98,257
		774,819
Greece–0.21%
†Alpha Bank	177,975	223,866
Hellenic Telecommunications Organization	31,394	342,537
JUMBO	13,943	203,205
Motor Oil Hellas Corinth Refineries	7,805	187,956
OPAP	28,605	248,785
Titan Cement	5,923	131,518
		1,337,867
■Hong Kong–7.41%
Agricultural Bank of China Class H	3,815,000	1,670,957
†Alibaba Pictures Group	1,800,000	303,976
Bank of China Class H	10,354,000	4,463,634
Bank of Communications Class H	1,148,000	896,395
Beijing Enterprises Holdings	64,500	342,007
BOC Aviation	26,700	197,013
CGN Power Class H	1,359,000	322,666
China Cinda Asset Management Class H	1,130,000	273,881
China CITIC Bank Class H	1,172,000	711,037
China Communications Construction Class H	583,000	549,672
China Construction Bank Class H	12,524,000	10,255,314

LVIP SSGA Emerging Markets Equity Index Fund–9

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
†China Ding Yi Feng Holdings	120,000	$ 322,463
†China First Capital Group	406,000	230,800
China Galaxy Securities Class H	449,000	202,787
China Gas Holdings	233,200	831,543
China Merchants Port Holdings	176,000	316,450
China Minsheng Banking Class H	821,000	566,256
China Mobile	800,000	7,741,274
China Petroleum & Chemical Class H	3,328,000	2,372,230
China Railway Group Class H	500,000	455,589
China Resources Power Holdings	254,000	488,552
China State Construction International Holdings	258,000	205,212
CITIC	761,000	1,194,146
Dongfeng Motor Group Class H	348,000	316,292
Fullshare Holdings	885,000	203,420
Great Wall Motor Class H	397,000	228,249
Guangzhou Automobile Group Class H	378,000	376,854
Guangzhou R&F Properties Class H	123,600	187,035
Haier Electronics Group	162,000	398,447
Hengan International Group	95,000	689,735
†Hutchison China MediTech ADR	7,100	163,939
Industrial & Commercial Bank of China Class H	9,046,000	6,434,054
Kingboard Holdings	89,000	237,429
Kingboard Laminates Holdings	138,000	113,994
Lee & Man Paper Manufacturing	200,000	169,259
Nine Dragons Paper Holdings	210,000	193,990
Shimao Property Holdings	152,000	404,838
Sino Biopharmaceutical	914,000	601,675
Sinopharm Group Class H	156,800	660,168
SSY Group	194,000	143,947
Sun Art Retail Group	305,500	310,673
		46,747,852
Hungary–0.33%
MOL Hungarian Oil & Gas	48,570	533,024
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hungary (continued)
OTP Bank	29,310	$ 1,184,508
Richter Gedeon	17,906	346,834
		2,064,366
India–9.31%
Adani Ports & Special Economic Zone	66,323	368,062
Ambuja Cements	76,309	245,792
Ashok Leyland	150,398	220,597
Asian Paints	37,801	742,716
Aurobindo Pharma	33,775	354,166
†Avenue Supermarts	15,989	367,699
†Axis Bank	234,734	2,081,403
Bajaj Auto	10,750	418,441
Bajaj Finance	22,752	861,147
Bajaj Finserv	4,892	453,491
Bharat Forge	26,834	195,383
Bharat Petroleum	100,162	520,967
Bharti Airtel	183,599	820,585
Bharti Infratel	42,649	158,189
Bosch	938	263,324
Britannia Industries	7,382	329,129
Cadila Healthcare	26,229	130,788
Cipla	44,349	329,791
Coal India	87,470	301,551
Container Of India	21,230	209,048
Dabur India	70,061	431,998
Divi's Laboratories	10,668	226,288
Dr Reddy's Laboratories	15,067	564,431
Eicher Motors	1,759	583,042
GAIL India	104,064	536,951
Glenmark Pharmaceuticals	17,712	175,773
Godrej Consumer Products	47,165	547,523
Grasim Industries	43,355	512,299
Havells India	32,033	316,965
HCL Technologies	72,966	1,008,270
Hero MotoCorp	6,396	284,209
Hindalco Industries	153,998	498,402
Hindustan Petroleum	78,082	283,721
Hindustan Unilever	84,765	2,208,678
Housing Development Finance	209,281	5,896,343
ICICI Bank	311,122	1,605,427
Indiabulls Housing Finance	35,521	433,890
Indian Oil	186,615	366,629
Infosys	455,495	4,303,664
InterGlobe Aviation	11,818	197,040
ITC	447,375	1,803,848
JSW Steel	111,623	489,986
Larsen & Toubro	62,364	1,283,346
LIC Housing Finance	38,142	266,786
Lupin	28,380	342,896

LVIP SSGA Emerging Markets Equity Index Fund–10

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Mahindra & Mahindra	97,706	$ 1,124,215
Mahindra & Mahindra Financial Services	38,777	262,828
Marico	57,877	309,412
Maruti Suzuki India	13,821	1,476,812
Motherson Sumi Systems	121,354	290,049
Nestle India	2,964	470,293
NTPC	260,822	556,546
Oil & Natural Gas	180,835	388,192
Page Industries	700	252,891
Petronet LNG	76,861	246,650
Pidilite Industries	15,612	247,619
Piramal Enterprises	10,410	354,882
Power Grid Corp. of India	206,748	588,044
REC	88,546	154,813
Reliance Industries	371,583	5,963,552
Shree Cement	1,071	264,222
Shriram Transport Finance	18,893	335,377
†State Bank of India	233,928	990,695
Sun Pharmaceutical Industries	110,407	680,359
Tata Consultancy Services	117,433	3,184,179
†Tata Motors	209,516	515,669
Tata Power	142,059	156,198
Tata Steel	44,734	333,555
Tech Mahindra	61,913	641,218
Titan	40,931	545,672
UltraTech Cement	12,628	721,272
†United Spirits	37,233	338,771
UPL	47,000	510,138
Vedanta	171,638	496,565
†Vodafone Idea	251,302	135,754
Wipro	148,563	703,051
Yes Bank	224,983	585,472
Zee Entertainment Enterprises	61,518	419,629
		58,785,268
Indonesia–2.30%
Adaro Energy	1,843,900	155,993
Astra International	2,645,600	1,515,641
Bank Central Asia	1,287,000	2,327,473
Bank Danamon Indonesia	368,300	194,725
Bank Mandiri Persero	2,441,700	1,252,521
Bank Negara Indonesia Persero	981,400	601,975
Bank Rakyat Indonesia Persero	7,249,100	1,846,767
Bank Tabungan Negara Persero	542,600	95,997
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Indonesia (continued)
Bukit Asam	397,400	$ 119,052
†Bumi Serpong Damai	986,200	86,300
Charoen Pokphand Indonesia	973,300	489,591
Gudang Garam	61,600	358,924
Hanjaya Mandala Sampoerna	1,192,000	308,269
Indah Kiat Pulp & Paper	350,400	281,362
Indocement Tunggal Prakarsa	235,800	302,831
Indofood CBP Sukses Makmur	298,800	217,410
Indofood Sukses Makmur	562,400	291,278
Jasa Marga Persero	278,900	83,077
Kalbe Farma	2,702,100	285,493
Pabrik Kertas Tjiwi Kimia	190,800	147,389
Pakuwon Jati	2,159,300	93,109
Perusahaan Gas Negara Persero	1,397,400	206,467
Semen Indonesia Persero	379,900	303,759
Surya Citra Media	749,200	97,583
Telekomunikasi Indonesia Persero	6,584,100	1,721,304
Tower Bersama Infrastructure	261,200	65,281
Unilever Indonesia	200,700	634,939
United Tractors	221,500	421,681
		14,506,191
Luxembourg–0.05%
Reinet Investments	18,825	285,826
		285,826
Malaysia–2.40%
AirAsia Group	192,700	138,136
Alliance Bank Malaysia	128,900	125,438
AMMB Holdings	212,400	222,666
Axiata Group	347,800	330,436
British American Tobacco Malaysia	18,300	159,591
CIMB Group Holdings	614,100	847,948
Dialog Group	469,800	353,657
DiGi.Com	398,400	432,913
Fraser & Neave Holdings	16,400	132,752
Gamuda	252,800	142,745
Genting	271,800	400,982
Genting Malaysia	380,300	277,686
Genting Plantations	30,900	73,726
HAP Seng Consolidated	79,700	189,940
Hartalega Holdings	169,800	251,981
Hong Leong Bank	83,300	410,926

LVIP SSGA Emerging Markets Equity Index Fund–11

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Malaysia (continued)
Hong Leong Financial Group	29,400	$ 131,910
IHH Healthcare	316,800	412,450
IJM	371,900	145,829
IOI	241,500	259,489
IOI Properties Group	211,600	78,800
Kuala Lumpur Kepong	54,700	327,207
Malayan Banking	501,400	1,151,794
Malaysia Airports Holdings	116,900	236,800
Maxis	300,400	388,334
MISC	143,000	231,688
Nestle Malaysia	7,500	267,104
Petronas Chemicals Group	315,200	708,089
Petronas Dagangan	25,500	163,212
Petronas Gas	88,700	412,099
PPB Group	72,900	309,198
Press Metal Aluminium Holdings	173,500	202,440
Public Bank	380,000	2,274,965
QL Resources	88,300	145,477
RHB Bank	128,400	164,185
Sime Darby	304,900	177,061
Sime Darby Plantation	304,900	350,446
Sime Darby Property	392,000	94,371
SP Setia Group	199,300	112,300
Telekom Malaysia	144,400	93,115
Tenaga Nasional	408,400	1,345,498
Top Glove	180,300	244,431
Westports Holdings	131,000	114,597
YTL	419,300	102,337
		15,136,749
Mexico–2.76%
Alfa Class A	388,500	462,402
Alsea	64,500	168,178
America Movil	4,391,500	3,126,291
Arca Continental	56,500	315,969
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand Class B	234,100	290,187
†Cemex	1,908,700	922,699
Coca-Cola Femsa	67,300	408,627
El Puerto de Liverpool	24,000	154,099
Fibra Uno Administracion	444,700	494,444
Fomento Economico Mexicano	253,900	2,183,216
Gruma Class B	27,480	310,252
Grupo Aeroportuario del Pacifico Class B	45,800	373,219
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico (continued)
Grupo Aeroportuario del Sureste Class B	26,620	$ 401,527
Grupo Bimbo A	210,900	420,689
Grupo Carso	58,500	209,539
Grupo Financiero Banorte Class O	339,100	1,655,316
Grupo Financiero Inbursa Class O	297,800	429,915
Grupo Mexico B	459,000	947,581
Grupo Televisa	320,600	806,078
Industrias Penoles	17,820	217,630
Infraestructura Energetica Nova	68,800	255,640
Kimberly-Clark de Mexico Class A	195,300	311,061
Megacable Holdings	40,300	180,442
Mexichem	134,500	341,593
Promotora y Operadora de Infraestructura	29,215	279,250
Wal-Mart de Mexico	684,300	1,740,370
		17,406,214
Peru–0.42%
Cia de Minas Buenaventura ADR	22,800	369,816
Credicorp	8,900	1,972,863
Southern Copper	10,900	335,393
		2,678,072
Philippines–1.10%
Aboitiz Equity Ventures	252,600	263,268
Aboitiz Power	188,500	125,683
Alliance Global Group	526,200	118,883
Ayala	33,230	568,119
Ayala Land	967,000	747,418
BDO Unibank	258,650	643,248
DMCI Holdings	510,300	123,989
Dubai Islamic Bank PJSC	115,350	206,009
Globe Telecom	4,255	153,389
GT Capital Holdings	11,490	212,968
International Container Terminal Services	59,950	114,006
JG Summit Holdings	367,000	387,890
Jollibee Foods	55,680	308,969
Manila Electric	28,880	208,707
Megaworld	1,445,000	130,067
Metro Pacific Investments	1,817,000	159,912
Metropolitan Bank & Trust	211,330	326,271
PLDT	11,070	237,704
Robinsons Land	266,100	102,379
Security Bank	28,960	85,396
SM Investments	31,720	553,378

LVIP SSGA Emerging Markets Equity Index Fund–12

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Philippines (continued)
SM Prime Holdings	1,324,800	$ 900,967
Universal Robina	112,940	272,137
		6,950,757
Poland–1.25%
†Alior Bank	11,698	166,553
Bank Handlowy w Warszawie	4,184	77,251
†Bank Millennium	77,701	184,212
Bank Polska Kasa Opieki	22,425	653,783
CCC	3,691	191,494
†CD Projekt	8,619	335,313
†Cyfrowy Polsat	32,771	198,271
†Dino Polska	6,280	161,271
Grupa Lotos	11,842	280,573
†Jastrzebska Spolka Weglowa	6,768	122,364
†KGHM Polska Miedz	17,934	425,470
LPP	166	349,012
mBank	1,897	215,437
†Orange Polska	84,058	107,879
†PGE Polska Grupa Energetyczna	107,784	289,010
Polski Koncern Naftowy ORLEN	39,190	1,135,481
Polskie Gornictwo Naftowe i Gazownictwo	222,063	410,588
Powszechna Kasa Oszczednosci Bank Polski	114,476	1,209,274
Powszechny Zaklad Ubezpieczen	79,229	933,444
Santander Bank Polska	4,454	428,102
		7,874,782
Qatar–1.10%
Barwa Real Estate	25,516	279,405
Commercial Bank PQSC	26,511	286,107
†Ezdan Holding Group QSC	105,914	376,829
Industries Qatar QSC	23,922	875,321
Masraf Al Rayan QSC	48,642	556,127
Ooredoo QPSC	10,761	221,734
Qatar Electricity & Water QSC	6,601	335,818
Qatar Insurance	21,064	207,495
Qatar Islamic Bank	15,300	637,182
Qatar National Bank QPSC	59,353	3,163,289
		6,939,307
Republic of Korea–13.03%
Amorepacific	4,225	794,957
AMOREPACIFIC Group	3,697	241,241
BGF retail	996	181,800
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
BNK Financial Group	33,402	$ 219,358
†Celltrion	10,849	2,179,442
†Celltrion Healthcare	6,616	449,005
†Celltrion Pharm	1,962	112,120
Cheil Worldwide	8,842	178,207
CJ	1,869	203,848
CJ CheilJedang	1,060	314,204
CJ ENM	1,388	251,242
†CJ Logistics	1,023	153,020
Coway	6,814	452,516
Daelim Industrial	3,566	327,594
†Daewoo Engineering & Construction	21,297	102,827
†Daewoo Shipbuilding & Marine Engineering	5,091	156,390
DB Insurance	6,349	399,856
DGB Financial Group	21,668	161,410
Doosan Bobcat	5,779	163,616
E-MART	2,678	437,345
Fila Korea	6,496	313,770
GS Engineering & Construction	7,794	305,681
GS Holdings	6,547	302,535
GS Retail	3,452	125,100
Hana Financial Group	39,269	1,277,139
Hankook Tire	9,521	342,202
Hanmi Pharm	818	341,464
Hanmi Science	1,659	117,619
Hanon Systems	23,933	231,923
Hanwha	5,281	148,341
†Hanwha Chemical	13,582	246,358
Hanwha Life Insurance	38,941	147,426
†HDC Hyundai Development Co-Engineering & Construction	3,377	146,261
†HLB	4,325	311,055
Hotel Shilla	4,022	275,878
Hyundai Department Store	1,799	145,684
Hyundai Engineering & Construction	10,271	503,028
Hyundai Glovis	2,402	277,545
†Hyundai Heavy Industries	5,003	577,048
†Hyundai Heavy Industries Holdings	1,252	387,885
Hyundai Marine & Fire Insurance	8,016	294,375
Hyundai Mobis	8,907	1,519,662
Hyundai Motor	18,139	1,925,642
Hyundai Steel	10,257	417,091
†Industrial Bank of Korea	32,280	406,536
†Kakao	6,574	607,208
Kangwon Land	15,527	444,510

LVIP SSGA Emerging Markets Equity Index Fund–13

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
†KB Financial Group	51,851	$ 2,163,058
KCC	744	205,598
Kia Motors	34,519	1,040,467
†Korea Aerospace Industries	9,365	268,254
†Korea Electric Power	33,639	996,442
†Korea Gas	3,548	153,357
Korea Investment Holdings	5,354	286,344
Korea Zinc	1,088	421,281
Korean Air Lines	6,075	180,065
†KT	3,269	87,168
†KT&G	15,253	1,388,733
Kumho Petrochemical	2,342	183,372
LG	12,455	780,031
LG Chem	5,992	1,867,819
†LG Display	30,688	497,996
†LG Electronics	13,952	782,334
LG Household & Health Care	1,226	1,211,675
LG Innotek	1,819	141,231
LG Uplus	14,599	230,725
†Lotte	3,733	176,368
Lotte Chemical	2,257	561,162
Lotte Shopping	1,441	272,070
Medy-Tox	560	291,013
Mirae Asset Daewoo	51,214	300,666
NAVER	18,292	2,004,728
NCSoft	2,298	963,253
Netmarble	3,273	327,081
NH Investment Securities	18,024	211,258
OCI	2,291	220,081
Orange Life Insurance	4,202	105,415
Orion Corp	2,785	298,683
Ottogi	154	99,801
†Pan Ocean	30,814	123,031
†Pearl Abyss	730	136,638
POSCO	10,241	2,240,030
POSCO Chemtech	3,189	182,433
Posco Daewoo	6,322	103,213
S-1	2,191	196,855
†Samsung Biologics	2,174	756,193
Samsung C&T	9,942	941,060
Samsung Card	3,710	114,617
Samsung Electro-Mechanics	7,355	685,645
Samsung Electronics	626,772	21,818,991
†Samsung Engineering	20,086	317,208
Samsung Fire & Marine Insurance	4,034	970,012
†Samsung Heavy Industries	56,493	376,025
Samsung Life Insurance	9,193	672,689
†Samsung SDI	7,194	1,414,037
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
Samsung SDS	4,568	$ 835,986
Samsung Securities	8,007	226,435
†Shinhan Financial Group	55,720	1,975,613
Shinsegae	946	217,205
†SillaJen	7,796	516,033
SK Holdings	4,147	967,628
†SK Hynix	75,906	4,138,128
SK Innovation	8,462	1,358,272
SK Telecom	2,652	639,874
S-Oil	5,927	516,988
†ViroMed	1,737	397,926
†Woori Bank	62,037	867,519
Yuhan	1,149	210,860
		82,253,637
Romania–0.06%
NEPI Rockcastle	48,111	377,866
		377,866
Russia–3.57%
Alrosa PJSC	336,446	476,215
Gazprom PJSC	1,389,060	3,060,219
Inter RAO UES PJSC	4,012,000	223,388
LUKOIL PJSC	63,527	4,556,073
Magnit PJSC GDR	46,884	596,682
Magnitogorsk Iron & Steel Works PJSC	286,300	176,855
MMC Norilsk Nickel PJSC	8,271	1,547,837
Mobile TeleSystems PJSC	3,800	12,980
Mobile TeleSystems PJSC ADR	64,000	448,000
†Moscow Exchange	174,970	203,410
Novatek PJSC GDR	11,892	2,031,923
†Novolipetsk Steel	153,550	346,923
PhosAgro PJSC	14,930	190,563
Polymetal International	22,897	240,214
†Polyus PJSC	3,422	265,165
Rosneft Oil PJSC	152,700	947,869
Sberbank of Russia PJSC	1,406,910	3,761,856
Severstal PJSC	26,830	363,086
Surgutneftegas PJSC	915,300	353,115
Tatneft PJSC	199,030	2,107,847
VTB Bank PJSC	415,070,000	201,724
X5 Retail Group GDR	15,654	388,379
		22,500,323
South Africa–6.03%
Absa Group	94,381	1,059,302
Anglo American Platinum	6,909	257,586
AngloGold Ashanti	54,146	687,856

LVIP SSGA Emerging Markets Equity Index Fund–14

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
South Africa (continued)
Aspen Pharmacare Holdings	51,146	$ 478,610
Bid	44,011	809,622
Bidvest Group	44,386	637,589
Capitec Bank Holdings	5,184	401,727
Clicks Group	32,531	432,480
Discovery	46,922	521,008
Exxaro Resources	32,166	310,297
FirstRand	439,444	2,001,610
Fortress REIT Class A	136,562	173,025
Fortress REIT Class B	97,393	98,063
Foschini Group	28,813	332,736
Gold Fields	105,240	364,498
Growthpoint Properties	390,550	634,825
Hyprop Investments	32,780	185,687
Investec	38,501	210,334
Kumba Iron Ore	8,252	162,286
Liberty Holdings	16,498	126,136
Life Healthcare Group Holdings	171,178	314,751
†MMI Holdings	121,142	143,848
Mr Price Group	33,802	577,498
MTN Group	221,783	1,370,899
Naspers Class N	57,123	11,436,964
Nedbank Group	52,435	1,000,065
Netcare	150,718	275,814
Old Mutual	647,412	1,005,914
Pick n Pay Stores	46,928	221,047
PSG Group	19,272	326,780
Rand Merchant Investment Holdings	87,778	221,802
Redefine Properties	722,220	486,114
Remgro	69,345	938,425
Resilient REIT	35,384	140,944
RMB Holdings	93,061	509,816
Sanlam	233,612	1,294,021
Sappi	67,809	384,661
Sasol	73,212	2,175,604
Shoprite Holdings	58,213	768,972
SPAR Group	24,673	355,456
Standard Bank Group	169,007	2,099,829
Telkom	36,013	158,585
Tiger Brands	20,669	393,082
Truworths International	56,628	346,294
Vodacom Group	79,163	728,091
Woolworths Holdings	131,275	502,761
		38,063,314
Taiwan–11.29%
Acer	391,000	246,886
Advantech	46,000	314,249
Airtac International Group	15,000	147,139
ASE Technology Holding	453,000	858,369
Asia Cement	290,000	320,726
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Asustek Computer	93,000	$ 609,507
AU Optronics	1,143,000	454,172
Catcher Technology	86,000	629,676
Cathay Financial Holding	1,067,000	1,633,395
Chailease Holding	153,000	482,587
Chang Hwa Commercial Bank	712,000	398,727
Cheng Shin Rubber Industry	258,000	343,179
Chicony Electronics	74,000	150,690
China Airlines	330,000	118,052
China Development Financial Holding	1,770,000	560,503
China Life Insurance	346,000	313,967
China Steel	1,645,000	1,299,001
Chunghwa Telecom	497,000	1,814,629
Compal Electronics	556,000	315,330
CTBC Financial Holding	2,293,000	1,508,182
Delta Electronics	272,000	1,144,799
E.Sun Financial Holding	1,278,000	836,026
Eclat Textile	23,000	260,099
Eva Airways	301,000	154,657
Evergreen Marine Taiwan	272,000	105,466
Far Eastern New Century	425,000	385,966
Far EasTone Telecommunications	210,000	521,632
Feng TAY Enterprise	45,000	257,041
First Financial Holding	1,293,000	842,369
Formosa Chemicals & Fibre	460,000	1,573,679
Formosa Petrochemical	162,000	574,860
Formosa Plastics	582,000	1,913,028
Formosa Taffeta	106,000	119,242
Foxconn Technology	123,000	242,864
Fubon Financial Holding	870,000	1,334,838
Giant Manufacturing	40,000	187,743
Globalwafers	29,000	265,859
Highwealth Construction	103,000	150,692
Hiwin Technologies	30,000	216,436
Hon Hai Precision Industry	1,717,000	3,951,566
Hotai Motor	35,000	290,055
Hua Nan Financial Holdings	986,000	561,526
Innolux	1,184,000	375,208
Inventec	336,000	240,416
Largan Precision	13,000	1,356,485
Lite-On Technology	280,000	369,752
MediaTek	196,000	1,458,730
Mega Financial Holding	1,424,000	1,202,171
Micro-Star International	85,000	211,504

LVIP SSGA Emerging Markets Equity Index Fund–15

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Nan Ya Plastics	673,000	$ 1,655,139
Nanya Technology	143,000	256,086
Nien Made Enterprise	22,000	168,526
Novatek Microelectronics	77,000	355,485
Pegatron	259,000	433,602
Phison Electronics	19,000	141,466
Pou Chen	294,000	311,434
Powertech Technology	99,000	212,833
President Chain Store	75,000	755,625
Quanta Computer	356,000	609,302
Realtek Semiconductor	58,000	269,000
Ruentex Development	70,000	101,997
Ruentex Industries	46,000	117,631
Shin Kong Financial Holding	1,368,000	400,060
SinoPac Financial Holdings	1,412,000	472,547
Standard Foods	52,000	84,030
Synnex Technology International	179,000	211,497
†TaiMed Biologics	22,000	117,635
Taishin Financial Holding	1,305,000	554,868
Taiwan Business Bank	483,000	162,621
Taiwan Cement	604,000	697,144
Taiwan Cooperative Financial Holding	1,155,000	663,525
Taiwan High Speed Rail	263,000	260,999
Taiwan Mobile	211,000	730,713
Taiwan Semiconductor Manufacturing	3,206,000	23,279,500
†Tatung	249,000	209,653
Uni-President Enterprises	631,000	1,431,523
United Microelectronics	1,577,000	570,237
Vanguard International Semiconductor	121,000	234,691
Walsin Technology	42,000	212,182
Win Semiconductors	45,000	173,358
Winbond Electronics	376,000	165,678
Wistron	381,000	235,663
WPG Holdings	191,000	229,181
Yageo	34,000	352,166
Yuanta Financial Holding	1,305,000	656,063
Zhen Ding Technology Holding	56,000	145,666
		71,263,001
Thailand–2.40%
Advanced Info Service NVDR	136,600	724,387
Airports of Thailand NVDR	560,900	1,107,860
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand (continued)
Bangkok Bank NVDR	34,200	$ 213,445
Bangkok Dusit Medical Services NVDR	515,600	392,421
Bangkok Expressway & Metro	959,400	286,084
Banpu NVDR	264,500	120,365
Berli Jucker NVDR	153,700	239,758
BTS Group Holdings NVDR	736,100	216,021
Bumrungrad Hospital NVDR	45,700	263,055
Central Pattana NVDR	172,500	396,359
Charoen Pokphand Foods NVDR	441,200	333,445
CP ALL NVDR	657,600	1,388,599
Delta Electronics Thailand NVDR	63,900	136,455
Electricity Generating NVDR	16,900	128,802
Energy Absolute NVDR	167,200	218,648
Glow Energy NVDR	65,600	179,371
Gulf Energy Development NVDR	58,200	145,827
Home Product Center NVDR	505,400	235,850
Indorama Ventures NVDR	223,000	372,144
IRPC NVDR	1,282,700	226,580
Kasikornbank NVDR	225,500	1,282,767
Krung Thai Bank NVDR	447,600	264,090
Land & Houses NVDR	402,800	122,628
Minor International NVDR	289,900	302,946
Muangthai Capital NVDR	86,900	130,948
PTT NVDR	1,379,600	1,945,632
PTT Exploration & Production NVDR	182,400	632,996
PTT Global Chemical NVDR	290,100	635,637
Robinson NVDR	64,000	124,720
Siam Cement NVDR	50,400	675,180
Siam Commercial Bank NVDR	240,100	985,561
Thai Oil NVDR	143,700	292,051
Thai Union Group NVDR	244,500	121,751
TMB Bank NVDR	1,404,400	94,971
True NVDR	1,282,400	205,081
		15,142,435
Turkey–0.62%
Akbank	291,259	375,742
Anadolu Efes Biracilik Ve Malt Sanayii	26,223	102,158
Arcelik	29,926	89,155

LVIP SSGA Emerging Markets Equity Index Fund–16

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Turkey (continued)
Aselsan Elektronik Sanayi Ve Ticaret	43,275	$ 196,399
BIM Birlesik Magazalar	28,052	461,105
Eregli Demir ve Celik Fabrikalari	186,689	253,817
Ford Otomotiv Sanayi	8,880	83,771
Haci Omer Sabanci Holding	116,181	164,850
KOC Holding	101,284	271,084
Petkim Petrokimya Holding	104,390	99,200
TAV Havalimanlari Holding	22,984	103,797
Tupras Turkiye Petrol Rafinerileri	16,563	364,871
†Turk Hava Yollari	69,847	211,981
Turkcell Iletisim Hizmetleri	145,892	334,549
Turkiye Garanti Bankasi	304,890	456,992
Turkiye Halk Bankasi	79,084	104,506
Turkiye Is Bankasi Class C	199,290	170,082
Turkiye Sise ve Cam Fabrikalari	85,411	91,468
		3,935,527
United Arab Emirates–0.75%
Abu Dhabi Commercial Bank PJSC	273,509	606,699
Aldar Properties PJSC	493,535	215,233
DAMAC Properties Dubai PJSC	232,504	95,306
DP World	21,265	363,631
Dubai Islamic Bank PJSC	211,034	287,282
Emaar Development PJSC	102,481	122,760
Emaar Malls PJSC	250,073	121,588
Emaar Properties PJSC	462,352	519,788
Emirates Telecommunications Group PJSC	227,735	1,053,018
First Abu Dhabi Bank PJSC	356,234	1,367,434
		4,752,739
United Kingdom–0.05%
Mondi	15,156	326,469
		326,469
Total Common Stock (Cost $590,469,139)		596,706,976
PREFERRED STOCKS–3.87%
Brazil–2.84%
Banco Bradesco 2.57%	437,900	4,359,151
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS (continued)
Brazil (continued)
Braskem 3.41%	22,100	$ 269,917
†Centrais Eletricas Brasileiras	28,900	209,252
Cia Brasileira de Distribuicao 1.44%	21,000	437,949
Cia Energetica de Minas Gerais 4.77%	112,000	399,344
Gerdau 2.43%	135,800	517,571
Itau Unibanco Holding 5.56%	631,400	5,778,652
Itausa - Investimentos Itau 3.25%	577,300	1,798,940
Lojas Americanas 0.38%	97,600	494,837
Petroleo Brasileiro 3.45%	511,400	2,982,828
Telefonica Brasil 8.50%	58,800	701,190
		17,949,631
Chile–0.12%
Embotelladora Andina 3.77%	36,366	136,532
Sociedad Quimica y Minera de Chile 4.91%	15,810	623,242
		759,774
Colombia–0.14%
Bancolombia 2.89%	59,452	574,840
Grupo Aval Acciones y Valores 4.39%	500,788	154,053
Grupo de Inversiones Suramericana 1.55%	14,468	138,465
		867,358
Republic of Korea–0.66%
Amorepacific	1,149	105,887
†CJ	280	9,201
Hyundai Motor 4.92%	4,818	332,466
Hyundai Motor 5.33%	3,056	192,365
LG Chem 2.89%	985	172,707
LG Household & Health Care 1.33%	269	158,386
Samsung Electronics 3.77%	111,937	3,198,450
		4,169,462
Russia–0.11%
Surgutneftegas PJSC	913,000	516,220
Transneft PJSC	60	147,255
		663,475
Total Preferred Stocks (Cost $24,968,537)		24,409,700

LVIP SSGA Emerging Markets Equity Index Fund–17

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–98.41% (Cost $615,437,676)	621,116,676
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.59%	10,033,814
NET ASSETS APPLICABLE TO 62,648,915 SHARES OUTSTANDING–100.00%	$631,150,490
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND STANDARD CLASS ($630,939,011 / 62,627,919 Shares)	$10.074
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND SERVICE CLASS ($211,479 / 20,996 Shares)	$10.072
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$626,704,510
Distributable earnings/(accumulated loss)	4,445,980
TOTAL NET ASSETS	$631,150,490

Δ Securities have been classified by country of origin. Classification by type of business has been presented on page 4 .
† Non-income producing.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
★	Includes $371,800 cash collateral held at broker for futures contracts, $350,000 cash collateral held at brokers for certain open bilateral derivatives, $6,322 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $9,202 payable for securities purchased, $120,617 payable for fund shares redeemed, $72,531 other accrued expenses payable, $206,867 due to manager and affiliates, $25,069 variation margin due to broker on futures contracts, $1,041,951 swaps payment payable and $330,931 capital gains tax payable as of December 31, 2018.

The following futures contracts and swap contracts were outstanding at December 31, 2018:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
143	E-mini MSCI Emerging Markets Index	$6,912,620	$7,013,002	3/15/19	$—	$(100,382)
Swap Contract1
Total Return Swap (TRS) Contract
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Paid	Termination Date	Value	Unrealized Depreciation
Over-The-Counter:
HSBC- MSCI China A Index[4]	4,300,000	1.00%	10/18/19	$(75,702)	$(75,702)
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] The MSCI China A Index captures large and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. The index is designed for international investors and is calculated using China A Stock Connect listings based on the offshore RMB exchange rate (CNH).

LVIP SSGA Emerging Markets Equity Index Fund–18

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
CMPC–Coût Moyen Pondéré du Capital
COPEC–Compañia de Petroleos de Chile
GDR–Global Depository Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
PQSC–Private Qatar Share Holding Company
QSC–Qatari Shareholding Company
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–19

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Operations
Period November 1, 2018* to December 31, 2018
INVESTMENT INCOME:
Dividends	$ 2,504,567
Interest	123,818
Foreign Taxes Withheld	(390,436)
2,237,949
EXPENSES:
Management fees	357,275
Index fees	45,976
Professional fees	30,505
Shareholder servicing fees	30,473
Accounting and administration expenses	27,975
Custodian fees	17,372
Reports and statements to shareholders	11,669
Pricing fees	9,265
Trustees’ fees and expenses	4,276
Consulting fees	675
Distribution fees-Service Class	18
Other	1,150
536,629
Plus:
Expenses reimbursed	(11,207)
Total operating expenses	525,422
NET INVESTMENT INCOME	1,712,527
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	(119,917)
Foreign currencies	(1,323,237)
Futures contracts	254,619
Swap contracts	(595,373)
Net realized gain	(1,783,908)
Net change in unrealized appreciation (depreciation) of:
Investments**	5,348,069
Foreign currencies	10,182
Futures contracts	(100,382)
Swap contracts	(75,702)
Net change in unrealized appreciation (depreciation)	5,182,167
NET REALIZED AND UNREALIZED GAIN	3,398,259
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 5,110,786

*	Date of commencement of operations.
**	Includes $330,931 change in capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund
Statement of Changes in Net Assets
11/1/18* to
12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,712,527
Net realized loss	(1,783,908)
Net change in unrealized appreciation (depreciation)	5,182,167
Net increase in net assets resulting from operations	5,110,786
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:
Standard Class	(664,781)
Service Class	(25)
(664,806)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	635,776,726
Service Class	210,778
Reinvestment of dividends and distributions:
Standard Class	664,781
Service Class	25
636,652,310
Cost of shares redeemed:
Standard Class	(9,947,112)
Service Class	(688)
(9,947,800)
Increase in net assets derived from capital share transactions	626,704,510
NET INCREASE IN NET ASSETS	631,150,490
NET ASSETS:
Beginning of period	—
End of period	$631,150,490

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–20

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund
	Standard Class	Service Class
	11/1/18 [1] to 12/31/18	11/1/18 [1] to 12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.000
Income from investment operations:
Net investment income[2]	0.028	0.020
Net realized and unrealized gain	0.057	0.061
Total from investment operations	0.085	0.081
Less dividends and distributions from:
Net investment income	(0.003)	(0.001)
Net realized gain	(0.008)	(0.008)
Total dividends and distributions	(0.011)	(0.009)
Net asset value, end of period	$ 10.074	$10.072
Total return[3]	0.86%	0.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$630,939	$ 211
Ratio of expenses to average net assets	0.50%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.51%	0.76%
Ratio of net investment income to average net assets	1.62%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.61%	1.36%
Portfolio turnover	1%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–21

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities..
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Total return swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on the Fund's federal income tax return through the period ended December 31, 2018, and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period November 1, 2018* through December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Emerging Markets Equity Index Fund–22

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* Date of commencement of operations.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.34% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.50% of the average daily net assets for the Standard Class and 0.75% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period November 1, 2018* through December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$6,305
Legal	1,128
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,027 for the period November 1, 2018* through December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.25% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA Emerging Markets Equity Index Fund–23

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 6,322
Management fees payable to LIAC	181,356
Distribution fees payable to LFD	15
Printing and mailing fees payable to Lincoln Life	10,027
Shareholder servicing fees payable to Lincoln Life	15,469
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
* Date of commencement of operations
3. Investments
For the period November 1, 2018* through December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$622,179,706
Sales	6,631,365
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$616,997,041
Aggregate unrealized appreciation of investments and derivatives	$ 27,124,530
Aggregate unrealized depreciation of investments and derivatives	(22,998,057)
Net unrealized appreciation of investments and derivatives	$ 4,126,473
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Emerging Markets Equity Index Fund–24

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$ 1,017,125	$ 27,863,157	$—	$ 28,880,282
Chile	3,087,047	2,974,397	—	6,061,444
China	43,266,878	95,654,574	—	138,921,452
Colombia	1,664,976	—	—	1,664,976
Czech Republic	—	1,075,441	—	1,075,441
Egypt	774,819	—	—	774,819
Greece	334,723	1,003,144	—	1,337,867
Hong Kong	163,939	46,583,913	—	46,747,852
Hungary	—	2,064,366	—	2,064,366
India	—	58,785,268	—	58,785,268
Indonesia	—	14,506,191	—	14,506,191
Luxembourg	285,826	—	—	285,826
Malaysia	400,933	14,735,816	—	15,136,749
Mexico	17,406,214	—	—	17,406,214
Peru	2,678,072	—	—	2,678,072
Philippines	114,006	6,836,751	—	6,950,757
Poland	—	7,874,782	—	7,874,782
Qatar	—	6,939,307	—	6,939,307
Republic of Korea	452,516	81,801,121	—	82,253,637
Romania	377,866	—	—	377,866
Russia	18,352,959	4,147,364	—	22,500,323
South Africa	532,870	37,530,444	—	38,063,314
Taiwan	—	71,263,001	—	71,263,001
Thailand	—	15,142,435	—	15,142,435
Turkey	—	3,935,527	—	3,935,527
United Arab Emirates	363,631	4,389,108	—	4,752,739
United Kingdom	—	326,469	—	326,469
Preferred Stocks
Brazil	—	17,949,631	—	17,949,631
Chile	—	759,774	—	759,774
Colombia	867,358	—	—	867,358
Republic of Korea	9,201	4,160,261	—	4,169,462
Russia	516,220	147,255	—	663,475
Total Investments	$92,667,179	$528,449,497	$—	$621,116,676
Derivatives:

Liabilities:
Futures Contracts	$(100,382)	$ —	$—	$(100,382)
Swap Contract	$ —	$(75,702)	$—	$ (75,702)
There were no Level 3 investments at the beginning or end of the period.
* Date of commencement of operations
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, passive foreign investment companies and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the period November 1, 2018* through December 31, 2018 was as follows:
LVIP SSGA Emerging Markets Equity Index Fund–25

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
11/1/18* to
12/31/18
Ordinary income	$664,806

*	Date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 981,569
Capital loss carryforward	(334,475)
Net unrealized appreciation	3,798,886
Distributable earnings/(accumulated loss)	$4,445,980
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$334,475	$334,475
6. Capital Shares
Transactions in capital shares were as follows:
11/1/18 * to
12/31/18
Shares sold:
Standard Class	63,540,996
Service Class	21,062
Shares reinvested:
Standard Class	64,724
Service Class	3
63,626,785
Shares redeemed:
Standard Class	(977,801)
Service Class	(69)
(977,870)
Net increase	62,648,915

*	Date of commencement of operations.
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the
LVIP SSGA Emerging Markets Equity Index Fund–26

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the period November 1, 2018* through December 31, 2018, the Fund used futures contracts as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Swap Contracts–The Fund enters into total return swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the period November 1, 2018* through December 31, 2018, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(100,382)
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(75,702)
Total		$—		$(176,084)
LVIP SSGA Emerging Markets Equity Index Fund–27

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the period November 1, 2018* through December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 254,619	$(100,382)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(595,373)	(75,702)
Total		$(340,754)	$(176,084)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the period November 1, 2018* through December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$7,029,880	$—
Total return swap contracts (average notional value)	720,590	—
* Date of commencement of operations.
At December 31, 2018, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
Hong Kong Shanghai Bank	$350,000
Total	$350,000
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Hong Kong Shanghai Bank	$—	$(75,702)	$(75,702)
Total	$—	$(75,702)	$(75,702)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Hong Kong Shanghai Bank	$(75,702)	$—	$75,702	$—	$—	$—
Total	$(75,702)	$—	$75,702	$—	$—	$—

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
LVIP SSGA Emerging Markets Equity Index Fund–28

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the period November 1, 2018* through December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
* Date of commencement of operations.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–29

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Emerging Markets Equity Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, and the results of its operations, the changes in its net assets and its financial highlights for the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP SSGA Emerging Markets Equity Index Fund–30

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On June 4-5, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the approval of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the approval of the sub-advisory agreement with SSGA Funds Management, Inc. (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements”) for a new series of the Trust (the “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and SSGA prior to and during the meeting, including materials provided in connection with the annual contract renewal review process. Among other information, LIAC, Lincoln Life and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including an in-person presentation by representatives of SSGA and SSGA’s response to LIAC’s request for proposal. The Board noted that LIAC and SSGA provided services to other funds in the Trust. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life, LIAC and SSGA to consider the approval of the Advisory Agreements.
In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the approval of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services expected to be provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board considered that LIAC provided investment management services to the other funds in the Trust and that the Board reviewed extensive information provided by LIAC in connection with the annual contract renewal process. The Board considered LIAC’s reasons for proposing the Fund. The Board reviewed the services to be provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel provide services to the other funds in the Trust on behalf of LIAC and that Lincoln Life was proposed to provide administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Fund had not commenced operations.
Management Fee. The Board reviewed the Fund’s investment management fee and estimated net expense ratio and reviewed information comparing the investment management fee and estimated net expense ratio to a peer group provided by LIAC derived from the Morningstar U.S. Fund Diversified Emerging Markets category.
The Board noted that the investment management fee for the Fund was the same as the investment management fee of the peer group median. The Board also considered that the Fund’s estimated net expense ratio for standard class shares was the same as the expense ratio of the peer group median. In light of the nature, quality and extent of services to be provided by LIAC, including sub-adviser oversight, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had not commenced operations and thus had no assets. The Board also considered that LIAC proposed an expense limitation for the Fund’s standard and service class shares through April 30, 2020.
Profitability. The Board also reviewed the estimated profitability analysis to LIAC with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board considered materials provided during the August/September 2017 contract renewal process as to any such benefits to LIAC and its affiliates. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Life and its affiliated insurance companies (“Lincoln Insurance Companies”) may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
LVIP SSGA Emerging Markets Equity Index Fund–31

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreement between LIAC and SSGA with respect to the Fund, the Board considered the information provided by SSGA as to the nature, extent and quality of day-to-day investment management services to be provided by SSGA under the sub-advisory agreement. The Board considered that SSGA provided sub-advisory services to other funds in the Trust and that the Board reviewed extensive information provided by SSGA in connection with the annual contract renewal process. The Board reviewed the services to be provided by SSGA, the background of the professionals to service the Fund, SSGA’s expertise with utilizing index replication strategies and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters. The Board concluded that the services to be provided by SSGA were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Fund had not commenced operations.
Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule and considered that the sub-advisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party and that LIAC would compensate SSGA from its fees. The Board concluded that the proposed subadvisory fee was reasonable.
Profitability and Fallout Benefits. The Board noted that the sub-advisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC would compensate SSGA from its fees. The Board reviewed materials previously provided by SSGA as to any additional benefits it receives and noted SSGA’s statement that, other than the sub advisory fee, it was not aware of any other direct benefits.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that approval of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Emerging Markets Equity Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA Emerging Markets Equity Index Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA Emerging Markets Equity Index Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA Emerging Markets Equity Index Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Emerging Markets Equity Index Fund–36

LVIP SSGA Funds
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Small-Mid Cap 200 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Funds

LVIP SSGA Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Developed International 150 Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (15.23%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI EAFE® Index (net dividends)1, returned (13.79%).
Value and Size factors had negative performance globally in 2018. Value had a strong fourth quarter, but it wasn’t enough to lift the factor from the poor performance over the year. Size had positive performance in the first half of the year but had a sharp reversal in the second half the year. Since the Fund targeted these factors during the reporting period, Fund performance during the reporting period was negatively affected and its performance lagged the cap-weighted Index.
The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted approximately 1bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were SES SA FDR, Mowi ASA, and Daiichi Sankyo Company Limited. The top negative contributors to the Fund’s performance during the reporting period were Mitsubishi Gas Chemical Company, Bayer AG, and British American Tobacco plc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Keith Richardson
Juan Acevedo
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Developed International 150 Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,699 for the Standard Class shares and to $20,185 for the Service Class shares. For comparison, look at how the MSCI EAFE® Index (net dividends) did over the same period. The same $10,000 investment would have increased to $18,452. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 15.23%
Five Years	+ 2.11%
Ten Years	+ 7.55%
Service Class Shares
One Year	- 15.44%
Five Years	+ 1.85%
Ten Years	+ 7.28%
1. The MSCI EAFE® (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Funds–1

LVIP SSGA Emerging Markets 100 Fund
2018 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (12.31%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned (14.58%).
Value factor had positive performance in the Emerging Markets region in 2018, opposite of the rest of the global economy. While Size did exhibit positive performance in the fourth quarter, the factor did have positive performance for the year in Emerging Markets. Since the Fund targets these factors, the Fund performance during the reporting period added performance compared to the cap-weighted benchmark due to stock selection in the Fund while factors did detract some performance.
The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures added approximately 1bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Suzano Papel e Celulose SA, Fibria Celulose SA, and China Railway Group Limited Class H. The top negative contributors to the Fund’s performance during the reporting period were Great Wall Motor Co, Turkiye Is Bankasi Anonim Sirketi Class C, and HonHai Precision Industry Co Ltd.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Amy Cheng
Thomas Coleman
Lisa Hobart
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets 100 Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,701 for the Standard Class shares and to $22,143 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did over the same period. The same $10,000 investment would have increased to $21,629. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 12.31%
Five Years	+ 0.10%
Ten Years	+ 8.54%
Service Class Shares
One Year	- 12.54%
Five Years	- 0.16%
Ten Years	+ 8.27%
1. The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Funds–2

LVIP SSGA Large Cap 100 Fund
2018 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (11.11%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38%).
Value and Size factors exhibited negative performance domestically in 2018. Value had a strong fourth quarter, but it wasn’t enough to lift the factor from the poor performance over the year. Size had positive performance in the first half of the year but had a sharp reversal in the second half the year. Since the Fund targeted these factors during the reporting period, Fund performance during the reporting period was negatively affected and its performance lagged the cap-weighted Index.
The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted approximately 1bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Andeavor, CA inc, and Realty Income Corporation. The top negative contributors to the Fund’s performance during the reporting period were Invesco, Western Digital Corporation, and Unum Group.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
John Law
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap 100 Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $35,916 for the Standard Class shares and to $35,024 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $34,303. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 11.11%
Five Years	+ 7.38%
Ten Years	+ 13.64%
Service Class Shares
One Year	- 11.33%
Five Years	+ 7.11%
Ten Years	+ 13.35%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Funds–3

LVIP SSGA Small-Mid Cap 200 Fund
2018 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (13.46%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 2000® Index1, returned (11.01%).
Value and Size factors exhibited negative performance domestically in 2018. Value had a strong fourth quarter, but it wasn’t enough to lift the factor from the poor performance over the year. Size had positive performance in the first half of the year but had a sharp reversal in the second half the year. Since the Fund targeted these factors during the reporting period, Fund performance during the reporting period was negatively affected and its performance lagged the cap-weighted Index.
The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted approximately 1bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Meet Group, American Railcar Industries, and Sunrun. The top negative contributors to the Fund’s performance during the reporting period were Aceto Corporation, Pier 1 Imports, and Lannett Company.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
Lisa Hobart
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Mid Cap 200 Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $33,737 for the Standard Class shares and to $32,908 for the Service Class shares. For comparison, look at how the Russell 2000®
Index did over the same period. The same $10,000 investment would have increased to $30,983. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 13.46%
Five Years	+ 3.07%
Ten Years	+ 12.93%
Service Class Shares
One Year	- 13.67%
Five Years	+ 2.81%
Ten Years	+ 12.65%
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000®Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP SSGA Funds–4

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and may also sell its shares to unaffiliated companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP SSGA Developed International 150 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$890.50	0.40%	$1.91
Service Class Shares	1,000.00	889.40	0.65%	3.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.40%	$2.04
Service Class Shares	1,000.00	1,021.90	0.65%	3.31
LVIP SSGA Emerging Markets 100 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$951.90	0.44%	$2.16
Service Class Shares	1,000.00	950.60	0.69%	3.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.00	0.44%	$2.24
Service Class Shares	1,000.00	1,021.70	0.69%	3.52
LVIP SSGA Large Cap 100 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$904.70	0.37%	$1.78
Service Class Shares	1,000.00	903.50	0.62%	2.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.37%	$1.89
Service Class Shares	1,000.00	1,022.10	0.62%	3.16

LVIP SSGA Funds–5

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Small-Mid Cap 200 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$820.00	0.40%	$1.83
Service Class Shares	1,000.00	819.00	0.65%	2.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.40%	$2.04
Service Class Shares	1,000.00	1,021.90	0.65%	3.31

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Funds–6

LVIP SSGA Developed International 150 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Security Type/Country	Percentage of Net Assets
Common Stock	97.59%
Australia	8.54%
Belgium	1.34%
Canada	3.52%
Finland	1.34%
France	9.40%
Germany	3.47%
Hong Kong	1.49%
Italy	1.65%
Japan	37.88%
Netherlands	2.65%
Norway	0.81%
Portugal	0.74%
Singapore	2.64%
Spain	2.90%
Sweden	2.51%
Switzerland	2.65%
United Kingdom	14.06%
Preferred Stock	0.57%
Rights	0.02%
Money Market Fund	1.24%
Total Investments	99.42%
Receivables and Other Assets Net of Liabilities	0.58%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.77%
Air Freight & Logistics	0.36%
Airlines	1.22%
Auto Components	2.00%
Automobiles	5.30%
Banks	6.66%
Building Products	1.52%
Capital Markets	0.50%
Chemicals	3.56%
Commercial Services & Supplies	0.69%
Communications Equipment	0.80%
Construction & Engineering	3.09%
Construction Materials	0.58%
Diversified Financial Services	1.38%
Diversified Telecommunication Services	2.02%
Electric Utilities	3.30%
Electronic Equipment, Instruments & Components	2.41%
Equity Real Estate Investment Trusts	5.44%
Sector	Percentage of Net Assets
Food & Staples Retailing	4.15%
Food Products	2.24%
Health Care Providers & Services	1.60%
Household Durables	2.41%
Independent Power and Renewable Electricity Producers	0.66%
Industrial Conglomerates	2.74%
Insurance	7.34%
IT Services	0.82%
Machinery	1.64%
Media	2.39%
Metals & Mining	4.88%
Multiline Retail	1.17%
Multi-Utilities	1.36%
Oil, Gas & Consumable Fuels	4.33%
Paper & Forest Products	0.54%
Pharmaceuticals	5.50%
Professional Services	0.51%
Real Estate Management & Development	0.70%
Road & Rail	0.78%
Specialty Retail	0.48%
Technology Hardware, Storage & Peripherals	3.23%
Tobacco	1.80%
Trading Companies & Distributors	4.25%
Transportation Infrastructure	0.51%
Wireless Telecommunication Services	0.55%
Total	98.18%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
SES FDR	0.99%
Alfresa Holdings	0.93%
Kansai Electric Power	0.92%
Jardine Matheson Holdings	0.88%
Iberdrola	0.87%
SCOR	0.87%
Metro Class A	0.86%
Pearson	0.86%
Sanofi	0.85%
AstraZeneca	0.85%
Total	8.88%

FDR–Fiduciary Depositary Receipt
IT–Information Technology
LVIP SSGA Funds–7

LVIP SSGA Emerging Markets 100 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Security Type/Country	Percentage of Net Assets
Common Stock	97.19%
Brazil	2.72%
Chile	0.71%
Czech Republic	1.13%
Hong Kong	26.66%
Hungary	1.11%
India	1.25%
Indonesia	1.17%
Mexico	2.03%
Republic of Korea	27.96%
Russia	5.30%
South Africa	4.93%
Taiwan	16.80%
Thailand	1.91%
Turkey	1.25%
United Arab Emirates	2.26%
Preferred Stocks	1.87%
Money Market Fund	0.20%
Total Investments	99.26%
Receivables and Other Assets Net of Liabilities	0.74%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Auto Components	1.80%
Automobiles	4.39%
Banks	16.85%
Beverages	1.15%
Capital Markets	2.82%
Chemicals	4.61%
Construction & Engineering	3.37%
Diversified Consumer Services	0.65%
Diversified Telecommunication Services	2.20%
Electric Utilities	3.32%
Electrical Equipment	0.10%
Electronic Equipment, Instruments & Components	4.84%
Equity Real Estate Investment Trusts	1.70%
Food & Staples Retailing	1.45%
Food Products	4.57%
Gas Utilities	1.18%
Health Care Providers & Services	2.06%
Hotels, Restaurants & Leisure	1.32%
Independent Power and Renewable Electricity Producers	2.31%
Industrial Conglomerates	3.62%
Insurance	2.41%
Sector	Percentage of Net Assets
Metals & Mining	5.15%
Multiline Retail	0.86%
Oil, Gas & Consumable Fuels	7.33%
Personal Products	0.93%
Pharmaceuticals	3.21%
Real Estate Management & Development	2.73%
Semiconductors & Semiconductor Equipment	0.81%
Technology Hardware, Storage & Peripherals	4.75%
Textiles, Apparel & Luxury Goods	1.17%
Tobacco	1.17%
Transportation Infrastructure	0.93%
Wireless Telecommunication Services	3.30%
Total	99.06%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
China Railway Group Class H	1.57%
First Abu Dhabi Bank PJSC	1.44%
SK Telecom	1.34%
Kangwon Land	1.32%
CITIC	1.31%
Yuanta Financial Holding	1.27%
China Mobile	1.26%
KT ADR	1.25%
Lupin	1.25%
LUKOIL ADR	1.24%
Total	13.25%

ADR–American Depositary Receipt
PJSC–Public Joint Stock Company
LVIP SSGA Funds–8

LVIP SSGA Large Cap 100 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.15%
Aerospace & Defense	0.98%
Airlines	1.04%
Automobiles	1.88%
Banks	4.40%
Biotechnology	2.25%
Building Products	0.97%
Capital Markets	1.52%
Chemicals	2.82%
Communications Equipment	2.40%
Consumer Finance	1.90%
Containers & Packaging	0.69%
Electric Utilities	4.82%
Electrical Equipment	0.98%
Electronic Equipment, Instruments & Components	1.22%
Energy Equipment & Services	0.15%
Equity Real Estate Investment Trusts	6.57%
Food Products	2.89%
Health Care Equipment & Supplies	2.41%
Health Care Providers & Services	8.30%
Hotels, Restaurants & Leisure	1.80%
Household Durables	3.25%
Household Products	1.36%
Industrial Conglomerates	0.64%
Insurance	4.65%
IT Services	3.34%
Machinery	4.90%
Media	3.16%
Metals & Mining	0.98%
Mortgage Real Estate Investment Trusts (REITs)	1.05%
Multiline Retail	3.52%
Oil, Gas & Consumable Fuels	6.04%
Pharmaceuticals	2.58%
Professional Services	0.83%
Road & Rail	3.44%
Semiconductors & Semiconductor Equipment	4.05%
Software	2.07%
Technology Hardware, Storage & Peripherals	2.36%
Tobacco	0.94%
U.S. Treasury Obligations	0.05%
Money Market Fund	0.87%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Welltower	1.50%
Realty Income	1.43%
Pfizer	1.42%
Anthem	1.36%
Ventas	1.36%
Procter & Gamble	1.36%
Exelon	1.34%
Medtronic	1.33%
Duke Energy	1.29%
Amgen	1.29%
Total	13.68%

IT–Information Technology

LVIP SSGA Funds–9

LVIP SSGA Small-Mid Cap 200 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	96.90%
Aerospace & Defense	0.71%
Airlines	0.99%
Auto Components	2.19%
Banks	0.43%
Biotechnology	2.79%
Capital Markets	1.56%
Chemicals	1.63%
Commercial Services & Supplies	1.70%
Communications Equipment	2.67%
Construction & Engineering	1.18%
Consumer Finance	0.40%
Containers & Packaging	0.43%
Diversified Telecommunication Services	0.20%
Electric Utilities	1.34%
Electrical Equipment	1.31%
Electronic Equipment, Instruments & Components	8.13%
Energy Equipment & Services	1.95%
Equity Real Estate Investment Trusts	9.03%
Food & Staples Retailing	2.37%
Food Products	0.26%
Health Care Equipment & Supplies	2.37%
Health Care Providers & Services	5.26%
Household Durables	2.62%
Insurance	2.37%
Internet Software & Services	1.35%
IT Services	0.49%
Life Sciences Tools & Services	1.48%
Machinery	3.38%
Marine	0.65%
Media	0.74%
Metals & Mining	1.27%
Mortgage Real Estate Investment Trusts (REITs)	12.66%
Multi-Utilities	2.09%
Oil, Gas & Consumable Fuels	2.00%
Paper & Forest Products	0.85%
Pharmaceuticals	0.94%
Professional Services	0.98%
Road & Rail	0.38%
Semiconductors & Semiconductor Equipment	0.79%
Specialty Retail	7.99%
Thrifts & Mortgage Finance	0.98%
Tobacco	0.67%
Trading Companies & Distributors	2.75%
Transportation Infrastructure	0.57%
Security Type/Sector	Percentage of Net Assets
U.S. Treasury Obligations	0.15%
Money Market Fund	2.52%
Total Investments	99.57%
Receivables and Other Assets Net of Liabilities	0.43%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Meet Group	1.35%
Fabrinet	0.90%
Addus HomeCare	0.86%
Medpace Holdings	0.85%
Barnes & Noble	0.84%
Omega Healthcare Investors	0.77%
Finisar	0.76%
National HealthCare	0.76%
Sunrun	0.74%
Medical Properties Trust	0.74%
Total	8.57%

IT–Information Technology

LVIP SSGA Funds–10

LVIP SSGA Developed International 150 Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–97.59%
Australia–8.54%
†Coles Group	216,479	$ 1,790,079
Dexus	987,617	7,391,934
Fortescue Metals Group	1,946,444	5,739,651
GPT Group	1,950,023	7,338,016
Mirvac Group	4,169,892	6,585,611
QBE Insurance Group	924,511	6,583,078
Scentre Group	2,363,177	6,496,775
Sonic Healthcare	389,960	6,083,421
South32	2,828,427	6,728,302
Stockland	2,257,099	5,599,392
Telstra	2,810,859	5,641,004
Vicinity Centres	3,803,863	6,970,118
Wesfarmers	216,479	4,918,113
		77,865,494
Belgium–1.34%
Solvay Class A	50,334	5,033,513
UCB	87,404	7,138,861
		12,172,374
Canada–3.52%
Cenovus Energy	859,100	6,041,137
Enbridge	235,800	7,325,138
Metro Class A	226,250	7,845,499
Power Corp of Canada	310,450	5,578,185
Power Financial	279,150	5,281,603
		32,071,562
Finland–1.34%
Nokia (London Stock Exchange)	1,264,682	7,341,626
UPM-Kymmene	193,533	4,899,059
		12,240,685
France–9.40%
AXA	265,369	5,727,166
BNP Paribas	95,460	4,311,042
Bouygues	142,229	5,107,273
Carrefour	337,513	5,767,057
Cie de Saint-Gobain	132,374	4,394,351
Creditricole	429,550	4,622,998
Engie	426,633	6,129,829
Ingenico Group	88,002	4,992,125
Klepierre	178,336	5,511,311
Peugeot	303,870	6,480,875
Renault	61,374	3,823,175
Sanofi	89,500	7,764,110
SCOR	175,673	7,897,612
SES FDR	472,066	9,038,227
Societe Generale	129,851	4,116,867
		85,684,018
Germany–3.47%
Bayer	63,602	4,423,440
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Bayerische Motoren Werke	67,178	$ 5,448,479
Daimler	85,982	4,532,531
Deutsche Lufthansa	221,853	5,010,227
Siemens	55,747	6,221,452
Uniper	231,953	5,983,342
		31,619,471
■Hong Kong–1.49%
CK Hutchison Holdings	578,514	5,552,699
Jardine Matheson Holdings	115,300	8,028,190
		13,580,889
Italy–1.65%
Assicurazioni Generali	366,614	6,127,578
Atlantia	225,569	4,668,179
Intesa Sanpaolo	1,915,334	4,264,723
		15,060,480
Japan–37.88%
AGC	177,500	5,517,225
Alfresa Holdings	331,800	8,457,454
Amada Holdings	585,500	5,255,967
Astellas Pharma	467,600	5,974,348
Bridgestone	166,988	6,406,631
Brother Industries	306,700	4,539,556
Canon	192,944	5,308,989
FUJIFILM Holdings	178,000	6,900,080
Fujitsu	120,100	7,486,572
Hitachi	192,426	5,101,259
Honda Motor	211,200	5,564,077
Idemitsu Kosan	190,400	6,193,076
ITOCHU	365,817	6,212,588
Japan Airlines	173,400	6,145,480
Japan Tobacco	258,246	6,136,204
JFE Holdings	347,100	5,528,721
JXTG Holdings	1,161,000	6,029,683
Kajima	384,600	5,166,365
Kansai Electric Power	559,100	8,384,664
Kuraray	434,000	6,104,008
Kyocera	128,300	6,413,079
LIXIL Group	318,000	3,942,251
Marubeni	969,516	6,802,620
Mazda Motor	528,900	5,437,300
Mitsubishi	261,200	7,161,202
Mitsubishi Chemical Holdings	749,400	5,661,688
Mitsubishi Gas Chemical	304,900	4,567,276
Mitsubishi Tanabe Pharma	335,221	4,839,117
Mitsubishi UFJ Financial Group	1,069,200	5,247,262
Mitsui & Co.	407,600	6,262,084
Mitsui Chemicals	227,300	5,131,574
LVIP SSGA Funds–11

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mizuho Financial Group	3,833,900	$ 5,931,946
NEC	239,300	7,115,312
NH Foods	170,300	6,401,924
Nippon Steel & Sumitomo Metal	322,600	5,542,555
Nissan Motor	663,362	5,306,446
Nomura Holdings	1,204,700	4,565,340
NSK	541,400	4,645,084
Obayashi	645,800	5,847,672
ORIX	400,500	5,852,073
Resona Holdings	1,299,434	6,232,708
Seiko Epson	396,000	5,530,803
Sekisui House	402,755	5,914,489
Seven & i Holdings	169,200	7,352,604
Shimizu	800,300	6,510,375
Sompo Holdings	180,300	6,124,810
Sumitomo	423,500	6,008,939
Sumitomo Chemical	1,246,700	6,037,408
Sumitomo Electric Industries	471,300	6,241,587
Sumitomo Mitsui Financial Group	165,600	5,459,014
Takeda Pharmaceutical	133,600	4,528,301
TDK	78,200	5,474,420
Tohoku Electric Power Holdings	533,600	7,025,332
Toppan Printing	430,200	6,323,616
Toyota Industries	121,200	5,581,237
Toyota Motor	112,082	6,488,041
Toyota Tsusho	211,600	6,217,322
West Japan Railway	101,000	7,135,770
		345,273,528
Netherlands–2.65%
ABN AMRO Group CVA	236,414	5,563,256
ING Groep	421,702	4,536,075
Koninklijke Ahold Delhaize	305,031	7,705,746
NN Group	160,700	6,389,203
		24,194,280
Norway–0.81%
Marine Harvest	352,095	7,421,280
		7,421,280
Portugal–0.74%
Energias de Portugal	1,925,442	6,735,743
		6,735,743
Singapore–2.64%
Hongkong Land Holdings	1,014,500	6,395,542
Keppel	1,189,278	5,162,903
Singapore Telecommunications	2,708,300	5,828,894
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
Wilmar International	2,896,258	$ 6,632,566
		24,019,905
Spain–2.90%
Banco Bilbao Vizcaya Argentaria	901,343	4,787,765
Enagas	267,500	7,231,066
Iberdrola	988,990	7,941,470
Repsol	403,067	6,480,127
		26,440,428
Sweden–2.51%
Investor Class B	158,847	6,750,095
Nordea Bank	657,606	5,535,856
Skanska Class B	346,013	5,517,251
SKF Class B	333,020	5,061,451
		22,864,653
Switzerland–2.65%
Adecco Group	98,870	4,647,126
†LafargeHolcim	128,224	5,291,618
Roche Holding	30,886	7,667,722
Swiss Re	70,809	6,514,452
		24,120,918
United Kingdom–14.06%
Aegon	1,051,902	4,926,731
Anglo American (London Stock Exchange)	298,000	6,663,477
AstraZeneca	104,004	7,763,475
Barratt Developments	940,886	5,550,026
Berkeley Group Holdings	131,549	5,834,603
BHP Group	357,190	7,547,786
British American Tobacco	125,963	4,008,018
BT Group	2,272,778	6,910,594
Centrica	3,667,152	6,325,730
Hammerson	896,163	3,772,779
Imperial Brands	208,073	6,315,372
J Sainsbury	2,189,772	7,402,521
Kingfisher	1,664,865	4,377,413
Legal & General Group	1,943,215	5,725,428
Marks & Spencer Group	1,840,407	5,772,243
Meggitt	1,164,155	6,993,116
Pearson	654,609	7,842,141
Rio Tinto	138,501	6,633,144
Royal Mail	933,419	3,239,788
Taylor Wimpey	2,676,593	4,654,214
Vodafone Group	2,551,210	4,960,288
WPP	451,110	4,909,425
		128,128,312
Total Common Stock (Cost $989,864,335)		889,494,020

LVIP SSGA Funds–12

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
PREFERRED STOCK–0.57%
Germany–0.57%
Porsche Automobil Holding 3.14%	87,947	$ 5,172,364
Total Preferred Stock (Cost $7,025,466)		5,172,364
RIGHTS–0.02%
Spain–0.02%
†Repsol expiration date 1/14/19	403,067	184,725
Total Rights (Cost $188,182)		184,725

	Number ofShares	Value(U.S. $)
MONEY MARKET FUND–1.24%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 2.27%)	11,273,189	$ 11,273,189
Total Money Market Fund (Cost $11,273,189)		11,273,189

TOTAL INVESTMENTS–99.42% (Cost $1,008,351,172)	906,124,298
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.58%	5,328,851
NET ASSETS APPLICABLE TO 122,334,692 SHARES OUTSTANDING–100.00%	$ 911,453,149
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($769,178,918 / 103,247,640 Shares)	$7.450
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($142,274,231 / 19,087,052 Shares)	$7.454
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,009,943,352
Distributable earnings/(accumulated loss)	(98,490,203)
TOTAL NET ASSETS	$ 911,453,149

Δ Securities have been classified by country of origin.
† Non-income producing.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
★	Includes $819,000 cash collateral held at broker for futures contracts, $2,017,901 payable for securities purchased, $102,084 payable for fund shares redeemed, $92,659 other accrued expenses payable, $299,958 due to manager and affiliates and $7,259 variation margin due to broker on futures contracts as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
182	E-mini MSCI EAFE Index	$15,615,600	$15,944,663	3/15/19	$—	$(329,063)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

LVIP SSGA Funds–13

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
CVA–Dutch Certificate
EAFE–Europe Australasia Far East
FDR–Fiduciary Depositary Receipt
MSCI–Morgan Stanley Capital International
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–14

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–97.19%
Brazil–2.72%
Hypera	793,700	$ 6,180,683
Kroton Educacional	2,048,000	4,678,693
Vale	676,700	8,871,058
		19,730,434
Chile–0.71%
Cencosud	2,836,195	5,134,576
		5,134,576
Czech Republic–1.13%
CEZ	344,382	8,209,434
		8,209,434
■Hong Kong–26.66%
Agricultural Bank of China Class H	15,004,000	6,571,700
Bank of China Class H	15,750,100	6,789,905
Bank of Communications Class H	10,635,000	8,304,151
Beijing Enterprises Holdings	1,611,500	8,544,881
CGN Power Class H	33,198,000	7,882,165
China Cinda Asset Management Class H	23,078,809	5,593,669
China CITIC Bank Class H	12,331,000	7,481,053
China Communications Construction Class H	8,196,000	7,727,460
China Construction Bank Class H	8,216,000	6,727,696
China Galaxy Securities Class H	12,493,500	5,642,590
China Merchants Port Holdings	3,734,996	6,715,566
China Minsheng Banking Class H	10,265,100	7,079,996
China Mobile	942,000	9,115,351
China Petroleum & Chemical Class H	10,120,000	7,213,631
China Railway Group Class H	12,464,000	11,356,917
China Resources Power Holdings	4,616,238	8,879,026
China State Construction International Holdings	6,694,000	5,324,385
CITIC	6,054,000	9,499,817
Dongfeng Motor Group Class H	6,894,000	6,265,854
Great Wall Motor Class H	7,838,000	4,506,331
Guangzhou Automobile Group Class H	5,823,200	5,805,544
Guangzhou R&F Properties Class H	3,427,200	5,186,129
Hengan International Group	933,000	6,773,924
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Industrial & Commercial Bank of China Class H	9,995,000	$ 7,109,039
Kingboard Holdings	1,786,500	4,765,922
Shimao Property Holdings	3,254,500	8,668,070
Sinopharm Group Class H	1,845,200	7,768,762
		193,299,534
Hungary–1.11%
Richter Gedeon	415,443	8,047,013
		8,047,013
India–1.25%
Lupin	748,683	9,045,831
		9,045,831
Indonesia–1.17%
Indofood Sukses Makmur	16,328,200	8,456,685
		8,456,685
Mexico–2.03%
Fibra Uno Administracion	5,727,811	6,368,526
Fomento Economico Mexicano	969,400	8,335,604
		14,704,130
Republic of Korea–27.96%
BNK Financial Group	852,760	5,600,247
CJ CheilJedang	28,425	8,425,708
DB Insurance	139,319	8,774,230
E-MART	32,975	5,385,159
GS Holdings	148,096	6,843,479
Hana Financial Group	193,400	6,289,914
Hankook Tire	174,613	6,275,907
Hanwha Chemical	311,279	5,646,164
Hyosung	30,009	1,346,507
†Hyosung Advanced Materials	9,745	900,441
Hyosung Chemical	6,940	885,686
†Hyosung Heavy Industries	20,284	750,950
Hyosung TNC	9,414	1,554,704
Hyundai Marine & Fire Insurance	237,492	8,721,526
Hyundai Mobis	39,344	6,712,649
Hyundai Motor	60,509	6,423,654
Hyundai Steel	186,057	7,565,831
Industrial Bank of Korea	572,948	7,215,738
Kangwon Land	334,568	9,578,084
KB Financial Group	148,818	6,208,212
Kia Motors	293,945	8,860,051
Korea Electric Power	292,414	8,661,777
LVIP SSGA Funds–15

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
KT	213	$ 5,680
KT ADR	638,468	9,079,015
KT&G	93,229	8,488,177
LG	106,595	6,675,822
LG Display	349,226	5,667,143
Lotte Chemical	21,319	5,300,585
POSCO	28,514	6,236,912
Shinhan Financial Group	204,853	7,263,286
SK Innovation	43,757	7,023,625
SK Telecom	40,256	9,712,959
Woori Bank	617,475	8,634,705
		202,714,527
Russia–5.30%
Alrosa PJSC	5,109,587	7,232,258
Gazprom ADR	1,703,575	7,542,265
Inter RAO UES PJSC	129,552,740	7,213,496
LUKOIL ADR	125,336	8,975,896
Novolipetsk Steel GDR	326,952	7,494,381
		38,458,296
South Africa–4.93%
Exxaro Resources	925,869	8,931,610
Netcare	3,911,219	7,157,528
Redefine Properties	8,773,537	5,905,325
Sasol	251,704	7,479,762
Woolworths Holdings	1,633,792	6,257,146
		35,731,371
Taiwan–16.80%
Asustek Computer	917,000	6,009,866
AU Optronics	18,233,000	7,244,904
Compal Electronics	12,415,000	7,041,051
Far Eastern New Century	9,551,000	8,673,793
First Financial Holding	12,445,650	8,108,140
Foxconn Technology	3,151,240	6,222,136
Hon Hai Precision Industry	2,186,400	5,031,861
Innolux	19,377,000	6,140,542
Inventec	10,756,000	7,696,178
Lite-On Technology	6,100,000	8,055,311
Mega Financial Holding	9,841,000	8,307,982
Nan Ya Plastics	3,006,000	7,392,789
Pegatron	3,361,000	5,626,778
Pou Chen	6,510,000	6,896,030
Uni-President Enterprises	3,646,000	8,271,526
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
United Microelectronics	16,254,000	$ 5,877,384
Yuanta Financial Holding	18,366,000	9,233,138
		121,829,409
Thailand–1.91%
Charoen Pokphand Foods-Foreign	10,582,291	7,995,220
PTT Global Chemical-Foreign	2,685,900	5,877,468
		13,872,688
Turkey–1.25%
Turkcell Iletisim Hizmetleri	2,222,514	5,096,507
Turkiye Is Bankasi Class C	4,651,272	3,969,589
		9,066,096
United Arab Emirates–2.26%
Emaar Properties PJSC	5,282,815	5,939,071
First Abu Dhabi Bank PJSC	2,729,454	10,477,234
		16,416,305
Total Common Stock (Cost $800,750,510)		704,716,329
PREFERRED STOCKS–1.87%
Brazil–0.95%
Telefonica Brasil 8.50%	576,500	6,874,760
		6,874,760
Russia–0.92%
Transneft PJSC	2,726	6,690,291
		6,690,291
Total Preferred Stocks (Cost $16,912,265)		13,565,051

MONEY MARKET FUND–0.20%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 2.27%)	1,477,628	1,477,628
Total Money Market Fund (Cost $1,477,628)		1,477,628

TOTAL INVESTMENTS–99.26% (Cost $819,140,403)	719,759,008
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.74%	5,382,303
NET ASSETS APPLICABLE TO 87,476,644 SHARES OUTSTANDING–100.00%	$ 725,141,311
LVIP SSGA Funds–16

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($546,244,883 / 65,902,677 Shares)	$8.289
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($178,896,428 / 21,573,967 Shares)	$8.292
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$ 878,755,043
Distributable earnings/(accumulated loss)	(153,613,732)
TOTAL NET ASSETS	$ 725,141,311

Δ Securities have been classified by country of origin.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
† Non-income producing.
★	Includes $299,000 cash collateral held at broker for futures contracts, $565,928 payable for fund shares redeemed, $138,982 other accrued expenses payable, $262,466 due to manager and affiliates and $20,077 variation margin due to broker on futures contracts as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
115	E-mini MSCI Emerging Markets Index	$5,559,100	$5,658,256	3/15/19	$—	$(99,156)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
GDR–Global Depository Receipt
MSCI–Morgan Stanley Capital International
PJSC–Public Joint Stock Company
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–17

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.15%
Aerospace & Defense–0.98%
United Technologies	112,743	$ 12,004,875
		12,004,875
Airlines–1.04%
Delta Air Lines	256,168	12,782,783
		12,782,783
Automobiles–1.88%
Ford Motor	1,307,981	10,006,055
General Motors	392,590	13,132,135
		23,138,190
Banks–4.40%
Citigroup	203,408	10,589,421
Citizens Financial Group	334,700	9,950,631
Fifth Third Bancorp	445,165	10,474,732
SunTrust Banks	209,344	10,559,311
Wells Fargo & Co.	270,845	12,480,538
		54,054,633
Biotechnology–2.25%
Amgen	81,332	15,832,901
Gilead Sciences	189,555	11,856,665
		27,689,566
Building Products–0.97%
Johnson Controls International	402,234	11,926,238
		11,926,238
Capital Markets–1.52%
Franklin Resources	376,900	11,178,854
Invesco	445,011	7,449,484
		18,628,338
Chemicals–2.82%
Air Products & Chemicals	87,184	13,953,799
Eastman Chemical	133,000	9,723,630
LyondellBasell Industries Class A	132,121	10,987,183
		34,664,612
Communications Equipment–2.40%
Cisco Systems	325,491	14,103,525
Juniper Networks	571,549	15,380,384
		29,483,909
Consumer Finance–1.90%
Ally Financial	531,438	12,042,385
Capital One Financial	149,505	11,301,083
		23,343,468
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging–0.69%
WestRock	223,940	$ 8,455,974
		8,455,974
Electric Utilities–4.82%
Duke Energy	183,641	15,848,218
Edison International	221,813	12,592,324
Exelon	365,600	16,488,560
PPL	508,068	14,393,567
		59,322,669
Electrical Equipment–0.98%
Eaton	176,282	12,103,522
		12,103,522
Electronic Equipment, Instruments & Components–1.22%
Corning	496,201	14,990,232
		14,990,232
Energy Equipment & Services–0.15%
†Apergy	69,500	1,882,060
		1,882,060
Equity Real Estate Investment Trusts–6.57%
Host Hotels & Resorts	766,654	12,780,122
Mid-America Apartment Communities	158,804	15,197,543
Realty Income	279,432	17,615,393
Ventas	286,524	16,787,441
Welltower	264,974	18,391,846
		80,772,345
Food Products–2.89%
Archer-Daniels-Midland	327,799	13,429,925
General Mills	312,358	12,163,221
Kraft Heinz	230,100	9,903,504
		35,496,650
Health Care Equipment & Supplies–2.41%
Medtronic	180,032	16,375,711
Zimmer Biomet Holdings	128,341	13,311,528
		29,687,239
Health Care Providers & Services–8.30%
Anthem	63,923	16,788,097
Cardinal Health	223,815	9,982,149
†Centene	136,045	15,685,988
Cigna	47,460	9,013,636
CVS Health	226,461	14,837,725
McKesson	99,289	10,968,456
Quest Diagnostics	138,152	11,503,917
Universal Health Services Class B	113,939	13,280,730
		102,060,698
LVIP SSGA Funds–18

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure–1.80%
Carnival	214,470	$ 10,573,371
Royal Caribbean Cruises	117,997	11,538,927
		22,112,298
Household Durables–3.25%
DR Horton	319,002	11,056,609
Lennar Class A	235,515	9,220,412
Newell Brands	544,887	10,129,449
Whirlpool	89,620	9,577,690
		39,984,160
Household Products–1.36%
Procter & Gamble	181,626	16,695,062
		16,695,062
Industrial Conglomerates–0.64%
General Electric	1,046,000	7,918,220
		7,918,220
Insurance–4.65%
Aflac	317,997	14,487,943
Allstate	149,696	12,369,381
Principal Financial Group	239,171	10,564,183
Prudential Financial	136,964	11,169,414
Unum Group	291,017	8,550,080
		57,141,001
IT Services–3.34%
Cognizant Technology Solutions Class A	173,909	11,039,743
DXC Technology	134,829	7,168,858
International Business Machines	92,602	10,526,069
Leidos Holdings	212,372	11,196,252
Perspecta	66,914	1,152,259
		41,083,181
Machinery–4.90%
Cummins	88,823	11,870,306
Dover	140,420	9,962,799
Ingersoll-Rand	164,627	15,018,921
PACCAR	219,058	12,516,974
Stanley Black & Decker	91,250	10,926,275
		60,295,275
Media–3.16%
Comcast Class A	415,558	14,149,750
Interpublic Group	626,806	12,931,008
Viacom Class B	458,240	11,776,768
		38,857,526
Metals & Mining–0.98%
Nucor	232,288	12,034,841
		12,034,841
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (REITs)–1.05%
Annaly Capital Management	1,314,100	$ 12,904,462
		12,904,462
Multiline Retail–3.52%
Kohl's	222,401	14,754,082
Macy's	506,565	15,085,506
Target	203,422	13,444,160
		43,283,748
Oil, Gas & Consumable Fuels–6.04%
Apache	373,225	9,797,156
Chevron	122,217	13,295,988
Exxon Mobil	189,096	12,894,456
Kinder Morgan	918,381	14,124,700
Marathon Petroleum	217,238	12,819,214
Valero Energy	151,132	11,330,366
		74,261,880
Pharmaceuticals–2.58%
Johnson & Johnson	110,355	14,241,313
Pfizer	399,670	17,445,595
		31,686,908
Professional Services–0.83%
Nielsen Holdings	438,400	10,227,872
		10,227,872
Road & Rail–3.44%
Kansas City Southern	127,780	12,196,601
Norfolk Southern	104,438	15,617,658
Union Pacific	104,491	14,443,791
		42,258,050
Semiconductors & Semiconductor Equipment–4.05%
Intel	279,730	13,127,729
Lam Research	68,028	9,263,373
Marvell Technology Group	643,037	10,410,769
†Micron Technology	252,228	8,003,194
Skyworks Solutions	134,849	9,037,580
		49,842,645
Software–2.07%
†Dell Technologies Class C	235,628	11,515,141
Oracle	307,735	13,894,235
		25,409,376
Technology Hardware, Storage & Peripherals–2.36%
Apple	83,561	13,180,912
Hewlett Packard Enterprise	783,480	10,349,771
Western Digital	148,075	5,474,333
		29,005,016

LVIP SSGA Funds–19

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Tobacco–0.94%
Altria Group	233,018	$ 11,508,759
		11,508,759
Total Common Stock (Cost $1,265,223,837)		1,218,998,281

MONEY MARKET FUND–0.87%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	10,758,840	10,758,840
Total Money Market Fund (Cost $10,758,840)		10,758,840

	Principal Amount°	Value(U.S. $)
SHORT-TERM INVESTMENTS–0.05%
U.S. TREASURY OBLIGATIONS–0.05%
∞≠U.S. Treasury Bill
2.48% 6/20/19	20,000	$ 19,771
2.54% 6/20/19	160,000	158,169
2.54% 6/20/19	420,000	415,194
		593,134
Total Short-Term Investments (Cost $593,012)		593,134

TOTAL INVESTMENTS–100.07% (Cost $1,276,575,689)	1,230,350,255
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(890,537)
NET ASSETS APPLICABLE TO 108,234,022 SHARES OUTSTANDING–100.00%	$1,229,459,718
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($928,043,293 / 81,671,592 Shares)	$11.363
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($301,416,425 / 26,562,430 Shares)	$11.347
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,185,562,589
Distributable earnings/(accumulated loss)	43,897,129
TOTAL NET ASSETS	$1,229,459,718

† Non-income producing.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
∞ Fully or partially pledged as collateral for futures contracts.
≠ The rate shown is the effective yield at the time of purchase.
★	Includes $5,463,299 payable for securities purchased, $413,971 payable for fund shares redeemed, $71,972 other accrued expenses payable, $397,838 due to manager and affiliates and $80,641 variation margin due to broker on futures contracts as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
84	E-mini S&P 500 Index	$10,521,840	$11,098,715	3/15/19	$—	$(576,875)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP SSGA Funds–20

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–21

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–96.90%
Aerospace & Defense–0.71%
National Presto Industries	20,523	$ 2,399,549
		2,399,549
Airlines–0.99%
Alaska Air Group	31,400	1,910,690
Hawaiian Holdings	54,800	1,447,268
		3,357,958
Auto Components–2.19%
Adient	34,000	512,040
†American Axle & Manufacturing Holdings	131,100	1,455,210
Cooper Tire & Rubber	68,600	2,217,838
Goodyear Tire & Rubber	73,200	1,494,012
Tower International	74,100	1,763,580
		7,442,680
Banks–0.43%
FNB	148,500	1,461,240
		1,461,240
Biotechnology–2.79%
†AgeX Therapeutics	78,790	235,582
†AMAG Pharmaceuticals	101,100	1,535,709
†BioTime	771,400	704,288
†Concert Pharmaceuticals	86,400	1,084,320
†Myriad Genetics	67,600	1,965,132
†PDL BioPharma	672,170	1,949,293
†United Therapeutics	18,200	1,981,980
		9,456,304
Capital Markets–1.56%
†Blucora	82,600	2,200,464
GAIN Capital Holdings	295,400	1,819,664
Legg Mason	50,300	1,283,153
		5,303,281
Chemicals–1.63%
Hawkins	60,500	2,477,475
Innophos Holdings	49,600	1,216,688
Tredegar	115,100	1,825,486
		5,519,649
Commercial Services & Supplies–1.70%
Ennis	99,508	1,915,529
LSC Communications	114,528	801,696
Quad/Graphics	75,982	936,098
Steelcase Class A	143,000	2,120,690
		5,774,013
Communications Equipment–2.67%
ADTRAN	124,600	1,338,204
†Applied Optoelectronics	76,245	1,176,460
Comtech Telecommunications	67,100	1,633,214
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†Finisar	119,300	$ 2,576,880
InterDigital	27,000	1,793,610
†Lumentum Holdings	12,841	539,451
		9,057,819
Construction & Engineering–1.18%
†Arcosa	20,565	569,445
Argan	51,300	1,941,192
†Tutor Perini	94,000	1,501,180
		4,011,817
Consumer Finance–0.40%
Navient	154,203	1,358,528
		1,358,528
Containers & Packaging–0.43%
Greif Class A	39,100	1,451,001
		1,451,001
Diversified Telecommunication Services–0.20%
†Frontier Communications	282,100	671,398
		671,398
Electric Utilities–1.34%
OGE Energy	61,900	2,425,861
Pinnacle West Capital	25,000	2,130,000
		4,555,861
Electrical Equipment–1.31%
Regal Beloit	27,800	1,947,390
†Sunrun	230,627	2,511,528
		4,458,918
Electronic Equipment, Instruments & Components–8.13%
†Arrow Electronics	26,077	1,798,009
Avnet	47,409	1,711,465
AVX	117,476	1,791,509
Benchmark Electronics	64,791	1,372,273
†Fabrinet	59,700	3,063,207
†Insight Enterprises	58,100	2,367,575
†Kimball Electronics	119,609	1,852,743
PC Connection	79,001	2,348,700
†Sanmina	74,697	1,797,210
†ScanSource	59,589	2,048,670
SYNNEX	28,132	2,274,191
†Tech Data	24,554	2,008,763
†TTM Technologies	126,000	1,225,980
Vishay Intertechnology	106,500	1,918,065
		27,578,360
Energy Equipment & Services–1.95%
†Diamond Offshore Drilling	125,600	1,185,664
Ensco Class A	411,564	1,465,168
†Noble	489,301	1,281,969
LVIP SSGA Funds–22

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Rowan Class A	161,103	$ 1,351,654
†Transocean	191,326	1,327,802
		6,612,257
Equity Real Estate Investment Trusts–9.03%
Apple Hospitality REIT	115,500	1,647,030
Colony Capital	354,500	1,659,060
CorEnergy Infrastructure Trust	52,777	1,745,863
Global Net Lease	119,700	2,109,114
Government Properties Income Trust	148,600	1,020,882
Hersha Hospitality Trust	113,269	1,986,738
Industrial Logistics Properties Trust	53,129	1,045,043
Jernigan Capital	109,400	2,168,308
Kimco Realty	138,800	2,033,420
Lexington Realty Trust	251,900	2,068,099
MedEquities Realty Trust	193,400	1,322,856
Medical Properties Trust	155,817	2,505,537
Omega Healthcare Investors	74,400	2,615,160
Park Hotels & Resorts	74,700	1,940,706
Pebblebrook Hotel Trust	73,161	2,071,188
Sabra Health Care REIT	116,800	1,924,864
Select Income REIT	105,727	778,151
		30,642,019
Food & Staples Retailing–2.37%
Ingles Markets Class A	58,900	1,603,258
SpartanNash	114,219	1,962,282
Village Super Market Class A	77,208	2,064,542
Weis Markets	50,200	2,398,556
		8,028,638
Food Products–0.26%
Dean Foods	232,900	887,349
		887,349
Health Care Equipment & Supplies–2.37%
†AngioDynamics	117,600	2,367,288
†Avanos Medical	42,200	1,890,138
†FONAR	72,800	1,473,472
STERIS	21,700	2,318,645
		8,049,543
Health Care Providers & Services–5.26%
†Acadia Healthcare	49,816	1,280,769
Aceto	263,952	221,720
†Addus HomeCare	42,800	2,905,264
†Civitas Solutions	130,100	2,278,051
†Cross Country Healthcare	176,200	1,291,546
†Magellan Health	18,750	1,066,688
†MEDNAX	35,861	1,183,413
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
National HealthCare	32,664	$ 2,562,491
Owens & Minor	128,300	812,139
Patterson	89,200	1,753,672
†Surgery Partners	119,700	1,171,863
†Triple-S Management Class B	75,119	1,306,319
		17,833,935
Household Durables–2.62%
†Beazer Homes USA	122,000	1,156,560
CSS Industries	110,534	991,490
Flexsteel Industries	55,200	1,218,816
†M/I Homes	61,600	1,294,832
MDC Holdings	69,481	1,953,111
†Meritage Homes	43,475	1,596,402
†Taylor Morrison Home Class A	43,000	683,700
		8,894,911
Insurance–2.37%
American National Insurance	17,107	2,176,695
Assured Guaranty	55,699	2,132,158
FBL Financial Group Class A	27,500	1,805,375
Old Republic International	93,578	1,924,899
		8,039,127
Internet Software & Services–1.35%
†Meet Group	986,120	4,565,736
		4,565,736
IT Services–0.49%
†Sykes Enterprises	67,005	1,657,034
		1,657,034
Life Sciences Tools & Services–1.48%
Luminex	92,838	2,145,486
†Medpace Holdings	54,500	2,884,685
		5,030,171
Machinery–3.38%
Briggs & Stratton	93,047	1,217,055
EnPro Industries	25,600	1,538,560
Greenbrier	39,095	1,545,816
Hurco	43,300	1,545,810
Miller Industries	78,780	2,127,060
NN	86,300	579,073
Timken	44,000	1,642,080
Trinity Industries	61,395	1,264,123
		11,459,577

LVIP SSGA Funds–23

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Marine–0.65%
Matson	68,600	$ 2,196,572
		2,196,572
Media–0.74%
Entercom Communications Class A	209,000	1,193,390
Entravision Communications Class A	448,500	1,305,135
		2,498,525
Metals & Mining–1.27%
Compass Minerals International	32,300	1,346,587
Reliance Steel & Aluminum	23,545	1,675,698
Schnitzer Steel Industries Class A	59,230	1,276,406
		4,298,691
Mortgage Real Estate Investment Trusts (REITs)–12.66%
AG Mortgage Investment Trust	112,885	1,798,258
AGNC Investment	104,000	1,824,160
Annaly Capital Management	103,819	1,019,503
Anworth Mortgage Asset	398,779	1,611,067
Apollo Commercial Real Estate Finance	107,356	1,788,551
Ares Commercial Real Estate	157,729	2,056,786
ARMOUR Residential REIT	86,800	1,779,400
Capstead Mortgage	227,681	1,518,632
Cherry Hill Mortgage Investment	112,100	1,966,234
Chimera Investment	111,803	1,992,329
Dynex Capital	305,900	1,749,748
Exantas Capital	210,000	2,104,200
Great Ajax	149,000	1,795,450
Invesco Mortgage Capital	119,631	1,732,257
MFA Financial	261,885	1,749,392
New Residential Investment	118,033	1,677,249
New York Mortgage Trust	329,306	1,939,612
PennyMac Mortgage Investment Trust	110,911	2,065,163
Ready Capital	135,400	1,872,582
Redwood Trust	130,073	1,960,200
Starwood Property Trust	93,146	1,835,908
TPG RE Finance Trust	98,500	1,800,580
Two Harbors Investment	127,173	1,632,901
Western Asset Mortgage Capital	201,200	1,678,008
		42,948,170
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities–2.09%
Black Hills	37,400	$ 2,347,972
NorthWestern	37,700	2,240,888
SCANA	52,200	2,494,116
		7,082,976
Oil, Gas & Consumable Fuels–2.00%
†Antero Resources	100,000	939,000
†Cloud Peak Energy	587,600	215,238
†Midstates Petroleum	148,400	1,114,484
NACCO Industries Class A	51,200	1,735,680
SemGroup Class A	91,400	1,259,492
†Southwestern Energy	441,300	1,504,833
		6,768,727
Paper & Forest Products–0.85%
Domtar	46,446	1,631,648
Schweitzer-Mauduit International	50,468	1,264,223
		2,895,871
Pharmaceuticals–0.94%
†Akorn	105,800	358,662
†Lannett	125,039	620,194
†Mallinckrodt	139,454	2,203,373
		3,182,229
Professional Services–0.98%
Heidrick & Struggles International	62,000	1,933,780
Kelly Services Class A	68,020	1,393,050
		3,326,830
Road & Rail–0.38%
Ryder System	27,137	1,306,647
		1,306,647
Semiconductors & Semiconductor Equipment–0.79%
†Amkor Technology	189,800	1,245,088
Cohu	36,225	582,136
†Ultra Clean Holdings	101,600	860,552
		2,687,776
Specialty Retail–7.99%
Barnes & Noble	400,800	2,841,672
Bed Bath & Beyond	90,600	1,025,592
Buckle	94,200	1,821,828
Cato Class A	138,300	1,973,541
DSW Class A	90,100	2,225,470
Foot Locker	44,600	2,372,720
GameStop Class A	144,124	1,818,845
Group 1 Automotive	30,400	1,602,688
Haverty Furniture	104,300	1,958,754
Office Depot	962,500	2,483,250
Penske Automotive Group	45,200	1,822,464
Pier 1 Imports	643,300	196,721

LVIP SSGA Funds–24

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Signet Jewelers	50,200	$ 1,594,854
Sonic Automotive Class A	107,500	1,479,200
Tile Shop Holdings	347,345	1,903,451
		27,121,050
Thrifts & Mortgage Finance–0.98%
New York Community Bancorp	149,700	1,408,677
Oritani Financial	129,300	1,907,175
		3,315,852
Tobacco–0.67%
Universal	41,743	2,260,383
		2,260,383
Trading Companies & Distributors–2.75%
Air Lease	46,744	1,412,136
Aircastle	98,590	1,699,692
†CAI International	93,300	2,167,359
GATX	28,692	2,031,680
Triton International	65,400	2,031,978
		9,342,845
Transportation Infrastructure–0.57%
Macquarie Infrastructure	52,800	1,930,368
		1,930,368
Total Common Stock (Cost $378,667,934)		328,722,185

	Number ofShares	Value(U.S. $)
MONEY MARKET FUND–2.52%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	8,547,732	$ 8,547,732
Total Money Market Fund (Cost $8,547,732)		8,547,732

	Principal Amount°
SHORT-TERM INVESTMENTS–0.15%
U.S. TREASURY OBLIGATIONS–0.15%
∞≠U.S. Treasury Bill
2.48% 6/20/19	65,000	64,256
2.54% 6/20/19	430,000	425,080
		489,336
Total Short-Term Investments (Cost $489,245)		489,336

TOTAL INVESTMENTS–99.57% (Cost $387,704,911)	337,759,253
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.43%	1,471,872
NET ASSETS APPLICABLE TO 30,924,666 SHARES OUTSTANDING–100.00%	$339,231,125
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($206,168,794 / 18,788,105 Shares)	$10.973
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($133,062,331 / 12,136,561 Shares)	$10.964
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$386,530,108
Distributable earnings/(accumulated loss)	(47,298,983)
TOTAL NET ASSETS	$339,231,125

† Non-income producing.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
∞ Fully or partially pledged as collateral for futures contracts.
≠ The rate shown is the effective yield at the time of purchase.
LVIP SSGA Funds–25

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
★	Includes $994,459 payable for securities purchased, $332,806 payable for fund shares redeemed, $32,460 other accrued expenses payable, $131,672 due to manager and affiliates and $58,781 variation margin due to broker on futures contracts as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
117	E-mini Russell 2000 Index	$7,891,650	$8,295,646	3/15/19	$—	$(403,996)
7	E-mini S&P MidCap 400 Index	1,163,540	1,221,126	3/15/19	—	(57,586)
Total Futures Contracts					$—	$(461,582)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–26

LVIP SSGA Funds
Statements of Operations
Year Ended December 31, 2018
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends	$ 39,941,034	$ 34,302,875	$ 34,289,390	$ 9,712,751
Interest	44,242	14,307	51,785	43,863
Non-cash dividends	—	5,259,071	—	1,100,991
Foreign Taxes Withheld	(3,912,517)	(4,466,454)	—	(1,028)
	36,072,759	35,109,799	34,341,175	10,856,577
EXPENSES:
Management fees	3,302,714	2,661,787	3,849,327	1,217,938
Distribution fees-Service Class	405,001	490,833	870,602	375,890
Shareholder servicing fees	292,058	227,763	362,435	108,067
Accounting and administration expenses	246,538	191,627	306,343	91,491
Custodian fees	104,821	288,826	17,936	3,874
Professional fees	80,253	66,138	49,464	37,046
Trustees’ fees and expenses	32,965	25,723	40,962	12,130
Pricing fees	22,292	16,706	445	665
Reports and statements to shareholders	18,789	64,713	36,418	57,527
Consulting fees	2,381	2,230	2,532	1,949
Other	14,699	7,391	32,541	7,865
	4,522,511	4,043,737	5,569,005	1,914,442
Less:
Management fees waived	(80,001)	(64,999)	(107,500)	(32,500)
Total operating expenses	4,442,510	3,978,738	5,461,505	1,881,942
NET INVESTMENT INCOME	31,630,249	31,131,061	28,879,670	8,974,635
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	66,144,617	42,329,137	123,986,078	13,906,000
Foreign currencies	(431,704)	(590,760)	—	—
Futures contracts	(2,839,915)	(1,336,312)	(121,739)	(911,971)
Net realized gain	62,872,998	40,402,065	123,864,339	12,994,029
Net change in unrealized appreciation (depreciation) of:
Investments	(253,791,563)	(171,900,583)	(293,571,564)	(70,638,658)
Foreign currencies	(130,705)	(76,091)	—	—
Futures contracts	(745,209)	(841,216)	(681,318)	(546,328)
Net change in unrealized appreciation (depreciation)	(254,667,477)	(172,817,890)	(294,252,882)	(71,184,986)
NET REALIZED AND UNREALIZED LOSS	(191,794,479)	(132,415,825)	(170,388,543)	(58,190,957)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(160,164,230)	$(101,284,764)	$(141,508,873)	$(49,216,322)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–27

LVIP SSGA Funds
Statements of Changes in Net Assets
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund		LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 31,630,249	$ 29,739,105	$ 31,131,061	$ 21,238,560	$ 28,879,670	$ 32,138,241	$ 8,974,635	$ 6,317,412
Net realized gain	62,872,998	52,504,852	40,402,065	47,544,589	123,864,339	179,733,311	12,994,029	34,381,949
Net change in unrealized appreciation (depreciation)	(254,667,477)	126,073,751	(172,817,890)	80,727,357	(294,252,882)	26,067,152	(71,184,986)	(20,866,342)
Net increase (decrease) in net assets resulting from operations	(160,164,230)	208,317,708	(101,284,764)	149,510,506	(141,508,873)	237,938,704	(49,216,322)	19,833,019
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(51,325,983)	(36,052,364)	(24,143,626)	(15,862,243)	(78,705,440)	(147,810,275)	(12,600,849)	(19,786,615)
Service Class	(9,141,538)	(6,565,497)	(7,524,975)	(4,871,748)	(27,009,801)	(55,132,884)	(7,929,363)	(15,391,781)
Return of capital:
Standard Class	—	—	(2,558,051)	—	—	—	—	—
Service Class	—	—	(797,280)	—	—	—	—	—
	(60,467,521)	(42,617,861)	(35,023,932)	(20,733,991)	(105,715,241)	(202,943,159)	(20,530,212)	(35,178,396)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	128,436,676	102,208,398	106,029,246	150,073,891	220,655,080	123,335,488	79,935,273	65,449,531
Service Class	23,974,235	30,107,680	29,809,551	32,450,962	40,510,152	54,861,440	30,709,207	35,562,786
Reinvestment of dividends and distributions:
Standard Class	51,325,983	36,052,364	26,701,677	15,862,243	78,705,440	147,810,275	12,600,849	19,786,615
Service Class	9,141,538	6,565,497	8,322,255	4,871,748	27,009,801	55,132,884	7,929,363	15,391,781
	212,878,432	174,933,939	170,862,729	203,258,844	366,880,473	381,140,087	131,174,692	136,190,713
Cost of shares redeemed:
Standard Class	(130,732,336)	(117,139,735)	(105,221,186)	(99,279,642)	(138,302,695)	(435,123,543)	(45,865,289)	(22,424,986)
Service Class	(26,650,115)	(35,887,564)	(33,537,569)	(43,404,151)	(68,601,072)	(70,095,836)	(28,506,486)	(32,385,093)
	(157,382,451)	(153,027,299)	(138,758,755)	(142,683,793)	(206,903,767)	(505,219,379)	(74,371,775)	(54,810,079)
Increase (decrease) in net assets derived from capital share transactions	55,495,981	21,906,640	32,103,974	60,575,051	159,976,706	(124,079,292)	56,802,917	81,380,634
NET INCREASE (DECREASE) IN NET ASSETS	(165,135,770)	187,606,487	(104,204,722)	189,351,566	(87,247,408)	(89,083,747)	(12,943,617)	66,035,257
NET ASSETS:
Beginning of year	1,076,588,919	888,982,432	829,346,033	639,994,467	1,316,707,126	1,405,790,873	352,174,742	286,139,485
End of year	$ 911,453,149	$1,076,588,919	$ 725,141,311	$ 829,346,033	$1,229,459,718	$ 1,316,707,126	$339,231,125	$ 352,174,742
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (36,052,364)		$(15,862,243)		$ (25,636,358)		$ (4,644,849)
Service Class		(6,565,497)		(4,871,748)		(9,176,331)		(3,342,025)
Net realized gain:
Standard Class		—		—		(122,173,917)		(15,141,766)
Service Class		—		—		(45,956,553)		(12,049,756)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–28

LVIP SSGA Developed International 150 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.392	$ 7.925	$ 7.663	$ 9.077	$ 9.491
Income (loss) from investment operations:
Net investment income[1]	0.287	0.269	0.289	0.278	0.302
Net realized and unrealized gain (loss)	(1.698)	1.593	0.453	(0.676)	(0.209)
Total from investment operations	(1.411)	1.862	0.742	(0.398)	0.093
Less dividends and distributions from:
Net investment income	(0.320)	(0.395)	(0.300)	(0.259)	(0.318)
Net realized gain	(0.211)	—	(0.180)	(0.757)	(0.189)
Total dividends and distributions	(0.531)	(0.395)	(0.480)	(1.016)	(0.507)
Net asset value, end of period	$ 7.450	$ 9.392	$ 7.925	$ 7.663	$ 9.077
Total return[2]	(15.23%)	23.58%	9.73%	(4.30%)	0.91%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 769,179	$905,853	$745,352	$682,486	$748,475
Ratio of expenses to average net assets	0.40%	0.39%	0.38%	0.39%	0.38%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.40%	0.39%	0.39%	0.51%
Ratio of net investment income to average net assets	3.18%	3.02%	3.77%	3.03%	3.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.17%	3.01%	3.76%	3.03%	2.91%
Portfolio turnover	49%	55%	63%	57%	53%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–29

LVIP SSGA Developed International 150 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.395	$ 7.928	$ 7.668	$ 9.080	$ 9.494
Income (loss) from investment operations:
Net investment income[1]	0.264	0.247	0.270	0.255	0.277
Net realized and unrealized gain (loss)	(1.697)	1.593	0.451	(0.674)	(0.209)
Total from investment operations	(1.433)	1.840	0.721	(0.419)	0.068
Less dividends and distributions from:
Net investment income	(0.297)	(0.373)	(0.281)	(0.236)	(0.293)
Net realized gain	(0.211)	—	(0.180)	(0.757)	(0.189)
Total dividends and distributions	(0.508)	(0.373)	(0.461)	(0.993)	(0.482)
Net asset value, end of period	$ 7.454	$ 9.395	$ 7.928	$ 7.668	$ 9.080
Total return[2]	(15.44%)	23.25%	9.46%	(4.53%)	0.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 142,274	$170,736	$143,630	$143,127	$151,765
Ratio of expenses to average net assets	0.65%	0.64%	0.63%	0.64%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.65%	0.64%	0.64%	0.76%
Ratio of net investment income to average net assets	2.93%	2.77%	3.52%	2.78%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.92%	2.76%	3.51%	2.78%	2.66%
Portfolio turnover	49%	55%	63%	57%	53%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–30

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.923	$ 8.232	$ 7.325	$ 9.288	$ 9.917
Income (loss) from investment operations:
Net investment income[1]	0.380	0.284	0.223	0.357	0.322
Net realized and unrealized gain (loss)	(1.593)	1.669	0.914	(1.940)	(0.658)
Total from investment operations	(1.213)	1.953	1.137	(1.583)	(0.336)
Less dividends and distributions from:
Net investment income	(0.381)	(0.262)	(0.230)	(0.380)	(0.293)
Return of capital	(0.040)	—	—	—	—
Total dividends and distributions	(0.421)	(0.262)	(0.230)	(0.380)	(0.293)
Net asset value, end of period	$ 8.289	$ 9.923	$ 8.232	$ 7.325	$ 9.288
Total return[2]	(12.31%)	23.83%	15.44%	(17.04%)	(3.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 546,245	$621,221	$462,296	$ 421,228	$492,713
Ratio of expenses to average net assets	0.44%	0.43%	0.44%	0.46%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.45%	0.44%	0.45%	0.46%	0.69%
Ratio of net investment income to average net assets	4.03%	2.99%	2.86%	3.99%	3.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.02%	2.98%	2.85%	3.99%	3.03%
Portfolio turnover	46%	56%	73%	51%	84%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–31

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.925	$ 8.235	$ 7.329	$ 9.289	$ 9.917
Income (loss) from investment operations:
Net investment income[1]	0.356	0.260	0.204	0.334	0.297
Net realized and unrealized gain (loss)	(1.593)	1.668	0.913	(1.936)	(0.657)
Total from investment operations	(1.237)	1.928	1.117	(1.602)	(0.360)
Less dividends and distributions from:
Net investment income	(0.358)	(0.238)	(0.211)	(0.358)	(0.268)
Return of capital	(0.038)	—	—	—	—
Total dividends and distributions	(0.396)	(0.238)	(0.211)	(0.358)	(0.268)
Net asset value, end of period	$ 8.292	$ 9.925	$ 8.235	$ 7.329	$ 9.289
Total return[2]	(12.54%)	23.51%	15.16%	(17.25%)	(3.61%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 178,896	$208,125	$177,698	$ 166,173	$184,408
Ratio of expenses to average net assets	0.69%	0.68%	0.69%	0.71%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.69%	0.70%	0.71%	0.94%
Ratio of net investment income to average net assets	3.78%	2.74%	2.61%	3.74%	3.03%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.77%	2.73%	2.60%	3.74%	2.78%
Portfolio turnover	46%	56%	73%	51%	84%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–32

LVIP SSGA Large Cap 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.915	$ 13.786	$ 12.878	$ 15.954	$ 14.468
Income (loss) from investment operations:
Net investment income[1]	0.325	0.343	0.342	0.359	0.365
Net realized and unrealized gain (loss)	(1.762)	2.188	2.302	(1.141)	2.044
Total from investment operations	(1.437)	2.531	2.644	(0.782)	2.409
Less dividends and distributions from:
Net investment income	(0.296)	(0.430)	(0.316)	(0.391)	(0.393)
Net realized gain	(0.819)	(1.972)	(1.420)	(1.903)	(0.530)
Total dividends and distributions	(1.115)	(2.402)	(1.736)	(2.294)	(0.923)
Net asset value, end of period	$ 11.363	$ 13.915	$ 13.786	$ 12.878	$ 15.954
Total return[2]	(11.11%)	18.76%	21.53%	(4.67%)	16.73%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 928,043	$949,169	$1,081,971	$674,162	$1,031,276
Ratio of expenses to average net assets	0.37%	0.36%	0.34%	0.34%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.38%	0.37%	0.35%	0.34%	0.41%
Ratio of net investment income to average net assets	2.38%	2.33%	2.56%	2.32%	2.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.37%	2.32%	2.55%	2.32%	2.30%
Portfolio turnover	53%	64%	57%	61%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–33

LVIP SSGA Large Cap 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.895	$ 13.771	$ 12.870	$ 15.944	$ 14.463
Income (loss) from investment operations:
Net investment income[1]	0.291	0.306	0.306	0.318	0.325
Net realized and unrealized gain (loss)	(1.759)	2.183	2.298	(1.137)	2.041
Total from investment operations	(1.468)	2.489	2.604	(0.819)	2.366
Less dividends and distributions from:
Net investment income	(0.261)	(0.393)	(0.283)	(0.352)	(0.355)
Net realized gain	(0.819)	(1.972)	(1.420)	(1.903)	(0.530)
Total dividends and distributions	(1.080)	(2.365)	(1.703)	(2.255)	(0.885)
Net asset value, end of period	$ 11.347	$ 13.895	$ 13.771	$ 12.870	$ 15.944
Total return[2]	(11.33%)	18.47%	21.22%	(4.91%)	16.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 301,416	$367,538	$323,820	$299,856	$339,894
Ratio of expenses to average net assets	0.62%	0.61%	0.59%	0.59%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.63%	0.62%	0.60%	0.59%	0.66%
Ratio of net investment income to average net assets	2.13%	2.08%	2.31%	2.07%	2.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.12%	2.07%	2.30%	2.07%	2.05%
Portfolio turnover	53%	64%	57%	61%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–34

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.461	$ 14.163	$ 11.701	$ 14.908	$ 15.394
Income (loss) from investment operations:
Net investment income[1]	0.339	0.309	0.315	0.344	0.432
Net realized and unrealized gain (loss)	(2.091)	0.550	3.107	(1.347)	0.204
Total from investment operations	(1.752)	0.859	3.422	(1.003)	0.636
Less dividends and distributions from:
Net investment income	(0.412)	(0.367)	(0.281)	(0.330)	(0.516)
Net realized gain	(0.324)	(1.194)	(0.679)	(1.874)	(0.606)
Total dividends and distributions	(0.736)	(1.561)	(0.960)	(2.204)	(1.122)
Net asset value, end of period	$ 10.973	$ 13.461	$ 14.163	$ 11.701	$ 14.908
Total return[2]	(13.46%)	6.33%	30.09%	(6.84%)	4.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 206,169	$200,815	$146,614	$107,473	$117,200
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.41%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.41%	0.41%	0.41%	0.52%
Ratio of net investment income to average net assets	2.51%	2.17%	2.50%	2.39%	2.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.50%	2.16%	2.49%	2.39%	2.72%
Portfolio turnover	71%	67%	74%	70%	56%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–35

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.446	$ 14.150	$ 11.696	$ 14.901	$ 15.388
Income (loss) from investment operations:
Net investment income[1]	0.305	0.273	0.283	0.306	0.393
Net realized and unrealized gain (loss)	(2.084)	0.548	3.099	(1.343)	0.203
Total from investment operations	(1.779)	0.821	3.382	(1.037)	0.596
Less dividends and distributions from:
Net investment income	(0.379)	(0.331)	(0.249)	(0.294)	(0.477)
Net realized gain	(0.324)	(1.194)	(0.679)	(1.874)	(0.606)
Total dividends and distributions	(0.703)	(1.525)	(0.928)	(2.168)	(1.083)
Net asset value, end of period	$ 10.964	$ 13.446	$ 14.150	$ 11.696	$ 14.901
Total return[2]	(13.67%)	6.07%	29.76%	(7.08%)	4.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 133,062	$151,360	$139,525	$113,416	$116,053
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.66%	0.66%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.66%	0.66%	0.77%
Ratio of net investment income to average net assets	2.26%	1.92%	2.25%	2.14%	2.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.25%	1.91%	2.24%	2.14%	2.47%
Portfolio turnover	71%	67%	74%	70%	56%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–36

LVIP SSGA Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund, and LVIP SSGA Small-Mid Cap 200 Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are a diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and may also sell its shares to unaffiliated insurance companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of each Fund is to seek to maximize long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2018, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Funds–37

LVIP SSGA Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Funds' understanding of the applicable country’s tax rules and rates.   In addition, the Funds may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on non convertible bonds are amortized to interest income over the lives of the respective securities using the effective interest method.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Funds in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   The management fees, net of waivers, are calculated daily and paid monthly. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%
LIAC has contractually agreed to waive a portion of its advisory fee. This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The waiver amount of each Fund’s average daily net assets are as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $50 million	0.070%	0.065%	0.080%	0.065%
On the next $50 million	0.010%	0.025%	0.015%	—
On the next $400 million.	0.010%	0.005%	0.015%	—
SSGA Funds Management, Inc.(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
LVIP SSGA Funds–38

LVIP SSGA Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Administrative	$57,621	$44,880	$71,671	$21,033
Legal	11,411	8,795	14,208	4,205
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2018, these fees were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Printing and mailing	$6,979	$54,490	$19,730	$49,427
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
At December 31, 2018, each Fund had liabilities payable to affiliates as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$247,398	$205,360	$303,385	$93,164
Distribution fees payable to LFD	30,483	38,333	65,964	29,038
Printing and mailing fees payable to Lincoln Life	(343)	764	(900)	1,018
Shareholder servicing fees payable to Lincoln Life	22,420	18,009	29,389	8,452
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Purchases	$521,324,490	$390,970,832	$760,532,476	$304,217,727
Sales	483,392,680	354,126,114	656,268,584	258,437,967
LVIP SSGA Funds–39

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Funds were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Cost of investments and derivatives	$1,014,721,425	$ 823,730,822	$1,280,556,747	$389,274,758
Aggregate unrealized appreciation of investments and derivatives	$ 35,443,585	$ 31,289,646	$ 97,370,968	$ 19,269,284
Aggregate unrealized depreciation of investments and derivatives	(144,043,731)	(135,261,460)	(147,577,460)	(70,784,789)
Net unrealized depreciation of investments and derivatives	$ (108,600,146)	$(103,971,814)	$ (50,206,492)	$ (51,515,505)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Funds–40

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
LVIP SSGA Developed International 150 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 1,790,079	$ 76,075,415	$—	$ 77,865,494
Belgium	—	12,172,374	—	12,172,374
Canada	32,071,562	—	—	32,071,562
Finland	—	12,240,685	—	12,240,685
France	—	85,684,018	—	85,684,018
Germany	—	31,619,471	—	31,619,471
Hong Kong	—	13,580,889	—	13,580,889
Italy	—	15,060,480	—	15,060,480
Japan	—	345,273,528	—	345,273,528
Netherlands	—	24,194,280	—	24,194,280
Norway	—	7,421,280	—	7,421,280
Portugal	—	6,735,743	—	6,735,743
Singapore	—	24,019,905	—	24,019,905
Spain	—	26,440,428	—	26,440,428
Sweden	—	22,864,653	—	22,864,653
Switzerland	—	24,120,918	—	24,120,918
United Kingdom	—	128,128,312	—	128,128,312
Preferred Stock	—	5,172,364	—	5,172,364
Rights	184,725	—	—	184,725
Money Market Fund	11,273,189	—	—	11,273,189
Total Investments	$45,319,555	$860,804,743	$—	$906,124,298
Derivatives:

Liabilities:
Futures Contracts	$(329,063)	$—	$—	$(329,063)
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Funds–41

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP SSGA Emerging Markets 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$ —	$ 19,730,434	$—	$ 19,730,434
Chile	5,134,576	—	—	5,134,576
Czech Republic	—	8,209,434	—	8,209,434
Hong Kong	—	193,299,534	—	193,299,534
Hungary	—	8,047,013	—	8,047,013
India	—	9,045,831	—	9,045,831
Indonesia	—	8,456,685	—	8,456,685
Mexico	14,704,130	—	—	14,704,130
Republic of Korea	9,079,015	193,635,512	—	202,714,527
Russia	—	38,458,296	—	38,458,296
South Africa	—	35,731,371	—	35,731,371
Taiwan	—	121,829,409	—	121,829,409
Thailand	13,872,688	—	—	13,872,688
Turkey	—	9,066,096	—	9,066,096
United Arab Emirates	—	16,416,305	—	16,416,305
Preferred Stocks	—	13,565,051	—	13,565,051
Money Market Fund	1,477,628	—	—	1,477,628
Total Investments	$44,268,037	$675,490,971	$—	$719,759,008
Derivatives:

Liabilities:
Futures Contracts	$(99,156)	$—	$—	$(99,156)
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Large Cap 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,218,998,281	$ —	$—	$1,218,998,281
Money Market Fund	10,758,840	—	—	10,758,840
Short-Term Investment	—	593,134	—	593,134
Total Investments	$1,229,757,121	$593,134	$—	$1,230,350,255
Derivatives:

Liabilities:
Futures Contracts	$(576,875)	$—	$—	$(576,875)
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Funds–42

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP SSGA Small-Mid Cap 200 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$328,722,185	$ —	$—	$328,722,185
Money Market Fund	8,547,732	—	—	8,547,732
Short-Term Investment	—	489,336	—	489,336
Total Investments	$337,269,917	$489,336	$—	$337,759,253
Derivatives:

Liabilities:
Futures Contracts	$(461,582)	$—	$—	$(461,582)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Year ended December 31, 2018
Ordinary income	$52,855,419	$31,668,601	$ 59,585,693	$14,554,308
Long-term capital gains	7,612,102	—	46,129,548	5,975,904
Return of capital	—	3,355,331	—	—
Total	$60,467,521	$35,023,932	$105,715,241	$20,530,212
Year ended December 31, 2017
Ordinary income	$42,617,861	$20,733,991	$159,211,412	$34,322,674
Long-term capital gains	—	—	43,731,747	855,722
Total	$42,617,861	$20,733,991	$202,943,159	$35,178,396
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Undistributed ordinary income	$ —	$ —	$ 3,785,930	$ —
Undistributed long-term capital gains	10,117,366	—	90,317,691	4,216,522
Capital loss carryforward	—	(49,619,402)	—	—
Net unrealized depreciation	(108,607,569)	(103,994,330)	(50,206,492)	(51,515,505)
Distributable earnings/(accumulated loss)	$ (98,490,203)	$(153,613,732)	$ 43,897,129	$(47,298,983)
LVIP SSGA Funds–43

LVIP SSGA Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, the Funds recorded the following permanent reclassifications primarily related to foreign dividends and taxes paid:
LVIP SSGA Emerging Markets 100 Fund
Distributable Earnings/(Accumulated Loss)	$(73,003)
Paid-in capital	73,003
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the LVIP SSGA Emerging Markets 100 Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
LVIP SSGA Emerging Markets 100 Fund
Long-Term	$49,619,402
Total	$49,619,402
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund		LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	14,464,831	11,664,080	11,159,920	15,305,948	17,245,224	8,461,363	6,114,062	4,611,557
Service Class	2,684,120	3,367,308	3,167,045	3,450,991	3,016,548	3,752,700	2,305,848	2,505,176
Shares reinvested:
Standard Class	6,604,662	3,873,417	3,139,693	1,652,063	6,178,662	10,595,627	1,049,783	1,504,050
Service Class	1,174,285	705,248	977,880	507,150	2,105,489	3,965,438	659,734	1,171,011
	24,927,898	19,610,053	18,444,538	20,916,152	28,545,923	26,775,128	10,129,427	9,791,794
Shares redeemed:
Standard Class	(14,269,622)	(13,143,181)	(11,002,771)	(10,507,843)	(9,964,058)	(29,327,733)	(3,294,476)	(1,549,005)
Service Class	(2,945,192)	(4,015,082)	(3,541,189)	(4,567,024)	(5,011,119)	(4,780,492)	(2,085,576)	(2,280,091)
	(17,214,814)	(17,158,263)	(14,543,960)	(15,074,867)	(14,975,177)	(34,108,225)	(5,380,052)	(3,829,096)
Net increase (decrease)	7,713,084	2,451,790	3,900,578	5,841,285	13,570,746	(7,333,097)	4,749,375	5,962,698
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–Each Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
LVIP SSGA Funds–44

LVIP SSGA Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds’ could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2018 for the LVIP SSGA Developed International 150 Fund, LVIP SSGA Large Cap 100 Fund, and LVIP SSGA Small-Mid Cap 200 Fund.
During the year ended December 31, 2018, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund used foreign currency contracts to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, each Fund used futures contracts to as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2018 were as follows:
LVIP SSGA Developed International 150 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(329,063)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,839,915)	$(745,209)
LVIP SSGA Emerging Markets 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(99,156)
LVIP SSGA Funds–45

LVIP SSGA Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,336,312)	$(841,216)
LVIP SSGA Large Cap 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(576,875)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(121,739)	$(681,318)
LVIP SSGA Small-Mid Cap 200 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(461,582)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(911,971)	$(546,328)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2018.
	Long Derivative Volume		Short Derivative Volume
	Foreign Currency Exchange Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Foreign Currency Exchange Contracts (Average Cost)	Futures Contracts (Average Notional Value)
LVIP SSGA Developed International 150 Fund	$1,698,682	$19,167,730	$1,847,683	$—
LVIP SSGA Emerging Markets 100 Fund	232,308	14,056,669	31,644	—
LVIP SSGA Large Cap 100 Fund	—	8,762,618	—	—
LVIP SSGA Small-Mid Cap 200 Fund	—	6,679,514	—	—
LVIP SSGA Funds–46

LVIP SSGA Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
At December 31, 2018, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund pledged collateral for futures contracts as follows:
	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
U.S. Treasury Obligations, at value	$593,134	$489,336
In order to better define its contractual rights and to secure rights to help the Funds mitigate its counterparty risk, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund had no open derivatives that are subject to offsetting provisions.
8. Market Risk
Some countries in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.
Foreign currency fluctuations or economic or financial instability in the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time.
The LVIP SSGA Small-Mid Cap 200 Fund may invest a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Funds may invest in REITs and are subject to the risks associated with that industry. If the Funds acquire a direct interest in real estate as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Funds had no direct real estate holdings during the year ended December 31, 2018. The Funds' REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds' Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds' limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
LVIP SSGA Funds–47

LVIP SSGA Funds
Notes to Financial Statements (continued)
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP SSGA Funds–48

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund (collectively referred to as the “Funds”) (four of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 1, 2019
LVIP SSGA Funds–49

LVIP SSGA Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2019. The Board noted that the net investment
LVIP SSGA Funds–50

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group, giving effect to each Fund’s advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that each Fund had a breakpoint in its investment management fee schedule and that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources, and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Developed International 150 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by SSGA were satisfactory.
Performance. The Board reviewed the LVIP SSGA Emerging Markets 100 Fund’s total return compared to the total return of a peer group of funds included the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that underperformance was due to a value style bias, which has been out of favor within emerging markets during the periods reviewed. The Board concluded that the services provided by SSGA were satisfactory.
Performance. The Board reviewed the LVIP SSGA Large Cap 100 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one and three year periods and above the return of the Morningstar peer group median and the benchmark index for the five year period. The Board concluded that the services provided by SSGA were satisfactory.
Performance. The Board reviewed the LVIP SSGA Small-Mid Cap 200 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Value funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that underperformance was due to the Fund’s small cap value bias, which has underperformed in the strong growth driven markets during the periods reviewed. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and noted SSGA’s statement that it does not manage any comparable funds to which the Funds’ subadvisory fees could be compared. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
LVIP SSGA Funds–51

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA Funds–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Funds–56

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (8.18)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the Global Tactical Allocation Composite Index1, returned (5.53)% and its broad-based benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index2, returned 0.01%.
Global equity markets opened the first month of 2018 with an acceleration of positive momentum following up on what was the strongest year for global equity markets since 2009. Providing fuel for those broad global gains were expectations for a second additional year of improving global economic growth and a strong 2017 fourth quarter earnings season in which nearly 80% of U.S. companies reporting through the end of January were beating consensus earnings expectations. After a fifteen month run of gains for global equity markets and historically low volatility across asset classes, the run came to an abrupt end in February as U.S. equities fell into correction territory for the first time in two years. The sudden increase in volatility across both equity and fixed income markets threatened to create additional selling pressure from investment strategies that utilize various volatility readings as inputs, such as risk parity strategies and volatility control strategies. The accelerating selloff coincided with a surge in the VIX Index to more than 50 in the overnight session between February 5th and 6th, putting pressure on investments that had profited from the extended period of low and declining volatility. Global equity markets took a tentative step forward to start the second quarter after two consecutive months of negative returns left most major indices in the red. The MSCI ACWI Total Return Index3 advanced 1% in April with all major regional components advancing aside from Emerging Markets which fell 0.4% for the month, in part attributable to a resurgent U.S. dollar. The 2.1% advance in the U.S. Dollar Index in April, the strongest advance since November of 2016, was in itself a potential notable inflection point as it came on the back end of five consecutive quarterly declines. Through the quarter, investor risk appetite in developed markets continued to improve, particularly in the U.S. as evidenced by a decline in the CBOE VIX index to a four month low of 12.5% on May 24th. The increase in risk appetite also corresponded with a steady rise in benchmark U.S. interest rates through mid-month, taking the U.S. Treasury 10-year yield above the highest levels of the 2013 taper tantrum to a seven year high of 3.11% on May 17th. European bond markets also struggled, as a rejection of a populist right/left coalition candidate for finance minister by the Italian president sent Italian 2-year yields higher by a record 190 basis points to 2.8% on May 29th. The violent price action in Italian bonds in particular provided a stark reminder that politics can quickly undo the still vulnerable Eurozone equilibrium just as it did in 2014 with the election of the Syriza party in Greece. Political uncertainty, along with moderating economic performance, likely contributed to the dovish guidance provided by the European Central Bank (ECB) at its June 14th policy setting meeting extending forward the possibility of any rate hike by the ECB until at least the second half of 2019. In the U.S., evidence of firming growth and rising inflation were supportive of a somewhat more hawkish stance from the Federal Reserve late in the quarter.
The market environment during the third quarter in many ways mimicked what had already transpired throughout the first half of the year. In the United States, at least according to conventional definitions, the S&P 500® Index4 surpassed the 1990s bull market to enter into the longest bull market ever – setting all-time highs along the way. But observers were quick to point out that this temporal turning point continues to elude many other equity markets around the world. To that end, the third quarter delivered middling returns in non-US developed markets and deeper challenges across emerging markets. In part, these divergent outcomes reflected the relative tenor of economic growth around the world, but policy issues including volatile trade conflicts and populist agendas have also been important factors in the dispersion of results. US and emerging market fixed income assets bore the brunt of higher interest rates, while bond markets across Europe (absent Italy) and Japan stayed somewhat more stable. In the midst of these developments, markets crested across the 10-year anniversary of the depths of the global financial crisis – at least if you use the bankruptcy of Lehman Brothers as the point of demarcation. That ignominious anniversary, alongside trade policy concerns and perhaps some lingering reluctance due to early 2018 market volatility, helped keep a lid on sentiment from the perspective of individual investors. Notwithstanding the skeptical sentiment, capital markets achieved more than adequate results across many asset classes and sectors during the third quarter. However, those skeptics were soon proven right, as just about any asset class showing a hint of credit risk or sensitivity to economic growth suffered during the fourth quarter. Some fell so severely that corrections were quickly usurped by bear markets. Of the hardest hit assets, US small cap equities declined 20% as investors shed exposure to higher beta assets while oil fell more than 30% on signs of abundant supply and high profile forecasts of weaker demand. Government bonds afforded some protection, but given the severity of the equity market deterioration, their performance was somewhat disappointing. Still, this development in fixed income was not necessarily surprising, especially since concerns over higher interest rates fueled some of the overall volatility that coursed through financial markets over the period. Extending the window to the entirety of 2018, it has been noted that a record number of asset classes registered negative returns for the year – an abrupt about-face from the more rewarding, and increasingly distant, returns garnered in 2017.
The negative relative return was driven primarily by security selection, where funds comprising the Fund’s portfolio designed to capture both value and small cap market premia lagged their broader benchmarks. Underperformance of the underlying ETFs relative to their respective benchmarks and asset allocation decisions across the Fund also had an adverse impact.
Strategic holdings in value and cap weighted funds caused the largest drag on relative performance overall. A broad underweight to fixed income assets stunted relative performance, as bonds provided more stability in general in the midst of equity market turmoil. In addition, an overweight to emerging market equities also proved costly, as a stronger U.S. dollar and tightening credit conditions both created

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–1

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
headwinds for the asset class. Lastly, across sectors, a position in energy late in the year proved costly as a collapse in oil prices weighed negatively overall on the sector.
On the positive side, the overweight to cash in the latter half of the year helped provide some stability amid increasing volatility in more growth driven asset classes. Within equities, the Fund benefited from sector positioning within technology stocks over the course of the entire year. An out of benchmark position in commodities also contributed positively to returns overall.
Portfolio Managers:
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Philip Lee
Michael Martel
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Global Tactical Allocation Managed Volatility Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,829 for the Standard Class shares and to $18,366 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and Bloomberg Barclays U.S. Aggregate Bond Index (net dividends) did over the same period. The same $10,000 investment would have increased to $21,406 and $14,075, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective May 1, 2018, the broad based benchmark for the LVIP SSGA Global Tactical Allocation Managed Volatility Fund changed from the S&P 500 Index3 in order to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the S&P 500 Index would have increased to $34,303.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 8.18%
Five Years	+ 1.59%
Ten Years	+ 6.53%
Service Class Shares
One Year	- 8.40%
Five Years	+ 1.34%
Ten Years	+ 6.27%
1. The Global Tactical Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.
2. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The MSCI All Country World Total Return Index is a free float-adjusted market capitalization weighted index that measures equity market performance in developed markets. The index consists of more than 20 developed-market country indexes including the United States.
4. S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–2

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$932.70	0.35%	$1.71
Service Class Shares	1,000.00	931.50	0.60%	2.92
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.35%	$1.79
Service Class Shares	1,000.00	1,022.20	0.60%	3.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–3

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	46.22%
Investment Companies	46.22%
Equity Funds	18.19%
Fixed Income Fund	15.23%
International Equity Funds	12.80%
Unaffiliated Investments	52.80%
Investment Companies	52.80%
Equity Funds	17.25%
Fixed Income Funds	19.85%
International Equity Funds	9.65%
Money Market Fund	6.05%
Total Investments	99.02%
Receivables and Other Assets Net of Liabilities	0.98%
Total Net Assets	100.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–4

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–46.22%
INVESTMENT COMPANIES–46.22%
Equity Funds–18.19%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	9,149,466	$ 103,956,238
LVIP SSGA S&P 500 Index Fund	242,979	4,105,865
LVIP SSGA Small-Cap Index Fund	293,872	7,899,274
LVIP SSGA Small-Mid Cap 200 Fund	3,599,182	39,493,823
		155,455,200
Fixed Income Fund–15.23%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	11,960,006	130,136,820
		130,136,820
International Equity Funds–12.80%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	10,130,904	75,475,234
LVIP SSGA Emerging Markets 100 Fund	2,059,578	17,071,842
LVIP SSGA International Index Fund	2,030,312	16,859,711
		109,406,787
Total Affiliated Investments (Cost $403,422,197)		394,998,807

UNAFFILIATED INVESTMENTS–52.80%
INVESTMENT COMPANIES–52.80%
Equity Funds–17.25%
Consumer Discretionary Select Sector SPDR® Fund	163,825	16,220,313
Industrial Select Sector SPDR® Fund	268,021	15,371,004
SPDR® S&P 500 ETF Trust	304,368	76,067,651
SPDR® S&P 600 Small Cap ETF	396,083	23,753,098
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Technology Select Sector SPDR® Fund	258,728	$ 16,035,961
		147,448,027
Fixed Income Funds–19.85%
SPDR® Bloomberg Barclays TIPS ETF	1,255,302	67,648,225
SPDR® Bloomberg Barclays High Yield Bond ETF	249,125	8,368,109
SPDR® FTSE International Government Inflation-Protected Bond ETF	323,817	16,848,198
SPDR® Portfolio Aggregate Bond ETF	2,141,126	59,630,359
SPDR® Portfolio Long Term Treasury ETF	245,324	8,596,153
Vanguard Long-Term Bond ETF	97,879	8,565,391
		169,656,435
International Equity Funds–9.65%
SPDR® Portfolio Developed World ex-US ETF	1,551,235	41,030,166
SPDR® Portfolio Emerging Markets ETF	777,144	25,148,380
Vanguard FTSE Pacific ETF	267,992	16,248,355
		82,426,901
Money Market Fund–6.05%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	51,678,685	51,678,685
		51,678,685
Total Unaffiliated Investments (Cost $443,223,291)		451,210,048
TOTAL INVESTMENTS–99.02% (Cost $846,645,488)	846,208,855
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.98%	8,367,126
NET ASSETS APPLICABLE TO 77,494,718 SHARES OUTSTANDING–100.00%	$854,575,981

✧✧ Standard Class shares.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–5

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(218)	British Pound	$(17,426,375)	$(17,307,974)	3/18/19	$ —	$ (118,401)
(200)	Euro	(28,806,250)	(28,717,934)	3/18/19	—	(88,316)
(182)	Japanese Yen	(20,864,025)	(20,582,894)	3/18/19	—	(281,131)
					—	(487,848)
Equity Contracts:
(82)	E-mini Russell 2000 Index	(5,530,900)	(5,387,136)	3/15/19	—	(143,764)
(426)	E-mini S&P 500 Index	(53,360,760)	(51,760,298)	3/15/19	—	(1,600,462)
(97)	E-mini S&P MidCap 400 Index	(16,123,340)	(15,812,291)	3/15/19	—	(311,049)
(841)	Euro STOXX 50 Index	(28,656,734)	(28,735,722)	3/15/19	78,988	—
(206)	FTSE 100 Index	(17,484,373)	(17,463,574)	3/15/19	—	(20,799)
(117)	Nikkei 225 Index (OSE)	(21,349,388)	(21,599,829)	3/7/19	250,441	—
					329,429	(2,076,074)
Total Futures Contracts					$329,429	$(2,563,922)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–6

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Unaffiliated investments, at value	$451,210,048
Affiliated investments, at value	394,998,807
Cash collateral held at broker for futures contracts	8,788,006
Dividends and interest receivable	877,270
Receivable for fund shares sold	46,581
Prepaid expenses	3,459
TOTAL ASSETS	855,924,171
LIABILITIES:
Variation margin due to broker on futures contracts	804,846
Due to manager and affiliates	397,797
Payable for fund shares redeemed	105,844
Other accrued expenses payable	39,703
TOTAL LIABILITIES	1,348,190
TOTAL NET ASSETS	$854,575,981
Unaffiliated investments, at cost	$443,223,291
Affiliated investments, at cost	403,422,197
Standard Class:
Net Assets	$ 44,683,159
Shares Outstanding	4,052,654
Net Asset Value Per Share	$ 11.026
Service Class:
Net Assets	$809,892,822
Shares Outstanding	73,442,064
Net Asset Value Per Share	$ 11.028
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$873,750,898
Distributable earnings/(accumulated loss)	(19,174,917)
TOTAL NET ASSETS	$854,575,981
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–7

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investments	$ 13,994,178
Dividends from unaffiliated investments	8,899,865
Interest	157,977
23,052,020
EXPENSES:
Management fees	3,839,286
Distribution fees-Service Class	2,276,136
Shareholder servicing fees	278,348
Accounting and administration expenses	97,322
Reports and statements to shareholders	51,911
Professional fees	41,633
Trustees’ fees and expenses	31,868
Consulting fees	4,294
Pricing fees	251
Other	8,330
6,629,379
Less:
Management fees waived	(959,821)
Total operating expenses	5,669,558
NET INVESTMENT INCOME	17,382,462
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	6,135,492
Sale of unaffiliated investments	6,820,625
Distributions from affiliated investments	10,300,924
Foreign currencies	(124,117)
Futures contracts	(541,274)
Net realized gain	22,591,650
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(72,186,225)
Unaffiliated investments	(44,378,023)
Foreign currencies	21,844
Futures contracts	(2,574,893)
Net change in unrealized appreciation (depreciation)	(119,117,297)
NET REALIZED AND UNREALIZED LOSS	(96,525,647)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (79,143,185)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 17,382,462	$ 19,508,382
Net realized gain	22,591,650	46,587,226
Net change in unrealized appreciation (depreciation)	(119,117,297)	67,417,629
Net increase (decrease) in net assets resulting from operations	(79,143,185)	133,513,237
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(1,392,772)	(1,953,551)
Service Class	(22,972,454)	(34,910,270)
	(24,365,226)	(36,863,821)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,466,508	4,728,319
Service Class	44,216,348	49,225,991
Reinvestment of dividends and distributions:
Standard Class	1,392,772	1,953,551
Service Class	22,972,454	34,910,270
	73,048,082	90,818,131
Cost of shares redeemed:
Standard Class	(6,437,702)	(8,025,384)
Service Class	(119,890,386)	(135,179,916)
	(126,328,088)	(143,205,300)
Decrease in net assets derived from capital share transactions	(53,280,006)	(52,387,169)
NET INCREASE (DECREASE) IN NET ASSETS	(156,788,417)	44,262,247
NET ASSETS:
Beginning of year	1,011,364,398	967,102,151
End of year	$ 854,575,981	$1,011,364,398
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,953,551)
Service Class		(34,910,270)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–8

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.394	$ 11.227	$ 10.841	$ 11.979	$ 11.784
Income (loss) from investment operations:
Net investment income[2]	0.251	0.268	0.215	0.220	0.234
Net realized and unrealized gain (loss)	(1.265)	1.396	0.395	(1.000)	0.236
Total from investment operations	(1.014)	1.664	0.610	(0.780)	0.470
Less dividends and distributions from:
Net investment income	(0.354)	(0.497)	(0.224)	(0.358)	(0.275)
Total dividends and distributions	(0.354)	(0.497)	(0.224)	(0.358)	(0.275)
Net asset value, end of period	$ 11.026	$ 12.394	$ 11.227	$ 10.841	$ 11.979
Total return[3]	(8.18%)	14.82%	5.62%	(6.52%)	3.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 44,683	$ 50,670	$47,250	$ 46,949	$49,090
Ratio of expenses to average net assets[4]	0.35%	0.34%	0.34%	0.33%	0.34%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.45%	0.44%	0.43%	0.43%	0.44%
Ratio of net investment income to average net assets	2.05%	2.22%	1.94%	1.86%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.95%	2.12%	1.84%	1.76%	1.84%
Portfolio turnover	34%	41%	64%	58%	53%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–9

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 12.392	$ 11.227	$ 10.843	$ 11.978	$ 11.784
Income (loss) from investment operations:
Net investment income[2]	0.220	0.237	0.187	0.190	0.204
Net realized and unrealized gain (loss)	(1.262)	1.395	0.393	(0.996)	0.234
Total from investment operations	(1.042)	1.632	0.580	(0.806)	0.438
Less dividends and distributions from:
Net investment income	(0.322)	(0.467)	(0.196)	(0.329)	(0.244)
Total dividends and distributions	(0.322)	(0.467)	(0.196)	(0.329)	(0.244)
Net asset value, end of period	$ 11.028	$ 12.392	$ 11.227	$ 10.843	$ 11.978
Total return[3]	(8.40%)	14.53%	5.36%	(6.75%)	3.71%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$809,893	$960,694	$919,852	$953,130	$973,809
Ratio of expenses to average net assets[4]	0.60%	0.59%	0.58%	0.58%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.70%	0.69%	0.68%	0.68%	0.69%
Ratio of net investment income to average net assets	1.80%	1.97%	1.69%	1.61%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.70%	1.87%	1.59%	1.51%	1.59%
Portfolio turnover	34%	41%	64%	58%	53%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–10

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–11

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. The Sub-Adviser is also responsible for the day-to-day management of the Fund’s volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$55,032
Legal	11,107
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $38,700 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$223,101
Distribution fees payable to LFD	152,289
Printing and mailing fees payable to Lincoln Life	1,023
Shareholder servicing fees payable to Lincoln Life	21,384
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–12

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-46.22%@
Equity Funds-18.19%@
✧✧LVIP SSGA Large Cap 100 Fund	$136,580,075	$14,162,137	$ 24,940,000	$ 564,869	$(22,410,843)	$103,956,238	9,149,466	$ 2,580,486	$ 6,941,650
✧✧LVIP SSGA S&P 500 Index Fund	4,891,053	1,161,897	1,610,000	356,241	(693,326)	4,105,865	242,979	83,007	82,195
✧✧LVIP SSGA Small-Cap Index Fund	4,863,431	4,767,564	740,000	274,986	(1,266,707)	7,899,274	293,872	90,499	185,065
✧✧LVIP SSGA Small-Mid Cap 200 Fund	49,165,120	5,627,848	7,087,000	(123,770)	(8,088,375)	39,493,823	3,599,182	1,410,090	1,077,758
Fixed Income Funds-15.23%@
✧✧LVIP SSGA Bond Index Fund	133,547,943	17,847,610	17,031,297	(471,357)	(3,756,079)	130,136,820	11,960,006	3,616,647	—
✧✧,×SPDR® Bloomberg Barclays TIPS ETF	87,080,794	2,187,635	13,439,124	(196,155)	(2,343,384)	—	—	1,721,753	—
International Equity Funds-12.80%@
✧✧LVIP SSGA Developed International 150 Fund	118,016,709	8,216,458	32,253,000	2,771,888	(21,276,821)	75,475,234	10,130,904	3,072,201	2,014,256
✧✧LVIP SSGA Emerging Markets 100 Fund	35,439,750	7,893,525	22,065,000	672,688	(4,869,121)	17,071,842	2,059,578	873,525	—
✧✧LVIP SSGA International Index Fund	49,316,207	2,375,971	29,637,000	2,286,102	(7,481,569)	16,859,711	2,030,312	545,970	—
Total	$618,901,082	$64,240,645	$148,802,421	$6,135,492	$(72,186,225)	$394,998,807		$13,994,178	$10,300,924

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
× Issuer considered an unaffiliated investment of the Fund at December 31, 2018.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$310,981,333
Sales	382,489,716
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$867,048,695
Aggregate unrealized appreciation of investments and derivatives	$ 26,853,777
Aggregate unrealized depreciation of investments and derivatives	(47,443,162)
Net unrealized depreciation of investments and derivatives	$ (20,589,385)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–13

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$394,998,807	$—	$—	$394,998,807
Unaffiliated Investment Companies	451,210,048	—	—	451,210,048
Total Investments	$846,208,855	$—	$—	$846,208,855
Derivatives:
Assets:
Futures Contracts	$ 329,429	$—	$—	$ 329,429
Liabilities:
Futures Contracts	$ (2,563,922)	$—	$—	$ (2,563,922)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$23,150,460	$36,863,821
Long-term capital gains	1,214,766	—
Total	$24,365,226	$36,863,821
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 11,416,827
Other temporary differences	(10,024,187)
Net unrealized depreciation	(20,567,557)
Distributable earnings/(accumulated loss)	$(19,174,917)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–14

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2018, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2018, the Fund utilized $3,265,118 of capital losses carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	363,855	390,494
Service Class	3,622,488	4,104,836
Shares reinvested:
Standard Class	126,547	157,411
Service Class	2,086,377	2,813,246
	6,199,267	7,465,987
Shares redeemed:
Standard Class	(526,186)	(668,135)
Service Class	(9,794,021)	(11,323,386)
	(10,320,207)	(11,991,521)
Net decrease	(4,120,940)	(4,525,534)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–15

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$329,429	Variation margin due to broker on futures contracts	$(2,076,074)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(487,848)
Total		$329,429		$(2,563,922)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,382,011)	$(1,934,974)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,840,737	(639,919)
Total		$ (541,274)	$(2,574,893)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$23,378,356	$33,463,390
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–16

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–18

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. Each Fund’s sub-adviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate (the “Equity Sleeve”). The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board also considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–19

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA Funds Management, Inc. (“SSGA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group median (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Approval of Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board considered that the sub-adviser manages the Equity Sleeve. The Board reviewed the performance of the Equity Sleeve. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve to a peer group of funds in the Morningstar Allocation – 50 to 70% Equity funds category and a custom index (Global Tactical Allocation Composite). The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes a breakpoint, and noted SSGA’s statement that it does not currently subadvise any portfolios with similar investment strategies as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Risk-Management Sleeve
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downside protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–20

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to any other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–25

LVIP SSGA International Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA International Index Fund

LVIP SSGA International Index Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Index Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (13.70%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI EAFE® NR Index (net dividends)1, returned (13.79%).
Small security misweights, dividend tax withholding differences, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the benchmark index.
Dividend tax withholding differences, security misweights and compounding were primary drivers of Fund performance during the Reporting Period, contributing +20.0bps/-5.0bps/-2.0bps to the performance difference respectively.
The Fund used futures in order to gain market exposure for the cash position during the reporting period. The Fund’s use of futures detracted 2.0 bps from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were GlaxoSmithKline plc, Sky Limited and CSL Limited. The top negative contributors to the Fund’s performance during the reporting period were British American Tobacco p.l.c., Bayer AG and BASF SE.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Amy Scofield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Index Fund shares on 12/31/08. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,324 for the Standard Class shares and to $16,895 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index (net dividends) did over the same period. The same $10,000 investment would have increased to $18,452. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 13.70%
Five Years	+ 0.22%
Ten Years	+ 5.65%
Service Class Shares
One Year	- 13.92%
Five Years	- 0.04%
Ten Years	+ 5.38%
1 The MSCI EAFE® NR Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA International Index Fund–1

LVIP SSGA International Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$884.20	0.39%	$1.85
Service Class Shares	1,000.00	883.10	0.64%	3.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.39%	$1.99
Service Class Shares	1,000.00	1,022.00	0.64%	3.26

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA International Index Fund–2

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Security Type/Country	Percentage of Net Assets
Common Stock	98.13%
Australia	6.85%
Austria	0.24%
Belgium	0.94%
China	0.05%
Denmark	1.75%
Finland	1.21%
France	10.70%
Germany	8.20%
Hong Kong	3.69%
Ireland	0.57%
Israel	0.53%
Italy	2.13%
Japan	23.81%
Netherlands	4.20%
New Zealand	0.22%
Norway	0.72%
Portugal	0.15%
Singapore	1.41%
South Africa	0.18%
Spain	3.05%
Sweden	2.59%
Switzerland	8.60%
United Kingdom	16.34%
Preferred Stocks	0.54%
Rights	0.01%
Money Market Fund	0.57%
Total Investments	99.25%
Receivables and Other Assets Net of Liabilities	0.75%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.36%
Air Freight & Logistics	0.33%
Airlines	0.20%
Auto Components	1.03%
Automobiles	3.35%
Banks	10.69%
Beverages	2.32%
Biotechnology	1.07%
Building Products	0.77%
Capital Markets	2.34%
Chemicals	3.35%
Commercial Services & Supplies	0.54%
Sector	Percentage of Net Assets
Communications Equipment	0.48%
Construction & Engineering	0.91%
Construction Materials	0.52%
Consumer Finance	0.03%
Containers & Packaging	0.17%
Distributors	0.02%
Diversified Consumer Services	0.01%
Diversified Financial Services	0.74%
Diversified Telecommunication Services	2.41%
Electric Utilities	2.05%
Electrical Equipment	1.35%
Electronic Equipment, Instruments & Components	1.42%
Energy Equipment & Services	0.09%
Entertainment	0.56%
Equity Real Estate Investment Trusts	1.57%
Food & Staples Retailing	1.48%
Food Products	3.30%
Gas Utilities	0.45%
Health Care Equipment & Supplies	1.34%
Health Care Providers & Services	0.53%
Health Care Technology	0.05%
Hotels, Restaurants & Leisure	1.45%
Household Durables	1.19%
Household Products	0.95%
Independent Power and Renewable Electricity Producers	0.08%
Industrial Conglomerates	1.47%
Insurance	5.51%
Interactive Media & Services	0.15%
Internet & Direct Marketing Retail	0.13%
Internet Software & Services	0.03%
IT Services	0.87%
Leisure Products	0.23%
Life Sciences Tools & Services	0.26%
Machinery	2.41%
Marine	0.20%
Media	0.75%
Metals & Mining	2.93%
Multiline Retail	0.51%
Multi-Utilities	1.08%
Oil, Gas & Consumable Fuels	5.72%
Paper & Forest Products	0.25%
Personal Products	2.23%
Pharmaceuticals	8.07%
Professional Services	1.29%
Real Estate Management & Development	2.07%
Road & Rail	1.27%
Semiconductors & Semiconductor Equipment	1.23%
Software	1.35%
LVIP SSGA International Index Fund–3

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Specialty Retail	0.81%
Technology Hardware, Storage & Peripherals	0.51%
Textiles, Apparel & Luxury Goods	2.28%
Tobacco	1.07%
Trading Companies & Distributors	1.33%
Transportation Infrastructure	0.57%
Water Utilities	0.09%
Wireless Telecommunication Services	1.51%
Total	98.68%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle	1.96%
Royal Dutch Shell	1.96%
Novartis	1.47%
Roche Holding	1.38%
HSBC Holdings	1.30%
Toyota Motor	1.05%
TOTAL	1.00%
BP	1.00%
BHP Group	0.92%
AIA Group	0.80%
Total	12.84%

HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LVIP SSGA International Index Fund–4

LVIP SSGA International Index Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.13%
Australia–6.85%
AGL Energy	133,239	$ 1,934,925
Alumina	468,716	759,229
Amcor	233,502	2,180,314
AMP	594,619	1,026,472
APA Group	244,107	1,462,235
Aristocrat Leisure	111,320	1,713,636
ASX	41,055	1,734,772
Aurizon Holdings	422,885	1,275,844
AusNet Services	283,709	310,922
Australia & New Zealand Banking Group	572,625	9,894,198
Bank of Queensland	74,172	506,971
Bendigo & Adelaide Bank	83,245	632,490
BGP Holdings	160,069	0
BHP Group	581,514	14,055,797
BlueScope Steel	101,334	781,702
Boral	245,260	853,508
Brambles	322,951	2,310,601
Caltex Australia	54,438	976,691
Challenger	96,172	642,970
CIMIC Group	17,957	549,124
Coca-Cola Amatil	104,489	602,648
Cochlear	11,911	1,459,438
†Coles Group	215,400	1,781,157
Commonwealth Bank of Australia	348,919	17,797,545
Computershare	101,158	1,225,961
Crown Resorts	59,112	494,017
CSL	90,024	11,758,743
Dexus	210,369	1,574,531
Domino's Pizza Enterprises	10,560	302,514
Flight Centre Travel Group	8,399	253,999
Fortescue Metals Group	306,866	904,883
Goodman Group	310,169	2,323,433
GPT Group	311,611	1,172,605
Harvey Norman Holdings	93,657	208,469
Incitec Pivot	288,379	666,596
Insurance Australia Group	468,917	2,312,797
James Hardie Industries CDI	92,149	1,003,944
LendLease Group	114,498	937,992
Macquarie Group	65,220	4,995,588
Medibank	570,717	1,033,217
Mirvac Group	771,487	1,218,428
National Australia Bank	542,290	9,202,299
Newcrest Mining	154,953	2,381,482
Oil Search	284,085	1,430,938
Orica	62,872	764,177
†Origin Energy	357,350	1,630,098
QBE Insurance Group	278,741	1,984,805
Ramsay Health Care	27,817	1,131,497
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
REA Group	8,246	$ 430,212
Rio Tinto (Australian Securities Exchange)	70,566	3,905,546
Santos	337,855	1,302,980
Scentre Group	1,068,848	2,938,445
SEEK	55,169	658,176
Sonic Healthcare	85,573	1,334,949
South32	593,412	1,411,617
South32 (London Stock Exchange)	368,248	869,199
Stockland	423,937	1,051,699
Suncorp Group	261,527	2,327,528
Sydney Airport	230,362	1,092,337
Tabcorp Holdings	336,006	1,015,823
Telstra	844,107	1,694,005
TPG Telecom	57,587	261,217
Transurban Group	521,952	4,283,936
Treasury Wine Estates	151,945	1,584,450
Vicinity Centres	698,274	1,279,502
Washington H Soul Pattinson & Co.	20,481	359,169
Wesfarmers	228,748	5,196,848
Westpac Banking	683,019	12,068,866
Woodside Petroleum	178,634	3,934,841
Woolworths Group	255,853	5,307,415
WorleyParsons	61,044	490,297
		170,955,259
Austria–0.24%
ANDRITZ	12,257	562,916
Erste Group Bank	60,858	2,017,902
OMV	30,315	1,323,951
Raiffeisen Bank International	31,533	804,625
Verbund	12,946	554,238
voestalpine	24,055	717,425
		5,981,057
Belgium–0.94%
Ageas	36,403	1,638,704
Anheuser-Busch InBev	151,738	9,996,342
Colruyt	11,289	805,144
Groupe Bruxelles Lambert	16,610	1,447,438
KBC Group	50,968	3,279,225
Proximus	25,610	692,976
Solvay Class A	15,075	1,507,534
Telenet Group Holding	8,879	412,984
UCB	24,735	2,020,270
Umicore	39,390	1,571,858
		23,372,475
□China–0.05%
†BeiGene ADR	6,200	869,612
LVIP SSGA International Index Fund–5

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
□China (continued)
Yangzijiang Shipbuilding Holdings	294,000	$ 270,139
		1,139,751
Denmark–1.75%
AP Moller - Maersk Class A	642	761,709
AP Moller - Maersk Class B	1,324	1,665,501
Carlsberg Class B	21,677	2,305,979
Chr Hansen Holding	20,317	1,803,473
Coloplast Class B	24,670	2,294,695
Danske Bank	139,688	2,773,142
DSV	38,657	2,553,001
†Genmab	11,704	1,924,376
H Lundbeck	12,200	536,957
ISS	29,033	812,831
Novo Nordisk Class B	360,342	16,549,452
Novozymes Class B	45,834	2,047,973
Orsted	39,106	2,616,885
Pandora	21,759	888,309
Tryg	28,840	727,372
Vestas Wind Systems	39,180	2,965,871
†William Demant Holding	19,495	555,058
		43,782,584
Finland–1.21%
Elisa	25,308	1,048,239
Fortum	91,425	2,001,234
Kone Class B	67,681	3,231,183
Metso	17,066	448,362
Neste	24,463	1,893,989
Nokia	157,345	912,467
Nokia (London Stock Exchange)	933,815	5,420,904
Nordea Bank	612,508	5,156,213
Orion Class B	16,843	585,950
Sampo Class A	90,161	3,995,904
Stora Enso Class R	114,087	1,322,690
UPM-Kymmene	109,998	2,784,469
Wartsila	90,576	1,445,860
		30,247,464
France–10.70%
Accor	40,100	1,705,228
Aeroports de Paris	4,998	947,756
Air Liquide	83,052	10,313,027
Airbus	115,845	11,044,632
Alstom	33,570	1,356,041
Amundi	11,757	621,604
Arkema	12,675	1,088,125
Atos	19,401	1,589,631
AXA	377,174	8,140,129
BioMerieux	8,057	531,443
BNP Paribas	224,098	10,120,426
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Bollore	151,389	$ 606,957
Bouygues	38,680	1,388,952
Bureau Veritas	55,271	1,126,277
Capgemini	32,728	3,255,290
Carrefour	107,340	1,834,110
Casino Guichard Perrachon	8,803	366,586
Cie de Saint-Gobain	92,969	3,086,244
Cie Generale des Etablissements Michelin	31,798	3,129,781
CNP Assurances	27,678	587,507
Covivio	5,702	550,147
Creditricole	227,599	2,449,516
Danone	123,088	8,675,563
Dassault Aviation	389	539,293
Dassault Systemes	26,795	3,182,704
Edenred	50,590	1,863,176
Eiffage	15,005	1,254,526
Electricite de France	126,647	2,004,424
Engie	368,604	5,296,073
EssilorLuxottica	38,628	4,896,403
Eurazeo	6,879	487,010
Eurofins Scientific	2,286	853,775
Eutelsat Communications	29,393	579,076
Faurecia	14,765	557,103
Gecina	7,830	1,013,593
Getlink	78,710	1,057,653
Hermes International	6,465	3,591,699
ICADE	6,915	527,010
Iliad	5,491	770,620
Imerys	5,370	258,071
Ingenico Group	10,280	583,158
Ipsen	6,656	861,198
JCDecaux	12,510	351,470
Kering	14,735	6,902,878
Klepierre	43,066	1,330,915
Legrand	54,709	3,092,834
L'Oreal	50,137	11,472,562
LVMH Moet Hennessy Louis Vuitton	55,121	16,138,091
Natixis	195,108	920,223
Orange	400,212	6,485,740
Pernod Ricard	42,588	6,989,560
Peugeot	122,109	2,604,315
Publicis Groupe	43,935	2,506,782
Remy Cointreau	4,018	455,528
Renault	35,645	2,220,437
Rexel	50,882	542,000
Safran	64,883	7,781,737
Sanofi	223,125	19,356,057
Sartorius Stedim Biotech	5,257	526,328
Schneider Electric	110,045	7,464,485

LVIP SSGA International Index Fund–6

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
SCOR	34,819	$ 1,565,334
SEB	3,788	489,559
SES FDR	71,465	1,368,277
Societe BIC	4,842	494,633
Societe Generale	146,057	4,630,671
Sodexo	17,600	1,804,974
STMicroelectronics	130,698	1,852,461
Suez	76,454	1,009,995
Teleperformance	11,237	1,797,579
Thales	21,488	2,511,026
TOTAL	474,277	25,015,809
†Ubisoft Entertainment	14,975	1,206,415
†Unibail-Rodamco-Westfield	168,182	4,300,289
Valeo	47,989	1,399,627
Veolia Environnement	97,375	1,994,162
Vinci	101,386	8,337,169
Vivendi	210,741	5,107,795
Wendel	4,961	595,097
		267,314,351
Germany–8.20%
1&1 Drillisch	10,313	526,698
adidas	37,628	7,863,835
Allianz	85,240	17,129,417
Aroundtown SA	146,994	1,219,455
Axel Springer	10,855	615,003
BASF	182,652	12,722,367
Bayer	185,348	12,890,723
Bayerische Motoren Werke	66,727	5,411,901
Beiersdorf	20,508	2,139,034
Brenntag	28,832	1,258,493
†Commerzbank	198,650	1,319,054
Continental	20,808	2,897,219
Covestro	36,817	1,823,343
Daimler	181,389	9,561,899
†Delivery Hero	17,603	657,190
Deutsche Bank	375,764	2,996,786
Deutsche Boerse	38,977	4,659,905
Deutsche Lufthansa	40,182	907,452
Deutsche Post	188,822	5,156,580
Deutsche Telekom	663,318	11,274,229
Deutsche Wohnen	72,840	3,328,842
E.ON	445,794	4,400,573
Evonik Industries	33,374	833,054
Fraport Frankfurt Airport Services Worldwide	6,547	468,556
Fresenius & Co.	84,817	4,099,553
Fresenius Medical Care & Co.	44,317	2,872,682
GEA Group	34,126	878,596
Hannover Rueck	11,252	1,516,434
HeidelbergCement	30,004	1,839,179
Henkel & Co.	21,030	2,069,832
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
HOCHTIEF	3,454	$ 466,467
HUGO BOSS	11,260	694,114
Infineon Technologies	229,923	4,603,441
†Innogy	31,823	1,388,659
KION Group	12,379	629,518
LANXESS	17,079	785,231
Merck	26,037	2,680,053
METRO	31,210	480,232
MTU Aero Engines	10,113	1,836,537
Muenchener Rueckversicherungs-Gesellschaft in Muenchen Class R	28,981	6,320,715
OSRAM Licht	19,342	841,736
ProSiebenSat.1 Media	48,161	856,956
Puma	1,878	918,784
†QIAGEN	39,947	1,365,019
RTL Group	6,515	349,142
RWE	104,953	2,285,861
SAP	194,678	19,321,719
Siemens	151,700	16,929,956
†Siemens Healthineers	28,643	1,196,894
Symrise	25,259	1,871,517
Telefonica Deutschland Holding	131,416	517,242
thyssenkrupp	92,824	1,594,526
Uniper	39,144	1,009,739
United Internet	25,439	1,113,428
Volkswagen	5,465	874,259
Vonovia	99,437	4,482,511
Wirecard	22,829	3,441,523
†Zalando	23,491	606,971
		204,800,634
■Hong Kong–3.69%
AIA Group	2,392,600	19,874,873
ASM Pacific Technology	57,800	558,012
Bank of East Asia	228,953	726,137
BOC Hong Kong Holdings	741,500	2,752,245
CK Asset Holdings	503,424	3,683,339
CK Hutchison Holdings	544,160	5,222,962
CK Infrastructure Holdings	112,000	847,583
CLP Holdings	329,500	3,723,642
Galaxy Entertainment Group	473,000	2,987,774
Hang Lung Group	148,000	377,352
Hang Lung Properties	388,000	737,481
Hang Seng Bank	156,000	3,494,593
Henderson Land Development	271,954	1,353,531
HK Electric Investments	446,308	449,826
HKT Trust	706,592	1,017,867
Hong Kong & China Gas	1,857,258	3,837,185

LVIP SSGA International Index Fund–7

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Hong Kong Exchanges & Clearing	230,099	$ 6,651,829
Hysan Development	105,850	503,357
Jardine Matheson Holdings	43,800	3,049,737
Jardine Strategic Holdings	41,500	1,521,562
Kerry Properties	101,531	346,534
Link REIT	403,715	4,092,750
Melco Resorts & Entertainment ADR	51,846	913,527
MGM China Holdings	135,995	227,039
Minth Group	144,000	464,684
MTR	292,296	1,538,303
New World Development	1,298,476	1,714,987
NWS Holdings	271,490	557,470
PCCW	636,596	366,565
Power Assets Holdings	281,500	1,955,692
Sands China	465,868	2,031,656
Shangri-La Asia	254,166	375,216
Sino Land	720,641	1,234,660
SJM Holdings	287,591	267,204
Sun Hung Kai Properties	305,005	4,352,915
Swire Pacific Class A	91,500	966,056
Swire Properties	196,961	692,050
Techtronic Industries	285,500	1,515,052
WH Group	1,658,793	1,274,030
Wharf Holdings	247,000	643,954
Wharf Real Estate Investment	247,000	1,477,286
Wheelock & Co.	137,000	784,320
Wynn Macau	271,153	590,264
Yue Yuen Industrial Holdings	118,500	379,353
		92,132,454
Ireland–0.57%
†AerCap Holdings	21,488	850,925
AIB Group	158,367	667,787
Bank of Ireland Group	189,676	1,054,925
CRH	168,633	4,466,548
Kerry Group Class A	32,455	3,213,779
Kingspan Group	29,116	1,248,128
Paddy Power Betfair	15,571	1,278,270
†Ryanair Holdings ADR	5,317	379,315
Smurfit Kappa Group	43,122	1,147,373
		14,307,050
Israel–0.53%
Azrieli Group	6,290	300,924
Bank Hapoalim	229,031	1,448,426
Bank Leumi Le-Israel	299,849	1,812,590
Bezeq The Israeli Telecommunication	354,913	346,335
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
†Check Point Software Technologies	24,264	$ 2,490,700
Elbit Systems	3,945	452,839
Israel Chemicals	134,336	763,845
Mizrahi Tefahot Bank	34,537	583,307
†Nice	13,185	1,428,480
†Teva Pharmaceutical Industries	139,930	2,152,497
†Teva Pharmaceutical Industries ADR	42,069	648,704
†Wix.com	8,300	749,822
		13,178,469
Italy–2.13%
Assicurazioni Generali	231,198	3,864,238
Atlantia	91,532	1,894,266
CNH Industrial	207,500	1,874,821
Davide Campari-Milano	112,954	956,539
Enel	1,581,766	9,169,883
Eni	508,548	8,033,632
Ferrari	25,326	2,520,039
Intesa Sanpaolo	2,985,212	6,646,937
Leonardo	84,063	740,613
Luxottica Group	34,666	2,052,973
Mediobanca Banca di Credito Finanziario	119,894	1,014,475
Moncler	34,241	1,139,459
†Pirelli & C	76,552	491,936
Poste Italiane	93,206	747,391
Prysmian	48,544	944,521
Recordati	18,504	640,797
Snam	462,974	2,027,067
†Telecom Italia	2,324,443	1,286,830
Telecom Italia RSP	1,014,860	486,747
Tenaris	88,192	947,868
Terna Rete Elettrica Nazionale	253,807	1,441,405
UniCredit	382,319	4,330,488
		53,252,925
Japan–23.81%
ABC-Mart	4,800	265,819
Acom	67,200	218,602
Aeon	119,700	2,339,664
AEON Financial Service	19,500	345,946
Aeon Mall	16,390	261,121
AGC	39,200	1,218,452
Air Water	24,000	361,710
Aisin Seiki	34,700	1,192,846
Ajinomoto	87,600	1,556,572
Alfresa Holdings	41,800	1,065,466
Alps Electric	42,000	814,396
Amada Holdings	57,300	514,376
ANA Holdings	19,900	714,392
Aozora Bank	25,200	751,083

LVIP SSGA International Index Fund–8

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Asahi Group Holdings	71,200	$ 2,759,272
Asahi Intecc	18,500	782,650
Asahi Kasei	254,000	2,606,897
Asics	29,200	370,858
Astellas Pharma	358,900	4,585,529
Bandai Namco Holdings	35,400	1,589,432
Bank of Kyoto	10,200	419,167
Benesse Holdings	10,300	262,017
Bridgestone	121,000	4,642,264
Brother Industries	39,700	587,611
Calbee	12,400	387,307
Canon	191,400	5,266,504
Casio Computer	39,300	465,950
Central Japan Railway	29,000	6,118,628
Chiba Bank	128,000	713,021
Chubu Electric Power	125,300	1,780,440
Chugai Pharmaceutical	45,900	2,662,162
Chugoku Electric Power	46,900	609,500
Coca-Cola Bottlers Japan Holdings Class C	21,900	653,082
Concordia Financial Group	241,900	924,332
Credit Saison	24,400	285,881
CyberAgent	19,400	749,957
Dai Nippon Printing	47,000	981,083
Daicel	47,100	483,511
Daifuku	19,200	870,537
Dai-ichi Life Holdings	219,800	3,413,414
Daiichi Sankyo	115,000	3,678,356
Daikin Industries	50,200	5,334,023
Daito Trust Construction	14,000	1,916,648
Daiwa House Industry	115,600	3,687,458
Daiwa House REIT Investment	330	739,240
Daiwa Securities Group	322,000	1,634,355
DeNA	17,700	295,233
Denso	83,600	3,700,777
Dentsu	41,900	1,871,284
Disco	5,100	592,970
Don Quijote Holdings	21,600	1,335,453
East Japan Railway	59,000	5,210,294
Eisai	48,200	3,731,635
Electric Power Development	24,700	586,128
FamilyMart UNY Holdings	12,000	1,510,251
FANUC	37,700	5,721,336
Fast Retailing	11,200	5,720,298
Fuji Electric	25,400	748,093
FUJIFILM Holdings	73,600	2,853,067
Fujitsu	39,700	2,474,745
Fukuoka Financial Group	27,200	551,440
Hakuhodo DY Holdings	45,700	652,159
Hamamatsu Photonics	25,800	864,624
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Hankyu Hanshin Holdings	48,800	$ 1,622,485
Hikari Tsushin	5,000	781,530
Hino Motors	47,200	444,460
Hirose Electric	7,287	712,916
Hisamitsu Pharmaceutical	13,200	728,674
Hitachi	194,600	5,158,893
Hitachi Chemical	17,500	263,265
Hitachi Construction Machinery	17,400	407,181
Hitachi High-Technologies	14,900	466,585
Hitachi Metals	34,000	353,618
Honda Motor	325,500	8,575,317
Hoshizaki	10,400	631,058
Hoya	77,200	4,655,163
Hulic	50,200	448,606
Idemitsu Kosan	29,700	966,042
IHI	26,000	716,083
Iida Group Holdings	25,000	433,028
Inpex	213,200	1,889,126
Isetan Mitsukoshi Holdings	56,500	624,251
Isuzu Motors	101,400	1,422,348
ITOCHU	285,300	4,845,186
J Front Retailing	43,000	492,163
Japan Airlines	20,200	715,909
Japan Airport Terminal	7,300	252,357
Japan Exchange Group	107,200	1,729,123
Japan Post Bank	68,200	750,866
Japan Post Holdings	308,400	3,560,795
Japan Prime Realty Investment	140	531,633
Japan Real Estate Investment	282	1,583,336
Japan Retail Fund Investment	523	1,043,682
Japan Tobacco	221,500	5,263,079
JFE Holdings	94,100	1,498,855
JGC	34,900	491,192
JSR	31,300	469,830
JTEKT	37,600	415,847
JXTG Holdings	620,960	3,224,972
Kajima	92,500	1,242,560
Kakaku.com	22,800	403,304
Kamigumi	20,500	419,404
Kaneka	8,600	307,986
Kansai Electric Power	144,000	2,159,527
Kansai Paint	36,800	706,828
Kao	99,100	7,335,145
Kawasaki Heavy Industries	29,500	629,521
KDDI	354,200	8,463,576
Keihan Holdings	17,200	700,844

LVIP SSGA International Index Fund–9

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Keikyu	39,500	$ 645,483
Keio	19,400	1,128,943
Keisei Electric Railway	23,000	720,613
Keyence	18,888	9,546,858
Kikkoman	30,900	1,653,600
Kintetsu Group Holdings	37,700	1,638,181
Kirin Holdings	160,700	3,350,846
Kobayashi Pharmaceutical	9,400	637,466
Kobe Steel	52,100	361,115
Koito Manufacturing	17,700	913,205
Komatsu	175,000	3,760,738
Konami Holdings	15,200	667,917
Konica Minolta	76,200	685,909
Kose	5,400	848,221
Kubota	188,900	2,684,971
Kuraray	74,000	1,040,775
Kurita Water Industries	16,000	387,376
Kyocera	64,200	3,209,039
Kyowa Hakko Kirin	43,700	825,759
Kyushu Electric Power	71,900	856,159
Kyushu Railway	28,000	947,317
Lawson	9,400	594,592
†LINE	13,700	467,892
Lion	40,000	826,700
LIXIL Group	55,200	684,315
M3	88,400	1,190,856
Makita	44,000	1,562,707
Marubeni	299,300	2,100,042
Marui Group	39,100	757,755
Maruichi Steel Tube	14,100	442,314
Mazda Motor	110,800	1,139,068
McDonald's Holdings	13,100	556,462
Mebuki Financial Group	198,510	524,979
Medipal Holdings	37,600	804,421
MEIJI Holdings	22,268	1,814,785
MINEBEA MITSUMI	80,300	1,157,926
MISUMI Group	57,100	1,202,912
Mitsubishi	270,700	7,421,659
Mitsubishi Chemical Holdings	264,600	1,999,043
Mitsubishi Electric	348,300	3,840,910
Mitsubishi Estate	226,300	3,560,492
Mitsubishi Gas Chemical	30,500	456,877
Mitsubishi Heavy Industries	57,900	2,077,588
Mitsubishi Materials	18,800	495,394
Mitsubishi Motors	121,700	662,742
Mitsubishi Tanabe Pharma	39,700	573,093
Mitsubishi UFJ Financial Group	2,336,900	11,468,693
Mitsubishi UFJ Lease & Finance	106,000	508,061
Mitsui & Co.	317,900	4,883,995
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mitsui Chemicals	38,000	$ 857,896
Mitsui Fudosan	169,600	3,767,138
Mitsui OSK Lines	19,300	417,649
Mizuho Financial Group	4,690,920	7,257,958
MonotaRO	23,800	586,702
MS&AD Insurance Group Holdings	88,554	2,517,173
Murata Manufacturing	35,600	4,797,090
Nabtesco	19,000	411,367
Nagoya Railroad	31,000	816,431
NEC	54,200	1,611,575
†Nexon	83,600	1,079,236
NGK Insulators	54,500	738,695
NGK Spark Plug	30,000	593,848
NH Foods	17,500	657,861
Nidec	42,800	4,842,690
Nikon	57,400	854,979
Nintendo	22,000	5,841,857
Nippon Building Fund	237	1,492,347
Nippon Electric Glass	19,800	485,091
Nippon Express	14,000	777,746
Nippon Paint Holdings	27,400	933,559
Nippon Prologis REIT	400	844,189
Nippon Steel & Sumitomo Metal	152,422	2,618,745
Nippon Telegraph & Telephone	139,200	5,679,263
Nippon Yusen	27,200	415,919
Nissan Chemical	27,200	1,419,375
Nissan Motor	471,800	3,774,080
Nisshin Seifun Group	31,765	654,246
Nissin Foods Holdings	9,900	620,301
Nitori Holdings	16,200	2,028,893
Nitto Denko	33,300	1,670,142
Nomura Holdings	669,900	2,538,658
Nomura Real Estate Holdings	21,000	385,088
Nomura Real Estate Master Fund	690	907,835
Nomura Research Institute	22,869	848,043
NSK	74,300	637,476
NTT Data	131,500	1,437,257
NTT DOCOMO	255,200	5,734,144
Obayashi	127,400	1,153,598
Obic	10,900	841,354
Odakyu Electric Railway	51,500	1,132,516
Oji Holdings	169,000	863,494
Olympus	59,500	1,819,793
Omron	39,300	1,424,699
Ono Pharmaceutical	80,100	1,635,698
Oracle Corp. Japan	5,900	374,519
Oriental Land	40,700	4,093,178
ORIX	268,800	3,927,683
Osaka Gas	77,800	1,419,225

LVIP SSGA International Index Fund–10

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Otsuka	17,600	$ 484,377
Otsuka Holdings	79,500	3,248,709
Panasonic	447,500	4,020,080
Park24	17,800	391,976
Persol Holdings	34,500	511,754
Pigeon	22,000	938,359
Pola Orbis Holdings	14,000	377,274
†Rakuten	189,900	1,273,967
Recruit Holdings	221,700	5,355,990
†Renesas Electronics	159,500	724,438
Resona Holdings	400,300	1,920,031
Ricoh	138,600	1,354,387
Rinnai	5,400	355,565
Rohm	19,500	1,244,587
Ryohin Keikaku	4,700	1,141,078
Sankyo	7,600	289,031
Santen Pharmaceutical	62,800	906,094
SBI Holdings	49,870	972,567
Secom	42,300	3,508,806
Sega Sammy Holdings	31,700	441,921
Seibu Holdings	42,300	735,744
Seiko Epson	58,100	811,464
Sekisui Chemical	62,300	926,129
Sekisui House	120,000	1,762,209
Seven & i Holdings	151,200	6,570,412
Seven Bank	91,400	260,915
SG Holdings	18,400	478,445
Sharp	28,100	281,333
Shimadzu	42,500	838,093
Shimamura	3,500	268,014
Shimano	15,200	2,142,703
Shimizu	108,300	881,012
Shin-Etsu Chemical	70,300	5,401,346
Shinsei Bank	30,100	357,837
Shionogi & Co.	53,500	3,053,537
Shiseido	76,800	4,809,826
Shizuoka Bank	90,000	701,554
Showa Denko	25,700	763,149
Showa Shell Sekiyu	36,300	502,906
SMC	11,100	3,341,904
SoftBank Group	164,100	10,748,408
Sohgo Security Services	11,900	555,999
Sompo Holdings	63,575	2,159,649
Sony	252,300	12,163,287
Sony Financial Holdings	29,300	546,052
Stanley Electric	25,300	707,756
Subaru	122,900	2,625,556
SUMCO	45,600	507,847
Sumitomo	218,500	3,100,243
Sumitomo Chemical	317,400	1,537,077
Sumitomo Dainippon Pharma	36,600	1,167,185
Sumitomo Electric Industries	153,100	2,027,556
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sumitomo Heavy Industries	23,000	$ 681,977
Sumitomo Metal Mining	40,200	1,076,534
Sumitomo Mitsui Financial Group	265,200	8,742,334
Sumitomo Mitsui Trust Holdings	67,346	2,452,537
Sumitomo Realty & Development	73,000	2,672,427
Sumitomo Rubber Industries	28,800	339,059
Sundrug	12,600	375,217
Suntory Beverage & Food	29,000	1,309,425
Suzuken Aichi	13,050	664,540
Suzuki Motor	70,200	3,538,881
Sysmex	30,300	1,438,980
T&D Holdings	119,000	1,376,536
Taiheiyo Cement	19,800	609,348
Taisei	42,000	1,798,793
Taisho Pharmaceutical Holdings	7,700	772,835
Taiyo Nippon Sanso	21,900	356,025
Takashimaya	35,000	446,890
Takeda Pharmaceutical	144,500	4,897,751
TDK	24,100	1,687,129
Teijin	31,600	504,333
Terumo	58,100	3,277,136
THK	20,300	379,242
Tobu Railway	33,400	901,807
Toho (Tokyo)	24,600	891,330
Toho Gas	12,000	504,771
Tohoku Electric Power Holdings	94,800	1,248,129
Tokio Marine Holdings	135,100	6,418,426
Tokyo Century	8,200	361,149
†Tokyo Electric Power	283,800	1,685,781
Tokyo Electron	30,500	3,433,515
Tokyo Gas	80,000	2,023,372
Tokyu	104,000	1,699,460
Tokyu Fudosan Holdings	142,400	701,894
Toppan Printing	44,500	654,116
Toray Industries	289,900	2,049,626
Toshiba	127,000	3,586,088
Tosoh	52,000	674,497
TOTO	29,400	1,016,951
Toyo Seikan Group Holdings	27,500	629,425
Toyo Suisan Kaisha	13,900	484,041
Toyoda Gosei	10,900	214,585
Toyota Industries	25,500	1,174,270
Toyota Motor	451,600	26,141,569
Toyota Tsusho	41,700	1,225,247
†Trend Micro	25,100	1,356,291
Tsuruha Holdings	6,500	556,608

LVIP SSGA International Index Fund–11

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Unicharm	82,600	$ 2,671,445
United Urban Investment	599	927,686
USS	37,900	635,902
Welcia Holdings	9,000	406,803
West Japan Railway	33,400	2,359,750
Yahoo Japan	542,400	1,349,339
Yakult Honsha	21,300	1,491,078
Yamada Denki	105,800	508,128
Yamaguchi Financial Group	32,000	305,882
Yamaha	28,600	1,216,625
Yamaha Motor	57,700	1,126,516
Yamato Holdings	59,100	1,620,323
Yamazaki Baking	28,900	605,229
Yaskawa Electric	52,300	1,278,430
Yokogawa Electric	50,700	875,201
Yokohama Rubber	16,000	299,238
ZOZO	40,400	740,171
		594,709,291
Netherlands–4.20%
ABN AMRO Group CVA	76,594	1,802,398
Aegon	337,715	1,581,735
Akzo Nobel	51,273	4,129,219
ASML Holding	81,454	12,760,539
EXOR	18,655	1,012,730
Heineken	50,409	4,455,489
Heineken Holding	24,141	2,039,587
ING Groep	777,074	8,358,665
Koninklijke Ahold Delhaize	250,369	6,324,865
Koninklijke DSM	37,185	3,016,658
Koninklijke KPN	692,779	2,023,605
Koninklijke Philips	190,501	6,678,867
Koninklijke Vopak	11,600	526,041
NN Group	62,004	2,465,190
NXP Semiconductors	65,720	4,815,962
Randstad	20,765	952,074
Royal Dutch Shell Class B	741,477	22,168,297
Unilever CVA	306,013	16,577,415
Wolters Kluwer	56,250	3,307,904
		104,997,240
New Zealand–0.22%
†a2 Milk	140,003	1,051,783
Auckland International Airport	182,380	880,247
Fisher & Paykel Healthcare	110,969	969,717
†Fletcher Building	139,134	455,727
Meridian Energy	215,758	493,689
Ryman Healthcare	58,695	423,590
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
New Zealand (continued)
Spark New Zealand	403,509	$ 1,125,556
		5,400,309
Norway–0.72%
Aker BP	20,676	521,305
DNB	179,857	2,887,002
Equinor	235,393	4,993,185
Gjensidige Forsikring	32,572	509,549
Marine Harvest	85,935	1,811,294
Norsk Hydro	274,794	1,245,108
Orkla	168,001	1,315,431
Schibsted Class B	15,002	456,362
Telenor	151,104	2,934,484
Yara International	31,230	1,203,896
		17,877,616
Portugal–0.15%
Energias de Portugal	486,724	1,702,699
Galp Energia	103,089	1,623,221
Jeronimo Martins	41,950	497,129
		3,823,049
Singapore–1.41%
Ascendas Real Estate Investment Trust	514,387	970,746
CapitaLand	533,300	1,216,152
CapitaLand Commercial Trust	572,156	734,892
CapitaLand Mall Trust	545,400	904,432
City Developments	90,100	537,150
ComfortDelGro	363,000	573,375
Dairy Farm International Holdings	64,700	586,454
DBS Group Holdings	360,395	6,267,213
Genting Singapore	1,017,800	728,559
Goldenri-Resources	1,199,480	215,355
Hongkong Land Holdings	231,000	1,456,255
Jardine Cycle & Carriage	22,288	577,012
Keppel	314,315	1,364,507
Oversea-Chinese Banking	605,760	5,010,596
SATS	113,200	387,717
Sembcorp Industries	151,000	281,329
Singapore Airlines	91,000	628,668
Singapore Exchange	135,000	707,510
Singapore Press Holdings	341,200	587,968
Singapore Technologies Engineering	338,800	868,511
Singapore Telecommunications	1,630,000	3,508,141
Suntec Real Estate Investment Trust	451,000	588,302

LVIP SSGA International Index Fund–12

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
United Overseas Bank	262,985	$ 4,757,396
UOL Group	77,051	350,423
Venture	52,300	536,955
Wilmar International	432,400	990,216
		35,335,834
South Africa–0.18%
Anglo American (London Stock Exchange)	201,612	4,508,178
		4,508,178
Spain–3.05%
ACS Actividades de Construccion y Servicios	53,019	2,052,220
Aena SME	13,671	2,124,085
Amadeus IT Group	88,184	6,135,626
Banco Bilbao Vizcaya Argentaria	1,296,765	6,888,172
Banco de Sabadell	1,084,927	1,241,395
Banco Santander	3,230,060	14,667,677
Bankia	208,766	610,812
Bankinter	120,397	966,078
CaixaBank	719,255	2,604,733
Enagas	49,153	1,328,705
Endesa	65,741	1,516,031
Ferrovial	103,056	2,087,161
Grifols	61,295	1,609,103
Iberdrola	1,212,898	9,739,424
Industria de Diseno Textil	218,808	5,585,001
Mapfre	181,469	481,966
Naturgy Energy Group	73,861	1,884,247
Red Electrica	88,653	1,976,980
Repsol	274,627	4,415,191
†Siemens Gamesa Renewable Energy	42,189	513,669
Telefonica	905,403	7,621,133
		76,049,409
Sweden–2.59%
Alfa Laval	61,046	1,312,322
ArcelorMittal	124,542	2,578,063
Assaloy Class B	204,299	3,658,340
Atlas Copco Class A	124,955	2,981,180
Atlas Copco Class B	78,670	1,723,799
Boliden	56,006	1,213,595
Electrolux B	49,478	1,042,933
†Epiroc Class A	124,955	1,187,649
†Epiroc Class B	78,670	702,237
Essity Class B	121,674	2,990,926
Hennes & Mauritz Class B	167,727	2,385,258
Hexagon Class B	53,609	2,478,212
Husqvarna Class B	76,246	566,045
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
ICA Gruppen	14,943	$ 533,825
Industrivarden Class C	25,640	519,109
Investor Class B	92,675	3,938,161
Kinnevik Class B	48,587	1,175,774
L E Lundbergforetagen Class B	12,752	376,581
Lundin Petroleum	31,520	787,183
Millicom International Cellular SDR	11,134	704,512
Nokian Renkaat	19,229	590,593
Sandvik	231,374	3,315,188
Securitas Class B	53,264	858,078
Skandinaviska Enskilda Banken Class A	304,068	2,955,813
Skanska Class B	66,792	1,065,013
SKF Class B	67,025	1,018,689
Svenska Handelsbanken Class A	304,811	3,391,228
Swedbank Class A	183,848	4,109,213
Swedish Match	31,779	1,251,057
Tele2 Class B	94,913	1,210,500
Telefonaktiebolaget LM Ericsson Class B	619,072	5,479,999
Telia	526,440	2,504,216
Volvo Class B	308,957	4,045,499
		64,650,790
Switzerland–8.60%
ABB	358,411	6,844,252
Adecco Group	32,946	1,548,541
Baloise Holding	10,323	1,425,201
Barry Callebaut	344	536,867
Chocoladefabriken Lindt & Spruengli	217	1,348,408
Chocoladefabriken Lindt & Spruengli Class R	21	1,566,080
Cie Financiere Richemont	104,722	6,753,271
†Clariant	32,362	596,811
†Credit Suisse Group	489,172	5,347,477
†Dufry	7,390	703,693
EMS-Chemie Holding	1,378	656,089
Geberit	7,433	2,894,563
Givaudan	1,869	4,333,593
†Julius Baer Group	45,310	1,614,690
Kuehne + Nagel International Class R	11,035	1,420,498
†LafargeHolcim	92,921	3,834,715
†Lonza Group	15,068	3,916,997
Nestle	604,365	49,051,923
Novartis	428,177	36,670,872
Pargesa Holding Bearer Shares	8,576	618,519
Partners Group Holding	3,523	2,143,204
Roche Holding	138,781	34,453,610

LVIP SSGA International Index Fund–13

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Schindler Holding	10,886	$ 2,147,037
SGS	1,039	2,338,810
Sika	25,980	3,300,072
Sonova Holding	10,736	1,765,494
Straumann Holding Class R	2,227	1,406,490
Swatch Group	6,259	1,826,737
Swatch Group (Swiss Exchange)	12,067	697,977
†Swiss Life Holding	6,604	2,548,942
†Swiss Prime Site	16,468	1,333,927
Swiss Re	61,390	5,647,900
Swisscom	5,241	2,505,076
†Temenos	11,525	1,384,876
†UBS Group (New York Shares)	768,811	9,589,564
Vifor Pharma	8,627	938,750
Zurich Insurance Group	30,207	9,004,361
		214,715,887
United Kingdom–16.34%
3i Group	197,413	1,947,917
Admiral Group	35,605	929,065
Antofagasta	66,393	664,030
Ashtead Group	90,054	1,878,470
Associated British Foods	71,759	1,870,293
AstraZeneca	250,988	18,735,231
Auto Trader Group	168,540	978,103
Aviva	784,045	3,752,437
Babcock International Group	41,546	259,134
BAE Systems	650,490	3,804,620
Barclays	3,432,685	6,567,648
Barratt Developments	208,017	1,227,035
Berkeley Group Holdings	22,114	980,824
BHP Group	422,195	8,921,407
BP	3,951,664	24,981,184
British American Tobacco	376,182	11,969,740
British American Tobacco ADR	78,459	2,499,704
British Land	192,836	1,311,336
BT Group	1,699,842	5,168,528
Bunzl	68,569	2,070,702
Burberry Group	75,187	1,651,031
Carnival (London Stock Exchange)	32,423	1,557,011
Centrica	1,041,992	1,797,406
Coca-Cola European Partners	44,629	2,056,532
Coca-Cola HBC	38,089	1,192,098
Compass Group	317,669	6,685,287
ConvaTec Group	297,544	527,040
Croda International	28,066	1,676,127
DCC	18,319	1,397,379
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Diageo	488,012	$ 17,438,814
Direct Line Insurance Group	242,254	984,749
easyJet	26,750	376,930
Experian	181,040	4,388,756
Ferguson	43,422	2,774,588
†Fiat Chrysler Automobiles	214,521	3,093,040
Fresnillo	36,441	400,418
G4S	261,232	659,432
GlaxoSmithKline	983,014	18,734,298
†Glencore	2,208,496	8,211,331
GVC Holdings	103,717	890,406
Hammerson	133,317	561,255
Hargreaves Lansdown	54,465	1,284,556
HSBC Holdings (London Shares)	3,933,730	32,452,215
Imperial Brands	191,891	5,824,220
Informa	239,337	1,921,093
InterContinental Hotels Group	37,030	2,003,057
International Consolidated Airlines Group	34,180	270,970
International Consolidated Airlines Group (London Stock Exchange)	102,223	806,287
Intertek Group	32,884	2,012,593
Investec	139,504	784,252
ITV	712,834	1,134,590
J Sainsbury	333,823	1,128,488
John Wood Group	132,407	851,900
Johnson Matthey	38,061	1,358,992
Kingfisher	436,260	1,147,054
Land Securities Group	151,148	1,551,965
Legal & General Group	1,216,656	3,584,717
Lloyds Banking Group	13,789,112	9,089,502
London Stock Exchange Group	64,207	3,331,093
Marks & Spencer Group	337,057	1,057,144
Meggitt	130,524	784,062
Melrose Industries	909,169	1,899,348
Merlin Entertainments	119,494	484,019
Micro Focus International ADR	88,542	1,523,808
Mondi	75,020	1,562,496
National Grid	681,099	6,663,409
Next	27,365	1,393,339
NMC Health	19,900	694,534
Pearson	161,264	1,931,924
Persimmon	63,027	1,552,089
Prudential	517,200	9,235,356
Reckitt Benckiser Group	133,758	10,242,694
RELX	193,102	3,973,121

LVIP SSGA International Index Fund–14

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
RELX (London Stock Exchange)	202,238	$ 4,170,226
Rio Tinto	233,793	11,196,905
†Rolls-Royce Holdings	344,246	3,626,631
Royal Bank of Scotland Group	917,324	2,544,708
Royal Dutch Shell Class A	908,768	26,747,614
Royal Mail	151,527	525,932
RSA Insurance Group	210,221	1,379,629
Sage Group	210,171	1,611,893
Schroders	23,299	725,619
Segro	215,525	1,617,976
Severn Trent	41,713	966,935
Shire	182,212	10,602,476
Smith & Nephew	175,979	3,294,091
Smiths Group	81,390	1,416,915
SSE	204,210	2,820,055
St James's Place	92,031	1,108,404
Standard Chartered	536,300	4,167,940
Standard Lifeerdeen	472,946	1,548,588
Taylor Wimpey	674,538	1,172,925
Tesco	1,884,946	4,571,297
TUI	77,915	1,119,851
Unilever	224,944	11,810,183
United Utilities Group	133,977	1,259,718
Vodafone Group	5,320,491	10,344,570
Weir Group	46,598	771,628
Whitbread	37,636	2,197,821
Wm Morrison Supermarkets	392,650	1,067,436
WPP	232,374	2,528,924
		408,023,113
Total Common Stock (Cost $2,232,261,088)		2,450,555,189
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS–0.54%
Germany–0.54%
Bayerische Motoren Werke 4.65%	10,228	$ 729,376
FUCHS PETROLUB 2.22%	12,670	523,804
Henkel & Co. 2.13%	36,178	3,951,686
Porsche Automobil Holding 3.14%	30,053	1,767,486
Sartorius 0.38%	6,807	847,179
Volkswagen 2.71%	36,092	5,755,067
Total Preferred Stocks (Cost $12,779,252)		13,574,598
ΔRIGHTS–0.01%
Spain–0.01%
†Repsol expiration date 1/14/19	274,627	125,861
Total Rights (Cost $128,217)		125,861

MONEY MARKET FUND–0.57%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 2.27%)	14,327,201	14,327,201
Total Money Market Fund (Cost $14,327,201)		14,327,201

TOTAL INVESTMENTS–99.25% (Cost $2,259,495,758)	2,478,582,849
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.75%	18,662,387
NET ASSETS APPLICABLE TO 300,671,617 SHARES OUTSTANDING–100.00%	$2,497,245,236
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND STANDARD CLASS ($2,218,689,811 / 267,145,110 Shares)	$8.305
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND SERVICE CLASS ($278,555,425 / 33,526,507 Shares)	$8.309
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$2,491,425,940
Distributable earnings/(accumulated loss)	5,819,296
TOTAL NET ASSETS	$2,497,245,236

Δ Securities have been classified by country of origin.
LVIP SSGA International Index Fund–15

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
† Non-income producing.
□ Securities listed and traded on the Hong Kong Stock Exchange.
■ Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
★	Includes $2,002,500 cash collateral held at broker for futures contracts, $980,176 payable for fund share redeemed, $212,058 other accrued expenses payable, $724,462 due to manager and affiliates and $17,091 variation margin due from broker on futures contracts as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
445	E-mini MSCI EAFE Index	$38,181,000	$39,024,281	3/15/19	$—	$(843,281)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
CDI–Chess Depository Interest
CVA–Dutch Certificate
EAFE–Europe Australasia Far East
FDR–Fiduciary Depositary Receipt
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
RSP–Risparmio Italian Savings Shares
SDR–Swedish Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–16

LVIP SSGA International Index Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 95,197,833
Interest	41,414
Foreign Taxes Withheld	(8,047,030)
87,192,217
EXPENSES:
Management fees	11,233,652
Shareholder servicing fees	814,440
Distribution fees-Service Class	768,406
Accounting and administration expenses	689,784
Custodian fees	228,685
Professional fees	125,504
Pricing fees	97,763
Trustees’ fees and expenses	92,791
Reports and statements to shareholders	71,737
Consulting fees	3,490
Other	954,093
15,080,345
Less:
Management fees waived	(3,311,358)
Total operating expenses	11,768,987
NET INVESTMENT INCOME	75,423,230
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(2,279,452)
Foreign currencies	(819,251)
Futures contracts	(5,757,962)
Net realized loss	(8,856,665)
Net change in unrealized appreciation (depreciation) of:
Investments	(453,098,825)
Foreign currencies	(360,712)
Futures contracts	(1,906,631)
Net change in unrealized appreciation (depreciation)	(455,366,168)
NET REALIZED AND UNREALIZED LOSS	(464,222,833)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(388,799,603)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 75,423,230	$ 63,122,869
Net realized loss	(8,856,665)	(6,674,508)
Net change in unrealized appreciation (depreciation)	(455,366,168)	496,091,667
Net increase (decrease) in net assets resulting from operations	(388,799,603)	552,540,028
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(65,877,055)	(65,296,493)
Service Class	(7,525,095)	(7,127,527)
	(73,402,150)	(72,424,020)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	256,108,851	546,996,448
Service Class	50,013,807	37,262,933
Reinvestment of dividends and distributions:
Standard Class	65,877,055	65,296,493
Service Class	7,525,095	7,127,527
	379,524,808	656,683,401
Cost of shares redeemed:
Standard Class	(364,140,986)	(413,728,441)
Service Class	(41,023,300)	(59,685,624)
	(405,164,286)	(473,414,065)
Increase (decrease) in net assets derived from capital share transactions	(25,639,478)	183,269,336
NET INCREASE (DECREASE) IN NET ASSETS	(487,841,231)	663,385,344
NET ASSETS:
Beginning of year	2,985,086,467	2,321,701,123
End of year	$2,497,245,236	$2,985,086,467
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (65,296,493)
Service Class		(7,127,527)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–17

LVIP SSGA International Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.906	$ 8.152	$ 8.326	$ 8.657	$ 9.458
Income (loss) from investment operations:
Net investment income[1]	0.262	0.231	0.238	0.222	0.300
Net realized and unrealized gain (loss)	(1.609)	1.775	(0.154)	(0.329)	(0.849)
Total from investment operations	(1.347)	2.006	0.084	(0.107)	(0.549)
Less dividends and distributions from:
Net investment income	(0.254)	(0.252)	(0.258)	(0.224)	(0.252)
Total dividends and distributions	(0.254)	(0.252)	(0.258)	(0.224)	(0.252)
Net asset value, end of period	$ 8.305	$ 9.906	$ 8.152	$ 8.326	$ 8.657
Total return[2]	(13.70%)	24.69%	1.02%	(1.22%)	(5.84%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,218,690	$2,671,016	$2,049,699	$2,173,659	$1,861,073
Ratio of expenses to average net assets	0.39%	0.40%	0.41%	0.41%	0.43%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.51%	0.50%	0.49%	0.48%	0.48%
Ratio of net investment income to average net assets	2.71%	2.49%	2.94%	2.48%	3.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.59%	2.39%	2.86%	2.41%	3.13%
Portfolio turnover	5%	8%	18%	1%	2%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–18

LVIP SSGA International Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.908	$ 8.155	$ 8.330	$ 8.660	$ 9.460
Income (loss) from investment operations:
Net investment income[1]	0.237	0.207	0.218	0.200	0.276
Net realized and unrealized gain (loss)	(1.605)	1.775	(0.155)	(0.329)	(0.847)
Total from investment operations	(1.368)	1.982	0.063	(0.129)	(0.571)
Less dividends and distributions from:
Net investment income	(0.231)	(0.229)	(0.238)	(0.201)	(0.229)
Total dividends and distributions	(0.231)	(0.229)	(0.238)	(0.201)	(0.229)
Net asset value, end of period	$ 8.309	$ 9.908	$ 8.155	$ 8.330	$ 8.660
Total return[2]	(13.92%)	24.38%	0.76%	(1.46%)	(6.08%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 278,555	$314,070	$272,002	$270,652	$288,408
Ratio of expenses to average net assets	0.64%	0.65%	0.66%	0.66%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.75%	0.74%	0.73%	0.73%
Ratio of net investment income to average net assets	2.46%	2.24%	2.69%	2.23%	2.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.34%	2.14%	2.61%	2.16%	2.88%
Portfolio turnover	5%	8%	18%	1%	2%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–19

LVIP SSGA International Index Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.    Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).    Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA International Index Fund–20

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.    Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.087% on the first $1 billion of the Fund’s average daily net assets and 0.135% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.40% of the average daily net assets for the Standard Class and 0.65% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc.(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$161,010
Legal	32,223
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $41,236 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP SSGA International Index Fund–21

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$602,046
Distribution fees payable to LFD	59,726
Printing and mailing fees payable to Lincoln Life	1,267
Shareholder servicing fees payable to Lincoln Life	61,423
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$148,425,321
Sales	157,056,838
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$2,311,199,120
Aggregate unrealized appreciation of investments and derivatives	$ 375,483,552
Aggregate unrealized depreciation of investments and derivatives	(208,099,823)
Net unrealized appreciation of investments and derivatives	$ 167,383,729
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA International Index Fund–22

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 1,781,157	$ 169,174,102	$—	$ 170,955,259
Austria	—	5,981,057	—	5,981,057
Belgium	—	23,372,475	—	23,372,475
China	869,612	270,139	—	1,139,751
Denmark	—	43,782,584	—	43,782,584
Finland	—	30,247,464	—	30,247,464
France	3,117,059	264,197,292	—	267,314,351
Germany	1,912,630	202,888,004	—	204,800,634
Hong Kong	913,527	91,218,927	—	92,132,454
Ireland	2,508,510	11,798,540	—	14,307,050
Israel	3,889,226	9,289,243	—	13,178,469
Italy	—	53,252,925	—	53,252,925
Japan	—	594,709,291	—	594,709,291
Netherlands	4,815,962	100,181,278	—	104,997,240
New Zealand	455,727	4,944,582	—	5,400,309
Norway	—	17,877,616	—	17,877,616
Portugal	—	3,823,049	—	3,823,049
Singapore	—	35,335,834	—	35,335,834
South Africa	—	4,508,178	—	4,508,178
Spain	—	76,049,409	—	76,049,409
Sweden	—	64,650,790	—	64,650,790
Switzerland	1,566,080	213,149,807	—	214,715,887
United Kingdom	4,023,512	403,999,601	—	408,023,113
Preferred Stocks
Germany	—	13,574,598	—	13,574,598
Rights	125,861	—	—	125,861
Money Market Fund	14,327,201	—	—	14,327,201
Total Investments	$40,306,064	$2,438,276,785	$—	$2,478,582,849
Derivatives:

Liabilities:
Futures Contracts	$(843,281)	$—	$—	$(843,281)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts, tax treatment of passive foreign investment companies (“PFIC”),partnership basis adjustment and former tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$73,402,150	$72,424,020
LVIP SSGA International Index Fund–23

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 2,877,622
Capital loss carryforward	(164,435,306)
Net unrealized appreciation	167,376,980
Distributable earnings/(accumulated loss)	$ 5,819,296
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions, partnership income, expiring capital loss carryforwards and passive foreign investment companies ("PFIC"):
Distributable Earnings	Paid-in Capital
$56,183	$(56,183)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$5,428,961	$159,006,345	$164,435,306
In 2018, the Fund had capital loss carryforwards of $56,183 expire.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	27,324,511	57,448,333
Service Class	5,215,231	4,077,810
Shares reinvested:
Standard Class	7,621,913	6,679,305
Service Class	869,448	729,034
	41,031,103	68,934,482
Shares redeemed:
Standard Class	(37,438,960)	(45,925,190)
Service Class	(4,255,874)	(6,463,462)
	(41,694,834)	(52,388,652)
Net increase (decrease)	(663,731)	16,545,830
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency
LVIP SSGA International Index Fund–24

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(843,281)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,757,962)	$(1,906,631)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$15,385
Futures contracts (average notional value)	51,826,840	—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or
LVIP SSGA International Index Fund–25

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had no assets and liabilities subject to offsetting provisions.
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Index Fund–26

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA International Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 1, 2019
LVIP SSGA International Index Fund–27

LVIP SSGA International Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
LVIP SSGA International Index Fund–28

LVIP SSGA International Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group as was the net expense ratio. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA International Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period, below the return of the Morningstar peer group median and the benchmark index for the three year period and was the same as the return of the Morningstar peer group median and below the benchmark index for the five year period. The Board considered LIAC’s view that underperformance as compared to the benchmark index was primarily attributable to fees, the Fund’s cash position and fair value differences. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules compared to the fees charged by SSGA to other sub-advised funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA International Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn‐Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson‐Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA International Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA International Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA International Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Index Fund–33

LVIP SSGA International Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA International Managed Volatility Fund

LVIP SSGA International Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (12.20%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the MSCI EAFE Index (net dividends)1, returned (13.79%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund is an international equity index fund with a volatility management overlay. The Fund’s equity sleeve is expected to closely track the benchmark, the MSCI EAFE Index (net dividends), while the volatility management overlay is expected to be the primary driver of relative performance versus the benchmark. The risk management overlay component of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Alex Zeng
Jay Shearon
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
Michael Feehily
John Tucker
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 1/2/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,482 for the Standard Class shares and to $9,367 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,269. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 12.20%
Inception (1/2/14)	- 1.06%
Service Class Shares
One Year	- 12.42%
Inception (1/2/14)	- 1.30%

LVIP SSGA International Managed Volatility Fund–1

LVIP SSGA International Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
1. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP SSGA International Managed Volatility Fund–2

LVIP SSGA International Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$901.00	0.25%	$1.20
Service Class Shares	1,000.00	899.90	0.50%	2.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA International Managed Volatility Fund–3

LVIP SSGA International Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	94.27%
Investment Company	94.27%
International Equity Fund	94.27%
Unaffiliated Investments	3.27%
Equity Investment	0.02%
Common Stock	0.02%
Investment Company	3.25%
Money Market Fund	3.25%
Total Investments	97.54%
Receivables and Other Assets Net of Liabilities	2.46%
Total Net Assets	100.00%
LVIP SSGA International Managed Volatility Fund–4

LVIP SSGA International Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–94.27%
INVESTMENT COMPANY–94.27%
International Equity Fund–94.27%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	42,638,268	$ 354,068,181
Total Affiliated Investment (Cost $352,270,936)		354,068,181

UNAFFILIATED INVESTMENTS–3.27%
EQUITY INVESTMENT–0.02%
Common Stock–0.02%
China Merchants Shekou Industrial Zone Holdings	19,861	50,292
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANY–3.25%
Money Market Fund–3.25%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	12,212,216	$ 12,212,216
Total Unaffiliated Investments (Cost $12,264,576)		12,262,508
TOTAL INVESTMENTS–97.54% (Cost $364,535,512)	366,330,689
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.46%	9,252,526
NET ASSETS APPLICABLE TO 43,868,727 SHARES OUTSTANDING–100.00%	$375,583,215

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(397)	British Pound	$(31,735,188)	$(31,488,778)	3/18/19	$ —	$ (246,410)
(362)	Euro	(52,139,312)	(51,817,623)	3/18/19	—	(321,689)
(330)	Japanese Yen	(37,830,375)	(36,658,804)	3/18/19	—	(1,171,571)
					—	(1,739,670)
Equity Contracts:
(42)	E-mini MSCI Emerging Markets Index	(2,030,280)	(2,064,466)	3/15/19	34,186	—
(1,534)	Euro STOXX 50 Index	(52,270,429)	(53,537,474)	3/15/19	1,267,045	—
(377)	FTSE 100 Index	(31,998,101)	(32,378,389)	3/15/19	380,288	—
(211)	Nikkei 225 Index (OSE)	(38,501,893)	(40,926,145)	3/7/19	2,424,252	—
					4,105,771	—
Total Futures Contracts					$4,105,771	$(1,739,670)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–5

LVIP SSGA International Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investment, at value	$354,068,181
Unaffiliated investments, at value	12,262,508
Cash collateral held at broker for futures contracts	9,469,396
Receivable for fund shares sold	267,524
Receivable for securities sold	41,806
Dividends and interest receivable	28,238
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	15,059
Prepaid expenses	1,524
TOTAL ASSETS	376,154,236
LIABILITIES:
Variation margin due to broker on futures contracts	338,583
Due to manager and affiliates	159,910
Due to custodian	41,831
Other accrued expenses payable	20,388
Payable for fund shares redeemed	10,309
TOTAL LIABILITIES	571,021
TOTAL NET ASSETS	$375,583,215
Affiliated investment, at cost	$352,270,936
Unaffiliated investments, at cost	12,264,576
Standard Class:
Net Assets	$ 18,998,751
Shares Outstanding	2,220,827
Net Asset Value Per Share	$ 8.555
Service Class:
Net Assets	$356,584,464
Shares Outstanding	41,647,900
Net Asset Value Per Share	$ 8.562
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$373,178,109
Distributable earnings/(accumulated loss)	2,405,106
TOTAL NET ASSETS	$375,583,215
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–6

LVIP SSGA International Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investment	$ 10,533,859
Dividends from unaffiliated investments	316,898
10,850,757
EXPENSES:
Management fees	3,160,671
Distribution fees-Service Class	987,550
Shareholder servicing fees	120,605
Accounting and administration expenses	59,042
Reports and statements to shareholders	44,349
Professional fees	34,939
Trustees’ fees and expenses	13,655
Consulting fees	3,954
Custodian fees	2,195
Pricing fees	361
Other	2,029
4,429,350
Less:
Management fees waived	(2,204,152)
Expenses reimbursed	(197,953)
Total operating expenses	2,027,245
NET INVESTMENT INCOME	8,823,512
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(324,742)
Sale of unaffiliated investments	(374)
Foreign currencies	(91,037)
Futures contracts	2,293,135
Net realized gain	1,876,982
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(65,625,129)
Unaffiliated investments	(9,330)
Foreign currencies	23,879
Futures contracts	1,986,545
Net change in unrealized appreciation (depreciation)	(63,624,035)
NET REALIZED AND UNREALIZED LOSS	(61,747,053)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(52,923,541)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,823,512	$ 8,306,933
Net realized gain	1,876,982	4,038,916
Net change in unrealized appreciation (depreciation)	(63,624,035)	74,435,678
Net increase (decrease) in net assets resulting from operations	(52,923,541)	86,781,527
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(478,744)	(447,819)
Service Class	(8,007,368)	(7,657,408)
	(8,486,112)	(8,105,227)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,807,020	2,004,350
Service Class	39,645,037	30,637,302
Reinvestment of dividends and distributions:
Standard Class	478,744	447,819
Service Class	8,007,368	7,657,408
	50,938,169	40,746,879
Cost of shares redeemed:
Standard Class	(2,510,519)	(2,475,709)
Service Class	(40,108,056)	(65,760,546)
	(42,618,575)	(68,236,255)
Increase (decrease) in net assets derived from capital share transactions	8,319,594	(27,489,376)
NET INCREASE (DECREASE) IN NET ASSETS	(53,090,059)	51,186,924
NET ASSETS:
Beginning of year	428,673,274	377,486,350
End of year	$375,583,215	$428,673,274
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (447,819)
Service Class		(7,657,408)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–7

LVIP SSGA International Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Standard Class
			Year Ended		1/2/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 9.996	$ 8.217	$ 8.611	$ 9.123	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.230	0.213	0.218	0.328	0.334
Net realized and unrealized gain (loss)	(1.450)	1.781	(0.529)	(0.645)	(0.989)
Total from investment operations	(1.220)	1.994	(0.311)	(0.317)	(0.655)
Less dividends and distributions from:
Net investment income	(0.221)	(0.215)	(0.083)	(0.194)	(0.222)
Return of capital	—	—	—	(0.001)	—
Total dividends and distributions	(0.221)	(0.215)	(0.083)	(0.195)	(0.222)
Net asset value, end of period	$ 8.555	$ 9.996	$ 8.217	$ 8.611	$ 9.123
Total return[4]	(12.20%)	24.27%	(3.60%)	(3.50%)	(6.57%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 18,999	$ 21,319	$ 17,459	$ 9	$ 9
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.83%	0.82%	0.84%	0.92%	1.26%
Ratio of net investment income to average net assets	2.36%	2.28%	2.64%	3.52%	3.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.78%	1.71%	2.05%	2.85%	2.26%
Portfolio turnover	6%	8%	10%	7%	46%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–8

LVIP SSGA International Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Service Class
			Year Ended		1/2/14 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.001	$ 8.223	$ 8.613	$ 9.125	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.205	0.189	0.197	0.301	0.302
Net realized and unrealized gain (loss)	(1.447)	1.781	(0.526)	(0.641)	(0.981)
Total from investment operations	(1.242)	1.970	(0.329)	(0.340)	(0.679)
Less dividends and distributions from:
Net investment income	(0.197)	(0.192)	(0.061)	(0.171)	(0.196)
Return of capital	—	—	—	(0.001)	—
Total dividends and distributions	(0.197)	(0.192)	(0.061)	(0.172)	(0.196)
Net asset value, end of period	$ 8.562	$ 10.001	$ 8.223	$ 8.613	$ 9.125
Total return[4]	(12.42%)	23.95%	(3.81%)	(3.76%)	(6.80%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 356,584	$407,354	$359,937	$ 84,579	$ 16,584
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.08%	1.07%	1.09%	1.17%	1.51%
Ratio of net investment income to average net assets	2.11%	2.03%	2.39%	3.27%	3.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.53%	1.46%	1.80%	2.60%	2.01%
Portfolio turnover	6%	8%	10%	7%	46%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–9

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA International Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA International Index Fund, which is subadvised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
LVIP SSGA International Managed Volatility Fund–10

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.76% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.53% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the Fund’s average daily net assets for the Standard Class and 0.50% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$23,687
Legal	4,783
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $35,813 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$15,059
Management fees payable to LIAC	73,741
Distribution fees payable to LFD	76,092
Printing and mailing fees payable to Lincoln Life	779
Shareholder servicing fees payable to Lincoln Life	9,298
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA International Managed Volatility Fund–11

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.27%@
International Equity Fund-94.27%@
✧✧LVIP SSGA International Index Fund	$407,342,564	$37,966,986	$25,291,498	$(324,742)	$(65,625,129)	$354,068,181	42,638,268	$10,533,859	$—

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$37,966,985
Sales	25,291,498
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$368,037,210
Aggregate unrealized appreciation of investments and derivatives	$ 719,798
Aggregate unrealized depreciation of investments and derivatives	(2,068)
Net unrealized appreciation of investments and derivatives	$ 717,730
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA International Managed Volatility Fund–12

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$354,068,181	$ —	$—	$354,068,181
Unaffiliated Investments
Common Stock	—	50,292	—	50,292
Money Market Fund	12,212,216	—	—	12,212,216
Total Investments	$366,280,397	$50,292	$—	$366,330,689
Derivatives:
Assets:
Futures Contracts	$ 4,105,771	$ —	$—	$ 4,105,771
Liabilities:
Futures Contracts	$ (1,739,670)	$ —	$—	$ (1,739,670)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$8,486,112	$8,105,227
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,042,580
Undistributed long-term capital gains	620,953
Net unrealized appreciation	741,573
Distributable earnings/(accumulated loss)	$2,405,106
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2018, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2018, the Fund utilized $1,133,238 of capital losses carryforwards.
LVIP SSGA International Managed Volatility Fund–13

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	286,475	221,827
Service Class	4,074,222	3,319,472
Shares reinvested:
Standard Class	55,949	44,817
Service Class	934,293	765,889
	5,350,939	4,352,005
Shares redeemed:
Standard Class	(254,420)	(269,574)
Service Class	(4,092,914)	(7,127,002)
	(4,347,334)	(7,396,576)
Net increase (decrease)	1,003,605	(3,044,571)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$4,105,771	Variation margin due to broker on futures contracts	$ —
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	—	Variation margin due to broker on futures contracts	(1,739,670)
Total		$4,105,771		$(1,739,670)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
LVIP SSGA International Managed Volatility Fund–14

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 362,667	$ 4,021,390
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,930,468	(2,034,845)
Total		$2,293,135	$ 1,986,545
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$19,173,550	$37,642,138
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA International Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from January 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP SSGA International Managed Volatility Fund–16

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA International Managed Volatility Fund–17

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP SSGA International Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Blend funds category and MSCI EAFE Net Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Blend funds category and a benchmark index. The Board considered LIAC’s statement that the underlying fund is designed to passively track the MSCI EAFE index and has performed within expectations. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP SSGA International Managed Volatility Fund–18

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA International Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA International Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA International Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA International Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Managed Volatility Fund–23

LVIP SSGA Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (4.66%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The Fund is a domestic large cap equity index fund with a volatility management overlay. The Fund’s equity sleeve is expected to closely track the benchmark, the S&P 500 Index, but may not track the index exactly due to expenses, cash, transaction costs and other unique factors. During calendar year 2018, returns of the equity sleeve closely tracked the S&P 500 Index.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Michael Feehily
John Tucker
Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Large Cap Managed Volatility Fund–1

LVIP SSGA Large Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Large Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,310 for the Standard Class shares and to $14,111 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $17,653. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.66%
Five Years	+ 4.76%
Inception (5/1/13)	+ 6.52%
Service Class Shares
One Year	- 4.88%
Five Years	+ 4.50%
Inception (5/1/13)	+ 6.26%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP SSGA Large Cap Managed Volatility Fund–2

LVIP SSGA Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$953.40	0.25%	$1.23
Service Class Shares	1,000.00	952.30	0.50%	2.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund–3

LVIP SSGA Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	93.34%
Investment Company	93.34%
Equity Fund	93.34%
Unaffiliated Investment	4.56%
Investment Company	4.56%
Money Market Fund	4.56%
Total Investments	97.90%
Receivables and Other Assets Net of Liabilities	2.10%
Total Net Assets	100.00%
LVIP SSGA Large Cap Managed Volatility Fund–4

LVIP SSGA Large Cap Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–93.34%
INVESTMENT COMPANY–93.34%
Equity Fund–93.34%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	29,502,828	$ 498,538,781
Total Affiliated Investment (Cost $470,336,447)		498,538,781
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENT–4.56%
INVESTMENT COMPANY–4.56%
Money Market Fund–4.56%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	24,368,202	$ 24,368,202
Total Unaffiliated Investment (Cost $24,368,202)		24,368,202
TOTAL INVESTMENTS–97.90% (Cost $494,704,649)	522,906,983
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.10%	11,232,139
NET ASSETS APPLICABLE TO 41,587,376 SHARES OUTSTANDING–100.00%	$534,139,122

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
(2,241)	E-mini S&P 500 Index	$(280,707,660)	$(283,475,559)	3/15/19	$2,767,899	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–5

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investment, at value	$498,538,781
Unaffiliated investment, at value	24,368,202
Cash collateral held at broker for futures contracts	13,446,000
Receivable for fund shares sold	591,318
Dividends and interest receivable	41,237
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	16,849
Prepaid expenses	2,014
TOTAL ASSETS	537,004,401
LIABILITIES:
Variation margin due to broker on futures contracts	2,151,336
Payable for securities purchased	367,121
Due to manager and affiliates	231,356
Payable for fund shares redeemed	95,859
Other accrued expenses payable	19,607
TOTAL LIABILITIES	2,865,279
TOTAL NET ASSETS	$534,139,122
Affiliated investment, at cost	$470,336,447
Unaffiliated investment, at cost	24,368,202
Standard Class:
Net Assets	$ 14,123
Shares Outstanding	1,099
Net Asset Value Per Share	$ 12.851
Service Class:
Net Assets	$534,124,999
Shares Outstanding	41,586,277
Net Asset Value Per Share	$ 12.844
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$507,606,529
Distributable earnings/(accumulated loss)	26,532,593
TOTAL NET ASSETS	$534,139,122
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–6

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investment	$ 9,838,530
Dividends from unaffiliated investment	363,127
Interest from unaffiliated investment	22,042
10,223,699
EXPENSES:
Management fees	3,404,857
Distribution fees-Service Class	1,215,913
Shareholder servicing fees	141,058
Accounting and administration expenses	62,665
Professional fees	35,310
Reports and statements to shareholders	35,262
Trustees’ fees and expenses	15,515
Consulting fees	3,927
Custodian fees	537
Pricing fees	17
Other	1,467
4,916,528
Less:
Management fees waived	(2,286,118)
Expenses reimbursed	(198,477)
Total operating expenses	2,431,933
NET INVESTMENT INCOME	7,791,766
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	(215,679)
Distributions from affiliated investment	9,003,914
Futures contracts	(1,640,030)
Net realized gain	7,148,205
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(47,066,921)
Futures contracts	2,536,337
Net change in unrealized appreciation (depreciation)	(44,530,584)
NET REALIZED AND UNREALIZED LOSS	(37,382,379)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,590,613)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,791,766	$ 5,138,865
Net realized gain	7,148,205	6,885,514
Net change in unrealized appreciation (depreciation)	(44,530,584)	52,659,668
Net increase (decrease) in net assets resulting from operations	(29,590,613)	64,684,047
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(563)	(871)
Service Class	(11,239,075)	(5,731,962)
	(11,239,638)	(5,732,833)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	202,078,779	90,523,952
Reinvestment of dividends and distributions:
Standard Class	563	871
Service Class	11,239,075	5,731,962
	213,318,417	96,256,785
Cost of shares redeemed:
Standard Class	(40,698)	(1,883)
Service Class	(42,528,433)	(38,808,668)
	(42,569,131)	(38,810,551)
Increase in net assets derived from capital share transactions	170,749,286	57,446,234
NET INCREASE IN NET ASSETS	129,919,035	116,397,448
NET ASSETS:
Beginning of year	404,220,087	287,822,639
End of year	$534,139,122	$404,220,087
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (871)
Service Class		(5,731,962)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–7

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.798	$ 11.584	$ 10.890	$ 11.676	$ 11.194
Income (loss) from investment operations:
Net investment income[2]	0.260	0.223	0.217	0.221	0.287
Net realized and unrealized gain (loss)	(0.895)	2.221	0.677	(0.822)	0.442
Total from investment operations	(0.635)	2.444	0.894	(0.601)	0.729
Less dividends and distributions from:
Net investment income	(0.230)	(0.230)	(0.200)	(0.185)	(0.247)
Net realized gain	(0.082)	—	—	—	—
Total dividends and distributions	(0.312)	(0.230)	(0.200)	(0.185)	(0.247)
Net asset value, end of period	$ 12.851	$ 13.798	$ 11.584	$ 10.890	$ 11.676
Total return[3]	(4.66%)	21.09%	8.20%	(5.16%)	6.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 14	$ 53	$ 46	$ 43	$ 13
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.76%	0.76%	0.77%	0.79%	0.83%
Ratio of net investment income to average net assets	1.85%	1.75%	1.95%	1.96%	2.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.24%	1.43%	1.42%	1.96%
Portfolio turnover	4%	5%	6%	12%	8%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–8

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.792	$ 11.582	$ 10.890	$ 11.675	$ 11.193
Income (loss) from investment operations:
Net investment income[2]	0.224	0.192	0.189	0.195	0.265
Net realized and unrealized gain (loss)	(0.890)	2.217	0.675	(0.824)	0.435
Total from investment operations	(0.666)	2.409	0.864	(0.629)	0.700
Less dividends and distributions from:
Net investment income	(0.200)	(0.199)	(0.172)	(0.156)	(0.218)
Net realized gain	(0.082)	—	—	—	—
Total dividends and distributions	(0.282)	(0.199)	(0.172)	(0.156)	(0.218)
Net asset value, end of period	$ 12.844	$ 13.792	$ 11.582	$ 10.890	$ 11.675
Total return[3]	(4.88%)	20.79%	7.93%	(5.39%)	6.23%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$534,125	$404,167	$287,777	$187,128	$106,260
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.01%	1.01%	1.02%	1.04%	1.08%
Ratio of net investment income to average net assets	1.60%	1.50%	1.70%	1.71%	2.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.09%	0.99%	1.18%	1.17%	1.71%
Portfolio turnover	4%	5%	6%	12%	8%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–9

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500 Index Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.70% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.47% of the Fund's average
LVIP SSGA Large Cap Managed Volatility Fund–10

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the Fund’s average daily net assets for the Standard Class and 0.50% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$26,755
Legal	5,334
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $26,274 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 16,849
Management fees payable to LIAC	104,734
Distribution fees payable to LFD	113,838
Printing and mailing fees payable to Lincoln Life	(422)
Shareholder servicing fees payable to Lincoln Life	13,206
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Large Cap Managed Volatility Fund–11

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-93.34%
Equity Fund-93.34%
LVIP SSGA S&P 500 Index Fund	$384,096,435	$179,072,876	$17,374,930	$(215,679)	$(47,066,921)	$498,538,781	29,502,828	$9,838,530	$9,003,914
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$179,072,876
Sales	17,374,930
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$495,747,063
Aggregate unrealized appreciation of investments and derivatives	$ 27,159,920
Aggregate unrealized depreciation of investments and derivatives	—
Net unrealized appreciation of investments and derivatives	$ 27,159,920
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Large Cap Managed Volatility Fund–12

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$498,538,781	$—	$—	$498,538,781
Unaffiliated Investment Company	24,368,202	—	—	24,368,202
Total Investments	$522,906,983	$—	$—	$522,906,983
Derivatives:
Assets:
Futures Contracts	$ 2,767,899	$—	$—	$ 2,767,899
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$8,185,980	$5,732,833
Long-term capital gains	3,053,658	—
Total	$11,239,638	$5,732,833
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 444,865
Undistributed long-term capital gains	9,121,214
Other temporary differences	(10,193,406)
Net unrealized appreciation	27,159,920
Distributable earnings/(accumulated loss)	$ 26,532,593
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	—	—
Service Class	14,461,462	7,084,861
Shares reinvested:
Standard Class	40	63
Service Class	848,478	413,704
	15,309,980	7,498,628
Shares redeemed:
Standard Class	(2,783)	(151)
Service Class	(3,028,147)	(3,041,173)
	(3,030,930)	(3,041,324)
Net increase	12,279,050	4,457,304
LVIP SSGA Large Cap Managed Volatility Fund–13

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments .
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$2,767,899	Variation margin due to broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,640,030)	$2,536,337
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$10,304,842	$71,116,420
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an
LVIP SSGA Large Cap Managed Volatility Fund–14

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Recent Regulatory Reporting Updates (continued)
amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP SSGA Large Cap Managed Volatility Fund–16

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Large Cap Managed Volatility Fund–17

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP SSGA Large Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and a benchmark index. The Board considered LIAC’s view that the performance of the Equity Sleeve was in line with expectations for a large cap index fund, when taking into account expenses, and transaction costs. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
LVIP SSGA Large Cap Managed Volatility Fund–18

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA Large Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA Large Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Large Cap Managed Volatility Fund–23

LVIP SSGA Mid-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA Mid-Cap Index Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Mid-Cap Index Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (11.37%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P MidCap 400® Index1, returned (11.08%).
Cash drag, security misweights and transaction costs were primary drivers of Fund performance during the Reporting Period, contributed +1.5bps/+2.0bps/-0.5bps to the performance difference respectively.
The Fund used Futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures detracted 0 bps from Fund performance relative to the benchmark index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were ABIOMED, Inc., Bioverativ, Inc. and Fortinet, Inc. The top negative contributors to the Fund’s performance during the Reporting Period were Thor Industries, Inc., Coherent, Inc. and Cognex Corporation.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Karl Schneider
Daniel TenPas
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP SSGA Mid-Cap Index Fund
Growth of $10,000 invested 9/2/14 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,211 for the Standard Class shares and to $12,081 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $12,393. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 11.37%
Inception (9/2/14)	+ 4.71%
Service Class Shares
One Year	- 11.59%
Inception (9/2/14)	+ 4.45%
1. The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s®, S&P® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Fund. The Fund is not sponsored, endorsed, sold or promoted by SDJI, Dow Jones, S&P, their respective affiliates, and none of them makes any representations regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions in the index.

LVIP SSGA Mid-Cap Index Fund–1

LVIP SSGA Mid-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$858.00	0.37%	$1.73
Service Class Shares	1,000.00	856.90	0.62%	2.90
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.37%	$1.89
Service Class Shares	1,000.00	1,022.10	0.62%	3.16

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Mid-Cap Index Fund–2

LVIP SSGA Mid-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.07%
Aerospace & Defense	1.00%
Airlines	0.33%
Auto Components	0.78%
Automobiles	0.17%
Banks	7.25%
Beverages	0.14%
Biotechnology	0.89%
Building Products	0.69%
Capital Markets	2.92%
Chemicals	2.61%
Commercial Services & Supplies	1.41%
Communications Equipment	1.40%
Construction & Engineering	1.23%
Construction Materials	0.19%
Consumer Finance	0.38%
Containers & Packaging	1.38%
Distributors	0.40%
Diversified Consumer Services	1.04%
Electric Utilities	1.56%
Electrical Equipment	1.32%
Electronic Equipment, Instruments & Components	3.93%
Energy Equipment & Services	1.13%
Equity Real Estate Investment Trusts	8.97%
Food & Staples Retailing	0.51%
Food Products	1.73%
Gas Utilities	2.42%
Health Care Equipment & Supplies	4.57%
Health Care Providers & Services	1.95%
Health Care Technology	0.38%
Hotels, Restaurants & Leisure	3.89%
Household Durables	1.51%
Household Products	0.18%
Industrial Conglomerates	0.40%
Insurance	5.04%
Internet Software & Services	0.76%
IT Services	2.83%
Leisure Products	0.56%
Life Sciences Tools & Services	1.54%
Machinery	5.01%
Marine	0.24%
Media	2.00%
Metals & Mining	1.97%
Multiline Retail	0.37%
Multi-Utilities	1.13%
Oil, Gas & Consumable Fuels	2.53%
Paper & Forest Products	0.36%
Security Type/Sector	Percentage of Net Assets
Personal Products	0.36%
Pharmaceuticals	0.48%
Professional Services	1.04%
Real Estate Management & Development	0.50%
Road & Rail	1.64%
Semiconductors & Semiconductor Equipment	3.02%
Software	3.09%
Specialty Retail	2.11%
Technology Hardware, Storage & Peripherals	0.18%
Textiles, Apparel & Luxury Goods	0.71%
Thrifts & Mortgage Finance	0.56%
Trading Companies & Distributors	0.78%
Water Utilities	0.40%
Wireless Telecommunication Services	0.20%
Money Market Fund	1.84%
Total Investments	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Teleflex	0.79%
Atmos Energy	0.71%
Domino's Pizza	0.68%
IDEX	0.64%
Alleghany	0.61%
UGI	0.61%
STERIS	0.59%
Reinsurance Group of America	0.59%
PTC	0.59%
Zebra Technologies Class A	0.56%
Total	6.37%

IT–Information Technology

LVIP SSGA Mid-Cap Index Fund–3

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.07%
Aerospace & Defense–1.00%
Curtiss-Wright	22,219	$ 2,269,004
†Esterline Technologies	13,424	1,630,345
†Teledyne Technologies	18,096	3,747,139
		7,646,488
Airlines–0.33%
†JetBlue Airways	157,836	2,534,846
		2,534,846
Auto Components–0.78%
Adient	44,446	669,357
Dana	78,199	1,065,852
Delphi Technologies	42,333	606,209
Gentex	135,671	2,741,911
†Visteon	14,900	898,172
		5,981,501
Automobiles–0.17%
Thor Industries	25,395	1,320,540
		1,320,540
Banks–7.25%
Associated Banc-Corp	87,098	1,723,669
BancorpSouth Bank	45,963	1,201,473
Bank of Hawaii	21,303	1,434,118
Bank OZK	61,352	1,400,666
Cathay General Bancorp	39,164	1,313,169
Chemical Financial	36,193	1,325,026
Commerce Bancshares	50,246	2,832,367
Cullen/Frost Bankers	32,233	2,834,570
East West Bancorp	73,047	3,179,736
First Horizon National	164,168	2,160,451
FNB	164,124	1,614,980
Fulton Financial	89,235	1,381,358
Hancock Whitney	43,240	1,498,266
Home BancShares	81,528	1,332,167
International Bancshares	27,857	958,281
MB Financial	42,628	1,689,348
PacWest Bancorp	61,873	2,059,133
Pinnacle Financial Partners	37,045	1,707,774
Prosperity Bancshares	33,529	2,088,857
Signature Bank	26,858	2,761,271
Sterling Bancorp	114,039	1,882,784
Synovus Financial	83,840	2,682,042
TCF Financial	84,891	1,654,526
†Texas Capital Bancshares	25,455	1,300,496
Trustmark	34,279	974,552
UMB Financial	22,836	1,392,311
Umpqua Holdings	111,385	1,771,021
United Bankshares	52,572	1,635,515
Valley National Bancorp	167,943	1,491,334
Webster Financial	46,571	2,295,485
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Wintrust Financial	28,505	$ 1,895,297
		55,472,043
Beverages–0.14%
†Boston Beer Class A	4,391	1,057,528
		1,057,528
Biotechnology–0.89%
†Exelixis	150,276	2,955,929
†Ligand Pharmaceuticals Class B	10,696	1,451,447
†United Therapeutics	21,999	2,395,691
		6,803,067
Building Products–0.69%
Lennox International	18,252	3,994,633
†Resideo Technologies	62,842	1,291,403
		5,286,036
Capital Markets–2.92%
Eaton Vance	59,658	2,098,769
Evercore Class A	20,756	1,485,299
FactSet Research Systems	19,315	3,865,511
Federated Investors Class B	50,980	1,353,519
Interactive Brokers Group Class A	37,971	2,075,115
Janus Henderson Group	85,245	1,766,276
Legg Mason	43,349	1,105,833
MarketAxess Holdings	18,918	3,997,563
SEI Investments	66,416	3,068,419
Stifel Financial	36,073	1,494,144
		22,310,448
Chemicals–2.61%
Ashland Global Holdings	31,529	2,237,298
Cabot	31,232	1,341,102
Chemours	86,076	2,429,065
Minerals Technologies	18,009	924,582
NewMarket	4,522	1,863,471
Olin	84,536	1,700,019
PolyOne	40,637	1,162,218
RPM International	67,209	3,950,545
Scotts Miracle-Gro Class A	21,002	1,290,783
Sensient Technologies	21,549	1,203,512
Valvoline	96,470	1,866,694
		19,969,289
Commercial Services & Supplies–1.41%
Brink's	25,805	1,668,293
†Clean Harbors	25,894	1,277,869
Deluxe	22,991	883,774
Healthcare Services Group	37,371	1,501,567
Herman Miller	30,214	913,973
HNI	20,967	742,861
LVIP SSGA Mid-Cap Index Fund–4

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
MSA Safety	17,706	$ 1,669,145
Pitney Bowes	89,216	527,267
†Stericycle	43,099	1,581,302
		10,766,051
Communications Equipment–1.40%
†ARRIS International	82,223	2,513,557
†Ciena	72,043	2,442,978
InterDigital	17,680	1,174,482
†Lumentum Holdings	37,305	1,567,183
†NetScout Systems	35,047	828,161
Plantronics	15,775	522,153
†ViaSat	28,322	1,669,582
		10,718,096
Construction & Engineering–1.23%
†AECOM	81,224	2,152,436
†Dycom Industries	15,991	864,153
EMCOR Group	29,433	1,756,856
Granite Construction	23,803	958,785
KBR	71,324	1,082,698
†MasTec	33,014	1,339,048
Valmont Industries	11,378	1,262,389
		9,416,365
Construction Materials–0.19%
Eagle Materials	24,219	1,478,086
		1,478,086
Consumer Finance–0.38%
Navient	119,749	1,054,989
†SLM	220,131	1,829,288
		2,884,277
Containers & Packaging–1.38%
AptarGroup	31,357	2,949,753
Bemis	45,997	2,111,262
Greif Class A	12,362	458,754
†Owens-Illinois	80,579	1,389,182
Silgan Holdings	42,005	992,158
Sonoco Products	50,253	2,669,942
		10,571,051
Distributors–0.40%
Pool	20,361	3,026,663
		3,026,663
Diversified Consumer Services–1.04%
†Adtalem Global Education	30,371	1,437,156
Graham Holdings Class B	2,223	1,424,009
Service Corp. International	90,841	3,657,259
†Sotheby's	17,822	708,246
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
†Weight Watchers International	18,681	$ 720,152
		7,946,822
Electric Utilities–1.56%
ALLETE	25,963	1,978,900
Hawaiian Electric Industries	55,028	2,015,125
IDACORP	25,437	2,367,167
OGE Energy	100,587	3,942,005
PNM Resources	40,318	1,656,667
		11,959,864
Electrical Equipment–1.32%
Acuity Brands	20,295	2,332,910
EnerSys	21,338	1,656,042
Hubbell	27,631	2,744,863
nVent Electric	82,439	1,851,580
Regal Beloit	22,013	1,542,011
		10,127,406
Electronic Equipment, Instruments & Components–3.93%
†Arrow Electronics	44,066	3,038,351
Avnet	55,960	2,020,156
Belden	20,597	860,337
Cognex	86,696	3,352,534
†Coherent	12,327	1,303,087
Jabil	72,333	1,793,135
Littelfuse	12,676	2,173,681
National Instruments	56,713	2,573,636
SYNNEX	20,979	1,695,942
†Tech Data	19,426	1,589,241
†Trimble	125,852	4,141,789
Vishay Intertechnology	67,090	1,208,291
†Zebra Technologies Class A	27,030	4,303,987
		30,054,167
Energy Equipment & Services–1.13%
†Apergy	41,396	1,121,004
Core Laboratories	22,408	1,336,861
†Diamond Offshore Drilling	30,722	290,016
†Dril-Quip	18,055	542,192
Ensco Class A	223,380	795,233
†McDermott International	85,247	557,515
†Oceaneering International	46,902	567,514
Patterson-UTI Energy	111,640	1,155,474
†Rowan Class A	60,217	505,220
†Transocean	255,785	1,775,148
		8,646,177
Equity Real Estate Investment Trusts–8.97%
Alexander & Baldwin	32,137	590,678
American Campus Communities	69,108	2,860,380
Camden Property Trust	46,729	4,114,488

LVIP SSGA Mid-Cap Index Fund–5

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
CoreCivic	60,523	$ 1,079,125
CoreSite Realty	18,574	1,620,210
Corporate Office Properties Trust	55,487	1,166,892
Cousins Properties	212,811	1,681,207
CyrusOne	53,748	2,842,194
Douglas Emmett	81,421	2,778,899
EPR Properties	37,525	2,402,726
First Industrial Realty Trust	63,701	1,838,411
GEO Group	61,790	1,217,263
Healthcare Realty Trust	63,342	1,801,446
Highwoods Properties	52,279	2,022,674
Hospitality Properties Trust	83,077	1,983,879
JBG SMITH Properties	54,749	1,905,813
Kilroy Realty	50,733	3,190,091
Lamar Advertising Class A	42,671	2,951,980
Liberty Property Trust	74,498	3,119,976
Life Storage	23,535	2,188,520
Mack-Cali Realty	45,862	898,437
Medical Properties Trust	183,976	2,958,334
National Retail Properties	80,764	3,917,862
Omega Healthcare Investors	100,934	3,547,830
Pebblebrook Hotel Trust	64,407	1,823,362
PotlatchDeltic	34,474	1,090,757
Rayonier	65,473	1,812,947
Sabra Health Care REIT	90,264	1,487,551
Senior Housing Properties Trust	120,419	1,411,311
Tanger Factory Outlet Centers	50,432	1,019,735
Taubman Centers	30,904	1,405,823
†Uniti Group	88,949	1,384,936
Urban Edge Properties	58,338	969,577
Weingarten Realty Investors	60,317	1,496,465
		68,581,779
Food & Staples Retailing–0.51%
Casey's General Stores	18,482	2,368,284
†Sprouts Farmers Market	64,412	1,514,326
		3,882,610
Food Products–1.73%
Flowers Foods	92,864	1,715,198
†Hain Celestial Group	42,861	679,775
Ingredion	35,800	3,272,120
Lancaster Colony	9,880	1,747,377
†Post Holdings	33,596	2,994,411
Sanderson Farms	10,255	1,018,219
Tootsie Roll Industries	9,002	300,667
†TreeHouse Foods	29,646	1,503,349
		13,231,116
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–2.42%
Atmos Energy	58,929	$ 5,463,897
National Fuel Gas	43,407	2,221,570
New Jersey Resources	44,600	2,036,882
ONE Gas	26,532	2,111,947
Southwest Gas Holdings	26,400	2,019,600
UGI	87,496	4,667,912
		18,521,808
Health Care Equipment & Supplies–4.57%
†Avanos Medical	25,445	1,139,682
Cantel Medical	18,403	1,370,103
†Globus Medical Class A	38,679	1,674,027
†Haemonetics	26,087	2,610,004
Hill-Rom Holdings	34,166	3,025,399
†ICU Medical	8,385	1,925,448
†Inogen	9,447	1,173,034
†Integra LifeSciences Holdings	35,766	1,613,047
†LivaNova	24,542	2,244,857
†Masimo	24,768	2,659,340
†NuVasive	26,077	1,292,376
STERIS	42,557	4,547,215
Teleflex	23,322	6,028,271
West Pharmaceutical Services	37,600	3,685,928
		34,988,731
Health Care Providers & Services–1.95%
†Acadia Healthcare	44,793	1,151,628
Chemed	8,124	2,301,367
Encompass Health	49,818	3,073,771
†HealthEquity	27,408	1,634,887
†MEDNAX	44,989	1,484,637
†Molina Healthcare	31,666	3,680,222
Patterson	42,214	829,927
†Tenet Healthcare	42,464	727,833
		14,884,272
Health Care Technology–0.38%
†Allscripts Healthcare Solutions	83,913	808,921
†Medidata Solutions	31,110	2,097,436
		2,906,357
Hotels, Restaurants & Leisure–3.89%
Boyd Gaming	39,075	811,979
Brinker International	20,895	918,962
Cheesecake Factory	20,228	880,120
Churchill Downs	6,048	1,475,349
Cracker Barrel Old Country Store	12,134	1,939,741
Domino's Pizza	21,070	5,225,149
Dunkin' Brands Group	42,257	2,709,519
†Eldorado Resorts	32,926	1,192,250

LVIP SSGA Mid-Cap Index Fund–6

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
International Speedway Class A	11,841	$ 519,346
Jack in the Box	13,857	1,075,719
Marriott Vacations Worldwide	20,769	1,464,422
Papa John's International	10,858	432,257
†Penn National Gaming	54,823	1,032,317
†Scientific Games Class A	26,243	469,225
Six Flags Entertainment	36,114	2,009,022
Texas Roadhouse	33,604	2,006,159
Wendy's	94,860	1,480,765
Wyndham Destinations	50,296	1,802,609
Wyndham Hotels & Resorts	50,476	2,290,096
		29,735,006
Household Durables–1.51%
†Helen of Troy	13,331	1,748,761
KB Home	44,041	841,183
†NVR	1,717	4,184,312
†Tempur Sealy International	23,256	962,798
Toll Brothers	68,513	2,256,133
†TRI Pointe Group	72,697	794,578
Tupperware Brands	24,013	758,091
		11,545,856
Household Products–0.18%
Energizer Holdings	30,314	1,368,677
		1,368,677
Industrial Conglomerates–0.40%
Carlisle	30,128	3,028,466
		3,028,466
Insurance–5.04%
Alleghany	7,520	4,687,366
American Financial Group	35,480	3,212,004
Aspen Insurance Holdings	31,846	1,337,214
Brown & Brown	119,080	3,281,845
CNO Financial Group	83,540	1,243,075
First American Financial	56,367	2,516,223
†Genworth Financial Class A	254,854	1,187,620
Hanover Insurance Group	21,482	2,508,453
Kemper	30,770	2,042,513
Mercury General	13,036	674,092
Old Republic International	143,370	2,949,121
Primerica	21,790	2,129,101
Reinsurance Group of America	32,050	4,494,371
RenaissanceRe Holdings	20,315	2,716,115
WR Berkley	48,489	3,583,822
		38,562,935
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet Software & Services–0.76%
†Cars.com	30,156	$ 648,354
j2 Global	23,698	1,644,167
LogMeIn	26,203	2,137,379
†Yelp	39,061	1,366,744
		5,796,644
IT Services–2.83%
†CACI International Class A	12,494	1,799,511
†CoreLogic	41,026	1,371,089
Leidos Holdings	75,768	3,994,489
†LiveRamp Holdings	34,485	1,332,156
MAXIMUS	32,454	2,112,431
Perspecta	72,289	1,244,817
Sabre	138,666	3,000,732
Science Applications International	22,539	1,435,734
†Teradata	60,175	2,308,313
†WEX	21,724	3,042,663
		21,641,935
Leisure Products–0.56%
Brunswick	43,830	2,035,903
Polaris Industries	29,544	2,265,434
		4,301,337
Life Sciences Tools & Services–1.54%
†Bio-Rad Laboratories Class A	10,114	2,348,673
Bio-Techne	19,030	2,754,022
†Charles River Laboratories International	24,220	2,741,220
†PRA Health Sciences	29,217	2,686,795
†Syneos Health	30,790	1,211,586
		11,742,296
Machinery–5.01%
AGCO	33,630	1,872,182
Crane	25,619	1,849,179
Donaldson	65,041	2,822,129
Graco	84,236	3,525,277
IDEX	38,589	4,872,247
ITT	44,265	2,136,672
Kennametal	41,405	1,377,958
Lincoln Electric Holdings	32,893	2,593,613
Nordson	26,399	3,150,721
Oshkosh	36,924	2,263,810
Terex	33,120	913,118
Timken	35,236	1,315,008
Toro	53,049	2,964,378
Trinity Industries	74,823	1,540,606
Wabtec	43,234	3,037,189
Woodward	28,066	2,085,023
		38,319,110

LVIP SSGA Mid-Cap Index Fund–7

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Marine–0.24%
†Kirby	27,252	$ 1,835,695
		1,835,695
Media–2.00%
†AMC Networks Class A	23,071	1,266,136
Cable One	2,507	2,055,991
Cinemark Holdings	53,731	1,923,570
John Wiley & Sons Class A	23,072	1,083,692
†Live Nation Entertainment	69,516	3,423,663
Meredith	21,433	1,113,230
New York Times Class A	71,411	1,591,751
TEGNA	109,218	1,187,200
World Wrestling Entertainment Class A	21,968	1,641,449
		15,286,682
Metals & Mining–1.97%
†Allegheny Technologies	63,695	1,386,640
Carpenter Technology	24,205	861,940
Commercial Metals	60,043	961,889
Compass Minerals International	17,329	722,446
Reliance Steel & Aluminum	35,436	2,521,980
Royal Gold	33,066	2,832,103
Steel Dynamics	115,492	3,469,380
United States Steel	89,682	1,635,800
Worthington Industries	19,322	673,178
		15,065,356
Multiline Retail–0.37%
Big Lots	19,385	560,614
Dillard's Class A	9,224	556,300
†Ollie's Bargain Outlet Holdings	26,030	1,731,255
		2,848,169
Multi-Utilities–1.13%
Black Hills	27,315	1,714,836
MDU Resources Group	98,949	2,358,944
NorthWestern	25,489	1,515,066
Vectren	41,902	3,016,106
		8,604,952
Oil, Gas & Consumable Fuels–2.53%
† Equitrans Midstream	102,908	2,060,218
†Callon Petroleum	116,417	755,546
†Chesapeake Energy	466,195	979,009
†CNX Resources	108,111	1,234,628
EQT	128,007	2,418,052
†Matador Resources	52,551	816,117
Murphy Oil	82,171	1,921,980
†Oasis Petroleum	136,862	756,847
PBF Energy Class A	60,611	1,980,161
†QEP Resources	113,644	639,816
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources	105,068	$ 1,005,501
SM Energy	52,745	816,493
†Southwestern Energy	297,069	1,013,005
World Fuel Services	32,216	689,745
†WPX Energy	199,334	2,262,441
		19,349,559
Paper & Forest Products–0.36%
Domtar	32,067	1,126,514
Louisiana-Pacific	72,343	1,607,461
		2,733,975
Personal Products–0.36%
†Edgewell Personal Care	27,488	1,026,677
Nu Skin Enterprises Class A	28,106	1,723,741
		2,750,418
Pharmaceuticals–0.48%
†Catalent	73,118	2,279,819
†Mallinckrodt	39,896	630,357
†Prestige Consumer Healthcare	24,832	766,812
		3,676,988
Professional Services–1.04%
†ASGN	26,521	1,445,395
Dun & Bradstreet	18,736	2,674,377
Insperity	19,304	1,802,221
ManpowerGroup	31,109	2,015,863
		7,937,856
Real Estate Management & Development–0.50%
Jones Lang LaSalle	22,967	2,907,622
Realogy Holdings	62,900	923,372
		3,830,994
Road & Rail–1.64%
†Avis Budget Group	31,965	718,573
†Genesee & Wyoming Class A	30,016	2,221,784
Knight-Swift Transportation Holdings	64,890	1,626,792
Landstar System	20,780	1,988,023
Old Dominion Freight Line	33,032	4,079,122
Ryder System	26,947	1,297,498
Werner Enterprises	21,330	630,088
		12,561,880
Semiconductors & Semiconductor Equipment–3.02%
†Cirrus Logic	29,468	977,748
†Cree	51,420	2,199,490
Cypress Semiconductor	182,594	2,322,596
†First Solar	38,229	1,623,012

LVIP SSGA Mid-Cap Index Fund–8

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Integrated Device Technology	65,224	$ 3,158,798
MKS Instruments	27,724	1,791,248
Monolithic Power Systems	19,655	2,284,894
†Silicon Laboratories	21,938	1,728,934
†Synaptics	17,037	633,947
Teradyne	90,184	2,829,974
Universal Display	21,429	2,005,112
Versum Materials	55,216	1,530,587
		23,086,340
Software–3.09%
†ACI Worldwide	58,651	1,622,873
Blackbaud	24,614	1,548,221
CDK Global	65,272	3,125,223
†CommVault Systems	20,814	1,229,899
†Fair Isaac	14,707	2,750,209
†Manhattan Associates	33,334	1,412,362
†PTC	54,192	4,492,517
†Tyler Technologies	19,477	3,619,216
†Ultimate Software Group	15,716	3,848,377
		23,648,897
Specialty Retail–2.11%
Aaron's	35,067	1,474,567
American Eagle Outfitters	85,365	1,650,106
†AutoNation	29,367	1,048,402
Bed Bath & Beyond	67,231	761,055
Dick's Sporting Goods	38,823	1,211,278
†Five Below	28,117	2,876,931
†Michaels	47,020	636,651
†Murphy USA	16,002	1,226,393
†Sally Beauty Holdings	64,427	1,098,480
Signet Jewelers	26,532	842,922
†Urban Outfitters	38,712	1,285,238
Williams-Sonoma	40,715	2,054,072
		16,166,095
Technology Hardware, Storage & Peripherals–0.18%
†NCR	59,782	1,379,768
		1,379,768
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.71%
Carter's	23,502	$ 1,918,233
†Deckers Outdoor	15,212	1,946,375
†Skechers U.S.A. Class A	68,423	1,566,203
		5,430,811
Thrifts & Mortgage Finance–0.56%
†LendingTree	3,815	837,659
New York Community Bancorp	247,658	2,330,462
Washington Federal	42,308	1,130,047
		4,298,168
Trading Companies & Distributors–0.78%
GATX	19,119	1,353,816
MSC Industrial Direct Class A	23,307	1,792,775
†NOW	51,459	598,983
Watsco	16,187	2,252,259
		5,997,833
Water Utilities–0.40%
Aqua America	89,708	3,067,116
		3,067,116
Wireless Telecommunication Services–0.20%
Telephone & Data Systems	46,655	1,518,154
		1,518,154
Total Common Stock (Cost $712,993,870)		750,091,452

MONEY MARKET FUND–1.84%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	14,039,734	14,039,734
Total Money Market Fund (Cost $14,039,734)		14,039,734

TOTAL INVESTMENTS–99.91% (Cost $727,033,604)	764,131,186
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	724,823
NET ASSETS APPLICABLE TO 71,407,935 SHARES OUTSTANDING–100.00%	$764,856,009
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND STANDARD CLASS ($699,125,928 / 65,266,651 Shares)	$10.712
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND SERVICE CLASS ($65,730,081 / 6,141,284 Shares)	$10.703
LVIP SSGA Mid-Cap Index Fund–9

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$640,152,282
Total distributable earnings	124,703,727
TOTAL NET ASSETS	$764,856,009

† Non-income producing.
★	Includes $754,400 cash collateral held at broker for futures contracts, $149,921 variation margin due from broker on futures contracts, $783,816 payable for securities purchased, $586,133 payable for fund shares redeemed, $54,502 other accrued expenses payable and $208,498 due to manager and affiliates as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
92	E-mini S&P MidCap 400 Index	$15,292,240	$16,100,775	3/15/19	$—	$(808,535)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–10

LVIP SSGA Mid-Cap Index Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 14,263,924
Interest	7,489
Foreign Taxes Withheld	(7,524)
14,263,889
EXPENSES:
Management fees	2,470,278
Shareholder servicing fees	265,326
Accounting and administration expenses	226,388
Index fees	186,838
Distribution fees-Service Class	135,628
Professional fees	44,231
Trustees’ fees and expenses	31,117
Reports and statements to shareholders	18,089
Custodian fees	11,151
Consulting fees	2,414
Pricing fees	1,187
Other	9,858
3,402,505
Less:
Management fees waived	(17,820)
Total operating expenses	3,384,685
NET INVESTMENT INCOME	10,879,204
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	101,827,383
Futures contracts	(1,231,585)
Net realized gain	100,595,798
Net change in unrealized appreciation (depreciation) of:
Investments	(197,678,519)
Futures contracts	(941,580)
Net change in unrealized appreciation (depreciation)	(198,620,099)
NET REALIZED AND UNREALIZED LOSS	(98,024,301)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (87,145,097)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,879,204	$ 11,604,668
Net realized gain	100,595,798	48,844,985
Net change in unrealized appreciation (depreciation)	(198,620,099)	95,751,671
Net increase (decrease) in net assets resulting from operations	(87,145,097)	156,201,324
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(59,373,512)	(19,867,375)
Service Class	(4,929,771)	(497,374)
	(64,303,283)	(20,364,749)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	110,427,777	112,162,849
Service Class	51,261,616	37,307,037
Reinvestment of dividends and distributions:
Standard Class	59,373,512	19,867,375
Service Class	4,929,771	497,374
	225,992,676	169,834,635
Cost of shares redeemed:
Standard Class	(399,987,568)	(209,671,912)
Service Class	(11,286,620)	(4,776,937)
	(411,274,188)	(214,448,849)
Decrease in net assets derived from capital share transactions	(185,281,512)	(44,614,214)
NET INCREASE (DECREASE) IN NET ASSETS	(336,729,892)	91,222,361
NET ASSETS:
Beginning of year	1,101,585,901	1,010,363,540
End of year	$ 764,856,009	$1,101,585,901
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (13,635,441)
Service Class		(338,526)
Net realized gain:
Standard Class		(6,231,934)
Service Class		(158,848)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–11

LVIP SSGA Mid-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Standard Class
			Year Ended		9/2/14 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.055	$ 11.488	$ 9.682	$ 10.107	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.157	0.136	0.132	0.123	0.043
Net realized and unrealized gain (loss)	(1.494)	1.677	1.836	(0.371)	0.091
Total from investment operations	(1.337)	1.813	1.968	(0.248)	0.134
Less dividends and distributions from:
Net investment income	(0.176)	(0.169)	(0.156)	(0.092)	(0.027)
Net realized gain	(0.830)	(0.077)	(0.006)	(0.085)	—
Total dividends and distributions	(1.006)	(0.246)	(0.162)	(0.177)	(0.027)
Net asset value, end of period	$ 10.712	$ 13.055	$ 11.488	$ 9.682	$ 10.107
Total return[3]	(11.37%)	15.86%	20.31%	(2.48%)	(1.35%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 699,126	$1,066,315	$1,010,352	$1,121,323	$693,664
Ratio of expenses to average net assets	0.36%	0.34%	0.33%	0.32%	0.33%
Ratio of net investment income to average net assets	1.20%	1.11%	1.28%	1.20%	1.33%
Portfolio turnover	28%	21%	23%	20%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–12

LVIP SSGA Mid-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Service Class
			Year Ended		9/2/14 [1] to
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.053	$ 11.485	$ 9.683	$ 10.106	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.123	0.107	0.107	0.098	0.035
Net realized and unrealized gain (loss)	(1.490)	1.675	1.831	(0.370)	0.090
Total from investment operations	(1.367)	1.782	1.938	(0.272)	0.125
Less dividends and distributions from:
Net investment income	(0.153)	(0.137)	(0.130)	(0.066)	(0.019)
Net realized gain	(0.830)	(0.077)	(0.006)	(0.085)	—
Total dividends and distributions	(0.983)	(0.214)	(0.136)	(0.151)	(0.019)
Net asset value, end of period	$ 10.703	$ 13.053	$ 11.485	$ 9.683	$ 10.106
Total return[3]	(11.59%)	15.58%	20.01%	(2.72%)	1.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 65,730	$ 35,271	$ 12	$ 10	$ 10
Ratio of expenses to average net assets	0.61%	0.59%	0.58%	0.57%	0.58%
Ratio of net investment income to average net assets	0.95%	0.86%	1.03%	0.95%	1.08%
Portfolio turnover	28%	21%	23%	20%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–13

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Mid-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).    Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Mid-Cap Index Fund–14

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.    Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.    The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.27% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$53,314
Legal	10,598
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,268 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$175,955
Distribution fees payable to LFD	14,164
Printing and mailing fees payable to Lincoln Life	(663)
Shareholder servicing fees payable to Lincoln Life	19,042
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Mid-Cap Index Fund–15

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$249,835,784
Sales	484,405,691
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$733,451,022
Aggregate unrealized appreciation of investments and derivatives	$116,185,668
Aggregate unrealized depreciation of investments and derivatives	(85,505,504)
Net unrealized appreciation of investments and derivatives	$ 30,680,164
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$750,091,452	$—	$—	$750,091,452
Money Market Fund	14,039,734	—	—	14,039,734
Total Investments	$764,131,186	$—	$—	$764,131,186
Derivatives:

Liabilities:
Futures Contracts	$(808,535)	$—	$—	$(808,535)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP SSGA Mid-Cap Index Fund–16

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$17,209,030	$18,320,549
Long-term capital gains	47,094,253	2,044,200
Total	$64,303,283	$20,364,749
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 94,023,563
Net unrealized appreciation	30,680,164
Distributable earnings/(accumulated loss)	$124,703,727
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018 there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	8,856,363	9,203,140
Service Class	3,923,184	3,053,689
Shares reinvested:
Standard Class	4,672,903	1,569,686
Service Class	388,900	39,264
	17,841,350	13,865,779
Shares redeemed:
Standard Class	(29,939,369)	(17,045,709)
Service Class	(872,969)	(391,813)
	(30,812,338)	(17,437,522)
Net decrease	(12,970,988)	(3,571,743)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
LVIP SSGA Mid-Cap Index Fund–17

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(808,535)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,231,585)	$(941,580)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$18,122,387	$—
8. Market Risk
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Mid-Cap Index Fund–18

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Mid-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Mid-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 2, 2014 (commencement of operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 2, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 1, 2019
LVIP SSGA Mid-Cap Index Fund–19

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
LVIP SSGA Mid-Cap Index Fund–20

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board noted LIAC’s view that the investment management fee is reasonable in light of the fees paid to the sub-adviser and the sub-adviser’s expertise in the Fund’s investment strategy. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Mid-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Blend funds category and the S&P MidCap 400 TR Index. The Board noted that the Fund’s total return was within range of the return of the Morningstar peer group median and below the benchmark index for the one and three year periods. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules compared to the fees charged by SSGA to other sub-advised funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA Mid-Cap Index Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn‐Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson‐Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA Mid-Cap Index Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA Mid-Cap Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA Mid-Cap Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Mid-Cap Index Fund–25

LVIP SSGA S&P 500 Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA S&P 500 Index Fund

LVIP SSGA S&P 500 Index Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA S&P 500 Index Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (4.64%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the S&P 500® Index1, returned (4.38%).
Cash drag, futures exposure and compounding contributed to the difference between the Fund’s performance and that of the benchmark index.
Cash drag, futures exposure and compounding were primary drivers of Fund performance during the Reporting Period, contributed +0.5bps/-1.0bps/-2.0bps to the performance difference respectively.
The Fund used Futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures detracted 2.0 bps from Fund performance relative to the benchmark index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Microsoft Corporation, Amazon.com, Inc. and Merck & Co., Inc. The top negative contributors to the Fund’s performance during the Reporting Period were Facebook, Inc., General Electric Company and AT&T Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Keith Richardson
Karl Schneider
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA S&P 500 Index Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $33,444. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $34,303. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.64%
Five Years	+ 8.25%
Ten Years	+ 12.83%
Service Class Shares
One Year	- 4.88%
Five Years	+ 7.99%
Ten Years	+ 12.55%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

LVIP SSGA S&P 500 Index Fund–1

LVIP SSGA S&P 500 Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$930.20	0.24%	$1.17
Service Class Shares	1,000.00	929.10	0.49%	2.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.70	0.49%	2.50

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA S&P 500 Index Fund–2

LVIP SSGA S&P 500 Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.10%
Aerospace & Defense	2.44%
Air Freight & Logistics	0.60%
Airlines	0.44%
Auto Components	0.13%
Automobiles	0.37%
Banks	5.56%
Beverages	1.87%
Biotechnology	2.58%
Building Products	0.26%
Capital Markets	2.72%
Chemicals	2.04%
Commercial Services & Supplies	0.37%
Communications Equipment	1.14%
Construction & Engineering	0.08%
Construction Materials	0.11%
Consumer Finance	0.65%
Containers & Packaging	0.29%
Distributors	0.10%
Diversified Consumer Services	0.02%
Diversified Financial Services	1.87%
Diversified Telecommunication Services	2.12%
Electric Utilities	2.02%
Electrical Equipment	0.47%
Electronic Equipment, Instruments & Components	0.45%
Energy Equipment & Services	0.50%
Equity Real Estate Investment Trusts	2.84%
Food & Staples Retailing	1.53%
Food Products	1.14%
Health Care Equipment & Supplies	3.32%
Health Care Providers & Services	3.13%
Health Care Technology	0.08%
Hotels, Restaurants & Leisure	1.81%
Household Durables	0.30%
Household Products	1.66%
Independent Power and Renewable Electricity Producers	0.10%
Industrial Conglomerates	1.40%
Insurance	2.34%
Internet & Direct Marketing Retail	4.07%
Internet Software & Services	4.50%
IT Services	4.63%
Leisure Products	0.06%
Life Sciences Tools & Services	0.99%
Machinery	1.51%
Media	2.39%
Metals & Mining	0.23%
Security Type/Sector	Percentage of Net Assets
Multiline Retail	0.51%
Multi-Utilities	1.06%
Oil, Gas & Consumable Fuels	4.71%
Personal Products	0.15%
Pharmaceuticals	5.13%
Professional Services	0.29%
Real Estate Management & Development	0.06%
Road & Rail	0.99%
Semiconductors & Semiconductor Equipment	3.66%
Software	6.37%
Specialty Retail	2.30%
Technology Hardware, Storage & Peripherals	3.74%
Textiles, Apparel & Luxury Goods	0.74%
Tobacco	0.91%
Trading Companies & Distributors	0.17%
Water Utilities	0.08%
Money Market Fund	1.69%
Short-Term Investments	0.09%
Total Investments	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	3.66%
Apple	3.31%
Amazon.com	2.88%
Berkshire Hathaway Class B	1.85%
Johnson & Johnson	1.61%
JPMorgan Chase & Co.	1.51%
Alphabet Class C	1.48%
Facebook Class A	1.47%
Alphabet Class A	1.46%
Exxon Mobil	1.35%
Total	20.58%

IT–Information Technology

LVIP SSGA S&P 500 Index Fund–3

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.10%
Aerospace & Defense–2.44%
Arconic	136,660	$ 2,304,088
Boeing	171,089	55,176,202
General Dynamics	88,980	13,988,546
Harris	38,758	5,218,765
Huntington Ingalls Industries	14,400	2,740,464
L3 Technologies	25,576	4,441,528
Lockheed Martin	79,202	20,738,252
Northrop Grumman	55,633	13,624,522
Raytheon	91,201	13,985,673
Textron	78,822	3,625,024
†TransDigm Group	15,400	5,236,924
United Technologies	259,161	27,595,463
		168,675,451
Air Freight & Logistics–0.60%
CH Robinson Worldwide	44,027	3,702,230
Expeditors International of Washington	57,676	3,927,159
FedEx	77,703	12,535,825
United Parcel Service Class B	221,824	21,634,495
		41,799,709
Airlines–0.44%
Alaska Air Group	39,500	2,403,575
American Airlines Group	130,200	4,180,722
Delta Air Lines	200,900	10,024,910
Southwest Airlines	164,481	7,645,077
†United Continental Holdings	73,000	6,112,290
		30,366,574
Auto Components–0.13%
Aptiv	84,324	5,191,829
BorgWarner	63,398	2,202,446
Goodyear Tire & Rubber	75,737	1,545,792
		8,940,067
Automobiles–0.37%
Ford Motor	1,249,902	9,561,750
General Motors	419,306	14,025,786
Harley-Davidson	57,393	1,958,249
		25,545,785
Banks–5.56%
Bank of America	2,937,601	72,382,489
BB&T	247,326	10,714,162
Citigroup	786,062	40,922,388
Citizens Financial Group	151,300	4,498,149
Comerica	51,252	3,520,500
Fifth Third Bancorp	212,012	4,988,642
First Republic Bank	52,700	4,579,630
Huntington Bancshares	350,920	4,182,967
JPMorgan Chase & Co.	1,070,260	104,478,781
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
KeyCorp	334,794	$ 4,948,255
M&T Bank	45,785	6,553,207
People's United Financial	110,517	1,594,760
PNC Financial Services Group	148,446	17,354,822
Regions Financial	328,714	4,398,193
SunTrust Banks	146,964	7,412,864
†SVB Financial Group	17,700	3,361,584
US Bancorp	489,856	22,386,419
Wells Fargo & Co.	1,363,582	62,833,859
Zions Bancorp	64,142	2,613,145
		383,724,816
Beverages–1.87%
Brown-Forman Class B	55,850	2,657,343
Coca-Cola	1,232,997	58,382,408
Constellation Brands Class A	53,635	8,625,581
Molson Coors Brewing Class B	59,917	3,364,939
†Monster Beverage	126,851	6,243,606
PepsiCo	452,775	50,022,582
		129,296,459
Biotechnology–2.58%
AbbVie	484,710	44,685,415
†Alexion Pharmaceuticals	71,105	6,922,783
Amgen	207,157	40,327,253
†Biogen	64,449	19,393,993
†Celgene	224,840	14,409,995
Gilead Sciences	414,749	25,942,550
†Incyte	56,000	3,561,040
†Regeneron Pharmaceuticals	24,762	9,248,607
†Vertex Pharmaceuticals	81,700	13,538,507
		178,030,143
Building Products–0.26%
Allegion	30,425	2,425,177
AO Smith	46,500	1,985,550
Fortune Brands Home & Security	49,400	1,876,706
Johnson Controls International	295,189	8,752,354
Masco	97,321	2,845,666
		17,885,453
Capital Markets–2.72%
Affiliated Managers Group	17,400	1,695,456
Ameriprise Financial	45,082	4,705,208
Bank of New York Mellon	294,003	13,838,721
BlackRock	39,291	15,434,291
Cboe Global Markets	36,400	3,561,012
Charles Schwab	384,325	15,961,017
CME Group	115,153	21,662,582
LVIP SSGA S&P 500 Index Fund–4

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
E*TRADE Financial	82,343	$ 3,613,211
Franklin Resources	102,756	3,047,743
Goldman Sachs Group	112,286	18,757,376
Intercontinental Exchange	183,230	13,802,716
Invesco	132,339	2,215,355
Moody's	54,642	7,652,066
Morgan Stanley	423,920	16,808,428
MSCI	28,200	4,157,526
Nasdaq	37,777	3,081,470
Northern Trust	70,284	5,875,040
Raymond James Financial	42,000	3,125,220
S&P Global Inc	80,379	13,659,607
State Street	121,990	7,693,909
T. Rowe Price Group	79,235	7,314,975
		187,662,929
Chemicals–2.04%
Air Products & Chemicals	69,999	11,203,340
Albemarle	34,300	2,643,501
Celanese Class A	43,100	3,877,707
CF Industries Holdings	75,490	3,284,570
DowDuPont	738,482	39,494,017
Eastman Chemical	44,727	3,269,991
Ecolab	81,259	11,973,514
FMC	43,501	3,217,334
International Flavors & Fragrances	33,620	4,514,157
Linde	176,180	27,491,127
LyondellBasell Industries Class A	101,860	8,470,678
Mosaic	113,047	3,302,103
PPG Industries	77,156	7,887,658
Sherwin-Williams	26,216	10,314,947
		140,944,644
Commercial Services & Supplies–0.37%
Cintas	27,408	4,604,270
†Copart	67,900	3,244,262
Republic Services	69,337	4,998,505
Rollins	48,750	1,759,875
Waste Management	125,971	11,210,159
		25,817,071
Communications Equipment–1.14%
†Arista Networks	17,100	3,602,970
Cisco Systems	1,447,024	62,699,550
†F5 Networks	19,796	3,207,546
Juniper Networks	111,704	3,005,954
Motorola Solutions	53,302	6,131,862
		78,647,882
Construction & Engineering–0.08%
Fluor	46,937	1,511,371
Jacobs Engineering Group	40,434	2,363,772
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
Quanta Services	51,987	$ 1,564,809
		5,439,952
Construction Materials–0.11%
Martin Marietta Materials	20,000	3,437,400
Vulcan Materials	43,563	4,304,024
		7,741,424
Consumer Finance–0.65%
American Express	225,850	21,528,022
Capital One Financial	152,830	11,552,420
Discover Financial Services	109,211	6,441,265
Synchrony Financial	216,868	5,087,723
		44,609,430
Containers & Packaging–0.29%
Avery Dennison	28,643	2,573,001
Ball	109,456	5,032,787
International Paper	130,201	5,254,912
Packaging Corp. of America	30,400	2,537,184
Sealed Air	54,097	1,884,739
WestRock	80,918	3,055,464
		20,338,087
Distributors–0.10%
Genuine Parts	46,641	4,478,469
†LKQ	99,900	2,370,627
		6,849,096
Diversified Consumer Services–0.02%
H&R Block	64,514	1,636,720
		1,636,720
Diversified Financial Services–1.87%
†Berkshire Hathaway Class B	626,169	127,851,186
Jefferies Financial Group	96,725	1,679,146
		129,530,332
Diversified Telecommunication Services–2.12%
AT&T	2,342,440	66,853,238
CenturyLink	302,377	4,581,011
Verizon Communications	1,329,858	74,764,617
		146,198,866
Electric Utilities–2.02%
Alliant Energy	74,600	3,151,850
American Electric Power	157,478	11,769,906
Duke Energy	227,848	19,663,282
Edison International	103,804	5,892,953
Entergy	58,772	5,058,506
Evergy	86,399	4,904,871
Eversource Energy	100,974	6,567,349

LVIP SSGA S&P 500 Index Fund–5

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Exelon	308,656	$ 13,920,386
FirstEnergy	154,706	5,809,210
NextEra Energy	153,858	26,743,597
†PG&E	168,673	4,005,984
Pinnacle West Capital	35,983	3,065,752
PPL	228,098	6,462,016
Southern	324,126	14,235,614
Xcel Energy	162,377	8,000,315
		139,251,591
Electrical Equipment–0.47%
AMETEK	75,400	5,104,580
Eaton	138,317	9,496,845
Emerson Electric	200,730	11,993,618
Rockwell Automation	39,190	5,897,311
		32,492,354
Electronic Equipment, Instruments & Components–0.45%
Amphenol Class A	95,832	7,764,309
Corning	258,360	7,805,055
FLIR Systems	43,950	1,913,583
†IPG Photonics	11,200	1,268,848
†Keysight Technologies	62,200	3,861,376
TE Connectivity	111,111	8,403,325
		31,016,496
Energy Equipment & Services–0.50%
Baker Hughes	165,197	3,551,736
Halliburton	280,637	7,459,331
Helmerich & Payne	34,308	1,644,726
National Oilwell Varco	124,690	3,204,533
Schlumberger	442,573	15,968,034
TechnipFMC	140,616	2,753,261
		34,581,621
Equity Real Estate Investment Trusts–2.84%
Alexandria Real Estate Equities	33,400	3,849,016
American Tower	141,003	22,305,265
Apartment Investment & Management Class A	50,113	2,198,959
AvalonBay Communities	44,048	7,666,554
Boston Properties	50,312	5,662,616
Crown Castle International	132,565	14,400,536
Digital Realty Trust	65,700	7,000,335
Duke Realty	115,000	2,978,500
Equinix	25,342	8,934,576
Equity Residential	117,442	7,752,346
Essex Property Trust	21,700	5,321,057
Extra Space Storage	40,800	3,691,584
Federal Realty Investment Trust	24,600	2,903,784
Four Corners Property Trust	1	26
HCP	152,123	4,248,795
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Host Hotels & Resorts	235,651	$ 3,928,302
Iron Mountain	90,700	2,939,587
Kimco Realty	143,945	2,108,794
Macerich	36,410	1,575,825
Mid-America Apartment Communities	37,000	3,540,900
Prologis	201,088	11,807,887
Public Storage	47,851	9,685,521
Realty Income	92,500	5,831,200
Regency Centers	56,200	3,297,816
†SBA Communications	37,500	6,070,875
Simon Property Group	98,848	16,605,476
SL Green Realty	29,300	2,317,044
UDR	86,300	3,419,206
Ventas	113,595	6,655,531
Vornado Realty Trust	56,074	3,478,270
Welltower	118,701	8,239,036
Weyerhaeuser	247,707	5,414,875
		195,830,094
Food & Staples Retailing–1.53%
Costco Wholesale	140,348	28,590,291
Kroger	253,946	6,983,515
Sysco	152,618	9,563,044
Walgreens Boots Alliance	258,762	17,681,208
Walmart	459,295	42,783,329
		105,601,387
Food Products–1.14%
Archer-Daniels-Midland	183,023	7,498,452
Campbell Soup	62,850	2,073,422
Conagra Brands	156,252	3,337,543
General Mills	190,012	7,399,067
Hershey	46,230	4,954,931
Hormel Foods	87,072	3,716,233
JM Smucker	37,347	3,491,571
Kellogg	80,477	4,587,994
Kraft Heinz	198,424	8,540,169
Lamb Weston Holdings	48,500	3,567,660
McCormick & Co Non-Voting Shares	38,619	5,377,310
Mondelez International Class A	469,008	18,774,390
Tyson Foods Class A	96,950	5,177,130
		78,495,872
Health Care Equipment & Supplies–3.32%
Abbott Laboratories	561,480	40,611,848
†ABIOMED	14,100	4,583,064
†Align Technology	23,600	4,942,548
Baxter International	158,622	10,440,500
Becton Dickinson & Co.	85,513	19,267,789
†Boston Scientific	442,087	15,623,355
Cooper	16,000	4,072,000
Danaher	196,901	20,304,431

LVIP SSGA S&P 500 Index Fund–6

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
DENTSPLY SIRONA	70,275	$ 2,614,933
†Edwards Lifesciences	66,816	10,234,207
†Hologic	88,100	3,620,910
†IDEXX Laboratories	28,400	5,282,968
†Intuitive Surgical	36,369	17,417,841
Medtronic	432,296	39,321,644
ResMed	46,400	5,283,568
Stryker	99,212	15,551,481
†Varian Medical Systems	29,532	3,346,271
Zimmer Biomet Holdings	66,490	6,896,343
		229,415,701
Health Care Providers & Services–3.13%
AmerisourceBergen	50,878	3,785,323
Anthem	83,188	21,847,664
Cardinal Health	101,061	4,507,321
†Centene	66,200	7,632,860
†Cigna	121,503	23,075,806
CVS Health	413,442	27,088,720
†DaVita	40,028	2,059,841
HCA Healthcare	86,200	10,727,590
†Henry Schein	50,100	3,933,852
Humana	44,032	12,614,287
†Laboratory Corp of America Holdings	33,347	4,213,727
McKesson	63,687	7,035,503
Quest Diagnostics	44,111	3,673,123
UnitedHealth Group	309,646	77,139,012
Universal Health Services Class B	27,300	3,182,088
†WellCare Health Plans	16,300	3,848,267
		216,364,984
Health Care Technology–0.08%
†Cerner	102,829	5,392,353
		5,392,353
Hotels, Restaurants & Leisure–1.81%
Carnival	128,591	6,339,536
†Chipotle Mexican Grill	7,722	3,334,282
Darden Restaurants	40,130	4,007,382
Hilton Worldwide Holdings	95,000	6,821,000
Marriott International Class A	91,927	9,979,595
McDonald's	248,318	44,093,827
MGM Resorts International	168,100	4,078,106
†Norwegian Cruise Line Holdings	66,700	2,827,413
Royal Caribbean Cruises	56,400	5,515,356
Starbucks	396,906	25,560,747
Wynn Resorts	32,450	3,209,630
Yum Brands	101,224	9,304,510
		125,071,384
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables–0.30%
DR Horton	108,974	$ 3,777,039
Garmin	37,124	2,350,692
Leggett & Platt	41,536	1,488,650
Lennar Class A	96,743	3,787,488
†Mohawk Industries	21,700	2,538,032
Newell Brands	137,703	2,559,899
PulteGroup	83,941	2,181,626
Whirlpool	21,708	2,319,934
		21,003,360
Household Products–1.66%
Church & Dwight	79,400	5,221,344
Clorox	40,785	6,286,600
Colgate-Palmolive	277,452	16,513,943
Kimberly-Clark	111,031	12,650,872
Procter & Gamble	801,831	73,704,306
		114,377,065
Independent Power and Renewable Electricity Producers–0.10%
AES	209,715	3,032,479
NRG Energy	101,055	4,001,778
		7,034,257
Industrial Conglomerates–1.40%
3M	187,771	35,777,887
General Electric	2,778,883	21,036,144
Honeywell International	237,672	31,401,225
Roper Technologies	32,964	8,785,565
		97,000,821
Insurance–2.34%
Aflac	245,122	11,167,758
Allstate	110,472	9,128,301
American International Group	283,644	11,178,410
Aon	77,496	11,264,819
Arthur J. Gallagher & Co.	59,100	4,355,670
Assurant	16,716	1,495,079
†Brighthouse Financial	34,728	1,058,509
Chubb	148,146	19,137,500
Cincinnati Financial	48,275	3,737,451
Everest Re Group	12,900	2,809,104
Hartford Financial Services Group	117,689	5,231,276
✱Lincoln National	71,036	3,644,857
Loews	88,408	4,024,332
Marsh & McLennan	161,369	12,869,178
MetLife	317,815	13,049,484
Principal Financial Group	86,533	3,822,163
Progressive	186,218	11,234,532
Prudential Financial	133,125	10,856,344
Torchmark	35,379	2,636,797
Travelers	85,506	10,239,343
Unum Group	72,311	2,124,497

LVIP SSGA S&P 500 Index Fund–7

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Willis Towers Watson	41,673	$ 6,328,462
		161,393,866
Internet & Direct Marketing Retail–4.07%
†Amazon.com	132,158	198,497,351
†Booking Holdings	14,875	25,620,998
†eBay	302,944	8,503,638
Expedia Group	39,249	4,421,400
†Netflix	139,400	37,311,804
†TripAdvisor	33,834	1,825,006
†VeriSign	34,187	5,069,590
		281,249,787
Internet Software & Services–4.50%
†Alphabet Class A	96,220	100,546,051
†Alphabet Class C	98,998	102,523,319
†Facebook Class A	772,300	101,240,807
†Twitter	229,600	6,598,704
		310,908,881
IT Services–4.63%
Accenture Class A	205,067	28,916,498
†Akamai Technologies	53,803	3,286,287
Alliance Data Systems	15,600	2,341,248
Automatic Data Processing	140,068	18,365,716
Broadridge Financial Solutions	36,900	3,551,625
Cognizant Technology Solutions Class A	185,316	11,763,860
DXC Technology	89,450	4,756,057
Fidelity National Information Services	104,989	10,766,622
†Fiserv	129,224	9,496,672
†FleetCor Technologies	28,100	5,218,732
†Gartner	29,600	3,784,064
Global Payments	52,026	5,365,441
International Business Machines	292,063	33,198,801
Jack Henry & Associates	25,600	3,238,912
Mastercard Class A	292,120	55,108,438
Paychex	104,476	6,806,611
†PayPal Holdings	378,744	31,848,583
Total System Services	53,968	4,387,059
Visa Class A	568,928	75,064,360
Western Union	141,287	2,410,356
		319,675,942
Leisure Products–0.06%
Hasbro	36,784	2,988,700
†Mattel	118,368	1,182,496
		4,171,196
Life Sciences Tools & Services–0.99%
Agilent Technologies	104,437	7,045,320
†Illumina	47,000	14,096,710
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†IQVIA Holdings	51,600	$ 5,994,372
†Mettler-Toledo International	8,000	4,524,640
PerkinElmer	35,575	2,794,416
Thermo Fisher Scientific	128,853	28,836,013
†Waters	25,416	4,794,729
		68,086,200
Machinery–1.51%
Caterpillar	190,081	24,153,593
Cummins	47,829	6,391,867
Deere & Co.	102,800	15,334,676
Dover	46,851	3,324,078
Flowserve	41,684	1,584,826
Fortive	97,971	6,628,718
Illinois Tool Works	100,119	12,684,076
Ingersoll-Rand	78,175	7,131,905
PACCAR	111,655	6,379,967
Parker-Hannifin	43,482	6,484,905
Pentair	51,694	1,952,999
Snap-on	18,275	2,655,175
Stanley Black & Decker	48,740	5,836,128
Xylem	58,973	3,934,679
		104,477,592
Media–2.39%
CBS Class B	107,674	4,707,507
†Charter Communications Class A	57,100	16,271,787
Comcast Class A	1,463,844	49,843,888
†Discovery Class A	52,143	1,290,018
†Discovery Class C	113,655	2,623,157
†DISH Network Class A	72,300	1,805,331
Interpublic Group	123,780	2,553,581
News Class A	135,890	1,542,352
News Class B	38,200	441,210
Omnicom Group	73,897	5,412,216
Twenty-First Century Fox Class A	336,957	16,214,371
Twenty-First Century Fox Class B	155,300	7,420,234
Viacom Class B	113,923	2,927,821
Walt Disney	476,090	52,203,269
		165,256,742
Metals & Mining–0.23%
Freeport-McMoRan	460,861	4,751,477
Newmont Mining	175,932	6,096,044
Nucor	100,743	5,219,495
		16,067,016
Multiline Retail–0.51%
Dollar General	85,229	9,211,550
†Dollar Tree	77,683	7,016,329
Kohl's	52,803	3,502,951

LVIP SSGA S&P 500 Index Fund–8

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
Macy's	99,117	$ 2,951,704
Nordstrom	36,011	1,678,473
Target	168,038	11,105,631
		35,466,638
Multi-Utilities–1.06%
Ameren	79,201	5,166,281
CenterPoint Energy	163,435	4,613,770
CMS Energy	90,038	4,470,387
Consolidated Edison	101,612	7,769,253
Dominion Energy	209,010	14,935,855
DTE Energy	59,192	6,528,878
NiSource	110,795	2,808,653
Public Service Enterprise Group	161,289	8,395,092
SCANA	44,906	2,145,609
Sempra Energy	87,288	9,443,689
WEC Energy Group	100,558	6,964,647
		73,242,114
Oil, Gas & Consumable Fuels–4.71%
Anadarko Petroleum	163,327	7,160,256
Apache	125,026	3,281,932
Cabot Oil & Gas	145,796	3,258,541
Chevron	613,534	66,746,364
Cimarex Energy	30,600	1,886,490
†Concho Resources	63,700	6,547,723
ConocoPhillips	371,710	23,176,118
Devon Energy	148,614	3,349,759
Diamondback Energy	50,300	4,662,810
EOG Resources	185,202	16,151,466
Exxon Mobil	1,362,710	92,923,195
Hess	79,920	3,236,760
HollyFrontier	51,300	2,622,456
Kinder Morgan	605,781	9,316,912
Marathon Oil	278,229	3,989,804
Marathon Petroleum	222,330	13,119,693
†Newfield Exploration	63,097	925,002
Noble Energy	153,185	2,873,751
Occidental Petroleum	244,398	15,001,149
ONEOK	131,177	7,076,999
Phillips 66	136,471	11,756,977
Pioneer Natural Resources	54,314	7,143,377
Valero Energy	136,445	10,229,282
Williams	388,818	8,573,437
		325,010,253
Personal Products–0.15%
Coty Class A	158,867	1,042,167
Estee Lauder Class A	71,567	9,310,867
		10,353,034
Pharmaceuticals–5.13%
Allergan	102,003	13,633,721
Bristol-Myers Squibb	522,126	27,140,110
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Eli Lilly & Co.	305,852	$ 35,393,194
Johnson & Johnson	863,181	111,393,508
Merck & Co.	836,981	63,953,718
†Mylan	169,905	4,655,397
†Nektar Therapeutics	53,700	1,765,119
Perrigo	43,151	1,672,101
Pfizer	1,860,448	81,208,555
Zoetis	153,921	13,166,402
		353,981,825
Professional Services–0.29%
Equifax	39,418	3,670,998
†IHS Markit	113,600	5,449,392
Nielsen Holdings	109,500	2,554,635
Robert Half International	41,817	2,391,933
†Verisk Analytics Class A	52,500	5,724,600
		19,791,558
Real Estate Management & Development–0.06%
†CBRE Group Class A	98,176	3,930,967
		3,930,967
Road & Rail–0.99%
CSX	260,804	16,203,753
JB Hunt Transport Services	28,800	2,679,552
Kansas City Southern	33,138	3,163,022
Norfolk Southern	89,432	13,373,661
Union Pacific	236,702	32,719,317
		68,139,305
Semiconductors & Semiconductor Equipment–3.66%
†Advanced Micro Devices	273,000	5,039,580
Analog Devices	118,656	10,184,244
Applied Materials	313,853	10,275,547
Broadcom	133,085	33,840,854
Intel	1,476,328	69,284,073
KLA-Tencor	50,821	4,547,971
Lam Research	50,250	6,842,543
Maxim Integrated Products	92,100	4,683,285
Microchip Technology	77,403	5,566,824
†Micron Technology	370,559	11,757,837
NVIDIA	194,510	25,967,085
†Qorvo	41,300	2,508,149
QUALCOMM	387,724	22,065,373
Skyworks Solutions	59,300	3,974,286
Texas Instruments	311,024	29,391,768
Xilinx	80,655	6,869,386
		252,798,805
Software–6.37%
Activision Blizzard	243,500	11,339,795
†Adobe Systems	156,700	35,451,808
†ANSYS	27,300	3,902,262

LVIP SSGA S&P 500 Index Fund–9

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Autodesk	69,803	$ 8,977,364
†Cadence Design Systems	91,400	3,974,072
Citrix Systems	42,356	4,339,796
†Electronic Arts	97,179	7,668,395
†Fortinet	47,600	3,352,468
Intuit	82,740	16,287,369
Microsoft	2,487,588	252,664,313
Oracle	820,678	37,053,611
†Red Hat	56,603	9,941,751
†salesforce.com	246,236	33,726,945
Symantec	201,125	3,800,257
†Synopsys	48,700	4,102,488
†Take-Two Interactive Software	36,100	3,716,134
		440,298,828
Specialty Retail–2.30%
Advance Auto Parts	24,000	3,779,040
†AutoZone	8,427	7,064,691
Best Buy	79,977	4,235,582
†CarMax	57,709	3,620,085
Foot Locker	36,800	1,957,760
Gap	75,150	1,935,864
Home Depot	366,285	62,935,089
L Brands	72,043	1,849,344
Lowe's	259,397	23,957,907
†O'Reilly Automotive	25,657	8,834,475
Ross Stores	120,226	10,002,803
Tiffany & Co.	34,515	2,778,803
TJX	400,992	17,940,382
Tractor Supply	39,400	3,287,536
†Ulta Beauty	18,000	4,407,120
		158,586,481
Technology Hardware, Storage & Peripherals–3.74%
Apple	1,450,989	228,879,005
Hewlett Packard Enterprise	468,976	6,195,173
HP	505,376	10,339,993
NetApp	82,543	4,925,341
Seagate Technology	82,772	3,194,171
Western Digital	92,434	3,417,285
Xerox	64,996	1,284,321
		258,235,289
Textiles, Apparel & Luxury Goods–0.74%
Hanesbrands	122,200	1,531,166
†Michael Kors Holdings	51,100	1,937,712
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
NIKE Class B	409,668	$ 30,372,786
PVH	26,133	2,429,062
Ralph Lauren	18,372	1,900,767
Tapestry	96,734	3,264,772
†Under Armour Class A	63,800	1,127,346
†Under Armour Class C	64,252	1,038,955
VF	103,652	7,394,534
		50,997,100
Tobacco–0.91%
Altria Group	603,201	29,792,098
Philip Morris International	497,516	33,214,168
		63,006,266
Trading Companies & Distributors–0.17%
Fastenal	93,603	4,894,501
†United Rentals	27,100	2,778,563
WW Grainger	14,453	4,080,949
		11,754,013
Water Utilities–0.08%
American Water Works	58,600	5,319,122
		5,319,122
Total Common Stock (Cost $3,768,588,223)		6,774,809,050

MONEY MARKET FUND–1.69%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	116,883,224	116,883,224
Total Money Market Fund (Cost $116,883,224)		116,883,224

	Principal Amount°
SHORT-TERM INVESTMENTS–0.09%
≠U.S. TREASURY OBLIGATIONS–0.09%
∞U.S. Treasury Bill
2.48% 6/20/19	100,000	98,856
2.54% 6/20/19	200,000	197,712
2.54% 6/20/19	1,000,000	988,557
2.54% 6/20/19	5,000,000	4,942,786
		6,227,911
Total Short-Term Investments (Cost $6,226,626)		6,227,911

TOTAL INVESTMENTS–99.88% (Cost $3,891,698,073)	6,897,920,185
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	8,052,215
NET ASSETS APPLICABLE TO 408,700,944 SHARES OUTSTANDING–100.00%	$6,905,972,400
LVIP SSGA S&P 500 Index Fund–10

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND STANDARD CLASS ($5,750,683,924 / 340,314,980 Shares)	$16.898
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND SERVICE CLASS ($1,155,288,476 / 68,385,964 Shares)	$16.894
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$3,686,506,798
Distributable earnings/(accumulated loss)	3,219,465,602
TOTAL NET ASSETS	$6,905,972,400

† Non-income producing.
✱ Considered an affiliated investment. See Note 2 in “Notes to Financial Statements.”
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
≠ The rate shown is the effective yield at the time of purchase.
∞ Fully or partially pledged as collateral for futures contracts.
★	Includes $4,577,865 payable for securities purchased, $3,240,433 payable for fund shares redeemed, $506,272 other accrued expenses payable, $1,464,859 due to manager and affiliates and $887,062 variation margin due to broker on futures contracts as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
1,027	E-mini S&P 500 Index	$128,642,020	$131,844,266	3/15/19	$—	$(3,202,246)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–11

LVIP SSGA S&P 500 Index Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 152,980,195
Interest	109,622
Dividends from affiliated investment	98,223
153,188,040
EXPENSES:
Management fees	13,277,281
Distribution fees-Service Class	3,155,312
Shareholder servicing fees	2,297,757
Accounting and administration expenses	1,943,756
Index fees	808,694
Reports and statements to shareholders	274,754
Trustees’ fees and expenses	257,737
Professional fees	155,858
Custodian fees	68,424
Consulting fees	6,521
Pricing fees	1,934
Other	70,426
22,318,454
Less:
Management fees waived	(19,998)
Total operating expenses	22,298,456
NET INVESTMENT INCOME	130,889,584
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investment	142,032
Sale of unaffiliated investments	328,601,400
Futures contracts	(1,772,004)
Net realized gain	326,971,428
Net change in unrealized appreciation (depreciation) of:
Affiliated investment	(2,002,702)
Unaffiliated investments	(757,142,495)
Futures contracts	(4,516,204)
Net change in unrealized appreciation (depreciation)	(763,661,401)
NET REALIZED AND UNREALIZED LOSS	(436,689,973)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(305,800,389)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 130,889,584	$ 131,704,558
Net realized gain	326,971,428	155,349,913
Net change in unrealized appreciation (depreciation)	(763,661,401)	1,183,916,980
Net increase (decrease) in net assets resulting from operations	(305,800,389)	1,470,971,451
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(233,980,969)	(189,347,161)
Service Class	(43,064,190)	(31,880,762)
	(277,045,159)	(221,227,923)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	688,186,871	623,576,568
Service Class	183,535,028	175,553,922
Reinvestment of dividends and distributions:
Standard Class	233,980,969	189,347,161
Service Class	43,064,190	31,880,762
	1,148,767,058	1,020,358,413
Cost of shares redeemed:
Standard Class	(1,480,059,237)	(1,082,137,529)
Service Class	(221,104,590)	(179,220,507)
	(1,701,163,827)	(1,261,358,036)
Decrease in net assets derived from capital share transactions	(552,396,769)	(240,999,623)
NET INCREASE (DECREASE) IN NET ASSETS	(1,135,242,317)	1,008,743,905
NET ASSETS:
Beginning of year	8,041,214,717	7,032,470,812
End of year	$ 6,905,972,400	$ 8,041,214,717
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (119,464,169)
Service Class		(19,322,083)
Net realized gain:
Standard Class		(69,882,992)
Service Class		(12,558,679)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–12

LVIP SSGA S&P 500 Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 18.385	$ 15.562	$ 14.395	$ 14.651	$ 13.259
Income (loss) from investment operations:
Net investment income[1]	0.320	0.306	0.284	0.288	0.243
Net realized and unrealized gain (loss)	(1.110)	3.035	1.399	(0.121)	1.538
Total from investment operations	(0.790)	3.341	1.683	0.167	1.781
Less dividends and distributions from:
Net investment income	(0.349)	(0.330)	(0.307)	(0.284)	(0.275)
Net realized gain	(0.348)	(0.188)	(0.209)	(0.139)	(0.114)
Total dividends and distributions	(0.697)	(0.518)	(0.516)	(0.423)	(0.389)
Net asset value, end of period	$ 16.898	$ 18.385	$ 15.562	$ 14.395	$ 14.651
Total return[2]	(4.64%)	21.57%	11.76%	1.17%	13.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,750,684	$6,790,531	$5,998,455	$5,567,596	$5,672,744
Ratio of expenses to average net assets	0.24%	0.23%	0.21%	0.21%	0.21%
Ratio of net investment income to average net assets	1.69%	1.79%	1.92%	1.95%	1.74%
Portfolio turnover	3%	3%	4%	10%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–13

LVIP SSGA S&P 500 Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 18.378	$ 15.560	$ 14.396	$ 14.653	$ 13.263
Income (loss) from investment operations:
Net investment income[1]	0.272	0.263	0.247	0.251	0.208
Net realized and unrealized gain (loss)	(1.107)	3.031	1.396	(0.122)	1.536
Total from investment operations	(0.835)	3.294	1.643	0.129	1.744
Less dividends and distributions from:
Net investment income	(0.301)	(0.288)	(0.270)	(0.247)	(0.240)
Net realized gain	(0.348)	(0.188)	(0.209)	(0.139)	(0.114)
Total dividends and distributions	(0.649)	(0.476)	(0.479)	(0.386)	(0.354)
Net asset value, end of period	$ 16.894	$ 18.378	$ 15.560	$ 14.396	$ 14.653
Total return[2]	(4.88%)	21.27%	11.48%	0.92%	13.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,155,288	$1,250,684	$1,034,016	$959,015	$956,395
Ratio of expenses to average net assets	0.49%	0.48%	0.46%	0.46%	0.46%
Ratio of net investment income to average net assets	1.44%	1.54%	1.67%	1.70%	1.49%
Portfolio turnover	3%	3%	4%	10%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–14

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is as a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA S&P 500 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500®” are trademarks of Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc., and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
 Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA S&P 500 Index Fund–15

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the Fund’s average daily net assets; 0.20% of the next $500 million; and 0.16% of the Fund’s average daily net assets in excess of $1 billion.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 billion of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$451,289
Legal	89,380
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $191,048 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,024,504
Distribution fees payable to LFD	251,525
Printing and mailing fees payable to Lincoln Life	12,067
Shareholder servicing fees payable to Lincoln Life	176,763
LVIP SSGA S&P 500 Index Fund–16

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
The Fund has investments in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund and the corresponding investment activity for the year ended December 31, 2018 were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
Common Stock-0.06%@
Insurance-0.06% @
Lincoln National	$5,806,452	$—	$300,925	$142,032	$(2,002,702)	$3,644,857	71,036	$98,223	$—

@ As a percentage of Net Assets as of December 31, 2018.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$255,454,031
Sales	929,682,948
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$3,989,550,295
Aggregate unrealized appreciation of investments and derivatives	$3,149,830,258
Aggregate unrealized depreciation of investments and derivatives	(241,460,368)
Net unrealized appreciation of investments and derivatives	$2,908,369,890
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA S&P 500 Index Fund–17

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$6,774,809,050	$ —	$—	$6,774,809,050
Money Market Fund	116,883,224	—	—	116,883,224
Short-Term Investment	—	6,227,911	—	6,227,911
Total Investments	$6,891,692,274	$6,227,911	$—	$6,897,920,185
Derivatives:

Liabilities:
Futures Contracts	$(3,202,246)	$—	$—	$(3,202,246)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and former tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$132,907,848	$145,601,599
Long-term capital gains	144,137,311	75,626,324
Total	$277,045,159	$221,227,923
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 311,095,712
Net unrealized appreciation	2,908,369,890
Distributable earnings/(accumulated loss)	$3,219,465,602
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	36,785,227	36,450,093
Service Class	9,724,391	10,305,442
Shares reinvested:
Standard Class	12,456,643	10,543,000
Service Class	2,289,943	1,778,165
	61,256,204	59,076,700
Shares redeemed:
Standard Class	(78,285,135)	(63,096,776)
Service Class	(11,681,334)	(10,486,008)
	(89,966,469)	(73,582,784)
Net decrease	(28,710,265)	(14,506,084)
LVIP SSGA S&P 500 Index Fund–18

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(3,202,246)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,772,004)	$(4,516,204)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$86,827,663	$—
At December 31, 2018, the Fund pledged U.S. Treasury Obligations with a value of $6,227,911 as collateral for futures contracts.
8. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP SSGA S&P 500 Index Fund–19

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA S&P 500 Index Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA S&P 500 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP SSGA S&P 500 Index Fund–21

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2019. The Board noted that the net
LVIP SSGA S&P 500 Index Fund–22

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA S&P 500 Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one, three and five year periods and below the Morningstar peer group median and the benchmark index for the ten year period. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules compared to the fees charged by SSGA to other sub-advised funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA S&P 500 Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA S&P 500 Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA S&P 500 Index Fund–27

LVIP SSGA Short-Term Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Short-Term Bond Index Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Short-Term Bond Index Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned 1.56% (Standard Class shares with distributions reinvested) for the period May 1, 2018* to December 31, 2018, while its benchmark, the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index1, returned 1.86%.
The Fed hiked rates another 25bps to 1.75% in March, also marking Jerome Powell’s first Federal Open Market Committee (FOMC) meeting as chairperson. The move had been fully priced in by the market, following strong jobs data with non-farm payrolls posting a 313,000 rise in February. The Trump administration announced steel and aluminum tariffs, targeting overcapacity in the global market. US Treasuries saw higher yields across the curve. Benchmark 10-year rates were up 33bps to 2.74%, having hit a high of 2.95% in February. Meanwhile, fixed-rate, gross investment grade supply for the period was about $122bn. Industrials led gross supply, issuing $37bn of investment grade debt. The OAS of the Bloomberg Barclays US Corporate Index widened 16bps m/m, to 109bps.
Over the second quarter, the US economy displayed continued resilience with measures such as retail sales and the manufacturing and services purchasing managers’ indices (PMIs) continuing to show strength. In the labor market, concerns about wages that had persisted since the start of the year faded as 632,000 new jobs were added during the quarter. Geopolitics remained prevalent over domestic issues as China and the US traded tariff announcements and President Trump pulled the US out of the Iran nuclear deal. The OAS of the Bloomberg Barclays US Corporate Index widened 14bps q/q, to 123bps. Fixed-rate, gross investment grade supply for the period was about $339bn. Industrials led gross supply, issuing $62bn of investment grade debt.
Trade concerns continued in the third quarter which prevented Treasury yields from pushing meaningfully higher for the first half of July as the US approached its tariff enactment on US$34 billion of Chinese goods. Nonetheless, the Fed’s June meeting showed continued commitment to the gradual removal of monetary accommodation moving forward as the economy remained ‘very strong.’ August’s non-farm payrolls release came in stronger than expected at 201k new jobs (versus 190k consensus). Conversely, inflation data underwhelmed for the month as both core and headline CPI missed expectations at 0.1% and 0.2% month on month, respectively. Optimism surrounding NAFTA negotiations and a stronger-than-expected jobs data release reversed the rally in the rates over August as the US 10-year yield pushed higher towards 3% at the beginning of September. In line with expectations, the FOMC voted unanimously to increase the target fed funds rate to 2.00% - 2.25% at its September meeting. Quarter on quarter, the 2s30s curve spread tightened to 38bps. The OAS of the Bloomberg Barclays US Corporate Index narrowed 17bps q/q, to 106bps.
Over the fourth quarter, tighter liquidity conditions, increasing geopolitical risks and signs of growth slowdown were detrimental to investment grade credit. Rates sold off at the start of the quarter despite a weaker-than-expected non-farm payroll release (134k new jobs versus 185k expectations) as investors focused on the lower-than-expected unemployment rate of 3.7%. China trade tensions eased as President Trump and Chinese President Xi Jinping’s agreed on a 90-day new tariffs ceasefire. The year ended with a sustained rally in US rates driven by a partial US government shutdown and a slide in WTI Oil prices. US 10 year yield closed the year at ~2.68%, 28 bps higher than the previous year end close, while the US 2s30s curve flattened by 33 bps. The OAS of the Index widened 47bps q/q, to 153bps.
Federal Reserve Rate Hikes, Fiscal Policy expectation and asset selection were the primary drivers of Fund performance during the Reporting Period. The Fund’s performance delivered within the tracking error expectation. Over the course of 2018 the US treasury curve flattened (long term yields fell more than short term yields) as the Federal Reserve raised rates four times over the course of the year. The Fund’s performance benefited from the drop in US treasury yields at the end of the year but the deterioration in credit spreads negatively impacted the Fund’s performance.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Brunell
Christopher DiStefano
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/18 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Short-Term Bond Index Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,156 for the Standard Class shares and to $10,140 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index did over the same period. The same $10,000 investment would have increased to $10,186. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance

LVIP SSGA Short-Term Bond Index Fund–1

LVIP SSGA Short-Term Bond Index Fund
2018 Annual Report Commentary (unaudited) (continued)
information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/18
Standard Class Shares
Inception (5/1/18)	+ 1.56%
Service Class Shares
Inception (5/1/18)	+ 1.40%
* Date of commencement of operations.
1. The Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the subadviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
LVIP SSGA Short-Term Bond Index Fund–2

LVIP SSGA Short-Term Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,012.70	0.36%	$1.83
Service Class Shares	1,000.00	1,011.40	0.61%	3.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Short-Term Bond Index Fund–3

LVIP SSGA Short-Term Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	98.67%
Advertising	0.30%
Aerospace & Defense	1.54%
Agriculture	1.00%
Airlines	0.15%
Auto Manufacturers	4.45%
Banks	37.03%
Beverages	2.62%
Biotechnology	1.41%
Building Materials	0.08%
Chemicals	1.25%
Commercial Services	0.60%
Computers	2.82%
Cosmetics & Personal Care	0.65%
Diversified Financial Services	3.72%
Electric	4.02%
Electronics	0.36%
Environmental Control	0.30%
Food	1.59%
Health Care Products	1.90%
Health Care Services	1.16%
Home Builders	0.15%
Household Products Ware	0.08%
Insurance	1.46%
Internet	0.82%
Iron & Steel	0.14%
Lodging	0.15%
Machinery Construction & Mining	0.66%
Machinery Diversified	0.96%
Media	2.53%
Metal Fabricate & Hardware	0.12%
Mining	0.07%
Miscellaneous Manufacturing	1.00%
Oil & Gas	3.76%
Packaging & Containers	0.11%
Pharmaceuticals	5.52%
Pipelines	2.29%
Real Estate Investment Trusts	1.47%
Retail	2.45%
Semiconductors	1.60%
Software	2.52%
Telecommunications	3.15%
Transportation	0.71%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	2.39%
Total Investments	101.06%
Liabilities Net of Receivables and Other Assets	(1.06%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Credit Quality Ratings (as a % of fixed income investments)*
AAA	1.75%
AA	27.03%
A	41.34%
BBB	29.88%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Short-Term Bond Index Fund–4

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets
December 31, 2018
Principal Amount°	Value (U.S. $)

CORPORATE BONDS–98.67%
Advertising–0.30%
Interpublic Group of Companies 3.75% 10/1/21	200,000	$ 201,378
Omnicom Group 4.45% 8/15/20	100,000	101,747
WPP Finance 2010 4.75% 11/21/21	100,000	101,907
		405,032
Aerospace & Defense–1.54%
Boeing 4.88% 2/15/20	200,000	204,327
General Dynamics
2.88% 5/11/20	250,000	250,221
3.00% 5/11/21	325,000	325,373
Lockheed Martin 2.50% 11/23/20	300,000	296,639
Northrop Grumman 2.08% 10/15/20	250,000	245,281
Raytheon 3.13% 10/15/20	200,000	200,675
United Technologies
1.95% 11/1/21	100,000	96,060
3.35% 8/16/21	145,000	144,698
4.50% 4/15/20	300,000	304,147
		2,067,421
Agriculture–1.00%
Altria Group
2.63% 1/14/20	200,000	198,220
4.75% 5/5/21	150,000	153,391
BAT Capital 2.30% 8/14/20	400,000	390,808
Philip Morris International
2.00% 2/21/20	350,000	345,690
4.13% 5/17/21	150,000	153,273
Reynolds American 3.25% 6/12/20	100,000	99,421
		1,340,803
Airlines–0.15%
Delta Air Lines 2.60% 12/4/20	200,000	196,754
		196,754
Auto Manufacturers–4.45%
American Honda Finance
2.45% 9/24/20	250,000	247,064
2.65% 2/12/21	250,000	247,259
3.00% 6/16/20	150,000	149,710
3.38% 12/10/21	250,000	251,333
Ford Motor Credit
2.34% 11/2/20	600,000	577,504
3.20% 1/15/21	650,000	630,646
3.81% 10/12/21	500,000	485,912
5.88% 8/2/21	200,000	205,236
General Motors Financial
2.65% 4/13/20	100,000	98,361
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial (continued)
3.20% 7/6/21	150,000	$ 146,608
3.55% 4/9/21	500,000	493,380
3.70% 11/24/20	500,000	498,204
4.20% 11/6/21	150,000	150,032
4.38% 9/25/21	200,000	200,515
PACCAR Financial
2.80% 3/1/21	200,000	198,251
3.15% 8/9/21	50,000	50,129
Toyota Motor 3.18% 7/20/21	500,000	500,405
Toyota Motor Credit
1.90% 4/8/21	350,000	343,235
1.95% 4/17/20	350,000	345,718
2.95% 4/13/21	150,000	150,072
		5,969,574
Banks–37.03%
Australia & New Zealand Banking Group
2.30% 6/1/21	250,000	244,069
2.55% 11/23/21	250,000	244,849
2.70% 11/16/20	300,000	296,877
Banco Bilbao Vizcaya Argentaria 3.00% 10/20/20	200,000	197,305
Bancolombia 5.95% 6/3/21	200,000	208,000
Bank of America
2.15% 11/9/20	350,000	343,814
2.63% 4/19/21	400,000	394,690
μ2.74% 1/23/22	250,000	246,279
μ3.50% 5/17/22	450,000	450,220
5.63% 7/1/20	850,000	878,903
Bank of Montreal
1.90% 8/27/21	100,000	96,621
3.10% 7/13/20	350,000	349,886
3.10% 4/13/21	400,000	399,930
Bank of New York Mellon
2.15% 2/24/20	350,000	346,991
2.45% 11/27/20	300,000	296,592
3.55% 9/23/21	300,000	303,580
Bank of Nova Scotia
2.35% 10/21/20	150,000	148,205
2.45% 3/22/21	150,000	147,476
2.50% 1/8/21	600,000	592,631
3.13% 4/20/21	150,000	149,813
Barclays
2.88% 6/8/20	250,000	245,729
3.20% 8/10/21	200,000	194,409
3.25% 1/12/21	500,000	490,410
Barclays Bank 2.65% 1/11/21	200,000	195,883
BB&T
2.15% 2/1/21	250,000	244,879
2.45% 1/15/20	50,000	49,667
2.63% 6/29/20	350,000	346,942
BNP Paribas
2.38% 5/21/20	200,000	197,856
LVIP SSGA Short-Term Bond Index Fund–5

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
BNP Paribas (continued)
5.00% 1/15/21	350,000	$ 362,275
BPCE 2.25% 1/27/20	300,000	296,180
Branch Banking & Trust 2.85% 4/1/21	250,000	248,115
Canadian Imperial Bank of Commerce 2.70% 2/2/21	300,000	297,056
Capital One
2.25% 9/13/21	250,000	241,315
2.35% 1/31/20	350,000	345,653
2.95% 7/23/21	300,000	295,245
Citibank
2.10% 6/12/20	950,000	934,471
2.13% 10/20/20	350,000	343,153
2.85% 2/12/21	150,000	148,690
3.05% 5/1/20	200,000	199,785
3.40% 7/23/21	150,000	150,244
Citigroup
2.35% 8/2/21	150,000	145,809
2.45% 1/10/20	200,000	198,443
2.70% 3/30/21	500,000	492,734
2.90% 12/8/21	450,000	443,030
Citizens Bank 2.25% 3/2/20	500,000	494,810
Commonwealth Bank of Australia 2.55% 3/15/21	500,000	492,524
Cooperatieve Rabobank
2.50% 1/19/21	250,000	245,736
3.13% 4/26/21	550,000	548,169
Credit Suisse
3.00% 10/29/21	250,000	246,929
4.38% 8/5/20	350,000	355,785
Credit Suisse Group 3.13% 12/10/20	400,000	396,272
Credit Suisse Group Funding Guernsey 2.75% 3/26/20	250,000	247,377
Deutsche Bank
3.15% 1/22/21	750,000	725,139
4.25% 2/4/21	150,000	147,900
4.25% 10/14/21	450,000	440,273
Discover Bank 3.10% 6/4/20	250,000	248,373
Fifth Third Bancorp 2.88% 7/27/20	300,000	298,437
Fifth Third Bank 3.35% 7/26/21	200,000	200,540
First Horizon National 3.50% 12/15/20	200,000	200,100
Goldman Sachs Bank USA 3.20% 6/5/20	200,000	199,680
Goldman Sachs Group
2.35% 11/15/21	400,000	385,949
2.60% 4/23/20	400,000	396,214
2.60% 12/27/20	300,000	294,525
2.63% 4/25/21	350,000	341,074
2.75% 9/15/20	150,000	148,510
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group (continued)
2.88% 2/25/21	200,000	$ 196,682
μ2.88% 10/31/22	500,000	485,800
5.25% 7/27/21	450,000	467,309
6.00% 6/15/20	350,000	362,441
HSBC Holdings
2.95% 5/25/21	200,000	197,491
3.40% 3/8/21	700,000	698,402
5.10% 4/5/21	650,000	672,386
HSBC USA
2.35% 3/5/20	150,000	148,511
2.75% 8/7/20	100,000	98,935
Huntington Bancshares 3.15% 3/14/21	200,000	199,223
Huntington National Bank
2.38% 3/10/20	250,000	247,660
2.40% 4/1/20	100,000	98,970
JPMorgan Chase & Co.
2.25% 1/23/20	600,000	594,116
2.30% 8/15/21	600,000	585,606
2.40% 6/7/21	250,000	244,612
2.55% 3/1/21	350,000	345,173
μ3.51% 6/18/22	400,000	401,044
4.35% 8/15/21	300,000	307,111
4.63% 5/10/21	250,000	257,367
μJPMorgan Chase Bank
2.60% 2/1/21	750,000	744,161
3.09% 4/26/21	800,000	796,919
KeyBank 2.25% 3/16/20	250,000	247,425
KeyCorp
2.90% 9/15/20	100,000	99,301
5.10% 3/24/21	250,000	259,429
Lloyds Bank 3.30% 5/7/21	200,000	199,460
Lloyds Banking Group
2.70% 8/17/20	300,000	296,275
3.10% 7/6/21	200,000	196,243
Manufacturers & Traders Trust 2.63% 1/25/21	320,000	315,830
Mitsubishi UFJ Financial Group
2.19% 9/13/21	200,000	193,144
2.95% 3/1/21	400,000	396,105
Mizuho Financial Group 2.27% 9/13/21	200,000	193,724
Morgan Stanley
2.50% 4/21/21	500,000	489,560
2.63% 11/17/21	700,000	683,499
2.65% 1/27/20	250,000	248,188
2.80% 6/16/20	400,000	397,542
5.50% 7/24/20	150,000	154,689
5.50% 7/28/21	250,000	262,153
5.75% 1/25/21	450,000	469,330
National Australia Bank
1.88% 7/12/21	300,000	288,832
2.63% 1/14/21	350,000	346,072
3.70% 11/4/21	250,000	252,739

LVIP SSGA Short-Term Bond Index Fund–6

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
National Bank of Canada 2.15% 6/12/20	250,000	$ 246,425
Northern Trust 3.38% 8/23/21	250,000	251,972
PNC Bank
2.00% 5/19/20	350,000	344,623
2.15% 4/29/21	250,000	244,100
2.55% 12/9/21	250,000	243,999
PNC Financial Services Group 4.38% 8/11/20	450,000	458,375
Regions Financial 3.20% 2/8/21	300,000	298,252
Royal Bank of Canada
2.15% 3/6/20	300,000	297,436
2.15% 10/26/20	250,000	246,225
2.50% 1/19/21	550,000	543,856
Santander Holdings USA
2.65% 4/17/20	200,000	197,474
4.45% 12/3/21	30,000	30,540
Santander UK
2.13% 11/3/20	350,000	341,929
3.40% 6/1/21	200,000	199,093
3.75% 11/15/21	200,000	199,611
Santander UK Group Holdings 2.88% 8/5/21	250,000	241,464
Skandinaviska Enskilda Banken
1.88% 9/13/21	250,000	240,419
2.30% 3/11/20	220,000	217,752
Sumitomo Mitsui Banking
2.45% 1/16/20	550,000	545,706
2.45% 10/20/20	300,000	295,927
Sumitomo Mitsui Financial Group
2.44% 10/19/21	200,000	195,089
2.93% 3/9/21	150,000	148,468
μSunTrust Bank
2.59% 1/29/21	500,000	495,280
3.53% 10/26/21	20,000	20,033
Svenska Handelsbanken
1.88% 9/7/21	250,000	240,993
2.45% 3/30/21	450,000	441,303
3.35% 5/24/21	250,000	249,949
Synchrony Bank 3.65% 5/24/21	250,000	244,750
Toronto-Dominion Bank
2.50% 12/14/20	600,000	594,254
2.55% 1/25/21	200,000	198,027
3.25% 6/11/21	450,000	452,001
UBS 2.35% 3/26/20	300,000	297,078
US Bank
2.00% 1/24/20	400,000	396,327
2.05% 10/23/20	400,000	393,168
3.05% 7/24/20	250,000	249,761
Wells Fargo & Co. 2.50% 3/4/21	800,000	787,105
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo Bank
2.40% 1/15/20	900,000	$ 892,480
2.60% 1/15/21	450,000	444,541
μ3.33% 7/23/21	650,000	649,513
3.63% 10/22/21	700,000	704,422
Westpac Banking
2.15% 3/6/20	300,000	296,834
2.60% 11/23/20	400,000	395,005
2.65% 1/25/21	200,000	198,038
3.05% 5/15/20	200,000	200,180
Zions Bancorp NA 3.50% 8/27/21	150,000	149,640
		49,657,896
Beverages–2.62%
Anheuser-Busch InBev Finance 2.65% 2/1/21	1,000,000	983,888
Coca-Cola
1.55% 9/1/21	400,000	387,983
2.45% 11/1/20	250,000	248,477
3.15% 11/15/20	100,000	100,714
Coca-Cola Femsa 4.63% 2/15/20	100,000	101,920
Constellation Brands 3.75% 5/1/21	200,000	201,605
Diageo Capital 4.83% 7/15/20	200,000	205,523
Keurig Dr Pepper 3.55% 5/25/21	200,000	199,811
Molson Coors Brewing 2.10% 7/15/21	200,000	192,948
PepsiCo
2.00% 4/15/21	400,000	392,163
2.15% 10/14/20	150,000	148,169
3.13% 11/1/20	350,000	351,647
		3,514,848
Biotechnology–1.41%
Amgen
1.85% 8/19/21	200,000	192,971
2.20% 5/11/20	300,000	296,315
3.88% 11/15/21	300,000	304,155
Biogen 2.90% 9/15/20	300,000	297,888
Celgene 2.88% 8/15/20	350,000	347,691
Gilead Sciences 2.55% 9/1/20	450,000	446,469
		1,885,489
Building Materials–0.08%
Johnson Controls International 4.25% 3/1/21	100,000	101,971
		101,971

LVIP SSGA Short-Term Bond Index Fund–7

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Chemicals–1.25%
Air Products & Chemicals 3.00% 11/3/21	100,000	$ 99,841
Dow Chemical
4.13% 11/15/21	150,000	152,733
4.25% 11/15/20	250,000	254,544
DowDuPont 3.77% 11/15/20	180,000	181,807
Eastman Chemical 3.50% 12/1/21	70,000	70,399
EI du Pont de Nemours & Co. 2.20% 5/1/20	200,000	198,635
International Flavors & Fragrances 3.40% 9/25/20	15,000	15,018
LyondellBasell Industries 6.00% 11/15/21	200,000	211,532
Praxair 2.25% 9/24/20	200,000	197,358
Sherwin-Williams 2.25% 5/15/20	300,000	295,505
		1,677,372
Commercial Services–0.60%
Automatic Data Processing 2.25% 9/15/20	200,000	198,953
Equifax 3.60% 8/15/21	185,000	184,840
Moody's
2.75% 12/15/21	100,000	98,138
3.25% 6/7/21	75,000	74,754
Total System Services 3.80% 4/1/21	250,000	250,084
		806,769
Computers–2.82%
Apple
1.55% 8/4/21	150,000	145,494
1.90% 2/7/20	500,000	495,739
2.00% 11/13/20	450,000	444,193
2.25% 2/23/21	350,000	346,007
2.85% 5/6/21	350,000	350,546
Dell International 4.42% 6/15/21	650,000	649,300
Hewlett Packard Enterprise
3.50% 10/5/21	50,000	50,169
3.60% 10/15/20	400,000	401,200
HP 4.30% 6/1/21	150,000	152,577
IBM Credit 2.65% 2/5/21	350,000	346,168
International Business Machines 1.90% 1/27/20	400,000	395,508
		3,776,901
Cosmetics & Personal Care–0.65%
Estee Lauder Companies 1.80% 2/7/20	200,000	197,863
Procter & Gamble 1.90% 10/23/20	287,000	282,907
Unilever Capital
1.80% 5/5/20	200,000	197,063
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Cosmetics & Personal Care (continued)
Unilever Capital (continued)
2.75% 3/22/21	200,000	$ 199,101
		876,934
Diversified Financial Services–3.72%
AerCap Ireland Capital 4.63% 10/30/20	300,000	302,224
Air Lease 3.88% 4/1/21	300,000	300,536
Aircastle
5.13% 3/15/21	60,000	61,009
6.25% 12/1/19	60,000	61,443
7.63% 4/15/20	35,000	36,620
American Express
3.38% 5/17/21	200,000	200,427
3.70% 11/5/21	305,000	307,940
American Express Credit
2.20% 3/3/20	350,000	346,296
2.38% 5/26/20	550,000	544,344
BlackRock 4.25% 5/24/21	200,000	205,963
Capital One Financial 3.45% 4/30/21	200,000	200,017
Charles Schwab 3.25% 5/21/21	135,000	135,704
GE Capital International Funding Unlimited 2.34% 11/15/20	900,000	868,940
Intercontinental Exchange 2.75% 12/1/20	150,000	149,155
International Lease Finance 8.25% 12/15/20	300,000	322,881
Mastercard 2.00% 11/21/21	100,000	97,339
National Rural Utilities Cooperative Finance 2.00% 1/27/20	250,000	247,674
Nomura Holdings 6.70% 3/4/20	200,000	207,780
Visa 2.20% 12/14/20	400,000	395,767
		4,992,059
Electric–4.02%
American Electric PowerInc 3.65% 12/1/21	35,000	35,287
CenterPoint Energy 3.60% 11/1/21	160,000	160,442
Consolidated Edison 2.00% 5/15/21	200,000	194,140
Dominion Energy 2.58% 7/1/20	500,000	492,354
DPL 7.25% 10/15/21	200,000	209,726
Duke Energy 1.80% 9/1/21	150,000	143,665
Duke Energy Indiana 3.75% 7/15/20	350,000	354,692
Emera US Finance 2.70% 6/15/21	100,000	97,477
Entergy 5.13% 9/15/20	100,000	102,097

LVIP SSGA Short-Term Bond Index Fund–8

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Exelon 2.45% 4/15/21	400,000	$ 391,430
Georgia Power 2.00% 9/8/20	250,000	244,421
Nevada Power 2.75% 4/15/20	250,000	249,481
NextEra Energy Capital Holdings 3.34% 9/1/20	200,000	200,477
Ohio Power 5.38% 10/1/21	200,000	211,593
Pacific Gas & Electric 4.25% 5/15/21	150,000	142,610
PECO Energy 1.70% 9/15/21	200,000	192,754
PNM Resources 3.25% 3/9/21	200,000	198,494
PPL Electric Utilities 3.00% 9/15/21	200,000	200,432
PSEG Power 3.00% 6/15/21	200,000	196,817
Puget Energy 6.50% 12/15/20	100,000	105,695
Sempra Energy 2.85% 11/15/20	200,000	197,470
South Carolina Electric & Gas 3.50% 8/15/21	110,000	110,377
Southern 2.35% 7/1/21	150,000	145,756
Southern California Edison 2.90% 3/1/21	150,000	148,192
Southern Power 2.38% 6/1/20	200,000	197,327
WEC Energy Group 3.38% 6/15/21	265,000	264,988
Xcel Energy 2.40% 3/15/21	200,000	197,047
		5,385,241
Electronics–0.36%
Fortive 2.35% 6/15/21	100,000	97,564
Honeywell International 1.85% 11/1/21	400,000	386,730
		484,294
Environmental Control–0.30%
Republic Services 5.00% 3/1/20	200,000	204,135
Waste Management 4.75% 6/30/20	200,000	204,737
		408,872
Food–1.59%
Campbell Soup 3.30% 3/15/21	250,000	248,831
Conagra Brands 3.80% 10/22/21	160,000	160,162
General Mills 3.20% 4/16/21	50,000	49,753
Hershey
2.90% 5/15/20	100,000	99,967
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Hershey (continued)
3.10% 5/15/21	55,000	$ 55,506
JM Smucker 2.50% 3/15/20	250,000	247,607
Kellogg 3.25% 5/14/21	155,000	153,593
Kraft Heinz Foods
2.80% 7/2/20	400,000	397,237
3.38% 6/15/21	25,000	24,954
Kroger 2.60% 2/1/21	250,000	245,324
Mondelez International 3.00% 5/7/20	200,000	199,324
Sysco 2.60% 10/1/20	250,000	247,410
		2,129,668
Health Care Products–1.90%
Abbott Laboratories
2.80% 9/15/20	100,000	99,450
2.90% 11/30/21	350,000	347,200
Becton Dickinson & Co. 2.40% 6/5/20	450,000	443,130
Boston Scientific 6.00% 1/15/20	200,000	205,104
Danaher 2.40% 9/15/20	150,000	148,662
Life Technologies 6.00% 3/1/20	150,000	154,243
Medtronic 2.50% 3/15/20	400,000	398,022
Stryker 2.63% 3/15/21	150,000	148,054
Thermo Fisher Scientific
3.60% 8/15/21	200,000	200,701
4.50% 3/1/21	150,000	153,385
Zimmer Biomet Holdings 2.70% 4/1/20	250,000	247,689
		2,545,640
Health Care Services–1.16%
Anthem 4.35% 8/15/20	250,000	254,500
Coventry Health Care 5.45% 6/15/21	150,000	155,388
Laboratory Corp. of America Holdings 2.63% 2/1/20	250,000	248,328
Quest Diagnostics 2.50% 3/30/20	200,000	198,235
UnitedHealth Group
2.13% 3/15/21	250,000	244,857
2.70% 7/15/20	250,000	249,162
3.15% 6/15/21	100,000	100,168
3.38% 11/15/21	100,000	100,675
		1,551,313
Home Builders–0.15%
DR Horton 2.55% 12/1/20	200,000	195,277
		195,277

LVIP SSGA Short-Term Bond Index Fund–9

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Household Products Ware–0.08%
Clorox 3.80% 11/15/21	100,000	$ 102,093
		102,093
Insurance–1.46%
American International Group 6.40% 12/15/20	350,000	369,766
Aon 5.00% 9/30/20	200,000	205,920
Berkshire Hathaway 2.20% 3/15/21	300,000	296,160
Chubb INA Holdings 2.30% 11/3/20	150,000	147,894
CNA Financial 5.88% 8/15/20	200,000	207,558
Marsh & McLennan 2.35% 3/6/20	150,000	148,713
MetLife 4.75% 2/8/21	100,000	103,214
Prudential Financial 4.50% 11/15/20	200,000	204,666
Reinsurance Group of America 5.00% 6/1/21	50,000	51,940
Trinity Acquisition 3.50% 9/15/21	128,000	126,837
Unum Group 3.00% 5/15/21	100,000	98,914
		1,961,582
Internet–0.82%
Alibaba Group Holding 3.13% 11/28/21	200,000	197,984
Alphabet 3.63% 5/19/21	100,000	102,045
Amazon.com
1.90% 8/21/20	200,000	197,168
3.30% 12/5/21	150,000	151,896
eBay 2.15% 6/5/20	250,000	246,919
Expedia Group 5.95% 8/15/20	200,000	206,717
		1,102,729
Iron & Steel–0.14%
ArcelorMittal
5.25% 8/5/20	95,000	96,450
5.50% 3/1/21	95,000	97,760
		194,210
Lodging–0.15%
Marriott International 3.38% 10/15/20	200,000	199,110
		199,110
Machinery Construction & Mining–0.66%
Caterpillar Financial Services
1.70% 8/9/21	400,000	384,103
1.85% 9/4/20	200,000	196,153
2.10% 1/10/20	100,000	99,038
2.95% 5/15/20	150,000	149,923
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Machinery Construction & Mining (continued)
Caterpillar Financial Services (continued)
3.15% 9/7/21	55,000	$ 55,166
		884,383
Machinery Diversified–0.96%
CNH Industrial Capital 4.88% 4/1/21	300,000	305,580
John Deere Capital
2.20% 3/13/20	550,000	545,022
2.35% 1/8/21	100,000	98,658
3.13% 9/10/21	180,000	180,403
Roper Technologies 3.00% 12/15/20	50,000	49,699
Xylem 4.88% 10/1/21	100,000	103,322
		1,282,684
Media–2.53%
21st Century Fox America 5.65% 8/15/20	300,000	310,938
Charter Communications Operating 3.58% 7/23/20	300,000	299,789
Comcast
3.30% 10/1/20	325,000	326,325
3.45% 10/1/21	225,000	227,370
5.15% 3/1/20	400,000	409,531
Discovery Communications 4.38% 6/15/21	350,000	356,375
NBCUniversal Media 4.38% 4/1/21	250,000	256,326
Time Warner Cable
4.13% 2/15/21	250,000	251,136
5.00% 2/1/20	200,000	202,858
Walt Disney
1.80% 6/5/20	350,000	344,941
1.95% 3/4/20	200,000	198,098
Warner Media 4.70% 1/15/21	200,000	205,185
		3,388,872
Metal Fabricate & Hardware–0.12%
Precision Castparts 2.25% 6/15/20	170,000	168,121
		168,121
Mining–0.07%
BHP Billiton Finance USA 3.25% 11/21/21	100,000	100,452
		100,452
Miscellaneous Manufacturing–1.00%
3M 3.00% 9/14/21	195,000	196,650
General Electric
2.20% 1/9/20	300,000	295,705
4.63% 1/7/21	450,000	451,376
4.65% 10/17/21	200,000	200,730

LVIP SSGA Short-Term Bond Index Fund–10

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Ingersoll-Rand Luxembourg Finance 2.63% 5/1/20	200,000	$ 198,106
		1,342,567
Oil & Gas–3.76%
Anadarko Petroleum 4.85% 3/15/21	239,000	244,830
BP Capital Markets
2.52% 1/15/20	350,000	348,986
3.56% 11/1/21	200,000	201,862
BP Capital Markets America 4.50% 10/1/20	500,000	512,059
Chevron
1.96% 3/3/20	350,000	346,545
2.10% 5/16/21	200,000	196,207
2.43% 6/24/20	200,000	198,869
EOG Resources 4.10% 2/1/21	200,000	203,011
EQT 2.50% 10/1/20	200,000	195,650
Exxon Mobil
1.91% 3/6/20	200,000	198,236
2.22% 3/1/21	450,000	443,660
Marathon Petroleum 3.40% 12/15/20	200,000	200,033
Occidental Petroleum 4.10% 2/1/21	150,000	152,638
Pioneer Natural Resources 7.50% 1/15/20	100,000	103,940
Shell International Finance
1.88% 5/10/21	350,000	341,012
2.13% 5/11/20	400,000	396,340
4.38% 3/25/20	200,000	203,486
Total Capital 4.13% 1/28/21	250,000	255,356
Total Capital International 2.75% 6/19/21	150,000	148,960
Valero Energy 6.13% 2/1/20	150,000	154,423
		5,046,103
Packaging & Containers–0.11%
Packaging Corporation of America 2.45% 12/15/20	150,000	147,348
		147,348
Pharmaceuticals–5.52%
AbbVie
2.30% 5/14/21	150,000	146,569
2.50% 5/14/20	450,000	445,877
3.38% 11/14/21	415,000	414,891
Allergan Funding 3.00% 3/12/20	450,000	448,479
AstraZeneca 2.38% 11/16/20	250,000	245,754
Cigna
3.20% 9/17/20	200,000	199,260
3.40% 9/17/21	230,000	229,624
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
CVS Health
2.13% 6/1/21	146,000	$ 140,952
2.80% 7/20/20	200,000	198,270
3.13% 3/9/20	550,000	549,069
3.35% 3/9/21	500,000	498,833
Express Scripts Holding
2.60% 11/30/20	250,000	246,204
4.75% 11/15/21	150,000	154,397
GlaxoSmithKline Capital 3.13% 5/14/21	220,000	220,352
Johnson & Johnson 1.65% 3/1/21	400,000	389,914
McKesson 3.65% 11/30/20	100,000	100,524
Merck & Co. 1.85% 2/10/20	350,000	346,922
Mylan 3.15% 6/15/21	500,000	489,266
Novartis Capital 1.80% 2/14/20	200,000	197,793
Pfizer
1.70% 12/15/19	350,000	346,671
2.20% 12/15/21	100,000	98,347
3.00% 9/15/21	75,000	75,477
Sanofi 4.00% 3/29/21	300,000	306,919
Shire Acquisitions Investments Ireland 2.40% 9/23/21	500,000	483,807
Takeda Pharmaceutical 4.00% 11/26/21	300,000	304,293
Zoetis
3.25% 8/20/21	25,000	24,941
3.45% 11/13/20	100,000	100,319
		7,403,724
Pipelines–2.29%
Columbia Pipeline Group 3.30% 6/1/20	200,000	199,380
Enbridge Energy Partners 5.20% 3/15/20	250,000	255,418
Energy Transfer Operating
4.15% 10/1/20	250,000	251,604
4.65% 6/1/21	100,000	101,797
Enterprise Products Operating 5.25% 1/31/20	300,000	305,693
Enterprise Products Operating, LLC 3.50% 2/1/22	50,000	50,169
Kinder Morgan Energy Partners
3.50% 3/1/21	200,000	199,488
5.00% 10/1/21	200,000	205,783
6.85% 2/15/20	300,000	310,709
Phillips 66 Partners 2.65% 2/15/20	50,000	49,583
Plains All American Pipeline 5.00% 2/1/21	200,000	203,518
Sabine Pass Liquefaction 5.63% 2/1/21	300,000	309,232

LVIP SSGA Short-Term Bond Index Fund–11

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
TransCanada PipeLines 3.80% 10/1/20	200,000	$ 201,370
Williams Companies
5.25% 3/15/20	200,000	204,035
7.88% 9/1/21	200,000	218,675
		3,066,454
Real Estate Investment Trusts–1.47%
American Campus Communities Operating Partnership 3.35% 10/1/20	50,000	49,850
American Tower
3.45% 9/15/21	150,000	150,068
5.05% 9/1/20	200,000	204,874
Boston Properties 5.63% 11/15/20	250,000	259,252
Crown Castle International 3.40% 2/15/21	250,000	250,039
Digital Realty Trust 3.40% 10/1/20	200,000	199,445
GLP Capital 4.88% 11/1/20	150,000	151,650
HCP 2.63% 2/1/20	100,000	99,314
Simon Property Group 2.50% 9/1/20	300,000	296,828
Welltower 4.95% 1/15/21	200,000	204,819
Weyerhaeuser 4.70% 3/15/21	100,000	102,534
		1,968,673
Retail–2.45%
AutoNation 3.35% 1/15/21	250,000	248,204
Costco Wholesale 1.70% 12/15/19	350,000	346,255
Home Depot
1.80% 6/5/20	200,000	197,179
2.00% 4/1/21	300,000	294,169
Lowe's Companies 3.75% 4/15/21	200,000	201,285
McDonald's
2.20% 5/26/20	100,000	98,917
2.75% 12/9/20	250,000	248,381
Nordstrom 4.75% 5/1/20	150,000	152,600
O'Reilly Automotive 4.88% 1/14/21	200,000	205,447
Starbucks 2.10% 2/4/21	150,000	146,388
Target 3.88% 7/15/20	100,000	101,524
Walgreens Boots Alliance 3.30% 11/18/21	200,000	199,216
Walmart
1.90% 12/15/20	350,000	344,607
2.85% 6/23/20	100,000	100,183
3.13% 6/23/21	400,000	402,985
		3,287,340
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Semiconductors–1.60%
Analog Devices 2.85% 3/12/20	100,000	$ 99,678
Applied Materials 4.30% 6/15/21	200,000	205,965
Broadcom 2.38% 1/15/20	350,000	345,716
Intel
1.70% 5/19/21	100,000	97,214
2.45% 7/29/20	250,000	249,055
3.30% 10/1/21	350,000	353,845
KLA-Tencor 4.13% 11/1/21	100,000	101,676
Lam Research 2.80% 6/15/21	150,000	148,416
NVIDIA 2.20% 9/16/21	150,000	146,711
QUALCOMM 2.25% 5/20/20	250,000	246,575
Texas Instruments 2.75% 3/12/21	150,000	149,141
		2,143,992
Software–2.52%
Activision Blizzard 2.30% 9/15/21	100,000	97,452
Autodesk 3.13% 6/15/20	150,000	149,463
CA 3.60% 8/1/20	200,000	199,754
Electronic Arts 3.70% 3/1/21	100,000	100,756
Fidelity National Information Services 3.63% 10/15/20	250,000	251,239
Fiserv 4.75% 6/15/21	200,000	206,119
Microsoft
1.55% 8/8/21	250,000	242,959
1.85% 2/12/20	350,000	347,079
2.00% 11/3/20	300,000	296,739
4.00% 2/8/21	400,000	411,166
Oracle
1.90% 9/15/21	600,000	582,352
2.80% 7/8/21	300,000	298,653
VMware 2.30% 8/21/20	200,000	195,969
		3,379,700
Telecommunications–3.15%
America Movil 5.00% 3/30/20	350,000	356,288
AT&T
2.45% 6/30/20	350,000	345,571
2.80% 2/17/21	250,000	247,004
3.88% 8/15/21	200,000	202,116
5.00% 3/1/21	400,000	413,813
Cisco Systems
1.85% 9/20/21	450,000	437,733
2.20% 2/28/21	350,000	345,470
2.45% 6/15/20	200,000	198,981
2.90% 3/4/21	200,000	200,408
Orange 4.13% 9/14/21	150,000	153,092

LVIP SSGA Short-Term Bond Index Fund–12

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Telefonica Emisiones
5.13% 4/27/20	200,000	$ 204,193
5.46% 2/16/21	200,000	207,373
Verizon Communications
2.63% 2/21/20	200,000	199,306
3.00% 11/1/21	200,000	199,130
3.50% 11/1/21	200,000	202,278
4.60% 4/1/21	300,000	309,899
		4,222,655
Transportation–0.71%
CSX 3.70% 10/30/20	200,000	202,183
Ryder System 2.65% 3/2/20	200,000	198,215
Union Pacific 3.20% 6/8/21	250,000	251,285
United Parcel Service 2.05% 4/1/21	300,000	294,854
		946,537
Total Corporate Bonds (Cost $132,461,425)		132,309,457

	Number of Shares	Value(U.S. $)
MONEY MARKET FUND–2.39%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	3,211,259	$ 3,211,259
Total Money Market Fund (Cost $3,211,259)		3,211,259

TOTAL INVESTMENTS–101.06% (Cost $135,672,684)	135,520,716

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.06%)	(1,428,041)
NET ASSETS APPLICABLE TO 13,369,675 SHARES OUTSTANDING–100.00%	$134,092,675
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND STANDARD CLASS ($88,384,566 / 8,809,446 Shares)	$10.033
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND SERVICE CLASS ($45,708,109 / 4,560,229 Shares)	$10.023
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$133,845,661
Distributable earnings/(accumulated loss)	247,014
TOTAL NET ASSETS	$134,092,675

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
★	Includes $1,866 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $2,736,724 payable for securities purchased, $83,472 payable for fund shares redeemed, $18,181 other accrued expenses payable and $43,353 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
BNP–BNP Paribas
CA–Credit Agricole
HSBC–Hong Kong and Shanghai Banking Corporation
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–13

LVIP SSGA Short-Term Bond Index Fund
Statement of Operations
Period May 1, 2018* to December 31, 2018
INVESTMENT INCOME:
Interest	$2,286,912
Dividends	17,694
Foreign Taxes Withheld	(69)
2,304,537
EXPENSES:
Management fees	209,624
Professional fees	31,359
Distribution fees-Service Class	27,203
Shareholder servicing fees	21,711
Accounting and administration expenses	16,874
Pricing fees	7,586
Reports and statements to shareholders	5,158
Trustees’ fees and expenses	2,057
Custodian fees	1,732
Other	1,030
324,334
Less:
Expenses reimbursed	(25,743)
Total operating expenses	298,591
NET INVESTMENT INCOME	2,005,946
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(77,014)
Net change in unrealized appreciation (depreciation) of investments	(151,968)
NET REALIZED AND UNREALIZED LOSS	(228,982)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,776,964

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund
Statement of Changes in Net Assets
5/1/18* to
12/31/18
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,005,946
Net realized loss	(77,014)
Net change in unrealized appreciation (depreciation)	(151,968)
Net increase in net assets resulting from operations	1,776,964
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:
Standard Class	(1,065,341)
Service Class	(464,609)
(1,529,950)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	103,891,985
Service Class	60,079,071
Reinvestment of dividends and distributions:
Standard Class	1,065,341
Service Class	464,609
165,501,006
Cost of shares redeemed:
Standard Class	(16,947,419)
Service Class	(14,707,926)
(31,655,345)
Increase in net assets derived from capital share transactions	133,845,661
NET INCREASE IN NET ASSETS	134,092,675
NET ASSETS:
Beginning of period	—
End of period	$134,092,675

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–14

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Standard Class	Service Class
	5/1/18 [1] to 12/31/18	5/1/18 [1] to 12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.183	0.164
Net realized and unrealized gain (loss)	(0.027)	(0.025)
Total from investment operations	0.156	0.139
Less dividends and distributions from:
Net investment income	(0.123)	(0.116)
Total dividends and distributions	(0.123)	(0.116)
Net asset value, end of period	$10.033	$10.023
Total return[3]	1.56%	1.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$88,385	$45,708
Ratio of expenses to average net assets	0.36%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.64%
Ratio of net investment income to average net assets	2.72%	2.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.69%	2.44%
Portfolio turnover	49%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–15

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Short-Term Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current period. Management has analyzed the tax positions to be taken on the Fund's federal income tax return through the period ended December 31, 2018, and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2018* through December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* Date of commencement of operations
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a
LVIP SSGA Short-Term Bond Index Fund–16

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
management fee at an annual rate of 0.28% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.3625% of the average daily net assets for the Standard Class and 0.6125% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2018* through December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$3,763
Legal	666
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $167 for the period May 1, 2018* through December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Expense reimbursement receivable from LIAC	$ 1,866
Management fees payable to LIAC	31,290
Distribution fees payable to LFD	8,724
Printing and mailing fees payable to Lincoln Life	98
Shareholder servicing fees payable to Lincoln Life	3,241
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
* Date of commencement of operations
3. Investments
For the period May 1, 2018* through December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$166,281,719
Sales	33,807,326
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$135,675,332
Aggregate unrealized appreciation of investments	$ 172,168
Aggregate unrealized depreciation of investments	(326,784)
Net unrealized depreciation of investments	$ (154,616)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market
LVIP SSGA Short-Term Bond Index Fund–17

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$ —	$132,309,457	$—	$132,309,457
Money Market Fund	3,211,259	—	—	3,211,259
Total Investments	$3,211,259	$132,309,457	$—	$135,520,716
There were no Level 3 investments at the end of the period.
* Date of commencement of operations
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the period May 1, 2018* through December 31, 2018 was as follows:
5/1/18* to
12/31/18
Ordinary income	$1,529,950

*	Date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 475,996
Capital loss carryforward	(74,366)
Net unrealized depreciation	(154,616)
Distributable earnings/(accumulated loss)	$ 247,014
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP SSGA Short-Term Bond Index Fund–18

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$74,366	$74,366
6. Capital Shares
Transactions in capital shares were as follows:
5/1/18 * to
12/31/18
Shares sold:
Standard Class	10,387,569
Service Class	5,977,733
Shares reinvested:
Standard Class	106,780
Service Class	46,610
16,518,692
Shares redeemed:
Standard Class	(1,684,903)
Service Class	(1,464,114)
(3,149,017)
Net increase	13,369,675

*	Date of commencement of operations.
7. Market Risk
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
LVIP SSGA Short-Term Bond Index Fund–19

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 10. Recent Accounting Pronouncements (continued)
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Short-Term Bond Index Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Short-Term Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Short-Term Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, and the results of its operations, the changes in its net assets and its financial highlights for the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP SSGA Short-Term Bond Index Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA Short-Term Bond Index Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA Short-Term Bond Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA Short-Term Bond Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Short-Term Bond Index Fund–25

LVIP SSGA Small-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA Small-Cap Index Fund

LVIP SSGA Small-Cap Index Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Small-Cap Index Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (11.37%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 2000® Index1, returned (11.01%).
Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the benchmark index.
Class action proceeds, futures exposure and security misweights were primary drivers of Fund performance during the Reporting Period, contributed +2bps/-1.5bps/-1.0bps to the performance difference, respectively.
The Fund used futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures detracted 1.5 bps from Fund performance relative to the benchmark index.
The top negative contributors to the Fund’s performance during the Reporting Period were McDermott International, Inc., Dana Incorporated and Clovis Oncology, Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Keith Richardson
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Cap Index Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $29,554. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $30,983. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 11.37%
Five Years	+ 4.03%
Ten Years	+ 11.45%
Service Class Shares
One Year	- 11.59%
Five Years	+ 3.77%
Ten Years	+ 11.17%
1 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP SSGA Small-Cap Index Fund–1

LVIP SSGA Small-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$825.30	0.39%	$1.79
Service Class Shares	1,000.00	824.20	0.64%	2.94
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.39%	$1.99
Service Class Shares	1,000.00	1,022.00	0.64%	3.26

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Small-Cap Index Fund–2

LVIP SSGA Small-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	96.62%
Aerospace & Defense	1.23%
Air Freight & Logistics	0.32%
Airlines	0.48%
Auto Components	0.98%
Automobiles	0.04%
Banks	9.37%
Beverages	0.29%
Biotechnology	6.00%
Building Products	1.15%
Capital Markets	1.27%
Chemicals	1.81%
Commercial Services & Supplies	2.53%
Communications Equipment	1.59%
Construction & Engineering	1.00%
Construction Materials	0.12%
Consumer Finance	0.67%
Containers & Packaging	0.10%
Distributors	0.07%
Diversified Consumer Services	0.89%
Diversified Financial Services	0.17%
Diversified Telecommunication Services	0.54%
Electric Utilities	1.19%
Electrical Equipment	0.73%
Electronic Equipment, Instruments & Components	2.41%
Energy Equipment & Services	1.18%
Entertainment	0.14%
Equity Real Estate Investment Trusts	6.50%
Food & Staples Retailing	0.59%
Food Products	1.16%
Gas Utilities	1.14%
Health Care Equipment & Supplies	3.60%
Health Care Providers & Services	1.84%
Health Care Technology	1.13%
Hotels, Restaurants & Leisure	2.89%
Household Durables	1.47%
Household Products	0.23%
Independent Power and Renewable Electricity Producers	0.35%
Industrial Conglomerates	0.07%
Insurance	2.77%
Interactive Media & Services	0.11%
Internet & Direct Marketing Retail	1.03%
Internet Software & Services	0.74%
IT Services	1.95%
Leisure Products	0.36%
Life Sciences Tools & Services	0.53%
Security Type/Sector	Percentage of Net Assets
Machinery	3.58%
Marine	0.12%
Media	1.73%
Metals & Mining	1.17%
Mortgage Real Estate Investment Trusts (REITs)	1.11%
Multiline Retail	0.30%
Multi-Utilities	0.53%
Oil, Gas & Consumable Fuels	2.24%
Paper & Forest Products	0.40%
Personal Products	0.37%
Pharmaceuticals	1.86%
Professional Services	1.46%
Real Estate Management & Development	0.55%
Road & Rail	0.46%
Semiconductors & Semiconductor Equipment	2.65%
Software	5.01%
Specialty Retail	2.94%
Technology Hardware, Storage & Peripherals	0.26%
Textiles, Apparel & Luxury Goods	0.85%
Thrifts & Mortgage Finance	2.24%
Tobacco	0.16%
Trading Companies & Distributors	1.22%
Water Utilities	0.48%
Wireless Telecommunication Services	0.20%
Rights	0.01%
U.S. Treasury Obligations	0.17%
Money Market Fund	3.17%
Total Investments	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Integrated Device Technology	0.34%
Etsy	0.30%
Five Below	0.30%
Haemonetics	0.28%
Ciena	0.26%
Planet Fitness Class A	0.25%
IDACORP	0.25%
HubSpot	0.25%
LivaNova	0.24%
Cree	0.23%
Total	2.70%

IT–Information Technology

LVIP SSGA Small-Cap Index Fund–3

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–96.62%
Aerospace & Defense–1.23%
AAR	36,698	$ 1,370,303
†Aerojet Rocketdyne Holdings	81,968	2,887,733
†Aerovironment	23,881	1,622,714
†Astronics	24,405	743,132
†Axon Enterprise	64,345	2,815,094
Cubic	28,517	1,532,504
†Ducommun	12,500	454,000
†Engility Holdings	20,900	594,814
†Esterline Technologies	29,222	3,549,012
†KeyW Holding	49,908	333,884
†Kratos Defense & Security Solutions	99,350	1,399,841
Maxar Technologies	64,700	773,812
†Mercury Systems	52,651	2,489,866
Moog Class A	35,981	2,787,808
National Presto Industries	5,672	663,170
†Sparton	10,783	196,143
Triumph Group	55,700	640,550
†Vectrus	11,700	252,486
†Wesco Aircraft Holdings	63,020	497,858
		25,604,724
Air Freight & Logistics–0.32%
†Air Transport Services Group	66,076	1,507,194
†Atlas Air Worldwide Holdings	26,820	1,131,536
†Echo Global Logistics	32,291	656,476
Forward Air	32,939	1,806,704
†Hub Group Class A	36,844	1,365,807
†Radiant Logistics	38,676	164,373
		6,632,090
Airlines–0.48%
Allegiant Travel	14,484	1,451,587
Hawaiian Holdings	56,725	1,498,107
†Mesa Air Group	9,785	75,442
SkyWest	57,092	2,538,881
†Spirit Airlines	76,664	4,440,379
		10,004,396
Auto Components–0.98%
†American Axle & Manufacturing Holdings	125,781	1,396,169
Cooper Tire & Rubber	57,117	1,846,593
†Cooper-Standard Holdings	20,000	1,242,400
Dana	164,172	2,237,664
†Dorman Products	30,173	2,716,173
†Fox Factory Holding	40,404	2,378,584
†Gentherm	38,064	1,521,799
LCI Industries	27,504	1,837,267
†Modine Manufacturing	53,464	577,946
†Motorcar Parts of America	19,300	321,152
†Shiloh Industries	13,900	81,037
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
Standard Motor Products	24,251	$ 1,174,476
†Stoneridge	31,431	774,774
Superior Industries International	25,007	120,284
Tenneco Class A	57,277	1,568,817
Tower International	21,820	519,316
		20,314,451
Automobiles–0.04%
Winnebago Industries	35,373	856,380
		856,380
Banks–9.37%
1st Source	17,934	723,458
Access National	15,458	329,719
ACNB	7,150	280,638
†Allegiance Bancshares	13,800	446,706
Amalgamated Bank Class A	14,300	278,850
American National Bankshares	9,130	267,600
Ameris Bancorp	47,750	1,512,242
Ames National	8,348	212,206
Arrow Financial	13,323	426,602
†Atlantic Capital Bancshares	26,700	437,079
Auburn National Bancorp	2,800	88,648
Banc of California	49,238	655,358
BancFirst	20,486	1,022,251
†Bancorp	58,947	469,218
BancorpSouth Bank	105,431	2,755,966
Bank of Commerce Holdings	15,880	174,045
Bank of Marin Bancorp	15,698	647,386
Bank of NT Butterfield & Son	61,300	1,921,755
Bank of Princeton	6,500	181,350
Bankwell Financial Group	6,000	172,260
Banner	36,019	1,926,296
Bar Harbor Bankshares	16,968	380,592
†Baycom	11,200	258,608
BCB Bancorp	13,200	138,204
Berkshire Hills Bancorp	45,965	1,239,676
Blue Hills Bancorp	24,053	513,291
Boston Private Financial Holdings	94,817	1,002,216
Bridge Bancorp	17,492	445,871
Brookline Bancorp	89,319	1,234,389
Bryn Mawr Bank	22,764	783,082
Business First Bancshares	10,400	251,992
†Byline Bancorp	16,600	276,556
C&F Financial	4,000	212,840
Cadence BanCorp	81,500	1,367,570
Cambridge Bancorp	4,000	333,000
Camden National	17,655	635,050
LVIP SSGA Small-Cap Index Fund–4

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Capital City Bank Group	11,484	$ 266,544
Capstar Financial Holdings	7,587	111,757
Carolina Financial	24,000	710,160
Cathay General Bancorp	86,603	2,903,799
CB Financial Services	5,300	131,334
CBTX	21,500	632,100
CenterState Bank	102,888	2,164,764
Central Pacific Financial	32,730	796,976
Central Valley Community Bancorp	12,612	237,988
Century Bancorp Class A	2,761	187,003
Chemical Financial	79,815	2,922,027
Chemung Financial	3,400	140,454
Citizens & Northern	13,313	351,863
City Holding	17,997	1,216,417
Civista Bancshares	13,600	236,912
CNB Financial	17,080	391,986
†Coastal Financial	6,500	98,995
Codorus Valley Bancorp	9,195	195,394
Columbia Banking System	81,893	2,971,897
Community Bank System	56,219	3,277,568
†Community Bankers Trust	20,028	144,602
Community Financial	5,500	160,820
Community Trust Bancorp	17,730	702,285
ConnectOne Bancorp	34,769	642,183
County Bancorp	4,900	85,113
†Customers Bancorp	33,880	616,616
CVB Financial	125,459	2,538,036
†Eagle Bancorp	35,846	1,746,059
Enterprise Bancorp	11,463	368,650
Enterprise Financial Services	25,838	972,284
†Equity Bancshares Class A	14,000	493,500
†Esquire Financial Holdings	6,900	149,730
Evans Bancorp	4,624	150,326
Farmers & Merchants Bancorp Inc/Archbold OH	10,533	405,415
Farmers National Banc	25,392	323,494
FB Financial	18,800	658,376
†FCB Financial Holdings Class A	47,800	1,605,124
Fidelity D&D Bancorp	3,200	205,376
Fidelity Southern	25,403	660,986
Financial Institutions	16,091	413,539
First Bancorp ((North Carolina)	33,109	1,081,340
First Bancorp (Maine)	10,380	272,994
First BanCorp (Puerto Rico)	240,035	2,064,301
First Bancshares	14,500	438,625
First Bank	18,100	219,372
First Busey	49,435	1,213,135
First Business Financial Services	7,858	153,310
First Choice Bancorp	9,121	206,135
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
First Commonwealth Financial	112,639	$ 1,360,679
First Community	8,100	157,383
First Community Bancshares	17,063	537,143
First Connecticut Bancorp	8,400	167,412
First Financial	12,469	500,630
First Financial Bancorp	107,017	2,538,443
First Financial Bankshares	72,632	4,190,140
First Financial Northwest	7,767	120,155
†First Foundation	44,005	565,904
First Guaranty Bancshares	4,390	101,892
First Internet Bancorp	11,192	228,764
First Interstate BancSystem Class A	37,146	1,358,058
First Merchants	55,483	1,901,402
First Mid-Illinois Bancshares	13,900	443,688
First Midwest Bancorp	119,455	2,366,404
First Northwest Bancorp	9,600	142,368
First of Long Island	28,354	565,662
First Savings Financial Group	2,100	109,074
First United	7,800	124,176
Flushing Financial	31,430	676,688
†Franklin Financial Network	13,000	342,810
Fulton Financial	192,900	2,986,092
German American Bancorp	22,677	629,740
Glacier Bancorp	94,888	3,759,463
Great Southern Bancorp	12,670	583,200
Great Western Bancorp	66,500	2,078,125
Green Bancorp	30,864	529,009
Guaranty Bancorp	29,468	611,461
Guaranty Bancshares	8,653	258,032
Hancock Whitney	95,192	3,298,403
Hanmi Financial	34,320	676,104
†HarborOne Bancorp	14,200	225,638
Heartland Financial USA	33,038	1,452,020
Heritage Commerce	46,438	526,607
Heritage Financial	41,355	1,229,071
Hilltop Holdings	81,249	1,448,670
Home BancShares	178,428	2,915,514
HomeTrust Bancshares	20,441	535,145
Hope Bancorp	140,058	1,661,088
Horizon Bancorp	42,782	675,100
†Howard Bancorp	14,400	205,920
IBERIABANK	62,032	3,987,417
Independent Bank	25,609	538,301
Independent Bank (Massachusetts)	30,584	2,150,361
Independent Bank Group	23,900	1,093,903
International Bancshares	62,064	2,135,002
Investar Holding	9,685	240,188
Investors Bancorp	276,786	2,878,574

LVIP SSGA Small-Cap Index Fund–5

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Lakeland Bancorp	51,478	$ 762,389
Lakeland Financial	27,617	1,109,099
LCNB	8,700	131,805
LegacyTexas Financial Group	53,527	1,717,681
Level One Bancorp	7,000	157,010
Live Oak Bancshares	26,300	389,503
Macatawa Bank	29,800	286,676
MB Financial	92,826	3,678,694
MBT Financial	17,400	161,820
Mercantile Bank	18,933	535,047
†Metropolitan Bank Holding	7,000	215,950
Mid Penn Bancorp	5,400	124,308
Middlefield Banc	3,100	131,533
Midland States Bancorp	24,600	549,564
MidSouth Bancorp	14,500	153,700
MidWestOne Financial Group	11,342	281,622
MutualFirst Financial	5,338	141,831
MVB Financial	9,700	174,988
National Bank Holdings Class A	32,552	1,004,880
National Bankshares	6,613	240,912
†National Commerce	20,400	734,400
NBT Bancorp	47,939	1,658,210
†Nicolet Bankshares	8,900	434,320
Northeast Bancorp	7,528	125,943
Northrim BanCorp	7,377	242,482
Norwood Financial	6,900	227,700
Oak Valley Bancorp	8,000	146,400
OFG Bancorp	46,688	768,484
Ohio Valley Banc	3,742	132,429
Old Line Bancshares	16,400	431,648
Old National Bancorp	169,317	2,607,482
Old Second Bancorp	29,595	384,735
Opus Bank	23,200	454,488
Origin Bancorp	20,000	681,600
Orrstown Financial Services	7,000	127,470
Pacific City Financial	12,000	187,800
†Pacific Mercantile Bancorp	19,800	141,570
†Pacific Premier Bancorp	51,402	1,311,779
Park National	15,476	1,314,686
Parke Bancorp	7,020	131,379
Peapack Gladstone Financial	21,291	536,107
Penns Woods Bancorp	4,306	173,273
Peoples Bancorp	20,440	615,244
Peoples Bancorp of North Carolina	4,480	109,581
Peoples Financial Services	7,077	311,813
People's Utah Bancorp	16,055	484,058
Preferred Bank	16,129	699,192
Premier Financial Bancorp	12,832	191,325
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
QCR Holdings	15,300	$ 490,977
RBB Bancorp	14,400	253,008
Reliant Bancorp	10,948	252,242
Renasant	54,208	1,635,997
Republic Bancorp Class A	10,525	407,528
†Republic First Bancorp	50,600	302,082
S&T Bancorp	38,856	1,470,311
Sandy Spring Bancorp	39,117	1,225,927
SB One Bancorp	7,900	161,476
†Seacoast Banking Corp. of Florida	51,944	1,351,583
†Select Bancorp	16,500	204,270
ServisFirst Bancshares	52,300	1,666,801
Shore Bancshares	14,800	215,192
Sierra Bancorp	14,466	347,618
Simmons First National Class A	101,452	2,448,037
†SmartFinancial	12,300	224,721
South State	40,954	2,455,192
†Southern First Bancshares	6,915	221,764
Southern National Bancorp of Virginia	22,400	296,128
Southside Bancshares	37,567	1,192,752
†Spirit of Texas Bancshares	11,600	264,248
State Bank Financial	42,828	924,657
Stock Yards Bancorp	23,182	760,370
Summit Financial Group	11,478	221,640
Tompkins Financial	16,659	1,249,592
Towne Bank	74,137	1,775,581
TriCo Bancshares	28,913	976,970
†TriState Capital Holdings	28,300	550,718
†Triumph Bancorp	27,300	810,810
Trustmark	75,679	2,151,554
UMB Financial	50,782	3,096,179
Union Bankshares	73,499	2,074,877
Union Bankshares, Inc.	4,097	195,632
United Bankshares	111,795	3,477,942
United Community Banks	88,156	1,891,828
United Security Bancshares	12,531	120,047
Unity Bancorp	7,800	161,928
Univest Corp. of Pennsylvania	33,020	712,241
Valley National Bancorp	361,099	3,206,559
†Veritex Holdings	26,900	575,122
Washington Trust Bancorp	17,175	816,328
WesBanco	58,663	2,152,345
West Bancorporation	17,396	332,090
Westamerica Bancorporation	28,981	1,613,662
		194,698,393
Beverages–0.29%
†Boston Beer Class A	9,461	2,278,587
†Castle Brands	76,100	64,723

LVIP SSGA Small-Cap Index Fund–6

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages (continued)
†Celsius Holdings	27,700	$ 96,119
Coca-Cola Bottling Consolidated	5,413	960,158
†Craft Brew Alliance	13,650	195,331
MGP Ingredients	15,100	861,455
National Beverage	13,367	959,350
†Primo Water	38,100	533,781
		5,949,504
Biotechnology–6.00%
†Abeona Therapeutics	31,800	227,052
†ACADIA Pharmaceuticals	110,600	1,788,402
†Acceleron Pharma	43,500	1,894,425
†Achaogen	35,500	43,665
†Achillion Pharmaceuticals	140,772	223,827
†Acorda Therapeutics	49,771	775,432
†Adamas Pharmaceuticals	23,000	196,420
†ADMA Biologics	23,400	55,926
†Aduro Biotech	67,300	177,672
†Adverum Biotechnologies	58,800	185,220
†Aeglea BioTherapeutics	18,500	138,565
†Agenus	86,100	204,918
†AgeX Therapeutics	8,526	25,493
†Aimmune Therapeutics	49,000	1,172,080
†Akebia Therapeutics	90,430	500,078
†Albireo Pharma	9,800	240,394
†Alder Biopharmaceuticals	62,500	640,625
†Aldeyra Therapeutics	18,600	154,380
†Allakos	9,600	501,792
†Allena Pharmaceuticals	13,300	72,485
†Allogene Therapeutics	22,600	608,618
†AMAG Pharmaceuticals	39,329	597,408
†Amicus Therapeutics	212,400	2,034,792
†AnaptysBio	24,100	1,537,339
†Apellis Pharmaceuticals	41,400	546,066
†Aptinyx	13,400	221,636
†Arbutus Biopharma	38,900	148,987
†Arcus Biosciences	32,000	344,640
†Ardelyx	43,600	78,044
†Arena Pharmaceuticals	55,674	2,168,502
†ArQule	110,400	305,808
†Array BioPharma	232,433	3,312,170
†Arrowhead Pharmaceuticals	98,300	1,220,886
†Arsanis	2,318	5,378
†Atara Biotherapeutics	47,100	1,636,254
†Athenex	50,600	642,114
†Athersys	116,300	167,472
†Audentes Therapeutics	43,100	918,892
†AVEO Pharmaceuticals	112,200	179,520
†Avid Bioservices	57,500	235,750
†Avrobio	6,200	103,230
†Bellicum Pharmaceuticals	42,600	124,392
†BioCryst Pharmaceuticals	123,703	998,283
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Biohaven Pharmaceutical Holding	32,200	$ 1,190,756
†BioSpecifics Technologies	6,616	400,930
†BioTime	85,268	77,850
†Blueprint Medicines	46,298	2,495,925
†Calithera Biosciences	31,700	127,117
†Calyxt	6,000	62,160
†Cara Therapeutics	37,700	490,100
†CareDx	37,800	950,292
†CASI Pharmaceuticals	50,700	203,814
†Catalyst Biosciences	14,400	113,616
†Catalyst Pharmaceuticals	98,800	189,696
†Celcuity	5,332	127,915
†Cellular Biomedicine Group	12,900	227,814
†ChemoCentryx	26,245	286,333
†Chimerix	45,100	115,907
†Clovis Oncology	54,435	977,653
†Cohbar	24,700	76,817
†Coherus Biosciences	60,005	543,045
†Concert Pharmaceuticals	21,500	269,825
†Constellation Pharmaceuticals	9,594	38,472
†Corbus Pharmaceuticals Holdings	50,788	296,602
†Corvus Pharmaceuticals	13,500	49,545
†Crinetics Pharmaceuticals	8,368	250,956
†CTI BioPharma	55,800	40,935
†Cue Biopharma	19,500	91,650
†Cytokinetics	46,866	296,193
†CytomX Therapeutics	50,900	768,590
†Deciphera Pharmaceuticals	8,687	182,340
†Denali Therapeutics	52,000	1,074,320
†Dicerna Pharmaceuticals	62,200	664,918
†Dynavax Technologies	71,215	651,617
†Eagle Pharmaceuticals	12,300	495,567
†Editas Medicine	51,438	1,170,215
†Eidos Therapeutics	9,900	136,224
†Emergent BioSolutions	51,248	3,037,981
†Enanta Pharmaceuticals	18,900	1,338,687
†Epizyme	70,200	432,432
†Esperion Therapeutics	25,800	1,186,800
†Evelo Biosciences	17,900	232,879
†Fate Therapeutics	70,154	900,076
†Fennec Pharmaceuticals	13,500	86,130
†FibroGen	85,700	3,966,196
†Five Prime Therapeutics	33,700	313,410
†Flexion Therapeutics	39,200	443,744
†Fortress Biotech	29,600	25,456
†Forty Seven	7,300	114,756
†G1 Therapeutics	23,789	455,559
†Genomic Health	23,577	1,518,595
†Geron	173,394	173,394
†Global Blood Therapeutics	56,000	2,298,800

LVIP SSGA Small-Cap Index Fund–7

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†GlycoMimetics	35,300	$ 334,291
†Gritstone Oncology	9,600	148,320
†GTx	5,800	4,524
†Halozyme Therapeutics	140,043	2,048,829
†Heron Therapeutics	77,392	2,007,548
†Homology Medicines	20,600	460,616
†Idera Pharmaceuticals	19,471	53,935
†Immune Design	34,900	45,370
†ImmunoGen	163,493	784,766
†Immunomedics	166,321	2,373,401
†Inovio Pharmaceuticals	85,200	340,800
†Insmed	86,500	1,134,880
†Insys Therapeutics	26,500	92,750
†Intellia Therapeutics	38,600	526,890
†Intercept Pharmaceuticals	24,600	2,479,434
†Intrexon	84,300	551,322
†Invitae	74,600	825,076
†Iovance Biotherapeutics	118,000	1,044,300
†Ironwood Pharmaceuticals	155,772	1,613,798
†Jounce Therapeutics	16,200	54,594
†Kadmon Holdings	101,478	211,074
†Karyopharm Therapeutics	56,500	529,405
†Kezar Life Sciences	6,100	143,960
†Kindred Biosciences	31,500	344,925
†Kiniksa Pharmaceuticals Class A	6,600	185,394
†Kura Oncology	33,199	466,114
†La Jolla Pharmaceutical	22,300	210,289
†Lexicon Pharmaceuticals	43,916	291,602
†Ligand Pharmaceuticals Class B	23,365	3,170,630
†LogicBio Therapeutics	12,100	125,840
†Loxo Oncology	30,100	4,216,107
†MacroGenics	45,400	576,580
†Madrigal Pharmaceuticals	7,935	894,433
†Magenta Therapeutics	3,200	18,240
†MannKind	152,500	161,650
†MediciNova	46,900	383,173
†MeiraGTx Holdings	3,090	29,788
†Mersana Therapeutics	12,400	50,592
†Minerva Neurosciences	31,100	209,614
†Miragen Therapeutics	26,100	79,083
†Mirati Therapeutics	23,000	975,660
†Molecular Templates	8,600	34,744
†Momenta Pharmaceuticals	87,082	961,385
†Mustang Bio	20,000	58,800
†Myriad Genetics	79,500	2,311,065
†NantKwest	28,700	33,292
†Natera	37,800	527,688
†Neon Therapeutics	6,410	32,242
†NewLink Genetics	32,947	50,079
†Novavax	433,236	797,154
†Nymox Pharmaceutical	23,390	30,641
†OPKO Health	364,000	1,095,640
†Organovo Holdings	119,000	113,895
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Ovid therapeutics	15,400	$ 37,268
†Palatin Technologies	222,000	157,265
†PDL BioPharma	158,781	460,465
†Pfenex	27,000	86,130
†Pieris Pharmaceuticals	52,400	139,384
†PolarityTE	9,500	128,155
†Portola Pharmaceuticals	73,500	1,434,720
†Principia Biopharma	6,700	183,513
†Progenics Pharmaceuticals	85,898	360,772
†Proteostasis Therapeutics	32,900	106,596
†Prothena	47,000	484,100
†PTC Therapeutics	50,924	1,747,712
†Puma Biotechnology	33,300	677,655
†Ra Pharmaceuticals	19,100	347,620
†Radius Health	46,300	763,487
†Recro Pharma	18,000	127,800
†REGENXBIO	35,600	1,493,420
†Repligen	43,825	2,311,330
†Replimune Group	6,300	63,000
†Retrophin	46,200	1,045,506
†Rhythm Pharmaceuticals	17,788	478,141
†Rigel Pharmaceuticals	195,963	450,715
†Rocket Pharmaceuticals	22,000	326,040
†Rubius Therapeutics	12,300	197,784
†Sangamo Therapeutics	114,589	1,315,482
†Savara	29,200	221,044
†Scholar Rock Holding	5,900	135,523
†Selecta Biosciences	19,900	52,934
†Seres Therapeutics	20,900	94,468
†Solid Biosciences	12,400	332,320
†Sorrento Therapeutics	111,300	267,120
†Spark Therapeutics	35,500	1,389,470
†Spectrum Pharmaceuticals	113,725	995,094
†Spero Therapeutics	7,400	45,510
†Spring Bank Pharmaceuticals	14,000	145,460
†Stemline Therapeutics	28,800	273,600
†Surface Oncology	8,700	36,888
†Syndax Pharmaceuticals	14,274	63,519
†Synergy Pharmaceuticals	249,454	28,413
†Synlogic	17,900	125,479
†Syros Pharmaceuticals	26,400	147,048
†T2 Biosystems	31,804	95,730
†TG Therapeutics	64,400	264,040
†Tocagen	18,012	147,879
†Translate Bio	10,000	75,000
†Twist Bioscience	7,100	163,939
†Tyme Technologies	115,800	427,302
†Ultragenyx Pharmaceutical	52,700	2,291,396
†UNITY Biotechnology	25,800	419,508
†Unum Therapeutics	3,600	15,840
†Vanda Pharmaceuticals	57,881	1,512,431
†Veracyte	28,800	362,304
†Verastem	69,570	233,755
†Vericel	49,000	852,600

LVIP SSGA Small-Cap Index Fund–8

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Viking Therapeutics	69,936	$ 535,010
†Vital Therapies	34,400	6,409
†Voyager Therapeutics	22,600	212,440
†Xencor	51,900	1,876,704
†XOMA	7,580	95,887
†Y-mAbs Therapeutics	9,500	193,230
†Zafgen	31,000	153,450
†ZIOPHARM Oncology	155,717	291,191
		124,765,853
Building Products–1.15%
AAON	46,517	1,630,886
Advanced Drainage Systems	41,100	996,675
†American Woodmark	16,075	895,056
Apogee Enterprises	31,447	938,693
†Armstrong Flooring	23,000	272,320
†Builders FirstSource	127,466	1,390,654
Caesarstone	27,100	368,018
†Continental Building Products	42,100	1,071,445
†CSW Industrials	17,700	855,795
†Gibraltar Industries	36,091	1,284,479
Griffon	35,264	368,509
Insteel Industries	21,239	515,683
†JELD-WEN Holding	78,200	1,111,222
†Masonite International	30,888	1,384,709
†NCI Building Systems	44,191	320,385
†Patrick Industries	27,171	804,533
†PGT Innovations	65,195	1,033,341
Quanex Building Products	40,552	551,102
Simpson Manufacturing	46,489	2,516,449
†Trex	66,090	3,923,102
Universal Forest Products	67,510	1,752,560
		23,985,616
Capital Markets–1.27%
Arlington Asset Investment Class A	35,910	259,988
Artisan Partners Asset Management Class A	54,300	1,200,573
†Ashford	500	25,950
Associated Capital Group Class A	3,251	114,533
B. Riley Financial	21,523	305,627
†Blucora	53,668	1,429,716
BrightSphere Investment Group	91,300	975,084
Cohen & Steers	25,469	874,096
†Cowen Class A	32,908	438,993
Diamond Hill Investment Group	3,432	512,912
†Donnelley Financial Solutions	39,100	548,573
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Federated Investors Class B	108,600	$ 2,883,330
†Focus Financial Partners Class A	21,700	571,361
GAIN Capital Holdings	36,453	224,550
GAMCO Investors Class A	5,495	92,811
Greenhill & Co.	22,490	548,756
Hamilton Lane Class A	19,200	710,400
Houlihan Lokey	37,664	1,386,035
†INTL. FCStone	17,624	644,686
Investment Technology Group	36,942	1,117,126
Ladenburg Thalmann Financial Services	101,808	237,213
Moelis & Co. Class A	50,100	1,722,438
Oppenheimer Holdings Class A	9,902	252,996
Piper Jaffray	16,668	1,097,421
PJT Partners Class A	22,700	879,852
Pzena Investment Management Class A	16,959	146,695
†Safeguard Scientifics	19,020	163,952
†Siebert Financial	10,000	144,600
Silvercrest Asset Management Group Class A	10,800	142,884
Stifel Financial	77,647	3,216,139
=πTeton Advisors Class B	19	0
Value Line	100	2,601
Virtus Investment Partners	7,932	630,039
Waddell & Reed Financial Class A	87,600	1,583,808
Westwood Holdings Group	9,814	333,676
WisdomTree Investments	133,308	886,498
		26,305,912
Chemicals–1.81%
Advanced Emissions Solutions	18,900	199,395
†AdvanSix	34,900	849,466
†AgroFresh Solutions	34,700	131,513
American Vanguard	33,995	516,384
†Amyris	31,700	105,878
Balchem	35,909	2,813,470
Chase	8,239	824,312
†Ferro	94,987	1,489,396
†Flotek Industries	56,003	61,043
FutureFuel	30,208	479,099
†GCP Applied Technologies	80,800	1,983,640
Hawkins	10,759	440,581
HB Fuller	56,809	2,424,040
†Ingevity	47,403	3,967,157
Innophos Holdings	22,664	555,948
Innospec	27,304	1,686,295
†Intrepid Potash	98,800	256,880

LVIP SSGA Small-Cap Index Fund–9

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
†Koppers Holdings	22,360	$ 381,014
†Kraton	35,341	771,848
Kronos Worldwide	22,700	261,504
†Livent	23,500	324,300
†LSB Industries	22,161	122,329
†Marrone Bio Innovations	67,300	98,931
Minerals Technologies	39,764	2,041,484
†OMNOVA Solutions	43,540	319,148
PolyOne	89,464	2,558,670
†PQ Group Holdings	42,400	627,944
Quaker Chemical	14,613	2,596,876
Rayonier Advanced Materials	58,300	620,895
Sensient Technologies	47,695	2,663,766
Stepan	22,770	1,684,980
†Trecora Resources	20,892	162,958
Tredegar	30,330	481,034
Trinseo	48,100	2,202,018
Tronox Class A	107,100	833,238
Valhi	27,200	52,496
		37,589,930
Commercial Services & Supplies–2.53%
ABM Industries	74,323	2,386,512
ACCO Brands	118,924	806,305
†Advanced Disposal Services	81,400	1,948,716
Brady Class A	52,737	2,291,950
†BrightView Holdings	25,000	255,250
Brink's	56,260	3,637,209
†Casella Waste Systems Class A	45,034	1,283,019
†CECO Environmental	32,964	222,507
†Charah Solutions	6,100	50,935
†Cimpress	24,634	2,547,648
CompX International	338	4,600
Covanta Holding	132,100	1,772,782
Deluxe	52,340	2,011,950
Ennis	29,862	574,844
Essendant	43,419	546,211
Healthcare Services Group	82,881	3,330,159
†Heritage-Crystal Clean	17,454	401,617
Herman Miller	66,787	2,020,307
HNI	48,875	1,731,641
Interface Class A	67,121	956,474
Kimball International Class B	41,602	590,332
Knoll	54,982	906,103
LSC Communications	34,300	240,100
Matthews International Class A	35,210	1,430,230
McGrath RentCorp	27,240	1,402,315
Mobile Mini	50,066	1,589,596
MSA Safety	38,164	3,597,720
Multi-Color	14,592	512,033
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†NL Industries	5,036	$ 17,676
†PICO Holdings	23,871	218,181
Pitney Bowes	212,200	1,254,102
Quad/Graphics	33,123	408,075
RR Donnelley & Sons	83,400	330,264
†SP Plus	25,897	764,997
Steelcase Class A	95,734	1,419,735
†Team	34,497	505,381
Tetra Tech	61,991	3,209,274
U.S. Ecology	24,713	1,556,425
UniFirst	17,067	2,441,776
Viad	23,113	1,157,730
VSE	8,966	268,173
		52,600,854
Communications Equipment–1.59%
†Acacia Communications	30,900	1,174,200
ADTRAN	55,048	591,216
†Aerohive Networks	33,922	110,586
†Applied Optoelectronics	18,800	290,084
†CalAmp	37,172	483,608
†Calix	52,331	510,227
†Casa Systems	27,596	362,335
†Ciena	159,996	5,425,464
†Clearfield	11,500	114,080
Comtech Telecommunications	26,375	641,967
†DASAN Zhone Solutions	4,900	68,159
†Digi International	26,643	268,828
†Extreme Networks	131,045	799,374
†Finisar	131,436	2,839,018
†Harmonic	97,288	459,199
†Infinera	172,741	689,237
InterDigital	38,788	2,576,687
†KVH Industries	14,975	154,093
†Lumentum Holdings	82,120	3,449,861
†NETGEAR	35,134	1,828,022
†NetScout Systems	82,256	1,943,709
Plantronics	37,451	1,239,628
†Quantenna Communications	39,200	562,520
†Ribbon Communications	54,102	260,772
†ViaSat	61,837	3,645,291
†Viavi Solutions	254,900	2,561,745
		33,049,910
Construction & Engineering–1.00%
†Aegion	36,928	602,665
†Ameresco Class A	19,021	268,196
Argan	16,824	636,620
Comfort Systems USA	41,236	1,801,188
†Dycom Industries	33,929	1,833,523
EMCOR Group	64,996	3,879,611
Granite Construction	49,379	1,988,986

LVIP SSGA Small-Cap Index Fund–10

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
†Great Lakes Dredge & Dock	58,534	$ 387,495
†HC2 Holdings	45,130	119,143
†IES Holdings	8,200	127,510
†Infrastructure and Energy Alternatives	19,800	162,162
KBR	158,100	2,399,958
†MasTec	72,678	2,947,820
†MYR Group	18,794	529,427
†Northwest Pipe	9,348	217,715
†NV5 Global	10,800	653,940
†Orion Group Holdings	28,617	122,767
Primoris Services	47,438	907,489
†Sterling Construction	27,200	296,208
†Tutor Perini	40,483	646,514
†Willscot	36,400	342,888
		20,871,825
Construction Materials–0.12%
†Forterra	21,000	78,960
†Summit Materials Class A	126,316	1,566,318
†U.S. Concrete	18,500	652,680
United States Lime & Minerals	2,087	148,177
		2,446,135
Consumer Finance–0.67%
†Curo Group Holdings	11,800	111,982
†Elevate Credit	20,000	89,600
†Encore Capital Group	29,863	701,780
†Enova International	38,023	739,928
†EZCORP Class A	51,419	397,469
FirstCash	48,624	3,517,946
†Green Dot Class A	54,017	4,295,432
†LendingClub	358,800	943,644
Nelnet Class A	21,238	1,111,597
†PRA Group	50,423	1,228,809
†Regional Management	9,143	219,889
†World Acceptance	6,501	664,792
		14,022,868
Containers & Packaging–0.10%
Greif Class A	28,900	1,072,479
Greif Class B	5,917	262,715
Myers Industries	40,597	613,420
†UFP Technologies	6,300	189,252
		2,137,866
Distributors–0.07%
Core-Mark Holding	51,760	1,203,420
†Funko Class A	11,800	155,170
Weyco Group	5,958	173,795
		1,532,385
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–0.89%
†Adtalem Global Education	65,817	$ 3,114,460
†American Public Education	18,660	531,064
†Career Education	77,168	881,258
Carriage Services	17,935	277,992
†Chegg	121,316	3,447,801
†Houghton Mifflin Harcourt	117,300	1,039,278
†K12	42,100	1,043,659
†Laureate Education Class A	108,100	1,647,444
†Regis	40,746	690,645
†Sotheby's	39,978	1,588,726
Strategic Education	23,435	2,657,998
†Weight Watchers International	43,300	1,669,215
		18,589,540
Diversified Financial Services–0.17%
Banco Latinoamericano de Comercio Exterior S.A.	35,358	611,693
†Cannae Holdings	77,900	1,333,648
†FGL Holdings	160,900	1,071,594
Marlin Business Services	10,241	228,682
†On Deck Capital	52,600	310,340
		3,555,957
Diversified Telecommunication Services–0.54%
ATN International	11,892	850,635
†Cincinnati Bell	51,186	398,227
Cogent Communications Holdings	47,004	2,125,051
Consolidated Communications Holdings	79,855	788,967
Frontier Communications	105,373	250,788
†Intelsat	62,900	1,345,431
†Iridium Communications	107,750	1,987,987
†Ooma	18,594	258,085
†ORBCOMM	83,894	692,964
†pdvWireless	9,500	355,205
†Vonage Holdings	247,986	2,164,918
†Windstream Holdings	39,898	83,387
		11,301,645
Electric Utilities–1.19%
ALLETE	57,583	4,388,976
El Paso Electric	45,436	2,277,707
IDACORP	56,376	5,246,351
MGE Energy	39,115	2,345,335
Otter Tail	44,181	2,193,145
PNM Resources	89,036	3,658,489
Portland General Electric	99,910	4,580,873
Spark Energy Class A	11,700	86,931
		24,777,807

LVIP SSGA Small-Cap Index Fund–11

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment–0.73%
Allied Motion Technologies	7,100	$ 317,299
†Atkore International Group	44,500	882,880
AZZ	29,327	1,183,638
†Babcock & Wilcox Enterprises	41,720	16,287
Encore Wire	23,126	1,160,463
†Energous	24,800	143,592
EnerSys	47,122	3,657,138
†Enphase Energy	90,700	429,011
†FuelCell Energy	95,600	52,628
†Generac Holdings	67,890	3,374,133
†Plug Power	230,800	286,192
Powell Industries	9,308	232,793
Preformed Line Products	3,186	172,841
†Sunrun	109,000	1,187,010
†Thermon Group Holdings	37,003	750,421
†TPI Composites	15,500	380,990
†Vicor	20,071	758,483
†Vivint Solar	35,300	134,493
		15,120,292
Electronic Equipment, Instruments & Components–2.41%
†Anixter International	33,101	1,797,715
†Arlo Technologies	11,240	112,175
AVX	53,600	817,400
Badger Meter	32,122	1,580,724
Bel Fuse Class B	9,185	169,188
Belden	45,442	1,898,112
Benchmark Electronics	47,466	1,005,330
†Control4	30,300	533,280
CTS	37,111	960,804
Daktronics	37,661	278,691
†Electro Scientific Industries	36,600	1,096,536
†ePlus	15,158	1,078,795
†Fabrinet	40,556	2,080,928
†FARO Technologies	19,199	780,247
†Fitbit Class A	238,600	1,185,842
†II-VI	69,316	2,249,997
†Insight Enterprises	39,603	1,613,822
†Iteris	32,786	122,292
†Itron	38,100	1,801,749
KEMET	63,900	1,120,806
†Kimball Electronics	30,275	468,960
†Knowles	98,606	1,312,446
†Maxwell Technologies	44,100	91,287
Mesa Laboratories	3,830	798,134
Methode Electronics	40,966	954,098
MTS Systems	20,357	816,927
†Napco Security Technologies	12,000	189,000
†nLight	23,500	417,830
†Novanta	36,763	2,316,069
†OSI Systems	18,968	1,390,354
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†PAR Technology	12,900	$ 280,575
Park Electrochemical	20,088	362,990
PC Connection	12,124	360,447
†Plexus	35,963	1,836,990
†Rogers	20,652	2,045,787
†Sanmina	76,195	1,833,252
†ScanSource	28,537	981,102
SYNNEX	46,536	3,761,970
†Tech Data	42,800	3,501,468
†TTM Technologies	106,350	1,034,786
Vishay Intertechnology	148,421	2,673,062
†Vishay Precision Group	10,872	328,661
		50,040,628
Energy Equipment & Services–1.18%
Archrock	143,802	1,077,077
†Basic Energy Services	18,900	72,576
†Bristow Group	32,791	79,682
†C&J Energy Services	73,100	986,850
†Cactus Class A	43,000	1,178,630
†CARBO Ceramics	21,100	73,428
†Covia Holdings	30,880	105,610
†Dawson Geophysical	24,100	81,458
†Diamond Offshore Drilling	74,000	698,560
†Dril-Quip	42,300	1,270,269
†Era Group	21,219	185,454
†Exterran	34,400	608,880
†Forum Energy Technologies	82,546	340,915
†Frank's International	76,700	400,374
†FTS International	33,100	235,341
†Helix Energy Solutions Group	159,556	863,198
†Independence Contract Drilling	49,107	153,214
†ION Geophysical	11,700	60,606
†Keane Group	62,500	511,250
†Key Energy Services	8,500	17,595
†KLX Energy Services Holdings	23,320	546,854
Liberty Oilfield Services Class A	50,600	655,270
Mammoth Energy Services	12,500	224,750
†Matrix Service	30,807	552,678
†McDermott International	202,389	1,323,624
†Natural Gas Services Group	12,589	206,963
†NCS Multistage Holdings	8,600	43,774
†Newpark Resources	102,441	703,770
†Nine Energy Service	15,100	340,354
†Noble	280,200	734,124
†Oceaneering International	111,400	1,347,940
†Oil States International	67,500	963,900
†PHI NVDR	11,382	21,057
†Pioneer Energy Services	77,783	95,673

LVIP SSGA Small-Cap Index Fund–12

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Profire Energy	28,700	$ 41,615
†ProPetro Holding	80,200	988,064
†Quintana Energy Services	3,909	13,525
†RigNet	14,363	181,548
†Rowan Class A	143,600	1,204,804
†SEACOR Holdings	19,600	725,200
†SEACOR Marine Holdings	16,964	199,497
†Select Energy Services Class A	47,000	297,040
†Smart Sand	19,900	44,178
Solaris Oilfield Infrastructure Class A	27,700	334,893
†Superior Energy Services	176,300	590,605
†TETRA Technologies	123,842	208,054
†Tidewater	30,040	574,665
†Transocean	89,832	623,434
U.S. Silica Holdings	88,883	904,829
†Unit	59,300	846,804
		24,540,453
Entertainment–0.14%
†Eros International	36,400	301,756
†LiveXLive Media	37,000	183,150
†Pandora Media	287,200	2,323,448
		2,808,354
Equity Real Estate Investment Trusts–6.50%
Acadia Realty Trust	90,315	2,145,884
Agree Realty	37,366	2,209,078
Alexander & Baldwin	77,008	1,415,407
Alexander's	2,276	693,588
American Assets Trust	43,273	1,738,276
Americold Realty Trust	96,700	2,469,718
Armada Hoffler Properties	55,500	780,330
Ashford Hospitality Trust	88,298	353,192
Bluerock Residential Growth REIT	25,100	226,402
Braemar Hotels & Resorts	29,554	263,917
BRT Apartments	10,000	114,400
CareTrust REIT	94,371	1,742,089
CatchMark Timber Trust Class A	51,200	363,520
CBL & Associates Properties	199,400	382,848
Cedar Realty Trust	90,461	284,048
Chatham Lodging Trust	51,731	914,604
Chesapeake Lodging Trust	66,715	1,624,510
City Office REIT	45,500	466,375
Clipper Realty	14,900	194,743
Community Healthcare Trust	20,200	582,366
CoreCivic	133,100	2,373,173
CorEnergy Infrastructure Trust	12,320	407,546
CorePoint Lodging	47,750	584,938
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Cousins Properties	470,205	$ 3,714,619
DiamondRock Hospitality	232,674	2,112,680
Easterly Government Properties	68,500	1,074,080
EastGroup Properties	39,298	3,604,806
Essential Properties Realty Trust	41,200	570,208
Farmland Partners	33,900	153,906
First Industrial Realty Trust	139,206	4,017,485
Four Corners Property Trust	76,100	1,993,820
Franklin Street Properties	118,827	740,292
Front Yard Residential	57,200	499,356
GEO Group	134,526	2,650,162
Getty Realty	37,064	1,090,052
Gladstone Commercial	32,605	584,282
Gladstone Land	14,900	171,052
Global Medical REIT	20,400	181,356
Global Net Lease	80,900	1,425,458
Government Properties Income Trust	112,303	771,522
Hannon Armstrong Sustainable Infrastructure Capital	58,300	1,110,615
Healthcare Realty Trust	138,592	3,941,556
Hersha Hospitality Trust	38,541	676,009
Independence Realty Trust	99,056	909,334
Industrial Logistics Properties Trust	71,990	1,416,035
†InfraREIT	50,200	1,055,204
Innovative Industrial Properties	11,000	499,290
Investors Real Estate Trust	13,746	674,526
iStar	74,470	682,890
Jernigan Capital	18,300	362,706
Kite Realty Group Trust	93,254	1,313,949
Lexington Realty Trust	241,986	1,986,705
LTC Properties	44,173	1,841,131
Mack-Cali Realty	101,600	1,990,344
MedEquities Realty Trust	30,400	207,936
Monmouth Real Estate Investment	99,989	1,239,864
National Health Investors	45,734	3,454,746
National Storage Affiliates Trust	63,650	1,684,179
New Senior Investment Group	81,700	336,604
NexPoint Residential Trust	21,400	750,070
NorthStar Realty Europe	51,000	741,540
One Liberty Properties	17,045	412,830
Pebblebrook Hotel Trust	152,369	4,313,566
Pennsylvania Real Estate Investment Trust	79,199	470,442
Physicians Realty Trust	204,300	3,274,929

LVIP SSGA Small-Cap Index Fund–13

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Piedmont Office Realty Trust Class A	143,700	$ 2,448,648
PotlatchDeltic	74,306	2,351,042
Preferred Apartment Communities Class A	45,800	643,948
PS Business Parks	22,262	2,916,322
QTS Realty Trust Class A	57,200	2,119,260
Retail Opportunity Investments	124,767	1,981,300
Rexford Industrial Realty	104,100	3,067,827
RLJ Lodging Trust	194,455	3,189,062
RPT Realty	90,005	1,075,560
Ryman Hospitality Properties	50,006	3,334,900
Sabra Health Care REIT	198,977	3,279,141
Safety Income & Growth	11,400	214,434
Saul Centers	13,566	640,587
Select Income REIT	99,480	732,173
Seritage Growth Properties Class A	36,900	1,192,977
Spirit MTA REIT	45,500	324,415
STAG Industrial	110,434	2,747,598
Summit Hotel Properties	117,373	1,142,039
Sunstone Hotel Investors	255,292	3,321,349
Tanger Factory Outlet Centers	103,100	2,084,682
Terreno Realty	64,334	2,262,627
Tier REIT	61,100	1,260,493
UMH Properties	38,867	460,185
Universal Health Realty Income Trust	14,573	894,345
Urban Edge Properties	122,800	2,040,936
Urstadt Biddle Properties Class A	33,917	651,885
Washington Prime Group	211,300	1,026,918
Washington Real Estate Investment Trust	88,475	2,034,925
Whitestone REIT	43,971	539,084
Xenia Hotels & Resorts	126,404	2,174,149
		135,185,899
Food & Staples Retailing–0.59%
Andersons	30,963	925,484
†BJ's Wholesale Club Holdings	79,700	1,766,152
†Chefs' Warehouse	24,695	789,746
Ingles Markets Class A	16,531	449,974
†Natural Grocers by Vitamin Cottage	9,189	140,867
†Performance Food Group	113,900	3,675,553
PriceSmart	24,932	1,473,481
†Rite Aid	1,192,101	844,365
†Smart & Final Stores	23,000	109,020
SpartanNash	40,758	700,223
†United Natural Foods	57,599	609,973
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
Village Super Market Class A	8,113	$ 216,942
Weis Markets	11,100	530,358
		12,232,138
Food Products–1.16%
Alico	4,363	128,709
B&G Foods Class A	73,814	2,133,963
Calavo Growers	17,854	1,302,628
Cal-Maine Foods	35,130	1,485,999
†Darling Ingredients	183,259	3,525,903
Dean Foods	107,055	407,880
†Farmer Brothers	10,801	251,987
Fresh Del Monte Produce	34,456	974,071
†Freshpet	29,800	958,368
†Hostess Brands	111,600	1,220,904
J&J Snack Foods	16,887	2,441,691
John B Sanfilippo & Son	10,002	556,711
Lancaster Colony	21,154	3,741,296
†Landec	29,706	351,719
Limoneira	15,145	296,085
Sanderson Farms	22,890	2,272,748
†Seneca Foods Class A	8,188	231,065
†Simply Good Foods	68,100	1,287,090
Tootsie Roll Industries	17,439	582,463
		24,151,280
Gas Utilities–1.14%
Chesapeake Utilities	17,865	1,452,425
New Jersey Resources	97,382	4,447,436
Northwest Natural Holding	32,119	1,941,915
ONE Gas	58,200	4,632,720
RGC Resources	7,000	209,720
South Jersey Industries	96,104	2,671,691
Southwest Gas Holdings	54,847	4,195,795
Spire	55,067	4,079,363
		23,631,065
Health Care Equipment & Supplies–3.60%
†Accuray	85,818	292,639
†AngioDynamics	41,492	835,234
†Anika Therapeutics	16,595	557,758
†Antares Pharma	168,700	458,864
†AtriCure	42,303	1,294,472
Atrion	1,567	1,161,272
†Avanos Medical	52,600	2,355,954
†AxoGen	38,400	784,512
†Axonics Modulation Technologies	9,800	148,078
†Cardiovascular Systems	36,782	1,047,919
†Cerus	151,383	767,512
CONMED	28,322	1,818,272
†CryoLife	40,310	1,143,998
†CryoPort	26,700	294,501
†Cutera	13,200	224,664

LVIP SSGA Small-Cap Index Fund–14

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†CytoSorbents	30,500	$ 246,440
†ElectroCore	6,200	38,812
†Endologix	84,932	60,811
†FONAR	6,100	123,464
†GenMark Diagnostics	53,000	257,580
†Glaukos	38,500	2,162,545
†Globus Medical Class A	81,274	3,517,539
†Haemonetics	57,936	5,796,497
†Helius Medical Technologies	18,100	165,796
†Heska	7,600	654,360
†Inogen	19,800	2,458,566
†Integer Holdings	34,825	2,655,755
†IntriCon	7,300	192,574
Invacare	33,339	143,358
†iRadimed	4,700	114,962
†iRhythm Technologies	27,100	1,882,908
†Lantheus Holdings	42,800	669,820
LeMaitre Vascular	18,498	437,293
†LivaNova	54,401	4,976,059
Meridian Bioscience	47,375	822,430
†Merit Medical Systems	59,641	3,328,564
†Natus Medical	36,463	1,240,836
†Neogen	56,225	3,204,825
†Neuronetics	6,139	118,790
†Nevro	32,900	1,279,481
†Novocure	82,365	2,757,580
†NuVasive	57,537	2,851,534
†Nuvectra	20,700	338,238
†NxStage Medical	72,854	2,085,081
†OraSure Technologies	68,706	802,486
†Orthofix Medical	19,803	1,039,459
†OrthoPediatrics	7,105	247,822
†Oxford Immunotec Global	26,000	332,280
†Pulse Biosciences	10,700	122,622
†Quidel	38,425	1,875,909
†Rockwell Medical	55,635	125,735
†RTI Surgical	56,300	208,310
†SeaSpine Holdings	15,740	287,098
†Senseonics Holdings	86,700	224,553
†SI-BONE	10,900	227,701
†Sientra	24,500	311,395
†STAAR Surgical	49,499	1,579,513
†Surmodics	14,765	697,794
†Tactile Systems Technology	20,100	915,555
†Tandem Diabetes Care	57,300	2,175,681
†TransEnterix	186,800	422,168
Utah Medical Products	3,615	300,334
†Varex Imaging	43,300	1,025,344
†ViewRay	74,400	451,608
†Wright Medical Group	139,039	3,784,642
		74,926,156
Health Care Providers & Services–1.84%
†AAC Holdings	13,400	18,760
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Addus HomeCare	10,800	$ 733,104
†Amedisys	29,916	3,503,463
†American Renal Associates Holdings	14,500	167,040
†AMN Healthcare Services	52,874	2,995,841
†Apollo Medical Holdings	3,400	67,490
†BioScrip	146,931	524,544
†BioTelemetry	36,403	2,173,987
†Brookdale Senior Living	210,400	1,409,680
†Capital Senior Living	24,410	165,988
†Civitas Solutions	17,200	301,172
†Community Health Systems	104,000	293,280
†CorVel	9,612	593,253
†Cross Country Healthcare	36,717	269,136
†Diplomat Pharmacy	64,600	869,516
Ensign Group	55,293	2,144,815
†Genesis Healthcare	53,778	63,458
†Guardant Health	15,300	575,127
†HealthEquity	60,500	3,608,825
†LHC Group	33,004	3,098,415
†Magellan Health	27,695	1,575,568
National HealthCare	13,775	1,080,649
National Research Class A	12,837	489,603
Owens & Minor	71,454	452,304
Patterson	92,100	1,810,686
†PetIQ	18,900	443,583
†Providence Service	12,733	764,235
†Quorum Health	33,200	95,948
†R1 RCM	116,764	928,274
†RadNet	46,100	468,837
†Select Medical Holdings	121,667	1,867,588
†Surgery Partners	19,400	189,926
†Tenet Healthcare	93,992	1,611,023
†Tivity Health	45,236	1,122,305
†Triple-S Management Class B	22,838	397,153
U.S. Physical Therapy	14,049	1,437,915
		38,312,491
Health Care Technology–1.13%
†Allscripts Healthcare Solutions	195,900	1,888,476
†Castlight Health Class B	83,200	180,544
Computer Programs & Systems	11,849	297,410
†Evolent Health Class A	76,800	1,532,160
HealthStream	29,645	715,927
†HMS Holdings	92,720	2,608,214
†Inovalon Holdings Class A	78,300	1,110,294
†Inspire Medical Systems	14,000	591,500
†Medidata Solutions	64,534	4,350,882
†NantHealth	13,700	7,455
†NextGen Healthcare	60,328	913,969
†Omnicell	43,325	2,653,223

LVIP SSGA Small-Cap Index Fund–15

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology (continued)
Simulations Plus	11,900	$ 236,810
†Tabula Rasa HealthCare	19,700	1,256,072
†Teladoc Health	74,916	3,713,586
†Vocera Communications	33,640	1,323,734
		23,380,256
Hotels, Restaurants & Leisure–2.89%
BBX Capital	68,500	392,505
†Belmond Class A	100,797	2,522,949
†Biglari Holdings Class A	88	51,715
†Biglari Holdings Class B	885	100,518
BJ's Restaurants	23,359	1,181,265
Bloomin' Brands	94,352	1,687,957
Bluegreen Vacations	8,200	106,026
†Bojangles'	18,800	302,304
Boyd Gaming	92,459	1,921,298
Brinker International	43,700	1,921,926
†Carrols Restaurant Group	34,965	344,056
†Century Casinos	27,600	203,964
Cheesecake Factory	47,974	2,087,349
Churchill Downs	13,126	3,201,956
†Chuy's Holdings	19,832	351,820
Cracker Barrel Old Country Store	21,562	3,446,901
Dave & Buster's Entertainment	44,700	1,991,832
†Del Frisco's Restaurant Group	33,687	240,862
†Del Taco Restaurants	33,400	333,666
†Denny's	70,256	1,138,850
Dine Brands Global	18,932	1,274,881
†Drive Shack	64,700	253,624
†El Pollo Loco Holdings	22,000	333,740
†Eldorado Resorts	73,800	2,672,298
†Empire Resorts	4,339	43,954
†Fiesta Restaurant Group	25,957	402,593
†Golden Entertainment	18,200	291,564
†Habit Restaurants Class A	22,300	234,150
International Speedway Class A	27,418	1,202,553
†J Alexander's Holdings	13,071	107,574
Jack in the Box	30,515	2,368,879
†Lindblad Expeditions Holdings	21,600	290,736
Marriott Vacations Worldwide	43,557	3,071,204
†Monarch Casino & Resort	13,184	502,838
Nathan's Famous	3,102	206,128
†Noodles & Co.	14,400	100,656
Papa John's International	25,122	1,000,107
†Penn National Gaming	124,203	2,338,743
†Planet Fitness Class A	98,700	5,292,294
†PlayAGS	25,600	588,800
†Potbelly	24,300	195,615
RCI Hospitality Holdings	9,600	214,368
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Red Lion Hotels	20,100	$ 164,820
†Red Robin Gourmet Burgers	15,222	406,732
Red Rock Resorts Class A	78,200	1,588,242
Ruth's Hospitality Group	33,008	750,272
†Scientific Games Class A	62,352	1,114,854
†SeaWorld Entertainment	61,800	1,365,162
†Shake Shack Class A	27,900	1,267,218
Speedway Motorsports	11,161	181,589
Texas Roadhouse	75,740	4,521,678
†Town Sports International Holdings	16,600	106,240
Wingstop	32,600	2,092,594
		60,076,419
Household Durables–1.47%
Bassett Furniture Industries	10,800	216,432
†Beazer Homes USA	32,366	306,830
†Cavco Industries	9,626	1,255,038
†Century Communities	30,338	523,634
Ethan Allen Interiors	24,832	436,795
Flexsteel Industries	6,932	153,058
†GoPro Class A	130,300	552,472
†Green Brick Partners	27,182	196,798
Hamilton Beach Brands Holding Class A	7,284	170,883
†Helen of Troy	29,548	3,876,107
Hooker Furniture	11,900	313,446
†Hovnanian Enterprises Class A	113,766	77,805
†Installed Building Products	25,018	842,856
†iRobot	29,932	2,506,506
KB Home	96,636	1,845,748
La-Z-Boy	52,733	1,461,231
†LGI Homes	21,100	954,142
Lifetime Brands	10,224	102,547
†Lovesac	7,200	165,168
†M/I Homes	31,774	667,889
MDC Holdings	51,190	1,438,951
†Meritage Homes	43,684	1,604,076
†New Home	11,300	59,099
†Purple Innovation	4,511	26,570
†Roku	48,800	1,495,232
Skyline Champion	33,634	494,083
†Sonos	16,336	160,419
†Taylor Morrison Home Class A	131,400	2,089,260
†TopBuild	39,900	1,795,500
†TRI Pointe Group	155,052	1,694,718
Tupperware Brands	56,400	1,780,548
†Turtle Beach	8,900	127,003
†Universal Electronics	14,011	354,198
†Vuzix	26,900	129,389

LVIP SSGA Small-Cap Index Fund–16

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†William Lyon Homes Class A	37,600	$ 401,944
†ZAGG	27,709	270,994
		30,547,369
Household Products–0.23%
†Central Garden & Pet	11,000	378,950
†Central Garden & Pet Class A	45,722	1,428,812
Oil-Dri Corp. of America	4,654	123,331
WD-40	15,338	2,810,842
		4,741,935
Independent Power and Renewable Electricity Producers–0.35%
†Atlantic Power	123,333	267,633
Clearway Energy Class A	38,400	649,728
Clearway Energy Class C	83,600	1,442,100
Ormat Technologies	44,660	2,335,718
Pattern Energy Group Class A	90,900	1,692,558
TerraForm Power Class A	83,164	933,100
		7,320,837
Industrial Conglomerates–0.07%
Raven Industries	40,451	1,463,922
		1,463,922
Insurance–2.77%
†Ambac Financial Group	51,700	891,308
American Equity Investment Life Holding	100,355	2,803,919
AMERISAFE	21,599	1,224,447
Argo Group International Holdings	36,367	2,445,681
†Citizens	58,063	436,634
CNO Financial Group	184,012	2,738,098
Crawford & Co. Class B	10,379	93,411
Donegal Group Class A	9,246	126,162
†eHealth	21,619	830,602
EMC Insurance Group	9,983	317,958
Employers Holdings	36,327	1,524,644
†Enstar Group	13,511	2,264,038
FBL Financial Group Class A	11,274	740,138
FedNat Holding	12,700	252,984
†Genworth Financial Class A	565,500	2,635,230
Global Indemnity	8,737	316,541
†Goosehead Insurance Class A	10,700	281,303
†Greenlight Capital Re Class A	30,357	261,677
†Hallmark Financial Services	14,658	156,694
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
HCI Group	8,307	$ 422,079
†Health Insurance Innovations Class A	13,000	347,490
Heritage Insurance Holdings	22,000	323,840
Horace Mann Educators	46,331	1,735,096
Independence Holding	6,117	215,318
Investors Title	1,453	256,716
James River Group Holdings	29,400	1,074,276
Kemper	58,935	3,912,105
Kingstone Companies	9,520	168,409
Kinsale Capital Group	22,000	1,222,320
Maiden Holdings	70,795	116,812
†MBIA	100,884	899,885
National General Holdings	73,300	1,774,593
National Western Life Group Class A	2,616	786,631
Navigators Group	23,332	1,621,341
†NI Holdings	10,200	160,446
Primerica	48,115	4,701,317
ProAssurance	59,600	2,417,376
Protective Insurance Class B	9,811	163,353
RLI	43,934	3,031,007
Safety Insurance Group	16,599	1,357,964
Selective Insurance Group	64,907	3,955,433
State Auto Financial	19,195	653,398
Stewart Information Services	26,539	1,098,715
†Third Point Reinsurance	89,600	863,744
Tiptree Financial Class A	25,046	140,007
†Trupanion	28,782	732,790
United Fire Group	23,821	1,320,874
United Insurance Holdings	21,400	355,668
Universal Insurance Holdings	35,703	1,353,858
		57,524,330
Interactive Media & Services–0.11%
†Care.com	20,600	397,786
†Cargurus	56,200	1,895,626
†Travelzoo	6,200	60,946
		2,354,358
Internet & Direct Marketing Retail–1.03%
†1-800-Flowers.com Class A	27,282	333,659
†Duluth Holdings Class B	8,300	209,409
†Etsy	133,200	6,336,324
†Gaia	11,361	117,700
†Groupon	497,300	1,591,360
†Lands' End	14,100	200,361
†Leaf Group	15,560	106,586
†Liberty Expedia Holdings Class A	61,088	2,389,152

LVIP SSGA Small-Cap Index Fund–17

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail (continued)
†Liberty TripAdvisor Holdings Class A	81,875	$ 1,300,994
†Liquidity Services	24,673	152,232
Nutrisystem	33,326	1,462,345
†Overstock.com	27,197	369,335
PetMed Express	23,209	539,841
†Quotient Technology	90,400	965,472
†Remark Holdings	31,800	38,478
†Shutterfly	37,172	1,496,545
Shutterstock	21,452	772,487
†Stamps.com	19,638	3,056,458
		21,438,738
Internet Software & Services–0.74%
†Benefitfocus	25,300	1,156,716
†Carbonite	35,670	901,024
†Cars.com	79,100	1,700,650
†Cision	77,500	906,750
j2 Global	52,387	3,634,610
†Meet Group	76,300	353,269
†QuinStreet	51,711	839,270
†SPS Commerce	19,001	1,565,302
†TechTarget	20,098	245,397
†TrueCar	105,000	951,300
†Yelp	90,800	3,177,092
		15,431,380
IT Services–1.95%
†Brightcove	36,186	254,749
†CACI International Class A	27,477	3,957,512
†Cardtronics Class A	44,840	1,165,840
Cass Information Systems	16,315	863,390
ConvergeOne Holdings	27,400	339,212
CSG Systems International	37,588	1,194,171
†Endurance International Group Holdings	81,500	541,975
†Everi Holdings	76,800	395,520
EVERTEC	68,500	1,965,950
†Evo Payments Class A	28,100	693,227
†Exela Technologies	52,100	202,669
†ExlService Holdings	37,448	1,970,514
†GTT Communications	47,900	1,133,314
Hackett Group	28,176	451,098
†I3 Verticals Class A	7,891	190,173
†Information Services Group	32,302	136,960
†Internap	21,925	90,989
†Limelight Networks	112,349	262,897
†LiveRamp Holdings	88,272	3,409,947
ManTech International Class A	29,817	1,559,280
MAXIMUS	71,364	4,645,083
†MoneyGram International	30,729	61,458
NIC	73,447	916,619
†Perficient	39,125	870,922
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Perspecta	160,800	$ 2,768,976
†PFSweb	17,400	89,262
Presidio	42,600	555,930
†PRGX Global	23,300	220,651
Science Applications International	47,467	3,023,648
†ServiceSource International	81,160	87,653
†Sykes Enterprises	44,777	1,107,335
Travelport Worldwide	140,900	2,200,858
TTEC Holdings	16,660	475,976
†Tucows Class A	10,400	624,624
†Unisys	57,754	671,679
†Virtusa	32,149	1,369,226
		40,469,287
Leisure Products–0.36%
Acushnet Holdings	39,400	830,158
†American Outdoor Brands	61,332	788,729
Callaway Golf	105,727	1,617,623
Clarus	21,400	216,568
Escalade	9,203	105,374
Johnson Outdoors Class A	5,086	298,752
†Malibu Boats Class A	23,300	810,840
Marine Products	7,736	130,816
†Mastercraft Boat Holgings	21,700	405,790
†Nautilus	30,700	334,630
Sturm Ruger & Co.	19,114	1,017,247
†Vista Outdoor	65,500	743,425
†YETI Holdings	16,700	247,828
		7,547,780
Life Sciences Tools & Services–0.53%
†Accelerate Diagnostics	25,921	298,091
†Cambrex	37,046	1,398,857
†ChromaDex	44,900	154,007
†Codexis	57,600	961,920
†Enzo Biochem	41,515	115,412
†Fluidigm	34,966	301,407
†Harvard Bioscience	39,800	126,564
Luminex	46,907	1,084,021
†Medpace Holdings	24,500	1,296,785
†NanoString Technologies	25,600	379,648
†NeoGenomics	72,065	908,740
†Pacific Biosciences of California	156,998	1,161,785
†Quanterix	8,600	157,466
†Syneos Health	69,399	2,730,850
		11,075,553
Machinery–3.58%
Actuant Class A	68,714	1,442,307
Alamo Group	10,935	845,494
Albany International Class A	32,283	2,015,428

LVIP SSGA Small-Cap Index Fund–18

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Altra Industrial Motion	67,578	$ 1,699,587
Astec Industries	26,147	789,378
Barnes Group	53,554	2,871,565
†Blue Bird	14,892	270,885
Briggs & Stratton	47,814	625,407
†Chart Industries	34,574	2,248,347
CIRCOR International	18,827	401,015
Columbus McKinnon	25,508	768,811
†Commercial Vehicle Group	30,800	175,560
DMC Global	16,500	579,480
Douglas Dynamics	25,449	913,365
Eastern	5,400	130,572
†Energy Recovery	37,400	251,702
EnPro Industries	23,309	1,400,871
ESCO Technologies	28,638	1,888,676
†Evoqua Water Technologies	86,200	827,520
Federal Signal	67,107	1,335,429
Franklin Electric	52,040	2,231,475
†FreightCar America	11,144	74,553
†Gencor Industries	11,730	128,678
Global Brass & Copper Holdings	23,400	588,510
Gorman-Rupp	20,282	657,340
Graham	10,262	234,384
Greenbrier	35,701	1,411,618
†Harsco	90,400	1,795,344
Hillenbrand	70,336	2,667,844
Hurco	6,369	227,373
Hyster-Yale Materials Handling	11,866	735,217
John Bean Technologies	35,092	2,519,956
Kadant	12,499	1,018,169
Kennametal	91,200	3,035,136
†LB Foster Class A	9,908	157,537
Lindsay	12,107	1,165,299
†Lydall	18,102	367,652
†Manitex International	16,500	93,720
†Manitowoc	40,975	605,201
†Meritor	93,412	1,579,597
†Milacron Holdings	78,800	936,932
Miller Industries	13,146	354,942
Mueller Industries	63,940	1,493,638
Mueller Water Products Class A	174,127	1,584,556
†Navistar International	55,500	1,440,225
NN	51,856	347,954
Omega Flex	3,189	172,429
Park-Ohio Holdings	9,216	282,839
†Proto Labs	30,343	3,422,387
†RBC Bearings	26,718	3,502,730
REV Group	30,500	229,055
†Rexnord	117,064	2,686,619
Spartan Motors	34,116	246,659
†SPX	48,700	1,364,087
†SPX FLOW	47,500	1,444,950
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Standex International	14,454	$ 971,020
Sun Hydraulics	32,328	1,072,966
Tennant	20,281	1,056,843
Titan International	49,510	230,717
†TriMas	51,725	1,411,575
†Twin Disc	9,200	135,700
Wabash National	64,440	842,875
Watts Water Technologies Class A	31,194	2,012,949
Woodward	59,858	4,446,851
		74,467,500
Marine–0.12%
Costamare	53,000	232,670
†Eagle Bulk Shipping	48,596	224,028
†Genco Shipping & Trading	9,900	78,111
Matson	47,700	1,527,354
†Safe Bulkers	54,300	96,654
Scorpio Bulkers	62,391	345,022
		2,503,839
Media–1.73%
AMC Entertainment Holdings Class A	59,190	726,853
Beasley Broadcast Group Class A	6,200	23,250
†Boston Omaha Class A	6,100	142,740
†Cardlytics	6,900	74,727
†Central European Media Enterprises Class A	86,871	241,502
Clear Channel Outdoor Holdings Class A	46,000	238,740
†Daily Journal	1,250	292,500
Emerald Expositions Events	26,000	320,840
Entercom Communications Class A	145,566	831,182
Entravision Communications Class A	67,130	195,348
EW Scripps Class A	51,966	817,425
†Fluent	32,900	118,440
Gannett	128,100	1,092,693
†Gray Television	90,018	1,326,865
†Hemisphere Media Group	17,700	214,878
†IMAX	60,700	1,141,767
†Liberty Latin America Class A	49,600	718,208
†Liberty Latin America Class C	127,666	1,860,094
†Liberty Media-Liberty Braves Class A	10,100	251,894
†Liberty Media-Liberty Braves Class C	40,700	1,013,023
†Loral Space & Communications	14,961	557,297

LVIP SSGA Small-Cap Index Fund–19

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Marcus	21,934	$ 866,393
†MDC Partners Class A	57,535	150,166
Meredith	44,234	2,297,514
†MSG Networks Class A	66,600	1,569,096
National CineMedia	89,429	579,500
New Media Investment Group	68,000	786,760
New York Times Class A	146,911	3,274,646
Nexstar Media Group Class A	50,006	3,932,472
†Reading International Class A	16,340	237,584
Saga Communications Class A	3,413	113,414
Scholastic	31,891	1,283,932
Sinclair Broadcast Group Class A	76,532	2,015,853
TEGNA	242,686	2,637,997
†Tribune Publishing	22,200	251,748
†WideOpenWest	29,400	209,622
World Wrestling Entertainment Class A	48,110	3,594,779
		36,001,742
Metals & Mining–1.17%
†AK Steel Holding	357,919	805,318
†Allegheny Technologies	140,500	3,058,685
Carpenter Technology	52,400	1,865,964
†Century Aluminum	58,458	427,328
†Cleveland-Cliffs	333,400	2,563,846
†Coeur Mining	211,586	945,789
Commercial Metals	130,700	2,093,814
Compass Minerals International	38,400	1,600,896
Gold Resource	55,400	221,600
Haynes International	14,681	387,578
Hecla Mining	513,076	1,210,859
Kaiser Aluminum	18,422	1,644,900
Materion	22,784	1,025,052
Olympic Steel	10,006	142,786
†Ramaco Resources	4,941	24,458
†Ryerson Holding	16,325	103,501
Schnitzer Steel Industries Class A	29,901	644,367
†SunCoke Energy	74,847	639,942
Synalloy	9,400	155,946
†Tahoe Resources (New York Shares)	351,300	1,282,245
†TimkenSteel	47,000	410,780
†Universal Stainless & Alloy Products	8,000	129,680
Warrior Met Coal	49,000	1,181,390
Worthington Industries	47,208	1,644,727
		24,211,451
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (REITs)–1.11%
AG Mortgage Investment Trust	32,484	$ 517,470
Anworth Mortgage Asset	113,731	459,473
Apollo Commercial Real Estate Finance	138,281	2,303,761
Arbor Realty Trust	74,068	745,865
Ares Commercial Real Estate	27,489	358,457
ARMOUR Residential REIT	47,253	968,687
Blackstone Mortgage Trust Class A	124,900	3,979,314
Capstead Mortgage	105,208	701,737
Cherry Hill Mortgage Investment	16,100	282,394
Colony Credit Real Estate	94,600	1,493,734
Dynex Capital	58,130	332,504
Exantas Capital	31,982	320,460
Granite Point Mortgage Trust	48,800	879,864
Great Ajax	16,479	198,572
Invesco Mortgage Capital	126,261	1,828,259
KKR Real Estate Finance Trust	25,600	490,240
Ladder Capital	104,705	1,619,786
New York Mortgage Trust	178,932	1,053,909
Orchid Island Capital	53,200	339,948
PennyMac Mortgage Investment Trust	67,621	1,259,103
Ready Capital	17,806	246,257
Redwood Trust	92,725	1,397,366
TPG RE Finance Trust	40,200	734,856
Western Asset Mortgage Capital	55,684	464,405
		22,976,421
Multiline Retail–0.30%
Big Lots	45,400	1,312,968
Dillard's Class A	13,300	802,123
†JC Penney	365,486	380,105
†Ollie's Bargain Outlet Holdings	55,600	3,697,956
		6,193,152
Multi-Utilities–0.53%
Avista	73,326	3,114,888
Black Hills	59,843	3,756,944
NorthWestern	56,506	3,358,717
Unitil	16,641	842,700
		11,073,249
Oil, Gas & Consumable Fuels–2.24%
†Abraxas Petroleum	157,712	171,906
Adams Resources & Energy	2,417	93,562

LVIP SSGA Small-Cap Index Fund–20

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Alta Mesa Resources Class A	103,990	$ 103,990
†Approach Resources	46,153	40,245
Arch Coal Class A	19,100	1,585,109
†Ardmore Shipping	32,900	153,643
Berry Petroleum	13,371	116,996
†Bonanza Creek Energy	20,400	421,668
†California Resources	51,300	874,152
†Callon Petroleum	256,716	1,666,087
†Carrizo Oil & Gas	98,689	1,114,199
†Clean Energy Fuels	142,195	244,575
†Cloud Peak Energy	79,300	29,048
=†πCobalt International Energy	1	0
†CONSOL Energy	31,900	1,011,549
CVR Energy	21,100	727,528
Delek US Holdings	91,879	2,986,986
†Denbury Resources	521,189	891,233
DHT Holdings	93,700	367,304
†Dorian LPG	27,336	159,369
†Earthstone Energy Class A	18,900	85,428
†Eclipse Resources	100,600	105,630
†Energy Fuels	84,400	240,540
†EP Energy Class A	33,600	23,520
Evolution Petroleum	25,347	172,867
†Frontline	89,536	495,134
GasLog	46,317	762,378
Golar LNG	106,001	2,306,582
†Goodrich Petroleum	10,500	141,750
Green Plains	45,143	591,825
†Gulfport Energy	196,400	1,286,420
†Halcon Resources	136,000	231,200
Hallador Energy	18,300	92,781
†HighPoint Resources	115,190	286,823
†International Seaways	25,565	430,515
†Isramco	751	88,994
†Jagged Peak Energy	73,700	672,144
†Laredo Petroleum	178,000	644,360
†Lilis Energy	46,600	63,842
†Matador Resources	118,330	1,837,665
†Midstates Petroleum	17,000	127,670
NACCO Industries Class A	3,538	119,938
†NextDecade	4,661	25,169
Nordic American Tankers	157,898	315,796
†Northern Oil and Gas	225,400	509,404
†Oasis Petroleum	303,000	1,675,590
†Overseas Shipholding Group Class A	54,300	90,138
Panhandle Oil and Gas Class A	15,948	247,194
†Par Pacific Holdings	36,235	513,812
†PDC Energy	74,350	2,212,656
Peabody Energy	87,812	2,676,510
†Penn Virginia	14,200	767,652
†Renewable Energy Group	41,864	1,075,905
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Resolute Energy	24,900	$ 721,602
†REX American Resources	6,050	412,066
†Ring Energy	59,287	301,178
†Sanchez Energy	77,338	20,881
†SandRidge Energy	35,100	267,111
Scorpio Tankers	489,429	861,395
SemGroup Class A	89,305	1,230,623
Ship Finance International	94,442	994,474
†SilverBow Resources	7,700	182,028
†Southwestern Energy	660,694	2,252,967
†SRC Energy	273,413	1,285,041
†Talos Energy	23,800	388,416
Teekay	70,400	235,136
Teekay Tankers Class A	195,441	181,369
†Tellurian	97,700	679,015
†Ultra Petroleum	192,700	146,471
†Uranium Energy	211,100	263,875
†W&T Offshore	108,636	447,580
†WildHorse Resource Development	28,400	400,724
World Fuel Services	75,400	1,614,314
†Zion Oil & Gas	47,900	19,993
		46,583,240
Paper & Forest Products–0.40%
Boise Cascade	44,146	1,052,882
†Clearwater Paper	18,751	456,962
Louisiana-Pacific	160,678	3,570,265
Neenah	18,895	1,113,294
PH Glatfelter	46,617	454,982
Schweitzer-Mauduit International	34,967	875,923
†Verso Class A	39,200	878,080
		8,402,388
Personal Products–0.37%
†Edgewell Personal Care	60,500	2,259,675
†elf Beauty	22,000	190,520
Inter Parfums	19,693	1,291,270
Medifast	13,187	1,648,639
Natural Health Trends	7,500	138,675
†Nature's Sunshine Products	8,440	68,786
†Revlon Class A	12,354	311,197
†USANA Health Sciences	14,305	1,684,128
		7,592,890
Pharmaceuticals–1.86%
†Aclaris Therapeutics	42,500	314,075
†Aerie Pharmaceuticals	40,100	1,447,610
†Akcea Therapeutics	15,800	476,212
†Akorn	95,400	323,406
†Amneal Pharmaceuticals Class A	97,902	1,324,614

LVIP SSGA Small-Cap Index Fund–21

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Amphastar Pharmaceuticals	40,500	$ 805,950
†Ampio Pharmaceuticals	79,600	31,426
†ANI Pharmaceuticals	8,300	373,666
†Aquestive Therapeutics	5,300	33,390
†Aratana Therapeutics	46,299	283,813
†Arvinas HoldingLLC	10,900	140,065
†Assembly Biosciences	24,500	554,190
†Assertio Therapeutics	60,357	217,889
†Clearside Biomedical	30,300	32,421
†Collegium Pharmaceutical	34,000	583,780
†Corcept Therapeutics	109,802	1,466,955
=†πCorium International	27,200	4,896
†Cymabay Therapeutics	68,700	540,669
†Dermira	40,100	288,319
†Dova Pharmaceuticals	12,600	95,508
†Durect	152,200	73,528
†Eloxx Pharmaceuticals	22,700	272,627
†Endo International	251,000	1,832,300
†Evolus	9,300	110,670
†Horizon Pharma	189,200	3,696,968
†Innovate Biopharmaceuticals	19,600	45,276
†Innoviva	78,000	1,361,100
†Intersect ENT	34,000	958,120
†Intra-Cellular Therapies	51,200	583,168
†Kala Pharmaceuticals	17,100	83,619
†Lannett	29,380	145,725
†Liquidia Technologies	4,995	108,192
†Mallinckrodt	92,500	1,461,500
†Marinus Pharmaceuticals	39,800	114,226
†Medicines	77,533	1,483,981
†Melinta Therapeutics	35,388	28,052
†Menlo Therapeutics	9,900	40,788
†MyoKardia	38,200	1,866,452
†Neos Therapeutics	28,900	47,685
†Ocular Therapeutix	32,300	128,554
†Odonate Therapeutics	7,300	102,784
†Omeros	52,366	583,357
†Optinose	19,700	122,140
†Pacira Pharmaceuticals	44,775	1,926,220
†Paratek Pharmaceuticals	33,800	173,394
Phibro Animal Health Class A	22,800	733,248
†Prestige Consumer Healthcare	58,455	1,805,090
†Reata Pharmaceuticals Class A	21,157	1,186,908
†resTORbio	8,700	74,994
†Revance Therapeutics	37,500	754,875
†scPharmaceuticals	3,262	12,265
†Sienna Biopharmaceuticals	15,300	35,496
†SIGA Technologies	55,400	437,660
†Supernus Pharmaceuticals	54,990	1,826,768
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Teligent	37,810	$ 51,800
†Tetraphase Pharmaceuticals	56,700	64,071
†TherapeuticsMD	208,127	792,964
†Theravance Biopharma	48,400	1,238,556
†Tricida	11,800	278,244
†Verrica Pharmaceuticals	5,900	48,085
†WaVe Life Sciences	20,000	840,800
†Xeris Pharmaceuticals	6,500	110,500
†Zogenix	47,135	1,718,542
†Zomedica Pharmaceuticals	51,300	63,099
		38,763,245
Professional Services–1.46%
†Acacia Research	54,476	162,338
†ASGN	56,804	3,095,818
Barrett Business Services	7,732	442,657
BG Staffing	8,300	171,395
†CBIZ	58,446	1,151,386
CRA International	8,151	346,825
Exponent	57,760	2,929,010
Forrester Research	11,933	533,405
†Franklin Covey	9,480	211,688
†FTI Consulting	42,606	2,839,264
†GP Strategies	11,752	148,193
Heidrick & Struggles International	21,464	669,462
†Huron Consulting Group	24,978	1,281,621
ICF International	20,451	1,324,816
†InnerWorkings	47,957	179,359
Insperity	42,802	3,995,995
Kelly Services Class A	35,777	732,713
Kforce	26,338	814,371
Korn/Ferry International	64,345	2,544,201
†Mistras Group	18,147	260,954
Navigant Consulting	45,736	1,099,951
Resources Connection	31,109	441,748
†TriNet Group	49,000	2,055,550
†TrueBlue	43,587	969,811
†Upwork	12,600	228,186
†WageWorks	44,830	1,217,583
†Willdan Group	11,700	409,266
		30,257,566
Real Estate Management & Development–0.55%
†Altisource Portfolio Solutions S.A.	11,500	258,635
†American Realty Investors	1,592	19,215
Consolidated-Tomoka Land	3,799	199,447
†Cushman & Wakefield	51,700	748,099
†Forestar Group	10,005	138,569
†FRP Holdings	7,872	362,191
Griffin Industrial Realty	1,800	57,420
HFF Class A	42,281	1,402,038
Kennedy-Wilson Holdings	140,453	2,552,031

LVIP SSGA Small-Cap Index Fund–22

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development (continued)
†Marcus & Millichap	22,300	$ 765,559
†Maui Land Pineapple	5,400	53,568
Newmark Group Class A	168,400	1,350,568
RE/MAX Holdings Class A	18,900	581,175
†Redfin	89,300	1,285,920
RMR Group Class A	8,195	434,991
†St Joe	40,768	536,915
†Stratus Properties	5,400	129,492
†Tejon Ranch	22,018	365,058
†Transcontinental Realty Investors	2,115	59,897
†Trinity Place Holdings	16,800	72,912
		11,373,700
Road & Rail–0.46%
ArcBest	29,142	998,405
†Avis Budget Group	75,000	1,686,000
†Covenant Transportation Group Class A	12,400	238,080
†Daseke	43,700	160,816
Heartland Express	53,109	971,895
†Hertz Global Holdings	62,300	850,395
Marten Transport	44,663	723,094
†PAM Transportation Services	2,800	110,348
†Saia	28,883	1,612,249
Universal Logistics Holdings	9,097	164,565
†US Xpress Enterprises Class A	21,200	118,932
†USA Truck	9,000	134,730
Werner Enterprises	53,856	1,590,906
†YRC Worldwide	34,700	109,305
		9,469,720
Semiconductors & Semiconductor Equipment–2.65%
†ACM Research Class A	9,800	106,624
†Adesto Technologies	23,312	102,573
†Advanced Energy Industries	44,079	1,892,311
†Alpha & Omega Semiconductor	20,571	209,618
†Ambarella	36,492	1,276,490
†Amkor Technology	117,765	772,538
†Aquantia	23,100	202,587
†Axcelis Technologies	36,833	655,627
†AXT	39,500	171,825
Brooks Automation	78,090	2,044,396
Cabot Microelectronics	31,485	3,002,095
†CEVA	25,623	566,012
†Cirrus Logic	68,754	2,281,258
Cohu	45,313	728,180
†Cree	112,400	4,807,910
†Diodes	45,365	1,463,475
Entegris	158,650	4,425,542
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†FormFactor	83,631	$ 1,178,361
†Ichor Holdings	26,400	430,320
†Impinj	19,000	276,450
†Inphi	48,894	1,571,942
†Integrated Device Technology	144,619	7,003,898
†Kopin	56,442	56,386
†Lattice Semiconductor	133,426	923,308
†MACOM Technology Solutions Holdings	51,671	749,746
†MaxLinear Class A	70,634	1,243,158
†Nanometrics	26,222	716,647
†NeoPhotonics	35,800	231,984
NVE	5,518	483,046
†PDF Solutions	28,578	240,912
†Photronics	73,160	708,189
Power Integrations	32,156	1,960,873
†Rambus	121,086	928,730
†Rudolph Technologies	36,338	743,839
†Semtech	72,784	3,338,602
†Silicon Laboratories	48,006	3,783,353
†SMART Global Holdings	10,200	302,940
†SunPower	63,200	314,104
†Synaptics	39,852	1,482,893
†Ultra Clean Holdings	38,466	325,807
†Veeco Instruments	49,248	364,928
Xperi	55,635	1,023,128
		55,092,605
Software–5.01%
†8x8	103,405	1,865,426
†A10 Networks	61,738	385,245
†ACI Worldwide	128,351	3,551,472
†Agilysys	18,704	268,215
†Alarm.com Holdings	34,700	1,799,889
†Altair Engineering Class A	26,700	736,386
†Alteryx Class A	32,873	1,954,957
†Amber Road	23,900	196,697
American Software Class A	30,088	314,420
†Anaplan	18,800	498,952
†Appfolio Class A	17,200	1,018,584
†Apptio Class A	38,800	1,472,848
†Asure Software	11,300	57,404
†Avalara	8,800	274,120
†Avaya Holdings	117,600	1,712,256
Blackbaud	53,971	3,394,776
†Blackline	40,499	1,658,434
†Bottomline Technologies	47,871	2,297,808
†Box Class A	138,300	2,334,504
†Carbon Black	40,500	543,510
†ChannelAdvisor	26,700	303,045
†Cloudera	116,600	1,289,596
†CommVault Systems	45,202	2,670,986
†Cornerstone OnDemand	60,910	3,071,691
†Coupa Software	61,434	3,861,741

LVIP SSGA Small-Cap Index Fund–23

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Digimarc	11,458	$ 166,141
†Domo Class B	8,200	160,966
Ebix	27,278	1,160,952
†eGain	19,600	128,772
†Ellie Mae	38,292	2,405,886
†Envestnet	49,550	2,437,365
†Everbridge	30,200	1,714,152
†Five9	64,300	2,811,196
†ForeScout Technologies	34,200	888,858
†Fusion Connect	26,800	45,024
†Glu Mobile	126,632	1,021,920
†Hortonworks	79,809	1,150,846
†HubSpot	41,607	5,231,248
†Imperva	39,161	2,180,876
†Instructure	35,899	1,346,572
†LivePerson	65,518	1,235,669
†Majesco	7,300	51,757
†MicroStrategy Class A	10,684	1,364,881
†MINDBODY Class A	49,300	1,794,520
†Mitek Systems	34,400	371,864
†MobileIron	85,800	393,822
†Model N	26,300	347,949
Monotype Imaging Holdings	47,331	734,577
†New Relic	50,808	4,113,924
†OneSpan	36,759	476,029
†Park City Group	11,800	70,446
†Paylocity Holding	32,600	1,962,846
Progress Software	51,000	1,809,990
†PROS Holdings	35,537	1,115,862
†Q2 Holdings	41,100	2,036,505
QAD Class A	11,373	447,300
†Qualys	37,725	2,819,567
†Rapid7	41,300	1,286,908
†Rimini Street	8,400	43,260
†Rosetta Stone	20,100	329,640
†SailPoint Technologies Holding	79,100	1,858,059
†SecureWorks Class A	8,800	148,632
†SendGrid	32,600	1,407,342
†ShotSpotter	7,800	243,204
†SVMK	19,700	241,719
†Telaria	49,300	134,589
†Telenav	36,909	149,851
†Tenable Holdings	12,700	281,813
TiVo	136,361	1,283,157
†Trade Desk Class A	37,495	4,351,670
†Upland Software	16,400	445,752
†Varonis Systems	31,707	1,677,300
†Verint Systems	72,756	3,078,306
†Veritone	8,200	31,160
†VirnetX Holding	55,004	132,010
†Workiva	32,300	1,159,247
†Yext	91,600	1,360,260
†Zix	57,874	331,618
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Zscaler	68,600	$ 2,689,806
		104,196,547
Specialty Retail–2.94%
Aaron's	77,500	3,258,875
Abercrombie & Fitch Class A	76,800	1,539,840
American Eagle Outfitters	180,518	3,489,413
†America's Car-Mart	7,085	513,308
†Asbury Automotive Group	22,744	1,516,115
†Ascena Retail Group	202,349	507,896
†At Home Group	50,192	936,583
Barnes & Noble	62,372	442,217
†Barnes & Noble Education	41,543	166,587
Bed Bath & Beyond	151,300	1,712,716
Big 5 Sporting Goods	20,593	53,336
†Boot Barn Holdings	32,018	545,266
Buckle	33,208	642,243
Caleres	47,551	1,323,344
Camping World Holdings Class A	37,800	433,566
†Carvana	36,580	1,196,532
Cato Class A	23,382	333,661
Chico's FAS	145,800	819,396
Children's Place	18,201	1,639,728
Citi Trends	12,476	254,386
†Conn's	23,009	433,950
†Container Store Group	15,800	75,366
DSW Class A	77,200	1,906,840
†Express	77,175	394,364
†Five Below	60,918	6,233,130
†Francesca's Holdings	35,745	34,701
GameStop Class A	113,100	1,427,322
†Genesco	22,132	980,448
†GNC Holdings Class A	83,700	198,369
Group 1 Automotive	21,735	1,145,869
Guess	65,000	1,350,050
Haverty Furniture	19,614	368,351
†Hibbett Sports	19,683	281,467
†Hudson Class A	45,400	778,610
†J. Jill	16,700	89,011
†Kirkland's	15,875	151,289
Lithia Motors Class A	25,837	1,972,138
†Lumber Liquidators Holdings	33,816	321,928
†MarineMax	20,940	383,411
Monro	35,649	2,450,869
†Murphy USA	33,700	2,582,768
†National Vision Holdings	71,100	2,002,887
Office Depot	624,800	1,611,984
†Party City Holdco	65,000	648,700
Pier 1 Imports	87,625	26,796
†Rent-A-Center	50,810	822,614
†RH	22,565	2,703,738
†RTW Retailwinds	34,700	98,201

LVIP SSGA Small-Cap Index Fund–24

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Sally Beauty Holdings	135,100	$ 2,303,455
Shoe Carnival	12,021	402,824
Signet Jewelers	58,812	1,868,457
†Sleep Number	38,846	1,232,584
Sonic Automotive Class A	25,331	348,555
†Sportsman's Warehouse Holdings	39,900	174,762
Tailored Brands	53,042	723,493
Tile Shop Holdings	42,600	233,448
Tilly's Class A	25,663	278,700
Winmark	2,617	416,103
†Zumiez	19,023	364,671
		61,147,231
Technology Hardware, Storage & Peripherals–0.26%
†3D Systems	123,294	1,253,900
†Avid Technology	28,700	136,325
†Cray	45,869	990,312
Diebold Nixdorf	78,200	194,718
†Eastman Kodak	17,400	44,370
†Electronics For Imaging	50,367	1,249,102
†Immersion	29,627	265,458
†Stratasys	57,400	1,033,774
†USA Technologies	58,096	225,993
		5,393,952
Textiles, Apparel & Luxury Goods–0.85%
†Crocs	76,100	1,977,078
Culp	11,280	213,192
†Deckers Outdoor	32,900	4,209,555
†Fossil Group	52,000	817,960
†G-III Apparel Group	48,996	1,366,498
Movado Group	18,280	578,014
Oxford Industries	18,866	1,340,241
Rocky Brands	7,600	197,600
Steven Madden	97,601	2,953,406
Superior Group of Companies	9,100	160,615
†Unifi	18,374	419,662
†Vera Bradley	24,379	208,928
Wolverine World Wide	103,308	3,294,492
		17,737,241
Thrifts & Mortgage Finance–2.24%
†Axos Financial	66,560	1,675,981
BankFinancial	13,649	204,053
Beneficial Bancorp	77,856	1,112,562
†Bridgewater Bancshares	25,800	272,190
†BSB Bancorp	8,465	237,528
Capitol Federal Financial	144,900	1,850,373
†Columbia Financial	56,600	865,414
Dime Community Bancshares	35,851	608,750
†Entegra Financial	8,218	170,523
ESSA Bancorp	9,700	151,417
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
†Essent Group	107,409	$ 3,671,240
Federal Agricultural Mortgage Class C	10,374	627,005
First Defiance Financial	22,986	563,387
†Flagstar Bancorp	33,600	887,040
FS Bancorp	3,600	154,368
Greene County Bancorp	3,452	107,426
Hingham Institution for Savings	1,360	268,926
Home Bancorp	7,874	278,740
†HomeStreet	26,729	567,457
†Impac Mortgage Holdings	8,000	30,240
Kearny Financial	99,137	1,270,936
†LendingTree	8,905	1,955,271
Luther Burbank	20,700	186,714
†Malvern Bancorp	6,400	126,272
Merchants Bancorp	17,000	339,320
Meridian Bancorp	54,854	785,509
Meta Financial Group	32,100	622,419
†MGIC Investment	404,250	4,228,455
†Mr Cooper Group	80,202	935,957
†NMI Holdings Class A	70,300	1,254,855
Northfield Bancorp	49,856	675,549
Northwest Bancshares	107,666	1,823,862
OceanFirst Financial	53,667	1,208,044
Oconee Federal Financial	1,100	27,390
†Ocwen Financial	120,300	161,202
†OP Bancorp	14,400	127,728
Oritani Financial	46,111	680,137
PCSB Financial	19,600	383,376
PennyMac Financial Services Class A	21,000	446,460
†Ponce de Leon Federal Bank	10,300	131,222
†Provident Bancorp	4,431	96,064
Provident Financial Services	69,831	1,685,022
Prudential Bancorp	8,400	147,840
Radian Group	241,554	3,951,823
Riverview Bancorp	20,509	149,305
SI Financial Group	11,100	141,303
Southern Missouri Bancorp	6,898	233,842
Sterling Bancorp	22,300	154,985
Territorial Bancorp	7,947	206,463
Timberland Bancorp	6,240	139,152
TrustCo Bank	107,303	736,099
United Community Financial	50,400	446,040
United Financial Bancorp	57,754	848,984
Walker & Dunlop	31,263	1,352,125
Washington Federal	93,600	2,500,056
Waterstone Financial	29,780	499,113
Western New England Bancorp	31,500	316,260

LVIP SSGA Small-Cap Index Fund–25

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
WSFS Financial	34,091	$ 1,292,390
		46,572,164
Tobacco–0.16%
†22nd Century Group	127,200	316,728
†Pyxus International	9,800	116,228
Turning Point Brands	8,100	220,482
Universal	27,842	1,507,644
Vector Group	115,820	1,126,929
		3,288,011
Trading Companies & Distributors–1.22%
Aircastle	63,344	1,092,050
Applied Industrial Technologies	42,830	2,310,250
†Beacon Roofing Supply	76,490	2,426,263
†BlueLinx Holdings	9,500	234,745
†BMC Stock Holdings	76,300	1,181,124
†CAI International	20,207	469,409
†DXP Enterprises	18,312	509,806
EVI Industries	3,600	120,060
†Foundation Building Materials	16,100	133,791
GATX	42,100	2,981,101
†General Finance	11,700	118,287
†GMS	37,700	560,222
H&E Equipment Services	36,481	744,942
†Herc Holdings	27,400	712,126
Kaman	31,052	1,741,707
†Lawson Products	8,171	258,204
†MRC Global	94,900	1,160,627
†Nexeo Solutions	33,300	286,047
†NOW	121,656	1,416,076
Rush Enterprises Class A	34,019	1,172,975
Rush Enterprises Class B	6,007	213,849
†SiteOne Landscape Supply	44,800	2,476,096
Systemax	14,258	340,624
†Textainer Group Holdings	28,120	280,075
†Titan Machinery	19,770	259,975
Triton International	58,789	1,826,574
†Veritiv	11,600	289,652
†Willis Lease Finance	3,700	128,020
		25,444,677
Water Utilities–0.48%
American States Water	40,979	2,747,232
†AquaVenture Holdings	12,900	243,681
Artesian Resources Class A	7,963	277,670
†Cadiz	22,900	235,870
California Water Service Group	53,842	2,566,110
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities (continued)
Connecticut Water Service	13,825	$ 924,478
Consolidated Water	14,900	173,734
Global Water Resources	10,983	111,367
Middlesex Water	18,131	967,289
†Pure Cycle	16,500	163,845
SJW Group	19,515	1,085,424
York Water	14,737	472,468
		9,969,168
Wireless Telecommunication Services–0.20%
†Boingo Wireless	46,497	956,443
†Gogo	57,100	170,729
†NII Holdings	96,500	425,565
Shenandoah Telecommunications	52,350	2,316,488
Spok Holdings	21,077	279,481
		4,148,706
Total Common Stock (Cost $1,901,248,684)		2,008,775,366
RIGHTS–0.01%
=†πMedia General CVR	82,000	8,200
=†πNewsstar Financial CVR	22,898	5,954
=†πSchulman Class A CVR	28,031	53,539
=†πTobira Therapeutics CVR	7,700	90,629
Total Rights (Cost $0)		158,322

MONEY MARKET FUND–3.17%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	65,817,300	65,817,300
Total Money Market Fund (Cost $65,817,300)		65,817,300

	Principal Amount	Value (U.S. $)°
SHORT-TERM INVESTMENTS–0.17%
U.S. TREASURY OBLIGATIONS–0.17%
∞U.S. Treasury Bill
2.48% 6/20/19	175,000	172,998
2.54% 6/20/19	20,000	19,771
2.54% 6/20/19	3,425,000	3,385,809
		3,578,578
Total Short-Term Investments (Cost $3,577,825)		3,578,578

TOTAL INVESTMENTS–99.97% (Cost $1,970,643,809)	2,078,329,566
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	644,186
NET ASSETS APPLICABLE TO 77,348,643 SHARES OUTSTANDING–100.00%	$2,078,973,752
LVIP SSGA Small-Cap Index Fund–26

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND STANDARD CLASS ($1,743,015,240 / 64,843,584 Shares)	$26.880
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND SERVICE CLASS ($335,958,512 / 12,505,059 Shares)	$26.866
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,882,481,168
Distributable earnings/(accumulated loss)	196,492,584
TOTAL NET ASSETS	$2,078,973,752

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
∞ Fully or partially pledged as collateral for futures contracts.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2018, the aggregate value of restricted securities was $163,218, which represented 0.01% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Cobalt International Energy	7/6/2017	$ —	$ —
Corium International	11/29/2018	4,896	4,896
Media General CVR	1/18/2017	—	8,200
Newsstar Financial CVR	12/26/2017	—	5,954
Schulman Class A CVR	8/22/2018	—	53,539
Teton Advisors Class B	3/6/2009	—	—
Tobira Therapeutics CVR	11/2/2016	—	90,629
Total		$4,896	$163,218
★	Includes $4,760,778 payable for securities purchased, $766,170 payable for fund share redeemed, $119,505 other accrued expenses payable, $693,170 due to manager and affiliates and $402,579 variation margin due from broker on futures contracts as of December 31, 2018.

The following futures contracts were outstanding at December 31, 2018:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
994	E-mini Russell 2000 Index	$67,045,300	$71,208,806	3/15/19	$—	$(4,163,506)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018.

LVIP SSGA Small-Cap Index Fund–27

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
CVR–Contingent Value Rights
IT–Information Technology
LNG–Liquefied Natural Gas
NT–Northern Trust
NVDR–Non-Voting Depository Receipt
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–28

LVIP SSGA Small-Cap Index Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 25,532,478
Non-cash dividends	2,769,193
Interest	499,972
Foreign Taxes Withheld	(10,958)
28,790,685
EXPENSES:
Management fees	6,807,285
Distribution fees-Service Class	911,325
Shareholder servicing fees	616,910
Accounting and administration expenses	521,881
Reports and statements to shareholders	172,968
Professional fees	68,507
Trustees’ fees and expenses	67,393
Custodian fees	17,432
Pricing fees	7,824
Consulting fees	2,722
Other	90,093
9,284,340
Less:
Management fees waived	(24,999)
Total operating expenses	9,259,341
NET INVESTMENT INCOME	19,531,344
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	130,646,514
Foreign currencies	(333)
Futures contracts	(4,391,309)
Net realized gain	126,254,872
Net change in unrealized appreciation (depreciation) of:
Investments	(414,776,609)
Futures contracts	(5,335,107)
Net change in unrealized appreciation (depreciation)	(420,111,716)
NET REALIZED AND UNREALIZED LOSS	(293,856,844)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(274,325,500)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 19,531,344	$ 12,194,783
Net realized gain	126,254,872	79,458,562
Net change in unrealized appreciation (depreciation)	(420,111,716)	114,235,916
Net increase (decrease) in net assets resulting from operations	(274,325,500)	205,889,261
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(86,585,965)	(43,167,067)
Service Class	(15,983,942)	(10,382,812)
	(102,569,907)	(53,549,879)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	814,597,817	247,142,472
Service Class	88,840,484	55,267,428
Reinvestment of dividends and distributions:
Standard Class	86,585,965	43,167,066
Service Class	15,983,942	10,382,813
	1,006,008,208	355,959,779
Cost of shares redeemed:
Standard Class	(218,399,639)	(151,922,415)
Service Class	(53,995,348)	(57,006,516)
	(272,394,987)	(208,928,931)
Increase in net assets derived from capital share transactions	733,613,221	147,030,848
NET INCREASE IN NET ASSETS	356,717,814	299,370,230
NET ASSETS:
Beginning of year	1,722,255,938	1,422,885,708
End of year	$2,078,973,752	$1,722,255,938
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (13,050,891)
Service Class		(2,477,834)
Net realized gain:
Standard Class		(30,116,176)
Service Class		(7,904,978)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–29

LVIP SSGA Small-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 31.733	$ 28.753	$ 24.643	$ 26.990	$ 26.722
Income (loss) from investment operations:
Net investment income[1]	0.313	0.257	0.257	0.246	0.235
Net realized and unrealized gain (loss)	(3.685)	3.774	4.789	(1.514)	0.965
Total from investment operations	(3.372)	4.031	5.046	(1.268)	1.200
Less dividends and distributions from:
Net investment income	(0.313)	(0.306)	(0.364)	(0.247)	(0.225)
Net realized gain	(1.168)	(0.745)	(0.572)	(0.832)	(0.707)
Total dividends and distributions	(1.481)	(1.051)	(0.936)	(1.079)	(0.932)
Net asset value, end of period	$ 26.880	$ 31.733	$ 28.753	$ 24.643	$ 26.990
Total return[2]	(11.37%)	14.21%	20.68%	(4.71%)	4.67%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,743,015	$1,376,730	$1,117,983	$1,183,053	$1,085,366
Ratio of expenses to average net assets	0.39%	0.39%	0.37%	0.37%	0.37%
Ratio of net investment income to average net assets	0.96%	0.85%	1.02%	0.91%	0.89%
Portfolio turnover	18%	15%	16%	32%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–30

LVIP SSGA Small-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 31.715	$ 28.741	$ 24.643	$ 26.987	$ 26.722
Income (loss) from investment operations:
Net investment income[1]	0.231	0.181	0.194	0.178	0.168
Net realized and unrealized gain (loss)	(3.675)	3.768	4.777	(1.510)	0.964
Total from investment operations	(3.444)	3.949	4.971	(1.332)	1.132
Less dividends and distributions from:
Net investment income	(0.237)	(0.230)	(0.301)	(0.180)	(0.160)
Net realized gain	(1.168)	(0.745)	(0.572)	(0.832)	(0.707)
Total dividends and distributions	(1.405)	(0.975)	(0.873)	(1.012)	(0.867)
Net asset value, end of period	$ 26.866	$ 31.715	$ 28.741	$ 24.643	$ 26.987
Total return[2]	(11.59%)	13.93%	20.38%	(4.95%)	4.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 335,959	$345,526	$304,903	$276,877	$299,763
Ratio of expenses to average net assets	0.64%	0.64%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	0.71%	0.60%	0.77%	0.66%	0.64%
Portfolio turnover	18%	15%	16%	32%	15%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–31

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Small-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Small-Cap Index Fund–32

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2018.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.32% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the first $500 million of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc.(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$118,281
Legal	23,597
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $140,838 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP SSGA Small-Cap Index Fund–33

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$562,453
Distribution fees payable to LFD	72,787
Printing and mailing fees payable to Lincoln Life	6,765
Shareholder servicing fees payable to Lincoln Life	51,165
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$1,015,778,998
Sales	362,310,654
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,985,393,189
Aggregate unrealized appreciation of investments and derivatives	$ 369,512,701
Aggregate unrealized depreciation of investments and derivatives	(276,576,324)
Net unrealized appreciation of investments and derivatives	$ 92,936,377
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP SSGA Small-Cap Index Fund–34

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 25,604,724	$ —	$ —	$ 25,604,724
Air Freight & Logistics	6,632,090	—	—	6,632,090
Airlines	10,004,396	—	—	10,004,396
Auto Components	20,314,451	—	—	20,314,451
Automobiles	856,380	—	—	856,380
Banks	194,698,393	—	—	194,698,393
Beverages	5,949,504	—	—	5,949,504
Biotechnology	124,765,853	—	—	124,765,853
Building Products	23,985,616	—	—	23,985,616
Capital Markets	26,305,912	—	—	26,305,912
Chemicals	37,589,930	—	—	37,589,930
Commercial Services & Supplies	52,600,854	—	—	52,600,854
Communications Equipment	33,049,910	—	—	33,049,910
Construction & Engineering	20,871,825	—	—	20,871,825
Construction Materials	2,446,135	—	—	2,446,135
Consumer Finance	14,022,868	—	—	14,022,868
Containers & Packaging	2,137,866	—	—	2,137,866
Distributors	1,532,385	—	—	1,532,385
Diversified Consumer Services	18,589,540	—	—	18,589,540
Diversified Financial Services	3,555,957	—	—	3,555,957
Diversified Telecommunication Services	11,301,645	—	—	11,301,645
Electric Utilities	24,777,807	—	—	24,777,807
Electrical Equipment	15,120,292	—	—	15,120,292
Electronic Equipment, Instruments & Components	50,040,628	—	—	50,040,628
Energy Equipment & Services	24,540,453	—	—	24,540,453
Entertainment	2,808,354	—	—	2,808,354
Equity Real Estate Investment Trusts	135,185,899	—	—	135,185,899
Food & Staples Retailing	12,232,138	—	—	12,232,138
Food Products	24,151,280	—	—	24,151,280
Gas Utilities	23,631,065	—	—	23,631,065
Health Care Equipment & Supplies	74,926,156	—	—	74,926,156
Health Care Providers & Services	38,312,491	—	—	38,312,491
Health Care Technology	23,380,256	—	—	23,380,256
Hotels, Restaurants & Leisure	60,076,419	—	—	60,076,419
Household Durables	30,547,369	—	—	30,547,369
Household Products	4,741,935	—	—	4,741,935
Independent Power and Renewable Electricity Producers	7,320,837	—	—	7,320,837
Industrial Conglomerates	1,463,922	—	—	1,463,922
Insurance	57,524,330	—	—	57,524,330
Interactive Media & Services	2,354,358	—	—	2,354,358
Internet & Direct Marketing Retail	21,438,738	—	—	21,438,738
Internet Software & Services	15,431,380	—	—	15,431,380
IT Services	40,469,287	—	—	40,469,287
Leisure Products	7,547,780	—	—	7,547,780
Life Sciences Tools & Services	11,075,553	—	—	11,075,553
Machinery	74,467,500	—	—	74,467,500
Marine	2,503,839	—	—	2,503,839
Media	36,001,742	—	—	36,001,742
Metals & Mining	24,211,451	—	—	24,211,451
Mortgage Real Estate Investment Trusts (REITs)	22,976,421	—	—	22,976,421
Multiline Retail	6,193,152	—	—	6,193,152
Multi-Utilities	11,073,249	—	—	11,073,249
Oil, Gas & Consumable Fuels	46,583,240	—	—	46,583,240
Paper & Forest Products	8,402,388	—	—	8,402,388
Personal Products	7,592,890	—	—	7,592,890
LVIP SSGA Small-Cap Index Fund–35

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$ 38,758,349	$ —	$ 4,896	$ 38,763,245
Professional Services	30,257,566	—	—	30,257,566
Real Estate Management & Development	11,373,700	—	—	11,373,700
Road & Rail	9,469,720	—	—	9,469,720
Semiconductors & Semiconductor Equipment	55,092,605	—	—	55,092,605
Software	104,196,547	—	—	104,196,547
Specialty Retail	61,147,231	—	—	61,147,231
Technology Hardware, Storage & Peripherals	5,393,952	—	—	5,393,952
Textiles, Apparel & Luxury Goods	17,737,241	—	—	17,737,241
Thrifts & Mortgage Finance	46,572,164	—	—	46,572,164
Tobacco	3,288,011	—	—	3,288,011
Trading Companies & Distributors	25,444,677	—	—	25,444,677
Water Utilities	9,969,168	—	—	9,969,168
Wireless Telecommunication Services	4,148,706	—	—	4,148,706
Rights	—	—	158,322	158,322
Money Market Fund	65,817,300	—	—	65,817,300
Short-Term Investment	—	3,578,578	—	3,578,578
Total Investments	$2,074,587,770	$3,578,578	$163,218	$2,078,329,566
Derivatives:

Liabilities:
Futures Contracts	$(4,163,506)	$—	$—	$(4,163,506)
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$25,261,992	$20,944,391
Long-term capital gains	77,307,915	32,605,488
Total	$102,569,907	$53,549,879
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$103,556,207
Net unrealized appreciation	92,936,377
Distributable earnings/(accumulated loss)	$196,492,584
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
LVIP SSGA Small-Cap Index Fund–36

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	25,347,989	8,126,214
Service Class	2,756,034	1,844,695
Shares reinvested:
Standard Class	2,694,867	1,418,397
Service Class	493,903	342,493
	31,292,793	11,731,799
Shares redeemed:
Standard Class	(6,583,621)	(5,042,463)
Service Class	(1,639,736)	(1,901,027)
	(8,223,357)	(6,943,490)
Net increase	23,069,436	4,788,309
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(4,163,506)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(4,391,309)	$(5,335,107)
LVIP SSGA Small-Cap Index Fund–37

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$71,420,206	$—
At December 31, 2018, the Fund pledged U.S. Treasury Obligations with a value of $3,578,578 as collateral for futures contracts.
8. Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Small-Cap Index Fund–38

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Small-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Small-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP SSGA Small-Cap Index Fund–39

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $500 million for the Fund through April 30, 2019. The Board noted that the net
LVIP SSGA Small-Cap Index Fund–40

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was the same as the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $500 million for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP SSGA Small-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000® TR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three, five and ten year periods. The Board considered LIAC’s view that underperformance as compared to the benchmark index was primarily attributable to fees and large cash inflows in rising market environments. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules compared to the fees charged by SSGA to other sub-advised funds and clients with similar investment objectives as the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds, and noted that the subadvisory fees were negotiated between LIAC and SSGA, an unaffiliated party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA Small-Cap Index Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA Small-Cap Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA Small-Cap Index Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA Small-Cap Index Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Small-Cap Index Fund–45

LVIP SSGA SMID Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP SSGA SMID Cap Managed Volatility Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (9.14%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 2000® Index1, returned (11.01%).
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer-term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
This Fund consists of allocations to small cap and mid cap index funds (roughly 80% and 20%, respectively), and also has a volatility management overlay component. Due to the approximately 20% mid cap allocation, the Fund will have a larger size tilt relative to the Russell 2000 benchmark, which is a pure small cap index. During calendar year 2018, the Fund’s exposure to mid-cap securities generally contributed to relative returns.
The risk management overlay of the Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
SSGA Funds Management, Inc.:	Timothy Furbush
Lorne Johnson
Michael Martel
Philip Lee
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA SMID Cap Managed Volatility Fund–1

LVIP SSGA SMID Cap Managed Volatility Fund
2018 Annual Report Commentary (unaudited) (continued)
LVIP SSGA SMID Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA SMID Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,726 for the Standard Class shares and to $12,548 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $15,383. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 9.14%
Five Years	+ 1.51%
Inception (5/1/13)	+ 4.34%
Service Class Shares
One Year	- 9.36%
Five Years	+ 1.26%
Inception (5/1/13)	+ 4.08%
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
LVIP SSGA SMID Cap Managed Volatility Fund–2

LVIP SSGA SMID Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$859.30	0.25%	$1.17
Service Class Shares	1,000.00	858.30	0.50%	2.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund–3

LVIP SSGA SMID Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	92.65%
Investment Companies	92.65%
Equity Funds	92.65%
Unaffiliated Investment	5.33%
Investment Company	5.33%
Money Market Fund	5.33%
Total Investments	97.98%
Receivables and Other Assets Net of Liabilities	2.02%
Total Net Assets	100.00%
LVIP SSGA SMID Cap Managed Volatility Fund–4

LVIP SSGA SMID Cap Managed Volatility Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–92.65%
INVESTMENT COMPANIES–92.65%
Equity Funds–92.65%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	8,177,642	$ 87,598,899
LVIP SSGA Small-Cap Index Fund	12,937,715	347,765,799
Total Affiliated Investments (Cost $445,932,087)		435,364,698
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENT–5.33%
INVESTMENT COMPANY–5.33%
Money Market Fund–5.33%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	25,030,342	$ 25,030,342
Total Unaffiliated Investment (Cost $25,030,342)		25,030,342
TOTAL INVESTMENTS–97.98% (Cost $470,962,429)	460,395,040
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.02%	9,496,459
NET ASSETS APPLICABLE TO 39,620,844 SHARES OUTSTANDING–100.00%	$469,891,499

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(2,387)	E-mini Russell 2000 Index	$(161,003,150)	$(163,400,557)	3/15/19	$2,397,407	$—
(231)	E-mini S&P MidCap 400 Index	(38,396,820)	(39,378,374)	3/15/19	981,554	—
Total Futures Contracts					$3,378,961	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–5

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investments, at value	$435,364,698
Unaffiliated investment, at value	25,030,342
Cash collateral held at broker for futures contracts	10,368,050
Receivable for fund shares sold	1,164,419
Dividends and interest receivable	43,858
Prepaid expenses	1,848
TOTAL ASSETS	471,973,215
LIABILITIES:
Variation margin due to broker on futures contracts	1,343,266
Payable for securities purchased	509,319
Due to manager and affiliates	185,896
Payable for fund shares redeemed	23,109
Other accrued expenses payable	20,126
TOTAL LIABILITIES	2,081,716
TOTAL NET ASSETS	$469,891,499
Affiliated investments, at cost	$445,932,087
Unaffiliated investment, at cost	25,030,342
Standard Class:
Net Assets	$ 88,287
Shares Outstanding	7,441
Net Asset Value Per Share	$ 11.865
Service Class:
Net Assets	$469,803,212
Shares Outstanding	39,613,403
Net Asset Value Per Share	$ 11.860
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$467,031,725
Distributable earnings/(accumulated loss)	2,859,774
TOTAL NET ASSETS	$469,891,499
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–6

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investments	$ 5,252,586
Dividends from unaffiliated investment	370,252
Interest from unaffiliated investment	13,738
5,636,576
EXPENSES:
Management fees	4,108,059
Distribution fees-Service Class	1,140,827
Shareholder servicing fees	132,371
Accounting and administration expenses	61,206
Reports and statements to shareholders	47,825
Professional fees	34,465
Trustees’ fees and expenses	14,875
Consulting fees	3,932
Custodian fees	1,413
Pricing fees	48
Other	2,778
5,547,799
Less:
Management fees waived	(3,058,221)
Expenses reimbursed	(207,624)
Total operating expenses	2,281,954
NET INVESTMENT INCOME	3,354,622
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(340,333)
Distributions from affiliated investments	18,635,886
Futures contracts	5,865,562
Net realized gain	24,161,115
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(81,137,385)
Futures contracts	3,103,726
Net change in unrealized appreciation (depreciation)	(78,033,659)
NET REALIZED AND UNREALIZED LOSS	(53,872,544)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,517,922)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,354,622	$ 2,241,321
Net realized gain	24,161,115	9,437,227
Net change in unrealized appreciation (depreciation)	(78,033,659)	35,454,542
Net increase (decrease) in net assets resulting from operations	(50,517,922)	47,133,090
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(1,445)	(1,642)
Service Class	(6,494,679)	(4,267,862)
	(6,496,124)	(4,269,504)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,379	9,112
Service Class	155,071,634	97,163,193
Reinvestment of dividends and distributions:
Standard Class	1,445	1,642
Service Class	6,494,679	4,267,862
	161,589,137	101,441,809
Cost of shares redeemed:
Standard Class	(54,371)	(58,460)
Service Class	(36,110,206)	(36,333,916)
	(36,164,577)	(36,392,376)
Increase in net assets derived from capital share transactions	125,424,560	65,049,433
NET INCREASE IN NET ASSETS	68,410,514	107,913,019
NET ASSETS:
Beginning of year	401,480,985	293,567,966
End of year	$469,891,499	$401,480,985
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,642)
Service Class		(4,267,862)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–7

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.275	$ 11.780	$ 10.323	$ 11.396	$ 11.685
Income (loss) from investment operations:
Net investment income[2]	0.135	0.110	0.131	0.099	0.105
Net realized and unrealized gain (loss)	(1.348)	1.559	1.459	(1.087)	(0.268)
Total from investment operations	(1.213)	1.669	1.590	(0.988)	(0.163)
Less dividends and distributions from:
Net investment income	(0.197)	(0.174)	(0.133)	(0.085)	(0.126)
Total dividends and distributions	(0.197)	(0.174)	(0.133)	(0.085)	(0.126)
Net asset value, end of period	$ 11.865	$ 13.275	$ 11.780	$ 10.323	$ 11.396
Total return[3]	(9.14%)	14.16%	15.40%	(8.68%)	(1.40%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 88	$ 127	$ 160	$ 174	$ 96
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.97%	0.96%	0.97%	0.99%	1.03%
Ratio of net investment income to average net assets	0.98%	0.89%	1.24%	0.88%	0.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.26%	0.18%	0.52%	0.14%	0.15%
Portfolio turnover	3%	4%	22%	6%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–8

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$ 13.270	$ 11.778	$ 10.324	$ 11.396	$ 11.684
Income (loss) from investment operations:
Net investment income[2]	0.100	0.079	0.106	0.071	0.077
Net realized and unrealized gain (loss)	(1.343)	1.556	1.454	(1.085)	(0.267)
Total from investment operations	(1.243)	1.635	1.560	(1.014)	(0.190)
Less dividends and distributions from:
Net investment income	(0.167)	(0.143)	(0.106)	(0.058)	(0.098)
Total dividends and distributions	(0.167)	(0.143)	(0.106)	(0.058)	(0.098)
Net asset value, end of period	$ 11.860	$ 13.270	$ 11.778	$ 10.324	$ 11.396
Total return[3]	(9.36%)	13.87%	15.11%	(8.91%)	(1.63%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$469,803	$401,354	$293,408	$190,752	$ 99,047
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.22%	1.21%	1.22%	1.24%	1.28%
Ratio of net investment income to average net assets	0.73%	0.64%	0.99%	0.63%	0.68%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.01%	(0.07%)	0.27%	(0.11%)	(0.10%)
Portfolio turnover	3%	4%	22%	6%	7%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–9

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund, which are sub-advised by an unaffiliated adviser, invest primarily in stocks that make up the SSGA Small-Cap Index and SSGA Mid-Cap Index, respectively, and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.90% of the Fund's
LVIP SSGA SMID Cap Managed Volatility Fund–10

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.67% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the Fund’s average daily net assets for the Standard Class and 0.50% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$25,498
Legal	5,137
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $38,986 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 75,511
Distribution fees payable to LFD	100,108
Printing and mailing fees payable to Lincoln Life	(1,338)
Shareholder servicing fees payable to Lincoln Life	11,615
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA SMID Cap Managed Volatility Fund–11

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-92.65%@
Equity Funds-92.65%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 76,251,762	$ 33,324,298	$ 3,294,215	$(342,042)	$(18,340,904)	$ 87,598,899	8,177,642	$1,371,246	$ 5,768,692
✧✧LVIP SSGA Small-Cap Index Fund	305,240,151	116,547,222	11,226,802	1,709	(62,796,481)	347,765,799	12,937,715	3,881,340	12,867,194
Total	$381,491,913	$149,871,520	$14,521,017	$(340,333)	$(81,137,385)	$435,364,698		$5,252,586	$18,635,886

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$149,871,520
Sales	14,521,017
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$477,254,237
Aggregate unrealized appreciation of investments and derivatives	$ 1,492,520
Aggregate unrealized depreciation of investments and derivatives	(18,351,717)
Net unrealized depreciation of investments and derivatives	$ (16,859,197)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA SMID Cap Managed Volatility Fund–12

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$435,364,698	$—	$—	$435,364,698
Unaffiliated Investment Company	25,030,342	—	—	25,030,342
Total Investments	$460,395,040	$—	$—	$460,395,040
Derivatives:
Assets:
Futures Contracts	$ 3,378,961	$—	$—	$ 3,378,961
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$6,496,124	$4,269,504
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 17,235
Undistributed long-term capital gains	19,701,736
Net unrealized depreciation	(16,859,197)
Distributable earnings/(accumulated loss)	$ 2,859,774
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.   At December 31, 2018, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2018, the Fund utilized $4,931,697 of capital loss carryforwards.
LVIP SSGA SMID Cap Managed Volatility Fund–13

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	1,570	743
Service Class	11,433,144	7,928,607
Shares reinvested:
Standard Class	122	123
Service Class	549,927	319,335
	11,984,763	8,248,808
Shares redeemed:
Standard Class	(3,820)	(4,863)
Service Class	(2,614,093)	(2,914,838)
	(2,617,913)	(2,919,701)
Net increase	9,366,850	5,329,107
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$3,378,961	Variation margin due to broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$5,865,562	$3,103,726
LVIP SSGA SMID Cap Managed Volatility Fund–14

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$12,668,847	$26,293,536
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA SMID Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP SSGA SMID Cap Managed Volatility Fund–16

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with State Street Global Advisors (“SSGA”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and SSGA prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and SSGA provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SSGA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with an actively-managed risk-management overlay using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Equity Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Funds’ investments in exchange-traded futures and their resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board also considered that SSGA had been appointed sub-adviser to the Risk-Management Sleeve of the Funds effective May 1, 2016. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2018. With respect to the Risk-Management Sleeve the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA SMID Cap Managed Volatility Fund–17

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to SSGA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered an in-person presentation by representatives of SSGA regarding the performance of the Managed Volatility Funds sub-advised by SSGA as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SSGA’s performance.
The Board reviewed performance of the LVIP SSGA SMID Cap Managed Volatility Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds in the Morningstar Small Blend funds category and the Russell 2000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Small Blend funds category and a benchmark index. The Board considered LIAC’s view that the Fund’s higher average market cap versus its benchmark and peers had impacted relative performance. The Board also considered that the Fund had been restructured in February 2016 to add an additional underlying fund for increased diversification. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SSGA’s responsibility was to implement trading based on the managed volatility model and that traditional measures of performance would not be relevant in assessing SSGA’s implementation of the model. The Board also considered that in February 2016, the managed volatility model was adjusted with the intention that the risk overlay would reduce the negative contribution to returns in certain markets while maintaining market downturn protection. The Board noted LIAC’s view that it expects the negative impact of the volatility management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of SSGA and Oliver Wyman. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, noted that SSGA stated that it did not provide similar managed volatility subadvisory services to other investment companies. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP SSGA SMID Cap Managed Volatility Fund–18

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party, and that LIAC compensates SSGA from its fees. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA SMID Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP SSGA SMID Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP SSGA SMID Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP SSGA SMID Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA SMID Cap Managed Volatility Fund–23

LVIP T. Rowe Price Target Date Funds
(formerly, LVIP Managed Risk Profile Target Maturity Funds)
LVIP T. Rowe Price 2010 Fund
(formerly, LVIP Managed Risk Profile 2010 Fund)
LVIP T. Rowe Price 2020 Fund
(formerly, LVIP Managed Risk Profile 2020 Fund)
LVIP T. Rowe Price 2030 Fund
(formerly, LVIP Managed Risk Profile 2030 Fund)
LVIP T. Rowe Price 2040 Fund
(formerly, LVIP Managed Risk Profile 2040 Fund)
LVIP T. Rowe Price 2050 Fund
(formerly, LVIP Managed Risk Profile 2050 Fund)
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Funds' shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP T. Rowe Price Target Date Funds
(formerly, LVIP Managed Risk Profile Target Maturity Funds)

LVIP T. Rowe Price Target Date Funds
The Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Target Date Funds
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates, Inc.
Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Funds and the Funds' Risk Management Strategy overlay was removed.
The LVIP T. Rowe Price 2010 Fund returned (4.22)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the S&P Target Date 2010 Index1, returned (3.10)%.
The LVIP T. Rowe Price 2020 Fund returned (5.58)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the S&P Target Date 2020 Index2, returned (4.16)%.
The LVIP T. Rowe Price 2030 Fund returned (7.59)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the S&P Target Date 2030 Index3, returned (5.99)%.
The LVIP T. Rowe Price 2040 Fund returned (8.72)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the S&P Target Date 2040 Index4, returned (7.41)%.
The LVIP T. Rowe Price 2050 Fund returned (8.47)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the S&P Target Date 2050 Index5, returned (7.94)%.
U.S. stocks declined in 2018 in what was the U.S. market’s worst annual performance since 2008. U.S. equities rose through much of the year, albeit sluggishly and with occasional pullbacks. After major indexes reached all-time highs in the third quarter, they subsequently plunged in the final months of the year. Several major indexes ended the year in, or nearly in, bear market territory—down at least 20% from October highs—driven primarily by concerns over trade tensions, slowing global growth, and tightening monetary policy. Developed international equity markets suffered steep declines and fared worse than U.S. shares. Developed Asian markets delivered negative returns during the year, with Japanese shares among the worst performers, as the export-oriented country was hurt by global trade tensions throughout the year. European stocks were widely negative in U.S. dollar terms, as political turmoil, slowing growth, and global trade tensions weighed on various markets. UK shares tumbled over the year as uncertainty over the country’s withdrawal from the European Union persisted. Emerging markets stocks trailed developed market shares. Trade tensions between the U.S. and China weighed on emerging Asian markets, while idiosyncratic and political risks drove returns down in other regions, most notably in Turkey.
Bond returns in the U.S. were flat to negative for the year. Treasury yields increased across all maturities, though shorter-term yields rose more than longer-term yields, which resulted in a flattening of the yield curve. The Federal Reserve continued to normalize monetary policy, with four interest rate hikes in 2018. Bonds in developed markets outside the U.S. declined over the period. The European
Central Bank tapered its monthly bond purchases and ultimately ended the program by the end of 2018. Emerging markets debt also declined amid pressure from trade tensions, rising developed markets interest rates, currency weakness, and political risk.
The Funds underperformed their composite benchmarks for the year ended December 31, 2018. Security selection within the underlying portfolios was the top detractor from relative performance. Most notably, security selection among U.S. large-cap and international equities negatively impacted performance, as these allocations trailed their respective benchmarks over the period. Within fixed income, selection in the emerging markets, U.S. aggregate, and hedged nondollar bond portfolios also hurt relative returns. On the positive side, favorable security selection within certain allocations lifted relative performance, most notably the U.S. small-cap growth, small-cap value, and mid-cap growth portfolios. Out-of-benchmark exposure to emerging markets and high yield bonds weighed on relative results, as these sectors trailed the Bloomberg Barclays U.S. Aggregate Bond Index6. However, this impact was partly offset by the inclusion of other diversifying fixed income sectors, including hedged nondollar bonds and long-term Treasuries. An underweight allocation to equities relative to fixed income and cash was a key positive contributor for the period, as bonds outpaced stocks, particularly late in the period amid a global equity sell-off. Conversely, an overweight allocation to international equities, which lagged domestic equities for most of the period, weighed on performance. An overweight allocation to U.S. small-cap stocks also detracted from relative returns, as U.S. small-cap stocks lagged large-cap stocks.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Amrit Tewary
Jay Shearon
Alex Zeng
T. Rowe Price Associates, Inc.:	Jerome Clark, CFA
Wyatt A. Lee, CFA
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP T. Rowe Price Target Date Funds–1

LVIP T. Rowe Price Target Date Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2010 Fund
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2010 Fund shares on December 31, 2008. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,768 for the Standard Class shares and to $18,305 for the Service Class shares. For comparison, look at how the S&P Target Date 2010 Index did over the same period. The same $10,000 investment would have increased to $18,321 for S&P Target Date 2010 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective February 1, 2018, the broad based benchmark for the LVIP T. Rowe Price 2010 Fund changed from the Wilshire 5000 Total Market IndexSM3 to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the Wilshire 5000 Total Market IndexSM would have increased to $34,561.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.22%
Five Years	+ 2.49%
Ten Years	+ 6.50%
Service Class Shares
One Year	- 4.46%
Five Years	+ 2.23%
Ten Years	+ 6.23%
LVIP T. Rowe Price 2020 Fund
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2020 Fund shares on December 31, 2008. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,161 for the Standard Class shares and to $18,688 for the Service Class shares. For comparison, look at how the S&P Target Date 2020 Index did over the same period. The same $10,000 investment would have increased to $21,307 for S&P Target Date 2020 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective February 1, 2018, the broad based benchmark for the LVIP T. Rowe Price 2020 Fund changed from the Wilshire 5000 Total Market IndexSM3 to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the Wilshire 5000 Total Market IndexSM would have increased to $34,561.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 5.58%
Five Years	+ 2.44%
Ten Years	+ 6.72%
Service Class Shares
One Year	- 5.82%
Five Years	+ 2.18%
Ten Years	+ 6.45%

LVIP T. Rowe Price Target Date Funds–2

LVIP T. Rowe Price Target Date Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2030 Fund
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2030 Fund shares on December 31, 2008. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,377 for the Standard Class shares and to $18,901 for the Service Class shares. For comparison, look at how the S&P Target Date 2030 Index did over the same period. The same $10,000 investment would have increased to $23,581 for S&P Target Date 2030 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective February 1, 2018, the broad based benchmark for the LVIP T. Rowe Price 2030 Fund changed from the Wilshire 5000 Total Market IndexSM3 to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the Wilshire 5000 Total Market IndexSM would have increased to $34,561.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 7.59%
Five Years	+ 1.97%
Ten Years	+ 6.84%
Service Class Shares
One Year	- 7.82%
Five Years	+ 1.72%
Ten Years	+ 6.57%
LVIP T. Rowe Price 2040 Fund
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2040 Fund shares on December 31, 2008. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,917 for the Standard Class shares and to $19,425 for the Service Class shares. For comparison, look at how the S&P Target Date 2040 Index did over the same period. The same $10,000 investment would have increased to $25,198 for S&P Target Date 2040 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective February 1, 2018, the broad based benchmark for the LVIP T. Rowe Price 2040 Fund changed from the Wilshire 5000 Total Market IndexSM3 to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the Wilshire 5000 Total Market IndexSM would have increased to $34,561.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 8.72%
Five Years	+ 1.70%
Ten Years	+ 7.13%
Service Class Shares
One Year	- 8.95%
Five Years	+ 1.44%
Ten Years	+ 6.86%

LVIP T. Rowe Price Target Date Funds–3

LVIP T. Rowe Price Target Date Funds
2018 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2050 Fund
Growth of $10,000 invested 5/2/11 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2050 Fund shares on December 31, 2008. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,528 for the Standard Class shares and to $12,291 for the Service Class shares. For comparison, look at how the S&P Target Date 2050 Index did over the same period. The same $10,000 investment would have increased to $16,386 for S&P Target Date 2050 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Effective February 1, 2018, the broad based benchmark for the LVIP T. Rowe Price 2050 Fund changed from the Wilshire 5000 Total Market IndexSM3 to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the Wilshire 5000 Total Market IndexSM would have increased to $21,042.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 8.47%
Five Years	+ 2.09%
Inception (5/2/11)	+ 2.98%
Service Class Shares
One Year	- 8.70%
Five Years	+ 1.84%
Inception (5/2/11)	+ 2.73%
1. The S&P Target Date 2010 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2010 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
2. The S&P Target Date 2020 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2020 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
3. The S&P Target Date 2030 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2030 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
4. The S&P Target Date 2040 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2040 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
5. The S&P Target Date 2050 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2050 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
6. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP T. Rowe Price Target Date Funds–4

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
LVIP T. Rowe Price 2010 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$962.70	0.26%	$1.29
Service Class Shares	1,000.00	961.50	0.51%	2.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP T. Rowe Price 2020 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$945.90	0.25%	$1.23
Service Class Shares	1,000.00	944.60	0.50%	2.45
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55
LVIP T. Rowe Price 2030 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$928.00	0.24%	$1.17
Service Class Shares	1,000.00	926.80	0.49%	2.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.23
Service Class Shares	1,000.00	1,022.70	0.49%	2.50

LVIP T. Rowe Price Target Date Funds–5

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP T. Rowe Price 2040 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$915.80	0.25%	$1.21
Service Class Shares	1,000.00	914.70	0.50%	2.41
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55
LVIP T. Rowe Price 2050 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$912.80	0.26%	$1.25
Service Class Shares	1,000.00	911.80	0.51%	2.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP T. Rowe Price Target Date Funds–6

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2018
LVIP T. Rowe Price 2010 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	48.17%
Investment Companies	48.17%
Equity Funds	14.97%
Fixed Income Fund	26.75%
International Equity Fund	6.45%
Unaffiliated Investments	52.45%
Investment Companies	52.45%
Equity Funds	11.72%
Fixed Income Funds	24.61%
International Equity Funds	6.33%
International Fixed Income Funds	9.40%
Money Market Fund	0.39%
Total Investments	100.62%
Liabilities Net of Receivables and Other Assets	(0.62%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2020 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	52.90%
Investment Companies	52.90%
Equity Funds	21.73%
Fixed Income Fund	21.83%
International Equity Fund	9.34%
Unaffiliated Investments	49.56%
Investment Companies	49.56%
Equity Funds	16.89%
Fixed Income Funds	15.65%
International Equity Funds	9.28%
International Fixed Income Funds	7.45%
Money Market Fund	0.29%
Total Investments	102.46%
Liabilities Net of Receivables and Other Assets	(2.46%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2030 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.54%
Investment Companies	54.54%
Equity Funds	27.28%
Fixed Income Fund	15.39%
International Equity Fund	11.87%
Unaffiliated Investments	45.96%
Investment Companies	45.96%
Equity Funds	22.07%
Fixed Income Funds	7.37%
International Equity Funds	11.48%
International Fixed Income Funds	4.77%
Money Market Fund	0.27%
Total Investments	100.50%
Liabilities Net of Receivables and Other Assets	(0.50%)
Total Net Assets	100.00%

LVIP T. Rowe Price Target Date Funds–7

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited) (continued)
LVIP T. Rowe Price 2040 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.88%
Investment Companies	54.88%
Equity Funds	31.62%
Fixed Income Fund	9.43%
International Equity Fund	13.83%
Unaffiliated Investments	45.50%
Investment Companies	45.50%
Equity Funds	25.36%
Fixed Income Funds	3.68%
International Equity Funds	13.63%
International Fixed Income Funds	2.53%
Money Market Fund	0.30%
Total Investments	100.38%
Liabilities Net of Receivables and Other Assets	(0.38%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2050 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.57%
Investment Companies	54.57%
Equity Funds	32.98%
Fixed Income Fund	7.10%
International Equity Fund	14.49%
Unaffiliated Investments	46.04%
Investment Companies	46.04%
Equity Funds	26.04%
Fixed Income Funds	3.29%
International Equity Funds	14.36%
International Fixed Income Funds	1.87%
Money Market Fund	0.48%
Total Investments	100.61%
Liabilities Net of Receivables and Other Assets	(0.61%)
Total Net Assets	100.00%
LVIP T. Rowe Price Target Date Funds–8

LVIP T. Rowe Price 2010 Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–48.17%
INVESTMENT COMPANIES–48.17%
Equity Funds–14.97%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	42,569	$ 455,994
LVIP SSGA S&P 500 Index Fund	197,517	3,337,647
LVIP SSGA Small-Cap Index Fund	15,904	427,513
		4,221,154
Fixed Income Fund–26.75%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	693,306	7,543,866
		7,543,866
International Equity Fund–6.45%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	218,977	1,818,382
		1,818,382
Total Affiliated Investments (Cost $10,441,112)		13,583,402

UNAFFILIATED INVESTMENTS–52.45%
INVESTMENT COMPANIES–52.45%
Equity Funds–11.72%
**T. Rowe Price Growth Stock Fund	18,382	1,050,535
**T. Rowe Price Mid-Cap Growth Fund	3,292	251,377
**T. Rowe Price Mid-Cap Value Fund	9,543	232,744
**T. Rowe Price New Horizons Fund	4,784	230,865
**T. Rowe Price Real Assets Fund	25,644	258,496
**T. Rowe Price Small-Cap Value Fund	5,389	214,705
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	34,914	$ 1,066,967
		3,305,689
Fixed Income Funds–24.61%
**T. Rowe Price High Yield Fund	185,146	1,140,497
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	951,371	4,633,178
**T. Rowe Price U.S. Treasury Long-Term Fund	95,158	1,165,688
		6,939,363
International Equity Funds–6.33%
**T. Rowe Price Emerging Markets Stock Fund	15,744	590,253
**T. Rowe Price International Stock Fund	39,148	585,650
**T. Rowe Price International Value Equity Fund	50,597	609,187
		1,785,090
International Fixed Income Funds–9.40%
**T. Rowe Price Emerging Markets Bond Fund	140,078	1,542,265
**T. Rowe Price International Bond Fund	117,162	1,107,177
		2,649,442
Money Market Fund–0.39%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	108,733	108,733
		108,733
Total Unaffiliated Investments (Cost $16,392,663)		14,788,317
TOTAL INVESTMENTS–100.62% (Cost $26,833,775)	28,371,719
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.62%)	(176,050)
NET ASSETS APPLICABLE TO 2,701,467 SHARES OUTSTANDING–100.00%	$28,195,669

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–9

LVIP T. Rowe Price 2020 Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–52.90%
INVESTMENT COMPANIES–52.90%
Equity Funds–21.73%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	246,248	$ 2,637,806
LVIP SSGA S&P 500 Index Fund	1,128,984	19,077,575
LVIP SSGA Small-Cap Index Fund	89,139	2,396,058
		24,111,439
Fixed Income Fund–21.83%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	2,226,512	24,226,681
		24,226,681
International Equity Fund–9.34%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,248,689	10,369,112
		10,369,112
Total Affiliated Investments (Cost $42,438,289)		58,707,232

UNAFFILIATED INVESTMENTS–49.56%
INVESTMENT COMPANIES–49.56%
Equity Funds–16.89%
**T. Rowe Price Growth Stock Fund	107,135	6,122,770
**T. Rowe Price Mid-Cap Growth Fund	18,417	1,406,476
**T. Rowe Price Mid-Cap Value Fund	52,606	1,283,054
**T. Rowe Price New Horizons Fund	26,938	1,300,055
**T. Rowe Price Real Assets Fund	136,111	1,372,003
**T. Rowe Price Small-Cap Value Fund	28,976	1,154,393
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	199,655	$ 6,101,450
		18,740,201
Fixed Income Funds–15.65%
**T. Rowe Price High Yield Fund	574,977	3,541,857
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	1,896,136	9,234,182
**T. Rowe Price U.S. Treasury Long-Term Fund	374,864	4,592,082
		17,368,121
International Equity Funds–9.28%
**T. Rowe Price Emerging Markets Stock Fund	91,464	3,428,972
**T. Rowe Price International Stock Fund	223,756	3,347,391
**T. Rowe Price International Value Equity Fund	292,412	3,520,644
		10,297,007
International Fixed Income Funds–7.45%
**T. Rowe Price Emerging Markets Bond Fund	426,186	4,692,311
**T. Rowe Price International Bond Fund	378,937	3,580,952
		8,273,263
Money Market Fund–0.29%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	322,361	322,361
		322,361
Total Unaffiliated Investments (Cost $62,798,541)		55,000,953
TOTAL INVESTMENTS–102.46% (Cost $105,236,830)	113,708,185
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.46%)	(2,728,840)
NET ASSETS APPLICABLE TO 10,612,564 SHARES OUTSTANDING–100.00%	$110,979,345

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–10

LVIP T. Rowe Price 2030 Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.54%
INVESTMENT COMPANIES–54.54%
Equity Funds–27.28%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	397,726	$ 4,260,449
LVIP SSGA S&P 500 Index Fund	1,761,089	29,758,879
LVIP SSGA Small-Cap Index Fund	144,692	3,889,313
		37,908,641
Fixed Income Fund–15.39%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	1,964,812	21,379,117
		21,379,117
International Equity Fund–11.87%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,985,781	16,489,922
		16,489,922
Total Affiliated Investments (Cost $52,977,820)		75,777,680

UNAFFILIATED INVESTMENTS–45.96%
INVESTMENT COMPANIES–45.96%
Equity Funds–22.07%
**T. Rowe Price Growth Stock Fund	169,256	9,672,958
**T. Rowe Price Mid-Cap Growth Fund	30,809	2,352,872
**T. Rowe Price Mid-Cap Value Fund	89,216	2,175,987
**T. Rowe Price New Horizons Fund	44,913	2,167,493
**T. Rowe Price Real Assets Fund	240,010	2,419,306
**T. Rowe Price Small-Cap Value Fund	50,715	2,020,497
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	322,427	$ 9,853,356
		30,662,469
Fixed Income Funds–7.37%
**T. Rowe Price High Yield Fund	410,914	2,531,231
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	539,327	2,626,522
**T. Rowe Price U.S. Treasury Long-Term Fund	414,446	5,076,961
		10,234,714
International Equity Funds–11.48%
**T. Rowe Price Emerging Markets Stock Fund	137,924	5,170,771
**T. Rowe Price International Stock Fund	353,296	5,285,308
**T. Rowe Price International Value Equity Fund	456,861	5,500,614
		15,956,693
International Fixed Income Funds–4.77%
**T. Rowe Price Emerging Markets Bond Fund	320,465	3,528,314
**T. Rowe Price International Bond Fund	328,038	3,099,963
		6,628,277
Money Market Fund–0.27%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	375,713	375,713
		375,713
Total Unaffiliated Investments (Cost $75,417,599)		63,857,866
TOTAL INVESTMENTS–100.50% (Cost $128,395,419)	139,635,546
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.50%)	(694,740)
NET ASSETS APPLICABLE TO 13,299,663 SHARES OUTSTANDING–100.00%	$138,940,806

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–11

LVIP T. Rowe Price 2040 Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.88%
INVESTMENT COMPANIES–54.88%
Equity Funds–31.62%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	340,900	$ 3,651,719
LVIP SSGA S&P 500 Index Fund	1,496,721	25,291,589
LVIP SSGA Small-Cap Index Fund	125,018	3,360,492
		32,303,800
Fixed Income Fund–9.43%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	885,068	9,630,420
		9,630,420
International Equity Fund–13.83%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,702,046	14,133,792
		14,133,792
Total Affiliated Investments (Cost $37,721,609)		56,068,012

UNAFFILIATED INVESTMENTS–45.50%
INVESTMENT COMPANIES–45.50%
Equity Funds–25.36%
**T. Rowe Price Growth Stock Fund	146,167	8,353,464
**T. Rowe Price Mid-Cap Growth Fund	25,753	1,966,733
**T. Rowe Price Mid-Cap Value Fund	74,750	1,823,151
**T. Rowe Price New Horizons Fund	36,558	1,764,319
**T. Rowe Price Real Assets Fund	197,694	1,992,753
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	42,555	$ 1,695,390
**T. Rowe Price Value Fund	271,817	8,306,738
		25,902,548
Fixed Income Funds–3.68%
**T. Rowe Price High Yield Fund	120,722	743,644
**T. Rowe Price U.S. Treasury Long-Term Fund	246,449	3,019,004
		3,762,648
International Equity Funds–13.63%
**T. Rowe Price Emerging Markets Stock Fund	122,773	4,602,756
**T. Rowe Price International Stock Fund	308,124	4,609,534
**T. Rowe Price International Value Equity Fund	391,467	4,713,262
		13,925,552
International Fixed Income Funds–2.53%
**T. Rowe Price Emerging Markets Bond Fund	112,125	1,234,497
**T. Rowe Price International Bond Fund	142,654	1,348,082
		2,582,579
Money Market Fund–0.30%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	305,319	305,319
		305,319
Total Unaffiliated Investments (Cost $55,910,661)		46,478,646
TOTAL INVESTMENTS–100.38% (Cost $93,632,270)	102,546,658
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.38%)	(385,929)
NET ASSETS APPLICABLE TO 10,376,797 SHARES OUTSTANDING–100.00%	$102,160,729

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–12

LVIP T. Rowe Price 2050 Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.57%
INVESTMENT COMPANIES–54.57%
Equity Funds–32.98%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	148,912	$ 1,595,140
LVIP SSGA S&P 500 Index Fund	672,616	11,365,867
LVIP SSGA Small-Cap Index Fund	53,752	1,444,861
		14,405,868
Fixed Income Fund–7.10%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	285,146	3,102,677
		3,102,677
International Equity Fund–14.49%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	762,328	6,330,372
		6,330,372
Total Affiliated Investments (Cost $19,078,094)		23,838,917

UNAFFILIATED INVESTMENTS–46.04%
INVESTMENT COMPANIES–46.04%
Equity Funds–26.04%
**T. Rowe Price Growth Stock Fund	65,175	3,724,740
**T. Rowe Price Mid-Cap Growth Fund	10,852	828,798
**T. Rowe Price Mid-Cap Value Fund	31,185	760,601
**T. Rowe Price New Horizons Fund	16,991	819,969
**T. Rowe Price Real Assets Fund	82,074	827,304
	Number ofShares	Value(U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	17,709	$ 705,524
**T. Rowe Price Value Fund	121,339	3,708,127
		11,375,063
Fixed Income Funds–3.29%
**T. Rowe Price High Yield Fund	32,369	199,392
**T. Rowe Price U.S. Treasury Long-Term Fund	101,156	1,239,167
		1,438,559
International Equity Funds–14.36%
**T. Rowe Price Emerging Markets Stock Fund	57,278	2,147,363
**T. Rowe Price International Stock Fund	133,862	2,002,567
**T. Rowe Price International Value Equity Fund	176,359	2,123,366
		6,273,296
International Fixed Income Funds–1.87%
**T. Rowe Price Emerging Markets Bond Fund	30,898	340,186
**T. Rowe Price International Bond Fund	50,226	474,635
		814,821
Money Market Fund–0.48%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	209,484	209,484
		209,484
Total Unaffiliated Investments (Cost $24,146,310)		20,111,223
TOTAL INVESTMENTS–100.61% (Cost $43,224,404)	43,950,140
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.61%)	(267,096)
NET ASSETS APPLICABLE TO 4,504,226 SHARES OUTSTANDING–100.00%	$43,683,044

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–13

LVIP T. Rowe Price Target Date Funds
Statements of Assets and Liabilities
December 31, 2018
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
ASSETS:
Unaffiliated investments, at value	$14,788,317	$ 55,000,953	$ 63,857,866	$ 46,478,646	$20,111,223
Affiliated investments, at value	13,583,402	58,707,232	75,777,680	56,068,012	23,838,917
Dividends and interest receivable	22,542	68,080	51,780	20,080	6,653
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	3,681	3,648	4,149	4,156	4,273
Receivable for fund shares sold	3,509	28,768	24,980	24,650	32,173
Prepaid expenses	120	448	569	423	175
TOTAL ASSETS	28,401,571	113,809,129	139,717,024	102,595,967	43,993,414
LIABILITIES:
Payable for fund shares redeemed	153,535	2,715,464	670,058	366,020	269,025
Other accrued expenses payable	22,960	22,725	22,722	22,772	22,889
Payable for securities purchased	21,621	65,283	49,175	18,850	6,240
Due to manager and affiliates	7,786	26,312	34,263	27,596	12,216
TOTAL LIABILITIES	205,902	2,829,784	776,218	435,238	310,370
TOTAL NET ASSETS	$28,195,669	$110,979,345	$138,940,806	$102,160,729	$43,683,044
Unaffiliated investments, at cost	$16,392,663	$ 62,798,541	$ 75,417,599	$ 55,910,661	$24,146,310
Affiliated investments, at cost	10,441,112	42,438,289	52,977,820	37,721,609	19,078,094
Standard Class:
Net Assets	$21,055,065	$ 90,847,162	$112,819,373	$ 76,482,394	$31,731,456
Shares Outstanding	2,017,063	8,687,208	10,799,227	7,764,089	3,269,681
Net Asset Value Per Share	$ 10.438	$ 10.458	$ 10.447	$ 9.851	$ 9.705
Service Class:
Net Assets	$ 7,140,604	$ 20,132,183	$ 26,121,433	$ 25,678,335	$11,951,588
Shares Outstanding	684,404	1,925,356	2,500,436	2,612,708	1,234,545
Net Asset Value Per Share	$ 10.433	$ 10.456	$ 10.447	$ 9.828	$ 9.681
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$23,518,089	$ 91,877,111	$117,745,362	$ 87,058,880	$41,296,982
Distributable earnings/(accumulated loss)	4,677,580	19,102,234	21,195,444	15,101,849	2,386,062
TOTAL NET ASSETS	$28,195,669	$110,979,345	$138,940,806	$102,160,729	$43,683,044
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–14

LVIP T. Rowe Price Target Date Funds
Statements of Operations
Year Ended December 31, 2018
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 346,846	$ 1,454,182	$ 1,809,789	$ 1,294,871	$ 548,899
Dividends from unaffiliated investments	293,853	999,414	1,090,844	704,429	291,380
Interest	194	600	664	1,355	375
	640,893	2,454,196	2,901,297	2,000,655	840,654
EXPENSES:
Management fees	84,264	311,705	387,597	285,379	115,984
Accounting and administration expenses	32,621	38,853	40,973	37,940	33,315
Professional fees	27,168	28,538	29,040	28,435	27,402
Distribution fees-Service Class	19,419	56,877	72,363	70,166	31,023
Shareholder servicing fees	9,775	36,158	45,246	32,998	13,454
Reports and statements to shareholders	8,192	18,436	24,445	24,174	16,564
Consulting fees	3,722	3,775	3,797	3,770	3,727
Trustees’ fees and expenses	1,192	4,120	5,172	3,686	1,513
Custodian fees	708	874	788	798	175
Other	793	1,552	1,803	1,438	859
	187,854	500,888	611,224	488,784	244,016
Less:
Management fees waived	(9,192)	(68,074)	(70,581)	(41,624)	(12,732)
Expenses reimbursed	(67,269)	(69,965)	(73,745)	(76,165)	(73,811)
Total operating expenses	111,393	362,849	466,898	370,995	157,473
NET INVESTMENT INCOME	529,500	2,091,347	2,434,399	1,629,660	683,181
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	4,916,626	18,023,402	17,584,653	14,277,283	3,550,715
Sale of unaffiliated investments	330,821	1,785,601	2,584,060	1,695,088	762,925
Distributions from affiliated investments	121,631	647,852	1,068,138	927,017	388,450
Distributions from unaffiliated investments	456,600	2,113,569	3,035,543	2,453,490	1,073,638
Foreign currencies	1,981	9,330	13,191	9,707	5,300
Futures contracts	(138,845)	(642,183)	(854,642)	(658,407)	(260,754)
Net realized gain	5,688,814	21,937,571	23,430,943	18,704,178	5,520,274
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(5,616,559)	(21,713,050)	(23,816,696)	(19,556,484)	(5,638,650)
Unaffiliated investments	(1,953,181)	(9,176,974)	(13,735,279)	(10,771,499)	(4,634,368)
Foreign currencies	(5)	(26)	(47)	(29)	22
Futures contracts	21,923	110,958	156,371	116,171	12,208
Net change in unrealized appreciation (depreciation)	(7,547,822)	(30,779,092)	(37,395,651)	(30,211,841)	(10,260,788)
NET REALIZED AND UNREALIZED LOSS	(1,859,008)	(8,841,521)	(13,964,708)	(11,507,663)	(4,740,514)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,329,508)	$ (6,750,174)	$(11,530,309)	$ (9,878,003)	$ (4,057,333)
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–15

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets
	LVIP T. Rowe Price 2010 Fund		LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 529,500	$ 623,646	$ 2,091,347	$ 2,236,377	$ 2,434,399	$ 2,735,197
Net realized gain	5,688,814	2,285,293	21,937,571	6,536,833	23,430,943	4,353,880
Net change in unrealized appreciation (depreciation)	(7,547,822)	516,818	(30,779,092)	6,069,634	(37,395,651)	12,851,237
Net increase (decrease) in net assets resulting from operations	(1,329,508)	3,425,757	(6,750,174)	14,842,844	(11,530,309)	19,940,314
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(2,102,124)	(878,386)	(7,059,529)	(5,462,370)	(5,542,120)	(5,109,721)
Service Class	(631,821)	(217,590)	(1,497,901)	(1,204,370)	(1,203,111)	(1,034,118)
	(2,733,945)	(1,095,976)	(8,557,430)	(6,666,740)	(6,745,231)	(6,143,839)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,908,282	3,554,550	17,296,565	16,097,026	18,617,759	17,837,444
Service Class	774,085	1,680,306	1,703,469	1,984,800	2,872,691	3,933,295
Reinvestment of dividends and distributions:
Standard Class	2,102,124	878,386	7,059,529	5,462,370	5,542,120	5,109,721
Service Class	631,821	217,590	1,497,901	1,204,370	1,203,111	1,034,118
	7,416,312	6,330,832	27,557,464	24,748,566	28,235,681	27,914,578
Cost of shares redeemed:
Standard Class	(9,821,422)	(10,118,767)	(26,345,477)	(34,672,738)	(28,096,852)	(34,142,935)
Service Class	(1,146,022)	(1,490,423)	(5,115,135)	(3,669,916)	(3,823,490)	(2,287,597)
	(10,967,444)	(11,609,190)	(31,460,612)	(38,342,654)	(31,920,342)	(36,430,532)
Increase (decrease) in net assets derived from capital share transactions	(3,551,132)	(5,278,358)	(3,903,148)	(13,594,088)	(3,684,661)	(8,515,954)
NET INCREASE (DECREASE) IN NET ASSETS	(7,614,585)	(2,948,577)	(19,210,752)	(5,417,984)	(21,960,201)	5,280,521
NET ASSETS:
Beginning of year	35,810,254	38,758,831	130,190,097	135,608,081	160,901,007	155,620,486
End of year	$ 28,195,669	$ 35,810,254	$110,979,345	$ 130,190,097	$138,940,806	$ 160,901,007
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (520,903)		$ (2,026,830)		$ (2,553,411)
Service Class		(126,498)		(411,214)		(490,381)
Net realized gain:
Standard Class		(357,483)		(3,435,540)		(2,556,310)
Service Class		(91,092)		(793,156)		(543,737)
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–16

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets (continued)
	LVIP T. Rowe Price 2040 Fund		LVIP T. Rowe Price 2050 Fund
	Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,629,660	$ 1,968,271	$ 683,181	$ 705,829
Net realized gain	18,704,178	4,155,740	5,520,274	53,330
Net change in unrealized appreciation (depreciation)	(30,211,841)	9,120,619	(10,260,788)	5,556,833
Net increase (decrease) in net assets resulting from operations	(9,878,003)	15,244,630	(4,057,333)	6,315,992
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(4,502,374)	(3,345,671)	(905,322)	(688,866)
Service Class	(1,413,492)	(989,245)	(307,084)	(209,345)
	(5,915,866)	(4,334,916)	(1,212,406)	(898,211)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,067,744	12,340,600	8,505,812	8,072,870
Service Class	2,958,054	4,923,612	2,616,514	2,874,876
Reinvestment of dividends and distributions:
Standard Class	4,502,374	3,345,671	905,322	688,866
Service Class	1,413,492	989,245	307,084	209,345
	20,941,664	21,599,128	12,334,732	11,845,957
Cost of shares redeemed:
Standard Class	(15,746,649)	(23,645,016)	(7,238,609)	(8,200,415)
Service Class	(3,012,187)	(3,448,454)	(1,047,840)	(526,268)
	(18,758,836)	(27,093,470)	(8,286,449)	(8,726,683)
Increase (decrease) in net assets derived from capital share transactions	2,182,828	(5,494,342)	4,048,283	3,119,274
NET INCREASE (DECREASE) IN NET ASSETS	(13,611,041)	5,415,372	(1,221,456)	8,537,055
NET ASSETS:
Beginning of year	115,771,770	110,356,398	44,904,500	36,367,445
End of year	$102,160,729	$115,771,770	$ 43,683,044	$44,904,500
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,709,103)		$ (640,457)
Service Class		(482,403)		(193,879)
Net realized gain:
Standard Class		(1,636,568)		(48,409)
Service Class		(506,842)		(15,466)
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–17

LVIP T. Rowe Price 2010 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2010 Fund Standard Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.902	$ 11.191	$ 11.379	$ 12.448	$ 12.105
Income (loss) from investment operations:
Net investment income[3]	0.189	0.202	0.197	0.208	0.158
Net realized and unrealized gain (loss)	(0.656)	0.873	0.306	(0.413)	0.421
Total from investment operations	(0.467)	1.075	0.503	(0.205)	0.579
Less dividends and distributions from:
Net investment income	(0.240)	(0.224)	(0.224)	(0.224)	(0.236)
Net realized gain	(0.757)	(0.140)	(0.467)	(0.640)	—
Total dividends and distributions	(0.997)	(0.364)	(0.691)	(0.864)	(0.236)
Net asset value, end of period	$ 10.438	$ 11.902	$ 11.191	$ 11.379	$ 12.448
Total return[4]	(4.22%)	9.64%	4.44%	(1.61%)	4.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 21,055	$27,961	$31,758	$ 31,507	$36,507
Ratio of expenses to average net assets[5]	0.27%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.50%	0.47%	0.43%	0.44%	0.42%
Ratio of net investment income to average net assets	1.63%	1.72%	1.71%	1.68%	1.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.40%	1.55%	1.58%	1.54%	1.15%
Portfolio turnover	74%	29%	47%	32%	37%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–18

LVIP T. Rowe Price 2010 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2010 Fund Service Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.895	$ 11.186	$ 11.375	$ 12.443	$ 12.101
Income (loss) from investment operations:
Net investment income[3]	0.160	0.172	0.168	0.177	0.127
Net realized and unrealized gain (loss)	(0.654)	0.872	0.305	(0.412)	0.420
Total from investment operations	(0.494)	1.044	0.473	(0.235)	0.547
Less dividends and distributions from:
Net investment income	(0.211)	(0.195)	(0.195)	(0.193)	(0.205)
Net realized gain	(0.757)	(0.140)	(0.467)	(0.640)	—
Total dividends and distributions	(0.968)	(0.335)	(0.662)	(0.833)	(0.205)
Net asset value, end of period	$ 10.433	$ 11.895	$ 11.186	$ 11.375	$ 12.443
Total return[4]	(4.46%)	9.36%	4.17%	(1.85%)	4.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 7,141	$ 7,849	$ 7,001	$ 6,455	$ 7,804
Ratio of expenses to average net assets[5]	0.52%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.75%	0.72%	0.68%	0.69%	0.67%
Ratio of net investment income to average net assets	1.38%	1.47%	1.46%	1.43%	1.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.15%	1.30%	1.33%	1.29%	0.90%
Portfolio turnover	74%	29%	47%	32%	37%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–19

LVIP T. Rowe Price 2020 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Standard Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.910	$ 11.206	$ 11.222	$ 12.110	$ 11.829
Income (loss) from investment operations:
Net investment income[3]	0.202	0.207	0.214	0.210	0.151
Net realized and unrealized gain (loss)	(0.826)	1.129	0.283	(0.480)	0.369
Total from investment operations	(0.624)	1.336	0.497	(0.270)	0.520
Less dividends and distributions from:
Net investment income	(0.218)	(0.231)	(0.231)	(0.219)	(0.239)
Net realized gain	(0.610)	(0.401)	(0.282)	(0.399)	—
Total dividends and distributions	(0.828)	(0.632)	(0.513)	(0.618)	(0.239)
Net asset value, end of period	$ 10.458	$ 11.910	$ 11.206	$ 11.222	$ 12.110
Total return[4]	(5.58%)	12.03%	4.45%	(2.21%)	4.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 90,847	$105,395	$111,809	$123,071	$131,581
Ratio of expenses to average net assets[5]	0.25%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.36%	0.34%	0.32%	0.31%	0.310%
Ratio of net investment income to average net assets	1.72%	1.76%	1.89%	1.74%	1.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.61%	1.72%	1.87%	1.73%	1.24%
Portfolio turnover	71%	24%	28%	28%	31%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–20

LVIP T. Rowe Price 2020 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Service Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.906	$ 11.204	$ 11.220	$ 12.107	$ 11.827
Income (loss) from investment operations:
Net investment income[3]	0.172	0.178	0.186	0.180	0.121
Net realized and unrealized gain (loss)	(0.824)	1.126	0.283	(0.479)	0.368
Total from investment operations	(0.652)	1.304	0.469	(0.299)	0.489
Less dividends and distributions from:
Net investment income	(0.188)	(0.201)	(0.203)	(0.189)	(0.209)
Net realized gain	(0.610)	(0.401)	(0.282)	(0.399)	—
Total dividends and distributions	(0.798)	(0.602)	(0.485)	(0.588)	(0.209)
Net asset value, end of period	$ 10.456	$ 11.906	$ 11.204	$ 11.220	$ 12.107
Total return[4]	(5.82%)	11.75%	4.20%	(2.45%)	4.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20,132	$ 24,795	$23,799	$ 23,613	$27,490
Ratio of expenses to average net assets[5]	0.50%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.61%	0.59%	0.57%	0.56%	0.56%
Ratio of net investment income to average net assets	1.47%	1.51%	1.64%	1.49%	1.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.36%	1.47%	1.62%	1.48%	0.99%
Portfolio turnover	71%	24%	28%	28%	31%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–21

LVIP T. Rowe Price 2030 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Standard Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.841	$ 10.851	$ 10.930	$ 12.174	$ 11.934
Income (loss) from investment operations:
Net investment income[3]	0.189	0.204	0.200	0.209	0.158
Net realized and unrealized gain (loss)	(1.062)	1.250	0.205	(0.539)	0.340
Total from investment operations	(0.873)	1.454	0.405	(0.330)	0.498
Less dividends and distributions from:
Net investment income	(0.204)	(0.231)	(0.218)	(0.205)	(0.258)
Net realized gain	(0.317)	(0.233)	(0.266)	(0.709)	—
Total dividends and distributions	(0.521)	(0.464)	(0.484)	(0.914)	(0.258)
Net asset value, end of period	$ 10.447	$ 11.841	$ 10.851	$ 10.930	$ 12.174
Total return[4]	(7.59%)	13.47%	3.72%	(2.66%)	4.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,819	$131,624	$131,282	$136,001	$146,452
Ratio of expenses to average net assets[5]	0.25%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.35%	0.33%	0.32%	0.31%	0.31%
Ratio of net investment income to average net assets	1.63%	1.77%	1.83%	1.74%	1.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.53%	1.74%	1.81%	1.73%	1.29%
Portfolio turnover	67%	20%	31%	30%	26%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–22

LVIP T. Rowe Price 2030 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Service Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.838	$ 10.849	$ 10.930	$ 12.172	$ 11.933
Income (loss) from investment operations:
Net investment income[3]	0.160	0.175	0.173	0.178	0.128
Net realized and unrealized gain (loss)	(1.059)	1.249	0.202	(0.536)	0.338
Total from investment operations	(0.899)	1.424	0.375	(0.358)	0.466
Less dividends and distributions from:
Net investment income	(0.175)	(0.202)	(0.190)	(0.175)	(0.227)
Net realized gain	(0.317)	(0.233)	(0.266)	(0.709)	—
Total dividends and distributions	(0.492)	(0.435)	(0.456)	(0.884)	(0.227)
Net asset value, end of period	$ 10.447	$ 11.838	$ 10.849	$ 10.930	$ 12.172
Total return[4]	(7.82%)	13.19%	3.45%	(2.90%)	3.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 26,121	$ 29,277	$24,338	$ 23,529	$23,964
Ratio of expenses to average net assets[5]	0.50%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.60%	0.58%	0.57%	0.56%	0.56%
Ratio of net investment income to average net assets	1.38%	1.52%	1.58%	1.49%	1.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.49%	1.56%	1.48%	1.04%
Portfolio turnover	67%	20%	31%	30%	26%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–23

LVIP T. Rowe Price 2040 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Standard Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.399	$ 10.337	$ 10.346	$ 11.655	$ 11.523
Income (loss) from investment operations:
Net investment income[3]	0.167	0.200	0.185	0.196	0.151
Net realized and unrealized gain (loss)	(1.122)	1.304	0.207	(0.577)	0.251
Total from investment operations	(0.955)	1.504	0.392	(0.381)	0.402
Less dividends and distributions from:
Net investment income	(0.179)	(0.225)	(0.198)	(0.189)	(0.270)
Net realized gain	(0.414)	(0.217)	(0.203)	(0.739)	—
Total dividends and distributions	(0.593)	(0.442)	(0.401)	(0.928)	(0.270)
Net asset value, end of period	$ 9.851	$ 11.399	$ 10.337	$ 10.346	$ 11.655
Total return[4]	(8.72%)	14.63%	3.81%	(3.22%)	3.48%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 76,482	$ 87,523	$86,980	$ 87,556	$94,657
Ratio of expenses to average net assets[5]	0.26%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.37%	0.36%	0.34%	0.33%	0.33%
Ratio of net investment income to average net assets	1.50%	1.81%	1.78%	1.70%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.39%	1.75%	1.74%	1.67%	1.26%
Portfolio turnover	65%	27%	27%	25%	25%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–24

LVIP T. Rowe Price 2040 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Service Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 11.372	$ 10.315	$ 10.325	$ 11.634	$ 11.503
Income (loss) from investment operations:
Net investment income[3]	0.139	0.172	0.158	0.166	0.122
Net realized and unrealized gain (loss)	(1.117)	1.300	0.207	(0.575)	0.249
Total from investment operations	(0.978)	1.472	0.365	(0.409)	0.371
Less dividends and distributions from:
Net investment income	(0.152)	(0.198)	(0.172)	(0.161)	(0.240)
Net realized gain	(0.414)	(0.217)	(0.203)	(0.739)	—
Total dividends and distributions	(0.566)	(0.415)	(0.375)	(0.900)	(0.240)
Net asset value, end of period	$ 9.828	$ 11.372	$ 10.315	$ 10.325	$ 11.634
Total return[4]	(8.95%)	14.34%	3.55%	(3.46%)	3.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 25,678	$ 28,249	$23,376	$ 22,486	$22,424
Ratio of expenses to average net assets[5]	0.51%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.62%	0.61%	0.59%	0.58%	0.58%
Ratio of net investment income to average net assets	1.25%	1.56%	1.53%	1.45%	1.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.14%	1.50%	1.49%	1.42%	1.01%
Portfolio turnover	65%	27%	27%	25%	25%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–25

LVIP T. Rowe Price 2050 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Standard Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.912	$ 9.514	$ 9.345	$ 9.888	$ 11.054
Income (loss) from investment operations:
Net investment income[3]	0.168	0.187	0.189	0.186	0.138
Net realized and unrealized gain (loss)	(1.093)	1.440	0.222	(0.554)	0.196
Total from investment operations	(0.925)	1.627	0.411	(0.368)	0.334
Less dividends and distributions from:
Net investment income	(0.186)	(0.213)	(0.182)	(0.157)	(0.214)
Net realized gain	(0.096)	(0.016)	(0.060)	(0.018)	(1.286)
Total dividends and distributions	(0.282)	(0.229)	(0.242)	(0.175)	(1.500)
Net asset value, end of period	$ 9.705	$ 10.912	$ 9.514	$ 9.345	$ 9.888
Total return[4]	(8.47%)	17.11%	4.41%	(3.75%)	2.94%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 31,731	$ 33,407	$28,659	$ 24,406	$20,614
Ratio of expenses to average net assets[5]	0.27%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.46%	0.47%	0.50%	0.54%	0.52%
Ratio of net investment income to average net assets	1.54%	1.80%	2.01%	1.87%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.35%	1.63%	1.81%	1.63%	1.02%
Portfolio turnover	62%	34%	23%	26%	46%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–26

LVIP T. Rowe Price 2050 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Service Class
Year Ended
	12/31/18 [1]	12/31/17	12/31/16 [2]	12/31/15	12/31/14
Net asset value, beginning of period	$ 10.884	$ 9.491	$ 9.324	$ 9.866	$ 11.032
Income (loss) from investment operations:
Net investment income[3]	0.140	0.161	0.165	0.160	0.111
Net realized and unrealized gain (loss)	(1.086)	1.435	0.221	(0.552)	0.195
Total from investment operations	(0.946)	1.596	0.386	(0.392)	0.306
Less dividends and distributions from:
Net investment income	(0.161)	(0.187)	(0.159)	(0.132)	(0.186)
Net realized gain	(0.096)	(0.016)	(0.060)	(0.018)	(1.286)
Total dividends and distributions	(0.257)	(0.203)	(0.219)	(0.150)	(1.472)
Net asset value, end of period	$ 9.681	$ 10.884	$ 9.491	$ 9.324	$ 9.866
Total return[4]	(8.70%)	16.82%	4.15%	(3.98%)	2.68%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 11,952	$ 11,498	$ 7,708	$ 5,011	$ 3,075
Ratio of expenses to average net assets[5]	0.52%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.71%	0.72%	0.75%	0.79%	0.77%
Ratio of net investment income to average net assets	1.29%	1.55%	1.76%	1.62%	0.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.10%	1.38%	1.56%	1.38%	0.77%
Portfolio turnover	62%	34%	23%	26%	46%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	Effective May 1, 2016 through January 31, 2018, Milliman Financial Risk Management LLC was responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–27

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price 2010 Fund (formerly, LVIP Managed Risk Profile 2010 Fund), LVIP T. Rowe Price 2020 Fund (formerly, LVIP Managed Risk Profile 2020 Fund), LVIP T. Rowe Price 2030 Fund (formerly, LVIP Managed Risk Profile 2030 Fund), LVIP T. Rowe Price 2040 Fund (formerly, LVIP Managed Risk Profile 2040 Fund) and LVIP T. Rowe Price 2050 Fund (formerly, LVIP Managed Risk Profile 2050 Fund) (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. Each Fund is a diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment companies, the Funds may invest in individual securities, such as money market instruments. Prior to February 1, 2018, the Funds employed an actively managed risk management overlay strategy that invested directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Funds are T. Rowe Price target date funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.
Each Fund’s investment objective is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
1. Significant Accounting Policies
Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.
Security Valuation– ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During year ended December 31, 2018, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period.The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP T. Rowe Price Target Date Funds–28

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Effective February 1, 2018, LIAC has contractually agreed to waive a portion of its advisory fee. This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. The waiver amount of each Fund’s average daily net assets are as follows:
LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
0.03%	0.06%	0.05%	0.04%	0.03%
Effective February 1, 2018, LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed the following percentages of average daily net assets for each Fund. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Standard Class	0.27%	0.24%	0.25%	0.26%	0.27%
Service Class	0.52%	0.49%	0.50%	0.51%	0.52%
Prior to February 1, 2018, LIAC had contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed 0.30% of the Fund’s average daily net assets for the Standard Class (and 0.55% for the Service Class).
Effective February 1, 2018, T. Rowe Price Associates, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Funds, pays T. Rowe Price Associates, Inc. a fee based on each Fund’s average daily net assets. Prior to February 1, 2018, LIAC was responsible for the day-to-day management of the Fund’s investment portfolio and Milliman Financial Risk Management LLC was responsible for managing the Fund’s managed risk strategy.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Administrative	$2,044	$7,155	$8,885	$6,402	$2,621
Legal	420	1,445	1,797	1,296	526
LVIP T. Rowe Price Target Date Funds–29

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2018, these fees were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Printing and mailing	$2,103	$6,027	$9,836	$12,652	$9,819
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Expense reimbursement receivable from LIAC	$3,681	$ 3,648	$ 4,149	$ 4,156	$4,273
Management fees payable to LIAC	5,351	18,603	24,144	18,615	8,344
Distribution fees payable to LFD	1,522	4,315	5,608	5,530	2,558
Printing and mailing fees payable to Lincoln Life	208	554	725	986	214
Shareholder servicing fees payable to Lincoln Life	705	2,840	3,786	2,465	1,100
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Purchases	$—	$12,307	$10,909	$13,936	$14,895
Sales	—	744	98	—	—
Net realized gain (loss)	—	55	8	—	—
For the year ended December 31, 2018, LVIP T. Rowe Price 2010 Fund did not engage in any 17a-7 securities purchases or securities sales.
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP T. Rowe Price Target Date Funds–30

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2018, were as follows:
LVIP T. Rowe Price 2010 Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-48.17%@
Equity Funds-14.97%@
×,✧✧LVIP Delaware Special Opportunities Fund	$ 349,466	$ 303	$ 363,072	$ 70,781	$ (57,478)	$ —	—	$ —	$ —
✧✧LVIP SSGA Mid-Cap Index Fund	349,664	320,959	110,766	(851)	(103,012)	455,994	42,569	7,326	35,330
✧✧LVIP SSGA S&P 500 Index Fund	7,735,057	783,730	5,157,847	3,168,501	(3,191,794)	3,337,647	197,517	64,300	67,774
✧✧LVIP SSGA Small-Cap Index Fund	701,752	44,030	252,531	11,179	(76,917)	427,513	15,904	4,898	18,527
×,✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	351,215	303	370,779	166,013	(146,752)	—	—	—	—
Fixed Income Funds-26.75%@
×,✧✧LVIP BlackRock Inflation Protected Bond Fund	3,462,895	3,025	3,442,470	33,926	(57,376)	—	—	—	—
×,✧✧LVIP Delaware Bond Fund	2,083,530	—	2,066,993	81,998	(98,535)	—	—	—	—
×,✧✧LVIP JPMorgan High Yield Fund	1,385,898	1,210	1,394,682	27,555	(19,981)	—	—	—	—
×,✧✧LVIP PIMCO Low Duration Bond Fund	1,380,920	1,210	1,379,127	(1,088)	(1,915)	—	—	—	—
✧✧LVIP SSGA Bond Index Fund	7,258,536	3,398,522	2,866,081	(66,667)	(180,444)	7,543,866	693,306	215,997	—
×,✧✧LVIP Western Asset Core Bond Fund	2,065,194	3,630	2,041,161	(12,744)	(14,919)	—	—	—	—
Global Equity Fund-0.00%@
×,✧✧LVIP Clarion Global Real Estate Fund	706,176	605	700,249	420,781	(427,313)	—	—	—	—
Global Fixed Income Fund-0.00%@
×,✧✧LVIP Global Income Fund	1,378,195	1,210	1,390,460	79,207	(68,152)	—	—	—	—
International Equity Fund-6.45%@
✧✧LVIP SSGA International Index Fund	4,223,551	277,956	2,449,189	938,035	(1,171,971)	1,818,382	218,977	54,325	—
Total	$33,432,049	$4,836,693	$23,985,407	$4,916,626	$(5,616,559)	$13,583,402		$346,846	$121,631

@ As a percentage of Net Assets as of December 31, 2018.
× Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–31

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2020 Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-52.90%@
Equity Funds-21.73%@
×,✧✧LVIP Baron Growth Opportunities Fund	$ 1,268,406	$ 4,608	$ 1,340,319	$ 909,144	$ (841,839)	$ —	—	$ —	$ —
×,✧✧LVIP Delaware Special Opportunities Fund	1,267,223	4,608	1,319,889	602,401	(554,343)	—	—	—	—
✧✧LVIP SSGA Mid-Cap Index Fund	1,267,958	2,362,499	383,510	2,395	(611,535)	2,637,807	246,248	42,378	187,513
✧✧LVIP SSGA S&P 500 Index Fund	34,421,816	7,827,004	22,524,763	11,078,561	(11,725,043)	19,077,575	1,128,984	366,685	360,384
✧✧LVIP SSGA Small-Cap Index Fund	2,537,848	693,621	412,019	16,134	(439,526)	2,396,058	89,139	27,451	99,955
×,✧✧LVIP SSGA Small-Mid Cap 200 Fund	1,267,078	4,608	1,282,962	119,774	(108,498)	—	—	—	—
×,✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,547,059	9,216	2,695,422	1,028,531	(889,384)	—	—	—	—
Fixed Income Funds-21.83%@
×,✧✧LVIP BlackRock Inflation Protected Bond Fund	6,278,652	23,039	6,259,356	72,637	(114,972)	—	—	—	—
×,✧✧LVIP Delaware Bond Fund	5,999,217	—	5,951,601	(181,614)	133,998	—	—	—	—
×,✧✧LVIP JPMorgan High Yield Fund	3,769,241	13,823	3,803,574	(13,134)	33,644	—	—	—	—
×,✧✧LVIP PIMCO Low Duration Bond Fund	5,007,564	18,431	5,015,159	(14,624)	3,788	—	—	—	—
✧✧LVIP SSGA Bond Index Fund	23,819,102	7,342,533	6,161,685	(128,794)	(644,475)	24,226,681	2,226,512	709,461	—
×,✧✧LVIP Western Asset Core Bond Fund	4,029,131	36,862	4,013,043	6,843	(59,793)	—	—	—	—
Global Equity Fund-0.00%@
×,✧✧LVIP Clarion Global Real Estate Fund	2,563,684	9,216	2,549,330	1,418,164	(1,441,734)	—	—	—	—
Global Fixed Income Fund-0.00%@
×,✧✧LVIP Global Income Fund	3,747,820	13,823	3,791,595	185,991	(156,039)	—	—	—	—
International Equity Fund-9.34%@
✧✧LVIP SSGA International Index Fund	21,705,544	1,196,539	11,156,666	2,920,993	(4,297,299)	10,369,111	1,248,689	308,207	—
Total	$121,497,343	$19,560,430	$78,660,893	$18,023,402	$(21,713,050)	$58,707,232		$1,454,182	$647,852

@ As a percentage of Net Assets as of December 31, 2018.
× Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–32

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2030 Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.54%@
Equity Funds-27.28%@
×,✧✧LVIP Baron Growth Opportunities Fund	$ 1,568,268	$ 6,450	$ 1,657,634	$ 1,065,888	$ (982,972)	$ —	—	$ —	$ —
×,✧✧LVIP Delaware Special Opportunities Fund	1,566,814	6,450	1,632,552	667,210	(607,922)	—	—	—	—
×,✧✧LVIP MFS Value Fund	3,132,702	12,899	3,296,865	1,090,212	(938,948)	—	—	—	—
✧✧LVIP SSGA Mid-Cap Index Fund	1,567,738	4,073,368	370,914	8,322	(1,018,065)	4,260,449	397,726	68,447	307,471
✧✧LVIP SSGA S&P 500 Index Fund	39,407,584	12,921,018	20,494,859	5,704,118	(7,778,982)	29,758,879	1,761,089	593,000	598,419
✧✧LVIP SSGA Small-Cap Index Fund	2,357,695	2,818,481	543,872	14,272	(757,263)	3,889,313	144,691	44,558	162,248
×,✧✧LVIP SSGA Small-Mid Cap 200 Fund	1,566,674	6,450	1,587,106	149,806	(135,824)	—	—	—	—
×,✧✧LVIP T. Rowe Price Growth Stock Fund	3,159,221	12,899	3,440,624	1,359,735	(1,091,231)	—	—	—	—
×,✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,149,239	12,899	3,333,772	2,250,167	(2,078,533)	—	—	—	—
Fixed Income Funds-15.39%@
×,✧✧LVIP BlackRock Inflation Protected Bond Fund	6,209,785	25,799	6,193,824	55,190	(96,950)	—	—	—	—
×,✧✧LVIP Delaware Bond Fund	3,543,339	—	3,515,215	(114,489)	86,365	—	—	—	—
×,✧✧LVIP JPMorgan High Yield Fund	4,659,940	19,349	4,704,643	(37,997)	63,351	—	—	—	—
×,✧✧LVIP PIMCO Low Duration Bond Fund	3,095,411	12,899	3,101,630	(9,892)	3,212	—	—	—	—
✧✧LVIP SSGA Bond Index Fund	26,347,268	2,022,860	6,241,544	(139,898)	(609,569)	21,379,117	1,964,812	613,214	—
×,✧✧LVIP Western Asset Core Bond Fund	7,309,124	45,148	7,256,866	(42,067)	(55,339)	—	—	—	—
Global Equity Fund-0.00%@
×,✧✧LVIP Clarion Global Real Estate Fund	3,960,267	16,124	3,939,949	1,585,399	(1,621,841)	—	—	—	—
Global Fixed Income Fund-0.00%@
×,✧✧LVIP Global Income Fund	3,088,909	12,899	3,126,382	179,209	(154,635)	—	—	—	—
International Equity Funds-11.87%@
×,✧✧LVIP MFS International Growth Fund	4,753,444	19,349	4,952,851	1,191,341	(1,011,283)	—	—	—	—
×,✧✧LVIP Mondrian International Value Fund	4,701,422	19,349	4,993,931	799,237	(526,077)	—	—	—	—
×,✧✧LVIP SSGA Emerging Markets 100 Fund	1,591,395	6,450	1,712,075	478,071	(363,841)	—	—	—	—
✧✧LVIP SSGA International Index Fund	23,670,853	1,397,314	5,768,715	1,330,819	(4,140,349)	16,489,922	1,985,781	490,570	—
Total	$150,407,092	$23,468,454	$91,865,823	$17,584,653	$(23,816,696)	$75,777,680		$1,809,789	$1,068,138

@ As a percentage of Net Assets as of December 31, 2018.
× Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–33

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2040 Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.88%@
Equity Funds-31.62%@
×,✧✧LVIP Baron Growth Opportunities Fund	$ 1,107,434	$ 7,331	$ 1,174,078	$ 760,433	$ (701,120)	$ —	—	$ —	$ —
×,✧✧LVIP Delaware Special Opportunities Fund	1,106,442	7,331	1,155,964	527,566	(485,375)	—	—	—	—
×,✧✧LVIP MFS Value Fund	3,318,291	21,992	3,502,102	1,397,392	(1,235,573)	—	—	—	—
✧✧LVIP SSGA Mid-Cap Index Fund	1,107,071	3,557,825	125,205	(9,110)	(878,862)	3,651,719	340,900	58,667	267,827
✧✧LVIP SSGA S&P 500 Index Fund	32,278,779	10,742,750	15,902,945	3,528,165	(5,355,160)	25,291,589	1,496,721	506,999	514,447
✧✧LVIP SSGA Small-Cap Index Fund	1,107,917	3,164,574	220,205	(13,238)	(678,556)	3,360,492	125,018	38,500	144,743
×,✧✧LVIP SSGA Small-Mid Cap 200 Fund	1,106,338	7,331	1,123,141	103,863	(94,391)	—	—	—	—
×,✧✧LVIP T. Rowe Price Growth Stock Fund	2,230,672	14,661	2,436,830	1,077,333	(885,836)	—	—	—	—
×,✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,223,797	14,661	2,360,753	1,690,864	(1,568,569)	—	—	—	—
Fixed Income Funds-9.43%@
×,✧✧LVIP BlackRock Inflation Protected Bond Fund	2,192,744	14,661	2,192,412	(2,695)	(12,298)	—	—	—	—
×,✧✧LVIP Delaware Bond Fund	1,616,546	—	1,603,715	(49,254)	36,423	—	—	—	—
×,✧✧LVIP JPMorgan High Yield Fund	2,193,964	14,661	2,220,530	6,881	5,024	—	—	—	—
×,✧✧LVIP PIMCO Low Duration Bond Fund	2,186,055	14,661	2,195,931	(7,621)	2,836	—	—	—	—
✧✧LVIP SSGA Bond Index Fund	14,229,150	1,269,192	5,503,665	(109,024)	(255,233)	9,630,420	885,068	268,893	—
×,✧✧LVIP Western Asset Core Bond Fund	6,049,134	51,315	6,017,986	20,976	(103,439)	—	—	—	—
Global Equity Fund-0.00%@
×,✧✧LVIP Clarion Global Real Estate Fund	3,354,877	21,992	3,345,444	1,167,035	(1,198,460)	—	—	—	—
International Equity Funds-13.83%@
×,✧✧LVIP MFS International Growth Fund	4,475,630	29,323	4,676,050	2,015,157	(1,844,060)	—	—	—	—
×,✧✧LVIP Mondrian International Value Fund	4,426,870	29,323	4,715,669	1,409,645	(1,150,169)	—	—	—	—
×,✧✧LVIP SSGA Emerging Markets 100 Fund	2,247,831	14,661	2,425,649	674,205	(511,048)	—	—	—	—
✧✧LVIP SSGA International Index Fund	17,276,441	1,500,437	2,089,178	88,710	(2,642,618)	14,133,792	1,702,046	421,812	—
Total	$105,835,983	$20,498,682	$64,987,452	$14,277,283	$(19,556,484)	$56,068,012		$1,294,871	$927,017

@ As a percentage of Net Assets as of December 31, 2018.
× Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–34

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2050 Fund
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.57%@
Equity Funds-32.98%@
×,✧✧LVIP Baron Growth Opportunities Fund	$ 417,606	$ 6,883	$ 447,058	$ 130,885	$ (108,316)	$ —	—	$ —	$ —
×,✧✧LVIP Delaware Special Opportunities Fund	417,250	6,883	440,140	87,005	(70,998)	—	—	—	—
×,✧✧LVIP MFS Value Fund	1,668,418	27,531	1,777,954	448,718	(366,713)	—	—	—	—
✧✧LVIP SSGA Mid-Cap Index Fund	1,252,424	730,040	33,892	(703)	(352,729)	1,595,140	148,912	25,627	111,765
✧✧LVIP SSGA S&P 500 Index Fund	13,220,100	6,056,580	7,066,864	471,713	(1,315,662)	11,365,867	672,616	227,085	216,411
✧✧LVIP SSGA Small-Cap Index Fund	835,543	939,593	47,595	(630)	(282,050)	1,444,861	53,752	16,553	60,274
×,✧✧LVIP SSGA Small-Mid Cap 200 Fund	417,196	6,883	427,551	32,764	(29,292)	—	—	—	—
×,✧✧LVIP T. Rowe Price Growth Stock Fund	1,682,051	27,531	1,855,054	556,671	(411,199)	—	—	—	—
×,✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	838,536	13,766	898,725	321,458	(275,035)	—	—	—	—
Fixed Income Funds-7.10%@
×,✧✧LVIP Delaware Bond Fund	244,785	—	242,842	(7,612)	5,669	—	—	—	—
×,✧✧LVIP JPMorgan High Yield Fund	827,448	13,766	845,699	13,987	(9,502)	—	—	—	—
×,✧✧LVIP PIMCO Low Duration Bond Fund	412,248	6,883	418,217	(1,547)	633	—	—	—	—
✧✧LVIP SSGA Bond Index Fund	1,651,250	2,090,568	560,189	(24,448)	(54,504)	3,102,677	285,146	92,037	—
×,✧✧LVIP Western Asset Core Bond Fund	1,820,578	34,414	1,829,856	9,354	(34,490)	—	—	—	—
Global Equity Fund-0.00%@
×,✧✧LVIP Clarion Global Real Estate Fund	1,264,990	20,648	1,273,581	196,826	(208,883)	—	—	—	—
International Equity Funds-14.49%@
×,✧✧LVIP MFS International Growth Fund	1,687,621	27,531	1,780,063	488,999	(424,088)	—	—	—	—
×,✧✧LVIP Mondrian International Value Fund	1,669,412	27,531	1,795,426	375,778	(277,295)	—	—	—	—
×,✧✧LVIP SSGA Emerging Markets 100 Fund	847,645	13,765	923,418	248,519	(186,511)	—	—	—	—
✧✧LVIP SSGA International Index Fund	8,406,772	1,295,252	2,336,945	202,978	(1,237,685)	6,330,372	762,328	187,597	—
Total	$39,581,873	$11,346,048	$25,001,069	$3,550,715	$(5,638,650)	$23,838,917		$548,899	$388,450

@ As a percentage of Net Assets as of December 31, 2018.
× Issuer was not an investment of the Fund at December 31, 2018.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Purchases	$24,619,296	$87,672,830	$103,108,229	$78,675,338	$35,947,498
Sales	28,858,385	89,825,270	103,229,573	72,976,147	28,164,193
LVIP T. Rowe Price Target Date Funds–35

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Funds were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Cost of investments	$26,997,782	$105,942,530	$129,431,875	$ 94,352,192	$43,575,188
Aggregate unrealized appreciation of investments	$ 3,006,922	$ 15,927,409	$ 22,894,568	$ 18,724,899	$ 4,675,486
Aggregate unrealized depreciation of investments	(1,632,985)	(8,161,754)	(12,690,897)	(10,530,433)	(4,300,534)
Net unrealized appreciation of investments	$ 1,373,937	$ 7,765,655	$ 10,203,671	$ 8,194,466	$ 374,952
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2018:
Level 1	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Investments:
Assets:
Affiliated Investment Companies	$13,583,402	$ 58,707,232	$ 75,777,680	$ 56,068,012	$23,838,917
Unaffiliated Investment Companies	14,788,317	55,000,953	63,857,866	46,478,646	20,111,223
Total Investments	$28,371,719	$113,708,185	$139,635,546	$102,546,658	$43,950,140
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP T. Rowe Price Target Date Funds–36

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Year ended December 31, 2018
Ordinary income	$ 619,200	$2,434,144	$2,883,732	$2,104,861	$1,197,514
Long-term capital gains	2,114,745	6,123,286	3,861,499	3,811,005	14,892
Total	$2,733,945	$8,557,430	$6,745,231	$5,915,866	$1,212,406
Year ended December 31, 2017
Ordinary income	$ 695,243	$2,619,510	$3,043,792	$2,191,506	$ 847,046
Long-term capital gains	400,733	4,047,230	3,100,047	2,143,410	51,165
Total	$1,095,976	$6,666,740	$6,143,839	$4,334,916	$ 898,211
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
	LVIP T. Rowe Price 2010 Fund	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund
Undistributed ordinary income	$ 102,917	$ 445,388	$ 399,307	$ 301,284	$ 190,503
Undistributed long-term capital gains	5,085,041	19,982,069	21,037,068	16,378,699	4,740,465
Other temporary differences	(1,884,315)	(9,090,878)	(10,444,602)	(9,772,600)	(2,919,858)
Net unrealized appreciation	1,373,937	7,765,655	10,203,671	8,194,466	374,952
Distributable earnings/(accumulated loss)	$ 4,677,580	$19,102,234	$ 21,195,444	$15,101,849	$ 2,386,062
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP T. Rowe Price 2010 Fund		LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	339,681	302,056	1,489,926	1,362,822	1,596,570	1,541,400
Service Class	65,802	144,417	146,025	168,190	246,293	339,721
Shares reinvested:
Standard Class	190,690	73,910	632,596	461,502	498,643	434,326
Service Class	57,413	18,333	133,985	101,934	107,904	88,034
	653,586	538,716	2,402,532	2,094,448	2,449,410	2,403,481
Shares redeemed:
Standard Class	(862,597)	(864,538)	(2,284,342)	(2,952,961)	(2,411,677)	(2,958,833)
Service Class	(98,642)	(128,779)	(437,226)	(311,810)	(326,933)	(197,841)
	(961,239)	(993,317)	(2,721,568)	(3,264,771)	(2,738,610)	(3,156,674)
Net increase (decrease)	(307,653)	(454,601)	(319,036)	(1,170,323)	(289,200)	(753,193)

LVIP T. Rowe Price Target Date Funds–37

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	LVIP T. Rowe Price 2040 Fund		LVIP T. Rowe Price 2050 Fund
	Year Ended		Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17
Shares sold:
Standard Class	1,075,440	1,112,786	778,378	778,895
Service Class	263,263	449,486	241,694	277,323
Shares reinvested:
Standard Class	421,421	295,990	93,224	63,145
Service Class	132,284	87,838	31,674	19,243
	1,892,408	1,946,100	1,144,970	1,138,606
Shares redeemed:
Standard Class	(1,411,078)	(2,144,616)	(663,314)	(793,094)
Service Class	(267,003)	(319,351)	(95,179)	(52,349)
	(1,678,081)	(2,463,967)	(758,493)	(845,443)
Net increase (decrease)	214,327	(517,867)	386,477	293,163
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Prior to February 1, 2018, each Fund could use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund could invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, each Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to hedge currency risks associated with the Funds’ investments.
No futures contracts were outstanding at December 31, 2018.
LVIP T. Rowe Price 2010 Fund
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(112,549)	$16,957
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(26,296)	4,966
Total		$(138,845)	$21,923
LVIP T. Rowe Price Target Date Funds–38

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
LVIP T. Rowe Price 2020 Fund
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(496,929)	$ 84,716
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(145,254)	26,242
Total		$(642,183)	$110,958
LVIP T. Rowe Price 2030 Fund
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(639,479)	$115,219
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(215,163)	41,152
Total		$(854,642)	$156,371
LVIP T. Rowe Price 2040 Fund
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(497,243)	$ 86,352
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(161,164)	29,819
Total		$(658,407)	$116,171
LVIP T. Rowe Price Target Date Funds–39

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 7. Derivatives (continued)
LVIP T. Rowe Price 2050 Fund
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(188,611)	$ (8,111)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(72,143)	20,319
Total		$(260,754)	$12,208
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2018.
Short Derivative Volume
Futures Contracts (Average Notional Value)
LVIP T. Rowe Price 2010 Fund	$ 150,767
LVIP T. Rowe Price 2020 Fund	752,290
LVIP T. Rowe Price 2030 Fund	1,055,757
LVIP T. Rowe Price 2040 Fund	785,733
LVIP T. Rowe Price 2050 Fund	300,218
8. Market Risk
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP T. Rowe Price Target Date Funds–40

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP T. Rowe Price Target Date Funds–41

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of the LVIP T. Rowe Price Target Date Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund and LVIP T. Rowe Price 2050 Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP T. Rowe Price Target Date Funds–42

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement (“Investment Management Agreement” or “Advisory Agreement”) between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) for five series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreement and the factors they should consider in evaluating such agreement. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal or approval of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to renew the Investment Management Agreement. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the Investment Management Agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment advisor including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that, effective February 1, 2018, the Funds were restructured and T. Rowe Price Associates, Inc. (“T. Rowe”) became sub-adviser to manage each Fund’s glide path asset allocation. The Board also considered that, prior to February 1, 2018, the Funds were managed with a risk management overlay strategy using up to 20% of net assets with at least 80% of each Fund’s net assets invested by a different sub-adviser in underlying funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board was provided with performance information (including total return, standard deviation and Sharpe ratio) by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund comparing the Funds’ performance to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC has delegated day-to-day portfolio management of the Funds to T. Rowe and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored T. Rowe’s investment performance.
The Board reviewed each Fund’s total return compared to the total returns of a peer group of funds included in the applicable Morningstar Target-Date funds category and the applicable S&P Target Date TR USD Index. The Board considered that the peer group contained a limited number of funds. The Board considered that each Fund had been restructured effective February 1, 2018 and that T. Rowe Price became the sub-adviser to each Fund also on February 1, 2018. The Board concluded that the services provided by LIAC were satisfactory.
LVIP T. Rowe Price Target Date Funds–43

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board also considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2019. The Board noted that the net investment management fee for each Fund, giving effect to each Fund’s advisory fee waiver, was higher than the median net investment management fee of the respective Morningstar peer group. The Board considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was within range of the median net expense ratio of the respective Morningstar peer group (including AFFE) for each Fund. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver and expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered LVIP T. Rowe Price 2010 Fund’s and LVIP T. Rowe Price 2050 Fund’s asset levels and that LIAC had implemented an advisory fee waiver and an expense limitation for each Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Management Agreement for each Fund are fair and reasonable, and that the continuation of the Investment Management Agreement is in the best interests of each Fund.
LVIP T. Rowe Price Target Date Funds–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP T. Rowe Price Target Date Funds–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP T. Rowe Price Target Date Funds–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP T. Rowe Price Target Date Funds–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Target Date Funds–48

LVIP T. Rowe Price Growth Stock Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Growth Stock Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned (1.12%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 1000® Growth Index1, returned (1.51%).
Overall, group weighting was responsible for relative Fund outperformance, as stock selection detracted slightly. Information technology was the leading relative outperformer, followed by industrials and business services and materials. Consumer discretionary and financials were the largest relative detractors.
In 2018, U.S. stocks experienced their worst calendar year losses in a decade, under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Most major U.S. stock indexes reached all-time highs near the end of the third quarter but plunged in the final months of the year. Market volatility was elevated throughout the year, thanks in part to rising interest rates. Concerns that corporate earnings growth will slow in 2019 also weighed on stocks.
Information technology was the leading driver of relative outperformance, due to stock selection. Shares of Red Hat gained as growing demand for hybrid cloud solutions and a record number of large deals fueled topline growth. Shares traded higher after the announcement that the company would be acquired by IBM. Below-benchmark exposure to Apple bolstered relative performance, as shares sold off due to softer-than-expected demand for the latest iPhone launch, particularly in China. We hold a limited position in Apple due to concerns over saturation and elongation of replacement cycles for smartphones. Shares of Workday appreciated due to better-than-expected organic subscription revenue and billings growth.
Both an underweight to industrials and business services and stock choices in the sector had a positive relative impact. Boeing shares benefited from continued expansion of operating margins. Underweighting the materials sector also aided relative performance.
In contrast, security selection within consumer discretionary weighed on relative returns. Investor sentiment for Alibaba Group Holding waned due to concerns over trade and regulatory uncertainty in China and the impending departure of the chairman and founder, Jack Ma.
Financials also detracted on a relative basis, largely on stock choices. Shares of Morgan Stanley came under pressure due to investor concerns over decelerating transaction revenue and compression of advisory fees impacting results of the company’s wealth management division.
Although the fourth-quarter market sell-off was painful, we were not surprised to see a downturn given the length of the bull market and the third-quarter rally that pushed some equity valuations to overly elevated levels. Entering 2019, our expectations are more muted than they were a year ago, although we do not believe a near-term recession is likely. We believe corporate earnings and economic growth could increase at a slower pace than in 2018 but should remain positive.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Joseph B. Fath
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $43,599. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $41,481. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 1.12%
Five Years	+ 10.04%
Ten Years	+ 15.86%
Service Class Shares
One Year	- 1.37%
Five Years	+ 9.77%
Ten Years	+ 15.58%
1. The Russell 1000®Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$900.30	0.68%	$3.26
Service Class Shares	1,000.00	899.30	0.93%	4.45
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.77%
Aerospace & Defense	4.41%
Auto Components	0.87%
Automobiles	2.05%
Banks	0.48%
Biotechnology	2.27%
Capital Markets	3.96%
Chemicals	0.70%
Electric Utilities	0.44%
Equity Real Estate Investment Trusts	0.54%
Health Care Equipment & Supplies	5.41%
Health Care Providers & Services	7.74%
Hotels, Restaurants & Leisure	2.73%
Household Durables	0.40%
Industrial Conglomerates	1.43%
Insurance	0.75%
Internet & Direct Marketing Retail	12.03%
Internet Software & Services	14.49%
IT Services	10.19%
Machinery	1.31%
Media	1.42%
Multiline Retail	1.85%
Multi-Utilities	0.86%
Pharmaceuticals	0.28%
Professional Services	1.53%
Semiconductors & Semiconductor Equipment	1.56%
Software	15.03%
Technology Hardware, Storage & Peripherals	0.76%
Textiles, Apparel & Luxury Goods	1.13%
Tobacco	0.97%
Water Utilities	0.18%
Convertible Bond	0.16%
Convertible Preferred Stocks	1.03%
Money Market Fund	1.05%
Total Investments	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Amazon.com	8.58%
Microsoft	5.24%
Facebook Class A	3.79%
Boeing	3.56%
Visa Class A	3.48%
Alphabet Class A	3.16%
Alphabet Class C	3.06%
UnitedHealth Group	2.83%
Mastercard Class A	2.80%
Tencent Holdings	2.26%
Total	38.76%

IT–Information Technology

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.77%
Aerospace & Defense–4.41%
Boeing	145,477	$ 46,916,332
Northrop Grumman	45,541	11,152,991
		58,069,323
Auto Components–0.87%
Aptiv	186,282	11,469,383
		11,469,383
Automobiles–2.05%
Ferrari	70,707	7,031,104
†Tesla	59,789	19,897,779
		26,928,883
Banks–0.48%
JPMorgan Chase & Co.	65,040	6,349,205
		6,349,205
Biotechnology–2.27%
†Alexion Pharmaceuticals	97,896	9,531,155
†Vertex Pharmaceuticals	122,927	20,370,233
		29,901,388
Capital Markets–3.96%
Charles Schwab	380,563	15,804,781
Intercontinental Exchange	124,800	9,401,184
Morgan Stanley	193,695	7,680,007
S&P Global Inc	11,750	1,996,795
TD Ameritrade Holding	352,888	17,277,397
		52,160,164
Chemicals–0.70%
DowDuPont	172,791	9,240,863
		9,240,863
Electric Utilities–0.44%
NextEra Energy	33,477	5,818,972
		5,818,972
Equity Real Estate Investment Trusts–0.54%
Crown Castle International	65,804	7,148,288
		7,148,288
Health Care Equipment & Supplies–5.41%
Becton Dickinson & Co.	113,334	25,536,417
†Intuitive Surgical	43,798	20,975,738
Stryker	157,682	24,716,654
		71,228,809
Health Care Providers & Services–7.74%
Anthem	73,787	19,378,680
†Centene	91,627	10,564,593
†Cigna	93,990	17,850,581
HCA Healthcare	27,370	3,406,196
Humana	17,297	4,955,245
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
UnitedHealth Group	149,802	$ 37,318,674
†WellCare Health Plans	35,932	8,483,186
		101,957,155
Hotels, Restaurants & Leisure–2.73%
Las Vegas Sands	176,573	9,190,625
McDonald's	56,553	10,042,116
MGM Resorts International	231,811	5,623,735
Wynn Resorts	112,150	11,092,756
		35,949,232
Household Durables–0.40%
†NVR	2,163	5,271,209
		5,271,209
Industrial Conglomerates–1.43%
Honeywell International	44,900	5,932,188
Roper Technologies	48,534	12,935,282
		18,867,470
Insurance–0.75%
Chubb	76,898	9,933,684
		9,933,684
Internet & Direct Marketing Retail–12.03%
†Amazon.com	75,200	112,948,144
†Booking Holdings	15,217	26,210,065
†Netflix	71,621	19,170,077
=†πUber Technologies Class A	2,164	105,538
		158,433,824
Internet Software & Services–14.49%
†Alibaba Group Holding ADR	172,681	23,669,385
†Alphabet Class A	39,800	41,589,408
†Alphabet Class C	38,863	40,246,911
†Facebook Class A	380,431	49,870,700
†InterActiveCorp	30,489	5,580,706
Tencent Holdings	742,900	29,775,672
		190,732,782
IT Services–10.19%
Fidelity National Information Services	106,000	10,870,300
†Fiserv	137,167	10,080,403
Mastercard Class A	195,749	36,928,049
†PayPal Holdings	159,948	13,450,027
Visa Class A	347,048	45,789,513
†Worldpay Class A	223,709	17,098,079
		134,216,371
Machinery–1.31%
Fortive	183,100	12,388,546
LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Wabtec	69,154	$ 4,858,068
		17,246,614
Media–1.42%
Walt Disney	170,203	18,662,759
		18,662,759
Multiline Retail–1.85%
Dollar General	45,350	4,901,428
†Dollar Tree	142,644	12,883,606
Dollarama	275,574	6,554,269
		24,339,303
Multi-Utilities–0.86%
Sempra Energy	104,124	11,265,176
		11,265,176
Pharmaceuticals–0.28%
Eli Lilly & Co.	32,347	3,743,195
		3,743,195
Professional Services–1.53%
Equifax	98,239	9,148,998
TransUnion	192,137	10,913,381
=†πWeWork Companies Class A	681	35,283
		20,097,662
Semiconductors & Semiconductor Equipment–1.56%
ASML Holding (New York shares)	59,194	9,211,770
NVIDIA	84,386	11,265,531
		20,477,301
Software–15.03%
Activision Blizzard	120,969	5,633,526
†Electronic Arts	139,781	11,030,119
Intuit	90,702	17,854,689
Microsoft	679,201	68,986,446
†Red Hat	105,754	18,574,633
†salesforce.com	130,788	17,914,032
†ServiceNow	44,262	7,880,849
†Splunk	80,183	8,407,187
Symantec	886,177	16,744,314
VMware Class A	83,551	11,457,349
†Workday Class A	83,998	13,412,801
		197,895,945
Technology Hardware, Storage & Peripherals–0.76%
Apple	63,538	10,022,484
		10,022,484
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–1.13%
NIKE Class B	199,871	$ 14,818,436
		14,818,436
Tobacco–0.97%
Philip Morris International	191,953	12,814,782
		12,814,782
Water Utilities–0.18%
American Water Works	25,547	2,318,901
		2,318,901
Total Common Stock (Cost $954,378,323)		1,287,379,563
CONVERTIBLE PREFERRED STOCKS–1.03%
=†πAirbnb Series D	14,304	1,518,083
=†πAirbnb Series E	14,245	1,511,822
=†πAnt International Class C	747,330	4,192,521
=†πMagic Leap Series D	43,618	1,177,686
=†πMagic Leap Series C	47,862	1,292,274
=†πUber Technologies Series E	95	4,633
=†πUber Technologies Series G	34,107	1,663,398
=†πUber Technologies Series C-2	177	8,632
=†πUber Technologies Series A	308	15,021
=†πUber Technologies	789	38,480
=†πUber Technologies Series B	827	40,333
=†πUber Technologies Series C-3	2	98
=†πUber Technologies Series C-1	219	10,681
=†πUber Technologies Series D	197	9,608
=†πUber Technologies Series G-1	474	23,117
=†πWeWork Companies Series E	17,187	890,458
=†πXiaoju Kuaizhi (Didi)	26,379	1,237,175
Total Convertible Preferred Stocks (Cost $11,442,623)		13,634,020

	Principal Amount°
CONVERTIBLE BOND–0.16%
Caesars Entertainment 5.00%, exercise price $5.00, maturity date 10/1/24	1,697,015	2,110,690
Total Convertible Bond (Cost $2,870,887)		2,110,690

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
	Number of Shares	Value(U.S. $)
MONEY MARKET FUND–1.05%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	13,783,032	$ 13,783,032
Total Money Market Fund (Cost $13,783,032)		13,783,032
TOTAL INVESTMENTS–100.01% (Cost $982,474,865)	1,316,907,305
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.01%)	(126,117)
NET ASSETS APPLICABLE TO 33,264,322 SHARES OUTSTANDING–100.00%	$1,316,781,188
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($1,000,658,952 / 25,138,873 Shares)	$39.805
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($316,122,236 / 8,125,449 Shares)	$38.905
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$ 898,501,928
Distributable earnings/(accumulated loss)	418,279,260
TOTAL NET ASSETS	$1,316,781,188

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2018, the aggregate value of restricted securities was $13,774,841, which represented 1.05% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
Restricted Securities
Investment	Date of Acquisition	Cost	Value
Airbnb Series D	4/16/2014	$ 582,359	$ 1,518,083
Airbnb Series E	7/14/2015	1,326,130	1,511,822
Ant International Class C	6/7/2018	4,192,521	4,192,521
Magic Leap Series C	1/20/2016	1,102,406	1,292,274
Magic Leap Series D	10/12/2017	1,177,686	1,177,686
Uber Technologies	1/16/2018	26,012	38,480
Uber Technologies Class A	1/16/2018	71,345	105,538
Uber Technologies Series A	1/16/2018	10,154	15,021
Uber Technologies Series B	1/16/2018	27,265	40,333
Uber Technologies Series C-1	1/16/2018	7,220	10,681
Uber Technologies Series C-2	1/16/2018	5,836	8,632
Uber Technologies Series C-3	1/16/2018	66	98
Uber Technologies Series D	1/16/2018	6,495	9,608
Uber Technologies Series E	1/16/2018	3,132	4,633
Uber Technologies Series G	12/3/2015	1,663,473	1,663,398
Uber Technologies Series G-1	1/16/2018	23,118	23,117
WeWork Companies Class A	6/23/2015	22,398	35,283
WeWork Companies Series E	6/23/2015	565,274	890,458
Xiaoju Kuaizhi (Didi)	10/19/2015	723,476	1,237,175
Total		$11,536,366	$13,774,841
★	Includes $756,704 payable for fund shares redeemed, $78,930 other accrued expenses payable and $759,093 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 11,508,016
Foreign Taxes Withheld	(26,346)
Interest	(59,796)
11,421,874
EXPENSES:
Management fees	8,174,938
Distribution fees-Service Class	872,673
Shareholder servicing fees	373,372
Accounting and administration expenses	314,692
Reports and statements to shareholders	57,399
Professional fees	56,035
Trustees’ fees and expenses	41,735
Custodian fees	28,291
Pricing fees	6,899
Consulting fees	2,501
Other	13,408
9,941,943
Less:
Management fees waived	(285,936)
Total operating expenses	9,656,007
NET INVESTMENT INCOME	1,765,867
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	96,061,582
Foreign currencies	41,769
Foreign currency exchange contracts	(48,070)
Net realized gain	96,055,281
Net change in unrealized appreciation (depreciation) of:
Investments	(112,404,257)
Foreign currencies	(509)
Net change in unrealized appreciation (depreciation)	(112,404,766)
NET REALIZED AND UNREALIZED LOSS	(16,349,485)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (14,583,618)
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,765,867	$ 1,841,553
Net realized gain	96,055,281	120,466,528
Net change in unrealized appreciation (depreciation)	(112,404,766)	222,852,073
Net increase (decrease) in net assets resulting from operations	(14,583,618)	345,160,154
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(74,120,979)	(16,853,219)
Service Class	(28,411,523)	(5,339,099)
	(102,532,502)	(22,192,318)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	269,193,865	172,681,238
Service Class	67,311,652	56,823,569
Reinvestment of dividends and distributions:
Standard Class	74,120,979	16,853,219
Service Class	28,411,523	5,339,099
	439,038,019	251,697,125
Cost of shares redeemed:
Standard Class	(182,180,420)	(341,686,246)
Service Class	(71,052,224)	(64,080,609)
	(253,232,644)	(405,766,855)
Increase (decrease) in net assets derived from capital share transactions	185,805,375	(154,069,730)
NET INCREASE IN NET ASSETS	68,689,255	168,898,106
NET ASSETS:
Beginning of year	1,248,091,933	1,079,193,827
End of year	$1,316,781,188	$1,248,091,933
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,972,314)
Net realized gain:
Standard Class		(14,880,905)
Service Class		(5,339,099)
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 43.584	$ 33.206	$ 33.230	$ 31.180	$ 28.681
Income (loss) from investment operations:
Net investment income (loss)[1]	0.094	0.083	0.044	(0.011)	(0.015)
Net realized and unrealized gain (loss)	(0.084)	11.105	0.412	3.294	2.514
Total from investment operations	0.010	11.188	0.456	3.283	2.499
Less dividends and distributions from:
Net investment income	(0.082)	(0.095)	(0.033)	—	—
Net realized gain	(3.707)	(0.715)	(0.443)	(1.233)	—
Return of capital	—	—	(0.004)	—	—
Total dividends and distributions	(3.789)	(0.810)	(0.480)	(1.233)	—
Net asset value, end of period	$ 39.805	$ 43.584	$ 33.206	$ 33.230	$ 31.180
Total return[2]	(1.12%)	33.69%	1.39%	10.73%	8.71%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,000,659	$924,211	$829,032	$624,231	$201,096
Ratio of expenses to average net assets	0.68%	0.68%	0.68%	0.71%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.70%	0.69%	0.71%	0.76%
Ratio of net investment income (loss) to average net assets	0.21%	0.21%	0.14%	(0.03%)	(0.05%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.19%	0.19%	0.13%	(0.03%)	(0.05%)
Portfolio turnover	50%	60%	44%	35%	41%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 42.736	$ 32.582	$ 32.662	$ 30.743	$ 28.351
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.020)	(0.015)	(0.035)	(0.093)	(0.087)
Net realized and unrealized gain (loss)	(0.065)	10.884	0.402	3.245	2.479
Total from investment operations	(0.085)	10.869	0.367	3.152	2.392
Less dividends and distributions from:
Net investment income	(0.039)	—	—	—	—
Net realized gain	(3.707)	(0.715)	(0.443)	(1.233)	—
Return of capital	—	—	(0.004)	—	—
Total dividends and distributions	(3.746)	(0.715)	(0.447)	(1.233)	—
Net asset value, end of period	$ 38.905	$ 42.736	$ 32.582	$ 32.662	$ 30.743
Total return[2]	(1.37%)	33.36%	1.15%	10.45%	8.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$316,122	$323,881	$250,162	$274,131	$190,460
Ratio of expenses to average net assets	0.93%	0.93%	0.93%	0.96%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.95%	0.94%	0.96%	1.01%
Ratio of net investment income (loss) to average net assets	(0.04%)	(0.04%)	(0.11%)	(0.28%)	(0.30%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.06%)	(0.06%)	(0.12%)	(0.28%)	(0.30%)
Portfolio turnover	50%	60%	44%	35%	41%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $1,642 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the Fund's average daily net assets; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund's average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. When Fund assets are less than $1 billion, the waiver amount is 0.00%. When Fund assets are greater than $1 billion, the waiver amount is 0.025% of the first $1 billion of average daily net assets of the Fund and 0.0125% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$73,233
Legal	14,537
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $39,119 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of
LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$660,545
Distribution fees payable to LFD	68,665
Printing and mailing fees payable to Lincoln Life	(1,360)
Shareholder servicing fees payable to Lincoln Life	31,243
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $1,102,880 and securities sales of $5,701,425, which resulted in net realized gains of $2,125,214.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$720,883,528
Sales	641,696,300
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$988,749,507
Aggregate unrealized appreciation of investments	$385,938,602
Aggregate unrealized depreciation of investments	(57,780,804)
Net unrealized appreciation of investments	$328,157,798
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 58,069,323	$ —	$ —	$ 58,069,323
Auto Components	11,469,383	—	—	11,469,383
Automobiles	26,928,883	—	—	26,928,883
Banks	6,349,205	—	—	6,349,205
Biotechnology	29,901,388	—	—	29,901,388
Capital Markets	52,160,164	—	—	52,160,164
Chemicals	9,240,863	—	—	9,240,863
Electric Utilities	5,818,972	—	—	5,818,972
Equity Real Estate Investment Trusts	7,148,288	—	—	7,148,288
Health Care Equipment & Supplies	71,228,809	—	—	71,228,809
Health Care Providers & Services	101,957,155	—	—	101,957,155
Hotels, Restaurants & Leisure	35,949,232	—	—	35,949,232
Household Durables	5,271,209	—	—	5,271,209
Industrial Conglomerates	18,867,470	—	—	18,867,470
Insurance	9,933,684	—	—	9,933,684
Internet & Direct Marketing Retail	158,328,286	—	105,538	158,433,824
Internet Software & Services	160,957,110	29,775,672	—	190,732,782
IT Services	134,216,371	—	—	134,216,371
Machinery	17,246,614	—	—	17,246,614
Media	18,662,759	—	—	18,662,759
Multiline Retail	24,339,303	—	—	24,339,303
Multi-Utilities	11,265,176	—	—	11,265,176
Pharmaceuticals	3,743,195	—	—	3,743,195
Professional Services	20,062,379	—	35,283	20,097,662
Semiconductors & Semiconductor Equipment	20,477,301	—	—	20,477,301
Software	197,895,945	—	—	197,895,945
Technology Hardware, Storage & Peripherals	10,022,484	—	—	10,022,484
Textiles, Apparel & Luxury Goods	14,818,436	—	—	14,818,436
Tobacco	12,814,782	—	—	12,814,782
Water Utilities	2,318,901	—	—	2,318,901
Convertible Bond	—	2,110,690	—	2,110,690
Convertible Preferred Stocks	—	—	13,634,020	13,634,020
Money Market Fund	13,783,032	—	—	13,783,032
Total Investments	$1,271,246,102	$31,886,362	$13,774,841	$1,316,907,305
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Preferred Stock	Total
Balance as of 12/31/17	$ 494,602	$10,253,290	$10,747,892
Purchases	71,345	4,301,819	4,373,164
Sales	(88,048)	(1,711,369)	(1,799,417)
Transfer In	—	—	—
Transfer Out	(405,025)	—	(405,025)
Net realized gain	11,668	528,175	539,843
Net change in unrealized appreciation (depreciation)	56,279	262,105	318,384
Balance as of 12/31/18	$ 140,821	$13,634,020	$13,774,841
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/18	$ 38,252	$ 213,098	$ 251,350
LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
We did not present a table including the quantitative information about significant unobservable inputs used in Level 3 fair value measurements as all unobservable Level 3 measurements were provided by third parties without adjustments as of December 31, 2018.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and tax treatment of passive foreign investment companies (“PFIC”).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$8,003,372	$22,192,318
Long-term capital gains	94,529,130	—
Total	$102,532,502	$22,192,318
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,011,812
Undistributed long-term capital gains	89,110,457
Net unrealized appreciation	328,156,991
Distributable earnings/(accumulated loss)	$418,279,260
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	6,197,316	4,334,780
Service Class	1,491,730	1,447,771
Shares reinvested:
Standard Class	1,611,372	387,039
Service Class	630,645	125,035
	9,931,063	6,294,625
Shares redeemed:
Standard Class	(3,874,864)	(8,482,850)
Service Class	(1,575,635)	(1,672,107)
	(5,450,499)	(10,154,957)
Net increase (decrease)	4,480,564	(3,860,332)
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result, should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(48,070)	$—
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$1,570,204	$562,628
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP T. Rowe Price Growth Stock Fund–16

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Growth Stock Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Growth Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Growth Stock Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving
LVIP T. Rowe Price Growth Stock Fund–19

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Growth Stock Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three, five and ten year periods. The Board concluded that the services provided by TRP were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, for the LVIP T. Rowe Price Growth Stock Fund, compared against the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that can benefit TRP and its clients and other benefits to TRP in including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP T. Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP T. Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP T. Rowe Price Growth Stock Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP T. Rowe Price Growth Stock Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Growth Stock Fund–24

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned (3.08%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell Midcap® Growth Index1, returned (4.75%).
Broadly speaking, stock selection contributed to relative Fund performance, as did sector allocation. At the sector level, materials, information technology, financials, and communication services contributed to relative performance, and health care detracted.
In 2018, U.S. stocks experienced their worst calendar year losses in a decade, under pressure from rising interest rates, global trade tensions, and worries about slowing global growth. Large-cap stocks outpaced mid- and small-caps, as measured by Russell indexes, with growth outpacing value across all capitalization levels. Materials, energy, and financials had the largest declines, while consumer staples and information technology rose.
Materials benefited relative results, due to stock selection. Shares of Ball, a leading global manufacturer of metal food and beverage packaging products, were under pressure early in the year but rebounded after Ball announced a strategically sound joint venture project with Platinum Equity and closed one of its smaller Brazilian plants. Shares of coatings company RPM jumped in late June and remained elevated following an announcement that activist investor Elliott Management had taken a sizable position in the company.
Security selection in information technology supported relative performance. Atlassian is best known for its application development software Jira, which has become the standard workflow platform for programmers worldwide. Shares traded higher following a string of results reflecting accelerating billings, solid revenue growth, and strong free cash flow generation.
In financials, stock selection boosted relative results. Shares of Progressive, a best-in-class insurance carrier and a major player in the personal auto market, rose during the period on impressive results driven by factors including the rising auto pricing cycle, underwriting margin improvement, and rising investment income.
Stock selection in communication services also benefited relative performance. Match’s portfolio of dating websites includes Match.com, Tinder, PlentyOfFish, and OKCupid. Shares traded higher amid strong growth out of Tinder, which continued to exhibit subscriber growth and renewal momentum.
Conversely, health care hindered relative results, due to security selection. Detractors included Perrigo, a conglomerate health care company. The firm recently sold an interest in royalty payments from pharmaceutical firm Biogen for its multiple sclerosis drug Tysabri, and we believe activist investment in the firm has created an incentive to continue to unlock value. However, a recent filing revealed that the firm has been notified by the Irish government that it may be liable for a substantial back tax bill as a result of the Tysabri sale by Elan Pharmaceuticals (which Perrigo acquired) to Biogen. Perrigo has refuted the claims, but investor uncertainty has weighed significantly on shares.
While overall global growth is likely to slow in 2019, we generally do not anticipate a recession in the U.S. and expect some rebound in European and Chinese growth. The Federal Reserve has completed most of its anticipated tightening, making further rate hikes less of a challenge. The auto and housing sectors in the U.S. have slowed as rates have risen, but the types of distortions typically apparent at the end of a market cycle are conspicuously absent.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Donald J. Peters
Donald J. Easley
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $41,947. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $40,880. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 3.08%
Five Years	+ 8.18%
Ten Years	+ 15.42%
Service Class Shares
One Year	- 3.31%
Five Years	+ 7.91%
Ten Years	+ 15.13%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$916.90	0.77%	$3.72
Service Class Shares	1,000.00	915.80	1.02%	4.92
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.77%	$3.92
Service Class Shares	1,000.00	1,020.10	1.02%	5.19

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.75%
Aerospace & Defense	2.63%
Air Freight & Logistics	0.37%
Airlines	1.32%
Auto Components	0.66%
Automobiles	0.18%
Banks	1.77%
Beverages	0.54%
Biotechnology	3.33%
Building Products	1.07%
Capital Markets	3.74%
Chemicals	1.64%
Commercial Services & Supplies	2.39%
Communications Equipment	0.48%
Construction & Engineering	0.15%
Construction Materials	0.84%
Consumer Finance	0.23%
Containers & Packaging	1.60%
Diversified Consumer Services	1.04%
Diversified Telecommunication Services	0.14%
Electrical Equipment	1.55%
Electronic Equipment, Instruments & Components	3.16%
Energy Equipment & Services	0.06%
Equity Real Estate Investment Trusts	2.02%
Food & Staples Retailing	0.44%
Food Products	1.52%
Gas Utilities	0.36%
Health Care Equipment & Supplies	3.99%
Health Care Providers & Services	2.22%
Health Care Technology	0.84%
Hotels, Restaurants & Leisure	4.39%
Household Durables	1.03%
Household Products	1.05%
Industrial Conglomerates	0.38%
Insurance	1.82%
Internet & Direct Marketing Retail	0.36%
Internet Software & Services	2.59%
IT Services	7.90%
Life Sciences Tools & Services	1.61%
Machinery	2.98%
Marine	0.10%
Media	0.50%
Metals & Mining	0.15%
Multiline Retail	1.71%
Multi-Utilities	0.21%
Oil, Gas & Consumable Fuels	1.88%
Pharmaceuticals	1.15%
Security Type/Sector	Percentage of Net Assets
Professional Services	3.33%
Real Estate Management & Development	0.20%
Road & Rail	1.33%
Semiconductors & Semiconductor Equipment	5.53%
Software	11.17%
Specialty Retail	4.74%
Technology Hardware, Storage & Peripherals	0.29%
Textiles, Apparel & Luxury Goods	0.91%
Trading Companies & Distributors	0.81%
Water Utilities	0.35%
Convertible Preferred Stocks	1.09%
Money Market Fund	0.18%
Total Investments	100.02%
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Dollar General	1.01%
Microchip Technology	0.98%
Burlington Stores	0.97%
Ross Stores	0.93%
Atlassian Class A	0.93%
ServiceNow	0.89%
Workday Class A	0.88%
Fiserv	0.87%
Hilton Worldwide Holdings	0.85%
Cooper	0.83%
Total	9.14%

IT–Information Technology

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.75%
Aerospace & Defense–2.63%
BWX Technologies	41,600	$ 1,590,368
Harris	44,900	6,045,785
Huntington Ingalls Industries	13,300	2,531,123
L3 Technologies	21,300	3,698,958
Textron	30,300	1,393,497
†TransDigm Group	13,600	4,624,816
		19,884,547
Air Freight & Logistics–0.37%
CH Robinson Worldwide	19,000	1,597,710
Expeditors International of Washington	17,500	1,191,575
		2,789,285
Airlines–1.32%
Alaska Air Group	53,400	3,249,390
American Airlines Group	82,800	2,658,708
Copa Holdings Class A	14,900	1,172,779
†United Continental Holdings	34,900	2,922,177
		10,003,054
Auto Components–0.66%
Aptiv	81,000	4,987,170
		4,987,170
Automobiles–0.18%
Ferrari	13,880	1,380,227
		1,380,227
Banks–1.77%
BankUnited	27,900	835,326
Fifth Third Bancorp	47,800	1,124,734
First Republic Bank	59,400	5,161,860
Pinnacle Financial Partners	17,600	811,360
Signature Bank	12,300	1,264,563
†SVB Financial Group	10,154	1,928,448
Webster Financial	45,212	2,228,499
		13,354,790
Beverages–0.54%
Brown-Forman Class B	59,955	2,852,659
Keurig Dr Pepper	47,900	1,228,156
		4,080,815
Biotechnology–3.33%
†Agios Pharmaceuticals	9,600	442,656
†Alexion Pharmaceuticals	14,600	1,421,456
†Alkermes	53,400	1,575,834
†Alnylam Pharmaceuticals	28,700	2,092,517
†BioMarin Pharmaceutical	51,300	4,368,195
†Bluebird Bio	10,400	1,031,680
†Blueprint Medicines	6,700	361,197
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Exact Sciences	35,300	$ 2,227,430
†Exelixis	86,100	1,693,587
†FibroGen	12,600	583,128
†Immunomedics	37,400	533,698
†Incyte	43,700	2,778,883
†Loxo Oncology	4,700	658,329
†Madrigal Pharmaceuticals	2,630	296,454
†Sage Therapeutics	13,899	1,331,385
†Sarepta Therapeutics	13,000	1,418,690
†Seattle Genetics	35,914	2,034,887
†Ultragenyx Pharmaceutical	7,300	317,404
		25,167,410
Building Products–1.07%
Allegion	39,700	3,164,487
AO Smith	51,900	2,216,130
Fortune Brands Home & Security	70,483	2,677,649
		8,058,266
Capital Markets–3.74%
Cboe Global Markets	49,000	4,793,670
E*TRADE Financial	39,800	1,746,424
FactSet Research Systems	7,150	1,430,930
Lazard Class A	79,100	2,919,581
MarketAxess Holdings	12,600	2,662,506
Moody's	41,100	5,755,644
MSCI	18,000	2,653,740
Nasdaq	23,200	1,892,424
Northern Trust	16,300	1,362,517
State Street	6,400	403,648
TD Ameritrade Holding	53,900	2,638,944
		28,260,028
Chemicals–1.64%
Air Products & Chemicals	12,800	2,048,640
†Axalta Coating Systems	45,300	1,060,926
Celanese Class A	19,100	1,718,427
CF Industries Holdings	26,100	1,135,611
PPG Industries	21,500	2,197,945
RPM International	48,000	2,821,440
Valvoline	71,684	1,387,085
		12,370,074
Commercial Services & Supplies–2.39%
ADT	116,700	701,367
Cintas	22,700	3,813,373
†Copart	58,000	2,771,240
KAR Auction Services	66,900	3,192,468
Ritchie Bros Auctioneers	31,000	1,014,320
Rollins	62,700	2,263,470
†Stericycle	13,200	484,308
Waste Connections	51,725	3,840,581
		18,081,127
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment–0.48%
Motorola Solutions	31,600	$ 3,635,264
		3,635,264
Construction & Engineering–0.15%
Valmont Industries	10,300	1,142,785
		1,142,785
Construction Materials–0.84%
Eagle Materials	18,500	1,129,055
Vulcan Materials	52,718	5,208,538
		6,337,593
Consumer Finance–0.23%
Discover Financial Services	29,300	1,728,114
		1,728,114
Containers & Packaging–1.60%
Avery Dennison	23,500	2,111,005
Ball	132,200	6,078,556
International Paper	36,300	1,465,068
Sealed Air	71,200	2,480,608
		12,135,237
Diversified Consumer Services–1.04%
†Bright Horizons Family Solutions	17,200	1,916,940
†Grand Canyon Education	14,300	1,374,802
Service Corp. International	93,200	3,752,232
†Sotheby's	21,200	842,488
		7,886,462
Diversified Telecommunication Services–0.14%
†Zayo Group Holdings	46,200	1,055,208
		1,055,208
Electrical Equipment–1.55%
Acuity Brands	5,800	666,710
AMETEK	24,225	1,640,033
†Generac Holdings	25,900	1,287,230
Hubbell	26,900	2,672,246
Rockwell Automation	18,500	2,783,880
†Sensata Technologies Holding	60,000	2,690,400
		11,740,499
Electronic Equipment, Instruments & Components–3.16%
Amphenol Class A	73,600	5,963,072
CDW	54,200	4,392,910
Cognex	29,100	1,125,297
†Coherent	18,420	1,947,178
Corning	99,200	2,996,832
FLIR Systems	14,000	609,560
†IPG Photonics	8,400	951,636
†Keysight Technologies	70,362	4,368,073
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
Littelfuse	9,000	$ 1,543,320
		23,897,878
Energy Equipment & Services–0.06%
†Oceaneering International	35,900	434,390
		434,390
Equity Real Estate Investment Trusts–2.02%
American Campus Communities	32,141	1,330,316
CubeSmart	44,800	1,285,312
Equinix	3,388	1,194,473
Federal Realty Investment Trust	5,700	672,828
Iron Mountain	51,900	1,682,079
MGM Growth Properties Class A	69,400	1,832,854
†SBA Communications	33,600	5,439,504
SL Green Realty	10,100	798,708
VEREIT	144,750	1,034,963
		15,271,037
Food & Staples Retailing–0.44%
Casey's General Stores	14,800	1,896,472
PriceSmart	8,500	502,350
†Sprouts Farmers Market	39,900	938,049
		3,336,871
Food Products–1.52%
Conagra Brands	47,700	1,018,872
Hershey	32,600	3,494,068
Hormel Foods	24,800	1,058,464
McCormick & Co Non-Voting Shares	26,800	3,731,632
Tyson Foods Class A	41,700	2,226,780
		11,529,816
Gas Utilities–0.36%
Atmos Energy	29,518	2,736,909
		2,736,909
Health Care Equipment & Supplies–3.99%
†ABIOMED	2,300	747,592
†Align Technology	20,300	4,251,429
Cooper	24,600	6,260,700
†Hologic	106,200	4,364,820
†ICU Medical	6,457	1,482,721
†IDEXX Laboratories	21,700	4,036,634
†Novocure	16,600	555,768
†Penumbra	9,600	1,173,120
STERIS	15,800	1,688,230
Teleflex	16,300	4,213,224

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services	14,700	$ 1,441,041
		30,215,279
Health Care Providers & Services–2.22%
†Acadia Healthcare	40,788	1,048,659
†Centene	50,200	5,788,060
†DaVita	19,400	998,324
†Henry Schein	25,800	2,025,816
†Molina Healthcare	21,600	2,510,352
Universal Health Services Class B	14,800	1,725,088
†WellCare Health Plans	11,431	2,698,745
		16,795,044
Health Care Technology–0.84%
†Cerner	28,700	1,505,028
†Medidata Solutions	25,100	1,692,242
†Veeva Systems Class A	35,300	3,152,996
		6,350,266
Hotels, Restaurants & Leisure–4.39%
Aramark	45,100	1,306,547
Choice Hotels International	20,100	1,438,758
Domino's Pizza	12,300	3,050,277
Dunkin' Brands Group	57,600	3,693,312
Extended Stay America	67,600	1,047,800
Hilton Worldwide Holdings	89,633	6,435,650
MGM Resorts International	89,400	2,168,844
†Norwegian Cruise Line Holdings	41,100	1,742,229
Papa John's International	20,500	816,105
Restaurant Brands International	40,700	2,128,610
Royal Caribbean Cruises	16,900	1,652,651
Wynn Resorts	21,500	2,126,565
Yum Brands	36,400	3,345,888
Yum China Holdings	66,200	2,219,686
		33,172,922
Household Durables–1.03%
†Mohawk Industries	19,900	2,327,504
Newell Brands	35,800	665,522
†NVR	1,260	3,070,607
Toll Brothers	52,400	1,725,532
		7,789,165
Household Products–1.05%
Church & Dwight	59,900	3,939,024
Clorox	26,200	4,038,468
		7,977,492
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates–0.38%
Roper Technologies	10,800	$ 2,878,416
		2,878,416
Insurance–1.82%
Assurant	25,000	2,236,000
Axis Capital Holdings	27,500	1,420,100
Fidelity National Financial	81,000	2,546,640
Progressive	41,000	2,473,530
Willis Towers Watson	33,500	5,087,310
		13,763,580
Internet & Direct Marketing Retail–0.36%
†Ctrip.com International ADR	41,800	1,131,108
†Farfetch Class A	29,354	519,859
†Wayfair Class A	12,030	1,083,663
		2,734,630
Internet Software & Services–2.59%
†2U	10,600	527,032
†DocuSign	16,113	645,809
†Dropbox Class A	61,613	1,258,754
†GoDaddy Class A	42,900	2,815,098
†GrubHub	6,900	529,989
†InterActiveCorp	18,700	3,422,848
Match Group	46,600	1,993,082
†MercadoLibre	3,400	995,690
†Shopify Class A	12,900	1,786,005
†Twilio Class A	14,900	1,330,570
†VeriSign	24,300	3,603,447
†Zillow Group Class A	21,800	685,174
		19,593,498
IT Services–7.90%
†Black Knight	86,255	3,886,650
Booz Allen Hamilton Holding	93,800	4,227,566
†CoreLogic	60,300	2,015,226
†EPAM Systems	11,100	1,287,711
†Euronet Worldwide	17,800	1,822,364
Fidelity National Information Services	59,637	6,115,775
†Fiserv	89,200	6,555,308
†FleetCor Technologies	29,400	5,460,168
†Gartner	42,600	5,445,984
Genpact	47,000	1,268,530
Global Payments	52,200	5,383,386
Leidos Holdings	52,500	2,767,800
†Okta	15,200	969,760
Paychex	29,000	1,889,350
Sabre	104,700	2,265,708
†StoneCo Class A	28,261	521,133
†WEX	16,500	2,310,990

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Worldpay Class A	73,300	$ 5,602,319
		59,795,728
Life Sciences Tools & Services–1.61%
Agilent Technologies	57,400	3,872,204
Bruker	41,000	1,220,570
†IQVIA Holdings	16,900	1,963,273
†Mettler-Toledo International	6,400	3,619,712
†QIAGEN	43,200	1,488,240
		12,163,999
Machinery–2.98%
Altra Industrial Motion	12,105	304,441
Donaldson	23,400	1,015,326
Flowserve	25,900	984,718
Fortive	53,408	3,613,585
Graco	49,400	2,067,390
IDEX	16,125	2,035,943
†Middleby	12,036	1,236,458
Nordson	17,200	2,052,820
PACCAR	23,000	1,314,220
Snap-on	13,400	1,946,886
Toro	31,400	1,754,632
†WABCO Holdings	10,100	1,084,134
Wabtec	23,200	1,629,800
Xylem	22,000	1,467,840
		22,508,193
Marine–0.10%
†Kirby	11,200	754,432
		754,432
Media–0.50%
Altice USA Class A	25,064	414,057
Interpublic Group	43,400	895,342
†Live Nation Entertainment	25,200	1,241,100
Omnicom Group	17,100	1,252,404
		3,802,903
Metals & Mining–0.15%
Wheaton Precious Metals (New York Shares)	59,900	1,169,847
		1,169,847
Multiline Retail–1.71%
Dollar General	71,100	7,684,488
†Dollar Tree	58,400	5,274,688
		12,959,176
Multi-Utilities–0.21%
NiSource	64,000	1,622,400
		1,622,400
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–1.88%
Cabot Oil & Gas	91,300	$ 2,040,555
†Centennial Resource Development Class A	148,500	1,636,470
Cimarex Energy	8,300	511,695
†Concho Resources	16,548	1,700,969
†Continental Resources	23,000	924,370
Diamondback Energy	22,200	2,057,940
HollyFrontier	18,100	925,272
†Jagged Peak Energy	208,100	1,897,872
=†πVenture Global LNG Series B	36	187,200
=†πVenture Global LNG Series C	455	2,366,000
		14,248,343
Pharmaceuticals–1.15%
†Catalent	41,669	1,299,239
†Elanco Animal Health	20,783	655,288
†GW Pharmaceuticals ADR	5,900	574,601
†Jazz Pharmaceuticals	12,700	1,574,292
†Nektar Therapeutics	16,200	532,494
†Neurocrine Biosciences	33,117	2,364,885
Perrigo	24,200	937,750
Zoetis	9,100	778,414
		8,716,963
Professional Services–3.33%
†CoStar Group	14,300	4,823,962
Equifax	38,300	3,566,879
†IHS Markit	62,525	2,999,324
ManpowerGroup	8,400	544,320
Nielsen Holdings	100,600	2,346,998
Robert Half International	25,100	1,435,720
TransUnion	78,000	4,430,400
†Verisk Analytics Class A	40,800	4,448,832
=†πWeWork Companies Class A	11,793	610,996
		25,207,431
Real Estate Management & Development–0.20%
Jones Lang LaSalle	11,800	1,493,880
		1,493,880
Road & Rail–1.33%
†Genesee & Wyoming Class A	18,100	1,339,762
JB Hunt Transport Services	27,000	2,512,080
Kansas City Southern	26,200	2,500,790
Landstar System	10,300	985,401
Old Dominion Freight Line	14,800	1,827,652
Schneider National Class B	48,994	914,718
		10,080,403

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–5.53%
Entegris	101,400	$ 2,828,553
KLA-Tencor	57,200	5,118,828
Lam Research	25,900	3,526,803
Marvell Technology Group	216,511	3,505,313
Maxim Integrated Products	119,400	6,071,490
Microchip Technology	102,800	7,393,376
Monolithic Power Systems	18,800	2,185,500
Skyworks Solutions	84,900	5,689,998
Xilinx	64,300	5,476,431
		41,796,292
Software–11.17%
†ANSYS	8,600	1,229,284
†Atlassian Class A	78,731	7,005,484
†Autodesk	39,900	5,131,539
†Cadence Design Systems	80,500	3,500,140
CDK Global	58,300	2,791,404
†Ceridian HCM Holding	10,526	363,042
†Coupa Software	12,300	773,178
†Electronic Arts	14,700	1,159,977
†Ellie Mae	15,700	986,431
†Fortinet	24,900	1,753,707
†Guidewire Software	43,000	3,449,890
†Palo Alto Networks	18,800	3,540,980
†Paycom Software	8,000	979,600
†Pivotal Software Class A	56,862	929,694
†Proofpoint	19,600	1,642,676
†RealPage	46,787	2,254,666
†Red Hat	21,200	3,723,568
†ServiceNow	38,000	6,765,900
†Splunk	47,200	4,948,920
SS&C Technologies Holdings	94,900	4,280,939
Symantec	109,800	2,074,671
†Synopsys	42,700	3,597,048
†Tableau Software Class A	35,927	4,311,240
†Take-Two Interactive Software	16,600	1,708,804
†Tyler Technologies	13,200	2,452,824
†Ultimate Software Group	15,400	3,770,998
†Workday Class A	41,605	6,643,486
†Zendesk	27,400	1,599,338
†Zynga Class A	284,500	1,118,085
		84,487,513
Specialty Retail–4.74%
†AutoZone	2,200	1,844,348
†Burlington Stores	44,900	7,303,883
†CarMax	46,400	2,910,672
†Five Below	13,600	1,391,552
†Michaels	40,000	541,600
†O'Reilly Automotive	14,900	5,130,517
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Ross Stores	84,900	$ 7,063,680
Tiffany & Co.	31,998	2,576,159
Tractor Supply	23,100	1,927,464
†Ulta Beauty	17,054	4,175,501
Williams-Sonoma	18,900	953,505
		35,818,881
Technology Hardware, Storage & Peripherals–0.29%
†Pure Storage Class A	134,915	2,169,433
		2,169,433
Textiles, Apparel & Luxury Goods–0.91%
†Lululemon Athletica	18,700	2,274,107
PVH	11,800	1,096,810
Tapestry	104,400	3,523,500
		6,894,417
Trading Companies & Distributors–0.81%
Fastenal	11,800	617,022
†HD Supply Holdings	111,900	4,198,488
Watsco	9,300	1,294,002
		6,109,512
Water Utilities–0.35%
American Water Works	29,221	2,652,390
		2,652,390
Total Common Stock (Cost $539,270,773)		747,007,284
CONVERTIBLE PREFERRED STOCKS–1.09%
=†πAirbnb Series D	18,795	1,994,713
=†πAirbnb Series E	2,425	257,365
=†πSlack Technologies Series H	47,137	561,402
=†πTanium Series G	234,645	2,039,065
=†πWeWork Companies Series D2	21,933	1,136,349
=†πWeWork Companies Series D1	27,915	1,446,276
=†πWeWork Companies Series E	16,055	831,810
Total Convertible Preferred Stocks (Cost $4,075,055)		8,266,980

MONEY MARKET FUND–0.18%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	1,346,569	1,346,569
Total Money Market Fund (Cost $1,346,569)		1,346,569

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–100.02% (Cost $544,692,397)	$756,620,833
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(116,127)
NET ASSETS APPLICABLE TO 32,876,973 SHARES OUTSTANDING–100.00%	$756,504,706
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($547,099,308 / 23,522,355 Shares)	$23.259
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($209,405,398 / 9,354,618 Shares)	$22.385
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$488,440,921
Distributable earnings/(accumulated loss)	268,063,785
TOTAL NET ASSETS	$756,504,706

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2018, the aggregate value of restricted securities was $11,431,176, which represented 1.51% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Airbnb Series D	4/16/2014	$ 765,201	$ 1,994,713
Airbnb Series E	7/14/2015	225,754	257,365
Slack Technologies Series H	8/17/2018	561,180	561,402
Tanium Series G	8/26/2015	1,164,848	2,039,065
Venture Global LNG Series B	3/8/2018	108,720	187,200
Venture Global LNG Series C	10/16/2017	1,693,275	2,366,000
WeWork Companies Class A	12/9/2014	172,197	610,996
WeWork Companies Series D1	12/9/2014	464,818	1,446,276
WeWork Companies Series D2	12/9/2014	365,211	1,136,349
WeWork Companies Series E	6/23/2015	528,043	831,810
Total		$6,049,247	$11,431,176
★	Includes $382,181 payable for securities purchased, $511,242 due to manager and affiliates, $56,678 other accrued expenses payable and $453,470 payable for fund shares redeemed as of December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
LNG–Liquefied Natural Gas
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 9,149,223
Interest	22,203
Foreign Taxes Withheld	(22,867)
9,148,559
EXPENSES:
Management fees	5,687,336
Distribution fees-Service Class	528,647
Shareholder servicing fees	240,358
Accounting and administration expenses	203,966
Reports and statements to shareholders	79,339
Professional fees	42,689
Trustees’ fees and expenses	26,938
Custodian fees	9,095
Pricing fees	3,625
Consulting fees	2,241
Other	10,218
6,834,452
Less:
Management fees waived	(39,710)
Total operating expenses	6,794,742
NET INVESTMENT INCOME	2,353,817
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	68,741,628
Foreign currencies	(19)
Net realized gain	68,741,609
Net change in unrealized appreciation (depreciation) of investments	(91,033,723)
NET REALIZED AND UNREALIZED LOSS	(22,292,114)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,938,297)
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,353,817	$ 695,197
Net realized gain	68,741,609	57,439,091
Net change in unrealized appreciation (depreciation)	(91,033,723)	106,942,737
Net increase (decrease) in net assets resulting from operations	(19,938,297)	165,077,025
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(48,324,420)	(19,698,032)
Service Class	(17,824,619)	(5,472,096)
	(66,149,039)	(25,170,128)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	52,400,310	47,313,149
Service Class	62,884,754	44,966,824
Reinvestment of dividends and distributions:
Standard Class	48,324,420	19,698,032
Service Class	17,824,619	5,472,096
	181,434,103	117,450,101
Cost of shares redeemed:
Standard Class	(133,038,446)	(74,157,369)
Service Class	(36,439,532)	(27,638,121)
	(169,477,978)	(101,795,490)
Increase in net assets derived from capital share transactions	11,956,125	15,654,611
NET INCREASE (DECREASE) IN NET ASSETS	(74,131,211)	155,561,508
NET ASSETS:
Beginning of year	830,635,917	675,074,409
End of year	$ 756,504,706	$ 830,635,917
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (1,193,521)
Net realized gain:
Standard Class		(18,504,511)
Service Class		(5,472,096)
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 25.969	$ 21.510	$ 21.097	$ 22.079	$ 20.943
Income (loss) from investment operations:
Net investment income[1]	0.094	0.035	0.048	0.025	0.032
Net realized and unrealized gain (loss)	(0.608)	5.236	1.526	0.420	2.346
Total from investment operations	(0.514)	5.271	1.574	0.445	2.378
Less dividends and distributions from:
Net investment income	(0.099)	(0.049)	(0.062)	(0.028)	(0.052)
Net realized gain	(2.097)	(0.763)	(1.099)	(1.399)	(1.190)
Total dividends and distributions	(2.196)	(0.812)	(1.161)	(1.427)	(1.242)
Net asset value, end of period	$ 23.259	$ 25.969	$ 21.510	$ 21.097	$ 22.079
Total return[2]	(3.08%)	24.74%	7.56%	2.10%	11.59%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$547,099	$639,333	$536,444	$519,709	$430,439
Ratio of expenses to average net assets	0.76%	0.76%	0.75%	0.75%	0.76%
Ratio of net investment income to average net assets	0.34%	0.15%	0.23%	0.11%	0.15%
Portfolio turnover	24%	28%	26%	26%	34%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 25.068	$ 20.799	$ 20.440	$ 21.461	$ 20.394
Income (loss) from investment operations:
Net investment income (loss)[1]	0.025	(0.024)	(0.004)	(0.030)	(0.021)
Net realized and unrealized gain (loss)	(0.571)	5.056	1.473	0.408	2.278
Total from investment operations	(0.546)	5.032	1.469	0.378	2.257
Less dividends and distributions from:
Net investment income	(0.040)	—	(0.011)	—	—
Net realized gain	(2.097)	(0.763)	(1.099)	(1.399)	(1.190)
Total dividends and distributions	(2.137)	(0.763)	(1.110)	(1.399)	(1.190)
Net asset value, end of period	$ 22.385	$ 25.068	$ 20.799	$ 20.440	$ 21.461
Total return[2]	(3.31%)	24.44%	7.29%	1.85%	11.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$209,406	$191,303	$138,630	$135,470	$112,165
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	0.09%	(0.10%)	(0.02%)	(0.14%)	(0.10%)
Portfolio turnover	24%	28%	26%	26%	34%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize the value of your shares (capital appreciation).
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value using methods approved by the Board.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $68 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.70% of the next $200 million; and 0.65% of the Fund’s average daily net assets in excess of $400 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$47,040
Legal	9,323
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $64,419 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$446,989
Distribution fees payable to LFD	44,722
Printing and mailing fees payable to Lincoln Life	683
Shareholder servicing fees payable to Lincoln Life	18,848
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$196,615,628
Sales	245,634,694
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments	$545,403,042
Aggregate unrealized appreciation of investments	$252,252,461
Aggregate unrealized depreciation of investments	(41,034,670)
Net unrealized appreciation of investments	$211,217,791
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 19,884,547	$—	$ —	$ 19,884,547
Air Freight & Logistics	2,789,285	—	—	2,789,285
Airlines	10,003,054	—	—	10,003,054
Auto Components	4,987,170	—	—	4,987,170
Automobiles	1,380,227	—	—	1,380,227
Banks	13,354,790	—	—	13,354,790
Beverages	4,080,815	—	—	4,080,815
Biotechnology	25,167,410	—	—	25,167,410
Building Products	8,058,266	—	—	8,058,266
Capital Markets	28,260,028	—	—	28,260,028
Chemicals	12,370,074	—	—	12,370,074
Commercial Services & Supplies	18,081,127	—	—	18,081,127
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Communications Equipment	$ 3,635,264	$—	$ —	$ 3,635,264
Construction & Engineering	1,142,785	—	—	1,142,785
Construction Materials	6,337,593	—	—	6,337,593
Consumer Finance	1,728,114	—	—	1,728,114
Containers & Packaging	12,135,237	—	—	12,135,237
Diversified Consumer Services	7,886,462	—	—	7,886,462
Diversified Telecommunication Services	1,055,208	—	—	1,055,208
Electrical Equipment	11,740,499	—	—	11,740,499
Electronic Equipment, Instruments & Components	23,897,878	—	—	23,897,878
Energy Equipment & Services	434,390	—	—	434,390
Equity Real Estate Investment Trusts	15,271,037	—	—	15,271,037
Food & Staples Retailing	3,336,871	—	—	3,336,871
Food Products	11,529,816	—	—	11,529,816
Gas Utilities	2,736,909	—	—	2,736,909
Health Care Equipment & Supplies	30,215,279	—	—	30,215,279
Health Care Providers & Services	16,795,044	—	—	16,795,044
Health Care Technology	6,350,266	—	—	6,350,266
Hotels, Restaurants & Leisure	33,172,922	—	—	33,172,922
Household Durables	7,789,165	—	—	7,789,165
Household Products	7,977,492	—	—	7,977,492
Industrial Conglomerates	2,878,416	—	—	2,878,416
Insurance	13,763,580	—	—	13,763,580
Internet & Direct Marketing Retail	2,734,630	—	—	2,734,630
Internet Software & Services	19,593,498	—	—	19,593,498
IT Services	59,795,728	—	—	59,795,728
Life Sciences Tools & Services	12,163,999	—	—	12,163,999
Machinery	22,508,193	—	—	22,508,193
Marine	754,432	—	—	754,432
Media	3,802,903	—	—	3,802,903
Metals & Mining	1,169,847	—	—	1,169,847
Multiline Retail	12,959,176	—	—	12,959,176
Multi-Utilities	1,622,400	—	—	1,622,400
Oil, Gas & Consumable Fuels	11,695,143	—	2,553,200	14,248,343
Pharmaceuticals	8,716,963	—	—	8,716,963
Professional Services	24,596,435	—	610,996	25,207,431
Real Estate Management & Development	1,493,880	—	—	1,493,880
Road & Rail	10,080,403	—	—	10,080,403
Semiconductors & Semiconductor Equipment	41,796,292	—	—	41,796,292
Software	84,487,513	—	—	84,487,513
Specialty Retail	35,818,881	—	—	35,818,881
Technology Hardware, Storage & Peripherals	2,169,433	—	—	2,169,433
Textiles, Apparel & Luxury Goods	6,894,417	—	—	6,894,417
Trading Companies & Distributors	6,109,512	—	—	6,109,512
Water Utilities	2,652,390	—	—	2,652,390
Convertible Preferred Stocks	—	—	8,266,980	8,266,980
Money Market Fund	1,346,569	—	—	1,346,569
Total Investments	$745,189,657	$—	$11,431,176	$756,620,833
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Preferred Stock	Total
Balance as of 12/31/17	$2,555,670	$7,803,093	$10,358,763
Reclassifications	—	—	—
Purchases	199,320	570,464	769,784
Sales	—	(835,905)	(835,905)
Transfer In	—	—	—
Transfer Out	(412,286)	(654,015)	(1,066,301)
Accretion/(amortization)	—	—	—
Net realized gain	—	272,372	272,372
Net change in unrealized appreciation (depreciation)	821,492	1,110,971	1,932,463
Balance as of 12/31/18	$3,164,196	$8,266,980	$11,431,176
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/18	$ 821,492	$1,104,554	$ 1,926,046
We did not present a table including the quantitative information about significant unobservable inputs used in Level 3 fair value measurements as all unobservable Level 3 measurements were provided by third parties without adjustments as of December 31, 2018.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and partnership adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$14,441,128	$6,711,702
Long-term capital gains	51,707,911	18,458,426
Total	$66,149,039	$25,170,128
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 56,845,994
Net unrealized appreciation	211,217,791
Distributable earnings/(accumulated loss)	$268,063,785
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	1,988,806	1,966,449
Service Class	2,443,566	1,927,108
Shares reinvested:
Standard Class	1,785,318	801,762
Service Class	683,178	231,374
	6,900,868	4,926,693
Shares redeemed:
Standard Class	(4,870,816)	(3,088,854)
Service Class	(1,403,434)	(1,192,304)
	(6,274,250)	(4,281,158)
Net increase	626,618	645,535
7. Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $750 million through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had agreed to waive a portion of the management fee on assets over $750 million for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Structured Mid-Cap Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one year period and above the return of the Morningstar peer group median and the benchmark index for the three, five and ten year periods. The Board concluded that the services provided by TRP were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, compared against the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that can benefit TRP and its clients and other benefits to TRP in including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–27

LVIP U.S. Growth Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP U.S. Growth Allocation Managed Risk Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned (4.62)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its composite benchmark, the U.S. Growth Blended Composite1, returned (4.04)% and its broad-based benchmark index, the Russell 1000® Index2, returned (4.78)%.
When the Tax Cuts and Jobs Act was signed into law on December 22, 2017, market sentiment heading into 2018 turned decidedly positive as most of the investment community expected both accelerating economic growth and earnings growth. This was evident as returns in US and non-US equities were very strong in the first month of the year. However, as the year progressed, uncertainties related to the impact that Fed monetary policy could have on domestic economic growth, the escalation of trade disputes between the US and its trade partners (principally China), and the prospect of dampening earnings growth in 2019 and beyond, were directly related to the volatility in equity markets increasing to more normal levels from the historically low volatility experienced in 2017. Trade concerns were particularly impactful on non-US equities. These uncertainties, and volatility, peaked in the fourth quarter, particularly in December, as both US and non-US equity markets realized meaningful negative returns for the quarter. Ultimately, despite the strong start, equity returns ended 2018 in negative territory.
As expected, the Federal Reserve continued its path toward normalization of interest rates, with four 25-basis point interest rate increases during 2018 that brought the target Fed Funds rate to 2.25% - 2.50%. As a result, the yield curve ended 2018 markedly flatter than 2017 as longer term interest rates moved much less, as evidenced by the fact that the 10-year Treasury yield increased only 28 basis points in 2018 to 2.69%, while aforementioned short-term interest rates increased by 100 basis points. This was also a year when investment grade and high yield spreads widened. Nonetheless, the major investment grade fixed income indexes registered flat returns, while high yield returns were negative. Importantly, both outperformed equity markets.
For the full year, there continued to be dispersion in performance across investment styles and market cap. Similar to 2017, growth stocks continued to outperform value across most asset classes. Additionally, large caps also outperformed small caps. There was also meaningful divergence between the performance of US equities and non-US equities as US equities materially outperformed.
The performance of the LVIP U.S. Growth Allocation Managed Risk Fund and its underlying funds were impacted by market conditions and style factors during 2018. The Fund’s asset allocation includes a combination of actively managed funds, passive index funds and structured index funds. From a return standpoint, fixed income generally outperformed equity on a relative basis. During 2018, equity allocations to growth and/or large cap biased funds generally contributed positively to performance. Conversely, equity allocations to value and/or small cap biased funds generally delivered returns below the composite index returns. The fixed income allocations within the LVIP U.S. Growth Allocation Managed Risk Fund delivered varied returns in 2018. The Fund’s exposure to short duration funds generally outperformed core bond funds as interest rates rose during the year. Exposure to high yield bonds and actively managed core bond funds detracted from returns on a relative basis.
The risk management overlay of the LVIP U.S. Growth Allocation Managed Risk Fund had a positive impact on relative performance in 2018. During the past year, global equity markets had the worst sell-off since 2008 and experienced high levels of volatility. Having performed as designed, the risk management overlay achieved material volatility reduction and provided protection benefit.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Jay Shearon
Milliman Financial Risk Management LLC:	Zachary Brown
Jeff Greco
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Growth Allocation Managed Risk Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,021 for the Standard Class shares and to $10,921 for the Service Class shares. For comparison, look at how the U.S. Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $11,929 and $12,806, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP U.S. Growth Allocation Managed Risk Fund–1

LVIP U.S. Growth Allocation Managed Risk Fund
2018 Annual Report Commentary (unaudited) (continued)
Effective May 1, 2018, the broad based benchmark for the LVIP U.S. Growth Allocation Managed Risk Fund changed from the Wilshire 5000 Total Market IndexSM3 in order to reflect the investment strategy of the Fund. For comparison, the same $10,000 investment from the same period of time for the Wilshire 5000 Total Market IndexSM would have increased to $12,804.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 4.62%
Inception (5/1/15)	+ 2.69%
Service Class Shares
One Year	- 4.86%
Inception (5/1/15)	+ 2.43%
1. U.S. Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3. The Wilshire 5000 Total Market IndexSM consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.
LVIP U.S. Growth Allocation Managed Risk Fund–2

LVIP U.S. Growth Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$948.60	0.30%	$1.47
Service Class Shares	1,000.00	947.40	0.55%	2.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund–3

LVIP U.S. Growth Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2018
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.57%
Investment Companies	94.57%
Equity Funds	64.55%
Fixed Income Funds	28.05%
Global Equity Fund	1.97%
Unaffiliated Investments	3.17%
Investment Companies	3.17%
Equity Fund	2.14%
Money Market Fund	1.03%
Total Investments	97.74%
Receivables and Other Assets Net of Liabilities	2.26%
Total Net Assets	100.00%
LVIP U.S. Growth Allocation Managed Risk Fund–4

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2018
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.57%
INVESTMENT COMPANIES–94.57%
Equity Funds–64.55%
Lincoln Variable Insurance Products Trust-
†✧✧LVIP Baron Growth Opportunities Fund	729,328	$ 34,059,607
✧✧LVIP MFS Value Fund	4,318,282	158,904,129
✧✧LVIP SSGA S&P 500 Index Fund	10,059,733	169,989,367
✧✧LVIP SSGA Small-Cap Index Fund	1,169,147	31,426,681
✧✧LVIP SSGA Small-Mid Cap 200 Fund	3,857,246	42,325,561
✧✧LVIP T. Rowe Price Growth Stock Fund	4,003,753	159,369,378
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,183,051	50,775,579
✧✧LVIP Wellington Mid-Cap Value Fund	2,190,574	50,225,490
		697,075,792
Fixed Income Funds–28.05%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Delaware Bond Fund	5,802,985	75,769,576
LVIP JPMorgan High Yield Fund	1,991,288	19,695,829
LVIP PIMCO Low Duration Bond Fund	3,316,643	32,771,747
LVIP SSGA Bond Index Fund	8,894,930	96,785,738
LVIP SSGA Short-Term Bond Index Fund	455,702	4,572,060
LVIP Western Asset Core Bond Fund	7,795,683	73,396,351
		302,991,301
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Fund–1.97%
✧✧Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	2,518,019	$ 21,292,375
		21,292,375
Total Affiliated Investments (Cost $1,032,377,363)		1,021,359,468

UNAFFILIATED INVESTMENTS–3.17%
INVESTMENT COMPANIES–3.17%
Equity Fund–2.14%
Oppenheimer Main Street Small Cap Fund VA Non-Service Shares	1,131,657	23,040,536
		23,040,536
Money Market Fund–1.03%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	11,158,948	11,158,948
		11,158,948
Total Unaffiliated Investments (Cost $35,899,248)		34,199,484
TOTAL INVESTMENTS–97.74% (Cost $1,068,276,611)	1,055,558,952
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.26%	24,403,302
NET ASSETS APPLICABLE TO 105,383,839 SHARES OUTSTANDING–100.00%	$1,079,962,254

† Non-income producing.
✧✧ Standard Class shares.

LVIP U.S. Growth Allocation Managed Risk Fund–5

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(1,131)	E-mini Russell 2000 Index	$ (76,285,950)	$ (79,527,137)	3/15/19	$ 3,241,187	$ —
(2,658)	E-mini S&P 500 Index	(332,941,080)	(345,415,249)	3/15/19	12,474,169	—
(506)	E-mini S&P MidCap 400 Index	(84,107,320)	(82,070,900)	3/15/19	—	(2,036,420)
					15,715,356	(2,036,420)
Interest Rate Contract:
5,072	U.S. Treasury 5 yr Notes	581,695,000	576,352,198	3/29/19	5,342,802	—
Total Futures Contracts					$21,058,158	$(2,036,420)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
VA–Variable Annuity
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–6

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2018
ASSETS:
Affiliated investments, at value	$1,021,359,468
Unaffiliated investments, at value	34,199,484
Cash collateral held at broker for futures contracts	27,561,210
Receivable for fund shares sold	1,177,174
Dividends and interest receivable	43,795
Prepaid expenses	4,100
TOTAL ASSETS	1,084,345,231
LIABILITIES:
Variation margin due to broker on futures contracts	2,566,505
Payable for securities purchased	859,951
Due to manager and affiliates	479,421
Payable for fund shares redeemed	457,558
Other accrued expenses payable	19,542
TOTAL LIABILITIES	4,382,977
TOTAL NET ASSETS	$1,079,962,254
Affiliated investments, at cost	$1,032,377,363
Unaffiliated investments, at cost	35,899,248
Standard Class:
Net Assets	$ 12,112,793
Shares Outstanding	1,181,719
Net Asset Value Per Share	$ 10.250
Service Class:
Net Assets	$1,067,849,461
Shares Outstanding	104,202,120
Net Asset Value Per Share	$ 10.248
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,058,233,861
Distributable earnings/(accumulated loss)	21,728,393
TOTAL NET ASSETS	$1,079,962,254
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–7

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends from affiliated investments	$ 19,165,822
Dividends from unaffiliated investments	434,919
Interest	153,141
19,753,882
EXPENSES:
Management fees	7,291,269
Distribution fees-Service Class	2,577,082
Shareholder servicing fees	302,067
Accounting and administration expenses	101,215
Professional fees	44,284
Trustees’ fees and expenses	33,791
Reports and statements to shareholders	31,456
Custodian fees	4,745
Consulting fees	4,246
Pricing fees	44
Other	7,546
10,397,745
Less:
Management fees waived	(4,687,245)
Total operating expenses	5,710,500
NET INVESTMENT INCOME	14,043,382
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	4,640,727
Sale of unaffiliated investments	5,021,726
Distributions from affiliated investments	30,086,182
Distributions from unaffiliated investments	3,339,802
Futures contracts	(15,492,267)
Net realized gain	27,596,170
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(105,220,331)
Unaffiliated investments	(11,449,032)
Futures contracts	19,056,954
Net change in unrealized appreciation (depreciation)	(97,612,409)
NET REALIZED AND UNREALIZED LOSS	(70,016,239)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (55,972,857)
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,043,382	$ 8,176,721
Net realized gain	27,596,170	14,158,478
Net change in unrealized appreciation (depreciation)	(97,612,409)	87,244,260
Net increase (decrease) in net assets resulting from operations	(55,972,857)	109,579,459
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(221,623)	(157,979)
Service Class	(18,188,665)	(22,763,978)
	(18,410,288)	(22,921,957)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,184,470	2,334,863
Service Class	246,492,444	298,942,395
Reinvestment of dividends and distributions:
Standard Class	221,623	157,979
Service Class	18,188,665	22,763,978
	273,087,202	324,199,215
Cost of shares redeemed:
Standard Class	(1,411,882)	(748,717)
Service Class	(72,732,577)	(82,531,317)
	(74,144,459)	(83,280,034)
Increase in net assets derived from capital share transactions	198,942,743	240,919,181
NET INCREASE IN NET ASSETS	124,559,598	327,576,683
NET ASSETS:
Beginning of year	955,402,656	627,825,973
End of year	$1,079,962,254	$955,402,656
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (95,281)
Service Class		(12,834,137)
Net realized gain:
Standard Class		(62,698)
Service Class		(9,929,841)
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–8

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation anaged Risk Fund Standard Class
			Year Ended	5/1/15 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.960	$ 9.769	$ 9.507	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.175	0.135	0.145	0.236
Net realized and unrealized gain (loss)	(0.681)	1.352	0.243	(0.600)
Total from investment operations	(0.506)	1.487	0.388	(0.364)
Less dividends and distributions from:
Net investment income	(0.202)	(0.178)	(0.126)	(0.113)
Net realized gain	(0.002)	(0.118)	—	(0.016)
Total dividends and distributions	(0.204)	(0.296)	(0.126)	(0.129)
Net asset value, end of period	$ 10.250	$ 10.960	$ 9.769	$ 9.507
Total return[4]	(4.62%)	15.22%	4.08%	(3.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 12,113	$ 6,015	$ 3,775	$ 298
Ratio of expenses to average net assets[5]	0.30%	0.29%	0.28%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.75%	0.74%	0.73%	0.77%
Ratio of net investment income to average net assets	1.60%	1.27%	1.50%	3.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.15%	0.82%	1.05%	3.15%
Portfolio turnover	24%	14%	15%	9%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–9

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
			Year Ended	5/1/15 [1] to
	12/31/18	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$ 10.959	$ 9.769	$ 9.508	$ 10.000
Income (loss) from investment operations:
Net investment income[3]	0.148	0.108	0.120	0.219
Net realized and unrealized gain (loss)	(0.680)	1.352	0.243	(0.599)
Total from investment operations	(0.532)	1.460	0.363	(0.380)
Less dividends and distributions from:
Net investment income	(0.177)	(0.152)	(0.102)	(0.096)
Net realized gain	(0.002)	(0.118)	—	(0.016)
Total dividends and distributions	(0.179)	(0.270)	(0.102)	(0.112)
Net asset value, end of period	$ 10.248	$ 10.959	$ 9.769	$ 9.508
Total return[4]	(4.86%)	14.94%	3.82%	(3.80%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,067,849	$949,388	$624,051	$255,230
Ratio of expenses to average net assets[5]	0.55%	0.54%	0.53%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.00%	0.99%	0.98%	1.02%
Ratio of net investment income to average net assets	1.35%	1.02%	1.25%	3.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.90%	0.57%	0.80%	2.90%
Portfolio turnover	24%	14%	15%	9%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, Milliman Financial Risk Management LLC is responsible for the day-to-day management of the Fund’s managed risk strategy, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–10

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP U.S. Growth Allocation Managed Risk Fund–11

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.70% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.45% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$58,358
Legal	11,696
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,898 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$228,605
Distribution fees payable to LFD	226,167
Printing and mailing fees payable to Lincoln Life	(1,869)
Shareholder servicing fees payable to Lincoln Life	26,518
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP U.S. Growth Allocation Managed Risk Fund–12

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2018, were as follows:
	Value 12/31/17	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/18	Number of Shares 12/31/18	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.57%@
Equity Funds-64.55%
✧✧LVIP Baron Growth Opportunities Fund	$ 19,131,395	$ 31,087,745	$ 14,411,486	$1,520,616	$ (3,268,663)	$ 34,059,607	729,328	$ —	$ 1,345,338
✧✧LVIP MFS Value Fund	138,675,063	54,176,268	8,612,880	(325,222)	(25,009,100)	158,904,129	4,318,282	2,991,229	5,556,924
✧✧LVIP SSGA S&P 500 Index Fund	144,296,017	59,152,370	18,117,810	261,671	(15,602,881)	169,989,367	10,059,733	3,310,732	2,911,011
✧✧LVIP SSGA Small-Cap Index Fund	—	41,789,506	2,799,414	(367,898)	(7,195,513)	31,426,681	1,169,147	346,709	1,269,677
✧✧LVIP SSGA Small-Mid Cap 200 Fund	22,109,112	38,370,923	10,350,475	(317,143)	(7,486,856)	42,325,561	3,857,246	1,424,949	1,071,951
✧✧LVIP T. Rowe Price Growth Stock Fund	139,820,054	48,927,843	13,694,832	225,298	(15,908,985)	159,369,378	4,003,753	295,518	12,485,930
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	67,322,121	18,523,493	30,372,031	3,769,943	(8,467,947)	50,775,579	2,183,051	203,619	3,876,161
✧✧LVIP Wellington Mid-Cap Value Fund	67,104,322	19,385,971	26,658,398	2,147,927	(11,754,332)	50,225,490	2,190,574	382,817	1,569,190
Fixed Income Funds-28.05%
✧✧LVIP Delaware Bond Fund	55,288,087	34,229,067	11,036,141	(580,998)	(2,130,439)	75,769,576	5,802,985	2,354,896	—
✧✧LVIP JPMorgan High Yield Fund	—	22,744,840	1,210,942	(27,428)	(1,810,641)	19,695,829	1,991,288	1,124,788	—
✧✧LVIP PIMCO Low Duration Bond Fund	34,011,178	9,517,152	10,367,894	(106,767)	(281,922)	32,771,747	3,316,643	758,657	—
✧✧LVIP SSGA Bond Index Fund	93,819,073	27,545,676	21,779,427	(834,102)	(1,965,482)	96,785,738	8,894,930	2,597,308	—
✧✧LVIP SSGA Short-Term Bond Index Fund*	—	5,193,425	636,319	552	14,402	4,572,060	455,702	53,347	—
✧✧LVIP Western Asset Core Bond Fund	72,426,377	23,276,193	19,065,500	(678,333)	(2,562,386)	73,396,351	7,795,683	2,491,007	—
Global Equity Fund-1.97%
✧✧LVIP Clarion Global Real Estate Fund	—	25,091,154	1,961,804	(47,389)	(1,789,586)	21,292,375	2,518,019	830,246	—
Total	$854,002,799	$459,011,626	$191,075,353	$4,640,727	$(105,220,331)	$1,021,359,468		$19,165,822	$30,086,182

@ As a percentage of Net Assets as of December 31, 2018.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$464,181,427
Sales	240,325,801
LVIP U.S. Growth Allocation Managed Risk Fund–13

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,074,622,141
Aggregate unrealized appreciation of investments and derivatives	$ 26,484,104
Aggregate unrealized depreciation of investments and derivatives	(45,547,293)
Net unrealized depreciation of investments and derivatives	$ (19,063,189)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$1,021,359,468	$—	$—	$1,021,359,468
Unaffiliated Investment Companies	34,199,484	—	—	34,199,484
Total Investments	$1,055,558,952	$—	$—	$1,055,558,952
Derivatives:
Assets:
Futures Contracts	$ 21,058,158	$—	$—	$ 21,058,158
Liabilities:
Futures Contracts	$ (2,036,420)	$—	$—	$ (2,036,420)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
LVIP U.S. Growth Allocation Managed Risk Fund–14

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/18	12/31/17
Ordinary income	$18,256,031	$13,221,708
Long-term capital gains	154,257	9,700,249
Total	$18,410,288	$22,921,957
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 7,249,423
Undistributed long-term capital gains	38,351,520
Other temporary differences	(4,809,361)
Net unrealized depreciation	(19,063,189)
Distributable earnings/(accumulated loss)	$ 21,728,393
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	737,801	220,761
Service Class	22,395,087	28,577,065
Shares reinvested:
Standard Class	21,662	14,376
Service Class	1,777,942	2,072,096
	24,932,492	30,884,298
Shares redeemed:
Standard Class	(126,567)	(72,696)
Service Class	(6,602,276)	(7,895,541)
	(6,728,843)	(7,968,237)
Net increase	18,203,649	22,916,061
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
LVIP U.S. Growth Allocation Managed Risk Fund–15

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$15,715,356	Variation margin due to broker on futures contracts	$(2,036,420)
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	5,342,802	Variation margin due to broker on futures contracts	—
Total		$21,058,158		$(2,036,420)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2018. Only variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(12,581,080)	$13,678,936
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,911,187)	5,378,018
Total		$(15,492,267)	$19,056,954
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$119,015,240	$78,079,878
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
LVIP U.S. Growth Allocation Managed Risk Fund–16

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP U.S. Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP U.S. Growth Allocation Managed Risk Fund–18

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements” and each individually an “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding the structure of portfolio manager compensation, brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested by LIAC in underlying funds (the “Equity Sleeve”). The Board considered that the risk-management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Equity Sleeve of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year period ended March 31, 2018. With respect to the Risk-Management Sleeve, the Board considered an in-person presentation by representatives of Oliver Wyman, an independent management consulting firm (“Oliver Wyman”), that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of risk control funds from other variable annuity sponsors. The Board also considered an impact analysis provided by LIAC of the overlay and cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP U.S. Growth Allocation Managed Risk Fund–19

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC had delegated day-to-day portfolio management of the Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring the implementation of the risk management overlay model. The Board also considered an in-person presentation by representatives of Milliman regarding the performance of the Funds sub-advised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Equity Sleeve of the LVIP U.S. Growth Allocation Managed Risk Fund. In its review, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Equity Sleeve of the Fund to a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (U.S. Growth Blended Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Allocation – 50% to 70% Equity funds category and a benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered that in June 2016, the Risk-Management Sleeve’s strategy was changed to eliminate the buying of (long) positions in exchange-traded futures with the intention that the revised risk management overlay would improve risk/return performance for investors. The Board noted LIAC’s view that it expects the negative impact of the risk management overlay to abate over a full market cycle. The Board also considered various in-person presentations related to the performance of the Risk-Management Sleeve by representatives of Milliman and Oliver Wyman. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, as well as information from Milliman regarding fees charged to comparable sub-advised clients. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule contains breakpoints and was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC compensates Milliman from its fees. The Board reviewed materials provided by Milliman as to any
LVIP U.S. Growth Allocation Managed Risk Fund–20

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP U.S. Growth Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP U.S. Growth Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP U.S. Growth Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP U.S. Growth Allocation Managed Risk Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP U.S. Growth Allocation Managed Risk Fund–25

LVIP Wellington Capital Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Wellington Capital Growth Fund

LVIP Wellington Capital Growth Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Capital Growth Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned 1.35% (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 1000® Growth Index1, returned (1.51%).
United States equities, as measured by the S&P 500 Index®2, posted negative results over the trailing twelve month period ending December 31, 2018. The US Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations, albeit signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive US equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the US and Mexico, and expectations for stronger US economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious US and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest US equity market monthly decline seen this decade, culminating the first year of negative US equity returns since 2008.
Stock selection was the primary driver of outperformance during the period. Strong security selection in information technology, consumer discretionary, and health care more than offset weaker selection in communication services, consumer staples, and industrials. Sector allocation, a residual of our bottom-up stock selection process, also contributed to relative performance during the period—in particular, an overweight allocation to the information technology sector and an underweight to the materials and energy sectors. Conversely, underweights in the consumer discretionary and health care sectors detracted from relative performance.
Top contributors to relative performance during the period included ServiceNow (information technology), Dexcom (health care), and Workday (information technology). ServiceNow, a provider of enterprise cloud-based services, continued to demonstrate rapid growth and market share gains. The company now has over 5,000 clients including more than 600 clients with an annual contract value (ACV) above $1 million and across a diverse set of industries. Workday, a provider of cloud-based human resources and cloud solutions, has benefited from accelerating subscription revenues, growth in the international business, and emerging growth in their integrated analytics segment. All three of these holdings remained in the portfolio as of the end of the period.
Top detractors from relative performance during the period included eBay (consumer discretionary), Constellation Brands (consumer staples), and Alliance Data Systems (information technology). eBay is a multinational e-commerce corporation that facilitates consumer-to-consumer and business-to-consumer sales through its website. The company came under pressure following results that indicated lower organic revenue growth driven by a weaker outlook for its online marketplace. Additionally, Constellation Brands, a producer and marketer of beer, wine, and spirits, struggled as political conflicts arose surrounding the development of a new production facility in Mexico. The Fund maintained a position in all three names as of the end of the period.
From a sector perspective, information technology and financials were the Fund’s largest overweights, while health care, consumer staples, and industrials were the largest underweights at the end of the period.
The Fund did not utilize derivatives during the period.
Portfolio Manager:
Wellington Management Company LLP:	Andrew J. Shilling
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Capital Growth Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $39,709. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $41,481. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Wellington Capital Growth Fund–1

LVIP Wellington Capital Growth Fund
2018 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	+ 1.35%
Five Years	+ 10.93%
Ten Years	+ 14.79%
Service Class Shares
One Year	+ 1.10%
Five Years	+ 10.65%
Ten Years	+ 14.50%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growthvalues.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Wellington Capital Growth Fund–2

LVIP Wellington Capital Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$901.50	0.74%	$3.55
Service Class Shares	1,000.00	900.40	0.99%	4.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.74%	$3.77
Service Class Shares	1,000.00	1,020.20	0.99%	5.04

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Capital Growth Fund–3

LVIP Wellington Capital Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.60%
Aerospace & Defense	2.72%
Beverages	3.16%
Building Products	0.46%
Capital Markets	4.90%
Chemicals	0.82%
Electrical Equipment	0.94%
Electronic Equipment, Instruments & Components	1.74%
Equity Real Estate Investment Trusts	1.82%
Health Care Equipment & Supplies	3.57%
Health Care Providers & Services	2.31%
Hotels, Restaurants & Leisure	1.43%
Insurance	3.69%
Internet & Direct Marketing Retail	9.09%
Internet Software & Services	12.18%
IT Services	12.71%
Life Sciences Tools & Services	1.15%
Pharmaceuticals	0.11%
Professional Services	4.65%
Road & Rail	0.25%
Semiconductors & Semiconductor Equipment	1.96%
Software	19.13%
Specialty Retail	5.36%
Technology Hardware, Storage & Peripherals	3.08%
Textiles, Apparel & Luxury Goods	1.37%
Money Market Fund	1.20%
Total Investments	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft	7.27%
Alphabet Class C	6.88%
Amazon.com	6.01%
Mastercard Class A	3.25%
Apple	3.08%
Home Depot	2.77%
Visa Class A	2.66%
ServiceNow	2.36%
UnitedHealth Group	2.31%
PayPal Holdings	2.25%
Total	38.84%

IT–Information Technology

LVIP Wellington Capital Growth Fund–4

LVIP Wellington Capital Growth Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.60%
Aerospace & Defense–2.72%
Lockheed Martin	31,137	$ 8,152,912
Northrop Grumman	22,262	5,451,964
		13,604,876
Beverages–3.16%
Constellation Brands Class A	50,291	8,087,799
†Monster Beverage	156,175	7,686,933
		15,774,732
Building Products–0.46%
Fortune Brands Home & Security	60,251	2,288,935
		2,288,935
Capital Markets–4.90%
Intercontinental Exchange	85,489	6,439,886
MarketAxess Holdings	18,702	3,951,920
MSCI	37,530	5,533,048
S&P Global Inc	25,450	4,324,973
TD Ameritrade Holding	87,273	4,272,886
		24,522,713
Chemicals–0.82%
Sherwin-Williams	10,454	4,113,231
		4,113,231
Electrical Equipment–0.94%
AMETEK	69,564	4,709,483
		4,709,483
Electronic Equipment, Instruments & Components–1.74%
CDW	81,226	6,583,367
Cognex	54,600	2,111,382
		8,694,749
Equity Real Estate Investment Trusts–1.82%
American Tower	57,570	9,106,998
		9,106,998
Health Care Equipment & Supplies–3.57%
Danaher	24,850	2,562,532
†DexCom	43,168	5,171,527
†Edwards Lifesciences	66,208	10,141,079
		17,875,138
Health Care Providers & Services–2.31%
UnitedHealth Group	46,411	11,561,908
		11,561,908
Hotels, Restaurants & Leisure–1.43%
Hilton Worldwide Holdings	99,746	7,161,763
		7,161,763
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–3.69%
†Markel	6,147	$ 6,380,894
Marsh & McLennan	68,359	5,451,630
Progressive	109,685	6,617,296
		18,449,820
Internet & Direct Marketing Retail–9.09%
†Amazon.com	20,000	30,039,400
†Booking Holdings	3,925	6,760,499
†Netflix	23,146	6,195,258
†Wayfair Class A	27,202	2,450,356
		45,445,513
Internet Software & Services–12.18%
†2U	59,187	2,942,778
†Alibaba Group Holding ADR	32,480	4,452,034
†Alphabet Class A	990	1,034,510
†Alphabet Class C	33,246	34,429,890
†eBay	129,468	3,634,167
†Facebook Class A	58,880	7,718,579
†Spotify Technology	31,945	3,625,757
Tencent Holdings ADR	78,500	3,098,395
		60,936,110
IT Services–12.71%
Alliance Data Systems	9,557	1,434,315
†FleetCor Technologies	58,127	10,795,346
†Gartner	28,696	3,668,497
Global Payments	66,429	6,850,823
Mastercard Class A	86,037	16,230,880
†PayPal Holdings	133,846	11,255,110
Visa Class A	101,015	13,327,919
		63,562,890
Life Sciences Tools & Services–1.15%
Thermo Fisher Scientific	25,747	5,761,921
		5,761,921
Pharmaceuticals–0.11%
†Elanco Animal Health	17,370	547,676
		547,676
Professional Services–4.65%
†CoStar Group	2,155	726,968
Equifax	63,788	5,940,576
†IHS Markit	165,932	7,959,758
TransUnion	152,191	8,644,449
		23,271,751
Road & Rail–0.25%
Canadian National Railway	16,666	1,235,117
		1,235,117
Semiconductors & Semiconductor Equipment–1.96%
†Advanced Micro Devices	201,999	3,728,901
LVIP Wellington Capital Growth Fund–5

LVIP Wellington Capital Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology	84,039	$ 6,044,085
		9,772,986
Software–19.13%
Activision Blizzard	92,306	4,298,691
†Adobe Systems	43,904	9,932,841
†Autodesk	63,942	8,223,581
†DocuSign	43,312	1,735,945
Microsoft	358,134	36,375,670
†salesforce.com	65,153	8,924,006
†ServiceNow	66,367	11,816,644
SS&C Technologies Holdings	147,741	6,664,597
†Workday Class A	48,322	7,716,057
		95,688,032
Specialty Retail–5.36%
Home Depot	80,597	13,848,177
†O'Reilly Automotive	17,483	6,019,921
Ross Stores	52,638	4,379,482
TJX	57,175	2,558,009
		26,805,589
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–3.08%
Apple	97,774	$ 15,422,871
		15,422,871
Textiles, Apparel & Luxury Goods–1.37%
NIKE Class B	33,535	2,486,285
†Under Armour Class A	246,809	4,361,115
		6,847,400
Total Common Stock (Cost $323,563,481)		493,162,202

MONEY MARKET FUND–1.20%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	6,014,055	6,014,055
Total Money Market Fund (Cost $6,014,055)		6,014,055

TOTAL INVESTMENTS–99.80% (Cost $329,577,536)	499,176,257
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	1,009,924
NET ASSETS APPLICABLE TO 11,691,064 SHARES OUTSTANDING–100.00%	$500,186,181
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND STANDARD CLASS ($171,308,187 / 3,933,047 Shares)	$43.556
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND SERVICE CLASS ($328,877,994 / 7,758,017 Shares)	$42.392
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$284,135,286
Distributable earnings/(accumulated loss)	216,050,895
TOTAL NET ASSETS	$500,186,181

† Non-income producing.
★	Includes $39,952 other accrued expenses payable, $74,265 payable for fund shares redeemed and $369,789 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–6

LVIP Wellington Capital Growth Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 3,996,269
Interest	473
Foreign Taxes Withheld	(847)
3,995,895
EXPENSES:
Management fees	3,698,591
Distribution fees-Service Class	893,192
Shareholder servicing fees	157,206
Accounting and administration expenses	133,240
Reports and statements to shareholders	79,776
Professional fees	36,024
Trustees’ fees and expenses	17,578
Custodian fees	7,773
Consulting fees	2,062
Pricing fees	173
Other	7,829
5,033,444
Less:
Management fees waived	(133,700)
Total operating expenses	4,899,744
NET INVESTMENT LOSS	(903,849)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	49,704,047
Foreign currencies	(851)
Net realized gain	49,703,196
Net change in unrealized appreciation (depreciation) of investments	(40,354,267)
NET REALIZED AND UNREALIZED GAIN	9,348,929
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 8,445,080
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (903,849)	$ (451,351)
Net realized gain	49,703,196	41,085,773
Net change in unrealized appreciation (depreciation)	(40,354,267)	104,094,934
Net increase in net assets resulting from operations	8,445,080	144,729,356
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(12,160,533)	(10,162,539)
Service Class	(23,593,934)	(21,537,745)
	(35,754,467)	(31,700,284)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	19,042,335	14,501,146
Service Class	57,084,927	15,905,304
Reinvestment of dividends and distributions:
Standard Class	12,160,533	10,162,539
Service Class	23,593,934	21,537,745
	111,881,729	62,106,734
Cost of shares redeemed:
Standard Class	(21,031,801)	(17,711,546)
Service Class	(77,756,449)	(69,913,845)
	(98,788,250)	(87,625,391)
Increase (decrease) in net assets derived from capital share transactions	13,093,479	(25,518,657)
NET INCREASE (DECREASE) IN NET ASSETS	(14,215,908)	87,510,415
NET ASSETS:
Beginning of year	514,402,089	426,891,674
End of year	$500,186,181	$514,402,089
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 9 in Notes to Financial Statements.
Net realized gain:
Standard Class		$ (10,162,539)
Service Class		(21,537,745)
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–7

LVIP Wellington Capital Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 45.771	$ 35.922	$ 38.974	$ 41.894	$ 37.738
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.001)	0.033	0.033	0.066	0.083
Net realized and unrealized gain	1.127	12.657	0.102	3.557	4.211
Total from investment operations	1.126	12.690	0.135	3.623	4.294
Less dividends and distributions from:
Net investment income	—	—	—	—	(0.073)
Net realized gain	(3.341)	(2.841)	(3.187)	(6.543)	(0.065)
Total dividends and distributions	(3.341)	(2.841)	(3.187)	(6.543)	(0.138)
Net asset value, end of period	$ 43.556	$ 45.771	$ 35.922	$ 38.974	$ 41.894
Total return[2]	1.35%	35.86%	0.10%	9.42%	11.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$171,308	$170,877	$128,537	$136,262	$134,373
Ratio of expenses to average net assets	0.74%	0.75%	0.75%	0.74%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.76%	0.75%	0.74%	0.74%
Ratio of net investment income to average net assets	(0.00%)	0.08%	0.09%	0.16%	0.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.02%)	0.07%	0.09%	0.16%	0.21%
Portfolio turnover	30%	27%	31%	33%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–8

LVIP Wellington Capital Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 44.731	$ 35.244	$ 38.390	$ 41.459	$ 37.377
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.122)	(0.071)	(0.060)	(0.040)	(0.015)
Net realized gain	1.124	12.399	0.101	3.514	4.162
Total from investment operations	1.002	12.328	0.041	3.474	4.147
Less dividends and distributions from:
Net realized gain	(3.341)	(2.841)	(3.187)	(6.543)	(0.065)
Total dividends and distributions	(3.341)	(2.841)	(3.187)	(6.543)	(0.065)
Net asset value, end of period	$ 42.392	$ 44.731	$ 35.244	$ 38.390	$ 41.459
Total return[2]	1.10%	35.52%	(0.15%)	9.15%	11.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$328,878	$343,525	$298,355	$318,018	$319,768
Ratio of expenses to average net assets	0.99%	1.00%	1.00%	0.99%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.01%	1.01%	1.00%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.25%)	(0.17%)	(0.16%)	(0.09%)	(0.04%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.27%)	(0.18%)	(0.16%)	(0.09%)	(0.04%)
Portfolio turnover	30%	27%	31%	33%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–9

LVIP Wellington Capital Growth Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Capital Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP Wellington Capital Growth Fund–10

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $955 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $100 million of the Fund's average daily net assets; 0.70% of the next $150 million; 0.65% on the next $750 million; and 0.60% of the Fund's average daily net assets in excess of $1 billion.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% on the first $100 million of average daily net assets of the Fund; 0.00% on the next $150 million; 0.025% on the next $250 million; and 0.05% on the excess of $500 million of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2019, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$30,646
Legal	6,095
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $69,465 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$284,417
Distribution fees payable to LFD	70,655
Printing and mailing fees payable to Lincoln Life	2,246
Shareholder servicing fees payable to Lincoln Life	12,471
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $42,872.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Wellington Capital Growth Fund–11

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$158,299,906
Sales	188,305,253
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments	$329,705,049
Aggregate unrealized appreciation of investments	$182,978,642
Aggregate unrealized depreciation of investments	(13,507,434)
Net unrealized appreciation of investments	$169,471,208
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$493,162,202	$—	$—	$493,162,202
Money Market Fund	6,014,055	—	—	6,014,055
Total Investments	$499,176,257	$—	$—	$499,176,257
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$2,250,535	$6,874,970
Long-term capital gains	33,503,932	24,825,314
Total	$35,754,467	$31,700,284
LVIP Wellington Capital Growth Fund–12

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 46,579,687
Net unrealized appreciation	169,471,208
Distributable earnings/(accumulated loss)	$216,050,895
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	384,271	340,442
Service Class	1,193,312	388,748
Shares reinvested:
Standard Class	236,098	234,559
Service Class	470,387	508,474
	2,284,068	1,472,223
Shares redeemed:
Standard Class	(420,638)	(419,929)
Service Class	(1,585,412)	(1,683,006)
	(2,006,050)	(2,102,935)
Net increase (decrease)	278,018	(630,712)
7. Market Risk
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
10. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
LVIP Wellington Capital Growth Fund–13

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington Capital Growth Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington Capital Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington Capital Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Wellington Capital Growth Fund–15

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2019. The Board noted that the net investment management fee, giving
LVIP Wellington Capital Growth Fund–16

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreements. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Funds, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington Capital Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one, three and five year periods and above the return of the Morningstar peer group median and below the benchmark index for the ten year period. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP Wellington Capital Growth Fund’s subadvisory fee schedule, which contains breakpoints, as well as information on the fees charged to other registered investment companies sub-advised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Wellington Capital Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Wellington Capital Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Wellington Capital Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Wellington Capital Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington Capital Growth Fund–21

LVIP Wellington Mid-Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Wellington Mid-Cap Value Fund

LVIP Wellington Mid-Cap Value Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Mid-Cap Value Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned (14.53%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Russell 2500™ Value Index1, returned (12.36%).
United States equities, as measured by the S&P 500 Index®2, posted negative results over the trailing twelve month period ending 31 December 2018. The US Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations, albeit signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive US equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued for the remainder of the period. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the US and Mexico, and expectations for stronger US economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious US and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest US equity market monthly decline seen this decade, culminating the first year of negative US equity returns since 2008.
Returns during the period varied by market-cap. Small-mid cap stocks, as measured by the Russell 2000 Index3 and S&P MidCap 400 Index4, underperformed large-cap stocks, as measured by the S&P 500 Index.
Relative underperformance for the period was driven by security selection, particularly in the financials, consumer discretionary, and industrials sectors. Sector allocation, a residual of our bottom-up stock selection process, also detracted from results—in particular, the Fund’s overweight allocations to materials and energy. In contrast, favorable security selection in the real estate, information technology, and health care sectors partially offset these effects.
Top relative detractors during the period included Unum Group (financials), an insurance company, Newfield Exploration (energy), a petroleum and natural gas exploration company, and Diamondback Energy (energy), an oil and natural gas company. The Fund eliminated the position in Newfield Exploration as of the end of the period.
Top contributors to relative performance during the period included XL Group (financials), an insurance company, UGI (utilities), a natural gas and electric utility company, and Microsemi (information technology), an aerospace and semiconductor company.
At the end of the period, the Fund’s largest overweight allocations were to the information technology, materials, and industrials sectors, while the largest underweights were to consumer discretionary, real estate, and financials.
The Fund did not utilize derivatives during the period.
Portfolio Managers:
Wellington Management Company LLP:	James N. Mordy
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/08 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Mid-Cap Value Fund Standard Class shares on 12/31/08. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $31,152. For comparison, look at how the Russell 2500™ Value Index did over the same period. The same $10,000 investment would have increased to $30,008. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 14.53%
Five Years	+ 3.17%
Ten Years	+ 12.03%
Service Class Shares
One Year	- 14.75%
Five Years	+ 2.91%
Ten Years	+ 11.75%
1. The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Wellington Mid-Cap Value Fund–1

LVIP Wellington Mid-Cap Value Fund
2018 Annual Report Commentary (unaudited) (continued)
3. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
4. The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held common stocks.
LVIP Wellington Mid-Cap Value Fund–2

LVIP Wellington Mid-Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$848.70	0.86%	$4.01
Service Class Shares	1,000.00	847.60	1.11%	5.17
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.90	0.86%	$4.38
Service Class Shares	1,000.00	1,019.60	1.11%	5.65

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Mid-Cap Value Fund–3

LVIP Wellington Mid-Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.62%
Aerospace & Defense	3.30%
Airlines	1.10%
Auto Components	0.80%
Banks	9.83%
Building Products	1.89%
Chemicals	4.79%
Commercial Services & Supplies	1.73%
Communications Equipment	0.51%
Construction & Engineering	0.64%
Construction Materials	0.79%
Consumer Finance	0.95%
Electric Utilities	4.11%
Electrical Equipment	1.56%
Electronic Equipment, Instruments & Components	6.25%
Equity Real Estate Investment Trusts	12.07%
Food & Staples Retailing	1.86%
Food Products	1.56%
Gas Utilities	3.02%
Health Care Equipment & Supplies	3.00%
Health Care Providers & Services	0.63%
Hotels, Restaurants & Leisure	0.81%
Household Durables	1.72%
Insurance	9.16%
Internet & Direct Marketing Retail	0.76%
IT Services	3.81%
Machinery	1.17%
Media	0.66%
Metals & Mining	3.90%
Oil, Gas & Consumable Fuels	6.04%
Road & Rail	2.30%
Semiconductors & Semiconductor Equipment	2.69%
Software	1.57%
Specialty Retail	0.98%
Wireless Telecommunication Services	1.66%
Limited Partnership	0.55%
Money Market Fund	1.69%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Diamondback Energy	3.15%
UGI	3.02%
Arrow Electronics	2.84%
STORE Capital	2.32%
Reinsurance Group of America	2.19%
Alliant Energy	1.97%
U.S. Foods Holding	1.86%
Genesee & Wyoming Class A	1.82%
FMC	1.81%
Harris	1.80%
Total	22.78%

IT–Information Technology

LVIP Wellington Mid-Cap Value Fund–4

LVIP Wellington Mid-Cap Value Fund
Statement of Net Assets
December 31, 2018
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.62%
Aerospace & Defense–3.30%
Harris	26,004	$ 3,501,439
Moog Class A	37,836	2,931,533
		6,432,972
Airlines–1.10%
†JetBlue Airways	133,654	2,146,483
		2,146,483
Auto Components–0.80%
Goodyear Tire & Rubber	76,631	1,564,039
		1,564,039
Banks–9.83%
BancorpSouth Bank	56,116	1,466,872
Bank OZK	51,959	1,186,224
Comerica	42,634	2,928,529
First Midwest Bancorp	89,223	1,767,508
IBERIABANK	38,231	2,457,489
Pinnacle Financial Partners	18,016	830,538
South State	25,082	1,503,666
Sterling Bancorp	138,691	2,289,788
†Western Alliance Bancorp	49,802	1,966,681
Zions Bancorp	67,507	2,750,235
		19,147,530
Building Products–1.89%
†JELD-WEN Holding	85,942	1,221,236
Sanwa Holdings	215,799	2,450,161
		3,671,397
Chemicals–4.79%
Cabot	59,841	2,569,573
Celanese Class A	36,016	3,240,360
FMC	47,662	3,525,081
		9,335,014
Commercial Services & Supplies–1.73%
Atento	117,044	469,346
†Clean Harbors	58,534	2,888,653
		3,357,999
Communications Equipment–0.51%
†Acacia Communications	26,364	1,001,832
		1,001,832
Construction & Engineering–0.64%
Granite Construction	31,020	1,249,486
		1,249,486
Construction Materials–0.79%
Buzzi Unicem	89,267	1,539,698
		1,539,698
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance–0.95%
†SLM	222,942	$ 1,852,648
		1,852,648
Electric Utilities–4.11%
Alliant Energy	90,903	3,840,652
Evergy	30,345	1,722,686
†Sensata Technologies Holding	54,249	2,432,525
		7,995,863
Electrical Equipment–1.56%
Hubbell	30,555	3,035,334
		3,035,334
Electronic Equipment, Instruments & Components–6.25%
†Arrow Electronics	80,336	5,539,167
†Coherent	11,053	1,168,412
†Itron	48,337	2,285,857
KEMET	63,918	1,121,122
†Keysight Technologies	33,233	2,063,105
		12,177,663
Equity Real Estate Investment Trusts–12.07%
American Assets Trust	27,026	1,085,634
Brixmor Property Group	196,026	2,879,622
Corporate Office Properties Trust	109,257	2,297,675
Equity LifeStyle Properties	17,091	1,660,049
Extra Space Storage	3,728	337,309
Life Storage	23,043	2,142,769
Park Hotels & Resorts	106,139	2,757,491
Physicians Realty Trust	165,884	2,659,121
PS Business Parks	24,088	3,155,528
STORE Capital	159,881	4,526,231
		23,501,429
Food & Staples Retailing–1.86%
†U.S. Foods Holding	114,242	3,614,617
		3,614,617
Food Products–1.56%
Ingredion	11,485	1,049,729
†Post Holdings	22,293	1,986,975
		3,036,704
Gas Utilities–3.02%
UGI	110,233	5,880,931
		5,880,931
Health Care Equipment & Supplies–3.00%
Hill-Rom Holdings	39,512	3,498,787
STERIS	21,921	2,342,259
		5,841,046
LVIP Wellington Mid-Cap Value Fund–5

LVIP Wellington Mid-Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–0.63%
†Acadia Healthcare	47,314	$ 1,216,443
		1,216,443
Hotels, Restaurants & Leisure–0.81%
†Norwegian Cruise Line Holdings	36,961	1,566,777
		1,566,777
Household Durables–1.72%
Lennar Class A	34,793	1,362,146
Newell Brands	107,057	1,990,190
		3,352,336
Insurance–9.16%
Assurant	31,972	2,859,576
CNO Financial Group	170,014	2,529,808
Hanover Insurance Group	27,688	3,233,128
Lancashire Holdings	345,561	2,666,685
Reinsurance Group of America	30,424	4,266,357
Unum Group	77,886	2,288,291
		17,843,845
Internet & Direct Marketing Retail–0.76%
†VeriSign	10,039	1,488,683
		1,488,683
IT Services–3.81%
Amdocs	48,482	2,840,076
Booz Allen Hamilton Holding	40,901	1,843,408
Leidos Holdings	51,792	2,730,474
		7,413,958
Machinery–1.17%
†Milacron Holdings	191,470	2,276,578
		2,276,578
Media–0.66%
TEGNA	117,447	1,276,649
		1,276,649
Metals & Mining–3.90%
†Alcoa	63,247	1,681,105
Carpenter Technology	38,308	1,364,148
Commercial Metals	86,388	1,383,936
Reliance Steel & Aluminum	44,356	3,156,816
		7,586,005
Oil, Gas & Consumable Fuels–6.04%
Delek US Holdings	30,748	999,618
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy	66,097	$ 6,127,192
Encana	423,450	2,447,541
†Laredo Petroleum	180,089	651,922
†WPX Energy	134,938	1,531,546
		11,757,819
Road & Rail–2.30%
†Genesee & Wyoming Class A	47,932	3,547,926
Knight-Swift Transportation Holdings	37,139	931,075
		4,479,001
Semiconductors & Semiconductor Equipment–2.69%
†Axcelis Technologies	73,335	1,305,363
†Ichor Holdings	105,526	1,720,074
Silicon Motion Technology ADR	64,311	2,218,729
		5,244,166
Software–1.57%
SS&C Technologies Holdings	67,948	3,065,134
		3,065,134
Specialty Retail–0.98%
Caleres	68,639	1,910,223
		1,910,223
Wireless Telecommunication Services–1.66%
Millicom International Cellular SDR	51,095	3,233,072
		3,233,072
Total Common Stock (Cost $181,351,663)		190,093,374
LIMITED PARTNERSHIP–0.55%
Oil, Gas & Consumable Fuels–0.55%
Viper Energy Partners	41,084	1,069,827
Total Limited Partnership (Cost $1,321,816)		1,069,827

MONEY MARKET FUND–1.69%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 2.27%)	3,281,158	3,281,158
Total Money Market Fund (Cost $3,281,158)		3,281,158

LVIP Wellington Mid-Cap Value Fund–6

LVIP Wellington Mid-Cap Value Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.86% (Cost $185,954,637)	194,444,359
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	273,927
NET ASSETS APPLICABLE TO 8,505,472 SHARES OUTSTANDING–100.00%	$194,718,286
NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND STANDARD CLASS ($100,655,343 / 4,389,954 Shares)	$22.929
NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND SERVICE CLASS ($94,062,943 / 4,115,518 Shares)	$22.856
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$171,753,116
Distributable earnings/(accumulated loss)	22,965,170
TOTAL NET ASSETS	$194,718,286

† Non-income producing.
★	Includes $707,544 payable for securities purchased, $55,165 payable for fund shares redeemed, $29,791 other accrued expenses payable and $149,839 due to manager and affiliates as of December 31, 2018.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
SDR–Swedish Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–7

LVIP Wellington Mid-Cap Value Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Dividends	$ 3,241,708
Interest	18,768
Foreign Taxes Withheld	(26,528)
3,233,948
EXPENSES:
Management fees	1,789,378
Distribution fees-Service Class	263,240
Shareholder servicing fees	62,423
Accounting and administration expenses	53,106
Professional fees	34,688
Reports and statements to shareholders	27,922
Custodian fees	11,590
Trustees’ fees and expenses	7,062
Consulting fees	1,884
Pricing fees	986
Other	2,467
2,254,746
Less:
Management fees waived	(115,941)
Total operating expenses	2,138,805
NET INVESTMENT INCOME	1,095,143
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	17,390,909
Foreign currencies	(17,622)
Net realized gain	17,373,287
Net change in unrealized appreciation (depreciation) of:
Investments	(50,415,773)
Foreign currencies	(54)
Foreign currency exchange contracts	53
Net change in unrealized appreciation (depreciation)	(50,415,774)
NET REALIZED AND UNREALIZED LOSS	(33,042,487)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,947,344)
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,095,143	$ 525,506
Net realized gain	17,373,287	6,881,425
Net change in unrealized appreciation (depreciation)	(50,415,774)	18,868,442
Net increase (decrease) in net assets resulting from operations	(31,947,344)	26,275,373
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(4,099,832)	(2,843,604)
Service Class	(3,746,423)	(2,252,990)
	(7,846,255)	(5,096,594)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	28,384,418	30,658,783
Service Class	20,642,508	22,206,062
Reinvestment of dividends and distributions:
Standard Class	4,099,832	2,843,604
Service Class	3,746,423	2,252,990
	56,873,181	57,961,439
Cost of shares redeemed:
Standard Class	(34,764,725)	(15,552,883)
Service Class	(16,135,740)	(19,968,807)
	(50,900,465)	(35,521,690)
Increase in net assets derived from capital share transactions	5,972,716	22,439,749
NET INCREASE (DECREASE) IN NET ASSETS	(33,820,883)	43,618,528
NET ASSETS:
Beginning of year	228,539,169	184,920,641
End of year	$194,718,286	$228,539,169
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (473,497)
Service Class		(161,665)
Net realized gain:
Standard Class		(2,370,107)
Service Class		(2,091,325)
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–8

LVIP Wellington Mid-Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Mid-Cap Value Fund Standard Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 27.870	$ 25.200	$ 22.460	$ 22.964	$ 21.273
Income (loss) from investment operations:
Net investment income[1]	0.173	0.098	0.111	0.068	0.085
Net realized and unrealized gain (loss)	(4.079)	3.241	2.823	(0.418)	1.677
Total from investment operations	(3.906)	3.339	2.934	(0.350)	1.762
Less dividends and distributions from:
Net investment income	(0.184)	(0.108)	(0.121)	(0.154)	(0.071)
Net realized gain	(0.851)	(0.561)	(0.073)	—	—
Total dividends and distributions	(1.035)	(0.669)	(0.194)	(0.154)	(0.071)
Net asset value, end of period	$ 22.929	$ 27.870	$ 25.200	$ 22.460	$ 22.964
Total return[2]	(14.53%)	13.43%	13.07%	(1.52%)	8.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 100,655	$123,063	$ 93,907	$ 58,589	$39,097
Ratio of expenses to average net assets	0.87%	0.88%	0.92%	0.96%	0.94%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.92%	0.92%	0.94%	0.97%	0.95%
Ratio of net investment income to average net assets	0.63%	0.36%	0.48%	0.29%	0.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.58%	0.32%	0.46%	0.28%	0.37%
Portfolio turnover	58%	38%	50%	45%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–9

LVIP Wellington Mid-Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Mid-Cap Value Fund Service Class
Year Ended
	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Net asset value, beginning of period	$ 27.780	$ 25.124	$ 22.400	$ 22.843	$ 21.171
Income (loss) from investment operations:
Net investment income[1]	0.104	0.032	0.053	0.009	0.029
Net realized and unrealized gain (loss)	(4.059)	3.228	2.808	(0.412)	1.668
Total from investment operations	(3.955)	3.260	2.861	(0.403)	1.697
Less dividends and distributions from:
Net investment income	(0.118)	(0.043)	(0.064)	(0.040)	(0.025)
Net realized gain	(0.851)	(0.561)	(0.073)	—	—
Total dividends and distributions	(0.969)	(0.604)	(0.137)	(0.040)	(0.025)
Net asset value, end of period	$ 22.856	$ 27.780	$ 25.124	$ 22.400	$ 22.843
Total return[2]	(14.75%)	13.15%	12.78%	(1.76%)	8.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 94,063	$105,476	$ 91,014	$ 79,862	$143,293
Ratio of expenses to average net assets	1.12%	1.13%	1.17%	1.21%	1.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.17%	1.17%	1.19%	1.22%	1.20%
Ratio of net investment income to average net assets	0.38%	0.11%	0.23%	0.04%	0.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.33%	0.07%	0.21%	0.03%	0.12%
Portfolio turnover	58%	38%	50%	45%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Mid-Cap Value Fund–10

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Mid-Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2015-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Wellington Mid-Cap Value Fund–11

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $2,526 for the year ended December 31, 2018. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $25 million of the Fund's average daily net assets; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.115% on the first $100 million of the Fund’s average daily net assets and 0.075% of the Fund’s average daily net assets in excess of $100 million.   The agreement will continue at least through April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to October 1, 2018, the waiver amount was 0.09% on the first $100 of the Fund’s average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.90% of the average daily net assets for the Standard Class and 1.15% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2020, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
Wellington Management Company LLP(the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$12,329
Legal	2,442
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,089 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The
LVIP Wellington Mid-Cap Value Fund–12

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$124,381
Distribution fees payable to LFD	20,439
Printing and mailing fees payable to Lincoln Life	168
Shareholder servicing fees payable to Lincoln Life	4,851
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $641,391 and securities sales of $104,078, which resulted in net realized losses of $23,291.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$122,367,307
Sales	123,648,793
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments	$188,517,104
Aggregate unrealized appreciation of investments	$ 27,698,107
Aggregate unrealized depreciation of investments	(21,770,852)
Net unrealized appreciation of investments	$ 5,927,255
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Wellington Mid-Cap Value Fund–13

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 6,432,972	$ —	$—	$ 6,432,972
Airlines	2,146,483	—	—	2,146,483
Auto Components	1,564,039	—	—	1,564,039
Banks	19,147,530	—	—	19,147,530
Building Products	1,221,236	2,450,161	—	3,671,397
Chemicals	9,335,014	—	—	9,335,014
Commercial Services & Supplies	3,357,999	—	—	3,357,999
Communications Equipment	1,001,832	—	—	1,001,832
Construction & Engineering	1,249,486	—	—	1,249,486
Construction Materials	—	1,539,698	—	1,539,698
Consumer Finance	1,852,648	—	—	1,852,648
Electric Utilities	7,995,863	—	—	7,995,863
Electrical Equipment	3,035,334	—	—	3,035,334
Electronic Equipment, Instruments & Components	12,177,663	—	—	12,177,663
Equity Real Estate Investment Trusts	23,501,429	—	—	23,501,429
Food & Staples Retailing	3,614,617	—	—	3,614,617
Food Products	3,036,704	—	—	3,036,704
Gas Utilities	5,880,931	—	—	5,880,931
Health Care Equipment & Supplies	5,841,046	—	—	5,841,046
Health Care Providers & Services	1,216,443	—	—	1,216,443
Hotels, Restaurants & Leisure	1,566,777	—	—	1,566,777
Household Durables	3,352,336	—	—	3,352,336
Insurance	15,177,160	2,666,685	—	17,843,845
Internet & Direct Marketing Retail	1,488,683	—	—	1,488,683
IT Services	7,413,958	—	—	7,413,958
Machinery	2,276,578	—	—	2,276,578
Media	1,276,649	—	—	1,276,649
Metals & Mining	7,586,005	—	—	7,586,005
Oil, Gas & Consumable Fuels	11,757,819	—	—	11,757,819
Road & Rail	4,479,001	—	—	4,479,001
Semiconductors & Semiconductor Equipment	5,244,166	—	—	5,244,166
Software	3,065,134	—	—	3,065,134
Specialty Retail	1,910,223	—	—	1,910,223
Wireless Telecommunication Services	—	3,233,072	—	3,233,072
Money Market Fund	3,281,158	—	—	3,281,158
Limited Partnership	1,069,827	—	—	1,069,827
Total Investments	$184,554,743	$9,889,616	$—	$194,444,359
There were no Level 3 investments at the end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market on forward contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$2,281,346	$996,902
Long-term capital gains	5,564,909	4,099,692
Total	$7,846,255	$5,096,594
LVIP Wellington Mid-Cap Value Fund–14

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$17,038,195
Net unrealized appreciation	5,926,975
Distributable earnings/(accumulated loss)	$22,965,170
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	1,059,393	1,168,094
Service Class	766,488	849,625
Shares reinvested:
Standard Class	153,178	108,451
Service Class	139,329	86,703
	2,118,388	2,212,873
Shares redeemed:
Standard Class	(1,238,202)	(587,392)
Service Class	(587,150)	(762,137)
	(1,825,352)	(1,349,529)
Net increase	293,036	863,344
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.   No foreign currency exchange contracts were outstanding at December 31, 2018.
During the year ended December 31, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$—	$53
LVIP Wellington Mid-Cap Value Fund–15

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$13,583	$3,037
8. Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2018. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years,
LVIP Wellington Mid-Cap Value Fund–16

LVIP Wellington Mid-Cap Value Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington Mid-Cap Value Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington Mid-Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington Mid-Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 7, 2019
LVIP Wellington Mid-Cap Value Fund–18

LVIP Wellington Mid-Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three, five and ten year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $100 million for the Fund through April 30, 2019. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the
LVIP Wellington Mid-Cap Value Fund–19

LVIP Wellington Mid-Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Morningstar peer group. The Board also considered that LIAC had negotiated a reduced sub-advisory fee with the sub-adviser and passed the benefit of the reduced fee to investors in the form of an increased advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2020 and an expense limitation through April 30, 2019 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Mid-Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreements. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Funds, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington Mid-Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500® Value TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one and ten year periods, below the return of the Morningstar peer group median and above the benchmark index for the five year period and below the return of the Morningstar peer group median and the benchmark index for the three year period. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board noted that LIAC had negotiated a reduced subadvisory fee schedule for the LVIP Wellington Mid-Cap Value Fund. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Wellington Mid-Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Wellington Mid-Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Wellington Mid-Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Wellington Mid-Cap Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington Mid-Cap Value Fund–24

LVIP Western Asset Core Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2018
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.

LVIP Western Asset Core Bond Fund

LVIP Western Asset Core Bond Fund
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2018 on Form N-Q. The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year for 2019 on Form N-PORT. The Trust’s Form N-Q and Form N-PORT are available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q and Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).
For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Western Asset Core Bond Fund
2018 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Western Asset Management Company
The Fund returned (1.03%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2018, while its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.
Fixed income markets, in general, posted weak results over the twelve months ended December 31, 2018. Higher U.S. growth and inflation expectations caused U.S. Treasury yields to rise for most of the year but muted inflation coupled with global slowdown and recession fears caused yields to fall in the final months of the year. Spread sectors were similarly impacted by periods of elevated volatility as they performed well early in the year with initial solid economic growth forecasts and later saw spreads widen towards year end. All told, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% for the twelve months ended December 31, 2018.
After hitting a high-water mark of 4.2% in the second quarter, the U.S. economy’s annualized GDP growth ticked down to 3.5% in the third quarter. The deceleration in GDP growth reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. The manufacturing sector continued to expand throughout the year, but the pace also moderated during the fourth quarter. The U.S. labor market remained tight throughout the year; the unemployment rate reached 3.7% in October and November, which equaled the lowest unemployment rate since 1969.
In December, the Federal Reserve (Fed) raised interest rates for the fourth time in 2018, as was widely expected, to a target range between 2.25% and 2.50%. This increase marked the Fed’s ninth rate hike since December 2015. In a post-meeting statement, however, the Fed surprised market participants by retaining its forward guidance for “some further gradual increases” and only lowering its prediction from three hikes to two hikes in 2019. This messaging stood in contrast to the dovish approach that had seemingly been advocated by previous remarks from Fed Chair Jerome Powell and other members. Concerns over a potential Fed policy error added to the heightened market volatility experienced towards year end.
At the beginning of the year, Western Asset held expectations for moderate, but synchronized global growth as markets started the year in a risk-on mode and spreads tightened across most sectors. These early expectations were dashed rather quickly as we saw 2018 become the year of the most desynchronized global growth since 1998. For most of the year, the Fund was long U.S. duration in keeping with Western’s outlook that the degree of U.S. market optimism was overdone, growth would remain positive but low, and inflation would remain subdued. The duration overweight also served as a hedge against spread sector overweights held elsewhere in the Fund to help mute downside volatility during risk-off periods. Tactical changes in the Fund’s duration positioning was a net positive contributor for performance as yields fluctuated throughout the year, the yield on the 10-year US Treasury started at 2.40% rose to nearly 3.25% and ended the year at 2.69%.
The Fund’s exposures to corporate credit and U.S. dollar denominated Emerging Markets debt weighed the most heavily on performance. The Emerging Markets asset class suffered with spread widening amidst a rise in risks of a global recession. Western’s view is that Emerging Markets are currently the most undervalued asset class and would be the biggest beneficiary of any attenuation of global risks. Another detractor to the Fund’s performance was its overweight positions in investment grade corporate credit as spreads widened, especially during the second half of the year.
Among the positive contributors to the Fund’s performance were its exposures to structured products, in particular legacy Non-Agency RMBS and CMBS. Spreads for both tightened for most of the year before widening during the fourth quarter, as the outlook for real estate fundamentals generally remained stable for most of the year.
Interest rate derivatives were used to tactically adjust the portfolio’s duration and yield curve positioning and credit index derivatives were used to adjust our exposure to credit index spread levels.
Portfolio Managers:
Western Asset Management Company:	John Bellows
Carl L. Eichstaedt
S. Kenneth Leech
Mark S. Lindbloom
Frederick R. Marki
Julien Scholnick
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/14/16 through 12/31/18
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Western Asset Core Bond Fund shares on 7/14/16 (commencement of operations). As the chart shows, by 12/31/18, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,002 for the Standard Class shares and decreased to $9,940 for the Service Class shares. For comparison, look at how the Bloomberg Barclays U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $10,061. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in

LVIP Western Asset Core Bond Fund–1

LVIP Western Asset Core Bond Fund
2018 Annual Report Commentary (unaudited) (continued)
an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/18
Standard Class Shares
One Year	- 1.03%
Inception (7/14/16)	+ 0.01%
Service Class Shares
One Year	- 1.27%
Inception (7/14/16)	- 0.24%
1. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.
LVIP Western Asset Core Bond Fund–2

LVIP Western Asset Core Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2018 to December 31, 2018
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Annualized Expense Ratio	Expenses Paid During Period 7/1/18 to 12/31/18*
Actual
Standard Class Shares	$1,000.00	$1,012.00	0.52%	$2.64
Service Class Shares	1,000.00	1,010.90	0.77%	3.90
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.60	0.52%	$2.65
Service Class Shares	1,000.00	1,021.30	0.77%	3.92

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Western Asset Core Bond Fund–3

LVIP Western Asset Core Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2018
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.61%
Agency Commercial Mortgage-Backed Securities	0.69%
Agency Mortgage-Backed Securities	37.57%
Corporate Bonds	30.32%
Aerospace & Defense	0.65%
Agriculture	0.58%
Airlines	0.05%
Auto Manufacturers	0.59%
Banks	9.75%
Beverages	0.50%
Biotechnology	0.37%
Chemicals	0.20%
Commercial Services	0.20%
Computers	0.63%
Diversified Financial Services	0.38%
Electric	1.46%
Environmental Control	0.05%
Food	0.49%
Health Care Products	0.36%
Health Care Services	0.47%
Household Products Ware	0.12%
Housewares	0.07%
Insurance	0.17%
Internet	0.33%
Investment Company Security	0.02%
Iron & Steel	0.26%
Lodging	0.09%
Media	1.22%
Mining	1.18%
Miscellaneous Manufacturing	0.64%
Oil & Gas	3.94%
Oil & Gas Services	0.19%
Pharmaceuticals	1.38%
Pipelines	0.92%
Retail	0.32%
Savings & Loans	0.09%
Semiconductors	0.14%
Software	0.61%
Telecommunications	1.47%
Textiles	0.07%
Transportation	0.32%
Trucking & Leasing	0.04%
Security Type/Sector	Percentage of Net Assets
Non-Agency Asset-Backed Securities	4.54%
Non-Agency Collateralized Mortgage Obligations	4.64%
Non-Agency Commercial Mortgage-Backed Securities	4.38%
Regional Bonds	0.18%
Sovereign Bonds	5.37%
Supranational Bank	0.03%
U.S. Treasury Obligations	7.57%
Options Purchased	0.00%
Money Market Fund	1.30%
Short-Term Investments	3.42%
Total Investments	102.62%
Options Written	(0.07%)
Liabilities Net of Receivables and Other Assets	(2.55%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	47.82%
AAA	10.75%
AA	6.07%
A	16.21%
BBB	15.68%
Non-Rated	0.10%
Short-Term Investments	3.37%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Western Asset Core Bond Fund–4

LVIP Western Asset Core Bond Fund
Statement of Net Assets
December 31, 2018
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.61%
•Adjustable Rate Mortgage Trust 2005-9 Series 2005-9 5A1 3.05% (LIBOR01M + 0.54%) 11/25/35	2,174,073	$ 2,142,669
•Fannie Mae Connecticut Avenue Securities Series 2014-C04 1M2 7.41% (LIBOR01M + 4.90%) 11/25/24	4,000,771	4,465,421
Fannie Mae REMICs
*•Series 2008-76 EI 1.99% (4.50% minus LIBOR01M, Cap 4.50%, Floor 0.00%) 9/25/23	125,765	747
*•Series 2010-100 SV 4.12% (6.63% minus LIBOR01M, Cap 6.63%, Floor 0.00%) 9/25/40	2,834,253	488,771
*•Series 2010-134 SK 3.54% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 6/25/38	6,338,380	272,032
*Series 2012-101 BI 4.00% 9/25/27	272,571	21,055
*•Series 2013-124 SB 3.44% (5.95% minus LIBOR01M, Cap 5.95%, Floor 0.00%) 12/25/43	618,547	105,286
*•Series 2013-54 BS 3.64% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 6/25/43	225,294	40,335
*•Series 2016-60 QS 3.59% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/25/46	2,007,843	277,029
*•Series 2016-61 BS 3.59% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/25/46	3,723,699	510,305
*•Series 2017-76 SB 3.59% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 10/25/57	3,057,379	513,710
*•Series 2017-85 SC 3.69% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 11/25/47	632,590	94,314
Freddie Mac REMICs
*•Series 3973 SA 4.03% (6.49% minus LIBOR01M, Cap 6.49%, Floor 0.00%) 12/15/41	1,468,887	263,121
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
*•Series 4057 CS 3.59% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 4/15/39	2,331,549	$ 147,765
Series 4793 CB 3.00% 5/15/48	4,278,077	4,188,295
Series 4793 CD 3.00% 6/15/48	3,116,293	3,035,399
Series 4813 CJ 3.00% 8/15/48	4,718,432	4,589,599
*•Freddie Mac Strips
Series 334 S7 3.64% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 8/15/44	2,464,660	434,626
Series 353 S1 3.54% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 12/15/46	910,959	168,646
•Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-HQ2 M2 4.71% (LIBOR01M + 2.20%) 9/25/24	5,519,830	5,635,370
Series 2015-HQ2 M2 4.46% (LIBOR01M + 1.95%) 5/25/25	372,073	377,783
Series 2015-HQA2 M2 5.31% (LIBOR01M + 2.80%) 5/25/28	282,574	288,113
Series 2016-DNA1 M2 5.41% (LIBOR01M + 2.90%) 7/25/28	8,184,491	8,326,842
Series 2016-DNA3 M2 4.51% (LIBOR01M + 2.00%) 12/25/28	198,651	200,441
Series 2016-HQA1 M2 5.26% (LIBOR01M + 2.75%) 9/25/28	4,495,314	4,563,497
Series 2016-HQA2 M2 4.76% (LIBOR01M + 2.25%) 11/25/28	229,146	232,813
GNMA
*•Series 2007-51 SG 4.11% (6.58% minus LIBOR01M, Cap 6.58%, Floor 0.00%) 8/20/37	323,782	49,917
Series 2010-42 PC 5.00% 7/20/39	185,000	193,887
*Series 2013-53 OI 3.50% 4/20/43	2,416,221	370,081
*•Series 2016-135 SB 3.64% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 10/16/46	499,736	108,405
LVIP Western Asset Core Bond Fund–5

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*•Series 2016-21 ST 3.68% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 2/20/46	2,828,893	$ 514,906
*Series 2016-84 IG 4.50% 11/16/45	4,886,747	1,009,188
*•Series 2017-H22 IC 2.01% 11/20/67	2,490,073	296,246
•Series 2018-H13 FC 2.61% (LIBOR01M + 0.30%) 7/20/68	828,463	825,542
Total Agency Collateralized Mortgage Obligations (Cost $45,583,638)		44,752,156
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.69%
Fannie Mae-Aces Series 2016-M11 AL 2.94% 7/25/39	1,194,698	1,164,079
*♦•Freddie Mac Multifamily Structured Pass Through Certificates Series K058 X1 0.93% 8/25/26	55,228,520	3,308,829
GNMA
*•Series 2013-74 IO 0.79% 12/16/53	56,655,037	2,661,246
*•Series 2016-128 IO 0.95% 9/16/56	19,230,649	1,475,270
•Series 2016-56 VL 3.37% 3/16/57	2,104,655	2,090,525
Series 2018-98 A 3.00% 10/16/50	536,059	526,798
Series 2018-99 A 3.20% 1/16/52	576,583	571,939
Total Agency Commercial Mortgage-Backed Securities (Cost $11,794,621)		11,798,686
AGENCY MORTGAGE-BACKED SECURITIES–37.57%
Fannie Mae
2.95% 7/1/27	1,480,000	1,440,799
3.08% 1/1/28	2,670,000	2,607,114
3.15% 3/1/28	1,370,000	1,350,460
3.50% 3/1/57	8,000,299	7,973,555
4.00% 8/1/56	11,092,748	11,316,495
4.00% 6/1/57	2,584,593	2,636,850
4.50% 9/1/57	3,356,830	3,486,808
Fannie Mae S.F. 15 yr
2.50% 2/1/32	16,472,008	16,092,850
3.00% 10/1/32	15,977,372	15,948,678
3.50% 4/1/32	4,399,847	4,456,500
4.00% 1/1/27	1,146,203	1,174,253
Fannie Mae S.F. 30 yr
3.00% 11/1/46	2,970,519	2,897,122
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 12/1/46	1,199,128	$ 1,172,091
3.00% 1/1/47	2,985,983	2,915,823
3.00% 2/1/47	2,607,717	2,548,849
3.50% 11/1/44	42,812,322	43,013,877
3.50% 10/1/47	24,710,611	24,717,327
3.50% 4/1/48	3,272,080	3,278,891
4.00% 11/1/42	1,627,401	1,673,160
4.00% 10/1/44	23,736,749	24,366,814
4.00% 4/1/47	2,679,702	2,741,501
4.00% 5/1/47	7,899,271	8,071,907
4.00% 9/1/47	30,530,480	31,130,364
4.00% 10/1/47	17,406,592	17,748,173
4.00% 4/1/48	15,509,702	15,813,515
4.50% 6/1/38	2,042,103	2,126,304
4.50% 6/1/39	1,680,062	1,759,312
4.50% 10/1/41	1,148,404	1,204,184
4.50% 1/1/42	4,318,678	4,523,404
4.50% 10/1/43	2,132,291	2,233,266
4.50% 3/1/44	10,934	11,385
4.50% 8/1/44	3,879,006	4,062,781
4.50% 3/1/46	3,299,157	3,452,947
4.50% 3/1/47	4,711,192	4,882,480
4.50% 5/1/47	2,603,250	2,697,860
4.50% 6/1/47	669,743	694,068
5.00% 4/1/37	44,767	47,504
5.00% 5/1/48	607,536	636,962
5.00% 10/1/48	1,273,460	1,334,406
5.00% 11/1/48	3,636,407	3,818,875
5.50% 5/1/34	661,429	712,196
5.50% 9/1/36	897,870	966,287
5.50% 1/1/38	2,695,135	2,912,218
5.50% 1/1/39	1,026,250	1,105,030
5.50% 3/1/40	1,790,255	1,927,744
5.50% 3/1/41	893,562	962,235
5.50% 6/1/41	614,952	665,067
5.50% 7/1/41	1,876,153	2,020,039
6.00% 1/1/39	76,345	83,302
6.00% 10/1/39	1,072,877	1,174,513
6.00% 4/1/40	81,669	89,110
6.00% 10/1/40	371,774	405,648
6.00% 7/1/41	1,070,953	1,168,065
Fannie Mae S.F. 30 yr TBA
4.00% 1/1/49	25,350,000	25,841,156
4.50% 1/1/49	4,900,000	5,085,080
Freddie Mac Gold Pool
3.00% 1/1/49	7,450,000	7,259,735
4.50% 1/1/49	200,000	207,018
5.00% 1/1/49	1,000,000	1,047,244
Freddie Mac S.F. 15 yr
2.50% 1/1/33	3,599,998	3,515,153
2.50% 4/1/33	14,399,993	14,060,613
3.00% 9/1/33	61,948	61,740
3.00% 10/1/33	1,839,576	1,833,416
3.00% 11/1/33	93,918	93,603

LVIP Western Asset Core Bond Fund–6

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
3.00% 12/1/33	723,741	$ 721,317
3.00% 1/1/34	280,817	279,877
Freddie Mac S.F. 20 yr
3.00% 6/1/36	257,813	254,980
4.50% 8/1/23	2,900,895	3,002,554
Freddie Mac S.F. 30 yr
3.00% 1/1/47	5,210,894	5,090,595
3.00% 4/1/47	1,747,476	1,704,243
3.00% 7/1/47	988,746	964,367
3.00% 9/1/47	3,359,712	3,278,467
3.00% 3/1/48	4,937,512	4,813,423
3.00% 9/1/48	1,017,298	991,774
3.50% 7/1/47	8,349,303	8,359,424
3.50% 11/1/47	22,848,750	22,844,902
4.00% 8/1/44	52,384	53,542
4.00% 5/1/45	41,738	42,644
4.00% 9/1/45	41,560	42,433
4.00% 10/1/45	72,468	73,998
4.00% 11/1/45	53,342	54,462
4.00% 12/1/45	440,482	449,750
4.00% 9/1/46	800,117	816,773
4.00% 12/1/46	708,360	722,814
4.00% 2/1/47	720,555	735,283
4.00% 7/1/47	4,303,386	4,393,314
4.00% 10/1/47	26,707,310	27,242,836
4.00% 12/1/47	7,853,046	8,019,220
4.00% 4/1/48	572,099	583,433
4.00% 5/1/48	3,366,419	3,433,027
4.00% 7/1/48	6,891,880	7,027,894
4.00% 9/1/48	7,169,481	7,310,609
4.50% 10/1/35	435,852	453,095
5.00% 7/1/47	783,261	822,276
5.00% 8/1/48	700,000	733,185
5.00% 9/1/48	685,350	719,214
5.00% 10/1/48	589,730	618,146
5.00% 11/1/48	697,516	732,401
5.00% 1/1/49	3,900,000	4,088,115
Freddie Mac S.F. 30 yr TBA 4.00% 1/1/49	13,100,000	13,354,580
GNMA II S.F. 30 yr
3.00% 9/20/47	46,764,416	46,069,605
3.00% 11/20/47	2,952,836	2,908,679
3.00% 2/20/48	196,928	193,972
3.50% 9/20/47	67,015,897	67,460,977
3.50% 10/20/47	1,772,483	1,785,204
3.50% 11/20/47	185,774	187,008
3.50% 12/20/47	14,016,695	14,109,785
4.00% 8/20/47	5,930,110	6,076,034
4.50% 6/20/48	97,812	101,312
5.00% 8/20/48	2,473,281	2,578,571
5.00% 11/20/48	209,621	218,511
=5.00% 1/20/49	200,000	208,523
GNMA II S.F. 30 yr TBA
4.50% 1/1/49	300,000	310,424
5.00% 1/1/49	7,800,000	8,123,962
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr TBA (continued)
5.00% 2/1/49	500,000	$ 519,824
Total Agency Mortgage-Backed Securities (Cost $656,133,072)		642,937,084

CORPORATE BONDS–30.32%
Aerospace & Defense–0.65%
Boeing 4.88% 2/15/20	890,000	909,256
Harris
4.85% 4/27/35	580,000	577,041
5.05% 4/27/45	80,000	82,593
Lockheed Martin
3.55% 1/15/26	1,676,000	1,665,647
4.50% 5/15/36	240,000	248,373
Northrop Grumman
2.55% 10/15/22	1,520,000	1,472,144
2.93% 1/15/25	2,270,000	2,156,908
3.25% 1/15/28	660,000	616,966
United Technologies
3.95% 8/16/25	2,050,000	2,037,060
4.13% 11/16/28	1,330,000	1,320,280
		11,086,268
Agriculture–0.58%
Altria Group 5.38% 1/31/44	390,000	364,871
BAT Capital
3.56% 8/15/27	6,070,000	5,398,364
4.54% 8/15/47	1,230,000	982,663
Philip Morris International
2.50% 8/22/22	800,000	771,298
4.50% 3/20/42	2,340,000	2,226,757
Reynolds American 5.85% 8/15/45	200,000	186,408
		9,930,361
Airlines–0.05%
♦American Airlines Pass Through Trust
3.38% 11/1/28	687,309	654,036
3.70% 4/1/28	243,435	236,582
		890,618
Auto Manufacturers–0.59%
BMW US Capital, LLC 2.80% 4/11/26	644,000	590,920
Daimler Finance North America 2.70% 8/3/20	700,000	691,278
Ford Motor Credit
3.10% 5/4/23	1,366,000	1,236,061
3.20% 1/15/21	200,000	194,045
3.34% 3/18/21	1,939,000	1,882,423
General Motors 6.75% 4/1/46	191,000	185,472
General Motors Financial
2.45% 11/6/20	390,000	378,964
3.45% 4/10/22	1,140,000	1,103,290

LVIP Western Asset Core Bond Fund–7

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial (continued)
3.70% 5/9/23	2,090,000	$ 1,990,453
4.38% 9/25/21	643,000	644,655
Toyota Motor Credit 2.80% 7/13/22	1,225,000	1,209,453
		10,107,014
Banks–9.75%
ABN AMRO Bank 2.45% 6/4/20	430,000	424,943
Banco Santander
3.80% 2/23/28	400,000	356,457
3.85% 4/12/23	1,000,000	972,609
4.38% 4/12/28	600,000	561,281
•Banco Santander S.A. 3.55% (LIBOR03M + 1.12%) 4/12/23	600,000	588,696
Bank of America
3.30% 1/11/23	3,140,000	3,094,188
μ3.55% 3/5/24	1,600,000	1,581,561
μ3.59% (LIBOR03M + 1.37%) 7/21/28	3,730,000	3,541,077
μ3.95% 1/23/49	2,140,000	1,910,825
4.25% 10/22/26	3,250,000	3,164,054
4.45% 3/3/26	6,611,000	6,545,527
5.00% 1/21/44	2,180,000	2,260,896
μBank of Montreal 3.80% 12/15/32	300,000	278,175
μBarclays 4.97% 5/16/29	1,300,000	1,255,741
BNG Bank 1.63% 4/19/21	1,294,000	1,263,607
BNP Paribas S.A.
μ4.38% 3/1/33	1,540,000	1,443,524
4.40% 8/14/28	1,790,000	1,750,496
4.63% 3/13/27	390,000	379,194
BPCE S.A. 5.15% 7/21/24	780,000	784,169
Citigroup
3.30% 4/27/25	4,070,000	3,870,536
4.45% 9/29/27	14,000,000	13,507,872
4.65% 7/23/48	2,030,000	1,991,818
4.75% 5/18/46	620,000	575,279
8.13% 7/15/39	60,000	83,481
Commonwealth Bank of Australia 3.90% 7/12/47	1,610,000	1,507,442
Compass Bank 3.88% 4/10/25	892,000	856,266
Cooperatieve Rabobank
2.50% 1/19/21	648,000	636,948
5.25% 8/4/45	780,000	807,185
Cooperatieve Rabobank UA
2.25% 1/14/20	250,000	247,901
4.38% 8/4/25	4,000,000	3,934,196
4.75% 1/15/20	410,000	416,811
μ11.00% (LIBOR03M + 10.87%) 6/30/19	1,520,000	1,575,100
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μCredit Agricole S.A. 4.00% 1/10/33	1,130,000	$ 1,036,706
Credit Suisse Group
3.13% 12/10/20	1,139,000	1,128,385
μ3.87% 1/12/29	670,000	624,472
4.28% 1/9/28	1,610,000	1,554,893
Credit Suisse Group Funding Guernsey 4.55% 4/17/26	2,381,000	2,361,013
Goldman Sachs Group
3.50% 11/16/26	4,000,000	3,698,343
μ3.69% (LIBOR03M + 1.51%) 6/5/28	3,000,000	2,791,082
μ4.22% 5/1/29	3,140,000	3,027,642
4.25% 10/21/25	1,340,000	1,284,335
4.75% 10/21/45	2,090,000	1,992,974
5.15% 5/22/45	800,000	749,676
5.25% 7/27/21	2,380,000	2,471,548
6.25% 2/1/41	1,660,000	1,896,900
6.75% 10/1/37	750,000	848,371
HSBC Bank USA NA 4.88% 8/24/20	710,000	727,625
HSBC Holdings
3.40% 3/8/21	1,340,000	1,336,940
μ4.04% (LIBOR03M + 1.55%) 3/13/28	2,410,000	2,308,151
4.30% 3/8/26	910,000	898,462
μ4.58% 6/19/29	4,330,000	4,296,954
μ6.88% (USISDA05 + 5.51%) 6/1/21	566,000	583,121
ING Bank 2.50% 10/1/19	550,000	547,558
Intesa Sanpaolo S.p.A.
3.13% 7/14/22	2,010,000	1,859,992
3.38% 1/12/23	630,000	584,140
3.88% 7/14/27	4,080,000	3,515,692
3.88% 1/12/28	1,320,000	1,129,403
4.38% 1/12/48	2,630,000	1,987,427
JPMorgan Chase & Co.
3.63% 12/1/27	1,570,000	1,463,722
μ4.02% 12/5/24	2,700,000	2,723,293
4.13% 12/15/26	2,000,000	1,954,629
μ4.20% 7/23/29	1,170,000	1,167,809
4.25% 10/1/27	6,738,000	6,644,935
μ4.45% 12/5/29	930,000	947,077
Kreditanstalt fuer Wiederaufbau 1.50% 6/15/21	1,006,000	979,918
Lloyds Banking Group
2.70% 8/17/20	200,000	197,517
μ2.91% 11/7/23	2,120,000	2,009,297
3.10% 7/6/21	233,000	228,623
4.38% 3/22/28	360,000	342,164
4.65% 3/24/26	2,810,000	2,645,905
Morgan Stanley
μ3.77% 1/24/29	1,990,000	1,906,142

LVIP Western Asset Core Bond Fund–8

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley (continued)
5.50% 7/24/20	170,000	$ 175,314
Royal Bank of Canada
2.15% 10/26/20	820,000	807,618
3.20% 4/30/21	930,000	930,215
μRoyal Bank of Scotland Group
4.52% 6/25/24	2,580,000	2,534,106
4.89% 5/18/29	620,000	592,912
Santander UK Group Holdings
2.38% 3/16/20	490,000	484,734
2.88% 10/16/20	635,000	625,192
3.13% 1/8/21	1,210,000	1,190,262
State Street 3.10% 5/15/23	730,000	717,927
Svenska Handelsbanken 3.35% 5/24/21	1,010,000	1,009,795
Toronto-Dominion Bank 3.25% 6/11/21	1,130,000	1,135,026
UBS AG 4.50% 6/26/48	200,000	207,120
UBS Group Funding Switzerland AG
3.49% 5/23/23	1,820,000	1,775,992
4.13% 4/15/26	1,176,000	1,169,519
4.25% 3/23/28	4,280,000	4,224,595
US Bancorp 2.35% 1/29/21	713,000	702,682
US Bank NA 3.15% 4/26/21	920,000	921,143
•Wachovia Capital Trust III 5.57% (LIBOR03M + 0.93%) 1/31/19	1,850,000	1,675,637
Wells Fargo & Co.
3.00% 10/23/26	1,390,000	1,288,078
4.13% 8/15/23	2,460,000	2,477,111
4.30% 7/22/27	3,004,000	2,960,160
4.40% 6/14/46	2,750,000	2,528,405
4.60% 4/1/21	410,000	419,982
4.65% 11/4/44	30,000	28,304
4.75% 12/7/46	3,140,000	3,030,220
4.90% 11/17/45	1,630,000	1,592,883
Westpac Banking 2.60% 11/23/20	970,000	957,888
		166,783,511
Beverages–0.50%
Anheuser-Busch Companies, LLC / Anheuser-Busch InBev Worldwide 4.90% 2/1/46	6,020,000	5,594,955
Anheuser-Busch InBev Finance 3.30% 2/1/23	1,350,000	1,313,908
Diageo Investment 2.88% 5/11/22	900,000	891,652
PepsiCo 4.45% 4/14/46	769,000	805,006
		8,605,521
Biotechnology–0.37%
Amgen
2.13% 5/1/20	200,000	197,399
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Amgen (continued)
3.88% 11/15/21	570,000	$ 577,895
Celgene 3.25% 8/15/22	2,818,000	2,769,001
Gilead Sciences
3.65% 3/1/26	1,590,000	1,559,978
4.75% 3/1/46	1,190,000	1,183,272
		6,287,545
Chemicals–0.20%
Equate Petrochemical B.V. 4.25% 11/3/26	1,900,000	1,844,605
OCP 4.50% 10/22/25	1,257,000	1,207,635
Syngenta Finance 3.93% 4/23/21	460,000	453,962
		3,506,202
Commercial Services–0.20%
DP World 5.63% 9/25/48	3,660,000	3,455,040
		3,455,040
Computers–0.63%
Apple
1.55% 8/4/21	230,000	223,091
2.00% 11/13/20	950,000	937,740
2.45% 8/4/26	3,950,000	3,654,448
Dell International 4.42% 6/15/21	4,340,000	4,335,330
Dell International / EMC 3.48% 6/1/19	1,690,000	1,685,176
		10,835,785
Diversified Financial Services–0.38%
AerCap Ireland Capital 4.50% 5/15/21	1,590,000	1,595,475
International Lease Finance 8.63% 1/15/22	590,000	656,377
Visa
3.15% 12/14/25	1,620,000	1,593,435
4.30% 12/14/45	2,560,000	2,652,036
		6,497,323
Electric–1.46%
Cleveland Electric Illuminating 3.50% 4/1/28	300,000	286,350
Comision Federal de Electricidad
4.75% 2/23/27	1,720,000	1,625,400
4.88% 1/15/24	380,000	371,925
DTE Energy 3.30% 6/15/22	1,263,000	1,254,314
Duke Energy
2.40% 8/15/22	1,470,000	1,413,483
3.15% 8/15/27	1,840,000	1,720,859
3.75% 9/1/46	805,000	698,799
FirstEnergy
2.85% 7/15/22	2,190,000	2,136,208
3.90% 7/15/27	2,120,000	2,058,405

LVIP Western Asset Core Bond Fund–9

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
FirstEnergy (continued)
7.38% 11/15/31	3,010,000	$ 3,811,704
Pacific Gas & Electric
5.80% 3/1/37	892,000	831,163
6.05% 3/1/34	3,330,000	3,100,277
Perusahaan Listrik Negara 4.13% 5/15/27	1,300,000	1,205,639
Perusahaan Listrik Negara PT
5.45% 5/21/28	690,000	700,098
6.15% 5/21/48	2,550,000	2,569,265
Southern 3.25% 7/1/26	1,200,000	1,125,944
		24,909,833
Environmental Control–0.05%
Waste Management 2.40% 5/15/23	960,000	921,699
		921,699
Food–0.49%
Danone S.A.
2.08% 11/2/21	1,040,000	1,005,381
2.59% 11/2/23	2,160,000	2,055,792
2.95% 11/2/26	360,000	329,025
Kraft Heinz Foods 3.00% 6/1/26	2,992,000	2,673,450
Smithfield Foods 2.70% 1/31/20	2,320,000	2,289,188
		8,352,836
Health Care Products–0.36%
Abbott Laboratories
3.75% 11/30/26	24,000	23,742
4.75% 11/30/36	650,000	680,582
4.90% 11/30/46	1,220,000	1,285,578
Becton Dickinson & Co.
3.36% 6/6/24	1,220,000	1,173,216
3.73% 12/15/24	313,000	302,755
4.69% 12/15/44	660,000	619,986
Medtronic
3.50% 3/15/25	1,050,000	1,046,719
4.63% 3/15/45	940,000	987,813
		6,120,391
Health Care Services–0.47%
Aetna 3.88% 8/15/47	470,000	399,527
Anthem
2.95% 12/1/22	1,230,000	1,200,639
3.13% 5/15/22	320,000	315,547
3.35% 12/1/24	430,000	419,460
3.65% 12/1/27	1,430,000	1,368,822
Halfmoon Parent 4.13% 11/15/25	550,000	550,040
Humana
3.95% 3/15/27	1,220,000	1,193,985
4.80% 3/15/47	50,000	50,231
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Humana (continued)
4.95% 10/1/44	220,000	$ 226,802
UnitedHealth Group
2.70% 7/15/20	850,000	847,151
3.75% 7/15/25	810,000	820,644
3.88% 10/15/20	610,000	618,278
		8,011,126
Household Products Ware–0.12%
Reckitt Benckiser Treasury Services 2.38% 6/24/22	2,150,000	2,066,022
		2,066,022
Housewares–0.07%
Newell Brands
3.85% 4/1/23	390,000	384,657
4.20% 4/1/26	900,000	880,402
		1,265,059
Insurance–0.17%
American International Group 3.75% 7/10/25	450,000	431,466
Chubb INA Holdings 3.35% 5/3/26	590,000	577,709
MetLife 6.40% 12/15/66	1,600,000	1,629,376
Reliance Standard Life Global Funding II 2.50% 1/15/20	320,000	316,989
		2,955,540
Internet–0.33%
Amazon.com
3.15% 8/22/27	1,250,000	1,208,206
3.88% 8/22/37	500,000	483,825
4.05% 8/22/47	610,000	597,527
4.95% 12/5/44	630,000	700,006
Tencent Holdings 3.60% 1/19/28	2,890,000	2,718,427
		5,707,991
Investment Company Security–0.02%
Temasek Financial I 2.38% 1/23/23	368,000	356,719
		356,719
Iron & Steel–0.26%
Vale Overseas 6.25% 8/10/26	4,070,000	4,405,775
		4,405,775
Lodging–0.09%
Sands China
4.60% 8/8/23	620,000	617,446
5.13% 8/8/25	1,010,000	1,001,536
		1,618,982

LVIP Western Asset Core Bond Fund–10

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Media–1.22%
21st Century Fox America 6.65% 11/15/37	460,000	$ 607,486
Charter Communications Operating
3.58% 7/23/20	630,000	629,557
4.20% 3/15/28	2,120,000	2,000,784
4.91% 7/23/25	2,401,000	2,390,769
5.38% 4/1/38	540,000	504,213
5.38% 5/1/47	740,000	672,880
6.48% 10/23/45	1,210,000	1,247,774
Comcast
3.15% 3/1/26	1,166,000	1,116,705
3.38% 8/15/25	1,000,000	975,277
3.70% 4/15/24	730,000	734,974
3.95% 10/15/25	2,530,000	2,562,171
4.15% 10/15/28	4,970,000	5,052,632
4.25% 10/15/30	1,280,000	1,296,235
4.70% 10/15/48	260,000	263,457
Warner Media 3.80% 2/15/27	840,000	789,527
		20,844,441
Mining–1.18%
Anglo American Capital
3.63% 9/11/24	1,900,000	1,797,565
4.00% 9/11/27	930,000	842,423
Barrick Gold 5.25% 4/1/42	10,000	10,020
Barrick North America Finance 5.70% 5/30/41	2,260,000	2,387,342
BHP Billiton Finance USA
2.88% 2/24/22	492,000	488,496
5.00% 9/30/43	480,000	525,124
μ6.25% (USSW5 + 4.97%) 10/19/75	1,150,000	1,175,927
μ6.75% (USSW5 + 5.09%) 10/19/75	920,000	955,379
Glencore Finance Canada 4.25% 10/25/22	820,000	818,078
Glencore Funding, LLC
2.88% 4/16/20	280,000	277,518
4.00% 3/27/27	550,000	501,570
4.13% 5/30/23	110,000	108,109
4.63% 4/29/24	1,380,000	1,372,734
Nacional del Cobre de Chile 3.63% 8/1/27	3,130,000	2,988,680
Southern Copper 5.25% 11/8/42	6,150,000	5,864,445
		20,113,410
Miscellaneous Manufacturing–0.64%
Eaton
2.75% 11/2/22	1,660,000	1,615,957
4.15% 11/2/42	1,170,000	1,102,423
General Electric
4.50% 3/11/44	450,000	368,279
5.55% 5/4/20	362,000	368,322
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
General Electric (continued)
5.88% 1/14/38	650,000	$ 623,198
6.00% 8/7/19	1,016,000	1,027,093
6.88% 1/10/39	5,560,000	5,829,022
		10,934,294
Oil & Gas–3.94%
Anadarko Petroleum
4.50% 7/15/44	2,850,000	2,423,629
5.55% 3/15/26	120,000	125,862
6.60% 3/15/46	3,500,000	3,877,351
Apache
4.75% 4/15/43	3,700,000	3,184,417
5.10% 9/1/40	400,000	363,432
6.00% 1/15/37	2,223,000	2,284,015
BP Capital Markets
3.12% 5/4/26	2,820,000	2,654,301
3.22% 11/28/23	1,520,000	1,499,076
3.25% 5/6/22	800,000	793,437
Chevron 2.95% 5/16/26	997,000	960,731
Cimarex Energy 3.90% 5/15/27	630,000	585,625
CNOOC Finance 2015 Australia 2.63% 5/5/20	488,000	483,653
CNOOC Finance 2015 USA
3.50% 5/5/25	2,600,000	2,522,725
4.38% 5/2/28	1,830,000	1,863,688
Concho Resources
3.75% 10/1/27	100,000	94,309
4.30% 8/15/28	800,000	784,085
ConocoPhillips 4.30% 11/15/44	1,050,000	1,035,200
Continental Resources
3.80% 6/1/24	510,000	483,382
4.38% 1/15/28	180,000	169,647
Devon Energy
3.25% 5/15/22	370,000	360,831
5.00% 6/15/45	2,025,000	1,789,984
5.85% 12/15/25	2,260,000	2,400,356
Ecopetrol 5.88% 5/28/45	6,280,000	5,953,252
Exxon Mobil
3.04% 3/1/26	1,150,000	1,122,974
4.11% 3/1/46	760,000	773,391
KazMunayGas National
5.38% 4/24/30	1,850,000	1,823,660
5.75% 4/19/47	2,500,000	2,389,675
Noble Energy
3.85% 1/15/28	720,000	652,181
4.95% 8/15/47	350,000	303,898
5.05% 11/15/44	1,200,000	1,037,117
Occidental Petroleum
3.00% 2/15/27	820,000	779,109
3.13% 2/15/22	370,000	368,086
4.10% 2/15/47	590,000	551,720
4.20% 3/15/48	210,000	201,202

LVIP Western Asset Core Bond Fund–11

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum (continued)
4.40% 4/15/46	380,000	$ 370,589
4.63% 6/15/45	1,170,000	1,164,252
Pertamina Persero 6.00% 5/3/42	1,790,000	1,790,308
Petroleos del Peru 4.75% 6/19/32	5,390,000	5,187,875
Petroleos Mexicanos
5.50% 6/27/44	790,000	600,937
5.63% 1/23/46	2,710,000	2,064,722
6.38% 1/23/45	900,000	727,875
6.63% 6/15/35	1,746,000	1,532,988
6.88% 8/4/26	365,000	355,692
Shell International Finance
1.88% 5/10/21	850,000	828,172
2.88% 5/10/26	804,000	771,920
4.00% 5/10/46	4,020,000	3,891,490
Sinopec Group Overseas Development 2014 4.38% 4/10/24	1,410,000	1,441,882
		67,424,703
Oil & Gas Services–0.19%
Halliburton
3.80% 11/15/25	1,120,000	1,086,888
5.00% 11/15/45	290,000	285,773
Schlumberger Holdings
3.00% 12/21/20	660,000	654,589
4.00% 12/21/25	1,270,000	1,255,428
		3,282,678
Pharmaceuticals–1.38%
AbbVie 3.60% 5/14/25	610,000	585,924
Allergan Finance
3.80% 3/15/25	790,000	772,270
4.55% 3/15/35	1,640,000	1,560,070
Allergan Funding SCS 4.75% 3/15/45	308,000	293,446
Cardinal Health
2.62% 6/15/22	390,000	376,007
3.08% 6/15/24	510,000	479,511
Cigna 3.40% 9/17/21	720,000	718,823
CVS Health
3.35% 3/9/21	700,000	698,366
3.70% 3/9/23	2,370,000	2,346,880
3.88% 7/20/25	1,380,000	1,346,732
4.10% 3/25/25	1,040,000	1,031,025
4.30% 3/25/28	7,500,000	7,345,870
5.05% 3/25/48	210,000	205,016
5.13% 7/20/45	1,110,000	1,084,343
Eli Lilly & Co. 3.10% 5/15/27	460,000	445,857
Halfmoon Parent
3.75% 7/15/23	1,910,000	1,905,607
4.38% 10/15/28	1,380,000	1,390,389
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Johnson & Johnson 3.70% 3/1/46	1,040,000	$ 990,284
		23,576,420
Pipelines–0.92%
Energy Transfer Operating 4.95% 6/15/28	220,000	215,652
Energy Transfer Partners 5.88% 3/1/22	1,308,000	1,361,848
Enterprise Products Operating
3.95% 2/15/27	1,783,000	1,778,187
4.15% 10/16/28	450,000	448,626
Kinder Morgan Energy Partners
3.50% 3/1/21	350,000	349,104
4.25% 9/1/24	1,080,000	1,074,868
MPLX
4.00% 3/15/28	1,520,000	1,427,313
4.50% 4/15/38	980,000	858,509
4.70% 4/15/48	1,710,000	1,490,659
4.80% 2/15/29	580,000	579,720
5.50% 2/15/49	830,000	810,271
Transcontinental Gas Pipe Line 7.85% 2/1/26	4,000,000	4,842,132
Williams Companies 5.25% 3/15/20	440,000	448,878
		15,685,767
Retail–0.32%
McDonald's
3.50% 3/1/27	290,000	282,145
3.70% 1/30/26	890,000	873,803
4.88% 12/9/45	1,390,000	1,404,431
TJX 2.25% 9/15/26	560,000	508,611
Walgreens Boots Alliance 4.80% 11/18/44	386,000	352,690
Walmart 3.70% 6/26/28	1,940,000	1,971,269
		5,392,949
Savings & Loans–0.09%
μNationwide Building Society 4.36% 8/1/24	1,510,000	1,480,906
		1,480,906
Semiconductors–0.14%
Broadcom
3.13% 1/15/25	790,000	714,141
3.88% 1/15/27	110,000	98,848
Texas Instruments 4.15% 5/15/48	1,540,000	1,540,553
		2,353,542
Software–0.61%
Microsoft
1.55% 8/8/21	1,250,000	1,214,793
2.40% 2/6/22	1,840,000	1,819,608

LVIP Western Asset Core Bond Fund–12

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Microsoft (continued)
2.40% 8/8/26	1,900,000	$ 1,773,280
2.70% 2/12/25	310,000	300,920
2.88% 2/6/24	1,780,000	1,764,463
3.30% 2/6/27	1,040,000	1,031,211
3.45% 8/8/36	40,000	37,747
3.70% 8/8/46	280,000	268,918
3.75% 2/12/45	110,000	106,680
4.10% 2/6/37	1,240,000	1,274,834
salesforce.com 3.25% 4/11/23	920,000	925,267
		10,517,721
Telecommunications–1.47%
America Movil
3.13% 7/16/22	950,000	932,493
5.00% 3/30/20	1,014,000	1,032,217
AT&T
3.60% 2/17/23	1,321,000	1,314,061
4.13% 2/17/26	1,601,000	1,566,886
4.25% 3/1/27	440,000	431,212
4.35% 6/15/45	650,000	551,303
4.50% 3/9/48	1,160,000	996,369
4.75% 5/15/46	270,000	240,600
Bharti Airtel 4.38% 6/10/25	220,000	200,688
Deutsche Telekom International Finance 2.82% 1/19/22	380,000	371,877
Sprint Spectrum 3.36% 3/20/23	3,437,500	3,403,125
Telefonica Emisiones
4.10% 3/8/27	680,000	654,328
5.21% 3/8/47	490,000	450,127
Verizon Communications
3.50% 11/1/24	530,000	523,410
3.85% 11/1/42	890,000	770,087
4.13% 3/16/27	760,000	761,900
4.13% 8/15/46	80,000	70,858
4.33% 9/21/28	2,170,000	2,183,213
4.40% 11/1/34	910,000	879,512
4.50% 8/10/33	850,000	841,247
4.52% 9/15/48	330,000	310,519
4.86% 8/21/46	580,000	572,150
5.25% 3/16/37	560,000	585,056
5.50% 3/16/47	120,000	128,079
Vodafone Group
4.38% 5/30/28	4,030,000	3,916,815
5.25% 5/30/48	1,640,000	1,545,265
		25,233,397
Textiles–0.07%
Cintas No. 2
2.90% 4/1/22	600,000	590,640
	PrincipalAmount°	Value(U.S. $)
CORPORATE BONDS (continued)
Textiles (continued)
Cintas No. 2 (continued)
3.70% 4/1/27	690,000	$ 675,081
		1,265,721
Transportation–0.32%
Union Pacific
3.75% 7/15/25	650,000	657,092
3.95% 9/10/28	2,130,000	2,131,347
4.50% 9/10/48	1,750,000	1,732,590
United Parcel Service
3.05% 11/15/27	340,000	324,217
3.13% 1/15/21	660,000	665,604
		5,510,850
Trucking & Leasing–0.04%
Aviation Capital Group, LLC 6.75% 4/6/21	606,000	643,438
		643,438
Total Corporate Bonds (Cost $546,789,282)		518,937,398
NON-AGENCY ASSET-BACKED SECURITIES–4.54%
•ACIS CLO Series 2015-6A A1 4.13% (LIBOR03M + 1.59%) 5/1/27	1,490,000	1,489,976
•AMMC CLO XII Series 2013-12A AR 3.82% (LIBOR03M + 1.20%) 11/10/30	2,000,000	1,981,716
•Apidos CLO XXII Series 2015-22A A1 3.97% (LIBOR03M + 1.50%) 10/20/27	3,250,000	3,249,175
Applebee's Funding, LLC / IHOP Funding, LLC Series 2014-1 A2 4.28% 9/5/44	2,429,250	2,423,590
•Ares XXXIII CLO Series 2015-1A A1R 4.10% (LIBOR03M + 1.35%) 12/5/25	1,500,000	1,499,364
Avis Budget Rental Car Funding AESOP Series 2014-1A A 2.46% 7/20/20	1,001,000	998,067
•BlueMountain CLO Series 2015-1A A1R 3.77% (LIBOR03M + 1.33%) 4/13/27	2,250,000	2,248,981
•Carlyle US CLO Series 2017-2A A1B 3.69% (LIBOR03M + 1.22%) 7/20/31	2,500,000	2,488,253
•Catskill Park CLO Series 2017-1A A2 4.17% (LIBOR03M + 1.70%) 4/20/29	1,500,000	1,469,172

LVIP Western Asset Core Bond Fund–13

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•CBAM
Series 2017-1A A1 3.72% (LIBOR03M + 1.25%) 7/20/30	4,750,000	$ 4,715,429
Series 2017-2A B1 4.20% (LIBOR03M + 1.75%) 10/17/29	1,250,000	1,225,154
•Cedar Funding VI CLO Series 2016-6A AR 3.56% (LIBOR03M + 1.09%) 10/20/28	450,000	445,960
•CIFC Funding Series 2017-4A A2 4.19% (LIBOR03M + 1.70%) 10/24/30	2,000,000	1,951,024
•CWHEQ Revolving Home Equity Loan Trust Series 2006-I 2A 2.60% (LIBOR01M + 0.14%) 1/15/37	2,220,560	2,090,015
•Denali Capital CLO X, LLC Series 2013-1A A1LR 3.56% (LIBOR03M + 1.05%) 10/26/27	4,250,000	4,227,059
Ford Credit Floorplan Master Owner Trust 4.06% 11/15/30	3,200,000	3,208,064
•Halcyon Loan Advisors Funding Series 2015-2A AR 3.57% (LIBOR03M + 1.08%) 7/25/27	2,290,000	2,274,226
•KKR CLO
Series 18 A 3.71% (LIBOR03M + 1.27%) 7/18/30	3,000,000	2,975,526
Series 21 A 3.44% (LIBOR03M + 1.00%) 4/15/31	2,000,000	1,953,534
SBA Small Business Investment Companies Series 2018-10B 1 3.55% 9/11/28	1,360,000	1,398,624
•Seneca Park CLO Series 2014-1A AR 3.57% (LIBOR03M + 1.12%) 7/17/26	1,318,191	1,317,563
•SLC Student Loan Trust 2008-1 Series 2008-1 A4A 4.39% (LIBOR03M + 1.60%) 12/15/32	4,324,885	4,428,802
•SLM Private Credit Student Loan Trust
Series 2005-B A4 3.12% (LIBOR03M + 0.33%) 6/15/39	2,283,949	2,243,937
Series 2006-A A5 3.08% (LIBOR03M + 0.29%) 6/15/39	3,283,371	3,184,807
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Structured Asset Securities Mortgage Loan Trust Series 2006-GEL3 A3 2.81% (LIBOR01M + 0.30%) 7/25/36	2,977,495	$ 2,968,792
•TCI-Symphony CLO Series 2016-1A BR 4.09% (LIBOR03M + 1.65%) 10/13/29	2,000,000	1,955,226
•Towd Point Mortgage Trust
Series 2015-6 A1B 2.75% 4/25/55	2,869,274	2,818,403
Series 2016-1 A1B 2.75% 2/25/55	238,706	235,417
Series 2016-2 A1 3.00% 8/25/55	244,905	241,193
•Tralee CLO V Series 2018-5A B 4.46% (LIBOR03M + 1.70%) 10/20/28	1,200,000	1,174,268
•Venture XXIV CLO Series 2016-24A A1D 3.89% (LIBOR03M + 1.42%) 10/20/28	1,000,000	995,621
•Venture XXX CLO Series 2017-30A C 4.39% (LIBOR03M + 1.95%) 1/15/31	1,825,000	1,746,711
•Voya CLO
Series 2013-1A A1AR 3.65% (LIBOR03M + 1.21%) 10/15/30	4,625,000	4,603,068
Series 2014-2A A1R 3.70% (LIBOR03M + 1.25%) 4/17/30	3,000,000	2,991,858
•Whitehorse XII Series 2018-12A A 3.68% (LIBOR03M + 1.25%) 10/15/31	2,440,000	2,412,218
Total Non-Agency Asset-Backed Securities (Cost $77,817,189)		77,630,793
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.64%
•CSMC Trust Series 2018-J1 A2 3.50% 2/25/48	17,696,081	17,261,553
•Galton Funding Mortgage Trust Series 2017-1 A22 3.00% 7/25/56	1,560,998	1,530,736
•Impac CMB Trust Series Series 2007-A A 3.01% (LIBOR01M + 0.50%) 5/25/37	3,633,980	3,595,252
•JP Morgan Mortgage Trust
Series 2017-5 A2 3.18% 10/26/48	4,418,233	4,373,977

LVIP Western Asset Core Bond Fund–14

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JP Morgan Mortgage Trust (continued)
Series 2018-4 A1 3.50% 10/25/48	3,454,119	$ 3,421,412
•Merrill Lynch Mortgage Investors Trust Series Series 2005-A8 A3A3 2.88% (LIBOR01M + 0.37%) 8/25/36	2,035,841	2,012,591
•New Residential Mortgage Loan Trust
Series 2014-2A A3 3.75% 5/25/54	2,200,617	2,206,305
Series 2015-1A A3 3.75% 5/28/52	1,198,212	1,200,447
Series 2015-2A A1 3.75% 8/25/55	396,460	396,671
Series 2015-2A A2 3.75% 8/25/55	4,920,232	4,915,092
Series 2016-3A A1B 3.25% 9/25/56	2,613,803	2,578,037
Series 2016-3A B1 4.00% 9/25/56	4,887,136	5,017,173
Series 2016-4A B2 4.75% 11/25/56	2,330,318	2,433,095
Series 2017-1A A1 4.00% 2/25/57	6,749,553	6,791,494
Series 2017-4A A1 4.00% 5/25/57	7,166,229	7,230,090
Series 2017-6A A1 4.00% 8/27/57	12,553,071	12,618,000
•Opteum Mortgage Acceptance Series 2005-1 M5 3.71% (LIBOR01M + 1.20%) 2/25/35	1,524,883	1,525,371
•Structured Asset Securities Mortgage Pass-Through Certificates Series 2004-S3 M1 3.48% (LIBOR01M + 0.98%) 11/25/34	333,107	333,144
Total Non-Agency Collateralized Mortgage Obligations (Cost $80,711,988)		79,440,440
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–4.38%
•BX Trust
Series 2017-APPL A 3.34% (LIBOR01M + 0.88%) 7/15/34	1,315,263	1,306,782
Series 2017-IMC A 3.51% (LIBOR01M + 1.05%) 10/15/32	6,610,000	6,540,139
CD Mortgage Trust Series 2016-CD1 A4 2.72% 8/10/49	2,560,000	2,413,662
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•CHT-COSMO Mortgage Trust Series 2017-CSMO A 3.39% (LIBOR01M + 0.93%) 11/15/36	930,000	$ 918,667
Citigroup Commercial Mortgage Trust
*•Series 2013-GC11 XA 1.40% 4/10/46	11,848,252	566,766
Series 2014-GC25 A4 3.64% 10/10/47	889,000	899,518
Series 2016-P3 A4 3.33% 4/15/49	758,000	746,956
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	775,000	766,072
Series 2014-CR16 A4 4.05% 4/10/47	774,000	798,677
Series 2014-CR20 A4 3.59% 11/10/47	402,000	405,003
Series 2014-CR20 AM 3.94% 11/10/47	1,580,000	1,604,032
Series 2015-CR23 A4 3.50% 5/10/48	418,000	418,969
CSMC Series 2014-USA B 4.18% 9/15/37	6,440,000	6,393,990
CSMC Trust Series 2017-LSTK A 2.76% 4/5/33	1,350,000	1,338,097
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	925,000	908,322
•DB-UBS Mortgage Trust Series 2011-LC1A C 5.70% 11/10/46	948,000	989,345
GRACE Mortgage Trust Series 2014-GRCE A 3.37% 6/10/28	1,986,000	1,991,391
GS Mortgage Securities Trust
•Series 2010-C1 C 5.64% 8/10/43	437,000	446,563
•Series 2013-PEMB A 3.55% 3/5/33	5,000,000	4,926,778
Series 2014-GC24 A5 3.93% 9/10/47	1,448,000	1,483,803
Series 2015-GC32 A4 3.76% 7/10/48	512,000	519,477
•Hospitality Mortgage Trust Series 2017-HIT A 3.24% (LIBOR01M + 0.85%) 5/8/30	1,340,000	1,320,257
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	1,795,000	1,820,125
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	1,704,000	1,660,871

LVIP Western Asset Core Bond Fund–15

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	686,000	$ 668,372
•Series 2015-FL7 C 5.31% (LIBOR01M + 2.85%) 5/15/28	1,470,335	1,469,262
Series 2015-JP1 A5 3.91% 1/15/49	1,298,000	1,326,765
•Series 2016-JP3 C 3.48% 8/15/49	1,140,000	1,039,704
•LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.45% 9/15/39	476,091	328,539
Morgan Stanley Bank of America Merrill Lynch Trust
•Series 2013-C7 C 4.11% 2/15/46	3,000,000	3,010,126
Series 2014-C17 A5 3.74% 8/15/47	717,000	727,226
Series 2015-C23 A4 3.72% 7/15/50	1,618,000	1,635,625
Series 2015-C26 A5 3.53% 10/15/48	1,271,800	1,270,106
Series 2016-C29 A4 3.33% 5/15/49	710,000	698,548
•Morgan Stanley Capital I Trust Series 2015-MS1 A4 3.78% 5/15/48	1,750,000	1,775,941
MSCG Trust Series 2016-SNR C 5.21% 11/15/34	892,500	882,705
•Rosslyn Portfolio Trust Series 2017-ROSS A 3.41% (LIBOR01M + 0.95%) 6/15/33	1,490,000	1,483,792
VNDO Trust Series 2016-350P A 3.81% 1/10/35	1,080,000	1,089,932
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 B 4.14% 10/15/45	474,000	483,742
Series 2015-C26 AS 3.58% 2/15/48	7,640,000	7,466,922
*•Series 2016-BNK1 XA 1.78% 8/15/49	17,718,595	1,828,118
*•Series 2016-C36 XA 1.34% 11/15/59	42,011,355	3,100,934
•WFRBS Commercial Mortgage Trust Series 2014-C20 C 4.51% 5/15/47	3,603,000	3,467,755
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $78,184,385)		74,938,376
	PrincipalAmount°	Value(U.S. $)
REGIONAL BONDS–0.18%
Canada—0.18%
Province of British Columbia Canada 2.25% 6/2/26	1,445,000	$ 1,383,593
Province of Manitoba Canada 2.13% 6/22/26	872,000	817,614
Province of Quebec Canada 2.50% 4/20/26	959,000	928,920
		3,130,127
Total Regional Bonds (Cost $3,337,572)		3,130,127
ΔSOVEREIGN BONDS–5.37%
Colombia—0.30%
Colombia Government International Bond
3.88% 4/25/27	1,740,000	1,663,875
5.00% 6/15/45	630,000	601,335
5.63% 2/26/44	2,720,000	2,811,120
		5,076,330
India—0.07%
Export-Import Bank of India 3.38% 8/5/26	1,300,000	1,190,939
		1,190,939
Indonesia—0.63%
Indonesia Government International Bond
3.85% 7/18/27	2,110,000	2,008,313
4.63% 4/15/43	950,000	879,927
4.75% 7/18/47	400,000	377,050
4.88% 5/5/21	290,000	296,775
5.13% 1/15/45	2,130,000	2,104,776
5.13% 1/15/45	3,840,000	3,794,527
5.25% 1/8/47	1,270,000	1,277,795
		10,739,163
Japan—0.08%
Japan Finance Organization for Municipalities 2.13% 4/13/21	1,468,000	1,440,558
		1,440,558
Kazakhstan—0.18%
Kazakhstan Government International Bond 4.88% 10/14/44	3,040,000	3,035,635
		3,035,635
Kuwait—0.14%
Kuwait International Government Bond 3.50% 3/20/27	2,460,000	2,453,043
		2,453,043

LVIP Western Asset Core Bond Fund–16

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	PrincipalAmount°	Value(U.S. $)
ΔSOVEREIGN BONDS (continued)
Mexico—1.53%
Mexico Government International Bond
4.00% 10/2/23	11,080,000	$ 11,042,494
4.75% 3/8/44	16,670,000	15,194,705
		26,237,199
Panama—0.34%
Panama Government International Bond
4.50% 5/15/47	3,130,000	3,051,750
6.70% 1/26/36	2,230,000	2,731,750
		5,783,500
Peru—0.34%
Peruvian Government International Bond 6.55% 3/14/37	4,570,000	5,792,475
		5,792,475
Poland—0.47%
Republic of Poland Government International Bond 4.00% 1/22/24	7,860,000	8,058,308
		8,058,308
Qatar—0.20%
Qatar Government International Bond
3.25% 6/2/26	270,000	261,455
3.88% 4/23/23	3,210,000	3,251,502
		3,512,957
Russia—0.55%
Russian Foreign Bond - Eurobond
5.63% 4/4/42	5,200,000	5,327,904
5.88% 9/16/43	3,800,000	4,012,785
		9,340,689
Saudi Arabia—0.04%
Saudi Government International Bond 2.88% 3/4/23	640,000	616,340
		616,340
United Arab Emirates—0.28%
Abu Dhabi Government International Bond 2.50% 10/11/22	4,900,000	4,765,593
		4,765,593
Uruguay—0.22%
Uruguay Government International Bond 5.10% 6/18/50	3,840,000	3,783,360
		3,783,360
Total Sovereign Bonds (Cost $96,764,470)		91,826,089
	PrincipalAmount°	Value(U.S. $)
SUPRANATIONAL BANK–0.03%
FMS Wertmanagement 1.38% 6/8/21	476,000	$ 462,298
Total Supranational Bank (Cost $477,300)		462,298
U.S. TREASURY OBLIGATIONS–7.57%
U.S. Treasury Bonds
3.00% 2/15/48	1,850,000	1,840,714
3.13% 5/15/48	8,360,000	8,521,159
3.38% 5/15/44	17,320,000	18,452,566
3.38% 11/15/48	30,750,000	32,891,089
3.75% 11/15/43	23,550,000	26,605,060
U.S. Treasury Inflation Index Bond
0.63% 4/15/23	20,879,795	20,541,042
1.00% 2/15/46	7,662,568	7,280,537
U.S. Treasury Notes 2.63% 12/31/25	13,380,000	13,412,927
Total U.S. Treasury Obligations (Cost $127,329,013)		129,545,094

	Number of Contracts
PUT OPTION PURCHASED–0.00%
90 Day IMM Eurodollar Strike price 97, expiration date 2/15/19, notional amount $15,617,000,000	644	8,050
Total Options Purchased (Cost $122,102)		8,050

	Number of Shares
MONEY MARKET FUND–1.30%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 2.27%)	22,307,337	22,307,337
Total Money Market Fund (Cost $22,307,337)		22,307,337

	Principal Amount°
SHORT-TERM INVESTMENTS—3.42%
≠Discount Note–0.08%
Federal Home Loan Bank Discount Notes 2.27% 1/4/19	1,310,000	1,309,757
		1,309,757
≠Discounted Commercial Paper–3.34%
Banco Santander 2.63% 2/1/19	11,480,000	11,454,594
J.P. Morgan Securities 2.55% 2/1/19	15,130,000	15,097,429
Mizuho Bank 2.54% 1/29/19	19,460,000	19,422,388

LVIP Western Asset Core Bond Fund–17

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value(U.S. $)
SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Sumitomo Mitusi Trust 2.55% 1/30/19	11,220,000	$ 11,197,404
		57,171,815
Total Short-Term Investments (Cost $58,481,572)		58,481,572
TOTAL INVESTMENTS–102.62% (Cost $1,805,833,541)	1,756,195,500

	Number of Contracts
OPTIONS WRITTEN–(0.07)%
Call Options Written–(0.07)%
U.S. Treasury 10 yr Notes Strike price $120, expiration date 1/25/19, notional amount $2,664,000,000	(222)	$ (457,875)
U.S. Treasury 5 yr Notes Strike price $114, expiration date 1/25/19, notional amount $1,926,600,000	(169)	(132,031)
U.S. Treasury 10 yr Notes Strike price $121, expiration date 1/25/19, notional amount $1,923,900,000	(159)	(188,813)
U.S. Treasury 10 yr Notes Strike price $122, expiration date 1/25/19, notional amount $1,732,400,000	(142)	(75,438)
U.S. Treasury 5 yr Notes Strike price $114, expiration date 2/22/19, notional amount $1,778,400,000	(156)	(140,156)
U.S. Treasury Bond Strike price $149, expiration date 1/25/19, notional amount $1,385,700,000	(93)	(24,703)
U.S. Treasury 10 yr Notes Strike price $121, expiration date 1/25/19, notional amount $1,370,125,000	(113)	(111,234)
U.S. Treasury 10 yr Notes Strike price $122, expiration date 2/22/19, notional amount $1,098,000,000	(90)	(68,907)
		(1,199,157)
Put Options Written–(0.00)%
90 Day IMM Eurodollar Strike price $97, expiration date 2/15/19, notional amount $15,596,875,000	(644)	(4,025)
U.S. Treasury Bond Strike price $141, expiration date 1/25/19, notional amount $1,311,300,000	(93)	(8,719)
U.S. Treasury Bond Strike price $143, expiration date 1/25/19, notional amount $1,072,500,000	(75)	(18,750)
		(31,494)
Total Options Written (Premium received $(679,931) )		(1,230,651)

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.55%)	(43,565,467)
NET ASSETS APPLICABLE TO 181,774,500 SHARES OUTSTANDING–100.00%	$1,711,399,382
NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND STANDARD CLASS ($1,585,597,464 / 168,409,682 Shares)	$9.415
NET ASSET VALUE PER SHARE–LVIP WESTERN ASSET CORE BOND FUND SERVICE CLASS ($125,801,918 / 13,364,818 Shares)	$9.413
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2018:
Shares of beneficial interest (unlimited authorization–no par)	$1,792,160,137
Distributable earnings/(accumulated loss)	(80,760,755)
TOTAL NET ASSETS	$1,711,399,382

LVIP Western Asset Core Bond Fund–18

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Financial Statements.”
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2018. Rate will reset at a future date.
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.
★	Includes $4,192,791 cash collateral held at broker for futures and options contracts, $8,544,622 cash collateral held at brokers for swap contracts, $72,544,868 payable for securities purchased, $519,396 payable for fund shares redeemed, $73,090 variation margin due to brokers on centrally cleared interest rate swap contracts, $148,354 other accrued expenses payable, $734,628 due to manager and affiliates and $133,645 variation margin due to broker on futures and options contracts as of December 31, 2018.

The following futures contracts and swap contracts were outstanding at December 31, 2018:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
2,894	90 Day IMM Eurodollar	$ 704,327,250	$ 701,171,526	12/16/19	$ 3,155,724	$ —
1,655	90 Day IMM Eurodollar	403,426,937	402,261,479	6/15/20	1,165,458	—
(1,074)	U.S. Treasury 10 yr Notes	(131,044,781)	(128,059,543)	3/20/19	—	(2,985,238)
857	U.S. Treasury 2 yr Notes	181,951,812	181,131,857	3/29/19	819,955	—
961	U.S. Treasury 5 yr Notes	110,214,688	109,375,476	3/29/19	839,212	—
(1,316)	U.S. Treasury Bonds	(192,136,000)	(183,991,742)	3/20/19	—	(8,144,258)
811	U.S. Treasury Ultra Bonds	130,292,219	123,853,567	3/20/19	6,438,652	—
(409)	U.S. Treasury Ultra Notes	(53,201,953)	(51,487,550)	3/20/19	—	(1,714,403)
Total Futures Contracts					$12,419,001	$(12,843,899)
Swap Contract1
CDS Contract
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared/
Protection Sold:
CDX.NA. IG. 31[4] -Quarterly	331,710,000	1.00%	12/20/23	$1,864,837	$5,705,887	$—	$(3,730,480)
LVIP Western Asset Core Bond Fund–19

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
Swap Contracts
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared:
11 yr IRS-Semiannual/Quarterly	38,660,000	3.30% [5]	(0.00%) [5],[6]	12/18/29	(1,817,485)	$(198,018)	$—	(1,619,467)
26 yr IRS-Semiannual/Quarterly	25,803,000	3.33%	(2.80%) [6]	2/15/44	(2,218,307)	11,630	—	(2,229,937)
6 yr IRS-Semiannual/Quarterly	175,227,000	(3.23%) [5]	0.00% [5],[6]	12/18/21	2,419,694	273,776	2,145,918	—
7 yr IRS-Semiannual/Quarterly	74,911,000	3.00%	(2.71%) [6]	5/31/25	(1,739,380)	(1,027,661)	—	(792,597)
2 yr IRS-Annually	112,155,000	2.60% [7]	(0.00%) [7],[8]	12/31/20	(508,787)	(135,258)	—	(373,529)
2 yr IRS-Semiannual/Quarterly	351,320,000	(1.70%)	2.39% [6]	9/28/19	(2,776,015)	(112,932)	—	(1,209,017)
4 yr IRS-Semiannual/Quarterly	120,060,000	(2.85%)	2.71% [6]	8/31/22	1,154,319	(28,664)	2,044,207	—
5 yr IRS-Semiannual/Quarterly	20,879,000	(2.56%)	2.71% [6]	5/31/22	(5,790)	(8,326)	—	(1,004)
						(1,225,453)	4,190,125	(6,225,551)

Reference Obligation/ Payment Frequency (Floating Rate/Floating Rate)	Notional Amount[3]	Floating Interest Rate Paid (Received)[6]	Floating Interest Rate Paid (Received)[8]	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared:
6 yr IRS-Maturity	188,419,000	0.00% [9]	0.00% [9]	3/20/24	$439,175	$3,758	$435,416	$—
Total IRS Contracts						$(1,221,695)	$4,625,541	$(6,225,551)
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 7 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2018.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Effective December 18, 2019.
[6] Rate resets based on LIBOR03M.
[7] Effective April 3, 2019.
[8] Rate resets based on FEDLO1–Federal Funds Rate.
[9] Effective March 20, 2019.

Summary of Abbreviations:
BB–Barclays Bank
BNP–BNP Paribas
CLO–Collateralized Loan Obligation
DB–Deutsche Bank
GNMA–Government National Mortgage Association
LVIP Western Asset Core Bond Fund–20

LVIP Western Asset Core Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IMM–International Monetary Market
IRS–Interest Rate Swap
JPM–JPMorgan
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSCG–Morgan Stanley Capital Group
PC–Participation Certificate
REMICs–Real Estate Mortgage Investment Conduits
S.F.–Single Family
TBA–To be announced
UBS–Union Bank of Switzerland
USSW5–5 year Swap Rate
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–21

LVIP Western Asset Core Bond Fund
Statement of Operations
Year Ended December 31, 2018
INVESTMENT INCOME:
Interest	$ 58,151,905
Dividends	1,041,830
59,193,735
EXPENSES:
Management fees	8,249,903
Shareholder servicing fees	531,660
Accounting and administration expenses	445,864
Distribution fees-Service Class	217,073
Professional fees	77,530
Trustees’ fees and expenses	59,720
Pricing fees	51,627
Reports and statements to shareholders	27,064
Consulting fees	2,825
Other	14,911
Total operating expenses	9,678,177
NET INVESTMENT INCOME	49,515,558
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(11,094,071)
Futures contracts	(1,177,513)
Options purchased	(1,888,557)
Options written	4,567,071
Swap contracts	6,100,024
Net realized loss	(3,493,046)
Net change in unrealized appreciation (depreciation) of:
Investments	(57,817,008)
Futures contracts	(1,572,306)
Options purchased	(305,799)
Options written	(497,841)
Swap contracts	(5,808,833)
Net change in unrealized appreciation (depreciation)	(66,001,787)
NET REALIZED AND UNREALIZED LOSS	(69,494,833)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,979,275)
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/18	12/31/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 49,515,558	$ 30,244,839
Net realized loss	(3,493,046)	(4,867,286)
Net change in unrealized appreciation (depreciation)	(66,001,787)	39,797,069
Net increase (decrease) in net assets resulting from operations	(19,979,275)	65,174,622
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net earnings:[1]
Standard Class	(48,011,603)	(30,443,690)
Service Class	(3,484,223)	(493,790)
Return of capital:
Standard Class	(7,963,135)	—
Service Class	(577,888)	—
	(60,036,849)	(30,937,480)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	164,953,866	1,024,271,928
Service Class	101,195,793	48,101,524
Reinvestment of dividends and distributions:
Standard Class	55,974,738	30,443,690
Service Class	4,062,111	493,790
	326,186,508	1,103,310,932
Cost of shares redeemed:
Standard Class	(395,546,299)	(419,489,581)
Service Class	(17,140,300)	(6,776,628)
	(412,686,599)	(426,266,209)
Increase (decrease) in net assets derived from capital share transactions	(86,500,091)	677,044,723
NET INCREASE (DECREASE) IN NET ASSETS	(166,516,215)	711,281,865
NET ASSETS:
Beginning of year	1,877,915,597	1,166,633,732
End of year	$1,711,399,382	$1,877,915,597
[1] Distributions for the year ended December 31, 2017, as previously reported below, have been reclassified to conform with the current year’s presentation. See Note 10 in Notes to Financial Statements.
Net investment income:
Standard Class		$ (30,443,690)
Service Class		(493,790)
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–22

LVIP Western Asset Core Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Standard Class
		Year Ended	7/14/16 [1] to
	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$ 9.862	$ 9.593	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.262	0.203	0.074
Net realized and unrealized gain (loss)	(0.367)	0.233	(0.406)
Total from investment operations	(0.105)	0.436	(0.332)
Less dividends and distributions from:
Net investment income	(0.293)	(0.167)	(0.075)
Return of capital	(0.049)	—	—
Total dividends and distributions	(0.342)	(0.167)	(0.075)
Net asset value, end of period	$ 9.415	$ 9.862	$ 9.593
Total return[3]	(1.03%)	4.54%	(3.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,585,597	$1,836,303	$1,166,624
Ratio of expenses to average net assets	0.52%	0.51%	0.50%
Ratio of net investment income to average net assets	2.71%	2.06%	1.61%
Portfolio turnover	176%	419%	182% [4]

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund's capital shares.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–23

LVIP Western Asset Core Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Service Class
		Year Ended	7/14/16 to
	12/31/18	12/31/17	12/31/16 [1]
Net asset value, beginning of period	$ 9.866	$ 9.593	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.236	0.180	0.062
Net realized and unrealized gain (loss)	(0.364)	0.230	(0.406)
Total from investment operations	(0.128)	0.410	(0.344)
Less dividends and distributions from:
Net investment income	(0.279)	(0.137)	(0.063)
Return of capital	(0.046)	—	—
Total dividends and distributions	(0.325)	(0.137)	(0.063)
Net asset value, end of period	$ 9.413	$ 9.866	$ 9.593
Total return[3]	(1.27%)	4.27%	(3.44%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$125,802	$41,613	$ 10
Ratio of expenses to average net assets	0.77%	0.76%	0.75%
Ratio of net investment income to average net assets	2.46%	1.81%	1.36%
Portfolio turnover	176%	419%	182% [4]

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Excludes the value of securities received or delivered as a result of in-kind subscriptions of the Fund's capital shares.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–24

LVIP Western Asset Core Bond Fund
Notes to Financial Statements
December 31, 2018
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 96 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Western Asset Core Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs.
1. Significant Accounting Policies
The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.
Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Open-end investment companies are valued at their published net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2018 and for all open tax years (years ended December 31, 2016-December 31, 2017), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2018, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange
LVIP Western Asset Core Bond Fund–25

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $2 billion of the Fund’s average daily net assets; and 0.35% of the Fund’s average daily net assets in excess of $2 billion.   The management fee is calculated daily and paid monthly.
Western Asset Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2018, costs for these administrative and legal services were as follows:
Administrative	$104,813
Legal	20,761
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,303 for the year ended December 31, 2018.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2018, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$667,694
Distribution fees payable to LFD	26,025
Printing and mailing fees payable to Lincoln Life	(2,120)
Shareholder servicing fees payable to Lincoln Life	43,029
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Western Asset Core Bond Fund–26

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 302,134,768
Purchases of U.S. government securities	2,859,060,408
Sales other than U.S. government securities	253,177,362
Sales of U.S. government securities	2,986,955,319
At December 31, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,806,731,832
Aggregate unrealized appreciation of investments and derivatives	$ 7,945,319
Aggregate unrealized depreciation of investments and derivatives	(62,198,480)
Net unrealized depreciation of investments and derivatives	$ (54,253,161)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP Western Asset Core Bond Fund–27

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2018:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 44,752,156	$ —	$ 44,752,156
Agency Commercial Mortgage-Backed Securities	—	11,798,686	—	11,798,686
Agency Mortgage-Backed Securities	—	642,728,561	208,523	642,937,084
Corporate Bonds	—	518,937,398	—	518,937,398
Non-Agency Asset-Backed Securities	—	77,630,793	—	77,630,793
Non-Agency Collateralized Mortgage Obligations	—	79,440,440	—	79,440,440
Non-Agency Commercial Mortgage-Backed Securities	—	74,938,376	—	74,938,376
Regional Bonds	—	3,130,127	—	3,130,127
Sovereign Bonds	—	91,826,089	—	91,826,089
Supranational Bank	—	462,298	—	462,298
U.S. Treasury Obligations	—	129,545,094	—	129,545,094
Options Purchased	8,050	—	—	8,050
Money Market Fund	22,307,337	—	—	22,307,337
Short-Term Investment	—	58,481,572	—	58,481,572
Total Investments	$22,315,387	$1,733,671,590	$208,523	$1,756,195,500
Derivatives:

Assets:
Futures Contracts	$ 12,419,001	$ —	$—	$ 12,419,001
Swap Contracts	$ —	$ 4,625,541	$—	$ 4,625,541
Liabilities:
Futures Contracts	$(12,843,899)	$ —	$—	$(12,843,899)
Swap Contracts	$ —	$(9,956,031)	$—	$ (9,956,031)
Options Written	$ (1,230,651)	$ —	$—	$ (1,230,651)
During the year ended December 31, 2018, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and straddle, mark-to-market of options contracts, mark-to-market of futures contracts and swap contracts   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	Year Ended
	12/31/18	12/31/17
Ordinary income	$51,495,826	$30,937,480
Return of capital	8,541,023	—
Total	$60,036,849	$30,937,480
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(23,960,580)
Other temporary differences	(2,547,014)
Net unrealized depreciation	(54,253,161)
Distributable earnings/(accumulated loss)	$(80,760,755)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2018, there were no permanent differences requiring a reclassification.
LVIP Western Asset Core Bond Fund–28

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2018, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$12,758,766	$11,201,814	$23,960,580
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/18	12/31/17
Shares sold:
Standard Class	17,127,694	104,351,230
Service Class	10,496,612	4,849,148
Shares reinvested:
Standard Class	5,986,025	3,084,847
Service Class	434,607	50,010
	34,044,938	112,335,235
Shares redeemed:
Standard Class	(40,912,912)	(42,837,129)
Service Class	(1,784,311)	(682,255)
	(42,697,223)	(43,519,384)
Net increase (decrease)	(8,652,285)	68,815,851
7. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2018, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, to facilitate investments in portfolio securities and to reduce transaction costs.
Options Contracts–During the year ended December 31, 2018, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is
LVIP Western Asset Core Bond Fund–29

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2018, the Fund used options contracts manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to generate income; to facilitate investments in portfolio securities and to receive premiums for writing options.
Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2018, the Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2018, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2018, the notional value of the protection sold was $331,710,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2018, net unrealized depreciation of the protection sold was $(3,730,480)
LVIP Western Asset Core Bond Fund–30

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2018, the Fund used CDS contracts to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2018 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$12,419,001	Liabilities net of receivables and other assets	$(12,843,899)
Options purchased (Interest rate contracts)	Liabilities net of receivables and other assets	8,050	Liabilities net of receivables and other assets	—
Options written (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(1,230,651)
Swap contracts (Credit contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(3,730,480)
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	4,625,541	Liabilities net of receivables and other assets	(6,225,551)
Total		$17,052,592		$(24,030,581)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,177,513)	$(1,572,306)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(1,888,557)	(305,799)
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	4,567,071	(497,841)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	511,356	(4,490,051)
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	5,588,668	(1,318,782)
Total		$ 7,601,025	$(8,184,779)
LVIP Western Asset Core Bond Fund–31

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 7. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2018.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$1,481,576,855	$937,178,179
Options contracts (average value)	138,327	432,735
CDS contracts (average notional value)*	—	304,081,538
Interest rate swap contracts (average notional value)**	672,273,231	210,863,615

*Long represents buying protection and short represents selling protection.
**Long represent paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
At December 31, 2018, the Fund had no assets and liabilities subject to offsetting provisions.
8.  Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
LVIP Western Asset Core Bond Fund–32

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8.  Credit and Market Risk (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission issued release No. 33-10532, “Disclosure Update and Simplification,” which adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Net Assets; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. This was effective immediately upon issuance and management has implemented the amendments to the statements.
11. Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Trust has adopted the removal of applicable disclosures and management is evaluating the implications of the additional changes on the financial statements.
12. Subsequent Events
Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Western Asset Core Bond Fund–33

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Western Asset Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Western Asset Core Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from July 14, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from July 14, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 9, 2019
LVIP Western Asset Core Bond Fund–34

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 21-22 and September 13-14, 2018, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various sub-advisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the sub-advisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds throughout the year in connection with the regular quarterly Board meetings.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and the compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2018. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the performance of a Morningstar peer group and a benchmark index for the one, three and five year periods, as applicable, and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and portfolio construction. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated sub-advisers responsible for investment performance. The Board considered that LIAC has delegated day-to-day portfolio management to the sub-adviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the sub-adviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Western Asset Core Bond Fund–35

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Western Asset Management Company (“Western”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Western under the subadvisory agreement. The Board considered the services provided by Western, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Western. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of funds included in the Morningstar Intermediate-Term Bond funds category and the Bloomberg Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one year period. The Board concluded that the services provided by Western were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which contains a breakpoint and considered the contractual fee rates charged to other funds and accounts advised by Western with an investment strategy similar to the Fund. The Board considered that LIAC compensates Western from its fees and that the subadvisory fee schedule was negotiated between LIAC and Western, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information provided by Western regarding Western’s estimated profitability from providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Western, an unaffiliated party, and that LIAC compensates Western from its fees. The Board reviewed materials provided by Western as to any additional benefits it receives, and noted that Western stated that it may receive research from trading activity but does not maintain arrangements to receive.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Western Asset Core Bond Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 96 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ellen G. Cooper* 150 N. Radnor-Chester Road, Radnor, PA 19087 YOB: 1964	Chairman and Trustee	Since September 2015	Executive Vice President and Chief Investment Officer, Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Director, Executive Vice President and Chief Investment Officer, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, Liberty Assignment Corporation, Liberty Life Assurance Company of Boston, Lincoln Life & Annuity Company of New York; Executive Vice President and Chief Investment Officer, Lincoln National Corporation; Director, President, Chief Investment Officer, Lincoln Investment Management Company, Lincoln Investment Solutions, Inc.; Director and President, Jefferson-Pilot Investments, Inc.	96	Formerly: Lincoln Advisors Trust
* Ellen G. Cooper is an interested person of the Trust because she is a Director and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	96	Formerly: Lincoln Advisors Trust
LVIP Western Asset Core Bond Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Since April 2007	Retired; Formerly: State Representative, State of New Hampshire; Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	96	Formerly: Lincoln Advisors Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	96	Formerly: Lincoln Advisors Trust
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	96	Copeland Trust since 2010 (mutual fund); Formerly: AlphaOne Capital (2011-2013); Lincoln Advisors Trust
Charles I. Plosser 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	96	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	96	Formerly: Lincoln Advisors Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly: President, Indiana Hospital Association	96	St. Vincent Health; Formerly: Lincoln Advisors Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Since August 2004	Retired; Formerly: Director of Blue & Co., LLC (accounting firm)	96	Formerly: Lincoln Advisors Trust
Nancy B. Wolcott 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, Head of GFI Client Service Delivery, BNY Mellon; EVP, Head of U.S. Funds Services, BNY Mellon	96	FundVantage Trust
** Steve A. Cobb is the son-in-law of Kenneth G. Stella, Trustee.

LVIP Western Asset Core Bond Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016	President, Lincoln Investment Advisors Corporation; Vice President and Head of Funds Management, The Lincoln National Life Insurance Company; Formerly: Vice President August 2015 to April 2016
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company.
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Vice President and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Matthew S. MacMillen 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1966	Vice President	Since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.
Jennifer M. Matthews 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
LVIP Western Asset Core Bond Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Director of Asset Strategies, Nationwide Fund Advisors
Harold Singleton III 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1962	Vice President	Since September 2014	Vice President, Lincoln Investment Advisors
Corporation; Vice President, Head of Client
Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments.
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Western Asset Core Bond Fund–40

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas A. Leonard is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $2,927,964 for 2018 and $2,283,429 for 2017.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $98,850 for 2018 and $94,000 for 2017. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $515,154 for 2018 and $336,130 for 2017. These tax services were comprised of tax compliance services, EU tax reclaim services, PFIC analyzer services and India tax compliance.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $236,878 for 2017. These other services were comprised of advisory services relating to the evaluation of asset servicing providers to the Registrant.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,659,719 for 2018 and $1,618,310 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Lincoln Variable Insurance Products Trust

By (Signature and Title) /s/ Jayson Bronchetti

                                                 Jayson Bronchetti, President

                                                 (principal executive officer)

Date	March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jayson Bronchetti

                                                 Jayson Bronchetti, President

                                                 (principal executive officer)

Date	March 11, 2019

By (Signature and Title) /s/ William P. Flory, Jr.

                                                 William P. Flory, Jr., Chief Accounting Officer

                                                 (principal financial officer)

Date	March 11, 2019